                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08629

                           HARTFORD SERIES FUND, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                             Kevin J. Carr, Esquire
                               Investment Law Unit
                   The Hartford Financial Services Group, Inc.
                              55 Farmington Avenue
                           Hartford, Connecticut 06105
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (860) 297-6443

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2003 - December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


(Tom Marra Photo)
A message from the President

Dear Fellow Contract Owner,

After three years of bear markets, many investors were rewarded for their patience in 2003. Although it began with a declining stock market and sluggish economy, both ended the year on strong notes. Bolstered by fiscal and monetary stimulus, the economy began to pick up in the second half of the year. A strengthening economy, along with better than expected corporate profits, spurred the stock market to double-digit gains. The broad market, as measured by the S&P 500 Index(1), rose 28.7% for the one-year period ending
December 31, 2003.

This past year was also good for the Sub-Accounts within The Director variable annuity suite of products. All twenty-eight of our stock and bond Sub-Accounts turned in positive one-year performance as of December 31, 2003. Especially notable were our stock Sub-Accounts, which posted double-digit returns and made a strong showing versus their peers and benchmarks during this period. Nevertheless, while 2003 proved to be a rewarding year for many investors, one year doesn't make a long-term financial plan. Sometimes it's easy to get caught up in the euphoria of strong short-term performance. However, history has shown that those who have taken a disciplined, long-term approach to investing have been rewarded over time.

As we head into 2004, the economy and stock market appear to have a tailwind. Of course it's impossible to predict the future. Still, you may find the insights of the seasoned investment professionals at Wellington Management Company, LLP, and Hartford Investment Management Company helpful. This annual report includes an overview from the Portfolio Managers of the underlying funds along with an update on the global economy. For more information throughout the year, I encourage you to visit our website at www.hartfordinvestor.com. There you will find daily unit values, current performance and up-to-date quarterly portfolio statistics along with an abundance of product and educational information 24 hours a day, 7 days a week.

Even with signs of economic recovery and solid market performance, 2003 was a bittersweet year for the investment industry. Allegations of wrongdoing have been made against several large mutual fund companies. We have been following the news of regulatory activity concerning the mutual fund industry very closely. The Hartford, like many other companies, will continue to support the ongoing investigations of the Securities and Exchange Commission and the New York attorney general's office and we will continue to monitor events as they unfold.

We take great care and pride in the fact that you have entrusted us with your money. Integrity is a guiding principle of our company and a virtue that our parent, The Hartford Financial Services Group, Inc., has built its reputation on for over 190 years. You can be assured it will remain a steadfast principle within our company.

Thank you for investing in The Director variable annuity suite of products.

Tom Marra

------------------------
(1) The S&P 500 is an unmanaged index which measures broad-based changes in stock market conditions based on the average performance of 500 widely held common stocks. It does not represent the performance of a specific product or investment option. This index is not available for direct investment.

                           HARTFORD HLS MUTUAL FUNDS


                                 ANNUAL REPORT
                            AND MANAGER DISCUSSIONS


                                [PHOTO OF STAG]


                               DECEMBER 31, 2003


                              [THE HARTFORD LOGO]

IMPORTANT NOTICE TO CONTRACT OWNERS

The Hartford is committed to doing what we can to prevent improper trading activity within our products, and will continue to react to Industry "best practices" with respect to this type of activity. We have recently enhanced the language in our variable annuity and variable life insurance policies prospectus surrounding our transfer restrictions by adding the following language to your prospectus.

The underlying Funds are available for use with many different variable annuity products, variable life insurance policies, and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of older Contracts, we currently only have the ability to restrict transfers into certain funds and to limit the total Contract Value invested in any one Fund. The effect on you may include higher transaction costs or lower performance.

To obtain a copy of our latest prospectus for your variable annuity, variable life insurance policies or the underlying funds, please log on to www.hartfordinvestor.com or call 800-862-6668 for variable annuity, 800-528-9009 for group variable annuity, or 800-800-2000, extension 13028, for variable life insurance policies.


         Annual Report
         December 31, 2003                                 (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

                                                       HARTFORD HLS MUTUAL FUNDS

TABLE OF CONTENTS

    Manager Discussions                                               1
    Hartford HLS Mutual Funds Financial Statements:
      Statement of Net Assets or Statement of Assets and
      Liabilities as of December 31, 2003:
         Hartford Advisers HLS Fund                                  33
         Hartford Bond HLS Fund                                      39
         Hartford Capital Appreciation HLS Fund                      47
         Hartford Disciplined Equity HLS Fund (formerly,
         Hartford Growth and Income HLS Fund)                        50
         Hartford Dividend and Growth HLS Fund                       52
         Hartford Equity Income HLS Fund                             54
         Hartford Focus HLS Fund                                     56
         Hartford Global Advisers HLS Fund                           57
         Hartford Global Communications HLS Fund                     68
         Hartford Global Financial Services HLS Fund                 70
         Hartford Global Health HLS Fund                             72
         Hartford Global Leaders HLS Fund                            74
         Hartford Global Technology HLS Fund                         77
         Hartford Growth HLS Fund                                    79
         Hartford Growth Opportunities HLS Fund                      81
         Hartford High Yield HLS Fund                                84
         Hartford Index HLS Fund                                     95
         Hartford International Capital Appreciation HLS Fund       101
         Hartford International Opportunities HLS Fund              104
         Hartford International Small Company HLS Fund              107
         Hartford MidCap HLS Fund                                   111
         Hartford MidCap Value HLS Fund                             114
         Hartford Money Market HLS Fund                             117
         Hartford Mortgage Securities HLS Fund                      119
         Hartford Small Company HLS Fund                            122
         Hartford SmallCap Growth HLS Fund                          124
         Hartford Stock HLS Fund                                    127
         Hartford U.S. Government Securities HLS Fund               129
         Hartford Value HLS Fund                                    131
         Hartford Value Opportunities HLS Fund                      133
      Statements of Operations for the Year Ended December 31,
      2003                                                          136
      Statements of Changes in Net Assets for the Two Years in
      the Year Ended December 31, 2003                              142
      Notes to Financial Statements                                 154
      Financial Highlights                                          192
      Report of Independent Auditors                                210
      Tax information Notice (Unaudited)                            211
      Boards of Directors and Officer Information (Unaudited)       212
      Privacy Policy                                                217

        Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

        This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

IMPORTANT INFORMATION

The following disclosure applies to all Hartford HLS Mutual Funds:

The charts on the following pages represent hypothetical investments in the Hartford HLS Mutual Funds. (Returns include the Fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. Total Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Hartford Advisers HLS Fund(1,2,4)                                  Hartford High Yield HLS Fund(1,2)
Hartford Bond HLS Fund(1,2,4)                                      Hartford Index HLS Fund(1,2,5)
Hartford Capital Appreciation HLS Fund(1,2,4)                      Hartford International Capital Appreciation HLS
Hartford Disciplined Equity HLS Fund (formerly,                    Fund(1,2)
Hartford Growth and Income HLS Fund)(1,2)                          Hartford International Opportunities HLS
Hartford Dividend and Growth HLS Fund(1,2,4)                       Fund(1,2,4)
Hartford Equity Income HLS Fund(1)                                 Hartford International Small Company HLS
Hartford Focus HLS Fund(1,2)                                       Fund(1,2)
Hartford Global Advisers HLS Fund(1,2,5)                           Hartford MidCap HLS Fund(1,2,5)
Hartford Global Communications HLS Fund(1,2)                       Hartford MidCap Value HLS Fund(1,2)
Hartford Global Financial Services HLS Fund(1,2)                   Hartford Mortgage Securities HLS Fund(1,2,5)
Hartford Global Health HLS Fund(1,2)                               Hartford Small Company HLS Fund(1,2,4)
Hartford Global Leaders HLS Fund(1,2)                              Hartford SmallCap Growth HLS Fund(1,3)
Hartford Global Technology HLS Fund(1,2)                           Hartford Stock HLS Fund(1,2,4)
Hartford Growth HLS Fund(1,2)                                      Hartford U.S. Government Securities HLS
Hartford Growth Opportunities HLS Fund(1,3)                        Fund(1,3)
                                                                   Hartford Value HLS Fund(1,2)
                                                                   Hartford Value Opportunities HLS Fund(1,3)

 (1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

 (2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

 (3) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

 (4) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

 (5) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The opinions about future economic and market developments expressed in this report are those of the portfolio manager(s) and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

COMPARATIVE BENCHMARKS appear throughout the fund commentary as a measure of fund performance. You cannot invest directly in any of these indices.

90 DAY TREASURY BILLS is an unmanaged index of short-term treasury bills.

CITIGROUP BROAD MARKET EURO-PACIFIC <$2B INDEX is a free float-adjusted market capitalization index that includes only those companies with a market cap between $100 million and $2 billion, representing roughly the bottom 20% of the world equity market by size.

GOLDMAN SACHS HEALTH CARE INDEX is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is a modified capitalization-weighted index based on United States headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

LEHMAN BROTHERS GLOBAL AGGREGATE INDEX USD HEDGED provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

LEHMAN BROTHERS GOVERNMENT / CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government / Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI AC (ALL COUNTRY) WORLD FREE TELECOMMUNICATIONS SERVICES INDEX is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI EAFE - THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

MSCI FINANCIAL EX REAL ESTATE INDEX includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups..

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

RUSSELL 1000 GROWTH INDEX is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

RUSSELL 1000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

RUSSELL 2500 INDEX is an unmanaged index that measures the performance of the 2,500 largest U.S. companies based on total market capitalization.

RUSSELL 2500 VALUE INDEX is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

S&P MIDCAP 400 INDEX is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                                     LEHMAN
                                                                               GOVERNMENT/CREDIT
                                            ADVISERS IA      S&P 500 INDEX         BOND INDEX
                                            -----------      -------------     -----------------
12/31/93                                      10000              10000               10000
                                              10210              10340               10150
                                              10058              10059                9930
                                               9667               9621                9687
                                               9666               9745                9607
                                               9744               9904                9589
                                               9556               9662                9566
                                               9814               9979                9758
                                              10040              10387                9762
                                               9801              10133                9614
                                               9825              10361                9603
                                               9604               9984                9586
12/94                                          9726              10131                9649
                                               9905              10394                9834
                                              10267              10799               10062
                                              10484              11117               10130
                                              10659              11444               10271
                                              11044              11901               10702
                                              11248              12177               10787
                                              11461              12580               10746
                                              11540              12610               10883
                                              11923              13142               10994
                                              11843              13094               11155
                                              12320              13670               11339
12/95                                         12483              13933               11506
                                              12756              14407               11577
                                              12795              14541               11332
                                              12860              14681               11237
                                              12965              14897               11160
                                              13196              15279               11141
                                              13316              15337               11290
                                              13012              14660               11316
                                              13131              14969               11288
                                              13703              15810               11489
                                              14002              16246               11757
                                              14846              17473               11973
12/96                                         14553              17127               11840
                                              15189              18196               11854
                                              15249              18340               11879
                                              14819              17588               11738
                                              15488              18636               11909
                                              16180              19769               12021
                                              16882              20655               12165
                                              17931              22297               12537
                                              17045              21048               12396
                                              17767              22199               12591
                                              17444              21458               12793
                                              17965              22451               12860
12/97                                         18120              22838               12995
                                              18383              23089               13178
                                              19286              24753               13152
                                              20019              26021               13192
                                              20338              26284               13258
                                              20163              25832               13401
                                              20917              26880               13537
                                              21065              26595               13548
                                              19229              22749               13813
                                              20017              24208               14208
                                              21013              26175               14107
                                              21814              27761               14191
12/98                                         22587              29361               14226
                                              23084              30588               14327
                                              22548              29638               13987
                                              23237              30823               14056
                                              23853              32017               14091
                                              23271              31262               13946
                                              24147              32997               13902
                                              23658              31966               13864
                                              23445              31807               13853
                                              23181              30935               13977
                                              23973              32892               14014
                                              24164              33561               14006
12/99                                         24978              35538               13921
                                              24110              33752               13917
                                              23960              33114               14091
                                              25583              36351               14295
                                              25044              35258               14225
                                              24740              34534               14212
                                              25107              35386               14502
                                              24873              34833               14656
                                              25761              36995               14863
                                              25088              35043               14919
                                              25251              34894               15012
                                              24434              32145               15269
12/00                                         24792              32303               15570
                                              25307              33448               15832
                                              24343              30400               15995
                                              23350              28475               16068
                                              24321              30685               15948
                                              24504              30891               16040
                                              23882              30140               16117
                                              23909              29843               16518
                                              23003              27977               16730
                                              22102              25719               16884
                                              22618              26210               17313
                                              23575              28220               17029
12/01                                         23641              28468               16894
                                              23330              28053               17018
                                              23201              27512               17163
                                              23618              28547               16815
                                              22376              26817               17140
                                              22236              26620               17299
                                              21293              24725               17446
                                              20568              22799               17656
                                              20587              22947               18052
                                              19234              20455               18440
                                              20136              22253               18264
                                              21096              23561               18275
12/02                                         20381              22178               18759
                                              20024              21599               18758
                                              19886              21275               19092
                                              19924              21482               19067
                                              20944              23250               19271
                                              21803              24474               19819
                                              21977              24787               19739
                                              22093              25224               18912
                                              22336              25715               19036
                                              22261              25443               19640
                                              22982              26880               19390
                                              23141              27116               19442
12/03                                         24150              28538               19633

    --- ADVISERS IA              --- S&P 500 INDEX            MMMM  LEHMAN GOVERNMENT/
        $10,000 starting value       $10,000 starting value       CREDIT BOND INDEX
        $24,150 ending value         $28,536 ending value         $10,000 starting value
                                                                  $19,633 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                    1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------
Advisers IA         18.49%    1.35%    9.22%
--------------------------------------------------
Advisers IB(4)      18.20%    1.14%    8.97%
--------------------------------------------------
S&P 500 Index       28.67%   -0.57%   11.06%
--------------------------------------------------
Lehman Government/
  Credit Bond
  Index              4.66%    6.65%    6.98%
--------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

RAND L. ALEXANDER, CFA
Senior Vice President, Partner
PAUL D. KAPLAN
Senior Vice President, Partner, Director of Fixed Income

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Advisers HLS Fund, Class IA returned 18.49% for the 12 months ended December 31, 2003. The Fund outperformed the Composite Index (S&P 500 Index 55%, Lehman Brothers Government/Credit Bond Index 35% and 90 day Treasury Bills 10%), which returned 17.12% over the same period. The Fund underperformed the Lipper Flexible Portfolio VA-UF Average, which returned 18.59% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

After a three-year decline, the U.S. equity markets rallied during the period. This surge in the broad market began with the ending of the conflict in Iraq and has been fueled by increases in consumer confidence and manufacturing output, resilience in consumer spending and productivity gains, and support from low interest rates and reduced tax rates. Across both the equity and fixed income asset classes, there was an overall trend of lower quality securities providing superior returns than higher quality investments as the markets shifted from risk aversion to risk pursuit. Among bonds, emerging markets debt and high yield bonds outperformed U.S. Treasuries and other investment grade sectors. Within the equity markets, emerging markets outperformed developed markets, and small caps outperformed large caps.

The Fund returns for the year were driven primarily by positive asset allocation decisions during the course of 2003. We entered the year optimistic that low interest rates, tax cuts, a stabilizing employment picture, and the weak dollar would boost the U.S. economy, and in turn, investor confidence. Our equity ratio increased from 62% to 70% of the Fund over the course of the year. This equity exposure matches our highest level ever and expresses our high confidence that equities will provide the most attractive returns over the coming year. With the out-performance of equities over bonds during the year, our positioning enhanced performance.

In terms of the equity portion, the Fund generated strong returns through positive sector allocation decisions and solid performance from some individual holdings. We maintained overweight positions in information technology and materials, the two strongest areas of the market during 2003. We also remained underweight in telecommunication services, which was the poorest performing sector, as the industry continues to work through capacity issues. Strong contributors during the year included Citigroup, Inc. (banks) and Intel Corp. (electronics). Citigroup, Inc. has executed well, controlled costs, and is leveraged to an improvement in capital market activity. Intel Corp. benefited from a strong semiconductor cycle in 2003, as they continually beat earnings expectations. Relative equity results were hindered somewhat by our large cap, high quality bias, especially in the information technology sector. Detractors included Schering-Plough Corp. (drugs) and Safeway, Inc. (consumer non-durables); both stocks were eliminated from the Fund.

Within the fixed income portion of the Fund, returns were in line with our benchmark. Our fundamental high quality bias generated lower returns than had we invested more aggressively in some of the lower quality segments of the market. Specifically, our low exposure to Ford Motor Co. (transportation) and General Motors Corp. (transportation) detracted from returns this year as bonds of these lower quality issuers outperformed most corporate bonds in 2003. We continue to believe this approach is the correct one as insurance for those unpredictable periods of stock market volatility. Our tactical duration management was a positive factor this year. We had a slightly short duration bias in anticipation of a stronger economy and higher interest rates. As only the first part of this outlook has developed, this bias detracted slightly from returns.

--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK AND STRATEGY?

The economic and operating environment for businesses has rarely been more favorable for corporate earnings and profitability. Tax cuts, a weaker dollar, sustained productivity, and healthier balance sheets are all evidence of this. As the economy continues to grow, we will look for improved corporate spending and employment trends as key gauges to determine the sustainability of the domestic recovery. This encourages us to maintain our high equity exposure.

Within our equity portion we maintain a cyclical bias, with overweight positions in information technology, industrials, and consumer discretionary sectors.

On the fixed income side, the economy continues to show signs of a sustained recovery and the bond market struggles with stronger economic indicators. While we have outlined an environment that should be supportive of the business sector and corporate balance sheets in particular, we have begun to shift investments away from corporate bonds and back toward government securities as valuations in the corporate sector are now less than generous and as the Fund increases its exposure to the business sector via its equity holdings. An improving economic environment is also supportive of our slightly shorter duration posture, as interest rates should begin to move upward later this year.

Hartford Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                            LEHMAN BROTHERS U.S
                                                       BOND IA             AGGREGATE BOND INDEX
                                                       -------             --------------------
12/31/93                                                10000                     10000
                                                        10149                     10135
                                                         9909                      9959
                                                         9660                      9713
                                                         9577                      9635
                                                         9568                      9634
                                                         9546                      9613
                                                         9716                      9804
                                                         9718                      9816
                                                         9590                      9672
                                                         9571                      9663
                                                         9553                      9642
12/94                                                    9605                      9708
                                                         9781                      9900
                                                         9980                     10136
                                                        10053                     10198
                                                        10178                     10341
                                                        10595                     10741
                                                        10696                     10819
                                                        10633                     10795
                                                        10764                     10926
                                                        10866                     11032
                                                        11031                     11175
                                                        11205                     11343
12/95                                                   11381                     11502
                                                        11440                     11578
                                                        11213                     11376
                                                        11137                     11297
                                                        11043                     11233
                                                        11038                     11211
                                                        11175                     11361
                                                        11199                     11392
                                                        11180                     11372
                                                        11376                     11570
                                                        11628                     11827
                                                        11874                     12029
12/96                                                   11782                     11918
                                                        11832                     11955
                                                        11884                     11984
                                                        11760                     11851
                                                        11914                     12029
                                                        12046                     12143
                                                        12220                     12288
                                                        12633                     12620
                                                        12501                     12512
                                                        12699                     12698
                                                        12861                     12882
                                                        12943                     12941
12/97                                                   13120                     13072
                                                        13300                     13239
                                                        13289                     13228
                                                        13353                     13273
                                                        13410                     13342
                                                        13553                     13469
                                                        13681                     13584
                                                        13676                     13612
                                                        13798                     13834
                                                        14163                     14158
                                                        14011                     14083
                                                        14153                     14163
12/98                                                   14189                     14206
                                                        14300                     14306
                                                        13936                     14056
                                                        14020                     14133
                                                        14094                     14179
                                                        13906                     14054
                                                        13825                     14009
                                                        13794                     13950
                                                        13769                     13943
                                                        13904                     14105
                                                        13957                     14157
                                                        13966                     14156
12/99                                                   13903                     14088
                                                        13876                     14041
                                                        14044                     14211
                                                        14260                     14399
                                                        14237                     14357
                                                        14246                     14350
                                                        14572                     14648
                                                        14664                     14781
                                                        14849                     14996
                                                        14943                     15090
                                                        14982                     15190
                                                        15208                     15439
12/00                                                   15569                     15726
                                                        15930                     15982
                                                        16019                     16121
                                                        16061                     16202
                                                        16032                     16134
                                                        16126                     16231
                                                        16106                     16292
                                                        16489                     16657
                                                        16697                     16849
                                                        16738                     17044
                                                        17038                     17401
                                                        16974                     17161
12/01                                                   16921                     17051
                                                        16984                     17189
                                                        17056                     17356
                                                        16817                     17067
                                                        17166                     17398
                                                        17350                     17546
                                                        17346                     17697
                                                        17383                     17911
                                                        17719                     18214
                                                        17873                     18509
                                                        17961                     18424
                                                        18163                     18418
12/02                                                   18627                     18800
                                                        18784                     18817
                                                        19081                     19076
                                                        19106                     19062
                                                        19353                     19219
                                                        19798                     19577
                                                        19788                     19538
                                                        19200                     18881
                                                        19351                     19006
                                                        19865                     19510
                                                        19736                     19328
                                                        19827                     19374
12/03                                                   20088                     19572

    --- BOND IA                                --- LEHMAN BROTHERS U.S. AGGREGATE BOND
        $10,000 starting value                     INDEX
        $20,088 ending value                       $10,000 starting value
                                                   $19,572 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                      1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------
Bond IA               7.85%    7.20%     7.22%
----------------------------------------------------
Bond IB(4)            7.58%    6.98%     6.99%
----------------------------------------------------
Lehman Brothers U.S.
  Aggregate Bond
  Index               4.11%    6.62%     6.95%
----------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
NASRI TOUTOUNGI
Managing Director
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund, Class IA returned 7.85% for the 12 months ended December 31, 2003. The Fund outperformed both the Lehman Brothers U.S. Aggregate Bond Index, which returned 4.11%, and the Lipper Intermediate Investment Grade Debt VA-UF Average, which returned 5.14% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Judicious sector selection was the major contributor to performance in 2003. In particular, our allocations to high yield and non-dollar securities had a significant impact for the year. During the second half of this year, astute interest rate anticipation versus the index also contributed positively to fund performance. Since the Fund was somewhat short duration going into the rate increase in late July and also during the fourth quarter, performance benefited from the rise in rates. Security selection also added to performance across several sectors.

The high yield sector was amongst the best performing sectors in the fixed income market. The Lehman High Yield Corporate Index returned 28.97% for the year ended December 31st. This was due to improved corporate fundamentals and very attractive valuations accompanied by very strong mutual fund demand.

The dollar declined against major currencies. In particular, the dollar weakened versus the Euro, declining by 20% from 1.05 to 1.26 dollar per Euro. The twin budget and current account deficit concerns have taken their toll on the exchange rate, despite strong growth in the U.S.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Improved corporate profitability and stronger balance sheets are facilitating pent-up demand for corporate spending. The Institute of Supply Management's early January report displayed surprising strength. The manufacturing new orders component of this report provided the strongest reading since 1950, while most other components indicated continued acceleration of business activity. While capacity utilization remains well below its long-term average, the sustained upward trend is a constructive sign of growth.

Our overall duration position is essentially neutral to slightly defensive. We fully expect interest rates to rise for fundamental reasons once excess capacity in labor and manufacturing is filled, and inflation starts to rise. The yield curve is at near record steep levels, and is currently anchored by the Federal Reserve's resolve to maintain an easing bias to kick start the economy.

We remain constructive on corporate bond spreads, but we are not nearly as sanguine as we were last year. While fundamentals for corporate securities continue to improve, bonds have done very well versus their treasury counterparts. We maintain a 6% weight to high yield securities, and while only 2% overweight on investment grade corporates, we continue to favor BBB securities. Approximately a third of the portfolio is in mortgage-backed securities. While these securities are good income generators, we are concerned about price depreciation in the event of a significant move in interest rates. We are also concerned that Agency debentures could experience further volatility, thus we will remain under invested in the sector. We have reentered a position in foreign bonds on an unhedged basis. The currency markets are once again focused on the very large U.S. trade deficit, and in a rising rate environment, European bonds should do well versus U.S. bonds. We hold a 3.5% in foreign government or quasi government bonds and will look to opportunistically increase exposure to international securities. Treasury Inflation Protected Securities should also offer good value long term. We will be watching for leading indicators of inflation before we invest in TIPS later in 2004.

Hartford Capital Appreciation HLS Fund inception 4/2/1984

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                 CAPITAL APPRECIATION IA              S&P 500 INDEX
                                                 -----------------------              -------------
12/31/93                                                 10000                            10000
                                                         10454                            10340
                                                         10399                            10059
                                                          9841                             9621
                                                          9787                             9745
                                                          9688                             9904
                                                          9403                             9662
                                                          9710                             9979
                                                         10460                            10387
                                                         10436                            10133
                                                         10553                            10361
                                                         10081                             9984
12/94                                                    10250                            10131
                                                         10256                            10394
                                                         10618                            10799
                                                         10986                            11117
                                                         11299                            11444
                                                         11593                            11901
                                                         12163                            12177
                                                         12907                            12580
                                                         13098                            12610
                                                         13388                            13142
                                                         12753                            13094
                                                         13319                            13670
12/95                                                    13351                            13933
                                                         13554                            14407
                                                         13911                            14541
                                                         14120                            14681
                                                         14797                            14897
                                                         15248                            15279
                                                         14863                            15337
                                                         13801                            14660
                                                         14527                            14969
                                                         15382                            15810
                                                         15366                            16246
                                                         16190                            17473
12/96                                                    16115                            17127
                                                         16734                            18196
                                                         16413                            18340
                                                         15489                            17588
                                                         15884                            18636
                                                         17695                            19769
                                                         18462                            20655
                                                         19989                            22297
                                                         19752                            21048
                                                         21065                            22199
                                                         19803                            21458
                                                         19647                            22451
12/97                                                    19715                            22838
                                                         19537                            23089
                                                         21385                            24753
                                                         22230                            26021
                                                         22623                            26284
                                                         21628                            25832
                                                         22046                            26880
                                                         21494                            26595
                                                         17216                            22749
                                                         18231                            24208
                                                         20012                            26175
                                                         21260                            27761
12/98                                                    22767                            29361
                                                         23756                            30588
                                                         22707                            29638
                                                         24464                            30823
                                                         25618                            32017
                                                         25255                            31262
                                                         26659                            32997
                                                         26374                            31966
                                                         26054                            31807
                                                         25171                            30935
                                                         26865                            32892
                                                         28307                            33561
12/99                                                    31295                            35538
                                                         30661                            33752
                                                         35392                            33114
                                                         36252                            36351
                                                         34348                            35258
                                                         33210                            34534
                                                         35280                            35386
                                                         35335                            34833
                                                         38907                            36995
                                                         37495                            35043
                                                         36423                            34894
                                                         33403                            32145
12/00                                                    35433                            32303
                                                         37549                            33448
                                                         35860                            30400
                                                         33915                            28475
                                                         36543                            30685
                                                         37043                            30891
                                                         35959                            30140
                                                         34633                            29843
                                                         32901                            27977
                                                         29113                            25719
                                                         29958                            26210
                                                         32119                            28220
12/01                                                    32975                            28468
                                                         32093                            28053
                                                         31413                            27512
                                                         32618                            28547
                                                         30861                            26817
                                                         30747                            26620
                                                         28022                            24725
                                                         25766                            22799
                                                         26369                            22947
                                                         24379                            20455
                                                         26193                            22253
                                                         28217                            23561
12/02                                                    26479                            22178
                                                         25942                            21599
                                                         25657                            21275
                                                         25362                            21482
                                                         27266                            23250
                                                         29429                            24474
                                                         30205                            24787
                                                         30756                            25224
                                                         31912                            25715
                                                         31790                            25443
                                                         34284                            26880
                                                         35144                            27116
12/03                                                    37700                            28538

    --- CAPITAL APPRECIATION IA                --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $37,700 ending value                       $28,538 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                          1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------
Capital Appreciation IA   42.38%   10.61%   14.19%
--------------------------------------------------------
Capital Appreciation
  IB(4)                   42.02%   10.39%   13.94%
--------------------------------------------------------
S&P 500 Index             28.67%   -0.57%   11.06%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
SAUL J. PANNELL, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund, Class IA returned 42.38% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Multi Cap Core VA-UF Average, which returned 31.49% and the Composite Index (Russell 2500 Index 60% and S&P 500 Index 40%), which returned 38.62% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Equity markets continued to rise during the period; over the past twelve months the S&P 500 has now gained over 28%. Optimism regarding the economy that fueled the second quarter's sharp rally essentially became the consensus view. All market cap styles benefited, with the performance of small- and mid-cap stocks exceeding that of large-cap equities. All ten benchmark sectors registered positive returns during the period with the strongest results in materials (34%), information technology (62%), and consumer discretionary (43%).

The Fund is focused on providing shareholders with maximum total returns. In seeking this level of high total return, our investment approach seeks capital appreciation from all companies regardless of market capitalization size, sector, or country. Our investment decisions, while based primarily on company-by-company fundamental analysis, may also be shaped by secular themes. We try to emphasize differences between our outlook and Wall Street consensus and utilize a broad array of other investment techniques.

During the period, the Fund benefited the most from strong stock selection in telecommunication services, energy, and materials. The three largest contributors to absolute returns were Nextel Communications, Inc., Class A (communications), which benefited from continued strength in its push-to-talk phone; Nortel Networks Corp. (communications), which rose on new contract awards and a debt outlook upgrade from a credit agency; and Citigroup, Inc. (banks).

Our gains were modestly offset by relatively poor stock selection in information technology and, to a lesser extent, health care. Within technology, IT service companies Concord Communications, Inc. (software & services) and CheckFree Corp. (financial services) underperformed. The three biggest detractors from absolute returns were Northrop Grumman Corp. (aerospace & defense), Schering-Plough Corp. (drugs) and Gold Fields Ltd. (metals, minerals & mining). The Fund has eliminated its positions in these poor performers. It is important to note that as the Fund has gotten larger, the portion of the Fund represented by small-caps has gotten smaller. This underweight relative to the benchmark was slightly detrimental to the overall performance of the Fund as small-caps were the strongest performing market cap category over this period.

WHAT IS YOUR OUTLOOK AND STRATEGY?

As we enter the new year, corporate profits are surging, borrowing costs remain attractive, and consumer confidence has stabilized. The building blocks for reinvigorated corporate spending, rising employment, and an expanding economy appear to be in place. However, on the heels of robust appreciation in 2003, equity markets generally seem to have already priced-in a healthy cyclical rebound. Over the past year it has paid to invest in companies with high financial and operating leverage. Going forward it will likely be more important to identify companies that can gain market share, grow the top-line, and drive the economic expansion.

Toward the end of the 12-month period we initiated or added to positions in the industrials sector including defense-related and education stocks. To fund these positions we eliminated or reduced our holdings in health care services companies on the view that most of these companies, whether they are drug distributors, health insurers, or hospitals, will face increased pricing pressures over the intermediate term.

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(formerly Hartford Growth and Income HLS Fund)
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/29/98 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                  DISCIPLINED EQUITY IA               S&P 500 INDEX
                                                  ---------------------               -------------
5/29/1998                                               10000                             10000
                                                        10406                             10406
                                                        10407                             10295
                                                         9003                              8807
                                                         9619                              9371
                                                        10516                             10133
                                                        11109                             10747
12/98                                                   11905                             11366
                                                        12305                             11841
                                                        11852                             11473
                                                        12415                             11932
                                                        12802                             12394
                                                        12558                             12102
                                                        13373                             12774
                                                        13112                             12375
                                                        12929                             12313
                                                        12540                             11976
                                                        13100                             12733
                                                        13461                             12992
12/99                                                   14503                             13757
                                                        13701                             13066
                                                        13672                             12819
                                                        15171                             14072
                                                        14555                             13649
                                                        14203                             13369
                                                        14747                             13699
                                                        14646                             13485
                                                        15646                             14322
                                                        14717                             13566
                                                        14645                             13508
                                                        13472                             12444
12/00                                                   13684                             12505
                                                        14370                             12949
                                                        13209                             11769
                                                        12481                             11023
                                                        13512                             11879
                                                        13631                             11958
                                                        13352                             11668
                                                        13066                             11553
                                                        12303                             10830
                                                        11282                              9956
                                                        11641                             10146
                                                        12478                             10925
12/01                                                   12587                             11021
                                                        12301                             10860
                                                        11946                             10651
                                                        12391                             11051
                                                        11543                             10381
                                                        11432                             10305
                                                        10482                              9572
                                                         9752                              8826
                                                         9821                              8883
                                                         8754                              7919
                                                         9545                              8615
                                                        10049                              9121
12/02                                                    9484                              8586
                                                         9178                              8362
                                                         9043                              8236
                                                         9091                              8316
                                                         9803                              9000
                                                        10333                              9474
                                                        10431                              9595
                                                        10581                              9764
                                                        10813                              9954
                                                        10815                              9849
                                                        11447                             10405
                                                        11619                             10497
12/03                                                   12217                             11047

    --- DISCIPLINED EQUITY IA                  --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $12,217 ending value                       $11,047 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                           SINCE
                       1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------
Disciplined Equity IA  28.82%    0.52%     3.64%
-------------------------------------------------------
Disciplined Equity IB  28.50%    0.31%     3.42%
-------------------------------------------------------
S&P 500 Index          28.67%   -0.57%     1.80%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JAMES A. RULLO, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Disciplined Equity HLS Fund, Class IA returned 28.82% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Large Cap Core VA-UF Average, which returned 26.43% and the S&P 500 Index, which returned 28.67% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets rebounded in 2003 as low interest rates, tax cuts, a stabilizing employment picture and the weak dollar provided a boost to the U.S. economy, and in turn, investor confidence. Risk was rewarded in 2003, as more speculative stocks gained favor over companies with strong balance sheets and dependable earnings. News of corporate impropriety, as well as lingering effects from the war in Iraq, failed to dampen investors' enthusiasm. Investors focused on a strengthening economy, better market prospects, and a Federal Reserve committed to keeping interest rates low.

The Fund's performance during the period was driven by strong stock selection, particularly in financials, consumer staples, and health care. On an absolute basis, top performers were Cisco Systems, Inc. (computers & office equipment), Citigroup, Inc. (banks), and Intel Corp. (electronics). Cisco Systems, Inc. rose sharply driven by a rebound in technology spending. Citigroup, Inc. has executed well, controlled expenses, and is leveraged to an improvement in capital market activity. Intel Corp. benefited from the strong semiconductor cycle in 2003, as they continually beat earnings expectations.

Our relative returns were held back due to our bias toward large cap, high quality names in the information technology sector. The Fund's stocks provided solid absolute returns, but the Fund did not own many of the more speculative, smaller market capitalization names that were the top performers in the technology sector. In addition, some poor performing individual holdings detracted from performance for the year. Schering-Plough Corp. (drugs), Qwest Communications International, Inc. (communications), and Pepsi Bottling Group, Inc. (food, beverages & tobacco) detracted the most from Fund performance, on an absolute basis, during the year. Schering-Plough Corp. (drugs) has been undergoing competitive pressures across several key drug franchises. Qwest Communications International, Inc. (communications) was held back due to delayed audited financials and disappointing earnings results. Pepsi Bottling Group, Inc. underperformed due to severe weather in the first quarter across half of their U.S. territories. Both Qwest Communications International, Inc. and Pepsi Bottling Group, Inc. had been eliminated from the Fund prior to year-end. Schering-Plough Corp. remains a modest holding.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The economic recovery is now visible on a global scale, with U.S. growth and corporate profits powering ahead. We expect continued, sustainable growth in 2004. A rise in consumer disposable income from tax cuts implemented last summer has kept consumption on an accelerating trend. As the benefit from the tax cut fades, job and salary growth will need to shoulder the consumption burden and signs in the labor market have been generally positive. It is fair to say, however, that with the strong market returns in 2003, we remain cautious looking ahead. We remain cognizant of issues threatening the U.S. equity market, including declining liquidity, looming structural concerns, and relatively high equity valuations. We do not anticipate that the Fed will seriously consider raising rates until the back half of 2004 and expect a decelerating trend in inflation over the coming months.

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 3/9/94 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                 DIVIDEND AND GROWTH IA                S&P 500 INDEX
                                                 ----------------------                -------------
3/9/94                                                  10000                             10000
                                                         9707                              9554
                                                         9947                              9676
                                                        10067                              9835
                                                         9935                              9594
                                                        10219                              9909
                                                        10644                             10314
                                                        10419                             10062
                                                        10497                             10288
                                                        10066                              9914
12/94                                                   10196                             10060
                                                        10411                             10321
                                                        10769                             10723
                                                        11035                             11039
                                                        11258                             11364
                                                        11770                             11817
                                                        11832                             12091
                                                        12113                             12491
                                                        12319                             12522
                                                        12947                             13050
                                                        12838                             13001
                                                        13457                             13574
12/95                                                   13905                             13835
                                                        14267                             14305
                                                        14398                             14439
                                                        14794                             14578
                                                        14862                             14792
                                                        15176                             15173
                                                        15395                             15231
                                                        14924                             14558
                                                        15145                             14866
                                                        15869                             15702
                                                        16328                             16135
                                                        17241                             17353
12/96                                                   17090                             17010
                                                        17986                             18072
                                                        18252                             18214
                                                        17568                             17467
                                                        18176                             18508
                                                        19364                             19634
                                                        20430                             20514
                                                        21645                             22145
                                                        20624                             20905
                                                        21870                             22049
                                                        21224                             21314
                                                        22111                             22300
12/97                                                   22540                             22682
                                                        22867                             22933
                                                        23883                             24586
                                                        25184                             25844
                                                        25065                             26104
                                                        25003                             25656
                                                        25003                             26697
                                                        24830                             26414
                                                        21684                             22595
                                                        23129                             24043
                                                        24740                             25997
                                                        25488                             27572
12/98                                                   26240                             29161
                                                        26017                             30380
                                                        25639                             29436
                                                        26297                             30613
                                                        27910                             31799
                                                        27204                             31049
                                                        28135                             32772
                                                        27254                             31749
                                                        26549                             31591
                                                        25868                             30725
                                                        27388                             32668
                                                        27256                             33332
12/99                                                   27634                             35296
                                                        26523                             33522
                                                        25063                             32888
                                                        27834                             36104
                                                        27498                             35018
                                                        28080                             34299
                                                        27218                             35145
                                                        27215                             34596
                                                        28795                             36744
                                                        29065                             34804
                                                        29675                             34657
                                                        29080                             31926
12/00                                                   30661                             32083
                                                        30223                             33220
                                                        29926                             30193
                                                        28975                             28282
                                                        30464                             30476
                                                        31013                             30680
                                                        30229                             29935
                                                        30452                             29640
                                                        29461                             27786
                                                        27540                             25543
                                                        27554                             26031
                                                        29087                             28028
12/01                                                   29423                             28275
                                                        29492                             27862
                                                        29977                             27325
                                                        30812                             28353
                                                        29519                             26634
                                                        29800                             26439
                                                        28209                             24556
                                                        25942                             22643
                                                        25764                             22791
                                                        22922                             20316
                                                        24663                             22101
                                                        26362                             23401
12/02                                                   25237                             22027
                                                        24380                             21452
                                                        23881                             21131
                                                        23840                             21335
                                                        25624                             23091
                                                        27274                             24306
                                                        27522                             24618
                                                        27798                             25052
                                                        28417                             25539
                                                        28089                             25269
                                                        29428                             26697
                                                        29983                             26931
12/03                                                   32000                             28343

    --- DIVIDEND AND GROWTH IA                 --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $32,000 ending value                       $28,343 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                             SINCE
                         1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------
Dividend and Growth IA   26.80%    4.05%    12.58%
---------------------------------------------------------
Dividend and Growth
  IB(4)                  26.48%    3.84%    12.33%
---------------------------------------------------------
S&P 500 Index            28.67%   -0.57%    11.19%
---------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
EDWARD P. BOUSA, CFA
Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund, Class IA returned 26.80% for the 12 months ended December 31, 2003. The Fund underperformed both the Lipper Equity Income VA-UF Average, which returned 26.81% and the S&P 500 Index, which returned 28.67% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the 12-month period ending December 31, 2003, the economic picture has improved. With both fiscal and monetary stimulus at sizable levels, the economy should continue to strengthen and we expect GDP to further improve in 2004. Productivity figures have been very strong as well, having a large positive impact on corporate earnings. However, job growth has lagged the recovery, indicating that manufacturing jobs continue to move overseas and that businesses are still cautious about hiring.

With respect to the Fund's relative results, our underperformance relative to the S&P 500 can be largely attributed to our low exposure to high beta, speculative information technology names and a couple of poor investments within the telecommunications and utilities sectors. Our technology underweight negatively impacted performance as the sector, fueled by a recovery in semiconductors and hardware providers, returned over 45% for the period. In terms of our diversified telecommunication provider holdings, we were disappointed with the performance of Verizon Communications, Inc. (communications) and AT&T Corp. (communications), which traded lower on weaker-than-expected demand for their core services. On an absolute basis, Schering-Plough Corp. (drugs) was the largest detractor from performance. Schering-Plough Corp. faced competitive pressures across several key drug franchises. At the end of the period, we continued to own AT&T Corp., Verizon Communications, Inc. and Schering-Plough Corp.

Our stock selection was particularly strong among financials and energy names. For the period, Citigroup, Inc. (banks) and Caterpillar, Inc. (machinery) were our two top positive absolute contributors. Citigroup, Inc. benefited from its leverage to rising financial markets, while Caterpillar, Inc. experienced a significant up-tick in orders resulting in higher earnings levels relative to previous cycles. At the margin, our macroeconomic strategies "paid off" as our overweight to materials and underweight to health care and consumer staples boosted benchmark-relative returns.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Although the market favored higher-valued speculative growth stocks and small cap stocks during most of 2003, our strategy of owning reasonably priced companies with good dividend yields showed signs of outperformance in the fourth quarter. This is encouraging for 2004. The combination of a stronger economy, higher interest rates and a weaker dollar is unlikely to lead to further multiple expansions for the speculative stocks, and therefore we believe the Fund is well-positioned as we begin the new year.

Hartford Equity Income HLS Fund inception 10/31/2003
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 10/31/03 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                          EQUITY INCOME IA       S&P 500 INDEX
                                          ----------------       -------------
10/31/2003                                    10000.00               10000.00
11/30/2003                                    10069.70               10087.90
12/31/2003                                    10764.80               10616.60

    --- EQUITY INCOME IA                       --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $10,765 ending value                       $10,760 ending value

CUMULATIVE RETURNS(2) (as of 12/31/03)

                  SINCE INCEPTION
--------------------------------------
Equity Income IA       7.65%
--------------------------------------
Equity Income IB       7.59%
--------------------------------------
Russell 1000
  Value Index          7.60%
--------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JOHN R. RYAN, CFA
Senior Vice President, Managing Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Equity Income HLS Fund, Class IA returned 7.65% since its inception date of October 31, 2003. The fund outperformed the Russell 1000 Value Index, which returned 7.60% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

An improving economy, strong corporate profits and better investor sentiment led to strong equity market performance during the period. In contrast to the trends earlier in the year, value outperformed growth during the two months as the Russell 1000 Value Index return of 7.60% bested the Russell 1000 Growth Index return of 4.55% by over 300 basis points during the period.

The Fund's outperformance during this period was due to both strong stock selection and sector allocation. Our industrials and consumer discretionary names performed well, highlighted by the strong gains of Caterpillar, Inc. (machinery) and General Motors Corp. (transportation), respectively. In addition, our high exposure to the energy and materials sectors also worked to boost returns. Top contributors during the period included General Motors Corp. (transportation), Exxon Mobil Corp. (energy & services), and Alcoa, Inc. (metals, minerals & mining).

Our relatively poor stock selection within financials and information technology was detrimental to portfolio returns as Washington Mutual, Inc. (banks) and Nokia Corp. (communications) were among the greatest detractors for the period. In the case of Washington Mutual, Inc., the stock performed poorly as the company restated its earnings outlook due to changing mortgage market conditions. In the case of Nokia Corp., the stock "treaded water" during the period as investors digested a mixed bag of corporate announcements. We continued to hold both securities at the end of the year and have been rewarded for our patience as Nokia Corp. released a positive earnings surprise early in 2004.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The market finished the year strongly, driven by robust economic growth, solid corporate profits, and low interest rates. We expect this economic momentum to continue into 2004, as we reap the remaining benefits of the recent tax cuts and continued low interest rates, combined with improvement in employment gains and capital spending. Additionally, the weaker dollar and stronger global economic growth should also help strengthen the U.S. recovery.

While we continue to have an optimistic view towards the economy, the stock market is already incorporating very favorable economic and corporate profits views. We would expect market returns to moderate in 2004 as corporate profit growth meets higher expectations, combined with expectations of rising interest rates.

Hartford Focus HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                          FOCUS IA                        S&P 500 INDEX
                                                                          --------                        -------------
4/30/01                                                                   10000                               10000
                                                                          10111                               10067
6/01                                                                       9963                                9822
                                                                           9783                                9726
                                                                           9572                                9117
                                                                           8758                                8381
                                                                           9111                                8542
                                                                           9948                                9197
12/01                                                                     10394                                9278
                                                                          10062                                9142
                                                                           9957                                8966
                                                                          10201                                9303
                                                                           9261                                8739
                                                                           9015                                8675
6/02                                                                       8281                                8058
                                                                           7867                                7430
                                                                           7849                                7478
                                                                           6948                                6666
                                                                           7638                                7252
                                                                           8399                                7678
12/02                                                                      7838                                7228
                                                                           7674                                7039
                                                                           7467                                6933
                                                                           7502                                7001
                                                                           8039                                7577
                                                                           8520                                7976
6/03                                                                       8594                                8078
                                                                           8945                                8220
                                                                           9019                                8380
                                                                           8824                                8291
                                                                           9399                                8760
                                                                           9480                                8837
12/03                                                                     10061                                9300

    --- FOCUS IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $10,061 ending value                       $9,300  ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

               1 YEAR   SINCE INCEPTION
--------------------------------------------
Focus IA       28.37%        0.23%
--------------------------------------------
Focus IB       28.05%        0.01%
--------------------------------------------
S&P 500 Index  28.67%       -2.68%
--------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
RAND L. ALEXANDER, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Focus HLS Fund, Class IA returned 28.37% for the 12 months ended December 31, 2003. The Fund outperformed the Lipper Large Cap Core VA-UF Average, which returned 26.43% over the same period. The Fund underperformed the S&P 500 Index, which returned 28.67% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund generated strong absolute returns in 2003 as the equity markets rebounded after three years of negative returns. Low interest rates, tax cuts, a stabilizing employment picture, and a weakening dollar provided a boost to the U.S. economy, and in turn, investor confidence. All ten sectors of the S&P 500 Index posted positive gains for the year.

While the recovery was broad-based by industry, there was a notable divergence in the performance of companies depending on their market capitalization. Investors had a sharp change in risk perception and bought the stocks of the companies that had the most financial and operating leverage. In this environment, there was nearly an inverse relationship between company size and returns; smallest stocks performed the best and mega-cap stocks performed the worst.

The Fund generated strong returns through positive sector allocation decisions, strong overall stock selection in financials and health care, and solid performance from some individual holdings. We maintained overweight positions in information technology and consumer discretionary, two of strongest areas of the market during 2003. We also remained underweight telecommunication services, which was the poorest performing sector, as the industry continues to work through capacity issues. Strong absolute contributors during the year included Citigroup, Inc. (banks), Intel Corp. (software & services), and Cisco Systems, Inc. (computers & office equipment). Citigroup, Inc. has executed well, controlled expenses, and is leveraged to an improvement in capital market activity. Intel Corp. benefited from a strong semiconductor cycle in 2003 and continually beat earnings expectations throughout the year. Cisco Systems, Inc. rose sharply during the year driven by a rebound in technology spending and new product introductions.

The Fund's results relative to the benchmark were hindered by somewhat weaker stock selection within information technology and consumer staples. Our technology holdings had strong absolute returns, but due to our large-cap, high quality bias, we did not own some of the smaller-cap, speculative technology companies that were top performers. Within consumer staples, we had disappointing results from Safeway, Inc. (consumer non-durables) who lowered their earnings guidance resulting from increasing operating costs and declining margins due to competition from Wal-Mart Stores. Safeway, Inc. was eliminated from the portfolio.

WHAT IS YOUR OUTLOOK AND STRATEGY?

We have a positive outlook for 2004. Tax cuts, a weaker dollar, sustained productivity, and healthier balance sheets all bode well for corporate profits. The consumer has driven the economic recovery so far; however, we will look for improved corporate spending and employment trends as key gauges to determine the sustainability of the domestic recovery. At this juncture, we believe a sustainable up-trend will in fact unfold over the next several months and support growth in 2004. We believe the environment bodes well for large-cap, multi-national, industry leading companies on both a fundamental and valuation basis. The valuation premium for industry leadership has been eliminated in many cases. Fund holdings such as Microsoft Corp. (software & services), American International Group, Inc. (insurance) and Pfizer, Inc. (drugs) have valuations at or below peer companies.

Hartford Global Advisers HLS Fund inception 3/1/1995
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 3/1/95 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                                                         LEHMAN GLOBAL AGGREGATE
                                                   GLOBAL ADVISERS IA           MSCI WORLD INDEX         INDEX USD HEDGED INDEX
                                                   ------------------           ----------------         -----------------------
3/1/95                                                  10000.00                    10000.00                    10000.00
                                                        10296.00                    10484.00                    10107.00
                                                        10544.00                    10851.00                    10256.00
                                                        10741.00                    10946.00                    10614.00
                                                        10703.00                    10945.00                    10645.00
                                                        11087.00                    11495.00                    10690.00
                                                        10918.00                    11241.00                    10807.00
                                                        11040.00                    11570.00                    10928.00
                                                        11059.00                    11390.00                    11060.00
                                                        11275.00                    11788.00                    11255.00
12/95                                                   11584.00                    12135.00                    11399.00
                                                        11830.00                    12357.00                    11503.00
                                                        11814.00                    12434.00                    11332.00
                                                        11943.00                    12643.00                    11320.00
                                                        12276.00                    12943.00                    11344.00
                                                        12222.00                    12956.00                    11358.00
                                                        12250.00                    13024.00                    11488.00
                                                        12013.00                    12566.00                    11543.00
                                                        12135.00                    12713.00                    11586.00
                                                        12340.00                    13213.00                    11810.00
                                                        12432.00                    13308.00                    12041.00
                                                        12869.00                    14056.00                    12262.00
12/96                                                   12950.00                    13833.00                    12205.00
                                                        12927.00                    14002.00                    12285.00
                                                        13008.00                    14166.00                    12334.00
                                                        12958.00                    13888.00                    12227.00
                                                        12976.00                    14345.00                    12389.00
                                                        13511.00                    15233.00                    12491.00
                                                        13984.00                    15995.00                    12664.00
                                                        14328.00                    16734.00                    12939.00
                                                        13729.00                    15617.00                    12878.00
                                                        14267.00                    16468.00                    13084.00
                                                        13661.00                    15604.00                    13225.00
                                                        13599.00                    15882.00                    13303.00
12/97                                                   13665.00                    16078.00                    13446.00
                                                        13890.00                    16529.00                    13626.00
                                                        14481.00                    17650.00                    13668.00
                                                        14938.00                    18397.00                    13745.00
                                                        15219.00                    18580.00                    13810.00
                                                        15362.00                    18350.00                    13962.00
                                                        15397.00                    18788.00                    14057.00
                                                        15568.00                    18761.00                    14138.00
                                                        14186.00                    16262.00                    14380.00
                                                        14004.00                    16552.00                    14707.00
                                                        14640.00                    18051.00                    14666.00
                                                        15229.00                    19127.00                    14787.00
12/98                                                   15489.00                    20065.00                    14760.00
                                                        15831.00                    20507.00                    14942.00
                                                        15548.00                    19964.00                    14755.00
                                                        16115.00                    20798.00                    14872.00
                                                        16589.00                    21621.00                    14985.00
                                                        16132.00                    20834.00                    14899.00
                                                        16514.00                    21809.00                    14762.00
                                                        16767.00                    21746.00                    14701.00
                                                        16783.00                    21711.00                    14712.00
                                                        16856.00                    21503.00                    14800.00
                                                        17206.00                    22624.00                    14839.00
                                                        17799.00                    23263.00                    14892.00
12/99                                                   19077.00                    25149.00                    14876.00
                                                        18465.00                    23712.00                    14849.00
                                                        19270.00                    23779.00                    14990.00
                                                        19288.00                    25425.00                    15190.00
                                                        18665.00                    24353.00                    15203.00
                                                        18254.00                    23740.00                    15243.00
                                                        18781.00                    24542.00                    15433.00
                                                        18484.00                    23854.00                    15553.00
                                                        18710.00                    24633.00                    15668.00
                                                        18189.00                    23326.00                    15795.00
                                                        17726.00                    22938.00                    15913.00
                                                        17373.00                    21549.00                    16181.00
12/00                                                   17812.00                    21900.00                    16414.00
                                                        17964.00                    22326.00                    16639.00
                                                        17168.00                    20441.00                    16786.00
                                                        16587.00                    19103.00                    16896.00
                                                        17249.00                    20519.00                    16815.00
                                                        17145.00                    20265.00                    16915.00
                                                        16953.00                    19633.00                    17000.00
                                                        16806.00                    19374.00                    17251.00
                                                        16255.00                    18448.00                    17412.00
                                                        15492.00                    16825.00                    17552.00
                                                        15816.00                    17149.00                    17871.00
                                                        16662.00                    18166.00                    17722.00
12/01                                                   16699.00                    18282.00                    17603.00
                                                        16402.00                    17730.00                    17686.00
                                                        16403.00                    17580.00                    17780.00
                                                        16677.00                    18396.00                    17591.00
                                                        16433.00                    17744.00                    17828.00
                                                        16706.00                    17785.00                    17912.00
                                                        16089.00                    16709.00                    18098.00
                                                        15387.00                    15302.00                    18288.00
                                                        15359.00                    15334.00                    18550.00
                                                        14371.00                    13650.00                    18799.00
                                                        15265.00                    14661.00                    18751.00
                                                        16044.00                    15454.00                    18774.00
12/02                                                   15204.00                    14707.00                    19091.00
                                                        15133.00                    14263.00                    19179.00
                                                        15036.00                    14019.00                    19370.00
                                                        14933.00                    13981.00                    19353.00
                                                        15902.00                    15229.00                    19458.00
                                                        16578.00                    16107.00                    19794.00
                                                        16798.00                    16392.00                    19731.00
                                                        16973.00                    16728.00                    19324.00
                                                        17243.00                    17093.00                    19315.00
                                                        16998.00                    17201.00                    19666.00
                                                        17729.00                    18225.00                    19481.00
                                                        18000.00                    18507.00                    19509.00
12/03                                                   18589.00                    19672.00                    19696.00

    --- GLOBAL ADVISERS IA    --- MSCI WORLD INDEX      MMMM  LEHMAN GLOBAL
        $10,000 starting          $10,000 starting          AGGREGATE INDEX
        value                     value                     USD HEDGED
        $18,589 ending value      $19,672 ending value      $10,000 starting value
                                                            $19,696 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                            SINCE
                        1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------
Global Advisers IA      22.26%    3.72%     7.26%
--------------------------------------------------------
Global Advisers IB(5)   21.97%    3.50%     7.02%
--------------------------------------------------------
MSCI World Index        33.76%   -0.39%     7.95%
--------------------------------------------------------
Lehman Global
  Aggregate Index
  USD Hedged             3.17%    5.94%     7.97%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

ANDREW S. OFFIT
Senior Vice President, Partner

ROBERT L. EVANS
Senior Vice President, Partner

SCOTT M. ELLIOTT
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Advisers HLS Fund, Class IA returned 22.26% for the 12 months ended December 31, 2003. The Fund outperformed the Composite Index (Morgan Stanley Capital International (MSCI) World Index 55%, Lehman Brothers Global Aggregate Index USD Hedged 35% and 90 day Treasury Bills 10%), which returned 19.06% over the same period. The Fund underperformed the Lipper Global Flexible VA-UF Average, which returned 26.18% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The rebound in the global equity markets was broad-based in 2003. The surge in equities began with the ending of the conflict in Iraq and has been fueled by increases in consumer confidence and manufacturing output, resilience in consumer spending and productivity gains, and support from low interest rates and reduced tax rates. Across both the equity and fixed income asset classes, there was an overall trend of lower quality securities providing superior returns than higher quality investments as the markets shifted from risk aversion to risk pursuit. Among bonds, emerging markets debt and high yield bonds outperformed U.S. Treasuries and other investment grade issues. Within the equity markets, emerging markets outperformed developed markets and small caps outperformed large caps.

The Fund produced strong returns relative to its benchmark by adding value in three areas: asset allocation among stocks, bonds, and cash; underlying investments in equities, and fixed income management. Our asset allocation was prudent in the environment where stocks outperformed bonds; we maintained an equity ratio around 60% all year, higher than the 55% level of the composite benchmark.

Within the equity portion, performance was primarily driven by strong stock selection and an overweight position in technology. The three largest contributors to the Fund's absolute returns were all from this sector: French technology hardware company Alcatel S.A. (communications), the Canadian technology hardware company Nortel Networks Corp. (communications) and the Japanese software services company Yahoo Japan, Inc. (software & services). In addition, the Fund's overweight in consumer discretionary stocks and good stock selection in health care, financials, and telecommunications added to relative performance. These returns were offset somewhat by the Fund's overweight position and poor stock selection in materials. Individual holdings that detracted from absolute returns were Lukoil Holdings ADR (energy & services), the Russian oil and gas company, and Schering-Plough Corp. (drugs), the U.S. pharmaceuticals company. Both stocks were sold from the Fund.

Within the fixed income portion, we managed country and sector allocation and currency exposure relatively well. Specific examples included overweight positions in German 10-year bonds versus an underweight in U.S. Treasuries and an underweight position in the U.S. dollar versus a basket of currencies including the Australian and Canadian dollars, the euro, and the Japanese yen. With regards to duration, the fund had some positive tactical shifts over the course of the year, but performance was hindered somewhat by yield curve positions in the United Kingdom and Japan in the fourth quarter of 2003

WHAT IS YOUR OUTLOOK AND STRATEGY?

The global economic expansion is underway. Economic activity is improving in every region led by strong growth momentum in the U.S. and China. In addition, inflation remains subdued across all regions enabling central banks in North America and Asia to maintain accommodative monetary policies. The equity portion of the Fund has its largest overweight position in information technology, health care, and industrials. The fixed income portion is positioned in anticipation of a potential continuation of the U.S. dollar decline, especially against Asia. The combination of improving economic activity and accommodating monetary policy is positive for corporate fundamentals, but corporate bond valuations are now closer to fair value. We are maintaining modest corporate bond exposure in the Fund.

Hartford Global Communications HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/27/00 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                               MSCI AC WORLD FREE
                                                                           TELECOMMUNICATION SERVICES
                                                GLOBAL COMMUNICATION IA              INDEX                    S&P 500 INDEX
                                                -----------------------    --------------------------         -------------
12/27/00                                               10000                         10000                        10000
                                                        9981                         10004                         9935
                                                       11996                         10986                        10288
                                                        9543                          9283                         9350
                                                        8023                          8762                         8758
                                                        8774                          9429                         9438
6/01                                                    8075                          8703                         9501
                                                        7709                          8131                         9270
                                                        7569                          8225                         9179
                                                        6520                          7347                         8605
                                                        6210                          7437                         7910
                                                        5899                          7165                         8061
                                                        6216                          7506                         8680
12/01                                                   6414                          7550                         8756
                                                        5610                          6874                         8628
                                                        5008                          6561                         8462
                                                        5200                          6647                         8780
                                                        4630                          5923                         8248
                                                        4643                          5962                         8187
6/02                                                    4023                          5343                         7604
                                                        3800                          5063                         7012
                                                        4001                          5058                         7058
                                                        3499                          4278                         6291
                                                        4261                          5250                         6844
                                                        4736                          5812                         7247
12/02                                                   4530                          5468                         6821
                                                        4490                          5348                         6643
                                                        4459                          5071                         6544
                                                        4393                          5008                         6607
                                                        4823                          5610                         7151
                                                        5256                          6283                         7527
6/03                                                    5542                          6336                         7623
                                                        5564                          6187                         7758
                                                        5622                          6169                         7909
                                                        5851                          6207                         7825
                                                        6358                          6505                         8267
                                                        6584                          6727                         8340
12/03                                                   7265                          7278                         8777

    --- GLOBAL COMMUNICATIONS IA          --- MSCI AC WORLD FREE
        $10,000 starting value                TELECOMMUNICATION SERVICES INDEX
        $7,265  ending value                  $10,000 starting value
                                              $7,278  ending value

    MMM  S&P 500 INDEX
        $10,000 starting value
        $8,777  ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                                 SINCE
                                      1 YEAR   INCEPTION
-------------------------------------------------------------
Global Communications IA              60.37%    -10.07%
-------------------------------------------------------------
Global Communications IB              59.97%    -10.26%
-------------------------------------------------------------
MSCI AC World Free Telecommunication
  Services Index                      27.44%    -11.35%
-------------------------------------------------------------
S&P 500 Index                         28.67%     -4.24%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

ARCHANA BASI, CFA
Vice President, Portfolio Coordinator, Global Industry Analyst

DAVID NINCIC, CFA
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Communications HLS Fund, Class IA returned 60.37% for the 12 months ended December 31, 2003. The Fund outperformed both the Morgan Stanley Capital International (MSCI) All Country World Free Telecommunications Service Index, which returned 27.44% and the S&P 500 Index, which returned 28.67% over the same period. (There is no comparative variable annuity Lipper group available.)

WHY DID THE FUND PERFORM THIS WAY?

The Fund's outperformance over the twelve-month period relative to the MSCI AC World Free Telecommunications Services Index was driven by superior stock selection across the sub-sectors invested in by the portfolio. Throughout the period, roughly two-thirds of the Fund was invested within the integrated/diversified telecommunications sub-sector and roughly one-third was invested within the wireless telecommunications sub-sector.

Within the integrated/diversified telecommunications sub-sector, top contributors included British company Cable & Wireless (communications), Philippine Long Distance Telephone Co. (communications), and Telekom South Africa Ltd., ADR (communications). The Fund did not hold Cable & Wireless at the end of the period. In general, we continue to find increasingly attractive wireline opportunities in less developed countries as revenue opportunities significantly outpace those within more mature developed markets. These investments more than offset the investment in AT&T Corp. (communications), which was the largest detractor from Fund returns. Regulatory changes have led to increased competition, as the RBOCs (Regional Bell Operating Companies) move into the enterprise telecommunications space and expand their long-distance services. This negatively impacted revenue growth at AT&T Corp. more than expected. The Fund did not hold AT&T Corp. at the end of the period.

Our wireless holdings performed exceptionally well during the period, led by Nextel Communications, Inc. (communications), the top contributor to Fund returns. Nextel Communications, Inc. offers a walkie-talkie phone service, which has provided the company with an important advantage in the highly competitive U.S. cell phone market. The recent move to number portability allows users to switch between carriers but retain their existing phone number, and this should allow Nextel Communications, Inc. to further market share inroads.

WHAT IS YOUR OUTLOOK AND STRATEGY?

We believe that 2004 will be tough for both wireline and wireless stocks. Wireline carriers face access line declines and voice substitutions to wireless, which is already being reflected in financial results of many companies in this area. In addition, an additional competitive threat to wireline carriers is the cable companies' introduction of internet phone service, "voice over IP" (voice over internet protocol). Longer-term, the movement to fiber-based systems by the wireline companies could mitigate the threat from voice over IP.

In the wireless sub-sector, carriers outside of the U.S. should experience weak subscriber growth, and price competition is intensifying throughout the world. Despite a difficult telecom industry backdrop, we believe that the Fund can continue to find underpriced stocks of companies with solid business fundamentals, which are not appreciated by the market.

Hartford Global Financial Services HLS Fund inception 12/27/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/27/00 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                          MSCI FINANCE EX REAL ESTATE
                                           GLOBAL FINANCIAL SERVICES IA              INDEX                    S&P 500 INDEX
                                           ----------------------------   ---------------------------         -------------
12/27/00                                             10000                           10000                        10000
                                                      9992                           10174                         9935
                                                      9866                           10177                        10288
                                                      9623                            9514                         9350
                                                      9267                            8952                         8758
                                                      9721                            9333                         9438
                                                      9963                            9279                         9501
6/01                                                 10015                            9198                         9270
                                                      9913                            9004                         9179
                                                      9750                            8906                         8605
                                                      8861                            7961                         7910
                                                      8896                            7973                         8061
                                                      9149                            8382                         8680
12/01                                                 9420                            8477                         8756
                                                      9002                            8182                         8628
                                                      8985                            8038                         8462
                                                      9443                            8616                         8780
                                                      9462                            8643                         8248
                                                      9345                            8754                         8187
6/02                                                  9035                            8274                         7604
                                                      8149                            7494                         7012
                                                      8141                            7591                         7058
                                                      7204                            6550                         6291
                                                      7656                            7184                         6844
                                                      8062                            7536                         7247
12/02                                                 7643                            7097                         6821
                                                      7297                            6864                         6643
                                                      7127                            6719                         6544
                                                      7102                            6592                         6607
                                                      7814                            7515                         7151
                                                      8211                            7945                         7527
6/03                                                  8287                            8053                         7623
                                                      8555                            8408                         7758
                                                      8528                            8345                         7909
                                                      8687                            8546                         7825
                                                      9328                            9233                         8267
                                                      9378                            9292                         8340
12/03                                                 9957                            9858                         8777

    --- GLOBAL FINANCIAL          --- MSCI FINANCE EX REAL     MMMM  S&P 500 INDEX
        SERVICES IA                   ESTATE INDEX                 $10,000 starting value
        $10,000 starting value        $10,000 starting value       $8,777  ending value
        $9,957  ending value          $9,858  ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                             SINCE
                                  1 YEAR   INCEPTION
---------------------------------------------------------
Global Financial Services IA      30.29%    -0.14%
---------------------------------------------------------
Global Financial Services IB      29.96%    -0.36%
---------------------------------------------------------
MSCI Finance ex Real Estate
  Index                           38.90%    -0.48%
---------------------------------------------------------
S&P 500 Index                     28.67%    -4.24%
---------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

MARK T. LYNCH, CFA
Senior Vice President, Partner, Portfolio Coordinator, Global Industry Analyst

THEODORE SHASTA, CFA
Senior Vice President, Partner,
Global Industry Analyst

JENNIFER NETTESHEIM, CFA
Vice President, Partner,
Global Industry Analyst

ANDREW R. HEISKELL
Vice President,
Global Industry Analyst

ERIC HALET
Vice President,
Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Financial Services HLS Fund, Class IA returned 30.29% for the 12 months ended December 31, 2003. The Fund outperformed the S&P 500 Index, which returned 28.67% over the same period. The Fund underperformed the Morgan Stanley Capital International (MSCI) Finance ex-Real Estate Index, which returned 38.90% over the same period. (There is no comparative variable annuity Lipper group available.)

WHY DID THE FUND PERFORM THIS WAY?

During the period, global financial stocks had positive returns that were stronger than the broad market, as the MSCI Financials sector returned 39.7% versus the 33.8% return of the MSCI World Index. Improving credit quality, rising equity markets, a steeper yield curve, and the mortgage refinancing boom led to strength in the sector in 2003.

Relative to the MSCI Finance ex-Real Estate Index, the Fund's sub-sector allocation and stock selection decisions both resulted in underperformance. The Fund's overweight allocation to and relatively weaker stock selection within the insurance sub-sector detracted from relative returns. Though still recording strong double-digit gains within the Fund and the benchmark, insurance stocks were a relatively weaker area of the sector during the year. Alternatively, the capital markets companies were strong performers in the sector, benefiting greatly from the improved condition of the financial markets and the resultant increase in business. However, the Fund had relatively weak stock selection and an underweight position within the capital markets sub-sector during the period, detracting from relative returns.

The largest contributors to the Fund's strong absolute returns were commercial bank stocks, led by Italian bank Unicredito Italiano S.p.A (banks) and Banco Latinoamericano de Exportaciones (banks), a multinational bank that specializes in financing foreign trade for Latin American and Caribbean countries. The firm continues to recover from a liquidity crisis brought on by the failure of the Argentine banking system. The largest detractors from Fund returns were Investment Technology Group (financial services), Clark, Inc. (insurance), and Dexia (banks), which were not held in the Fund as of the end of the period.

WHAT IS YOUR OUTLOOK AND STRATEGY?

European investment banks have compelling valuations going into 2004 and this, along with improving fundamentals, makes the industry one to watch for the coming year. These trends will benefit our diversified financials sub-sector weighting.

Should the economy follow its course and enjoy a typical recovery, the banking industry will do quite well. Rates will rise gradually, the banks will raise deposit rates gradually, and a combination of rising margins and operating leverage should lead to positive earnings growth. The Fund is well represented to benefit from strength in the bank sub-sector, should this be the case. Our view of the insurance sub-sector remains favorable and we remain overweight. While premiums in the property business have stabilized, those in the casualty business continue to rise, demand remains strong, and we expect pricing to be adequate or better for the next several years. Key drivers for the insurance industry will be a strong property-casualty pricing cycle, stable or higher interest rates, an improving economy, and a better tone in the capital markets.

Hartford Global Health HLS Fund inception 5/1/2000
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/00 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                 GOLDMAN SACHS HEALTH
                                          GLOBAL HEALTH IA            CARE INDEX             S&P 500 INDEX
                                          ----------------       --------------------        -------------
5/1/00                                        10000                     10000                     10000
                                              10246                     10391                      9689
                                              11908                     11522                      9928
                                              12165                     11132                      9773
                                              12828                     11534                     10380
                                              13691                     12043                      9832
                                              13911                     12333                      9790
                                              14268                     12507                      9019
12/00                                         14818                     12959                      9063
                                              13996                     11763                      9385
                                              13953                     11708                      8529
                                              13103                     10664                      7989
                                              13814                     11130                      8609
                                              14476                     11375                      8667
                                              14548                     11088                      8456
                                              14475                     11392                      8373
                                              14259                     11100                      7849
                                              13803                     11014                      7216
                                              14128                     11029                      7354
                                              14915                     11619                      7918
12/01                                         15120                     11399                      7987
                                              14697                     11094                      7871
                                              14770                     11038                      7719
                                              15160                     11176                      8009
                                              14647                     10478                      7524
                                              14202                     10274                      7469
                                              12923                      9297                      6937
                                              12557                      9093                      6397
                                              12342                      9158                      6438
                                              11594                      8669                      5739
                                              12341                      9072                      6243
                                              13180                      9325                      6611
12/02                                         12554                      9002                      6223
                                              12372                      9007                      6060
                                              11987                      8852                      5969
                                              12142                      9121                      6027
                                              13194                      9541                      6523
                                              14436                      9986                      6866
                                              14762                     10414                      6954
                                              14819                     10455                      7077
                                              14700                     10226                      7215
                                              15044                     10241                      7138
                                              15379                     10342                      7541
                                              15815                     10529                      7608
12/03                                         16610                     11091                      8006

    --- GLOBAL HEALTH IA         --- GOLDMAN SACHS HEALTH     MMMM  S&P 500 INDEX
        $10,000 starting value       CARE INDEX                   $10,000 starting value
        $16,610 ending value         $10,000 starting value       $8,006  ending value
                                     $11,091 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                            SINCE
                                 1 YEAR   INCEPTION
--------------------------------------------------------
Global Health IA                 32.31%    14.83%
--------------------------------------------------------
Global Health IB                 31.98%    14.59%
--------------------------------------------------------
Goldman Sachs Health Care Index  23.20%     2.86%
--------------------------------------------------------
S&P 500 Index                    28.67%    -5.88%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

JOSEPH H. SCHWARTZ, CFA
Senior Vice President, Partner, Portfolio Coordinator, Global Industry Analyst

JEAN M. HYNES, CFA
Senior Vice President, Partner,
Global Industry Analyst

ANN C. GALLO
Senior Vice President, Partner,
Global Industry Analyst

KIRK J. MAYER, CFA
Vice President,
Global Industry Analyst

ROBERT L. DERESIEWICZ
Assistant Vice President,
Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Health HLS Fund, Class IA returned 32.31% for the 12 months ended December 31, 2003. The Fund outperformed both the Goldman Sachs Health Care Index, which returned 23.20% and the S&P 500 Index, which returned 28.67% over the same period. (There is no comparative variable annuity Lipper group available.)

WHY DID THE FUND PERFORM THIS WAY?

During the period, global health care stocks globally had positive returns but were weaker than other broad sectors as the MSCI Health Care sector returned 20.0% versus the 33.8% return of the MSCI World Index. Overall, the market commonly regards the health care sector as being a more defensive sector, and the environment over the last year benefited more cyclical areas of the market.

Both stock selection and sub-sector allocation decisions drove the Fund's outperformance relative to the Goldman Sachs Health Care Index. Stock selection was particularly strong within the pharmaceuticals and health care equipment sub-sectors. In terms of allocation, the Fund maintained an overweight to biotechnology stocks relative to the benchmark, where we believed that valuations did not adequately reflect the potential of new product pipelines. This positioning served the Fund well as investors flocked back to the more speculative sectors of the market, including biotechnology.

The best absolute contributors within the portfolio during this time period included Genzyme Corp. (drugs), which won new drug approvals from the FDA; Guidant Corp. (medical instruments & supplies), which benefited from a slower-than-expected decline in its bare metal stent sales; and AstraZeneca PLC (drugs), which continued to enjoy superior performance versus the other major pharmaceutical stocks due to its growth outlook. The greatest detractors were HealthSouth (health services), a stock held for an interim time during the period, and Schering-Plough Corp. (drugs), which experienced competitive pressures across several key drug franchises. We continued to own Schering-Plough Corp. at the end of the period, seeing solid growth potential for their cholesterol drug Zetia.

WHAT IS YOUR OUTLOOK AND STRATEGY?

There will be fewer pressures on the health care industry overall as the economic environment improves and companies increase employment and health packages offered. In addition, the passage of a U.S. Medicare Bill is a positive for parts of the industry near-term, as there is clear data that people with insurance coverage employ more health care than those without.

The largest valuation drag on the large cap pharmaceutical sub-sector is the market's fears of large patent losses. However, the generic industry is now going after fundamentally stronger patents than over the last five years, and the odds favor the drug industry in these challenges. Biotechnology companies are highly leveraged to the FDA's greater propensity for approval of orphan cancer drugs. Within the health care services sub-sector, we favor the drug distributors to perform strongly moving into the second half of 2004. The evolution to a fee-for-service-based industry business model will be beneficial to these companies in the long run. Within the medical devices sub-sector, several years of strong relative performance for medical technology stocks have left fewer stocks with attractive valuations, though fundamentals remain strong.

Hartford Global Leaders HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                     GLOBAL LEADERS IA              MSCI WORLD INDEX
                                                                     -----------------              ----------------
9/30/98                                                                   10000                           10000
                                                                          11346                           10906
                                                                          12212                           11556
12/98                                                                     13188                           12122
                                                                          13799                           12389
                                                                          13410                           12062
                                                                          14140                           12566
                                                                          14488                           13063
                                                                          13962                           12587
                                                                          14974                           13176
                                                                          15199                           13138
                                                                          15118                           13117
                                                                          14930                           12991
                                                                          15905                           13668
                                                                          17087                           14055
12/99                                                                     19830                           15194
                                                                          19086                           14326
                                                                          21213                           14366
                                                                          21161                           15361
                                                                          20137                           14713
                                                                          19563                           14342
                                                                          20430                           14827
                                                                          19746                           14412
                                                                          20868                           14882
                                                                          19982                           14093
                                                                          18833                           13858
                                                                          17723                           13019
12/00                                                                     18429                           13231
                                                                          18436                           13488
                                                                          16744                           12350
                                                                          15624                           11541
                                                                          16849                           12397
                                                                          16516                           12243
                                                                          16215                           11861
                                                                          15819                           11705
                                                                          14951                           11145
                                                                          13654                           10165
                                                                          14039                           10361
                                                                          15284                           10975
12/01                                                                     15373                           11046
                                                                          14870                           10712
                                                                          14782                           10621
                                                                          15250                           11114
                                                                          14742                           10720
                                                                          15056                           10745
                                                                          14111                           10095
                                                                          12961                            9245
                                                                          12831                            9264
                                                                          11285                            8247
                                                                          12455                            8857
                                                                          13558                            9337
12/02                                                                     12375                            8886
                                                                          12089                            8617
                                                                          11818                            8470
                                                                          11656                            8447
                                                                          12962                            9201
                                                                          13754                            9731
                                                                          14076                            9904
                                                                          14418                           10106
                                                                          14833                           10327
                                                                          14454                           10392
                                                                          15595                           11011
                                                                          15972                           11181
12/03                                                                     16777                           11885

    --- GLOBAL LEADERS IA                      --- MSCI WORLD INDEX
        $10,000 starting value                     $10,000 starting value
        $16,777 ending value                       $11,885 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                          SINCE
                     1 YEAR   5 YEAR    INCEPTION
------------------------------------------------------
Global Leaders IA    35.57%     4.93%    10.35%
------------------------------------------------------
Global Leaders IB    35.24%     4.72%    10.13%
------------------------------------------------------
MSCI World Index     33.76%    -0.39%     3.34%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
ANDREW S. OFFIT
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund, Class IA returned 35.57% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Global Funds VA-UF Average, which returned 33.65% and the Morgan Stanley Capital International (MSCI) World Index, which returned 33.76% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The rebound in the global equity markets was broad based, with all developed markets participating in the advance and the majority of the ten broad market sectors of the MSCI World Index registering double-digit returns. The rally was propelled by continued signs of improvement in the global economy and reduced uncertainty in the geopolitical arena. At the regional level, performance was strongest within Emerging Markets and Asia excluding Japan. Performance within the United States and the United Kingdom was less robust during the period, though positive nonetheless.

Our outperformance versus the benchmark was primarily driven by strong stock selection and an overweight to technology. The three largest contributors to the Fund's absolute returns were all from this sector: French technology hardware company Alcatel S.A. (communications), the Canadian technology hardware company Nortel Networks Corp. (communications), and the Japanese software services company Yahoo Japan, Inc. (software & services). In addition, the Fund's overweight in consumer discretionary stocks and good stock selection in health care, financials, and telecommunications added to relative performance at the margin.

These returns were offset somewhat by the Fund's overweight and poor stock selection in materials. Three of the largest detractors from absolute returns were Lukoil Holdings ADR (energy & services), the Russian oil and gas company, Fast Retailing, Inc. (retail), the Japanese retailer, and Schering-Plough Corp. (drugs), the U.S. pharmaceuticals company. Of these three companies, only Fast Retailing, Inc. is still held.

While we do not manage the Fund according to country weights, but instead, focus mainly on sector and stock weights, countries and regions played a part in our outperformance for the period. The Fund was helped by being overweight in Europe, largely due to the depreciation of the U.S. dollar. In addition, the Fund's positions in emerging market securities, though small, contributed to positive relative returns.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Our outlook remains positive. We are positioned for economic growth and are beginning to see many of the trends play out in stock price performance. We continue to believe that many growth sectors will have "time on their side".

Hartford Global Technology HLS Fund  inception 5/1/2000

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/00 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                       GOLDMAN SACHS
                                                                    TECHNOLOGY COMPOSITE
                                        GLOBAL TECHNOLOGY IA               INDEX                S&P 500 INDEX
                                        --------------------        --------------------        -------------
5/1/00                                        10000                        10000                     10000
                                               8904                         8898                      9689
                                              10278                         9992                      9928
                                               9657                         9527                      9773
                                              10986                        10766                     10380
                                               9406                         9022                      9832
                                               8539                         8341                      9790
                                               6473                         6431                      9019
12/00                                          6263                         5880                      9063
                                               7249                         6845                      9385
                                               5667                         4947                      8529
                                               4896                         4260                      7989
                                               5773                         5073                      8609
                                               5508                         4871                      8667
                                               5587                         4884                      8456
                                               5233                         4536                      8373
                                               4424                         3946                      7849
                                               3446                         3148                      7216
                                               3970                         3653                      7354
                                               4662                         4276                      7918
12/01                                          4834                         4200                      7987
                                               4780                         4196                      7871
                                               4185                         3635                      7719
                                               4497                         3894                      8009
                                               3963                         3417                      7524
                                               3728                         3277                      7469
                                               3339                         2814                      6937
                                               2992                         2529                      6397
                                               2960                         2497                      6438
                                               2428                         2051                      5739
                                               2938                         2499                      6243
                                               3432                         2936                      6611
12/02                                          2969                         2509                      6223
                                               3031                         2487                      6060
                                               3025                         2525                      5969
                                               3029                         2496                      6027
                                               3349                         2756                      6523
                                               3718                         3064                      6866
                                               3753                         3056                      6954
                                               3957                         3232                      7077
                                               4212                         3455                      7215
                                               4161                         3405                      7138
                                               4647                         3737                      7541
                                               4740                         3809                      7608
12/03                                          4795                         3868                      8006

    --- GLOBAL TECHNOLOGY IA  --- GOLDMAN SACHS TECHNOLOGY  MMMM  S&P 500 INDEX
        $10,000 starting          COMPOSITE INDEX               $10,000 starting
        value                     $10,000 starting value        value
        $4,795  ending value      $3,868  ending value          $8,006  ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                     SINCE
                          1 YEAR   INCEPTION
-------------------------------------------------
Global Technology IA      61.50%    -18.16%
-------------------------------------------------
Global Technology IB      61.10%    -18.32%
-------------------------------------------------
Goldman Sachs Technology
  Composite Index         54.19%    -22.81%
-------------------------------------------------
S&P 500 Index             28.67%     -5.88%
-------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

SCOTT E. SIMPSON
Senior Vice President, Partner, Portfolio Coordinator, Global Industry Analyst

JOHN F. AVERILL, CFA
Senior Vice President, Partner,
Global Industry Analyst

ERIC STROMQUIST
Senior Vice President, Partner,
Global Industry Analyst

BRUCE L. GLAZER
Vice President,
Global Industry Analyst

ANITA M. KILLIAN, CFA
Vice President,
Global Industry Analyst

VIKRAM MURTHY
Assistant Vice President,
Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Technology HLS Fund, Class IA returned 61.50% for the 12 months ended December 31, 2003. The Fund outperformed both the Goldman Sachs Technology Composite Index, which returned 54.19% and the S&P 500 Index, which returned 28.67% over the same period. (There is no comparative variable annuity Lipper group available.)

WHY DID THE FUND PERFORM THIS WAY?

In 2003, a high degree of confidence returned to the market, especially benefiting more speculative or higher beta areas of the market. This investor sentiment was favorable for many technology names as the MSCI Information Technology sector appreciated 48.5% during the period, far surpassing the broad-based MSCI World Index return of 33.8%.

The technology sector is showing clear signs of stabilization, evidenced by a series of favorable data points such as a pick-up in personal computer unit sales and high growth among computer storage companies. In addition, after a prolonged slump, global semiconductor sales have improved markedly thanks to higher average selling prices and increased demand from producers of personal computers and wireless handsets. Among wireless handsets, an upgrade cycle is underway, led by camera-enabled phones. To round out the positive news flow within the sector, a period of consolidation has begun among software companies.

During the period, the Fund's outperformance relative to its market benchmark, the Goldman Sachs Technology Composite Index, was driven primarily by strong fundamental, bottom-up stock selection. Overall, our stock picking amongst computers & peripherals and semiconductors & semiconductor equipment names was most beneficial to our relative results.

In terms of specific names, the greatest contributors to absolute return were Maxtor Corp. (computers & office equipment) and Cisco Systems, Inc. (software & services), which benefited from the pick-up in corporate storage and infrastructure spending, and Cendant Corp. (business services). On the negative side, the greatest detractor was Bisys Group (software & services), which suffered from earnings disappointments and news of managerial turnover. While the spending environment for services companies has improved less rapidly than for other areas of technology, industry fundamentals stand to benefit from the continued recovery in spending.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Technology advances show no signs of slowing down: the computer and telecommunications revolution has barely begun. Demand for technology should continue to strengthen as corporate profits improve. IT spending has yet to reach its full potential. The strong consumer was behind the 2003 recovery but corporate spending is now expected to take its turn to sustain the rally into 2004. However, many technology stocks already fully reflect a recovery case. We continue to find attractive stocks but stock selection will become increasingly critical. This is a sector that will keep offering solid investment opportunities to the investment professional, but the opportunistic speculator may find it a difficult one to second-guess.

Hartford Growth HLS Fund  inception 4/30/2002

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/02 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                         GROWTH IA              RUSSELL 1000 GROWTH INDEX
                                                                         ---------              -------------------------
4/30/02                                                                   10000                           10000
                                                                           9774                            9758
6/02                                                                       8954                            8856
                                                                           8406                            8369
                                                                           8559                            8394
                                                                           7939                            7523
                                                                           8722                            8213
                                                                           9204                            8659
12/02                                                                      8657                            8061
                                                                           8455                            7865
                                                                           8311                            7829
                                                                           8577                            7975
                                                                           9282                            8564
                                                                           9741                            8991
6/03                                                                       9968                            9115
                                                                          10144                            9342
                                                                          10378                            9574
                                                                          10355                            9472
                                                                          11156                           10004
                                                                          11303                           10109
12/03                                                                     11497                           10458

    --- GROWTH IA                              --- RUSSELL 1000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $11,497 ending value                       $10,458 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                               1 YEAR        SINCE INCEPTION
-----------------------------------------------------------------
Growth IA                      32.81%             8.71%
-----------------------------------------------------------------
Growth IB                      32.48%             8.44%
-----------------------------------------------------------------
Russell 1000 Growth Index      29.74%             2.72%
-----------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
ANDREW J. SHILLING, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth HLS Fund, Class IA returned 32.81% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Large Cap Growth VA-UF Average, which returned 28.37% and the Russell 1000 Growth Index, which returned 29.74% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the period, large cap stocks continued to under-perform small and mid cap stocks while value marginally outperformed growth. All ten sectors of the Russell 1000 Growth Index posted positive returns for the period with utilities, telecommunications, technology and materials leading the way.

The Fund's outperformance during the period was primarily due to strong stock selection within three key sectors: health care, financials, and consumer discretionary. Within financials and consumer discretionary, we were able to find attractive banks and media companies that stand to benefit from the recovery in the economic cycle. Among our health care names, our pharmaceutical holdings outperformed due to their solid product cycles. In keeping with the investment approach of the Fund, which is to invest in sectors that have the potential to outperform the market over the long-term, the Fund's significant underweight position in consumer staples, a defensive sector, significantly added to overall performance. Three top contributors to absolute returns were Countrywide Credit Industries, Inc. (banks), Guidant Corp. (medical instruments & supplies), and eBay, Inc. (retail). As of the end of the period, all three stocks were held in the portfolio.

Poor stock selection within technology and industrials partially offset these strong contributors. Three significant detractors from performance were Schering-Plough Corp. (drugs), Seagate Technology (electronics), and Lockheed Martin Corp. (aerospace & defense). Schering-Plough Corp. suffered from competitive pressures across several key drug franchises. Schering-Plough Corp. and Lockheed Martin Corp. were eliminated from the portfolio as of period end. We continue to believe that trends in the hard drive industry should be favorable to Seagate Technology as demand for larger drives in computers is augmented by entirely new applications including personal video recorders and high-end gaming devices.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Going forward, we continue to be constructive about the economy and corporate profits. The improved corporate sentiment is now being reflected in new orders, which should lift capital investment in 2004. Inventories remain quite low, so acceleration in orders could set off an inventory cycle that would result in healthy GDP growth for several quarters to come. Fiscal and monetary policy remains extremely stimulative, which we expect will continue to be the case throughout the election year of 2004. Although employment growth has been weak compared to past recoveries, we expect some improvement as corporate profits improve.

The Fund is well positioned to benefit from acceleration in worldwide economic growth, which we expect to see over the next twelve months. While the strongest move in the equity markets is likely behind us, we are still early in the global economic recovery implying that rising profit expectations should continue to support moderate returns in the equity markets. The five-year trend of small caps outperforming large caps should reverse as the economic recovery matures, possibly later in 2004. Similarly growth, after underperforming value in the 2000-2003 period, should be in position to outperform sometime later in the market cycle. A moderately positive market environment coupled with a change in the small over large and value over growth trends of the recent past should bode well for our approach.

Hartford Growth Opportunities HLS Fund  inception 3/24/1987

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                 GROWTH OPPORTUNITIES IA        RUSSELL 3000 GROWTH INDEX
                                                 -----------------------        -------------------------
12/31/93                                                10000                        10000
                                                        10289                        10234
                                                        10336                        10060
                                                         9720                         9562
                                                         9554                         9605
                                                         9378                         9718
                                                         8907                         9420
                                                         9054                         9723
                                                         9696                        10282
                                                         9752                        10159
                                                         9820                        10386
                                                         9529                        10045
12/94                                                    9718                        10456
                                                         9621                        10396
                                                         9890                        10836
                                                        10153                        11153
                                                        10137                        11389
                                                        10630                        11762
                                                        11566                        12250
                                                        12290                        12805
                                                        12436                        12834
                                                        12804                        13391
                                                        12427                        13331
                                                        12700                        13856
12/95                                                   12407                        13958
                                                        12592                        14366
                                                        13093                        14667
                                                        13080                        14712
                                                        13680                        15175
                                                        14005                        15731
                                                        13798                        15640
                                                        12675                        14621
                                                        13120                        15067
                                                        14262                        16131
                                                        14345                        16149
                                                        15022                        17287
12/96                                                   14443                        17012
                                                        15071                        18131
                                                        14240                        17917
                                                        13320                        16921
                                                        13488                        17929
                                                        14870                        19337
                                                        15463                        20100
                                                        16938                        21807
                                                        16397                        20710
                                                        17223                        21794
                                                        16494                        20935
                                                        16345                        21681
12/97                                                   16238                        21901
                                                        16023                        22465
                                                        17358                        24182
                                                        18210                        25150
                                                        18302                        25480
                                                        17868                        24652
                                                        18806                        26049
                                                        17891                        25699
                                                        14640                        21672
                                                        15790                        23377
                                                        16548                        25204
                                                        17170                        27124
12/98                                                   19325                        29570
                                                        19926                        31277
                                                        18395                        29743
                                                        19401                        31273
                                                        19425                        31501
                                                        18894                        30608
                                                        20332                        32712
                                                        20302                        31674
                                                        20690                        32068
                                                        20782                        31481
                                                        22316                        33749
                                                        24955                        35686
12/99                                                   29987                        39573
                                                        29594                        37824
                                                        38282                        40187
                                                        34741                        42460
                                                        31796                        40276
                                                        29867                        38145
                                                        34422                        41171
                                                        33356                        39329
                                                        37905                        42927
                                                        37952                        38996
                                                        34673                        37058
                                                        28093                        31511
12/00                                                   31182                        30702
                                                        30665                        32848
                                                        26793                        27348
                                                        23900                        24407
                                                        26292                        27487
                                                        26070                        27159
                                                        26020                        26636
                                                        25428                        25858
                                                        23728                        23776
                                                        20084                        21304
                                                        21115                        22480
                                                        23232                        24621
12/01                                                   24055                        24677
                                                        23826                        24210
                                                        22418                        23168
                                                        23598                        24049
                                                        22464                        22186
                                                        22183                        21593
                                                        19725                        19607
                                                        17804                        18395
                                                        17392                        18446
                                                        16017                        16568
                                                        17158                        18045
                                                        18725                        19075
12/02                                                   17404                        17757
                                                        17191                        17322
                                                        16967                        17218
                                                        17449                        17535
                                                        19022                        18854
                                                        20474                        19871
                                                        21085                        20151
                                                        21295                        20724
                                                        22242                        21282
                                                        21970                        21031
                                                        23891                        22259
                                                        24673                        22529
12/03                                                   25025                        23256

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $25,025 ending value                       $23,256 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                           1 YEAR   5 YEAR   10 YEAR
---------------------------------------------------------
Growth Opportunities IA    43.79%    5.31%    9.61%
---------------------------------------------------------
Growth Opportunities
  IB(3)                    43.43%    5.04%    9.33%
---------------------------------------------------------
Russell 3000 Growth Index  30.97%   -4.69%    8.81%
---------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional in formation including inception dates and expenses.

PORTFOLIO MANAGER
MICHAEL T. CARMEN, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth Opportunities HLS Fund, Class IA returned 43.79% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Multi Cap Growth VA-UF Average, which returned 35.24% and the Russell 3000 Growth Index, which returned 30.97% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Small and mid capitalization stocks were "the place to be" in the U.S. equity markets, as these stocks handily outperformed larger cap stocks and posted strong absolute returns. Boosted by improving news on the economic front and earnings comparisons that were beginning to look more compelling, investors continued to bid up U.S. equities through the end of December, especially small and mid cap stocks. The stagnant labor markets continued to be a source of concern, but investors weren't "losing any sleep" over the issue. Much debate was centered on whether the snapback from the March lows was "too far, too fast" for many stocks, especially information technology names, but the bears lost to the bulls in this debate, at least for now. The two areas that appeared to be showing the most robust recovery, PCs and wireless, ignited the spark of investor sentiment elsewhere in the sector. Since the second quarter of 2003, lower quality and/or high beta names have attracted the most investor interest.

The Fund was well-served by our above-index exposure to both small and mid cap companies. In addition, our outperformance can be attributed to strong relative stock selection across a number of sectors. Health care, consumer discretionary, and industrials were the areas in which our investments excelled the most versus the index. Only within information technology were we disappointed with our stock selection and low relative exposure to this outperforming sector. However, we can live with the result, as it was a reflection of our aversion to holding some of the more speculative, high beta names in the universe, which tended to do well during the period.

For the twelve-month period, the greatest contributors to absolute Fund returns were Cendant Corp. (business services), American Tower Corp., Class A (communications), and Nextel Communications, Inc. (communications). The stock of global business provider Cendant Corp. gained on continued strength in real estate, improvement in travel services, and progress with its Avis/Budget integration. The largest detractors from absolute Fund returns were Schering-Plough Corp. (drugs), NDC Health Corp. (health services), and AT&T Corp. (communications), all of which were eliminated from the portfolio prior to period end.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Investor optimism surrounding the economy and the equity markets has mostly taken uniform shape. Tax cuts, a weaker dollar, sustained productivity, and healthier balance sheets all bode well for corporate profits. As the growth trajectory continues, we will continue to look for improved corporate spending and employment trends. Entering 2004, the Fund's consumer discretionary position is significantly overweight relative to the benchmark; we continue to seek companies that we consider market share gainers. In other areas of the growth universe, the Fund's overweight to the telecommunications services sector is a partial offset to the underweight to the information technology sector, where we feel valuations continue to be stretched.

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                                          LEHMAN HIGH YIELD
                                                      HIGH YIELD IA                        CORPORATE INDEX
                                                      -------------                       -----------------
9/30/98                                                 10000                              10000
                                                         9992                               9795
                                                        10340                              10202
12/98                                                   10368                              10213
                                                        10528                              10364
                                                        10531                              10303
                                                        10695                              10402
                                                        10898                              10603
                                                        10693                              10460
                                                        10703                              10437
                                                        10696                              10479
                                                        10620                              10363
                                                        10599                              10289
                                                        10660                              10221
                                                        10797                              10341
12/99                                                   10856                              10457
                                                        10758                              10412
                                                        10730                              10431
                                                        10637                              10212
                                                        10674                              10229
                                                        10576                              10123
                                                        10840                              10330
                                                        10960                              10408
                                                        11113                              10479
                                                        11067                              10388
                                                        10867                              10056
                                                        10596                               9657
12/00                                                   10968                               9844
                                                        11691                              10581
                                                        11742                              10722
                                                        11489                              10469
                                                        11337                              10339
                                                        11419                              10525
                                                        11018                              10230
                                                        11198                              10381
                                                        11300                              10503
                                                        10592                               9797
                                                        11030                              10039
                                                        11378                              10406
12/01                                                   11263                              10363
                                                        11156                              10436
                                                        10818                              10290
                                                        10905                              10538
                                                        11061                              10706
                                                        10993                              10647
                                                        10409                               9862
                                                         9928                               9431
                                                        10053                               9700
                                                         9791                               9573
                                                         9822                               9489
                                                        10385                              10077
12/02                                                   10487                              10218
                                                        10764                              10558
                                                        10952                              10688
                                                        11148                              10995
                                                        11687                              11647
                                                        11860                              11768
                                                        12077                              12106
                                                        11790                              11973
                                                        11936                              12111
                                                        12267                              12442
                                                        12474                              12693
                                                        12632                              12886
12/03                                                   12919                              13177

    --- HIGH YIELD IA                          --- LEHMAN HIGH YIELD
        $10,000 starting value                     CORPORATE INDEX
        $12,919 ending value                       $10,000 starting value
                                                   $13,177 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                   1 YEAR   5 YEAR   SINCE INCEPTION
---------------------------------------------------------
High Yield IA      23.18%   4.50%         5.00%
---------------------------------------------------------
High Yield IB      22.88%   4.28%         4.78%
---------------------------------------------------------
Lehman High Yield
  Corporate Index  28.96%   5.23%         5.39%
---------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

DAVID HILLMEYER, CFA
Vice President
CHRISTINE MOZONSKI, CFA, CPA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford High Yield HLS Fund, Class IA returned 23.18% for the 12 months ended December 31, 2003. The Fund underperformed both the Lipper High Current Yield VA-UF Average, which returned 23.87%, and the Lehman Brothers High Yield Corporate Index, which returned 28.96% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's performance has benefited throughout the last twelve months from an overweight to the wireline and technology sectors. Our wireline exposure continued to pay off for the Fund as Qwest Corp's (communications) successful tender offer and release of its 2002 financials, which was a catalyst to move this credit higher, contributed to this performance. Also, technology and telecommunications has continued to perform quite well. Nortel Networks Corp. (communications) has seen domestic as well as overseas orders increase, and Nextel Communications, Inc. (communications) outperformed the broader market on very solid subscriber and churn numbers throughout the year and a successful reduction in their overall cost structure. Our opportunistic outlook for technology can be observed in the portfolio's overweight versus the benchmark, but valuations have led us to realize some gains in the sector given the industry's strong performance during the year. Additional improvement in capital expenditures and further signs of a turnaround in manufacturing are also encouraging signs for the high yield market. Additional performance was derived from the portfolio's underweight to the gaming sector, which significantly lagged the broader market.

Our more conservative and underweight position to the improving electric utilities sector has caused a drag to performance for most of the year; however, we have been increasing the portfolio's holdings to the sector during the latter half of the year since the companies within the industry seem to be migrating to a "back to basics" style of management. Also issue selection in the airline sector hurt performance.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The impressive performance of the high yield market in 2003 was not only attributable to the improving fundamentals witnessed by balance sheet improvements but also a very strong technical environment, supported by record flows into retail mutual funds. The institutional investor also provided additional demand to help absorb a near record new issue calendar of approximately $130 billion. As compared to 2002's new issue calendar of $59 billion.

Although 2004 won't post the exceptionally high return of the previous year, we believe the sector's return will most likely be commensurate to the coupons earned on the underlying bonds. Furthermore, a friendly macroeconomic environment, which includes an improving labor market and manufacturing sector, and stimulative fiscal and monetary policies all bode well for the sector. In addition, the technical backdrop remains favorable.

We continue to favor an overweight to the high yield market. The fundamentals remain solid, and the technical picture continues to look optimistic. Our credit research team sees encouraging signs for the high yield market as enterprise values continue to move higher, volatility remains low, and companies are still mindful of bondholders' interests. We believe the first few months of the year will reap some of the best performance of 2004 as lower rated issues lead the way higher; however, credit selection and curve position become more critical. The fundamentals as well as the technicals are poised to support market prices.

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                        INDEX IA                    S&P 500 INDEX
                                                        --------                    -------------
12/31/93                                                10000                         10000
                                                        10331                         10340
                                                        10046                         10059
                                                         9608                          9621
                                                         9726                          9745
                                                         9881                          9904
                                                         9646                          9662
                                                         9959                          9979
                                                        10361                         10387
                                                        10107                         10133
                                                        10328                         10361
                                                         9952                          9984
12/94                                                   10094                         10131
                                                        10353                         10394
                                                        10751                         10799
                                                        11062                         11117
                                                        11380                         11444
                                                        11825                         11901
                                                        12093                         12177
                                                        12489                         12580
                                                        12515                         12610
                                                        13030                         13142
                                                        12966                         13094
                                                        13527                         13670
12/95                                                   13783                         13933
                                                        14242                         14407
                                                        14365                         14541
                                                        14508                         14681
                                                        14706                         14897
                                                        15080                         15279
                                                        15123                         15337
                                                        14443                         14660
                                                        14740                         14969
                                                        15557                         15810
                                                        15976                         16246
                                                        17178                         17473
12/96                                                   16828                         17127
                                                        17863                         18196
                                                        17997                         18340
                                                        17242                         17588
                                                        18270                         18636
                                                        19379                         19769
                                                        20231                         20655
                                                        21831                         22297
                                                        20602                         21048
                                                        21722                         22199
                                                        20991                         21458
                                                        21945                         22451
12/97                                                   22315                         22838
                                                        22556                         23089
                                                        24172                         24753
                                                        25399                         26021
                                                        25647                         26284
                                                        25191                         25832
                                                        26212                         26880
                                                        25923                         26595
                                                        22166                         22749
                                                        23583                         24208
                                                        25491                         26175
                                                        27020                         27761
12/98                                                   28577                         29361
                                                        29752                         30588
                                                        28816                         29638
                                                        29959                         30823
                                                        31102                         32017
                                                        30347                         31262
                                                        32031                         32997
                                                        31016                         31966
                                                        30860                         31807
                                                        30007                         30935
                                                        31890                         32892
                                                        32526                         33561
12/99                                                   34432                         35538
                                                        32692                         33752
                                                        32061                         33114
                                                        35174                         36351
                                                        34105                         35258
                                                        33391                         34534
                                                        34204                         35386
                                                        33658                         34833
                                                        35734                         36995
                                                        33837                         35043
                                                        33682                         34894
                                                        31018                         32145
12/00                                                   31161                         32303
                                                        32253                         33448
                                                        29301                         30400
                                                        27436                         28475
                                                        29557                         30685
                                                        29742                         30891
                                                        29005                         30140
                                                        28709                         29843
                                                        26900                         27977
                                                        24709                         25719
                                                        25175                         26210
                                                        27096                         28220
12/01                                                   27324                         28468
                                                        26911                         28053
                                                        26384                         27512
                                                        27366                         28547
                                                        25698                         26817
                                                        25494                         26620
                                                        23675                         24725
                                                        21821                         22799
                                                        21955                         22947
                                                        19562                         20455
                                                        21281                         22253
                                                        22521                         23561
12/02                                                   21190                         22178
                                                        20628                         21599
                                                        20312                         21275
                                                        20501                         21481
                                                        22193                         23249
                                                        23349                         24473
                                                        23635                         24786
                                                        24044                         25223
                                                        24501                         25714
                                                        24231                         25442
                                                        25593                         26879
                                                        25809                         27115
12/03                                                   27152                         28536

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $27,152 ending value                       $28,536 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

               1 YEAR   5 YEAR   10 YEAR
---------------------------------------------
Index IA       28.13%   -1.02%   10.50%
---------------------------------------------
Index IB(5)    27.81%   -1.23%   10.25%
---------------------------------------------
S&P 500 Index  28.67%   -0.57%   11.06%
---------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JULIET MURPHY, CFA, CPA
Investment Officer

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Index HLS Fund, Class IA returned 28.13% for the 12 months ended December 31, 2003. The Fund outperformed the Lipper S&P 500 Index Objective VA-UF Average, which returned 28.01%, over the same period. The Fund underperformed the S&P 500 Index, which returned 28.67% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund posted returns of 28.13% in 2003, its first positive return after three years of double-digit negative returns. The Fund led the benchmark by 2 basis points, the result of a cash receipt to settle a class action suit, which was not included in the benchmark.

Only three months posted negative returns in 2003 -- January, February, and September. In the beginning of the year, the market reacted strongly to any news out of the Middle East. The threat of a war with Iraq was very real, and days of new releases regarding Iraq and weapons inspections were the days that suffered the greatest losses. We recovered a bit in March, with a slight positive return, and from there on, it was smooth sailing for the year. Volatility declined throughout the year, and market movements were mostly results of geopolitical and economic news, though the market was much less sensitive to such news than it had been during the first few months of the year. April and May were very strong, with positive news out of Iraq, which is to say that U.S. casualties were lower than expected and it seemed that we were making progress. The next three months were slower, as the number of casualties climbed, and we weren't seeing the progress we had seen during the first few months of the war. Add to this the plunging dollar and continued employment weakness, and it would make sense that the market would take a breather for a few months. The month of September was disappointing, with news of mutual fund scandals and poor economic numbers; we saw the negative returns for the first time in seven months. October was strong, though, with improvements in the employment situation and strong earnings. We finished the year on a high note, with the market closing at over 1100 on 12/29 -- the first time it closed over this level since May 2002.

During 2002, dips in the market had been viewed as investors running for cover. In 2003, however, such dips were viewed more as opportunities to buy, and it seemed that even the bad news didn't keep investors disinterested for long. After the unprecedented bull market of the late 1990s, and the following three-year decline, it seemed that investors were ready to get involved again. Mutual fund inflows have increased over the last several months, but they are nowhere near the levels they were in the late 1990s. We believe they will continue to increase as the employment situation improves.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Looking ahead, we have a tough act to follow, after the gains in the last year. Although the late 1990s posted back-to-back gains, we considered that period to be an aberration. The likelihood of another strong year in stocks is low, especially after reviewing the stock market over the past 100 years. As we know, historical data can't be used to predict the future, but it is food for thought. Another concern for 2004 is the possibility of downward earnings revisions by analysts. With the economy gaining strength, analysts have been raising estimates for several quarters, and they appear to be continuing with that trend. Recall the crucial role that earnings estimates and revisions played in 2001 and 2002, as the market was falling. Downward revisions sent the market into a tailspin during that period, and such revisions in 2004 could hit investor psyche especially hard. Another concern is interest rates. It seems likely that investors will start to worry about inflation in the near future, so it isn't unreasonable to assume that the 10-year treasury yields will migrate to the 5%-5.25% range. The declining U.S. dollar could prompt foreign investors to demand higher compensation (higher interest rates) to offset the currency risk, and these increases in yields could put pressure on equity valuations, causing the market to soften. In summary, we believe the first half of 2004 will show gains, but beyond that, there are some factors that could cause the market to pull back during the second half.

Hartford International Capital Appreciation HLS Fund  inception 4/30/2001

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                         INTERNATIONAL CAPITAL APPRECIATION IA           MSCI EAFE INDEX
                                                         -------------------------------------           ---------------
4/30/01                                                                10000                              10000
                                                                        9406                               9655
6/01                                                                    8978                               9264
                                                                        8834                               9096
                                                                        8353                               8868
                                                                        7351                               7971
                                                                        7710                               8175
                                                                        8359                               8477
12/01                                                                   8602                               8528
                                                                        8253                               8076
                                                                        8394                               8133
                                                                        8844                               8616
                                                                        8727                               8639
                                                                        8822                               8756
6/02                                                                    8407                               8411
                                                                        7654                               7582
                                                                        7563                               7566
                                                                        6678                               6756
                                                                        7229                               7120
                                                                        7823                               7443
12/02                                                                   7121                               7194
                                                                        7201                               6894
                                                                        7062                               6736
                                                                        6860                               6609
                                                                        7675                               7265
                                                                        8344                               7711
6/03                                                                    8574                               7902
                                                                        8864                               8095
                                                                        9242                               8292
                                                                        9272                               8549
                                                                       10059                               9082
                                                                       10185                               9286
12/03                                                                  10755                              10011

    --- INTERNATIONAL CAPITAL APPRECIATION IA  --- MSCI EAFE INDEX
        $10,000 starting value                     $10,000 starting value
        $10,755 ending value                       $10,011 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                       1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------
International Capital Appreciation IA  51.02%        2.76%
--------------------------------------------------------------------
International Capital Appreciation IB  50.65%        2.53%
--------------------------------------------------------------------
MSCI EAFE Index                        39.16%        0.04%
--------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
ANDREW S. OFFIT
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Capital Appreciation HLS Fund, Class IA returned 51.02% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper International VA-UF Average, which returned 35.41% and the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index, which returned 39.16% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

In spite of strong international equity markets characterized by sector rotation swings, the Fund was still able to outperform by continuing to own true growth stocks that had improving fundamentals or favorable prospects. In general, non-U.S. equity markets continued their second quarter rally through the end of the year, returning 39% as measured by the EAFE Index in U.S. dollars. However, a significant component of this return can be attributed to the continued weakening of the U.S. dollar against most major currencies as the EAFE return measured in local currency was only 21%. In U.S. dollar-terms, Emerging Markets and Pacific Basin ex Japan equities were particularly strong, returning 56% and 47%, respectively, while Japan and developed Europe were almost as impressive, rising 36% and 39%, respectively, during the period. Within the MSCI EAFE benchmark, information technology, financials, materials, and industrials were the highest returning sectors. Consumer staples, typically a more defensive sector, were the worst performer, returning 22%.

There were several factors that contributed to our outperformance during this period. The Fund significantly benefited from the combination of an overweight position and superior stock selection within information technology. The three largest contributors to absolute returns were all from this sector: Alcatel S.A. (communications, France), the French communications and equipment company; Nortel Networks Corp. (communications, Canada), the Canadian communications and equipment company; and Yahoo Japan, Inc. (software & services, Japan), the Japanese internet and software company. While we do not manage the Fund by country weights but, instead, focus mainly on sector and stock weights, countries and regions played a part in our outperformance for the period. Country allocation, a fall out of our stock selection, proved to be a significant positive to returns. Our significant exposure to Emerging Markets names, which were not held by our index, helped us outperform the index. Only slightly offsetting the Fund's strong results was our underweight position within financials, which performed well during the year. The names that were the greatest detractors during the period included Japanese specialty retailer, Fast Retailing, Inc. (retail, Japan), UK commercial services firm, Capita Group PLC (business services, United Kingdom), and Swiss capital goods firm, ABB Ltd. (machinery, Switzerland). Capita Group PLC and ABB Ltd. were sold from the fund, while we continue to believe in the Fast Retailing, Inc. investment thesis.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Our outlook remains positive and we continue to be positioned for economic growth. We are focused on companies that have improving prospects or better-than-expected fundamentals. For many of the companies we follow, time is on their side. With each passing quarter, business conditions slowly improve and comparisons get easier.

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                            INTERNATIONAL OPPORTUNITIES    MSCI AC WORLD FREE EX US
                                                        IA                           INDEX
                                            ---------------------------    ------------------------
12/31/93                                              10000                     10000
                                                      10395                     10822
                                                      10033                     10740
                                                       9576                     10249
                                                       9795                     10597
                                                       9837                     10600
                                                       9772                     10675
                                                      10016                     10849
                                                      10394                     11214
                                                      10040                     10936
                                                      10314                     11230
                                                       9850                     10688
12/94                                                  9806                     10663
                                                       9426                     10180
                                                       9376                     10124
                                                       9776                     10696
                                                      10040                     11113
                                                      10175                     11064
                                                      10170                     10911
                                                      10725                     11530
                                                      10501                     11131
                                                      10602                     11321
                                                      10585                     11018
                                                      10822                     11277
12/95                                                 11172                     11723
                                                      11457                     11884
                                                      11552                     11884
                                                      11721                     12106
                                                      12158                     12473
                                                      12056                     12286
                                                      12049                     12348
                                                      11626                     11938
                                                      11707                     12008
                                                      11894                     12306
                                                      11884                     12182
                                                      12484                     12652
12/96                                                 12617                     12506
                                                      12490                     12276
                                                      12543                     12501
                                                      12555                     12475
                                                      12477                     12580
                                                      13295                     13357
                                                      13913                     14094
                                                      14324                     14380
                                                      13271                     13249
                                                      13994                     13965
                                                      12935                     12776
                                                      12731                     12616
12/97                                                 12660                     12761
                                                      12807                     13143
                                                      13673                     14020
                                                      14324                     14505
                                                      14654                     14608
                                                      14753                     14344
                                                      14778                     14290
                                                      14934                     14425
                                                      12757                     12391
                                                      12268                     12129
                                                      13167                     13400
                                                      13932                     14120
12/98                                                 14326                     14606
                                                      14739                     14591
                                                      14385                     14264
                                                      15205                     14953
                                                      15786                     15701
                                                      15132                     14963
                                                      15873                     15651
                                                      16280                     16018
                                                      16304                     16073
                                                      16401                     16182
                                                      16950                     16785
                                                      17921                     17456
12/99                                                 20035                     19121
                                                      18910                     18083
                                                      20283                     18572
                                                      20098                     19270
                                                      18990                     18195
                                                      18193                     17729
                                                      18902                     18484
                                                      18319                     17755
                                                      18568                     17974
                                                      17606                     16977
                                                      16762                     16438
                                                      16005                     15700
12/00                                                 16609                     16236
                                                      16708                     16480
                                                      15369                     15175
                                                      14278                     14102
                                                      15346                     15062
                                                      14751                     14646
                                                      14282                     14084
                                                      13969                     13771
                                                      13581                     13429
                                                      12149                     12004
                                                      12472                     12340
                                                      13214                     12905
12/01                                                 13498                     13071
                                                      12893                     12511
                                                      12932                     12601
                                                      13652                     13338
                                                      13590                     13372
                                                      13755                     13518
                                                      13152                     12934
                                                      11815                     11673
                                                      11679                     11674
                                                      10297                     10436
                                                      11061                     10996
                                                      11580                     11525
12/02                                                 11077                     11153
                                                      10591                     10761
                                                      10285                     10543
                                                      10075                     10338
                                                      11001                     11335
                                                      11634                     12057
                                                      11823                     12390
                                                      12167                     12720
                                                      12615                     13099
                                                      12721                     13466
                                                      13482                     14339
                                                      13760                     14651
12/03                                                 14744                     15770

    --- INTERNATIONAL OPPORTUNITIES IA         --- MSCI AC WORLD FREE EX US INDEX
        $10,000 starting value                     $10,000 starting value
        $14,744 ending value                       $15,770 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------------
International Opportunities IA  33.10%    0.58%    3.96%
--------------------------------------------------------------
International Opportunities
  IB(4)                         32.76%    0.37%    3.73%
--------------------------------------------------------------
MSCI AC World Free ex US Index  41.40%    1.54%    4.66%
--------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
TROND SKRAMSTAD
Senior Vice President, Partner,
Director of International Equities
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund, Class IA returned 33.10% for the 12 months ended December 31, 2003. The Fund underperformed both the Lipper International VA-UF Average, which returned 35.41% and the Morgan Stanley Capital International (MSCI) All-Country World Free ex US Index, which returned 41.40% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The global recovery is here. International equity markets climbed strongly over the past twelve months. As measured by the MSCI regional indices, Japan outperformed Pac Basin ex-Japan and Europe in local currency terms during the year. However, in USD terms, MSCI Pac Basin ex-Japan strongly outperformed both Europe and Japan, helped by the appreciation of the Australian currency versus the dollar.

The Fund's underperformance versus the Index can be linked to three main drivers. First, our holdings within the consumer discretionary and telecommunications services sectors, while recording strong double-digit returns for the year, lagged the returns of those sectors in the Index. Second, our overweight allocation to the defensive health care sector detracted from relative returns, as the market reflected a more risk-seeking environment benefiting more economically or financially levered cyclicals. The third factor was that the average cap size of our holdings was higher than that of the index, which hurt our relative performance as small and mid cap securities dramatically outpaced larger caps.

During the year, the Fund recorded strong absolute returns. Financials sector holdings were a primary driver of Fund returns, led by significant contributor National Bank of Canada (banks). Information technology sector holdings also contributed strongly to Fund returns. After a prolonged slump, global semiconductor sales have improved markedly thanks to higher average selling prices and increased demand from wireless handsets. Consequently, top contributing stocks within the sector included ASML Holding N.V. (machinery) and Nokia Corp. (communications). The top contributor to Fund returns overall was Vodafone Group PLC (communications).

WHAT IS YOUR OUTLOOK AND STRATEGY?

While equity markets have priced in significant economic growth already, we believe that conditions are ripe for expansion to continue into the first half of 2004, with the growth picture continuing to be bolstered by the massive fiscal and monetary stimulus enacted by governments and central banks around the globe over the last several years. China has positively impacted the world's economic growth this year, helping drive global demand for both raw materials and capital goods. The rest of Asia ex-Japan finds itself at the end of a multi-year adjustment process and is poised to move ahead once again, as the region no longer relies upon the U.S. as its main growth driver. Instead, the Asian consumer is becoming an increasingly important engine of growth. The Japanese recovery appears to be legitimate as corporations have lowered their debt and overcapacity and can now focus on product leadership. We have sold several of our defensive holdings and shifted into companies with greater operational gearing. Europe lagged but is expected to make up ground in 2004. The economic impact of the appreciating euro has adversely slowed growth, but monetary and fiscal stimulus should help drive a cyclical economic upturn. As we move forward into 2004, we are likely to take profits in some of the more economically or financially levered cyclicals that have already performed well. On the other hand, we would look to add those stocks that have either lagged or have not discounted a recovery in earnings to more normal levels.

Hartford International Small Company HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                   ADVISERS IA             S&P 500 INDEX
                                                   -----------             -------------
4/30/01                                                 10000                 10000
                                                        10356                 10051
6/01                                                     9781                  9730
                                                         9610                  9365
                                                         9631                  9388
                                                         8374                  8233
                                                         8926                  8554
                                                         9559                  8875
12/01                                                    9402                  8758
                                                         9241                  8585
                                                         9229                  8792
                                                         9643                  9305
                                                        10043                  9565
                                                        10328                  9980
6/02                                                    10222                  9671
                                                         9621                  9000
                                                         9384                  8917
                                                         8412                  8188
                                                         8487                  8117
                                                         8750                  8408
12/02                                                    8924                  8345
                                                         8673                  8223
                                                         8635                  8207
                                                         8611                  8157
                                                         9629                  8834
                                                        10403                  9576
6/03                                                    10562                 10030
                                                        11039                 10357
                                                        11564                 11015
                                                        12315                 11642
                                                        13064                 12443
                                                        13114                 12432
12/03                                                   13719                 13194

    --- INTERNATIONAL SMALL COMPANY IA         --- CITIGROUP BROAD MARKET
        $10,000 starting value                     G$2B EURO-PACIFIC INDEX
        $13,719 ending value                       $10,000 starting value
                                                   $13,194 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                1 YEAR   SINCE INCEPTION
-------------------------------------------------------------
International Small Company IA  53.73%       12.57%
-------------------------------------------------------------
International Small Company IB  53.35%       12.32%
-------------------------------------------------------------
Citigroup Broad Market G$2b
  Euro-Pacific Index            58.10%       10.93%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
EDWARD L. MAKIN
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Small Company HLS Fund, Class IA returned 53.73% for the 12 months ended December 31, 2003. The Fund outperformed the Lipper International VA-UF Average, which returned 35.41% over the same period. The Fund underperformed the Citigroup Broad Market Less Than $2 billion Euro-Pacific Index, which returned 58.10% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year 2003 was a strong year of recovery in the equity markets worldwide. Liquidity has increased significantly as investors have returned to the equity markets in search of better returns, given historically low yields on bonds and cash. The corporate sector has been reporting profits in line with or ahead of market expectations. In general, 2003 was a great year for the smallest-cap ranges in the market, and the higher-beta stocks saw the strongest recovery, albeit from oversold levels.

Relative to its benchmark, performance for the Fund was impacted by relatively weak stock selection within health care, consumer staples and telecommunications services sectors. This was partially offset by relatively strong stock selection within the information technology, consumer discretionary and financials sectors. From a country-specific standpoint, the Fund's strong stock selection in the United Kingdom, Finland, and Germany offset weaker security selection in Japan. The broad-based recovery in the Japanese market occurred without regard to balance sheet quality and the competitive positioning of companies. Conversely, within the Fund, we stuck to our quality criteria.

The industrials and consumer discretionary sectors had the greatest impact on the Fund's strong absolute returns. Within the consumer discretionary sector, the media industry in particular was a strong driver. During the period, we took profits on a number of media names that enjoyed a good bounce but we still maintain a large exposure to this area. For the overall Fund, the top three contributing stocks to performance were TPI Corp. (communications, U.S.), and commercial banks Koram (banks, Korea) and Banco Popolare di Milano (banks, Italy). We did not hold Koram at the end of the period. The three biggest detractors from Fund returns were our holdings in Netherlands-based food company Koninklijke Numico N.V. (food, beverage & tobacco, Netherlands); Japanese health care provider BML, Inc. (research & testing facilities, Japan); and Logica PLC (electronics, United Kingdom), an information technology services company located in the United Kingdom. We have eliminated our positions in these three detractors.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Valuations are reasonable (though not as low as they were in March) and the macro outlook is benign. While some sectors such as technology and commodities appear to be fully valued, as do some markets such as Hong Kong, Australia, and the UK, we continue to find attractive ideas elsewhere in the global markets. Going forward, considerable uncertainty remains as to the long-term impact of currency movements on the real global economy and the role in international trade. Europe appears likely to continue to lag, but already we see some signs that the economy outside of manufacturing is expanding and the manufacturing sector is expected to follow soon. Japan seems close to completing the downsizing, post-bubble write-downs and restructurings it needs to re-enter global markets as a long-term contender.

Following exceptional weakness in the U.S. dollar relative to other trading partners over the last two to three years, we started a currency hedging strategy forward twelve months at the end of December. In terms of sectors, we continue to have a large overweight bet in health care, as we believe this group will show continued above-market growth. In addition, we are overweight consumer staples and consumer discretionary and underweight investment technology and industrials. Regionally, we retain a neutral position relative to the benchmark, inline with our long-term goal.

Hartford MidCap HLS Fund inception 7/14/1997
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 7/14/97 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                        MIDCAP IA                S&P MIDCAP 400 INDEX
                                                        ---------                --------------------
7/14/97                                                   10000                          10000
                                                          10337                          10465
                                                          10248                          10453
                                                          10952                          11053
                                                          10517                          10573
                                                          10936                          10730
12/97                                                     11381                          11146
                                                          11126                          10934
                                                          12262                          11839
                                                          12881                          12373
                                                          13202                          12598
                                                          12728                          12032
                                                          13389                          12108
                                                          13183                          11639
                                                          10612                           9474
                                                          11227                          10358
                                                          12180                          11283
                                                          12953                          11846
12/98                                                     14406                          13276
                                                          14746                          12759
                                                          14103                          12092
                                                          15300                          12430
                                                          16516                          13409
                                                          16690                          13468
                                                          17874                          14190
                                                          17362                          13888
                                                          17133                          13412
                                                          16759                          12998
                                                          17736                          13661
                                                          18731                          14378
12/99                                                     21869                          15232
                                                          21856                          14802
                                                          25333                          15839
                                                          26893                          17163
                                                          25310                          16563
                                                          23972                          16358
                                                          26354                          16598
                                                          26568                          16860
                                                          29507                          18742
                                                          29124                          18615
                                                          28792                          17983
                                                          25456                          16627
12/00                                                     27427                          17898
                                                          27844                          18297
                                                          26249                          17254
                                                          24036                          15972
                                                          26311                          17734
                                                          26757                          18147
                                                          26693                          18075
                                                          26158                          17805
                                                          24951                          17223
                                                          22032                          15081
                                                          23455                          15749
                                                          25405                          16921
12/01                                                     26435                          17794
                                                          25983                          17703
                                                          26157                          17724
                                                          27610                          18991
                                                          27277                          18903
                                                          27441                          18584
                                                          25748                          17224
                                                          23072                          15553
                                                          22947                          15632
                                                          20977                          14372
                                                          22090                          14995
                                                          24190                          15863
12/02                                                     22676                          15211
                                                          22365                          14767
                                                          22144                          14415
                                                          22311                          14537
                                                          24211                          15592
                                                          26307                          16884
                                                          26468                          17100
                                                          26779                          17706
                                                          28015                          18510
                                                          27462                          18226
                                                          29849                          19586
                                                          30391                          20268
12/03                                                     31218                          20610

    --- MIDCAP IA                              --- S&P MIDCAP 400 INDEX
        $10,000 starting value                     $10,000 starting value
        $31,218 ending value                       $20,610 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                      1 YEAR   5 YEAR   SINCE INCEPTION
------------------------------------------------------------
MidCap IA             37.67%   16.73%       19.24%
------------------------------------------------------------
MidCap IB(5)          37.33%   16.48%       18.98%
------------------------------------------------------------
S&P MidCap 400 Index  35.62%    9.22%       11.85%
------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
PHILLIP H. PERELMUTER, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford MidCap HLS Fund, Class IA returned 37.67% for the 12 months ended December 31, 2003. The Fund outperformed both the S&P MidCap 400 Index, which returned 35.62%, and the Lipper Mid Cap Core VA-UF Average, which returned 35.05% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. equity market rallied broadly during the period as a global recovery took shape fueled by an accommodative mix of post-war relief, fiscal stimulus, and favorable monetary policy. Following the shape of a classic cyclical rally, small caps outperformed followed by mid-caps and then large-caps.

The Fund's outperformance relative to the index can be largely attributed to strong stock selection among financials and telecommunications names combined with generally favorable sector allocation across the portfolio. We did stumble a bit in terms of stock selection within the consumer staples and consumer discretionary sectors as a handful of our holdings reported disappointing earnings, thereby detracting from our index-relative results. The benefits from our low exposure to the three worst performing sectors in the index (consumer staples, energy, and materials) and high health care exposure were only partially offset by our underweight to technology, the best performing sector during the period.

In terms of individual companies, Countrywide Credit Industries, Inc. (banks), American Tower Corp., Class A (communications), and Millennium Pharmaceuticals (health services) were the three securities that contributed the most to portfolio performance on an absolute basis. American Tower Corp., Class A was finally able to lay liquidity concerns to rest with the refinancing of their balance sheet while their core operations continued to deliver solid results. Countrywide Credit Industries, Inc. rose as investors began to recognize the value of the company's large servicing portfolio. Millennium Pharmaceuticals benefited from a resurgence of optimism in biotechnology following evidence that new drug approvals from the FDA may be accelerating under new leadership.

The securities that detracted the most from performance during the period were Pepsi Bottling Group, Inc. (food, beverage & tobacco), Newell Rubbermaid (consumer durables), and MGM Mirage, Inc. (hotels & gaming). We have sold all three of these positions from the portfolio.

WHAT IS YOUR OUTLOOK AND STRATEGY?

As of year-end 2003, investor optimism surrounding the economy and the equity markets had started to consolidate. Tax cuts, a weaker dollar, sustained productivity gains, and healthier balance sheets all bode well for corporate profits. As the economy continues to stabilize, we will look for improved corporate spending and employment trends as key gauges to determine the sustainability of the domestic recovery. At this juncture, we believe a sustainable up-trend will in fact unfold and support growth in 2004.

Hartford MidCap Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                      MIDCAP VALUE IA                RUSSELL 2500 VALUE INDEX
                                                                      ---------------                ------------------------
4/30/01                                                                    10000                               10000
                                                                           10092                               10307
6/01                                                                       10139                               10406
                                                                            9950                               10337
                                                                            9640                               10248
                                                                            8234                                9111
                                                                            8476                                9306
                                                                            9208                               10022
12/01                                                                       9959                               10593
                                                                           10012                               10690
                                                                           10207                               10823
                                                                           10776                               11493
                                                                           10790                               11690
                                                                           10597                               11498
6/02                                                                       10032                               11092
                                                                            8968                                9809
                                                                            8972                                9862
                                                                            8014                                9055
                                                                            8404                                9184
                                                                            9100                                9854
12/02                                                                       8663                                9546
                                                                            8472                                9258
                                                                            8271                                9030
                                                                            8229                                9091
                                                                            9000                                9915
                                                                            9831                               10832
6/03                                                                        9936                               11026
                                                                           10296                               11505
                                                                           10798                               11968
                                                                           10749                               11883
                                                                           11472                               12791
                                                                           11880                               13313
12/03                                                                      12413                               13836

    --- MIDCAP VALUE IA                        --- RUSSELL 2500 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $12,413 ending value                       $13,836 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                          1 YEAR   SINCE INCEPTION
-------------------------------------------------------
MidCap Value IA           43.29%        8.43%
-------------------------------------------------------
MidCap Value IB           42.93%        8.19%
-------------------------------------------------------
Russell 2500 Value Index  44.93%       12.92%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JAMES N. MORDY
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford MidCap Value HLS Fund, Class IA returned 43.29% for the 12 months ended December 31, 2003. The Fund outperformed the Lipper Mid Cap Value VA-UF Average, which returned 35.83% over the same period. The Fund underperformed the Russell 2500 Value Index, which returned 44.93% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The overriding theme in the equity markets over the past twelve months was that investors once again became comfortable owning stocks with inherently greater levels of either business or financial risk. There were many factors behind this, including increased confidence in the economic recovery, improved corporate governance and accounting scrutiny, a narrowing of credit spreads, and a recognition that valuation disparity between "safer" stocks and "riskier" stocks had grown too large during the preceding year. The Fund's performance benefited from this trend as we have never been shy about taking on a manageable degree of business risk with our stocks as long as we feel we are getting more than compensated for it in the prices we pay. During the period, small caps outperformed mid caps, which in turn did better than large caps. As the Fund has a somewhat higher average market cap than the benchmark, this latter trend worked against our relative performance.

The Fund's modest underperformance relative to the market benchmark can be largely attributed to weak relative stock selection within the materials and health care sectors. AK Steel Corp. (metals, minerals & mining) and Cambrex Corp. (chemicals) were two materials names that performed poorly. The Fund was also hindered by our overweight to the energy sector, which lagged most other sectors in the benchmark. Offsetting this weakness was exceptional stock picking within the consumer discretionary sector, as Harman International, Inc. (media & entertainment), UnitedGlobalCom, Inc., Class A (business services) and Foot Locker, Inc. (retail) were among our top contributors. Our overweight and strong relative security selection within the technology sector, the best performing area during the year, also boosted our relative performance. Also contributing handsomely to results was our underweight to financials and utilities as these two sectors lagged the index.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The Fund is positioned to benefit from the improved manufacturing environment with our overweights in materials and industrials. We have reduced our exposure to technology and consumer discretionary, where valuations have become stretched in our judgment. In addition, we believe that the declining dollar and the lengthening economic recovery are both trends which favor outperformance by large caps in 2004, thus we could see our market cap bias begin to work in our favor going forward. Given the broad advance of stocks in 2003, it is more challenging to identify significantly overlooked pockets of value within the market, though we do continue to find selective opportunities in stocks that are either misunderstood or whose turnaround prospects are not appreciated. We have stuck to our value discipline, which is to invest in stocks with reasonable growth prospects that sell at significant discounts.

Hartford Mortgage Securities HLS Fund inception 1/1/1985
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                              LEHMAN MORTGAGE BACKED
                                                 MORTGAGE SECURITIES IA          SECURITIES INDEX
                                                 ----------------------       ----------------------
12/31/93                                                 10000                        10000
                                                         10062                        10099
                                                          9991                        10029
                                                          9787                         9768
                                                          9757                         9696
                                                          9771                         9734
                                                          9729                         9713
                                                          9903                         9907
                                                          9917                         9939
                                                          9820                         9797
                                                          9801                         9792
                                                          9754                         9761
12/94                                                     9839                         9839
                                                         10037                        10049
                                                         10270                        10306
                                                         10327                        10354
                                                         10456                        10502
                                                         10799                        10833
                                                         10867                        10895
                                                         10862                        10913
                                                         10973                        11026
                                                         11060                        11123
                                                         11174                        11222
                                                         11298                        11350
12/95                                                    11430                        11492
                                                         11511                        11579
                                                         11415                        11483
                                                         11363                        11441
                                                         11331                        11409
                                                         11293                        11375
                                                         11431                        11532
                                                         11469                        11574
                                                         11484                        11574
                                                         11665                        11768
                                                         11892                        11999
                                                         12069                        12171
12/96                                                    12009                        12107
                                                         12085                        12197
                                                         12115                        12238
                                                         12012                        12122
                                                         12198                        12316
                                                         12306                        12436
                                                         12440                        12581
                                                         12678                        12818
                                                         12649                        12788
                                                         12805                        12950
                                                         12943                        13094
                                                         12977                        13136
12/97                                                    13092                        13256
                                                         13222                        13388
                                                         13240                        13416
                                                         13291                        13473
                                                         13365                        13550
                                                         13468                        13640
                                                         13530                        13705
                                                         13602                        13774
                                                         13740                        13899
                                                         13887                        14067
                                                         13855                        14049
                                                         13921                        14119
12/98                                                    13971                        14179
                                                         14057                        14280
                                                         14012                        14223
                                                         14100                        14319
                                                         14161                        14385
                                                         14064                        14304
                                                         14002                        14254
                                                         13931                        14157
                                                         13944                        14157
                                                         14149                        14387
                                                         14202                        14469
                                                         14217                        14477
12/99                                                    14183                        14442
                                                         14090                        14317
                                                         14229                        14483
                                                         14367                        14641
                                                         14373                        14651
                                                         14395                        14658
                                                         14659                        14971
                                                         14746                        15067
                                                         14948                        15296
                                                         15089                        15454
                                                         15176                        15565
                                                         15424                        15799
12/00                                                    15642                        16054
                                                         15861                        16304
                                                         15956                        16397
                                                         16051                        16492
                                                         16045                        16515
                                                         16120                        16625
                                                         16147                        16660
                                                         16431                        16956
                                                         16552                        17106
                                                         16765                        17362
                                                         16985                        17602
                                                         16869                        17439
12/01                                                    16814                        17373
                                                         16954                        17534
                                                         17108                        17734
                                                         16943                        17546
                                                         17244                        17878
                                                         17356                        18008
                                                         17473                        18157
                                                         17686                        18364
                                                         17839                        18509
                                                         17995                        18640
                                                         18017                        18711
                                                         18018                        18698
12/02                                                    18185                        18893
                                                         18255                        18939
                                                         18355                        19066
                                                         18344                        19068
                                                         18413                        19147
                                                         18454                        19163
                                                         18459                        19193
                                                         18082                        18834
                                                         18204                        18968
                                                         18465                        19290
                                                         18415                        19223
                                                         18467                        19263
12/03                                                    18602                        19469

    --- MORTGAGE SECURITIES IA    --- LEHMAN MORTGAGE BACKED SECURITIES INDEX
        $10,000 starting value        $10,000 starting value
        $18,602 ending value          $19,469 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                        1 YEAR   5 YEAR   10 YEAR
------------------------------------------------------
Mortgage Securities IA  2.29%    5.89%     6.40%
------------------------------------------------------
Mortgage Securities
  IB(5)                 2.03%    5.64%     6.15%
------------------------------------------------------
Lehman Mortgage Backed
  Securities Index      3.05%    6.55%     6.89%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

PETER PERROTTI
Senior Vice President
RUSSELL REGENAUER
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Mortgage Securities HLS Fund, Class IA returned 2.29% for the 12 months ended December 31, 2003. The Fund outperformed the Lipper U.S. Mortgage VA-UF Average, which returned 2.14% over the same period. The Fund underperformed the Lehman Brothers Mortgage-Backed Securities Index, which returned 3.05% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

For most of the year, the Fund's performance suffered as mortgage-backed securities experienced significant interest rate sensitivity. As the economic recovery appeared to be taking hold at the beginning of the third quarter, treasury rates started to move upward, which slowed the pace of refinancing. The slowdown in principal flow to bondholders caused mortgage-backed securities to become more price sensitive to changes in interest rates. This occurred just as rates were beginning to rise, forcing large mortgage investors to sell securities and putting more pressure on rates, causing them to rise even further. Even though refinancing slowed and yields of mortgage-backed securities increased, the increased price sensitivity resulted in mortgages under performing.

The Fund was overweight in lower coupon mortgages all year. For the second half of the year, 30 year mortgages dominated. At the same time, we began increasing the Fund's exposure to floating rate asset-backed securities and commercial mortgage-backed securities to balance the duration of these securities. This combination helped to mitigate the overall prepayment risk of the Fund, while taking advantage of the higher yields available in the mortgage-backed securities market. During the last quarter of the year, however, any diversification away from the mortgage sector put a drag on the Fund's return due to the strong performance of the mortgage index.

The Lehman Brothers Mortgage Index outperformed comparable duration treasuries by over three-quarters of 1% in the last quarter of the year. For the year as a whole, however, the Index performed in line with comparable duration treasuries. The Mortgage Bankers Association Refinancing Index continued to drop, pointing to prepayments slowing further. Investor demand, especially from banks, was robust to take advantage of the improving yields and cheap financing due to low short-term rates.

WHAT IS YOUR OUTLOOK AND STRATEGY?

During the final quarter of 2003, economic data continued to signal a stronger economy. The employment picture continued to improve as Initial Jobless Claims trended lower. The manufacturing side showed significant strength as the Institute for Supply Management Index hit the highest level in 20 years. Corporations also showed a significant upturn in profits, and the equity markets ended with a strong fourth quarter to post the first positive return in 4 years. Inflation remains very subdued with both capacity utilization and the unemployment rate at levels indicating still a large amount of slack in the economy.

Although the job market remains much softer than most would like, there is a good economic base building. With inventory levels low and business spending starting to pickup, there is growing pressure to start hiring. However, with continued low headline inflation and short rates being held at their level, it is unlikely that rates will rise materially in the near term.

The mortgage market is fully priced for the current environment. If rates remain range bound, however, the extra yield provided by the sector will continue to generate excess performance. The Fund will maintain its holdings in asset-backed securities and commercial mortgage-backed securities, which offer good total return potential.

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 8/9/96 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                    SMALL COMPANY IA            RUSSELL 2000 GROWTH INDEX
                                                    ----------------            -------------------------
8/9/96                                                  10000                            10000
                                                        10235                            10231
                                                        10824                            10758
                                                        10489                            10294
                                                        10748                            10580
12/96                                                   10715                            10786
                                                        10746                            11056
                                                        10551                            10388
                                                         9995                             9655
                                                        10088                             9543
                                                        11180                            10978
                                                        11837                            11350
                                                        12344                            11931
                                                        12618                            12290
                                                        13849                            13270
                                                        13000                            12473
                                                        12776                            12176
12/97                                                   12684                            12183
                                                        12278                            12020
                                                        13679                            13081
                                                        14252                            13630
                                                        14393                            13714
                                                        13644                            12717
12/98                                                   13812                            12847
                                                        13320                            11774
                                                        10141                             9056
                                                        11089                             9975
                                                        11903                            10495
                                                        12687                            11309
                                                        14158                            12332
                                                        14855                            12887
                                                        13262                            11708
                                                        14418                            12125
                                                        15618                            13196
                                                        15939                            13217
                                                        17278                            13913
                                                        17252                            13483
                                                        16888                            12979
                                                        17273                            13229
                                                        17855                            13568
                                                        19799                            15002
12/99                                                   23479                            17647
                                                        22718                            17482
                                                        26757                            21550
                                                        26280                            19285
                                                        23954                            17338
                                                        21282                            15820
                                                        24332                            17863
                                                        22311                            16332
                                                        24101                            18050
                                                        23057                            17153
                                                        21645                            15761
                                                        18988                            12899
12/00                                                   20398                            13689
                                                        19545                            14797
                                                        17404                            12768
                                                        15919                            11608
                                                        18101                            13029
                                                        17880                            13330
                                                        18168                            13694
                                                        17203                            12526
                                                        16487                            11743
                                                        13882                             9849
                                                        15019                            10796
                                                        16466                            11697
                                                        17355                            12425
12/01                                                   17078                            11983
                                                        16291                            11208
                                                        17512                            12182
                                                        17082                            11918
                                                        16417                            11222
                                                        15303                            10270
                                                        12822                             8691
                                                        12568                             8687
                                                        12055                             8060
                                                        12494                             8468
                                                        13268                             9307
12/02                                                   12109                             8665
                                                        11795                             8429
                                                        11581                             8204
                                                        11986                             8328
                                                        13251                             9116
                                                        14712                            10143
                                                        15179                            10339
                                                        16255                            11120
                                                        17061                            11718
                                                        16466                            11421
                                                        18004                            12408
                                                        18517                            12812
12/03                                                   18874                            12870

    --- SMALL COMPANY IA                       --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $18,874 ending value                       $12,870 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                           1 YEAR   5 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
Small Company IA           55.87%    5.92%        8.97%
-----------------------------------------------------------------
Small Company IB(4)        55.48%    5.70%        8.74%
-----------------------------------------------------------------
Russell 2000 Growth Index  48.53%    0.86%        3.47%
-----------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
STEVEN C. ANGELI, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund, Class IA returned 55.87% for the 12 months ended December 31, 2003. The Fund outperformed both the Russell 2000 Growth Index, which returned 48.53%, and the Lipper Small Cap Core VA-UF Average, which returned 41.42% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year 2003 was marked by a spectacular, if somewhat speculative, small cap growth cycle. Small cap growth stocks "rose from the ashes" to the top of the performance charts. This rise of small cap growth stocks fits well with historic patterns, as the market again anticipated a strong recovery in the economy -- and the resulting dramatic impact on small company fundamentals was swiftly discounted in stock prices. All ten sectors of the Russell 2000 Growth Index posted double-digit positive returns for the period, with telecommunications and technology leading the way.

The Fund's strong outperformance was driven primarily by excellent stock selection and to a lesser extent by favorable sector allocation decisions. Security selection was additive in all but two sectors, with telecommunications and consumer discretionary leading the way. Within the technology sector, our strategy of re-allocating funds into companies with more leverage to a semiconductor upturn paid off handsomely as stocks like ASE Test Ltd. (electronics) and Micro Semiconductor (electronics) experienced triple digit appreciation. Unable to find reasonable values amid the speculative tech frenzy, we remained underweight to the sector throughout much of the year, which detracted marginally from our index-relative results.

The top contributors to absolute returns were American Tower Corp., Class A (communications), Red Hat, Inc. (software & services), and eResearch Technology, Inc. (software & services). After the carnage of the telecom boom and bust, American Tower Corp., Class A remains a dominant leader that is de-leveraging its balance sheet with free cash flow while still growing its core business. Three significant detractors from returns were NDC Health Corp. (health services), Pinnacle West Capital Corp. (utilities), and AGCO Corp. (machinery). All three have been eliminated from the Fund.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The recovering U.S. economy is shifting into high gear, as manufacturing activity approaches 20-year highs, consumer spending remains brisk, jobless claims are falling, and overall confidence is strong. Going forward, we foresee a synchronized global rebound, driven by industrial and general business strength, tempered by a peaking consumer.

The Fund is positioned to benefit from a recovery in the industrial and general business-to-business sectors of the economy. We remain overweight industrials, telecom and consumer discretionary and underweight financials and technology. Similar to other economic recoveries, small companies are once again leading the way with accelerating fundamentals.

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/2/94 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                   SMALLCAP GROWTH IA          RUSSELL 2000 GROWTH INDEX
                                                   ------------------          -------------------------
5/2/94                                                  10000                           10000
                                                         9563                            9777
                                                         9133                            9356
                                                         9123                            9489
                                                         9495                           10186
                                                         9683                           10230
                                                         9884                           10340
                                                         9639                            9921
12/94                                                    9811                           10156
                                                         9728                            9950
                                                        10134                           10409
                                                        10194                           10713
                                                        10426                           10875
                                                        10428                           11017
                                                        11352                           11776
                                                        12385                           12694
                                                        12445                           12850
                                                        12944                           13115
                                                        12547                           12470
                                                        12885                           13020
12/95                                                   12743                           13309
                                                        12585                           13199
                                                        13302                           13801
                                                        13687                           14073
                                                        14871                           15154
                                                        15584                           15931
                                                        14722                           14896
                                                        13391                           13077
                                                        14379                           14046
                                                        15401                           14769
                                                        14238                           14132
                                                        14220                           14525
12/96                                                   13718                           14808
                                                        13566                           15178
                                                        12032                           14261
                                                        11092                           13255
                                                        10770                           13101
                                                        12590                           15071
                                                        12960                           15582
                                                        13671                           16380
                                                        13351                           16872
                                                        14238                           18218
                                                        13617                           17124
                                                        13588                           16715
12/97                                                   13913                           16725
                                                        13638                           16502
                                                        15115                           17959
                                                        16088                           18712
                                                        16047                           18827
                                                        15217                           17459
                                                        15815                           17637
                                                        14649                           16164
                                                        11631                           12433
                                                        12360                           13694
                                                        13212                           14408
                                                        14843                           15525
12/98                                                   16858                           16930
                                                        18083                           17692
                                                        15821                           16074
                                                        17032                           16646
                                                        17672                           18116
                                                        17836                           18145
                                                        20197                           19101
                                                        20569                           18510
                                                        21032                           17818
                                                        21949                           18161
                                                        25085                           18627
                                                        28104                           20596
12/99                                                   35277                           24226
                                                        35819                           24001
                                                        49549                           29585
                                                        44718                           26475
                                                        37442                           23802
                                                        32117                           21718
                                                        39523                           24523
                                                        36612                           22422
                                                        43826                           24780
                                                        41345                           23549
                                                        37598                           21637
                                                        27070                           17709
12/00                                                   29958                           18792
                                                        30427                           20313
                                                        24939                           17529
                                                        22433                           15935
                                                        24613                           17886
                                                        24612                           18300
                                                        25555                           18800
                                                        23720                           17196
                                                        22184                           16122
                                                        18100                           13520
                                                        19935                           14821
                                                        22175                           16058
12/01                                                   23913                           17058
                                                        23153                           16451
                                                        21877                           15387
                                                        24138                           16724
                                                        23124                           16362
                                                        21506                           15405
                                                        19507                           14099
                                                        16869                           11932
                                                        16825                           11926
                                                        15436                           11065
                                                        16643                           11625
                                                        18460                           12777
12/02                                                   17018                           11895
                                                        16467                           11572
                                                        15732                           11263
                                                        15937                           11433
                                                        17412                           12515
                                                        19454                           13926
                                                        19962                           14194
                                                        21323                           15267
                                                        22797                           16087
                                                        22817                           15680
                                                        24544                           17035
                                                        25173                           17590
12/03                                                   25537                           17669

    --- SMALLCAP GROWTH IA                     --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $25,537 ending value                       $17,669 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                           1 YEAR   5 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
SmallCap Growth IA         50.06%    8.66%       10.18%
-----------------------------------------------------------------
SmallCap Growth IB(3)      49.70%    8.40%        9.91%
-----------------------------------------------------------------
Russell 2000 Growth Index  48.53%    0.86%        6.06%
-----------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

DAVID J. ELLIOTT, CFA
Vice President

JAMES RULLO, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford SmallCap Growth HLS Fund, Class IA returned 50.06% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Small Cap Core VA-UF Average, which returned 41.42%, and the Russell 2000 Growth Index, which returned 48.53% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Ascending equity markets have generally reflected increased investor confidence in an economic rebound as indicated by increased consumer confidence and firming consumer spending, growing manufacturing output and productivity gains, and accommodating interest rate and tax policies. Small cap stocks benefited the most from this cyclical rally outpacing larger cap names. Within the Russell 2000 Growth Index, the rally was broad based as all ten sectors posted positive returns. Information technology and telecommunication services were the top performing sectors, as they were beneficiaries of investors' appetite for greater risk.

The Fund's investment approach is to focus on stock selection rather than attempting to make top-down decisions to underweight or overweight sectors. The Fund's stock selection was strongest in the information technology and industrials sectors. On a relative basis, our weakest results were in the health care and consumer discretionary sectors. For the twelve-month period, the greatest contributors to absolute Fund returns were UnitedGlobalCom, Inc. (business services), Ciphergen Biosystems, Inc. (research & testing facilities), and Dendrite International, Inc. (health services). The largest detractors from absolute Fund returns were Investment Technology Group (financial services), Too, Inc. (retail), and Clarke, Inc. (insurance).

WHAT IS YOUR OUTLOOK AND STRATEGY?

In the current environment of accelerating growth, productivity is surging and remains well above the rate of the 1990s. This implies better corporate profits, higher investments, and ultimately job creation. We believe the consumption environment will be sound in 2004, bolstered by more jobs, tax cuts, and an improving net worth position of households. Furthermore, the outlook for capital spending is solid and will likely emerge as a new driver of growth. In this environment, we will continue to build a diversified portfolio by focusing on bottom-up stock selection.

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                       STOCK IA               S&P 500 INDEX
                                                       --------               -------------
12/31/93                                                10000                    10000
                                                        10260                    10340
                                                        10130                    10059
                                                         9630                     9621
                                                         9673                     9745
                                                         9808                     9904
                                                         9550                     9662
                                                         9866                     9979
                                                        10230                    10387
                                                         9957                    10133
                                                        10023                    10361
                                                         9651                     9984
12/94                                                    9811                    10131
                                                         9968                    10394
                                                        10424                    10799
                                                        10742                    11117
                                                        10943                    11444
                                                        11315                    11901
                                                        11603                    12177
                                                        11992                    12580
                                                        12036                    12610
                                                        12572                    13142
                                                        12331                    13094
                                                        12993                    13670
12/95                                                   13156                    13933
                                                        13554                    14407
                                                        13779                    14541
                                                        13953                    14681
                                                        14183                    14897
                                                        14600                    15279
                                                        14712                    15337
                                                        14212                    14660
                                                        14419                    14969
                                                        15221                    15810
                                                        15546                    16246
                                                        16752                    17473
12/96                                                   16361                    17127
                                                        17391                    18196
                                                        17477                    18340
                                                        16878                    17588
                                                        17857                    18636
                                                        18930                    19769
                                                        19970                    20655
                                                        21419                    22297
                                                        20059                    21048
                                                        21119                    22199
                                                        20430                    21458
                                                        21317                    22451
12/97                                                   21495                    22838
                                                        21763                    23089
                                                        23414                    24753
                                                        24725                    26021
                                                        25274                    26284
                                                        24842                    25832
                                                        26086                    26880
                                                        26333                    26595
                                                        22478                    22749
                                                        23483                    24208
                                                        25600                    26175
                                                        27178                    27761
12/98                                                   28690                    29361
                                                        29570                    30588
                                                        28907                    29638
                                                        30215                    30823
                                                        31469                    32017
                                                        30489                    31262
                                                        32436                    32997
                                                        31510                    31966
                                                        31127                    31807
                                                        30342                    30935
                                                        31996                    32892
                                                        32457                    33561
12/99                                                   34366                    35538
                                                        32504                    33752
                                                        31986                    33114
                                                        35292                    36351
                                                        34245                    35258
                                                        33629                    34534
                                                        34033                    35386
                                                        33369                    34833
                                                        35017                    36995
                                                        33450                    35043
                                                        33642                    34894
                                                        31607                    32145
12/00                                                   31945                    32303
                                                        32799                    33448
                                                        30501                    30400
                                                        28413                    28475
                                                        30505                    30685
                                                        30759                    30891
                                                        29439                    30140
                                                        29103                    29843
                                                        27091                    27977
                                                        25204                    25719
                                                        25817                    26210
                                                        27832                    28220
12/01                                                   28038                    28468
                                                        27348                    28053
                                                        26958                    27512
                                                        27938                    28547
                                                        25535                    26817
                                                        25172                    26620
                                                        23395                    24725
                                                        21945                    22799
                                                        21763                    22947
                                                        19348                    20455
                                                        21104                    22253
                                                        22695                    23561
12/02                                                   21239                    22178
                                                        20685                    21599
                                                        20277                    21275
                                                        20361                    21481
                                                        21921                    23249
                                                        22997                    24473
                                                        23340                    24786
                                                        23929                    25223
                                                        24244                    25714
                                                        23855                    25442
                                                        25119                    26879
                                                        25354                    27115
12/03                                                   26862                    28536


    --- STOCK IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $26,862 ending value                       $28,536 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

               1 YEAR   5 YEAR   10 YEAR
---------------------------------------------
Stock IA       26.47%   -1.31%   10.39%
---------------------------------------------
Stock IB(4)    26.16%   -1.51%   10.14%
---------------------------------------------
S&P 500 Index  28.67%   -0.57%   11.06%
---------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
RAND L. ALEXANDER, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund, Class IA returned 26.47% for the 12 months ended December 31, 2003. The Fund outperformed the Lipper Large Cap Core VA-UF Average, which returned 26.43% over the same period. The Fund underperformed the S&P 500 Index, which returned 28.67% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund generated strong absolute returns in 2003 as the equity markets rebounded after three years of negative returns. Low interest rates, tax cuts, a stabilizing employment picture, and a weakening dollar provided a boost to the US economy, and in turn, investor confidence. All ten sectors of the S&P 500 Index had positive returns for the year.

While the recovery was broad-based by industry, there was a notable divergence in the performance of companies depending on their market capitalization. Investors had a sharp change in risk perception and chased the stocks of the companies that had the most financial and operating leverage. In this environment, there was nearly an inverse relationship between company size and returns; smallest stocks performed the best and mega-cap stocks performed the worst.

The Fund generated strong returns through positive sector allocation decisions and solid performance from some individual holdings. We maintained overweight positions in information technology and materials, the two strongest areas of the market during 2003. We also remained underweight telecommunication services, which was the poorest performing sector, as the industry continues to work through capacity issues. Strong absolute contributors during the year included Citigroup, Inc. (banks), Intel Corp. (electronics), and Cisco Systems, Inc. (computers & office equipment). Citigroup, Inc. has executed well, controlled costs and is leveraged to an improvement in capital market activity. Intel Corp. benefited from a strong semiconductor cycle in 2003 as they continually beat earnings expectations. Cisco Systems, Inc. rose sharply during the year driven by a rebound in technology spending and new product introductions.

In terms of relative performance, the Fund underperformed the benchmark because of two factors related to stock selection. First, we have a large-cap, high quality bias and did not benefit from the strong performance of the smaller cap, speculative parts of the market, especially in the information technology and telecommunication services. Second, we owned some specific stocks that were poor performers, such as Schering-Plough Corp. (drugs), Baxter International, Inc. (medical instruments & supplies), and Safeway, Inc. (consumer non-durables). Schering-Plough Corp. was weak due to the conversion of the Claritin franchise to the over-the-counter market and competition in other key drugs. Safeway, Inc. struggled as a result of the weak economy as well as competitive pressures from Wal-Mart Stores. Baxter International, Inc. had weak earnings due to pricing and competitive issues in their biosciences business. These stocks are no longer held in the Fund.

WHAT IS THE OUTLOOK AND STRATEGY?

We have a positive outlook for 2004. Tax cuts, a weaker dollar, sustained productivity, and healthier balance sheets all bode well for corporate profits. The consumer has driven the economic recovery so far; however, we will look for improved corporate spending and employment trends as key gauges to determine the sustainability of the domestic recovery. At this juncture, we believe a sustainable up-trend will in fact unfold over the next several months and support growth in 2004. The portfolio is positioned with a cyclical bias with the largest overweights in capital goods, media, materials, and technology hardware. We believe the environment bodes well for large-cap, multi-national, industry leading companies.

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                              U.S. GOVERNMENT SECURITIES      LEHMAN INTERMEDIATE GOV'T
                                                          IA                         BOND INDEX
                                              --------------------------      -------------------------
12/31/93                                               10000                          10000
                                                       10108                          10099
                                                        9875                           9961
                                                        9545                           9815
                                                        9369                           9751
                                                        9346                           9758
                                                        9300                           9760
                                                        9485                           9888
                                                        9481                           9917
                                                        9317                           9834
                                                        9288                           9836
                                                        9276                           9793
12/94                                                   9356                           9825
                                                        9559                           9986
                                                        9771                          10178
                                                        9834                          10234
                                                        9962                          10353
                                                       10327                          10645
                                                       10410                          10713
                                                       10354                          10718
                                                       10498                          10806
                                                       10602                          10879
                                                       10770                          10998
                                                       10939                          11133
12/95                                                  11114                          11243
                                                       11174                          11337
                                                       10894                          11217
                                                       10813                          11165
                                                       10731                          11133
                                                       10716                          11128
                                                       10864                          11241
                                                       10888                          11276
                                                       10850                          11288
                                                       11044                          11434
                                                       11275                          11621
                                                       11473                          11762
12/96                                                  11359                          11699
                                                       11398                          11743
                                                       11417                          11762
                                                       11285                          11695
                                                       11459                          11827
                                                       11555                          11919
                                                       11690                          12022
                                                       11985                          12243
                                                       11887                          12196
                                                       12064                          12329
                                                       12222                          12473
                                                       12257                          12501
12/97                                                  12391                          12602
                                                       12564                          12766
                                                       12540                          12752
                                                       12586                          12791
                                                       12636                          12853
                                                       12767                          12942
                                                       12890                          13028
                                                       12902                          13078
                                                       13176                          13325
                                                       13482                          13635
                                                       13411                          13659
                                                       13460                          13616
12/98                                                  13490                          13669
                                                       13548                          13731
                                                       13275                          13543
                                                       13347                          13632
                                                       13390                          13669
                                                       13252                          13586
                                                       13200                          13606
                                                       13153                          13607
                                                       13139                          13626
                                                       13300                          13744
                                                       13318                          13771
                                                       13304                          13781
12/99                                                  13229                          13738
                                                       13172                          13691
                                                       13309                          13805
                                                       13474                          13962
                                                       13449                          13957
                                                       13454                          13994
                                                       13705                          14217
                                                       13812                          14311
                                                       14022                          14471
                                                       14140                          14597
                                                       14246                          14698
                                                       14502                          14914
12/00                                                  14792                          15176
                                                       14964                          15378
                                                       15113                          15519
                                                       15183                          15631
                                                       15100                          15581
                                                       15157                          15645
                                                       15186                          15695
                                                       15503                          15989
                                                       15663                          16131
                                                       15951                          16476
                                                       16214                          16733
                                                       15985                          16534
12/01                                                  15901                          16455
                                                       16007                          16525
                                                       16188                          16663
                                                       15981                          16411
                                                       16284                          16718
                                                       16423                          16835
                                                       16568                          17045
                                                       16884                          17366
                                                       17125                          17564
                                                       17436                          17866
                                                       17392                          17853
                                                       17282                          17712
12/02                                                  17607                          18040
                                                       17622                          18000
                                                       17842                          18204
                                                       17827                          18207
                                                       17909                          18259
                                                       18166                          18545
                                                       18144                          18515
                                                       17541                          18065
                                                       17611                          18098
                                                       17943                          18490
                                                       17825                          18309
                                                       17848                          18311
12/03                                                  17985                          18453

    --- U.S. GOVERNMENT SECURITIES IA          --- LEHMAN INTERMEDIATE GOV'T BOND INDEX
        $10,000 starting value                     $10,000 starting value
        $17,985 ending value                       $18,453 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------------
U.S. Government Securities IA   2.15%    5.92%     6.05%
--------------------------------------------------------------
U.S. Government Securities
  IB(3)                         1.89%    5.66%     5.78%
--------------------------------------------------------------
Lehman Intermediate Gov't Bond
  Index                         2.29%    6.19%     6.32%
--------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
PETER PERROTTI
Senior Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford U.S. Government Securities HLS Fund, Class IA returned 2.15% for the 12 months ended December 31, 2003. The Fund underperformed both the Lehman Brothers Intermediate Government Bond Index, which returned 2.29% and the Lipper General U.S. Government VA-UF Average, which returned 2.32% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited from Agency exposure and from being overweight to mortgages with lower coupons throughout the year. Early this year, refinancing activity hit an all time high as the mortgage market experienced the aftershock of a multi-decade low in rates, and homeowners took advantage of the drop in mortgage rates. During the second and third quarters of the year, the market witnessed significant volatility in interest rates. The mortgage market under performed comparable duration treasuries and the rise in rates slowed the pace of refinancing significantly. As rates crept back up through the quarter, the price sensitivity of the mortgage market increased significantly. Although the rise in rates slowed the rate of prepayment, the sector came under pressure as many investors sold mortgages to rebalance the price sensitivity of their portfolios.

During the last quarter of the year, however, the continued drop in refinancing activity and low volatility in the movement in rates, mortgages outperformed comparable duration treasuries by almost three-quarters of 1%. With economic data showing both strong growth and low inflation, the treasury market remained range bound. The environment was very positive for spread products, as both agencies and mortgages outpaced comparable duration treasuries.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The economy continued to improve as the fourth quarter played out. After a very strong third quarter with Gross Domestic Product growing at 8.2%, many market participants were looking for a let down in fourth quarter data. Although the growth was expected to be less than seen in the prior quarter, economic data surprised to the upside. The Institute for Supply Management Index rose to the highest level in 20 years, pointing to a pickup in the manufacturing sector. Employment also showed signs of picking up, as initial jobless claims fell to the lowest level in almost two years. Inflation continued to trend lower as the Consumer Price Index, excluding the volatile food and energy components, showed a 1.1% increase, the lowest level in thirty-seven years. The official statement from the Federal Open Market Committee said the risks to growth and inflation were balanced, but continued to reiterate that the short-term rates will remain low for a "considerable period."

Although the Fed continues to comment on the excess slack in the economy, the trend is toward stronger growth. The Federal Funds Target Rate at 1% anchors short-term rates, and although the curve may steepen further, it is unlikely that longer rates will move substantially higher. With a low volatility rate environment, mortgages and other spread products will likely continue to outpace treasuries.

While the mortgage market is fully priced, it continues to offer good diversification and total return potential within the overall government market. Prepayments continue to slow, increasing the overall yield of the mortgage market. The Fund will continue to maintain a significant holding in this sector. Also, the steep yield curve continues to offer excellent opportunities, but the Fund will remain with the bias to reduce price sensitivity to rising rates.

Hartford Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 4/30/01 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                        VALUE IA               RUSSELL 1000 VALUE INDEX
                                                        --------               ------------------------
4/30/01                                                 10000                          10000
                                                        10116                          10225
6/01                                                    10070                           9998
                                                        10103                           9977
                                                         9795                           9577
                                                         9140                           8903
                                                         9130                           8826
                                                         9720                           9339
12/01                                                   10006                           9559
                                                         9831                           9486
                                                         9806                           9501
                                                        10026                           9950
                                                         9559                           9609
                                                         9597                           9657
6/02                                                     9030                           9103
                                                         8298                           8256
                                                         8144                           8319
                                                         7253                           7394
                                                         7807                           7942
                                                         8246                           8442
12/02                                                    7741                           8076
                                                         7473                           7881
                                                         7365                           7670
                                                         7406                           7683
                                                         8024                           8359
                                                         8552                           8899
6/03                                                     8630                           9010
                                                         8708                           9144
                                                         8885                           9286
                                                         8742                           9196
                                                         9267                           9759
                                                         9416                           9891
12/03                                                    9955                          10501

    --- VALUE IA                               --- RUSSELL 1000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $9,955 ending value                        $10,501 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                          1 YEAR   SINCE INCEPTION
-------------------------------------------------------
Value IA                  28.60%       -0.17%
-------------------------------------------------------
Value IB                  28.28%       -0.39%
-------------------------------------------------------
Russell 1000 Value Index  30.02%        1.85%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JOHN R. RYAN, CFA
Senior Vice President, Managing Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Value HLS Fund, Class IA returned 28.60% for the 12 months ended December 31, 2003. The Fund outperformed the Lipper Large Cap Value VA-UF Average, which returned 28.50% over the same period. The Fund underperformed the Russell 1000 Value Index, which returned 30.02% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

For the full year, large-cap growth and value performed similarly, both up approximately 30%. The year 2003 marked the fifth consecutive year of small cap outperformance, following five years of large cap outperformance from 1994-1998. All ten sectors of the Russell 1000 Value Index posted positive gains, with information technology, financials and consumer discretionary leading the way.

Our index-relative performance during this period was impacted by positive overall security selection and to a lesser extent unfavorable sector allocation. Positive contributions were led by strong stock picks within health care and industrials. Additionally, the combination of our overweight position and strong stock selection in technology boosted performance. The top three contributors to performance during the period were Citigroup Corp. (banks), Intel Corp. (electronics), and Comcast Corp. (media & entertainment). Citigroup, Inc. has executed well, controlled costs and is leveraged to improving global capital markets. Intel Corp. shares appreciated dramatically following a series of positive announcements regarding improved gross margins and outlook. Comcast Corp. has executed its merger plans for the acquired AT&T Corp. (communications) properties well and is on track to bring the old AT&T Corp. margins up to the levels of the old Comcast Corp. systems.

Tempering our successes were poor stock selection within financials, primarily among insurance companies, and an overweight position combined with poor stock selection in telecommunications. The three greatest detractors from returns were Stanley Works (The) (consumer durables), SBC Communications, Inc. (communications), and Verizon Communications, Inc. (communications). SBC Communications, Inc. reported disappointing results as their margins were impacted by pension and health care costs as well as increased spending in DSL and long distance. Having said that, SBC Communications, Inc. is making progress in their DSL business line. As of the end of the period, we eliminated Stanley Works (The) and trimmed SBC Communications, Inc. and Verizon Communications, Inc. as we remain confident in the telecommunications recovery but are disappointed by results thus far.

WHAT IS YOUR OUTLOOK AND STRATEGY?

As we approach the end of 2003, the economy's recovery rate is accelerating and the bear market of 2000-2002 is becoming a distant memory for many investors. Given that we are two years into an economic expansion and more than one year into a profit recovery, it is well past time that the equity market regains its footing as an anticipatory mechanism rather than a lagging indicator. The global stock market recovery is making up for last year as well as anticipating good news next year. While the market move could be classified as explosive, it should be considered partly compensatory. We expect a return to more normalized progress over the next year.

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/96 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                 VALUE OPPORTUNITIES IA      RUSSELL 3000 VALUE INDEX
                                                 ----------------------      ------------------------
5/1/96                                                  10000                        10000
                                                        10129                        10137
                                                        10153                        10133
                                                         9670                         9734
                                                        10014                        10027
                                                        10479                        10412
                                                        10544                        10785
                                                        11114                        11547
12/96                                                   11149                        11452
                                                        11532                        11968
                                                        11682                        12137
                                                        11265                        11712
                                                        11663                        12172
                                                        12334                        12880
                                                        12654                        13443
                                                        13334                        14410
                                                        12878                        13968
                                                        13492                        14820
                                                        13122                        14407
                                                        13693                        14996
12/97                                                   13962                        15441
                                                        14062                        15217
                                                        14889                        16231
                                                        15484                        17191
                                                        15544                        17303
                                                        15213                        17013
                                                        15407                        17201
                                                        14860                        16804
                                                        12673                        14292
                                                        13196                        15112
                                                        14025                        16222
                                                        14832                        16952
12/98                                                   15309                        17526
                                                        15533                        17623
                                                        15131                        17302
                                                        15553                        17623
                                                        16660                        19267
                                                        16265                        19111
                                                        16918                        19676
                                                        16403                        19107
                                                        15898                        18400
                                                        15219                        17777
                                                        15850                        18700
                                                        15904                        18570
12/99                                                   16680                        18691
                                                        16009                        18090
                                                        15064                        16911
                                                        17405                        18824
                                                        17527                        18627
                                                        17776                        18790
                                                        16677                        18026
                                                        17072                        18277
                                                        18357                        19281
                                                        17909                        19438
                                                        19251                        19881
                                                        18618                        19164
12/00                                                   19764                        20194
                                                        20669                        20303
                                                        20122                        19775
                                                        19137                        19102
                                                        20568                        20035
                                                        20579                        20490
                                                        20432                        20125
                                                        19883                        20053
                                                        18839                        19300
                                                        16742                        17887
                                                        16981                        17775
                                                        18264                        18825
12/01                                                   19261                        19319
                                                        18754                        19199
                                                        18588                        19237
                                                        19212                        20186
                                                        17980                        19601
                                                        17556                        19638
                                                        15963                        18566
                                                        14586                        16763
                                                        14820                        16875
                                                        13039                        15046
                                                        14207                        16096
                                                        15360                        17128
12/02                                                   14455                        16385
                                                        14126                        15983
                                                        13680                        15550
                                                        13697                        15585
                                                        15291                        16965
                                                        16498                        18104
                                                        16717                        18337
                                                        16939                        18656
                                                        17669                        18977
                                                        17651                        18790
                                                        18776                        19968
                                                        19401                        20277
12/03                                                   20508                        21486

    --- VALUE OPPORTUNITIES IA                 --- RUSSELL 3000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $20,508 ending value                       $21,486 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                          1 YEAR   5 YEAR   SINCE INCEPTION
----------------------------------------------------------------
Value Opportunities IA    41.87%   6.02%         9.81%
----------------------------------------------------------------
Value Opportunities
  IB(3)                   41.52%   5.76%         9.54%
----------------------------------------------------------------
Russell 3000 Value Index  31.14%   4.16%        10.48%
----------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

JAMES H. AVERILL
Senior Vice President, Partner

JAMES N. MORDY
Senior Vice President, Partner

DAVID R. FASSNACHT, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Value Opportunities HLS Fund, Class IA returned 41.87% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Multi Cap Value VA-UF Average, which returned 31.55% and the Russell 3000 Value Index, which returned 31.14% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Psychology reversed this year from the extreme risk aversion prevalent in 2002 and investors regained confidence from a recovering economy and a reasonable outcome to the Iraq War. Yield spreads narrowed and the more speculative stocks led the way in terms of performance. The outperformance of smaller stocks over the last three years has significantly closed the valuation gap with large cap stocks that had built up during the latter half of the 1990s. Value stocks outperformed growth stocks during the fourth quarter, which was a shift from the pattern earlier this year. This was particularly noticeable in some of the more cyclical sectors of the market such as materials and industrials. Our significant overweight position in mid-caps and small-caps, along with our underweight in large-caps, versus the benchmark served us well during the period.

The Fund outperformed its market benchmark during the period as a result of both strong stock selection and timely sector allocation. Our overweight and strong stock picking in consumer discretionary, including cable system operators Comcast Corp. (communications), homebuilders Toll Brothers, Inc. (construction) and specialty retailers Foot Locker, Inc. (retail), benefited relative performance as the sector reacted favorably to improving economic fundamentals. Strong stock selection in health care and information technology also contributed to our results. On an absolute basis, Comcast Corp. (communications), Citigroup, Inc. (banks), and Alcoa, Inc. (metals, minerals & mining) were the best performing companies in the Fund. During the period, BJ's Wholesale (retail), Abitibi-Consolidated, Inc. (forest & paper products), and Eaton Corp. (machinery) detracted the most from overall absolute performance.

WHAT IS YOUR OUTLOOK AND STRATEGY?

We expect stocks invested through our low P/E approach to outperform over the long term. Value stocks, particularly on the large cap side, lagged the overall market in 2003, as small cap and "growthier" equities had their day in the sun. As a result we are finding such large value companies increasingly attractive, and they are gaining a higher weighting in the portfolio. At some point, we would expect the market's frothier areas to retreat in cases where companies are unable to obtain the sales and earnings growth necessary to support their current valuations. In that kind of market we would look for better relative performance from the "solid citizens" -- large low P/E companies with good relative returns on capital and decent growth prospects.

 HARTFORD ADVISERS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                             VALUE #
-------------                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS V  -- 1.2%
$     @43,000   AESOP Funding II LLC, Series 1998-1, Class A (Aaa
                  Moodys)
                  6.14% due 05/20/06..............................  $    45,152
       18,000   Asset Securitization Corp., Series 1997-D4, Class
                  A1D (Aaa Moodys)
                  7.49% due 04/14/29..............................       20,312
       17,200   Asset Securitization Corp., Series 1997-D5, Class
                  A1E (Aa1 Moodys)
                  6.93% due 02/14/41..............................       18,290
       20,352   Chase Commercial Mortgage Securities Corp., Series
                  1997-1, Class A2 (AAA S&P)
                  7.37% due 02/19/07..............................       22,264
        3,400   Citibank Credit Card Issuance Trust, Series
                  2001-B1, Class B1 (A2 Moodys)
                  7.05% due 09/17/07..............................        3,680
        4,000   Citibank Credit Card Master Trust l, Series
                  1999-7, Class B (A2 Moodys)
                  6.90% due 11/15/06..............................        4,183
       17,225   Lehman Brothers Commercial Mortgage Trust, Series
                  1997-C1, Class A3 (Aaa Moodys)
                  7.38% due 04/18/07..............................       19,175
        3,000   Standard Credit Card Master Trust, Series 1995-1,
                  Class B (A1 Moodys)
                  8.45% due 01/07/07..............................        3,206
                                                                    -----------
                                                                        136,262
                                                                    -----------
                Total collateralized mortgage obligations.........  $   136,262
                                                                    ===========

   SHARES
-------------
COMMON STOCKS -- 70.2%
                BANKS -- 9.3%
        2,369   American Express Co. .............................  $   114,242
        2,993   Bank One Corp. ...................................      136,442
        2,100   Bank of America Corp. ............................      168,903
        5,787   Citigroup, Inc. ..................................      280,923
        1,024   Federal National Mortgage Association.............       76,884
       +1,120   HSBC Holdings PLC, ADR............................       88,255
        1,339   KeyCorp. .........................................       39,248
        1,479   State Street Corp. ...............................       77,016
        1,687   U.S. Bancorp......................................       50,230
        1,048   Wachovia Corp. ...................................       48,808
                                                                    -----------
                                                                      1,080,951
                                                                    -----------
                BUSINESS SERVICES -- 0.7%
       *3,083   Accenture Ltd.....................................       81,147
                                                                    -----------
                CHEMICALS -- 1.2%
        1,356   Dow Chemical Co. (The)............................       56,349
        1,869   du Pont (E.I.) de Nemours & Co. ..................       85,768
                                                                    -----------
                                                                        142,117
                                                                    -----------
                COMMUNICATIONS -- 0.5%
        4,234   Motorola, Inc. ...................................       59,575
                                                                    -----------

                                                                      MARKET
   SHARES                                                             VALUE #
-------------                                                       -----------
                COMPUTERS & OFFICE EQUIPMENT -- 5.6%
          950   3M Co. ...........................................  $    80,779
       *6,828   Cisco Systems, Inc................................      165,845
       *4,197   EMC Corp..........................................       54,221
        6,232   Hewlett-Packard Co. ..............................      143,144
        2,182   International Business Machines Corp. ............      202,228
                                                                    -----------
                                                                        646,217
                                                                    -----------
                CONSUMER DURABLES -- 0.5%
        2,027   Masco Corp. ......................................       55,557
                                                                    -----------
                CONSUMER NON-DURABLES -- 2.1%
          588   Cardinal Health, Inc. ............................       35,974
        3,303   Gillette Co. (The)................................      121,334
          914   Procter & Gamble Co. (The)........................       91,290
                                                                    -----------
                                                                        248,598
                                                                    -----------
                DRUGS -- 7.9%
        2,357   Abbott Laboratories...............................      109,822
       *1,620   Amgen, Inc........................................      100,122
        2,336   Eli Lilly & Co. ..................................      164,277
       *1,113   Genzyme Corp......................................       54,891
        1,188   Merck & Co., Inc. ................................       54,872
        9,175   Pfizer, Inc. .....................................      324,166
        2,600   Wyeth.............................................      110,370
                                                                    -----------
                                                                        918,520
                                                                    -----------
                ELECTRONICS -- 4.8%
        9,191   General Electric Co. .............................      284,728
        6,975   Intel Corp. ......................................      224,595
        1,808   Texas Instruments, Inc. ..........................       53,107
                                                                    -----------
                                                                        562,430
                                                                    -----------
                ENERGY & SERVICES -- 4.0%
        1,119   ChevronTexaco Corp. ..............................       96,636
        6,482   Exxon Mobil Corp. ................................      265,778
        1,821   Schlumberger Ltd. ................................       99,629
                                                                    -----------
                                                                        462,043
                                                                    -----------
                FINANCIAL SERVICES -- 2.1%
          827   Franklin Resources, Inc. .........................       43,064
        1,919   Merrill Lynch & Co., Inc. ........................      112,567
        1,508   Morgan Stanley Dean Witter & Co. .................       87,256
                                                                    -----------
                                                                        242,887
                                                                    -----------
                FOOD, BEVERAGE & TOBACCO -- 3.3%
        3,192   Coca-Cola Co. (The)...............................      161,994
       +1,682   General Mills, Inc. ..............................       76,172
        3,093   PepsiCo, Inc. ....................................      144,205
                                                                    -----------
                                                                        382,371
                                                                    -----------
                FOREST & PAPER PRODUCTS -- 1.1%
        1,970   International Paper Co. ..........................       84,927
          700   Weyerhaeuser Co. .................................       44,800
                                                                    -----------
                                                                        129,727
                                                                    -----------
                HEALTH SERVICES -- 0.4%
        1,098   HCA, Inc. ........................................       47,170
                                                                    -----------
                HOTELS & GAMING -- 0.3%
          681   Marriott International, Inc., Class A.............       31,453
                                                                    -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                      MARKET
   SHARES                                                             VALUE #
-------------                                                       -----------
COMMON STOCKS -- (CONTINUED)
                INSURANCE -- 3.3%
        3,284   American International Group, Inc. ...............  $   217,683
        2,200   Marsh & McLennan Cos., Inc. ......................      105,358
        3,737   Travelers Property Casualty Corp. -- Class B......       63,412
                                                                    -----------
                                                                        386,453
                                                                    -----------
                MACHINERY -- 1.4%
       *1,969   Applied Materials, Inc............................       44,211
        1,398   Caterpillar, Inc. ................................      116,045
                                                                    -----------
                                                                        160,256
                                                                    -----------
                MEDIA & ENTERTAINMENT -- 4.8%
       *2,744   Comcast Corp......................................       90,190
       *6,604   Liberty Media Corp., Class A......................       78,523
      *12,300   Time Warner, Inc..................................      221,277
        2,496   Viacom, Inc., Class B.............................      110,759
        2,521   Walt Disney Co. (The).............................       58,815
                                                                    -----------
                                                                        559,564
                                                                    -----------
                MEDICAL INSTRUMENTS & SUPPLIES -- 1.3%
        1,450   Johnson & Johnson.................................       74,912
        1,665   Medtronic, Inc. ..................................       80,921
                                                                    -----------
                                                                        155,833
                                                                    -----------
                METALS, MINERALS & MINING -- 1.5%
        1,790   Alcoa, Inc. ......................................       68,020
        1,259   Illinois Tool Works, Inc. ........................      105,609
                                                                    -----------
                                                                        173,629
                                                                    -----------
                RETAIL -- 4.0%
       *3,175   Costco Wholesale Corp.............................      118,035
        4,458   Gap, Inc. (The)...................................      103,459
        4,093   Home Depot, Inc. (The)............................      145,275
         *554   Kohl's Corp.......................................       24,874
        1,894   Target Corp. .....................................       72,714
                                                                    -----------
                                                                        464,357
                                                                    -----------
                RUBBER & PLASTICS PRODUCTS -- 0.8%
        1,300   NIKE, Inc., Class B...............................       88,998
                                                                    -----------
                SOFTWARE & SERVICES -- 5.3%
       *1,994   Computer Sciences Corp. ..........................       88,186
       +1,877   First Data Corp. .................................       77,142
       11,423   Microsoft Corp. ..................................      314,595
       *4,456   Oracle Corp. .....................................       58,824
       +1,828   SAP AG, ADR.......................................       75,972
                                                                    -----------
                                                                        614,719
                                                                    -----------
                TRANSPORTATION -- 3.4%
        1,248   CSX Corp. ........................................       44,842
        1,387   FedEx Corp. ......................................       93,609
        1,400   Lockheed Martin Corp. ............................       71,960
          809   Northrop Grumman Corp. ...........................       77,302
        1,162   United Technologies Corp. ........................      110,151
                                                                    -----------
                                                                        397,864
                                                                    -----------
                UTILITIES -- 0.6%
        2,250   Waste Management, Inc. ...........................       66,585
                                                                    -----------
                Total common stocks...............................  $ 8,159,021
                                                                    ===========

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES V  -- 12.0%
             BANKS -- 1.4%
$   20,000   Bank One Corp. (Aa3 Moodys)
               6.875% due 08/01/06.............................  $    22,117
    20,000   Bank of America Corp. (Aa2 Moodys)
               5.875% due 02/15/09.............................       21,914
     1,000   Bank of America Corp. (Aa3 Moodys)
               6.20% due 02/15/06..............................        1,081
    10,000   BankBoston Corp. (A2 Moodys)
               6.625% due 02/01/04.............................       10,038
    14,825   Banponce Corp. (Baa1 Moodys)
               6.75% due 12/15/05..............................       16,123
    25,000   Bayerische Landesbank Girozentrale (Aaa Moodys)
               5.65% due 02/01/09..............................       27,149
     1,000   Citigroup, Inc. (Aa1 Moodys)
               6.50% due 01/18/11..............................        1,127
     1,500   First Chicago NBD Corp. (A1 Moodys)
               7.125% due 05/15/07.............................        1,692
    13,685   First Union National Bank (Aa3 Moodys)
               5.80% due 12/01/08..............................       15,005
    +1,000   Household Finance Corp. (A1 Moodys)
               6.00% due 05/01/04..............................        1,015
     1,500   Inter-American Development Bank (Aaa Moodys)
               7.375% due 01/15/10.............................        1,797
     1,500   International Bank for Reconstruction &
               Development (Aaa Moodys)
               7.00% due 01/27/05..............................        1,590
    36,745   Key Bank, N.A. (A1 Moodys)
               5.80% due 04/01/04..............................       37,137
       750   KeyCorp. Capital II (A3 Moodys)
               6.875% due 03/17/29.............................          786
     1,500   Mellon Funding Corp. (A2 Moodys)
               6.375% due 02/15/10.............................        1,670
     1,000   Morgan (J.P.) Chase & Co. (A2 Moodys)
               6.75% due 02/01/11..............................        1,128
       750   National City Corp. (A2 Moodys)
               6.875% due 05/15/19.............................          866
       500   Republic New York Capital I (A2 Moodys)
               7.75% due 11/15/26..............................          539
     1,500   Salomon Smith Barney Holdings, Inc. (Aa1 Moodys)
               5.875% due 03/15/06.............................        1,615
       500   State Street Corp. (A1 Moodys)
               7.65% due 06/15/10..............................          598
     1,000   Washington Mutual Financial Corp. (A3 Moodys)
               7.25% due 06/15/06..............................        1,112
     1,000   Wells Fargo Bank N.A. (Aa1 Moodys)
               6.45% due 02/01/11..............................        1,123
                                                                 -----------
                                                                     167,222
                                                                 -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES V  -- (CONTINUED)
CHEMICALS -- 0.4%
$   20,000   ICI Wilmington, Inc. (Baa3 Moodys)
               6.95% due 09/15/04..............................  $    20,624
    20,000   Rohm & Haas Co. (A3 Moodys)
               7.40% due 07/15/09..............................       23,436
                                                                 -----------
                                                                      44,060
                                                                 -----------
             COMMUNICATIONS -- 0.1%
    10,000   Bellsouth Telecommunications, Inc. (Aa3 Moodys)
               6.375% due 06/01/28.............................       10,435
       500   GTE Corp. (A3 Moodys)
               7.51% due 04/01/09..............................          575
       500   Sprint Capital Corp. (Baa3 Moodys)
               6.875% due 11/15/28.............................          488
       500   Sprint Capital Corp. (Baa3 Moodys)
               7.625% due 01/30/11.............................          560
       750   Telecommunications de Puerto Rico (Baa1 Moodys)
               6.65% due 05/15/06..............................          813
       500   Verizon Global Funding Corp. (A2 Moodys)
               7.25% due 12/01/10..............................          576
       500   Verizon Global Funding Corp. (A2 Moodys)
               7.75% due 12/01/30..............................          587
                                                                 -----------
                                                                      14,034
                                                                 -----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.4%
    30,000   Hewlett-Packard Co. (A3 Moodys)
               7.15% due 06/15/05..............................       32,254
    18,000   Pitney Bowes, Inc. (Aa3 Moodys)
               5.50% due 04/15/04..............................       18,208
                                                                 -----------
                                                                      50,462
                                                                 -----------
             CONSUMER NON-DURABLES -- 0.7%
    25,000   Boise Cascade Office Products Corp. (Ba2 Moodys)
               7.05% due 05/15/05..............................       26,043
       350   Cardinal Health, Inc. (A2 Moodys)
               6.75% due 02/15/11..............................          400
    18,000   Colgate-Palmolive Co. (Aa3 Moodys)
               5.58% due 11/06/08..............................       19,697
       750   Procter & Gamble Co. (The) (Aa3 Moodys)
               6.875% due 09/15/09.............................          866
    21,100   Procter & Gamble Co. (The) (Aa3 Moodys)
               9.36% due 01/01/21..............................       28,302
       750   SYSCO Corp. (A1 Moodys)
               6.50% due 08/01/28..............................          831
                                                                 -----------
                                                                      76,139
                                                                 -----------
             CONSUMER SERVICES -- 0.4%
    37,832   Postal Square LP (NA Moodys)
               8.95% due 06/15/22..............................       49,553
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             DRUGS -- 0.5%
$   26,000   American Home Products Corp. (Baa1 Moodys)
               7.25% due 03/01/23..............................  $    28,630
       750   Bristol-Myers Squibb Co. (A1 Moodys)
               6.80% due 11/15/26..............................          836
    29,000   Pharmacia Corp. (Aaa Moodys)
               6.60% due 12/01/28..............................       32,656
                                                                 -----------
                                                                      62,122
                                                                 -----------
             EDUCATION -- 0.1%
    10,900   Harvard University (Aaa Moodys)
               8.125% due 04/15/07.............................       12,666
                                                                 -----------
             ELECTRICAL EQUIPMENT -- 0.6%
    30,000   Danaher Corp. (A2 Moodys)
               6.00% due 10/15/08..............................       32,907
    30,000   Rockwell International Corp. (A3 Moodys)
               6.70% due 01/15/28..............................       32,856
                                                                 -----------
                                                                      65,763
                                                                 -----------
             ELECTRONICS -- 0.0%
       500   Heller Financial, Inc. (Aaa Moodys)
               6.375% due 03/15/06.............................          545
                                                                 -----------
             ENERGY & SERVICES -- 0.1%
    12,250   Amoco Co. (Aa1 Moodys)
               6.50% due 08/01/07..............................       13,777
     1,000   Conoco, Inc. (A3 Moodys)
               6.95% due 04/15/29..............................        1,134
     1,000   Texaco Capital, Inc. (Aa3 Moodys)
               8.625% due 06/30/10.............................        1,258
                                                                 -----------
                                                                      16,169
                                                                 -----------
             FINANCIAL SERVICES -- 0.8%
    30,000   AXA Financial, Inc. (A3 Moodys)
               7.00% due 04/01/28..............................       33,544
   @16,355   ERAC USA Finance Co. (Baa1 Moodys)
               7.35% due 06/15/08..............................       18,686
     1,000   Goldman Sachs Group, Inc. (The) (Aa3 Moodys)
               6.65% due 05/15/09..............................        1,131
       750   Morgan Stanley Dean Witter & Co. (Aa3 Moodys)
               7.75% due 06/15/05..............................          814
    @1,250   Prudential Insurance Co. of America (A2 Moodys)
               6.375% due 07/26/06.............................        1,362
    30,000   Toyota Motor Credit Corp. (Aaa Moodys)
               5.50% due 12/15/08..............................       32,830
                                                                 -----------
                                                                      88,367
                                                                 -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES V  -- (CONTINUED)
FOOD,
BEVERAGE &
TOBACCO -- 0.9%
$      750   Anheuser Busch Cos., Inc. (A1 Moodys)
               7.55% due 10/01/30..............................  $       926
    30,000   Coca-Cola Enterprises, Inc. (A2 Moodys)
               6.75% due 09/15/28..............................       33,458
       500   Coca-Cola Enterprises, Inc. (A2 Moodys)
               8.50% due 02/01/22..............................          647
    19,555   ConAgra Foods, Inc. (Baa1 Moodys)
               7.875% due 09/15/10.............................       23,332
     1,500   Pepsi Bottling Group, Inc. (The) (A3 Moodys)
               7.00% due 03/01/29..............................        1,719
    35,000   PepsiAmericas, Inc. (Baa1 Moodys)
               6.375% due 05/01/09.............................       38,981
                                                                 -----------
                                                                      99,063
                                                                 -----------
             INSURANCE -- 1.9%
    20,000   ACE INA Holdings, Inc. (A3 Moodys)
               8.30% due 08/15/06..............................       22,626
    26,485   AmerUs Group Co. (Baa3 Moodys)
               6.95% due 06/15/05..............................       27,819
       500   American General Co. (Aaa Moodys)
               6.625% due 02/15/29.............................          542
    30,000   Cincinnati Financial Corp. (A2 Moodys)
               6.90% due 05/15/28..............................       32,723
   @27,000   Jackson National Life Insurance Co. (A3 Moodys)
               8.15% due 03/15/27..............................       31,636
   @30,000   Liberty Mutual Insurance (Baa2 Moodys)
               8.20% due 05/04/07..............................       32,863
   @30,000   New England Mutual Life Insurance Co. (A1 Moodys)
               7.875% due 02/15/24.............................       34,843
     1,000   Reliastar Financial Corp. (A1 Moodys)
               8.00% due 10/30/06..............................        1,130
    27,600   Torchmark Corp. (A3 Moodys)
               8.25% due 08/15/09..............................       31,992
                                                                 -----------
                                                                     216,174
                                                                 -----------
             MACHINERY -- 0.2%
    20,000   Eaton Corp. (A2 Moodys)
               6.95% due 11/15/04..............................       20,896
                                                                 -----------
             MEDIA & ENTERTAINMENT -- 0.7%
    30,000   Comcast Cable Communications (Baa3 Moodys)
               6.875% due 06/15/09.............................       33,820
     1,000   Comcast Cable Communications (Baa3 Moodys)
               8.50% due 05/01/27..............................        1,281
    10,400   Times Mirror Co. (The), Class A (A3 Moodys)
               7.50% due 07/01/23..............................       11,802
   +35,000   Walt Disney Co. (The) (Baa1 Moodys)
               6.375% due 03/01/12.............................       38,486
                                                                 -----------
                                                                      85,389
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
$  +22,000   Becton, Dickinson & Co. (A2 Moodys)
               6.70% due 08/01/28..............................  $    24,482
                                                                 -----------
             REAL ESTATE INVESTMENT TRUST -- 0.2%
    20,000   Liberty Property Trust (Baa2 Moodys)
               7.25% due 08/15/07..............................       22,399
                                                                 -----------
             RETAIL -- 0.9%
    20,000   Albertson's, Inc. (Baa2 Moodys)
               6.55% due 08/01/04..............................       20,474
    30,000   Home Depot, Inc. (The) (Aa3 Moodys)
               6.50% due 09/15/04..............................       31,078
    20,200   Target Corp. (A2 Moodys)
               5.875% due 11/01/08.............................       22,126
    30,000   Wal-Mart Stores, Inc. (Aa2 Moodys)
               6.875% due 08/10/09.............................       34,561
                                                                 -----------
                                                                     108,239
                                                                 -----------
             TRANSPORTATION -- 0.2%
      +500   Boeing Capital Corp. (A3 Moodys)
               6.10% due 03/01/11..............................          540
    19,972   Continental Airlines, Inc. (Baa3 Moodys)
               6.90% due 01/02/18..............................       19,713
     1,000   DaimlerChrysler North America Holding Corp. (A3
               Moodys)
               7.40% due 01/20/05..............................        1,054
       750   DaimlerChrysler North America Holding Corp. (A3
               Moodys)
               7.75% due 01/18/11..............................          858
       500   Ford Motor Co. (Baa1 Moodys)
               6.375% due 02/01/29.............................          446
     1,250   General Motors Acceptance Corp. (A3 Moodys)
               6.15% due 04/05/07..............................        1,340
     1,000   Textron Financial Corp. (A3 Moodys)
               7.125% due 12/09/04.............................        1,045
                                                                 -----------
                                                                      24,996
                                                                 -----------
             U.S. GOVERNMENT AGENCIES -- 0.5%
    50,000   Tennessee Valley Authority (Aaa Moodys)
               6.00% due 03/15/13..............................       54,908
                                                                 -----------
             UTILITIES -- 0.8%
    25,000   Alabama Power Co. (A2 Moodys)
               7.125% due 08/15/04.............................       25,881
     1,000   Alabama Power Co. (A2 Moodys)
               7.125% due 10/01/07.............................        1,137
    40,000   Great Plains Energy, Inc. (A3 Moodys)
               7.125% due 12/15/05.............................       43,570
       567   Niagara Mohawk Power Corp. (Baa3 Moodys)
               7.625% due 10/01/05.............................          615
    17,285   Northern Border Pipeline Co. (A3 Moodys)
               7.75% due 09/01/09..............................       20,482
                                                                 -----------
                                                                      91,685
                                                                 -----------
             Total corporate notes.............................  $ 1,395,333
                                                                 ===========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
FOREIGN/YANKEE BONDS & NOTES V  -- 0.7%
             BANKS -- 0.2%
$   24,000   Credit National (A1 Moodys)
               7.00% due 11/14/05..............................  $    25,948
                                                                 -----------
             COMMUNICATIONS -- 0.0%
     1,250   Telefonica Europe BV (A3 Moodys)
               7.35% due 09/15/05..............................        1,356
     1,250   Vodafone Group PLC (A2 Moodys)
               7.875% due 02/15/30.............................        1,536
                                                                 -----------
                                                                       2,892
                                                                 -----------
             FINANCIAL SERVICES -- 0.0%
       500   Korea Development Bank (A3 Moodys)
               7.125% due 04/22/04.............................          505
     1,250   Santandar Central Hispano Issuances Ltd. (A1
               Moodys)
               7.625% due 11/03/09.............................        1,470
                                                                 -----------
                                                                       1,975
                                                                 -----------
             METALS, MINERALS & MINING -- 0.3%
    30,000   Alcan, Inc. (Baa1 Moodys)
               7.25% due 11/01/28..............................       34,464
                                                                 -----------
             TRANSPORTATION -- 0.2%
   @17,639   SCL Terminal Aereo Santiago S.A. (Aaa Moodys)
               6.95% due 07/01/12..............................       19,149
                                                                 -----------
             UTILITIES -- 0.0%
       750   TransCanada PipeLines Ltd. (A2 Moodys)
               6.49% due 01/21/09..............................          834
                                                                 -----------
             Total foreign/yankee bonds & notes................  $    85,262
                                                                 ===========
U.S. TREASURIES & FEDERAL AGENCIES -- 15.1%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
$      673   6.30% due 04/01/08................................  $       736
         3   9.00% due 03/01/21................................            3
                                                                 -----------
                                                                         739
                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.0%
    74,608   5.50% due 10/15/33................................       75,928
    57,573   6.00% due 06/15/24 -- 11/15/33....................       59,905
    12,141   6.50% due 03/15/26 -- 06/15/28....................       12,820
    69,540   7.00% due 06/15/26 -- 11/15/32....................       74,140
       346   7.50% due 09/15/23................................          373
    10,024   8.00% due 09/15/26 -- 02/15/31....................       10,907
       362   9.00% due 06/20/16 -- 01/15/23....................          404
        16   9.50% due 05/15/20................................           17
                                                                 -----------
                                                                     234,494
                                                                 -----------
             U.S. TREASURY BONDS -- 3.9%
  +400,000   6.25% due 08/15/23................................      455,922
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             U.S. TREASURY NOTES -- 9.2%
$ +650,000   1.625% due 09/30/05 -- 10/31/05...................  $   649,402
  +200,000   2.375% due 08/15/06...............................      201,078
  +200,000   3.25% due 08/15/08................................      201,219
   +10,000   6.00% due 08/15/04................................       10,302
                                                                 -----------
                                                                   1,062,001
                                                                 -----------
             Total U.S. treasuries & federal agencies..........  $ 1,753,156
                                                                 ===========
  SHARES
----------
WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
     *@@--   Minorplanet System USA, Inc. .....................  $        --
                                                                 -----------
             Total warrants....................................  $        --
                                                                 ===========
SHORT-TERM SECURITIES -- 14.3%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 13.9%
 1,620,168   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $ 1,620,168
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENTS -- 0.4%
$   46,935   Joint Repurchase Agreement (See Note 2(d))
               0.833% due 01/02/04.............................       46,935
                                                                 -----------
             Total short-term securities.......................  $ 1,667,103
                                                                 ===========


DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage
  obligations (cost $126,243).........    1.2%  $   136,262
Total common stocks (cost
  $7,163,600).........................   70.2     8,159,021
Total corporate notes (cost
  $1,285,306).........................   12.0     1,395,333
Total foreign/yankee bonds & notes
  (cost $76,027)......................    0.7        85,262
Total warrants (cost $5)..............    0.0            --
Total U.S. treasuries & federal
  agencies (cost $1,709,086)..........   15.1     1,753,156
Total short-term securities (cost
  $1,667,103).........................   14.3     1,667,103
                                        -----   -----------
Total investment in securities
  (total cost $12,027,370) --
  including $1,587,694 of securities
  loaned (See Note 2(i))..............  113.5    13,196,137
Cash, receivables and other assets....    0.4        51,250
Payable for Fund shares redeemed......   (0.0)       (4,549)
Securities lending collateral payable
  to brokers (See Note 2(i))..........  (13.9)   (1,620,168)
Other liabilities.....................   (0.0)         (580)
                                        -----   -----------
Net assets............................  100.0%  $11,622,090
                                        =====   ===========

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                  MARKET
                                                  VALUE #
                                                -----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  9,500,000 shares authorized; 512,286 shares
  outstanding................................   $       512
Paid in capital..............................    11,270,027
Accumulated net investment income............       104,776
Accumulated net realized loss on
  investments................................      (921,992)
Unrealized appreciation on investments.......     1,168,767
                                                -----------
Net assets...................................   $11,622,090
                                                ===========

Class IA
  Net asset value per share ($10,358,449 /
    456,882 shares outstanding) (8,500,000 shares
    authorized)..................................   $22.67
                                                    ======
Class IB
  Net asset value per share ($1,263,641 / 55,404
    shares outstanding) (1,000,000 shares
    authorized)..................................   $22.81
                                                    ======


  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 2.1% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $183,691 or 1.6% of net assets (See Note 2(m)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS V  -- 7.6%
$   @2,509   AQ Finance CEB Trust, Series 2003-CE1A, Class Note
               (Baa2 Moodys)
               6.141% due 08/25/33.............................  $    2,457
    10,200   American Express Credit Account Master, Series
               1999-2, Class A (Aaa Moodys)
               5.95% due 12/15/06..............................      10,379
     4,200   Bank One Issuance Trust, Series 2003-C3, Class C3
               (Baa2 Moodys)
               4.77% due 02/16/16..............................       3,985
    10,000   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2003-T10, Class A2 (AAA S&P)
               4.74% due 03/13/40..............................       9,994
    10,000   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2002-TOP8, Class A2 (AAA S&P)
               4.83% due 08/15/38..............................      10,104
     2,958   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2003-T12, Class A1 (AAA S&P)
               2.96% due 08/13/39..............................       2,935
     4,847   CS First Boston Mortgage Securities Corp., Series
               2003-C3, Class A1 (Aaa Moodys)
               2.079% due 05/15/38.............................       4,756
     7,608   California Infrastructure Pacific Gas & Electric,
               Series 1997-1, Class A7 (Aaa Moodys)
               6.38% due 09/25/08..............................       8,103
     4,000   California Infrastructure Pacific Gas & Electric,
               Series 1997-1, Class A8 (Aaa Moodys)
               6.48% due 12/26/09..............................       4,442
     5,040   Capital One Multi Asset Execution, Series 2003-B2,
               Class B2 (A2 Moodys)
               3.50% due 02/17/09..............................       5,068
     3,360   Citibank Credit Card Issuance Trust, Series
               2003-C4, Class C4 (Baa2 Moodys)
               5.00% due 06/10/15..............................       3,230
    16,150   Citibank Credit Card Master Trust I, Series
               1999-1, Class A (Aaa Moodys)
               5.50% due 02/15/06..............................      16,235
     5,441   Comed Transitional Funding Trust, Series 1998-1,
               Class A5 (Aaa Moodys)
               5.44% due 03/25/07..............................       5,602
    16,645   Daimler Chrysler Auto Trust, Series 2002-A, Class
               A3 (Aaa Moodys)
               3.85% due 04/06/06..............................      16,833
     8,920   Discover Card Master Trust I, Series 2001-5, Class
               A (Aaa Moodys)
               5.30% due 11/16/06..............................       9,050

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
$    8,350   Ford Credit Auto Owner Trust, Series 2003-A, Class
               C (Baa2 Moodys)
               4.29% due 11/15/07..............................  $    8,383
    15,000   GMAC Commercial Mortgage Securities Inc., Series
               2003-C3, Class A1 (Aaa Moodys)
               3.40% due 04/10/40..............................      15,096
    13,250   Honda Auto Receivables Owner Trust, Series 2003-2,
               Class A2 (Aaa Moodys)
               1.34% due 12/21/05..............................      13,255
     6,541   Illinois Power Special Purpose Trust, Series
               1998-1, Class A5 (Aaa Moodys)
               5.38% due 06/25/07..............................       6,747
    10,792   LB-UBS Commercial Mortgage Trust, Series 2003-C1,
               Class A1 (Aaa Moodys)
               2.72% due 04/15/33..............................      10,764
    10,821   LB-UBS Commercial Mortgage Trust, Series 2003-C7,
               Class A1 (Aaa Moodys)
               3.334% due 09/15/27.............................      10,858
     1,749   Morgan Stanley Capital I, Series 1999-WF1, Class
               A1 (Aaa Moodys)
               5.91% due 04/15/08..............................       1,860
     5,475   Morgan Stanley Dean Witter Capital I, Series
               2001-IQA, Class A1 (Aaa Moodys)
               4.57% due 12/18/32..............................       5,665
    10,000   Morgan Stanley Dean Witter Capital I, Series
               2003-TOP9, Class A2 (Aaa Moodys)
               4.74% due 11/13/36..............................      10,018
       765   PP&L Transition Bond Co., LLC, Series 1999-1,
               Class A5 (Aaa Moodys)
               6.83% due 03/25/07..............................         793
     1,680   Soundview Home Equity Loan Trust, Series 2000-1,
               Class M1 (Aa2 Moodys)
               8.64% due 05/25/30..............................       1,747
    22,250   Volkswagen Auto Loan Enhanced Trust, Series
               2003-1, Class A2 (Aaa Moodys)
               1.11% due 12/20/05..............................      22,228
    10,080   WFS Financial Owner Trust, Series 2003-2, Class A4
               (Aaa Moodys)
               2.41% due 12/20/08..............................       9,992
    @2,968   Whole Auto Loan Trust, Series 2002-1, Class D (Ba2
               Moodys)
               6.00% due 04/15/09..............................       2,964
                                                                 ----------
                                                                    233,543
                                                                 ----------
             Total collateralized mortgage obligations.........  $  233,543
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE #
----------                                                       ----------
COMMON STOCKS -- 0.4%
             COMMUNICATIONS -- 0.4%
     *##66   Global Crossing Ltd...............................  $    2,236
      *565   Marconi Corp., PLC, ADR...........................      11,435
                                                                     13,671
                                                                 ----------
             Total common stocks...............................  $   13,671
                                                                 ==========
PRINCIPAL
  AMOUNT
----------
CONVERTIBLE BONDS V  -- 0.3%
             SOFTWARE & SERVICES -- 0.3%
$   12,590   America Online, Inc. (Baa2 Moodys)
               0.00% due 12/06/19..............................  $    7,884
                                                                 ----------
             Total convertible bonds...........................  $    7,884
                                                                 ==========
CORPORATE NOTES V -- 26.1%
             APPAREL & TEXTILE -- 0.1%
$    1,600   Nine West Group, Inc. (Baa2 Moodys)
               8.375% due 08/15/05.............................  $    1,733
                                                                 ----------
             BANKS -- 2.5%
    12,000   Ford Motor Credit Co. (A3 Moodys)
               7.00% due 10/01/13..............................      12,656
     7,000   Ford Motor Credit Co. (A3 Moodys)
               7.375% due 02/01/11.............................       7,630
    17,430   KFW International Finance, Inc. (Aaa Moodys)
               3.00% due 09/15/05..............................      17,623
     8,450   Morgan (J.P.) Chase & Co. (A2 Moodys)
               5.25% due 05/01/15..............................       8,423
     7,550   Morgan (J.P.) Chase & Co. (A2 Moodys)
               7.875% due 06/15/10.............................       8,991
   @11,300   Rabobank Capital Fund II (Aa2 Moodys)
               5.26% due 12/31/49..............................      11,316
     3,980   Sovereign Bank (Baa3 Moodys)
               5.125% due 03/15/13.............................       3,952
       500   St Paul Bancorp, Inc. (A3 Moodys)
               7.125% due 02/15/04.............................         503
     3,780   Wachovia Corp. (Aa3 Moodys)
               7.55% due 08/18/05..............................       4,121
                                                                 ----------
                                                                     75,215
                                                                 ----------
             BUSINESS SERVICES -- 0.0%
       500   Interpool, Inc. (Caa1 Moodys)
               7.20% due 08/01/07..............................         478
                                                                 ----------
             CHEMICALS -- 0.3%
     3,025   Millennium America, Inc. (B1 Moodys)
               7.625% due 11/15/26.............................       2,813
     2,735   Olin Corp. (Baa3 Moodys)
               9.125% due 12/15/11.............................       3,325
   ##1,700   Pollyone Corp. (B3 Moodys)
               6.875% due 12/01/04.............................       1,679
                                                                 ----------
                                                                      7,817
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             COMMUNICATIONS -- 1.3%
$    4,689   AT&T Corp. (Baa2 Moodys)
               8.75% due 11/15/31..............................  $    5,479
    @1,700   AT&T Corp. (Baa2 Moodys)
               8.75% due 11/15/31..............................       1,987
    12,600   AT&T Wireless Services, Inc. (Baa2 Moodys)
               8.125% due 05/01/12.............................      14,817
    +3,050   Lucent Technologies, Inc. (Caa1 Moodys)
               6.45% due 03/15/29..............................       2,398
    +2,510   Lucent Technologies, Inc. (Caa1 Moodys)
               6.50% due 01/15/28..............................       1,964
    @@L300   Nextlink Escrow (Default) 0.00% due 12/01/09......          --
    @@L600   Nextlink Escrow (Default) 0.00% due 12/01/09......          --
     1,235   PanAmSat Corp. (Ba2 Moodys)
               6.375% due 01/15/08.............................       1,281
    +7,765   Qwest Corp. (Ba3 Moodys)
               6.875% due 09/15/33.............................       7,377
    ##@@--   Voicestream Wireless Corp. (Ba3 Moodys)
               10.375% due 11/15/09............................          --
      @@17   Voicestream Wireless Corp. (Not Rated) 0.00% due
               11/15/09........................................          --
   L12,591   WorldCom, Inc. (Default) 8.25% due 05/15/31.......       4,218
                                                                 ----------
                                                                     39,521
                                                                 ----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.4%
     7,650   International Game Technology (Baa3 Moodys)
               7.875% due 05/15/04.............................       7,809
     2,700   International Game Technology (Baa3 Moodys)
               8.375% due 05/15/09.............................       3,232
                                                                 ----------
                                                                     11,041
                                                                 ----------
             CONSTRUCTION -- 0.5%
     7,800   CRH America, Inc. (Baa1 Moodys)
               6.95% due 03/15/12..............................       8,800
     1,500   Chesapeake & Potomac Telephone Co. (Aa3 Moodys)
               8.30% due 08/01/31..............................       1,884
     3,500   Toll Corp. (Ba2 Moodys)
               8.25% due 02/01/11..............................       3,850
                                                                 ----------
                                                                     14,534
                                                                 ----------
             CONSUMER DURABLES -- 0.3%
     3,105   Corning, Inc. (Ba2 Moodys)
               8.30% due 04/04/25..............................       3,190
     6,250   Owens-Brockway (B1 Moodys)
               8.75% due 11/15/12..............................       6,961
                                                                 ----------
                                                                     10,151
                                                                 ----------
             CONSUMER NON-DURABLES -- 0.2%
     6,545   Xerox Corp. (B1 Moodys)
               9.75% due 01/15/09..............................       7,658
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
CORPORATE NOTES V  -- (CONTINUED)
DRUGS -- 0.3%
$    8,470   Wyeth (Baa1 Moodys)
               6.45% due 02/01/24..............................  $    8,680
             ELECTRICAL EQUIPMENT -- 0.7%
     8,125   PerkinElmer, Inc. (Ba3 Moodys)
               8.875% due 01/15/13.............................       9,303
     8,230   Rockwell International Corp. (A3 Moodys)
               5.20% due 01/15/98..............................       6,508
    +6,000   Rockwell International Corp. (A3 Moodys)
               6.70% due 01/15/28..............................       6,571
                                                                 ----------
                                                                     22,382
                                                                 ----------
             ENERGY & SERVICES -- 1.6%
     9,050   Anadarko Petroleum Corp. (Baa1 Moodys)
               5.375% due 03/01/07.............................       9,675
     7,935   Conoco, Inc. (A3 Moodys)
               5.90% due 04/15/04..............................       8,036
    +7,300   El Paso CGP Co. (Caa1 Moodys)
               7.625% due 09/01/08.............................       7,017
     5,000   Lasmo, Inc. (A1 Moodys)
               7.50% due 06/30/06..............................       5,585
     6,800   Occidental Petroleum Corp. (Baa1 Moodys)
               7.375% due 11/15/08.............................       7,844
     6,000   Pioneer Natural Resources Co. (Ba1 Moodys)
               7.20% due 01/15/28..............................       6,423
       250   Pioneer Natural Resources Co. (Ba1 Moodys)
               9.625% due 04/01/10.............................         311
     2,500   Union Oil Co. of California (Baa2 Moodys)
               9.375% due 02/15/11.............................       3,101
                                                                 ----------
                                                                     47,992
                                                                 ----------
             FINANCIAL SERVICES -- 1.4%
     9,035   AvalonBay Communities, Inc. (Baa1 Moodys)
               8.25% due 07/15/08..............................      10,624
     6,900   Bear Stearns Cos., Inc. (The) (A1 Moodys)
               5.70% due 11/15/14..............................       7,192
     6,300   Credit Suisse First Boston USA, Inc. (Aa3 Moodys)
               6.125% due 11/15/11.............................       6,859
     3,800   Duke Realty LP (Baa1 Moodys)
               5.25% due 01/15/10..............................       3,972
    @2,885   ERAC USA Finance Co. (Baa1 Moodys)
               8.25% due 05/01/05..............................       3,112

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             FINANCIAL SERVICES -- (CONTINUED)
$    5,700   ERP Operating LP (Baa1 Moodys)
               6.63% due 04/13/05..............................  $    6,040
     4,150   Goldman Sachs Group, Inc. (The) (Aa3 Moodys)
               5.25% due 04/01/13..............................       4,203
                                                                 ----------
                                                                     42,002
                                                                 ----------
             FOOD, BEVERAGE & TOBACCO -- 1.2%
    10,110   ConAgra Foods, Inc. (Baa1 Moodys)
               7.50% due 09/15/05..............................      10,984
     3,750   ConAgra Foods, Inc. (Baa1 Moodys)
               7.00% due 10/01/28..............................       4,121
     7,500   Delhaize America, Inc. (Ba1 Moodys)
               8.125% due 04/15/11.............................       8,625
    12,100   General Mills, Inc. (Baa2 Moodys)
               2.625% due 10/24/06.............................      12,034
                                                                 ----------
                                                                     35,764
                                                                 ----------
             FOREST & PAPER PRODUCTS -- 1.0%
     1,895   Champion International Corp. (Baa2 Moodys)
               7.20% due 11/01/26..............................       2,158
     3,005   Georgia-Pacific Corp. (Ba3 Moodys)
               7.25% due 06/01/28..............................       2,881
     5,600   International Paper Co. (Baa2 Moodys)
               6.875% due 04/15/29.............................       5,945
    12,100   Potlatch Corp. (Baa3 Moodys)
               12.50% due 12/01/09.............................      14,520
     4,200   Willamette Industries, Inc. (Baa2 Moodys)
               7.85% due 07/01/26..............................       4,744
                                                                 ----------
                                                                     30,248
                                                                 ----------
             HEALTH SERVICES -- 0.7%
    12,000   HCA, Inc. (Ba1 Moodys)
               6.95% due 05/01/12..............................      12,867
     6,540   Manor Care, Inc. (Ba1 Moodys)
               7.50% due 06/15/06..............................       7,096
     2,110   Tenet Healthcare Corp. (B1 Moodys)
               6.375% due 12/01/11.............................       2,026
                                                                 ----------
                                                                     21,989
                                                                 ----------
             INSURANCE -- 0.7%
     3,800   ACE INA Holdings, Inc. (A3 Moodys)
               8.20% due 08/15/04..............................       3,948
       700   Aetna, Inc. (Baa2 Moodys)
               7.375% due 03/01/06.............................         770
     5,400   Humana, Inc. (Baa3 Moodys)
               7.25% due 08/01/06..............................       5,900
    @3,500   Prudential Insurance Co. of America (A2 Moodys)
               6.375% due 07/26/06.............................       3,813

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
CORPORATE NOTES V  -- (CONTINUED)
             INSURANCE -- (CONTINUED)
$      500   Reliastar Financial Corp. (A1 Moodys)
               8.00% due 10/30/06..............................  $      565
     5,815   Wellpoint Health Networks, Inc. (Baa1 Moodys)
               6.375% due 06/15/06.............................       6,340
                                                                 ----------
                                                                     21,336
                                                                 ----------
             MEDIA & ENTERTAINMENT -- 2.8%
     2,780   AT&T Broadband (Baa3 Moodys)
               8.375% due 03/15/13.............................       3,401
    @2,700   COX Enterprises, Inc. (Baa1 Moodys)
               7.875% due 09/15/10.............................       3,198
     4,200   COX Radio, Inc. (Baa3 Moodys)
               6.375% due 05/15/05.............................       4,418
     7,500   CSC Holdings, Inc. (B1 Moodys)
               7.625% due 07/15/18.............................       7,875
     6,200   Clear Channel Communications, Inc. (Baa3 Moodys)
               6.00% due 11/01/06..............................       6,702
       500   Comcast Cable Communications (Baa3 Moodys)
               8.50% due 05/01/27..............................         641
     8,665   Continental Cablevision, Inc. (Baa3 Moodys)
               8.875% due 09/15/05.............................       9,562
     1,000   Continental Cablevision, Inc. (Baa3 Moodys)
               9.50% due 08/01/13..............................       1,155
    @5,200   Echostar DBS Corp. (Ba3 Moodys)
               5.75% due 10/01/08..............................       5,259
     8,880   Liberty Media Corp. (Baa3 Moodys)
               3.50% due 09/25/06..............................       8,924
     7,000   News America Holdings, Inc. (Baa3 Moodys)
               7.70% due 10/30/25..............................       8,153
    10,300   Time Warner Entertainment Co. (Baa1 Moodys)
               8.375% due 03/15/23.............................      12,763
     7,720   Time Warner, Inc. (Baa1 Moodys)
               7.25% due 10/15/17..............................       8,784
     5,040   Walt Disney Co. (The) (Baa1 Moodys)
               7.30% due 02/08/05..............................       5,345
                                                                 ----------
                                                                     86,180
                                                                 ----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.1%
     1,560   Omnicare, Inc. (Ba2 Moodys)
               6.125% due 06/01/13.............................       1,564
                                                                 ----------
             RESEARCH & TESTING FACILITIES -- 0.2%
     4,285   Quest Diagnostics, Inc. (Baa3 Moodys)
               6.75% due 07/12/06..............................       4,683
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             RETAIL -- 1.0%
$    8,400   Aramark Services, Inc. (Baa3 Moodys)
               7.10% due 12/01/06..............................  $    9,210
     8,400   Fred Meyer, Inc. (Baa3 Moodys)
               7.375% due 03/01/05.............................       8,899
     5,955   Penney (J.C.) Co., Inc. (Ba3 Moodys)
               7.65% due 08/15/16..............................       6,528
     4,965   Staples, Inc. (Baa2 Moodys)
               7.125% due 08/15/07.............................       5,463
                                                                 ----------
                                                                     30,100
                                                                 ----------
             SOFTWARE & SERVICES -- 0.1%
     3,000   Fiserv, Inc. (Baa2 Moodys)
               3.00% due 06/27/08..............................       2,870
                                                                 ----------
             TRANSPORTATION -- 2.1%
      +250   Boeing Capital Corp. (A3 Moodys)
               6.10% due 03/01/11..............................         270
   ##1,300   Delta Airlines, Inc. (B1 Moodys)
               10.50% due 04/30/16.............................       1,028
     6,300   Delta Airlines, Inc. (Baa2 Moodys)
               7.111% due 09/18/11.............................       6,353
     4,500   FedEx Corp. (Baa2 Moodys)
               6.625% due 02/12/04.............................       4,523
    10,920   Ford Motor Co. (Baa1 Moodys)
               6.625% due 10/01/28.............................      10,045
     3,650   General Dynamics Corp. (A2 Moodys)
               4.50% due 08/15/10..............................       3,731
    +8,000   General Motors Acceptance Corp. (Baa1 Moodys)
               7.20% due 01/15/11..............................       8,796
     7,900   Norfolk Southern Corp. (Baa1 Moodys)
               7.875% due 02/15/04.............................       7,951
    16,779   Northrop Grumman Corp. (Baa3 Moodys)
               8.625% due 10/15/04.............................      17,676
     4,348   U.S. Airways, Inc. (Baa3 Moodys)
               6.76% due 04/15/08..............................       3,797
                                                                 ----------
                                                                     64,170
                                                                 ----------
             U.S. GOVERNMENT AGENCIES -- 1.5%
     2,350   Federal Home Loan Bank (Aaa Moodys)
               6.241% due 02/20/07.............................       2,499
    +7,300   Federal Home Loan Mortgage Association (Aaa
               Moodys)
               3.125% due 08/25/06.............................       7,382
    31,300   Federal Home Loan Mortgage Association (Aaa
               Moodys)
               4.50% due 07/15/13..............................      30,923
    46,200   Tennessee Valley Linked Call Strips (Aaa Moodys)
               0.00% due 11/01/25..............................      10,937
                                                                 ----------
                                                                     51,741
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
CORPORATE NOTES V  -- (CONTINUED)
             UTILITIES -- 5.1%
$   +8,800   Allied Waste North America, Inc. (Ba3 Moodys)
               9.25% due 09/01/12..............................  $    9,988
     4,800   Browning-Ferris Industries, Inc. (Ba3 Moodys)
               6.375% due 01/15/08.............................       4,764
     8,530   Carolina Power & Light Co. (A3 Moodys)
               5.125% due 09/15/13.............................       8,637
     6,080   Carolina Power & Light Co. (A3 Moodys)
               6.125% due 09/15/33.............................       6,249
     1,750   Cleveland Electric Illuminating Co. (Aaa Moodys)
               7.13% due 07/01/07..............................       1,967
     9,960   Commonwealth Edison Co. (A3 Moodys)
               4.70% due 04/15/15..............................       9,697
     4,150   Consolidated Edison Co. of New York (A1 Moodys)
               5.875% due 04/01/33.............................       4,205
     8,225   Consolidated Natural Gas Co. (A3 Moodys)
               5.375% due 11/01/06.............................       8,817
     5,575   Consumers Energy Co. (Baa3 Moodys)
               6.25% due 09/15/06..............................       6,020
     3,875   Detroit Edison Co. (The) (A3 Moodys)
               6.125% due 10/01/10.............................       4,251
     6,000   Duke Energy Corp. (A3 Moodys)
               3.75% due 03/05/08..............................       6,047
     8,600   FPL Group Capital, Inc. (A2 Moodys)
               3.25% due 04/11/06..............................       8,750
    @3,950   International Transmission Co. (Baa1 Moodys)
               4.45% due 07/15/13..............................       3,813
     1,475   Kansas Gas & Electric Co. (Ba1 Moodys)
               6.20% due 01/15/06..............................       1,558
       780   Kansas Gas & Electric Co. (Ba2 Moodys)
               8.29% due 03/29/16..............................         813
     8,740   Kinder Morgan, Inc. (Baa2 Moodys)
               6.65% due 03/01/05..............................       9,231
     5,000   Northern States Power Co. (A3 Moodys)
               2.875% due 08/01/06.............................       5,019
     7,750   Northern States Power Co. (A3 Moodys)
               8.00% due 08/28/12..............................       9,449
    @4,150   Northwestern Corp. (Not Rated)
               7.30% due 12/01/06..............................       4,249
     7,300   PacifiCorp. (A3 Moodys)
               5.45% due 09/15/13..............................       7,574
     3,100   PacifiCorp. (A3 Moodys)
               6.12% due 01/15/06..............................       3,328
     4,850   Public Service Co. of Colorado (Baa1 Moodys)
               4.875% due 03/01/13.............................       4,848

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             UTILITIES -- (CONTINUED)
$    4,000   Public Service Electric & Gas Co. (Aaa Moodys)
               7.00% due 09/01/24..............................  $    4,119
     7,300   Public Service Enterprise GP (A3 Moodys)
               5.375% due 09/01/13.............................       7,530
    11,050   Southern California Edison (Baa2 Moodys)
               8.00% due 02/15/07..............................      12,638
       850   Tennessee Gas Pipeline Co. (B1 Moodys)
               7.00% due 10/15/28..............................         808
       500   Tennessee Gas Pipeline Co. (B1 Moodys)
               7.50% due 04/01/17..............................         516
    @4,150   Texas-New Mexico Power Co. (Baa3 Moodys)
               6.125% due 06/01/08.............................       4,176
     1,560   Westar Energy, Inc. (Ba1 Moodys)
               8.50% due 07/01/22..............................       1,642
                                                                 ----------
                                                                    160,703
                                                                 ----------
             Total corporate notes.............................  $  800,552
                                                                 ==========
FOREIGN/YANKEE BONDS & NOTES V  -- 11.3%
             BANKS -- 0.9%
$    4,980   Abbey National PLC (A1 Moodys)
               6.69% due 10/17/05..............................  $    5,386
   +20,750   Kreditanstalt fuer Wiederaufbau (Aaa Moodys)
               2.60% due 03/15/06..............................      20,779
                                                                 ----------
                                                                     26,165
                                                                 ----------
             CHEMICALS -- 0.1%
    @4,370   Rhodia S.A. (Caa1 Moodys)
               8.875% due 06/01/11.............................       4,020
                                                                 ----------
             COMMUNICATIONS -- 1.7%
    10,200   BT Group PLC (Baa1 Moodys)
               8.875% due 12/15/30.............................      13,338
     8,400   Deutsche Telekom International Finance BV (Baa3
               Moodys)
               8.25% due 06/15/05..............................       9,112
     4,725   Deutsche Telekom International Finance BV (Baa3
               Moodys)
               8.75% due 06/15/30..............................       6,036
  @@L3,295   KPNQwest N.V. (Default) 8.125% due 06/01/09.......          --
  ##L1,765   Marconi Corp., PLC (Default) 10.00% due
               10/31/08........................................       1,853
  ##L4,070   Marconi Corp., PLC (Default) 8.00% due 04/30/08...       4,131
     1,925   Nortel Networks Corp. (B3 Moodys)
               4.25% due 09/01/08..............................       1,822
     2,150   Rogers Cable, Inc. (Ba2 Moodys)
               6.25% due 06/15/13..............................       2,166

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNTI                                                          VALUE #
----------                                                       ----------
FOREIGN/YANKEE BONDS & NOTES V  -- (CONTINUED)
             COMMUNICATIONS -- (CONTINUED)
     7,500   TELUS Corp. (Ba1 Moodys)
               8.00% due 06/01/11..............................  $    8,770
     4,990   Telefonica Europe BV (A3 Moodys)
               7.35% due 09/15/05..............................       5,415
                                                                 ----------
                                                                     52,643
                                                                 ----------
             ENERGY & SERVICES -- 1.5%
     2,130   Burlington Resources Finance Co. (Baa1 Moodys)
               6.50% due 12/01/11..............................       2,379
     9,540   Burlington Resources Finance Co. (Baa1 Moodys)
               6.68% due 02/15/11..............................      10,722
     3,470   EnCana Corp. (Baa1 Moodys)
               6.30% due 11/01/11..............................       3,836
     9,000   EnCana Corp. (Baa1 Moodys)
               7.20% due 11/01/31..............................      10,476
     6,000   Pemex Project Funding Master Trust Co. (Baa1
               Moodys)
               7.875% due 02/01/09.............................       6,774
     4,635   Petro-Canada (Baa2 Moodys)
               5.35% due 07/15/33..............................       4,143
     6,400   Repsol YPF S.A. (Baa2 Moodys)
               7.45% due 07/15/05..............................       6,881
                                                                 ----------
                                                                     45,211
                                                                 ----------
             FINANCIAL SERVICES -- 0.5%
     4,460   Abbey National PLC (A1 Moodys)
               6.70% due 06/29/49..............................       4,931
     6,000   Pemex Finance Ltd. (Baa1 Moodys)
               9.69% due 08/15/09..............................       7,128
     4,000   UFJ Finance Aruba AEC (Baa1 Moodys)
               6.75% due 07/15/13..............................       4,266
                                                                 ----------
                                                                     16,325
                                                                 ----------
             FOOD, BEVERAGE & TOBACCO -- 0.4%
    11,500   Cadbury Schweppes Finance PLC (Baa2 Moodys)
               5.00% due 06/26/07..............................      12,046
                                                                 ----------
             FOREIGN GOVERNMENTS -- 4.2%
EUR 55,325   Bundesobligation (Aaa Moodys)
               3.50% due 10/10/08..............................      69,777
    +9,200   Mexico Government International Bond (Baa2 Moodys)
               4.625% due 10/08/08.............................       9,315
AUD 44,520   Queensland Treasury Corp. (Aaa Moodys)
               6.50% due 06/14/05..............................      33,907
     5,285   Republic of Panama (Ba1 Moodys)
               9.625% due 02/08/11.............................       6,104

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             FOREIGN GOVERNMENTS -- (CONTINUED)
$    3,875   Republic of Philippines (Ba1 Moodys)
               10.625% due 03/16/25............................  $    4,311
     5,230   Russia Government International Bond (Baa3 Moodys)
               8.25% due 03/31/30..............................       5,845
                                                                 ----------
                                                                    129,259
                                                                 ----------
             FOREST & PAPER PRODUCTS -- 0.1%
     2,750   Abitibi Consolidated, Inc. (Ba1 Moodys)
               8.30% due 08/01/05..............................       2,910
       250   Abitibi-Consolidated, Inc. (Ba1 Moodys)
               8.85% due 08/01/30..............................         270
                                                                 ----------
                                                                      3,180
                                                                 ----------
             MACHINERY -- 0.2%
    @5,550   Fondo LatinoAmericano De Reservas (Aa2 Moodys)
               3.00% due 08/01/06..............................       5,515
                                                                 ----------
             MEDIA & ENTERTAINMENT -- 0.1%
     3,660   Shaw Communications, Inc. (Ba2 Moodys)
               8.25% due 04/11/10..............................       4,145
                                                                 ----------
             METALS, MINERALS & MINING -- 0.7%
     7,200   Inco Ltd. (Baa3 Moodys)
               7.75% due 05/15/12..............................       8,399
    @4,200   Placer Dome, Inc. (Baa2 Moodys)
               6.45% due 10/15/35..............................       4,296
     7,300   Placer Dome, Inc. (Baa2 Moodys)
               7.125% due 06/15/07.............................       8,130
                                                                 ----------
                                                                     20,825
                                                                 ----------
             TRANSPORTATION -- 0.9%
   @10,500   Hutchison Whampoa International Ltd. (A3 Moodys)
               6.25% due 01/24/14..............................      10,662
   @15,450   Hutchison Whampoa International Ltd. (A3 Moodys)
               7.45% due 11/24/33..............................      16,092
                                                                 ----------
                                                                     26,754
                                                                 ----------
             Total foreign/yankee bonds & notes................  $  346,088
                                                                 ==========
MUNICIPAL BONDS V  -- 0.5%
$   15,200   Illinois State (Aa3 Moodys)
               5.10% due 06/01/33..............................  $   13,976
                                                                 ----------
             Total municipal bonds.............................  $   13,976
                                                                 ==========
  SHARES
----------
PREFERRED STOCKS -- 0.1%
             CONSUMER NON-DURABLES -- 0.1%
       @53   Xerox Corp........................................  $    4,259
                                                                 ----------
             Total preferred stocks............................  $    4,259
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------


WxPrincipalMarketAMOUNT                                           VALUE #
------------                                                    -----------
U.S. TREASURIES & FEDERAL AGENCIES -- 50.0%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 1.0%
$     29,818 5.50% due 03/01/33 -- 06/01/33.................... $    30,193
                                                                -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 20.1%
     143,196 5.00% due 04/01/18 -- 07/01/33....................     144,428
     198,207 5.50% due 10/01/32 -- 12/01/33....................     200,888
     206,463 6.00% due 07/01/12 -- 12/01/33....................     213,767
         251 6.30% due 04/01/08................................         275
      48,654 6.50% due 11/01/14 -- 01/01/33....................      50,901
       5,618 7.50% due 10/01/22 -- 09/01/31....................       6,004
                                                                -----------
                                                                    616,263
                                                                -----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 6.6%
      86,688 5.50% due 11/15/32 -- 08/15/33....................      88,222
      24,877 6.00% due 01/15/32 -- 10/15/32....................      25,881
      83,698 6.50% due 02/15/28 -- 06/15/32....................      88,283
         336 7.00% due 06/20/30................................         357
                                                                -----------
                                                                    202,743
                                                                -----------
            U.S. TREASURY BONDS -- 4.6%
    +123,100 6.25% due 08/15/23................................     140,310
            U.S. TREASURY NOTES -- 17.7%
    +139,675 1.875% due 11/30/05...............................     139,937
      +1,970 3.125% due 09/15/08...............................       1,969
     +93,090 3.25% due 08/15/08................................      93,657
     +87,205 3.375% due 12/15/08...............................      87,798
        +580 4.25% due 11/15/13................................         579
     +57,675 4.375% due 05/15/07...............................      61,075
    +146,925 5.00% due 02/15/11................................     157,789
                                                                -----------
                                                                    542,804
                                                                -----------
            Total U.S. treasuries & federal agencies..........  $ 1,532,313
                                                                ===========
   SHARES
------------
WARRANTS -- 0.0%
            COMMUNICATIONS -- 0.0%
      *##@@1 Iridium World Communications, Inc................. $        --
                                                                -----------
            Total warrants....................................  $        --
                                                                ===========
SHORT-TERM SECURITIES -- 27.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 24.5%
     750,359 State Street Navigator Securities Lending Prime
              Portfolio.......................................  $   750,359
 PRINCIPAL
   AMOUNT
------------
            REPURCHASE AGREEMENTS -- 2.7%
$     82,929 Joint Repurchase Agreement (See Note 2(d)) 0.84%
              due 01/02/04....................................       82,929
                                                                -----------
            Total short-term securities.......................  $   833,288
                                                                ===========



                                                   MARKET
                                                  VALUE #
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage
  obligations (cost $233,723)..........    7.6%  $  233,543
Total common stocks (cost $7,719)......    0.4       13,671
Total convertible bonds (cost
  $7,441)..............................    0.3        7,884
Total corporate notes (cost
  $767,246)............................   26.1      800,552
Total foreign/yankee bonds & notes
  (cost $332,285)......................   11.3      346,088
Total municipal bonds (cost $15,200)...    0.5       13,976
Total preferred stocks (cost $2,670)...    0.1        4,259
Total U.S. treasuries & federal
  agencies (cost $1,526,969)...........   50.0    1,532,313
Total warrants (cost $97)..............    0.0           --
Total short-term securities (cost
  $833,288)............................   27.2      833,288
                                         -----   ----------
Total investment in securities (total
  cost $3,726,638) -- including
  $735,598 of securities loaned (See
  Note 2(i))...........................  123.5    3,785,574
Cash, receivables and other assets.....    2.0       62,799
Payable for securities purchased.......   (1.0)     (30,360)
Securities lending collateral payable
  to brokers (See Note 2(i))...........  (24.5)    (750,359)
Other liabilities......................   (0.0)        (543)
                                         -----   ----------
Net assets.............................  100.0%  $3,067,111
                                         =====   ==========



SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  5,000,000 shares
  authorized; 249,298 shares outstanding.......  $      249
Paid in capital................................   2,790,919
Accumulated net investment income..............     149,925
Accumulated net realized gain on investments...      66,843
Unrealized appreciation on investments.........      58,936
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g))@@@........           4
Unrealized appreciation on other assets and
  liabilities in foreign currencies............         235
                                                 ----------
Net assets.....................................  $3,067,111
                                                 ==========



Class IA
  Net asset value per share ($2,332,343 / 189,300
    shares outstanding) (4,400,000 shares
    authorized)...................................  $12.32
                                                    ======
Class IB
  Net asset value per share ($734,768 / 59,998
    shares outstanding) (600,000 shares
    authorized)...................................  $12.25
                                                    ======


The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------


  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 11.7% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $91,188 or 3.0% of net assets. (See Note 2(m)).

   ## Illiquid Securities. At December 31, 2003, the market value of these securities amounted to $10,927 or 0.4% of net assets (See Note 2(m)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.
         AUD -- Australian Dollar
         EUR -- Euro

    V  The bond ratings are unaudited.

    L  Debt securities are in default due to bankruptcy.


     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Sell)             $716               $720           1/2/2004               $4
                                                                                          ==

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                     MARKET
   SHARES                                                            VALUE #
------------                                                       -----------
COMMON STOCKS -- 95.8%
               BANKS -- 10.6%
      +4,411   Bank One Corp. ...................................  $   201,088
       5,762   Citigroup, Inc. ..................................      279,683
       1,941   Countrywide Credit Industries, Inc. ..............      147,240
       2,417   Federal Home Loan Mortgage Association............      140,977
       2,350   Fleet Boston Financial Corp. .....................      102,578
       1,000   Golden West Financial Corp. ......................      103,190
      -2,000   UBS AG............................................      136,883
                                                                   -----------
                                                                     1,111,639
                                                                   -----------
               BUSINESS SERVICES -- 1.0%
       2,200   Manpower, Inc. ...................................      103,576
                                                                   -----------
               CHEMICALS -- 0.8%
      -1,311   Shin-Etsu Chemical Co., Ltd. .....................       53,839
      -7,358   Sumitomo Chemical Co., Ltd. ......................       30,358
                                                                   -----------
                                                                        84,197
                                                                   -----------
               COMMUNICATIONS -- 9.6%
      +3,935   America Movil S.A. de C.V., ADR...................      107,594
     *14,692   MTN Group Ltd. ...................................       62,619
       9,572   Motorola, Inc. ...................................      134,671
     *+1,430   NTL, Inc. ........................................       99,736
     *16,500   Nextel Communications, Inc., Class A..............      462,987
     *19,565   Nortel Networks Corp. ............................       82,758
       +-893   Telenor ASA.......................................        5,854
       5,050   Telkom S.A., Ltd. ................................       52,544
                                                                   -----------
                                                                     1,008,763
                                                                   -----------
               COMPUTERS & OFFICE EQUIPMENT -- 5.4%
       2,513   3M Co. ...........................................      213,680
      *5,000   Cisco Systems, Inc. ..............................      121,450
     -16,913   HON HAI Precision Industry........................       66,443
       1,746   International Business Machines Corp. ............      161,829
                                                                   -----------
                                                                       563,402
                                                                   -----------
               CONSUMER DURABLES -- 1.0%
    *+10,000   Corning, Inc. ....................................      104,300
                                                                   -----------
               CONSUMER NON-DURABLES -- 6.7%
      +1,500   Cardinal Health, Inc. ............................       91,740
       4,450   McKesson Corp. ...................................      143,109
      *4,430   Medco Health Solutions, Inc. .....................      150,566
     +10,255   Tyco International Ltd. ..........................      271,752
     *+3,541   Xerox Corp. ......................................       48,859
                                                                   -----------
                                                                       706,026
                                                                   -----------
               DRUGS -- 3.6%
      *3,622   Biovail Corp. ....................................       77,841
      *2,272   Forest Laboratories, Inc. ........................      140,391
      *2,804   IVAX Corp. .......................................       66,948
      *2,624   King Pharmaceuticals, Inc. .......................       40,042
       1,155   Merck & Co., Inc. ................................       53,366
                                                                   -----------
                                                                       378,588
                                                                   -----------
               ELECTRONICS -- 3.1%
       1,149   Emerson Electric Co. .............................       74,424
        -652   Samsung Electronics...............................      246,880
                                                                   -----------
                                                                       321,304
                                                                   -----------

                                                                     MARKET
   SHARES                                                            VALUE #
------------                                                       -----------
               ENERGY & SERVICES -- 9.9%
       1,668   Anadarko Petroleum Corp. .........................  $    85,069
       1,856   Burlington Resources, Inc. .......................      102,763
    @-o3,371   CONSOL Energy, Inc., PIPE.........................       78,585
      +2,122   China Petroleum & Chemical Corp., H Shares, ADR...       94,242
      +3,500   Halliburton Co. ..................................       91,000
       1,330   Peabody Energy Corp. .............................       55,478
       5,029   Petroleo Brasileiro S.A., ADR.....................      134,062
      +9,500   Sasol Ltd., ADR...................................      137,655
        *491   Transocean, Inc. .................................       11,789
       1,600   Valero Energy Corp. ..............................       74,135
       6,033   XTO Energy, Inc. .................................      170,733
                                                                   -----------
                                                                     1,035,511
                                                                   -----------
               FINANCIAL SERVICES -- 1.1%
      -3,885   Amvescap PLC......................................       28,396
        -297   Orix Corp. .......................................       24,633
  * @-o2,186   Spirit Finance Corp. .............................       21,857
       7,585   Standard Bank Group Ltd. .........................       44,520
                                                                   -----------
                                                                       119,406
                                                                   -----------
               FOOD, BEVERAGE & TOBACCO -- 2.8%
       2,854   Altria Group, Inc. ...............................      155,326
       4,208   Bunge Ltd. .......................................      138,531
                                                                   -----------
                                                                       293,857
                                                                   -----------
               FOREST & PAPER PRODUCTS -- 3.3%
       3,021   Kimberly-Clark Corp. .............................      178,499
      *8,924   Smurfit-Stone Container Corp. ....................      165,726
                                                                   -----------
                                                                       344,225
                                                                   -----------
               HEALTH SERVICES -- 1.4%
       3,444   HCA, Inc. ........................................      147,959
                                                                   -----------
               INSURANCE -- 5.4%
       6,500   Ace Ltd. .........................................      269,230
         548   Ambac Financial Group, Inc. ......................       38,040
         374   American International Group, Inc. ...............       24,803
       1,853   Marsh & McLennan Cos., Inc. ......................       88,721
      +3,664   St. Paul Cos., Inc. (The).........................      145,289
                                                                   -----------
                                                                       566,083
                                                                   -----------
               MACHINERY -- 1.9%
       2,272   Deere (John) & Co. ...............................      147,813
      +1,942   Pall Corp. .......................................       52,098
                                                                   -----------
                                                                       199,911
                                                                   -----------
               MEDIA & ENTERTAINMENT -- 4.2%
      *3,605   Comcast Corp., Special Class A ...................      112,774
     *+3,053   Interactive Data Corp. ...........................      103,588
      *5,000   Liberty Media Corp., Class A......................       59,450
      *9,196   Time Warner, Inc. ................................      165,440
                                                                   -----------
                                                                       441,252
                                                                   -----------
               MEDICAL INSTRUMENTS & SUPPLIES -- 1.3%
       2,235   Guidant Corp. ....................................      134,535
                                                                   -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                     MARKET
   SHARES                                                            VALUE #
------------                                                       -----------
COMMON STOCKS -- (CONTINUED)
METALS,
MINERALS &
MINING -- 8.8%
      +2,800   Alcoa, Inc. ......................................  $   106,400
        +555   AngloGold Ltd., ADR...............................       25,900
      +2,049   Companhia Vale do Rio Doce ADR....................      119,881
       2,238   Engelhard Corp. ..................................       67,016
      +3,439   Falconbridge Ltd. ................................       83,462
         621   Freeport-McMoRan Copper & Gold, Inc., Class B.....       26,180
     *+1,552   International Steel Group, Inc. ..................       60,434
      -6,185   Rio Tinto PLC.....................................      170,222
      +4,351   Teck Cominco Ltd. ................................       73,833
       2,680   United States Steel Corp. ........................       93,836
      -5,183   WMC Ltd. .........................................       25,699
    *-17,247   WMC Resources Ltd. ...............................       73,430
                                                                   -----------
                                                                       926,293
                                                                   -----------
               REAL ESTATE INVESTMENT TRUST -- 0.6%
       1,705   iStar Financial, Inc. ............................       66,332
                                                                   -----------
               RETAIL -- 4.7%
      +7,724   Gap, Inc. (The)...................................      179,267
     *+1,830   Neiman Marcus Group, Inc. ........................       98,227
       4,543   Penney (J.C.) Co., Inc. ..........................      119,380
       4,128   TJX Cos., Inc. (The)..............................       91,011
                                                                   -----------
                                                                       487,885
                                                                   -----------
               SOFTWARE & SERVICES -- 1.8%
      *2,257   Computer Sciences Corp. ..........................       99,809
      *5,360   VeriSign, Inc. ...................................       87,375
                                                                   -----------
                                                                       187,184
                                                                   -----------
               TRANSPORTATION -- 4.2%
       2,176   CSX Corp. ........................................       78,213
       2,343   Honeywell International, Inc. ....................       78,316
       3,264   Sabre Holdings Corp. .............................       70,461
      -6,182   Toyota Motor Corp. ...............................      211,444
                                                                   -----------
                                                                       438,434
                                                                   -----------
               UTILITIES -- 2.6%
         900   FPL Group, Inc. ..................................       58,878
          93   Norsk Hydro ADR...................................        5,760
      +2,898   TXU Corp. ........................................       68,741
       4,909   Waste Management, Inc. ...........................      145,306
                                                                   -----------
                                                                       278,685
                                                                   -----------
               Total common stocks...............................  $10,049,347
                                                                   ===========
WARRANTS -- 0.3%
               COMMUNICATIONS -- 0.3%
      *4,983   Icici Bank Ltd. ..................................  $    32,289
                                                                   -----------
               Total warrants....................................  $    32,289
                                                                   ===========

                                                                     MARKET
   SHARES                                                            VALUE #
------------                                                       -----------
SHORT-TERM SECURITIES -- 8.0%
               INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
               SECURITIES -- 4.7%
           1   Federated Prime Cash Obligation Fund..............  $         1
          12   Federated Prime Obligation Fund...................           12
        @@--   Provident Temp Fund...............................           --
     144,661   Provident TempCash Fund...........................      144,661
      10,372   Reserve Primary Fund..............................       10,372
          11   Scudder Money Market Fund.........................           11
     341,460   UBS Private Money Market Fund.....................      341,460
           2   UBS Select Money Market Fund......................            2
                                                                   -----------
                                                                       496,519
                                                                   -----------
 PRINCIPAL
   AMOUNT
------------
               REPURCHASE AGREEMENTS -- 3.3%
$    341,239   Joint Repurchase Agreement (See Note 2(d)) 0.833%
                 due 01/02/04....................................      341,239
                                                                   -----------
               Total short-term securities.......................  $   837,758
                                                                   ===========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $8,001,893)....   95.8%  $ 10,049,347
Total warrants (cost $20,287)............    0.3         32,289
Total short-term securities (cost
  $837,758)..............................    8.0        837,758
                                           -----   ------------
Total investment in securities (total
  cost $8,859,938) -- including $478,374
  of securities loaned (See Note 2(i))...  104.1     10,919,394
Cash, receivables and other assets.......    1.5        160,247
Payable for securities purchased.........   (0.9)       (85,848)
Payable for Fund shares redeemed.........   (0.0)        (4,259)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (4.7)      (496,519)
Other liabilities........................   (0.0)          (867)
                                           -----   ------------
Net assets...............................  100.0%  $ 10,492,148
                                           =====   ============


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  5,000,000 shares authorized; 233,750 shares
  outstanding....................................  $       234
Paid in capital..................................    9,727,732
Accumulated net investment income................        2,152
Accumulated net realized loss on investments.....   (1,297,379)
Unrealized appreciation on investments...........    2,059,456
Unrealized depreciation on forward foreign
  currency contracts (See Note 2(g)) @@@.........          (81)
Unrealized appreciation on other assets and
  liabilities in foreign currencies..............           34
                                                   -----------
Net assets.......................................  $10,492,148
                                                   ===========


Class IA
  Net asset value per share ($8,912,749 / 198,466
    shares outstanding) (4,250,000 shares
    authorized).......................................  $44.91
                                                        ======
Class IB
  Net asset value per share ($1,579,399 / 35,284
    shares outstanding) (750,000 shares authorized)...  $44.76
                                                        ======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------


  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 21.1% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $100,442 or 1.0% of net assets (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $1,174,523 which represents 11.2% of total net assets.

    o  Private placement.
         PIPE = Private Investment Public Equity

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or Market Value round to zero.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Australian Dollar (Buy)         $  884             $  882          1/6/2004              $  2
Australian Dollar (Buy)            907                895          1/2/2004                12
British Pound (Buy)                934                925          1/2/2004                 9
British Pound (Buy)              4,043              4,019          1/5/2004                24
Canadian Dollars (Buy)             177                177          1/6/2004                --
Canadian Dollars (Buy)           2,435              2,433          1/5/2004                 2
Canadian Dollars (Buy)           2,774              2,739          1/2/2004                35
Japanese Yen (Buy)               3,389              3,395          1/7/2004                (6)
Japanese Yen (Buy)               4,720              4,728          1/5/2004                (8)
Japanese Yen (Buy)               6,743              6,758          1/6/2004               (15)
Norwegian Krone (Sell)           2,572              2,532          1/2/2004               (40)
Norwegian Krone (Sell)           5,665              5,591          1/5/2004               (74)
Norwegian Krone (Sell)           8,778              8,691          1/6/2004               (87)
South African Rands (Buy)           98                 97          1/6/2004                 1
South African Rands (Buy)          234                229          1/5/2004                 5
South African Rands (Buy)          279                281          1/7/2004                (2)
South African Rands (Buy)          333                337          1/8/2004                (4)
South African Rands (Buy)        1,967              1,902          1/2/2004                65
                                                                                         ----
                                                                                         $(81)
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
COMMON STOCKS -- 95.7%
            BANKS -- 13.5%
     300    Bank One Corp. ...................................  $  13,695
     270    Bank of America Corp. ............................     21,676
      71    Capital One Financial Corp. ......................      4,376
     710    Citigroup, Inc. ..................................     34,461
     197    Countrywide Credit Industries, Inc. ..............     14,948
     110    Federal National Mortgage Association.............      6,421
     244    Federal National Mortgage Association.............     18,307
                                                                ---------
                                                                  113,884
                                                                ---------
            BUSINESS SERVICES -- 1.5%
    *235    Cendant Corp. ....................................      5,229
      89    Omnicom Group, Inc. ..............................      7,751
                                                                ---------
                                                                   12,980
                                                                ---------
            CHEMICALS -- 1.4%
     132    Avery Dennison Corp. .............................      7,378
     113    Dow Chemical Co. (The)............................      4,689
                                                                ---------
                                                                   12,067
                                                                ---------
            COMMUNICATIONS -- 3.8%
     347    AT&T Corp. .......................................      7,038
     713    Motorola, Inc. ...................................     10,036
    *406    Nextel Communications, Inc., Class A..............     11,387
     144    SBC Communications, Inc. .........................      3,741
                                                                ---------
                                                                   32,202
                                                                ---------
            COMPUTERS & OFFICE EQUIPMENT -- 5.9%
    *932    Cisco Systems, Inc. ..............................     22,642
    *278    Dell, Inc. .......................................      9,450
     187    International Business Machines Corp. ............     17,359
                                                                ---------
                                                                   49,451
                                                                ---------
            CONSUMER DURABLES -- 0.6%
      45    Johnson Controls, Inc. ...........................      5,260
                                                                ---------
            CONSUMER NON-DURABLES -- 5.4%
     449    Gillette Co. (The)................................     16,481
     120    McKesson Corp. ...................................      3,872
    *294    Medco Health Solutions, Inc. .....................      9,996
     102    Procter & Gamble Co. (The)........................     10,208
     166    Supervalu. Inc. ..................................      4,737
                                                                ---------
                                                                   45,294
                                                                ---------
            DRUGS -- 8.3%
     238    Abbott Laboratories...............................     11,105
     *61    Cephalon, Inc. ...................................      2,929
     150    Eli Lilly & Co. ..................................     10,531
    *200    Genzyme Corp. ....................................      9,873
    *468    King Pharmaceuticals, Inc. .......................      7,134
      78    Merck & Co., Inc. ................................      3,585
     421    Pfizer, Inc. .....................................     14,887
     558    Schering-Plough Corp. ............................      9,705
                                                                ---------
                                                                   69,749
                                                                ---------

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
            ELECTRONICS -- 5.2%
    *342    Altera Corp. .....................................  $   7,772
     403    General Electric Co. .............................     12,470
      84    Intel Corp. ......................................      2,702
    *168    National Semiconductor Corp. .....................      6,629
     356    Texas Instruments, Inc. ..........................     10,468
     *90    Xilinx, Inc. .....................................      3,498
                                                                ---------
                                                                   43,539
                                                                ---------
            ENERGY & SERVICES -- 4.2%
      54    ChevronTexaco Corp. ..............................      4,631
     147    Conoco, Inc. .....................................      9,665
     324    Exxon Mobil Corp. ................................     13,264
     214    Unocal Corp. .....................................      7,863
                                                                ---------
                                                                   35,423
                                                                ---------
            FINANCIAL SERVICES -- 2.7%
      99    Franklin Resources, Inc. .........................      5,175
      38    Goldman Sachs Group, Inc. (The)...................      3,762
     239    Merrill Lynch & Co., Inc. ........................     14,041
                                                                ---------
                                                                   22,978
                                                                ---------
            FOOD, BEVERAGE & TOBACCO -- 4.7%
     391    Altria Group, Inc. ...............................     21,272
     355    Coca-Cola Co. (The)...............................     18,011
                                                                ---------
                                                                   39,283
                                                                ---------
            FOREST & PAPER PRODUCTS -- 3.3%
     124    International Paper Co. ..........................      5,346
     145    Kimberly-Clark Corp. .............................      8,574
     213    Weyerhaeuser Co. .................................     13,606
                                                                ---------
                                                                   27,526
                                                                ---------
            INSURANCE -- 4.7%
      72    Ambac Financial Group, Inc. ......................      5,006
     *54    Anthem, Inc. .....................................      4,058
     143    MBIA, Inc. .......................................      8,488
     318    St. Paul Cos., Inc. (The).........................     12,613
     119    XL Capital Ltd., Class A..........................      9,236
                                                                ---------
                                                                   39,401
                                                                ---------
            MACHINERY -- 0.8%
     163    Graco, Inc. ......................................      6,528
                                                                ---------
            MEDIA & ENTERTAINMENT -- 4.5%
    *268    Comcast Corp. ....................................      8,818
    *237    Comcast Corp. ....................................      7,398
      88    Gannett Co., Inc. ................................      7,873
    *774    Time Warner, Inc. ................................     13,919
                                                                ---------
                                                                   38,008
                                                                ---------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.7%
     240    Guidant Corp. ....................................     14,466
                                                                ---------
            METALS, MINERALS & MINING -- 0.8%
      95    Fortune Brands, Inc. .............................      6,763
                                                                ---------
            RETAIL -- 5.0%
     166    CVS Corp. ........................................      6,010
     282    Dollar General Corp. .............................      5,917

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
     199    Federated Department Stores, Inc. ................  $   9,388
     355    Gap, Inc. (The)...................................      8,240
     140    Lowe's Cos., Inc. ................................      7,782
      88    Wal-Mart Stores, Inc. ............................      4,645
                                                                ---------
                                                                   41,982
                                                                ---------
            RUBBER & PLASTICS PRODUCTS -- 0.6%
      78    NIKE, Inc., Class B...............................      5,312
                                                                ---------
            SOFTWARE & SERVICES -- 7.7%
      90    Adobe Systems, Inc. ..............................      3,525
     404    First Data Corp. .................................     16,582
     170    IMS Health, Inc. .................................      4,214
     *62    Intuit, Inc. .....................................      3,275
   1,348    Microsoft Corp. ..................................     37,116
                                                                ---------
                                                                   64,712
                                                                ---------
            TRANSPORTATION -- 6.0%
     190    CSX Corp. ........................................      6,811
     134    Dana Corp. .......................................      2,450
      84    FedEx Corp. ......................................      5,677
     173    General Dynamics Corp. ...........................     15,674
      25    General Motors Corp. .............................      1,340
     196    United Technologies Corp. ........................     18,565
                                                                ---------
                                                                   50,517
                                                                ---------
            UTILITIES -- 3.4%
      67    Ameren Corp. .....................................      3,087
    *325    Citizens Communications Co. ......................      4,030
     216    Exelon Corp. .....................................     14,353
     129    TXU Corp. ........................................      3,069
     118    Waste Management, Inc. ...........................      3,493
                                                                   28,032
                                                                ---------
            Total common stocks...............................  $ 805,357
                                                                =========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 4.5%
            REPURCHASE AGREEMENTS -- 4.5%
 $37,851    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................  $  37,851
                                                                ---------
            Total short-term securities.......................  $  37,851
                                                                =========

                                                   MARKET
                                                   VALUE #
                                                  ---------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $704,872).....   95.7%  $ 805,357
Total short-term securities (cost
  $37,851)..............................    4.5      37,851
                                          -----   ---------
Total investment in securities (total
  cost $742,723)........................  100.2     843,208
Cash, receivables and other assets......    0.4       3,308
Payable for securities purchased........   (0.6)     (4,774)
Other liabilities.......................    0.0         (44)
                                          -----   ---------
Net assets..............................  100.0%  $ 841,698
                                          =====   =========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,500,000 shares authorized; 75,213 shares
  outstanding...................................  $      75
Paid in capital.................................    920,783
Accumulated net investment income...............        422
Accumulated net realized loss on investments....   (181,333)
Unrealized appreciation on investments..........    100,485
Unrealized appreciation on futures
  contracts ++..................................      1,266
                                                  ---------
Net assets......................................  $ 841,698
                                                  =========


Class IA
  Net asset value per share ($685,888 / 61,224
    shares outstanding) (3,300,000 shares
    authorized)...................................  $11.20
                                                    ======
Class IB
  Net asset value per share ($155,810 / 13,989
    shares outstanding) (200,000 shares
    authorized)...................................  $11.14
                                                    ======


    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

   ++ The Fund had 108 Standard & Poor's 500 March 2004 Futures contracts open as of December 31, 2003. These contracts had a value of $29,986 as of December 31, 2003 and were collateralized by $1,728 of cash.

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 95.6%
            BANKS -- 9.6%
  1,611     Bank One Corp. ...................................  $   73,450
     41     Bank of America Corp. ............................       3,298
  2,887     Citigroup, Inc. ..................................     140,128
    587     Comerica, Inc. ...................................      32,890
  1,033     Federal Home Loan Mortgage Association............      60,262
   +421     HSBC Holdings PLC, ADR............................      33,162
  1,361     Synovus Financial Corp. ..........................      39,349
    592     U.S. Bancorp......................................      17,621
  1,394     Wachovia Corp. ...................................      64,928
                                                                ----------
                                                                   465,088
                                                                ----------
            BUSINESS SERVICES -- 0.6%
    325     Omnicom Group, Inc. ..............................      28,391
                                                                ----------
            CHEMICALS -- 4.4%
    751     Avery Dennison Corp. .............................      42,043
    758     Dow Chemical Co. (The)............................      31,489
  2,159     du Pont (E.I.) de Nemours & Co. ..................      99,073
    979     Rohm & Haas Co. ..................................      41,809
                                                                ----------
                                                                   214,414
                                                                ----------
            COMMUNICATIONS -- 5.8%
 +1,820     AT&T Corp. .......................................      36,938
  2,220     BellSouth Corp. ..................................      62,826
  3,018     Motorola, Inc. ...................................      42,467
    991     Sony Corp., ADR...................................      34,358
  3,003     Verizon Communications, Inc. .....................     105,336
                                                                ----------
                                                                   281,925
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.5%
 *1,421     Apple Computer, Inc. .............................      30,356
  1,976     Hewlett-Packard Co. ..............................      45,380
  1,017     International Business Machines Corp. ............      94,209
  1,225     Pitney Bowes, Inc. ...............................      49,739
                                                                ----------
                                                                   219,684
                                                                ----------
            CONSUMER DURABLES -- 0.5%
    519     Grainger (W.W.), Inc. ............................      24,586
                                                                ----------
            CONSUMER NON-DURABLES -- 3.7%
    693     Cardinal Health, Inc. ............................      42,378
  1,157     Gillette Co. (The)................................      42,504
  1,514     Mattel, Inc. .....................................      29,177
    570     McKesson Corp. ...................................      18,318
*+3,485     Xerox Corp. ......................................      48,092
                                                                ----------
                                                                   180,469
                                                                ----------
            DRUGS -- 7.2%
  1,635     Abbott Laboratories...............................      76,177
   +653     AstraZeneca PLC, ADR..............................      31,597
   +634     Aventis S.A., ADR.................................      41,996
    737     Eli Lilly & Co. ..................................      51,826
  1,504     Pfizer, Inc. .....................................      53,152
  3,521     Schering-Plough Corp. ............................      61,225
    712     Wyeth.............................................      30,207
                                                                ----------
                                                                   346,180
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            ELECTRONICS -- 2.2%
    642     Emerson Electric Co. .............................  $   41,595
    691     General Electric Co. .............................      21,394
  1,409     Texas Instruments, Inc. ..........................      41,399
                                                                ----------
                                                                   104,388
                                                                ----------
            ENERGY & SERVICES -- 11.5%
    494     Anadarko Petroleum Corp. .........................      25,219
 +1,799     BP Amoco PLC, ADR.................................      88,786
    954     ChevronTexaco Corp. ..............................      82,451
    231     Conoco, Inc. .....................................      15,169
  1,650     EnCana Corp. .....................................      65,062
  2,824     Exxon Mobil Corp. ................................     115,774
  1,112     Royal Dutch Petroleum Co., N.V., NY Reg Shares....      58,268
   +746     Schlumberger Ltd. ................................      40,838
    710     TotalFinaElf S.A., ADR............................      65,654
                                                                ----------
                                                                   557,221
                                                                ----------
            FINANCIAL SERVICES -- 2.7%
    968     Franklin Resources, Inc. .........................      50,378
    723     Merrill Lynch & Co., Inc. ........................      42,427
    659     Morgan Stanley Dean Witter & Co. .................      38,119
                                                                ----------
                                                                   130,924
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 4.5%
 +1,162     Altria Group, Inc. ...............................      63,220
    805     General Mills, Inc. ..............................      36,476
  1,032     Kraft Foods, Inc. ................................      33,261
    886     PepsiCo, Inc. ....................................      41,319
  1,880     Sara Lee Corp. ...................................      40,819
                                                                ----------
                                                                   215,095
                                                                ----------
            FOREST & PAPER PRODUCTS -- 5.0%
  1,604     Abitibi-Consolidated, Inc. .......................      13,012
    454     Bowater, Inc. ....................................      21,011
    819     International Paper Co. ..........................      35,290
    820     Kimberly-Clark Corp. .............................      48,442
    638     Temple-Inland, Inc. ..............................      39,952
  1,296     Weyerhaeuser Co. .................................      82,963
                                                                ----------
                                                                   240,670
                                                                ----------
            INSURANCE -- 6.1%
    576     Ace Ltd. .........................................      23,874
  1,117     American International Group, Inc. ...............      74,055
    760     MBIA, Inc. .......................................      45,009
    804     Marsh & McLennan Cos., Inc. ......................      38,499
 +1,009     St. Paul Cos., Inc. (The).........................      40,019
    963     XL Capital Ltd., Class A..........................      74,642
                                                                ----------
                                                                   296,098
                                                                ----------
            MACHINERY -- 2.4%
    710     Caterpillar, Inc. ................................      58,919
    998     Parker-Hannifin Corp. ............................      59,393
                                                                ----------
                                                                   118,312
                                                                ----------
            MEDIA & ENTERTAINMENT -- 3.6%
 *1,024     Comcast Corp., Class A ...........................      33,647
   *897     Comcast Corp., Special Class A ...................      28,061

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- (CONTINUED)
    539     Gannett Co., Inc. ................................  $   48,084
    379     Harrah's Entertainment, Inc. .....................      18,863
 *2,635     Time Warner, Inc. ................................      47,396
                                                                ----------
                                                                   176,051
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.3%
  1,324     Baxter International, Inc. .......................      40,405
    591     Becton, Dickinson & Co. ..........................      24,330
                                                                ----------
                                                                    64,735
                                                                ----------
            METALS, MINERALS & MINING -- 2.9%
    741     Alcan, Inc. ......................................      34,799
  2,160     Alcoa, Inc. ......................................      82,076
    322     Fortune Brands, Inc. .............................      22,984
                                                                ----------
                                                                   139,859
                                                                ----------
            RETAIL -- 1.9%
  2,135     McDonald's Corp. .................................      53,012
  1,672     TJX Cos., Inc. (The)..............................      36,861
                                                                ----------
                                                                    89,873
                                                                ----------
            SOFTWARE & SERVICES -- 1.0%
  1,722     Microsoft Corp. ..................................      47,424
                                                                ----------
            TRANSPORTATION -- 8.2%
    454     Boeing Co. (The)..................................      19,140
    870     CP Railway Ltd. ..................................      24,489
  1,803     CSX Corp. ........................................      64,811
 +1,152     Delta Airlines, Inc. .............................      13,610
    517     FedEx Corp. ......................................      34,904
    727     General Dynamics Corp. ...........................      65,750
   +743     General Motors Corp. .............................      39,666
  1,169     Honeywell International, Inc. ....................      39,093
    317     USF Corp. ........................................      10,845
  1,114     Union Pacific Corp. ..............................      77,387
                                                                ----------
                                                                   389,695
                                                                ----------
            UTILITIES -- 6.0%
    418     Dominion Resources, Inc. .........................      26,681
    999     Exelon Corp. .....................................      66,268
    782     FPL Group, Inc. ..................................      51,126
  1,039     Pinnacle West Capital Corp. ......................      41,597
    936     Progress Energy, Inc. ............................      42,341
  1,979     Waste Management, Inc. ...........................      58,567
                                                                ----------
                                                                   286,580
                                                                ----------
            Total common stocks...............................  $4,617,662
                                                                ==========


                                                        MARKET
 SHARES                                                VALUE #
--------                                              ----------
SHORT-TERM SECURITIES -- 7.7%
           INVESTMENT COMPANIES HELD AS COLLATERAL
           ON LOANED SECURITIES -- 3.3%
 159,683   Boston Global Investment Trust...........  $  159,683
                                                      ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENTS -- 4.4%
            Joint Repurchase Agreement (See Note
$210,163    2(d)) 0.833% due 01/02/04................     210,163
                                                       ----------
            Total short-term securities..............  $  369,846
                                                       ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $4,075,513)......   95.6%  $4,617,662
Total short-term securities (cost
  $369,846)................................    7.7      369,846
                                             -----   ----------
Total investment in securities
  (total cost $4,445,359) -- including
  $156,503 of securities loaned (See Note
  2(i))....................................  103.3    4,987,508
Cash, receivables and other assets.........    0.5       25,653
Payable for securities purchased...........   (0.5)     (22,876)
Payable for Fund shares redeemed...........   (0.0)        (163)
Securities lending collateral payable to
  brokers (See Note 2(i))..................   (3.3)    (159,683)
Other liabilities..........................   (0.0)        (245)
                                             -----   ----------
Net assets.................................  100.0%  $4,830,194
                                             =====   ==========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  4,000,000 shares authorized; 257,489 shares
  outstanding.....................................  $      257
Paid in capital...................................   4,418,129
Accumulated net investment income.................       1,538
Accumulated net realized loss on investments......    (131,879)
Unrealized appreciation on investments............     542,149
                                                    ----------
Net assets........................................  $4,830,194
                                                    ==========

Class IA
  Net asset value per share ($3,927,415 / 209,270
    shares outstanding) (3,500,000 shares
    authorized).......................................  $18.77
                                                        ======
Class IB
  Net asset value per share ($902,779 / 48,219 shares
    outstanding) (500,000 shares authorized)..........  $18.72
                                                        ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 10.2% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2 (i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD EQUITY INCOME HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
COMMON STOCKS -- 97.5%
            BANKS -- 21.6%
      5     Bank of America Corp. ............................  $   414
      9     Citigroup, Inc. ..................................      446
      1     Federal National Mortgage Association.............       74
      7     National City Corp. ..............................      229
      5     PNC Financial Services Group......................      273
      2     SunTrust Banks, Inc. .............................      132
      4     U.S. Bancorp......................................      119
      6     Wachovia Corp. ...................................      263
      4     Washington Mutual, Inc. ..........................      156
      1     Wells Fargo Co. ..................................       79
                                                                -------
                                                                  2,185
                                                                -------
            CHEMICALS -- 5.0%
      4     Dow Chemical Co. (The)............................      151
      2     PPG Industries, Inc. .............................      103
      5     du Pont (E.I.) de Nemours & Co. ..................      248
                                                                -------
                                                                    502
                                                                -------
            COMMUNICATIONS -- 4.0%
      2     BellSouth Corp. ..................................       61
      7     Nokia Corp., ADR..................................      123
      2     SBC Communications, Inc. .........................       61
      4     Verizon Communications, Inc. .....................      156
                                                                -------
                                                                    401
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 2.6%
     12     Hewlett-Packard Co. ..............................      266
                                                                -------
            CONSUMER DURABLES -- 2.0%
      7     Masco Corp. ......................................      204
                                                                -------
            DRUGS -- 3.4%
      2     Merck & Co., Inc. ................................       79
      6     Pfizer, Inc. .....................................      208
      1     Wyeth.............................................       56
                                                                -------
                                                                    343
                                                                -------
            ELECTRICAL EQUIPMENT -- 1.1%
      3     Rockwell Automation, Inc. ........................      113
                                                                -------
            ELECTRONICS -- 3.9%
      6     Emerson Electric Co. .............................      394
                                                                -------
            ENERGY & SERVICES -- 13.3%
      3     BP Amoco PLC, ADR.................................      135
      4     ChevronTexaco Corp. ..............................      319
      2     Conoco, Inc. .....................................      106
     12     Exxon Mobil Corp. ................................      475
      7     Shell Transport & Trading Co., PLC, ADR...........      313
                                                                -------
                                                                  1,348
                                                                -------
            FINANCIAL SERVICES -- 7.7%
      3     Goldman Sachs Group, Inc. (The)...................      290
      4     Merrill Lynch & Co., Inc. ........................      252
      4     Morgan Stanley Dean Witter & Co. .................      240
                                                                -------
                                                                    782
                                                                -------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
            FOOD, BEVERAGE & TOBACCO -- 4.7%
      3     Altria Group, Inc. ...............................  $   154
      2     General Mills, Inc. ..............................       97
      2     Heinz (H.J.) Co. .................................       55
      4     Kellogg Co. ......................................      166
                                                                -------
                                                                    472
                                                                -------
            FOREST & PAPER PRODUCTS -- 4.2%
      2     Kimberly-Clark Corp. .............................      107
      5     Weyerhaeuser Co. .................................      316
                                                                -------
                                                                    423
                                                                -------
            INSURANCE -- 6.1%
      2     Chubb Corp. (The).................................      153
      2     Marsh & McLennan Cos., Inc. ......................      112
      4     St. Paul Cos., Inc. (The).........................      139
      3     XL Capital Ltd., Class A..........................      218
                                                                -------
                                                                    622
                                                                -------
            MACHINERY -- 4.3%
      5     Caterpillar, Inc. ................................      434
                                                                -------
            MEDIA & ENTERTAINMENT -- 1.0%
      1     Gannett Co., Inc. ................................      101
                                                                -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.3%
      4     Baxter International, Inc. .......................      136
                                                                -------
            METALS, MINERALS & MINING -- 3.4%
      9     Alcoa, Inc. ......................................      349
                                                                -------
            TRANSPORTATION -- 3.2%
      6     General Motors Corp. .............................      324
                                                                -------
            UTILITIES -- 4.7%
      3     Dominion Resources, Inc. .........................      188
      2     Exelon Corp. .....................................      130
      2     FPL Group, Inc. ..................................      103
      2     Scana Corp. ......................................       52
                                                                -------
                                                                    473
                                                                -------
            Total common stocks...............................  $ 9,872
                                                                =======


PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 6.9%
            REPURCHASE AGREEMENTS -- 6.9%
  $696      Joint Repurchase Agreement (See Note 2(d))
            0.833% due 01/02/04...............................  $   696
                                                                -------
            Total short-term securities.......................  $   696
                                                                =======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                       MARKET
                                                       VALUE #
                                                       -------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $9,319)............   97.5%  $ 9,872
Total short-term securities (cost $696)......    6.9       696
                                               -----   -------
Total investment in securities (total cost
  $10,015)...................................  104.4    10,568
Cash, receivables and other assets...........    1.4       140
Payable for securities purchased.............   (5.7)     (579)
Other liabilities............................   (0.1)       (9)
                                               -----   -------
Net assets...................................  100.0%  $10,120
                                               =====   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 942 shares outstanding..........  $     1
Paid in capital......................................    9,564
Accumulated net investment income....................        1
Accumulated net realized gain on investments.........        1
Unrealized appreciation on investments...............      553
                                                       -------
Net assets...........................................  $10,120
                                                       =======

Class IA
  Net asset value per share ($8,511 / 792 shares
    outstanding) (600,000 shares authorized)..........  $10.75
                                                        ======
Class IB
  Net asset value per share ($1,609 / 150 shares
    outstanding) (200,000 shares authorized)..........  $10.74
                                                        ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 5.6% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of this financial statement.

 HARTFORD FOCUS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
COMMON STOCKS -- 99.2%
            BANKS -- 10.9%
     54     American Express Co. .............................  $ 2,600
     39     Bank of America Corp. ............................    3,137
     84     Citigroup, Inc. ..................................    4,063
                                                                -------
                                                                  9,800
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 8.7%
   *103     Cisco Systems, Inc. ..............................    2,495
    123     Hewlett-Packard Co. ..............................    2,821
     27     International Business Machines Corp. ............    2,456
                                                                -------
                                                                  7,772
                                                                -------
            DRUGS -- 16.1%
    *42     Amgen, Inc. ......................................    2,589
     35     Eli Lilly & Co. ..................................    2,447
    *39     Genzyme Corp. ....................................    1,919
    128     Pfizer, Inc. .....................................    4,515
     69     Wyeth.............................................    2,925
                                                                -------
                                                                 14,395
                                                                -------
            ELECTRONICS -- 6.3%
    108     General Electric Co. .............................    3,333
     72     Intel Corp. ......................................    2,325
                                                                -------
                                                                  5,658
                                                                -------
            FINANCIAL SERVICES -- 5.8%
     39     Merrill Lynch & Co., Inc. ........................    2,287
     50     Morgan Stanley Dean Witter & Co. .................    2,917
                                                                -------
                                                                  5,204
                                                                -------
            INSURANCE -- 8.1%
     66     American International Group, Inc. ...............    4,368
     60     Marsh & McLennan Cos., Inc. ......................    2,859
                                                                -------
                                                                  7,227
                                                                -------
            MACHINERY -- 2.4%
     26     Caterpillar, Inc. ................................    2,192
                                                                -------
            MEDIA & ENTERTAINMENT -- 7.0%
   *186     Time Warner, Inc. ................................    3,337
     67     Viacom, Inc., Class B.............................    2,960
                                                                -------
                                                                  6,297
                                                                -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.8%
     51     Medtronic, Inc. ..................................    2,489
                                                                -------
            RETAIL -- 8.7%
    *71     Costco Wholesale Corp. ...........................    2,629
    111     Gap, Inc. (The)...................................    2,579
     72     Home Depot, Inc. (The)............................    2,552
                                                                -------
                                                                  7,760
                                                                -------
            RUBBER & PLASTICS PRODUCTS -- 2.9%
     38     NIKE, Inc., Class B...............................    2,601
                                                                -------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
            SOFTWARE & SERVICES -- 10.9%
    *57     Computer Sciences Corp. ..........................  $ 2,530
     62     First Data Corp. .................................    2,535
    170     Microsoft Corp. ..................................    4,667
                                                                -------
                                                                  9,732
                                                                -------
            TRANSPORTATION -- 8.6%
     39     FedEx Corp. ......................................    2,606
     48     Lockheed Martin Corp. ............................    2,462
     28     United Technologies Corp. ........................    2,663
                                                                -------
                                                                  7,731
                                                                -------
            Total common stocks...............................  $88,858
                                                                =======
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 0.5%
            REPURCHASE AGREEMENTS -- 0.5%
  $ 484     Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................  $   484
                                                                -------
            Total short-term securities.......................  $   484
                                                                =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $76,881)...........   99.2%  $88,858
Total short-term securities (cost $484)......    0.5       484
                                               -----   -------
Total investment in securities (total cost
  $77,365)...................................   99.7    89,342
Cash, receivables and other assets...........    0.3       227
Other liabilities............................   (0.0)       (4)
                                               -----   -------
Net assets...................................  100.0%  $89,565
                                               =====   =======


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 9,063 shares outstanding........  $     9
Paid in capital......................................   84,549
Accumulated net investment income....................      202
Accumulated net realized loss on investments.........   (7,172)
Unrealized appreciation on investments...............   11,977
                                                       -------
Net assets...........................................  $89,565
                                                       =======


Class IA
  Net asset value per share ($49,891 / 5,039 shares
    outstanding) (600,000 shares authorized)..........   $9.90
                                                         =====
Class IB
  Net asset value per share ($39,674 / 4,024 shares
    outstanding) (200,000 shares authorized)..........   $9.86
                                                         =====

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                           VALUE #
------------                                                       ---------
COLLATERALIZED MORTGAGE OBLIGATIONS V -- 2.0%
               UNITED STATES OF AMERICA -- 2.0%
$        350   Arms, Series GL, Class A (Aaa Moodys)
                 1.401% due 09/10/34.............................  $     350
         387   BMW Vehicle Owner Trust, Series 2003-A, Class A2
                 (Aaa Moodys)
                 1.45% due 11/25/05..............................        388
         450   Bear Stearns Commercial Mortgage Securities, Inc.,
                 Series 2001-TOP4, Class A3 (Aaa Moodys)
                 5.61% due 11/15/33..............................        480
         595   Bear Stearns Commercial Mortgage Securities, Inc.,
                 Series 2003-T12, Class A4 (Aaa Moodys)
                 4.68% due 08/13/39..............................        589
         140   CS First Boston Mortgage Securities Corp., Series
                 1997-C1, Class A1B (Aaa Moodys)
                 7.15% due 08/20/06..............................        140
         450   CS First Boston Mortgage Securities Corp., Series
                 2003-C3, Class A5 (Aaa Moodys)
                 3.936% due 05/15/38.............................        422
         236   Crusade Global Trust, Series 2003-1, Class A (Aaa
                 Moodys)
                 1.356% due 01/17/34.............................        236
         456   Crusade Global Trust, Series 2003-2, Class A (Aaa
                 Moodys)
                 1.36% due 09/18/34..............................        456
        @298   GS Mortgage Securities Corp. II, Series 2000-GSFL,
                 Class A (Aaa Moodys)
                 1.443% due 08/15/04.............................        298
         529   Holmes Financial PLC, Series 4, Class 1A (Aaa
                 Moodys)
                 1.34% due 07/15/15..............................        529
         385   John Deere Owner Trust, Series 2003-A, Class A2
                 (Aaa Moodys)
                 1.31% due 01/15/06..............................        385
         401   Medallion Trust, Series 2003-1G, Class A (Aaa
                 Moodys)
                 1.36% due 12/21/33..............................        401
         600   Morgan Stanley Dean Witter Capital I, Series
                 2001-TOP3, Class A3 (Aaa Moodys)
                 6.20% due 07/15/33..............................        660
         145   Nelnet Student Loan Trust, Series 2003-2, Class A1
                 (Aaa Moodys)
                 1.18% due 04/25/09..............................        145
         500   Nomura Asset Securities Corp., Series 1998-D6,
                 Class A1B (Aaa Moodys)
                 6.59% due 03/17/28..............................        560

 PRINCIPAL                                                          MARKET
   AMOUNT                                                           VALUE #
------------                                                       ---------
               UNITED STATES OF AMERICA -- (CONTINUED)
$        570   Prudential Commercial Mortgage Trust, Series
                 2003-PWR1, Class A2 (AAA S&P)
                 4.493% due 02/11/36.............................  $     559
        @538   RMAC, Series 2003-NS2A, Class A1B (Aaa Moodys)
                 1.32% due 06/12/18..............................        538
                                                                   ---------
                                                                       7,136
                                                                   ---------
               Total collateralized mortgage obligations (cost
                 $6,996).........................................  $   7,136
                                                                   =========
   SHARES
------------
COMMON STOCKS -- 60.5%
               CANADA -- 0.9%
        *+46   Research in Motion Ltd. (Communications)..........  $   3,041
                                                                   ---------
               FINLAND -- 0.1%
         -25   Nokia Oyj (Agriculture & Fishing).................        431
                                                                   ---------
               FRANCE -- 3.8%
         -33   Pinault Printemps Redoute S.A. (Retail)...........      3,181
         -15   Renault S.A. (Transportation).....................      1,058
          -9   Sanofi-Synthelabo S.A. (Medical Instruments &
                 Supplies).......................................        703
         -29   TotalFinaElf S.A., B Shares (Energy & Services)...      5,399
        *369   Wanadoo (Communications)..........................      3,022
                                                                   ---------
                                                                      13,363
                                                                   ---------
               GERMANY -- 7.9%
         -33   Allianz AG (Insurance)............................      4,151
          56   BMW AG (Transportation)...........................      2,587
         -43   Deutsche Bank AG (Banks)..........................      3,533
        -149   Deutsche Telekom AG (Communications)..............      2,706
         -31   Muenchener Rueckversicherungs Gesellschaft AG
                 (Insurance).....................................      3,812
         -18   SAP AG (Software & Services)......................      2,931
          53   Schering AG (Drugs)...............................      2,689
        +-71   Siemens AG (Electronics)..........................      5,625
                                                                   ---------
                                                                      28,034
                                                                   ---------
               HONG KONG -- 1.4%
       1,256   China Merchants Holdings International Co., Ltd.
                 (Aerospace & Defense)...........................      1,658
        -885   Cnooc Ltd. (Energy & Services)....................      1,746
        -524   Techtronic Industries Co. (Electrical
                 Equipment)......................................      1,462
                                                                   ---------
                                                                       4,866
                                                                   ---------
               ISRAEL -- 0.5%
          34   Teva Pharmaceutical Industries Ltd., ADR
                 (Drugs).........................................      1,928
                                                                   ---------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                                           VALUE #
------------                                                       ---------
COMMON STOCKS -- (CONTINUED)
               ITALY -- 0.9%
        -265   Mediaset S.p.A. (Media & Entertainment)...........  $   3,161
                                                                   ---------
               JAPAN -- 2.2%
         -10   Advantest Corp. (Software & Services).............        785
       -@@--   DDI Corp. (Communications)........................      1,110
       -@@--   Dentsu, Inc. (Business Services)..................      1,168
         -27   Fast Retailing Co., Ltd. (Retail).................      1,638
       -@@--   Japan Tobacco, Inc. (Food, Beverage & Tobacco)....        616
        -189   Matsushita Electric Industrial Co.
                 (Electronics)...................................      2,630
                                                                   ---------
                                                                       7,947
                                                                   ---------
               NETHERLANDS -- 0.9%
         *42   ASM Lithography Holding N.V., NY Reg Shares
                 (Electronics)...................................        850
        *-33   ASML Holding N.V. (Machinery).....................        663
        +-76   European Aeronautic Defense & Space Co. (Aerospace
                 & Defense)......................................      1,813
                                                                   ---------
                                                                       3,326
                                                                   ---------
               RUSSIA -- 0.8%
          43   JSC Mining & Smelting Co., ADR (Metals, Minerals &
                 Mining).........................................      2,808
                                                                   ---------
               SOUTH KOREA -- 0.4%
          -4   Samsung Electronics (Electronics).................      1,493
                                                                   ---------
               SWEDEN -- 2.4%
        -142   Atlas Copco AB (Machinery)........................      5,107
      -1,873   Telefonaktiebolaget LM Ericcson
                 (Communications)................................      3,307
                                                                   ---------
                                                                       8,414
                                                                   ---------
               SWITZERLAND -- 3.9%
        +929   ABB Ltd. (Construction)...........................      4,711
         -84   Credit Suisse Group (Banks).......................      3,082
         -59   Roche Holdings AG (Drugs).........................      5,935
                                                                   ---------
                                                                      13,728
                                                                   ---------
               UNITED KINGDOM -- 5.8%
         -52   AstraZeneca PLC (Drugs)...........................      2,499
       *-569   British Airways PLC (Transportation)..............      2,370
        -730   Carphone Warehouse Group PLC (Communications).....      1,927
        -319   Compass Group PLC (Food, Beverage & Tobacco)......      2,174
      *1,777   Corus Group PLC (Metals, Minerals & Mining).......        954
        -112   Imperial Tobacco Group PLC (Food, Beverage &
                 Tobacco)........................................      2,201
        -526   Kingfisher PLC (Retail)...........................      2,633
      -2,255   Vodafone Group PLC (Communications)...............      5,603
                                                                   ---------
                                                                      20,361
                                                                   ---------

                                                                    MARKET
   SHARES                                                           VALUE #
------------                                                       ---------
               UNITED STATES OF AMERICA -- 28.6%
         *84   Altera Corp. (Electronics)........................  $   1,902
          96   Altria Group, Inc. (Food, Beverage & Tobacco).....      5,224
          27   Analog Devices, Inc. (Electronics)................      1,242
          29   Apache Corp. (Energy & Services)..................      2,352
         *17   Apollo Group, Inc. (Education)....................      1,170
          93   Bank One Corp. (Banks)............................      4,235
         *94   Boston Scientific Corp. (Medical Instruments &
                 Supplies).......................................      3,463
        *242   Cendant Corp. (Business Services).................      5,398
        *148   Cisco Systems, Inc. (Computers & Office
                 Equipment)......................................      3,585
          92   Citigroup, Inc. (Banks)...........................      4,480
          18   Clear Channel Communications, Inc. (Media &
                 Entertainment)..................................        838
        *125   Comcast Corp., Class A (Media & Entertainment)....      3,910
          14   Countrywide Credit Industries, Inc. (Banks).......      1,052
          48   Deere (John) & Co. (Machinery)....................      3,116
         *81   Dell, Inc. (Computers & Office Equipment).........      2,754
          50   Eli Lilly & Co. (Drugs)...........................      3,531
          57   Exxon Mobil Corp. (Energy & Services).............      2,329
          25   Federal Home Loan Mortgage Association (Banks)....      1,446
         *65   Forest Laboratories, Inc. (Drugs).................      4,029
         172   Gillette Co. (The) (Consumer Non-Durables)........      6,299
          86   Guidant Corp. (Medical Instruments & Supplies)....      5,189
         *15   KLA-Tencor Corp. (Electrical Equipment)...........        862
           9   Lennar Corp. (Construction).......................        845
         *50   Medco Health Solutions, Inc. (Drugs)..............      1,683
          66   Merrill Lynch & Co., Inc. (Financial Services)....      3,847
          80   Microsoft Corp. (Software & Services).............      2,192
         *28   NTL, Inc. (Communications)........................      1,946
         *67   Noble Corp. (Energy & Services)...................      2,379
          93   Pfizer, Inc. (Drugs)..............................      3,289
          48   Schlumberger Ltd. (Energy & Services).............      2,632
         *47   Staples, Inc. (Retail)............................      1,269
         119   Tyco International Ltd. (Consumer Non-Durables)...      3,151
          40   United Technologies Corp. (Transportation)........      3,781
         *38   Univision Communications, Inc. (Media &
                 Entertainment)..................................      1,496

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                                           VALUE #
------------                                                       ---------
COMMON STOCKS -- (CONTINUED)
               UNITED STATES OF AMERICA -- (CONTINUED)
        *+25   XM Satellite Radio Holdings, Inc.
                 (Communications)................................  $     670
         *83   Yahoo!, Inc. (Software & Services)................      3,727
                                                                   ---------
                                                                     101,313
                                                                   ---------
               Total common stocks (cost $182,345)...............  $ 214,214
                                                                   =========
 PRINCIPAL
   AMOUNT
------------
CORPORATE NOTES V -- 4.1%
$       @225   Anthem Insurance Cos., Inc. (Insurance) (A3
                 Moodys)
                 9.00% due 04/01/27..............................  $     306
         225   Burlington Resources Finance Co. (Energy &
                 Services) (Baa1 Moodys)
                 6.68% due 02/15/11..............................        253
         600   Citigroup, Inc. (Banks) (Aa2 Moodys)
                 6.00% due 10/31/33..............................        600
         300   Comcast Cable Communications (Media &
                 Entertainment) (Baa3 Moodys)
                 8.375% due 05/01/07.............................        348
          95   Commonwealth Edison Co. (Utilities) (A3 Moodys)
                 6.15% due 03/15/12..............................        104
         300   ConAgra Foods, Inc. (Food, Beverage & Tobacco)
                 (Baa1 Moodys)
                 6.00% due 09/15/06..............................        324
         550   DaimlerChrysler North America Holding Corp.
                 (Transportation) (A3 Moodys)
                 6.50% due 11/15/13..............................        579
         300   Everest Reinsurance Group Ltd. (Insurance) (A3
                 Moodys)
                 8.50% due 03/15/05..............................        322
         350   FPL Group Capital, Inc. (Utilities) (A2 Moodys)
                 6.125% due 05/15/07.............................        382
       1,200   Federal Home Loan Bank (U.S. Government Agencies)
                 (Aaa Moodys)
                 5.75% due 05/15/12..............................      1,307
        @390   Florida Windstorm Underwriting Association
                 (Insurance) (Aaa Moodys)
                 6.85% due 08/25/07..............................        441
         450   Ford Motor Co. (Transportation) (Baa1 Moodys)
                 6.375% due 02/01/29.............................        401
         800   General Electric Capital Corp. (Banks) (Aaa
                 Moodys)
                 5.45% due 01/15/13..............................        832

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                          VALUE #
------------                                                       ---------
$        500   General Motors Acceptance Corp. (Transportation)
                 (A3 Moodys)
                 7.25% due 03/02/11..............................  $     549
         275   Health Net, Inc. (Insurance) (Baa3 Moodys)
                 8.375% due 04/15/11.............................        330
         600   Household Finance Corp. (Banks) (A1 Moodys)
                 4.75% due 07/15/13..............................        584
 EUR     325   International Paper Co. (Forest & Paper Products)
                 (Baa2 Moodys)
                 5.375% due 08/11/06.............................        427
         325   Kraft Foods, Inc. (Food, Beverage & Tobacco) (A3
                 Moodys)
                 1.37% due 11/26/04..............................        325
         500   Liberty Media Corp. (Media & Entertainment) (Baa3
                 Moodys)
                 2.67% due 09/17/06..............................        506
GBP       85   McDonald's Corp. (Retail) (A2 Moodys)
                 5.875% due 04/23/32.............................        160
       **450   Miller Brewing Co. (Food, Beverage & Tobacco)
                 (Baa1 Moodys)
                 4.25% due 08/15/08..............................        456
         400   NAC RE Corp. (Insurance) (A2 Moodys)
                 7.15% due 11/15/05..............................        435
         300   NSTAR (Utilities) (A2 Moodys)
                 8.00% due 02/15/10..............................        361
         200   News America Holdings, Inc. (Media &
                 Entertainment) (Baa3 Moodys)
                 8.875% due 04/26/23.............................        256
         195   Ocean Energy, Inc. (Energy & Services) (Baa3
                 Moodys)
                 4.375% due 10/01/07.............................        201
         275   Pulte Homes, Inc. (Construction) (Baa3 Moodys)
                 6.375% due 05/15/33.............................        268
        @178   Southern Capital Corp. (Financial Services) (Aaa
                 Moodys)
                 5.70% due 06/30/23..............................        185
         250   St. Paul Cos., Inc. (The) (Insurance) (A3 Moodys)
                 5.75% due 03/15/07..............................        270
EUR    **225   Staples, Inc. (Retail) (Baa2 Moodys)
                 5.875% due 11/15/04.............................        291
         150   Time Warner, Inc. (Media & Entertainment) (Baa1
                 Moodys)
                 9.125% due 01/15/13.............................        191
 EUR     511   Toyota Motor Credit Corp. (Financial Services)
                 (Aaa Moodys)
                 4.75% due 06/17/05..............................        664
         340   UnitedHealth Group, Inc. (Insurance) (A3 Moodys)
                 5.20% due 01/17/07..............................        364

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                          VALUE #
------------                                                       ---------
CORPORATE NOTES V -- (CONTINUED)
$        285   Verizon Communications, Inc. (Communications) (Aa3
                 Moodys)
                 6.50% due 09/15/11..............................  $     314
         195   Virginia Electric & Power Co. (Utilities) (A3
                 Moodys)
                 5.375% due 02/01/07.............................        208
         500   Wellpoint Health Networks, Inc. (Insurance) (Baa1
                 Moodys)
                 6.375% due 01/15/12.............................        551
         400   Weyerhaeuser Co. (Forest & Paper Products) (Baa2
                 Moodys)
                 6.125% due 03/15/07.............................        434
                                                                   ---------
                                                                      14,529
                                                                   ---------
               Total corporate notes (cost $13,466)..............  $  14,529
                                                                   =========
FOREIGN/YANKEE BONDS & NOTES V -- 26.0%
               AUSTRALIA -- 2.5%
AUD    9,175   Australian Government Bond (Foreign Governments)
                 (Aaa Moodys)
                 7.50% due 09/15/09..............................  $   7,550
         300   National Australia Bank Ltd. (Banks) (A1 Moodys)
                 8.60% due 05/19/10..............................        372
EUR      700   National Australia Bank Ltd. (Banks) (Aa3 Moodys)
                 2.183% due 08/06/04.............................        883
                                                                   ---------
                                                                       8,805
                                                                   ---------
               AUSTRIA -- 0.5%
EUR   @1,340   Austria Government Bond (Foreign Governments) (Aaa
                 Moodys)
                 5.00% due 07/15/12..............................      1,784
                                                                   ---------
               CANADA -- 4.5%
CAD   16,170   Canadian Government Bond (Foreign Governments)
                 (Aaa Moodys)
                 3.00% due 12/01/05..............................     12,520
CAD      835   Canadian Government Bond (Foreign Governments)
                 (Aaa Moodys)
                 5.50% due 06/01/10..............................        689
CAD      365   Canadian Government Bond (Foreign Governments)
                 (Aaa Moodys)
                 5.75% due 06/01/29..............................        304
CAD    2,765   Canadian Government Bond (Foreign Governments)
                 (Aaa Moodys)
                 6.00% due 09/01/05..............................      2,247
         175   Potash Corp. of Saskatchewan, Inc. (Chemicals)
                 (Baa2 Moodys)
                 7.75% due 05/31/11..............................        205
                                                                   ---------
                                                                      15,965
                                                                   ---------
               CHILE -- 0.0%
        @130   Inversiones CMPC S.A. (Forest & Paper Products)
                 (Baa2 Moodys)
                 4.875% due 06/18/13.............................        125
                                                                   ---------

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                          VALUE #
------------                                                       ---------
               DENMARK -- 1.7%
EUR    4,035   Denmark Government Bond (Foreign Governments) (Aaa
                 Moodys)
                 4.875% due 04/18/07.............................  $   5,357
DKK    3,676   Denmark Government Bond (Foreign Governments) (Aaa
                 Moodys)
                 6.00% due 11/15/09..............................        690
                                                                   ---------
                                                                       6,047
                                                                   ---------
               FINLAND -- 0.8%
EUR    1,070   Finnish Government Bond (Foreign Governments) (Aaa
                 Moodys)
                 5.375% due 07/04/13.............................      1,462
EUR      225   Nordea Bank Finland PLC (Banks) (A1 Moodys)
                 5.75% due 03/26/14..............................        306
       1,050   Republic of Finland (Foreign Governments) (Aaa
                 Moodys)
                 4.75% due 03/06/07..............................      1,113
                                                                   ---------
                                                                       2,881
                                                                   ---------
               FRANCE -- 0.1%
         340   AXA (Financial Services) (A3 Moodys)
                 8.60% due 12/15/30..............................        429
                                                                   ---------
               GERMANY -- 5.0%
EUR    7,490   Deutsche Bundesrepublik (Foreign Governments) (Aaa
                 Moodys)
                 3.75% due 07/04/13..............................      9,068
EUR      935   Deutsche Bundesrepublik (Foreign Governments) (Aaa
                 Moodys)
                 5.00% due 01/04/12..............................      1,249
EUR    2,605   Deutsche Bundesrepublik (Foreign Governments) (Aaa
                 Moodys)
                 5.50% due 01/04/31..............................      3,583
EUR      250   Deutsche Bundesrepublik (Foreign Governments) (Aaa
                 Moodys)
                 6.00% due 01/05/06..............................        335
EUR      720   Deutsche Bundesrepublik (Foreign Governments) (Aaa
                 Moodys)
                 6.25% due 01/04/30..............................      1,082
EUR    1,450   Deutsche Bundesrepublik (Foreign Governments) (Aaa
                 Moodys)
                 6.50% due 07/04/27..............................      2,227
                                                                   ---------
                                                                      17,544
                                                                   ---------
               HUNGARY -- 0.1%
HUF   65,960   Hungary Government Bond (Foreign Governments) (A1
                 Moodys)
                 5.50% due 02/12/14..............................        258
                                                                   ---------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                          VALUE #
------------                                                       ---------
FOREIGN/YANKEE BONDS & NOTES V -- (CONTINUED)
               JAPAN -- 3.8%
JPY  543,050   Japan Government Ten Year Bond (Foreign
                 Governments) (A2 Moodys)
                 0.50% due 06/20/13..............................  $   4,707
JPY  266,000   Japan Government Ten Year Bond (Foreign
                 Governments) (A2 Moodys)
                 1.10% due 12/22/08..............................      2,546
JPY   75,000   Japan Government Ten Year Bond (Foreign
                 Governments) (A2 Moodys)
                 1.40% due 06/22/09..............................        728
JPY  391,400   Japan Government Ten Year Bond (Foreign
                 Governments) (A2 Moodys)
                 1.50% due 09/20/13..............................      3,709
JPY  156,000   Japan Government Ten Year Bond (Foreign
                 Governments) (A2 Moodys)
                 2.40% due 06/20/07..............................      1,560
JPY   20,500   Japan Government Twenty Year Bond (Foreign
                 Governments) (A2 Moodys)
                 2.60% due 03/20/19..............................        217
                                                                   ---------
                                                                      13,467
                                                                   ---------
               MEXICO -- 0.1%
EUR    **175   Pemex Project Funding Master Trust Co. (Energy &
                 Services) (Baa1 Moodys)
                 6.625% due 04/04/10.............................        228
          95   United Mexican States (Foreign Governments) (Baa2
                 Moodys)
                 8.125% due 12/30/19.............................        106
                                                                   ---------
                                                                         334
                                                                   ---------
               NETHERLANDS -- 1.4%
         430   Koninklijke KPN N.V. (Communications) (Baa1
                 Moodys)
                 8.00% due 10/01/10..............................        514
EUR      175   Netherlands Government Bond (Foreign Governments)
                 (Aaa Moodys)
                 7.75% due 03/01/05..............................        234
EUR    2,080   Netherlands Treasury Certificate (Foreign
                 Governments) (Aaa Moodys)
                 0.00% due 02/27/04..............................      2,615
         500   Telefonica Europe BV (Communications) (A3 Moodys)
                 7.75% due 09/15/10..............................        594
EUR      800   Unilever N.V. (Consumer Non-Durables) (A1 Moodys)
                 4.75% due 06/07/04..............................      1,019
                                                                   ---------
                                                                       4,976
                                                                   ---------

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                          VALUE #
------------                                                       ---------
               SINGAPORE -- 1.0%
EUR    **425   Oversea-Chinese Banking Corp., Ltd. (Banks) (A1
                 Moodys)
                 7.25% due 09/06/11..............................  $     621
SGD    3,575   Singapore Government Bond (Foreign Governments)
                 (Aaa Moodys)
                 2.25% due 07/01/13..............................      1,853
SGD    1,430   Singapore Government Bond (Foreign Governments)
                 (Aaa Moodys)
                 4.00% due 03/01/07..............................        897
                                                                   ---------
                                                                       3,371
                                                                   ---------
               SOUTH AFRICA -- 0.1%
EUR      425   Republic of South Africa (Foreign Governments)
                 (Baa2 Moodys)
                 5.25% due 05/16/13..............................        512
                                                                   ---------
               UNITED KINGDOM -- 4.3%
         250   BT Group PLC (Communications) (Baa1 Moodys)
                 8.875% due 12/15/30.............................        327
       **500   HBOS PLC (Banks) (Aa2 Moodys)
                 3.75% due 09/30/08..............................        500
       **595   HBOS PLC (Banks) (Aa3 Moodys)
                 6.00% due 11/01/33..............................        589
EUR      800   Lloyds TSB Bank PLC (Banks) (Aa1 Moodys)
                 5.25% due 07/14/08..............................      1,064
EUR      400   National Grid Transco PLC (Energy & Services)
                 (Baa1 Moodys)
                 5.00% due 07/02/18..............................        482
GBP      355   U.K. Treasury Gilt (Foreign Governments) (Aaa
                 Moodys)
                 4.25% due 06/07/32..............................        592
GBP      965   U.K. Treasury Gilt (Foreign Governments) (Aaa
                 Moodys)
                 4.25% due 03/07/36..............................      1,613
GBP    3,355   U.K. Treasury Gilt (Foreign Governments) (Aaa
                 Moodys)
                 5.75% due 12/07/09..............................      6,340
GBP    1,885   U.K. Treasury Gilt (Foreign Governments) (Aaa
                 Moodys)
                 6.25% due 11/25/10..............................      3,680
                                                                   ---------
                                                                      15,187
                                                                   ---------
               VENEZUELA -- 0.1%
EUR      130   Corp. Andina De Fomento (Foreign Governments) (A2
                 Moodys)
                 6.375% due 06/18/09.............................        178
                                                                   ---------
               Total foreign/yankee bonds & notes (cost
                 $82,999)........................................  $  91,863
                                                                   =========

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                           VALUE #
------------                                                       ---------
MUNICIPAL BONDS V -- 0.1%
               UNITED STATES OF AMERICA -- 0.1%
$        350   California State (Baa1 Moodys)
                 5.25% due 02/01/23..............................  $     362
                                                                   ---------
               Total municipal bonds (cost $370).................  $     362
                                                                   =========
   SHARES
------------
OPTIONS CALL PURCHASED -- 0.1%
               ISSUER/EXPIRATION DATE/EXERCISE PRICE -- 0.1%
       2,465   Australian Dollar vs. Euro/August 2004/ 1.66......  $      32
       5,304   Euro vs. DBR/October 2004/ 104.93.................        242
       3,340   Euro vs. United Kingdom Pound/June 2004/ 0.71.....         88
       1,670   Euro vs. United Kingdom Pound/ June 2004/ 0.75....          8
         760   U.S. Dollar vs. Euro/ December 2004/ 115.00.......         10
       3,040   U.S. Dollar vs. New Zealand Dollar/ June 2004/
                 0.62............................................         35
                                                                   ---------
                                                                         415
                                                                   ---------
               Total call options purchased (cost $447)..........  $     415
                                                                   =========
OPTIONS PUT PURCHASED -- 0.0%
               ISSUER/EXPIRATION DATE/EXERCISE PRICE -- 0.0%
         660   Euro vs. Polish Zloty/ December 2004/ 4.77........  $      24
       @@797   Japanese Yen Swaption/ January 2004/ 0.60.........         --
     210,000   Japanese Yen vs. South Korea Won/ April 2004/
                 10.88...........................................         11
       1,420   Swiss Franc vs. Japanese Yen/ September 2004/
                 83.30...........................................         21
       8,085   U.S. Dollar vs. Israeli Shekel/ June 2004/ 4.40...        112
                                                                   ---------
                                                                         168
                                                                   ---------
               Total put options purchased (cost $228)...........  $     168
                                                                   =========
 PRINCIPAL                                                          MARKET
   AMOUNT                                                           VALUE #
------------                                                       ---------
U.S. TREASURIES & FEDERAL AGENCIES -- 6.7%
               UNITED STATES OF AMERICA -- 6.7%
$        965   3.489% due 04/01/29...............................  $     998
         640   4.25% due 08/15/13................................        641
      11,585   4.375% due 08/15/12...............................     11,815
       7,129   6.00% due 11/15/28 - 04/15/33.....................      7,416
         345   6.30% due 06/01/09................................        379
         300   6.50% due 09/15/28 - 10/15/28.....................        317
          22   7.00% due 02/01/29................................         24
       1,641   7.50% due 11/15/27 - 07/15/29.....................      1,738
         460   8.00% due 10/15/29 - 12/15/30.....................        501
                                                                   ---------
                                                                      23,829
                                                                   ---------
               Total U.S. treasuries & federal agencies (cost
                 $23,574)........................................  $  23,829
                                                                   =========
SHORT-TERM SECURITIES -- 15.1%
               COMMERCIAL PAPER -- 0.2%
$        750   Svenska Handelsbanken 1.113% due 02/14/05.........  $     750
                                                                   ---------
   SHARES
------------
               INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
               SECURITIES -- 3.7%
      12,949   State Street Navigator Securities Lending Prime
                 Portfolio.......................................     12,949
                                                                   ---------
 PRINCIPAL
   AMOUNT
------------
               REPURCHASE AGREEMENT -- 11.2%
$     39,681   Joint Repurchase Agreement (See Note 2(d)) 0.833%
                 due 01/02/04....................................     39,681
                                                                   ---------
               Total short-term securities (cost $53,379)........  $  53,380
                                                                   =========
INVESTMENTS IN SECURITIES AT VALUE (TOTAL   COST
$363,804) -- 114.6%..............................................  $ 405,896
OTHER ASSETS, LESS LIABILITIES -- (14.6)%........................  $ (51,810)
                                                                   ---------
NET ASSETS -- 100.0%.............................................  $ 354,086
                                                                   =========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                   MARKET
                                                   VALUE #
                                                  ---------
DIVERSIFICATION BY INDUSTRY
COMMON STOCKS
Aerospace & Defense.....................    1.0%  $   3,471
Agriculture & Fishing...................    0.1         431
Banks...................................    5.0      17,828
Business Services.......................    1.9       6,566
Communications..........................    6.6      23,332
Computers & Office Equipment............    1.8       6,339
Construction............................    1.6       5,556
Consumer Non-Durables...................    3.2      11,133
Drugs...................................    6.8      23,900
Education...............................    0.3       1,170
Electrical Equipment....................    0.7       2,324
Electronics.............................    3.9      13,742
Energy & Services.......................    4.8      16,837
Financial Services......................    1.1       3,847
Food, Beverage & Tobacco................    2.9      10,215
Insurance...............................    2.3       7,963
Machinery...............................    2.5       8,886
Media & Entertainment...................    2.7       9,405
Medical Instruments & Supplies..........    2.6       9,355
Metals, Minerals & Mining...............    1.1       3,762
Retail..................................    2.4       8,721
Software & Services.....................    2.6       9,635
Transportation..........................    2.7       9,796
                                          -----   ---------
  Total common stocks...................   60.6%  $ 214,214
                                          =====   =========
CORPORATE NOTES
Banks...................................    0.6%  $   2,016
Communications..........................    0.1         314
Construction............................    0.1         268
Energy & Services.......................    0.1         454
Financial Services......................    0.2         849
Food, Beverage & Tobacco................    0.3       1,105
Forest & Paper Products.................    0.2         861
Insurance...............................    0.9       3,019
Media & Entertainment...................    0.4       1,301
Retail..................................    0.1         451
Transportation..........................    0.4       1,529
U.S. Government Agencies................    0.4       1,307
Utilities...............................    0.3       1,055
                                          -----   ---------
  Total corporate notes.................    4.1%  $  14,529
                                          =====   =========
FOREIGN/YANKEE BONDS & NOTES
Banks...................................    1.2%  $   4,335
Chemicals...............................    0.1         205
Communications..........................    0.4       1,435
Consumer Non-Durables...................    0.3       1,019
Energy & Services.......................    0.2         710
Financial Services......................    0.1         429
Foreign Governments.....................   23.7      83,605
Forest & Paper Products.................     --         125
                                          -----   ---------
  Total foreign/yankee bonds & notes....   26.0%  $  91,863
                                          =====   =========

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 57.9% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $3,677 or 1.0% of net assets (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $88,653, which represents 25.1% of total net assets.

   ** Securities contain some restriction as to public resale. At December 31, 2003, the market value of these securities amounted to $2,685 or 0.8% of net assets (See Note 2(m)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

         AUD -- Australian Dollar

         CAD -- Canadian Dollar

         DKK -- Denmark Krone

         EUR -- Euro

         GBP -- British Pound

         HUF -- Hungary Forint

         JPY -- Japanese Yen

         SGN -- Singapore Dollar

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

               *** FUTURES CONTRACTS OPEN AS OF DECEMBER 31, 2003

                                                                                          UNREALIZED
                                NUMBER                                                   APPRECIATION
DESCRIPTION                  OF CONTRACTS         POSITION          EXPIRATION          (DEPRECIATION)
-----------                  ------------         --------         ------------         --------------
CBT 5 Year U.S. Treasury
  Note futures contracts         141               short             March 2004             $ (36)
S&P 500 Index futures
  contracts                       11               short             March 2004              (136)
FTSE 100 Index futures
  contracts                        9               short             March 2004               (20)
SFE SPI 200 Index futures
  contracts                        2               short             March 2004                (3)
HKFE Hang Seng Index future
  contract                         1               short           January 2004                (1)
TSE TOPIX Index futures
  contracts                        5               short             March 2004               (21)
OMX Stock Index futures
  contracts                       10               short              July 2003                (3)
MIB 30 Index future
  contract                         1               short             March 2004                 4
Eurex EURO-BUND futures
  contracts                        4                long             March 2004                 3
Eurex DAX Index future
  contract                         1               short             March 2004                (3)
CAC 40 Index futures
  contracts                        6               short             March 2004                (4)
IBEX 35 Index futures
  contracts                        1               short           January 2004                (2)
                                                                                            -----
                                                                                            $(222)
                                                                                            =====
These contracts had a market value of ($20,387) as of December 31, 2003 and were collateralized by various U.S. Treasury Notes with a market value of $1,282.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                              UNREALIZED
                                MARKET               CONTRACT             DELIVERY           APPRECIATION
DESCRIPTION                     VALUE                 AMOUNT                DATE            (DEPRECIATION)
-----------                  ------------         ---------------         ---------         --------------
Australian Dollar (Buy)        $   114                $   104             1/23/2004            $    10
Australian Dollar (Buy)            305                    298             3/24/2004                  7
Australian Dollar (Buy)            818                    747             1/23/2004                 71
Australian Dollar (Buy)          1,548                  1,510             1/23/2004                 38
Australian Dollar (Buy)          5,691                  5,662             1/23/2004                 29
Australian Dollar (Sell)            27                     25             1/23/2004                 (2)
Australian Dollar (Sell)           425                    418             3/24/2004                 (7)
Australian Dollar (Sell)           818                    763             1/23/2004                (55)
Australian Dollar (Sell)         5,661                  5,583             1/23/2004                (78)
Australian Dollar (Sell)         5,711                  5,672              1/7/2004                (39)
British Pound (Buy)                121                    121              1/5/2004                 --
British Pound (Buy)                214                    206             1/20/2004                  8
British Pound (Buy)                483                    456             1/20/2004                 27
British Pound (Buy)                535                    530             1/20/2004                  5
British Pound (Buy)              1,016                    959             1/20/2004                 57
British Pound (Buy)              1,871                  1,764             1/20/2004                107
British Pound (Buy)              2,807                  2,624             1/20/2004                183
British Pound (Buy)              5,208                  5,192             1/20/2004                 16
British Pound (Sell)               265                    259             3/24/2004                 (6)
British Pound (Sell)               432                    422             3/24/2004                (10)
British Pound (Sell)             1,023                    948             1/20/2004                (75)
British Pound (Sell)             1,052                  1,026             1/20/2004                (26)
British Pound (Sell)             1,158                  1,092             1/20/2004                (66)
British Pound (Sell)             1,568                  1,452             1/20/2004               (116)
British Pound (Sell)             5,172                  5,052             1/20/2004               (120)
British Pound (Sell)             5,230                  5,197              1/7/2004                (33)
British Pound (Sell)             7,079                  6,622             1/20/2004               (457)
Canadian Dollars (Buy)           2,512                  2,503             2/10/2004                  9
Canadian Dollars (Buy)              73                     72             1/13/2004                  1
Canadian Dollars (Buy)              73                     72             1/13/2004                  1
Canadian Dollars (Sell)            503                    491             2/10/2004                (12)
Canadian Dollars (Sell)            503                    493             2/10/2004                (10)

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                                              UNREALIZED
                                MARKET               CONTRACT             DELIVERY           APPRECIATION
DESCRIPTION                     VALUE                 AMOUNT                DATE            (DEPRECIATION)
-----------                  ------------         ---------------         ---------         --------------
Canadian Dollars (Sell)        $   515                $   502             2/10/2004            $   (13)
Canadian Dollars (Sell)            991                    982             2/10/2004                 (9)
Canadian Dollars (Sell)          1,029                  1,021             2/10/2004                 (8)
Canadian Dollars (Sell)          1,046                  1,043             2/10/2004                 (3)
Czech Koruna (Buy)                 764                    729             2/20/2004                 35
Danish Krone (Sell)                717                    688              2/9/2004                (29)
EURO (Buy)                          97                     97             3/24/2004                 --
EURO (Buy)                         134                    131             3/24/2004                  3
EURO (Buy)                         176                    168             1/26/2004                  8
EURO (Buy)                         380                    358             1/26/2004                 22
EURO (Buy)                         503                    464             1/26/2004                 39
EURO (Buy)                         771                    708             1/26/2004                 63
EURO (Buy)                         942                    939             1/26/2004                  3
EURO (Buy)                         993                    944             1/26/2004                 49
EURO (Buy)                       1,044                    948             1/26/2004                 96
EURO (Buy)                       1,044                    950             1/26/2004                 94
EURO (Buy)                       1,084                  1,015             1/26/2004                 69
EURO (Buy)                       2,707                  2,530             1/26/2004                177
EURO (Buy)                       4,102                  4,040             1/26/2004                 62
EURO (Buy)                       4,180                  4,043             1/26/2004                137
EURO (Buy)                       5,137                  4,870             1/26/2004                267
EURO (Buy)                       5,348                  5,268             1/26/2004                 80
EURO (Buy)                       5,541                  5,315             1/26/2004                226
EURO (Buy)                      11,015                 10,316             1/26/2004                699
EURO (Buy)                           5                      5             1/13/2004                 --
EURO (Sell)                         97                     97             1/16/2004                 --
EURO (Sell)                        128                    117             1/26/2004                (11)
EURO (Sell)                        221                    204             1/26/2004                (17)
EURO (Sell)                        226                    223             1/26/2004                 (3)
EURO (Sell)                        260                    257             3/31/2004                 (3)
EURO (Sell)                        302                    302             1/26/2004                 --
EURO (Sell)                        352                    319             1/26/2004                (33)
EURO (Sell)                        519                    505             3/24/2004                (14)
EURO (Sell)                        945                    940              1/6/2004                 (5)
EURO (Sell)                      1,050                    950             1/26/2004               (100)
EURO (Sell)                      1,057                    963             1/26/2004                (94)
EURO (Sell)                      1,479                  1,373             1/26/2004               (106)
EURO (Sell)                      2,162                  2,049             1/26/2004               (113)
EURO (Sell)                      2,606                  2,567             1/26/2004                (39)
EURO (Sell)                      2,841                  2,634             1/26/2004               (207)
EURO (Sell)                      3,528                  3,286             1/26/2004               (242)
EURO (Sell)                      4,272                  4,049             1/26/2004               (223)
EURO (Sell)                      5,249                  5,036             1/26/2004               (213)
EURO (Sell)                      5,306                  4,961             1/26/2004               (345)
EURO (Sell)                      6,301                  5,894             1/26/2004               (407)
EURO (Sell)                      7,585                  7,108             1/26/2004               (477)
EURO (Sell)                     13,361                 12,512             1/26/2004               (849)
EURO (Sell)                     20,684                 19,371             1/26/2004             (1,313)
Japanese Yen (Buy)                 422                    420             3/11/2004                  2
Japanese Yen (Buy)                 512                    509             1/21/2004                  3
Japanese Yen (Buy)                 997                    985             1/21/2004                 12
Japanese Yen (Buy)               1,365                  1,348             1/21/2004                 17
Japanese Yen (Buy)               1,662                  1,658             1/21/2004                  4
Japanese Yen (Buy)               1,741                  1,719             1/21/2004                 22
Japanese Yen (Sell)                205                    205             1/21/2004                 --
Japanese Yen (Sell)                383                    378             1/21/2004                 (5)
Japanese Yen (Sell)                422                    420             3/24/2004                 (2)

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                              UNREALIZED
                                MARKET               CONTRACT             DELIVERY           APPRECIATION
DESCRIPTION                     VALUE                 AMOUNT                DATE            (DEPRECIATION)
-----------                  ------------         ---------------         ---------         --------------
Japanese Yen (Sell)            $   476                $   477             3/11/2004            $     1
Japanese Yen (Sell)                488                    485             1/21/2004                 (3)
Japanese Yen (Sell)                557                    547             1/21/2004                (10)
Japanese Yen (Sell)             13,516                 13,356             1/21/2004               (160)
New Zealand Dollar (Sell)           24                     23             1/13/2004                 (1)
New Zealand Dollar (Sell)        1,527                  1,507              2/9/2004                (20)
Norwegian Krone (Buy)              470                    472             1/14/2004                 (2)
Norwegian Krone (Buy)              542                    500             1/14/2004                 42
Norwegian Krone (Buy)            1,034                  1,024             1/14/2004                 10
Singapore Dollar (Sell)            937                    920             1/16/2004                (17)
Singapore Dollar (Sell)          1,878                  1,867             1/16/2004                (11)
South African Rands (Buy)          252                    251             1/27/2004                  1
South African Rands (Buy)          256                    255             1/27/2004                  1
South Korean Won (Buy)             708                    711             1/26/2004                 (3)
South Korean Won (Buy)             922                    950             1/13/2004                (28)
South Korean Won (Sell)            922                    917             1/13/2004                 (5)
Swedish Krona (Buy)              2,075                  1,984             1/22/2004                 91
Swedish Krona (Buy)              2,297                  2,195             1/22/2004                102
Swedish Krona (Sell)                18                     17             1/22/2004                 (1)
Swedish Krona (Sell)                87                     85             1/23/2004                 (2)
Swedish Krona (Sell)               149                    141             1/22/2004                 (8)
Swedish Krona (Sell)                26                     25             1/13/2004                 (1)
Swiss Franc (Buy)                  540                    530             1/13/2004                 10
Swiss Franc (Buy)                  857                    773             1/13/2004                 84
Swiss Franc (Buy)                2,139                  2,055             1/13/2004                 84
Swiss Franc (Sell)                 113                    111             1/13/2004                 (2)
Swiss Franc (Sell)               1,044                    947             1/13/2004                (97)
Swiss Franc (Sell)               1,044                    949             1/26/2004                (95)
Swiss Franc (Sell)               1,048                    953             1/13/2004                (95)
Swiss Franc (Sell)               1,280                  1,161             1/13/2004               (119)
                                                                                               -------
                                                                                               $(3,491)
                                                                                               =======

           ### FORWARD FOREIGN BONDS OUTSTANDING AT DECEMBER 31, 2003

                                                                                              UNREALIZED
                                MARKET               CONTRACT             DELIVERY           APPRECIATION
DESCRIPTION                     VALUE                 AMOUNT                DATE            (DEPRECIATION)
-----------                  ------------         ---------------         ---------         --------------
Australian Government          $ (5,097)             $ (5,042)            2/19/2004             $ (55)
Bundesobligation                 (7,055)               (6,993)             2/4/2004               (62)
Canadian Government              (2,285)               (2,277)             1/8/2004                (8)
Canadian Government             (12,464)              (12,404)            2/10/2004               (60)
Japanese Government                (957)                 (959)            2/13/2004                (2)
Japanese Government              (1,575)               (1,566)            2/18/2004                (9)
Japanese Government              (3,284)               (3,305)            2/13/2004                21
U.K. Treasury Gilt               (4,963)               (4,864)             2/4/2004               (99)
U.S. Treasury Notes              (1,858)               (1,842)            2/18/2004               (16)
                                                                                                -----
                                                                                                $(286)
                                                                                                =====

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $363,805) -- including $12,413 of securities loaned (See
  Note 2(I)) -- see accompanying portfolio..................  $405,896
Receivable for securities sold..............................    53,576
Receivable for Fund shares sold.............................       131
Receivable for dividends and interest.......................     2,179
Receivable for forward foreign bonds........................    39,252
Cash and other assets.......................................        36
                                                              --------
Total assets................................................  $501,070
                                                              --------
LIABILITIES
Payable for securities purchased............................  $ 94,334
Payable for futures contracts...............................        31
Payable for forward foreign bonds...........................    39,538
Securities lending collateral payable to brokers (See Note
  2(i)).....................................................    12,949
Other liabilities...........................................        --
Accrued expenses............................................        81
Option contracts written (Premium received $32).............        51
                                                              --------
Total liabilities...........................................   146,984
                                                              --------
Net assets..................................................  $354,086
                                                              ========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 1,000,000 shares
  authorized; 31,789 shares outstanding.....................  $     32
Paid in capital.............................................   363,878
Accumulated net investment income...........................     3,362
Accumulated net realized loss on investments................   (50,729)
Unrealized appreciation on investments......................    42,092
Unrealized depreciation on futures contracts *** ...........      (222)
Unrealized depreciation on forward foreign bonds ### .......      (286)
Unrealized depreciation on forward foreign currency
  contracts (See Note 2(g)) @@@.............................    (3,491)
Unrealized depreciation on other assets and liabilities in
  foreign currencies........................................      (531)
Unrealized depreciation on option contracts written (See
  Note 2(f))................................................       (19)
                                                              --------
Net assets..................................................  $354,086
                                                              ========


Class IA
  Net asset value per share ($312,492 / 28,038 shares
    outstanding) (800,000 shares authorized)................  $11.15
                                                              ======
Class IB
  Net asset value per share ($41,594 / 3,751 shares
    outstanding) (200,000 shares authorized)................  $11.09
                                                              ======

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL COMMUNICATIONS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
COMMON STOCKS -- 91.6%
            AUSTRIA -- 4.3%
  - @95     Telekom Austria AG (Communications)...............  $ 1,178
                                                                -------
            BELGIUM -- 5.7%
    @28     Mobistar S.A. (Communications)....................    1,576
                                                                -------
            BRAZIL -- 4.4%
    +76     Brasil Telecom S.A., ADR (Communications).........    1,203
                                                                -------
            FRANCE -- 4.7%
    -45     France Telecom S.A. (Communications)..............    1,295
                                                                -------
            GREECE -- 4.1%
     83     Cosmote Mobile Communications S.A. (Software &
              Services).......................................    1,131
                                                                -------
            INDONESIA -- 3.8%
     64     PT Telekomunikasi Indonesia ADR
              (Communications)................................    1,048
                                                                -------
            ITALY -- 3.1%
  *+423     Telecom Italia S.p.A. (Communications)............      861
                                                                -------
            JAPAN -- 6.8%
  @@---     DDI Corp. (Communications)........................    1,237
  @@---     Nippon Telegraph & Telephone Corp.
              (Communications)................................      629
                                                                -------
                                                                  1,866
                                                                -------
            NETHERLANDS -- 3.2%
  *-114     Koninklijke KPN N.V. (Communications).............      879
                                                                -------
            NORWAY -- 9.1%
 - @383     Telenor ASA (Communications)......................    2,510
                                                                -------
            PHILIPPINES -- 9.1%
  *-144     Philippine Long Distance Telephone Co.
              (Communications)................................    2,503
                                                                -------
            SOUTH AFRICA -- 4.1%
     27     Telekom South Africa Ltd., ADR (Communications)...    1,142
                                                                -------
            SOUTH KOREA -- 2.2%
     -4     SK Telecom Co., Ltd. (Communications).............      609
                                                                -------
            TAIWAN -- 1.0%
     18     Chunghwa Telecom Co., Ltd., ADR
              (Communications)................................      267
                                                                -------
            UNITED KINGDOM -- 4.8%
   -536     Vodafone Group PLC (Communications)...............    1,331
                                                                -------
            UNITED STATES OF AMERICA -- 21.2%
    *92     Citizens Communications Co. (Utilities)...........    1,136
    *63     Nextel Communications, Inc., Class A
              (Communications)................................    1,772
  *+114     Nextel Partners, Inc. (Communications)............    1,535
   *329     Qwest Communications International, Inc.
              (Communications)................................    1,420
                                                                -------
                                                                  5,863
                                                                -------
            Total common stocks...............................  $25,262
                                                                =======
PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE #
---------                                                       -------
CORPORATE NOTES V -- 2.3%
            UNITED STATES OF AMERICA -- 2.3%
 $ +630     Qwest Capital Funding, Inc. (Communications) (Caa2
              Moodys)
              7.25% due 02/15/11..............................  $   621
                                                                -------
            Total corporate notes.............................  $   621
                                                                =======
SHARES
---------
SHORT-TERM SECURITIES -- 19.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 12.9%
  3,570     State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 3,570
                                                                -------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 6.3%
 $1,738     Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................    1,738
                                                                -------
            Total short-term securities.......................  $ 5,308
                                                                =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $18,104)........   91.6%  $25,262
Total corporate notes (cost $385).........    2.3       621
Total short-term securities (cost
  $5,308).................................   19.2     5,308
                                            -----   -------
Total investment in securities (total cost
  $23,797) -- including $3,479 of
  securities loaned (See Note 2(i)).......  113.1    31,191
Cash, receivables and other assets........    3.0       829
Payable for securities purchased..........   (3.2)     (853)
Securities lending collateral payable to
  brokers (See Note 2(i)).................  (12.9)   (3,570)
Other liabilities.........................   (0.0)       (7)
                                            -----   -------
Net assets................................  100.0%  $27,590
                                            =====   =======


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 3,851 shares outstanding....  $     4
Paid in capital..................................   25,398
Accumulated net investment income................        2
Accumulated net realized loss on investments.....   (5,209)
Unrealized appreciation on investments...........    7,394
Unrealized appreciation on other assets and
  liabilities in foreign currencies..............        1
                                                   -------
Net assets.......................................  $27,590
                                                   =======

Class IA
  Net asset value per share ($17,302 / 2,412 shares
    outstanding) (600,000 shares authorized).......  $7.17
                                                     =====
Class IB
  Net asset value per share ($10,288 / 1,439 shares
    outstanding) (200,000 shares authorized).......  $7.15
                                                     =====

The accompanying notes are an integral part of this financial statement.

                                                    MARKET
                                                    VALUE #
                                                    -------
DIVERSIFICATION BY INDUSTRY
Communications.............................  83.3%  $22,995
Software & Services........................   4.1     1,131
Utilities..................................   4.2     1,136
                                             ----   -------
Total common stocks........................  91.6%  $25,262
                                             ====   =======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 70.3% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $5,264 or 19.1% of net assets. (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $12,171, which represents 44.1% of total net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
COMMON STOCKS -- 97.0%
            BANKS -- 57.8%
    -119    Banca Intesa S.p.A. ..............................  $   465
     *45    Banco Latinoamericano de Exportaciones S.A., E
              Shares..........................................      869
     +-3    Banco Popular Espanol S.A. .......................      185
   +-100    Banco Santander Central Hispano S.A. .............    1,196
      34    Bank One Corp. ...................................    1,532
      14    Bank of America Corp. ............................    1,142
      17    Bank of Bermuda Ltd. .............................      754
      16    Bank of Hawaii Corp. .............................      688
     -67    Barclays PLC......................................      605
       3    Canadian Western Bank.............................       98
      31    Citigroup, Inc. ..................................    1,487
       5    Countrywide Credit Industries, Inc. ..............      407
     -36    Credit Agricole S.A. .............................      862
      10    Federal National Mortgage Association.............      607
      18    Federal Home Loan Mortgage Association............    1,366
       5    Golden West Financial Corp. ......................      516
     -93    HSBC Holdings PLC.................................    1,463
      41    Hibernia Corp., Class A...........................      955
   -@@--    Mitsubishi Tokyo Financial Group, Inc. ...........      444
       3    People's Bank.....................................       85
     -41    Royal Bank of Scotland Group PLC..................    1,198
      -7    Societe Generale..................................      584
  +-@@--    Sumitomo Mitsui Financial Group, Inc. ............      227
     -20    UBS AG............................................    1,356
       7    Unibanco GDR......................................      180
     -81    Westpac Banking Corp. ............................      973
                                                                -------
                                                                 20,244
                                                                -------
            FINANCIAL SERVICES -- 14.5%
     -24    ABSA Group Ltd. ..................................      151
     -89    Amvescap PLC......................................      651
      13    Converium Holding AG, ADR.........................      337
     -11    Credit Saison Co., Ltd. ..........................      238
      -8    Danske Bank.......................................      179
       9    Federated Investors, Inc., Class B................      252
       8    Franklin Resources, Inc. .........................      416
       7    Goldman Sachs Group, Inc. (The)...................      691
      10    Merrill Lynch & Co., Inc. ........................      604
       6    Morgan Stanley Dean Witter & Co. .................      347
     *10    Nasdaq Stock Market, Inc. ........................       98
      30    Standard Bank Group Ltd. .........................      176
   +-172    UniCredito Italiano S.p.A. .......................      930
                                                                -------
                                                                  5,070
                                                                -------
            INSURANCE -- 24.7%
      32    Ace Ltd. .........................................    1,309
      14    Ambac Financial Group, Inc. ......................      978
      18    American International Group, Inc. ...............    1,213
      29    Cincinnati Financial Corp. .......................    1,195
     *44    Clark, Inc. ......................................      839
      13    MBIA, Inc. .......................................      746
      23    Marsh & McLennan Cos., Inc. ......................    1,101

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
            INSURANCE -- (CONTINUED)
     -28    Nomura Securities.................................  $   475
      20    Reinsurance Group of America, Inc. ...............      769
                                                                -------
                                                                  8,625
                                                                -------
            Total common stocks...............................  $33,939
                                                                =======
SHORT-TERM SECURITIES -- 10.8%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 6.4%
   2,227    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 2,227
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENTS -- 4.4%
 $ 1,536    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................    1,536
                                                                -------
            Total short-term securities.......................  $ 3,763
                                                                =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $29,734)...........   97.0%  $33,939
Total short-term securities (cost $3,763)....   10.8     3,763
                                               -----   -------
Total investment in securities (total cost
  $33,497) -- including $2,111 of securities
  loaned (See Note 2(i)).....................  107.8    37,702
Cash, receivables and other assets...........    0.4       171
Payable for securities purchased.............   (1.8)     (645)
Securities lending collateral payable to
  brokers (See Note 2(i))....................   (6.4)   (2,227)
Other liabilities............................   (0.0)       (5)
                                               -----   -------
Net assets...................................  100.0%  $34,996
                                               =====   =======


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 3,629 shares outstanding........  $     4
Paid in capital......................................   32,574
Accumulated net investment loss......................       (5)
Accumulated net realized loss on investments.........   (1,783)
Unrealized appreciation on investments...............    4,205
Unrealized appreciation on forward foreign currency
  contracts (See Note 2(g))@@@.......................        2
Unrealized depreciation on other assets and
  liabilities in foreign currencies..................       (1)
                                                       -------
Net assets...........................................  $34,996
                                                       =======


Class IA
  Net asset value per share ($18,940 / 1,962 shares
    outstanding) (600,000 shares authorized)...........  $9.65
                                                         =====
Class IB
  Net asset value per share ($16,056 / 1,667 shares
    outstanding) (200,000 shares authorized)...........  $9.63
                                                         =====

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                  PERCENTAGE OF
                                                   NET ASSETS
                                                  -------------
DIVERSIFICATION BY COUNTRY:
United States of America........................       68.3%
United Kingdom..................................       11.2
Switzerland.....................................        4.8
France..........................................        4.1
Italy...........................................        4.0
Japan...........................................        4.0
Spain...........................................        3.9
Australia.......................................        2.8
Panama..........................................        2.5
South Africa....................................        0.9
Brazil..........................................        0.5
Denmark.........................................        0.5
Canada..........................................        0.3
                                                      -----
  Total.........................................      107.8%
                                                      =====


  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 39.5% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $12,182, which represents 34.8% of total net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                        UNREALIZED
                                                    CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                   MARKET VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                  --------------         --------         --------         --------------
Canadian Dollars (Buy)            $ 3                 $ 3            1/6/2004              $--
Danish Krone (Buy)                  7                   7            1/2/2004               --
EURO (Buy)                         63                  62            1/2/2004                1
South African Rands (Buy)          29                  28            1/2/2004                1
                                                                                           ---
                                                                                           $ 2
                                                                                           ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL HEALTH HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 97.7%
            CHEMICALS -- 0.9%
   +-110    Bayer AG..........................................  $  3,230
                                                                --------
            CONSUMER NON-DURABLES -- 7.7%
     114    Cardinal Health, Inc. ............................     6,960
     253    McKesson Corp. ...................................     8,149
    *397    Medco Health Solutions, Inc. .....................    13,487
                                                                --------
                                                                  28,596
                                                                --------
            DRUGS -- 59.0%
     442    Abbott Laboratories...............................    20,588
   *+223    Abgenix, Inc. ....................................     2,779
    +369    AstraZeneca PLC, ADR..............................    17,843
   *+130    AtheroGenics, Inc. ...............................     1,942
    +241    Aventis S.A., ADR.................................    15,962
    *+87    Cephalon, Inc. ...................................     4,212
    *+73    Connetics Corp. ..................................     1,333
   *+473    Elan Corp., ADR...................................     3,257
     229    Eli Lilly & Co. ..................................    16,120
    *147    Forest Laboratories, Inc. ........................     9,072
    *338    Fujisawa Pharmaceutical Co., Ltd. ................     7,207
    *295    Genzyme Corp. ....................................    14,531
    *110    Gilead Sciences, Inc. ............................     6,395
     *97    Ilex Oncology, Inc. ..............................     2,051
    *318    King Pharmaceuticals, Inc. .......................     4,854
   *+166    Medicines Co. (The)...............................     4,884
    *201    Millennium Pharmaceuticals, Inc. .................     3,755
    -325    Novartis AG.......................................    14,859
    *+42    OSI Pharmaceuticals, Inc. ........................     1,356
     170    Schering AG.......................................     8,614
   1,460    Schering-Plough Corp. ............................    25,395
     -12    Serono S.A., Class B..............................     8,418
    -393    Shionogi & Co., Ltd. .............................     7,338
    *101    Vertex Pharmaceuticals, Inc. .....................     1,030
     *68    Watson Pharmaceuticals, Inc. .....................     3,114
     292    Wyeth.............................................    12,400
     *24    Zymogenetics, Inc. ...............................       372
                                                                --------
                                                                 219,681
                                                                --------
            HEALTH SERVICES -- 2.6%
    *165    Edwards Lifesciences Corp. .......................     4,975
   *+120    Human Genome Sciences, Inc. ......................     1,593
     *79    Laboratory Corp. of American Holdings.............     2,930
                                                                --------
                                                                   9,498
                                                                --------
            INSURANCE -- 4.0%
      47    Aetna, Inc. ......................................     3,170
    *156    Anthem, Inc. .....................................    11,723
                                                                --------
                                                                  14,893
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 17.1%
     284    Baxter International, Inc. .......................     8,677
     118    Beckman Coulter, Inc. ............................     5,993
     197    Becton, Dickinson & Co. ..........................     8,100
    *115    CTI Molecular Imaging, Inc. ......................     1,936

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            MEDICAL INSTRUMENTS & SUPPLIES -- (CONTINUED)
     268    Chugai Pharmaceutical Co., Ltd. ..................  $  3,849
    -306    Eisai Co., Ltd. ..................................     8,278
   +-518    Gambro, B Shares..................................     4,281
     183    Guidant Corp. ....................................    11,011
    -182    Olympus Optical Co., Ltd. ........................     3,972
     -92    Takeda Chemical Industries Ltd. ..................     3,643
   *+198    Viasys Healthcare, Inc. ..........................     4,071
                                                                --------
                                                                  63,811
                                                                --------
            RESEARCH & TESTING FACILITIES -- 6.0%
   *+136    Amylin Pharmaceuticals, Inc. .....................     3,015
    *554    Applera Corp. -- Celera Genomics Group............     7,712
     *48    Ariad Pharmaceuticals, Inc. ......................       359
   *+202    CV Therapeutics, Inc. ............................     2,954
   *+212    Ciphergen Biosystems, Inc. .......................     2,384
   *+521    Exelixis, Inc. ...................................     3,687
   *+162    Regeneron Pharmaceuticals, Inc. ..................     2,389
                                                                --------
                                                                  22,500
                                                                --------
            SOFTWARE & SERVICES -- 0.4%
    *+28    Cerner Corp. .....................................     1,048
    *+31    Dendrite International, Inc. .....................       481
                                                                --------
                                                                   1,529
                                                                --------
            Total common stocks...............................  $363,738
                                                                ========
SHORT-TERM SECURITIES -- 21.1%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 17.4%
  64,931    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 64,931
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENTS -- 3.7%
$ 13,600    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................    13,600
                                                                --------
            Total short-term securities.......................  $ 78,531
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $332,691)...............   97.7%  $363,738
Total short-term securities (cost $78,531)........   21.1     78,531
                                                    -----   --------
Total investment in securities
  (total cost $411,222) -- including $63,120 of
  securities loaned (See Note 2(i))...............  118.8    442,269
Cash, receivables and other assets................    0.3      1,170
Payable for securities purchased..................   (1.7)    (6,039)
Payable for Fund shares redeemed..................   (0.0)       (11)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (17.4)   (64,931)
Other liabilities.................................   (0.0)       (22)
                                                    -----   --------
Net assets........................................  100.0%  $372,436
                                                    =====   ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                       MARKET
                                                      VALUE #
                                                      --------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 24,032 shares outstanding......  $     24
Paid in capital.....................................   327,769
Accumulated net investment income...................       172
Accumulated net realized gain on investments........    13,429
Unrealized appreciation on investments..............    31,047
Unrealized appreciation on forward foreign currency
  contracts (See Note 2(g))@@@......................        19
Unrealized depreciation on other assets and
  liabilities in foreign currencies.................       (24)
                                                      --------
Net assets..........................................  $372,436
                                                      ========


Class IA
  Net asset value per share ($268,844 / 17,318 shares
    outstanding) (600,000 shares authorized)..........  $15.52
                                                        ======
Class IB
  Net asset value per share ($103,592 / 6,714 shares
    outstanding) (200,000 shares authorized)..........  $15.43
                                                        ======

                                                  PERCENTAGE OF
                                                   NET ASSETS
                                                  -------------
DIVERSIFICATION BY COUNTRY:
United States of America........................       89.1%
Japan...........................................        9.2
Switzerland.....................................        6.2
United Kingdom..................................        4.8
France..........................................        4.3
Germany.........................................        3.2
Sweden..........................................        1.1
Ireland.........................................        0.9
                                                      -----
  Total.........................................      118.8%
                                                      =====

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 29.7% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $54,019, which represents 14.5% of total net assets.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
EURO (Buy)                      $1,856             $1,837          1/2/2004              $ 19
Japanese Yen (Buy)                 153                153          1/7/2004                --
                                                                                         ----
                                                                                         $ 19
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
COMMON STOCKS -- 96.8%
            AEROSPACE & DEFENSE -- 1.5%
 +4,434     China Merchants Holdings International Co.,
              Ltd. ...........................................  $   5,854
  +-291     European Aeronautic Defense & Space Co. ..........      6,952
                                                                ---------
                                                                   12,806
                                                                ---------
            AGRICULTURE & FISHING -- 0.2%
    -93     Nokia Oyj.........................................      1,594
            BANKS -- 8.0%
    365     Bank One Corp. ...................................     16,627
    339     Citigroup, Inc. ..................................     16,474
     54     Countrywide Credit Industries, Inc. ..............      4,126
   -331     Credit Suisse Group...............................     12,064
   -162     Deutsche Bank AG..................................     13,366
     97     Federal Home Loan Mortgage Association............      5,645
                                                                ---------
                                                                   68,302
                                                                ---------
            BUSINESS SERVICES -- 2.9%
   *922     Cendant Corp. ....................................     20,537
     -1     Dentsu, Inc. .....................................      4,594
                                                                ---------
                                                                   25,131
                                                                ---------
            COMMUNICATIONS -- 10.4%
 -2,875     Carphone Warehouse Group PLC......................      7,585
     -1     DDI Corp. ........................................      4,337
   -571     Deutsche Telekom AG...............................     10,368
   *109     NTL, Inc. ........................................      7,617
  *+185     Research in Motion Ltd. ..........................     12,350
 -7,326     Telefonaktiebolaget LM Ericsson...................     12,931
 -8,724     Vodafone Group PLC................................     21,677
*+1,209     Wanadoo...........................................      9,916
  *+100     XM Satellite Radio Holdings, Inc. ................      2,628
                                                                ---------
                                                                   89,409
                                                                ---------
            COMPUTERS & OFFICE EQUIPMENT -- 2.9%
   *578     Cisco Systems, Inc. ..............................     14,047
   *317     Dell, Inc. .......................................     10,762
                                                                ---------
                                                                   24,809
                                                                ---------
            CONSTRUCTION -- 2.5%
  3,634     ABB Ltd. .........................................     18,423
     34     Lennar Corp. .....................................      3,283
                                                                ---------
                                                                   21,706
                                                                ---------
            CONSUMER NON-DURABLES -- 5.0%
    659     Gillette Co. (The)................................     24,190
   *195     Medco Health Solutions, Inc. .....................      6,611
    466     Tyco International Ltd. ..........................     12,338
                                                                ---------
                                                                   43,139
                                                                ---------
            DRUGS -- 10.9%
   -198     AstraZeneca PLC...................................      9,495
    197     Eli Lilly & Co. ..................................     13,873
   *261     Forest Laboratories, Inc. ........................     16,136
    373     Pfizer, Inc. .....................................     13,180

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
            DRUGS -- (CONTINUED)
   -230     Roche Holdings AG.................................  $  23,227
    213     Schering AG.......................................     10,767
   +117     Teva Pharmaceutical Industries Ltd., ADR..........      6,646
                                                                ---------
                                                                   93,324
                                                                ---------
            EDUCATION -- 0.5%
    *67     Apollo Group, Inc. ...............................      4,576
                                                                ---------
            ELECTRICAL EQUIPMENT -- 1.0%
    *59     KLA-Tencor Corp. .................................      3,444
 -1,958     Techtronic Industries Co. ........................      5,462
                                                                ---------
                                                                    8,906
                                                                ---------
            ELECTRONICS -- 5.7%
   *328     Altera Corp. .....................................      7,450
    106     Analog Devices, Inc. .............................      4,857
   -738     Matsushita Electric Industrial Co. ...............     10,270
   @=30     Samsung Electronics Co., Ltd., GDR................      5,636
  +-263     Siemens AG........................................     20,961
                                                                ---------
                                                                   49,174
                                                                ---------
            ENERGY & SERVICES -- 7.6%
    114     Apache Corp. .....................................      9,205
 -3,306     Cnooc Ltd. .......................................      6,522
    217     Exxon Mobil Corp. ................................      8,909
   *260     Noble Corp. ......................................      9,317
    189     Schlumberger Ltd. ................................     10,315
   -114     TotalFinaElf S.A., B Shares.......................     21,096
                                                                ---------
                                                                   65,364
                                                                ---------
            FINANCIAL SERVICES -- 1.7%
    254     Merrill Lynch & Co., Inc. ........................     14,888
            FOOD, BEVERAGE & TOBACCO -- 5.2%
    375     Altria Group, Inc. ...............................     20,429
 -1,262     Compass Group PLC.................................      8,602
   -655     Imperial Tobacco Group PLC........................     12,914
 - @@--     Japan Tobacco, Inc. ..............................      2,428
                                                                ---------
                                                                   44,373
                                                                ---------
            INSURANCE -- 3.6%
   -126     Allianz AG........................................     15,996
   -120     Muenchener Rueckversicherungs Gesellschaft AG.....     14,666
                                                                ---------
                                                                   30,662
                                                                ---------
            MACHINERY -- 4.3%
  *-296     ASML Holding N.V. ................................      5,923
   -530     Atlas Copco AB....................................     19,031
    179     Deere (John) & Co. ...............................     11,657
                                                                ---------
                                                                   36,611
                                                                ---------
            MEDIA & ENTERTAINMENT -- 4.2%
     71     Clear Channel Communications, Inc. ...............      3,325
   *466     Comcast Corp., Special Class A....................     14,580
+-1,017     Mediaset S.p.A. ..................................     12,107
   *148     Univision Communications, Inc. ...................      5,854
                                                                ---------
                                                                   35,866
                                                                ---------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
COMMON STOCKS -- (CONTINUED)
 MEDICAL
 INSTRUMENTS &
 SUPPLIES -- 4.2%
   *361     Boston Scientific Corp. ..........................  $  13,263
    329     Guidant Corp. ....................................     19,782
    -35     Sanofi-Synthelabo S.A. ...........................      2,662
                                                                ---------
                                                                   35,707
                                                                ---------
            METALS, MINERALS & MINING -- 1.7%
 *6,927     Corus Group PLC...................................      3,720
   +165     JSC Mining & Smelting Co., ADR....................     10,737
                                                                ---------
                                                                   14,457
                                                                ---------
            RETAIL -- 3.9%
   -103     Fast Retailing Co., Ltd. .........................      6,307
 -2,000     Kingfisher PLC....................................     10,009
   -126     Pinault Printemps Redoute S.A. ...................     12,253
   *180     Staples, Inc. ....................................      4,914
                                                                ---------
                                                                   33,483
                                                                ---------
            SOFTWARE & SERVICES -- 4.5%
    -40     Advantest Corp. ..................................      3,204
    306     Microsoft Corp. ..................................      8,436
    -69     SAP AG............................................     11,441
   *334     Yahoo!, Inc. .....................................     15,074
                                                                ---------
                                                                   38,155
                                                                ---------
            TRANSPORTATION -- 4.4%
    217     BMW AG............................................     10,073
*-2,229     British Airways PLC...............................      9,291
   +-60     Renault S.A. .....................................      4,120
    150     United Technologies Corp. ........................     14,168
                                                                ---------
                                                                   37,652
                                                                ---------
            Total common stocks...............................  $ 830,094
                                                                =========

SHORT-TERM SECURITIES -- 10.9%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 7.2%
  61,510    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  61,510
                                                                ---------
PRINCIPAL
 AMOUNT
 -------
            REPURCHASE AGREEMENTS -- 3.7%
 $32,220    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................     32,220
                                                                ---------
            Total short-term securities.......................  $  93,730
                                                                =========

                                                      MARKET
                                                      VALUE #
                                                     ---------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $710,266)........   96.8%  $ 830,094
Total short-term securities (cost
  $93,730).................................   10.9      93,730
                                             -----   ---------
Total investment in securities (total cost
  $803,996) -- including $58,863 of
  securities loaned (See Note 2(i))........  107.7     923,824
Cash, receivables and other assets.........    0.2       2,058
Payable for securities purchased...........   (0.4)     (3,926)
Payable for Fund shares redeemed...........   (0.3)     (3,002)
Securities lending collateral payable to
  brokers (See Note 2(i))..................   (7.2)    (61,510)
Other liabilities..........................   (0.0)        (80)
                                             -----   ---------
Net assets.................................  100.0%  $ 857,364
                                             =====   =========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,400,000 shares authorized; 55,251 shares
  outstanding...................................  $      55
Paid in capital.................................    922,167
Accumulated net investment income...............      1,723
Accumulated net realized loss on investments....   (186,432)
Unrealized appreciation on investments..........    119,828
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g))@@@.........          4
Unrealized appreciation on other assets and
  liabilities in foreign currencies.............         19
                                                  ---------
Net assets......................................  $ 857,364
                                                  =========


Class IA
  Net asset value per share ($728,049 / 46,890
    shares outstanding) (3,200,000 shares
    authorized)...................................  $15.53
                                                    ======
Class IB
  Net asset value per share ($129,315 / 8,362
    shares outstanding) (200,000 shares
    authorized)...................................  $15.47
                                                    ======

                                                     PERCENTAGE
                                                         OF
                                                     NET ASSETS
DIVERSIFICATION BY COUNTRY:                          ----------
United States of America...........................     56.6%
Germany............................................     12.6
United Kingdom.....................................      9.7
Switzerland........................................      6.3
France.............................................      5.8
Sweden.............................................      3.7
Japan..............................................      3.6
Hong Kong..........................................      2.1
Netherlands........................................      1.5
Canada.............................................      1.4
Italy..............................................      1.4
Russia.............................................      1.3
Israel.............................................      0.8
South Korea........................................      0.7
Finland............................................      0.2
                                                       -----
  Total............................................    107.7%
                                                       =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 51.1% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $5,636 or 0.7% of net assets (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $343,455, which represents 40.1% of total net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                UNREALIZED
                             MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                  ------         --------         --------         --------------
British Pound (Buy)           $516            $512           1/5/2004               $4
                                                                                    ==

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL TECHNOLOGY HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 99.6%
            BUSINESS SERVICES -- 5.0%
    *144    Accenture Ltd. ...................................  $  3,795
    *241    Cendant Corp. ....................................     5,376
                                                                --------
                                                                   9,171
                                                                --------
            COMMUNICATIONS -- 11.7%
      57    ADTRAN, Inc. .....................................     1,761
     *70    Foundry Networks, Inc. ...........................     1,923
   *+295    McDATA Corp. .....................................     2,814
     404    Motorola, Inc. ...................................     5,689
     204    Nokia Corp., ADR..................................     3,468
    *389    Nortel Networks Corp. ............................     1,645
     *26    Plantronics, Inc. ................................       855
   *@117    Quanta Computer, Inc., GDR........................     1,444
    *104    Telefonaktiebolaget LM Ericsson ADR...............     1,843
                                                                --------
                                                                  21,442
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 17.8%
    *206    Brocade Communications Systems, Inc. .............     1,192
    *246    Cisco Systems, Inc. ..............................     5,973
    *225    Dell, Inc. .......................................     7,648
    *278    EMC Corp. ........................................     3,590
     *68    Emulex Corp. .....................................     1,806
     379    Hewlett-Packard Co. ..............................     8,708
    *319    Maxtor Corp. .....................................     3,543
                                                                --------
                                                                  32,460
                                                                --------
            CONSUMER DURABLES -- 2.8%
    *494    Corning, Inc. ....................................     5,153
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.5%
     *47    KLA-Tencor Corp. .................................     2,757
                                                                --------
            ELECTRONICS -- 30.5%
   *+135    ASE Test Ltd. ....................................     2,027
   *+154    ASM Lithography Holding N.V., NY Reg Shares.......     3,087
    *219    Altera Corp. .....................................     4,962
      43    American Power Conversion Corp. ..................     1,051
      99    Analog Devices, Inc. .............................     4,497
    *141    Fairchild Semiconductor International Corp., Class
              A...............................................     3,511
     *29    NEC Electronics Corp. ............................     2,136
     *34    QLogic Corp. .....................................     1,729
   *+314    RF Micro Devices, Inc. ...........................     3,153
    +260    STMicroelectronics N.V., NY Reg Shares............     7,031
   **-11    Samsung Electronics Co., Ltd., GDR................     2,020
   *+199    Skyworks Solutions, Inc. .........................     1,730
     -63    Sony Corp. .......................................     2,183
   *-773    Taiwan Semiconductor Manufacturing Co., Ltd. .....     1,441
     155    Texas Instruments, Inc. ..........................     4,554

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            ELECTRONICS -- (CONTINUED)
     -24    Tokyo Electron Ltd. ..............................  $  1,827
 *-1,719    United Microelectronics Corp. ....................     1,472
    *+40    Varian Semiconductor Equipment Associates,
              Inc. ...........................................     1,748
    *145    Xilinx, Inc. .....................................     5,625
                                                                --------
                                                                  55,784
                                                                --------
            MACHINERY -- 1.0%
     *79    Applied Materials, Inc. ..........................     1,774
                                                                --------
            MEDIA & ENTERTAINMENT -- 1.0%
    *101    Time Warner, Inc. ................................     1,812
                                                                --------
            RETAIL -- 0.0%
     *12    Compucom Systems, Inc. ...........................        62
                                                                --------
            SOFTWARE & SERVICES -- 27.7%
    *148    BEA Systems, Inc. ................................     1,814
     *93    BISYS Group, Inc. (The)...........................     1,381
     *56    Cadence Design Systems, Inc. .....................     1,001
     *70    Cognos, Inc. .....................................     2,128
     *69    Computer Sciences Corp. ..........................     3,061
     *+1    Embarcadero Technologies, Inc. ...................        16
     181    First Data Corp. .................................     7,441
     *10    Intuit, Inc. .....................................       524
     550    Microsoft Corp. ..................................    15,152
   *+270    Red Hat, Inc. ....................................     5,064
     *30    Symantec Corp. ...................................     1,033
    *235    VeriSign, Inc. ...................................     3,824
    *168    Yahoo!, Inc. .....................................     7,566
    *+67    webMethods, Inc. .................................       611
                                                                --------
                                                                  50,616
                                                                --------
            TRANSPORTATION -- 0.6%
      44    Sabre Holdings Corp. .............................       948
                                                                --------
            Total common stocks...............................  $181,979
                                                                ========
SHORT-TERM SECURITIES -- 9.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.4%
  15,301    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 15,301
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENTS -- 0.8%
 $ 1,484    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................     1,484
                                                                --------
            Total short-term securities.......................  $ 16,785
                                                                ========

The accompanying notes are an integral part of this financial statement.

                                                    MARKET
                                                   VALUE #
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $159,892)......   99.6%  $181,979
Total short-term securities (cost
  $16,785)...............................    9.2     16,785
                                           -----   --------
Total investment in securities (total
  cost $176,677) -- including $14,843 of
  securities loaned (See Note 2(i))......  108.8    198,764
Cash, receivables and other assets.......    2.3      4,127
Payable for securities purchased.........   (2.5)    (4,581)
Payable for Fund shares redeemed.........   (0.2)      (321)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (8.4)   (15,301)
Other liabilities........................   (0.0)       (13)
                                           -----   --------
Net assets...............................  100.0%  $182,675
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 37,521 shares
  outstanding...................................  $     38
Paid in capital.................................   240,164
Accumulated net investment loss.................        (7)
Accumulated net realized loss on investments....   (79,607)
Unrealized appreciation on investments..........    22,087
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g))@@@.........         2
Unrealized depreciation on other assets and
  liabilities in foreign currencies.............        (2)
                                                  --------
Net assets......................................  $182,675
                                                  ========

Class IA
  Net asset value per share ($138,243 / 28,345
    shares outstanding) (600,000 shares
    authorized)....................................  $4.88
                                                     =====
Class IB
  Net asset value per share ($44,432 / 9,176 shares
    outstanding) (200,000 shares authorized).......  $4.84
                                                     =====

                                               PERCENTAGE OF
                                                NET ASSETS
                                               -------------
DIVERSIFICATION BY COUNTRY:
United States of America.....................       90.3%
Switzerland..................................        3.8
Taiwan.......................................        3.5
Japan........................................        3.4
Canada.......................................        2.1
Finland......................................        1.9
Netherlands..................................        1.7
South Korea..................................        1.1
Sweden.......................................        1.0
                                                   -----
  Total......................................      108.8%
                                                   =====

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 18.5% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $8,944, which represents 4.9% of total net assets.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $1,444 or 0.8% of net assets (See Note 2(m)).

   ** Securities contain some restriction as to public resale. At December 31, 2003, the market value of these securities amounted to $2,020 or 1.1% of net assets (See Note 2(m)).

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Japanese Yen (Sell)            $ 1,160             $1,162          1/7/2004              $ 2
                                                                                         ---
                                                                                         $ 2
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 98.5%
            BANKS -- 9.1%
     37     Capital One Financial Corp. ......................  $  2,278
    110     Citigroup, Inc. ..................................     5,322
    134     Countrywide Credit Industries, Inc. ..............    10,176
     29     Federal National Mortgage Association.............     2,144
                                                                --------
                                                                  19,920
                                                                --------
            BUSINESS SERVICES -- 3.8%
     94     Omnicom Group, Inc. ..............................     8,230
                                                                --------
            COMMUNICATIONS -- 2.6%
    *33     NTL, Inc. ........................................     2,323
   *124     Telefonaktiebolaget LM Ericsson ADR...............     2,191
    *43     XM Satellite Radio Holdings, Inc. ................     1,143
                                                                --------
                                                                   5,657
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 7.7%
   *298     Dell, Inc. .......................................    10,130
   *309     EMC Corp. ........................................     3,988
    145     Seagate Technology................................     2,745
                                                                --------
                                                                  16,863
                                                                --------
            CONSTRUCTION -- 1.3%
     30     Lennar Corp. .....................................     2,850
                                                                --------
            CONSUMER DURABLES -- 3.4%
   *708     Corning, Inc. ....................................     7,388
                                                                --------
            CONSUMER NON-DURABLES -- 2.1%
     30     McKesson Corp. ...................................       969
   *107     Medco Health Solutions, Inc. .....................     3,625
                                                                --------
                                                                   4,594
                                                                --------
            DRUGS -- 14.1%
     84     Abbott Laboratories...............................     3,917
    167     AstraZeneca PLC, ADR..............................     8,103
    121     Eli Lilly & Co. ..................................     8,494
    *88     Forest Laboratories, Inc. ........................     5,410
    *33     Genzyme Corp. ....................................     1,609
    *20     Gilead Sciences, Inc. ............................     1,167
    123     Serono S.A., ADR..................................     2,163
                                                                --------
                                                                  30,863
                                                                --------
            EDUCATION -- 4.5%
   *144     Apollo Group, Inc. ...............................     9,803
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.5%
    *57     KLA-Tencor Corp. .................................     3,331
                                                                --------
            ELECTRONICS -- 5.5%
   *245     Altera Corp. .....................................     5,564
    106     Analog Devices, Inc. .............................     4,819
    *40     Xilinx, Inc. .....................................     1,543
                                                                --------
                                                                  11,926
                                                                --------
            FINANCIAL SERVICES -- 1.0%
     44     Franklin Resources, Inc. .........................     2,265
                                                                --------
            INSURANCE -- 1.6%
     83     Ace Ltd. .........................................     3,448
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            MEDIA & ENTERTAINMENT -- 8.1%
     49     Clear Channel Communications, Inc. ...............  $  2,291
   *156     Comcast Corp. ....................................     4,877
    *63     COX Communications, Inc. .........................     2,166
    *97     EchoStar Communications Corp., Class A............     3,287
   *129     Univision Communications, Inc. ...................     5,131
                                                                --------
                                                                  17,752
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.9%
    159     Guidant Corp. ....................................     9,548
     22     Medtronic, Inc. ..................................     1,077
                                                                --------
                                                                  10,625
                                                                --------
            RESEARCH & TESTING FACILITIES -- 1.5%
     54     Moody's Corp. ....................................     3,259
                                                                --------
            RETAIL -- 7.3%
    *77     AutoZone, Inc. ...................................     6,582
     35     Best Buy Co., Inc. ...............................     1,835
   *115     eBay, Inc. .......................................     7,440
                                                                --------
                                                                  15,857
                                                                --------
            SOFTWARE & SERVICES -- 18.5%
    *84     Amdocs Ltd., ADR..................................     1,883
    211     First Data Corp. .................................     8,651
    *20     Intuit, Inc. .....................................     1,076
    *53     Mercury Interactive Corp. ........................     2,578
    196     Microsoft Corp. ..................................     5,410
     52     SAP AG, ADR.......................................     2,168
    *68     SunGard Data Systems, Inc. .......................     1,892
   *174     Symantec Corp. ...................................     6,042
   *232     Yahoo!, Inc. .....................................    10,460
                                                                --------
                                                                  40,160
                                                                --------
            Total common stocks...............................  $214,791
                                                                ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 2.8%
            REPURCHASE AGREEMENTS -- 2.8%
 $6,188     Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................  $  6,188
                                                                --------
            Total short-term securities.......................  $  6,188
                                                                ========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $194,679)......   98.5%  $214,791
Total short-term securities (cost
  $6,188)................................    2.8      6,188
                                           -----   --------
Total investment in securities (total
  cost $200,867).........................  101.3    220,979
Cash, receivables and other assets.......    0.8      1,784
Payable for securities purchased.........   (2.1)    (4,618)
Other liabilities........................   (0.0)       (13)
                                           -----   --------
Net assets...............................  100.0%  $218,132
                                           =====   ========

The accompanying notes are an integral part of this financial statement.

                                                   MARKET
                                                  VALUE #
                                                  --------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 19,578 shares
  outstanding...................................  $     20
Paid in capital.................................   195,672
Accumulated net investment income...............         1
Accumulated net realized gain on investments....     2,327
Unrealized appreciation on investments..........    20,112
                                                  --------
Net assets......................................  $218,132
                                                  ========

Class IA
  Net asset value per share ($127,944 / 11,463
    shares outstanding) (600,000 shares
    authorized)...................................  $11.16
                                                    ======
Class IB
  Net asset value per share ($90,188 / 8,115
    shares outstanding) (200,000 shares
    authorized)...................................  $11.11
                                                    ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 7.6% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 97.5%
            APPAREL & TEXTILE -- 0.9%
  -1,084    Burberry Group PLC................................  $  7,089
                                                                --------
            BANKS -- 4.6%
     161    Bank One Corp. ...................................     7,358
     145    Countrywide Credit Industries, Inc. ..............    10,983
      81    Federal Home Loan Mortgage Association............     4,736
     154    Federal National Mortgage Association.............    11,582
                                                                --------
                                                                  34,659
                                                                --------
            BUSINESS SERVICES -- 2.7%
    *932    Cendant Corp. ....................................    20,753
                                                                --------
            COMMUNICATIONS -- 8.7%
   *1017    American Tower Corp., Class A.....................    11,006
    *278    Crown Castle International Corp. .................     3,065
    *150    Level 3 Communications Holdings, Inc. ............     7,678
    *235    NTL, Inc. ........................................    16,363
    *610    Nextel Communications, Inc., Class A..............    17,111
 *+1,745    Sirius Satellite Radio, Inc. .....................     5,515
   *+191    XM Satellite Radio Holdings, Inc. ................     5,040
                                                                --------
                                                                  65,778
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 3.2%
     154    CDW Corp. ........................................     8,907
    *221    Dell, Inc. .......................................     7,502
    *252    Netscreen Technologies, Inc. .....................     6,242
  ***117    Quanta Computer, Inc., GDR........................     1,438
                                                                --------
                                                                  24,089
                                                                --------
            CONSTRUCTION -- 5.1%
     200    Horton (D.R.), Inc. ..............................     8,656
      89    Lennar Corp. .....................................     8,573
     145    Pulte Corp. ......................................    13,556
  -1,599    Rinker Group Ltd. ................................     7,909
                                                                --------
                                                                  38,694
                                                                --------
            CONSUMER DURABLES -- 2.2%
   *1263    Corning, Inc. ....................................    13,177
    *195    Genesis Microchip, Inc. ..........................     3,511
                                                                --------
                                                                  16,688
                                                                --------
            CONSUMER NON-DURABLES -- 4.1%
     122    AmerisourceBergen Corp. ..........................     6,833
     226    Cardinal Health, Inc. ............................    13,816
    *298    Medco Health Solutions, Inc. .....................    10,139
                                                                --------
                                                                  30,788
                                                                --------
            DRUGS -- 8.6%
     147    Abbott Laboratories...............................     6,841
   *+188    Cephalon, Inc. ...................................     9,087
    *259    Forest Laboratories, Inc. ........................    16,012
    *369    IVAX Corp. .......................................     8,819
    *125    Medicines Co. (The)...............................     3,691
    *389    Millennium Pharmaceuticals, Inc. .................     7,257
   *+109    NPS Pharmaceuticals, Inc. ........................     3,341

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            DRUGS -- (CONTINUED)
     *54    Neurocrine Biosciences, Inc. .....................  $  2,923
     411    Serono S.A., ADR..................................     7,210
                                                                --------
                                                                  65,181
                                                                --------
            EDUCATION -- 3.0%
    *113    Apollo Group, Inc. ...............................     7,711
    *194    Career Education Corp. ...........................     7,774
    *240    Education Management Corp. .......................     7,456
                                                                --------
                                                                  22,941
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.1%
  -3,073    Techtronic Industries Co. ........................     8,573
                                                                --------
            ELECTRONICS -- 8.7%
    *417    Altera Corp. .....................................     9,473
     172    American Power Conversion Corp. ..................     4,208
     154    Analog Devices, Inc. .............................     7,016
    *979    ChipPAC, Inc. ....................................     7,430
   *+317    Epcos AG, ADR.....................................     7,139
   *+280    FuelCell Energy, Inc. ............................     3,635
    *771    MEMC Electronic Materials, Inc. ..................     7,419
    *271    Pixelworks, Inc. .................................     2,987
    *183    Quantum Fuel Systems Technologies Worldwide,
              Inc. ...........................................     1,471
     325    STMicroelectronics N.V., NY Reg Shares............     8,788
    *595    Taiwan Semiconductor Manufacturing Co., Ltd.,
              ADR.............................................     6,094
                                                                --------
                                                                  65,660
                                                                --------
            ENERGY & SERVICES -- 1.1%
     205    Arch Coal, Inc. ..................................     6,387
     *57    Universal Tech....................................     1,710
                                                                --------
                                                                   8,097
                                                                --------
            FINANCIAL SERVICES -- 2.4%
     114    Blackrock, Inc. ..................................     6,055
     148    Federated Investors, Inc., Class B................     4,354
     115    UBS AG............................................     7,812
                                                                --------
                                                                  18,221
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 3.7%
     220    Altria Group, Inc. ...............................    11,994
     203    Bunge Ltd. .......................................     6,679
    *289    Constellation Brands, Inc. .......................     9,530
                                                                --------
                                                                  28,203
                                                                --------
            HEALTH SERVICES -- 2.1%
    *402    Edwards Lifesciences Corp. .......................    12,101
    *280    Human Genome Sciences, Inc. ......................     3,706
                                                                --------
                                                                  15,807
                                                                --------
            MACHINERY -- 0.9%
    *408    Asyst Technologies, Inc. .........................     7,075
                                                                --------
            MEDIA & ENTERTAINMENT -- 2.4%
    *300    Comcast Corp., Class A............................     9,858
    *162    Entercom Communications Corp. ....................     8,590
                                                                --------
                                                                  18,448
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.7%
     142    DENTSPLY International, Inc. .....................  $  6,414
     191    Guidant Corp. ....................................    11,492
     227    Medtronic, Inc. ..................................    11,030
    *319    Viasys Healthcare, Inc. ..........................     6,576
                                                                --------
                                                                  35,512
                                                                --------
            METALS, MINERALS & MINING -- 1.1%
     176    Precision Castparts Corp. ........................     7,997
                                                                --------
            RESEARCH & TESTING FACILITIES -- 1.5%
     123    Moody's Corp. ....................................     7,454
    *168    Telik, Inc. ......................................     3,859
                                                                --------
                                                                  11,313
                                                                --------
            RETAIL -- 9.9%
     *90    Advance Auto Parts, Inc. .........................     7,326
     *94    Dick's Sporting Goods, Inc. ......................     4,594
    *145    eBay, Inc. .......................................     9,359
     714    Gap, Inc. (The)...................................    16,563
     228    Home Depot, Inc. (The)............................     8,088
     278    Michaels Stores, Inc. ............................    12,301
     423    PetSmart, Inc. ...................................    10,077
    *256    Rare Hospitality International, Inc. .............     6,247
                                                                --------
                                                                  74,555
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 1.6%
    *431    Jarden Corp. .....................................    11,782
                                                                --------
            SOFTWARE & SERVICES -- 8.9%
    *178    Alliance Sata Systems Corp. ......................     4,930
    *502    Amdocs Ltd., ADR..................................    11,294
    *593    BEA Systems, Inc. ................................     7,290
    *173    Intuit, Inc. .....................................     9,175
    *150    Mercury Interactive Corp. ........................     7,315
    *616    Red Hat, Inc. ....................................    11,560
    *262    Websense, Inc. ...................................     7,673
    *179    Yahoo!, Inc. .....................................     8,094
                                                                --------
                                                                  67,331
                                                                --------
            TRANSPORTATION -- 4.3%
     136    Expeditors International Washington, Inc. ........     5,126
    *109    JetBlue Airways Corp. ............................     2,893
   *+236    Ryanair Holdings PLC, ADR.........................    11,931
    *633    Sirva, Inc. ......................................    12,365
                                                                --------
                                                                  32,315
                                                                --------
            Total common stocks...............................  $737,549
                                                                ========
SHORT-TERM SECURITIES -- 8.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 4.3%
  32,513    Boston Global Investment Trust....................  $ 32,513
                                                                --------
PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE #
 -------                                                        --------
            REPURCHASE AGREEMENTS -- 4.2%
 $31,537    Joint Repurchase Agreement (See Note 2(d))
              0.833% due 01/02/04.............................  $ 31,537
                                                                --------
            Total short-term securities.......................  $ 64,050
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $609,993)...............   97.5%  $737,549
Total short-term securities (cost $64,050)........    8.5     64,050
                                                    -----   --------
Total investment in securities (total cost
  $674,043) -- including $31,563 of securities
  loaned (See Note 2(i))..........................  106.0    801,599
Cash, receivables and other assets................    0.1        993
Payable for securities purchased..................   (0.2)    (1,137)
Payable for Fund shares redeemed..................   (1.6)   (12,305)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (4.3)   (32,513)
Other liabilities.................................   (0.0)       (51)
                                                    -----   --------
Net assets........................................  100.0%  $756,586
                                                    =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 700,000 shares
  authorized; 32,103 shares outstanding.....................  $      32
Paid in capital.............................................    769,644
Accumulated net investment loss.............................        (12)
Accumulated net realized loss on investments................   (140,636)
Unrealized appreciation on investments......................    127,556
Unrealized depreciation on forward foreign currency
  contracts (See Note 2(g))@@@..............................         (5)
Unrealized appreciation on other assets and liabilities in
  foreign currencies........................................          7
                                                              ---------
Net assets..................................................  $ 756,586
                                                              =========

Class IA
  Net asset value per share ($696,900 / 29,561
    shares outstanding) (500,000 shares
    authorized)...................................  $23.57
                                                    ======
Class IB
  Net asset value per share ($59,686 / 2,542
    shares outstanding) (200,000 shares
    authorized)...................................  $23.48
                                                    ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 11.3% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $23,571, which represents 3.1% of total net assets.

   ** Securities contain some restriction as to public resale. At December 31, 2003, the market value of these securities amounted to $1,438 or 0.2% of net assets (See Note 2(m)).

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                             UNREALIZED
                                                     CONTRACT             DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE             AMOUNT                DATE           (DEPRECIATION)
-----------                  ------------         ---------------         --------         --------------
British Pound (Sell)             $487                  $482               01/02/04              $(5)
Hong Kong Dollar (Buy)            105                   105               01/02/04               --
                                                                                                ---
                                                                                                $(5)
                                                                                                ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                                          VALUE #
------------                                                       --------
COMMON STOCKS -- 0.4%
               BUSINESS SERVICES -- 0.0%
   *@##-@@--   Hosiery Corp. ....................................  $     --
                                                                   --------
               COMMUNICATIONS -- 0.4%
         *25   Global Crossing Ltd. .............................       834
     *+##116   Marconi Corp., PLC, ADR...........................     2,345
                                                                   --------
                                                                      3,179
                                                                   --------
               Total common stocks...............................  $  3,179
                                                                   ========
 PRINCIPAL
   AMOUNT
------------
CONVERTIBLE BONDS V -- 0.2%
               CONSUMER NON-DURABLES -- 0.1%
$        500   Tyco International Group S.A. (Ba2 Moodys)
                 3.125% due 01/15/23.............................  $    684
                                                                   --------
               MACHINERY -- 0.1%
         440   American Standard, Inc. (Ba2 Moodys)
                 7.625% due 02/15/10.............................       499
                                                                   --------
               Total convertible bonds...........................  $  1,183
                                                                   ========
   SHARES
------------
CONVERTIBLE PREFERRED STOCKS -- 0.3%
               COMMUNICATIONS -- 0.0%
        ##21   Adelphia Communications Corp. ....................  $     32
          15   McLeodUSA, Inc. ..................................       114
                                                                   --------
                                                                        146
                                                                   --------
               ENERGY & SERVICES -- 0.1%
          13   Amerada Hess Corp. ...............................       713
                                                                   --------
               MEDIA & ENTERTAINMENT -- 0.2%
          14   Cablevision Systems Corp. ........................     1,470
                                                                   --------
               Total convertible preferred stocks................  $  2,329
                                                                   ========
 PRINCIPAL
   AMOUNT
------------
CORPORATE NOTES V -- 75.6%
               AEROSPACE & DEFENSE -- 0.3%
$     @1,420   DRS Technologies, Inc. (B2 Moodys)
                 6.875% due 11/01/13.............................  $  1,459
         830   DirecTV Holdings LLC (B1 Moodys)
                 8.375% due 03/15/13.............................       963
                                                                   --------
                                                                      2,422
                                                                   --------
               AGRICULTURE & FISHING -- 0.3%
       1,100   Dole Food Co. (B2 Moodys)
                 7.25% due 06/15/10..............................     1,133
         400   Dole Food Co. (B2 Moodys)
                 8.625% due 05/01/09.............................       439
        @315   Pilgrim's Pride Corp. (B2 Moodys)
                 9.25% due 11/15/13..............................       326
                                                                   --------
                                                                      1,898
                                                                   --------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               APPAREL & TEXTILE -- 0.3%
$        760   Collins & Aikman Floor Cover (B2 Moodys)
                 9.75% due 02/15/10..............................  $    813
         995   Phillips Van-Heusen (B1 Moodys)
                 7.75% due 11/15/23..............................     1,015
        @690   Warnaco, Inc. (B2 Moodys)
                 8.875% due 06/15/13.............................       711
                                                                   --------
                                                                      2,539
                                                                   --------
               BANKS -- 0.3%
         705   Capital One Financial Corp. (Baa3 Moodys)
                 6.25% due 11/15/13..............................       723
      @1,150   Capital One Financial Corp. (Baa3 Moodys)
                 7.125% due 08/01/08.............................     1,242
         225   Western Financial Bank (B1 Moodys)
                 9.625% due 05/15/12.............................       251
                                                                   --------
                                                                      2,216
                                                                   --------
               BUSINESS SERVICES -- 2.3%
       3,000   IPC Acquisition Corp. (B3 Moodys)
                 11.50% due 12/15/09.............................     3,270
         395   Integrated Electrical Services, Inc. (B2 Moodys)
                 9.375% due 02/01/09.............................       415
         600   Interpool, Inc. (Caa1 Moodys)
                 7.20% due 08/01/07..............................       574
         150   Interpool, Inc. (Caa1 Moodys)
                 7.35% due 08/01/07..............................       144
       2,000   Iron Mountain, Inc. (B2 Moodys)
                 6.625% due 01/01/16.............................     1,945
      +2,094   Iron Mountain, Inc. (B2 Moodys)
                 7.75% due 01/15/15..............................     2,193
         855   Lamar Media Corp. (Ba3 Moodys)
                 7.25% due 01/01/13..............................       919
        @825   Moore North America Finance, Inc. (B1 Moodys)
                 7.875% due 01/15/11.............................       934
         670   United Rentals, Inc. (B1 Moodys)
                 10.75% due 04/15/08.............................       754
      @2,250   United Rentals, Inc. (B2 Moodys)
                 7.75% due 11/15/13..............................     2,298
      +2,755   United Rentals, Inc. (B2 Moodys)
                 9.25% due 01/15/09..............................     2,893
         505   Universal Compression, Inc. (B1 Moodys)
                 7.25% due 05/15/10..............................       525
                                                                   --------
                                                                     16,864
                                                                   --------
               CHEMICALS -- 2.3%
         270   ARCO Chemical Co. (B1 Moodys)
                 9.80% due 02/01/20..............................       271
      +1,400   Equistar Chemicals LP (B2 Moodys)
                 8.75% due 02/15/09..............................     1,463
       1,200   FMC Corp. (Ba2 Moodys)
                 10.25% due 11/01/09.............................     1,404

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                         VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               CHEMICALS -- (CONTINUED)
         575   Geon Co. (B3 Moodys)
                 6.875% due 12/15/05.............................  $    552
         545   Georgia Gulf Corp. (Ba3 Moodys)
                 7.625% due 11/15/05.............................       574
EUR      210   Huntsman International LLC (Caa1 Moodys)
                 10.125% due 07/01/09............................       258
         750   IMC Global, Inc. (B1 Moodys)
                 11.25% due 06/01/11.............................       825
          12   IMC Global, Inc. (B2 Moodys)
                 7.625% due 11/01/05.............................        12
         300   Lyondell Chemical Co. (B1 Moodys)
                 9.50% due 12/15/08..............................       314
         600   Lyondell Chemical Co. (B1 Moodys)
                 9.50% due 12/15/08..............................       627
       1,190   Lyondell Chemical Co. (B1 Moodys)
                 9.625% due 05/01/07.............................     1,261
      +1,700   Lyondell Chemical Co. (B1 Moodys)
                 9.875% due 05/01/07.............................     1,794
      +1,260   Millennium America, Inc. (B1 Moodys)
                 7.00% due 11/15/06..............................     1,292
        +785   Millennium America, Inc. (B1 Moodys)
                 7.625% due 11/15/26.............................       730
      @3,185   Nalco Chemical Co. (Caa1 Moodys)
                 8.875% due 11/15/13.............................     3,376
        +410   PolyOne Corp. (B3 Moodys)
                 10.625% due 05/15/10............................       410
        +925   PolyOne Corp. (B3 Moodys)
                 8.875% due 05/01/12.............................       851
      @1,335   Scotts Co. (The) (Ba3 Moodys)
                 6.625% due 11/15/13.............................     1,372
                                                                   --------
                                                                     17,386
                                                                   --------
               COMMUNICATIONS -- 9.9%
      @1,100   ACC Escrow Corp. (B2 Moodys)
                 10.00% due 08/01/11.............................     1,227
         400   Adelphia Communications Corp. (Default)
                 8.875% due 01/15/07.............................       388
       1,210   Avaya, Inc. (B2 Moodys)
                 11.125% due 04/01/09............................     1,416
      @2,350   Cincinnati Bell, Inc. (B3 Moodys)
                 8.375% due 01/15/14.............................     2,526
      @1,790   Dex Media, Inc. (B3 Moodys)
                 9.875% due 08/15/13.............................     2,081
       2,460   Level 3 Communications, Inc. (Ba3 Moodys)
                 6.125% due 07/15/13.............................     2,478
       1,500   Level 3 Communications, Inc. (Ba3 Moodys)
                 7.625% due 06/15/12.............................     1,626
         200   Level 3 Communications, Inc. (Caa2 Moodys)
                 0.00% due 03/15/10..............................       168

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                         VALUE #
------------                                                       --------
               COMMUNICATIONS -- (CONTINUED)
$     @1,300   Level 3 Communications, Inc. (Caa2 Moodys)
                 10.75% due 10/15/11.............................  $  1,375
      +3,205   Level 3 Communications, Inc. (Caa2 Moodys)
                 11.00% due 03/15/08.............................     3,141
EUR    1,175   Level 3 Communications, Inc. (Caa2 Moodys)
                 11.25% due 03/15/10.............................     1,423
      +5,000   Level 3 Communications, Inc. (Caa2 Moodys)
                 11.25% due 03/15/10.............................     4,800
      +1,600   Lucent Technologies, Inc. (Caa1 Moodys)
                 5.50% due 11/15/08..............................     1,488
      +2,459   Lucent Technologies, Inc. (Caa1 Moodys)
                 6.45% due 03/15/29..............................     1,933
      L3,150   Metromedia Fiber Network, Inc. (Default)
                 10.00% due 11/15/08.............................       189
EUR     L450   Metromedia Fiber Network, Inc. (Default)
                 10.00% due 12/15/09.............................        34
        L365   Metromedia Fiber Network, Inc. (Default)
                 10.00% due 12/15/09.............................        22
      12,470   Nextel Communications, Inc. (B2 Moodys)
                 7.375% due 08/01/15.............................    13,405
    @@L1,990   Nextlink Escrow (Default)
                 0.00% due 04/15/06..............................        --
      @@L445   Nextlink Escrow (Default)
                 0.00% due 11/15/08..............................        --
      @@L750   Nextlink Escrow (Default)
                 0.00% due 12/01/09..............................        --
      @@L600   Nextlink Escrow (Default)
                 0.00% due 12/01/09..............................        --
        +250   Northern Telecom Capital (B3 Moodys)
                 7.875% due 06/15/26.............................       250
         570   PanAmSat Corp. (Ba2 Moodys)
                 6.375% due 01/15/08.............................       591
       2,570   PanAmSat Corp. (Ba2 Moodys)
                 6.875% due 01/15/28.............................     2,573
       6,525   PanAmSat Corp. (Ba3 Moodys)
                 8.50% due 02/01/12..............................     7,243
      +4,220   Qwest Capital Funding, Inc. (Caa2 Moodys)
                 7.25% due 02/15/11..............................     4,157
       3,530   Qwest Capital Funding, Inc. (Caa2 Moodys)
                 7.625% due 08/03/21.............................     3,248
       5,685   Qwest Corp. (Ba3 Moodys)
                 6.875% due 09/15/33.............................     5,401
         845   Qwest Corp. (Ba3 Moodys)
                 7.20% due 11/01/04..............................       864
       1,630   Qwest Corp. (Ba3 Moodys)
                 7.25% due 10/15/35..............................     1,622

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               COMMUNICATIONS -- (CONTINUED)
$     +1,500   RCN Corp. (Ca Moodys)
                 11.125% due 10/15/07............................  $    728
      +6,080   RCN Corp. (Ca Moodys)
                 9.80% due 02/15/08..............................     2,858
         280   Rexnord Corp. (B3 Moodys)
                 10.125% due 12/15/12............................       307
         960   Sprint Capital Corp. (Baa3 Moodys)
                 7.90% due 03/15/05..............................     1,023
      ##@@--   Voicestream Wireless Corp. (Ba3 Moodys)
                 10.375% due 11/15/09............................         1
      L1,925   WorldCom, Inc. (Default)
                 7.50% due 05/15/11..............................       645
      L6,655   WorldCom, Inc. (Default)
                 8.25% due 05/15/31..............................     2,229
                                                                   --------
                                                                     73,460
                                                                   --------
               CONSTRUCTION -- 2.2%
      +1,100   Champion Home Builders Co. (B2 Moodys)
                 11.25% due 04/15/07.............................     1,189
       2,140   Horton (D.R.), Inc. (Ba1 Moodys)
                 6.875% due 05/01/13.............................     2,279
         350   Kaufman & Broad Home Corp. (Ba1 Moodys)
                 7.75% due 10/15/04..............................       359
       2,200   Kaufman & Broad Home Corp. (Ba2 Moodys)
                 9.50% due 02/15/11..............................     2,453
       2,450   Schuler Homes, Inc., Class A (Ba1 Moodys)
                 9.375% due 07/15/09.............................     2,756
        +680   Schuler Homes, Inc., Class A (Ba2 Moodys)
                 10.50% due 07/15/11.............................       789
        +590   Standard Pacific Corp. (Ba2 Moodys)
                 6.50% due 10/01/08..............................       608
       2,000   Standard Pacific Corp. (Ba2 Moodys)
                 6.875% due 05/15/11.............................     2,070
      +2,360   Toll Corp. (Ba2 Moodys)
                 8.00% due 05/01/09..............................     2,472
       1,200   Toll Corp. (Ba2 Moodys)
                 8.25% due 02/01/11..............................     1,320
                                                                   --------
                                                                     16,295
                                                                   --------
               CONSUMER DURABLES -- 1.5%
       3,250   Corning, Inc. (Ba2 Moodys)
                 8.30% due 04/04/25..............................     3,339
       1,100   Owens-Brockway (B1 Moodys)
                 7.75% due 05/15/11..............................     1,181
       5,220   Owens-Brockway (B1 Moodys)
                 8.875% due 02/15/09.............................     5,722
       1,015   Peabody Energy Corp. (Ba3 Moodys)
                 6.875% due 03/15/13.............................     1,071
                                                                   --------
                                                                     11,313
                                                                   --------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               CONSUMER NON-DURABLES -- 3.2%
$        900   Airgas, Inc. (Ba1 Moodys)
                 7.75% due 09/15/06..............................  $    945
       1,200   Airgas, Inc. (Ba2 Moodys)
                 9.125% due 10/01/11.............................     1,347
         430   Hasbro, Inc. (Ba3 Moodys)
                 6.60% due 07/15/28..............................       415
       1,850   Johnsondiversey, Inc. (B2 Moodys)
                 9.625% due 05/15/12.............................     2,063
      @4,035   Perry Ellis International, Inc. (B3 Moodys)
                 8.875% due 09/15/13.............................     4,247
       3,575   Tyco International Group S.A. (Ba2 Moodys)
                 6.375% due 02/15/06.............................     3,807
      +5,375   Tyco International Group S.A. (Ba2 Moodys)
                 6.75% due 02/15/11..............................     5,872
      +1,800   Xerox Corp. (B1 Moodys)
                 7.125% due 06/15/10.............................     1,926
         990   Xerox Corp. (B1 Moodys)
                 7.625% due 06/15/13.............................     1,069
       1,445   Xerox Corp. (B1 Moodys)
                 9.75% due 01/15/09..............................     1,691
                                                                   --------
                                                                     23,382
                                                                   --------
               CONSUMER SERVICES -- 1.2%
        @520   Donnelley (R.H.) Finance Corp. (B1 Moodys)
                 8.875% due 12/15/10.............................       585
        @630   Sensus Metering Systems (Caa1 Moodys)
                 8.625% due 12/15/13.............................       647
      +4,030   Service Corp. International (B1 Moodys)
                 6.50% due 03/15/08..............................     4,141
         830   Service Corp. International (B1 Moodys)
                 7.70% due 04/15/09..............................       886
       2,000   Service Corp. International (B1 Moodys)
                 7.70% due 04/15/09..............................     2,135
         400   Service Corp. International (B1 Moodys)
                 7.875% due 02/01/13.............................       407
                                                                   --------
                                                                      8,801
                                                                   --------
               DRUGS -- 0.1%
         800   Watson Pharmaceuticals, Inc. (Ba1 Moodys)
                 7.125% due 05/15/08.............................       859
                                                                   --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               ELECTRICAL EQUIPMENT -- 1.2%
$      1,285   Bio-Rad Laboratories, Inc. (Ba3 Moodys)
                 7.50% due 08/15/13..............................  $  1,414
       1,070   Fisher Scientific International (B2 Moodys)
                 8.00% due 09/01/13..............................     1,148
         782   Fisher Scientific International (B2 Moodys)
                 8.125% due 05/01/12.............................       839
       5,000   PerkinElmer, Inc. (Ba3 Moodys)
                 8.875% due 01/15/13.............................     5,725
                                                                   --------
                                                                      9,126
                                                                   --------
               ELECTRONICS -- 0.5%
        +900   Amkor Technology, Inc. (B1 Moodys)
                 7.75% due 05/15/13..............................       965
       2,735   Rayovac Corp. (B3 Moodys)
                 8.50% due 10/01/13..............................     2,899
                                                                   --------
                                                                      3,864
                                                                   --------
               ENERGY & SERVICES -- 4.6%
      @1,340   Chesapeake Energy Corp. (Ba3 Moodys)
                 6.875% due 01/15/16.............................     1,380
         720   Chesapeake Energy Corp. (Ba3 Moodys)
                 7.50% due 09/15/13..............................       779
        +955   CONSOL Energy, Inc. (Ba3 Moodys)
                 7.875% due 03/01/12.............................     1,008
       1,805   Forest Oil Corp. (Ba3 Moodys)
                 8.00% due 06/15/08..............................     1,967
        @250   Houston Exploration Co. (B2 Moodys)
                 7.00% due 06/15/13..............................       258
         300   Key Energy Services, Inc. (Ba2 Moodys)
                 6.375% due 05/01/13.............................       305
         920   Key Energy Services, Inc. (Ba2 Moodys)
                 8.375% due 03/01/08.............................       984
      +1,385   Magnum Hunter Resources, Inc. (B2 Moodys)
                 9.60% due 03/15/12..............................     1,572
       3,000   Newfield Exploration Co. (Ba2 Moodys)
                 7.45% due 10/15/07..............................     3,315
       1,425   Newfield Exploration Co. (Ba2 Moodys)
                 7.625% due 03/01/11.............................     1,589
       1,300   Newpark Resources, Inc. (B2 Moodys)
                 8.625% due 12/15/07.............................     1,346
        +375   Nuevo Energy Co. (B2 Moodys)
                 9.375% due 10/01/10.............................       412
         161   Nuevo Energy Co. (B2 Moodys)
                 9.50% due 06/01/08..............................       169
       1,750   Pioneer Natural Resources Co. (Ba1 Moodys)
                 6.50% due 01/15/08..............................     1,894
       3,670   Pioneer Natural Resources Co. (Ba1 Moodys)
                 7.20% due 01/15/28..............................     3,929
         500   Pioneer Natural Resources Co. (Ba1 Moodys)
                 9.625% due 04/01/10.............................       622

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               ENERGY & SERVICES -- (CONTINUED)
$        800   Plains Exploration & Production Co. (B2 Moodys)
                 8.75% due 07/01/12..............................  $    879
       1,480   Port Arthur Finance Corp. (Ba3 Moodys)
                 12.50% due 01/15/09.............................     1,758
         215   Premcor Refining Group, Inc. (The) (Ba3 Moodys)
                 9.25% due 02/01/10..............................       241
      @1,395   Southern Star Central Corp. (B1 Moodys)
                 8.50% due 08/01/10..............................     1,541
         470   Star Gas Partners LP (B3 Moodys)
                 10.25% due 02/15/13.............................       512
       1,250   TECO Energy, Inc. (Ba1 Moodys)
                 10.50% due 12/01/07.............................     1,459
      +2,595   TECO Energy, Inc. (Ba1 Moodys)
                 7.20% due 05/01/11..............................     2,699
       1,960   Tesoro Petroleum Corp. (Ba3 Moodys)
                 8.00% due 04/15/08..............................     2,083
         485   Tom Brown, Inc. (Ba3 Moodys)
                 7.25% due 09/15/13..............................       513
         685   Vintage Petroleum, Inc. (Ba3 Moodys)
                 8.25% due 05/01/12..............................       745
        @200   Westport Resources Corp. (Ba3 Moodys)
                 8.25% due 11/01/11..............................       220
                                                                   --------
                                                                     34,179
                                                                   --------
               FINANCIAL SERVICES -- 2.9%
        @700   Couche-Tard Finance Corp. (Ba3 Moodys)
                 7.50% due 12/15/13..............................       733
       5,050   Felcor Lodging LP (B1 Moodys)
                 10.00% due 09/15/08.............................     5,454
         201   HMH Properties, Inc. (Ba3 Moodys)
                 8.45% due 12/01/08..............................       210
       4,600   Host Marriott Corp. (Ba3 Moodys)
                 7.875% due 08/01/08.............................     4,784
      @1,295   Host Marriott LP (Ba3 Moodys)
                 7.125% due 11/01/13.............................     1,321
         450   Host Marriott LP (Ba3 Moodys)
                 9.25% due 10/01/07..............................       503
        @675   Poster Financial Group, Inc. (B2 Moodys)
                 8.75% due 12/01/11..............................       714
          60   RFS Partnership LP (B2 Moodys)
                 9.75% due 03/01/12..............................        64
       2,500   Senior Housing Properties Trust (Ba2 Moodys)
                 7.875% due 04/15/15.............................     2,625
       1,310   Tanger Properties LP (Ba1 Moodys)
                 7.875% due 10/24/04.............................     1,357

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               FINANCIAL SERVICES -- (CONTINUED)
$      1,000   Tanger Properties LP (Ba1 Moodys)
                 9.125% due 02/15/08.............................  $  1,090
       2,130   Ventas, Inc. (Ba3 Moodys)
                 9.00% due 05/01/12..............................     2,364
                                                                   --------
                                                                     21,219
                                                                   --------
               FOOD, BEVERAGE & TOBACCO -- 2.7%
         170   B&G Foods, Inc. (B3 Moodys)
                 9.625% due 08/01/07.............................       175
         720   Canandaigua Brands, Inc. (Ba2 Moodys)
                 8.625% due 08/01/06.............................       799
       1,070   Del Monte Corp. (B2 Moodys)
                 8.625% due 12/15/12.............................     1,172
       5,880   Delhaize America, Inc. (Ba1 Moodys)
                 8.125% due 04/15/11.............................     6,762
         900   Delhaize America, Inc. (Ba1 Moodys)
                 9.00% due 04/15/31..............................     1,094
         390   Hercules, Inc. (Ba1 Moodys)
                 6.60% due 08/01/27..............................       397
      +1,400   Hercules, Inc. (Ba2 Moodys)
                 11.125% due 11/15/07............................     1,677
       4,500   PSF Group Holdings, Inc. (B1 Moodys)
                 9.25% due 06/15/11..............................     4,545
       1,725   Smithfield Foods, Inc. (Ba2 Moodys)
                 7.75% due 05/15/13..............................     1,794
         955   Smithfield Foods, Inc. (Ba2 Moodys)
                 8.00% due 10/15/09..............................     1,008
        @400   United Agri Products (B3 Moodys)
                 8.25% due 12/15/11..............................       411
                                                                   --------
                                                                     19,834
                                                                   --------
               FOREST & PAPER PRODUCTS -- 3.9%
       4,075   Abitibi Consolidated Finance LP (Ba1 Moodys)
                 7.875% due 08/01/09.............................     4,407
       1,740   Boise Cascade Corp. (Ba2 Moodys)
                 7.35% due 02/01/16..............................     1,766
       1,460   Boise Cascade Corp. (Ba2 Moodys)
                 7.50% due 02/01/08..............................     1,567
       3,450   Bowater Canada Finance (Ba1 Moodys)
                 7.95% due 11/15/11..............................     3,664
      +2,300   Bowater, Inc. (Ba1 Moodys)
                 6.50% due 06/15/13..............................     2,232
         600   Georgia-Pacific Corp. (Ba3 Moodys)
                 7.25% due 06/01/28..............................       575
       1,230   Georgia-Pacific Corp. (Ba3 Moodys)
                 7.50% due 05/15/06..............................     1,301
      @2,250   Georgia-Pacific Corp. (Ba3 Moodys)
                 8.00% due 01/15/24..............................     2,295
        +580   Georgia-Pacific Corp. (Ba3 Moodys)
                 8.875% due 05/15/31.............................       638
         825   Georgia-Pacific Corp. (Ba3 Moodys)
                 9.875% due 11/01/21.............................       862
         780   Longview Fibre Co. (B2 Moodys)
                 10.00% due 01/15/09.............................       856

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               FOREST & PAPER PRODUCTS -- (CONTINUED)
$      1,350   Potlatch Corp. (Baa3 Moodys)
                 12.50% due 12/01/09.............................  $  1,620
         665   Smurfit-Stone Container Corp. (B2 Moodys)
                 7.50% due 06/01/13..............................       695
       1,000   Smurfit-Stone Container Corp. (B2 Moodys)
                 8.25% due 10/01/12..............................     1,085
       5,050   Stone Container Corp. (B2 Moodys)
                 9.75% due 02/01/11..............................     5,580
                                                                   --------
                                                                     29,143
                                                                   --------
               HEALTH SERVICES -- 2.7%
      +1,900   HCA, Inc. (Ba1 Moodys)
                 6.95% due 05/01/12..............................     2,037
         170   HCA, Inc. (Ba1 Moodys)
                 7.00% due 07/01/07..............................       186
       1,261   HCA, Inc. (Ba1 Moodys)
                 7.125% due 06/01/06.............................     1,366
         530   HCA, Inc. (Ba1 Moodys)
                 7.50% due 11/15/95..............................       508
       1,400   Manor Care, Inc. (Ba1 Moodys)
                 7.50% due 06/15/06..............................     1,519
         270   Manor Care, Inc. (Ba1 Moodys)
                 8.00% due 03/01/08..............................       305
      @1,415   Mariner Health Care, Inc. (B3 Moodys)
                 8.25% due 12/15/13..............................     1,429
       2,200   Province Healthcare Co. (B3 Moodys)
                 7.50% due 06/01/13..............................     2,200
       2,110   Select Medical Corp. (B2 Moodys)
                 7.50% due 08/01/13..............................     2,237
       1,380   Select Medical Corp. (B2 Moodys)
                 9.50% due 06/15/09..............................     1,515
        +500   Tenet Healthcare Corp. (B1 Moodys)
                 5.00% due 07/01/07..............................       484
         795   Tenet Healthcare Corp. (B1 Moodys)
                 6.375% due 12/01/11.............................       763
       2,000   Tenet Healthcare Corp. (B1 Moodys)
                 6.50% due 06/01/12..............................     1,918
       1,955   Tenet Healthcare Corp. (B1 Moodys)
                 7.375% due 02/01/13.............................     1,965
         620   United Surgical Partners International, Inc. (B3
                 Moodys)
                 10.00% due 12/15/11.............................       704
         570   Ventas Realty LP (Ba3 Moodys)
                 8.75% due 05/01/09..............................       626
                                                                   --------
                                                                     19,762
                                                                   --------
               HOTELS & GAMING -- 4.5%
       2,000   Aztar Corp. (Ba3 Moodys)
                 8.875% due 05/15/07.............................     2,088
       1,150   Boyd Gaming Corp. (Ba3 Moodys)
                 9.25% due 08/01/09..............................     1,285
       6,445   Hammons (John Q.) Hotels LP (B2 Moodys)
                 8.875% due 05/15/12.............................     7,106

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               HOTELS & GAMING -- (CONTINUED)
$      2,100   Hilton Hotels Corp. (Ba1 Moodys)
                 7.625% due 05/15/08.............................  $  2,336
        +750   Hilton Hotels Corp. (Ba1 Moodys)
                 7.625% due 12/01/12.............................       843
       1,000   Hilton Hotels Corp. (Ba1 Moodys)
                 8.25% due 02/15/11..............................     1,153
      +1,200   MGM Mirage, Inc. (Ba1 Moodys)
                 6.875% due 02/06/08.............................     1,281
       1,400   MGM Mirage, Inc. (Ba1 Moodys)
                 8.50% due 09/15/10..............................     1,607
      +1,450   MGM Mirage, Inc. (Ba2 Moodys)
                 8.375% due 02/01/11.............................     1,642
         900   Mandalay Resort Group (Ba3 Moodys)
                 7.625% due 07/15/13.............................       956
        +950   Mandalay Resort Group (Ba2 Moodys)
                 6.50% due 07/31/09..............................       986
       1,570   Mandalay Resort Group (Ba2 Moodys)
                 9.50% due 08/01/08..............................     1,833
      +2,790   Mirage Resorts, Inc. (Ba1 Moodys)
                 7.25% due 10/15/06..............................     3,006
         980   Mohegan Tribal Gaming Authority (Ba2 Moodys)
                 8.125% due 01/01/06.............................     1,056
       3,700   Starwood Hotels & Resorts Worldwide, Inc. (Ba1
                 Moodys)
                 7.375% due 05/01/07.............................     3,996
       1,450   Starwood Hotels & Resorts Worldwide, Inc. (Ba1
                 Moodys)
                 7.875% due 05/01/12.............................     1,631
         515   Venetian Casino (B3 Moodys)
                 11.00% due 06/15/10.............................       597
                                                                   --------
                                                                     33,402
                                                                   --------
               INSURANCE -- 0.0%
         250   AdvancePCS (Ba2 Moodys)
                 8.50% due 04/01/08..............................       271
                                                                   --------
               MACHINERY -- 2.2%
       3,021   Agco Corp. (Ba3 Moodys)
                 9.50% due 05/01/08..............................     3,308
         510   American Standard Cos., Inc. (Ba2 Moodys)
                 7.375% due 02/01/08.............................       564
      +1,540   Briggs & Stratton Corp. (Ba1 Moodys)
                 8.875% due 03/15/11.............................     1,810
       1,920   Cummins, Inc. (Ba2 Moodys)
                 6.75% due 02/15/27..............................     2,011
         635   Cummins, Inc. (Ba2 Moodys)
                 7.125% due 03/01/28.............................       591
         450   Joy Global, Inc. (B2 Moodys)
                 8.75% due 03/15/12..............................       502
         650   SPX Corp. (Ba3 Moodys)
                 6.25% due 06/15/11..............................       668
       1,600   SPX Corp. (Ba3 Moodys)
                 7.50% due 01/01/13..............................     1,740

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               MACHINERY -- (CONTINUED)
$       +975   Terex Corp. (B3 Moodys)
                 10.375% due 04/01/11............................  $  1,092
      @3,970   Terex Corp. (B3 Moodys)
                 7.375% due 01/15/14.............................     4,059
                                                                   --------
                                                                     16,345
                                                                   --------
               MEDIA & ENTERTAINMENT -- 5.1%
       1,170   American Greetings Corp. (Ba1 Moodys)
                 6.10% due 08/01/28..............................     1,205
        @375   CBD Media, Inc. (B3 Moodys)
                 8.625% due 06/01/11.............................       413
       1,500   CSC Holdings, Inc. (B1 Moodys)
                 7.25% due 07/15/08..............................     1,560
      +1,000   CSC Holdings, Inc. (B1 Moodys)
                 7.625% due 04/01/11.............................     1,053
         500   CSC Holdings, Inc. (B1 Moodys)
                 7.875% due 12/15/07.............................       528
         950   CSC Holdings, Inc. (B1 Moodys)
                 8.125% due 07/15/09.............................     1,021
       2,000   Cablevision Systems Corp. (B1 Moodys)
                 8.125% due 08/15/09.............................     2,150
      +1,820   Charter Communications Holdings LLC (Ca Moodys)
                 10.00% due 04/01/09.............................     1,620
       1,395   Charter Communications Holdings LLC (Ca Moodys)
                 10.00% due 05/15/11.............................     1,214
      +5,355   Charter Communications Holdings LLC (Ca Moodys)
                 9.625% due 11/15/09.............................     4,712
      @2,875   EchoStar DBS Corp. (Ba3 Moodys)
                 5.75% due 10/01/08..............................     2,907
       2,566   EchoStar DBS Corp. (Ba3 Moodys)
                 9.125% due 01/15/09.............................     2,871
       2,450   EchoStar DBS Corp. (Ba3 Moodys)
                 9.375% due 02/01/09.............................     2,576
       2,130   Hollinger International Publishing (B2 Moodys)
                 9.00% due 12/15/10..............................     2,263
      +1,300   Mediacom LLC (B2 Moodys)
                 9.50% due 01/15/13..............................     1,378
      @1,350   Medianews Group, Inc. (B2 Moodys)
                 6.875% due 10/01/13.............................     1,374
      +2,000   Park Place Entertainment Corp. (Ba1 Moodys)
                 7.50% due 09/01/09..............................     2,200
       1,100   Park Place Entertainment Corp. (Ba2 Moodys)
                 8.125% due 05/15/11.............................     1,233
         550   Park Place Entertainment Corp. (Ba2 Moodys)
                 9.375% due 02/15/07.............................       623
        +350   PRIMEDIA, Inc. (B3 Moodys)
                 7.625% due 04/01/08.............................       354
      @1,300   PRIMEDIA, Inc. (B3 Moodys)
                 8.00% due 05/15/13..............................     1,326

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               MEDIA & ENTERTAINMENT -- (CONTINUED)
$      2,100   Six Flags, Inc. (B2 Moodys)
                 8.875% due 02/01/10.............................  $  2,155
        +300   Six Flags, Inc. (B2 Moodys)
                 9.50% due 02/01/09..............................       314
        +730   Time Warner Telecom, Inc. (B3 Moodys)
                 9.75% due 07/15/08..............................       752
                                                                   --------
                                                                     37,802
                                                                   --------
               MEDICAL INSTRUMENTS & SUPPLIES -- 0.4%
       1,095   Bausch & Lomb, Inc. (Ba1 Moodys)
                 6.95% due 11/15/07..............................     1,196
         305   Hanger Orthopedic Group, Inc. (B2 Moodys)
                 10.375% due 02/15/09............................       346
        @695   Medex, Inc. (B3 Moodys)
                 8.875% due 05/15/13.............................       747
         470   Omnicare, Inc. (Ba2 Moodys)
                 6.125% due 06/01/13.............................       471
                                                                   --------
                                                                      2,760
                                                                   --------
               METALS, MINERALS & MINING -- 1.1%
        +400   AK Steel Holding Corp. (B3 Moodys)
                 7.75% due 06/15/12..............................       342
      +3,410   AK Steel Holding Corp. (B3 Moodys)
                 7.875% due 02/15/09.............................     2,992
       2,180   Ball Corp. (Ba3 Moodys)
                 6.875% due 12/15/12.............................     2,278
         495   Crown Cork & Seal Co. (B3 Moodys)
                 8.00% due 04/15/23..............................       463
         290   Cyprus Amax Minerals Co. (Baa3 Moodys)
                 8.375% due 02/01/23.............................       301
         375   Earle M. Jorgensen Co. (B2 Moodys)
                 9.75% due 06/01/12..............................       416
       1,140   United States Steel LLC (B1 Moodys)
                 10.75% due 08/01/08.............................     1,334
                                                                   --------
                                                                      8,126
                                                                   --------
               REAL ESTATE -- 0.9%
         640   Forest City Enterprises, Inc. (Ba3 Moodys)
                 7.625% due 06/01/15.............................       679
       3,025   LNR Property Corp. (Ba3 Moodys)
                 7.625% due 07/15/13.............................     3,184
       2,330   Stewart Enterprises, Inc. (B2 Moodys)
                 10.75% due 07/01/08.............................     2,633
                                                                   --------
                                                                      6,496
                                                                   --------
               RETAIL -- 2.9%
       1,190   Ahold Finance USA, Inc. (B1 Moodys)
                 8.25% due 07/15/10..............................     1,297
         750   Autonation, Inc. (Ba2 Moodys)
                 9.00% due 08/01/08..............................       861

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               RETAIL -- (CONTINUED)
$        255   Dillard's, Inc. (B2 Moodys)
                 7.13% due 08/01/18..............................  $    252
         560   Dillard's, Inc., Class A (B2 Moodys)
                 7.375% due 06/01/06.............................       580
        @935   General Nutrition Centers (B3 Moodys)
                 8.50% due 12/01/10..............................       958
         750   Ingles Markets, Inc. (Ba3 Moodys)
                 8.875% due 12/01/11.............................       754
         850   Penney (J.C.) Co., Inc. (Ba3 Moodys)
                 7.65% due 08/15/16..............................       932
       1,825   Penney (J.C.) Co., Inc. (Ba3 Moodys)
                 8.125% due 04/01/27.............................     1,982
      +1,232   Penney (J.C.) Co., Inc. (Ba3 Moodys)
                 8.25% due 08/15/22..............................     1,274
       1,500   Saks, Inc. (B1 Moodys)
                 7.50% due 12/01/10..............................     1,628
       5,400   Sonic Automotive, Inc. (B2 Moodys)
                 8.625% due 08/15/13.............................     5,697
        @940   Suburban Propane Partners LP (B1 Moodys)
                 6.875% due 12/15/13.............................       949
         410   Toys "R" Us, Inc. (Baa3 Moodys)
                 7.375% due 10/15/18.............................       410
       1,285   United Auto Group, Inc. (B3 Moodys)
                 9.625% due 03/15/12.............................     1,439
       2,000   YUM! Brands, Inc. (Ba1 Moodys)
                 7.70% due 07/01/12..............................     2,303
                                                                   --------
                                                                     21,316
                                                                   --------
               RUBBER & PLASTICS PRODUCTS -- 0.3%
       1,097   Armkel LLC (B2 Moodys)
                 9.50% due 08/15/09..............................     1,204
         955   Plastipak Holdings, Inc. (B3 Moodys)
                 10.75% due 09/01/11.............................     1,062
                                                                   --------
                                                                      2,266
                                                                   --------
               SOFTWARE & SERVICES -- 0.3%
      +1,100   Unisys Corp. (Ba1 Moodys)
                 7.25% due 01/15/05..............................     1,140
         550   Unisys Corp. (Ba1 Moodys)
                 7.875% due 04/01/08.............................       570
         700   United Components, Inc. (B3 Moodys)
                 9.375% due 06/15/13.............................       765
                                                                   --------
                                                                      2,475
                                                                   --------
               TRANSPORTATION -- 2.2%
       1,850   Dana Corp. (Ba3 Moodys)
                 6.50% due 03/15/08..............................     1,954
       1,350   Dana Corp. (Ba3 Moodys)
                 7.00% due 03/01/29..............................     1,342
     +@1,400   Dana Credit Corp. (Ba3 Moodys)
                 8.375% due 08/15/07.............................     1,505
        +120   Delta Airlines, Inc. (B3 Moodys)
                 7.90% due 12/15/09..............................        97
       2,435   Delta Airlines, Inc. (B3 Moodys)
                 8.30% due 12/15/29..............................     1,610

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               TRANSPORTATION -- (CONTINUED)
$       +633   Delta Airlines, Inc. (B3 Moodys)
                 9.00% due 05/15/16..............................  $    457
       1,500   Delta Airlines, Inc. (Baa2 Moodys)
                 7.57% due 11/18/10..............................     1,554
       3,410   Group 1 Automotive, Inc. (B1 Moodys)
                 8.25% due 08/15/13..............................     3,649
        +726   Navistar International Corp. (Ba3 Moodys)
                 9.375% due 06/01/06.............................       801
       1,075   Sequa Corp. (B1 Moodys)
                 8.875% due 04/01/08.............................     1,166
         365   TD Funding Corp. (B3 Moodys)
                 8.375% due 07/15/11.............................       388
       1,060   TRW Automotive, Inc. (B1 Moodys)
                 9.375% due 02/15/13.............................     1,211
        @605   Wabtec Corp. (Ba2 Moodys)
                 6.875% due 07/31/13.............................       627
                                                                   --------
                                                                     16,361
                                                                   --------
               UTILITIES -- 13.3%
      @5,280   AES Corp. (The) (B2 Moodys)
                 8.75% due 05/15/13..............................     5,900
         405   Allied Waste North America, Inc. (Ba3 Moodys)
                 7.625% due 01/01/06.............................       426
      +2,570   Allied Waste North America, Inc. (Ba3 Moodys)
                 7.875% due 01/01/09.............................     2,679
       1,100   Allied Waste North America, Inc. (Ba3 Moodys)
                 7.875% due 04/15/13.............................     1,191
       2,800   Allied Waste North America, Inc. (Ba3 Moodys)
                 8.875% due 04/02/08.............................     3,136
        +350   Allied Waste North America, Inc. (Ba3 Moodys)
                 9.25% due 09/01/12..............................       397
       3,150   Aquila, Inc. (B S&P)
                 7.625% due 11/15/09.............................     3,095
         650   Browning-Ferris Industries, Inc. (Ba3 Moodys)
                 6.375% due 01/15/08.............................       645
       1,505   Browning-Ferris Industries, Inc. (Ba3 Moodys)
                 7.40% due 09/15/35..............................     1,426
         500   Browning-Ferris Industries, Inc. (Ba3 Moodys)
                 7.875% due 03/15/05.............................       523
      @1,180   CMS Energy Corp. (B3 Moodys)
                 7.75% due 08/01/10..............................     1,240
         120   CMS Energy Corp. (B3 Moodys)
                 8.50% due 04/15/11..............................       130
      +2,215   CMS Energy Corp. (B3 Moodys)
                 8.90% due 07/15/08..............................     2,403

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               UTILITIES -- (CONTINUED)
$     +8,400   Calpine Canada Energy Finance LLC (Caa1 Moodys)
                 8.50% due 05/01/08..............................  $  6,699
        +200   Calpine Corp. (Caa1 Moodys)
                 8.625% due 08/15/10.............................       156
     +@2,635   Calpine Corp. (NA Moodys)
                 8.75% due 07/15/13..............................     2,569
      @1,750   Centerpoint Energy Resources (Ba1 Moodys)
                 7.875% due 04/01/13.............................     1,981
      @1,500   Centerpoint Energy, Inc. (Ba1Moodys)
                 6.85% due 06/01/15..............................     1,542
      @3,740   Dynegy Holdings, Inc. (B3 Moodys)
                 10.125% due 07/15/13............................     4,301
        +940   Edison Mission Energy (B2 Moodys)
                 7.73% due 06/15/09..............................       895
       3,915   Edison Mission Energy (B2 Moodys)
                 9.875% due 04/15/11.............................     4,072
        +975   El Paso Corp. (Caa1 Moodys)
                 7.75% due 01/15/32..............................       831
         960   El Paso Corp. (Caa1 Moodys)
                 7.80% due 08/01/31..............................       817
      +3,500   El Paso Corp. (Caa1 Moodys)
                 7.875% due 06/15/12.............................     3,308
         125   El Paso Electric Co. (Baa3 Moodys)
                 9.40% due 05/01/11..............................       146
       9,070   El Paso Natural Gas Co. (B1 Moodys)
                 7.625% due 08/01/10.............................     9,319
       1,315   GulfTerra Energy Partners LP (Ba3 Moodys)
                 6.25% due 06/01/10..............................     1,368
       1,145   Illinois Power Co. (B3 Moodys)
                 11.50% due 12/15/10.............................     1,374
       1,275   Illinova Corp. (B3 Moodys)
                 7.50% due 06/15/09..............................     1,403
       2,215   Illinova Corp. (B3 Moodys)
                 7.50% due 07/15/25..............................     2,193
         560   Kansas Gas & Electric Co. (Ba1 Moodys)
                 6.50% due 08/01/05..............................       585
         935   Kansas Gas & Electric Co. (Ba2 Moodys)
                 8.29% due 03/29/16..............................       975
       1,510   Monongahela Power Co. (Ba1Moodys)
                 5.00% due 10/01/06..............................     1,536
        @440   Nevada Power Co. (Ba2 Moodys)
                 9.00% due 08/15/13..............................       487
         150   NorAm Energy Corp. (Ba1 Moodys)
                 7.75% due 02/15/11..............................       169
      @1,455   PG&E Corp. (Not Rated)
                 6.875% due 07/15/08.............................     1,575
      +1,780   Sierra Pacific Power Co. (Ba2 Moodys)
                 8.00% due 06/01/08..............................     1,927
       1,230   Sierra Pacific Resources (Ba2 Moodys)
                 6.20% due 04/15/04..............................     1,238
       1,100   Sierra Pacific Resources (Ba2 Moodys)
                 8.50% due 01/01/23..............................     1,123

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                         VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               UTILITIES -- (CONTINUED)
       1,000   Southern California Edison (Baa2 Moodys)
                 8.00% due 02/15/07..............................  $  1,144
       2,100   Tennessee Gas Pipeline Co. (B1 Moodys)
                 7.50% due 04/01/17..............................     2,168
         440   Texas Utilities Co. (Ba1 Moodys)
                 6.375% due 01/01/08.............................       463
       1,700   Transcontinental Gas Pipe Corp. (B1 Moodys)
                 8.875% due 07/15/12.............................     2,010
       1,865   Westar Energy, Inc. (Ba1 Moodys)
                 8.50% due 07/01/22..............................     1,963
         860   Westar Energy, Inc. (Ba2 Moodys)
                 9.75% due 05/01/07..............................       977
       1,000   Western Resources, Inc. (Ba1 Moodys)
                 7.65% due 04/15/23..............................     1,051
      +1,000   Williams Cos., Inc. (The) (B3 Moodys)
                 8.125% due 03/15/12.............................     1,110
       4,210   Williams Cos., Inc. (The) (B3 Moodys)
                 8.625% due 06/01/10.............................     4,726
       2,500   Williams Cos., Inc. (The) (B3 Moodys)
                 8.75% due 03/15/32..............................     2,825
      @3,260   Xcel Energy, Inc. (B2 Moodys)
                 8.00% due 12/15/13..............................     3,427
                                                                   --------
                                                                     97,644
                                                                   --------
               Total corporate notes.............................  $559,826
                                                                   ========
FOREIGN/YANKEE BONDS & NOTES V -- 13.0%
               CHEMICALS -- 0.9%
         400   Methanex Corp. (Ba1 Moodys)
                 7.75% due 08/15/05..............................  $    422
       1,275   Methanex Corp. (Ba1 Moodys)
                 8.75% due 08/15/12..............................     1,422
     +@1,800   Rhodia S.A. (Caa1 Moodys)
                 8.875% due 06/01/11.............................     1,656
 EUR  @3,250   Rhodia S.A. (Caa1 Moodys)
                 9.25% due 06/01/11..............................     3,341
                                                                   --------
                                                                      6,841
                                                                   --------
               COMMUNICATIONS -- 4.1%
       1,000   CF Cable TV, Inc. (Ba3 Moodys)
                 9.125% due 07/15/07.............................     1,055
  EUR   L780   KPNQwest N.V. (Default)
                 7.125% due 06/01/09.............................         5
    @@L2,665   KPNQwest N.V. (Default)
                 8.125% due 06/01/09.............................        --
         362   Marconi Corp., PLC (Not Rated)
                 10.00% due 10/31/08.............................       380
         835   Marconi Corp., PLC (Not Rated)
                 8.00% due 04/30/08..............................       847
       7,960   Nortel Networks Corp. (B3 Moodys)
                 4.25% due 09/01/08..............................     7,532

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                         VALUE #
------------                                                       --------
               COMMUNICATIONS -- (CONTINUED)
         835   Nortel Networks Corp. (B3 Moodys)
                 6.875% due 09/01/23.............................  $    793
       2,785   Rogers Cable, Inc. (Ba2 Moodys)
                 6.25% due 06/15/13..............................     2,806
       4,200   Rogers Cable, Inc. (Ba2 Moodys)
                 8.75% due 05/01/32..............................     4,783
       3,725   Rogers Cantel, Inc. (Ba3 Moodys)
                 9.375% due 06/01/08.............................     3,897
         575   Rogers Cantel, Inc. (Ba3 Moodys)
                 9.75% due 06/01/16..............................       693
         550   Rogers Wireless Communications, Inc. (Ba3 Moodys)
                 9.625% due 05/01/11.............................       657
       3,250   TELUS Corp. (Ba1 Moodys)
                 8.00% due 06/01/11..............................     3,800
      @2,850   Vivendi Universal S.A. (B1 Moodys)
                 6.25% due 07/15/08..............................     3,001
                                                                   --------
                                                                     30,249
                                                                   --------
               CONSUMER DURABLES -- 0.3%
 EUR  @1,875   BSN Glasspack Obligation S.A. (B1 Moodys)
                 9.25% due 08/01/09..............................     2,531
                                                                   --------
               ELECTRONICS -- 0.3%
       2,030   FIMEP S.A. (B1 Moodys)
                 10.50% due 02/15/13.............................     2,395
                                                                   --------
               FINANCIAL SERVICES -- 0.2%
 EUR  @1,200   Fresenius Finance B.V. (BB+ S&P)
                 7.75% due 04/30/09..............................     1,635
                                                                   --------
               FOOD, BEVERAGE & TOBACCO -- 0.5%
      @3,350   Burns Philp Capital Property Ltd. (B3 Moodys)
                 9.75% due 07/15/12..............................     3,585
 EUR    @285   Remy Cointreau S.A. (Ba2 Moodys)
                 6.50% due 07/01/10..............................       372
                                                                   --------
                                                                      3,957
                                                                   --------
               FOREIGN GOVERNMENTS -- 2.3%
       1,850   Brazilian Government International Bond (B2
                 Moodys)
                 10.00% due 08/07/11.............................     2,044
       1,350   Brazilian Government International Bond (B2
                 Moodys)
                 12.75% due 01/15/20.............................     1,715
 EUR   3,700   Bundesschatzanweisungen (Aaa Moodys)
                 2.50% due 09/16/05..............................     4,667
       2,225   Colombia Government International Bond (Ba2
                 Moodys)
                 10.00% due 01/23/12.............................     2,436
       1,255   Republic of Panama (Ba1 Moodys)
                 9.625% due 02/08/11.............................     1,450

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                         VALUE #
------------                                                       --------
FOREIGN/YANKEE BONDS & NOTES V -- (CONTINUED)
               FOREIGN GOVERNMENTS -- (CONTINUED)
GBP   $1,550   U.K. Treasury Gilt (Aaa Moodys)
                 8.50% due 12/07/05..............................  $  2,990
       1,900   Venezuela Government International Bond (Caa1
                 Moodys)
                 9.25% due 09/15/27..............................     1,729
                                                                   --------
                                                                     17,031
                                                                   --------
               FOREST & PAPER PRODUCTS -- 1.9%
        +950   Abitibi-Consolidated, Inc. (Ba1 Moodys)
                 6.00% due 06/20/13..............................       911
       1,400   Abitibi-Consolidated, Inc. (Ba1 Moodys)
                 8.85% due 08/01/30..............................     1,513
       3,030   Cascade, Inc. (Ba1 Moodys)
                 7.25% due 02/15/13..............................     3,197
EUR      585   Kappa Beheer BV (B2 Moodys)
                 10.625% due 07/15/09............................       786
      +1,395   Norske Skogindustrier (Ba2 Moodys)
                 8.625% due 06/15/11.............................     1,465
         635   Pacifica Papers, Inc. (Ba2 Moodys)
                 10.00% due 03/15/09.............................       673
       3,512   Tembec Industries, Inc. (Ba3 Moodys)
                 7.75% due 03/15/12..............................     3,494
        +875   Tembec Industries, Inc. (Ba3 Moodys)
                 8.50% due 02/01/11..............................       906
       1,450   Tembec Industries, Inc. (Ba3 Moodys)
                 8.625% due 06/30/09.............................     1,494
                                                                   --------
                                                                     14,439
                                                                   --------
               HOTELS & GAMING -- 0.2%
      @1,310   Intrawest Corp. (B1 Moodys)
                 7.50% due 10/15/13..............................     1,362
                                                                   --------
               MACHINERY -- 0.1%
EUR      381   Flowserve Finance BV (B S&P)
                 12.25% due 08/15/10.............................       543
                                                                   --------
               MEDIA & ENTERTAINMENT -- 1.4%
       2,150   British Sky Broadcasting PLC (Baa3 Moodys)
                 8.20% due 07/15/09..............................     2,560
       2,640   CanWest Media, Inc. (B1 Moodys)
                 7.625% due 04/15/13.............................     2,891
       1,445   Quebecor Media, Inc. (B2 Moodys)
                 11.125% due 07/15/11............................     1,673
       1,600   Shaw Communications, Inc. (Ba2 Moodys)
                 8.25% due 04/11/10..............................     1,812
       1,000   Sun Media Corp. (Ba3 Moodys)
                 7.625% due 02/15/13.............................     1,070
                                                                   --------
                                                                     10,006
                                                                   --------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               METALS, MINERALS & MINING -- 0.3%
$     +1,954   Crown European Holdings S.A. (B1 Moodys)
                 9.50% due 03/01/11..............................  $  2,213
                                                                   --------
               RUBBER & PLASTICS PRODUCTS -- 0.1%
         340   Norampac, Inc. (Ba2 Moodys)
                 6.75% due 06/01/13..............................       354
                                                                   --------
               TRANSPORTATION -- 0.4%
        @945   Bombardier Recreational (B3 Moodys)
                 8.375% due 12/15/13.............................       988
       1,285   CP Ships Ltd. (Ba3 Moodys)
                 10.375% due 07/15/12............................     1,491
                                                                   --------
                                                                      2,479
                                                                   --------
               Total foreign/yankee bonds & notes................  $ 96,035
                                                                   ========
   SHARES
------------
PREFERRED STOCKS -- 0.0%
               CONSUMER NON-DURABLES -- 0.0%
         *@4   Xerox Corp. ......................................  $    311
                                                                   --------
               Total preferred stocks............................  $    311
                                                                   ========
WARRANTS -- 0.0%
               COMMUNICATIONS -- 0.0%
     *##@@--   Minorplanet System USA, Inc. .....................  $     --
        *##3   Powertel, Inc. ...................................        76
        *##1   Solutia, Inc. ....................................        29
        *##5   TELUS Corp. ......................................        17
                                                                   --------
                                                                        122
                                                                   --------
               CONSUMER SERVICES -- 0.0%
        *##1   Splitrock Services, Inc. .........................        17
                                                                   --------
               Total warrants....................................  $    139
                                                                   ========
SHORT-TERM SECURITIES -- 19.6%
               INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
               SECURITIES -- 11.1%
      81,868   State Street Navigator Securities Lending Prime
                 Portfolio.......................................  $ 81,868
                                                                   --------
 PRINCIPAL
   AMOUNT
------------
               REPURCHASE AGREEMENTS -- 8.5%
$     63,085   Joint Repurchase Agreement (See Note 2(d))
                 0.84% due 01/02/04..............................    63,085
                                                                   --------
               Total short-term securities.......................  $144,953
                                                                   ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                   MARKET
                                                   VALUE #
                                                  ---------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,960).......    0.4%  $   3,179
Total convertible bonds (cost $1,000)...    0.2       1,183
Total convertible preferred stocks (cost
  $2,720)...............................    0.3       2,329
Total corporate notes (cost $526,090)...   75.6     559,826
Total foreign/yankee bonds & notes (cost
  $91,261)..............................   13.0      96,035
Total preferred stocks (cost $195)......    0.0         311
Total warrants (cost $79)...............    0.0         139
Total short-term securities (cost
  $144,953).............................   19.6     144,953
                                          -----   ---------
Total investment in securities (total
  cost $768,258) - including $80,201 of
  securities loaned (See Note 2(i)).....  109.1     807,955
Cash, receivables and other assets......    2.0      14,805
Securities lending collateral payable to
  brokers (See Note 2(i))...............  (11.1)    (81,868)
Other liabilities.......................   (0.0)        (33)
                                          -----   ---------
Net assets..............................  100.0%  $ 740,859
                                          =====   =========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  2,800,000 shares authorized; 73,849 shares
  outstanding...................................  $     74
Paid in capital.................................   724,752
Accumulated net investment income...............    35,327
Accumulated net realized loss on investments....   (59,038)
Unrealized appreciation on investments..........    39,697
Unrealized appreciation on other assets and
  liabilities in foreign currencies.............        47
                                                  --------
Net assets......................................  $740,859
                                                  ========

Class IA
  Net asset value per share ($481,315 / 47,848
    shares outstanding) (2,600,000 shares
    authorized)...................................  $10.06
                                                    ======
Class IB
  Net asset value per share ($259,544 / 26,001
    shares outstanding) (200,000 shares
    authorized)...................................  $ 9.98
                                                    ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 13.4% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $91,377 or 12.3% of net assets (See Note 2(m)).

   ## Illiquid Securities. At December 31, 2003 the market value of these securities amounted to $2,517 or 0.3% of net assets (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003, was @@$-, which represents 0.0% of total net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

         EUR -- Euro

         GBP -- British Pound

    V  The bond ratings are unaudited.
    L  Debt securities are in default due to bankruptcy.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 99.5%
            AEROSPACE & DEFENSE -- 0.1%
      86    Raytheon Co. .....................................  $    2,575
                                                                ----------
            APPAREL & TEXTILE -- 0.1%
      26    Jones Apparel Group, Inc. ........................         916
      23    Liz Claiborne, Inc. ..............................         798
      22    V. F. Corp. ......................................         964
                                                                ----------
                                                                     2,678
                                                                ----------
            BANKS -- 13.0%
      72    AmSouth Bancorp...................................       1,773
     265    American Express Co. .............................      12,781
     113    BB&T Corp. .......................................       4,352
     230    Bank One Corp. ...................................      10,500
     306    Bank of America Corp. ............................      24,625
     159    Bank of New York Co., Inc. (The)..................       5,279
      48    Capital One Financial Corp. ......................       2,914
      46    Charter One Financial, Inc. ......................       1,584
   1,063    Citigroup, Inc. ..................................      51,592
      36    Comerica, Inc. ...................................       2,024
      38    Countrywide Credit Industries, Inc. ..............       2,877
     143    Federal Home Loan Mortgage Association............       8,361
     200    Federal National Mortgage Association.............      15,030
     117    Fifth Third Bancorp...............................       6,930
      26    First Tennessee National Corp. ...................       1,142
     217    Fleet Boston Financial Corp. .....................       9,485
      31    Golden West Financial Corp. ......................       3,234
      47    Huntington Bancshares, Inc. ......................       1,060
      86    KeyCorp. .........................................       2,532
     263    MBNA Corp. .......................................       6,542
      47    Marshall & Ilsley Corp. ..........................       1,786
      89    Mellon Financial Corp. ...........................       2,847
     420    Morgan (J.P.) Chase & Co. ........................      15,440
     125    National City Corp. ..............................       4,250
      31    North Fork Bancorp, Inc. .........................       1,267
      45    Northern Trust Corp. .............................       2,109
      57    PNC Financial Services Group......................       3,125
     *60    Providian Financial Corp. ........................         696
      46    Regions Financial Corp. ..........................       1,701
      93    SLM Corp. ........................................       3,499
      68    SouthTrust Corp. .................................       2,238
      69    State Street Corp. ...............................       3,586
      58    SunTrust Banks, Inc. .............................       4,150
      62    Synovus Financial Corp. ..........................       1,798
     397    U.S. Bancorp......................................      11,834
      39    Union Planters Corp. .............................       1,225
     273    Wachovia Corp. ...................................      12,707
     185    Washington Mutual, Inc. ..........................       7,433
     349    Wells Fargo Co. ..................................      20,527
      19    Zions Bancorp.....................................       1,135
                                                                ----------
                                                                   277,970
                                                                ----------
            BUSINESS SERVICES -- 0.8%
    *209    Cendant Corp. ....................................       4,648
     *96    Concord EFS, Inc. ................................       1,422
     *30    Convergys Corp. ..................................         515
      29    Equifax, Inc. ....................................         702
      17    Fluor Corp. ......................................         672

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            BUSINESS SERVICES -- (CONTINUED)
      85    Interpublic Group of Cos., Inc. (The).............  $    1,333
     *23    Monster Worldwide, Inc. ..........................         509
      39    Omnicom Group, Inc. ..............................       3,421
      78    Paychex, Inc. ....................................       2,891
     *35    Robert Half International, Inc. ..................         824
                                                                ----------
                                                                    16,937
                                                                ----------
            CHEMICALS -- 1.5%
      47    Air Products & Chemicals, Inc. ...................       2,475
      23    Avery Dennison Corp. .............................       1,276
     190    Dow Chemical Co. (The)............................       7,882
     205    du Pont (E.I.) de Nemours & Co. ..................       9,425
      16    Eastman Chemical Co. .............................         631
      10    Great Lakes Chemical Corp. .......................         283
      19    International Flavors & Fragrances, Inc. .........         676
      54    Monsanto Co. .....................................       1,554
      35    PPG Industries, Inc. .............................       2,239
      67    Praxair, Inc. ....................................       2,561
      46    Rohm & Haas Co. ..................................       1,959
                                                                ----------
                                                                    30,961
                                                                ----------
            COMMUNICATIONS -- 4.6%
    *166    ADC Telecommunications, Inc. .....................         493
      64    ALLTEL Corp. .....................................       2,995
     163    AT&T Corp. .......................................       3,303
    *559    AT&T Wireless Services, Inc. .....................       4,468
     *32    Andrew Corp. .....................................         364
     *86    Avaya, Inc. ......................................       1,111
     381    BellSouth Corp. ..................................      10,775
     *98    CIENA Corp. ......................................         648
      30    CenturyTel, Inc. .................................         969
     *40    Comverse Technology, Inc. ........................         699
    *864    Lucent Technologies, Inc. ........................       2,454
     480    Motorola, Inc. ...................................       6,748
     *71    Network Appliance, Inc. ..........................       1,459
    *227    Nextel Communications, Inc., Class A..............       6,357
     165    QUALCOMM, Inc. ...................................       8,893
    *364    Qwest Communications International, Inc. .........       1,574
      36    Rockwell Collins, Inc. ...........................       1,094
     682    SBC Communications, Inc. .........................      17,783
      31    Scientific-Atlanta, Inc. .........................         854
    *213    Sprint Corp. -- PCS Group ........................       1,199
     186    Sprint Corp. -- FON Group ........................       3,058
     *86    Tellabs, Inc. ....................................         725
     569    Verizon Communications, Inc. .....................      19,959
                                                                ----------
                                                                    97,982
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 6.2%
     162    3M Co. ...........................................      13,751
     *75    Apple Computer, Inc. .............................       1,595
  *1,422    Cisco Systems, Inc. ..............................      34,550
    *528    Dell, Inc. .......................................      17,917
    *495    EMC Corp. ........................................       6,397
     *67    Gateway, Inc. ....................................         307
     628    Hewlett-Packard Co. ..............................      14,431
     354    International Business Machines Corp. ............      32,855
      71    International Game Technology.....................       2,546

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            COMPUTERS & OFFICE EQUIPMENT -- (CONTINUED)
     *41    Jabil Circuit, Inc. ..............................  $    1,166
     *27    Lexmark International, Inc. ......................       2,086
      48    Pitney Bowes, Inc. ...............................       1,957
    *172    Solectron Corp. ..................................       1,018
      48    Symbol Technologies, Inc. ........................         803
                                                                ----------
                                                                   131,379
                                                                ----------
            CONSTRUCTION -- 0.2%
      13    Centex Corp. .....................................       1,377
      10    Kaufman & Broad Home Corp. .......................         693
      13    Pulte Corp. ......................................       1,193
                                                                ----------
                                                                     3,263
                                                                ----------
            CONSUMER DURABLES -- 0.5%
    *274    Corning, Inc. ....................................       2,858
      19    Grainger (W.W.), Inc. ............................         891
      19    Johnson Controls, Inc. ...........................       2,157
      40    Leggett & Platt, Inc. ............................         855
      95    Masco Corp. ......................................       2,616
      56    Newell Rubbermaid, Inc. ..........................       1,286
      27    Visteon Corp. ....................................         281
                                                                ----------
                                                                    10,944
                                                                ----------
            CONSUMER NON-DURABLES -- 4.0%
      12    Alberto-Culver Co., Class B.......................         762
      23    AmerisourceBergen Corp. ..........................       1,297
      49    Avon Products, Inc. ..............................       3,290
      13    Brown-Forman Corp., Class B.......................       1,170
      89    Cardinal Health, Inc. ............................       5,453
      43    Clorox Co. (The)..................................       2,111
     111    Colgate-Palmolive Co. ............................       5,540
      59    Eastman Kodak Co. ................................       1,515
      53    Ecolab, Inc. .....................................       1,452
     208    Gillette Co. (The)................................       7,656
      36    Hasbro, Inc. .....................................         766
      89    Mattel, Inc. .....................................       1,707
      60    McKesson Corp. ...................................       1,931
     *56    Medco Health Solutions, Inc. .....................       1,892
     267    Procter & Gamble Co. (The)........................      26,681
     133    SYSCO Corp. ......................................       4,965
     *91    Safeway, Inc. ....................................       1,997
      28    Supervalu, Inc. ..................................         791
      30    Tiffany & Co. ....................................       1,365
    +412    Tyco International Ltd. ..........................      10,916
    *163    Xerox Corp. ......................................       2,252
                                                                ----------
                                                                    85,509
                                                                ----------
            CONSUMER SERVICES -- 0.2%
      35    Cintas Corp. .....................................       1,765
      37    H&R Block, Inc. ..................................       2,034
      13    Ryder System, Inc. ...............................         451
                                                                ----------
                                                                     4,250
                                                                ----------
            DRUGS -- 7.9%
     322    Abbott Laboratories...............................      15,012
    *266    Amgen, Inc. ......................................      16,423

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            DRUGS -- (CONTINUED)
     *68    Biogen Idec, Inc. ................................  $    2,483
     400    Bristol-Myers Squibb Co. .........................      11,428
     *39    Chiron Corp. .....................................       2,205
     231    Eli Lilly & Co. ..................................      16,272
     *75    Forest Laboratories, Inc. ........................       4,654
     *46    Genzyme Corp. ....................................       2,280
     *50    King Pharmaceuticals, Inc. .......................         759
     *51    MedImmune, Inc. ..................................       1,295
     458    Merck & Co., Inc. ................................      21,180
   1,572    Pfizer, Inc. .....................................      55,550
     303    Schering-Plough Corp. ............................       5,265
      14    Sigma-Aldrich Corp. ..............................         819
     *22    Watson Pharmaceuticals, Inc. .....................       1,022
     274    Wyeth.............................................      11,646
                                                                ----------
                                                                   168,293
                                                                ----------
            EDUCATION -- 0.1%
     *36    Apollo Group, Inc. ...............................       2,468
                                                                ----------
            ELECTRICAL EQUIPMENT -- 0.8%
     *98    Agilent Technologies, Inc. .......................       2,866
      27    Allergan, Inc. ...................................       2,061
      43    Applera Corp. -- Applied Biosystems Group.........         888
      32    Danaher Corp. ....................................       2,905
     *40    KLA-Tencor Corp. .................................       2,351
     *10    Millipore Corp. ..................................         433
      26    PerkinElmer, Inc. ................................         445
      38    Rockwell Automation, Inc. ........................       1,368
      17    Tektronix, Inc. ..................................         550
     *39    Teradyne, Inc. ...................................       1,004
     *34    Thermo Electron Corp. ............................         845
     *25    Waters Corp. .....................................         829
                                                                ----------
                                                                    16,545
                                                                ----------
            ELECTRONICS -- 7.4%
     *72    Advanced Micro Devices, Inc. .....................       1,071
     *78    Altera Corp. .....................................       1,771
      41    American Power Conversion Corp. ..................       1,000
      76    Analog Devices, Inc. .............................       3,457
     *63    Applied Micro Circuits Corp. .....................         379
     *62    Broadcom Corp., Class A...........................       2,127
      19    Cooper Industries Ltd. ...........................       1,113
      87    Emerson Electric Co. .............................       5,615
   2,069    General Electric Co. .............................      64,090
   1,346    Intel Corp. ......................................      43,336
    *296    JDS Uniphase Corp. ...............................       1,079
     *78    LSI Logic Corp. ..................................         692
      64    Linear Technology Corp. ..........................       2,709
      68    Maxim Integrated Products, Inc. ..................       3,371
      16    Maytag Corp. .....................................         451
    *126    Micron Technology, Inc. ..........................       1,695
      39    Molex, Inc. ......................................       1,370
     *33    NVIDIA Corp. .....................................         777
     *38    National Semiconductor Corp. .....................       1,503
     *31    Novellus Systems, Inc. ...........................       1,320
     *36    PMC-Sierra, Inc. .................................         717
     *17    Power-One, Inc. ..................................         186
     *20    QLogic Corp. .....................................       1,006

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
    *107    Sanmina-SCI Corp. ................................  $    1,344
     357    Texas Instruments, Inc. ..........................      10,477
      12    Thomas & Betts Corp. .............................         277
      14    Whirlpool Corp. ..................................       1,042
     *71    Xilinx, Inc. .....................................       2,732
                                                                ----------
                                                                   156,707
                                                                ----------
            ENERGY & SERVICES -- 5.7%
      18    Amerada Hess Corp. ...............................         983
      52    Anadarko Petroleum Corp. .........................       2,639
      33    Apache Corp. .....................................       2,710
      14    Ashland, Inc. ....................................         623
     *33    BJ Services Co. ..................................       1,170
      41    Burlington Resources, Inc. .......................       2,267
     220    ChevronTexaco Corp. ..............................      19,029
     140    Conoco, Inc. .....................................       9,197
      48    Devon Energy Corp. ...............................       2,743
      24    EOG Resources, Inc. ..............................       1,094
   1,362    Exxon Mobil Corp. ................................      55,835
      90    Halliburton Co. ..................................       2,346
      21    Kerr-McGee Corp. .................................         964
      64    Marathon Oil Corp. ...............................       2,115
     *30    Nabors Industries Ltd. ...........................       1,255
     *28    Noble Corp. ......................................         988
      79    Occidental Petroleum Corp. .......................       3,351
     *19    Rowan Cos., Inc. .................................         449
     121    Schlumberger Ltd. ................................       6,598
      16    Sunoco, Inc. .....................................         813
     *66    Transocean, Inc. .................................       1,583
      53    Unocal Corp. .....................................       1,966
                                                                ----------
                                                                   120,718
                                                                ----------
            FINANCIAL SERVICES -- 2.3%
      20    Bear Stearns Cos., Inc. (The).....................       1,614
     279    Charles Schwab Corp. (The)........................       3,309
      22    Federated Investors, Inc., Class B................         658
      52    Franklin Resources, Inc. .........................       2,693
      98    Goldman Sachs Group, Inc. (The)...................       9,636
      50    Janus Capital Group, Inc. ........................         814
      56    Lehman Brothers Holdings, Inc. ...................       4,323
     195    Merrill Lynch & Co., Inc. ........................      11,425
     223    Morgan Stanley Dean Witter & Co. .................      12,911
      38    Plum Creek Timber Co., Inc. ......................       1,148
      26    T Rowe Price Group, Inc. .........................       1,218
                                                                ----------
                                                                    49,749
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 5.0%
       8    Adolph Coors Co., Class B.........................         422
     418    Altria Group, Inc. ...............................      22,774
     168    Anheuser Busch Cos., Inc. ........................       8,842
     133    Archer-Daniels-Midland Co. .......................       2,028
      85    Campbell Soup Co. ................................       2,265
     505    Coca-Cola Co. (The)...............................      25,636
      94    Coca-Cola Enterprises, Inc. ......................       2,049
     111    ConAgra Foods, Inc. ..............................       2,918
      77    General Mills, Inc. ..............................       3,483

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
      72    Heinz (H.J.) Co. .................................  $    2,640
     *23    Hercules, Inc. ...................................         279
      27    Hershey Foods Corp. ..............................       2,068
      84    Kellogg Co. ......................................       3,203
      29    McCormick & Co., Inc. ............................         861
      54    Pepsi Bottling Group, Inc. (The)..................       1,308
     354    PepsiCo, Inc. ....................................      16,488
      17    Reynolds (R.J.) Tobacco Holdings, Inc. ...........       1,012
     163    Sara Lee Corp. ...................................       3,536
      34    UST, Inc. ........................................       1,219
      46    Wrigley (W.M.) Jr. Co. ...........................       2,600
                                                                ----------
                                                                   105,631
                                                                ----------
            FOREST & PAPER PRODUCTS -- 0.9%
      11    Bemis Co., Inc. ..................................         549
      18    Boise Cascade Corp. ..............................         584
      52    Georgia-Pacific Corp. ............................       1,605
      99    International Paper Co. ..........................       4,269
     104    Kimberly-Clark Corp. .............................       6,142
     *22    Louisiana-Pacific Corp. ..........................         391
      41    MeadWestvaco Corp. ...............................       1,231
     *32    Pactiv Corp. .....................................         773
      11    Temple-Inland, Inc. ..............................         701
      45    Weyerhaeuser Co. .................................       2,897
                                                                ----------
                                                                    19,142
                                                                ----------
            HEALTH SERVICES -- 0.4%
     *16    Express Scripts, Inc. ............................       1,076
     102    HCA, Inc. ........................................       4,386
      49    Health Management Associates, Inc., Class A.......       1,186
      18    Manor Care, Inc. .................................         634
     *96    Tenet Healthcare Corp. ...........................       1,536
                                                                ----------
                                                                     8,818
                                                                ----------
            HOTELS & GAMING -- 0.2%
      78    Hilton Hotels Corp. ..............................       1,340
      48    Marriott International, Inc., Class A.............       2,200
      42    Starwood Hotels & Resorts Worldwide, Inc. ........       1,500
                                                                ----------
                                                                     5,040
                                                                ----------
            INSURANCE -- 5.5%
      60    Ace Ltd. .........................................       2,481
      31    Aetna, Inc. ......................................       2,124
     108    AFLAC, Inc. ......................................       3,923
     151    Allstate Corp. (The)..............................       6,496
      23    Ambac Financial Group, Inc. ......................       1,589
     560    American International Group, Inc. ...............      37,100
     *29    Anthem, Inc. .....................................       2,138
      65    Aon Corp. ........................................       1,547
      30    CIGNA Corp. ......................................       1,708
      40    Chubb Corp. (The).................................       2,743
      34    Cincinnati Financial Corp. .......................       1,442
     *33    Humana, Inc. .....................................         757
      30    Jefferson-Pilot Corp. ............................       1,509
      61    John Hancock Financial Services, Inc. ............       2,295
      38    Lincoln National Corp. ...........................       1,520
      40    Loews Corp. ......................................       1,968

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
      31    MBIA, Inc. .......................................  $    1,833
      21    MGIC Investment Corp. ............................       1,205
     109    Marsh & McLennan Cos., Inc. ......................       5,231
     161    MetLife, Inc. ....................................       5,411
      68    Principal Financial Group (The)...................       2,259
      46    Progressive Corp. (The)...........................       3,871
     114    Prudential Financial, Inc. .......................       4,774
      30    SAFECO Corp. .....................................       1,157
      49    St. Paul Cos., Inc. (The).........................       1,942
      24    Torchmark Corp. ..................................       1,090
     216    Travelers Property Casualty Corp. -- Class B......       3,659
     121    UnitedHealth Group, Inc. .........................       7,032
      63    UnumProvident Corp. ..............................         987
     *31    Wellpoint Health Networks, Inc. ..................       3,039
      30    XL Capital Ltd., Class A..........................       2,288
                                                                ----------
                                                                   117,118
                                                                ----------
            MACHINERY -- 1.4%
     *15    American Standard Cos., Inc. .....................       1,511
    *343    Applied Materials, Inc. ..........................       7,693
      69    Baker Hughes, Inc. ...............................       2,218
      16    Black & Decker Corp. (The)........................         788
      72    Caterpillar, Inc. ................................       5,941
       9    Cummins, Inc. ....................................         428
      49    Deere (John) & Co. ...............................       3,217
      42    Dover Corp. ......................................       1,657
      16    Eaton Corp. ......................................       1,688
      36    Ingersoll Rand Co. ...............................       2,426
      26    Pall Corp. .......................................         690
      24    Parker-Hannifin Corp. ............................       1,452
      17    Stanley Works (The)...............................         632
                                                                ----------
                                                                    30,341
                                                                ----------
            MEDIA & ENTERTAINMENT -- 3.9%
     *14    American Greetings Corp. .........................         300
     127    Clear Channel Communications, Inc. ...............       5,938
    *464    Comcast Corp., Class A ...........................      15,244
      23    Donnelly (R.R.) & Sons Co. .......................         706
      17    Dow Jones & Co., Inc. ............................         837
      56    Gannett Co., Inc. ................................       4,976
      23    Harrah's Entertainment, Inc. .....................       1,131
      16    Knight-Ridder, Inc. ..............................       1,274
      39    McGraw-Hill Cos., Inc. (The)......................       2,758
      10    Meredith Corp. ...................................         506
      31    New York Times Co. (The), Class A.................       1,466
    *932    Time Warner, Inc. ................................      16,761
      64    Tribune Co. ......................................       3,322
    *+66    Univision Communications, Inc. ...................       2,635
     360    Viacom, Inc., Class B.............................      15,993
     421    Walt Disney Co. (The).............................       9,832
                                                                ----------
                                                                    83,679
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.4%
      11    Bard (C.R.), Inc. ................................         867
      11    Bausch & Lomb, Inc. ..............................         560
     126    Baxter International, Inc. .......................       3,836

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            MEDICAL INSTRUMENT & SUPPLIES -- (CONTINUED)
      52    Becton, Dickinson & Co. ..........................  $    2,152
      53    Biomet, Inc. .....................................       1,918
    *169    Boston Scientific Corp. ..........................       6,205
      64    Guidant Corp. ....................................       3,858
     612    Johnson & Johnson.................................      31,591
     250    Medtronic, Inc. ..................................      12,139
     *36    St. Jude Medical, Inc. ...........................       2,181
      41    Stryker Corp. ....................................       3,494
     *50    Zimmer Holdings, Inc. ............................       3,509
                                                                ----------
                                                                    72,310
                                                                ----------
            METALS, MINERALS & MINING -- 1.3%
     178    Alcoa, Inc. ......................................       6,776
      17    Allegheny Technologies, Inc. .....................         220
      12    Ball Corp. .......................................         691
      12    Crane Co. ........................................         375
      26    Engelhard Corp. ..................................         773
      30    Fortune Brands, Inc. .............................       2,148
      38    Freeport-McMoRan Copper & Gold, Inc., Class B.....       1,585
      63    Illinois Tool Works, Inc. ........................       5,323
      89    Newmont Mining Corp. .............................       4,328
      16    Nucor Corp. ......................................         901
     *18    Phelps Dodge Corp. ...............................       1,402
      12    Snap-On, Inc. ....................................         387
      21    United States Steel Corp. ........................         746
      21    Vulcan Materials Co. .............................         995
      18    Worthington Industries, Inc. .....................         319
                                                                ----------
                                                                    26,969
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 0.4%
      19    Apartment Investment & Management Co., Class A....         669
      82    Equity Office Properties Trust....................       2,361
      57    Equity Residential Properties Trust...............       1,676
      37    Prologis..........................................       1,191
      39    Simon Property Group, Inc. .......................       1,826
                                                                ----------
                                                                     7,723
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 0.2%
      31    Moody's Corp. ....................................       1,854
     *21    Quest Diagnostics, Inc. ..........................       1,565
                                                                ----------
                                                                     3,419
                                                                ----------
            RETAIL -- 7.5%
      76    Albertson's, Inc. ................................       1,712
     *18    AutoZone, Inc. ...................................       1,558
     *57    AutoNation, Inc. .................................       1,042
     *61    Bed Bath & Beyond, Inc. ..........................       2,645
      67    Best Buy Co., Inc. ...............................       3,482
     *24    Big Lots, Inc. ...................................         342
      81    CVS Corp. ........................................       2,939
      43    Circuit City Stores Group.........................         437
     *94    Costco Wholesale Corp. ...........................       3,507
      34    Darden Restaurants, Inc. .........................         715
      17    Dillard's, Inc., Class A..........................         282

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
      69    Dollar General Corp. .............................  $    1,458
    *133    eBay, Inc. .......................................       8,597
      36    Family Dollar Stores, Inc. .......................       1,274
      37    Federated Department Stores, Inc. ................       1,757
     185    Gap, Inc. (The)...................................       4,284
     469    Home Depot, Inc. (The)............................      16,638
     *70    Kohl's Corp. .....................................       3,148
    *154    Kroger Co. (The)..................................       2,841
     106    Limited Brands, Inc. .............................       1,920
     162    Lowe's Cos., Inc. ................................       8,972
      59    May Department Stores Co. (The)...................       1,728
     262    McDonald's Corp. .................................       6,493
      28    Nordstrom, Inc. ..................................         973
     *65    Office Depot, Inc. ...............................       1,078
      56    Penney (J.C.) Co., Inc. ..........................       1,478
      34    RadioShack Corp. .................................       1,038
      52    Sears, Roebuck & Co. .............................       2,381
      30    Sherwin-Williams Co. (The)........................       1,044
    *102    Staples, Inc. ....................................       2,785
     *81    Starbucks Corp. ..................................       2,665
     104    TJX Cos., Inc. (The)..............................       2,286
     188    Target Corp. .....................................       7,211
     *44    Toys "R" Us, Inc. ................................         556
     892    Wal-Mart Stores, Inc. ............................      47,305
     211    Walgreen Co. .....................................       7,686
      23    Wendy's International, Inc. ......................         922
     +29    Winn-Dixie Stores, Inc. ..........................         290
     *61    YUM! Brands, Inc. ................................       2,083
                                                                ----------
                                                                   159,552
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 0.3%
      15    Cooper Tire & Rubber Co. .........................         326
     +36    Goodyear Tire & Rubber Co. (The)..................         284
      54    NIKE, Inc., Class B...............................       3,705
      12    Reebok International Ltd. ........................         479
     *18    Sealed Air Corp. .................................         950
      12    Tupperware Corp. .................................         210
                                                                ----------
                                                                     5,954
                                                                ----------
            SOFTWARE & SERVICES -- 6.1%
      48    Adobe Systems, Inc. ..............................       1,894
      23    Autodesk, Inc. ...................................         565
     123    Automatic Data Processing, Inc. ..................       4,853
     *47    BMC Software, Inc. ...............................         869
     *34    Citrix Systems, Inc. .............................         716
     119    Computer Associates International, Inc. ..........       3,262
     *39    Computer Sciences Corp. ..........................       1,708
     *79    Compuware Corp. ..................................         478
      10    Deluxe Corp. .....................................         432
     *61    Electronic Arts, Inc. ............................       2,934
      99    Electronic Data Systems Corp. ....................       2,430
     150    First Data Corp. .................................       6,172
     *40    Fiserv, Inc. .....................................       1,578
      49    IMS Health, Inc. .................................       1,226
     *41    Intuit, Inc. .....................................       2,164
     *19    Mercury Interactive Corp. ........................         905

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            SOFTWARE & SERVICES -- (CONTINUED)
   2,228    Microsoft Corp. ..................................  $   61,347
     *20    NCR Corp. ........................................         757
     *77    Novell, Inc. .....................................         809
  *1,077    Oracle Corp. .....................................      14,214
     *55    Parametric Technology Corp. ......................         216
     *77    PeopleSoft, Inc. .................................       1,762
    *102    Siebel Systems, Inc. .............................       1,418
    *673    Sun Microsystems, Inc. ...........................       3,022
     *59    SunGard Data Systems, Inc. .......................       1,640
     *64    Symantec Corp. ...................................       2,200
     *68    Unisys Corp. .....................................       1,011
     *88    VERITAS Software Corp. ...........................       3,274
    *135    Yahoo!, Inc. .....................................       6,117
                                                                ----------
                                                                   129,973
                                                                ----------
            TRANSPORTATION -- 4.6%
     173    Boeing Co. (The)..................................       7,304
      19    Brunswick Corp. ..................................         602
      77    Burlington Northern Santa Fe Corp. ...............       2,475
      44    CSX Corp. ........................................       1,585
     130    Carnival Corp. ...................................       5,157
      31    Dana Corp. .......................................         561
     115    Delphi Corp. .....................................       1,179
      25    Delta Airlines, Inc. .............................         301
      61    FedEx Corp. ......................................       4,148
     377    Ford Motor Co. ...................................       6,036
      41    General Dynamics Corp. ...........................       3,683
     116    General Motors Corp. .............................       6,168
      36    Genuine Parts Co. ................................       1,191
      24    Goodrich Corp. ...................................         720
      62    Harley-Davidson, Inc. ............................       2,966
     178    Honeywell International, Inc. ....................       5,939
      19    ITT Industries, Inc. .............................       1,409
      93    Lockheed Martin Corp. ............................       4,774
     *14    Navistar International Corp. .....................         676
      80    Norfolk Southern Corp. ...........................       1,902
      38    Northrop Grumman Corp. ...........................       3,607
      24    PACCAR, Inc. .....................................       2,046
      30    Sabre Holdings Corp. .............................         638
     162    Southwest Airlines Co. ...........................       2,617
      28    Textron, Inc. ....................................       1,597
      53    Union Pacific Corp. ..............................       3,655
     232    United Parcel Service, Inc. ......................      17,266
      97    United Technologies Corp. ........................       9,190
                                                                ----------
                                                                    99,392
                                                                ----------
            UTILITIES -- 3.0%
    *128    AES Corp. (The)...................................       1,212
     *26    Allegheny Energy, Inc. ...........................         334
     *66    Allied Waste Industries, Inc. ....................         916
      33    Ameren Corp. .....................................       1,539
      81    American Electric Power Co., Inc. ................       2,482
      33    CMS Energy Corp. .................................         283
    *+85    Calpine Corp. ....................................         409
      63    Centerpoint Energy, Inc. .........................         611
      37    Cinergy Corp. ....................................       1,425
     *59    Citizens Communications Co. ......................         728

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)
      46    Consolidated Edison, Inc. ........................  $    1,997
      34    Constellation Energy Group, Inc. .................       1,351
      35    DTE Energy Co. ...................................       1,366
      67    Dominion Resources, Inc. .........................       4,267
     187    Duke Energy Corp. ................................       3,824
      78    Dynegy Inc., Class A..............................         333
     *67    Edison International..............................       1,472
     125    El Paso Corp. ....................................       1,026
      47    Entergy Corp. ....................................       2,691
      67    Exelon Corp. .....................................       4,471
      38    FPL Group, Inc. ..................................       2,478
      68    FirstEnergy Corp. ................................       2,391
      33    KeySpan Corp. ....................................       1,207
      25    Kinder Morgan, Inc. ..............................       1,501
       9    NICOR, Inc. ......................................         308
      54    NiSource, Inc. ...................................       1,187
     *85    PG&E Corp. .......................................       2,373
      37    PPL Corp. ........................................       1,597
       8    Peoples Energy Corp. .............................         320
      19    Pinnacle West Capital Corp. ......................         751
      50    Progress Energy, Inc. ............................       2,285
      48    Public Service Enterprise Group, Inc. ............       2,121
      47    Sempra Energy.....................................       1,402
     151    Southern Co. (The)................................       4,562
     +39    TECO Energy, Inc. ................................         558
      67    TXU Corp. ........................................       1,583
     120    Waste Management, Inc. ...........................       3,552
     107    Williams Cos., Inc. (The).........................       1,049
      82    Xcel Energy, Inc. ................................       1,396
                                                                ----------
                                                                    65,358
                                                                ----------
            Total common stocks...............................  $2,119,347
                                                                ==========
SHORT-TERM SECURITIES -- 1.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.4%
   8,871    Boston Global Investment Trust....................  $    8,871
                                                                ----------
PRINCIPAL
 AMOUNT
 -------
            REPURCHASE AGREEMENTS -- 1.1%
 $22,860    Joint Repurchase Agreement (See Note 2(d)) 0.84%
              due 01/02/04....................................      22,860
                                                                ----------
            U.S. TREASURY BILLS -- 0.1%
   1,800    0.84% due 03/18/04................................       1,797
     525    0.84% due 03/18/04................................         524
                                                                ----------
                                                                     2,321
                                                                ----------
            Total short-term securities.......................  $   34,052
                                                                ==========

                                                              MARKET
                                                             VALUE #
                                                            ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,953,628).............   99.5%  $2,119,347
Total short-term securities (cost $34,052)........    1.6       34,052
                                                    -----   ----------
Total investment in securities (total cost
  $1,987,680) -- including $8,575 of securities
  loaned (See Note 2(i))..........................  101.1    2,153,399
Cash, receivables and other assets................    0.1        3,019
Payable for securities purchased..................   (0.7)     (14,647)
Payable for Fund shares redeemed..................   (0.1)      (2,405)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (0.4)      (8,871)
Other liabilities.................................   (0.0)        (105)
                                                    -----   ----------
Net assets........................................  100.0%  $2,130,390
                                                    =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  4,000,000 shares authorized; 72,006 shares
  outstanding.....................................  $       72
Paid in capital...................................   1,965,154
Accumulated net investment income.................       1,722
Accumulated net realized loss on investments......      (2,595)
Unrealized appreciation on investments............     165,719
Unrealized appreciation on futures contracts ++...         318
                                                    ----------
Net assets........................................  $2,130,390
                                                    ==========

Class IA
  Net asset value per share ($1,934,490 / 65,362
    shares outstanding) (3,500,000 shares
    authorized).......................................  $29.60
                                                        ======
Class IB
  Net asset value per share ($195,900 / 6,644 shares
    outstanding) (500,000 shares authorized)..........  $29.49
                                                        ======

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

   ++ The Fund had 49 Standard & Poor's 500 March 2004 Futures contracts open as of December 31, 2003. These contracts had a value of $13,605 as of December 31, 2003 and were collateralized by various U.S. Treasury Bills with a market value of $2,321.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 94.5%
            BRAZIL -- 3.7%
      87    Empresa Brasileira de Aeronautica S.A., ADR
              (Transportation)................................  $  3,045
      71    Unibanco GDR (Banks)..............................     1,771
                                                                --------
                                                                   4,816
                                                                --------
            CANADA -- 1.6%
    *+32    Research in Motion Ltd. (Communications)..........     2,119
                                                                --------
            FINLAND -- 0.2%
     -13    Nokia Oyj (Agriculture & Fishing).................       221
                                                                --------
            FRANCE -- 19.2%
     -55    AXA (Financial Services)..........................     1,172
    +-74    Alcatel S.A. (Communications).....................       956
     -28    BNP Paribas S.A. (Banks)..........................     1,776
    +-30    Club Mediterranee S.A. (Consumer Services)........     1,117
      23    Essilor International S.A. (Retail)...............     1,179
     -50    France Telecom S.A. (Communications)..............     1,431
    +-57    M6-Metropole Television (Electronics).............     1,857
     -25    Pinault Printemps Redoute S.A. (Retail)...........     2,454
     -27    Renault S.A. (Transportation).....................     1,839
     +24    Rodriguez Group (Construction)....................     1,363
     -19    TotalFinaElf S.A., B shares (Energy & Services)...     3,451
     -18    Unibail Holding Co. (Real Estate).................     1,638
   +-105    Vivendi S.A. (Media & Entertainment)..............     2,558
    *277    Wanadoo (Communications)..........................     2,272
                                                                --------
                                                                  25,063
                                                                --------
            GERMANY -- 15.3%
     -27    Allianz AG (Insurance)............................     3,390
      53    BMW AG (Transportation)...........................     2,475
     -18    Deutsche Bank AG (Banks)..........................     1,449
     -28    Muenchener Rueckversicherungs Gesellschaft AG
              (Insurance).....................................     3,436
     -16    SAP AG (Software & Services)......................     2,666
      50    Schering AG (Drugs)...............................     2,507
    +-51    Siemens AG (Electronics)..........................     4,101
                                                                --------
                                                                  20,024
                                                                --------
            HONG KONG -- 4.4%
  +1,076    China Merchants Holdings International Co., Ltd.
              (Aerospace & Defense)...........................     1,421
  -1,027    Cnooc Ltd. (Energy & Services)....................     2,026
    -824    Techtronic Industries Co. (Electrical Equipment)..     2,299
                                                                --------
                                                                   5,746
                                                                --------
            IRELAND -- 1.3%
    *+75    Elan Corp., ADR (Drugs)...........................       519
    *+24    Ryanair Holdings PLC, ADR (Transportation)........     1,215
                                                                --------
                                                                   1,734
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            ISRAEL -- 0.7%
     +18    Teva Pharmaceutical Industries Ltd., ADR
              (Drugs).........................................  $  1,015
                                                                --------
            JAPAN -- 8.7%
   -@@--    DDI Corp. (Communications)........................     1,243
   -@@--    Dentsu, Inc. (Business Services)..................     1,360
     -19    Fast Retailing Co., Ltd. (Retail).................     1,172
     -31    Ito-Yokado Co., Ltd. (Retail).....................       983
   -@@--    Japan Tobacco, Inc. (Food, Beverage & Tobacco)....     1,247
    -135    Matsushita Electric Industrial Co.
              (Electronics)...................................     1,879
   -@@--    Nippon Telegraph & Telephone Corp.
              (Communications)................................     1,239
     -28    Shin-Etsu Chemical Co., Ltd. (Chemicals)..........     1,158
    -120    Sumitomo Electric Industries Ltd. (Electrical
              Equipment)......................................     1,078
                                                                --------
                                                                  11,359
                                                                --------
            NETHERLANDS -- 4.0%
     *96    ASM Lithography Holding N.V., NY Reg shares
              (Electronics)...................................     1,932
    -112    European Aeronautic Defense & Space Co. (Aerospace
              & Defense)......................................     2,666
      22    Koninklijke Numico N.V. (Food, Beverage &
              Tobacco)........................................       611
                                                                --------
                                                                   5,209
                                                                --------
            RUSSIA -- 2.1%
     +42    JSC Mining & Smelting Co., ADR (Metals, Minerals &
              Mining).........................................     2,704
                                                                --------
            SOUTH AFRICA -- 0.9%
     116    Telkom S.A., Ltd. (Communications)................     1,210
                                                                --------
            SOUTH KOREA -- 1.9%
   *-156    Kia Motors Corp. (Transportation).................     1,421
      @6    Samsung Electronics Co., Ltd., GDR
              (Electronics)...................................     1,053
                                                                --------
                                                                   2,474
                                                                --------
            SWEDEN -- 4.3%
     -89    Atlas Copco AB (Machinery)........................     3,188
    *136    Telefonaktiebolaget LM Ericsson ADR
              (Communications)................................     2,409
                                                                --------
                                                                   5,597
                                                                --------
            SWITZERLAND -- 7.3%
    +740    ABB Ltd. (Energy & Services)......................     3,711
     -49    Credit Suisse Group (Banks).......................     1,771
     -40    Roche Holdings AG (Drugs).........................     4,037
                                                                --------
                                                                   9,519
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
 UNITED
 KINGDOM -- 18.4%
     -46    AstraZeneca PLC (Drugs)...........................  $  2,215
      19    BP Amoco PLC, ADR (Energy & Services).............       933
   *-425    British Airways PLC (Transportation)..............     1,770
    -420    Burberry Group PLC (Apparel & Textile)............     2,745
  -1,213    Carphone Warehouse Group PLC (Communications).....     3,200
    -404    Compass Group PLC (Food, Beverage & Tobacco)......     2,757
  *1,387    Corus Group PLC (Metals, Minerals & Mining).......       745
    -612    EMI Group PLC (Media & Entertainment).............     1,742
     -63    Imperial Tobacco Group PLC (Food, Beverage &
              Tobacco)........................................     1,245
    -462    Kingfisher PLC (Retail)...........................     2,313
   *-110    Lastminute.com PLC (Software & Services)..........       439
     359    Polls-Royce Group PLC (Aerospace & Defense).......     1,138
  -1,181    Vodafone Group PLC (Communications)...............     2,935
                                                                --------
                                                                  24,177
                                                                --------
            UNITED STATES OF AMERICA -- 0.5%
      11    Talisman Energy, Inc. (Energy & Services).........       628
                                                                --------
            Total common stocks...............................  $123,615
                                                                ========
SHORT-TERM SECURITIES -- 23.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 17.3%
  22,674    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 22,674
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 5.9%
 $ 7,705    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................     7,705
                                                                --------
            Total short-term securities.......................  $ 30,379
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $108,021)...............   94.5%  $123,615
Total short-term securities (cost $30,379)........   23.2     30,379
                                                    -----   --------
Total investment in securities (total cost
  $138,400) -- including $21,278 of securities
  loaned (See Note 2(i))..........................  117.7    153,994
Cash, receivables and other assets................    0.3        401
Payable for securities purchased..................   (0.6)      (789)
Payable for Fund shares redeemed..................   (0.1)       (66)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (17.3)   (22,674)
Other liabilities.................................   (0.0)       (21)
                                                    -----   --------
Net assets........................................  100.0%  $130,845
                                                    =====   ========

                                                               MARKET
                                                              VALUE #
                                                              --------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000 shares
  authorized; 12,857 shares outstanding.....................  $     13
Paid in capital.............................................   111,710
Accumulated net investment loss.............................       (14)
Accumulated net realized gain on investments................     3,541
Unrealized appreciation on investments......................    15,594
Unrealized appreciation on forward foreign currency
  contracts (See Note 2(g)) @@@.............................        13
Unrealized depreciation on other assets and liabilities in
  foreign currencies........................................       (12)
                                                              --------
Net assets..................................................  $130,845
                                                              ========

Class IA
  Net asset value per share ($67,147 / 6,584
    shares outstanding) (600,000 shares
    authorized)...................................  $10.20
                                                    ======
Class IB
  Net asset value per share ($63,698 / 6,273
    shares outstanding) (200,000 shares
    authorized)...................................  $10.16
                                                    ======

DIVERSIFICATION BY INDUSTRY
Aerospace & Defense.......................   4.0%  $  5,225
Agriculture & Fishing.....................   0.2        221
Apparel & Textile.........................   2.1      2,745
Banks.....................................   5.2      6,767
Business Services.........................   1.0      1,360
Chemicals.................................   0.9      1,158
Communications............................  14.5     19,014
Construction..............................   1.0      1,363
Consumer Services.........................   0.9      1,117
Drugs.....................................   7.9     10,293
Electrical Equipment......................   2.6      3,377
Electronics...............................   8.3     10,822
Energy & Services.........................   8.2     10,749
Financial Services........................   0.9      1,172
Food, Beverage & Tobacco..................   4.5      5,860
Insurance.................................   5.2      6,826
Machinery.................................   2.4      3,188
Media & Entertainment.....................   3.3      4,300
Metals, Minerals & Mining.................   2.6      3,449
Real Estate...............................   1.3      1,638
Retail....................................   6.2      8,101
Software & Services.......................   2.4      3,105
Transportation............................   8.9     11,765
                                            ----   --------
  Total common stocks.....................  94.5%  $123,615
                                            ====   ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 94.0% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $1,053 or 0.8% of net assets (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $85,638, which represents 65.4% of total net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                                                     APPRECIATION
DESCRIPTION                  MARKET VALUE         CONTRACT         DELIVERY         (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Japanese Yen (Buy).........      $ 57               $ 57           1/7/2004              $--
Japanese Yen (Buy).........       129                129           1/6/2004               --
Japanese Yen (Buy).........       163                163           1/5/2004               --
South African Rands
  (Buy)....................       439                426           1/2/2004               13
                                                                                         ---
                                                                                         $13
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 98.0%
            AUSTRALIA -- 0.5%
    -981    Rinker Group Ltd. (Construction)..................  $  4,853
                                                                --------
            AUSTRIA -- 0.6%
   *-413    Telekom Austria AG (Communications)...............     5,101
                                                                --------
            BRAZIL -- 1.8%
     144    Empresa Brasileira de Aeronautica S.A., ADR
              (Transportation)................................     5,055
     176    Petroleo Brasileiro S.A., ADR (Energy &
              Services).......................................     5,146
     238    Unibanco GDR (Banks)..............................     5,928
                                                                --------
                                                                  16,129
                                                                --------
            CANADA -- 5.6%
     133    Canadian National Railway Co. (Transportation)....     8,423
    *304    Inco Ltd. (Metals, Minerals & Mining).............    12,151
    +361    National Bank of Canada (Banks)...................    12,041
    +156    Royal Bank of Canada (Banks)......................     7,456
    +181    Talisman Energy, Inc. (Energy & Services).........    10,315
                                                                --------
                                                                  50,386
                                                                --------
            CHINA -- 0.6%
 -13,200    China Telecom Corp., Ltd. (Communications)........     5,449
                                                                --------
            FINLAND -- 0.8%
    -422    Nokia Oyj (Agriculture & Fishing).................     7,218
                                                                --------
            FRANCE -- 14.7%
    -323    AXA (Financial Services)..........................     6,953
    -193    Aventis S.A. (Drugs)..............................    12,804
    -154    BNP Paribas S.A. (Banks)..........................     9,755
   +-186    Carrefour S.A. (Retail)...........................    10,222
    +151    Essilor International S.A. (Retail)...............     7,819
   +-387    France Telecom S.A. (Communications)..............    11,052
   +-220    Lafarge S.A. (Construction).......................    19,710
   +-100    Pinault Printemps Redoute S.A. (Retail)...........     9,645
    -165    Schneider Electric S.A. (Electrical Equipment)....    10,784
    -223    Societe Television Francaise (Media &
              Entertainment)..................................     7,801
    -139    TotalFinaElf S.A., B shares (Energy & Services)...    25,733
                                                                --------
                                                                 132,278
                                                                --------
            GERMANY -- 4.3%
     184    BMW AG (Transportation)...........................     8,511
   +-142    Metro AG (Retail).................................     6,271
     -54    SAP AG (Software & Services)......................     8,958
     115    Schering AG (Drugs)...............................     5,799
    -146    Veba AG (Utilities)...............................     9,516
                                                                --------
                                                                  39,055
                                                                --------
            IRELAND -- 0.6%
   *+218    Elan Corp., ADR (Drugs)...........................     1,503
    *513    Ryanair Holdings PLC (Transportation).............     4,267
                                                                --------
                                                                   5,770
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            ITALY -- 3.7%
   +-680    ENI S.p.A. (Energy & Services)....................  $ 12,891
    +908    Fiat S.p.A. (Consumer Durables)...................     6,967
 +-2,539    UniCredito Italiano S.p.A. (Financial Services)...    13,725
                                                                --------
                                                                  33,583
                                                                --------
            JAPAN -- 15.3%
   +-783    Asahi Glass Co., Ltd. (Construction)..............     6,446
 +-1,058    Bank of Yokohama Ltd. (The) (Banks)...............     4,936
    -384    Dai Nippon Printing Co., Ltd. (Business
              Services).......................................     5,424
    -207    Fuji Photo Film Co., Ltd. (Consumer Non-
              Durables).......................................     6,762
    -180    Honda Motor Co., Ltd. (Transportation)............     8,104
      -1    Japan Tobacco, Inc. (Food, Beverage & Tobacco)....     4,423
     -22    Keyence Corp. (Machinery).........................     4,690
    -465    Matsushita Electric Industrial Co.
              (Electronics)...................................     6,471
      -8    NTT DoCoMo, Inc. (Communications).................    18,200
     -59    Nintendo Co., Ltd. (Consumer Non-Durables)........     5,507
     -38    Nomura Research Institut (Business Services)......     3,767
    -186    Nomura Securities (Insurance).....................     3,156
     -30    Obic Co., Ltd. (Software & Services)..............     6,054
    -236    Olympus Optical Co., Ltd. (Medical Instruments &
              Supplies).......................................     5,150
     -73    Orix Corp. (Financial Services)...................     6,088
     -54    Rohm Co., Ltd. (Electronics)......................     6,324
     *-5    SKY Perfect Communications, Inc.
              (Communications)................................     6,305
    -204    Shin-Etsu Chemical Co., Ltd. (Chemicals)..........     8,375
   +-252    Shionogi & Co., Ltd. (Drugs)......................     4,705
    -697    Sompo Japan Insurance, Inc. (Insurance)...........     5,752
    +-74    Sony Corp. (Electronics)..........................     2,554
     122    Sony Corp., ADR (Electronics).....................     4,226
   +-751    Sumitomo Trust & Banking Co., Ltd. (The)
              (Banks).........................................     4,484
                                                                --------
                                                                 137,903
                                                                --------
            MALAYSIA -- 1.8%
  -2,500    Berjaya Sports Toto BHD (Software & Services).....     2,670
  -2,045    Malayan Banking (Banks)...........................     5,194
  -3,183    Public Bank BHD (Financial Services)..............     2,592
  -2,031    Resort World Berhad (Hotels & Gaming).............     5,390
                                                                --------
                                                                  15,846
                                                                --------
            MEXICO -- 0.9%
     298    America Movil S.A. de C.V., ADR
              (Communications)................................     8,156
                                                                --------
            NETHERLANDS -- 2.5%
    -291    Akzo Nobel N.V. (Chemicals).......................    11,148
 *-1,145    Koninklijke KPN N.V. (Communications).............     8,858
     -88    TNT Post Group N.V. (Consumer Services)...........     2,063
                                                                --------
                                                                  22,069
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RUSSIA -- 1.0%
      55    JSC Mining & Smelting Co., ADR (Metals, Minerals &
              Mining).........................................  $  3,564
      44    Sibnef ADR (Energy & Services)....................     1,243
    +142    Surgutneftegaz ADR (Energy & Services)............     4,135
                                                                --------
                                                                   8,942
                                                                --------
            SOUTH AFRICA -- 0.5%
    -106    Anglo American Platinum Corp., Ltd. (Metals,
              Minerals & Mining)..............................     4,598
                                                                --------
            SOUTH KOREA -- 4.4%
   *-957    Kia Motors Corp. (Transportation).................     8,741
   *-294    Kookmin Bank (Banks)..............................    11,146
   *-142    LG Electronics, Inc. (Electronics)................     6,963
    *201    SK Corp. (Energy & Services)......................     4,631
     -47    SK Telecom Co., Ltd. (Communications).............     7,879
                                                                --------
                                                                  39,360
                                                                --------
            SWEDEN -- 1.3%
  -1,560    Nordea AB (Banks).................................    11,718
                                                                --------
            SWITZERLAND -- 8.4%
  +2,526    ABB Ltd. (Construction)...........................    12,804
     -76    Nestle S.A. (Food, Beverage & Tobacco)............    18,856
    -175    Roche Holdings AG (Drugs).........................    17,721
   +-241    STMicroelectronics N.V. (Electronics).............     6,552
    -294    UBS AG (Banks)....................................    20,115
                                                                --------
                                                                  76,048
                                                                --------
            TAIWAN -- 1.5%
    @328    China Steel Corp., GDR (Metals, Minerals &
              Mining).........................................     5,456
 *-9,178    United Microelectronics Corp. (Electronics).......     7,861
                                                                --------
                                                                  13,317
                                                                --------
            TURKEY -- 0.4%
 602,883    Akbank TAS (Banks)................................     3,154
                                                                --------
            UNITED KINGDOM -- 24.8%
    -286    AstraZeneca PLC (Drugs)...........................    13,741
    -445    Aviva PLC (Financial Services)....................     3,931
  -2,632    BP PLC (Energy & Services)........................    21,400
 *-1,696    British Airways PLC (Transportation)..............     7,067
   *-524    British Sky Broadcasting PLC (Media &
              Entertainment)..................................     6,599
  -1,178    Capita Group PLC (Business Services)..............     5,145
  -2,373    Compass Group PLC (Food, Beverage & Tobacco)......    16,181
  *9,516    Corus Group PLC (Metals, Minerals & Mining).......     5,110
    -604    GlaxoSmithKline PLC (Drugs).......................    13,930
    -318    HBOS PLC (Banks)..................................     4,127
    -784    HSBC Holdings PLC (Banks).........................    12,344
  -1,701    Hilton Group PLC (Hotels & Gaming)................     6,845
    -330    Imperial Tobacco Group PLC (Food, Beverage &
              Tobacco)........................................     6,503
  -1,136    Kingfisher PLC (Retail)...........................     5,687
  -1,304    National Grid Transco PLC (Energy & Services).....     9,382
    -648    Pearson PLC (Media & Entertainment)...............     7,216

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            UNITED KINGDOM -- (CONTINUED)
    -420    Reckitt Benckiser PLC (Consumer Non-Durables).....  $  9,497
    -416    Rio Tinto PLC (Metals, Minerals & Mining).........    11,455
    -641    Royal Bank of Scotland Group PLC (Banks)..........    18,918
 -10,248    Vodafone Group PLC (Communications)...............    25,463
  -1,317    WWP Group PLC (Business Services).................    12,927
                                                                --------
                                                                 223,468
                                                                --------
            UNITED STATES OF AMERICA -- 2.0%
    *280    Accenture Ltd. (Business Services)................     7,377
     370    Tyco International Ltd. (Consumer Non-Durables)...     9,794
                                                                --------
                                                                  17,171
                                                                --------
            Total common stocks...............................  $881,572
                                                                ========
SHORT-TERM SECURITIES -- 11.8%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 10.0%
  89,576    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 89,576
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.8%
 $16,632    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................    16,632
                                                                --------
            Total short-term securities.......................  $106,208
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $738,995)...............   98.0%  $881,572
Total short-term securities (cost $106,208).......   11.8    106,208
                                                    -----   --------
Total investment in securities (total cost
  $845,203) -- including $85,210 of securities
  loaned (See Note 2(i))..........................  109.8    987,780
Cash, receivables and other assets................    2.7     24,654
Payable for securities purchased..................   (2.5)   (22,294)
Payable for Fund shares redeemed..................   (0.0)      (405)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (10.0)   (89,576)
Other liabilities.................................   (0.0)      (153)
                                                    -----   --------
Net assets........................................  100.0%  $900,006
                                                    =====   ========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  2,625,000 shares authorized; 89,031 shares
  outstanding.....................................  $       89
Paid in capital...................................   1,113,599
Accumulated net investment income.................       1,085
Accumulated net realized loss on investments......    (357,332)
Unrealized appreciation on investments............     142,577
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g)) @@@..........          22
Unrealized depreciation on other assets and
  liabilities in foreign currencies...............         (34)
                                                    ----------
Net assets........................................  $  900,006
                                                    ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
                                                    VALUE #
                                                    -------
Class IA
  Net asset value per share ($823,760 / 81,478
    shares outstanding) (2,000,000 shares
    authorized)...................................  $10.11
                                                    ======
Class IB
  Net asset value per share ($76,246 / 7,554
    shares outstanding) (625,000 shares
    authorized)...................................  $10.09
                                                    ======

DIVERSIFICATION BY INDUSTRY
Agriculture & Fishing.............................   0.8%  $  7,218
Banks.............................................  14.6    131,316
Business Services.................................   3.8     34,640
Chemicals.........................................   2.2     19,523
Communications....................................  11.2    100,689
Construction......................................   4.9     43,813
Consumer Durables.................................   0.8      6,967
Consumer Non-Durables.............................   3.5     31,560
Consumer Services.................................   0.2      2,063
Drugs.............................................   7.8     70,203
Electrical Equipment..............................   1.2     10,784
Electronics.......................................   4.1     36,725
Energy & Services.................................  10.5     94,876
Financial Services................................   3.7     33,289
Food, Beverage & Tobacco..........................   5.1     45,963
Hotels & Gaming...................................   1.4     12,235
Insurance.........................................   1.0      8,908
Machinery.........................................   0.5      4,690
Media & Entertainment.............................   2.4     21,616
Medical Instruments & Supplies....................   0.6      5,150
Metals, Minerals & Mining.........................   4.7     42,334
Retail............................................   4.4     39,644
Software & Services...............................   2.0     17,682
Transportation....................................   5.6     50,168
Utilities.........................................   1.0      9,516
                                                    ----   --------
    Total common stocks...........................  98.0%  $881,572
                                                    ====   ========

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 96.0% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note

2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $5,456 or 0.6% of net assets (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $710,543, which represents 78.9% of total net assets.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Buy)             $  749            $   742          1/2/2004              $  7
British Pound (Buy)              4,048              4,023          1/5/2004                25
Canadian Dollars (Buy)             298                297          1/6/2004                 1
Canadian Dollars (Buy)           1,632              1,630          1/5/2004                 2
Canadian Dollars (Buy)           4,643              4,585          1/2/2004                58
EURO (Buy)                       1,818              1,811          1/5/2004                 7
EURO (Buy)                       3,556              3,540          1/6/2004                16
EURO (Sell)                        245                241          1/2/2004                (4)
EURO (Sell)                        313                309          1/2/2004                (4)
EURO (Sell)                        352                348          1/2/2004                (4)
EURO (Sell)                        478                474          1/5/2004                (4)
EURO (Sell)                        684                677          1/2/2004                (7)
EURO (Sell)                        758                754          1/6/2004                (4)
EURO (Sell)                      9,438              9,339          1/2/2004               (99)
Japanese Yen (Sell)              1,161              1,163          1/7/2004                 2
South African Rands (Buy)          870                842          1/2/2004                28
Swiss Franc (Buy)                  570                568          1/6/2004                 2
                                                                                         ----
                                                                                         $ 22
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
COMMON STOCKS -- 96.3%
            AUSTRALIA -- 3.0%
   +123     AWB Ltd. (Agriculture & Fishing)..................  $   414
    305     Adsteam Marine Ltd. (Transportation)..............      381
   -108     Coca-Cola Amatil Ltd. (Food, Beverage &
              Tobacco)........................................      508
   -138     Mayne Group Ltd. (Health Services)................      339
   -136     STW Communications Group (Communications).........      332
                                                                -------
                                                                  1,974
                                                                -------
            CHINA -- 1.8%
 -1,388     Beijing Capital International Airport Co., Ltd.
              (Transportation)................................      473
  2,144     China Oilfield Services Ltd. (Energy & Services)..      759
                                                                -------
                                                                  1,232
                                                                -------
            DENMARK -- 2.0%
     28     Carlsberg (Food, Beverage & Tobacco)..............    1,312
                                                                -------
            FINLAND -- 2.2%
     22     Orion-Yhtymae OY (Drugs)..........................      479
    -21     Pohjola Group PLC (Insurance).....................      562
    -15     TietoEnator Oyj (Software & Services).............      398
                                                                -------
                                                                  1,439
                                                                -------
            FRANCE -- 6.8%
   +-28     April Group (Financial Services)..................      495
     10     Cegedim S.A. (Business Services)..................      565
  +-176     Havas S.A. (Business Services)....................    1,022
    -60     NRJ Group (Media & Entertainment).................    1,277
     37     Remy Cointreau S.A. (Food, Beverage & Tobacco)....    1,207
                                                                -------
                                                                  4,566
                                                                -------
            GERMANY -- 3.2%
    +50     Aixtron AG (Electrical Equipment).................      297
    -30     Elmos Semiconductor AG (Electronics)..............      475
    +23     Fielmann AG (Consumer Durables)...................    1,048
    +29     Jenoptik AG (Electrical Equipment)................      322
                                                                -------
                                                                  2,142
                                                                -------
            GREECE -- 4.2%
    126     Aktor S.A. Technical Co. (Machinery)..............      828
     11     Germanos S.A. (Communications)....................      270
    -25     Intralot S.A. (Software & Services)...............      478
    -57     Piraeus Bank S.A. (Financial Services)............      701
     40     STET Hellas Telecommunications S.A., ADR
              (Communications)................................      523
                                                                -------
                                                                  2,800
                                                                -------
            ITALY -- 4.1%
     12     Amplifon S.p.A. (Medical Instruments & Supplies)..      341
     79     Banca Popolare di Milano SCRL (Banks).............      519
    -55     Brembo S.p.A. (Machinery).........................      418
   +-71     Caltagirone Editore S.p.A. (Media &
              Entertainment)..................................      618
     20     Tod's S.p.A. (Retail).............................      875
                                                                -------
                                                                  2,771
                                                                -------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
            JAPAN -- 37.8%
   -176     77 Bank Ltd. (The) (Banks)........................  $ 1,000
   +-39     Alpine Electronics, Inc. (Communications).........      523
   +-22     Asatsu-DK, Inc. (Business Services)...............      563
   +-21     Avex, Inc. (Media & Entertainment)................      386
     -5     BellSystem24, Inc. (Business Services)............      972
    -23     C&S Co., Ltd. (Retail)............................      424
    -74     Chiba Bank Ltd. (The) (Banks).....................      305
   +-24     Coca-Cola West Japan Co., Ltd. (Food, Beverage &
              Tobacco)........................................      467
    -43     FamilyMart Co., Ltd. (Retail).....................      983
      8     Fujimi, Inc. (Chemicals)..........................      233
    -35     Hitachi Medical Corp. (Medical Instruments &
              Supplies).......................................      445
     +9     Hokuto Corp. (Agriculture & Fishing)..............      111
    -57     House Foods Corp. (Food, Beverage & Tobacco)......      646
   +-53     Ines Corp. (Software & Services)..................      482
    -79     Japan Securities Finance Co., Ltd. (Financial
              Services).......................................      416
   -299     Joyo Bank Ltd. (The) (Financial Services).........      982
     23     Kadokawa Holdings, Inc. (Media & Entertainment)...      608
    -43     Keihin Corp. (Transportation).....................      395
   +-60     Kirin Beverage Corp. (Food, Beverage & Tobacco)...    1,087
   +-24     Kiyo Bank Ltd. (The) (Banks)......................       41
    -10     Kobayashi Pharmaceutical (Drugs)..................      243
    -71     Komori Corp. (Machinery)..........................    1,058
    -21     Kose Corp. (Consumer Non-Durables)................      761
   +-19     Milbon Co., Ltd. (Chemicals)......................      517
    -70     NEC System Intergration & Construction Ltd.
              (Communications)................................      545
  +-140     Nippon Shinyaku Co., Ltd. (Drugs).................      811
  +-108     Okumura (Construction)............................      461
     25     Otsuka Kago Ltd. (Retail).........................      765
   -120     PanaHome Corp. (Construction).....................      637
    182     Shiga Bank Ltd. (The) (Financial Services)........      839
   -242     Sumitomo Osaka Cement Co., Ltd. (Metals, Minerals
              & Mining).......................................      477
   -115     Suruga Bank Ltd. (The) (Banks)....................      741
    120     Taiheiyo Cement Corp. (Construction)..............      339
   +-26     Taiyo Ink Manufacturing Co., Ltd. (Chemicals).....      933
    -17     Takara Standard (Consumer Durables)...............       88
    -96     Tanabe Seiyaku Co., Ltd. (Drugs)..................      781
      4     The Aichi Bank Ltd. (Banks).......................      231
    -55     Tokyo Ohka Kogyo Co., Ltd. (Chemicals)............      974
   +-24     Tokyo Tomin Bank Ltd. (The) (Financial Services)..      417
     31     Towa Pharmaceutical Co., Ltd. (Drugs).............      686
    +53     Tsuruha Co., Ltd. (Consumer Durables).............      961
     -7     United Arrows Ltd. (Retail).......................      307
    -26     Xebio Co., Ltd. (Retail)..........................      582
                                                                -------
                                                                 25,223
                                                                -------
            MEXICO -- 1.5%
     96     Grupo Financiero Banorte S.A. de C.V. (Financial
              Services).......................................      334
    256     Kimberly Clark de Mexico S.A. de C.V. (Foreign
              Governments)....................................      656
                                                                -------
                                                                    990
                                                                -------

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
 NETHERLANDS -- 4.7%
    -34     CSM N.V. (Food, Beverage & Tobacco)...............  $   738
  *+-72     Equant N.V. (Software & Services).................      677
     51     Koninklijke Vendex N.V. (Retail)..................      705
    -20     Randstad Holdings N.V. (Business Services)........      490
     32     Wolters Kluwer N.V. (Forest & Paper Products).....      505
                                                                -------
                                                                  3,115
                                                                -------
            NEW ZEALAND -- 0.8%
    158     Warehouse Group Ltd. (Consumer Services)..........      531
                                                                -------
            PAPUA NEW GUINE -- 0.5%
    426     Oil Search Ltd. (Metals, Minerals & Mining).......      328
                                                                -------
            SINGAPORE -- 3.1%
    565     Keppel Land Ltd. (Real Estate)....................      526
  1,073     MobileOne Ltd. (Communications)...................      948
    488     SembCorp Logistics Ltd. (Transportation)..........      575
                                                                -------
                                                                  2,049
                                                                -------
            SOUTH KOREA -- 3.6%
    *-2     Cheil Communications, Inc. (Business Services)....      273
   *-67     Daegu Bank (Financial Services)...................      325
  *-170     Korea Exchange Bank (Financial Services)..........      904
  *-120     LG Telecom Ltd. (Communications)..................      365
   *-97     Pusan Bank (Banks)................................      540
                                                                -------
                                                                  2,407
                                                                -------
            SPAIN -- 1.1%
   -136     Telefonica Publicidad e Informacion S.A.
              (Communications)................................      745
                                                                -------
            SWEDEN -- 2.4%
     95     Eniro AB (Media & Entertainment)..................      909
    -27     JM AB (Construction)..............................      393
    -42     NCC AB (Construction).............................      327
                                                                -------
                                                                  1,629
                                                                -------
            SWITZERLAND -- 5.7%
     14     Bachem Holding AG (Drugs).........................      742
    -16     Baloise Holding Ltd. (Insurance)..................      673
     66     Clariant AG (Chemicals)...........................      971
      1     Lindt & Spruengli AG (Food, Beverage & Tobacco)...      466
     17     Lonza AG (Chemicals)..............................      985
                                                                -------
                                                                  3,837
                                                                -------
            UNITED KINGDOM -- 7.8%
    192     Aggreko PLC (Energy & Services)...................      530
   *-67     Cambridge Antibody Technology Group PLC (Health
              Services).......................................      562
   -436     EMI Group PLC (Media & Entertainment).............    1,241
    164     Firstgroup PLC (Transportation)...................      801
   -218     HMV Group PLC (Retail)............................      649
    148     Kesa Electricals PLC (Retail).....................      682

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
            UNITED KINGDOM -- (CONTINUED)
     62     PHS Group PLC (Business Services).................  $    93
    394     Securicor PLC (Consumer Services).................      672
                                                                -------
                                                                  5,230
                                                                -------
            Total common stocks...............................  $64,320
                                                                =======
SHORT-TERM SECURITIES -- 14.1%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.4%
  5,652     State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 5,652
                                                                -------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 5.7%
 $3,789     Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................    3,789
                                                                -------
            Total short-term securities.......................  $ 9,441
                                                                =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $56,049)...........   96.3%  $64,320
Total short-term securities (cost $9,441)....   14.1     9,441
                                               -----   -------
Total investment in securities (total cost
  $65,490) -- including $5,371 of securities
  loaned (See Note 2(i)).....................  110.4    73,761
Cash, receivables and other assets...........    1.2       822
Payable for securities purchased.............   (3.2)   (2,112)
Securities lending collateral payable to
  brokers (See Note 2(i))....................   (8.4)   (5,652)
Other liabilities............................   (0.0)      (27)
                                               -----   -------
Net assets...................................  100.0%  $66,792
                                               =====   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 5,302 shares outstanding........  $     5
Paid in capital......................................   57,243
Accumulated net investment income....................      129
Accumulated net realized gain on investments.........    1,413
Unrealized appreciation on investments...............    8,271
Unrealized depreciation on forward foreign currency
  contracts (See Note 2(g)) @@@......................     (262)
Unrealized depreciation on other assets and
  liabilities in foreign currencies..................       (7)
                                                       -------
Net assets...........................................  $66,792
                                                       =======

Class IA
  Net asset value per share ($44,088 / 3,495 shares
    outstanding) (600,000 shares authorized)..........  $12.62
                                                        ======
Class IB
  Net asset value per share ($22,704 / 1,807 shares
    outstanding) (200,000 shares authorized)..........  $12.56
                                                        ======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                       MARKET
                                                       VALUE #
                                                       -------
DIVERSIFICATION BY INDUSTRY
Agriculture & Fishing.........................   0.8%  $   525
Banks.........................................   5.1     3,377
Business Services.............................   6.0     3,978
Chemicals.....................................   6.9     4,613
Communications................................   6.4     4,251
Construction..................................   3.2     2,157
Consumer Durables.............................   3.1     2,097
Consumer Non-Durables.........................   2.1     1,417
Consumer Services.............................   1.8     1,203
Drugs.........................................   5.6     3,742
Electrical Equipment..........................   0.9       619
Electronics...................................   0.7       475
Energy & Services.............................   1.9     1,289
Financial Services............................   8.1     5,413
Food, Beverage & Tobacco......................   9.6     6,431
Forest & Paper Products.......................   0.8       505
Health Services...............................   1.3       901
Insurance.....................................   1.8     1,235
Machinery.....................................   3.4     2,304
Media & Entertainment.........................   7.5     5,039
Medical Instruments & Supplies................   1.2       786
Metals, Minerals & Mining.....................   1.2       805
Real Estate...................................   0.8       526
Retail........................................   9.0     5,972
Software & Services...........................   3.1     2,035
Transportation................................   4.0     2,625
                                                ----   -------
Total common stocks...........................  96.3%  $64,320
                                                ====   =======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 96.3% of total net assets as of December 31, 2003

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities

    *  Non-income producing during the period

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i))

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $37,448, which represents 56.1% of total net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                                                     APPRECIATION
DESCRIPTION                  MARKET VALUE         CONTRACT         DELIVERY         (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Australian Dollar (Buy)....     $    6             $    6          01/2/04              $  --
Australian Dollar (Buy)....         16                 16          01/6/04                 --
Australian Dollar (Buy)....         56                 56          01/5/04                 --
Australian Dollar (Sell)...      1,257              1,229          12/31/04               (28)
Australian Dollar (Sell)...      1,816              1,774          12/31/04               (42)
British Pound (Buy)........         67                 66          01/5/04                  1
British Pound (Buy)........         79                 78          01/2/04                  1
British Pound (Sell).......      1,867              1,847          12/31/04               (20)
British Pound (Sell).......      3,678              3,581          12/31/04               (97)
Danish Krone (Buy).........         37                 37          01/5/04                 --
EURO (Buy).................         --                 --          01/6/04                 --
EURO (Buy).................         35                 34          01/6/04                  1
EURO (Buy).................         68                 68          01/7/04                 --
EURO (Buy).................        140                139          01/2/04                  1
EURO (Buy).................        237                236          01/5/04                  1
EURO (Sell)................         26                 26          01/5/04                 --
EURO (Sell)................         37                 37          01/2/04                 --
EURO (Sell)................      1,870              1,840          12/31/04               (30)
EURO (Sell)................      3,174              3,120          12/31/04               (54)
Hong Kong Dollar (Buy).....         35                 35          01/5/04                 --
Japanese Yen (Buy).........          7                  7          01/6/04                 --
Japanese Yen (Buy).........        531                531          01/7/04                 --
Japanese Yen (Sell)........        218                219          01/5/04                  1
New Zealand Dollar (Buy)...         15                 15          01/6/04                 --
Singapore Dollar (Buy).....        121                120          01/5/04                  1
Swedish Krona (Buy)........          9                  9          01/5/04                 --
Swedish Krona (Buy)........         37                 36          01/7/04                  1
Swiss Franc (Buy)..........        104                103          01/6/04                  1
                                                                                        -----
                                                                                        $(262)
                                                                                        =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 99.5%
            APPAREL & TEXTILE -- 1.7%
     630    Liz Claiborne, Inc. ..............................  $   22,336
    *206    Mohawk Industries, Inc. ..........................      14,538
                                                                ----------
                                                                    36,874
                                                                ----------
            BANKS -- 9.5%
     533    Bank of Hawaii Corp. .............................      22,510
     197    City National Corp. ..............................      12,250
     650    Countrywide Credit Industries, Inc. ..............      49,333
     230    Golden West Financial Corp. ......................      23,775
     753    Hibernia Corp., Class A...........................      17,701
    +578    Hudson City Bancorp, Inc. ........................      22,079
     157    M&T Bank Corp. ...................................      15,403
  *1,626    Providian Financial Corp. ........................      18,928
     349    UnionBanCal Corp. ................................      20,110
                                                                ----------
                                                                   202,089
                                                                ----------
            BUSINESS SERVICES -- 4.1%
     831    Equifax, Inc. ....................................      20,347
    +679    Fluor Corp. ......................................      26,896
    *606    Lamar Advertising Co., Class A....................      22,608
     385    Manpower, Inc. ...................................      18,137
                                                                ----------
                                                                    87,988
                                                                ----------
            CHEMICALS -- 1.5%
     314    Avery Dennison Corp. .............................      17,613
    +339    Rohm & Haas Co. ..................................      14,468
                                                                ----------
                                                                    32,081
                                                                ----------
            COMMUNICATIONS -- 3.2%
 *+2,256    American Tower Corp., Class A.....................      24,412
    *982    Nextel Communications, Inc., Class A..............      27,566
     539    Rockwell Collins, Inc. ...........................      16,177
                                                                ----------
                                                                    68,155
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 3.3%
    +421    CDW Corp. ........................................      24,334
     429    Diebold, Inc. ....................................      23,099
  *3,744    Solectron Corp. ..................................      22,129
                                                                ----------
                                                                    69,562
                                                                ----------
            CONSTRUCTION -- 2.1%
    +278    Lennar Corp. .....................................      26,673
  -3,682    Rinker Group Ltd. ................................      18,210
                                                                ----------
                                                                    44,883
                                                                ----------
            CONSUMER DURABLES -- 2.6%
     331    BorgWarner, Inc. .................................      28,167
     232    Johnson Controls, Inc. ...........................      26,963
                                                                ----------
                                                                    55,130
                                                                ----------
            CONSUMER NON-DURABLES -- 3.4%
   1,359    Mattel, Inc. .....................................      26,190
     537    McKesson Corp. ...................................      17,265
 *+2,119    Xerox Corp. ......................................      29,242
                                                                ----------
                                                                    72,697
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            DRUGS -- 5.0%
   *+277    Cephalon, Inc. ...................................  $   13,428
    *229    Gilead Sciences, Inc. ............................      13,326
  *1,046    IVAX Corp. .......................................      24,976
  *1,474    Millennium Pharmaceuticals, Inc. .................      27,520
   *+662    Vertex Pharmaceuticals, Inc. .....................       6,773
    *440    Watson Pharmaceuticals, Inc. .....................      20,229
                                                                ----------
                                                                   106,252
                                                                ----------
            EDUCATION -- 1.3%
   *+862    Education Management Corp. .......................      26,750
                                                                ----------
            ELECTRICAL EQUIPMENT -- 1.6%
    *182    KLA-Tencor Corp. .................................      10,660
    *711    Waters Corp. .....................................      23,561
                                                                ----------
                                                                    34,221
                                                                ----------
            ELECTRONICS -- 4.2%
 *+1,555    ASM Lithography Holding N.V., NY Reg Shares.......      31,172
    *364    Altera Corp. .....................................       8,265
     903    American Power Conversion Corp. ..................      22,081
     526    Analog Devices, Inc. .............................      23,994
     *86    International Rectifier Corp. ....................       4,229
                                                                ----------
                                                                    89,741
                                                                ----------
            ENERGY & SERVICES -- 4.6%
     672    EOG Resources, Inc. ..............................      31,008
     686    GlobalSantaFe Corp. ..............................      17,038
    *435    Nabors Industries Ltd. ...........................      18,072
  +1,123    XTO Energy, Inc. .................................      31,772
                                                                ----------
                                                                    97,890
                                                                ----------
            FINANCIAL SERVICES -- 2.7%
    +312    Blackrock, Inc. ..................................      16,592
     262    Federated Investors, Inc., Class B................       7,695
    *287    Investment Technology Group, Inc. ................       4,643
     364    Legg Mason, Inc. .................................      28,116
                                                                ----------
                                                                    57,046
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 0.8%
    *527    Constellation Brands, Inc. .......................      17,354
                                                                ----------
            FOREST & PAPER PRODUCTS -- 2.3%
   1,455    Abitibi-Consolidated, Inc. .......................      11,800
    *705    Pactiv Corp. .....................................      16,859
  *1,090    Smurfit-Stone Container Corp. ....................      20,243
                                                                ----------
                                                                    48,902
                                                                ----------
            HEALTH SERVICES -- 3.2%
   *+883    Edwards Lifesciences Corp. .......................      26,549
  +1,182    Health Management Associates, Inc., Class A.......      28,375
  *1,038    Human Genome Sciences, Inc. ......................      13,750
                                                                ----------
                                                                    68,674
                                                                ----------
            INSURANCE -- 5.7%
    +303    Ambac Financial Group, Inc. ......................      21,048
    +515    Brown & Brown, Inc. ..............................      16,797
    +319    Everest Reinsurance Group Ltd. ...................      26,987
     464    Gallagher (Arthur J.) & Co. ......................      15,066

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
     451    IPC Holdings Ltd. ................................  $   17,579
     +51    White Mountains Insurance Group Ltd. .............      23,227
                                                                ----------
                                                                   120,704
                                                                ----------
            MACHINERY -- 2.4%
     210    Eaton Corp. ......................................      22,719
    +491    Parker-Hannifin Corp. ............................      29,232
                                                                ----------
                                                                    51,951
                                                                ----------
            MEDIA & ENTERTAINMENT -- 1.0%
     151    Scripps (E.W.) Co. (The), Class A.................      14,221
   *+202    Univision Communications, Inc. ...................       8,029
                                                                ----------
                                                                    22,250
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.9%
     660    Guidant Corp. ....................................      39,708
                                                                ----------
            METALS, MINERALS & MINING -- 1.3%
     591    Precision Castparts Corp. ........................      26,833
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 1.8%
  *1,758    Host Marriott Corp. ..............................      21,657
     445    iStar Financial, Inc. ............................      17,307
                                                                ----------
                                                                    38,964
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 1.8%
    *721    Applera Corp. -- Celera Genomics Group............      10,030
     469    Moody's Corp. ....................................      28,422
                                                                ----------
                                                                    38,452
                                                                ----------
            RETAIL -- 4.4%
     982    Aramark Corp. ....................................      26,929
    *333    Dollar Tree Stores, Inc. .........................      10,019
     654    Michaels Stores, Inc. ............................      28,894
     129    Nordstrom, Inc. ..................................       4,438
     968    PetSmart, Inc. ...................................      23,043
                                                                ----------
                                                                    93,323
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 0.5%
    *180    Sealed Air Corp. .................................       9,767
                                                                ----------
            SOFTWARE & SERVICES -- 11.2%
    *300    Affiliated Computer Services, Inc., Class A.......      16,343
    *520    Alliance Sata Systems Corp. ......................      14,391
    *818    Amdocs Ltd., ADR..................................      18,389
    *989    BEA Systems, Inc. ................................      12,167
  *1,491    BISYS Group, Inc. (The)...........................      22,180
   *+417    CheckFree Corp. ..................................      11,527
    *309    Choicepoint, Inc. ................................      11,774
     257    GTECH Holdings Corp. .............................      12,719
    *645    Intuit, Inc. .....................................      34,116
  *1,130    PeopleSoft, Inc. .................................      25,762
   *+732    Siebel Systems, Inc. .............................      10,153

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            SOFTWARE & SERVICES -- (CONTINUED)
    *488    Symantec Corp. ...................................  $   16,895
  *1,968    VeriSign, Inc. ...................................      32,082
                                                                ----------
                                                                   238,498
                                                                ----------
            TRANSPORTATION -- 5.5%
 *+1,814    AMR Corp. ........................................      23,491
     274    CNF Transportation, Inc. .........................       9,278
    -991    Excel PLC.........................................      13,104
   *+180    JetBlue Airways Corp. ............................       4,778
     455    Lear Corp. .......................................      27,917
     203    PACCAR, Inc. .....................................      17,271
   *+407    Ryanair Holdings PLC, ADR.........................      20,588
                                                                ----------
                                                                   116,427
                                                                ----------
            UTILITIES -- 4.9%
     662    Cinergy Corp. ....................................      25,689
  *1,350    Citizens Communications Co. ......................      16,771
     639    Energy East Corp. (The)...........................      14,302
     413    Pinnacle West Capital Corp. ......................      16,532
     304    Republic Services, Inc. ..........................       7,792
     624    Wisconsin Energy Corp. ...........................      20,863
                                                                ----------
                                                                   101,949
                                                                ----------
            Total common stocks...............................  $2,115,115
                                                                ==========
SHORT-TERM SECURITIES -- 7.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 6.9%
 146,112    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  146,112
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENTS -- 0.6%
$ 13,537    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................      13,537
                                                                ----------
            Total short-term securities.......................  $  159,649
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,716,058)......   99.5%  $2,115,115
Total short-term securities (cost
  $159,649)................................    7.5      159,649
                                             -----   ----------
Total investment in securities (total cost
  $1,875,707) -- including $142,566 of
  securities loaned (See Note 2(i))........  107.0    2,274,764
Cash, receivables and other assets.........    0.7       13,954
Payable for securities purchased...........   (0.8)     (16,172)
Securities lending collateral payable to
  brokers (See Note 2(i))..................   (6.9)    (146,112)
Other liabilities..........................   (0.0)        (114)
                                             -----   ----------
Net assets.................................  100.0%  $2,126,320
                                             =====   ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                      MARKET
                                                     VALUE #
                                                    ----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  2,400,000 shares authorized; 86,356 shares
  outstanding.....................................  $       86
Paid in capital...................................   1,862,864
Accumulated net investment income.................         255
Accumulated net realized loss on investments......    (135,942)
Unrealized appreciation on investments............     399,057
Unrealized depreciation on forward foreign
  currency contracts (See Note 2(g)) @@@..........         (37)
Unrealized appreciation on other assets and
  liabilities in foreign currencies...............          37
                                                    ----------
Net assets........................................  $2,126,320
                                                    ==========

Class IA
  Net asset value per share ($1,946,881 / 79,031
    shares outstanding) (1,800,000 shares
    authorized).......................................  $24.63
                                                        ======
Class IB
  Net asset value per share ($179,439 / 7,325 shares
    outstanding) (600,000 shares authorized)..........  $24.50
                                                        ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 5.3% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $31,314, which represents 1.5% of total net assets.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Sell)            $3,826             $3,789          01/02/04              $(37)
                                                                                         ----
                                                                                         $(37)
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP VALUE HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 100.0%
            APPAREL & TEXTILE -- 0.7%
     141    V. F. Corp. ......................................  $  6,114
                                                                --------
            BANKS -- 8.7%
     117    Bank of Hawaii Corp. .............................     4,933
     495    CIT Group, Inc. ..................................    17,806
     225    Comerica, Inc. ...................................    12,602
     198    FirstMerit Corp. .................................     5,340
     716    Hibernia Corp., Class A...........................    16,831
     302    UnionBanCal Corp. ................................    17,348
      96    Webster Financial Corp. ..........................     4,421
                                                                --------
                                                                  79,281
                                                                --------
            BUSINESS SERVICES -- 4.1%
  *1,270    BearingPoint, Inc. ...............................    12,818
    *536    United Rentals, Inc. .............................    10,318
 *+1,641    UnitedGlobalCom, Inc., Class A....................    13,918
                                                                --------
                                                                  37,054
                                                                --------
            CHEMICALS -- 3.1%
   1,883    IMC Global, Inc. .................................    18,695
    +467    Sensient Technologies Corp. ......................     9,240
                                                                --------
                                                                  27,935
                                                                --------
            CONSTRUCTION -- 2.7%
      69    MDC Holdings, Inc. ...............................     4,476
  -3,371    Rinker Group Ltd. ................................    16,671
    *+77    Toll Brothers, Inc. ..............................     3,042
                                                                --------
                                                                  24,189
                                                                --------
            CONSUMER DURABLES -- 4.2%
    *931    Arrow Electronics, Inc. ..........................    21,539
     165    BorgWarner, Inc. .................................    14,045
     +58    Hughes Supply, Inc. ..............................     2,883
                                                                --------
                                                                  38,467
                                                                --------
            CONSUMER NON-DURABLES -- 5.5%
     234    AmerisourceBergen Corp. ..........................    13,139
    *402    Dean Foods Co. ...................................    13,202
   *+476    The Yankee Candle Co., Inc. ......................    13,009
    *271    United Stationers, Inc. ..........................    11,077
                                                                --------
                                                                  50,427
                                                                --------
            DRUGS -- 0.9%
   *+386    Biovail Corp. ....................................     8,293
                                                                --------
            ELECTRICAL EQUIPMENT -- 0.5%
    *164    Teradyne, Inc. ...................................     4,176
                                                                --------
            ELECTRONICS -- 6.1%
     265    Ametek, Inc. .....................................    12,789
    *682    Fairchild Semiconductor International Corp., Class
              A...............................................    17,027
    *294    Flextronics International Ltd. ...................     4,366
   *+925    Vishay Intertechnology, Inc. .....................    21,185
                                                                --------
                                                                  55,367
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            ENERGY & SERVICES -- 8.3%
   *+480    Cal Dive International, Inc. .....................  $ 11,563
     236    EOG Resources, Inc. ..............................    10,901
    -358    IHC Caland N.V. ..................................    19,419
      76    Petro-Canada......................................     3,758
     270    Unocal Corp. .....................................     9,959
     698    XTO Energy, Inc. .................................    19,742
                                                                --------
                                                                  75,342
                                                                --------
            EXCHANGE TRADED FUNDS -- 1.9%
     168    Midcap SPDR Trust Series I........................    17,737
                                                                --------
            FINANCIAL SERVICES -- 1.4%
     500    Converium Holding AG, ADR.........................    13,178
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 3.9%
    +540    Bunge Ltd. .......................................    17,770
    *538    Constellation Brands, Inc. .......................    17,730
                                                                --------
                                                                  35,500
                                                                --------
            FOREST & PAPER PRODUCTS -- 3.9%
    *783    Pactiv Corp. .....................................    18,721
    *898    Smurfit-Stone Container Corp. ....................    16,681
                                                                --------
                                                                  35,402
                                                                --------
            INSURANCE -- 12.5%
     242    Ace Ltd. .........................................    10,032
     344    Ambac Financial Group, Inc. ......................    23,877
     *83    Anthem, Inc. .....................................     6,255
      52    Endurance Specialty...............................     1,748
      41    Gallagher (Arthur J.) & Co. ......................     1,316
    *272    Health Net, Inc. .................................     8,899
    *170    Oxford Health Plans, Inc. ........................     7,382
     274    Radian Group, Inc. ...............................    13,358
    +597    Reinsurance Group of America, Inc. ...............    23,062
     211    RenaissanceRe Holdings Ltd. ......................    10,354
     192    St. Paul Cos., Inc. (The).........................     7,617
                                                                --------
                                                                 113,900
                                                                --------
            MACHINERY -- 4.7%
 *+1,327    Axcelis Technologies, Inc. .......................    13,563
    *199    FMC Technologies, Inc. ...........................     4,630
     *49    Flowserve Corp. ..................................     1,025
      26    Pentair, Inc. ....................................     1,165
     545    Timken Co. (The)..................................    10,931
     323    York International Corp. .........................    11,897
                                                                --------
                                                                  43,211
                                                                --------
            MEDIA & ENTERTAINMENT -- 1.4%
 *+1,083    Bally Total Fitness Holding Corp. ................     7,582
   *+243    Penn National Gaming, Inc. .......................     5,606
                                                                --------
                                                                  13,188
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.2%
     232    DENTSPLY International, Inc. .....................    10,466
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 2.0%
     537    Engelhard Corp. ..................................  $ 16,077
      86    Grupo IMSA S.A., ADR..............................     1,713
     *+6    International Steel Group, Inc. ..................       246
                                                                --------
                                                                  18,036
                                                                --------
            REAL ESTATE INVESTMENT TRUST -- 1.4%
     181    Prologis..........................................     5,821
     155    Rouse Co. (The)...................................     7,262
                                                                --------
                                                                  13,083
                                                                --------
            RETAIL -- 5.2%
    *+86    CEC Entertaining, Inc. ...........................     4,080
     922    Foot Locker, Inc. ................................    21,626
    *682    Office Depot, Inc. ...............................    11,391
     397    Ross Stores, Inc. ................................    10,495
                                                                --------
                                                                  47,592
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 2.2%
    -303    Compagnie Generale des Etablissements Michelin,
              Class B.........................................    13,892
     294    Cooper Tire & Rubber Co. .........................     6,292
                                                                --------
                                                                  20,184
                                                                --------
            SOFTWARE & SERVICES -- 0.8%
    *507    Unisys Corp. .....................................     7,522
                                                                --------
            TRANSPORTATION -- 5.2%
   2,395    Bombardier, Inc. .................................    10,136
     427    CNF Transportation, Inc. .........................    14,458
      34    CP Ships Ltd. ....................................       712
     328    CSX Corp. ........................................    11,774
    *+38    Continental Airlines, Inc., Class B...............       612
   *+282    ExpressJet Holdings, Inc. ........................     4,232
     295    Werner Enterprises, Inc. .........................     5,747
                                                                --------
                                                                  47,671
                                                                --------
            UTILITIES -- 7.5%
     108    AGL Resources, Inc. ..............................     3,128
     293    Cinergy Corp. ....................................    11,383
     395    PPL Corp. ........................................    17,277
     847    Republic Services, Inc. ..........................    21,701
     579    TXU Corp. ........................................    13,743
                                                                --------
                                                                  67,232
                                                                --------
            Total common stocks...............................  $910,547
                                                                ========
SHORT-TERM SECURITIES -- 11.4%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 6.6%
  60,472    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 60,472
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE #
---------                                                       --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE #
---------                                                       --------
            REPURCHASE AGREEMENTS -- 4.8%
$ 43,551    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................  $ 43,551
                                                                --------
            Total short-term securities.......................  $104,023
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $751,818)........  100.0%  $  910,547
Total short-term securities (cost
  $104,023)................................   11.4      104,023
                                             -----   ----------
Total investment in securities (total cost
  $855,841) -- including $58,794 of
  securities loaned (See Note

2(i))......................................  111.4    1,014,570
Cash, receivables and other assets.........    0.5        4,064
Payable for securities purchased...........   (3.4)     (30,855)
Payable for Fund shares redeemed...........   (1.9)     (17,151)
Securities lending collateral payable to
  brokers (See Note

2(i))......................................   (6.6)     (60,472)
Other liabilities..........................   (0.0)         (49)
                                             -----   ----------
Net assets.................................  100.0%  $  910,107
                                             =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  1,200,000 shares authorized; 73,702 shares
  outstanding.....................................  $       74
Paid in capital...................................     737,058
Accumulated net investment income.................         899
Accumulated net realized gain on investments......      13,350
Unrealized appreciation on investments............     158,729
Unrealized appreciation on forward foreign
  currency contracts (See Note

2(g)) @@@.........................................          10
Unrealized depreciation on other assets and
  liabilities in foreign currencies...............         (13)
                                                    ----------
Net assets........................................  $  910,107
                                                    ==========

Class IA
  Net asset value per share ($592,014 / 47,876 shares
    outstanding) (800,000 shares authorized)..........  $12.37
                                                        ======
Class IB
  Net asset value per share ($318,093 / 25,826 shares
    outstanding) (400,000 shares authorized)..........  $12.32
                                                        ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 11.0% of total net assets as of December 31, 2003

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities

    *  Non-income producing during the period

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i))

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $49,982, which represents 5.5% of total net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP VALUE HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
Australian Dollar (Buy)          $177               $175           01/02/2004              $ 2
Australian Dollar (Buy)           289                289           01/06/2004               --
Australian Dollar (Buy)           541                535           01/05/2004                6
EURO (Buy)                         30                 30           01/02/2004               --
EURO (Buy)                        226                225           01/06/2004                1
EURO (Buy)                        269                268           01/05/2004                1
                                                                                           ---
                                                                                           $10
                                                                                           ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------


PRINCIPAL                                                          MARKET
 AMOUNT                                                           VALUE #
---------                                                        ----------
COMMERCIAL PAPER -- 35.0%
$ @50,000   Bradford & Bingley PLC
              1.15% due 01/07/05..............................   $   50,000
   55,000   Cafco
              1.08% due 02/18/04..............................       54,921
   36,500   Diageo Capital PLC
              0.00% due 03/18/04..............................       36,411
   42,500   du Pont (E.I.) de Nemours & Co.
              0.00% due 02/10/04..............................       42,450
   50,000   Household Finance Corp.
              1.08% due 01/06/04..............................       49,993
   25,000   Nationwide Building Society
              0.00% due 01/07/04..............................       24,995
   45,391   Old Line Funding Corp.
              0.00% due 01/23/04..............................       45,360
   55,000   Preferred Receivable Funding
              0.00% due 02/04/04..............................       54,944
   55,000   Province of Quebec
              1.07% due 01/28/04..............................       54,956
   42,500   Sara Lee
              1.15% due 02/06/04..............................       42,451
   55,000   Sheffield Receivable Corp.
              0.00% due 01/26/04..............................       54,958
   50,000   Spintab
              0.00% due 02/03/04..............................       49,950
   44,507   Svenska Handelsbanken
              0.00% due 02/17/04..............................       44,444
   42,500   Toyota Motor Credit Corp.
              1.06% due 01/22/04..............................       42,474
                                                                 ----------
                                                                    648,307
                                                                 ----------
            Total commercial paper............................   $  648,307
                                                                 ==========
CORPORATE NOTES -- 58.7%
$  40,000   American Express Credit
              1.261% due 12/27/04.............................   $   40,065
    8,500   American Express Credit
              1.274% due 12/16/04.............................        8,513
   42,500   American General Finance
              1.34% due 08/06/04..............................       42,554
   17,000   Bank One Corp.
              1.45% due 02/20/04..............................       17,007
   25,000   Bear Stearns Co., Inc.
              1.319% due 02/12/04.............................       25,004
    8,500   Bear Stearns Co., Inc.
              1.423% due 06/01/04.............................        8,510
    8,500   Bear Stearns Co., Inc.
              1.56% due 09/21/04..............................        8,525
  @25,000   Cargill, Inc.
              1.16% due 01/14/04..............................       25,000
   43,000   Caterpillar, Inc.
              1.323% due 08/02/04.............................       43,051
   42,000   Citigroup Global
              1.29% due 06/17/04..............................       42,030


PRINCIPAL                                                          MARKET
 AMOUNT                                                           VALUE #
---------                                                        ----------
$  13,320   Diageo Capital PLC
              6.625% due 06/24/04.............................   $   13,660
   50,000   Federal Home Loan Bank
              1.50% due 12/24/04..............................       50,000
   30,000   Federal Home Loan Mortgage Association
              1.25% due 08/27/04..............................       30,000
   50,000   Federal Home Loan Mortgage Association
              1.40% due 11/03/04..............................       50,000
   50,000   Federal National Mortgage Association
              1.43% due 11/15/04..............................       50,000
   50,000   Fleet Financial Group
              1.41% due 02/19/04..............................       50,014
   22,000   General Electric Capital Corp.
              1.141% due 01/28/04.............................       22,001
   39,000   General Electric Capital Corp.
              6.875% due 09/15/04.............................       40,528
   50,000   Goldman Sachs Group LP
              1.11% due 10/25/04..............................       50,000
  @37,500   Honda Motor Corp.
              1.12% due 10/22/04..............................       37,500
   51,000   IBM Corp.
              1.295% due 09/27/04.............................       51,067
   48,750   Key Bank N.A.
              1.298% due 03/01/04.............................       48,763
   34,230   Lehman Brother Holdings, Inc.
              6.625% due 04/01/04.............................       34,681
   20,000   Merrill Lynch & Co., Inc.
              1.37% due 08/09/04..............................       20,029
   17,000   Merrill Lynch & Co., Inc.
              1.42% due 06/11/04..............................       17,023
   55,000   Morgan (J.P.) Chase & Co.
              1.285% due 02/05/04.............................       55,008
   54,000   Morgan Stanley Group
              1.33% due 03/19/04..............................       54,023
  @30,000   Nationwide Building Society
              1.14% due 07/23/04..............................       30,000
  @50,000   Northern Rock PLC
              1.15% due 01/16/04..............................       50,000
   42,000   Washington Mutual Bank
              1.159% due 07/29/04.............................       41,997
   30,000   Wells Fargo & Co.
              1.103% due 01/14/04.............................       30,000
                                                                 ----------
                                                                  1,086,553
                                                                 ----------
            Total corporate notes.............................   $1,086,553
                                                                 ==========
SHORT-TERM SECURITIES -- 3.3%
            REPURCHASE AGREEMENTS -- 3.3%
$  61,338   Joint Repurchase Agreement (See Note 2(d)) 0.84%
              due 01/02/04....................................   $   61,338
                                                                 ----------
            Total short-term securities.......................   $   61,338
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              MARKET
                                                             VALUE #
                                                            ----------
DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost $648,307)............   35.0%  $  648,307
Total corporate notes (cost $1,086,553)...........   58.7    1,086,553
Total repurchase agreements (cost $61,338)........    3.3       61,338
                                                    -----   ----------
Total investment in securities (total cost
  $1,796,198).....................................   97.0    1,796,198
Cash, receivables and other assets................    3.0       55,266
Dividends payable.................................   (0.0)      (1,005)
Other liabilities.................................   (0.0)         (90)
                                                    -----   ----------
Net assets........................................  100.0%  $1,850,369
                                                    =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  7,000,000 shares authorized; 1,850,369 shares
  outstanding.....................................  $    1,850
Paid in capital...................................   1,848,519
                                                    ----------
Net assets........................................  $1,850,369
                                                    ==========

Class IA
  Net asset value per share ($1,609,439 / 1,609,439
    shares outstanding) (6,000,000 shares
    authorized)........................................  $1.00
                                                         =====
Class IB
  Net asset value per share ($240,930 / 240,930 shares
    outstanding) (1,000,000 shares authorized).........  $1.00
                                                         =====

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $192,500 or 10.4% of net assets. (See Note 2(m)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONSV -- 24.0%
$    5,000   Ameriquest Mortgage Securities, Inc., Series
               2002-AR1, Class M1 (Aa2 Moodys)
               1.851% due 09/25/32.............................  $  5,020
     5,000   Ameriquest Mortgage Securities, Inc., Series
               2003-AR3, Class M1 (A2 Moodys)
               1.921% due 10/25/33.............................     5,037
     5,000   Ameriquest Mortgage Securities, Inc., Series
               2003-AR3, Class M1 (Aa2 Moodys)
               3.191% due 10/25/33.............................     5,113
     4,000   Amortizing Residential Collateral Trust, Series
               2002-BC7, Class M5 (A S&P)
               2.741% due 10/25/32.............................     4,025
     5,000   Amortizing Residential Collateral Trust, Series
               2002-BC7, Class M2 (AA S&P)
               2.041% due 10/25/32.............................     5,031
       500   Citicorp Mortgage Securities, Inc., Series 1998-8,
               Class A3 (AAA S&P)
               6.75% due 09/25/28..............................       499
     3,000   Conseco Finance, Series 2001-C, Class M2 (A3
               Moodys)
               2.313% due 08/15/33.............................     2,870
      @153   DLJ Mortgage Acceptance Corp., Series 1996-1,
               Class B1 (A S&P)
               7.25% due 09/25/11..............................       153
       @51   DLJ Mortgage Acceptance Corp., Series 1996-1,
               Class B2 (BBB S&P)
               7.25% due 09/25/11..............................        51
     1,435   Federal Home Loan Mortgage Association, Series
               2302, Class NJ (AAA Moodys)
               6.50% due 11/15/29..............................     1,437
     4,939   Federal Home Loan Mortgage Association, Series
               2304, Class PG (AAA Moodys)
               6.50% due 03/15/30..............................     5,010
     4,466   Federal Home Loan Mortgage Association, Series
               2485, Class TY (AAA Moodys)
               5.25% due 05/15/26..............................     4,478
    14,670   Federal Home Loan Mortgage Association, Series
               2496, Class QM (AAA Moodys)
               6.00% due 04/15/28..............................    15,162
       911   Federal National Mortgage Association, Series
               2001-67, Class PC (AAA Moodys)
               6.00% due 06/25/26..............................       911
       123   Federal National Mortgage Association, Series D,
               Class 2 (Aaa Moodys)
               11.00 due 04/01/09..............................       134
     5,000   First Franklin Mortgage Loan Asset Backed
               Certificates, Series 2003-FF2, Class M2 (A2
               Moodys)
               2.769% due 07/25/33.............................     5,043
       518   GE Capital Mortgage Services, Inc., Series
               1999-16, Class A (AAA S&P)
               6.50% due 07/25/14..............................       517
       828   Green Tree Financial Corp., Series 1995-9, Class
               A6 (Aaa Moodys)
               7.30% due 01/15/26..............................       881

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
$   10,000   Greenwich Capital Commercial Funding Corp., Series
               2003-C2, Class A3 (Aaa Moodys)
               4.533% due 07/15/10.............................  $ 10,056
       328   Housing Securities, Inc., Series 1993-E, Class E15
               (Aaa Moodys)
               10.00% due 09/25/08.............................       330
     5,000   LB-UBS Commercial Mortgage Trust, Series 2003-C8,
               Class A4 (Aaa Moodys)
               5.124% due 11/15/32.............................     5,094
   @10,000   Lehman Brothers Floating Rate Commercial Mortgage
               Trust, Series 2003-LLFA, Class A2 (Aaa Moodys)
               1.553% due 12/16/14.............................    10,000
    @5,000   Lehman Brothers Floating Rate Commercial Mortgage
               Trust, Series 2003-LLFA, Class G (A3 Moodys)
               2.313% due 12/16/14.............................     5,000
     3,000   Master Asset Backed Securities Trust, Series
               2003-OPT2, Class M1 (Aa2 Moodys)
               1.891% due 05/25/33.............................     3,017
     2,000   Master Asset Backed Securities Trust, Series
               2003-OPT2, Class M2 (A2 Moodys)
               2.941% due 05/25/33.............................     2,029
     4,371   Master Asset Securitization Trust, Series 2002-6,
               Class 6A1 (Aaa Moodys)
               6.50% due 10/25/32..............................     4,553
     2,051   Merrill Lynch Mortgage Investors, Inc., Series
               2000-FF1, Class M2 (A S&P)
               2.141% due 03/01/31.............................     2,058
     4,000   Merrill Lynch Mortgage Investors, Inc., Series
               2002-HE1, Class M1 (AA+ S&P)
               2.241% due 05/25/32.............................     4,066
     5,000   Merrill Lynch Mortgage Trust, Series 2003-KEY1,
               Class A4 (AAA S&P)
               5.236% due 11/12/35.............................     5,130
     5,000   Morgan Stanley ABS Capital I, Series 2002-NC6,
               Class M1 (Aa2 Moodys)
               2.141% due 11/25/32.............................     5,067
    10,000   Morgan Stanley Capital I, Series 2003-IQ6, Class
               A3 (Aaa Moodys)
               4.74% due 12/15/41..............................    10,000
     5,000   Morgan Stanley Dean Witter Capital I, Series
               2003-TOP9, Class A2 (Aaa Moodys)
               4.74% due 11/13/36..............................     5,009
       533   Norwest Asset Securities Corp., Series 1999-22,
               Class A1 (AAA S&P)
               6.50% due 09/25/14..............................       541
       186   PNC Mortgage Securities Corp., Series 1996-2,
               Class B1 (AAA Fitch)
               6.60% due 02/25/11..............................       186
        62   PNC Mortgage Securities Corp., Series 1996-2,
               Class B2 (AAA Fitch)
               6.60% due 02/25/11..............................        62
        99   PNC Mortgage Securities Corp., Series 1996-2,
               Class B3 (AA Fitch)
               6.60% due 02/25/11..............................        99

The accompanying notes are an integral part of this financial statement.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONSV -- (CONTINUED)
$    3,769   Prudential Home Mortgage Securities Co., Series
               1994-8, Class A3 (Aaa Moodys)
               6.75% due 03/25/24..............................  $  3,765
     5,000   Residential Asset Mortgage Products, Inc., Series
               2001-RS3, Class AI5 (Aaa Moodys)
               5.70% due 10/25/31..............................     5,209
     5,061   Residential Asset Securities Corp., Series
               2002-KS1, Class AIIB (Aaa Moodys)
               1.441% due 06/25/32.............................     5,066
     6,168   Residential Asset Securities Corp., Series
               2002-KS4, Class AIIB (Aaa Moodys)
               1.391% due 07/25/32.............................     6,169
       262   Residential Funding Mortgage Securities I, Inc.,
               Series 1995-S18, Class M3 (AAA S&P)
               7.00% due 11/25/10..............................       261
        84   Residential Funding Mortgage Securities I, Inc.,
               Series 1996-S11, Class M3 (AAA S&P)
               7.00% due 04/25/11..............................        85
       195   Residential Funding Mortgage Securities I, Inc.,
               Series 1996-S19, Class M3 (AAA S&P)
               7.50% due 09/25/11..............................       195
       210   Residential Funding Mortgage Securities I, Inc.,
               Series 1996-S5, Class M3 (AAA S&P)
               6.75% due 02/25/11..............................       209
       165   Residential Funding Mortgage Securities I, Inc.,
               Series 1998-S22, Class A1 (AAA S&P)
               6.50% due 09/25/13..............................       165
       599   Residential Funding Mortgage Securities I, Inc.,
               Series 1999-S15, Class A2 (AAA S&P)
               6.50% due 06/25/14..............................       598
       232   Residential Funding Mortgage Securities I, Inc.,
               Series 1999-S22, Class A2 (AAA S&P)
               7.00% due 10/25/14..............................       232
     1,699   Residential Funding Mortgage Securities I, Inc.,
               Series 2001-S25, Class A1 (AAA S&P)
               6.25% due 10/25/16..............................     1,696
     2,000   Soundview Home Equity Loan Trust, Series 2000-1,
               Class M1 (Aa2 Moodys)
               8.64% due 05/25/30..............................     2,079
     5,000   Structured Asset Mortgage Investors, Inc., Series
               2002-AR4, Class A2 (Aaa Moodys)
               1.70% due 02/19/33..............................     5,008
     5,000   Structured Asset Securities Corp., Series
               2003-BC2, Class M1 (AA S&P)
               2.141% due 02/25/33.............................     5,069
   @10,000   Wachovia Bank Commercial Mortgage Trust, Series
               2003- WHL2, Class A3 (Aaa Moodys)
               1.483% due 06/15/13.............................     9,997
    @5,000   Wachovia Bank Commercial Mortgage Trust, Series
               2003- WHL2, Class F (A Moodys)
               2.213% due 06/15/13.............................     4,998
                                                                 --------
                                                                  184,470
                                                                 --------
             Total collateralized mortgage obligations.........  $184,470
                                                                 ========

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
INTEREST ONLYV -- 2.4%
$  @52,200   Banc of America Commercial Mortgage, Inc., Series
               2002-2, Class XP (AAA S&P)
               1.804% due 07/11/43.............................  $  4,334
   @42,853   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2002-TOP8, Class X2 (AAA S&P)
               2.126% due 08/15/38.............................     4,381
   @62,600   CS First Boston Mortgage Securities Corp., Series
               2003-CNP1, Class ASP (AAA S&P)
               1.81% due 03/01/35..............................     4,305
     3,575   Federal Home Loan Mortgage Association, Series
               2489, Class BI (AAA S&P)
               6.00% due 01/15/26..............................         9
     3,599   Federal Home Loan Mortgage Association, Series
               2492, Class ID (AAA S&P)
               6.00% due 09/15/19..............................       216
     5,207   Federal Home Loan Mortgage Association, Series
               2501, Class MI (AAA S&P)
               5.50% due 09/15/15..............................       372
     4,191   Federal Home Loan Mortgage Association, Series
               2503, Class UD (AAA S&P)
               5.50% due 04/15/15..............................       247
    17,898   Federal Home Loan Mortgage Association, Series
               2527, Class IW (AAA S&P)
               6.00% due 12/15/28..............................     1,084
   @55,232   LB-UBS Commercial Mortgage Trust, Series 2003-C1,
               Class XCP (AAA S&P)
               1.657% due 04/15/33.............................     3,433
                                                                 --------
                                                                   18,381
                                                                 --------
             Total interest only...............................  $ 18,381
                                                                 ========
U.S. TREASURIES & FEDERAL AGENCIES -- 72.0%
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 22.8%
$   32,000   5.00% due 01/01/34................................  $ 31,580
   119,601   5.50% due 03/01/33-07/01/33.......................   121,107
     9,737   6.00% due 10/01/22-04/01/33.......................    10,079
    10,560   7.00% due 10/01/26-11/01/32.......................    11,174
       199   7.50% due 05/01/24-06/01/25.......................       214
       309   8.00% due 02/01/13-10/01/24.......................       337
       152   8.50% due 10/01/09-10/01/24.......................       166
        34   9.00% due 10/01/06................................        36
       106   9.50% due 11/01/08................................       107
       261   10.00% due 09/01/05-11/01/20......................       291
                                                                 --------
                                                                  175,091
                                                                 --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
FEDERAL
NATIONAL
MORTGAGE
ASSOCIATION -- 40.9%
$   35,612   4.50% due 06/01/18-08/01/33.......................  $ 34,814
   112,901   5.00% due 01/01/18-01/01/34.......................   112,386
    48,273   5.50% due 06/01/33-11/01/33.......................    48,926
    64,902   6.00% due 10/01/23-07/01/33.......................    67,146
    31,495   6.50% due 04/01/28-08/01/32.......................    32,957
    15,518   7.00% due 06/01/11-02/01/32.......................    16,530
     1,622   8.00% due 10/01/29-02/01/31.......................     1,754
        80   9.00% due 05/01/21-09/01/21.......................        90
                                                                 --------
                                                                  314,603
                                                                 --------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 7.5%
    21,163   6.00% due 01/15/33-02/15/33.......................    22,011
    18,274   6.50% due 12/15/28-01/15/32.......................    19,274
    10,579   7.00% due 10/15/32................................    11,274
     3,306   7.50% due 04/15/22-04/20/30.......................     3,551
     1,017   8.50% due 06/15/17-04/15/30.......................     1,109
       507   9.50% due 10/15/09-11/15/09.......................       560
        46   10.00% due 05/15/13...............................        52
         8   12.50% due 03/15/15...............................        10
                                                                 --------
                                                                   57,841
                                                                 --------
             U.S. TREASURY NOTES -- 0.8%
     5,600   2.625% due 11/15/06...............................     5,649
                                                                 --------
             Total U.S. treasuries & federal agencies..........  $553,184
                                                                 ========
SHORT-TERM SECURITIES -- 3.6%
             REPURCHASE AGREEMENTS -- 3.6%
$   27,539   Joint Repurchase Agreement (See Note 2(d)) 0.84%
               due 01/02/04....................................  $ 27,539
                                                                 --------
             Total short-term securities.......................  $ 27,539
                                                                 ========

DIVERSIFICATION OF NET ASSETS:
Total collaterized mortgage obligations
  (cost $183,411)...........................   24.0%  $184,470
Total interest only (cost $26,718)..........    2.4     18,381
Total U.S. treasuries & federal agencies
  (cost $551,701)...........................   72.0    553,184
Total short-term securities (cost
  $27,539)..................................    3.6     27,539
                                              -----   --------
Total investment in securities (total cost
  $789,369).................................  101.9    783,574
Cash, receivables and other assets..........    4.6     35,544
Payable for securities purchased............   (6.3)   (48,429)
Payable for Fund shares redeemed............   (0.2)    (1,730)
Other liabilities...........................   (0.0)      (144)
                                              -----   --------
Net assets..................................  100.0%  $768,815
                                              =====   ========

                                                               MARKET
                                                              VALUE #
                                                              --------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 1,200,000 shares
  authorized; 65,047 shares outstanding.....................  $     65
Paid in capital.............................................   740,195
Accumulated net investment income...........................    34,310
Accumulated net realized gain on investments................        40
Unrealized depreciation on investments......................    (5,795)
                                                              --------
Net assets..................................................  $768,815
                                                              ========

Class IA
  Net asset value per share ($587,833 / 49,643
    shares outstanding) (900,000 shares
    authorized)...................................  $11.84
                                                    ======
Class IB
  Net asset value per share ($180,982 / 15,404
    shares outstanding) (300,000 shares
    authorized)...................................  $11.75
                                                    ======

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $46,652 or 6.1% of net assets (See Note 2(m)).

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL COMPANY HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 97.7%
            APPAREL & TEXTILE -- 0.9%
     389    K-Swiss, Inc. ....................................  $    9,353
            BANKS -- 1.6%
     349    Amcore Financial, Inc. ...........................       9,439
     455    First Niagara Financial Group, Inc. ..............       6,786
                                                                ----------
                                                                    16,225
                                                                ----------
            BUSINESS SERVICES -- 5.3%
  *1,131    DiamondCluster International, Inc. ...............      11,533
     315    Gevity HR, Inc. ..................................       6,999
   *+367    LECG Corp. .......................................       8,398
    *771    MPS Group, Inc. ..................................       7,212
    *573    Navigant Consulting, Inc. ........................      10,797
    *574    Overland Storage, Inc. ...........................      10,783
                                                                ----------
                                                                    55,722
                                                                ----------
            COMMUNICATIONS -- 8.7%
  *2,105    American Tower Corp., Class A.....................      22,780
  *2,180    Crown Castle International Corp. .................      24,047
    *450    Plantronics, Inc. ................................      14,696
    *404    Polycom, Inc. ....................................       7,890
 *+6,825    Sirius Satellite Radio, Inc. .....................      21,567
                                                                ----------
                                                                    90,980
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 2.4%
    *566    Insight Enterprises, Inc. ........................      10,648
    *863    Scientific Games Corp., Class A...................      14,684
                                                                ----------
                                                                    25,332
                                                                ----------
            CONSTRUCTION -- 2.8%
     282    MDC Holdings, Inc. ...............................      18,171
    *323    Washington Group International, Inc. .............      10,983
                                                                ----------
                                                                    29,154
                                                                ----------
            CONSUMER DURABLES -- 0.9%
    *509    Genesis Microchip, Inc. ..........................       9,191
                                                                ----------
            DRUGS -- 4.8%
    *607    Abgenix, Inc. ....................................       7,562
    *995    Alkermes, Inc. ...................................      13,432
    *408    AtheroGenics, Inc. ...............................       6,101
    *438    Medicines Co. (The)...............................      12,898
   *+334    NPS Pharmaceuticals, Inc. ........................      10,276
                                                                ----------
                                                                    50,269
                                                                ----------
            EDUCATION -- 1.5%
    *221    University of Phoenix Online......................      15,247
                                                                ----------
            ELECTRICAL EQUIPMENT -- 1.5%
  -5,734    Techtronic Industries Co. ........................      15,995
                                                                ----------
            ELECTRONICS -- 13.4%
    *772    ASE Test Ltd. ....................................      11,555
  *1,005    Aeroflex, Inc. ...................................      11,752
    *359    Artisan Components, Inc. .........................       7,361
  *1,397    ChipPAC, Inc. ....................................      10,605
   *+447    FuelCell Energy, Inc. ............................       5,805
  *1,525    MEMC Electronic Materials, Inc. ..................      14,668

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            ELECTRONICS -- (CONTINUED)
    *341    Microsemi Corp. ..................................  $    8,372
    *265    Moog, Inc. .......................................      13,096
  *2,413    ON Semiconductor Corp. ...........................      15,565
    *396    Pericom Semiconductor Corp. ......................       4,217
    *788    Pixelworks, Inc. .................................       8,700
    *695    Quantum Fuel Systems Technologies Worldwide,
              Inc. ...........................................       5,591
    *325    Semtech Corp. ....................................       7,392
    *345    Wilson Greatbatch Technologies, Inc. .............      14,584
                                                                ----------
                                                                   139,263
                                                                ----------
            ENERGY & SERVICES -- 5.0%
     550    Arch Coal, Inc. ..................................      17,134
     329    Cabot Oil & Gas Corp. ............................       9,651
     278    Patina Oil & Gas Corp. ...........................      13,596
     *78    Universal Tech....................................       2,331
    *494    Whiting Petroleum Corp. ..........................       9,092
                                                                ----------
                                                                    51,804
                                                                ----------
            FINANCIAL SERVICES -- 1.3%
    *188    Affiliated Managers Group, Inc. ..................      13,068
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 0.7%
    *401    Peet's Coffee & Tea, Inc. ........................       6,983
                                                                ----------
            FOREST & PAPER PRODUCTS -- 1.1%
  *1,252    SunOpta, Inc. ....................................      11,557
                                                                ----------
            HEALTH SERVICES -- 4.3%
    *218    AmSurg Corp. .....................................       8,264
  *2,245    Beverly Enterprises, Inc. ........................      19,289
    *298    Genesis Healthcare Corp. .........................       6,784
    *345    Odyssey HealthCare, Inc. .........................      10,109
                                                                ----------
                                                                    44,446
                                                                ----------
            HOTELS & GAMING -- 1.0%
   *+362    Wynn Resorts Ltd. ................................      10,134
                                                                ----------
            INSURANCE -- 5.7%
    *330    Arch Capital Group Ltd. ..........................      13,164
    *979    HealthExtras, Inc. ...............................      13,122
     343    Platinum Underwriters Holdings Ltd. ..............      10,286
    *281    ProAssurance Corp. ...............................       9,048
   *1090    USI Holdings Corp. ...............................      14,219
                                                                ----------
                                                                    59,839
                                                                ----------
            MACHINERY -- 1.1%
    *675    Asyst Technologies, Inc. .........................      11,712
                                                                ----------
            MEDIA & ENTERTAINMENT -- 3.7%
    *610    Cumulus Media, Inc. ..............................      13,416
  *1,169    Hollywood Entertainment Corp. ....................      16,075
    *358    Lin TV Corp. .....................................       9,227
                                                                ----------
                                                                    38,718
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.8%
    *411    Abaxis, Inc. .....................................       7,441
    *552    Merit Medical Systems, Inc. ......................      12,280
    *293    Orthofix International N.V. ......................      14,357

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS &
            SUPPLIES -- (CONTINUED)
   *+207    Respironics, Inc. ................................  $    9,320
    *193    Zoll Medical Corp. ...............................       6,831
                                                                ----------
                                                                    50,229
                                                                ----------

            RESEARCH & TESTING FACILITIES -- 2.0%
   *+245    CV Therapeutics, Inc. ............................       3,588
    *412    Ciphergen Biosystems, Inc. .......................       4,630
    *629    Exelixis, Inc. ...................................       4,453
    *269    Kosan Biosciences, Inc. ..........................       2,655
    *226    Telik, Inc. ......................................       5,191
                                                                ----------
                                                                    20,517
                                                                ----------
            RETAIL -- 4.2%
    *422    AC Moore Arts & Crafts, Inc. .....................       8,124
    *209    Dick's Sporting Goods, Inc. ......................      10,178
     266    Fred's, Inc. .....................................       8,249
    *318    Rare Hospitality International, Inc. .............       7,767
   *+304    Sharper Image Corp. ..............................       9,939
                                                                ----------
                                                                    44,257
                                                                ----------
            SOFTWARE & SERVICES -- 10.9%
    *726    Agile Software Corp. .............................       7,187
    *902    BISYS Group, Inc. (The)...........................      13,416
    *237    Cognos, Inc. .....................................       7,263
    *605    Embarcadero Technologies, Inc. ...................       9,654
    *696    Networks Associates, Inc. ........................      10,475
  *1,186    Red Hat, Inc. ....................................      22,263
    *315    Safenet, Inc. ....................................       9,703
  *1,798    Sapient Corp. ....................................      10,067
    *794    SkillSoft PLC, ADR................................       6,871
  *1,186    Tumbleweed Communications Corp. ..................       9,938
    *766    webMethods, Inc. .................................       7,007
                                                                ----------
                                                                   113,844
                                                                ----------
            TRANSPORTATION -- 8.1%
 *+1,093    AMR Corp. ........................................      14,156
     310    Arkansas Best Corp. ..............................       9,724
    *421    Forward Air Corp. ................................      11,575
    *344    OMI Corp. ........................................       3,074
    *308    Old Dominion Freight Line.........................      10,486
    *325    Quality Distribution, Inc. .......................       6,354
    *422    Sirva, Inc. ......................................       8,243
   *+552    Yellow Roadway Corp. .............................      19,970
                                                                ----------
                                                                    83,582
                                                                ----------
            Total common stocks...............................  $1,017,421
                                                                ==========
SHORT-TERM SECURITIES -- 11.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 7.3%
  76,071    Boston Global Investment Trust....................  $   76,071
                                                                ----------
PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE #
---------                                                       ----------
            REPURCHASE AGREEMENTS -- 3.7%
$ 38,584    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................  $   38,584
                                                                ----------
            Total short-term securities.......................  $  114,655
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $847,542)........   97.7%  $1,017,421
Total short-term securities (cost
  $114,655)................................   11.0      114,655
                                             -----   ----------
Total investment in securities (total cost
  $962,197) -- including $73,502 of
  securities loaned (See Note 2(i))........  108.7    1,132,076
Cash, receivables and other assets.........    0.9        8,885
Payable for securities purchased...........   (0.6)      (5,793)
Payable for Fund shares redeemed...........   (1.7)     (17,300)
Securities lending collateral payable to
  brokers (See Note 2(i))..................   (7.3)     (76,071)
Other liabilities..........................   (0.0)         (58)
                                             -----   ----------
Net assets.................................  100.0%  $1,041,739
                                             =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  1,500,000 shares authorized; 72,036 shares
  outstanding.....................................  $       72
Paid in capital...................................   1,145,393
Accumulated net investment loss...................          (1)
Accumulated net realized loss on investments......    (273,604)
Unrealized appreciation on investments............     169,879
                                                    ----------
Net assets........................................  $1,041,739
                                                    ==========

Class IA
  Net asset value per share ($851,283 / 58,765 shares
    outstanding) (1,125,000 shares authorized)........  $14.49
                                                        ======
Class IB
  Net asset value per share ($190,456 / 13,272 shares
    outstanding) (375,000 shares authorized)..........  $14.35
                                                        ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 5.8% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $15,995, which represents 1.5% of total net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 96.8%
            APPAREL & TEXTILE -- 1.0%
     110    Albany International Corp. .......................  $  1,848
    *115    Steven Madden Ltd. ...............................     2,344
                                                                --------
                                                                   4,192
                                                                --------
            BANKS -- 4.4%
    +177    American Capital Strategies Ltd. .................     5,262
      80    Downey Financial Corp. ...........................     1,972
      76    First Bancorp Puerto Rico.........................     1,487
      74    Hancock Holding Co. ..............................     1,997
      98    Hanmi Financial Corp. ............................       959
     176    Indymac Bancorp, Inc. ............................     2,607
     156    Irwin Financial Corp. ............................     2,437
      10    Old Second Bancorp, Inc. .........................       243
      46    Peoples Bancorp, Inc. ............................       686
      54    State Financial Services Corp. ...................       722
                                                                --------
                                                                  18,372
                                                                --------
            BUSINESS SERVICES -- 6.3%
     230    Advo, Inc. .......................................     3,654
     *69    Maximus, Inc. ....................................     2,680
     *26    PDI, Inc. ........................................       684
    *167    PRG-Schultz International, Inc. ..................       818
   *+234    Pegasystems, Inc. ................................     2,017
    *236    Per-Se Technologies, Inc. ........................     3,603
     *39    Resources Connection, Inc. .......................     1,068
    *184    Right Management Consultants......................     3,424
    *660    UnitedGlobalCom, Inc., Class A....................     5,593
    *119    Watson Wyatt & Co. Holdings.......................     2,871
                                                                --------
                                                                  26,412
                                                                --------
            CHEMICALS -- 0.8%
      54    Minerals Technologies, Inc. ......................     1,588
     162    Sensient Technologies Corp. ......................     1,597
                                                                --------
                                                                   3,185
                                                                --------
            COMMUNICATIONS -- 8.2%
     *68    Advanced Fibre Communications, Inc. ..............     1,368
    *113    Boston Communications Group.......................     1,050
    *289    Checkpoint Systems, Inc. .........................     5,471
     *40    Comtech Telecommunications........................     1,140
    *800    Digital Generation Systems........................     1,792
    *302    General Communication.............................     2,629
    *417    McDATA Corp., Class A.............................     3,969
    *474    PTEK Holdings, Inc. ..............................     4,176
     *53    Plantronics, Inc. ................................     1,724
    *369    Primus Telecommunications Group, Inc. ............     3,760
   *+358    Talk America Holdings, Inc. ......................     4,118
    *217    Tekelec...........................................     3,368
                                                                --------
                                                                  34,565
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 2.8%
     136    Black Box Corp. ..................................     3,147
     *70    Emulex Corp. .....................................     1,854
    *449    Rainbow Technologies, Inc. .......................     5,059
    *100    Sierra Wireless, Inc. ............................     1,538
                                                                --------
                                                                  11,598
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            CONSTRUCTION -- 1.0%
       4    Granite Construction, Inc. .......................  $     52
    *127    Washington Group International, Inc. .............     4,307
                                                                --------
                                                                   4,359
                                                                --------
            CONSUMER DURABLES -- 0.6%
     *94    Genesis Microchip, Inc. ..........................     1,694
     *34    Select Comfort Corp. .............................       829
                                                                --------
                                                                   2,523
                                                                --------
            CONSUMER NON-DURABLES -- 2.3%
    +148    Callaway Golf Co. ................................     2,489
    +265    Nautilus Group, Inc. .............................     3,727
     424    Nu Skin Enterprises, Inc. ........................     3,626
                                                                --------
                                                                   9,842
                                                                --------
            CONSUMER SERVICES -- 0.5%
   *+109    Coinstar, Inc. ...................................     1,970
                                                                --------
            DRUGS -- 5.6%
    *359    Abgenix, Inc. ....................................     4,471
     158    Alpharma, Inc., Class A...........................     1,592
     192    Diagnostic Products Corp. ........................     4,417
    *127    Kos Pharmaceuticals, Inc. ........................     5,483
    *112    NPS Pharmaceuticals, Inc. ........................     3,434
     328    Perrigo Co. ......................................     2,584
    *142    Vertex Pharmaceuticals, Inc. .....................     1,454
                                                                --------
                                                                  23,435
                                                                --------
            EDUCATION -- 0.8%
     *68    ITT Educational Services, Inc. ...................     3,185
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.5%
    *153    Flir Systems, Inc. ...............................     5,566
      88    MTS Systems Corp. ................................       846
                                                                --------
                                                                   6,412
                                                                --------
            ELECTRONICS -- 7.5%
      60    Ametek, Inc. .....................................     1,467
     *68    Benchmark Electronics, Inc. ......................     2,350
     102    CTS Corp. ........................................       591
   *+131    Conexant Systems, Inc. ...........................       651
     *38    Dupont Photomasks, Inc. ..........................       908
    *166    ESS Technology....................................     2,817
     *97    Exar Corp. .......................................     1,652
     *65    Fairchild Semiconductor International Corp., Class
              A...............................................     1,621
    *127    Hutchinson Technology, Inc. ......................     3,898
     236    Methode Electronics, Inc. ........................     1,448
     *50    Moog, Inc. .......................................     2,465
    *438    ON Semiconductor Corp. ...........................     2,824
    *177    Photronics, Inc. .................................     3,532
    *441    RF Micro Devices, Inc. ...........................     4,427
     *25    Silicon Laboratories, Inc. .......................     1,076
                                                                --------
                                                                  31,727
                                                                --------
            ENERGY & SERVICES -- 2.7%
     210    Cabot Oil & Gas Corp. ............................     3,067
     464    Chesapeake Energy Corp. ..........................     3,151

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            ENERGY & SERVICES -- (CONTINUED)
     *75    Forest Oil Corp. .................................  $  2,128
     126    Patina Oil & Gas Corp. ...........................     3,077
                                                                --------
                                                                  11,423
                                                                --------
            FINANCIAL SERVICES -- 1.1%
     *69    Affiliated Managers Group, Inc. ..................     4,795
                                                                --------
            FOREST & PAPER PRODUCTS -- 1.8%
     132    Glatfelter........................................       822
     720    Longview Fibre Co. ...............................     4,446
      70    Schweitzer-Mauduit International, Inc. ...........     1,036
     168    Wausau-Mosinee Paper Corp. .......................     1,136
                                                                --------
                                                                   7,440
                                                                --------
            HEALTH SERVICES -- 0.7%
     *65    Apria Healthcare Group, Inc. .....................     1,836
     *34    LifePoint Hospitals, Inc. ........................     1,007
                                                                --------
                                                                   2,843
                                                                --------
            HOTELS & GAMING -- 0.6%
    *103    Aztar Corp. ......................................     2,324
                                                                --------
            INSURANCE -- 5.3%
     *80    American Medical Security Group, Inc. ............     1,794
     *61    Amerigroup Corp. .................................     2,597
    *124    Clark, Inc. ......................................     2,378
      86    Landamerica Financial Group, Inc. ................     2,226
     256    Reinsurance Group of America, Inc. ...............     4,928
     808    Scottish Annuity & Life Holdings Ltd. ............     8,401
                                                                --------
                                                                  22,324
                                                                --------
            MACHINERY -- 1.2%
     192    Graco, Inc. ......................................     3,838
      70    York International Corp. .........................     1,295
                                                                --------
                                                                   5,133
                                                                --------
            MEDIA & ENTERTAINMENT -- 1.2%
     *53    Argosy Gaming Co. ................................     1,377
     *30    Beasley Broadcast Group, Inc., ADR................       498
    *219    Hollywood Entertainment Corp. ....................     3,007
                                                                --------
                                                                   4,882
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 7.1%
    *108    Advanced Medical Optics, Inc. ....................     2,124
     *80    Armor Holdings, Inc. .............................     2,113
    *372    Cytyc Corp. ......................................     5,124
     *48    Haemonetics Corp. ................................     1,142
      64    Invacare Corp. ...................................     1,288
    *115    Invision Technologies, Inc. ......................     3,874
      80    Owens & Minor, Inc. ..............................       876
     442    PolyMedica Corp. .................................     5,815
    *120    Respironics, Inc. ................................     5,420
     *17    Ventana Medical Systems...........................       650
     *63    Viasys Healthcare, Inc. ..........................     1,288
                                                                --------
                                                                  29,714
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            METALS, MINERALS & MINING -- 1.3%
     248    Precision Castparts Corp. ........................  $  5,617
                                                                --------
            REAL ESTATE INVESTMENT TRUST -- 0.6%
     122    American Home Mortgage Investment Corp. ..........     1,378
      50    PS Business Parks, Inc. ..........................     1,040
                                                                --------
                                                                   2,418
                                                                --------
            RESEARCH & TESTING FACILITIES -- 7.3%
     *38    Advisory Board Co. (The)..........................     1,341
    *248    Applera Corp. -- Celera Genomics Group............     3,451
   *+253    CV Therapeutics, Inc. ............................     3,715
    *313    Ciphergen Biosystems, Inc. .......................     3,519
    *278    Exelixis, Inc. ...................................     1,970
    *489    Gene Logic, Inc. .................................     2,538
    *550    Incyte Genomics, Inc. ............................     3,763
    *175    Kosan Biosciences, Inc. ..........................     1,726
    *136    Pharmacopeia, Inc. ...............................     1,930
    *243    Regeneron Pharmaceuticals, Inc. ..................     3,570
   *+162    Trimeris, Inc. ...................................     3,399
                                                                --------
                                                                  30,922
                                                                --------
            RETAIL -- 5.9%
     *48    AFC Enterprises...................................       934
     176    Action Performance Cos., Inc. ....................     1,715
    *138    Aeropostale, Inc. ................................     3,770
     *43    Bebe Stores, Inc. ................................     1,115
     *51    CEC Entertaining, Inc. ...........................     2,412
     *69    GameStop Corp. ...................................     1,062
     *55    Guitar Center, Inc. ..............................     1,792
    *122    Hot Topic, Inc. ..................................     3,602
     *61    PETCO Animal Supplies, Inc. ......................     1,857
    *309    Pacific Sunwear of California, Inc. ..............     6,521
                                                                --------
                                                                  24,780
                                                                --------
            SOFTWARE & SERVICES -- 16.6%
    *271    Activision, Inc. .................................     4,924
    *320    Actuate Corp. ....................................       995
    *149    Acxiom Corp. .....................................     2,767
    *100    Aladdin Knowledge Systems.........................       893
     *65    Anteon International Corp. .......................     2,325
     *30    Bankrate, Inc. ...................................       375
     *35    CACI International, Inc. .........................     1,682
    *166    CSG Systems International, Inc. ..................     2,071
    *150    CyberGuard Corp. .................................     1,311
    *342    Dendrite International, Inc. .....................     5,365
    *173    Digital Insight Corp. ............................     4,308
    *156    Electronics for Imaging, Inc. ....................     4,057
     *68    Filenet Corp. ....................................     1,850
    *+40    FindWhat.com......................................       750
    *389    Gartner Group, Inc., Class A......................     4,400
    *212    Hypercom Corp. ...................................     1,008
   *+117    Hyperion Solutions Corp. .........................     3,529
   *2192    i2 Technologies, Inc. ............................     3,638
    *120    Kronos, Inc. .....................................     4,747
    *794    LookSmart Ltd. ...................................     1,231
     *72    Manhattan Associates, Inc. .......................     1,979
     *65    Mentor Graphics Corp. ............................       942
    *362    Radiant Systems, Inc. ............................     3,041

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- (CONTINUED)
    *101    Transaction Systems Architects, Inc. .............  $  2,288
    *560    Trizetto Group....................................     3,609
    *135    VitalWorks, Inc. .................................       597
    *289    WebEx Communications, Inc. .......................     5,813
                                                                --------
                                                                  70,495
                                                                --------
            UTILITIES -- 0.1%
      40    Cleco Corp. ......................................       719
                                                                --------
            Total common stocks...............................  $407,606
                                                                ========
SHORT-TERM SECURITIES -- 17.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 5.7%
  12,088    Evergreen Institutional Money Market Fund.........  $ 12,088
  11,977    Evergreen Prime Cash Management Money Market
              Fund............................................    11,977
                                                                --------
                                                                  24,065
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENTS -- 11.0%
 $46,355    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................    46,355
                                                                --------
   1,000    U.S. TREASURY BILLS -- 0.3% 0.885% due 01/08/04...     1,000
                                                                --------
            Total short-term securities.......................  $ 71,420
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $353,894).........   96.8%  $407,606
Total short-term securities (cost
  $71,420)..................................   17.0     71,420
                                              -----   --------
Total investment in securities (total cost
  $425,314) -- including $24,218 of
  securities loaned (See Note 2(i)).........  113.8    479,026
Cash, receivables and other
  assets -- including $1,650 of cash held as
  collateral on Loaned Securities (See Note
  2(i)).....................................    0.6      2,712
Payable for securities purchased............   (4.0)   (17,223)
Payable for Fund shares redeemed............   (4.2)   (17,577)
Securities lending collateral payable to
  brokers (See Note 2(i))...................   (6.1)   (25,715)
Other liabilities...........................   (0.1)      (251)
                                              -----   --------
Net assets..................................  100.0%  $420,972
                                              =====   ========

                                                       MARKET
                                                      VALUE #
                                                      --------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 700,000
  shares authorized; 23,983 shares outstanding......  $     24
Paid in capital.....................................   446,792
Accumulated net investment loss.....................        (1)
Accumulated net realized loss on investments........   (79,802)
Unrealized appreciation on investments..............    53,712
Unrealized appreciation on futures contracts ++.....       247
                                                      --------
Net assets..........................................  $420,972
                                                      ========

Class IA
  Net asset value per share ($346,380 / 19,734 shares
    outstanding) (500,000 shares authorized)..........  $17.55
                                                        ======
Class IB
  Net asset value per share ($74,592 / 4,249 shares
    outstanding) (200,000 shares authorized)..........  $17.55
                                                        ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 0.6% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

   ++  The Fund had 67 Russell 2000 March 2003 Futures contracts open as of
       December 31, 2003. These contracts had a value of $18,666 as of December
       31, 2003 and were collateralized by various U.S. Treasury Bills with a market value of $1,000.

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- 99.6%
            BANKS -- 13.0%
   1,614    American Express Co. .............................  $    77,838
   2,471    Bank One Corp. ...................................      112,662
   1,610    Bank of America Corp. ............................      129,516
   4,932    Citigroup, Inc. ..................................      239,404
     737    Federal National Mortgage Association.............       55,289
    +911    HSBC Holdings PLC, ADR............................       71,788
   1,117    KeyCorp. .........................................       32,756
   1,255    State Street Corp. ...............................       65,340
   1,457    U.S. Bancorp......................................       43,378
     516    Wachovia Corp. ...................................       24,054
                                                                -----------
                                                                    852,025
                                                                -----------
            BUSINESS SERVICES -- 1.0%
  *2,503    Accenture Ltd. ...................................       65,871
                                                                -----------
            CHEMICALS -- 1.6%
   1,099    Dow Chemical Co. (The)............................       45,681
   1,362    du Pont (E.I.) de Nemours & Co. ..................       62,493
                                                                -----------
                                                                    108,174
                                                                -----------
            COMMUNICATIONS -- 0.7%
   3,433    Motorola, Inc. ...................................       48,295
                                                                -----------
            COMPUTERS & OFFICE EQUIPMENT -- 8.0%
     676    3M Co. ...........................................       57,446
  *5,942    Cisco Systems, Inc. ..............................      144,341
  *3,326    EMC Corp. ........................................       42,965
   5,112    Hewlett-Packard Co. ..............................      117,431
   1,798    International Business Machines Corp. ............      166,648
                                                                -----------
                                                                    528,831
                                                                -----------
            CONSUMER DURABLES -- 0.6%
   1,438    Masco Corp. ......................................       39,427
                                                                -----------
            CONSUMER NON-DURABLES -- 2.9%
     477    Cardinal Health, Inc. ............................       29,198
   2,371    Gillette Co. (The)................................       87,083
     743    Procter & Gamble Co. (The)........................       74,221
                                                                -----------
                                                                    190,502
                                                                -----------
            DRUGS -- 11.4%
   1,902    Abbott Laboratories...............................       88,638
  *1,320    Amgen, Inc. ......................................       81,564
   1,966    Eli Lilly & Co. ..................................      138,269
    *943    Genzyme Corp. ....................................       46,528
     947    Merck & Co., Inc. ................................       43,765
   7,768    Pfizer, Inc. .....................................      274,456
   1,865    Wyeth.............................................       79,173
                                                                -----------
                                                                    752,393
                                                                -----------
            ELECTRONICS -- 7.0%
   7,476    General Electric Co. .............................      231,613
   5,678    Intel Corp. ......................................      182,819
   1,467    Texas Instruments, Inc. ..........................       43,106
                                                                -----------
                                                                    457,538
                                                                -----------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
            ENERGY & SERVICES -- 5.9%
     970    ChevronTexaco Corp. ..............................  $    83,808
   5,384    Exxon Mobil Corp. ................................      220,748
   1,478    Schlumberger Ltd. ................................       80,871
                                                                -----------
                                                                    385,427
                                                                -----------
            FINANCIAL SERVICES -- 3.0%
     695    Franklin Resources, Inc. .........................       36,192
   1,689    Merrill Lynch & Co., Inc. ........................       99,072
   1,114    Morgan Stanley Dean Witter & Co. .................       64,490
                                                                -----------
                                                                    199,754
                                                                -----------
            FOOD, BEVERAGE & TOBACCO -- 4.6%
   2,603    Coca-Cola Co. (The)...............................      132,077
   1,421    General Mills, Inc. ..............................       64,362
   2,344    PepsiCo, Inc. ....................................      109,277
                                                                -----------
                                                                    305,716
                                                                -----------
            FOREST & PAPER PRODUCTS -- 1.5%
   1,575    International Paper Co. ..........................       67,877
     499    Weyerhaeuser Co. .................................       31,923
                                                                -----------
                                                                     99,800
                                                                -----------
            HEALTH SERVICES -- 0.6%
     891    HCA, Inc. ........................................       38,290
                                                                -----------
            HOTELS & GAMING -- 0.3%
     455    Marriott International, Inc., Class A.............       20,998
                                                                -----------
            INSURANCE -- 4.7%
   2,726    American International Group, Inc. ...............      180,699
   1,646    Marsh & McLennan Cos., Inc. ......................       78,803
   3,059    Travelers Property Casualty Corp. -- Class B......       51,913
                                                                -----------
                                                                    311,415
                                                                -----------
            MACHINERY -- 1.9%
  *1,572    Applied Materials, Inc. ..........................       35,289
   1,090    Caterpillar, Inc. ................................       90,475
                                                                -----------
                                                                    125,764
                                                                -----------
            MEDIA & ENTERTAINMENT -- 7.2%
  *2,310    Comcast Corp. ....................................       75,926
  +5,997    Liberty Media Corp., Class A......................       71,307
 *10,434    Time Warner, Inc. ................................      187,711
   2,026    Viacom, Inc., Class B.............................       89,901
  +1,994    Walt Disney Co. (The).............................       46,529
                                                                -----------
                                                                    471,374
                                                                -----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.8%
   1,067    Johnson & Johnson.................................       55,111
   1,351    Medtronic, Inc. ..................................       65,687
                                                                -----------
                                                                    120,798
                                                                -----------
            METALS, MINERALS & MINING -- 2.1%
   1,457    Alcoa, Inc. ......................................       55,362
     985    Illinois Tool Works, Inc. ........................       82,609
                                                                -----------
                                                                    137,971
                                                                -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- (CONTINUED)
 RETAIL -- 5.5%
  *2,233    Costco Wholesale Corp. ...........................  $    83,030
  +3,672    Gap, Inc. (The)...................................       85,234
   3,460    Home Depot, Inc. (The)............................      122,802
    *308    Kohl's Corp. .....................................       13,828
   1,551    Target Corp. .....................................       59,551
                                                                -----------
                                                                    364,445
                                                                -----------
            RUBBER & PLASTICS PRODUCTS -- 1.2%
   1,110    NIKE, Inc., Class B...............................       75,956
                                                                -----------
            SOFTWARE & SERVICES -- 7.5%
  *1,442    Computer Sciences Corp. ..........................       63,797
   1,519    First Data Corp. .................................       62,432
   9,531    Microsoft Corp. ..................................      262,482
  *3,490    Oracle Corp. .....................................       46,073
   1,455    SAP AG, ADR.......................................       60,453
                                                                -----------
                                                                    495,237
                                                                -----------
            TRANSPORTATION -- 4.8%
     848    CSX Corp. ........................................       30,474
   1,122    FedEx Corp. ......................................       75,755
     938    Lockheed Martin Corp. ............................       48,203
     701    Northrop Grumman Corp. ...........................       67,040
     947    United Technologies Corp. ........................       89,728
                                                                -----------
                                                                    311,200
                                                                -----------
            UTILITIES -- 0.8%
   1,594    Waste Management, Inc. ...........................       47,171
                                                                -----------
            Total common stocks...............................  $ 6,554,372
                                                                ===========
SHORT-TERM SECURITIES -- 0.9%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.5%
  33,265    Boston Global Investment Trust....................  $    33,265
                                                                -----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENTS -- 0.4%
$ 24,812    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................       24,812
                                                                -----------
            Total short-term securities.......................  $    58,077
                                                                ===========

                                                      MARKET
                                                      VALUE #
                                                    -----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $6,005,730).....   99.6%  $ 6,554,372
Total short-term securities (cost
  $58,077)................................    0.9        58,077
                                            -----   -----------
Total investment in securities (total cost
  $6,063,807) -- including $32,628 of
  securities loaned (See Note 2(i)).......  100.5     6,612,449
Cash, receivables and other assets........    0.2         8,928
Payable for Fund shares redeemed..........   (0.2)      (10,130)
Securities lending collateral payable to
  brokers (See Note 2(i)).................   (0.5)      (33,265)
Other liabilities.........................   (0.0)         (328)
                                            -----   -----------
Net assets................................  100.0%  $ 6,577,654
                                            =====   ===========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  4,000,000 shares authorized; 148,275 shares
  outstanding.....................................  $       148
Paid in capital...................................    7,057,787
Accumulated net investment income.................        2,302
Accumulated net realized loss on investments......   (1,031,225)
Unrealized appreciation on investments............      548,642
                                                    -----------
Net assets........................................  $ 6,577,654
                                                    ===========

Class IA
  Net asset value per share ($6,014,675 / 135,564
    shares outstanding) (3,000,000 shares
    authorized).......................................  $44.37
                                                        ======
Class IB
  Net asset value per share ($562,979 / 12,711 shares
    outstanding) (1,000,000 shares authorized)........  $44.29
                                                        ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 2.0% of total net assets as of December 31, 2003.

    # See Note 2 (b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2 (i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE #
---------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONSV -- 1.3%
$  9,000    Federal Home Loan Mortgage Association, Series
              2075, Class PH (Aaa Moodys)
              6.50% due 08/15/28..............................  $  9,534
                                                                --------
            Total collateralized mortgage obligations.........  $  9,534
                                                                ========
CORPORATE NOTESV -- 27.5%
            U.S. GOVERNMENT AGENCIES -- 27.5%
$ 29,600    Federal Home Loan Bank (Aaa Moodys)
              3.00% due 05/28/08..............................  $ 29,141
  29,800    Federal Home Loan Bank (Aaa Moodys)
              3.375% due 07/21/08.............................    29,642
  23,895    Federal Home Loan Bank (Aaa Moodys)
              5.375% due 02/15/06.............................    25,509
  +14000    Federal Home Loan Bank (Aaa Moodys)
              5.80% due 09/02/08..............................    15,417
   8,000    Federal Home Loan Mortgage Association (Aaa
              Moodys)
              3.00% due 12/15/06..............................     7,981
  22,100    Federal Home Loan Mortgage Association (Aaa
              Moodys)
              3.125% due 08/25/06.............................    22,348
  20,000    Federal Home Loan Mortgage Association (Aaa
              Moodys)
              4.50% due 07/23/07..............................    20,315
  30,000    Federal Home Loan Mortgage Association (Aaa
              Moodys)
              5.25% due 01/15/06..............................    31,912
  12,000    Federal National Mortgage Association (Aaa Moodys)
              3.75% due 09/15/08..............................    11,992
  11,750    Tennessee Valley Authority (Aaa Moodys)
              5.375% due 11/13/08.............................    12,673
                                                                --------
                                                                 206,930
                                                                --------
            Total corporate notes.............................  $206,930
                                                                ========
U.S. TREASURIES & FEDERAL AGENCIES -- 69.1%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 7.1%
$ 30,678    5.50% due 06/01/33................................  $ 31,065
   7,971    6.00% due 10/01/21 -- 04/01/33....................     8,263
  13,396    6.50% due 04/01/28 -- 09/01/32....................    14,033
      99    7.00% due 09/01/29 -- 02/01/31....................       105
                                                                --------
                                                                  53,466
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE #
---------                                                       --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 26.4%
$ 15,600    5.00% due 01/01/34................................  $ 15,434
 140,729    5.50% due 08/01/15 -- 10/01/33....................   143,677
   1,600    5.89% due 12/01/08................................     1,736
   6,576    5.95% due 01/01/09................................     7,152
   1,009    6.00% due 09/01/13 -- 07/01/14....................     1,061
     941    6.01% due 02/01/09................................     1,022
   1,798    6.20% due 01/01/06................................     1,892
     721    6.36% due 04/01/08................................       789
  21,629    6.50% due 05/01/13 -- 10/01/32....................    22,643
   2,410    6.52% due 01/01/08................................     2,651
     270    7.50% due 06/01/23................................       290
      27    8.50% due 04/01/17................................        30
      15    9.00% due 08/01/20 -- 09/01/21....................        17
      94    9.75% due 07/01/20................................       104
                                                                --------
                                                                 198,498
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 8.9%
  45,588    6.00% due 01/15/33 -- 09/20/33....................    47,367
  10,384    6.50% due 11/15/31 -- 08/15/32....................    10,948
   7,768    7.00% due 06/20/30 -- 09/15/32....................     8,277
     505    7.50% due 07/15/27................................       543
      31    9.50% due 05/15/20 -- 12/15/20....................        35
                                                                --------
                                                                  67,170
                                                                --------
            U.S. INFLATION-INDEXED SECURITIES -- 3.3%
  22,634    3.00% due 07/15/12................................    24,675
                                                                --------
            U.S. TREASURY BONDS -- 0.3%
   2,000    10.375% due 11/15/12..............................     2,552
                                                                --------
            U.S. TREASURY NOTES -- 23.1%
  +5,800    1.625% due 10/31/05...............................     5,791
 +15,000    2.00% due 05/15/06................................    15,001
  +5,000    2.625% due 05/15/08...............................     4,925
 +60,000    2.625% due 11/15/06...............................    60,530
  +8,000    3.125% due 10/15/08...............................     7,985
  +5,000    3.25% due 08/15/07................................     5,100
 +42,650    3.50% due 11/15/06................................    44,084
  12,000    4.25% due 11/15/13................................    11,987
 +16,690    6.00% due 08/15/09................................    18,905
                                                                --------
                                                                 174,308
                                                                --------
            Total U.S. treasuries & federal agencies..........  $520,669
                                                                ========
 SHARES
---------
SHORT-TERM SECURITIES -- 24.4%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 21.0%
 158,397    Boston Global Investment Trust....................  $158,397
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE #
---------                                                       --------
            REPURCHASE AGREEMENTS -- 3.4%
$ 25,563    Joint Repurchase Agreement (See Note 2(d)) 0.84%
              due 01/02/04....................................  $ 25,563
                                                                --------
            Total short-term securities.......................  $183,960
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations (cost
  $9,404).........................................    1.3%  $   9,534
Total corporate notes (cost $205,019).............   27.5     206,930
Total U.S. treasuries & federal agencies (cost
  $517,559).......................................   69.1     520,669
Total short-term securities (cost $183,960).......   24.4     183,960
                                                    -----   ---------
Total investment in securities (total cost
  $915,942) -- including $155,229 of securities
  loaned (See Note 2(i))..........................  122.3     921,093
Cash, receivables and other assets................    0.9       6,463
Payable for securities purchased..................   (2.0)    (15,394)
Payable for Fund shares redeemed..................   (0.2)       (463)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (21.0)   (158,397)
Other liabilities.................................   (0.0)        (36)
                                                    -----   ---------
Net assets........................................  100.0%  $ 753,266
                                                    =====   =========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 700,000 shares
  authorized; 65,979 shares outstanding.....................  $     66
Paid in capital.............................................   727,184
Accumulated net investment income...........................    26,837
Accumulated net realized loss on investments................    (5,972)
Unrealized appreciation on investments......................     5,151
                                                              --------
Net assets..................................................  $753,266
                                                              ========

Class IA
  Net asset value per share ($514,243 / 44,992
    shares outstanding) (500,000 shares
    authorized)...................................  $11.43
                                                    ======
Class IB
  Net asset value per share ($239,023 / 20,987
    shares outstanding) (200,000 shares
    authorized)...................................  $11.39
                                                    ======

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i))

    V  The bond ratings are unaudited

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 99.1%
            BANKS -- 16.1%
     64     Bank One Corp. ...................................  $  2,922
    108     Bank of America Corp. ............................     8,678
    246     Citigroup, Inc. ..................................    11,921
     37     Federal National Mortgage Association.............     2,740
    149     National City Corp. ..............................     5,050
     38     PNC Financial Services Group......................     2,074
     94     Washington Mutual, Inc. ..........................     3,779
     67     Wells Fargo Co. ..................................     3,957
                                                                --------
                                                                  41,121
                                                                --------
            CHEMICALS -- 2.2%
    122     du Pont (E.I.) de Nemours & Co. ..................     5,576
                                                                --------
            COMMUNICATIONS -- 5.7%
    180     BellSouth Corp. ..................................     5,094
    223     Nokia Corp., ADR..................................     3,791
    115     SBC Communications, Inc. .........................     3,008
     73     Verizon Communications, Inc. .....................     2,561
                                                                --------
                                                                  14,454
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 4.2%
    202     Hewlett-Packard Co. ..............................     4,636
     65     International Business Machines Corp. ............     6,043
                                                                --------
                                                                  10,679
                                                                --------
            CONSUMER NON-DURABLES -- 2.1%
    199     Tyco International Ltd. ..........................     5,268
                                                                --------
            DRUGS -- 3.1%
    227     Pfizer, Inc. .....................................     8,020
                                                                --------
            ELECTRICAL EQUIPMENT -- 2.6%
     62     Rockwell Automation, Inc. ........................     2,189
   *173     Teradyne, Inc. ...................................     4,405
                                                                --------
                                                                   6,594
                                                                --------
            ELECTRONICS -- 2.4%
     93     Emerson Electric Co. .............................     6,015
                                                                --------
            ENERGY & SERVICES -- 11.9%
     80     ChevronTexaco Corp. ..............................     6,920
     30     Conoco, Inc. .....................................     1,941
    329     Exxon Mobil Corp. ................................    13,477
    108     GlobalSantaFe Corp. ..............................     2,684
   +115     Shell Transport & Trading Co., PLC, ADR...........     5,187
                                                                --------
                                                                  30,209
                                                                --------
            FINANCIAL SERVICES -- 4.1%
     55     Goldman Sachs Group, Inc. (The)...................     5,430
     89     Morgan Stanley Dean Witter & Co. .................     5,139
                                                                --------
                                                                  10,569
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 4.6%
     93     Coca-Cola Enterprises, Inc. ......................     2,023
    109     Kellogg Co. ......................................     4,135
    120     PepsiCo, Inc. ....................................     5,608
                                                                --------
                                                                  11,766
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            FOREST & PAPER PRODUCTS -- 3.2%
     39     Kimberly-Clark Corp. .............................  $  2,322
     91     Weyerhaeuser Co. .................................     5,792
                                                                --------
                                                                   8,114
                                                                --------
            INSURANCE -- 5.5%
     63     Ace Ltd. .........................................     2,618
     43     Chubb Corp. (The).................................     2,908
     28     Marsh & McLennan Cos., Inc. ......................     1,350
    131     St. Paul Cos., Inc. (The).........................     5,198
     32     StanCorp Financial Group, Inc. ...................     2,012
                                                                --------
                                                                  14,086
                                                                --------
            MACHINERY -- 3.7%
   *174     Applied Materials, Inc. ..........................     3,900
     68     Caterpillar, Inc. ................................     5,629
                                                                --------
                                                                   9,529
                                                                --------
            MEDIA & ENTERTAINMENT -- 4.4%
   *158     Comcast Corp. ....................................     4,933
   *345     Time Warner, Inc. ................................     6,210
                                                                --------
                                                                  11,143
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.1%
     51     Bard (C.R.), Inc. ................................     4,160
    130     Baxter International, Inc. .......................     3,958
     48     Beckman Coulter, Inc. ............................     2,430
                                                                --------
                                                                  10,548
                                                                --------
            METALS, MINERALS & MINING -- 4.2%
    191     Alcoa, Inc. ......................................     7,239
     40     Illinois Tool Works, Inc. ........................     3,348
                                                                --------
                                                                  10,587
                                                                --------
            RETAIL -- 4.2%
    *35     AutoNation, Inc. .................................       637
    124     CVS Corp. ........................................     4,482
    152     Dollar General Corp. .............................     3,197
     99     McDonald's Corp. .................................     2,466
                                                                --------
                                                                  10,782
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 1.2%
     44     NIKE, Inc., Class B...............................     2,978
                                                                --------
            TRANSPORTATION -- 3.2%
     82     CSX Corp. ........................................     2,929
     62     General Motors Corp. .............................     3,295
    126     Southwest Airlines Co. ...........................     2,037
                                                                --------
                                                                   8,261
                                                                --------
            UTILITIES -- 6.4%
     46     Dominion Resources, Inc. .........................     2,911
     79     Exelon Corp. .....................................     5,212
     64     National Fuel Gas Co. ............................     1,557
     23     PPL Corp. ........................................       998
     18     Progress Energy, Inc. ............................       801

The accompanying notes are an integral part of this financial statement.

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)
    107     Republic Services, Inc. ..........................  $  2,750
     58     Scana Corp. ......................................     1,987
                                                                --------
                                                                  16,216
                                                                --------
            Total common stocks...............................  $252,515
                                                                ========
SHORT-TERM SECURITIES -- 1.4%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.9%
  2,178     Boston Global Investment Trust....................  $  2,178
                                                                --------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENTS -- 0.5%
 $1,348     Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................     1,348
                                                                --------
            Total short-term securities.......................  $  3,526
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $221,034).........   99.1%  $252,515
Total short-term securities (cost $3,526)...    1.4      3,526
                                              -----   --------
Total investment in securities (total cost
  $224,560) -- including $2,143 of
  securities loaned (See Note 2(i)).........  100.5    256,041
Cash, receivables and other assets..........    0.4      1,060
Security lending collateral payable to
  broker (See Note 2(i))....................   (0.9)    (2,178)
Other liabilities...........................   (0.0)       (13)
                                              -----   --------
Net assets..................................  100.0%  $254,910
                                              =====   ========

                                                       MARKET
                                                      VALUE #
                                                      --------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 26,260 shares outstanding......  $     26
Paid in capital.....................................   233,684
Accumulated net investment income...................       731
Accumulated net realized loss on investments........   (11,012)
Unrealized appreciation on investments..............    31,481
                                                      --------
Net assets..........................................  $254,910
                                                      ========

Class IA
  Net asset value per share ($155,085 / 15,958 shares
    outstanding) (600,000 shares authorized)...........  $9.72
                                                         =====
Class IB
  Net asset value per share ($99,825 / 10,302 shares
    outstanding) (200,000 shares authorized)...........  $9.69
                                                         =====

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 3.5% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 98.9%
            BANKS -- 21.4%
     36     Bank of America Corp. ............................  $  2,920
     89     CIT Group, Inc. ..................................     3,192
    156     Citigroup, Inc. ..................................     7,577
     45     Comerica, Inc. ...................................     2,540
     38     Federal Home Loan Mortgage Association............     2,216
    118     Federal National Mortgage Association.............     8,865
     86     Fleet Boston Financial Corp. .....................     3,750
    159     Hibernia Corp., Class A...........................     3,738
     33     National City Corp. ..............................     1,117
     32     UnionBanCal Corp. ................................     1,859
     71     Washington Mutual, Inc. ..........................     2,828
                                                                --------
                                                                  40,602
                                                                --------
            BUSINESS SERVICES -- 1.3%
    *87     BearingPoint, Inc. ...............................       877
   *192     UnitedGlobalCom, Inc., Class A....................     1,626
                                                                --------
                                                                   2,503
                                                                --------
            CHEMICALS -- 1.8%
     11     Avery Dennison Corp. .............................       611
    287     IMC Global, Inc. .................................     2,849
                                                                --------
                                                                   3,460
                                                                --------
            COMMUNICATIONS -- 0.2%
  *+227     McLeodUSA, Inc. ..................................       336
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 0.5%
     10     International Business Machines Corp. ............       955
                                                                --------
            CONSTRUCTION -- 5.4%
      2     Beazer Homes USA, Inc. ...........................       146
     18     MDC Holdings, Inc. ...............................     1,158
 -1,091     Rinker Group Ltd. ................................     5,395
    *26     Toll Brothers, Inc. ..............................     1,038
   *118     WCI Communities, Inc. ............................     2,424
                                                                --------
                                                                  10,161
                                                                --------
            CONSUMER DURABLES -- 1.0%
    *85     Arrow Electronics, Inc. ..........................     1,955
                                                                --------
            CONSUMER NON-DURABLES -- 5.3%
     42     AmerisourceBergen Corp. ..........................     2,375
    288     Tyco International Ltd. ..........................     7,632
                                                                --------
                                                                  10,007
                                                                --------
            DRUGS -- 5.9%
    +76     Aventis S.A., ADR.................................     5,023
     36     Merck & Co., Inc. ................................     1,645
     53     Pfizer, Inc. .....................................     1,889
     60     Wyeth.............................................     2,564
                                                                --------
                                                                  11,121
                                                                --------
            ELECTRICAL EQUIPMENT -- 0.8%
    *58     Teradyne, Inc. ...................................     1,484
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            ELECTRONICS -- 1.6%
    *54     Fairchild Semiconductor International Corp., Class
              A...............................................  $  1,356
    *71     Vishay Intertechnology, Inc. .....................     1,627
                                                                --------
                                                                   2,983
                                                                --------
            ENERGY & SERVICES -- 8.7%
     60     Devon Energy Corp. ...............................     3,441
     32     EnCana Corp. .....................................     1,269
     74     GlobalSantaFe Corp. ..............................     1,835
    -26     IHC Caland N.V. ..................................     1,410
    *46     Noble Corp. ......................................     1,646
     68     Royal Dutch Petroleum Co., N.V., NY Reg Shares....     3,547
     37     TotalFinaElf S.A., ADR............................     3,423
                                                                --------
                                                                  16,571
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 1.8%
     51     Bunge Ltd. .......................................     1,669
    *54     Constellation Brands, Inc. .......................     1,772
                                                                --------
                                                                   3,441
                                                                --------
            FOREST & PAPER PRODUCTS -- 3.0%
     28     Aracruz Celulose S.A., ADR........................       967
    *73     Pactiv Corp. .....................................     1,749
     68     Sappi Ltd., ADR...................................       927
   *113     Smurfit-Stone Container Corp. ....................     2,091
                                                                --------
                                                                   5,734
                                                                --------
            INSURANCE -- 14.1%
     71     Ace Ltd. .........................................     2,920
    *60     Anthem, Inc. .....................................     4,515
    *29     Health Net, Inc. .................................       955
     12     MBIA, Inc. .......................................       729
    *76     Oxford Health Plans, Inc. ........................     3,306
     85     Platinum Underwriters Holdings Ltd. ..............     2,547
     34     Radian Group, Inc. ...............................     1,677
     46     Reinsurance Group of America, Inc. ...............     1,786
    113     RenaissanceRe Holdings Ltd. ......................     5,538
     21     St. Paul Cos., Inc. (The).........................       837
      6     Travelers Property Casualty Corp. -- Class A......       101
    101     Travelers Property Casualty Corp. -- Class B......     1,716
                                                                --------
                                                                  26,627
                                                                --------
            MACHINERY -- 1.5%
   *199     Axcelis Technologies, Inc. .......................     2,036
     21     York International Corp. .........................       754
                                                                --------
                                                                   2,790
                                                                --------
            MEDIA & ENTERTAINMENT -- 6.2%
      7     Blockbuster, Inc., Class A........................       117
    *12     COX Communications, Inc. .........................       400
   *200     Comcast Corp., Special Class A ...................     6,240
   *278     Time Warner, Inc. ................................     5,003
                                                                --------
                                                                  11,760
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
 METALS,
 MINERALS
 &
 MINING -- 1.7%
     51     Alcoa, Inc. ......................................  $  1,927
     39     Engelhard Corp. ..................................     1,153
     *1     International Steel Group, Inc. ..................        51
                                                                --------
                                                                   3,131
                                                                --------

            RETAIL -- 5.9%
    *13     CEC Entertaining, Inc. ...........................       597
    132     Foot Locker, Inc. ................................     3,084
   *154     Kroger Co. (The)..................................     2,856
     78     Ross Stores, Inc. ................................     2,067
    121     TJX Cos., Inc. (The)..............................     2,668
                                                                --------
                                                                  11,272
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 2.8%
   -114     Compagnie Generale des Etablissements Michelin,
              Class B.........................................     5,244
                                                                --------
            SOFTWARE & SERVICES -- 1.5%
     51     Microsoft Corp. ..................................     1,402
    *97     Unisys Corp. .....................................     1,446
                                                                --------
                                                                   2,848
                                                                --------
            TRANSPORTATION -- 3.0%
  *+112     AMR Corp. ........................................     1,447
    334     Bombardier, Inc. .................................     1,415
   *+63     Continental Airlines, Inc., Class B...............     1,017
    *56     ExpressJet Holdings, Inc. ........................       839
    *75     Pinnacle Airlines Corp. ..........................     1,047
                                                                --------
                                                                   5,765
                                                                --------
            UTILITIES -- 3.5%
     21     Dominion Resources, Inc. .........................     1,315
     14     Exelon Corp. .....................................       949
     21     PPL Corp. ........................................       932
     23     Progress Energy, Inc. ............................     1,041
     99     TXU Corp. ........................................     2,358
                                                                --------
                                                                   6,595
                                                                --------
            Total common stocks...............................  $187,345
                                                                ========
SHORT-TERM SECURITIES -- 5.8%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 3.2%
  6,053     Boston Global Investment Trust....................  $  6,053
                                                                --------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENTS -- 2.6%
 $4,985     Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................     4,985
                                                                --------
            Total short-term securities.......................  $ 11,038
                                                                ========

                                                             MARKET
                                                             VALUE
                                                            --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $155,650)...............   98.9%  $187,345
Total short-term securities (cost $11,038)........    5.8     11,038
                                                    -----   --------
Total investment in securities (total cost
  $166,688) -- including $5,817 of securities
  loaned (See Note 2(i))..........................  104.7    198,383
Cash, receivables and other assets................    1.8      3,434
Payable for securities purchased..................   (3.3)    (6,286)
Payable for Fund shares redeemed..................   (0.0)       (16)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (3.2)    (6,053)
Other liabilities.................................   (0.0)       (11)
                                                    -----   --------
Net assets........................................  100.0%  $189,451
                                                    =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 700,000
  shares authorized; 12,369 shares outstanding......  $     12
Paid in capital.....................................   173,737
Accumulated net investment income...................       726
Accumulated net realized loss on investments........   (16,715)
Unrealized appreciation on investments..............    31,695
Unrealized appreciation on forward foreign currency
  contracts (See Note 2(g)) @@@.....................         8
Unrealized depreciation on other assets and
  liabilities in foreign currencies.................       (12)
                                                      --------
Net assets..........................................  $189,451
                                                      ========

Class IA
  Net asset value per share ($156,879 / 10,235
    shares outstanding) (500,000 shares
    authorized)...................................  $15.33
                                                    ======
Class IB
  Net asset value per share ($32,572 / 2,134
    shares outstanding) (200,000 shares
    authorized)...................................  $15.27
                                                    ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 18.0% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $12,049, which represents 6.4% of total net assets.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                                                     APPRECIATION
DESCRIPTION                  MARKET VALUE         CONTRACT         DELIVERY         (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Australian Dollar (Buy)         $ 135              $ 134           1/2/2004              $ 1
Australian Dollar (Buy)           208                207           1/6/2004                1
Australian Dollar (Buy)           641                635           1/5/2004                6
                                                                                         ---
                                                                                         $ 8
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                     HARTFORD
                                                               HARTFORD          HARTFORD            CAPITAL
                                                               ADVISERS            BOND            APPRECIATION
                                                               HLS FUND          HLS FUND            HLS FUND
                                                              ----------         ---------         ------------
INVESTMENT INCOME:
  Dividends.................................................  $  114,696         $    200           $   99,648
  Interest..................................................     165,102          122,023               18,754
  Securities lending........................................       1,013              959                  582
  Miscellaneous.............................................          --               --                   --
  Less: Foreign tax withheld................................        (116)              --               (2,754)
                                                              ----------         --------           ----------
    Total investment income (loss)..........................     280,695          123,182              116,230
                                                              ----------         --------           ----------
EXPENSES:
  Investment advisory fees..................................      45,100            7,690               34,597
  Administrative services fees..............................      20,812            5,802               15,869
  Accounting services.......................................       2,081              580                1,587
  Board of Directors fees...................................         124               35                   92
  Custodian fees, gross.....................................          72               71                1,583
  Distribution Fees -- Class IB.............................       2,320            1,433                2,398
  Other expenses............................................       1,658              480                1,205
                                                              ----------         --------           ----------
    Total expenses (before offsets).........................      72,167           16,091               57,331
                                                              ----------         --------           ----------
  Expenses paid indirectly (See Note 3(d))..................          47               13                   36
  Custodian fees offset (See Note 3(d)).....................           4               29                   20
                                                              ----------         --------           ----------
    Total expenses net......................................      72,116           16,049               57,275
                                                              ----------         --------           ----------
  Net investment income (loss)..............................     208,579          107,133               58,955
                                                              ----------         --------           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................    (442,960)         120,269              316,746
  Net realized gain (loss) on futures contracts.............          --               --                   --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................          --              399                  908
  Net realized gain (loss) on foreign currency
    transactions............................................          24           (3,574)              (3,884)
  Net realized gain (loss) on option contracts..............          --             (901)                  --
  Net unrealized appreciation (depreciation) on
    securities..............................................   2,029,822           (8,107)           2,610,764
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................          --               --                   --
  Net unrealized appreciation (depreciation) on forward
    foreign bonds...........................................          --               --                   --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................          --                4                  183
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          --             (276)                 (22)
  Net unrealized appreciation (depreciation) on option
    contracts...............................................          --               --                   --
                                                              ----------         --------           ----------
  Net realized and unrealized gain (loss) on investments....   1,586,886          107,814            2,924,695
                                                              ----------         --------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $1,795,465         $214,947           $2,983,650
                                                              ==========         ========           ==========

(1) Formerly, Hartford Growth and Income HLS Fund.
(2) Hartford Equity Income HLS Fund's inception date was October 31, 2003.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD       HARTFORD                                 HARTFORD       HARTFORD           HARTFORD
    DISCIPLINED    DIVIDEND AND     HARTFORD      HARTFORD     GLOBAL         GLOBAL             GLOBAL
       EQUITY         GROWTH      EQUITY INCOME     FOCUS     ADVISERS    COMMUNICATIONS   FINANCIAL SERVICES
    HLS FUND(1)      HLS FUND      HLS FUND(2)    HLS FUND    HLS FUND       HLS FUND           HLS FUND
    ------------   ------------   -------------   ---------   ---------   --------------   -------------------
      $ 10,355       $ 83,908         $ 26         $   853     $ 2,615        $  137             $  750
           259          2,185            1              25       3,998            74                 15
             4            358           --              --          74             6                 15
            --             --           --              --          --            --                 --
            --         (1,028)          --              --        (169)           (8)               (39)
      --------       --------         ----         -------     -------        ------             ------
        10,618         85,423           27             878       6,518           209                741
      --------       --------         ----         -------     -------        ------             ------
         3,400         16,673            6             439       1,751           113                185
         1,274          7,434            2             135         619            35                 57
           127            743           --              14          62             3                  6
             7             43           --               1           4            --                 --
            19             21            2               5         132            17                 22
           242          1,417           --              68          67            13                 26
           120            574            1              14          48             7                  9
      --------       --------         ----         -------     -------        ------             ------
         5,189         26,905           11             676       2,683           188                305
      --------       --------         ----         -------     -------        ------             ------
             3             17           --              --           1            --                 --
            --              1           --              --          --            --                 --
      --------       --------         ----         -------     -------        ------             ------
         5,186         26,887           11             676       2,682           188                305
      --------       --------         ----         -------     -------        ------             ------
         5,432         58,536           16             202       3,836            21                436
      --------       --------         ----         -------     -------        ------             ------
       (19,533)       (70,530)           2          (1,681)     42,952         1,895              1,418
         1,960             --           --              --      (2,292)           --                 --
            --             --           --              --      (8,294)           24                 (5)
            --             23           --              --       1,686           (57)                (3)
            --             --           --              --         863            --                 --
       182,629        966,352          553          19,609      23,262         7,065              6,232
         1,747             --           --              --         297            --                 --
            --             --           --              --       1,733            --                 --
            --             --           --              --        (827)           --                  2
            --             --           --              --         687             1                 --
            --             --           --              --         (19)           --                 --
      --------       --------         ----         -------     -------        ------             ------
       166,803        895,845          555          17,928      60,048         8,928              7,644
      --------       --------         ----         -------     -------        ------             ------
      $172,235       $954,381         $571         $18,130     $63,884        $8,949             $8,080
      ========       ========         ====         =======     =======        ======             ======

 HARTFORD HLS MUTUAL FUNDS

 FOR THE YEAR ENDED DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD          HARTFORD           HARTFORD
                                                               GLOBAL            GLOBAL             GLOBAL
                                                               HEALTH            LEADERS          TECHNOLOGY
                                                              HLS FUND          HLS FUND           HLS FUND
                                                              ---------         ---------         ----------
INVESTMENT INCOME:
  Dividends.................................................   $ 2,789          $  9,231           $   327
  Interest..................................................        89               232                71
  Securities lending........................................        79               279                14
  Miscellaneous.............................................        --                --                --
  Less: Foreign tax withheld................................       (85)             (554)              (11)
                                                               -------          --------           -------
    Total investment income (loss)..........................     2,872             9,188               401
                                                               -------          --------           -------
EXPENSES:
  Investment advisory fees..................................     1,775             3,647               735
  Administrative services fees..............................       552             1,378               226
  Accounting services.......................................        55               138                23
  Board of Directors fees...................................         3                 8                 1
  Custodian fees, gross.....................................        22               193                15
  Distribution Fees -- Class IB.............................       177               208                64
  Other expenses............................................        46               131                21
                                                               -------          --------           -------
    Total expenses (before offsets).........................     2,630             5,703             1,085
                                                               -------          --------           -------
  Expenses paid indirectly (See Note 3(d))..................         1                 3                 1
  Custodian fees offset (See Note 3(d)).....................        --                 3                --
                                                               -------          --------           -------
    Total expenses net......................................     2,629             5,697             1,084
                                                               -------          --------           -------
  Net investment income (loss)..............................       243             3,491              (683)
                                                               -------          --------           -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................    15,958           115,915            22,312
  Net realized gain (loss) on futures contracts.............        --                --                --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................      (115)              120                (1)
  Net realized gain (loss) on foreign currency
    transactions............................................        43               134               (11)
  Net realized gain (loss) on option contracts..............        --                --                --
  Net unrealized appreciation (depreciation) on
    securities..............................................    62,703            98,220            29,557
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................        --                --                --
  Net unrealized appreciation (depreciation) on forward
    foreign bonds...........................................        --                --                --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................        19                13                 2
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...       (24)               29                (2)
  Net unrealized appreciation (depreciation) on option
    contracts...............................................        --                --                --
                                                               -------          --------           -------
  Net realized and unrealized gain (loss) on investments....    78,584           214,431            51,857
                                                               -------          --------           -------
  Net increase (decrease) in net assets resulting from
    operations..............................................   $78,827          $217,922           $51,174
                                                               =======          ========           =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  HARTFORD                                     HARTFORD           HARTFORD        HARTFORD
    HARTFORD       GROWTH        HARTFORD    HARTFORD       INTERNATIONAL       INTERNATIONAL   INTERNATIONAL
     GROWTH     OPPORTUNITIES   HIGH YIELD     INDEX     CAPITAL APPRECIATION   OPPORTUNITIES   SMALL COMPANY
    HLS FUND      HLS FUND       HLS FUND    HLS FUND          HLS FUND           HLS FUND        HLS FUND
    ---------   -------------   ----------   ---------   --------------------   -------------   -------------
     $   632      $  2,971       $    134    $ 31,995          $   854            $ 15,570         $   897
          47           453         37,284         884               15                 195              27
          --            92             95          35               59                 477              62
          --            --             --          --               --                  --              97
          (3)          (45)            --          --              (78)             (2,171)            (96)
     -------      --------       --------    --------          -------            --------         -------
         676         3,471         37,513      32,914              850              14,071             987
     -------      --------       --------    --------          -------            --------         -------
         623         3,618          2,628       3,587              446               3,861             248
         199            --            964       3,587              137               1,468              76
          20            --             96         359               14                 147               8
           1             7              5          21                1                   9              --
          19            32             19          41               81                 523             128
         105            63            371         307               78                 111              30
          17            93             79         277               14                 120              10
     -------      --------       --------    --------          -------            --------         -------
         984         3,813          4,162       8,179              771               6,239             500
     -------      --------       --------    --------          -------            --------         -------
          --             3              2           8               --                   3              --
          --            --              6          --               --                   2              --
     -------      --------       --------    --------          -------            --------         -------
         984         3,810          4,154       8,171              771               6,234             500
     -------      --------       --------    --------          -------            --------         -------
        (308)         (339)        33,359      24,743               79               7,837             487
     -------      --------       --------    --------          -------            --------         -------
       9,553        84,869        (15,926)      3,345           16,592              32,879           8,344
          --            --             --       2,949               --                  --              --
          --           (53)             6          --               69                (143)             46
          --            43            293          --             (201)               (631)            107
          --            --             --          --               --                  --              --
      20,336       131,438         76,806     424,703           13,653             186,703           8,965
          --            --             --         609               --                  --              --
          --            --             --          --               --                  --              --
          --            (5)            --          --               13                  45            (262)
          --             7              5          --              (14)               (100)             (7)
          --            --             --          --               --                  --              --
     -------      --------       --------    --------          -------            --------         -------
      29,889       216,299         61,184     431,606           30,112             218,753          17,193
     -------      --------       --------    --------          -------            --------         -------
     $29,581      $215,960       $ 94,543    $456,349          $30,191            $226,590         $17,680
     =======      ========       ========    ========          =======            ========         =======

 HARTFORD HLS MUTUAL FUNDS

 FOR THE YEAR ENDED DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD            HARTFORD             HARTFORD
                                                               MIDCAP           MIDCAP VALUE         MONEY MARKET
                                                              HLS FUND            HLS FUND             HLS FUND
                                                              ---------         ------------         ------------
INVESTMENT INCOME:
  Dividends.................................................  $ 14,703            $  5,796             $    64
  Interest..................................................       225                 224              27,354
  Securities lending........................................       273                 108                  --
  Miscellaneous.............................................        --                  --                  --
  Less: Foreign tax withheld................................       (75)                (56)                 --
                                                              --------            --------             -------
    Total investment income (loss)..........................    15,126               6,072              27,418
                                                              --------            --------             -------
EXPENSES:
  Investment advisory fees..................................     7,887               3,282               5,527
  Administrative services fees..............................     3,300               1,116               4,422
  Accounting services.......................................       330                 112                 442
  Board of Directors fees...................................        19                   6                  28
  Custodian fees, gross.....................................        51                  52                  16
  Distribution Fees -- Class IB.............................       310                 457                 675
  Other expenses............................................       259                  85                 329
                                                              --------            --------             -------
    Total expenses (before offsets).........................    12,156               5,110              11,439
                                                              --------            --------             -------
  Expenses paid indirectly (See Note 3(d))..................         7                   3                  10
  Custodian fees offset (See Note 3(d)).....................         1                  --                  --
                                                              --------            --------             -------
    Total expenses net......................................    12,148               5,107              11,429
                                                              --------            --------             -------
  Net investment income (loss)..............................     2,978                 965              15,989
                                                              --------            --------             -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................    59,372              26,092                  --
  Net realized gain (loss) on futures contracts.............        --                  --                  --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................        48                 101                  --
  Net realized gain (loss) on foreign currency
    transactions............................................        35                (167)                 --
  Net realized gain (loss) on option contracts..............        --                  --                  --
  Net unrealized appreciation (depreciation) on
    securities..............................................   473,725             195,500                  --
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................        --                  --                  --
  Net unrealized appreciation (depreciation) on forward
    foreign bonds...........................................        --                  --                  --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................       (39)                 10                  --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...        41                 (13)                 --
  Net unrealized appreciation (depreciation) on option
    contracts...............................................        --                  --                  --
                                                              --------            --------             -------
  Net realized and unrealized gain (loss) on investments....   533,182             221,523                  --
                                                              --------            --------             -------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $536,160            $222,488             $15,989
                                                              ========            ========             =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     HARTFORD    HARTFORD    HARTFORD                    HARTFORD                     HARTFORD
     MORTGAGE      SMALL     SMALLCAP     HARTFORD    U.S. GOVERNMENT   HARTFORD        VALUE
    SECURITIES    COMPANY     GROWTH       STOCK        SECURITIES        VALUE     OPPORTUNITIES
     HLS FUND    HLS FUND    HLS FUND     HLS FUND       HLS FUND       HLS FUND      HLS FUND
    ----------   ---------   ---------   ----------   ---------------   ---------   -------------
     $     --    $  1,182    $  1,334    $   94,219      $     --        $ 3,847       $ 1,593
       28,453         528         174         1,404        25,961             50            37
           --         355         238            66           159              1            34
           --          --          --            --            --             --            --
           --          --          (1)          (96)           --             (6)          (28)
     --------    --------    --------    ----------      --------        -------       -------
       28,453       2,065       1,745        95,593        26,120          3,892         1,636
     --------    --------    --------    ----------      --------        -------       -------
        2,135       3,949       1,722        14,744         3,685          1,013           836
        1,708       1,505          --        11,445            --            324            --
          171         151          --         1,145            --             32            --
           11           9           3            68            10              2             1
           15          37          16            29             8             12            10
          413         286          79         1,010           492            153            36
          131         118          40           893           133             26            21
     --------    --------    --------    ----------      --------        -------       -------
        4,584       6,055       1,860        29,334         4,328          1,562           904
     --------    --------    --------    ----------      --------        -------       -------
            4           3           1            26             4              1             1
            7          10          --             1            --             --            --
     --------    --------    --------    ----------      --------        -------       -------
        4,573       6,042       1,859        29,307         4,324          1,561           903
     --------    --------    --------    ----------      --------        -------       -------
       23,880      (3,977)       (114)       66,286        21,796          2,331           733
     --------    --------    --------    ----------      --------        -------       -------
       10,521     130,413      11,076      (507,440)        3,901         (1,709)        3,033
           --          --       3,097            --            --             (1)           --
           --          40          --            --            --             --            (1)
           --         (85)         --             7            --             --            (3)
           --          --          --            --            --             --            --
      (16,638)    205,037      99,848     1,817,955       (10,969)        45,211        42,756
           --          --         417            --            --             --            --
           --          --          --            --            --             --            --
           --          --          --            --            --             --             8
           --          (6)         --            --            --             --           (12)
           --          --          --            --            --             --            --
     --------    --------    --------    ----------      --------        -------       -------
       (6,117)    335,399     114,438     1,310,522        (7,068)        43,501        45,781
     --------    --------    --------    ----------      --------        -------       -------
     $ 17,763    $331,422    $114,324    $1,376,808      $ 14,728        $45,832       $46,514
     ========    ========    ========    ==========      ========        =======       =======

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------


                                                              HARTFORD ADVISERS HLS FUND
                                                              ---------------------------
                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002
                                                              ------------   ------------
OPERATIONS:
  Net investment income (loss)..............................  $   208,579    $   253,749
  Net realized gain (loss) on investments...................     (442,936)      (154,706)
  Net unrealized appreciation (depreciation) of
    investments.............................................    2,029,822     (1,855,706)
                                                              -----------    -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    1,795,465     (1,756,663)
                                                              -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (233,680)      (310,849)
    Class IB................................................      (23,061)       (17,707)
  From net realized gain on investments
    Class IA................................................           --             --
    Class IB................................................           --             --
                                                              -----------    -----------
    Total distributions.....................................     (256,741)      (328,556)
                                                              -----------    -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................     (284,304)      (609,326)
    Class IB................................................      446,195        258,251
                                                              -----------    -----------
  Net increase (decrease) from capital share transactions...      161,891       (351,075)
                                                              -----------    -----------
  Net increase (decrease) in net assets.....................    1,700,615     (2,436,294)
NET ASSETS:
  Beginning of period.......................................    9,921,475     12,357,769
                                                              -----------    -----------
  End of period.............................................  $11,622,090    $ 9,921,475
                                                              ===========    ===========
Accumulated undistributed net investment income (loss)......  $   104,776    $   146,740
                                                              ===========    ===========

(a)  Formerly, Hartford Growth and Income HLS Fund.
(b)  Hartford Equity Income HLS Fund's inception date was October 31, 2003.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                                   HARTFORD DIVIDEND
                                       HARTFORD CAPITAL         HARTFORD DISCIPLINED EQUITY           AND GROWTH
      HARTFORD BOND HLS FUND         APPRECIATION HLS FUND              HLS FUND(A)                    HLS FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2003           2002           2003           2002           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
     $  107,133     $  114,109    $    58,955    $    49,150      $  5,432      $   3,235      $   58,536    $    50,483
        116,193         23,979        313,770     (1,321,148)      (17,573)      (112,056)        (70,507)       (24,164)
         (8,379)        71,252      2,610,925       (568,703)      184,376        (47,818)        966,352       (548,276)
     ----------     ----------    -----------    -----------      --------      ---------      ----------    ------------
        214,947        209,340      2,983,650     (1,840,701)      172,235       (156,639)        954,381       (521,957)
     ----------     ----------    -----------    -----------      --------      ---------      ----------    ------------
        (97,398)       (71,918)       (44,255)       (43,001)       (7,093)        (2,112)        (50,473)       (44,489)
        (23,627)        (9,028)        (5,412)        (2,845)       (1,140)          (143)        (10,033)        (4,542)
        (11,273)       (21,013)            --             --            --             --         (19,745)      (156,583)
         (2,800)        (2,682)            --             --            --             --          (3,536)       (11,349)
     ----------     ----------    -----------    -----------      --------      ---------      ----------    ------------
       (135,098)      (104,641)       (49,667)       (45,846)       (8,233)        (2,255)        (83,787)      (216,963)
     ----------     ----------    -----------    -----------      --------      ---------      ----------    ------------
        120,521        505,821        119,749       (712,297)       87,569        188,974         391,568        306,692
        338,611        215,658        609,544        299,875        70,390         27,045         429,740        225,899
     ----------     ----------    -----------    -----------      --------      ---------      ----------    ------------
        459,132        721,479        729,293       (412,422)      157,959        216,019         821,308        532,591
     ----------     ----------    -----------    -----------      --------      ---------      ----------    ------------
        538,981        826,178      3,663,276     (2,298,969)      321,961         57,125       1,691,902       (206,329)
      2,538,130      1,701,952      6,828,872      9,127,841       519,737        462,612       3,138,292      3,344,621
     ----------     ----------    -----------    -----------      --------      ---------      ----------    ------------
     $3,067,111     $2,528,130    $10,492,148    $ 6,828,872      $841,698      $ 519,737      $4,830,194    $ 3,138,292
     ==========     ==========    ===========    ===========      ========      =========      ==========    ============
     $  149,925     $  121,024    $     2,152    $     1,931      $    422      $   3,234      $    1,538    $     3,506
     ==========     ==========    ===========    ===========      ========      =========      ==========    ============

       HARTFORD
        EQUITY
      INCOME HLS
       FUND(B)
     ------------
       FOR THE
      YEAR ENDED
     DECEMBER 31,
         2003
     ------------
       $    16
             2
           553
       -------
           571
       -------
           (13)
            (3)
            --
            --
       -------
           (16)
       -------
         8,033
         1,532
       -------
         9,565
       -------
        10,120
            --
       -------
       $10,120
       =======
       $     1
       =======

 HARTFORD HLS MUTUAL FUNDS

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                         FOCUS                    GLOBAL ADVISERS
                                                                       HLS FUND                      HLS FUND
                                                              ---------------------------   ---------------------------
                                                                FOR THE        FOR THE        FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003           2002
                                                              ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)..............................    $   202        $    165       $  3,836       $  6,377
  Net realized gain (loss) on investments...................     (1,681)         (5,484)        34,915        (34,588)
  Net unrealized appreciation (depreciation) of
    investments.............................................     19,609          (9,103)        25,133         (1,856)
                                                                -------        --------       --------       --------
  Net increase (decrease) in net assets resulting from
    operations..............................................     18,130         (14,422)        63,884        (30,067)
                                                                -------        --------       --------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (118)             --         (2,239)          (146)
    Class IB................................................        (48)             --           (261)            --
  From net realized gain on investments
    Class IA................................................         --            (394)            --           (198)
    Class IB................................................         --            (154)            --             (9)
  From capital
    Class IA................................................         --              --             --             --
    Class IB................................................         --              --             --             --
                                                                -------        --------       --------       --------
    Total distributions.....................................       (166)           (548)        (2,500)          (353)
                                                                -------        --------       --------       --------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      4,125          13,367        (12,675)       (33,313)
    Class IB................................................     13,878          13,430         19,970          5,391
                                                                -------        --------       --------       --------
  Net increase (decrease) from capital share transactions...     18,003          26,797          7,295        (27,922)
                                                                -------        --------       --------       --------
  Net increase (decrease) in net assets.....................     35,967          11,827         68,679        (58,342)
NET ASSETS:
  Beginning of period.......................................     53,598          41,771        285,407        343,749
                                                                -------        --------       --------       --------
  End of period.............................................    $89,565        $ 53,598       $354,086       $285,407
                                                                =======        ========       ========       ========
Accumulated undistributed net investment income (loss)......    $   202        $    166       $  3,362       $  1,157
                                                                =======        ========       ========       ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

          HARTFORD GLOBAL               HARTFORD GLOBAL
          COMMUNICATIONS              FINANCIAL SERVICES          HARTFORD GLOBAL HEALTH        HARTFORD GLOBAL LEADERS
             HLS FUND                      HLS FUND                      HLS FUND                      HLS FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2003           2002           2003           2002           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      $    21        $    50        $   436        $   215        $    243       $    144       $  3,491      $   6,467
        1,862         (3,781)         1,410         (2,258)         15,886          2,312        116,169       (128,933)
        7,066            794          6,234         (2,207)         62,698        (51,651)        98,262        (20,675)
      -------        -------        -------        -------        --------       --------       --------      ---------
        8,949         (2,937)         8,080         (4,250)         78,827        (49,195)       217,922       (143,141)
      -------        -------        -------        -------        --------       --------       --------      ---------
           --            (49)          (243)          (196)           (270)           (26)        (2,799)        (5,462)
           --            (11)          (187)           (64)             --             --           (323)          (437)
           --             --             --             --          (2,892)        (4,892)            --             --
           --             --             --             --          (1,013)        (1,082)            --             --
           --             (6)            --             (4)             --             --             --             --
           --             (1)            --             (2)             --             --             --             --
      -------        -------        -------        -------        --------       --------       --------      ---------
           --            (67)          (430)          (266)         (4,175)        (6,000)        (3,122)        (5,899)
      -------        -------        -------        -------        --------       --------       --------      ---------
        3,079          3,000         (1,212)         4,708          41,861         15,614         (4,281)       197,555
        4,678          1,625          6,595          4,163          35,416         22,176         46,523         17,790
      -------        -------        -------        -------        --------       --------       --------      ---------
        7,757          4,625          5,383          8,871          77,277         37,790         42,242        215,345
      -------        -------        -------        -------        --------       --------       --------      ---------
       16,706          1,621         13,033          4,355         151,929        (17,405)       257,042         66,305
       10,884          9,263         21,963         17,608         220,507        237,912        600,322        534,017
      -------        -------        -------        -------        --------       --------       --------      ---------
      $27,590        $10,884        $34,996        $21,963        $372,436       $220,507       $857,364      $ 600,322
      =======        =======        =======        =======        ========       ========       ========      =========
      $     2        $    (8)       $    (5)       $    (6)       $    172       $    270       $  1,723      $   1,132
      =======        =======        =======        =======        ========       ========       ========      =========

 HARTFORD HLS MUTUAL FUNDS

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD GLOBAL TECHNOLOGY
                                                                       HLS FUND
                                                              ---------------------------
                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002
                                                              ------------   ------------
OPERATIONS:
  Net investment income (loss)..............................    $   (683)      $   (608)
  Net realized gain (loss) on investments...................      22,300        (35,351)
  Net unrealized appreciation (depreciation) of
    investments.............................................      29,557         (9,018)
                                                                --------       --------
  Net increase (decrease) in net assets resulting from
    operations..............................................      51,174        (44,977)
                                                                --------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................          --             --
    Class IB................................................          --             --
  From net realized gain on investments
    Class IA................................................          --             --
    Class IB................................................          --             --
  From capital
    Class IA................................................          --             --
    Class IB................................................          --             --
                                                                --------       --------
    Total distributions.....................................          --             --
                                                                --------       --------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      44,205          5,926
    Class IB................................................      19,091          4,470
                                                                --------       --------
  Net increase (decrease) from capital share transactions...      63,296         10,396
                                                                --------       --------
  Net increase (decrease) in net assets.....................     114,470        (34,581)
NET ASSETS:
  Beginning of period.......................................      68,205        102,786
                                                                --------       --------
  End of period.............................................    $182,675       $ 68,205
                                                                ========       ========
Accumulated undistributed net investment income (loss)......    $     (7)      $     --
                                                                ========       ========

(a)  From inception April 30, 2002 through December 31, 2002.
(b)  Formerly, Fortis Growth Stock Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

           HARTFORD GROWTH         HARTFORD GROWTH OPPORTUNITIES       HARTFORD HIGH YIELD
             HLS FUND(A)                    HLS FUND(B)                     HLS FUND
     ---------------------------   -----------------------------   ---------------------------
       FOR THE        FOR THE         FOR THE         FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
         2003           2002           2003            2002            2003           2002
     ------------   ------------   -------------   -------------   ------------   ------------
       $   (308)      $    (4)       $   (339)       $    (942)      $ 33,359       $ 18,692
          9,553          (598)         84,859         (134,893)       (15,627)       (17,319)
         20,336          (224)        131,440          (64,626)        76,811        (13,584)
       --------       -------        --------        ---------       --------       --------
         29,581          (826)        215,960         (200,461)        94,543        (12,211)
       --------       -------        --------        ---------       --------       --------
             --            --              --               --        (13,145)        (9,980)
             --            --              --               --         (5,706)        (1,721)
         (3,693)           --              --               --             --             --
         (2,627)           --              --               --             --             --
                           --              --               --             --             --
             --            --              --               --             --             --
       --------       -------        --------        ---------       --------       --------
         (6,320)           --              --               --        (18,851)       (11,701)
       --------       -------        --------        ---------       --------       --------
        101,489        14,120          12,439          (76,597)       228,151         94,313
         71,993         8,095          44,855            5,322        179,915         33,755
       --------       -------        --------        ---------       --------       --------
        173,482        22,215          57,294          (71,275)       408,066        128,068
       --------       -------        --------        ---------       --------       --------
        196,743        21,389         273,254         (271,736)       483,758        104,156
         21,389            --         483,332          755,068        257,101        152,945
       --------       -------        --------        ---------       --------       --------
       $218,132       $21,389        $756,586        $ 483,332       $740,859       $257,101
       ========       =======        ========        =========       ========       ========
       $      1       $    --        $    (12)       $     (16)      $ 35,327       $ 18,851
       ========       =======        ========        =========       ========       ========

 HARTFORD HLS MUTUAL FUNDS

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   HARTFORD INDEX HLS FUND
                                                              ---------------------------------
                                                                FOR THE              FOR THE
                                                               YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2003                 2002
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................   $   24,743           $   21,815
  Net realized gain (loss) on investments...................        6,294                2,513
  Net unrealized appreciation (depreciation) on
    investments.............................................      425,312             (524,681)
                                                               ----------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      456,349             (500,353)
                                                               ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (23,630)             (19,562)
    Class IB................................................       (2,050)                (725)
  From net realized gain on investments
    Class IA................................................       (5,282)             (71,573)
    Class IB................................................         (445)              (2,010)
  From capital
    Class IA................................................           --                   --
    Class IB................................................           --                   --
                                                               ----------           ----------
    Total distributions.....................................      (31,407)             (93,870)
                                                               ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      (12,663)             154,200
    Class IB................................................       96,019               39,698
                                                               ----------           ----------
  Net increase (decrease) from capital share transactions...       83,356              193,898
                                                               ----------           ----------
  Net increase (decrease) in net assets.....................      508,298             (400,325)
NET ASSETS:
  Beginning of period.......................................    1,622,092            2,022,417
                                                               ----------           ----------
  End of period.............................................   $2,130,390           $1,622,092
                                                               ==========           ==========
Accumulated net investment income (loss)....................   $    1,722           $    2,680
                                                               ==========           ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD INTERNATIONAL CAPITAL    HARTFORD INTERNATIONAL OPPORTUNITIES    HARTFORD INTERNATIONAL SMALL COMPANY
         APPRECIATION HLS FUND                      HLS FUND                                HLS FUND
    -------------------------------   -------------------------------------   -------------------------------------
       FOR THE          FOR THE            FOR THE             FOR THE             FOR THE             FOR THE
      YEAR ENDED       YEAR ENDED        YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
         2003             2002              2003                2002                2003                2002
    --------------   --------------   -----------------   -----------------   -----------------   -----------------
       $     79          $   128          $  7,837            $  10,309            $   487             $    30
         16,460           (6,001)           32,105             (121,588)             8,497              (2,342)
         13,652            1,100           186,648              (19,596)             8,696                (536)
       --------          -------          --------            ---------            -------             -------
         30,191           (4,773)          226,590             (130,875)            17,680              (2,848)
       --------          -------          --------            ---------            -------             -------
             --              (75)           (6,583)             (15,535)              (355)                 --
             --              (28)             (477)                (431)              (155)                 --
         (3,123)              --                --                   --             (2,971)                (44)
         (2,977)              --                --                   --             (1,530)                (10)
             --               --                --                   --                 --                  --
             --               --                --                   --                 --                  --
       --------          -------          --------            ---------            -------             -------
         (6,100)            (103)           (7,060)             (15,966)            (5,011)                (54)
       --------          -------          --------            ---------            -------             -------
         32,483           14,504           (27,267)            (151,869)            18,501              14,805
         39,025           10,574            34,199                8,043             13,770               4,808
       --------          -------          --------            ---------            -------             -------
         71,508           25,078             6,932             (143,826)            32,271              19,613
       --------          -------          --------            ---------            -------             -------
         95,599           20,202           226,462             (290,667)            44,940              16,711
         35,246           15,044           673,544              964,211             21,852               5,141
       --------          -------          --------            ---------            -------             -------
       $130,845          $35,246          $900,006            $ 673,544            $66,792             $21,852
       ========          =======          ========            =========            =======             =======
       $    (14)         $    --          $  1,085            $   1,082            $   129             $    (1)
       ========          =======          ========            =========            =======             =======

 HARTFORD HLS MUTUAL FUNDS

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    HARTFORD MIDCAP
                                                                       HLS FUND
                                                              ---------------------------
                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002
                                                              ------------   ------------
OPERATIONS:
  Net investment income (loss)..............................   $    2,978     $    1,269
  Net realized gain (loss) on investments...................       59,455        (53,638)
  Net unrealized appreciation (depreciation) of
    investments.............................................      473,727       (217,398)
                                                               ----------     ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      536,160       (269,767)
                                                               ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (4,016)        (1,990)
    Class IB................................................           --             --
  From net realized gain on investments
    Class IA................................................           --             --
    Class IB................................................           --             --
  From capital
    Class IA................................................           --             --
    Class IB................................................           --             --
                                                               ----------     ----------
    Total distributions.....................................       (4,016)        (1,990)
                                                               ----------     ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      114,988       (169,584)
    Class IB................................................       49,587        (11,769)
                                                               ----------     ----------
  Net increase (decrease) from capital share transactions...      164,575       (181,353)
                                                               ----------     ----------
  Net increase (decrease) in net assets.....................      696,719       (453,110)
NET ASSETS:
  Beginning of period.......................................    1,429,601      1,882,711
                                                               ----------     ----------
  End of period.............................................   $2,126,320     $1,429,601
                                                               ==========     ==========
Accumulated undistributed net investment income (loss)......   $      255     $    1,214
                                                               ==========     ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       HARTFORD MIDCAP VALUE         HARTFORD MONEY MARKET      HARTFORD MORTGAGE SECURITIES      HARTFORD SMALL COMPANY
             HLS FUND                      HLS FUND                       HLS FUND                       HLS FUND
    ---------------------------   ---------------------------   -----------------------------   ---------------------------
      FOR THE        FOR THE        FOR THE        FOR THE         FOR THE         FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
        2003           2002           2003           2002           2003            2002            2003           2002
    ------------   ------------   ------------   ------------   -------------   -------------   ------------   ------------
      $    965       $    830      $   15,989     $   32,127      $  23,880       $ 23,767       $   (3,977)    $  (2,276)
        26,026        (12,227)             --            100         10,521         16,454          130,368      (144,424)
       195,497        (44,674)             --             --        (16,638)         6,769          205,031      (111,484)
      --------       --------      ----------     ----------      ---------       --------       ----------     ---------
       222,488        (56,071)         15,989         32,227         17,763         46,990          331,422      (258,184)
      --------       --------      ----------     ----------      ---------       --------       ----------     ---------
            --           (598)        (14,648)       (29,732)       (22,256)       (18,984)              --            --
            --            (82)         (1,341)        (2,395)        (5,427)            --               --            --
            --             --              --            (93)        (3,447)            --               --            --
            --             --              --             (7)          (863)        (1,967)              --            --
            --            (87)             --             --             --             --               --            --
            --            (32)             --             --             --             --               --            --
      --------       --------      ----------     ----------      ---------       --------       ----------     ---------
            --           (799)        (15,989)       (32,227)       (31,993)       (20,951)              --            --
      --------       --------      ----------     ----------      ---------       --------       ----------     ---------
       168,382        226,021        (710,017)       451,936       (128,449)       279,176           75,621       (15,821)
       144,717         84,876         (20,984)       109,785         67,622         87,933           73,244        30,833
      --------       --------      ----------     ----------      ---------       --------       ----------     ---------
       313,099        310,897        (731,001)       561,721        (60,827)       367,109          148,865        15,012
      --------       --------      ----------     ----------      ---------       --------       ----------     ---------
       535,587        254,027        (731,001)       561,721        (75,057)       393,148          480,287      (243,172)
       374,520        120,493       2,581,370      2,019,649        843,872        450,724          561,452       804,624
      --------       --------      ----------     ----------      ---------       --------       ----------     ---------
      $910,107       $374,520      $1,850,369     $2,581,370      $ 768,815       $843,872       $1,041,739     $ 561,452
      ========       ========      ==========     ==========      =========       ========       ==========     =========
      $    899       $     --      $       --     $       --      $  34,310       $ 27,684       $       (1)    $     (34)
      ========       ========      ==========     ==========      =========       ========       ==========     =========

 HARTFORD HLS MUTUAL FUNDS

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                HARTFORD SMALLCAP GROWTH
                                                                      HLS FUND(A)
                                                              ----------------------------
                                                                FOR THE         FOR THE
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2003            2002
                                                              ------------    ------------
OPERATIONS:
  Net investment income (loss)..............................    $   (114)       $   (389)
  Net realized gain (loss) on investments...................      14,173         (14,819)
  Net unrealized appreciation (depreciation) of
    investments.............................................     100,265         (60,942)
                                                                --------        --------
  Net increase (decrease) in net assets resulting from
    operations..............................................     114,324         (76,150)
                                                                --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................          --              --
    Class IB................................................          --              --
  From net realized gain on investments
    Class IA................................................          --              --
    Class IB................................................          --              --
  From capital
    Class IA................................................          --              --
    Class IB................................................          --              --
                                                                --------        --------
    Total distributions.....................................          --              --
                                                                --------        --------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      62,355         (12,126)
    Class IB................................................      53,081           7,216
                                                                --------        --------
  Net increase (decrease) from capital share transactions...     115,436          (4,910)
                                                                --------        --------
  Net increase (decrease) in net assets.....................     229,760         (81,060)
NET ASSETS:
  Beginning of period.......................................     191,212         272,272
                                                                --------        --------
  End of period.............................................    $420,972        $191,212
                                                                ========        ========
Accumulated undistributed net investment income (loss)......    $     (1)       $     --
                                                                ========        ========

(a)  Formerly, Fortis Aggressive Growth Series.
(b)  Formerly, Fortis U.S. Government Securities Series.
(c)  Formerly, Fortis Value Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                   HARTFORD U.S. GOVERNMENT                                   HARTFORD VALUE OPPORTUNITIES
      HARTFORD STOCK HLS FUND       SECURITIES HLS FUND(B)        HARTFORD VALUE HLS FUND              HLS FUND(C)
    ---------------------------   ---------------------------   ---------------------------   -----------------------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE         FOR THE         FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2003           2002           2003           2002           2003           2002           2003            2002
    ------------   ------------   ------------   ------------   ------------   ------------   -------------   -------------
     $   66,286    $    63,506      $ 21,796       $ 12,567       $  2,331       $  1,039       $    733        $    633
       (507,433)      (235,322)        3,901         10,899         (1,710)        (9,220)         3,029         (19,505)
      1,817,955     (1,765,512)      (10,969)        11,474         45,211        (14,986)        42,752         (13,227)
     ----------    -----------      --------       --------       --------       --------       --------        --------
      1,376,808     (1,937,328)       14,728         34,940         45,832        (23,167)        46,514         (32,099)
     ----------    -----------      --------       --------       --------       --------       --------        --------
        (64,140)       (58,646)       (9,841)        (8,732)        (1,037)          (729)          (550)           (821)
         (4,863)        (2,766)       (3,220)            --           (563)          (303)           (68)             --
             --             --            --             --             --             --             --          (2,397)
             --             --            --             --             --             --             --              --
             --             --            --             --             --             (6)            --              --
             --             --            --             --             --             (3)            --              --
     ----------    -----------      --------       --------       --------       --------       --------        --------
        (69,003)       (61,412)      (13,061)        (8,732)        (1,600)        (1,041)          (618)         (3,218)
     ----------    -----------      --------       --------       --------       --------       --------        --------
       (290,019)      (823,856)      (78,702)       392,496         58,458         46,828         28,203          (6,486)
        168,825        107,521       138,808         98,456         48,826         28,063         23,399           3,189
     ----------    -----------      --------       --------       --------       --------       --------        --------
       (121,194)      (716,335)       60,106        490,952        107,284         74,891         51,602          (3,297)
     ----------    -----------      --------       --------       --------       --------       --------        --------
      1,186,611     (2,715,075)       61,773        517,160        151,516         50,683         97,498         (38,614)
      5,391,043      8,106,118       691,493        174,333        103,394         52,711         91,953         130,567
     ----------    -----------      --------       --------       --------       --------       --------        --------
     $6,577,654    $ 5,391,043      $753,266       $691,493       $254,910       $103,394       $189,451        $ 91,953
     ==========    ===========      ========       ========       ========       ========       ========        ========
     $    2,302    $     5,503      $ 26,837       $ 13,061       $    731       $     --       $    726        $    618
     ==========    ===========      ========       ========       ========       ========       ========        ========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies), as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-six portfolios; they are Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund (formerly, Hartford Growth and Income HLS Fund), Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Value HLS Fund) and Hartford HLS Series Fund II, Inc. (comprised of eleven portfolios, four are included in these financial statements; they are Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund which are non-diversified.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of the prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) Security Transactions -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation and Investment Income -- Equity securities are valued at the last sales price reported on the principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the Funds utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in the Money Market Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining

--------------------------------------------------------------------------------

         Funds, short-term investments with maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time until maturity, the investments are valued at amortized cost.

         The funds use market prices in valuing portfolio securities, but may use fair value estimates, under procedures established by the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The Funds are supplied with information from an unaffiliated third party with respect to the fair value of foreign securities. Price movements in futures contracts and ADRs, and various other indices, may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

         Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system.

         Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on the accrual basis.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Funds' custodian, State Street Bank and Trust Company.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP ("Wellington") have interests in a joint repurchase agreement dated 12/31/03 each maturing 01/02/04 with the following brokers: $190,380 BNP Paribas Securities, 0.82%; $435,000 ABN Amro, 0.82%; and $1,070,000 UBS Securities, 0.84%. These joint repurchase agreements are collateralized by

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

         $1,325,076 U.S. Treasury Bonds 3.375% - 12.750% due 11/15/10 - 04/15/32
         and $410,208 U.S. Treasury Notes 1.625% - 4.250% due
         12/31/04 - 01/15/10. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $ 46,937
        Hartford Capital Appreciation HLS Fund......................   341,255
        Hartford Disciplined Equity HLS Fund........................    37,853
        Hartford Dividend and Growth HLS Fund.......................   210,173
        Hartford Equity Income HLS Fund.............................       696
        Hartford Focus HLS Fund.....................................       484
        Hartford Global Advisers HLS Fund...........................    39,683
        Hartford Global Communications HLS Fund.....................     1,738
        Hartford Global Financial Services HLS Fund.................     1,536
        Hartford Global Health HLS Fund.............................    13,601
        Hartford Global Leaders HLS Fund............................    32,221
        Hartford Global Technology HLS Fund.........................     1,484
        Hartford Growth HLS Fund....................................     6,188
        Hartford Growth Opportunities HLS Fund......................    31,538
        Hartford International Capital Appreciation HLS Fund........     7,705
        Hartford International Opportunities HLS Fund...............    16,633
        Hartford International Small Company HLS Fund...............     3,789
        Hartford MidCap HLS Fund....................................    13,538
        Hartford MidCap Value HLS Fund..............................    43,553
        Hartford Small Company HLS Fund.............................    38,586
        Hartford SmallCap Growth HLS Fund...........................    46,357
        Hartford Stock HLS Fund.....................................    24,813
        Hartford Value HLS Fund.....................................     1,348
        Hartford Value Opportunities HLS Fund.......................     4,985

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc., (The Hartford), have interests in a joint repurchase agreement dated 12/31/04 each maturing 01/02/04 with the following brokers: $180,326 UBS Warburg, 0.84%; and $150,000 RBS Greenwich Capital Markets, 0.84%. These joint repurchase agreements are collateralized by $336,910 U.S. Treasury Bonds 6.250% - 13.250% due 11/15/09 - 05/15/30. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Bond HLS Fund......................................  $82,933
        Hartford High Yield HLS Fund................................   63,088
        Hartford Index HLS Fund.....................................   22,861
        Hartford Money Market HLS Fund..............................   61,341
        Hartford Mortgage Securities HLS Fund.......................   27,540
        Hartford U.S. Government Securities HLS Fund................   25,565

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2003 there are no joint trading accounts.

--------------------------------------------------------------------------------

     f) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

         At any time prior to expiration of the futures contract, the Funds may close the position by taking an opposite position, which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Change in the value of the futures contracts may decrease the effectiveness of a Fund's strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or the option to purchase or sell the same underlying securities or currency having the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Funds' return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

         The following Funds' had written option activity during the year ended December 31, 2003:

                                                                            HARTFORD BOND HLS FUND
                                                                          OPTION CONTRACTS ACTIVITY
                                                                              DURING THE PERIOD
                                                                      ----------------------------------
                                                                                 PREMIUM      REALIZED
        CALLS WRITTEN                                                 SHARES     AMOUNTS     GAIN/(LOSS)
        -------------                                                 ------     -------     -----------
        Beginning of the period.....................................     --       $  --         $ --
        Written during the period...................................      4         291           --
        Expired during the period...................................     (4)       (291)         291
        Closed during the period....................................     --          --           --
        Exercised during the period.................................     --          --           --
                                                                       ----       -----         ----
        Balance at the end of the period............................     --       $  --         $291
                                                                       ====       =====         ====
        PUTS WRITTEN
        ------------
        Beginning of the period.....................................     --       $  --         $ --
        Written during the period...................................      4         600           --
        Expired during the period...................................     (4)       (600)         600
        Closed during the period....................................     --          --           --
        Exercised during the period.................................     --          --           --
                                                                       ----       -----         ----
        Balance at the end of the period............................     --       $  --         $600
                                                                       ====       =====         ====

                                                                      HARTFORD GLOBAL ADVISERS HLS FUND
                                                                          OPTION CONTRACTS ACTIVITY
                                                                              DURING THE PERIOD
                                                                      ----------------------------------
                                                                                 PREMIUM      REALIZED
        PUTS WRITTEN                                                  SHARES     AMOUNTS     GAIN/(LOSS)
        ------------                                                  ------     -------     -----------
        Beginning of the period.....................................      --      $ --          $ --
        Written during the period...................................  15,115       136            --
        Expired during the period...................................   2,840       (39)           39
        Closed during the period....................................   4,190       (65)          (46)
        Exercised during the period.................................      --        --            --
                                                                      ------      ----          ----
        Balance at the end of the period............................   8,085      $ 32          $ (7)
                                                                      ======      ====          ====

     g) Forward Foreign Currency Contracts -- As of December 31, 2003, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, and Hartford Value Opportunities HLS Fund entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

         Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movement in the value of foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable.

--------------------------------------------------------------------------------

        Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of December 31, 2003, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                          MARKET VALUE       MARKET VALUE
        FUND                                                          OF SECURITIES LOANED   OF COLLATERAL
        ----                                                          --------------------   -------------
        Hartford Advisers HLS Fund..................................       $1,587,694         $1,620,168
        Hartford Bond HLS Fund......................................          735,598            750,359
        Hartford Capital Appreciation HLS Fund......................          478,374            496,519
        Hartford Dividend and Growth HLS Fund.......................          156,503            159,683
        Hartford Global Advisers HLS Fund...........................           12,413             12,949
        Hartford Global Communications HLS Fund.....................            3,479              3,570
        Hartford Global Financial Services HLS Fund.................            2,111              2,227
        Hartford Global Health HLS Fund.............................           63,120             64,931
        Hartford Global Leaders HLS Fund............................           58,863             61,510
        Hartford Global Technology HLS Fund.........................           14,843             15,301
        Hartford Growth Opportunities HLS Fund......................           31,563             32,513
        Hartford High Yield HLS Fund................................           80,201             81,868
        Hartford Index HLS Fund.....................................            8,575              8,871
        Hartford International Capital Appreciation HLS Fund........           21,278             22,674
        Hartford International Opportunities HLS Fund...............           85,210             89,576
        Hartford International Small Company HLS Fund...............            5,371              5,652
        Hartford MidCap HLS Fund....................................          142,566            146,112
        Hartford MidCap Value HLS Fund..............................           58,794             60,472
        Hartford Small Company HLS Fund.............................           73,502             76,071
        Hartford SmallCap Growth HLS Fund...........................           24,218             25,715
        Hartford Stock HLS Fund.....................................           32,628             33,265
        Hartford U.S. Government Securities HLS Fund................          155,229            158,397
        Hartford Value HLS Fund.....................................            2,143              2,178
        Hartford Value Opportunities HLS Fund.......................            5,817              6,053

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

        of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds, except the Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities and Other Investments -- Each HLS Fund is permitted to invest in illiquid securities or other investments. An HLS Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for the Money Market HLS Fund) would consist of such securities or other investments. "Illiquid" securities or investments are those that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the same price used to determine a HLS Fund's net asset value. A HLS Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value do to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each HLS Fund may purchase certain restricted securities (known as 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

         Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions);
         (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable. The following represents restricted securities of the Funds as of December 31, 2003:

                                                                                                       ACQUISITION
                                                                                                          COST
                                                                                                      PERCENTAGE OF
                                                                                        ACQUISITION    FUND'S NET     MARKET
   FUND                                 SECURITY               ACQUISITION DATE(S)         COST          ASSETS        VALUE
   ----                                 --------               -------------------      -----------   -------------   -------
                                     144A SECURITIES
   Hartford Advisers HLS Fund  Prudential Insurance Co.     7/16/98                       $ 1,244          --%        $ 1,362
                               of America
   Hartford Advisers HLS Fund  ERAC USA Finance Co.         6/5/01                         16,328          0.1         18,686
   Hartford Advisers HLS Fund  New England Mutual Life      10/23/98, 11/2/98              32,223          0.3         34,843
                               Insurance Co.
   Hartford Advisers HLS Fund  Jackson National Life        11/4/98, 11/5/98               29,563          0.3         31,636
                               Insurance Co.
   Hartford Advisers HLS Fund  AESOP Funding II LLC,        2/19/98, 4/9/98, 5/25/99       42,834          0.4         45,152
                               Series 1998-1, Class A


                               MARKET VALUE
                               PERCENTAGE OF
                                FUND'S NET
   FUND                           ASSETS
   ----                        -------------
   Hartford Advisers HLS Fund       --%
   Hartford Advisers HLS Fund       0.2
   Hartford Advisers HLS Fund       0.3
   Hartford Advisers HLS Fund       0.3
   Hartford Advisers HLS Fund       0.4

--------------------------------------------------------------------------------

                                                                                                       ACQUISITION
                                                                                                          COST
                                                                                                      PERCENTAGE OF
                                                                                        ACQUISITION    FUND'S NET     MARKET
   FUND                                 SECURITY               ACQUISITION DATE(S)         COST          ASSETS        VALUE
   ----                                 --------               -------------------      -----------   -------------   -------
   Hartford Advisers HLS Fund  Liberty Mutual Insurance     9/9/98, 9/10/98               $31,849         0.3%        $32,863
   Hartford Advisers HLS Fund  SCL Terminal Aereo           12/17/98                       17,630          0.2         19,149
                               Santiago SA
   Hartford Bond HLS Fund      Xerox Corp.                  11/20/01                        2,670          0.1          4,259
   Hartford Bond HLS Fund      ERAC USA Finance Co.         4/5/02                          2,962          0.1          3,112
   Hartford Bond HLS Fund      AT&T Corp.                   7/30/02                         1,354           --          1,987
   Hartford Bond HLS Fund      COX Enterprises, Inc.        4/3/03                          3,098          0.1          3,198
   Hartford Bond HLS Fund      Northwestern Corp.           4/9/03                          4,150          0.1          4,249
   Hartford Bond HLS Fund      Whole Auto Loan Trust,       5/2/03                          2,949          0.1          2,964
                               Series 2002-1, Class D
   Hartford Bond HLS Fund      International Transmission   7/1/03                          3,947          0.1          3,813
                               Co.
   Hartford Bond HLS Fund      Fondo Latino Americano De    7/17/03                         5,547          0.2          5,515
                               Reservas
   Hartford Bond HLS Fund      AQ Finance CEB Trust,        7/24/03                         2,457          0.1          2,457
                               Series 2003-CE1A, Class
                               Note
   Hartford Bond HLS Fund      Prudential Insurance Co.     8/4/03                          3,807          0.1          3,813
                               of America
   Hartford Bond HLS Fund      Echostar DBS Corp.           9/18/03                         5,200          0.2          5,259
   Hartford Bond HLS Fund      Placer Dome, Inc.            10/7/03                         4,185          0.1          4,296
   Hartford Bond HLS Fund      Rabobank Capital Fund II     11/14/03                       11,300          0.4         11,316
   Hartford Bond HLS Fund      Hutchison Whampoa            11/19/03                       10,489          0.3         10,662
                               International Ltd
   Hartford Bond HLS Fund      Hutchison Whampoa            11/19/03                       15,415          0.5         16,092
                               International Ltd.
   Hartford Bond HLS Fund      Rhodia S.A.                  5/20/03, 5/21/03                4,391          0.1          4,020
   Hartford Bond HLS Fund      Texas-New Mexico Power Co.   6/5/03                          4,132          0.1          4,176
   Hartford Capital            CONSOL Energy, Inc., PIPE    10/2/03                        61,762          0.6         78,585
     Appreciation HLS Fund
   Hartford Capital            Spirit Finance Corp.         12/11/03                       21,857          0.2         21,857
     Appreciation HLS Fund
   Hartford Global Advisers    GS Mortgage Securities       2/17/00                           298          0.1            298
     HLS Fund                  Corp. II, Series
                               2000-GSFL, Class A
   Hartford Global Advisers    Southern Capital Corp.       6/20/02                           178          0.1            185
     HLS Fund
   Hartford Global Advisers    Anthem Insurance Cos.,       5/6/03                            298          0.1            306
     HLS Fund                  Inc.
   Hartford Global Advisers    Inversiones CMPC S.A.        6/11/03                           130           --            125
     HLS Fund
   Hartford Global Advisers    Florida Windstorm            3/1/02, 3/5/03, 6/11/03           410          0.1            441
     HLS Fund                  Underwriting Association
   Hartford Global Advisers    RMAC, Series 2003-NS2A,      6/18/03, 7/16/03                  538          0.2            538
     HLS Fund                  Class A1B
   Hartford Global Advisers    Austria Government Bond      1/9/02                          1,186          0.3          1,784
     HLS Fund
   Hartford Global             Mobistar S.A.                2/28/03                           962          3.5          1,576
     Communications HLS Fund
   Hartford Global             Telekom Austria AG           12/13/01, 12/21/01,               848          3.1          1,178
     Communications HLS Fund                                9/5/02, 10/4/02, 11/5/02,
                                                            6/5/03, 9/17/03
   Hartford Global             Telenor ASA                  7/1/03, 8/20/03, 9/17/03,       1,675          6.1          2,510
     Communications HLS Fund                                9/26/03
   Hartford Global Leaders     Samsung Electronics Co.,     7/16/03, 10/1/03                5,248          0.6          5,636
     HLS Fund                  Ltd., GDR


                               MARKET VALUE
                               PERCENTAGE OF
                                FUND'S NET
   FUND                           ASSETS
   ----                        -------------
   Hartford Advisers HLS Fund      0.3%
   Hartford Advisers HLS Fund       0.1
   Hartford Bond HLS Fund           0.1
   Hartford Bond HLS Fund           0.1
   Hartford Bond HLS Fund           0.1
   Hartford Bond HLS Fund           0.1
   Hartford Bond HLS Fund           0.2
   Hartford Bond HLS Fund           0.1
   Hartford Bond HLS Fund           0.1
   Hartford Bond HLS Fund           0.2
   Hartford Bond HLS Fund           0.1
   Hartford Bond HLS Fund           0.1
   Hartford Bond HLS Fund           0.2
   Hartford Bond HLS Fund           0.1
   Hartford Bond HLS Fund           0.4
   Hartford Bond HLS Fund           0.4
   Hartford Bond HLS Fund           0.5
   Hartford Bond HLS Fund           0.1
   Hartford Bond HLS Fund           0.1
   Hartford Capital                 0.8
     Appreciation HLS Fund
   Hartford Capital                 0.2
     Appreciation HLS Fund
   Hartford Global Advisers         0.1
     HLS Fund
   Hartford Global Advisers         0.1
     HLS Fund
   Hartford Global Advisers         0.1
     HLS Fund
   Hartford Global Advisers          --
     HLS Fund
   Hartford Global Advisers         0.1
     HLS Fund
   Hartford Global Advisers         0.1
     HLS Fund
   Hartford Global Advisers         0.5
     HLS Fund
   Hartford Global                  5.7
     Communications HLS Fund
   Hartford Global                  4.3
     Communications HLS Fund
   Hartford Global                  9.1
     Communications HLS Fund
   Hartford Global Leaders          0.7
     HLS Fund

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                       ACQUISITION
                                                                                                          COST
                                                                                                      PERCENTAGE OF
                                                                                        ACQUISITION    FUND'S NET     MARKET
   FUND                                 SECURITY               ACQUISITION DATE(S)         COST          ASSETS        VALUE
   ----                                 --------               -------------------      -----------   -------------   -------
   Hartford Global Technology  Quanta Computer, Inc., GDR   11/21/03                      $ 1,380         0.8%        $ 1,444
     HLS Fund
   Hartford High Yield HLS     Hosiery Corp.                10/7/94                             4           --          @@ --
     Fund
   Hartford High Yield HLS     Powertel, Inc.               1/27/97                            19           --             76
     Fund
   Hartford High Yield HLS     Xerox Corp.                  11/20/01                          195           --            311
     Fund
   Hartford High Yield HLS     Donnelley (RH) Finance       11/26/02                          520          0.1            585
     Fund                      Corp.
   Hartford High Yield HLS     Moore North America          3/11/03                           819          0.1            934
     Fund                      Finance, Inc.
   Hartford High Yield HLS     Westport Resources Corp.     3/27/03                           208           --            220
     Fund
   Hartford High Yield HLS     AES Corp. (The)              5/1/03                          5,408          0.7          5,900
     Fund
   Hartford High Yield HLS     PRIMEDIA, Inc.               5/8/03                          1,300          0.2          1,326
     Fund
   Hartford High Yield HLS     Medex, Inc.                  5/14/03                           695          0.1            747
     Fund
   Hartford High Yield HLS     Warnaco, Inc.                6/5/03                            690          0.1            711
     Fund
   Hartford High Yield HLS     Dana Credit Corp.            6/11/03                         1,416          0.2          1,505
     Fund
   Hartford High Yield HLS     PG&E Corp.                   6/27/03                         1,455          0.2          1,575
     Fund
   Hartford High Yield HLS     CMS Energy Corp.             7/9/03                          1,164          0.2          1,240
     Fund
   Hartford High Yield HLS     Calpine Corp.                7/10/03                         2,635          0.4          2,569
     Fund
   Hartford High Yield HLS     Wabtec Corp.                 7/23/03                           605          0.1            627
     Fund
   Hartford High Yield HLS     Dynegy Holdings, Inc.        8/1/03                          3,852          0.5          4,301
     Fund
   Hartford High Yield HLS     Southern Star Central        8/1/03                          1,395          0.2          1,541
     Fund                      Corp.
   Hartford High Yield HLS     Nevada Power Co.             8/13/03                           440          0.1            487
     Fund
   Hartford High Yield HLS     Dex Media, Inc.              8/15/03                         1,790          0.2          2,081
     Fund
   Hartford High Yield HLS     Perry Ellis International,   9/15/03                         4,079          0.6          4,247
     Fund                      Inc.
   Hartford High Yield HLS     EchoStar DBS Corp.           9/18/03                         2,875          0.4          2,907
     Fund
   Hartford High Yield HLS     Level 3 Communications,      9/26/03                         1,300          0.2          1,375
     Fund                      Inc
   Hartford High Yield HLS     Scotts Co. (The)             10/1/03                         1,335          0.2          1,372
     Fund
   Hartford High Yield HLS     Capital One Financial        10/15/03                        1,240          0.2          1,242
     Fund                      Corp.
   Hartford High Yield HLS     DRS Technologies, Inc.       10/16/03                        1,420          0.2          1,459
     Fund
   Hartford High Yield HLS     Host Marriott LP             10/27/03                        1,286          0.2          1,321
     Fund
   Hartford High Yield HLS     United Rentals, Inc.         10/28/03                        2,250          0.3          2,298
     Fund


                               MARKET VALUE
                               PERCENTAGE OF
                                FUND'S NET
   FUND                           ASSETS
   ----                        -------------
   Hartford Global Technology      0.8%
     HLS Fund
   Hartford High Yield HLS           --
     Fund
   Hartford High Yield HLS           --
     Fund
   Hartford High Yield HLS           --
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS           --
     Fund
   Hartford High Yield HLS          0.8
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.3
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.6
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.3
     Fund
   Hartford High Yield HLS          0.6
     Fund
   Hartford High Yield HLS          0.4
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.3
     Fund

--------------------------------------------------------------------------------

                                                                                                       ACQUISITION
                                                                                                          COST
                                                                                                      PERCENTAGE OF
                                                                                        ACQUISITION    FUND'S NET     MARKET
   FUND                                 SECURITY               ACQUISITION DATE(S)         COST          ASSETS        VALUE
   ----                                 --------               -------------------      -----------   -------------   -------
   Hartford High Yield HLS     Nalco Chemical Co.           10/29/03                      $ 3,185         0.4%        $ 3,376
     Fund
   Hartford High Yield HLS     Cincinnati Bell, Inc.        10/31/03                        2,350          0.3          2,526
     Fund
   Hartford High Yield HLS     Pilgrim's Pride Corp.        11/6/03                           315           --            326
     Fund
   Hartford High Yield HLS     Terex Corp.                  11/10/03                        3,935          0.5          4,059
     Fund
   Hartford High Yield HLS     Chesapeake Energy Corp.      11/12/03                        1,326          0.2          1,380
     Fund
   Hartford High Yield HLS     Poster Financial Group,      11/18/03                          675          0.1            714
     Fund                      Inc.
   Hartford High Yield HLS     Medianews Group, Inc.        11/20/03                        1,338          0.2          1,374
     Fund
   Hartford High Yield HLS     General Nutrition Centers    11/25/03                          935          0.1            958
     Fund
   Hartford High Yield HLS     Georgia-Pacific Corp.        12/4/03                         2,250          0.3          2,295
     Fund
   Hartford High Yield HLS     Couche-Tard Finance Corp.    12/11/03                          700          0.1            733
     Fund
   Hartford High Yield HLS     Sensus Metering Systems      12/11/03                          630          0.1            647
     Fund
   Hartford High Yield HLS     United Agri Products         12/11/03                          400          0.1            411
     Fund
   Hartford High Yield HLS     Bombardier Recreational      12/11/03                          945          0.1            988
     Fund
   Hartford High Yield HLS     Mariner Health Care, Inc.    12/12/03                        1,415          0.2          1,429
     Fund
   Hartford High Yield HLS     Suburban Propane Partners    12/18/03                          940          0.1            949
     Fund                      LP
   Hartford High Yield HLS     Xcel Energy, Inc.            12/17/03, 12/18/03              3,309          0.4          3,427
     Fund
   Hartford High Yield HLS     Burns Philp Capital          6/14/02, 5/1/03, 5/6/03,        3,343          0.5          3,585
     Fund                      Property Ltd.                5/22/03
   Hartford High Yield HLS     Rhodia S.A.                  7/25/03, 9/4/03                 1,786          0.2          1,656
     Fund
   Hartford High Yield HLS     ACC Escrow Corp.             7/25/03                         1,100          0.1          1,227
     Fund
   Hartford High Yield HLS     CBD Media, Inc.              6/9/03                            375          0.1            413
     Fund
   Hartford High Yield HLS     Centerpoint Energy           3/18/03                         1,750          0.2          1,981
     Fund                      Resources
   Hartford High Yield HLS     Centerpoint Energy, Inc.     10/28/03                        1,515          0.2          1,542
     Fund
   Hartford High Yield HLS     Houston Exploration Co.      6/5/03                            250           --            258
     Fund
   Hartford High Yield HLS     BSN Glasspack Obligation     7/29/03                         2,154          0.3          2,531
     Fund                      S.A.
   Hartford High Yield HLS     Fresenius Finance B.V.       4/16/03                         1,295          0.2          1,635
     Fund
   Hartford High Yield HLS     Intrawest Corp.              10/1/03, 10/2/03                1,310          0.2          1,362
     Fund
   Hartford High Yield HLS     Remy Cointreau S.A.          6/18/03                           337           --            372
     Fund
   Hartford High Yield HLS     Rhodia S.A.                  5/22/03                         3,818          0.5          3,341
     Fund


                               MARKET VALUE
                               PERCENTAGE OF
                                FUND'S NET
   FUND                           ASSETS
   ----                        -------------
   Hartford High Yield HLS         0.5%
     Fund
   Hartford High Yield HLS          0.3
     Fund
   Hartford High Yield HLS           --
     Fund
   Hartford High Yield HLS          0.5
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.3
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.5
     Fund
   Hartford High Yield HLS          0.5
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.3
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS           --
     Fund
   Hartford High Yield HLS          0.3
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.2
     Fund
   Hartford High Yield HLS          0.1
     Fund
   Hartford High Yield HLS          0.4
     Fund

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                       ACQUISITION
                                                                                                          COST
                                                                                                      PERCENTAGE OF
                                                                                        ACQUISITION    FUND'S NET     MARKET
   FUND                                 SECURITY               ACQUISITION DATE(S)         COST          ASSETS        VALUE
   ----                                 --------               -------------------      -----------   -------------   -------
   Hartford High Yield HLS     Vivendi Universal S.A.       7/2/03                        $ 2,847         0.4%        $ 3,001
     Fund
   Hartford International      Samsung Electronics Co.,     10/7/03, 10/16/03,              1,058          0.8          1,053
     Capital Appreciation HLS  Ltd., GDR                    12/1/03, 12/12/03
     Fund
   Hartford International      China Steel Corp., GDR       10/16/03                        5,110          0.6          5,456
     Opportunities HLS Fund
   Hartford Money Market HLS   Nationwide Building          7/17/03                        30,000          1.6         30,000
     Fund                      Society
   Hartford Money Market HLS   Honda Motor Corp.            10/20/03                       37,500          2.0         37,500
     Fund
   Hartford Money Market HLS   Bradford & Bingley PLC       12/8/03                        50,000          2.7         50,000
     Fund
   Hartford Money Market HLS   Cargill, Inc.                1/9/03                         25,000          1.4         25,000
     Fund
   Hartford Money Market HLS   Northern Rock PLC            1/16/03                        50,000          2.7         50,000
     Fund
   Hartford Mortgage           DLJ Mortgage Acceptance      8/22/96                           150           --            153
     Securities HLS Fund       Corp., Series 1996-1,
                               Class B1
   Hartford Mortgage           DLJ Mortgage Acceptance      8/22/96                            49           --             51
     Securities HLS Fund       Corp., Series 1996-1,
                               Class B2
   Hartford Mortgage           Banc of America Commercial   2/11/03                         4,958          0.6          4,334
     Securities HLS Fund       Mortgage, Inc., Series
                               2002-2, Class XP
   Hartford Mortgage           Bear Stearns Commercial      2/12/03                         4,969          0.6          4,381
     Securities HLS Fund       Mortgage Securities, Inc.,
                               Series 2002-TOP8, Class X2
   Hartford Mortgage           CS First Boston Mortgage     2/27/03                         5,057          0.7          4,305
     Securities HLS Fund       Securities Corp., Series
                               2003-CNP1, Class ASP
   Hartford Mortgage           LB-UBS Commercial Mortgage   3/11/03                         4,046          0.5          3,433
     Securities HLS Fund       Trust, Series 2003-C1,
                               Class XCP
   Hartford Mortgage           Lehman Brothers Floating     5/7/03                          5,000          0.7          5,000
     Securities HLS Fund       Rate Commercial Mortgage
                               Trust, Series 2003-LLFA,
                               Class G
   Hartford Mortgage           Lehman Brothers Floating     6/2/03                         10,000          1.3         10,000
     Securities HLS Fund       Rate Commercial Mortgage
                               Trust, Series 2003-LLFA,
                               Class A2
   Hartford Mortgage           Wachovia Bank Commercial     6/17/03                        10,000          1.3          9,997
     Securities HLS Fund       Mortgage Trust, Series
                               2003-WHL2, Class A3
   Hartford Mortgage           Wachovia Bank Commercial     6/17/03                         4,998          0.7          4,998
     Securities HLS Fund       Mortgage Trust, Series
                               2003-WHL2, Class F

                                   ILLIQUID SECURITIES
   Hartford Bond HLS Fund      Delta Airlines, Inc.         10/18/96                        1,530           --          1,028
   Hartford Bond HLS Fund      Iridium World                7/11/97                            97           --          @@ --
                               Communications, Inc.
   Hartford Bond HLS Fund      Voicestream Wireless Corp.   8/1/97                          @@ --           --          @@ --
   Hartford Bond HLS Fund      Pollyone Corp.               9/19/02                         1,693          0.1          1,679
   Hartford Bond HLS Fund      Global Crossing Ltd.         12/9/03                         2,220          0.1          2,236
   Hartford Bond HLS Fund      Marconi Corp., PLC           5/19/03                         1,716          0.1          1,853


                               MARKET VALUE
                               PERCENTAGE OF
                                FUND'S NET
   FUND                           ASSETS
   ----                        -------------
   Hartford High Yield HLS         0.4%
     Fund
   Hartford International           0.8
     Capital Appreciation HLS
     Fund
   Hartford International           0.6
     Opportunities HLS Fund
   Hartford Money Market HLS        1.6
     Fund
   Hartford Money Market HLS        2.0
     Fund
   Hartford Money Market HLS        2.7
     Fund
   Hartford Money Market HLS        1.4
     Fund
   Hartford Money Market HLS        2.7
     Fund
   Hartford Mortgage                 --
     Securities HLS Fund

   Hartford Mortgage                 --
     Securities HLS Fund

   Hartford Mortgage                0.5
     Securities HLS Fund

   Hartford Mortgage                0.6
     Securities HLS Fund

   Hartford Mortgage                0.6
     Securities HLS Fund

   Hartford Mortgage                0.4
     Securities HLS Fund

   Hartford Mortgage                0.7
     Securities HLS Fund

   Hartford Mortgage                1.3
     Securities HLS Fund

   Hartford Mortgage                1.3
     Securities HLS Fund

   Hartford Mortgage                0.7
     Securities HLS Fund

   Hartford Bond HLS Fund            --
   Hartford Bond HLS Fund            --

   Hartford Bond HLS Fund            --
   Hartford Bond HLS Fund           0.1
   Hartford Bond HLS Fund           0.1
   Hartford Bond HLS Fund           0.1

--------------------------------------------------------------------------------

                                                                                                       ACQUISITION
                                                                                                          COST
                                                                                                      PERCENTAGE OF
                                                                                        ACQUISITION    FUND'S NET     MARKET
   FUND                                 SECURITY               ACQUISITION DATE(S)         COST          ASSETS        VALUE
   ----                                 --------               -------------------      -----------   -------------   -------
   Hartford Bond HLS Fund      Marconi Corp., PLC           5/19/03                       $ 3,759         0.1%        $ 4,131
   Hartford High Yield HLS     Hosiery Corp.                10/7/94                             4           --          @@ --
     Fund
   Hartford High Yield HLS     Voicestream Wireless Corp.   8/1/97                          @@ --           --              1
     Fund
   Hartford High Yield HLS     Minorplanet System USA,      2/13/98                             3           --          @@ --
     Fund                      Inc.
   Hartford High Yield HLS     Solutia, Inc.                11/11/02                        @@ --           --             29
     Fund
   Hartford High Yield HLS     Marconi Corp., PLC, ADR      5/20/03                         1,128          0.2          2,345
     Fund
   Hartford High Yield HLS     Splitrock Services, Inc.     7/23/98, 8/5/98                    15           --             17
     Fund
   Hartford High Yield HLS     TELUS Corp.                  8/5/96, 10/3/96, 3/26/01           42           --             17
     Fund
   Hartford High Yield HLS     Adelphia Communications      1/16/02                           513          0.1             32
     Fund                      Corp.

                               OTHER RESTRICTED SECURITIES
   Hartford Global Advisers    Miller Brewing Co.           8/6/03                            448          0.1            456
     HLS Fund
   Hartford Global Advisers    HBOS PLC                     9/11/03                           499          0.1            500
     HLS Fund
   Hartford Global Advisers    HBOS PLC                     10/22/03                          588          0.2            589
     HLS Fund
   Hartford Global Advisers    Staples, Inc.                1/16/03                           241          0.1            291
     HLS Fund
   Hartford Global Advisers    Oversea-Chinese Banking      1/4/02, 1/8/02, 3/28/02           395          0.1            621
     HLS Fund                  Corp., Ltd.
   Hartford Global Advisers    Pemex Project Funding        7/21/03, 7/24/03                  209          0.1            228
     HLS Fund                  Master Trust Co.
   Hartford Global Technology  Samsung Electronics Co.,     7/14/03, 7/15/03, 7/23/03,      1,938          1.1          2,020
     HLS Fund                  Ltd., GDR                    9/11/03, 9/25/03,
                                                            10/16/03, 10/31/03,
                                                            12/5/03
   Hartford Growth             Quanta Computer, Inc., GDR   12/16/03, 12/19/03,             1,471          0.2          1,438
     Opportunities HLS Fund                                 12/22/03


                               MARKET VALUE
                               PERCENTAGE OF
                                FUND'S NET
   FUND                           ASSETS
   ----                        -------------
   Hartford Bond HLS Fund          0.1%
   Hartford High Yield HLS           --
     Fund
   Hartford High Yield HLS           --
     Fund
   Hartford High Yield HLS           --
     Fund
   Hartford High Yield HLS           --
     Fund
   Hartford High Yield HLS          0.3
     Fund
   Hartford High Yield HLS           --
     Fund
   Hartford High Yield HLS           --
     Fund
   Hartford High Yield HLS           --
     Fund
   Hartford Global Advisers         0.1
     HLS Fund
   Hartford Global Advisers         0.1
     HLS Fund
   Hartford Global Advisers         0.2
     HLS Fund
   Hartford Global Advisers         0.1
     HLS Fund
   Hartford Global Advisers         0.2
     HLS Fund
   Hartford Global Advisers         0.1
     HLS Fund
   Hartford Global Technology       1.1
     HLS Fund
   Hartford Growth                  0.2
     Opportunities HLS Fund

---------------

@@ Due to the presentation of the financial statements in thousands, the numbers may round to zero.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or Hartford Investment Management:

                            HARTFORD INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.200%

                       HARTFORD MONEY MARKET HLS FUND AND
                     HARTFORD MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.250%

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                             HARTFORD BOND HLS FUND
                          AND HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.325%
On next $250 million...............................................     0.300
On next $500 million...............................................     0.275
Over $1 billion....................................................     0.250

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $50 million...............................................     0.500%
Over $50 million...................................................     0.450

                          HARTFORD ADVISERS HLS FUND,
                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
                     HARTFORD DISCIPLINED EQUITY HLS FUND,
                       HARTFORD GLOBAL ADVISERS HLS FUND,
                       HARTFORD GLOBAL LEADERS HLS FUND,
                         HARTFORD HIGH YIELD HLS FUND,
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND,
                          HARTFORD MIDCAP HLS FUND AND
                        HARTFORD SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525
On next $500 million...............................................     0.475
Over $1 billion....................................................     0.425

                            HARTFORD FOCUS HLS FUND,
                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND,
                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND,
                        HARTFORD GLOBAL HEALTH HLS FUND,
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND,
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
               AND HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.650%
On next $250 million...............................................     0.600
Over $500 million..................................................     0.550

                        HARTFORD EQUITY INCOME HLS FUND,
                           HARTFORD GROWTH HLS FUND,
                         HARTFORD MIDCAP VALUE HLS FUND
                          AND HARTFORD VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.625%
On next $250 million...............................................     0.575
On next $500 million...............................................     0.525
Over $1 Billion....................................................     0.475

                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                       HARTFORD SMALLCAP GROWTH HLS FUND
                   AND HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.700%
Over $100 million..................................................     0.600

         Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund (formerly, Hartford Growth and Income HLS Fund), Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund.

         Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Hartford Bond HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, and Hartford U.S. Government Securities HLS Fund.

--------------------------------------------------------------------------------

         Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the following Funds; Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Value HLS Fund, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

          Accounting Services Agreement -- Under the Fund Accounting Agreement between HL and Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisors HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Value HLS Fund, HL provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets.

     c) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

     d) Expense Offset -- The Funds have asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are used solely to reduce the Funds' operating expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $202 and $82, respectively. The total expense reduction represented an effective annual rate of 0.00% of the Funds' average net assets.

     e) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

         monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   AFFILIATE HOLDINGS:

     As of December 31, 2003, HL Advisors and HL held direct interests in shares as follows:

                                                                             PERCENT OF                PERCENT OF
        FUND                                                     CLASS IA   TOTAL SHARES   CLASS IB   TOTAL SHARES
        ----                                                     --------   ------------   --------   ------------
        Equity Income HLS Fund................................      290        30.79%          10         1.06%

     The shares held by HL Advisors and HL, at December 31, 2003, have a market value of $3,224 and $1,930, respectively. HL Advisors and HL received income, in the form of dividends, in the amount of $5 and $11, respectively, for the twelve months ended December 31, 2003

5.   INVESTMENT TRANSACTIONS:

     For the year ended December 31, 2003, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) were as follows:

                                                                       COST OF       SALES
        FUND                                                          PURCHASES     PROCEEDS
        ----                                                          ----------   ----------
        Hartford Advisers HLS Fund..................................  $3,125,733   $3,030,477
        Hartford Bond HLS Fund......................................   5,133,903    4,636,117
        Hartford Capital Appreciation HLS Fund......................   7,948,684    7,092,231
        Hartford Disciplined Equity HLS Fund........................     605,772      456,516
        Hartford Dividend and Growth HLS Fund.......................   1,844,771    1,106,563
        Hartford Equity Income HLS Fund.............................       9,486          169
        Hartford Focus HLS Fund.....................................     104,940       85,856
        Hartford Global Advisers HLS Fund...........................   1,220,959    1,286,755
        Hartford Global Communications HLS Fund.....................      21,714       15,206
        Hartford Global Financial Services HLS Fund.................      37,639       32,912
        Hartford Global Health HLS Fund.............................     170,066      101,190
        Hartford Global Leaders HLS Fund............................   2,008,240    1,966,897
        Hartford Global Technology HLS Fund.........................     238,479      174,608
        Hartford Growth HLS Fund....................................     282,027      117,709
        Hartford Growth Opportunities HLS Fund......................     900,376      836,145
        Hartford High Yield HLS Fund................................     571,080      199,326
        Hartford Index HLS Fund.....................................     137,567       49,415
        Hartford International Capital Appreciation HLS Fund........     221,742      161,745
        Hartford International Opportunities HLS Fund...............   1,017,873    1,006,116
        Hartford International Small Company HLS Fund...............      81,794       56,405
        Hartford MidCap HLS Fund....................................   1,386,548    1,230,197
        Hartford MidCap Value HLS Fund..............................     668,955      332,619
        Hartford Mortgage Securities HLS Fund.......................   3,043,584    2,662,962
        Hartford Small Company HLS Fund.............................   1,406,247    1,249,682
        Hartford SmallCap Growth HLS Fund...........................     380,427      268,232
        Hartford Stock HLS Fund.....................................   2,115,707    2,169,020
        Hartford U.S. Government Securities HLS Fund................   2,279,247    2,039,430
        Hartford Value HLS Fund.....................................     174,301       65,495
        Hartford Value Opportunities HLS Fund.......................     111,331       59,747

--------------------------------------------------------------------------------

6.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2003, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                        ACCUMULATED
                                                                       ACCUMULATED      NET REALIZED
                                                                      NET INVESTMENT   GAIN (LOSS) ON   PAID IN
        FUND                                                          INCOME (LOSS)     INVESTMENTS     CAPITAL
        ----                                                          --------------   --------------   -------
        Hartford Advisers HLS Fund..................................     $ 6,196          $ (3,375)     $(2,821)
        Hartford Bond HLS Fund......................................      42,793           (48,413)       5,620
        Hartford Capital Appreciation HLS Fund......................      (9,067)            9,067           --
        Hartford Disciplined Equity HLS Fund........................         (11)           (9,580)       9,591
        Hartford Dividend and Growth HLS Fund.......................           1                (1)          --
        Hartford Equity Income HLS Fund.............................           1                (1)          --
        Hartford Global Advisers HLS Fund...........................         869              (869)          --
        Hartford Global Communications HLS Fund.....................         (11)               34          (23)
        Hartford Global Financial Services HLS Fund.................          (5)                8           (3)
        Hartford Global Health HLS Fund.............................         (71)               71           --
        Hartford Global Leaders HLS Fund............................         222            (2,706)       2,484
        Hartford Global Technology HLS Fund.........................         676               937       (1,613)
        Hartford Growth HLS Fund....................................         308              (308)          --
        Hartford Growth Opportunities HLS Fund......................         344                69         (413)
        Hartford High Yield HLS Fund................................       1,968              (179)      (1,789)
        Hartford Index HLS Fund.....................................         (21)               21           --
        Hartford International Capital Appreciation HLS Fund........         (94)               94           --
        Hartford International Opportunities HLS Fund...............        (774)           (9,393)      10,167
        Hartford International Small Company HLS Fund...............         153              (153)          --
        Hartford Midcap HLS Fund....................................          78            (3,193)       3,115
        Hartford Midcap Value HLS Fund..............................         (66)               66           --
        Hartford Mortgage Securities HLS Fund.......................      10,429           (10,429)          --
        Hartford Small Company HLS Fund.............................       4,009            (1,999)      (2,010)
        Hartford SmallCap Growth HLS Fund...........................         113                52         (165)
        Hartford Stock HLS Fund.....................................        (484)           (1,102)       1,586
        Hartford U.S. Government Securities HLS Fund................       5,041            (5,041)           0
        Hartford Value Opportunities HLS Fund.......................          (6)                6           --

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

     TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

     As of December 31, 2003, the aggregate gross unrealized appreciation and (depreciation) of all investments, based on cost for federal income tax purposes, was as follows:

                                                                 AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                                                                   UNREALIZED        UNREALIZED      APPRECIATION /
        FUND                                        TAX COST      APPRECIATION     (DEPRECIATION)    (DEPRECIATION)
        ----                                       -----------   ---------------   ---------------   --------------
        Hartford Advisers HLS Fund...............  $12,065,665     $1,457,050         $(326,578)       $1,130,472
        Hartford Bond HLS Fund...................    3,726,899         75,009           (16,335)           58,674
        Hartford Capital Appreciation HLS Fund...    8,876,631      2,143,083          (100,320)        2,042,763
        Hartford Disciplined Equity HLS Fund.....      747,249        113,954           (17,995)           95,959
        Hartford Dividend and Growth HLS Fund....    4,471,212        678,564          (162,268)          516,296
        Hartford Equity Income HLS Fund..........       10,016            571               (20)              551
        Hartford Focus HLS Fund..................       79,579         10,786            (1,023)            9,763
        Hartford Global Advisers HLS Fund........      365,560         41,285              (948)           40,337
        Hartford Global Communications HLS
          Fund...................................       23,980          7,225               (14)            7,211
        Hartford Global Financial Services HLS
          Fund...................................       33,759          4,202              (259)            3,943
        Hartford Global Health HLS Fund..........      412,238         45,836           (15,804)           30,032
        Hartford Global Leaders HLS Fund.........      808,360        117,868            (2,405)          115,463
        Hartford Global Technology HLS Fund......      178,692         23,232            (3,160)           20,072
        Hartford Growth HLS Fund.................      201,071         22,239            (2,331)           19,908
        Hartford Growth Opportunities HLS Fund...      674,043        134,173            (6,616)          127,557
        Hartford High Yield HLS Fund.............      770,110         48,569           (10,724)           37,845
        Hartford Index HLS Fund..................    1,997,362        452,189          (296,152)          156,037
        Hartford International Capital
          Appreciation HLS Fund..................      139,009         15,402              (417)           14,985
        Hartford International Opportunities HLS
          Fund...................................      849,332        140,720            (2,271)          138,449
        Hartford International Small Company HLS
          Fund...................................       65,822          8,252              (313)            7,939
        Hartford MidCap HLS Fund.................    1,884,411        430,986           (40,633)          390,353
        Hartford MidCap Value HLS Fund...........      858,396        163,787            (7,613)          156,174
        Hartford Mortgage Securities HLS Fund....      789,369          5,955           (11,750)           (5,795)
        Hartford Small Company HLS Fund..........      965,145        183,361           (16,430)          166,931
        Hartford SmallCap Growth HLS Fund........      430,207         66,002           (15,533)           50,469
        Hartford Stock HLS Fund..................    6,071,269        894,686          (353,506)          541,180
        Hartford U.S. Government Securities HLS
          Fund...................................      916,061          7,267            (2,235)            5,032
        Hartford Value HLS Fund..................      226,982         30,222            (1,164)           29,058
        Hartford Value Opportunities HLS Fund....      171,322         33,784            (6,723)           27,061

--------------------------------------------------------------------------------

7.   CAPITAL LOSS CARRYFORWARD:

     At December 31, 2003, the following Funds had capital loss carryforwards for U.S. Federal Tax purposes of approximately:

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford Advisers HLS Fund..................................  $  433,487      2011
        Hartford Advisers HLS Fund..................................     139,365      2010
        Hartford Advisers HLS Fund..................................     291,958      2009
        Hartford Advisers HLS Fund..................................       1,126      2008
        Hartford Bond HLS Fund......................................         654      2009
        Hartford Bond HLS Fund......................................         438      2007
        Hartford Capital Appreciation HLS Fund......................   1,156,841      2010
        Hartford Capital Appreciation HLS Fund......................     123,844      2009
        Hartford Disciplined Equity HLS Fund........................      21,177      2011
        Hartford Disciplined Equity HLS Fund........................      97,169      2010
        Hartford Disciplined Equity HLS Fund........................      48,818      2009
        Hartford Disciplined Equity HLS Fund........................       8,175      2008
        Hartford Disciplined Equity HLS Fund........................         201      2007
        Hartford Dividend and Growth HLS Fund.......................     106,025      2011
        Hartford Focus HLS Fund.....................................         371      2011
        Hartford Focus HLS Fund.....................................       4,587      2010
        Hartford Global Advisers HLS Fund...........................      26,784      2010
        Hartford Global Advisers HLS Fund...........................      21,915      2009
        Hartford Global Communications HLS Fund.....................       3,887      2010
        Hartford Global Communications HLS Fund.....................       1,142      2009
        Hartford Global Financial Services HLS Fund.................       1,520      2010
        Hartford Global Leaders HLS Fund............................     115,095      2010
        Hartford Global Leaders HLS Fund............................      66,973      2009
        Hartford Global Technology HLS Fund.........................      52,496      2010
        Hartford Global Technology HLS Fund.........................      25,095      2009
        Hartford Growth Opportunities HLS Fund......................     128,757      2010
        Hartford Growth Opportunities HLS Fund......................      11,879      2009
        Hartford High Yield HLS Fund................................      21,813      2011
        Hartford High Yield HLS Fund................................       8,996      2010
        Hartford High Yield HLS Fund................................       2,700      2009
        Hartford High Yield HLS Fund................................       5,611      2008
        Hartford High Yield HLS Fund................................       5,355      2007
        Hartford High Yield HLS Fund................................       9,320      2006
        Hartford High Yield HLS Fund................................       1,581      2005
        Hartford International Opportunities HLS Fund...............     134,281      2010
        Hartford International Opportunities HLS Fund...............     215,001      2009
        Hartford International Opportunities HLS Fund...............       3,922      2008
        Hartford Midcap HLS Fund....................................      54,183      2010
        Hartford Midcap HLS Fund....................................      73,054      2009
        Hartford Small Company HLS Fund.............................     124,207      2010
        Hartford Small Company HLS Fund.............................     141,140      2009
        Hartford SmallCap Growth HLS Fund...........................      13,310      2010
        Hartford SmallCap Growth HLS Fund...........................      63,002      2009
        Hartford Stock HLS Fund.....................................     503,997      2011
        Hartford Stock HLS Fund.....................................     226,152      2010
        Hartford Stock HLS Fund.....................................     287,769      2009
        Hartford Stock HLS Fund.....................................         622      2008
        Hartford U.S. Government Securities HLS Fund................       1,398      2008

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford U.S. Government Securities HLS Fund................  $    2,513      2007
        Hartford U.S. Government Security HLS Fund..................         154      2004
        Hartford Value HLS Fund.....................................       2,235      2011
        Hartford Value HLS Fund.....................................       6,348      2010
        Hartford Value Opportunities HLS Fund.......................      12,080      2010

     Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund and Hartford Stock HLS Fund carry forward may apply.

     For the fiscal year ended December 31, 2003, the following Funds have elected to defer losses occurring between November 1, 2003 and December 31, 2003 as follows:

                                                                      CAPITAL LOSS   CURRENCY LOSS
        FUND                                                            DEFERRED       DEFERRED
        ----                                                          ------------   -------------
        Hartford Advisers HLS Fund..................................    $17,761          $ --
        Hartford Bond HLS Fund......................................     15,260            --
        Hartford Global Financial Services HLS Fund.................         --             1
        Hartford Global Technology HLS Fund.........................         --             5
        Hartford Growth Opportunities HLS Fund......................         --            14
        Hartford High Yield HLS Fund................................      1,810            --
        Hartford International Small Company HLS Fund...............         --           134
        Hartford Mortgage Securities HLS Fund.......................      1,238            --
        Hartford Small Company HLS Fund.............................      5,308            --
        Hartford Stock HLS Fund.....................................      5,224            --
        Hartford U.S. Government Securities HLS Fund................      1,786            --

--------------------------------------------------------------------------------

8.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid during 2003 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Advisers HLS Fund..................................  $256,741     $    --         $--
        Hartford Bond HLS Fund......................................   128,941       6,157          --
        Hartford Capital Appreciation HLS Fund......................    49,667          --          --
        Hartford Disciplined Equity HLS Fund........................     8,233          --          --
        Hartford Dividend and Growth HLS Fund.......................    60,506      23,281          --
        Hartford Equity Income HLS Fund.............................        16          --          --
        Hartford Focus HLS Fund.....................................       166          --          --
        Hartford Global Advisers HLS Fund...........................     2,500          --          --
        Hartford Global Financial Services HLS Fund.................       430          --          --
        Hartford Global Health HLS Fund.............................     3,041       1,134          --
        Hartford Global Leaders HLS Fund............................     3,122          --          --
        Hartford Growth HLS Fund....................................     6,200         120          --
        Hartford High Yield HLS Fund................................    18,851          --          --
        Hartford Index HLS Fund.....................................    25,680       5,727          --
        Hartford International Capital Appreciation HLS Fund........     5,800         300          --
        Hartford International Opportunities HLS Fund...............     7,059          --          --
        Hartford International Small Company HLS Fund...............     4,870         141          --
        Hartford Midcap HLS Fund....................................     4,016          --          --
        Hartford Money Market HLS Fund..............................    15,989          --          --
        Hartford Mortgage Securities HLS Fund.......................    30,864       1,129          --
        Hartford Stock HLS Fund.....................................    69,003          --          --
        Hartford U.S. Government Securities HLS Fund................    13,061          --          --
        Hartford Value HLS Fund.....................................     1,600          --          --
        Hartford Value Opportunities HLS Fund.......................       618          --          --

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

     The tax character of distributions paid during 2002 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Advisers HLS Fund..................................  $328,556     $    --         $ --
        Hartford Bond HLS Fund......................................    95,011       9,630           --
        Hartford Capital Appreciation HLS Fund......................    45,846          --           --
        Hartford Dividend and Growth HLS Fund.......................    49,031     167,933           --
        Hartford Focus HLS Fund.....................................       548          --           --
        Hartford Global Advisers HLS Fund...........................       352          --           --
        Hartford Global Communications HLS Fund.....................        60          --            7
        Hartford Global Financial Services HLS Fund.................       260          --            6
        Hartford Global Health HLS Fund.............................     3,890       2,110           --
        Hartford Global Leaders HLS Fund............................     5,899          --           --
        Hartford Growth and Income HLS Fund.........................     2,255          --           --
        Hartford High Yield HLS Fund................................    11,701          --           --
        Hartford Index HLS Fund.....................................    20,349      73,521           --
        Hartford International Capital Appreciation HLS Fund........       100          --            2
        Hartford International Opportunities HLS Fund...............    15,967          --           --
        Hartford International Small Company HLS Fund...............        53          --           --
        Hartford MidCap Fund HLS Fund...............................     1,990          --           --
        Hartford MidCap Value HLS Fund..............................       680          --          119
        Hartford Money Market HLS Fund..............................    32,227          --           --
        Hartford Mortgage Securities HLS Fund.......................    20,951          --           --
        Hartford Stock HLS Fund.....................................    61,412          --           --
        Hartford U.S. Government Securities HLS Fund................     8,732          --           --
        Hartford Value HLS Fund.....................................     1,032          --            8
        Hartford Value Opportunities HLS Fund.......................     1,166       2,051           --

--------------------------------------------------------------------------------

     As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                                                     UNDISTRIBUTED
                                                                     UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                       ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                            INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                         -------------   -------------   --------------
        Hartford Advisers HLS Fund.................................    $104,776         $    --        $1,130,472
        Hartford Bond HLS Fund.....................................     228,190           5,198            58,909
        Hartford Capital Appreciation HLS Fund.....................       4,215              --         2,042,798
        Hartford Disciplined Equity HLS Fund.......................         421              --            95,959
        Hartford Dividend and Growth HLS Fund......................       1,534              --           516,296
        Hartford Equity Income HLS Fund............................           3              --               551
        Hartford Focus HLS Fund....................................         203              --             9,763
        Hartford Global Advisers HLS Fund..........................          62              --            38,944
        Hartford Global Communications HLS Fund....................          --              --             7,212
        Hartford Global Financial Services HLS Fund................          --              --             3,942
        Hartford Global Health HLS Fund............................       2,300          12,335            30,008
        Hartford Global Leaders HLS Fund...........................       1,778              --           115,483
        Hartford Global Technology HLS Fund........................          --              --            20,070
        Hartford Growth HLS Fund...................................       2,090             440            19,908
        Hartford Growth Opportunities HLS Fund.....................          --              --           127,563
        Hartford High Yield HLS Fund...............................      35,325              --            37,893
        Hartford Index HLS Fund....................................       3,096           6,030           156,037
        Hartford International Capital Appreciation HLS Fund.......       4,090              58            14,973
        Hartford International Opportunities HLS Fund..............       1,143              --           138,416
        Hartford International Small Company HLS Fund..............       1,201             544             7,934
        Hartford MidCap HLS Fund...................................         218              --           390,391
        Hartford MidCap Value HLS Fund.............................       9,487           7,327           156,161
        Hartford Mortgage Securities HLS Fund......................      35,588              --            (5,795)
        Hartford Small Company HLS Fund............................          --              --           166,931
        Hartford SmallCap Growth HLS Fund..........................          --              --            50,469
        Hartford Stock HLS Fund....................................       2,303              --           541,181
        Hartford U.S. Government Securities HLS Fund...............      26,838              --             5,032
        Hartford Value HLS Fund....................................         725              --            29,058
        Hartford Value Opportunities HLS Fund......................         733              --            27,049

9.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the year ended December 31, 2003:

                                                                                                      HARTFORD CAPITAL
                                               HARTFORD ADVISERS            HARTFORD BOND               APPRECIATION
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................       48,476   $ 1,008,884       99,153   $ 1,205,185       30,209   $ 1,120,299
        Shares issued on reinvestment of
          distributions..................       10,781       233,680        8,964       108,671          996        44,256
        Shares redeemed..................      (74,454)   (1,526,868)     (98,394)   (1,193,335)     (29,606)   (1,044,806)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........      (15,197)  $  (284,304)       9,723   $   120,521        1,599   $   119,749
                                           ===========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                           HARTFORD DISCIPLINED EQUITY    HARTFORD DIVIDEND AND      HARTFORD EQUITY INCOME
                                                    HLS FUND                 GROWTH HLS FUND                HLS FUND
                                           ---------------------------   ------------------------   ------------------------
                                              SHARES         AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           ------------   ------------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................       39,406    $   351,751        58,637   $   967,344          796   $     8,073
        Shares issued in merger..........        3,434         29,606            --            --           --            --
        Shares issued on reinvestment of
          distributions..................          674          7,093         3,917        70,219            1             8
        Shares redeemed..................      (34,666)      (300,881)      (39,533)     (645,995)          (5)          (48)
                                           -----------    -----------    ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........        8,848    $    87,569        23,021   $   391,568          792   $     8,033
                                           ===========    ===========    ==========   ===========   ==========   ===========

                                                                                                      HARTFORD GLOBAL
                                                HARTFORD FOCUS         HARTFORD GLOBAL ADVISERS        COMMUNICATIONS
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................        3,264   $    28,144       17,559   $   176,992        2,226   $    12,600
        Shares issued on reinvestment of
          distributions..................           14           118          202         2,239           --            --
        Shares redeemed..................       (2,794)      (24,137)     (19,147)     (191,906)      (1,642)       (9,521)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........          484   $     4,125       (1,386)  $   (12,675)         584   $     3,079
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                           HARTFORD GLOBAL FINANCIAL    HARTFORD GLOBAL HEALTH    HARTFORD GLOBAL LEADERS
                                               SERVICES HLS FUND               HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................        2,736   $    22,470       15,981   $   213,991       54,563   $   690,769
        Shares issued in merger..........           --            --           --            --          953        11,029
        Shares issued on reinvestment of
          distributions..................           25           243          225         3,162          192         2,799
        Shares redeemed..................       (2,861)      (23,925)     (13,331)     (175,292)     (56,200)     (708,878)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........         (100)  $    (1,212)       2,875   $    41,861         (492)  $    (4,281)
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                                HARTFORD GLOBAL                                       HARTFORD GROWTH
                                                  TECHNOLOGY               HARTFORD GROWTH             OPPORTUNITIES
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................       43,621   $   173,476       13,082   $   134,227        7,982   $   166,767
        Shares issued on reinvestment of
          distributions..................           --            --          330         3,693           --            --
        Shares redeemed..................      (33,355)     (129,271)      (3,503)      (36,431)      (7,578)     (154,328)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........       10,266   $    44,205        9,909   $   101,489          404   $    12,439
                                           ===========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                                                                   HARTFORD INTERNATIONAL
                                              HARTFORD HIGH YIELD           HARTFORD INDEX          CAPITAL APPRECIATION
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................      116,859   $ 1,108,738       10,924   $   286,041       12,397   $   105,123
        Shares issued on reinvestment of
          distributions..................        1,397        13,145        1,001        28,912          308         3,124
        Shares redeemed..................      (93,974)     (893,732)     (12,780)     (327,616)      (9,136)      (75,764)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........       24,282   $   228,151         (855)  $   (12,663)       3,569   $    32,483
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                            HARTFORD INTERNATIONAL      HARTFORD INTERNATIONAL
                                                 OPPORTUNITIES              SMALL COMPANY             HARTFORD MIDCAP
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................      192,953   $ 1,515,610        6,918   $    73,653       34,729   $   749,674
        Shares issued in merger..........        3,008        22,447           --            --           --            --
        Shares issued on reinvestment of
          distributions..................          724         6,584          265         3,326          172         4,016
        Shares redeemed..................     (199,659)   (1,571,908)      (5,570)      (58,478)     (30,603)     (638,702)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........       (2,974)  $   (27,267)       1,613   $    18,501        4,298   $   114,988
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD MIDCAP VALUE      HARTFORD MONEY MARKET        HARTFORD MORTGAGE
                                                   HLS FUND                    HLS FUND             SECURITIES HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................       55,841   $   581,574    5,510,526   $ 5,510,526       18,254   $   217,762
        Shares issued on reinvestment of
          distributions..................           --            --       14,649        14,649        2,189        25,703
        Shares redeemed..................      (39,895)     (413,192)  (6,235,192)   (6,235,192)     (31,358)     (371,914)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........       15,946   $   168,382     (710,017)  $  (710,017)     (10,915)  $  (128,449)
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                            HARTFORD SMALL COMPANY        HARTFORD SMALLCAP            HARTFORD STOCK
                                                   HLS FUND                GROWTH HLS FUND                HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................       54,637   $   657,436       32,585   $   480,810       25,647   $   986,300
        Shares issued in merger..........           --            --           --            --          406        14,137
        Shares issued on reinvestment of
          distributions..................           --            --           --            --        1,466        64,146
        Shares redeemed..................      (49,141)     (581,815)     (28,587)     (418,455)     (35,607)   (1,354,602)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........        5,496   $    75,621        3,998   $    62,355       (8,088)  $  (290,019)
                                           ===========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                       HARTFORD VALUE
                                           HARTFORD U.S. GOVERNMENT         HARTFORD VALUE             OPPORTUNITIES
                                              SECURITIES HLS FUND              HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................       54,708   $   623,417       20,127   $   172,622        3,432   $    44,620
        Shares issued on reinvestment of
          distributions..................          854         9,841          107         1,037           44           550
        Shares redeemed..................      (62,570)     (711,960)     (13,396)     (115,201)      (1,417)      (16,967)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........       (7,008)  $   (78,702)       6,838   $    58,458        2,059   $    28,203
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                                                                                      HARTFORD CAPITAL
                                               HARTFORD ADVISERS            HARTFORD BOND               APPRECIATION
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................       23,827   $   495,611       34,505   $   419,013       18,133   $   656,957
        Shares issued on reinvestment of
          distributions..................        1,026        23,061        2,191        26,427          123         5,411
        Shares redeemed..................       (3,527)      (72,477)      (8,880)     (106,829)      (1,563)      (52,824)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........       21,326   $   446,195       27,816   $   338,611       16,693   $   609,544
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD DISCIPLINED       HARTFORD DIVIDEND AND         HARTFORD EQUITY
                                                EQUITY HLS FUND            GROWTH HLS FUND            INCOME HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................        8,222   $    79,512       27,700   $   447,355          160   $     1,639
        Shares issued on reinvestment of
          distributions..................          108         1,140          759        13,568           --             2
        Shares redeemed..................       (1,078)      (10,262)      (1,981)      (31,183)         (10)         (109)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........        7,252   $    70,390       26,478   $   429,740          150   $     1,532
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                                                                                      HARTFORD GLOBAL
                                                HARTFORD FOCUS         HARTFORD GLOBAL ADVISERS        COMMUNICATIONS
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................        2,247   $    18,887        2,415   $    24,249        1,356   $     7,555
        Shares issued on reinvestment of
          distributions..................            6            48           24           261           --            --
        Shares redeemed..................         (609)       (5,057)        (451)       (4,540)        (523)       (2,877)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........        1,644   $    13,878        1,988   $    19,970          833   $     4,678
                                           ===========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                           HARTFORD GLOBAL FINANCIAL    HARTFORD GLOBAL HEALTH    HARTFORD GLOBAL LEADERS
                                               SERVICES HLS FUND               HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................        1,054   $     8,715        3,289   $    44,034        4,176   $    54,489
        Shares issued on reinvestment of
          distributions..................           19           187           72         1,013           18           323
        Shares redeemed..................         (270)       (2,307)        (736)       (9,631)        (664)       (8,289)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........          803   $     6,595        2,625   $    35,416        3,530   $    46,523
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                                HARTFORD GLOBAL                                       HARTFORD GROWTH
                                                  TECHNOLOGY               HARTFORD GROWTH             OPPORTUNITIES
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................        6,386   $    25,954        7,676   $    76,755        2,313   $    46,768
        Shares issued on reinvestment of
          distributions..................           --            --          235         2,627           --            --
        Shares redeemed..................       (1,738)       (6,863)        (714)       (7,389)         (94)       (1,913)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........        4,648   $    19,091        7,197   $    71,993        2,219   $    44,855
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                                                                                   HARTFORD INTERNATIONAL
                                              HARTFORD HIGH YIELD           HARTFORD INDEX          CAPITAL APPRECIATION
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................       25,562   $   238,158        4,144   $   107,088        4,699   $    41,873
        Shares issued on reinvestment of
          distributions..................          610         5,706           87         2,495          296         2,976
        Shares redeemed..................       (6,934)      (63,949)        (529)      (13,564)        (683)       (5,824)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........       19,238   $   179,915        3,702   $    96,019        4,312   $    39,025
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                            HARTFORD INTERNATIONAL      HARTFORD INTERNATIONAL
                                                 OPPORTUNITIES              SMALL COMPANY             HARTFORD MIDCAP
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................       12,289   $   101,772        1,434   $    15,822        3,163   $    66,824
        Shares issued on reinvestment of
          distributions..................           41           477          135         1,685           --            --
        Shares redeemed..................       (8,256)      (68,050)        (341)       (3,737)        (846)      (17,237)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........        4,074   $    34,199        1,228   $    13,770        2,317   $    49,587
                                           ===========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                             HARTFORD MIDCAP VALUE      HARTFORD MONEY MARKET        HARTFORD MORTGAGE
                                                   HLS FUND                    HLS FUND             SECURITIES HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................       15,289   $   153,837      289,678   $   289,678        9,259   $   110,060
        Shares issued on reinvestment of
          distributions..................           --            --        1,341         1,341          539         6,290
        Shares redeemed..................         (948)       (9,120)    (312,003)     (312,003)      (4,155)      (48,728)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........       14,341   $   144,717      (20,984)  $   (20,984)       5,643   $    67,622
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                            HARTFORD SMALL COMPANY        HARTFORD SMALLCAP            HARTFORD STOCK
                                                   HLS FUND                GROWTH HLS FUND                HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................        7,297   $    86,583        3,970   $    58,377        5,265   $   203,385
        Shares issued on reinvestment of
          distributions..................           --            --           --            --          111         4,863
        Shares redeemed..................       (1,217)      (13,339)        (331)       (5,296)      (1,043)      (39,423)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........        6,080   $    73,244        3,639   $    53,081        4,333   $   168,825
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                                                                                       HARTFORD VALUE
                                           HARTFORD U.S. GOVERNMENT         HARTFORD VALUE             OPPORTUNITIES
                                              SECURITIES HLS FUND              HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................       16,467   $   188,213        6,252   $    52,306        2,033   $    25,825
        Shares issued on reinvestment of
          distributions..................          280         3,219           58           563            5            68
        Shares redeemed..................       (4,652)      (52,624)        (484)       (4,043)        (195)       (2,494)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........       12,095   $   138,808        5,826   $    48,826        1,843   $    23,399
                                           ===========   ===========   ==========   ===========   ==========   ===========

     The following information is for the year ended December 31, 2002:

                                                                                                      HARTFORD CAPITAL
                                               HARTFORD ADVISERS            HARTFORD BOND               APPRECIATION
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................      207,487   $   503,856      668,428   $   815,855      166,965   $   642,585
        Shares issued in merger..........      220,049       488,111       77,738        90,378           --            --
        Shares issued on reinvestment of
          distributions..................      105,657       310,849       83,422        92,931        2,847        43,001
        Shares redeemed..................     (878,389)   (1,912,142)    (387,997)     (493,343)    (395,688)   (1,397,883)
        Shares issued in 1 for 10 stock
          split..........................   (4,233,249)           --   (1,614,335)           --   (1,774,749)           --
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........   (4,578,445)  $  (609,326)  (1,172,744)  $   505,821   (2,000,625)  $  (712,297)
                                           ===========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                           HARTFORD DISCIPLINED EQUITY    HARTFORD DIVIDEND AND          HARTFORD FOCUS
                                                    HLS FUND                 GROWTH HLS FUND                HLS FUND
                                           ---------------------------   ------------------------   ------------------------
                                              SHARES         AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           ------------   ------------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................      156,947    $   178,241       333,066   $   644,897       25,022   $    23,818
        Shares issued in merger..........      186,136        200,110            --            --           --            --
        Shares issued on reinvestment of
          distributions..................        2,171          2,112        96,010       201,073          451           369
        Shares redeemed..................     (185,140)      (191,489)     (302,046)     (539,278)     (12,497)      (10,820)
        Shares issued in 1 for 10 stock
          split..........................     (462,598)            --    (1,638,206)           --      (40,193)           --
                                           -----------    -----------    ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........     (302,484)   $   188,974    (1,511,176)  $   306,692      (27,217)  $    13,367
                                           ===========    ===========    ==========   ===========   ==========   ===========

                                                                           HARTFORD GLOBAL            HARTFORD GLOBAL
                                           HARTFORD GLOBAL ADVISERS         COMMUNICATIONS           FINANCIAL SERVICES
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................       59,391   $    58,817        8,599   $     4,901        9,916   $     9,178
        Shares issued on reinvestment of
          distributions..................          358           344           12            24           29           107
        Shares redeemed..................      (91,890)      (92,474)     (12,234)       (1,925)     (13,038)       (4,577)
        Shares issued in 1 for 10 stock
          split..........................     (268,006)           --       (6,601)           --      (10,011)           --
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........     (300,147)  $   (33,313)     (10,224)  $     3,000      (13,104)  $     4,708
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                                                                                      HARTFORD GLOBAL
                                            HARTFORD GLOBAL HEALTH     HARTFORD GLOBAL LEADERS           TECHNOLOGY
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................      145,513   $   182,644      453,367   $   595,753      253,790   $   105,108
        Shares issued in merger..........                                 183,081       253,327           --            --
        Shares issued on in-kind
          transactions...................                                      --            --       12,217         6,109*
        Shares issued on reinvestment of
          distributions..................        4,018         4,918          727         5,462           --            --
        Shares redeemed..................     (141,592)     (171,948)    (474,221)     (656,987)    (257,161)     (105,291)
        Shares issued in 1 for 10 stock
          split..........................     (130,846)           --     (451,449)           --     (165,808)           --
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........     (122,907)  $    15,614     (288,495)  $   197,555     (156,962)  $     5,926
                                           ===========   ===========   ==========   ===========   ==========   ===========

        * During the year ended December 31, 2002, the Hartford Global Technology HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation (depreciation) of ($925) from a shareholder of an affiliated fund offered by The Hartford in exchange for shares of the Fund noted.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           HARTFORD GROWTH
                                                HARTFORD GROWTH             OPPORTUNITIES           HARTFORD HIGH YIELD
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................        1,687   $    15,219        1,122   $    20,116      322,884   $   335,553
        Shares issued in merger..........           --            --           --            --       50,751        48,048
        Shares issued on reinvestment of
          distributions..................           --            --           --            --       11,823         9,980
        Shares redeemed..................         (133)       (1,099)      (5,284)      (96,713)    (299,921)     (299,268)
        Shares issued in 1 for 10 stock
          split..........................           --            --           --            --     (193,755)           --
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........        1,554   $    14,120       (4,162)  $   (76,597)    (108,218)  $    94,313
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                                                        HARTFORD INTERNATIONAL     HARTFORD INTERNATIONAL
                                                HARTFORD INDEX           CAPITAL APPRECIATION          OPPORTUNITIES
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................       67,923   $   229,511       82,184   $    67,740    3,291,660   $ 2,907,057
        Shares issued in merger..........       97,999       293,220           --            --           --            --
        Shares issued on in-kind
          transactions...................           --            --           --            --       12,252        11,716*
        Shares issued on reinvestment of
          distributions..................       28,220        91,135           16            68       10,217        15,535
        Shares redeemed..................     (156,348)     (459,666)     (59,640)      (53,304)  (3,352,850)   (3,086,177)
        Shares issued in 1 for 10 stock
          split..........................     (592,800)           --      (31,146)           --     (865,011)           --
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........     (555,006)  $   154,200       (8,586)  $    14,504     (903,732)  $  (151,869)
                                           ===========   ===========   ==========   ===========   ==========   ===========

        * During the year ended December 31, 2002, the Hartford International Opportunities HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation (depreciation) of ($547) from a shareholder of an affiliated fund offered by The Hartford in exchange for shares of the Fund noted.

                                            HARTFORD INTERNATIONAL
                                                 SMALL COMPANY             HARTFORD MIDCAP         HARTFORD MIDCAP VALUE
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................       29,060   $    32,822      219,613   $   471,596      428,431   $   468,815
        Shares issued on in-kind
          transactions...................           --            --       20,551        42,766*          --            --
        Shares issued on reinvestment of
          distributions..................           37            37          984         1,990           80           685
        Shares redeemed..................      (17,693)      (18,054)    (328,180)     (685,936)    (236,285)     (243,479)
        Shares issued in 1 for 10 stock
          split..........................      (14,182)           --     (681,615)           --     (256,105)           --
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........       (2,778)  $    14,805     (768,647)  $  (169,584)     (63,879)  $   226,021
                                           ===========   ===========   ==========   ===========   ==========   ===========

        * During the year ended December 31, 2002, the Hartford MidCap HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation (depreciation) of $3,125 from a shareholder of an affiliated fund offered by The Hartford in exchange for shares of the Fund noted.

--------------------------------------------------------------------------------

                                             HARTFORD MONEY MARKET        HARTFORD MORTGAGE        HARTFORD SMALL COMPANY
                                                   HLS FUND               SECURITIES LS FUND              HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................    7,433,161   $ 7,433,161      344,087   $   424,959      288,006   $   353,870
        Shares issued in merger..........      122,443       122,443           --            --           --            --
        Shares issued on in-kind
          transactions...................           --            --           --            --       18,874        24,995*
        Shares issued on reinvestment of
          distributions..................       29,756        29,756       16,459        18,984           --            --
        Shares redeemed..................   (7,133,424)   (7,133,424)    (127,120)     (164,767)    (322,882)     (394,686)
        Shares issued in 1 for 10 stock
          split..........................           --            --     (540,701)           --     (490,203)           --
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........      451,936   $   451,936     (307,275)  $   279,176     (506,205)  $   (15,821)
                                           ===========   ===========   ==========   ===========   ==========   ===========

        * During the year ended December 31, 2002, the Hartford Small Company HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation (depreciation) of $2,151 from a shareholder of an affiliated fund offered by The Hartford in exchange for shares of the Fund noted.

                                           HARTFORD SMALLCAP GROWTH         HARTFORD STOCK        HARTFORD U.S. GOVERNMENT
                                                   HLS FUND                    HLS FUND             SECURITIES HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................       11,815   $   143,723       82,040   $   368,314       43,979   $   482,125
        Shares issued on reinvestment of
          distributions..................           --            --        2,398        58,646          840         8,732
        Shares redeemed..................      (12,644)     (155,849)    (302,325)   (1,250,816)      (8,975)      (98,361)
        Shares issued in 1 for 10 stock
          split..........................           --            --   (1,292,904)           --           --            --
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........         (829)  $   (12,126)  (1,510,791)  $  (823,856)      35,844   $   392,496
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                                                            HARTFORD VALUE
                                                HARTFORD VALUE              OPPORTUNITIES
                                                   HLS FUND                    HLS FUND
                                           -------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------
        CLASS IA
        Shares sold......................       62,154   $    61,107        1,276   $    15,454
        Shares issued on reinvestment of
          distributions..................           97           735          218         3,217
        Shares redeemed..................      (17,586)      (15,014)      (2,121)      (25,157)
        Shares issued in 1 for 10 stock
          split..........................      (76,548)           --           --            --
                                           -----------   -----------   ----------   -----------
        Net Increase (Decrease)..........      (31,883)  $    46,828         (627)  $    (6,486)
                                           ===========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                      HARTFORD CAPITAL
                                               HARTFORD ADVISERS            HARTFORD BOND               APPRECIATION
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................      127,755   $   317,874      182,699   $   240,018       91,808   $   361,932
        Shares issued on reinvestment of
          distributions..................        5,569        17,707       10,543        11,710          172         2,845
        Shares redeemed..................      (35,672)      (77,330)     (25,861)      (36,070)     (18,914)      (64,902)
        Shares issued in 1 for 10 stock
          split..........................     (284,427)           --     (268,394)           --     (153,584)           --
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........     (186,775)  $   258,251     (101,013)  $   215,658      (80,518)  $   299,875
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                           HARTFORD DISCIPLINED EQUITY    HARTFORD DIVIDEND AND          HARTFORD FOCUS
                                                    HLS FUND                 GROWTH HLS FUND                HLS FUND
                                           ---------------------------   ------------------------   ------------------------
                                              SHARES         AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           ------------   ------------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................       28,959    $    34,007       115,448   $   232,771       17,365   $    16,869
        Shares issued on reinvestment of
          distributions..................          148            143         7,052        15,891          185           151
        Shares redeemed..................       (7,355)        (7,105)      (13,505)      (22,763)      (3,663)       (3,590)
        Shares issued in 1 for 10 stock
          split..........................      (54,940)            --      (169,150)           --      (19,995)           --
                                           -----------    -----------    ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........      (33,188)   $    27,045       (60,155)  $   225,899       (6,108)  $    13,430
                                           ===========    ===========    ==========   ===========   ==========   ===========

                                                                           HARTFORD GLOBAL        HARTFORD GLOBAL FINANCIAL
                                           HARTFORD GLOBAL ADVISERS         COMMUNICATIONS                 SERVICES
                                                   HLS FUND                    HLS FUND                    HLS FUND
                                           -------------------------   ------------------------   --------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT
                                           -----------   -----------   ----------   -----------   -----------   ------------
        CLASS IB
        Shares sold......................        8,058   $     9,016        4,136   $     2,232        5,275    $     4,991
        Shares issued on reinvestment of
          distributions..................            9             9            5             9           15             58
        Shares redeemed..................       (3,545)       (3,634)      (2,264)         (616)      (1,904)          (886)
        Shares issued in 1 for 10 stock
          split..........................      (14,665)           --       (3,758)           --       (6,144)            --
                                           -----------   -----------   ----------   -----------   ----------    -----------
        Net Increase (Decrease)..........      (10,143)  $     5,391       (1,881)  $     1,625       (2,758)   $     4,163
                                           ===========   ===========   ==========   ===========   ==========    ===========

                                                                                                      HARTFORD GLOBAL
                                            HARTFORD GLOBAL HEALTH     HARTFORD GLOBAL LEADERS           TECHNOLOGY
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................       20,087   $    29,128       17,083   $    25,478       21,490   $     8,807
        Shares issued on reinvestment of
          distributions..................          887         1,082           52           437           --            --
        Shares redeemed..................       (6,398)       (8,034)      (6,220)       (8,125)     (12,716)       (4,337)
        Shares issued in 1 for 10 stock
          split..........................      (34,864)           --      (40,358)           --      (38,333)           --
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........      (20,288)  $    22,176      (29,443)  $    17,790      (29,559)  $     4,470
                                           ===========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                                           HARTFORD GROWTH
                                                HARTFORD GROWTH             OPPORTUNITIES           HARTFORD HIGH YIELD
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................        1,033   $     9,056          329   $     5,419       60,625   $    63,346
        Shares issued on reinvestment of
          distributions..................           --                         --            --        2,038         1,713
        Shares redeemed..................         (115)         (961)          (6)          (97)     (27,423)      (31,304)
        Shares issued in 1 for 10 stock
          split..........................           --            --           --            --      (55,428)           --
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........          918   $     8,095          323   $     5,322      (20,188)  $    33,755
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                                                        HARTFORD INTERNATIONAL     HARTFORD INTERNATIONAL
                                                HARTFORD INDEX           CAPITAL APPRECIATION          OPPORTUNITIES
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................       14,140   $    46,598       15,438   $    13,697      174,550   $   151,571
        Shares issued on reinvestment of
          distributions..................          801         2,735            7            27          237           431
        Shares redeemed..................       (3,519)       (9,635)      (4,100)       (3,150)    (161,775)     (143,959)
        Shares issued in 1 for 10 stock
          split..........................      (22,984)           --      (15,295)           --      (32,948)           --
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........      (11,562)  $    39,698       (3,950)  $    10,574      (19,936)  $     8,043
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                            HARTFORD INTERNATIONAL
                                                 SMALL COMPANY             HARTFORD MIDCAP         HARTFORD MIDCAP VALUE
                                                   HLS FUND                    HLS FUND                   HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................        8,267   $     8,409        3,241   $     8,382       83,697   $    91,830
        Shares issued on reinvestment of
          distributions..................            9             9           --            --           13           114
        Shares redeemed..................       (4,076)       (3,610)     (10,029)      (20,151)      (7,700)       (7,068)
        Shares issued in 1 for 10 stock
          split..........................       (4,440)           --      (44,529)           --      (89,860)           --
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........         (240)  $     4,808      (51,317)  $   (11,769)     (13,850)  $    84,876
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD MONEY MARKET        HARTFORD MORTGAGE        HARTFORD SMALL COMPANY
                                                   HLS FUND              SECURITIES HLS FUND              HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................      390,278   $   390,278       73,211   $   101,012       32,500   $    42,028
        Shares issued on reinvestment of
          distributions..................        2,405         2,405        1,714         1,967           --            --
        Shares redeemed..................     (282,898)     (282,898)     (11,231)      (15,046)      (9,931)      (11,195)
        Shares issued in 1 for 10 stock
          split..........................           --            --      (76,646)           --      (60,150)
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........      109,785   $   109,785      (12,952)  $    87,933      (37,581)  $    30,833
                                           ===========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                           HARTFORD SMALLCAP GROWTH         HARTFORD STOCK        HARTFORD U.S. GOVERNMENT
                                                   HLS FUND                    HLS FUND             SECURITIES HLS FUND
                                           -------------------------   ------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................          672   $     7,939       30,948   $   142,796        9,479   $   104,947
        Shares issued on reinvestment of
          distributions..................           --            --          106         2,766           --            --
        Shares redeemed..................          (62)         (723)      (9,557)      (38,041)        (587)       (6,491)
        Shares issued in 1 for 10 stock
          split..........................           --            --      (70,496)           --           --            --
                                           -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)..........          610   $     7,216      (48,999)  $   107,521        8,892   $    98,456
                                           ===========   ===========   ==========   ===========   ==========   ===========

                                                                            HARTFORD VALUE
                                                HARTFORD VALUE              OPPORTUNITIES
                                                   HLS FUND                    HLS FUND
                                           -------------------------   ------------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT
                                           -----------   -----------   ----------   -----------
        CLASS IB
        Shares sold......................       30,944   $    31,129          318   $     3,486
        Shares issued on reinvestment of
          distributions..................           40           306           --            --
        Shares redeemed..................       (3,837)       (3,372)         (27)         (297)
        Shares issued in 1 for 10 stock
          split..........................      (34,704)           --           --            --
                                           -----------   -----------   ----------   -----------
        Net Increase (Decrease)..........       (7,557)  $    28,063          291   $     3,189
                                           ===========   ===========   ==========   ===========

10. LINE OF CREDIT:

          The Funds, except for the Hartford Money Market HLS Fund, participate in a $550,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires an eight basis point fee to be paid, to State Street Bank, based on the amount of the commitment, which has not been utilized. During the year ended December 31, 2003, the Funds did not have any borrowings under this facility.

11. REVERSE STOCK SPLITS:

     a) On November 22, 2002, a reverse stock split was declared for Hartford Advisers HL S Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Value HLS Fund at a one to ten ratio.

--------------------------------------------------------------------------------

     b) On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                                      REVERSE SPLIT
        FUND                                                           PERCENTAGE
        ----                                                          -------------
        Hartford Advisers HLS Fund..................................      29.67%
        Hartford Bond HLS Fund......................................      93.07
        Hartford Capital Appreciation HLS Fund......................      15.42
        Hartford Dividend and Growth HLS Fund.......................      44.38
        Hartford International Opportunities HLS Fund...............      71.63
        Hartford Small Company HLS Fund.............................      74.61
        Hartford Stock HLS Fund.....................................       9.27

12. FUND MERGERS

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on January 15, 2003, shareholders of Hartford American Leaders HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II HLS Fund and Hartford Investors Growth HLS Fund (each a "Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

         Hartford American Leaders HLS Fund merged into Hartford Stock HLS Fund

         Hartford Blue Chip Stock II HLS Fund merged into Hartford Disciplined Equity HLS Fund

         Hartford Global Equity HLS Fund merged into Hartford Global Leaders HLS Fund

         Hartford International Stock II HLS Fund merged into Hartford International Opportunities HLS Fund

         Hartford Investors Growth HLS Fund merged into Hartford Disciplined Equity HLS Fund

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Target Fund, the assets of each Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. Each Acquiring Fund acquired the respective Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by each Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD GLOBAL LEADERS HLS FUND                               CLASS IA    CLASS IB
        --------------------------------                              ----------   --------
        Net assets of Hartford Global Equity HLS Fund on January 24,
          2003......................................................  $   11,029   $     --
        Hartford Global Equity HLS Fund shares exchanged............       1,498         --
        Hartford Global Leaders HLS Fund shares issued..............         953         --
        Net assets of Hartford Global Leaders HLS Fund immediately
          before the merger.........................................  $  574,006   $ 57,372
        Net assets of Hartford Global Leaders HLS Fund immediately
          after the merger..........................................  $  585,038   $ 57,372

        HARTFORD DISCIPLINED EQUITY HLS FUND                           CLASS IA    CLASS IB
        ------------------------------------                          ----------   --------
        Net assets of Hartford Blue Chip Stock II HLS Fund on
          January 24, 2003..........................................  $   15,890   $     --
        Hartford Blue Chip Stock II HLS Fund shares exchanged.......       3,107         --
        Hartford Disciplined Equity HLS Fund shares issued..........       1,843         --
        Net assets of Hartford Investors Growth HLS Fund on January
          24, 2003..................................................  $   13,716   $     --
        Hartford Investors Growth HLS Fund shares exchanged.........       2,740         --
        Hartford Disciplined Equity HLS Fund shares issued..........       1,591         --
        Net assets of Hartford Disciplined Equity HLS Fund
          immediately before the merger.............................  $  454,370   $ 60,268
        Net assets of Hartford Disciplined Equity HLS Fund
          immediately after the merger..............................  $  483,976   $ 60,268

        HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND                  CLASS IA    CLASS IB
        ---------------------------------------------                 ----------   --------
        Net Assets of Hartford International Stock II HLS Fund on
          January 24, 2003..........................................  $   22,447   $     --
        Hartford International Stock II HLS Fund shares exchanged...       3,304         --
        Hartford International Opportunities HLS Fund shares
          issued....................................................       3,008         --
        Net assets of Hartford International Opportunities HLS Fund
          immediately before the merger.............................  $  684,409   $ 27,363
        Net assets of Hartford International Opportunities HLS Fund
          immediately after the merger..............................  $  706,856   $ 27,363

        HARTFORD STOCK HLS FUND                                        CLASS IA    CLASS IB
        -----------------------                                       ----------   --------
        Net assets of Hartford American Leaders HLS Fund on January
          24, 2003..................................................  $   14,137   $     --
        Hartford American Leaders HLS Fund shares exchanged.........       1,787         --
        Hartford Stock HLS Fund shares issued.......................         406         --
        Net assets of Hartford Stock HLS Fund immediately before the
          merger....................................................  $4,971,437   $298,456
        Net assets of Hartford Stock HLS Fund immediately after the
          merger....................................................  $4,985,574   $298,456

     The Hartford American Leaders HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II and Hartford Investors Growth HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of January 24, 2003:

                                                                        UNREALIZED     ACCUMULATED
                                                                       APPRECIATION    NET REALIZED   CAPITAL
        FUND                                                          (DEPRECIATION)     (LOSSES)      STOCK
        ----                                                          --------------   ------------   -------
        Hartford American Leaders HLS Fund..........................     $(2,855)         $ (35)      $18,579
        Hartford Blue Chip Stock II HLS Fund........................      (4,122)           (70)       28,311
        Hartford Global Equity HLS Fund.............................      (1,039)           (37)       14,557
        Hartford International Stock II.............................      (8,812)          (147)       42,026
        Hartford Investors Growth HLS Fund..........................        (453)           (16)       24,976

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis High Yield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market

--------------------------------------------------------------------------------

     Series (each a "Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

         Fortis Asset Allocation Series merged into Hartford Advisers HLS Fund, Inc.

         Fortis Global Growth Series merged into Hartford Global Leaders HLS
         Fund

         Fortis Growth & Income Series merged into Hartford Disciplined Equity HLS Fund

         Fortis High Yield Series merged into Hartford High Yield HLS Fund

         Fortis Diversified Income Series merged into Hartford Bond HLS Fund,
         Inc.

         Fortis S&P 500 Index Series merged into Hartford Index HLS Fund, Inc.

         Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Fortis Fund, the assets of each Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Funds (the "Hartford Fund") on April 30, 2002. Each Hartford Fund acquired the Fortis Fund's assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

                         HARTFORD ADVISERS HLS FUND                    CLASS IA     CLASS IB
                         --------------------------                   -----------   --------
        Net assets of Fortis Asset Allocation on April 30, 2002.....  $   488,111   $     --
        Fortis Asset Allocation shares exchanged....................       34,477         --
        Hartford Advisers shares issued.............................      220,049         --
        Net assets of Hartford Advisers immediately before the
        merger......................................................  $11,086,683   $588,603
        Net assets of Hartford Advisers immediately after the
        merger......................................................  $11,574,794   $588,603

        HARTFORD GLOBAL LEADERS HLS FUND                               CLASS IA     CLASS IB
        --------------------------------                              -----------   --------
        Net assets of Fortis Global Growth on April 30, 2002........  $   253,327   $     --
        Fortis Global Growth shares exchanged.......................       17,918         --
        Hartford Global Leaders shares issued.......................      183,081         --
        Net assets of Hartford Global Leaders immediately before the
          merger....................................................  $   469,286   $ 52,090
        Net assets of Hartford Global Leaders immediately after the
          merger....................................................  $   722,613   $ 52,090

        HARTFORD DISCIPLINED EQUITY HLS FUND                           CLASS IA     CLASS IB
        ------------------------------------                          -----------   --------
        Net assets of Fortis Growth & Income on April 30, 2002......  $   200,110   $     --
        Fortis Growth & Income shares exchanged.....................       15,260         --
        Hartford Disciplined Equity shares issued...................      186,136         --
        Net assets of Hartford Disciplined Equity immediately before
          the merger................................................  $   395,598   $ 51,483
        Net assets of Hartford Disciplined Equity immediately after
          the merger................................................  $   595,708   $ 51,483

        HARTFORD HIGH YIELD HLS FUND                                   CLASS IA     CLASS IB
        ----------------------------                                  -----------   --------
        Net assets of Fortis High Yield on April 30, 2002...........  $    48,048   $     --
        Fortis High Yield shares exchanged..........................        8,528         --
        Hartford High Yield shares issued...........................       50,751         --
        Net assets of Hartford High Yield immediately before the
          merger....................................................  $   142,974   $ 34,629
        Net assets of Hartford High Yield immediately after the
          merger....................................................  $   191,022   $ 34,629

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

        HARTFORD BOND HLS FUND                                         CLASS IA     CLASS IB
        ----------------------                                        -----------   --------
        Net assets of Fortis Diversified Income on April 30, 2002...  $    90,378   $     --
        Fortis Diversified Income shares exchanged..................        9,225         --
        Hartford Bond shares issued.................................       77,738         --
        Net assets of Hartford Bond immediately before the merger...  $ 1,582,247   $194,002
        Net assets of Hartford Bond immediately after the merger....  $ 1,672,625   $194,002

        HARTFORD INDEX HLS FUND                                        CLASS IA     CLASS IB
        -----------------------                                       -----------   --------
        Net assets of Fortis S&P 500 on April 30, 2002..............  $   293,220   $     --
        Fortis S&P 500 Index shares exchanged.......................       19,110         --
        Hartford Index shares issued................................       97,999         --
        Net assets of Hartford Index immediately before the
          merger....................................................  $ 1,846,941   $ 54,976
        Net assets of Hartford Index immediately after the merger...  $ 2,140,161   $ 54,976

        HARTFORD MONEY MARKET HLS FUND                                 CLASS IA     CLASS IB
        ------------------------------                                -----------   --------
        Net assets of Fortis Money Market on April 30, 2002.........  $   122,443   $     --
        Fortis Money Market shares exchanged........................       11,346         --
        Hartford Money Market shares issued.........................      122,443         --
        Net assets of Hartford Money Market immediately before the
          merger....................................................  $ 1,794,364   $166,561
        Net assets of Hartford Money Market immediately after the
          merger....................................................  $ 1,916,807   $166,561

     The Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis High Yield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market Series had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of April 30, 2002:

                                                                       UNREALIZED     ACCUMULATED
                                                                      APPRECIATION    NET REALIZED
        FUND                                                         (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                         --------------   ------------   -------------
        Fortis Asset Allocation Series.............................     $(28,666)       $(12,278)      $529,055
        Fortis Global Growth Series................................        9,623          (3,966)       247,671
        Fortis Growth and Income Series............................      (10,883)           (792)       211,785
        Fortis High Yield Series...................................      (11,371)        (20,858)        80,264
        Fortis Diversified Income Series...........................       (3,540)         (8,690)       102,606
        Fortis S&P 500 Index Series................................      (20,814)             --        293,220
        Fortis Money Market Series.................................           --              --        122,443

13. FUND MERGERS SUBSEQUENT TO DECEMBER 31, 2003:

     PROPOSED REORGANIZATION OF HARTFORD MULTISECTOR BOND HLS FUND IN HARTFORD HLS SERIES FUND II, INC. At a meeting held on November 4, 2003, the Boards of Directors of the Hartford Multisector Bond HLS Fund and the Hartford Bond HLS Fund approved, subject to shareholder approval, a reorganization of Hartford Multisector Bond HLS Fund into Hartford Bond HLS Fund. A special meeting of shareholders will be held on April 20, 2004. Shareholders of Hartford Multisector Bond HLS Fund will vote on a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and Hartford Series Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of the Hartford Multisector Bond HLS Fund, the assets of the Hartford Multisector Bond HLS Fund would be acquired by the Hartford Bond HLS Fund on or about April 30, 2004. The Hartford Bond HLS Fund would acquire the Hartford Multisector Bond HLS Fund's assets in exchange for the Hartford Bond HLS Fund's shares, which would be distributed pro rata by the Hartford Multisector Bond HLS Fund to the holders of its shares on April 30, 2004, in complete liquidation of the Hartford Multisector Bond HLS Fund.

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        -- SELECTED PER-SHARE DATA (4) --
                                 ----------------------------------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                 NET ASSET           NET             UNREALIZED           TOTAL           DIVIDENDS
                                 VALUE AT         INVESTMENT            GAIN               FROM            FROM NET
                                 BEGINNING          INCOME           (LOSS) ON          INVESTMENT        INVESTMENT
                                 OF PERIOD          (LOSS)          INVESTMENTS         OPERATIONS          INCOME
                                 ---------        ----------        ------------        ----------        ----------
HARTFORD ADVISERS HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................  $19.59            $ 0.42            $  3.18            $  3.60           $ (0.52)
   Class IB.....................   19.72              0.41               3.16               3.57             (0.48)
   For the Year Ended December
     31, 2002
   Class IA.....................   23.44(5)           0.51(5)           (4.10)(5)          (3.59)(5)         (0.26)(5)
   Class IB.....................   23.60(5)           0.46(5)           (4.10)(5)          (3.64)(5)         (0.24)(5)
   For the Year Ended December
     31, 2001
   Class IA.....................   26.65(5)           0.64(5)           (1.85)(5)          (1.21)(5)         (0.73)(5)
   Class IB.....................   26.63(5)           0.50(5)           (1.77)(5)          (1.27)(5)         (0.49)(5)
   For the Year Ended December
     31, 2000
   Class IA.....................   29.65(5)           0.68(5)           (0.88)(5)          (0.20)(5)         (0.23)(5)
   Class IB.....................   29.66(5)           0.74(5)           (0.98)(5)          (0.24)(5)         (0.22)(5)
   For the Year Ended December
     31, 1999
   Class IA.....................   29.85(5)           0.68(5)            2.21(5)            2.89(5)          (0.63)(5)
   Class IB.....................   35.77(5)(6)        0.61(5)(6)         2.21(5)(6)         2.82(5)(6)       (0.64)(5)(6)
HARTFORD BOND HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................   11.95              0.36               0.57               0.93             (0.50)
   Class IB.....................   11.90              0.40               0.50               0.90             (0.49)
   For the Year Ended December
     31, 2002
   Class IA.....................   11.46(5)           0.56(5)           (0.01)(5)           0.55(5)          (0.05)(5)
   Class IB.....................   11.43(5)           0.46(5)            0.07(5)            0.53(5)          (0.05)(5)
   For the Year Ended December
     31, 2001
   Class IA.....................   11.08(5)           0.46(5)            0.48(5)            0.94(5)          (0.56)(5)
   Class IB.....................   11.07(5)           0.41(5)            0.50(5)            0.91(5)          (0.55)(5)
   For the Year Ended December
     31, 2000
   Class IA.....................    9.94(5)           0.69(5)            0.50(5)            1.19(5)          (0.05)(5)
   Class IB.....................    9.95(5)           0.61(5)            0.56(5)            1.17(5)          (0.05)(5)
   For the Year Ended December
     31, 1999
   Class IA.....................   10.81(5)           0.62(5)           (0.84)(5)          (0.22)(5)         (0.58)(5)
   Class IB.....................   10.83(5)(6)        0.61(5)(6)        (0.84)(5)(6)       (0.23)(5)(6)      (0.57)(5)(6)
HARTFORD CAPITAL APPRECIATION
 HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................   31.70              0.26              13.17              13.43             (0.22)
   Class IB.....................   31.63              0.19              13.10              13.29             (0.16)
   For the Year Ended December
     31, 2002
   Class IA.....................   39.75(5)           0.15(5)           (8.01)(5)          (7.86)(5)         (0.19)(5)
   Class IB.....................   39.68(5)           0.12(5)           (8.03)(5)          (7.91)(5)         (0.14)(5)
   For the Year Ended December
     31, 2001
   Class IA.....................   59.26(5)           0.21(5)           (3.36)(5)          (3.15)(5)         (0.27)(5)
   Class IB.....................   59.23(5)           0.06(5)           (3.29)(5)          (3.23)(5)         (0.23)(5)
   For the Year Ended December
     31, 2000
   Class IA.....................   60.95(5)           0.41(5)            7.57(5)            7.98(5)          (0.39)(5)
   Class IB.....................   60.98(5)          (0.77)(5)           8.64(5)            7.87(5)          (0.34)(5)
   For the Year Ended December
     31, 1999
   Class IA.....................   47.59(5)           0.23(5)           16.43(5)           16.66(5)          (0.18)(5)
   Class IB.....................   64.37(5)(6)        1.50(5)(6)        15.03(5)(6)        16.53(5)(6)       (0.13)(5)(6)

                                                         -- SELECTED PER-SHARE DATA (4) --
                                  --------------------------------------------------------

                                                        DISTRIBUTIONS
                                    DIVIDENDS               FROM
                                   IN EXCESS OF         NET REALIZED         DISTRIBUTIONS
                                  NET INVESTMENT          GAINS ON               FROM
                                      INCOME             INVESTMENTS            CAPITAL
                                  --------------        -------------        -------------
HARTFORD ADVISERS HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................     $    --               $    --              $    --
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 2002
   Class IA.....................          --(5)                 --(5)                --(5)
   Class IB.....................          --(5)                 --(5)                --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................          --(5)              (1.27)(5)               --(5)
   Class IB.....................          --(5)              (1.27)(5)               --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................          --(5)              (2.57)(5)               --(5)
   Class IB.....................          --(5)              (2.57)(5)               --(5)
   For the Year Ended December
     31, 1999
   Class IA.....................          --(5)              (2.46)(5)               --(5)
   Class IB.....................          --(5)(6)           (8.29)(5)(6)            --(5)(6)
HARTFORD BOND HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................          --                 (0.06)                  --
   Class IB.....................          --                 (0.06)                  --
   For the Year Ended December
     31, 2002
   Class IA.....................          --(5)              (0.01)(5)               --(5)
   Class IB.....................          --(5)              (0.01)(5)               --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................          --(5)                 --(5)                --(5)
   Class IB.....................          --(5)                 --(5)                --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................          --(5)                 --(5)                --(5)
   Class IB.....................          --(5)                 --(5)                --(5)
   For the Year Ended December
     31, 1999
   Class IA.....................          --(5)              (0.07)(5)               --(5)
   Class IB.....................          --(5)(6)           (0.08)(5)(6)            --(5)(6)
HARTFORD CAPITAL APPRECIATION
 HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................          --                    --                   --
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 2002
   Class IA.....................          --(5)                 --(5)                --(5)
   Class IB.....................          --(5)                 --(5)                --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................          --(5)             (16.09)(5)               --(5)
   Class IB.....................          --(5)             (16.09)(5)               --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................          --(5)              (9.28)(5)               --(5)
   Class IB.....................          --(5)              (9.28)(5)               --(5)
   For the Year Ended December
     31, 1999
   Class IA.....................          --(5)              (3.12)(5)               --(5)
   Class IB.....................          --(5)(6)          (19.79)(5)(6)            --(5)(6)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                               -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------------------

                                                                                                        RATIO OF
                         NET INCREASE                                                 NET ASSETS        EXPENSES
                         (DECREASE) IN          NET ASSET                              AT END OF       TO AVERAGE
        TOTAL             NET ASSETS            VALUE AT             TOTAL              PERIOD         NET ASSETS
    DISTRIBUTIONS            VALUE            END OF PERIOD        RETURN(8)        (000'S OMITTED)   AFTER WAIVERS
    -------------        -------------        -------------        ---------        ---------------   -------------
       $ (0.52)             $  3.08              $22.67              18.49%           $10,358,449         0.67%
         (0.48)                3.09               22.81              18.20              1,263,641         0.92
         (0.26)(5)            (3.85)(5)           19.59(5)          (13.79)             9,249,397         0.67
         (0.24)(5)            (3.88)(5)           19.72(5)          (13.99)               672,078         0.90
         (2.00)(5)            (3.21)(5)           23.44(5)           (4.64)            11,836,564         0.66
         (1.76)(5)            (3.03)(5)           23.60(5)           (4.81)               521,205         0.84
         (2.80)(5)            (3.00)(5)           26.65(5)           (0.75)            13,430,507         0.66
         (2.79)(5)            (3.03)(5)           26.63(5)           (0.92)               252,247         0.84
         (3.09)(5)            (0.20)(5)           29.65(5)           10.59             14,082,895         0.65
         (8.93)(5)(6)         (6.11)(5)(6)        29.66(5)(6)        10.39                137,318         0.83
         (0.56)                0.37               12.32               7.85              2,332,343         0.50
         (0.55)                0.35               12.25               7.58                734,768         0.75
         (0.06)(5)             0.49(5)            11.95(5)           10.08              2,145,266         0.51
         (0.06)(5)             0.47(5)            11.90(5)            9.83                382,864         0.75
         (0.56)(5)             0.38(5)            11.46(5)            8.68              1,549,698         0.51
         (0.55)(5)             0.36(5)            11.43(5)            8.49                152,254         0.69
         (0.05)(5)             1.14(5)            11.08(5)           11.99              1,033,043         0.52
         (0.05)(5)             1.12(5)            11.07(5)           11.79                 31,551         0.70
         (0.65)(5)            (0.87)(5)            9.94(5)           (2.02)               978,861         0.52
         (0.65)(5)(6)         (0.88)(5)(6)         9.95(5)(6)        (2.19)                15,818         0.70
         (0.22)               13.21               44.91              42.38              8,912,749         0.69
         (0.16)               13.13               44.76              42.02              1,579,399         0.94
         (0.19)(5)            (8.05)(5)           31.70(5)          (19.70)             6,240,859         0.69
         (0.14)(5)            (8.05)(5)           31.63(5)          (19.88)               588,013         0.92
        (16.36)(5)           (19.51)(5)           39.75(5)           (6.94)             8,734,600         0.68
        (16.32)(5)           (19.55)(5)           39.68(5)           (7.10)               393,241         0.86
         (9.67)(5)            (1.69)(5)           59.26(5)           13.22              9,581,897         0.66
         (9.62)(5)            (1.75)(5)           59.23(5)           13.02                136,058         0.84
         (3.30)(5)            13.36(5)            60.95(5)           37.46              7,963,003         0.66
        (19.92)(5)(6)         (3.39)(5)(6)        60.98(5)(6)        37.21                 22,993         0.84

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.67%          2.03%          48%
          0.92           1.78           48
          0.67           2.29           47
          0.92           2.07           47
          0.66           2.51           34
          0.91           2.33           34
          0.66           2.47           40
          0.91           2.29           40
          0.66           2.46           38
          0.91           2.28           38
          0.50           3.74          215
          0.75           3.49          215
          0.51           5.58          108
          0.76           5.34          108
          0.51           5.87          185
          0.76           5.69          185
          0.52           6.54          169
          0.77           6.36          169
          0.52           6.09          111
          0.77           5.91          111
          0.69           0.77           94
          0.94           0.52           94
          0.69           0.64           94
          0.94           0.41           94
          0.68           0.57           92
          0.93           0.39           92
          0.66           0.64          108
          0.91           0.46          108
          0.66           0.46           66
          0.91           0.28           66

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                        -- SELECTED PER-SHARE DATA (4) --
                                 ----------------------------------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                 NET ASSET           NET             UNREALIZED           TOTAL           DIVIDENDS
                                 VALUE AT         INVESTMENT            GAIN               FROM            FROM NET
                                 BEGINNING          INCOME           (LOSS) ON          INVESTMENT        INVESTMENT
                                 OF PERIOD          (LOSS)          INVESTMENTS         OPERATIONS          INCOME
                                 ---------        ----------        ------------        ----------        ----------
HARTFORD DISCIPLINED EQUITY HLS
 FUND
   For the Year Ended December
     31, 2003
   Class IA.....................  $ 8.80            $ 0.07            $  2.45            $  2.52           $ (0.12)
   Class IB.....................    8.75              0.05               2.43               2.48             (0.09)
   For the Year Ended December
     31, 2002
   Class IA.....................   11.72(5)           0.05(5)           (2.97)(5)          (2.92)(5)            --(5)
   Class IB.....................   11.67(5)           0.04(5)           (2.96)(5)          (2.92)(5)            --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................   13.26(5)           0.06(5)           (1.10)(5)          (1.04)(5)            --(5)
   Class IB.....................   13.23(5)           0.05(5)           (1.11)(5)          (1.06)(5)            --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................   14.32(5)           0.05(5)           (0.85)(5)          (0.80)(5)         (0.05)(5)
   Class IB.....................   14.30(5)          (0.08)(5)          (0.74)(5)          (0.82)(5)         (0.04)(5)
   For the Year Ended December
     31, 1999
   Class IA.....................   11.86(5)           0.04(5)            2.55(5)            2.59(5)          (0.04)(5)
   Class IB.....................   11.85(5)           0.06(5)            2.50(5)            2.56(5)          (0.02)(5)
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
   For the Year Ended December
     31, 2003
   Class IA.....................   15.09              0.24               3.79               4.03             (0.25)
   Class IB.....................   15.07              0.21               3.76               3.97             (0.22)
   For the Year Ended December
     31, 2002
   Class IA.....................   18.80(5)           0.25(5)           (3.64)(5)          (3.39)(5)         (0.23)(5)
   Class IB.....................   18.79(5)           0.24(5)           (3.66)(5)          (3.42)(5)         (0.21)(5)
   For the Year Ended December
     31, 2001
   Class IA.....................   21.24(5)           0.31(5)           (1.14)(5)          (0.83)(5)         (0.30)(5)
   Class IB.....................   21.24(5)           0.39(5)           (1.25)(5)          (0.86)(5)         (0.28)(5)
   For the Year Ended December
     31, 2000
   Class IA.....................   21.49(5)           0.35(5)            1.78(5)            2.13(5)          (0.34)(5)
   Class IB.....................   21.51(5)           0.40(5)            1.69(5)            2.09(5)          (0.32)(5)
   For the Year Ended December
     31, 1999
   Class IA.....................   21.60(5)           0.34(5)            0.75(5)            1.09(5)          (0.35)(5)
   Class IB.....................   22.67(5)(6)        0.24(5)(6)         0.77(5)(6)         1.01(5)(6)       (0.34)(5)(6)
HARTFORD EQUITY INCOME FUND
   From Inception October 31,
     2003 through December 31,
     2003
   Class IA.....................   10.00              0.02               0.75               0.77             (0.02)
   Class IB.....................   10.00              0.02               0.74               0.76             (0.02)
HARTFORD FOCUS HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................    7.74              0.03               2.16               2.19             (0.03)
   Class IB.....................    7.71              0.02               2.15               2.17             (0.02)
   For the Year Ended December
     31, 2002
   Class IA.....................   10.38(5)           0.03(5)           (2.66)(5)          (2.63)(5)            --(5)
   Class IB.....................   10.37(5)           0.02(5)           (2.67)(5)          (2.65)(5)            --(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA.....................   10.00(5)           0.02(5)            0.38(5)            0.40(5)          (0.02)(5)
   Class IB.....................   10.00(5)           0.01(5)            0.37(5)            0.38(5)          (0.01)(5)

                                                         -- SELECTED PER-SHARE DATA (4) --
                                  --------------------------------------------------------

                                                        DISTRIBUTIONS
                                    DIVIDENDS               FROM
                                   IN EXCESS OF         NET REALIZED         DISTRIBUTIONS
                                  NET INVESTMENT          GAINS ON               FROM
                                      INCOME             INVESTMENTS            CAPITAL
                                  --------------        -------------        -------------
HARTFORD DISCIPLINED EQUITY HLS
 FUND
   For the Year Ended December
     31, 2003
   Class IA.....................     $    --               $    --              $    --
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 2002
   Class IA.....................          --(5)                 --(5)                --(5)
   Class IB.....................          --(5)                 --(5)                --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................          --(5)              (0.50)(5)               --(5)
   Class IB.....................          --(5)              (0.50)(5)               --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................          --(5)              (0.21)(5)               --(5)
   Class IB.....................          --(5)              (0.21)(5)               --(5)
   For the Year Ended December
     31, 1999
   Class IA.....................          --(5)              (0.09)(5)               --(5)
   Class IB.....................          --(5)              (0.09)(5)               --(5)
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
   For the Year Ended December
     31, 2003
   Class IA.....................          --                 (0.10)                  --
   Class IB.....................          --                 (0.10)                  --
   For the Year Ended December
     31, 2002
   Class IA.....................          --(5)              (0.09)(5)               --(5)
   Class IB.....................          --(5)              (0.09)(5)               --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................          --(5)              (1.31)(5)               --(5)
   Class IB.....................          --(5)              (1.31)(5)               --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................          --(5)              (2.04)(5)               --(5)
   Class IB.....................          --(5)              (2.04)(5)               --(5)
   For the Year Ended December
     31, 1999
   Class IA.....................          --(5)              (0.85)(5)               --(5)
   Class IB.....................          --(5)(6)           (1.83)(5)(6)            --(5)(6)
HARTFORD EQUITY INCOME FUND
   From Inception October 31,
     2003 through December 31,
     2003
   Class IA.....................          --                    --                   --
   Class IB.....................          --                    --                   --
HARTFORD FOCUS HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................          --                    --                   --
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 2002
   Class IA.....................          --(5)              (0.01)(5)               --(5)
   Class IB.....................          --(5)              (0.01)(5)               --(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA.....................          --(5)                 --(5)                --(5)
   Class IB.....................          --(5)                 --(5)                --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                               -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------------------

                                                                                                        RATIO OF
                         NET INCREASE                                                 NET ASSETS        EXPENSES
                         (DECREASE) IN          NET ASSET                              AT END OF       TO AVERAGE
        TOTAL             NET ASSETS            VALUE AT             TOTAL              PERIOD         NET ASSETS
    DISTRIBUTIONS            VALUE            END OF PERIOD        RETURN(8)        (000'S OMITTED)   AFTER WAIVERS
    -------------        -------------        -------------        ---------        ---------------   -------------
       $ (0.12)             $  2.40              $11.20               28.82%          $  685,888          0.78%
         (0.09)                2.39               11.14               28.50              155,810          1.03
            --(5)             (2.92)(5)            8.80(5)           (24.65)             460,807          0.79
            --(5)             (2.92)(5)            8.75(5)           (24.85)              58,930          1.02
         (0.50)(5)            (1.54)(5)           11.72(5)            (8.02)             416,013          0.79
         (0.50)(5)            (1.56)(5)           11.67(5)            (8.18)              46,599          0.97
         (0.26)(5)            (1.06)(5)           13.26(5)            (5.64)             379,905          0.79
         (0.25)(5)            (1.07)(5)           13.23(5)            (5.81)              14,898          0.97
         (0.13)(5)             2.46(5)            14.32(5)            21.82              201,857          0.82
         (0.11)(5)             2.45(5)            14.30(5)            21.61                   14          1.00
         (0.35)                3.68               18.77               26.80            3,927,415          0.69
         (0.32)                3.65               18.72               26.48              902,779          0.94
         (0.32)(5)            (3.71)(5)           15.09(5)           (14.23)           2,810,625          0.69
         (0.30)(5)            (3.72)(5)           15.07(5)           (14.42)             327,617          0.92
         (1.61)(5)            (2.44)(5)           18.80(5)            (4.04)           3,190,773          0.68
         (1.59)(5)            (2.45)(5)           18.79(5)            (4.21)             153,848          0.86
         (2.38)(5)            (0.25)(5)           21.24(5)            10.95            3,189,857          0.68
         (2.36)(5)            (0.27)(5)           21.24(5)            10.75               35,415          0.86
         (1.20)(5)            (0.11)(5)           21.49(5)             5.31            3,207,733          0.68
         (2.17)(5)(6)         (1.16)(5)(6)        21.51(5)(6)          5.12               16,087          0.86
         (0.02)                0.75               10.75                7.65(2)             8,511          1.13(1)
         (0.02)                0.74               10.74                7.59(2)             1,609          1.38(1)
         (0.03)                2.16                9.90               28.37               49,891          0.90
         (0.02)                2.15                9.86               28.05               39,674          1.15
         (0.01)(5)            (2.64)(5)            7.74(5)           (24.59)              35,237          0.88
         (0.01)(5)            (2.66)(5)            7.71(5)           (24.76)              18,361          1.11
         (0.02)(5)             0.38(5)            10.38(5)             3.94(2)            32,968          0.95(1)
         (0.01)(5)             0.37(5)            10.37(5)             3.83(2)             8,803          1.13(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.78%          0.89%          73%
          1.03           0.64           73
          0.79           0.65           92
          1.04           0.42           92
          0.79           0.54           85
          1.04           0.36           85
          0.79           0.41           73
          1.04           0.23           73
          0.82           0.63           54
          1.07           0.45           54
          0.69           1.61           31
          0.94           1.36           31
          0.69           1.56           43
          0.94           1.33           43
          0.68           1.66           61
          0.93           1.48           61
          0.68           1.70           59
          0.93           1.52           59
          0.68           1.60           56
          0.93           1.42           56
          1.13(1)        1.50(1)         2
          1.38(1)        1.25(1)         2
          0.90           0.40          129
          1.15           0.15          129
          0.88           0.40          212
          1.13           0.17          212
          0.95(1)        0.47(1)       113
          1.20(1)        0.29(1)       113

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                        -- SELECTED PER-SHARE DATA (4) --
                                          ---------------------------------------------------------------
                                                                   NET REALIZED
                                                                       AND
                                          NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                          VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                          BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                          OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                          ---------   ----------   ------------   ----------   ----------
HARTFORD GLOBAL ADVISERS HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................  $ 9.16       $ 0.12       $  1.95       $  2.07      $ (0.08)
   Class IB..............................    9.12         0.11          1.93          2.04        (0.07)
   For the Year Ended December 31, 2002
   Class IA..............................   10.07(5)     (0.50)(5)     (0.41)(5)     (0.91)(5)       --(5)
   Class IB..............................   10.05(5)     (0.41)(5)     (0.52)(5)     (0.93)(5)       --(5)
   For the Year Ended December 31, 2001
   Class IA..............................   11.49(5)      0.23(5)      (0.94)(5)     (0.71)(5)    (0.08)(5)
   Class IB..............................   11.47(5)      0.44(5)      (1.16)(5)     (0.72)(5)    (0.07)(5)
   For the Year Ended December 31, 2000
   Class IA..............................   13.97(5)      0.46(5)      (1.34)(5)     (0.88)(5)    (0.71)(5)
   Class IB..............................   13.97(5)      0.48(5)      (1.38)(5)     (0.90)(5)    (0.71)(5)
   For the Year Ended December 31, 1999
   Class IA..............................   11.55(5)      0.40(5)       2.27(5)       2.67(5)     (0.25)(5)
   From inception November 9, 1999
     through December 31, 1999
   Class IB..............................   13.00(5)      0.04(5)       1.18(5)       1.22(5)     (0.25)(5)
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................    4.47         0.01          2.69          2.70           --
   Class IB..............................    4.47         0.01          2.67          2.68           --
   For the Year Ended December 31, 2002
   Class IA..............................    6.37(5)      0.01(5)      (1.89)(5)     (1.88)(5)    (0.02)(5)
   Class IB..............................    6.37(5)      0.01(5)      (1.89)(5)     (1.88)(5)    (0.02)(5)
   For the Year Ended December 31, 2001
   Class IA..............................   10.00(5)      0.03(5)      (3.62)(5)     (3.59)(5)    (0.04)(5)
   Class IB..............................   10.00(5)      0.02(5)      (3.62)(5)     (3.60)(5)    (0.03)(5)
HARTFORD GLOBAL FINANCIAL SERVICES HLS
 FUND
   For the Year Ended December 31, 2003
   Class IA..............................    7.51         0.13          2.14          2.27        (0.13)
   Class IB..............................    7.50         0.11          2.13          2.24        (0.11)
   For the Year Ended December 31, 2002
   Class IA..............................    9.37(5)      0.08(5)      (1.86)(5)     (1.78)(5)    (0.08)(5)
   Class IB..............................    9.36(5)      0.07(5)      (1.86)(5)     (1.79)(5)    (0.07)(5)
   For the Year Ended December 31, 2001
   Class IA..............................   10.00(5)      0.07(5)      (0.66)(5)     (0.59)(5)    (0.04)(5)
   Class IB..............................   10.00(5)      0.04(5)      (0.65)(5)     (0.61)(5)    (0.03)(5)
HARTFORD GLOBAL HEALTH HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................   11.91         0.01          3.81          3.82        (0.01)
   Class IB..............................   11.85           --          3.78          3.78           --
   For the Year Ended December 31, 2002
   Class IA..............................   14.72(5)      0.01(5)      (2.79)(5)     (2.78)(5)       --(5)
   Class IB..............................   14.68(5)      0.01(5)      (2.81)(5)     (2.80)(5)       --(5)
   For the Year Ended December 31, 2001
   Class IA..............................   14.42(5)        --(5)       0.30(5)       0.30(5)        --(5)
   Class IB..............................   14.41(5)     (0.03)(5)      0.30(5)       0.27(5)        --(5)
   From inception May,1 2000 through
     December 31, 2000
   Class IA..............................   10.00(5)      0.03(5)       4.77(5)       4.80(5)     (0.03)(5)
   Class IB..............................   10.00(5)      0.03(5)       4.75(5)       4.78(5)     (0.02)(5)

                                                        -- SELECTED PER-SHARE DATA (4) --
                                           ----------------------------------------------

                                                            DISTRIBUTIONS
                                             DIVIDENDS          FROM
                                            IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                           NET INVESTMENT     GAINS ON          FROM
                                               INCOME        INVESTMENTS       CAPITAL
                                           --------------   -------------   -------------
HARTFORD GLOBAL ADVISERS HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................     $    --          $    --         $    --
   Class IB..............................          --               --              --
   For the Year Ended December 31, 2002
   Class IA..............................          --(5)            --(5)         --(5)
   Class IB..............................          --(5)            --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA..............................          --(5)         (0.63)(5)        --(5)
   Class IB..............................          --(5)         (0.63)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA..............................          --(5)         (0.89)(5)        --(5)
   Class IB..............................          --(5)         (0.89)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA..............................          --(5)            --(5)         --(5)
   From inception November 9, 1999
     through December 31, 1999
   Class IB..............................          --(5)            --(5)         --(5)
HARTFORD GLOBAL COMMUNICATIONS HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................          --               --              --
   Class IB..............................          --               --              --
   For the Year Ended December 31, 2002
   Class IA..............................          --(5)            --(5)         --(5)
   Class IB..............................          --(5)            --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA..............................          --(5)            --(5)         --(5)
   Class IB..............................          --(5)            --(5)         --(5)
HARTFORD GLOBAL FINANCIAL SERVICES HLS
 FUND
   For the Year Ended December 31, 2003
   Class IA..............................          --               --              --
   Class IB..............................          --               --              --
   For the Year Ended December 31, 2002
   Class IA..............................          --(5)            --(5)         --(5)
   Class IB..............................          --(5)            --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA..............................          --(5)            --(5)         --(5)
   Class IB..............................          --(5)            --(5)         --(5)
HARTFORD GLOBAL HEALTH HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................          --            (0.20)             --
   Class IB..............................          --            (0.20)             --
   For the Year Ended December 31, 2002
   Class IA..............................          --(5)         (0.03)(5)        --(5)
   Class IB..............................          --(5)         (0.03)(5)        --(5)
   For the Year Ended December 31, 2001
   Class IA..............................          --(5)            --(5)         --(5)
   Class IB..............................          --(5)            --(5)         --(5)
   From inception May,1 2000 through
     December 31, 2000
   Class IA..............................          --(5)         (0.35)(5)        --(5)
   Class IB..............................          --(5)         (0.35)(5)        --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------

                                                                                    RATIO OF
                    NET INCREASE                                  NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                    AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT        TOTAL         PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD    RETURN     (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ---------   ---------------   -------------
       $(0.08)         $ 1.99          $11.15         22.26%      $  312,492          0.84%
        (0.07)           1.97           11.09         21.97           41,594          1.09
           --(5)        (0.91)(5)        9.16(5)      (8.95)         269,329          0.83
           --(5)        (0.93)(5)        9.12(5)      (9.15)          16,078          1.06
        (0.71)(5)       (1.42)(5)       10.07(5)      (6.25)         331,784          0.86
        (0.70)(5)       (1.42)(5)       10.05(5)      (6.42)          11,965          1.04
        (1.60)(5)       (2.48)(5)       11.49(5)      (6.63)         384,648          0.85
        (1.60)(5)       (2.50)(5)       11.47(5)      (6.80)           4,800          1.03
        (0.25)(5)        2.42(5)        13.97(5)      23.16          396,147          0.85
        (0.25)(5)        0.97(5)        13.97(5)       9.35(2)            11          1.03(1)
           --            2.70            7.17         60.37           17,302          1.01
           --            2.68            7.15         59.97           10,288          1.26
        (0.02)(5)       (1.90)(5)        4.47(5)     (29.36)           8,177          1.01
        (0.02)(5)       (1.90)(5)        4.47(5)     (29.50)           2,707          1.24
        (0.04)(5)       (3.63)(5)        6.37(5)     (35.74)           7,679          0.92
        (0.03)(5)       (3.63)(5)        6.37(5)     (35.88)           1,584          1.10
        (0.13)           2.14            9.65         30.29           18,940          0.98
        (0.11)           2.13            9.63         29.96           16,056          1.23
        (0.08)(5)       (1.86)(5)        7.51(5)     (18.87)          15,486          1.15
        (0.07)(5)       (1.86)(5)        7.50(5)     (19.04)           6,477          1.38
        (0.04)(5)       (0.63)(5)        9.37(5)      (5.72)          14,216          0.93
        (0.03)(5)       (0.64)(5)        9.36(5)      (5.91)           3,392          1.11
        (0.21)           3.61           15.52         32.31          268,844          0.89
        (0.20)           3.58           15.43         31.98          103,592          1.14
        (0.03)(5)       (2.81)(5)       11.91(5)     (16.97)         172,037          0.90
        (0.03)(5)       (2.83)(5)       11.85(5)     (17.16)          48,470          1.13
           --(5)         0.30(5)        14.72(5)       2.04          202,131          0.89
           --(5)         0.27(5)        14.68(5)       1.86           35,781          1.07
        (0.38)(5)        4.42(5)        14.42(5)      48.18(2)       123,533          0.90(1)
        (0.37)(5)        4.41(5)        14.41(5)      48.00(2)         9,347          1.08(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.84%          1.26%         452%
          1.09           1.01          452
          0.83           2.05          288
          1.08           1.82          288
          0.86           2.21          346
          1.11           2.03          346
          0.85           2.72          184
          1.10           2.54          184
          0.85           2.59          142
          1.10(1)        2.42(1)       142
          1.01           0.19           90
          1.26          (0.06)          90
          1.01           0.66          100
          1.26           0.43          100
          0.92           0.38           95
          1.17           0.20           95
          0.98           1.63          120
          1.23           1.38          120
          1.15           1.11           80
          1.40           0.88           80
          0.93           1.04          119
          1.18           0.86          119
          0.89           0.15           37
          1.14          (0.10)          37
          0.90           0.10           60
          1.15          (0.13)          60
          0.89           0.06           62
          1.14          (0.12)          62
          0.90(1)        0.59(1)        46
          1.15(1)        0.41(1)        46

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                        -- SELECTED PER-SHARE DATA (4) --
                                          ---------------------------------------------------------------
                                                                   NET REALIZED
                                                                       AND
                                          NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                          VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                          BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                          OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                          ---------   ----------   ------------   ----------   ----------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................  $11.50       $ 0.07        $ 4.02        $ 4.09       $(0.06)
   Class IB..............................   11.47         0.04          4.00          4.04        (0.04)
   For the Year Ended December 31, 2002
   Class IA..............................   14.43(5)      0.13(5)      (2.95)(5)     (2.82)(5)    (0.11)(5)
   Class IB..............................   14.40(5)      0.12(5)      (2.96)(5)     (2.84)(5)    (0.09)(5)
   For the Year Ended December 31, 2001
   Class IA..............................   17.59(5)      0.11(5)      (3.02)(5)     (2.91)(5)    (0.08)(5)
   Class IB..............................   17.57(5)      0.08(5)      (3.02)(5)     (2.94)(5)    (0.06)(5)
   For the Year Ended December 31, 2000
   Class IA..............................   19.13(5)      0.08(5)      (1.42)(5)     (1.34)(5)    (0.09)(5)
   Class IB..............................   19.12(5)     (0.06)(5)     (1.30)(5)     (1.36)(5)    (0.08)(5)
   For the Year Ended December 31, 1999
   Class IA..............................   12.85(5)      0.03(5)       6.42(5)       6.45(5)     (0.03)(5)
   Class IB..............................   12.85(5)      0.07(5)       6.34(5)       6.41(5)        --(5)
HARTFORD GLOBAL TECHNOLOGY HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................    3.02           --          1.86          1.86           --
   Class IB..............................    3.01           --          1.83          1.83           --
   For the Year Ended December 31, 2002
   Class IA..............................    4.92(5)     (0.05)(5)     (1.85)(5)     (1.90)(5)       --(5)
   Class IB..............................    4.90(5)     (0.04)(5)     (1.85)(5)     (1.89)(5)       --(5)
   For the Year Ended December 31, 2001
   Class IA..............................    6.37(5)     (0.02)(5)     (1.43)(5)     (1.45)(5)       --(5)
   Class IB..............................    6.36(5)     (0.02)(5)     (1.44)(5)     (1.46)(5)       --(5)
   From inception May,1 2000 through
     December 31, 2000
   Class IA..............................   10.00(5)     (0.01)(5)     (3.62)(5)     (3.63)(5)       --(5)
   Class IB..............................   10.00(5)     (0.01)(5)     (3.63)(5)     (3.64)(5)       --(5)
HARTFORD GROWTH HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................    8.66        (0.01)         2.85          2.84           --
   Class IB..............................    8.64        (0.02)         2.83          2.81           --
   From inception April 30, 2002 through
     December 31, 2002
   Class IA..............................   10.00           --         (1.34)        (1.34)          --
   Class IB..............................   10.00           --         (1.36)        (1.36)          --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................   16.40        (0.01)         7.18          7.17           --
   Class IB..............................   16.37        (0.01)         7.12          7.11           --
   For the Year Ended December 31, 2002
   Class IA..............................   22.66        (0.03)        (6.23)        (6.26)          --
   From inception April, 30 2002 through
     December 31, 2002
   Class IB..............................   21.16        (0.01)        (4.78)        (4.79)          --
   For the Year Ended December 31, 2001
   Class IA..............................   40.66           --         (9.21)        (9.21)          --
   For the Year Ended December 31, 2000
   Class IA..............................   45.14        (0.03)         2.99          2.96           --
   For the Year Ended December 31, 1999
   Class IA..............................   41.09        (0.05)        17.42         17.37        (0.09)

                                                        -- SELECTED PER-SHARE DATA (4) --
                                           ----------------------------------------------

                                                            DISTRIBUTIONS
                                             DIVIDENDS          FROM
                                            IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                           NET INVESTMENT     GAINS ON          FROM
                                               INCOME        INVESTMENTS       CAPITAL
                                           --------------   -------------   -------------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................      $   --          $   --          $   --
   Class IB..............................          --              --              --
   For the Year Ended December 31, 2002
   Class IA..............................          --(5)           --(5)           --(5)
   Class IB..............................          --(5)           --(5)           --(5)
   For the Year Ended December 31, 2001
   Class IA..............................          --(5)        (0.17)(5)          --(5)
   Class IB..............................          --(5)        (0.17)(5)          --(5)
   For the Year Ended December 31, 2000
   Class IA..............................          --(5)        (0.11)(5)          --(5)
   Class IB..............................          --(5)        (0.11)(5)          --(5)
   For the Year Ended December 31, 1999
   Class IA..............................          --(5)        (0.14)(5)          --(5)
   Class IB..............................          --(5)        (0.14)(5)          --(5)
HARTFORD GLOBAL TECHNOLOGY HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................          --              --              --
   Class IB..............................          --              --              --
   For the Year Ended December 31, 2002
   Class IA..............................          --(5)           --(5)           --(5)
   Class IB..............................          --(5)           --(5)           --(5)
   For the Year Ended December 31, 2001
   Class IA..............................          --(5)           --(5)           --(5)
   Class IB..............................          --(5)           --(5)           --(5)
   From inception May,1 2000 through
     December 31, 2000
   Class IA..............................          --(5)           --(5)           --(5)
   Class IB..............................          --(5)           --(5)           --(5)
HARTFORD GROWTH HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................          --           (0.34)             --
   Class IB..............................          --           (0.34)             --
   From inception April 30, 2002 through
     December 31, 2002
   Class IA..............................          --              --              --
   Class IB..............................          --              --              --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................          --              --              --
   Class IB..............................          --              --              --
   For the Year Ended December 31, 2002
   Class IA..............................          --              --              --
   From inception April, 30 2002 through
     December 31, 2002
   Class IB..............................          --              --              --
   For the Year Ended December 31, 2001
   Class IA..............................          --           (8.79)             --
   For the Year Ended December 31, 2000
   Class IA..............................          --           (7.44)             --
   For the Year Ended December 31, 1999
   Class IA..............................          --          (13.23)             --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------------

                                                                                       RATIO OF
                    NET INCREASE                                     NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                       AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT        TOTAL            PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN(8)      (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ---------      ---------------   -------------
       $ (0.06)        $  4.03         $15.53          35.57%        $  728,049          0.80%
         (0.04)           4.00          15.47          35.24            129,315          1.05
         (0.11)(5)       (2.93)(5)      11.50(5)      (19.51)           544,901          0.81
         (0.09)(5)       (2.93)(5)      11.47(5)      (19.70)            55,421          1.03
         (0.25)(5)       (3.16)(5)      14.43(5)      (16.58)           484,661          0.81
         (0.23)(5)       (3.17)(5)      14.40(5)      (16.73)            49,356          0.99
         (0.20)(5)       (1.54)(5)      17.59(5)       (7.06)           572,517          0.81
         (0.19)(5)       (1.55)(5)      17.57(5)       (7.22)            25,869          0.99
         (0.17)(5)        6.28(5)       19.13(5)       50.37            179,675          0.86
         (0.14)(5)        6.27(5)       19.12(5)       50.11                 69          1.04
            --            1.86           4.88          61.50            138,243          0.90
            --            1.83           4.84          61.10             44,432          1.15
            --(5)        (1.90)(5)       3.02(5)      (38.59)            54,596          0.91
            --(5)        (1.89)(5)       3.01(5)      (38.69)            13,609          1.13
            --(5)        (1.45)(5)       4.92(5)      (22.81)            86,074          0.89
            --(5)        (1.46)(5)       4.90(5)      (22.95)            16,712          1.07
            --(5)        (3.63)(5)       6.37(5)      (37.45)(2)         71,276          0.92(1)
            --(5)        (3.64)(5)       6.36(5)      (37.10)(2)          7,340          1.10(1)
         (0.34)           2.50          11.16          32.81            127,944          0.88
         (0.34)           2.47          11.11          32.48             90,188          1.13
            --           (1.34)          8.66         (13.43)(2)         13,452          0.99(1)
            --           (1.36)          8.64         (13.57)(2)          7,937          1.24(1)
            --            7.17          23.57          43.79            696,900          0.64
            --            7.11          23.48          43.43             59,686          0.89
            --           (6.26)         16.40         (27.65)           478,045          0.66
            --           (4.79)         16.37         (22.65)(2)          5,287          0.84(1)
         (8.79)         (18.00)         22.66         (22.85)           755,068          0.65
         (7.44)          (4.48)         40.66           3.99          1,063,005          0.64
        (13.32)           4.05          45.14          55.17          1,044,728          0.66

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.80%          0.54%         292%
          1.05           0.29          292
          0.81           1.06          324
          1.06           0.84          324
          0.81           0.71          363
          1.06           0.53          363
          0.81           0.63          367
          1.06           0.45          367
          0.91           0.54(3)       207
          1.16           0.36(3)       207
          0.90          (0.55)         157
          1.15          (0.80)         157
          0.91          (0.69)         155
          1.16          (0.92)         155
          0.89          (0.49)         240
          1.14          (0.67)         240
          0.92(1)       (0.44)(1)      150
          1.17(1)       (0.62)(1)      150
          0.88          (0.20)         111
          1.13          (0.45)         111
          0.99(1)       (0.01)(1)       76
          1.24(1)       (0.25)(1)       76
          0.64          (0.05)         145
          0.89          (0.30)         145
          0.66          (0.16)         189
          0.84(1)       (0.10)(1)      189
          0.65          (0.01)         228
          0.64          (0.08)         120
          0.66          (0.18)         175

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                        -- SELECTED PER-SHARE DATA (4) --
                                          ---------------------------------------------------------------
                                                                   NET REALIZED
                                                                       AND
                                          NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                          VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                          BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                          OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                          ---------   ----------   ------------   ----------   ----------
HARTFORD HIGH YIELD HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................  $ 8.49       $ 0.19       $  1.75       $  1.94      $ (0.37)
   Class IB..............................    8.44         0.28          1.63          1.91        (0.37)
   For the Year Ended December 31, 2002
   Class IA..............................    9.64(5)      0.63(5)      (1.73)(5)     (1.10)(5)    (0.05)(5)
   Class IB..............................    9.61(5)      0.49(5)      (1.61)(5)     (1.12)(5)    (0.05)(5)
   For the Year Ended December 31, 2001
   Class IA..............................    9.39(5)      0.78(5)      (0.52)(5)      0.26(5)     (0.01)(5)
   Class IB..............................    9.38(5)      0.84(5)      (0.60)(5)      0.24(5)     (0.01)(5)
   For the Year Ended December 31, 2000
   Class IA..............................   10.05(5)      0.78(5)      (0.68)(5)      0.10(5)     (0.76)(5)
   Class IB..............................   10.05(5)      0.04(5)       0.04(5)       0.08(5)     (0.75)(5)
   For the Year Ended December 31, 1999
   Class IA..............................   10.17(5)      0.60(5)      (0.13)(5)      0.47(5)     (0.59)(5)
   Class IB..............................   10.17(5)      0.85(5)      (0.39)(5)      0.46(5)     (0.58)(5)
HARTFORD INDEX HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................   23.46         0.36          6.23          6.59        (0.37)
   Class IB..............................   23.39         0.31          6.19          6.50        (0.32)
   For the Year Ended December 31, 2002
   Class IA..............................   31.81(5)      0.32(5)      (8.29)(5)     (7.97)(5)    (0.28)(5)
   Class IB..............................   31.75(5)      0.28(5)      (8.30)(5)     (8.02)(5)    (0.24)(5)
   For the Year Ended December 31, 2001
   Class IA..............................   37.25(5)      0.31(5)      (4.87)(5)     (4.56)(5)    (0.29)(5)
   Class IB..............................   37.20(5)      0.30(5)      (4.91)(5)     (4.61)(5)    (0.25)(5)
   For the Year Ended December 31, 2000
   Class IA..............................   41.89(5)      0.30(5)      (4.24)(5)     (3.94)(5)    (0.31)(5)
   Class IB..............................   41.89(5)      0.37(5)      (4.39)(5)     (4.02)(5)    (0.28)(5)
   For the Year Ended December 31, 1999
   Class IA..............................   35.70(5)      0.34(5)       6.85(5)       7.19(5)     (0.40)(5)
   From inception November 9, 1999
     through December 31, 1999
   Class IB..............................   39.22(5)      0.04(5)       2.98(5)       3.02(5)     (0.32)(5)
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................    7.09           --          3.61          3.61           --
   Class IB..............................    7.08           --          3.58          3.58           --
   For the Year Ended December 31, 2002
   Class IA..............................    8.59(5)      0.03(5)      (1.51)(5)     (1.48)(5)    (0.02)(5)
   Class IB..............................    8.59(5)      0.01(5)      (1.51)(5)     (1.50)(5)    (0.01)(5)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA..............................   10.00(5)      0.01(5)      (1.41)(5)     (1.40)(5)    (0.01)(5)
   Class IB..............................   10.00(5)      0.01(5)      (1.41)(5)     (1.40)(5)    (0.01)(5)

                                                        -- SELECTED PER-SHARE DATA (4) --
                                           ----------------------------------------------

                                                            DISTRIBUTIONS
                                             DIVIDENDS          FROM
                                            IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                           NET INVESTMENT     GAINS ON          FROM
                                               INCOME        INVESTMENTS       CAPITAL
                                           --------------   -------------   -------------
HARTFORD HIGH YIELD HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................     $    --          $    --         $    --
   Class IB..............................          --               --              --
   For the Year Ended December 31, 2002
   Class IA..............................          --(5)            --(5)         --(5)
   Class IB..............................          --(5)            --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA..............................          --(5)            --(5)         --(5)
   Class IB..............................          --(5)            --(5)         --(5)
   For the Year Ended December 31, 2000
   Class IA..............................          --(5)            --(5)         --(5)
   Class IB..............................          --(5)            --(5)         --(5)
   For the Year Ended December 31, 1999
   Class IA..............................          --(5)            --(5)         --(5)
   Class IB..............................          --(5)            --(5)         --(5)
HARTFORD INDEX HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................          --            (0.08)             --
   Class IB..............................          --            (0.08)             --
   For the Year Ended December 31, 2002
   Class IA..............................          --(5)         (0.10)(5)        --(5)
   Class IB..............................          --(5)         (0.10)(5)        --(5)
   For the Year Ended December 31, 2001
   Class IA..............................          --(5)         (0.59)(5)        --(5)
   Class IB..............................          --(5)         (0.59)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA..............................          --(5)         (0.39)(5)        --(5)
   Class IB..............................          --(5)         (0.39)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA..............................          --(5)         (0.60)(5)        --(5)
   From inception November 9, 1999
     through December 31, 1999
   Class IB..............................          --(5)         (0.03)(5)        --(5)
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................          --            (0.50)             --
   Class IB..............................          --            (0.50)             --
   For the Year Ended December 31, 2002
   Class IA..............................          --(5)            --(5)         --(5)
   Class IB..............................          --(5)            --(5)         --(5)
   From inception April 30, 2001 through
     December 31, 2001
   Class IA..............................          --(5)            --(5)         --(5)
   Class IB..............................          --(5)            --(5)         --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------------

                                                                                       RATIO OF
                    NET INCREASE                                     NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                       AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT        TOTAL            PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN(8)      (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ---------      ---------------   -------------
       $(0.37)         $ 1.57          $10.06          23.18%        $  481,315          0.78%
        (0.37)           1.54            9.98          22.88            259,544          1.03
        (0.05)(5)       (1.15)(5)        8.49(5)       (6.89)           200,017          0.82
        (0.05)(5)       (1.17)(5)        8.44(5)       (7.14)            57,084          1.05
        (0.01)(5)        0.25(5)         9.64(5)        2.69            127,044          0.81
        (0.01)(5)        0.23(5)         9.61(5)        2.54             25,901          0.99
        (0.76)(5)       (0.66)(5)        9.39(5)        1.03             66,104          0.81
        (0.75)(5)       (0.67)(5)        9.38(5)        0.85              2,497          0.99
        (0.59)(5)       (0.12)(5)       10.05(5)        4.70             52,731          0.72
        (0.58)(5)       (0.12)(5)       10.05(5)        4.49                102          0.90
        (0.45)           6.14           29.60          28.13          1,934,490          0.44
        (0.40)           6.10           29.49          27.81            195,900          0.69
        (0.38)(5)       (8.35)(5)       23.46(5)      (22.45)         1,553,260          0.44
        (0.34)(5)       (8.36)(5)       23.39(5)      (22.63)            68,832          0.67
        (0.88)(5)       (5.44)(5)       31.81(5)      (12.31)         1,976,361          0.43
        (0.84)(5)       (5.45)(5)       31.75(5)      (12.47)            46,056          0.61
        (0.70)(5)       (4.64)(5)       37.25(5)       (9.50)         2,387,000          0.43
        (0.67)(5)       (4.69)(5)       37.20(5)       (9.66)            16,272          0.61
        (1.00)(5)        6.19(5)        41.89(5)       20.49          2,581,436          0.43
        (0.35)(5)        2.67(5)        41.89(5)        7.73(2)              11          0.61(1)
        (0.50)           3.11           10.20          51.02             67,147          1.01
        (0.50)           3.08           10.16          50.65             63,698          1.26
        (0.02)(5)       (1.50)(5)        7.09(5)      (17.21)            21,368          1.26
        (0.01)(5)       (1.51)(5)        7.08(5)      (17.40)            13,878          1.49
        (0.01)(5)       (1.41)(5)        8.59(5)      (13.98)(2)          9,969          1.00(1)
        (0.01)(5)       (1.41)(5)        8.59(5)      (14.08)(2)          5,075          1.18(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.78%          7.00%          44%
          1.03           6.75           44
          0.82           9.33           60
          1.07           9.10           60
          0.81           9.70           63
          1.06           9.52           63
          0.81           9.15           69
          1.06           8.97           69
          0.84           8.36(3)        47
          1.09           8.18(3)        47
          0.44           1.40            3
          0.69           1.15            3
          0.44           1.18           15
          0.69           0.95           15
          0.43           0.91            5
          0.68           0.73            5
          0.43           0.75            7
          0.68           0.57            7
          0.43           0.95            3
          0.68(1)        0.77(1)         3
          1.01           0.23          244
          1.26          (0.02)         244
          1.26           0.59          285
          1.51           0.36          285
          1.00(1)        0.42(1)       191
          1.25(1)        0.24(1)       191

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                        -- SELECTED PER-SHARE DATA (4) --
                                 ----------------------------------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                 NET ASSET           NET             UNREALIZED           TOTAL           DIVIDENDS
                                 VALUE AT         INVESTMENT            GAIN               FROM            FROM NET
                                 BEGINNING          INCOME           (LOSS) ON          INVESTMENT        INVESTMENT
                                 OF PERIOD          (LOSS)          INVESTMENTS         OPERATIONS          INCOME
                                 ---------        ----------        ------------        ----------        ----------
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................  $ 7.66            $ 0.09             $ 2.44             $ 2.53            $(0.08)
   Class IB.....................    7.66              0.07               2.43               2.50             (0.07)
   For the Year Ended December
     31, 2002
   Class IA.....................    9.53(5)           0.17(5)           (1.94)(5)          (1.77)(5)         (0.10)(5)
   Class IB.....................    9.51(5)           0.14(5)           (1.91)(5)          (1.77)(5)         (0.08)(5)
   For the Year Ended December
     31, 2001
   Class IA.....................   13.64(5)           0.12(5)           (2.61)(5)          (2.49)(5)         (0.01)(5)
   Class IB.....................   13.65(5)           0.12(5)           (2.63)(5)          (2.51)(5)         (0.02)(5)
   For the Year Ended December
     31, 2000
   Class IA.....................   18.76(5)           0.18(5)           (3.14)(5)          (2.96)(5)         (0.23)(5)
   Class IB.....................   18.76(5)           0.25(5)           (3.24)(5)          (2.99)(5)         (0.19)(5)
   For the Year Ended December
     31, 1999
   Class IA.....................   13.55(5)           0.19(5)            5.20(5)            5.39(5)          (0.18)(5)
   Class IB.....................   13.57(5)(6)        0.17(5)(6)         5.19(5)(6)         5.36(5)(6)       (0.17)(5)(6)
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................    8.89              0.09               4.68               4.77             (0.11)
   Class IB.....................    8.86              0.08               4.64               4.72             (0.09)
   For the Year Ended December
     31, 2002
   Class IA.....................    9.39(5)           0.02(5)           (0.52)(5)          (0.50)(5)            --(5)
   Class IB.....................    9.38(5)           0.01(5)           (0.53)(5)          (0.52)(5)            --(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA.....................   10.00(5)           0.05(5)           (0.64)(5)          (0.59)(5)         (0.02)(5)
   Class IB.....................   10.00(5)           0.03(5)           (0.64)(5)          (0.61)(5)         (0.01)(5)
HARTFORD MIDCAP HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................   17.93              0.04               6.71               6.75             (0.05)
   Class IB.....................   17.84             (0.01)              6.67               6.66                --
   For the Year Ended December
     31, 2002
   Class IA.....................   20.93(5)          (0.01)(5)          (2.99)(5)          (3.00)(5)            --(5)
   Class IB.....................   20.84(5)             --(5)           (3.00)(5)          (3.00)(5)            --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................   24.67(5)           0.03(5)           (0.97)(5)          (0.94)(5)            --(5)
   Class IB.....................   24.62(5)             --(5)           (0.98)(5)          (0.98)(5)            --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................   20.53(5)          (0.01)(5)           5.18(5)            5.17(5)             --(5)
   Class IB.....................   20.53(5)          (0.01)(5)           5.13(5)            5.12(5)             --(5)
   For the Year Ended December
     31, 1999
   Class IA.....................   14.39(5)             --(5)            7.25(5)            7.25(5)             --(5)
   From inception, November 9,
     1999 through December 31,
     1999
   Class IB.....................   17.58(5)             --(5)            3.73(5)            3.73(5)             --(5)
HARTFORD MIDCAP VALUE HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................    8.63              0.01               3.73               3.74                --
   Class IB.....................    8.62              0.01               3.69               3.70                --
   For the Year Ended December
     31, 2002
   Class IA.....................    9.95(5)           0.02(5)           (1.32)(5)          (1.30)(5)         (0.02)(5)
   Class IB.....................    9.94(5)           0.01(5)           (1.32)(5)          (1.31)(5)         (0.01)(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA.....................   10.00(5)           0.01(5)           (0.05)(5)          (0.04)(5)         (0.01)(5)
   Class IB.....................   10.00(5)           0.01(5)           (0.06)(5)          (0.05)(5)         (0.01)(5)

                                                         -- SELECTED PER-SHARE DATA (4) --
                                  --------------------------------------------------------

                                                        DISTRIBUTIONS
                                    DIVIDENDS               FROM
                                   IN EXCESS OF         NET REALIZED         DISTRIBUTIONS
                                  NET INVESTMENT          GAINS ON               FROM
                                      INCOME             INVESTMENTS            CAPITAL
                                  --------------        -------------        -------------
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................      $   --               $   --                $  --
   Class IB.....................          --                   --                   --
   For the Year Ended December
     31, 2002
   Class IA.....................          --(5)                --(5)                --(5)
   Class IB.....................          --(5)                --(5)                --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................          --(5)             (1.61)(5)               --(5)
   Class IB.....................          --(5)             (1.61)(5)               --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................          --(5)             (1.93)(5)               --(5)
   Class IB.....................          --(5)             (1.93)(5)               --(5)
   For the Year Ended December
     31, 1999
   Class IA.....................          --(5)                --(5)                --(5)
   Class IB.....................          --(5)(6)             --(5)(6)             --(5)(6)
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................          --                (0.93)                  --
   Class IB.....................          --                (0.93)                  --
   For the Year Ended December
     31, 2002
   Class IA.....................          --(5)                --(5)                --(5)
   Class IB.....................          --(5)                --(5)                --(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA.....................          --(5)                --(5)                --(5)
   Class IB.....................          --(5)                --(5)                --(5)
HARTFORD MIDCAP HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................          --                   --                   --
   Class IB.....................          --                   --                   --
   For the Year Ended December
     31, 2002
   Class IA.....................          --(5)                --(5)                --(5)
   Class IB.....................          --(5)                --(5)                --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................          --(5)             (2.80)(5)               --(5)
   Class IB.....................          --(5)             (2.80)(5)               --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................          --(5)             (1.03)(5)               --(5)
   Class IB.....................          --(5)             (1.03)(5)               --(5)
   For the Year Ended December
     31, 1999
   Class IA.....................          --(5)             (1.11)(5)               --(5)
   From inception, November 9,
     1999 through December 31,
     1999
   Class IB.....................          --(5)             (0.78)(5)               --(5)
HARTFORD MIDCAP VALUE HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................          --                   --                   --
   Class IB.....................          --                   --                   --
   For the Year Ended December
     31, 2002
   Class IA.....................          --(5)                --(5)                --(5)
   Class IB.....................          --(5)                --(5)                --(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA.....................          --(5)                --(5)                --(5)
   Class IB.....................          --(5)                --(5)                --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------

                                                                                    RATIO OF
                    NET INCREASE                                  NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                    AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT        TOTAL         PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN(8)   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ---------   ---------------   -------------
       $(0.08)         $ 2.45          $10.11         33.10%      $  823,760          0.83%
        (0.07)           2.43           10.09         32.76           76,246          1.08
        (0.10)(5)       (1.87)(5)        7.66(5)     (17.93)         646,903          0.81
        (0.08)(5)       (1.85)(5)        7.66(5)     (18.12)          26,641          1.04
        (1.62)(5)       (4.11)(5)        9.53(5)     (18.73)         941,934          0.81
        (1.63)(5)       (4.14)(5)        9.51(5)     (18.88)          22,277          0.99
        (2.16)(5)       (5.12)(5)       13.64(5)     (17.10)       1,326,609          0.78
        (2.12)(5)       (5.11)(5)       13.65(5)     (17.25)          18,682          0.96
        (0.18)(5)        5.21(5)        18.76(5)      39.86        1,574,836          0.78
        (0.17)(5)(6)      5.19(5)(6)     18.76(5)(6)   39.61           3,203          0.96
        (1.04)           3.73           12.62         53.73           44,088          1.23
        (1.02)           3.70           12.56         53.35           22,704          1.48
           --(5)        (0.50)(5)        8.89(5)      (5.08)          16,722          1.71
           --(5)        (0.52)(5)        8.86(5)      (5.30)           5,130          1.96
        (0.02)(5)       (0.61)(5)        9.39(5)      (5.98)(2)        4,373          1.00(1)
        (0.01)(5)       (0.62)(5)        9.38(5)      (6.09)(2)          768          1.18(1)
        (0.05)           6.70           24.63         37.67        1,946,881          0.72
           --            6.66           24.50         37.33          179,439          0.97
           --(5)        (3.00)(5)       17.93(5)     (14.22)       1,340,265          0.72
           --(5)        (3.00)(5)       17.84(5)     (14.42)          89,336          0.94
        (2.80)(5)       (3.74)(5)       20.93(5)      (3.62)       1,765,315          0.70
        (2.80)(5)       (3.78)(5)       20.84(5)      (3.79)         117,396          0.88
        (1.03)(5)        4.14(5)        24.67(5)      25.42        1,774,047          0.70
        (1.03)(5)        4.09(5)        24.62(5)      25.20           50,747          0.88
        (1.11)(5)        6.14(5)        20.53(5)      51.81          672,678          0.79
        (0.78)(5)        2.95(5)        20.53(5)      21.39(2)            36          0.97(1)
           --            3.74           12.37         43.29          592,014          0.83
           --            3.70           12.32         42.93          318,093          1.08
        (0.02)(5)       (1.32)(5)        8.63(5)     (13.02)         275,556          0.88
        (0.01)(5)       (1.32)(5)        8.62(5)     (13.21)          98,964          1.12
        (0.01)(5)       (0.05)(5)        9.95(5)      (0.41)(2)       95,308          0.90(1)
        (0.01)(5)       (0.06)(5)        9.94(5)      (0.52)(2)       25,185          1.08(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.83%          1.08%         144%
          1.08           0.83          144
          0.81           1.23          161
          1.06           1.00          161
          0.81           1.10          144
          1.06           0.92          144
          0.78           1.16          159
          1.03           0.98          159
          0.78           1.20          133
          1.03           1.02          133
          1.23           1.35          150
          1.48           1.10          150
          1.71           0.23          183
          1.96          (0.01)         183
          1.00(1)        1.01(1)       168
          1.25(1)        0.83(1)       168
          0.72           0.20           75
          0.97          (0.05)          75
          0.72           0.09           90
          0.97          (0.14)          90
          0.70           0.12          117
          0.95          (0.06)         117
          0.72          (0.08)         138
          0.97          (0.26)         138
          0.79          (0.15)         121
          1.04(1)       (0.32)(1)      121
          0.83           0.25           59
          1.08             --           59
          0.88           0.36           42
          1.13           0.12           42
          0.90(1)        0.47(1)        32
          1.15(1)        0.29(1)        32

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                        -- SELECTED PER-SHARE DATA (4) --
                                 ----------------------------------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                 NET ASSET           NET             UNREALIZED           TOTAL           DIVIDENDS
                                 VALUE AT         INVESTMENT            GAIN               FROM            FROM NET
                                 BEGINNING          INCOME           (LOSS) ON          INVESTMENT        INVESTMENT
                                 OF PERIOD          (LOSS)          INVESTMENTS         OPERATIONS          INCOME
                                 ---------        ----------        ------------        ----------        ----------
HARTFORD MONEY MARKET HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................  $ 1.00            $ 0.01            $    --            $  0.01           $ (0.01)
   Class IB.....................    1.00                --                 --                 --                --
   For the Year Ended December
     31, 2002
   Class IA.....................    1.00              0.01                 --               0.01             (0.01)
   Class IB.....................    1.00              0.01                 --               0.01             (0.01)
   For the Year Ended December
     31, 2001
   Class IA.....................    1.00              0.04                 --               0.04             (0.04)
   Class IB.....................    1.00              0.04                 --               0.04             (0.04)
   For the Year Ended December
     31, 2000
   Class IA.....................    1.00              0.06                 --               0.06             (0.06)
   Class IB.....................    1.00              0.06                 --               0.06             (0.06)
   For the Year Ended December
     31, 1999
   Class IA.....................    1.00              0.07                 --               0.07             (0.07)
   Class IB.....................    1.00              0.07                 --               0.07             (0.07)
HARTFORD MORTGAGE SECURITIES HLS
 FUND
   For the Year Ended December
     31, 2003
   Class IA.....................   12.01              0.35              (0.08)              0.27             (0.38)
   Class IB.....................   11.94              0.38              (0.14)              0.24             (0.37)
   For the Year Ended December
     31, 2002
   Class IA.....................   11.54(5)           0.37(5)            0.15(5)            0.52(5)          (0.05)(5)
   Class IB.....................   11.50(5)           0.31(5)            0.18(5)            0.49(5)          (0.05)(5)
   For the Year Ended December
     31, 2001
   Class IA.....................   11.38(5)           0.49(5)            0.34(5)            0.83(5)          (0.67)(5)
   Class IB.....................   11.36(5)           0.50(5)            0.31(5)            0.81(5)          (0.67)(5)
   For the Year Ended December
     31, 2000
   Class IA.....................   10.39(5)           0.75(5)            0.32(5)            1.07(5)          (0.08)(5)
   Class IB.....................   10.39(5)           0.78(5)            0.27(5)            1.05(5)          (0.08)(5)
   For the Year Ended December
     31, 1999
   Class IA.....................   10.85(5)           0.68(5)           (0.52)(5)           0.16(5)          (0.62)(5)
   From inception November 9,
     1999 through December 31,
     1999
   Class IB.....................   11.07(5)           0.09(5)           (0.16)(5)          (0.07)(5)         (0.61)(5)
HARTFORD SMALL COMPANY HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................    9.29             (0.04)              5.24               5.20                --
   Class IB.....................    9.23             (0.04)              5.16               5.12                --
   For the Year Ended December
     31, 2002
   Class IA.....................   13.32(5)          (0.08)(5)          (3.95)(5)          (4.03)(5)            --(5)
   Class IB.....................   13.26(5)          (0.06)(5)          (3.97)(5)          (4.03)(5)            --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................   16.87(5)           0.01(5)           (2.53)(5)          (2.52)(5)            --(5)
   Class IB.....................   16.83(5)          (0.01)(5)          (2.53)(5)          (2.54)(5)            --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................   21.88(5)           0.03(5)           (2.54)(5)          (2.51)(5)            --(5)
   Class IB.....................   21.87(5)           0.03(5)           (2.57)(5)          (2.54)(5)            --(5)
   For the Year Ended December
     31, 1999
   Class IA.....................   13.21(5)          (0.05)(5)           8.75(5)            8.70(5)             --(5)
   Class IB.....................   13.23(5)(6)       (0.04)(5)(6)        8.71(5)(6)         8.67(5)(6)          --(5)(6)
HARTFORD SMALLCAP GROWTH HLS
 FUND
   For the Year Ended December
     31, 2003
   Class IA.....................   11.70                --               5.85               5.85                --
   Class IB.....................   11.73             (0.01)              5.83               5.82                --
   For the Year Ended December
     31, 2002
   Class IA.....................   16.44             (0.02)             (4.72)             (4.74)               --
   From inception April, 30 2002
     through December 31, 2002
   Class IB.....................   15.96             (0.01)             (4.22)             (4.23)               --
   For the Year Ended December
     31, 2001
   Class IA.....................   23.73                --              (4.91)             (4.91)               --
   For the Year Ended December
     31, 2000
   Class IA.....................   33.79                --              (3.06)             (3.06)               --
   For the Year Ended December
     31, 1999
   Class IA.....................   16.70             (0.04)             17.86              17.82             (0.01)

                                                         -- SELECTED PER-SHARE DATA (4) --
                                  --------------------------------------------------------

                                                        DISTRIBUTIONS
                                    DIVIDENDS               FROM
                                   IN EXCESS OF         NET REALIZED         DISTRIBUTIONS
                                  NET INVESTMENT          GAINS ON               FROM
                                      INCOME             INVESTMENTS            CAPITAL
                                  --------------        -------------        -------------
HARTFORD MONEY MARKET HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................     $    --               $    --              $    --
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 2002
   Class IA.....................          --                    --                   --
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 2001
   Class IA.....................          --                    --                   --
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 2000
   Class IA.....................          --                    --                   --
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 1999
   Class IA.....................          --                    --                   --
   Class IB.....................          --                    --                   --
HARTFORD MORTGAGE SECURITIES HLS
 FUND
   For the Year Ended December
     31, 2003
   Class IA.....................          --                 (0.06)                  --
   Class IB.....................          --                 (0.06)                  --
   For the Year Ended December
     31, 2002
   Class IA.....................          --(5)                 --(5)                --(5)
   Class IB.....................          --(5)                 --(5)                --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................          --(5)                 --(5)                --(5)
   Class IB.....................          --(5)                 --(5)                --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................          --(5)                 --(5)                --(5)
   Class IB.....................          --(5)                 --(5)                --(5)
   For the Year Ended December
     31, 1999
   Class IA.....................          --(5)                 --(5)                --(5)
   From inception November 9,
     1999 through December 31,
     1999
   Class IB.....................          --(5)                 --(5)                --(5)
HARTFORD SMALL COMPANY HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................          --                    --                   --
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 2002
   Class IA.....................          --(5)                 --(5)                --(5)
   Class IB.....................          --(5)                 --(5)                --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................          --(5)              (1.03)(5)               --(5)
   Class IB.....................          --(5)              (1.03)(5)               --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................          --(5)              (2.50)(5)               --(5)
   Class IB.....................          --(5)              (2.50)(5)               --(5)
   For the Year Ended December
     31, 1999
   Class IA.....................          --(5)              (0.03)(5)               --(5)
   Class IB.....................          --(5)(6)           (0.03)(5)(6)            --(5)(6)
HARTFORD SMALLCAP GROWTH HLS
 FUND
   For the Year Ended December
     31, 2003
   Class IA.....................          --                    --                   --
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 2002
   Class IA.....................          --                    --                   --
   From inception April, 30 2002
     through December 31, 2002
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 2001
   Class IA.....................          --                 (2.38)                  --
   For the Year Ended December
     31, 2000
   Class IA.....................          --                 (7.00)                  --
   For the Year Ended December
     31, 1999
   Class IA.....................          --                 (0.72)                  --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------

                                                                                                      RATIO OF
                         NET INCREASE                                               NET ASSETS        EXPENSES
                         (DECREASE) IN          NET ASSET                            AT END OF       TO AVERAGE
        TOTAL             NET ASSETS            VALUE AT             TOTAL            PERIOD         NET ASSETS
    DISTRIBUTIONS            VALUE            END OF PERIOD        RETURN(8)      (000'S OMITTED)   AFTER WAIVERS
    -------------        -------------        -------------        ---------      ---------------   -------------
       $ (0.01)             $    --              $ 1.00                0.75%        $1,609,439          0.49%
            --                   --                1.00                0.50            240,930          0.74
         (0.01)                  --                1.00                1.47          2,319,456          0.49
         (0.01)                  --                1.00                1.24            261,914          0.72
         (0.04)                  --                1.00                3.87          1,867,520          0.48
         (0.04)                  --                1.00                3.68            152,129          0.66
         (0.06)                  --                1.00                6.10          1,242,275          0.48
         (0.06)                  --                1.00                5.91             36,270          0.66
         (0.07)                  --                1.00                4.89          1,257,436          0.47
         (0.07)                  --                1.00                4.71              8,804          0.65
         (0.44)               (0.17)              11.84                2.29            587,833          0.49
         (0.43)               (0.19)              11.75                2.03            180,982          0.74
         (0.05)(5)             0.47(5)            12.01(5)             8.15            727,323          0.49
         (0.05)(5)             0.44(5)            11.94(5)             7.89            116,549          0.73
         (0.67)(5)             0.16(5)            11.54(5)             7.50            424,603          0.48
         (0.67)(5)             0.14(5)            11.50(5)             7.30             26,121          0.66
         (0.08)(5)             0.99(5)            11.38(5)            10.28            310,825          0.48
         (0.08)(5)             0.96(5)            11.36(5)            10.08              1,148          0.66
         (0.62)(5)             0.46(5)            10.39(5)             1.52            339,767          0.48
         (0.61)(5)            (0.68)(5)           10.39(5)             0.60(2)               9          0.66(1)
            --                 5.20               14.49               55.87            851,283          0.76
            --                 5.12               14.35               55.48            190,456          1.01
            --(5)             (4.03)(5)            9.29(5)           (30.23)           495,074          0.77
            --(5)             (4.03)(5)            9.23(5)           (30.39)            66,378          1.00
         (1.03)(5)            (3.55)(5)           13.32(5)           (14.92)           745,253          0.76
         (1.03)(5)            (3.57)(5)           13.26(5)           (15.07)            59,371          0.94
         (2.50)(5)            (5.01)(5)           16.87(5)           (13.12)           908,886          0.74
         (2.50)(5)            (5.04)(5)           16.83(5)           (13.28)            40,967          0.92
         (0.03)(5)             8.67(5)            21.88(5)            65.83            757,302          0.78
         (0.03)(5)(6)          8.64(5)(6)         21.87(5)(6)         65.54             10,200          0.96
            --                 5.85               17.55               50.06            346,380          0.66
            --                 5.82               17.55               49.70             74,592          0.91
            --                (4.74)              11.70              (28.83)           184,062          0.69
            --                (4.23)              11.73              (26.51)(2)          7,150          0.89(1)
         (2.38)               (7.29)              16.44              (20.18)           272,272          0.68
         (7.00)              (10.06)              23.73              (15.08)           352,615          0.66
         (0.73)               17.09               33.79              109.25            333,158          0.72

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.49%          0.75%          --%
          0.74           0.50           --
          0.49           1.43           --
          0.74           1.20           --
          0.48           3.58           --
          0.73           3.40           --
          0.48           5.91           --
          0.73           5.73           --
          0.47           4.81           --
          0.72           4.63           --
          0.49           2.84          111
          0.74           2.59          111
          0.49           3.86          339
          0.74           3.62          339
          0.48           5.64          233
          0.73           5.46          233
          0.48           6.43          534
          0.73           6.25          534
          0.48           5.98          472
          0.73(1)        5.80(1)       472
          0.76          (0.49)         171
          1.01          (0.74)         171
          0.77          (0.30)         222
          1.02          (0.53)         222
          0.76           0.03          227
          1.01          (0.15)         227
          0.74             --          195
          0.99          (0.18)         195
          0.78          (0.45)         181
          1.03          (0.63)         181
          0.66          (0.01)         101
          0.91          (0.26)         101
          0.69          (0.18)          99
          0.89(1)       (0.13)(1)       99
          0.68          (0.02)         164
          0.66           0.01          160
          0.72          (0.22)         264

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                        -- SELECTED PER-SHARE DATA (4) --
                                 ----------------------------------------------------------------------------------------
                                                                    NET REALIZED
                                                                        AND
                                 NET ASSET           NET             UNREALIZED           TOTAL           DIVIDENDS
                                 VALUE AT         INVESTMENT            GAIN               FROM            FROM NET
                                 BEGINNING          INCOME           (LOSS) ON          INVESTMENT        INVESTMENT
                                 OF PERIOD          (LOSS)          INVESTMENTS         OPERATIONS          INCOME
                                 ---------        ----------        ------------        ----------        ----------
HARTFORD STOCK HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................  $ 35.46           $ 0.46            $  8.93            $  9.39           $ (0.48)
   Class IB.....................    35.42             0.38               8.88               9.26             (0.39)
   For the Year Ended December
     31, 2002
   Class IA.....................    47.36(5)          0.43(5)          (11.94)(5)         (11.51)(5)         (0.39)(5)
   Class IB.....................    47.31(5)          0.38(5)          (11.95)(5)         (11.57)(5)         (0.32)(5)
   For the Year Ended December
     31, 2001
   Class IA.....................    58.80(5)          0.41(5)           (7.42)(5)          (7.01)(5)         (0.38)(5)
   Class IB.....................    58.79(5)          0.46(5)           (7.57)(5)          (7.11)(5)         (0.32)(5)
   For the Year Ended December
     31, 2000
   Class IA.....................    71.47(5)          0.39(5)           (5.00)(5)          (4.61)(5)         (0.41)(5)
   Class IB.....................    71.51(5)          0.74(5)           (5.47)(5)          (4.72)(5)         (0.34)(5)
   For the Year Ended December
     31, 1999
   Class IA.....................    65.62(5)          0.50(5)           11.43(5)           11.93(5)          (0.49)(5)
   Class IB.....................   118.84(5)(6)       0.21(5)(6)        12.00(5)(6)        12.21(5)(6)       (0.56)(5)(6)
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................    11.36             0.31              (0.07)              0.24             (0.17)
   Class IB.....................    11.34             0.27              (0.05)              0.22             (0.17)
   For the Year Ended December
     31, 2002
   Class IA.....................    10.79             0.22               0.89               1.11             (0.54)
   From inception April 30, 2002
     through Decmeber 31, 2002
   Class IB.....................    10.51             0.15               0.68               0.83                --
   For the Year Ended December
     31, 2001
   Class IA.....................    10.59             0.50               0.28               0.78             (0.58)
   For the Year Ended December
     31, 2000
   Class IA.....................    10.13             0.70               0.46               1.16             (0.70)
   For the Year Ended December
     31, 1999
   Class IA.....................    10.93             0.63              (0.84)             (0.21)            (0.59)
HARTFORD VALUE HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................     7.61             0.10               2.08               2.18             (0.07)
   Class IB.....................     7.60             0.09               2.06               2.15             (0.06)
   For the Year Ended December
     31, 2002
   Class IA.....................     9.94(5)          0.08(5)           (2.33)(5)          (2.25)(5)         (0.08)(5)
   Class IB.....................     9.93(5)          0.07(5)           (2.33)(5)          (2.26)(5)         (0.07)(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA.....................    10.00(5)          0.03(5)           (0.02)(5)           0.01(5)          (0.03)(5)
   Class IB.....................    10.00(5)          0.02(5)           (0.03)(5)          (0.01)(5)         (0.02)(5)

                                                         -- SELECTED PER-SHARE DATA (4) --
                                  --------------------------------------------------------

                                                        DISTRIBUTIONS
                                    DIVIDENDS               FROM
                                   IN EXCESS OF         NET REALIZED         DISTRIBUTIONS
                                  NET INVESTMENT          GAINS ON               FROM
                                      INCOME             INVESTMENTS            CAPITAL
                                  --------------        -------------        -------------
HARTFORD STOCK HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................     $    --               $    --              $    --
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 2002
   Class IA.....................          --(5)                 --(5)                --(5)
   Class IB.....................          --(5)                 --(5)                --(5)
   For the Year Ended December
     31, 2001
   Class IA.....................          --(5)              (4.05)(5)               --(5)
   Class IB.....................          --(5)              (4.05)(5)               --(5)
   For the Year Ended December
     31, 2000
   Class IA.....................          --(5)              (7.65)(5)               --(5)
   Class IB.....................          --(5)              (7.66)(5)               --(5)
   For the Year Ended December
     31, 1999
   Class IA.....................          --(5)              (5.59)(5)               --(5)
   Class IB.....................          --(5)(6)          (58.98)(5)(6)            --(5)(6)
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................          --                    --                   --
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 2002
   Class IA.....................          --                    --                   --
   From inception April 30, 2002
     through Decmeber 31, 2002
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 2001
   Class IA.....................          --                    --                   --
   For the Year Ended December
     31, 2000
   Class IA.....................          --                    --                   --
   For the Year Ended December
     31, 1999
   Class IA.....................          --                    --                   --
HARTFORD VALUE HLS FUND
   For the Year Ended December
     31, 2003
   Class IA.....................          --                    --                   --
   Class IB.....................          --                    --                   --
   For the Year Ended December
     31, 2002
   Class IA.....................          --(5)                 --(5)                --(5)
   Class IB.....................          --(5)                 --(5)                --(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA.....................          --(5)              (0.04)(5)               --(5)
   Class IB.....................          --(5)              (0.04)(5)               --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                              -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------

                                                                                                      RATIO OF
                         NET INCREASE                                               NET ASSETS        EXPENSES
                         (DECREASE) IN          NET ASSET                            AT END OF       TO AVERAGE
        TOTAL             NET ASSETS            VALUE AT             TOTAL            PERIOD         NET ASSETS
    DISTRIBUTIONS            VALUE            END OF PERIOD        RETURN(8)      (000'S OMITTED)   AFTER WAIVERS
    -------------        -------------        -------------        ---------      ---------------   -------------
       $ (0.48)             $  8.91              $44.37               26.47%        $6,014,675          0.49%
         (0.39)                8.87               44.29               26.16            562,979          0.74
         (0.39)(5)           (11.90)(5)           35.46(5)           (24.25)         5,094,276          0.49
         (0.32)(5)           (11.89)(5)           35.42(5)           (24.42)           296,767          0.72
         (4.43)(5)           (11.44)(5)           47.36(5)           (12.23)         7,834,643          0.49
         (4.37)(5)           (11.48)(5)           47.31(5)           (12.39)           271,475          0.67
         (8.06)(5)           (12.67)(5)           58.80(5)            (7.04)         9,590,018          0.48
         (8.00)(5)           (12.72)(5)           58.79(5)            (7.21)           136,077          0.66
         (6.08)(5)             5.85(5)            71.47(5)            19.78          9,400,385          0.48
        (59.54)(5)(6)         (4.73)(5)(6)        71.51(5)(6)         19.57             47,439          0.66
         (0.17)                0.07               11.43                2.15            514,243          0.47
         (0.17)                0.05               11.39                1.89            239,023          0.72
         (0.54)                0.57               11.36               10.73            590,626          0.49
            --                 0.83               11.34                7.96(2)         100,867          0.74(1)
         (0.58)                0.20               10.79                7.50            174,333          0.51
         (0.70)                0.46               10.59               11.81            141,415          0.52
         (0.59)               (0.80)              10.13               (1.94)           138,658          0.52
         (0.07)                2.11                9.72               28.60            155,085          0.87
         (0.06)                2.09                9.69               28.28             99,825          1.12
         (0.08)(5)            (2.33)(5)            7.61(5)           (22.64)            69,388          0.89
         (0.07)(5)            (2.33)(5)            7.60(5)           (22.81)            34,006          1.12
         (0.07)(5)            (0.06)(5)            9.94(5)             0.06(2)          40,759          0.90(1)
         (0.06)(5)            (0.07)(5)            9.93(5)            (0.06)(2)         11,952          1.08(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.49%          1.18%          37%
          0.74           0.93           37
          0.49           0.97           44
          0.74           0.75           44
          0.49           0.80           39
          0.74           0.62           39
          0.48           0.64           40
          0.73           0.46           40
          0.48           0.80           39
          0.73           0.62           39
          0.47           2.74          191
          0.72           2.49          191
          0.49           3.47          283
          0.74(1)        5.13(1)       283
          0.51           5.55          155
          0.52           6.28          128
          0.52           5.64           97
          0.87           1.53           40
          1.12           1.28           40
          0.89           1.30           37
          1.14           1.07           37
          0.90(1)        1.02(1)        16
          1.15(1)        0.84(1)        16

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                        -- SELECTED PER-SHARE DATA (4) --
                                          ---------------------------------------------------------------
                                                                   NET REALIZED
                                                                       AND
                                          NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                          VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                          BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                          OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                          ---------   ----------   ------------   ----------   ----------
HARTFORD VALUE OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................  $10.86       $ 0.06       $  4.48       $  4.54      $ (0.07)
   Class IB..............................   10.84         0.08          4.41          4.49        (0.06)
   For the Year Ended December 31, 2002
   Class IA..............................   14.83         0.07         (3.68)        (3.61)       (0.09)
   From inception April 30, 2002 through
     December 31, 2002
   Class IB..............................   13.51         0.02         (2.69)        (2.67)          --
   For the Year Ended December 31, 2001
   Class IA..............................   17.38         0.08         (0.48)        (0.40)       (0.11)
   For the Year Ended December 31, 2000
   Class IA..............................   15.65         0.14          2.68          2.82        (0.13)
   For the Year Ended December 31, 1999
   Class IA..............................   14.38         0.13          1.15          1.28           --

                                                        -- SELECTED PER-SHARE DATA (4) --
                                           ----------------------------------------------

                                                            DISTRIBUTIONS
                                             DIVIDENDS          FROM
                                            IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                           NET INVESTMENT     GAINS ON          FROM
                                               INCOME        INVESTMENTS       CAPITAL
                                           --------------   -------------   -------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2003
   Class IA..............................     $    --          $    --         $    --
   Class IB..............................          --               --              --
   For the Year Ended December 31, 2002
   Class IA..............................          --            (0.27)             --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB..............................          --               --              --
   For the Year Ended December 31, 2001
   Class IA..............................          --            (2.04)             --
   For the Year Ended December 31, 2000
   Class IA..............................          --            (0.96)             --
   For the Year Ended December 31, 1999
   Class IA..............................          --            (0.01)             --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisers) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002. (See Note 11(a)).
(6) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective September 17, 1999. (See Note 11(b)).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(8) Returns include the Fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------

                                                                                     RATIO OF
                    NET INCREASE                                   NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                     AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT       TOTAL           PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN       (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   -------      ---------------   -------------
       $ (0.07)        $  4.47         $15.33         41.87%       $  156,879          0.71%
         (0.06)           4.43          15.27         41.52            32,572          0.96
         (0.36)          (3.97)         10.86        (24.95)           88,793          0.73
            --           (2.67)         10.84        (19.74)(2)         3,160          0.91(1)
         (2.15)          (2.55)         14.83         (2.55)          130,567          0.73
         (1.09)           1.73          17.38         18.49           111,590          0.76
         (0.01)           1.27          15.65          8.96            94,583          0.78

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.71%          0.62%          48%
          0.96           0.37           48
          0.73           0.60           67
          0.91(1)        1.06(1)        67
          0.73           0.68          147
          0.76           0.87          171
          0.78           0.85          211

 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

 TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statements of net assets of the Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund (formerly, the Hartford Growth and Income HLS Fund), Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford Midcap HLS Fund, Hartford Midcap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Value HLS Fund and the statement of assets and liabilities, including the schedule of investments of the Hartford Global Advisers HLS Fund (twenty-six portfolios comprising Hartford Series Fund, Inc.) and the statements of net assets of the Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund, and Hartford Value Opportunities HLS Fund (four of the portfolios comprising Hartford HLS Series Fund II, Inc.) (collectively, the "Funds") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 for the Hartford Series Fund, Inc. were audited by other auditors who have ceased operations and whose report, dated February 6, 2002, expressed an unqualified opinion on those financial highlights. The financial highlights for each of the three years in the period ended December 31, 2001 for the Hartford HLS Series Fund II, Inc. were audited by other auditors whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds identified above at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

TAX INFORMATION NOTICE: (UNAUDITED)

     For the year ended December 31, 2003, the following Funds distributed long-term capital gains dividends as follows:

        Hartford Bond HLS Fund .....................................  $ 6,157
        Hartford Dividend and Growth HLS Fund.......................   23,281
        Hartford Global Health HLS Fund.............................    1,134
        Hartford Growth HLS Fund....................................      120
        Hartford Index HLS Fund.....................................    5,727
        Hartford International Capital Appreciation HLS Fund........      300
        Hartford International Small Company HLS Fund...............      141
        Hartford Mortgage Securities HLS Fund.......................    1,129

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTOR AND OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors ("Boards") are responsible for overall management of the Funds. The Boards may exercise all powers of the Funds, except those powers that are conferred solely upon or reserved to the shareholders. The following table provides information about the Funds' directors and officers. The business address for all directors and officers is c/o Hartford HLS Funds, P.O. Box 2999, Hartford, CT 06104-2999, except for Tamara L. Fagely and Robert W. Beltz, Jr., whose business address is 500 Bielenberg Dr., Woodbury, MN 55125.
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED
                             WITH THE      --------------          PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       SF(1)   SF2(2)            DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------
LYNN S. BIRDSONG          Director         2003     2003   From 1979 to 2002, Mr. Birdsong was a
(age 57)                                                   managing director of Zurich Scudder
                                                           Investments, an investment management
                                                           firm. In 2003, Mr. Birdsong became an
                                                           independent director of the Atlantic
                                                           Whitehall Funds and The Japan Fund;
                                                           during his employment with Scudder, he
                                                           was an interested director of The Japan
                                                           Fund. Since 1981, Mr. Birdsong has been
                                                           a partner in Birdsong Company, an
                                                           advertising specialty firm. He is also
                                                           a Director of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual Funds
                                                           II, Inc. and The Hartford Income Shares
                                                           Fund, Inc.
--------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN       Director         1995(3)  2002   Ms. Coleman has served as President of
(age 71)                                                   Saint Joseph College since 1991 and
                                                           President of Cashel House, Ltd.
                                                           (retail) since 1985. She is also a
                                                           Director of The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II,
                                                           Inc. and The Hartford Income Shares
                                                           Fund, Inc.
--------------------------------------------------------------------------------------------------
ROBERT M. GAVIN           Director         2002     1986   Dr. Gavin is an educational consultant.
(age 63)                                                   Prior to September 1, 2001, he was
                                                           President of Cranbrook Education
                                                           Community; and prior to July 1996, he
                                                           was President of Macalester College,
                                                           St. Paul, Minnesota. He is also a
                                                           Director of The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II,
                                                           Inc. and The Hartford Income Shares
                                                           Fund, Inc.
--------------------------------------------------------------------------------------------------
DUANE E. HILL             Director         2001     2002   Mr. Hill is Partner Emeritus and a
(age 58)                                                   founding partner of TSG Capital Group,
                                                           a private equity investment firm that
                                                           serves as sponsor and lead investor in
                                                           leveraged buyouts of middle market
                                                           companies. Mr. Hill is also a Partner
                                                           of TSG Ventures L.P., a private equity
                                                           investment company that invests
                                                           primarily in minority-owned small
                                                           businesses. He is also a Director of
                                                           The Hartford Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II, Inc. and The
                                                           Hartford Income Shares Fund, Inc.
--------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------

                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
LYNN S. BIRDSONG               72        N/A
(age 57)

--------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN            72        N/A
(age 71)

--------------------------------------------------------------------------------------------------
ROBERT M. GAVIN                72        Dr. Gavin is a
(age 63)                                 Director of Systems
                                         & Computer
                                         Technology
                                         Corporation.

--------------------------------------------------------------------------------------------------
DUANE E. HILL                  72        N/A
(age 58)

--------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED
                             WITH THE      --------------          PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       SF(1)   SF2(2)            DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON       Director         2002     2000   Mr. Peterson is a mutual fund industry
(age 59)                                                   consultant. He was a partner of KPMG
                                                           LLP until July 1999. In January 2004,
                                                           Mr. Peterson was appointed independent
                                                           president of the Strong Mutual Funds.
                                                           He is also a Director of The Hartford
                                                           Mutual Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford Income
                                                           Shares Fund, Inc.
--------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.     Director         1977(3)  2002   Mr. Pryor has served as Managing
(age 70)                                                   Director of Pryor & Clark Company (real
                                                           estate investment), Hartford,
                                                           Connecticut, since June 1992. He is
                                                           also a Director of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual Funds
                                                           II, Inc., and The Hartford Income
                                                           Shares Fund, Inc.
--------------------------------------------------------------------------------------------------
THOMAS M. MARRA(3)        Director and     2002     2002   Mr. Marra is President and Chief
(age 45)                  Chairman of                      Operating Officer of Hartford Life,
                          the Board                        Inc. He is also a member of the Board
                                                           of Directors and a member of the Office
                                                           of the Chairman for The Hartford
                                                           Financial Services Group, Inc. ("The
                                                           Hartford"), the parent company of
                                                           Hartford Life. Mr. Marra was named
                                                           President of Hartford Life in 2001 and
                                                           COO in 2000, and served as Director of
                                                           Hartford Life's Investment Products
                                                           Division from 1998 to 2000. He was head
                                                           of the company's Individual Life and
                                                           Annuities Division from 1994 to 1998
                                                           after being promoted to Senior Vice
                                                           President in 1994 and to Executive Vice
                                                           President in 1996. Mr. Marra is also a
                                                           Managing Member and President of
                                                           Hartford Investment Financial Services,
                                                           LLC ("HIFSCO") and HL Investment
                                                           Advisors LLC ("HL Advisors"). He is
                                                           also a Director and Chairman of the
                                                           Board of The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II,
                                                           Inc. and The Hartford Income Shares
                                                           Fund, Inc.
--------------------------------------------------------------------------------------------------
LOWNDES A. SMITH(4)       Director         1996     2002   Mr. Smith served as Vice Chairman of
(age 64)                                                   The Hartford from February 1997 to
                                                           January 2002, as President and Chief
                                                           Executive Officer of Hartford Life,
                                                           Inc. from February 1997 to January
                                                           2002, and as President and Chief
                                                           Operating Officer of The Hartford Life
                                                           Insurance Companies from January 1989
                                                           to January 2002. Mr. Smith is also a
                                                           Director of The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II,
                                                           Inc. and The Hartford Income Shares
                                                           Fund, Inc.
--------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------

                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
PHILLIP O. PETERSON            72        N/A
(age 59)

--------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.          72        Mr. Pryor is a
(age 70)                                 Director of Infodata
                                         Systems, Inc.
                                         (software company)
                                         and CompuDyne
                                         Corporation
                                         (security products
                                         and services) and
                                         August Financial
                                         Holding Company
                                         (advisory services).
--------------------------------------------------------------------------------------------------
THOMAS M. MARRA(3)             72        Mr. Marra is a
(age 45)                                 member of the Board
                                         of Directors of The
                                         Hartford.

--------------------------------------------------------------------------------------------------
LOWNDES A. SMITH(4)            72        N/A
(age 64)

--------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED
                             WITH THE      --------------          PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       SF(1)   SF2(2)            DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI(4)  President and    1999     2001   Mr. Znamierowski currently serves as
(age 43)                  Director(5)                      President of Hartford Investment
                                                           Management Company ("Hartford
                                                           Investment"), Senior Vice President for
                                                           Hartford Life, Inc., and Senior Vice
                                                           President and Chief Investment Officer
                                                           for Hartford Life Insurance Company.
                                                           Mr. Znamierowski is also a Managing
                                                           Member and Senior Vice President of
                                                           HIFSCO and HL Advisors. Mr.
                                                           Znamierowski is Group Senior Vice
                                                           President and Chief Investment Officer
                                                           for The Hartford. In addition, he
                                                           serves as President and Director of The
                                                           Hartford Mutual Funds, Inc. and as
                                                           President of The Hartford Mutual Funds
                                                           II, Inc. and The Hartford Income Shares
                                                           Fund, Inc.
--------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.      Vice President   2002     1993   Mr. Beltz currently serves as Vice
(age 54)                                                   President Securities Operations of
                                                           Hartford Administrative Services
                                                           Company ("HASCO"). Since December 2001,
                                                           he has served as Assistant Vice
                                                           President of Hartford Life Insurance
                                                           Company. In addition, he is Vice
                                                           President of The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II,
                                                           Inc. and The Hartford Income Shares
                                                           Fund, Inc.
--------------------------------------------------------------------------------------------------
KEVIN J. CARR             Vice President   1996     2001   Mr. Carr has served as The Hartford's
(age 49)                  and Secretary                    Assistant General Counsel since 1999,
                                                           Counsel since November 1996 and
                                                           Associate Counsel since November 1995.
                                                           Mr. Carr is also Vice President and
                                                           Assistant Secretary of HL Advisors and
                                                           HIFSCO and Assistant Secretary of
                                                           Hartford Investment. He is also Vice
                                                           President and Secretary of The Hartford
                                                           Mutual Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford Income
                                                           Shares Fund, Inc.
--------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.   Vice President   2002     2002   Mr. Davison is a Managing Director and
(age 46)                                                   Director of the Funds Management Group
                                                           of Hartford Investment. Mr. Davison is
                                                           also a Senior Vice President of HIFSCO
                                                           and HL Advisors. In addition, he serves
                                                           as Vice President of The Hartford
                                                           Mutual Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford Income
                                                           Shares Fund, Inc.
--------------------------------------------------------------------------------------------------
TAMARA L. FAGELY          Vice President   2002     1993   Ms. Fagely has been Vice President of
(age 45)                                                   HASCO since 1998. Prior to 1998, she
                                                           was Second Vice President of HASCO.
                                                           Since December 2001, she has served as
                                                           Assistant Vice President of Hartford
                                                           Life Insurance Company. In addition,
                                                           she is Controller of HIFSCO and Vice
                                                           President, Controller and Treasurer of
                                                           The Hartford Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II, Inc. and The
                                                           Hartford Income Shares Fund, Inc.
--------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------

                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
DAVID M. ZNAMIEROWSKI(4)       53        N/A
(age 43)

--------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.          N/A        N/A
(age 54)

--------------------------------------------------------------------------------------------------
KEVIN J. CARR                 N/A        N/A
(age 49)

--------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.       N/A        N/A
(age 46)

--------------------------------------------------------------------------------------------------
TAMARA L. FAGELY              N/A        N/A
(age 45)

--------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED
                             WITH THE      --------------          PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       SF(1)   SF2(2)            DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------
BRUCE FERRIS              Vice President   2002     2002   Mr. Ferris serves as Senior Vice
(age 48)                                                   President and a Director of Sales and
                                                           Marketing in the Investment Products
                                                           Division of Hartford Life Insurance
                                                           Company. He is also a Managing Member
                                                           of HL Advisors. In addition, Mr. Ferris
                                                           is Vice President of The Hartford
                                                           Mutual Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford Income
                                                           Shares Fund, Inc.
--------------------------------------------------------------------------------------------------
MARY JANE FORTIN          Vice President   2003     2003   Ms. Fortin is Senior Vice President and
(age 39)                                                   Director of Mutual Funds and 529
                                                           Programs for Hartford Life. In
                                                           addition, she is Vice President of The
                                                           Hartford Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II, Inc. and The
                                                           Hartford Income Shares Fund, Inc.
                                                           Previously, Ms. Fortin served as Senior
                                                           Vice President and Chief Accounting
                                                           Officer of Hartford Life. She joined
                                                           Hartford Life in 1997.
--------------------------------------------------------------------------------------------------
GEORGE R. JAY             Vice             1996     2001   Mr. Jay serves as Assistant Vice
(age 51)                  President,                       President of Hartford Life Insurance
                          Controller and                   Company's Equity Products Department.
                          Treasurer                        He is also Controller of HL Advisors
                                                           and Vice President of The Hartford
                                                           Mutual Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford Income
                                                           Shares Fund, Inc.
--------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE          Vice President   2000     2001   Mr. Joyce currently serves as Senior
(age 44)                                                   Vice President and Director of the
                                                           Institutional Products Group for
                                                           Hartford Life Insurance Company. Mr.
                                                           Joyce is also Senior Vice President HL
                                                           Advisors and Vice President of The
                                                           Hartford Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II, Inc. and The
                                                           Hartford Income Shares Fund, Inc.
                                                           Previously, he served as Vice President
                                                           (1997-1999) and Assistant Vice
                                                           President (1994-1997) of Hartford Life
                                                           Insurance Company.
--------------------------------------------------------------------------------------------------
DAVID N. LEVENSON         Vice President   2000     2001   Mr. Levenson serves as Senior Vice
(age 37)                                                   President of Hartford Life Insurance
                                                           Company's Retail Product Management
                                                           Group and is responsible for all retail
                                                           product management and profitability.
                                                           Mr. Levenson is also a Senior Vice
                                                           President of HIFSCO. In addition, he
                                                           serves as Vice President of The
                                                           Hartford Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II, Inc. and The
                                                           Hartford Income Shares Fund, Inc. Mr.
                                                           Levenson joined The Hartford in 1995.
--------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------

                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
BRUCE FERRIS                  N/A        N/A
(age 48)

--------------------------------------------------------------------------------------------------
MARY JANE FORTIN              N/A        N/A
(age 39)

--------------------------------------------------------------------------------------------------
GEORGE R. JAY                 N/A        N/A
(age 51)

--------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE              N/A        N/A
(age 44)

--------------------------------------------------------------------------------------------------
DAVID N. LEVENSON             N/A        N/A
(age 37)

--------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED
                             WITH THE      --------------          PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       SF(1)   SF2(2)            DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------
JOHN C. WALTERS           Vice President   2000     2001   Mr. Walters serves as Executive Vice
(age 41)                                                   President and Director of the
                                                           Investment Products Division of
                                                           Hartford Life Insurance Company. Mr.
                                                           Walters is also a Managing Member and
                                                           Executive Vice President of HIFSCO and
                                                           HL Advisors. In addition, he is Vice
                                                           President of The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II,
                                                           Inc. and The Hartford Income Shares
                                                           Fund, Inc. Previously, Mr. Walters was
                                                           with First Union Securities.
--------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------

                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
JOHN C. WALTERS               N/A        N/A
(age 41)
--------------------------------------------------------------------------------------------------

 * Each director and officer may serve until his or her successor is elected and qualifies.

(1) Hartford Series Fund, Inc.

(2) Hartford HLS Series Fund II, Inc.

(3) Ms. Coleman and Mr. Pryor served as directors, beginning in 1995 and 1977, respectively, of certain Maryland corporations (each of which was registered with the SEC as an open-end management investment company) that were reorganized as investment portfolios (series) of Hartford Series Fund, Inc. on August 28, 2002.

(4) "Interested person" of each Company as defined in the Investment Company Act of 1940 because of the person's affiliation with or equity ownership of [Hartford Investment Financial Services, LLC] or affiliated companies.

(5) President and Director of Hartford Series Fund, Inc.; President but not Director of Hartford HLS Series Fund II, Inc.

The Funds' Statements of Additional Information (SAI) include further information about fund directors and are available without charge upon request by calling 1-800-862-6668 or writing: Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

[THE HARTFORD LOGO]                                HV-2233-10  Printed in U.S.A.
                                                               (c) The Hartford,
                                                              Hartford, CT 06115

           "The Hartford" is The Hartford Financial Services Group, Inc. and its
                       subsidiaries, including the issuing companies of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.





-----------------------                                             ------------
The Hartford                                                         PRESORTED
P.O. Box 2999                                                         STANDARD
Hartford, CT 06104-2999                                             U.S. POSTAGE
-----------------------                                                 PAID
                                                                     HUDSON, MA
                                                                    PERMIT NO. 6
                                                                    ------------

                               HARTFORD HLS FUNDS

                                 ANNUAL REPORT

                            AND MANAGER DISCUSSIONS

                               DECEMBER 31, 2003



   For use with Fortis Benefits and First Fortis Variable Insurance Products

IMPORTANT NOTICE TO CONTRACT OWNERS

The Hartford is committed to doing what we can to prevent improper trading activity within our products, and will continue to react to Industry "best practices" with respect to this type of activity. We have recently enhanced the language in our variable annuity and variable life insurance policies prospectus surrounding our transfer restrictions by adding the following language to your prospectus.

The underlying Funds are available for use with many different variable annuity products, variable life insurance policies, and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of older Contracts, we currently only have the ability to restrict transfers into certain funds and to limit the total Contract Value invested in any one Fund. The effect on you may include higher transaction costs or lower performance.

To obtain a copy of our latest prospectus for your variable annuity, variable life insurance policies or the underlying funds, please log on to www.hartfordinvestor.com or call 800-862-6668, for variable annuity or 800-800-2000, extension 13028, for variable life insurance policies.

ARE NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY   MAY LOSE VALUE
ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

                                                 [/FDIC GRAPHIC] [/BANK GRAPHIC]


         Annual Report
         December 31, 2003                                 (STAG PHOTO)

                                        - Manager Discussions
                                        - Financials

                                                             (THE HARTFORD LOGO)

                                                       HARTFORD HLS MUTUAL FUNDS

TABLE OF CONTENTS

    Manager Discussions                                               1



    Hartford HLS Mutual Funds Financial Statements:



      Statement of Net Assets or Statement of Assets and
      Liabilities as of December 31, 2003:



         Hartford Advisers HLS Fund                                  27
         Hartford Blue Chip Stock HLS Fund                           33
         Hartford Bond HLS Fund                                      36
         Hartford Capital Appreciation HLS Fund                      44
         Hartford Capital Opportunities HLS Fund                     47
         Hartford Disciplined Equity HLS Fund (formerly,
         Hartford Growth and Income HLS Fund)                        50
         Hartford Global Leaders HLS Fund                            52
         Hartford Growth Opportunities HLS Fund                      55
         Hartford High Yield HLS Fund                                58
         Hartford Index HLS Fund                                     69
         Hartford International Opportunities HLS Fund               75
         Hartford International Stock HLS Fund                       78
         Hartford LargeCap Growth HLS Fund                           80
         Hartford MidCap Stock HLS Fund                              84
         Hartford Money Market HLS Fund                              85
         Hartford Multisector Bond HLS Fund                          87
         Hartford SmallCap Growth HLS Fund                           94
         Hartford SmallCap Value HLS Fund                            97
         Hartford Stock HLS Fund                                     99
         Hartford U.S. Government Securities HLS Fund               101
         Hartford Value Opportunities HLS Fund                      103



      Statement of Operations for the Year Ended December 31,
      2003                                                          106



      Statement of Changes in Net Assets for the Two Years in
      the Year Ended December 31, 2003                              110



      Notes to Financial Statements                                 118



      Financial Highlights                                          150



      Report of Independent Auditors                                161



      Tax Information Notice (Unaudited)                            162



      Boards of Directors and Officer Information (Unaudited)       163



      Privacy Policy                                                168

        Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

        This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

IMPORTANT INFORMATION

The following disclosure applies to all Hartford HLS Mutual Funds:

The charts on the following pages represent hypothetical investments in the Hartford HLS Mutual Funds. (Returns include the Fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. Total Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Hartford Advisers HLS Fund(1,)(2,)(4)                              Hartford International Opportunities HLS
Hartford Blue Chip Stock HLS Fund                                  Fund(1,)(2,)(4)
Hartford Bond HLS Fund(1,)(2,)(4)                                  Hartford International Stock HLS Fund
Hartford Capital Appreciation HLS                                  Hartford LargeCap Growth HLS Fund
Fund(1,)(2,)(4)                                                    Hartford MidCap Stock HLS Fund
Hartford Capital Opportunities HLS Fund                            Hartford Multisector Bond HLS Fund
Hartford Disciplined Equity HLS Fund (formerly,                    Hartford SmallCap Growth HLS Fund(1,)(3)
Hartford Growth and Income HLS Fund)(1,)(2)                        Hartford SmallCap Value HLS Fund(1,)(6)
Hartford Global Leaders HLS Fund(1,)(2)                            Hartford Stock HLS Fund(1,)(2,)(4)
Hartford Growth Opportunities HLS Fund(1,)(3)                      Hartford U.S. Government Securities HLS
Hartford High Yield HLS Fund(1,)(2)                                Fund(1,)(3)
Hartford Index HLS Fund(1,)(2,)(5)                                 Hartford Value Opportunities HLS Fund(1,)(3)

( 1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

( 2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

( 3) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

( 4) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

( 5) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

( 6) Class IB shares commenced on July 1, 2003. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The opinions about future economic and market developments expressed in this report are those of the portfolio manager(s) and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

COMPARATIVE BENCHMARKS appear throughout the fund commentary as a measure of fund performance. You cannot invest directly in any of the indices.

LEHMAN BROTHERS GOVERNMENT / CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government / Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI EAFE - THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

MSCI WORLD INDEX is a broad-based unmanaged market capitalization weighted total return index which measures performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

RUSSELL 2000 VALUE INDEX is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.

RUSSELL 2500 INDEX is an unmanaged index that measures the performance of the 2,500 largest U.S. companies based on total market capitalization.

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

S&P MIDCAP 400 INDEX is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                                                        LEHMAN GOVERNMENT/CREDIT
                                                       ADVISERS IA                S&P 500 INDEX                BOND INDEX
                                                       -----------                -------------         ------------------------
12/31/93                                                10000.00                    10000.00                    10000.00
                                                        10210.00                    10340.00                    10150.00
                                                        10058.00                    10059.00                     9930.00
                                                         9667.00                     9621.00                     9687.00
                                                         9666.00                     9745.00                     9607.00
                                                         9744.00                     9904.00                     9589.00
                                                         9556.00                     9662.00                     9566.00
                                                         9814.00                     9979.00                     9758.00
                                                        10040.00                    10387.00                     9762.00
                                                         9801.00                    10133.00                     9614.00
                                                         9825.00                    10361.00                     9603.00
                                                         9604.00                     9984.00                     9586.00
12/94                                                    9726.00                    10131.00                     9649.00
                                                         9905.00                    10394.00                     9834.00
                                                        10267.00                    10799.00                    10062.00
                                                        10484.00                    11117.00                    10130.00
                                                        10659.00                    11444.00                    10271.00
                                                        11044.00                    11901.00                    10702.00
                                                        11248.00                    12177.00                    10787.00
                                                        11461.00                    12580.00                    10746.00
                                                        11540.00                    12610.00                    10883.00
                                                        11923.00                    13142.00                    10994.00
                                                        11843.00                    13094.00                    11155.00
                                                        12320.00                    13670.00                    11339.00
12/95                                                   12483.00                    13933.00                    11506.00
                                                        12756.00                    14407.00                    11577.00
                                                        12795.00                    14541.00                    11332.00
                                                        12860.00                    14681.00                    11237.00
                                                        12965.00                    14897.00                    11160.00
                                                        13196.00                    15279.00                    11141.00
                                                        13316.00                    15337.00                    11290.00
                                                        13012.00                    14660.00                    11316.00
                                                        13131.00                    14969.00                    11288.00
                                                        13703.00                    15810.00                    11489.00
                                                        14002.00                    16246.00                    11757.00
                                                        14846.00                    17473.00                    11973.00
12/96                                                   14553.00                    17127.00                    11840.00
                                                        15189.00                    18196.00                    11854.00
                                                        15249.00                    18340.00                    11879.00
                                                        14819.00                    17588.00                    11738.00
                                                        15488.00                    18636.00                    11909.00
                                                        16180.00                    19769.00                    12021.00
                                                        16882.00                    20655.00                    12165.00
                                                        17931.00                    22297.00                    12537.00
                                                        17045.00                    21048.00                    12396.00
                                                        17767.00                    22199.00                    12591.00
                                                        17444.00                    21458.00                    12793.00
                                                        17965.00                    22451.00                    12860.00
12/97                                                   18120.00                    22838.00                    12995.00
                                                        18383.00                    23089.00                    13178.00
                                                        19286.00                    24753.00                    13152.00
                                                        20019.00                    26021.00                    13192.00
                                                        20338.00                    26284.00                    13258.00
                                                        20163.00                    25832.00                    13401.00
                                                        20917.00                    26880.00                    13537.00
                                                        21065.00                    26595.00                    13548.00
                                                        19229.00                    22749.00                    13813.00
                                                        20017.00                    24208.00                    14208.00
                                                        21013.00                    26175.00                    14107.00
                                                        21814.00                    27761.00                    14191.00
12/98                                                   22587.00                    29361.00                    14226.00
                                                        23084.00                    30588.00                    14327.00
                                                        22548.00                    29638.00                    13987.00
                                                        23237.00                    30823.00                    14056.00
                                                        23853.00                    32017.00                    14091.00
                                                        23271.00                    31262.00                    13946.00
                                                        24147.00                    32997.00                    13902.00
                                                        23658.00                    31966.00                    13864.00
                                                        23445.00                    31807.00                    13853.00
                                                        23181.00                    30935.00                    13977.00
                                                        23973.00                    32892.00                    14014.00
                                                        24164.00                    33561.00                    14006.00
12/99                                                   24978.00                    35538.00                    13921.00
                                                        24110.00                    33752.00                    13917.00
                                                        23960.00                    33114.00                    14091.00
                                                        25583.00                    36351.00                    14295.00
                                                        25044.00                    35258.00                    14225.00
                                                        24740.00                    34534.00                    14212.00
                                                        25107.00                    35386.00                    14502.00
                                                        24873.00                    34833.00                    14656.00
                                                        25761.00                    36995.00                    14863.00
                                                        25088.00                    35043.00                    14919.00
                                                        25251.00                    34894.00                    15012.00
                                                        24434.00                    32145.00                    15269.00
12/00                                                   24792.00                    32303.00                    15570.00
                                                        25307.00                    33448.00                    15832.00
                                                        24343.00                    30400.00                    15995.00
                                                        23350.00                    28475.00                    16068.00
                                                        24321.00                    30685.00                    15948.00
                                                        24504.00                    30891.00                    16040.00
                                                        23882.00                    30140.00                    16117.00
                                                        23909.00                    29843.00                    16518.00
                                                        23003.00                    27977.00                    16730.00
                                                        22102.00                    25719.00                    16884.00
                                                        22618.00                    26210.00                    17313.00
                                                        23575.00                    28220.00                    17029.00
12/01                                                   23641.00                    28468.00                    16894.00
                                                        23330.00                    28053.00                    17018.00
                                                        23201.00                    27512.00                    17163.00
                                                        23618.00                    28547.00                    16815.00
                                                        22376.00                    26817.00                    17140.00
                                                        22236.00                    26620.00                    17299.00
                                                        21293.00                    24725.00                    17446.00
                                                        20568.00                    22799.00                    17656.00
                                                        20587.00                    22947.00                    18052.00
                                                        19234.00                    20455.00                    18440.00
                                                        20136.00                    22253.00                    18264.00
                                                        21096.00                    23561.00                    18275.00
12/02                                                   20381.00                    22178.00                    18759.00
                                                        20024.00                    21599.00                    18758.00
                                                        19886.00                    21275.00                    19092.00
                                                        19924.00                    21482.00                    19067.00
                                                        20944.00                    23250.00                    19271.00
                                                        21803.00                    24474.00                    19819.00
                                                        21977.00                    24787.00                    19739.00
                                                        22093.00                    25224.00                    18912.00
                                                        22336.00                    25715.00                    19036.00
                                                        22261.00                    25443.00                    19640.00
                                                        22982.00                    26880.00                    19390.00
                                                        23141.00                    27116.00                    19442.00
12/03                                                   24150.00                    28538.00                    19633.00

    --- ADVISERS IA              --- S&P 500 INDEX            MMMM  LEHMAN GOVERNMENT/
        $10,000 starting value       $10,000 starting value       CREDIT BOND INDEX
        $24,150 ending value         $28,536 ending value         $10,000 starting value
                                                                  $19,633 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                    1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------
Advisers IA         18.49%    1.35%    9.22%
--------------------------------------------------
Advisers IB(4)      18.20%    1.14%    8.97%
--------------------------------------------------
S&P 500 Index       28.67%   -0.57%   11.06%
--------------------------------------------------
Lehman Government/
  Credit Bond
  Index              4.66%    6.65%    6.98%
--------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

RAND L. ALEXANDER, CFA
Senior Vice President, Partner
PAUL D. KAPLAN
Senior Vice President, Partner, Director of Fixed Income

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Advisers HLS Fund, Class IA returned 18.49% for the 12 months ended December 31, 2003. The Fund outperformed the Composite Index (S&P 500 Index 55%, Lehman Brothers Government/Credit Bond Index 35% and 90 day Treasury Bills 10%), which returned 17.12% over the same period. The Fund underperformed the Lipper Flexible Portfolio VA-UF Average, which returned 18.59% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

After a three-year decline, the U.S. equity markets rallied during the period. This surge in the broad market began with the ending of the conflict in Iraq and has been fueled by increases in consumer confidence and manufacturing output, resilience in consumer spending and productivity gains, and support from low interest rates and reduced tax rates. Across both the equity and fixed income asset classes, there was an overall trend of lower quality securities providing superior returns than higher quality investments as the markets shifted from risk aversion to risk pursuit. Among bonds, emerging markets debt and high yield bonds outperformed U.S. Treasuries and other investment grade sectors. Within the equity markets, emerging markets outperformed developed markets, and small caps outperformed large caps.

The Fund returns for the year were driven primarily by positive asset allocation decisions during the course of 2003. We entered the year optimistic that low interest rates, tax cuts, a stabilizing employment picture, and the weak dollar would boost the U.S. economy, and in turn, investor confidence. Our equity ratio increased from 62% to 70% of the Fund over the course of the year. This equity exposure matches our highest level ever and expresses our high confidence that equities will provide the most attractive returns over the coming year. With the out-performance of equities over bonds during the year, our positioning enhanced performance.

In terms of the equity portion, the Fund generated strong returns through positive sector allocation decisions and solid performance from some individual holdings. We maintained overweight positions in information technology and materials, the two strongest areas of the market during 2003. We also remained underweight in telecommunication services, which was the poorest performing sector, as the industry continues to work through capacity issues. Strong contributors during the year included Citigroup, Inc. (banks) and Intel Corp. (electronics). Citigroup, Inc. has executed well, controlled costs, and is leveraged to an improvement in capital market activity. Intel Corp. benefited from a strong semiconductor cycle in 2003, as they continually beat earnings expectations. Relative equity results were hindered somewhat by our large cap, high quality bias, especially in the information technology sector. Detractors included Schering-Plough Corp. (drugs) and Safeway, Inc. (consumer non-durables); both stocks were eliminated from the Fund.

Within the fixed income portion of the Fund, returns were in line with our benchmark. Our fundamental high quality bias generated lower returns than had we invested more aggressively in some of the lower quality segments of the market. Specifically, our low exposure to Ford Motor Co. (transportation) and General Motors Corp. (transportation) detracted from returns this year as bonds of these lower quality issuers outperformed most corporate bonds in 2003. We continue to believe this approach is the correct one as insurance for those unpredictable periods of stock market volatility. Our tactical duration management was a positive factor this year. We had a slightly short duration bias in anticipation of a stronger economy and higher interest rates. As only the first part of this outlook has developed, this bias detracted slightly from returns.

--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK AND STRATEGY?

The economic and operating environment for businesses has rarely been more favorable for corporate earnings and profitability. Tax cuts, a weaker dollar, sustained productivity, and healthier balance sheets are all evidence of this. As the economy continues to grow, we will look for improved corporate spending and employment trends as key gauges to determine the sustainability of the domestic recovery. This encourages us to maintain our high equity exposure.

Within our equity portion we maintain a cyclical bias, with overweight positions in information technology, industrials, and consumer discretionary sectors.

On the fixed income side, the economy continues to show signs of a sustained recovery and the bond market struggles with stronger economic indicators. While we have outlined an environment that should be supportive of the business sector and corporate balance sheets in particular, we have begun to shift investments away from corporate bonds and back toward government securities as valuations in the corporate sector are now less than generous and as the Fund increases its exposure to the business sector via its equity holdings. An improving economic environment is also supportive of our slightly shorter duration posture, as interest rates should begin to move upward later this year.

Hartford Blue Chip Stock HLS Fund inception 5/1/1996
(subadvised by T. Rowe Price Associates, Inc.)

PERFORMANCE OVERVIEW 5/1/96 - 12/31/03
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                     BLUE CHIP STOCK IA                   S&P 500 INDEX
                                                                     ------------------                   -------------
5/1/96                                                                    10000.00                          10000.00
                                                                          10118.90                          10000.00
                                                                          10134.40                          10038.00
                                                                           9866.50                           9594.32
                                                                          10232.10                           9796.76
                                                                          10858.20                          10347.30
                                                                          11001.60                          10632.90
                                                                          11775.30                          11435.70
12/96                                                                     11624.10                          11209.30
                                                                          12093.80                          11908.70
                                                                          12121.50                          12002.80
                                                                          11602.10                          11510.70
                                                                          12109.20                          12196.70
                                                                          12810.80                          12938.30
                                                                          13344.70                          13517.90
                                                                          14340.90                          14592.60
                                                                          13700.20                          13775.40
                                                                          14359.80                          14528.90
                                                                          14015.60                          14043.70
                                                                          14443.20                          14693.90
12/97                                                                     14762.70                          14946.60
                                                                          14932.70                          15111.10
                                                                          16054.40                          16200.60
                                                                          16780.70                          17030.00
                                                                          16944.80                          17202.00
                                                                          16523.50                          16906.20
                                                                          17262.40                          17592.50
                                                                          17082.10                          17405.70
                                                                          14342.30                          14889.00
                                                                          15200.40                          15843.40
                                                                          16490.10                          17130.90
                                                                          17500.10                          18168.80
12/98                                                                     18905.80                          19215.80
                                                                          19469.50                          20019.30
                                                                          18923.50                          19397.20
                                                                          19628.40                          20173.00
                                                                          20131.30                          20954.20
                                                                          19561.20                          20460.10
                                                                          20758.10                          21595.60
                                                                          20056.60                          20921.30
                                                                          19839.90                          20817.10
                                                                          19456.40                          20246.40
                                                                          20825.40                          21527.10
                                                                          21277.50                          21964.70
12/99                                                                     22664.40                          23258.40
                                                                          21939.70                          22090.00
                                                                          22166.40                          21672.30
                                                                          24073.70                          23791.10
                                                                          23380.70                          23075.30
                                                                          22868.80                          22601.90
                                                                          24241.40                          23159.20
                                                                          23762.80                          22797.40
                                                                          25763.10                          24212.60
                                                                          24480.10                          22934.60
                                                                          23922.70                          22837.40
                                                                          21626.80                          21038.20
12/00                                                                     22105.00                          21141.40
                                                                          22425.80                          21891.00
                                                                          20039.50                          19896.20
                                                                          18346.20                          18636.50
                                                                          20168.90                          20082.60
                                                                          20326.70                          20217.20
                                                                          19822.30                          19725.90
                                                                          19312.20                          19531.60
                                                                          17952.50                          18310.20
                                                                          16650.60                          16832.20
                                                                          17317.50                          17153.70
                                                                          18670.60                          18469.40
12/01                                                                     18919.30                          18631.90
                                                                          18357.20                          18360.20
                                                                          17811.30                          18006.00
                                                                          18650.20                          18683.30
                                                                          17484.20                          17551.00
                                                                          17190.00                          17422.20
                                                                          15703.00                          16181.70
                                                                          14559.70                          14921.20
                                                                          14828.80                          15018.20
                                                                          13298.20                          13387.20
                                                                          14578.10                          14563.90
                                                                          15286.60                          15420.30
12/02                                                                     14303.80                          14515.10
                                                                          14028.60                          14136.30
                                                                          13882.90                          13924.20
                                                                          14117.50                          14059.00
                                                                          15285.30                          15216.10
                                                                          16073.60                          16017.00
                                                                          16272.20                          16221.60
                                                                          16627.00                          16507.80
                                                                          16824.10                          16829.10
                                                                          16581.10                          16650.90
                                                                          17468.40                          17591.70
                                                                          17651.40                          17746.30
12/03                                                                     18494.20                          18676.30

    --- BLUE CHIP STOCK IA                     --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $18,494 ending value                       $18,676 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                        SINCE
                    1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------
Blue Chip Stock IA  29.30%   -0.44%     8.35%
----------------------------------------------------
S&P 500 Index       28.67%   -0.57%     8.48%
----------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

LARRY J. PUGLIA, CFA, CFP
Vice President and Portfolio Manager

DONALD J. EASLEY, CFA
Vice President

HENRY M. ELLENBOGEN
Vice President and Research Analyst

ROBERT N. GENSLER
Vice President and Portfolio Manager

THOMAS J. HUBER, CFA
Vice President

KRIS H. JENNER, M.D., D. PHIL.
Vice President and Portfolio Manager

CHRISTOPHER R. LEONARD, CFA
Vice President and Research Analyst

TIMOTHY E. PARKER
Research Analyst

ROBERT W. SHARPS, CFA, CPA
Vice President and Portfolio Manager

ROBERT W. SMITH
Vice President and Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Blue Chip Stock HLS Fund, Class IA returned 29.30% for the 12 months ended December 31, 2003. The Fund outperformed the Lipper Large Cap Growth VA-UF Average, which returned 28.37% and the S&P 500 Index, which returned 28.67% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

For the 12 months ended December 31, 2003 the portfolio posted a strong gain that edged the S&P 500 Index. Superior stock selection within the telecom services sector produced the strongest contribution to the portfolio's relative results. Vodafone Group PLC, ADR (communications) and Nextel Communications, Inc., Class A (communications) rallied sharply and were top absolute and relative performance contributors for the year. We were significantly overweight in Nextel Communications, Inc., Class A (up over 140% for the period) versus the index. Vodafone Group PLC, ADR released positive earnings results and news that diminished the threat of competition from Hutchinson Whampoa.

Boosted by strong stock selection, the health care sector contributed to relative results despite our overweight position, which limited gains. Strength came mostly from pharmaceuticals and biotechs during the period. Large-cap pharmaceuticals rallied sharply in the fourth quarter as investors sought their perceived safety near year end. Pfizer, Inc. (drugs) was a top absolute performance contributor, and eliminating Merck & Co., Inc. (drugs) and Schering-Plough Corp. (drugs) early in the year also aided relative performance. After posting strong gains for much of 2003, biotechnology holdings, Gilead Sciences, Inc. (drugs), Amgen, Inc. (drugs) and Genentech, Inc. (drugs) stumbled a bit in the fourth quarter, but posted solid 12-month contributions.

The consumer discretionary sector was the largest drag on relative results due to stock selection in Kohl's Corp. (retail), Target Corp. (retail), Harley Davidson, Inc. (transportation), Viacom, Inc. (media & entertainment) and Clear Channel Communications, Inc. (media & entertainment). Although the information technology sector led the market higher, the IT services industry languished. Affiliated Computer Services, Inc. (software & services) was the portfolio's largest relative performance detractor.

WHAT IS YOUR OUTLOOK AND STRATEGY?

As economic growth continues to accelerate into 2004, we expect earnings at many U.S. companies to also show sharp improvement. Despite the strong gains this year, driven mostly by small- and mid-cap stocks, we are optimistic about the prospects for large-cap stocks as history indicates that this group is likely to outperform in the second year of an expansion. Additionally, we believe that many consistent growth companies with strong free cash flow and dividend growth potential appear to be undervalued, providing us with advantageous investing opportunities.

Hartford Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                        BOND IA                              INDEX
                                                                        -------                ----------------------------------
12/31/93                                                                10000.00                            10000.00
                                                                        10149.00                            10135.00
                                                                         9909.00                             9959.00
                                                                         9660.00                             9713.00
                                                                         9577.00                             9635.00
                                                                         9568.00                             9634.00
                                                                         9546.00                             9613.00
                                                                         9716.00                             9804.00
                                                                         9718.00                             9816.00
                                                                         9590.00                             9672.00
                                                                         9571.00                             9663.00
                                                                         9553.00                             9642.00
12/94                                                                    9605.00                             9708.00
                                                                         9781.00                             9900.00
                                                                         9980.00                            10136.00
                                                                        10053.00                            10198.00
                                                                        10178.00                            10341.00
                                                                        10595.00                            10741.00
                                                                        10696.00                            10819.00
                                                                        10633.00                            10795.00
                                                                        10764.00                            10926.00
                                                                        10866.00                            11032.00
                                                                        11031.00                            11175.00
                                                                        11205.00                            11343.00
12/95                                                                   11381.00                            11502.00
                                                                        11440.00                            11578.00
                                                                        11213.00                            11376.00
                                                                        11137.00                            11297.00
                                                                        11043.00                            11233.00
                                                                        11038.00                            11211.00
                                                                        11175.00                            11361.00
                                                                        11199.00                            11392.00
                                                                        11180.00                            11372.00
                                                                        11376.00                            11570.00
                                                                        11628.00                            11827.00
                                                                        11874.00                            12029.00
12/96                                                                   11782.00                            11918.00
                                                                        11832.00                            11955.00
                                                                        11884.00                            11984.00
                                                                        11760.00                            11851.00
                                                                        11914.00                            12029.00
                                                                        12046.00                            12143.00
                                                                        12220.00                            12288.00
                                                                        12633.00                            12620.00
                                                                        12501.00                            12512.00
                                                                        12699.00                            12698.00
                                                                        12861.00                            12882.00
                                                                        12943.00                            12941.00
12/97                                                                   13120.00                            13072.00
                                                                        13300.00                            13239.00
                                                                        13289.00                            13228.00
                                                                        13353.00                            13273.00
                                                                        13410.00                            13342.00
                                                                        13553.00                            13469.00
                                                                        13681.00                            13584.00
                                                                        13676.00                            13612.00
                                                                        13798.00                            13834.00
                                                                        14163.00                            14158.00
                                                                        14011.00                            14083.00
                                                                        14153.00                            14163.00
12/98                                                                   14189.00                            14206.00
                                                                        14300.00                            14306.00
                                                                        13936.00                            14056.00
                                                                        14020.00                            14133.00
                                                                        14094.00                            14179.00
                                                                        13906.00                            14054.00
                                                                        13825.00                            14009.00
                                                                        13794.00                            13950.00
                                                                        13769.00                            13943.00
                                                                        13904.00                            14105.00
                                                                        13957.00                            14157.00
                                                                        13966.00                            14156.00
12/99                                                                   13903.00                            14088.00
                                                                        13876.00                            14041.00
                                                                        14044.00                            14211.00
                                                                        14260.00                            14399.00
                                                                        14237.00                            14357.00
                                                                        14246.00                            14350.00
                                                                        14572.00                            14648.00
                                                                        14664.00                            14781.00
                                                                        14849.00                            14996.00
                                                                        14943.00                            15090.00
                                                                        14982.00                            15190.00
                                                                        15208.00                            15439.00
12/00                                                                   15569.00                            15726.00
                                                                        15930.00                            15982.00
                                                                        16019.00                            16121.00
                                                                        16061.00                            16202.00
                                                                        16032.00                            16134.00
                                                                        16126.00                            16231.00
                                                                        16106.00                            16292.00
                                                                        16489.00                            16657.00
                                                                        16697.00                            16849.00
                                                                        16738.00                            17044.00
                                                                        17038.00                            17401.00
                                                                        16974.00                            17161.00
12/01                                                                   16921.00                            17051.00
                                                                        16984.00                            17189.00
                                                                        17056.00                            17356.00
                                                                        16817.00                            17067.00
                                                                        17166.00                            17398.00
                                                                        17350.00                            17546.00
                                                                        17346.00                            17697.00
                                                                        17383.00                            17911.00
                                                                        17719.00                            18214.00
                                                                        17873.00                            18509.00
                                                                        17961.00                            18424.00
                                                                        18163.00                            18418.00
12/02                                                                   18627.00                            18800.00
                                                                        18784.00                            18817.00
                                                                        19081.00                            19076.00
                                                                        19106.00                            19062.00
                                                                        19353.00                            19219.00
                                                                        19798.00                            19577.00
                                                                        19788.00                            19538.00
                                                                        19200.00                            18881.00
                                                                        19351.00                            19006.00
                                                                        19865.00                            19510.00
                                                                        19736.00                            19328.00
                                                                        19827.00                            19374.00
12/03                                                                   20088.00                            19572.00

    --- BOND IA                                --- LEHMAN BROTHERS U.S. AGGREGATE BOND
        $10,000 starting value                     INDEX
        $20,088 ending value                       $10,000 starting value
                                                   $19,572 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                      1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------
Bond IA               7.85%    7.20%     7.22%
----------------------------------------------------
Bond IB(4)            7.58%    6.98%     6.99%
----------------------------------------------------
Lehman Brothers U.S.
  Aggregate Bond
  Index               4.11%    6.62%     6.95%
----------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
NASRI TOUTOUNGI
Managing Director
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund, Class IA returned 7.85% for the 12 months ended December 31, 2003. The Fund outperformed both the Lehman Brothers U.S. Aggregate Bond Index, which returned 4.11%, and the Lipper Intermediate Investment Grade Debt VA-UF Average, which returned 5.14% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Judicious sector selection was the major contributor to performance in 2003. In particular, our allocations to high yield and non-dollar securities had a significant impact for the year. During the second half of this year, astute interest rate anticipation versus the index also contributed positively to fund performance. Since the Fund was somewhat short duration going into the rate increase in late July and also during the fourth quarter, performance benefited from the rise in rates. Security selection also added to performance across several sectors.

The high yield sector was amongst the best performing sectors in the fixed income market. The Lehman High Yield Corporate Index returned 28.97% for the year ended December 31st. This was due to improved corporate fundamentals and very attractive valuations accompanied by very strong mutual fund demand.

The dollar declined against major currencies. In particular, the dollar weakened versus the Euro, declining by 20% from 1.05 to 1.26 dollar per Euro. The twin budget and current account deficit concerns have taken their toll on the exchange rate, despite strong growth in the U.S.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Improved corporate profitability and stronger balance sheets are facilitating pent-up demand for corporate spending. The Institute of Supply Management's early January report displayed surprising strength. The manufacturing new orders component of this report provided the strongest reading since 1950, while most other components indicated continued acceleration of business activity. While capacity utilization remains well below its long-term average, the sustained upward trend is a constructive sign of growth.

Our overall duration position is essentially neutral to slightly defensive. We fully expect interest rates to rise for fundamental reasons once excess capacity in labor and manufacturing is filled, and inflation starts to rise. The yield curve is at near record steep levels, and is currently anchored by the Federal Reserve's resolve to maintain an easing bias to kick start the economy.

We remain constructive on corporate bond spreads, but we are not nearly as sanguine as we were last year. While fundamentals for corporate securities continue to improve, bonds have done very well versus their treasury counterparts. We maintain a 6% weight to high yield securities, and while only 2% overweight on investment grade corporates, we continue to favor BBB securities. Approximately a third of the portfolio is in mortgage-backed securities. While these securities are good income generators, we are concerned about price depreciation in the event of a significant move in interest rates. We are also concerned that Agency debentures could experience further volatility, thus we will remain under invested in the sector. We have reentered a position in foreign bonds on an unhedged basis. The currency markets are once again focused on the very large U.S. trade deficit, and in a rising rate environment, European bonds should do well versus U.S. bonds. We hold a 3.5% in foreign government or quasi government bonds and will look to opportunistically increase exposure to international securities. Treasury Inflation Protected Securities should also offer good value long term. We will be watching for leading indicators of inflation before we invest in TIPS later in 2004.

Hartford Capital Appreciation HLS Fund inception 4/2/1984

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                  CAPITAL APPRECIATION IA                 S&P 500 INDEX
                                                                  -----------------------                 -------------
12/31/93                                                                  10000.00                           10000.00
                                                                          10454.00                           10340.00
                                                                          10399.00                           10059.00
                                                                           9841.00                            9621.00
                                                                           9787.00                            9745.00
                                                                           9688.00                            9904.00
                                                                           9403.00                            9662.00
                                                                           9710.00                            9979.00
                                                                          10460.00                           10387.00
                                                                          10436.00                           10133.00
                                                                          10553.00                           10361.00
                                                                          10081.00                            9984.00
12/94                                                                     10250.00                           10131.00
                                                                          10256.00                           10394.00
                                                                          10618.00                           10799.00
                                                                          10986.00                           11117.00
                                                                          11299.00                           11444.00
                                                                          11593.00                           11901.00
                                                                          12163.00                           12177.00
                                                                          12907.00                           12580.00
                                                                          13098.00                           12610.00
                                                                          13388.00                           13142.00
                                                                          12753.00                           13094.00
                                                                          13319.00                           13670.00
12/95                                                                     13351.00                           13933.00
                                                                          13554.00                           14407.00
                                                                          13911.00                           14541.00
                                                                          14120.00                           14681.00
                                                                          14797.00                           14897.00
                                                                          15248.00                           15279.00
                                                                          14863.00                           15337.00
                                                                          13801.00                           14660.00
                                                                          14527.00                           14969.00
                                                                          15382.00                           15810.00
                                                                          15366.00                           16246.00
                                                                          16190.00                           17473.00
12/96                                                                     16115.00                           17127.00
                                                                          16734.00                           18196.00
                                                                          16413.00                           18340.00
                                                                          15489.00                           17588.00
                                                                          15884.00                           18636.00
                                                                          17695.00                           19769.00
                                                                          18462.00                           20655.00
                                                                          19989.00                           22297.00
                                                                          19752.00                           21048.00
                                                                          21065.00                           22199.00
                                                                          19803.00                           21458.00
                                                                          19647.00                           22451.00
12/97                                                                     19715.00                           22838.00
                                                                          19537.00                           23089.00
                                                                          21385.00                           24753.00
                                                                          22230.00                           26021.00
                                                                          22623.00                           26284.00
                                                                          21628.00                           25832.00
                                                                          22046.00                           26880.00
                                                                          21494.00                           26595.00
                                                                          17216.00                           22749.00
                                                                          18231.00                           24208.00
                                                                          20012.00                           26175.00
                                                                          21260.00                           27761.00
12/98                                                                     22767.00                           29361.00
                                                                          23756.00                           30588.00
                                                                          22707.00                           29638.00
                                                                          24464.00                           30823.00
                                                                          25618.00                           32017.00
                                                                          25255.00                           31262.00
                                                                          26659.00                           32997.00
                                                                          26374.00                           31966.00
                                                                          26054.00                           31807.00
                                                                          25171.00                           30935.00
                                                                          26865.00                           32892.00
                                                                          28307.00                           33561.00
12/99                                                                     31295.00                           35538.00
                                                                          30661.00                           33752.00
                                                                          35392.00                           33114.00
                                                                          36252.00                           36351.00
                                                                          34348.00                           35258.00
                                                                          33210.00                           34534.00
                                                                          35280.00                           35386.00
                                                                          35335.00                           34833.00
                                                                          38907.00                           36995.00
                                                                          37495.00                           35043.00
                                                                          36423.00                           34894.00
                                                                          33403.00                           32145.00
12/00                                                                     35433.00                           32303.00
                                                                          37549.00                           33448.00
                                                                          35860.00                           30400.00
                                                                          33915.00                           28475.00
                                                                          36543.00                           30685.00
                                                                          37043.00                           30891.00
                                                                          35959.00                           30140.00
                                                                          34633.00                           29843.00
                                                                          32901.00                           27977.00
                                                                          29113.00                           25719.00
                                                                          29958.00                           26210.00
                                                                          32119.00                           28220.00
12/01                                                                     32975.00                           28468.00
                                                                          32093.00                           28053.00
                                                                          31413.00                           27512.00
                                                                          32618.00                           28547.00
                                                                          30861.00                           26817.00
                                                                          30747.00                           26620.00
                                                                          28022.00                           24725.00
                                                                          25766.00                           22799.00
                                                                          26369.00                           22947.00
                                                                          24379.00                           20455.00
                                                                          26193.00                           22253.00
                                                                          28217.00                           23561.00
12/02                                                                     26479.00                           22178.00
                                                                          25942.00                           21599.00
                                                                          25657.00                           21275.00
                                                                          25362.00                           21482.00
                                                                          27266.00                           23250.00
                                                                          29429.00                           24474.00
                                                                          30205.00                           24787.00
                                                                          30756.00                           25224.00
                                                                          31912.00                           25715.00
                                                                          31790.00                           25443.00
                                                                          34284.00                           26880.00
                                                                          35144.00                           27116.00
12/03                                                                     37700.00                           28538.00

    --- CAPITAL APPRECIATION IA                --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $37,700 ending value                       $28,538 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                          1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------
Capital Appreciation IA   42.38%   10.61%   14.19%
--------------------------------------------------------
Capital Appreciation
  IB(4)                   42.02%   10.39%   13.94%
--------------------------------------------------------
S&P 500 Index             28.67%   -0.57%   11.06%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
SAUL J. PANNELL, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund, Class IA returned 42.38% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Multi Cap Core VA-UF Average, which returned 31.49% and the Composite Index (Russell 2500 Index 60% and S&P 500 Index 40%), which returned 38.62% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Equity markets continued to rise during the period; over the past twelve months the S&P 500 has now gained over 28%. Optimism regarding the economy that fueled the second quarter's sharp rally essentially became the consensus view. All market cap styles benefited, with the performance of small- and mid-cap stocks exceeding that of large-cap equities. All ten benchmark sectors registered positive returns during the period with the strongest results in materials (34%), information technology (62%), and consumer discretionary (43%).

The Fund is focused on providing shareholders with maximum total returns. In seeking this level of high total return, our investment approach seeks capital appreciation from all companies regardless of market capitalization size, sector, or country. Our investment decisions, while based primarily on company-by-company fundamental analysis, may also be shaped by secular themes. We try to emphasize differences between our outlook and Wall Street consensus and utilize a broad array of other investment techniques.

During the period, the Fund benefited the most from strong stock selection in telecommunication services, energy, and materials. The three largest contributors to absolute returns were Nextel Communications, Inc., Class A (communications), which benefited from continued strength in its push-to-talk phone; Nortel Networks Corp. (communications), which rose on new contract awards and a debt outlook upgrade from a credit agency; and Citigroup, Inc. (banks).

Our gains were modestly offset by relatively poor stock selection in information technology and, to a lesser extent, health care. Within technology, IT service companies Concord Communications, Inc. (software & services) and CheckFree Corp. (financial services) underperformed. The three biggest detractors from absolute returns were Northrop Grumman Corp. (aerospace & defense), Schering-Plough Corp. (drugs) and Gold Fields Ltd. (metals, minerals & mining). The Fund has eliminated its positions in these poor performers. It is important to note that as the Fund has gotten larger, the portion of the Fund represented by small-caps has gotten smaller. This underweight relative to the benchmark was slightly detrimental to the overall performance of the Fund as small-caps were the strongest performing market cap category over this period.

WHAT IS YOUR OUTLOOK AND STRATEGY?

As we enter the new year, corporate profits are surging, borrowing costs remain attractive, and consumer confidence has stabilized. The building blocks for reinvigorated corporate spending, rising employment, and an expanding economy appear to be in place. However, on the heels of robust appreciation in 2003, equity markets generally seem to have already priced-in a healthy cyclical rebound. Over the past year it has paid to invest in companies with high financial and operating leverage. Going forward it will likely be more important to identify companies that can gain market share, grow the top-line, and drive the economic expansion.

Toward the end of the 12-month period we initiated or added to positions in the industrials sector including defense-related and education stocks. To fund these positions we eliminated or reduced our holdings in health care services companies on the view that most of these companies, whether they are drug distributors, health insurers, or hospitals, will face increased pricing pressures over the intermediate term.

Hartford Capital Opportunities HLS Fund inception 5/1/2000
(subadvised by Massachusetts Financial Services Company)

PERFORMANCE OVERVIEW 5/1/00 - 12/31/03
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                  CAPITAL OPPORTUNITIES IA                S&P 500 INDEX
                                                                  ------------------------                -------------
5/1/00                                                                   10000.00                            10000.00
                                                                          9477.37                            10000.00
                                                                          9895.15                            10246.60
                                                                          9718.55                            10086.50
                                                                         10559.50                            10712.70
                                                                         10074.50                            10147.20
                                                                          9802.09                            10104.20
                                                                          8314.71                             9308.16
12/00                                                                     8832.35                             9353.82
                                                                          9558.26                             9685.48
                                                                          8348.18                             8802.90
                                                                          7504.50                             8245.53
                                                                          8244.84                             8885.39
                                                                          8164.61                             8944.92
                                                                          7797.36                             8727.56
                                                                          7456.89                             8641.60
                                                                          6713.62                             8101.18
                                                                          5741.43                             7447.25
                                                                          6065.11                             7589.49
                                                                          6589.45                             8171.61
12/01                                                                     6745.68                             8243.52
                                                                          6398.89                             8123.29
                                                                          6286.41                             7966.60
                                                                          6627.63                             8266.25
                                                                          6200.51                             7765.30
                                                                          6013.35                             7708.30
                                                                          5396.52                             7159.46
                                                                          4863.14                             6601.74
                                                                          4910.66                             6644.65
                                                                          4393.88                             5923.04
                                                                          4748.02                             6443.68
                                                                          5162.98                             6822.57
12/02                                                                     4799.59                             6422.08
                                                                          4690.69                             6254.47
                                                                          4582.54                             6160.65
                                                                          4619.96                             6220.30
                                                                          5049.33                             6732.23
                                                                          5356.43                             7086.59
                                                                          5455.92                             7177.12
                                                                          5529.37                             7303.72
                                                                          5685.24                             7445.88
                                                                          5547.31                             7367.04
                                                                          5795.36                             7783.28
                                                                          5838.96                             7851.68
12/03                                                                     6113.85                             8263.17

    --- CAPITAL OPPORTUNITIES IA               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $6,114  ending value                       $8,263  ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                     SINCE
                          1 YEAR   INCEPTION
-------------------------------------------------
Capital Opportunities IA  27.38%    -12.55%
-------------------------------------------------
S&P 500 Index             28.67%     -5.07%
-------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

IRFAN ALI
Senior Vice President
Massachusetts Financial Services Company
KENNETH ENRIGHT
Senior Vice President
Massachusetts Financial Services Company

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Capital Opportunities HLS Fund, Class IA returned 27.38% for the 12 months ended December 31, 2003. The Fund outperformed the S&P 500 Index, which returned 28.67% over the same period. The Fund underperformed the Lipper Multi Cap Core VA-UF Average, which returned 31.49% over the same period.

MARKET OVERVIEW

Markets around the world were buoyed over the period by clear signs of recovery, especially in the United States and, to a lesser extent, in Japan and Europe. Worldwide monetary policy was conducive to growth as central banks, including the U.S. Federal Reserve Bank, sought to stimulate economic expansion by keeping interest rates low. We started to see improvements in several key economic indicators, including corporate earnings, capital and consumer spending, and business and consumer confidence.

Overall improvement in the global economy helped to drive market rallies that began in mid-March and lasted, with only a few pauses, through the end of 2003. Largely left behind were concerns about an uncertain global political climate and sluggish economic conditions. In our view, investors, like consumers, became more optimistic about the future and aggressively moved into higher-risk, more economically sensitive securities and out of more conservative holdings.

DETRACTORS FROM PERFORMANCE

The series' holdings in the technology and leisure sectors were main contributors to underperformance relative to the benchmark.

In the technology sector, the series' underweighted position in Intel Corp. (software & services) was the leading contributor to underperformance. Investor concerns over Intel Corp.'s weak corporate technology spending abated during the period, while the stock improved on the news that certain product lines, such as laptop PCs, had showed surprising strength.

Among other technology sector companies, holdings in Network Associates, Inc. (software & services) and PeopleSoft, Inc. (software & services) also detracted from performance. Network Associates, Inc. stock fell after missing analysts' earnings projections due to reporting a sizable drop in customer spending on its web security and anti-virus software products. The company blamed the shortfall on continued weakness in business technology spending.

Despite a continued strong competitive position, a healthy balance sheet, and a boost from Oracle Corp. (software & services) to acquire the company at a premium, PeopleSoft, Inc.'s stock price failed to appreciate as much as the technology sector overall.

In basic materials, the stock of Owens Illinois, Inc. (consumer durables), a company that manufactures glass and plastic packaging, was also a source of negative performance. The company coped with pressure from rising prices for the oil used to make its plastic bottles and for the natural gas used to power several of its factories. Investors were also concerned by the company's highly leveraged balance sheet; potential liabilities associated with asbestos in its plants; and disruptions at the company's Venezuela facility.

--------------------------------------------------------------------------------

The Fund's cash position, although it averaged less than 4% of assets over the period, was the biggest detractor from relative performance. In a period when global markets continued to rise, any cash position hurt performance relative to S&P 500 which, like most market indices, has no cash position.

CONTRIBUTORS TO PERFORMANCE

The Fund generated its best performance relative to the benchmark from its positions in the retail, consumer durables, and health care sectors.

Sears, Roebuck & Co. (retail) was the biggest contributor to positive performance in the retail sector. The stock had been selling at low valuations early in the period because of concerns about the performance of Sears, Roebuck & Co.'s credit card division. The company then sold the credit card division at a very attractive price and used the proceeds to buy back some of its own stock. The company's ability to shed an underperforming division and focus on its retail business, coupled with the fact that its stock had been selling at a very cheap multiple, had a very positive effect on its value to investors.

Home Depot, Inc. (retail) was another strong retail stock. It began the year selling at a very attractive valuation and then benefited from a series of strong sales figures, an exclusive arrangement with John Deere & Co.(machinery), the remodeling of many of its stores, and from a newly expanded appliance business.

In the health care sector, Genentech, Inc. (health services) stock benefited from a string of good news that boosted the company's long-term prospects. New data about its colorectal drug Avastin came in better than expected while the company released promising clinical reports about psoriasis drug Raptiva and arthritis drug Rituxan.

The Fund also benefited from an underweight position in health care company Johnson & Johnson (medical instruments & supplies), which underperformed the market during the period. The company had introduced a new drug-coated stent that was highly anticipated by the market. However, the company had constraints on its capacity that mitigated the long-term growth potential offered by the new product, and that contributed to the stock's underperformance. Data about a competing product from Boston Scientific Corp. meanwhile, came in much better than anticipated, further detracting from Johnson & Johnson's growth potential.

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(formerly Hartford Growth and Income HLS Fund)
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/29/98 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                   DISCIPLINED EQUITY IA                  S&P 500 INDEX
                                                                   ---------------------                  -------------
5/29/98                                                                   10000.00                           10000.00
                                                                          10406.00                           10406.00
                                                                          10407.00                           10295.00
                                                                           9003.00                            8807.00
                                                                           9619.00                            9371.00
                                                                          10516.00                           10133.00
                                                                          11109.00                           10747.00
12/98                                                                     11905.00                           11366.00
                                                                          12305.00                           11841.00
                                                                          11852.00                           11473.00
                                                                          12415.00                           11932.00
                                                                          12802.00                           12394.00
                                                                          12558.00                           12102.00
                                                                          13373.00                           12774.00
                                                                          13112.00                           12375.00
                                                                          12929.00                           12313.00
                                                                          12540.00                           11976.00
                                                                          13100.00                           12733.00
                                                                          13461.00                           12992.00
12/99                                                                     14503.00                           13757.00
                                                                          13701.00                           13066.00
                                                                          13672.00                           12819.00
                                                                          15171.00                           14072.00
                                                                          14555.00                           13649.00
                                                                          14203.00                           13369.00
                                                                          14747.00                           13699.00
                                                                          14646.00                           13485.00
                                                                          15646.00                           14322.00
                                                                          14717.00                           13566.00
                                                                          14645.00                           13508.00
                                                                          13472.00                           12444.00
12/00                                                                     13684.00                           12505.00
                                                                          14370.00                           12949.00
                                                                          13209.00                           11769.00
                                                                          12481.00                           11023.00
                                                                          13512.00                           11879.00
                                                                          13631.00                           11958.00
                                                                          13352.00                           11668.00
                                                                          13066.00                           11553.00
                                                                          12303.00                           10830.00
                                                                          11282.00                            9956.00
                                                                          11641.00                           10146.00
                                                                          12478.00                           10925.00
12/01                                                                     12587.00                           11021.00
                                                                          12301.00                           10860.00
                                                                          11946.00                           10651.00
                                                                          12391.00                           11051.00
                                                                          11543.00                           10381.00
                                                                          11432.00                           10305.00
                                                                          10482.00                            9572.00
                                                                           9752.00                            8826.00
                                                                           9821.00                            8883.00
                                                                           8754.00                            7919.00
                                                                           9545.00                            8615.00
                                                                          10049.00                            9121.00
12/02                                                                      9484.00                            8586.00
                                                                           9178.00                            8362.00
                                                                           9043.00                            8236.00
                                                                           9091.00                            8316.00
                                                                           9803.00                            9000.00
                                                                          10333.00                            9474.00
                                                                          10431.00                            9595.00
                                                                          10581.00                            9764.00
                                                                          10813.00                            9954.00
                                                                          10815.00                            9849.00
                                                                          11447.00                           10405.00
                                                                          11619.00                           10497.00
12/03                                                                     12217.00                           11047.00

    --- DISCIPLINED EQUITY IA                  --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $12,217 ending value                       $11,047 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                           SINCE
                       1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------
Disciplined Equity IA  28.82%    0.52%     3.64%
-------------------------------------------------------
Disciplined Equity IB  28.50%    0.31%     3.42%
-------------------------------------------------------
S&P 500 Index          28.67%   -0.57%     1.80%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JAMES A. RULLO, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Disciplined Equity HLS Fund, Class IA returned 28.82% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Large Cap Core VA-UF Average, which returned 26.43% and the S&P 500 Index, which returned 28.67% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

U.S. equity markets rebounded in 2003 as low interest rates, tax cuts, a stabilizing employment picture and the weak dollar provided a boost to the U.S. economy, and in turn, investor confidence. Risk was rewarded in 2003, as more speculative stocks gained favor over companies with strong balance sheets and dependable earnings. News of corporate impropriety, as well as lingering effects from the war in Iraq, failed to dampen investors' enthusiasm. Investors focused on a strengthening economy, better market prospects, and a Federal Reserve committed to keeping interest rates low.

The Fund's performance during the period was driven by strong stock selection, particularly in financials, consumer staples, and health care. On an absolute basis, top performers were Cisco Systems, Inc. (computers & office equipment), Citigroup, Inc. (banks), and Intel Corp. (electronics). Cisco Systems, Inc. rose sharply driven by a rebound in technology spending. Citigroup, Inc. has executed well, controlled expenses, and is leveraged to an improvement in capital market activity. Intel Corp. benefited from the strong semiconductor cycle in 2003, as they continually beat earnings expectations.

Our relative returns were held back due to our bias toward large cap, high quality names in the information technology sector. The Fund's stocks provided solid absolute returns, but the Fund did not own many of the more speculative, smaller market capitalization names that were the top performers in the technology sector. In addition, some poor performing individual holdings detracted from performance for the year. Schering-Plough Corp. (drugs), Qwest Communications International, Inc. (communications), and Pepsi Bottling Group, Inc. (food, beverages & tobacco) detracted the most from Fund performance, on an absolute basis, during the year. Schering-Plough Corp. (drugs) has been undergoing competitive pressures across several key drug franchises. Qwest Communications International, Inc. (communications) was held back due to delayed audited financials and disappointing earnings results. Pepsi Bottling Group, Inc. underperformed due to severe weather in the first quarter across half of their U.S. territories. Both Qwest Communications International, Inc. and Pepsi Bottling Group, Inc. had been eliminated from the Fund prior to year-end. Schering-Plough Corp. remains a modest holding.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The economic recovery is now visible on a global scale, with U.S. growth and corporate profits powering ahead. We expect continued, sustainable growth in 2004. A rise in consumer disposable income from tax cuts implemented last summer has kept consumption on an accelerating trend. As the benefit from the tax cut fades, job and salary growth will need to shoulder the consumption burden and signs in the labor market have been generally positive. It is fair to say, however, that with the strong market returns in 2003, we remain cautious looking ahead. We remain cognizant of issues threatening the U.S. equity market, including declining liquidity, looming structural concerns, and relatively high equity valuations. We do not anticipate that the Fed will seriously consider raising rates until the back half of 2004 and expect a decelerating trend in inflation over the coming months.

Hartford Global Leaders HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                     GLOBAL LEADERS IA                   MSCI WORLD INDEX
                                                                     -----------------                   ----------------
9/30/98                                                                   10000.00                           10000.00
                                                                          11346.00                           10906.00
                                                                          12212.00                           11556.00
12/98                                                                     13188.00                           12122.00
                                                                          13799.00                           12389.00
                                                                          13410.00                           12062.00
                                                                          14140.00                           12566.00
                                                                          14488.00                           13063.00
                                                                          13962.00                           12587.00
                                                                          14974.00                           13176.00
                                                                          15199.00                           13138.00
                                                                          15118.00                           13117.00
                                                                          14930.00                           12991.00
                                                                          15905.00                           13668.00
                                                                          17087.00                           14055.00
12/99                                                                     19830.00                           15194.00
                                                                          19086.00                           14326.00
                                                                          21213.00                           14366.00
                                                                          21161.00                           15361.00
                                                                          20137.00                           14713.00
                                                                          19563.00                           14342.00
                                                                          20430.00                           14827.00
                                                                          19746.00                           14412.00
                                                                          20868.00                           14882.00
                                                                          19982.00                           14093.00
                                                                          18833.00                           13858.00
                                                                          17723.00                           13019.00
12/00                                                                     18429.00                           13231.00
                                                                          18436.00                           13488.00
                                                                          16744.00                           12350.00
                                                                          15624.00                           11541.00
                                                                          16849.00                           12397.00
                                                                          16516.00                           12243.00
                                                                          16215.00                           11861.00
                                                                          15819.00                           11705.00
                                                                          14951.00                           11145.00
                                                                          13654.00                           10165.00
                                                                          14039.00                           10361.00
                                                                          15284.00                           10975.00
12/01                                                                     15373.00                           11046.00
                                                                          14870.00                           10712.00
                                                                          14782.00                           10621.00
                                                                          15250.00                           11114.00
                                                                          14742.00                           10720.00
                                                                          15056.00                           10745.00
                                                                          14111.00                           10095.00
                                                                          12961.00                            9245.00
                                                                          12831.00                            9264.00
                                                                          11285.00                            8247.00
                                                                          12455.00                            8857.00
                                                                          13558.00                            9337.00
12/02                                                                     12375.00                            8886.00
                                                                          12089.00                            8617.00
                                                                          11818.00                            8470.00
                                                                          11656.00                            8447.00
                                                                          12962.00                            9201.00
                                                                          13754.00                            9731.00
                                                                          14076.00                            9904.00
                                                                          14418.00                           10106.00
                                                                          14833.00                           10327.00
                                                                          14454.00                           10392.00
                                                                          15595.00                           11011.00
                                                                          15972.00                           11181.00
12/03                                                                     16777.00                           11885.00

    --- GLOBAL LEADERS IA                      --- MSCI WORLD INDEX
        $10,000 starting value                     $10,000 starting value
        $16,777 ending value                       $11,885 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                          SINCE
                     1 YEAR   5 YEAR    INCEPTION
------------------------------------------------------
Global Leaders IA    35.57%     4.93%    10.35%
------------------------------------------------------
Global Leaders IB    35.24%     4.72%    10.13%
------------------------------------------------------
MSCI World Index     33.76%    -0.39%     3.34%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
ANDREW S. OFFIT
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund, Class IA returned 35.57% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Global Funds VA-UF Average, which returned 33.65% and the Morgan Stanley Capital International (MSCI) World Index, which returned 33.76% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The rebound in the global equity markets was broad based, with all developed markets participating in the advance and the majority of the ten broad market sectors of the MSCI World Index registering double-digit returns. The rally was propelled by continued signs of improvement in the global economy and reduced uncertainty in the geopolitical arena. At the regional level, performance was strongest within Emerging Markets and Asia excluding Japan. Performance within the United States and the United Kingdom was less robust during the period, though positive nonetheless.

Our outperformance versus the benchmark was primarily driven by strong stock selection and an overweight to technology. The three largest contributors to the Fund's absolute returns were all from this sector: French technology hardware company Alcatel S.A. (communications), the Canadian technology hardware company Nortel Networks Corp. (communications), and the Japanese software services company Yahoo Japan, Inc. (software & services). In addition, the Fund's overweight in consumer discretionary stocks and good stock selection in health care, financials, and telecommunications added to relative performance at the margin.

These returns were offset somewhat by the Fund's overweight and poor stock selection in materials. Three of the largest detractors from absolute returns were Lukoil Holdings ADR (energy & services), the Russian oil and gas company, Fast Retailing, Inc. (retail), the Japanese retailer, and Schering-Plough Corp. (drugs), the U.S. pharmaceuticals company. Of these three companies, only Fast Retailing, Inc. is still held.

While we do not manage the Fund according to country weights, but instead, focus mainly on sector and stock weights, countries and regions played a part in our outperformance for the period. The Fund was helped by being overweight in Europe, largely due to the depreciation of the U.S. dollar. In addition, the Fund's positions in emerging market securities, though small, contributed to positive relative returns.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Our outlook remains positive. We are positioned for economic growth and are beginning to see many of the trends play out in stock price performance. We continue to believe that many growth sectors will have "time on their side".

Hartford Growth Opportunities HLS Fund  inception 3/24/1987

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
12/31/93                                                                  10000.00                           10000.00
                                                                          10289.00                           10234.00
                                                                          10336.00                           10060.00
                                                                           9720.00                            9562.00
                                                                           9554.00                            9605.00
                                                                           9378.00                            9718.00
                                                                           8907.00                            9420.00
                                                                           9054.00                            9723.00
                                                                           9696.00                           10282.00
                                                                           9752.00                           10159.00
                                                                           9820.00                           10386.00
                                                                           9529.00                           10045.00
12/94                                                                      9718.00                           10456.00
                                                                           9621.00                           10396.00
                                                                           9890.00                           10836.00
                                                                          10153.00                           11153.00
                                                                          10137.00                           11389.00
                                                                          10630.00                           11762.00
                                                                          11566.00                           12250.00
                                                                          12290.00                           12805.00
                                                                          12436.00                           12834.00
                                                                          12804.00                           13391.00
                                                                          12427.00                           13331.00
                                                                          12700.00                           13856.00
12/95                                                                     12407.00                           13958.00
                                                                          12592.00                           14366.00
                                                                          13093.00                           14667.00
                                                                          13080.00                           14712.00
                                                                          13680.00                           15175.00
                                                                          14005.00                           15731.00
                                                                          13798.00                           15640.00
                                                                          12675.00                           14621.00
                                                                          13120.00                           15067.00
                                                                          14262.00                           16131.00
                                                                          14345.00                           16149.00
                                                                          15022.00                           17287.00
12/96                                                                     14443.00                           17012.00
                                                                          15071.00                           18131.00
                                                                          14240.00                           17917.00
                                                                          13320.00                           16921.00
                                                                          13488.00                           17929.00
                                                                          14870.00                           19337.00
                                                                          15463.00                           20100.00
                                                                          16938.00                           21807.00
                                                                          16397.00                           20710.00
                                                                          17223.00                           21794.00
                                                                          16494.00                           20935.00
                                                                          16345.00                           21681.00
12/97                                                                     16238.00                           21901.00
                                                                          16023.00                           22465.00
                                                                          17358.00                           24182.00
                                                                          18210.00                           25150.00
                                                                          18302.00                           25480.00
                                                                          17868.00                           24652.00
                                                                          18806.00                           26049.00
                                                                          17891.00                           25699.00
                                                                          14640.00                           21672.00
                                                                          15790.00                           23377.00
                                                                          16548.00                           25204.00
                                                                          17170.00                           27124.00
12/98                                                                     19325.00                           29570.00
                                                                          19926.00                           31277.00
                                                                          18395.00                           29743.00
                                                                          19401.00                           31273.00
                                                                          19425.00                           31501.00
                                                                          18894.00                           30608.00
                                                                          20332.00                           32712.00
                                                                          20302.00                           31674.00
                                                                          20690.00                           32068.00
                                                                          20782.00                           31481.00
                                                                          22316.00                           33749.00
                                                                          24955.00                           35686.00
12/99                                                                     29987.00                           39573.00
                                                                          29594.00                           37824.00
                                                                          38282.00                           40187.00
                                                                          34741.00                           42460.00
                                                                          31796.00                           40276.00
                                                                          29867.00                           38145.00
                                                                          34422.00                           41171.00
                                                                          33356.00                           39329.00
                                                                          37905.00                           42927.00
                                                                          37952.00                           38996.00
                                                                          34673.00                           37058.00
                                                                          28093.00                           31511.00
12/00                                                                     31182.00                           30702.00
                                                                          30665.00                           32848.00
                                                                          26793.00                           27348.00
                                                                          23900.00                           24407.00
                                                                          26292.00                           27487.00
                                                                          26070.00                           27159.00
                                                                          26020.00                           26636.00
                                                                          25428.00                           25858.00
                                                                          23728.00                           23776.00
                                                                          20084.00                           21304.00
                                                                          21115.00                           22480.00
                                                                          23232.00                           24621.00
12/01                                                                     24055.00                           24677.00
                                                                          23826.00                           24210.00
                                                                          22418.00                           23168.00
                                                                          23598.00                           24049.00
                                                                          22464.00                           22186.00
                                                                          22183.00                           21593.00
                                                                          19725.00                           19607.00
                                                                          17804.00                           18395.00
                                                                          17392.00                           18446.00
                                                                          16017.00                           16568.00
                                                                          17158.00                           18045.00
                                                                          18725.00                           19075.00
12/02                                                                     17404.00                           17757.00
                                                                          17191.00                           17322.00
                                                                          16967.00                           17218.00
                                                                          17449.00                           17535.00
                                                                          19022.00                           18854.00
                                                                          20474.00                           19871.00
                                                                          21085.00                           20151.00
                                                                          21295.00                           20724.00
                                                                          22242.00                           21282.00
                                                                          21970.00                           21031.00
                                                                          23891.00                           22259.00
                                                                          24673.00                           22529.00
12/03                                                                     25025.00                           23256.00

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $25,025 ending value                       $23,256 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                           1 YEAR   5 YEAR   10 YEAR
---------------------------------------------------------
Growth Opportunities IA    43.79%    5.31%    9.61%
---------------------------------------------------------
Growth Opportunities
  IB(3)                    43.43%    5.04%    9.33%
---------------------------------------------------------
Russell 3000 Growth Index  30.97%   -4.69%    8.81%
---------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional in formation including inception dates and expenses.

PORTFOLIO MANAGER
MICHAEL T. CARMEN, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth Opportunities HLS Fund, Class IA returned 43.79% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Multi Cap Growth VA-UF Average, which returned 35.24% and the Russell 3000 Growth Index, which returned 30.97% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Small and mid capitalization stocks were "the place to be" in the U.S. equity markets, as these stocks handily outperformed larger cap stocks and posted strong absolute returns. Boosted by improving news on the economic front and earnings comparisons that were beginning to look more compelling, investors continued to bid up U.S. equities through the end of December, especially small and mid cap stocks. The stagnant labor markets continued to be a source of concern, but investors weren't "losing any sleep" over the issue. Much debate was centered on whether the snapback from the March lows was "too far, too fast" for many stocks, especially information technology names, but the bears lost to the bulls in this debate, at least for now. The two areas that appeared to be showing the most robust recovery, PCs and wireless, ignited the spark of investor sentiment elsewhere in the sector. Since the second quarter of 2003, lower quality and/or high beta names have attracted the most investor interest.

The Fund was well-served by our above-index exposure to both small and mid cap companies. In addition, our outperformance can be attributed to strong relative stock selection across a number of sectors. Health care, consumer discretionary, and industrials were the areas in which our investments excelled the most versus the index. Only within information technology were we disappointed with our stock selection and low relative exposure to this outperforming sector. However, we can live with the result, as it was a reflection of our aversion to holding some of the more speculative, high beta names in the universe, which tended to do well during the period.

For the twelve-month period, the greatest contributors to absolute Fund returns were Cendant Corp. (business services), American Tower Corp., Class A (communications), and Nextel Communications, Inc. (communications). The stock of global business provider Cendant Corp. gained on continued strength in real estate, improvement in travel services, and progress with its Avis/Budget integration. The largest detractors from absolute Fund returns were Schering-Plough Corp. (drugs), NDC Health Corp. (health services), and AT&T Corp. (communications), all of which were eliminated from the portfolio prior to period end.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Investor optimism surrounding the economy and the equity markets has mostly taken uniform shape. Tax cuts, a weaker dollar, sustained productivity, and healthier balance sheets all bode well for corporate profits. As the growth trajectory continues, we will continue to look for improved corporate spending and employment trends. Entering 2004, the Fund's consumer discretionary position is significantly overweight relative to the benchmark; we continue to seek companies that we consider market share gainers. In other areas of the growth universe, the Fund's overweight to the telecommunications services sector is a partial offset to the underweight to the information technology sector, where we feel valuations continue to be stretched.

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                      HIGH YIELD IA             LEHMAN HIGH YIELD CORPORATE INDEX
                                                                      -------------             ---------------------------------
9/30/98                                                                  10000.00                           10000.00
                                                                          9992.00                            9795.00
                                                                         10340.00                           10202.00
12/98                                                                    10368.00                           10213.00
                                                                         10528.00                           10364.00
                                                                         10531.00                           10303.00
                                                                         10695.00                           10402.00
                                                                         10898.00                           10603.00
                                                                         10693.00                           10460.00
                                                                         10703.00                           10437.00
                                                                         10696.00                           10479.00
                                                                         10620.00                           10363.00
                                                                         10599.00                           10289.00
                                                                         10660.00                           10221.00
                                                                         10797.00                           10341.00
12/99                                                                    10856.00                           10457.00
                                                                         10758.00                           10412.00
                                                                         10730.00                           10431.00
                                                                         10637.00                           10212.00
                                                                         10674.00                           10229.00
                                                                         10576.00                           10123.00
                                                                         10840.00                           10330.00
                                                                         10960.00                           10408.00
                                                                         11113.00                           10479.00
                                                                         11067.00                           10388.00
                                                                         10867.00                           10056.00
                                                                         10596.00                            9657.00
12/00                                                                    10968.00                            9844.00
                                                                         11691.00                           10581.00
                                                                         11742.00                           10722.00
                                                                         11489.00                           10469.00
                                                                         11337.00                           10339.00
                                                                         11419.00                           10525.00
                                                                         11018.00                           10230.00
                                                                         11198.00                           10381.00
                                                                         11300.00                           10503.00
                                                                         10592.00                            9797.00
                                                                         11030.00                           10039.00
                                                                         11378.00                           10406.00
12/01                                                                    11263.00                           10363.00
                                                                         11156.00                           10436.00
                                                                         10818.00                           10290.00
                                                                         10905.00                           10538.00
                                                                         11061.00                           10706.00
                                                                         10993.00                           10647.00
                                                                         10409.00                            9862.00
                                                                          9928.00                            9431.00
                                                                         10053.00                            9700.00
                                                                          9791.00                            9573.00
                                                                          9822.00                            9489.00
                                                                         10385.00                           10077.00
12/02                                                                    10487.00                           10218.00
                                                                         10764.00                           10558.00
                                                                         10952.00                           10688.00
                                                                         11148.00                           10995.00
                                                                         11687.00                           11647.00
                                                                         11860.00                           11768.00
                                                                         12077.00                           12106.00
                                                                         11790.00                           11973.00
                                                                         11936.00                           12111.00
                                                                         12267.00                           12442.00
                                                                         12474.00                           12693.00
                                                                         12632.00                           12886.00
12/03                                                                    12919.00                           13177.00

    --- HIGH YIELD IA                          --- LEHMAN HIGH YIELD
        $10,000 starting value                     CORPORATE INDEX
        $12,919 ending value                       $10,000 starting value
                                                   $13,177 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                   1 YEAR   5 YEAR   SINCE INCEPTION
---------------------------------------------------------
High Yield IA      23.18%   4.50%         5.00%
---------------------------------------------------------
High Yield IB      22.88%   4.28%         4.78%
---------------------------------------------------------
Lehman High Yield
  Corporate Index  28.96%   5.23%         5.39%
---------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

DAVID HILLMEYER, CFA
Vice President
CHRISTINE MOZONSKI, CFA, CPA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford High Yield HLS Fund, Class IA returned 23.18% for the 12 months ended December 31, 2003. The Fund underperformed both the Lipper High Current Yield VA-UF Average, which returned 23.87%, and the Lehman Brothers High Yield Corporate Index, which returned 28.96% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's performance has benefited throughout the last twelve months from an overweight to the wireline and technology sectors. Our wireline exposure continued to pay off for the Fund as Qwest Corp's (communications) successful tender offer and release of its 2002 financials, which was a catalyst to move this credit higher, contributed to this performance. Also, technology and telecommunications has continued to perform quite well. Nortel Networks Corp. (communications) has seen domestic as well as overseas orders increase, and Nextel Communications, Inc. (communications) outperformed the broader market on very solid subscriber and churn numbers throughout the year and a successful reduction in their overall cost structure. Our opportunistic outlook for technology can be observed in the portfolio's overweight versus the benchmark, but valuations have led us to realize some gains in the sector given the industry's strong performance during the year. Additional improvement in capital expenditures and further signs of a turnaround in manufacturing are also encouraging signs for the high yield market. Additional performance was derived from the portfolio's underweight to the gaming sector, which significantly lagged the broader market.

Our more conservative and underweight position to the improving electric utilities sector has caused a drag to performance for most of the year; however, we have been increasing the portfolio's holdings to the sector during the latter half of the year since the companies within the industry seem to be migrating to a "back to basics" style of management. Also issue selection in the airline sector hurt performance.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The impressive performance of the high yield market in 2003 was not only attributable to the improving fundamentals witnessed by balance sheet improvements but also a very strong technical environment, supported by record flows into retail mutual funds. The institutional investor also provided additional demand to help absorb a near record new issue calendar of approximately $130 billion. As compared to 2002's new issue calendar of $59 billion.

Although 2004 won't post the exceptionally high return of the previous year, we believe the sector's return will most likely be commensurate to the coupons earned on the underlying bonds. Furthermore, a friendly macroeconomic environment, which includes an improving labor market and manufacturing sector, and stimulative fiscal and monetary policies all bode well for the sector. In addition, the technical backdrop remains favorable.

We continue to favor an overweight to the high yield market. The fundamentals remain solid, and the technical picture continues to look optimistic. Our credit research team sees encouraging signs for the high yield market as enterprise values continue to move higher, volatility remains low, and companies are still mindful of bondholders' interests. We believe the first few months of the year will reap some of the best performance of 2004 as lower rated issues lead the way higher; however, credit selection and curve position become more critical. The fundamentals as well as the technicals are poised to support market prices.

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                          INDEX IA                        S&P 500 INDEX
                                                                          --------                        -------------
12/31/93                                                                  10000.00                           10000.00
                                                                          10331.00                           10340.00
                                                                          10046.00                           10059.00
                                                                           9608.00                            9621.00
                                                                           9726.00                            9745.00
                                                                           9881.00                            9904.00
                                                                           9646.00                            9662.00
                                                                           9959.00                            9979.00
                                                                          10361.00                           10387.00
                                                                          10107.00                           10133.00
                                                                          10328.00                           10361.00
                                                                           9952.00                            9984.00
12/94                                                                     10094.00                           10131.00
                                                                          10353.00                           10394.00
                                                                          10751.00                           10799.00
                                                                          11062.00                           11117.00
                                                                          11380.00                           11444.00
                                                                          11825.00                           11901.00
                                                                          12093.00                           12177.00
                                                                          12489.00                           12580.00
                                                                          12515.00                           12610.00
                                                                          13030.00                           13142.00
                                                                          12966.00                           13094.00
                                                                          13527.00                           13670.00
12/95                                                                     13783.00                           13933.00
                                                                          14242.00                           14407.00
                                                                          14365.00                           14541.00
                                                                          14508.00                           14681.00
                                                                          14706.00                           14897.00
                                                                          15080.00                           15279.00
                                                                          15123.00                           15337.00
                                                                          14443.00                           14660.00
                                                                          14740.00                           14969.00
                                                                          15557.00                           15810.00
                                                                          15976.00                           16246.00
                                                                          17178.00                           17473.00
12/96                                                                     16828.00                           17127.00
                                                                          17863.00                           18196.00
                                                                          17997.00                           18340.00
                                                                          17242.00                           17588.00
                                                                          18270.00                           18636.00
                                                                          19379.00                           19769.00
                                                                          20231.00                           20655.00
                                                                          21831.00                           22297.00
                                                                          20602.00                           21048.00
                                                                          21722.00                           22199.00
                                                                          20991.00                           21458.00
                                                                          21945.00                           22451.00
12/97                                                                     22315.00                           22838.00
                                                                          22556.00                           23089.00
                                                                          24172.00                           24753.00
                                                                          25399.00                           26021.00
                                                                          25647.00                           26284.00
                                                                          25191.00                           25832.00
                                                                          26212.00                           26880.00
                                                                          25923.00                           26595.00
                                                                          22166.00                           22749.00
                                                                          23583.00                           24208.00
                                                                          25491.00                           26175.00
                                                                          27020.00                           27761.00
12/98                                                                     28577.00                           29361.00
                                                                          29752.00                           30588.00
                                                                          28816.00                           29638.00
                                                                          29959.00                           30823.00
                                                                          31102.00                           32017.00
                                                                          30347.00                           31262.00
                                                                          32031.00                           32997.00
                                                                          31016.00                           31966.00
                                                                          30860.00                           31807.00
                                                                          30007.00                           30935.00
                                                                          31890.00                           32892.00
                                                                          32526.00                           33561.00
12/99                                                                     34432.00                           35538.00
                                                                          32692.00                           33752.00
                                                                          32061.00                           33114.00
                                                                          35174.00                           36351.00
                                                                          34105.00                           35258.00
                                                                          33391.00                           34534.00
                                                                          34204.00                           35386.00
                                                                          33658.00                           34833.00
                                                                          35734.00                           36995.00
                                                                          33837.00                           35043.00
                                                                          33682.00                           34894.00
                                                                          31018.00                           32145.00
12/00                                                                     31161.00                           32303.00
                                                                          32253.00                           33448.00
                                                                          29301.00                           30400.00
                                                                          27436.00                           28475.00
                                                                          29557.00                           30685.00
                                                                          29742.00                           30891.00
                                                                          29005.00                           30140.00
                                                                          28709.00                           29843.00
                                                                          26900.00                           27977.00
                                                                          24709.00                           25719.00
                                                                          25175.00                           26210.00
                                                                          27096.00                           28220.00
12/01                                                                     27324.00                           28468.00
                                                                          26911.00                           28053.00
                                                                          26384.00                           27512.00
                                                                          27366.00                           28547.00
                                                                          25698.00                           26817.00
                                                                          25494.00                           26620.00
                                                                          23675.00                           24725.00
                                                                          21821.00                           22799.00
                                                                          21955.00                           22947.00
                                                                          19562.00                           20455.00
                                                                          21281.00                           22253.00
                                                                          22521.00                           23561.00
12/02                                                                     21190.00                           22178.00
                                                                          20628.00                           21599.00
                                                                          20312.00                           21275.00
                                                                          20501.00                           21481.00
                                                                          22193.00                           23249.00
                                                                          23349.00                           24473.00
                                                                          23635.00                           24786.00
                                                                          24044.00                           25223.00
                                                                          24501.00                           25714.00
                                                                          24231.00                           25442.00
                                                                          25593.00                           26879.00
                                                                          25809.00                           27115.00
12/03                                                                     27152.00                           28536.00

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $27,152 ending value                       $28,536 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

               1 YEAR   5 YEAR   10 YEAR
---------------------------------------------
Index IA       28.13%   -1.02%   10.50%
---------------------------------------------
Index IB(5)    27.81%   -1.23%   10.25%
---------------------------------------------
S&P 500 Index  28.67%   -0.57%   11.06%
---------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JULIET MURPHY, CFA, CPA
Investment Officer

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Index HLS Fund, Class IA returned 28.13% for the 12 months ended December 31, 2003. The Fund outperformed the Lipper S&P 500 Index Objective VA-UF Average, which returned 28.01%, over the same period. The Fund underperformed the S&P 500 Index, which returned 28.67% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund posted returns of 28.13% in 2003, its first positive return after three years of double-digit negative returns. The Fund led the benchmark by 2 basis points, the result of a cash receipt to settle a class action suit, which was not included in the benchmark.

Only three months posted negative returns in 2003 -- January, February, and September. In the beginning of the year, the market reacted strongly to any news out of the Middle East. The threat of a war with Iraq was very real, and days of new releases regarding Iraq and weapons inspections were the days that suffered the greatest losses. We recovered a bit in March, with a slight positive return, and from there on, it was smooth sailing for the year. Volatility declined throughout the year, and market movements were mostly results of geopolitical and economic news, though the market was much less sensitive to such news than it had been during the first few months of the year. April and May were very strong, with positive news out of Iraq, which is to say that U.S. casualties were lower than expected and it seemed that we were making progress. The next three months were slower, as the number of casualties climbed, and we weren't seeing the progress we had seen during the first few months of the war. Add to this the plunging dollar and continued employment weakness, and it would make sense that the market would take a breather for a few months. The month of September was disappointing, with news of mutual fund scandals and poor economic numbers; we saw the negative returns for the first time in seven months. October was strong, though, with improvements in the employment situation and strong earnings. We finished the year on a high note, with the market closing at over 1100 on 12/29 -- the first time it closed over this level since May 2002.

During 2002, dips in the market had been viewed as investors running for cover. In 2003, however, such dips were viewed more as opportunities to buy, and it seemed that even the bad news didn't keep investors disinterested for long. After the unprecedented bull market of the late 1990s, and the following three-year decline, it seemed that investors were ready to get involved again. Mutual fund inflows have increased over the last several months, but they are nowhere near the levels they were in the late 1990s. We believe they will continue to increase as the employment situation improves.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Looking ahead, we have a tough act to follow, after the gains in the last year. Although the late 1990s posted back-to-back gains, we considered that period to be an aberration. The likelihood of another strong year in stocks is low, especially after reviewing the stock market over the past 100 years. As we know, historical data can't be used to predict the future, but it is food for thought. Another concern for 2004 is the possibility of downward earnings revisions by analysts. With the economy gaining strength, analysts have been raising estimates for several quarters, and they appear to be continuing with that trend. Recall the crucial role that earnings estimates and revisions played in 2001 and 2002, as the market was falling. Downward revisions sent the market into a tailspin during that period, and such revisions in 2004 could hit investor psyche especially hard. Another concern is interest rates. It seems likely that investors will start to worry about inflation in the near future, so it isn't unreasonable to assume that the 10-year treasury yields will migrate to the 5.00%-5.25% range. The declining U.S. dollar could prompt foreign investors to demand higher compensation (higher interest rates) to offset the currency risk, and these increases in yields could put pressure on equity valuations, causing the market to soften. In summary, we believe the first half of 2004 will show gains, but beyond that, there are some factors that could cause the market to pull back during the second half.

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                               INTERNATIONAL OPPORTUNITIES IA     MSCI AC WORLD FREE EX US INDEX
                                                               ------------------------------     ------------------------------
12/31/93                                                                  10000.00                           10000.00
                                                                          10395.00                           10822.00
                                                                          10033.00                           10740.00
                                                                           9576.00                           10249.00
                                                                           9795.00                           10597.00
                                                                           9837.00                           10600.00
                                                                           9772.00                           10675.00
                                                                          10016.00                           10849.00
                                                                          10394.00                           11214.00
                                                                          10040.00                           10936.00
                                                                          10314.00                           11230.00
                                                                           9850.00                           10688.00
12/94                                                                      9806.00                           10663.00
                                                                           9426.00                           10180.00
                                                                           9376.00                           10124.00
                                                                           9776.00                           10696.00
                                                                          10040.00                           11113.00
                                                                          10175.00                           11064.00
                                                                          10170.00                           10911.00
                                                                          10725.00                           11530.00
                                                                          10501.00                           11131.00
                                                                          10602.00                           11321.00
                                                                          10585.00                           11018.00
                                                                          10822.00                           11277.00
12/95                                                                     11172.00                           11723.00
                                                                          11457.00                           11884.00
                                                                          11552.00                           11884.00
                                                                          11721.00                           12106.00
                                                                          12158.00                           12473.00
                                                                          12056.00                           12286.00
                                                                          12049.00                           12348.00
                                                                          11626.00                           11938.00
                                                                          11707.00                           12008.00
                                                                          11894.00                           12306.00
                                                                          11884.00                           12182.00
                                                                          12484.00                           12652.00
12/96                                                                     12617.00                           12506.00
                                                                          12490.00                           12276.00
                                                                          12543.00                           12501.00
                                                                          12555.00                           12475.00
                                                                          12477.00                           12580.00
                                                                          13295.00                           13357.00
                                                                          13913.00                           14094.00
                                                                          14324.00                           14380.00
                                                                          13271.00                           13249.00
                                                                          13994.00                           13965.00
                                                                          12935.00                           12776.00
                                                                          12731.00                           12616.00
12/97                                                                     12660.00                           12761.00
                                                                          12807.00                           13143.00
                                                                          13673.00                           14020.00
                                                                          14324.00                           14505.00
                                                                          14654.00                           14608.00
                                                                          14753.00                           14344.00
                                                                          14778.00                           14290.00
                                                                          14934.00                           14425.00
                                                                          12757.00                           12391.00
                                                                          12268.00                           12129.00
                                                                          13167.00                           13400.00
                                                                          13932.00                           14120.00
12/98                                                                     14326.00                           14606.00
                                                                          14739.00                           14591.00
                                                                          14385.00                           14264.00
                                                                          15205.00                           14953.00
                                                                          15786.00                           15701.00
                                                                          15132.00                           14963.00
                                                                          15873.00                           15651.00
                                                                          16280.00                           16018.00
                                                                          16304.00                           16073.00
                                                                          16401.00                           16182.00
                                                                          16950.00                           16785.00
                                                                          17921.00                           17456.00
12/99                                                                     20035.00                           19121.00
                                                                          18910.00                           18083.00
                                                                          20283.00                           18572.00
                                                                          20098.00                           19270.00
                                                                          18990.00                           18195.00
                                                                          18193.00                           17729.00
                                                                          18902.00                           18484.00
                                                                          18319.00                           17755.00
                                                                          18568.00                           17974.00
                                                                          17606.00                           16977.00
                                                                          16762.00                           16438.00
                                                                          16005.00                           15700.00
12/00                                                                     16609.00                           16236.00
                                                                          16708.00                           16480.00
                                                                          15369.00                           15175.00
                                                                          14278.00                           14102.00
                                                                          15346.00                           15062.00
                                                                          14751.00                           14646.00
                                                                          14282.00                           14084.00
                                                                          13969.00                           13771.00
                                                                          13581.00                           13429.00
                                                                          12149.00                           12004.00
                                                                          12472.00                           12340.00
                                                                          13214.00                           12905.00
12/01                                                                     13498.00                           13071.00
                                                                          12893.00                           12511.00
                                                                          12932.00                           12601.00
                                                                          13652.00                           13338.00
                                                                          13590.00                           13372.00
                                                                          13755.00                           13518.00
                                                                          13152.00                           12934.00
                                                                          11815.00                           11673.00
                                                                          11679.00                           11674.00
                                                                          10297.00                           10436.00
                                                                          11061.00                           10996.00
                                                                          11580.00                           11525.00
12/02                                                                     11077.00                           11153.00
                                                                          10591.00                           10761.00
                                                                          10285.00                           10543.00
                                                                          10075.00                           10338.00
                                                                          11001.00                           11335.00
                                                                          11634.00                           12057.00
                                                                          11823.00                           12390.00
                                                                          12167.00                           12720.00
                                                                          12615.00                           13099.00
                                                                          12721.00                           13466.00
                                                                          13482.00                           14339.00
                                                                          13760.00                           14651.00
12/03                                                                     14744.00                           15770.00

    --- INTERNATIONAL OPPORTUNITIES IA         --- MSCI AC WORLD FREE EX US INDEX
        $10,000 starting value                     $10,000 starting value
        $14,744 ending value                       $15,770 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------------
International Opportunities IA  33.10%    0.58%    3.96%
--------------------------------------------------------------
International Opportunities
  IB(4)                         32.76%    0.37%    3.73%
--------------------------------------------------------------
MSCI AC World Free ex US Index  41.40%    1.54%    4.66%
--------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
TROND SKRAMSTAD
Senior Vice President, Partner,
Director of International Equities
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund, Class IA returned 33.10% for the 12 months ended December 31, 2003. The Fund underperformed both the Lipper International VA-UF Average, which returned 35.41% and the Morgan Stanley Capital International (MSCI) All-Country World Free ex US Index, which returned 41.40% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The global recovery is here. International equity markets climbed strongly over the past twelve months. As measured by the MSCI regional indices, Japan outperformed Pac Basin ex-Japan and Europe in local currency terms during the year. However, in USD terms, MSCI Pac Basin ex-Japan strongly outperformed both Europe and Japan, helped by the appreciation of the Australian currency versus the dollar.

The Fund's underperformance versus the Index can be linked to three main drivers. First, our holdings within the consumer discretionary and telecommunications services sectors, while recording strong double-digit returns for the year, lagged the returns of those sectors in the Index. Second, our overweight allocation to the defensive health care sector detracted from relative returns, as the market reflected a more risk-seeking environment benefiting more economically or financially levered cyclicals. The third factor was that the average cap size of our holdings was higher than that of the index, which hurt our relative performance as small and mid cap securities dramatically outpaced larger caps.

During the year, the Fund recorded strong absolute returns. Financials sector holdings were a primary driver of Fund returns, led by significant contributor National Bank of Canada (banks). Information technology sector holdings also contributed strongly to Fund returns. After a prolonged slump, global semiconductor sales have improved markedly thanks to higher average selling prices and increased demand from wireless handsets. Consequently, top contributing stocks within the sector included ASML Holding N.V. (machinery) and Nokia Corp. (communications). The top contributor to Fund returns overall was Vodafone Group PLC (communications).

WHAT IS YOUR OUTLOOK AND STRATEGY?

While equity markets have priced in significant economic growth already, we believe that conditions are ripe for expansion to continue into the first half of 2004, with the growth picture continuing to be bolstered by the massive fiscal and monetary stimulus enacted by governments and central banks around the globe over the last several years. China has positively impacted the world's economic growth this year, helping drive global demand for both raw materials and capital goods. The rest of Asia ex-Japan finds itself at the end of a multi-year adjustment process and is poised to move ahead once again, as the region no longer relies upon the U.S. as its main growth driver. Instead, the Asian consumer is becoming an increasingly important engine of growth. The Japanese recovery appears to be legitimate as corporations have lowered their debt and overcapacity and can now focus on product leadership. We have sold several of our defensive holdings and shifted into companies with greater operational gearing. Europe lagged but is expected to make up ground in 2004. The economic impact of the appreciating euro has adversely slowed growth, but monetary and fiscal stimulus should help drive a cyclical economic upturn. As we move forward into 2004, we are likely to take profits in some of the more economically or financially levered cyclicals that have already performed well. On the other hand, we would look to add those stocks that have either lagged or have not discounted a recovery in earnings to more normal levels.

Hartford International Stock HLS Fund inception 1/3/1995
(subadvised by Lazard Asset Management, LLC)

PERFORMANCE OVERVIEW 1/3/95 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                   INTERNATIONAL STOCK IA                MSCI EAFE INDEX
                                                                   ----------------------                ---------------
1/3/95                                                                    10000.00                          10000.00
                                                                           9731.90                          10000.00
                                                                           9787.80                           9973.86
                                                                          10047.50                          10598.70
                                                                          10344.60                          11000.20
                                                                          10355.10                          10871.90
                                                                          10487.70                          10684.10
                                                                          11184.90                          11352.20
                                                                          10967.50                          10921.90
                                                                          11217.60                          11138.00
                                                                          10985.50                          10841.50
                                                                          11123.80                          11146.00
12/95                                                                     11435.10                          11597.90
                                                                          11506.80                          11648.30
                                                                          11655.60                          11690.60
                                                                          11904.20                          11941.80
                                                                          12174.10                          12291.90
                                                                          12137.10                          12068.60
                                                                          12355.50                          12139.50
                                                                          11972.60                          11787.80
                                                                          12001.70                          11816.60
                                                                          12264.60                          12133.50
                                                                          12310.80                          12012.40
                                                                          12914.80                          12493.30
12/96                                                                     13032.10                          12335.60
                                                                          12721.90                          11906.80
                                                                          13044.80                          12104.40
                                                                          13347.10                          12151.20
                                                                          13274.20                          12218.60
                                                                          13817.30                          13016.70
                                                                          14676.70                          13737.50
                                                                          14993.90                          13962.60
                                                                          14082.40                          12922.70
                                                                          15253.20                          13649.50
                                                                          14311.60                          12603.30
                                                                          14403.90                          12477.80
12/97                                                                     14594.30                          12589.50
                                                                          14946.70                          13168.20
                                                                          15780.80                          14016.20
                                                                          16713.80                          14450.90
                                                                          17044.80                          14568.60
                                                                          17456.40                          14501.20
                                                                          17301.90                          14614.20
                                                                          17583.00                          14765.60
                                                                          15170.00                          12939.60
                                                                          14374.40                          12546.20
                                                                          15467.80                          13857.60
                                                                          16427.30                          14571.00
12/98                                                                     16998.40                          15149.30
                                                                          16831.50                          15108.00
                                                                          16456.00                          14751.40
                                                                          17053.80                          15370.80
                                                                          17860.80                          15997.10
                                                                          17271.30                          15176.80
                                                                          17940.90                          15772.00
                                                                          18571.10                          16244.40
                                                                          18947.00                          16307.40
                                                                          18960.60                          16475.10
                                                                          19296.40                          17095.80
                                                                          19690.80                          17693.30
12/99                                                                     21077.00                          19284.80
                                                                          19574.10                          18062.80
                                                                          19594.40                          18552.50
                                                                          20504.20                          19275.30
                                                                          19717.70                          18264.40
                                                                          19458.10                          17821.90
                                                                          20275.40                          18523.10
                                                                          19773.70                          17750.10
                                                                          19837.40                          17907.80
                                                                          18980.50                          17039.40
                                                                          18735.70                          16640.40
                                                                          18311.80                          16019.90
12/00                                                                     19014.60                          16593.00
                                                                          18905.30                          16585.20
                                                                          17885.30                          15343.10
                                                                          16530.60                          14327.20
                                                                          17396.50                          15332.10
                                                                          17000.60                          14803.10
                                                                          16429.90                          14203.20
                                                                          15812.10                          13945.90
                                                                          15595.50                          13595.60
                                                                          13795.90                          12221.60
                                                                          13980.60                          12534.10
                                                                          14358.00                          12996.90
12/01                                                                     14419.10                          13074.40
                                                                          13756.80                          12380.70
                                                                          14002.40                          12468.20
                                                                          14953.00                          13209.40
                                                                          14988.70                          13244.10
                                                                          15229.70                          13423.70
                                                                          14704.40                          12894.80
                                                                          13248.30                          11622.80
                                                                          13407.30                          11599.60
                                                                          12164.70                          10357.30
                                                                          12943.70                          10914.50
                                                                          13317.60                          11411.10
12/02                                                                     13014.70                          11028.80
                                                                          12334.90                          10568.90
                                                                          12260.10                          10326.90
                                                                          12193.80                          10131.70
                                                                          13233.50                          11136.80
                                                                          13950.00                          11822.00
                                                                          14096.30                          12114.50
                                                                          14179.20                          12409.60
                                                                          14424.70                          12711.50
                                                                          14733.90                          13105.80
                                                                          15494.80                          13923.60
                                                                          15916.20                          14235.20
12/03                                                                     16920.70                          15347.90

    --- INTERNATIONAL STOCK IA                 --- MSCI EAFE INDEX
        $10,000 starting value                     $10,000 starting value
        $16,921 ending value                       $15,348 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                            SINCE
                        1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------
International Stock IA  30.01%   -0.09%     6.02%
--------------------------------------------------------
MSCI EAFE Index         39.16%    0.26%     4.88%
--------------------------------------------------------



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

* As we announced on October 2, 2003, Herbert Gullquist, Co-Chief Executive Officer and Chief Investment Officer of Lazard, retired as of December 31, 2003. In preparation for this change, Lazard has created the Lazard Investment Council and the Lazard Oversight Committee. The Investment Council was created to both continue and enhance investment thought leadership. The Oversight Committee was designed to be the central management body for Lazard's investment platform and created to address those issues that most often confront a typical CIO.

PORTFOLIO MANAGEMENT TEAM

HERBERT W. GULLQUIST*
Chief Investment Officer, Co-Chief
Executive Officer

JOHN R. REINSBERG
Managing Director
MICHAEL BENNETT
Managing Director

GABRIELLE BOYLE
Managing Director
MICHAEL POWERS
Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Stock HLS Fund, Class IA returned 30.01% for the 12 months ended December 31, 2003. The Fund underperformed both the Lipper International VA-UF Average, which returned 35.41% and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE Index), which returned 39.16% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The first two-and-a-half months of 2003, which saw a continuation of the previous year's bear market, proved an anomaly in an otherwise bull market year. In mid-March, just before the start of the second Gulf War, sentiment swung abruptly from very negative to very positive. Investors rotated into stocks that stood to gain the most from an improving economy; the stocks that benefited from this change in sentiment included highly leveraged and economically sensitive companies. In fact, many of the greatest beneficiaries were those same lower-quality companies whose business models had been most questioned during the bear market. Overall, 2003 proved to be a reversal of 2002, in that all sectors in the MSCI EAFE Index(R) rose in 2003, in comparison to the across-the-board falls of 2002. In addition, the technology sector, which led 2002's decline, proved to be 2003's strongest performer. However, late in the year there were signs that the rebound in lower-quality stocks had begun to fade as investors began to focus once again on individual companies' fundamentals.

During the year, the Fund's performance was helped by stock selection in the consumer discretionary sector, where Nissan Motor Co. Ltd. (transportation, Japan) benefited from new model introductions and strong U.S. demand. With the leadership of CEO Carlos Ghosn, it has steadily gained market-share, improved its marketing efforts, rolled out new models and implemented good capital discipline. Luxury goods manufacturer Richemont (consumer durables, Switzerland) also performed well as the improving economy has led to a rebound in demand for luxury items, which had been hurt by the decline in travel related to SARS and fears of terrorism. Conversely, the Fund was hurt by stock selection in the financials sector, as we avoided unprofitable Japanese financial stocks such as Sumitomo Corp. (consumer non-durables, Japan), Mizuho (banks, Japan), UFJ Holdings, Inc. (banks, Japan) and Resona (banks, Japan), which significantly outperformed the sector and the market. Stock selection in the technology sector posed a similar problem: unprofitable companies such as Ericsson (communications, Sweden) and Alcatel S.A. (communications, France) also significantly outperformed their peers and the overall market, while companies with consistently high return-on-capital, such as Nokia Oyj (communications, Finland), failed to fully participate in the rally.

WHAT IS YOUR OUTLOOK AND STRATEGY?

In the past, market recoveries have frequently seen a period during which lower-quality, more cyclical stocks have outperformed. During these initial stages of upswing, investors tend to seek out those companies that stand to gain the most from an improvement in the economic landscape. Frequently, these companies are the most volatile, debt-ridden, and cyclical stocks available. As we may already be seeing, however, investors tend to turn their attention back to the fundamentals underpinning stocks, including a company's ability to generate strong returns on its capital. We remain confident in the Fund's holdings, as they feature this sort of history of strong financial productivity, which over the long term is a key determinant of a stock's performance.

Hartford LargeCap Growth HLS Fund inception 5/1/1998

PERFORMANCE OVERVIEW 5/1/98 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                     LARGECAP GROWTH IA                   S&P 500 INDEX
                                                                     ------------------                   -------------
5/1/98                                                                   10000.00                            10000.00
                                                                          9797.97                            10000.00
                                                                         10438.90                            10406.00
                                                                         10592.50                            10295.50
                                                                          8772.77                             8806.84
                                                                          9185.09                             9371.36
                                                                         10084.30                            10133.00
                                                                         10647.10                            10746.80
12/98                                                                    11861.30                            11366.10
                                                                         12972.50                            11841.40
                                                                         12448.40                            11473.40
                                                                         13036.10                            11932.40
                                                                         12900.20                            12394.40
                                                                         12469.50                            12102.20
                                                                         13571.90                            12773.80
                                                                         13206.90                            12374.90
                                                                         13046.00                            12313.30
                                                                         12852.70                            11975.80
                                                                         13797.90                            12733.30
                                                                         14099.70                            12992.10
12/99                                                                    15090.30                            13757.40
                                                                         14348.80                            13066.30
                                                                         14209.80                            12819.20
                                                                         15981.50                            14072.40
                                                                         15473.40                            13649.10
                                                                         14902.70                            13369.00
                                                                         15355.30                            13698.70
                                                                         15247.50                            13484.70
                                                                         16021.60                            14321.80
                                                                         14392.10                            13565.80
                                                                         14032.70                            13508.30
                                                                         12480.00                            12444.10
12/00                                                                    12382.30                            12505.10
                                                                         13412.70                            12948.50
                                                                         11352.30                            11768.60
                                                                         10459.20                            11023.50
                                                                         11686.70                            11878.90
                                                                         11645.40                            11958.50
                                                                         11048.00                            11667.90
                                                                         10800.10                            11553.00
                                                                          9876.60                            10830.50
                                                                          9048.04                             9956.25
                                                                          9466.13                            10146.40
                                                                         10416.60                            10924.60
12/01                                                                    10538.00                            11020.80
                                                                          9994.98                            10860.00
                                                                          9522.50                            10650.60
                                                                          9946.02                            11051.20
                                                                          9138.65                            10381.40
                                                                          8956.17                            10305.20
                                                                          8297.66                             9571.50
                                                                          7703.46                             8825.88
                                                                          7860.15                             8883.25
                                                                          7089.32                             7918.53
                                                                          7685.09                             8614.57
                                                                          7884.48                             9121.11
12/02                                                                     7267.10                             8585.70
                                                                          7019.89                             8361.61
                                                                          6904.64                             8236.19
                                                                          7147.85                             8316.08
                                                                          7810.03                             9000.49
                                                                          8049.45                             9474.25
                                                                          8020.14                             9595.27
                                                                          8308.40                             9764.53
                                                                          8441.90                             9954.59
                                                                          8273.10                             9849.19
                                                                          8742.19                            10405.70
                                                                          8710.40                            10497.10
12/03                                                                     8969.09                            11047.20

    --- LARGECAP GROWTH IA                     --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $8,969  ending value                       $11,047 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                        SINCE
                    1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------
LargeCap Growth IA  23.42%   -5.44%    -1.90%
----------------------------------------------------
S&P 500 Index       28.67%   -0.57%     1.77%
----------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

ALLIANCE CAPITAL MANAGEMENT, L.P.
(Portfolio Manager 01/01/03 - 12/19/03)

JAMES G. REILLY
Executive Vice President
Alliance Capital Management, L.P.

SYED J. HASNAIN
Senior Vice President
Alliance Capital Management, L.P.

HOLLAND CAPITAL MANAGEMENT, L.P.
(Portfolio Manager 12/19/03 - 12/31/03)

LOUIS A. HOLLAND
Managing Partner & Chief Investment Officer
Holland Capital Management, L.P.

MONICA L. WALKER
Partner & Portfolio Manager
Holland Capital Management, L.P.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford LargeCap Growth HLS Fund, Class IA returned 23.42% for the 12 months ended December 31, 2003. The Fund underperformed both the Lipper Large Cap Growth VA-UF Average, which returned 28.37%, and the S&P 500 Index, which returned 28.67% over the same period.

WHY DID THE FUND PERFORM THIS WAY? (ALLIANCE CAPITAL MANAGEMENT, L.P.)

Three months of positive equity returns in the fourth quarter brought to conclusion a year celebrated by many as the U.S. market responded to three years of declines with robust gains in 2003. While technology and consumer discretionary stocks led the year's rally, all sectors of the S&P 500 Index closed the year in positive territory. The Dow Jones Industrials Average closed the year firmly above the 10,000 milestone. Indications of continued strength in the economy at year-end fed the optimistic appetite. Leading the news was the government's release of gross domestic product which shot up to an 8.2 percent annual rate in the third quarter, more than doubling the second quarter's 3.3 percent gain representing the strongest quarterly advance in over 19 years. The Institute for Supply Management reported that the nation's manufacturing sector completed the year with its most robust month of growth in over twenty years, providing encouragement that economic growth was continuing to gain momentum. Unemployment claims as defined by the number of Americans filing first-time applications for state unemployment benefits declined to the lowest level in almost three years in the final week of the year. The Conference Board reported that its consumer confidence index slipped from its 14-month high of 92.5 to 91.3, but still reflected a relatively strong attitude towards the economy. Investors remained divided on whether the Federal Reserve would alter its accommodative stance while the dollar continued to come under pressure, sinking to another round of multi-year lows.

Technology stocks finished the year on a strong note as the NASDAQ composite surged over 50 percent, recording its third best year ever and the highest level since January 2001. The fourth quarter brought forth upbeat sentiment for the sector, supported by continued expectations for growth in information-technology spending. Gartner and SoundView Technology Group's survey of 600 executives reported that technology-spending budgets will increase 1.6 percent in 2004 and that the majority of respondents feel "positive or slightly positive" about their organization's outlook next year, with 44 percent expecting their IT budgets to increase in the upcoming year. Financial stocks also rallied during the quarter as investors remained confident the Federal Reserve would stay committed to low interest rates until the economic rebound solidifies. Stocks of investment banks reached 52-week highs during the month as the low interest rates fueled bond issuance and recovering stocks convinced more companies to raise equity capital. Stock and bond underwriting concluded 2003 by topping $5.3 trillion, about 25 percent more than in 2002, according to market research firm Thomson Financial. The retail sector completed a strong year of performance as the S&P Retail

--------------------------------------------------------------------------------

Index ran up 42 percent for 2003. Yet, in the final month of the year the index stumbled as investors became wary that holiday sales would not meet the heightened expectations. Despite any significant change in fundamentals for the sector, healthcare stocks lifted during December. Investors appeared to lock in year-end gains in the higher-beta sectors, rotating into areas such as the larger pharmaceutical companies.

The Fund remains broadly diversified with its largest holdings Microsoft Corp. (software & services), Pfizer, Inc. (drugs), Citigroup, Inc. (banks), American Intl Group, Inc. (insurance) and General Electric Co. (electronics).

WHAT IS YOUR OUTLOOK AND STRATEGY? (HOLLAND CAPITAL MANAGEMENT, L.P.)

Positive stock returns during 2003 were a welcomed relief after the abysmal returns most investors experienced during the prior three years. As it became increasingly evident during the year that the economic recovery was real and that corporate profits had strengthened, money started moving back into stocks. As investors' confidence increased, so did their desire for risk. During the year, low quality stocks outperformed high quality stocks and small stocks (low-priced stocks) outperformed large stocks. And while this trend seemed to reverse somewhat during the last month of the year, it will be interesting to see whether the speculative tone to the market can continue during 2004 since the valuation levels of these issues have become extended due to their superior performance over the past 12-15 months.

We believe that during the next year, stocks will continue to do well as the economy continues to grow. But, we do not anticipate stock returns of the same magnitude as were experienced during 2003. And while there presently does not appear to be any economic statistics that point to inflationary pressures, inflationary hedges such as gold, energy, and commodities seem to be discounting the possibility of future inflation. We believe that should signs of inflation or reflation become evident, stocks and other financial assets will likely be poor performers.

Despite the superior stock returns achieved during 2003, we believe investors' expectations must be reduced to levels more consistent with the long-term historical real rate of return of +6-8%. We continue to believe that our investment philosophy of purchasing high quality, reasonably priced, large capitalization growth companies with a leadership position in their industries will produce superior results for long-term investors. We expect our growth at a reasonable price approach to provide these results over a complete market cycle which would be measured from market cycle peak-to-peak or trough-to-trough (which would include both a rising market environment and a declining market environment). In other words, we expect our conservative growth philosophy to provide participation in rising markets and protection in declining markets, resulting in superior results for investors over complete market cycles.

Hartford MidCap Stock HLS Fund inception 5/1/1998
(subadvised by The Dreyfus Corporation)

PERFORMANCE OVERVIEW 5/1/98 - 12/31/03
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                      MIDCAP STOCK IA                  S&P MIDCAP 400 INDEX
                                                                      ---------------                  --------------------
5/1/98                                                                   10000.00                           10000.00
                                                                          9541.48                            9550.41
                                                                          9490.28                            9610.58
                                                                          9143.62                            9237.69
                                                                          7428.45                            7518.56
                                                                          7915.84                            8220.04
                                                                          8297.60                            8954.91
                                                                          8779.16                            9401.76
12/98                                                                     9711.29                           10537.50
                                                                          9425.79                           10127.60
                                                                          8903.76                            9596.90
                                                                          9090.60                            9865.61
                                                                          9510.14                           10643.00
                                                                          9531.00                           10689.90
                                                                         10110.80                           11260.70
                                                                          9902.26                           11022.00
                                                                          9702.52                           10645.00
                                                                          9390.31                           10316.10
                                                                          9796.24                           10842.20
                                                                         10139.80                           11411.40
12/99                                                                    10776.20                           12089.30
                                                                         10322.30                           11748.30
                                                                         11146.40                           12570.70
                                                                         11915.30                           13622.90
                                                                         11515.10                           13147.50
                                                                         11298.90                           12983.10
                                                                         11542.10                           13174.00
                                                                         11563.40                           13382.10
                                                                         12724.90                           14876.90
                                                                         12374.50                           14775.70
                                                                         11994.30                           14274.80
                                                                         10766.80                           13197.10
12/00                                                                    11714.80                           14206.70
                                                                         11824.40                           14523.50
                                                                         10987.70                           13694.20
                                                                         10303.10                           12676.70
                                                                         11525.30                           14074.90
                                                                         11688.10                           14402.90
                                                                         11473.40                           14345.30
                                                                         11275.50                           14131.50
                                                                         10926.30                           13669.40
                                                                          9621.06                           11969.00
                                                                         10076.10                           12498.00
                                                                         10726.40                           13427.80
12/01                                                                    11226.70                           14120.70
                                                                         11192.30                           14045.90
                                                                         11266.30                           14064.10
                                                                         11965.50                           15068.30
                                                                         12032.60                           15002.00
                                                                         11861.10                           14751.50
                                                                         11097.30                           13671.70
                                                                         10030.40                           12345.50
                                                                         10103.60                           12408.50
                                                                          9380.04                           11408.30
                                                                          9677.36                           11902.30
                                                                         10009.30                           12591.50
12/02                                                                     9760.66                           12074.00
                                                                          9543.00                           11721.40
                                                                          9304.26                           11442.40
                                                                          9431.69                           11538.90
                                                                         10079.30                           12376.60
                                                                         10828.60                           13402.30
                                                                         10860.70                           13573.10
                                                                         11212.80                           14054.80
                                                                         11592.30                           14692.30
                                                                         11426.50                           14467.30
                                                                         12283.80                           15546.60
                                                                         12720.70                           16088.20
12/03                                                                    12791.10                           16359.70

    --- MIDCAP STOCK IA                        --- S&P MIDCAP 400 INDEX
        $10,000 starting value                     $10,000 starting value
        $12,791 ending value                       $16,360 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                   1 YEAR   5 YEAR   SINCE INCEPTION
---------------------------------------------------------
MidCap Stock IA    31.05%   5.66%         4.44%
---------------------------------------------------------
S&P MidCap 400
  Index            35.62%   9.22%         9.09%
---------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JOHN R. O'TOOLE, CFA
Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford MidCap Stock HLS Fund, Class IA returned 31.05% for the 12 months ended December 31, 2003. The Fund underperformed both the Lipper Mid Cap Core VA-UF Average, which returned 35.05% and the S&P MidCap 400 Index, which returned 35.62% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

It was a sensational year for stocks. After three consecutive years of negative total returns, equity markets rebounded sharply in 2003. Midcap stocks fully participated in this market rally and outperformed larger cap issues. While the absolute return for the past year was strongly positive, we are nonetheless disappointed that the Fund's performance was less than its benchmark, the S&P MidCap 400 Index. Over the course of the year, the Fund was negatively impacted by the focus of many investors on rewarding low quality issues. And to a lesser extent, the Fund was also negatively impacted late in the year by profit taking and the accompanying selling pressure in issues that had performed well during the year.

The blended valuation process used by Dreyfus looks at both growth-oriented and value type factors. During the course of the year, investors appeared to favor low quality type stocks. Many of these types of issues had little or no earnings as the year began, but they nonetheless attracted the attention of many investors. Our quantitative valuation process includes a number of value type factors, such as the price/earnings ratio, but also includes a number of growth related and quality related factors such as earnings growth, profit margins, and cash flow growth. Lower quality/less profitable companies looked less attractive within our valuation process, but these were the types of issues that performed well in 2003. We do not feel these types of companies -- lower quality -- are equity market leaders over the long term, and thus we remain confident in the effectiveness of our process to identify future market leaders.

When reviewing our individual stock selections, we were especially rewarded by our selections within the energy sector. Our focus on truly midcap holdings directed us to issues such as Patina Oil & Gas Corp. (energy & services) and XTO Energy, Inc. (energy & services), both of which contributed positively to performance. Both of these companies are domestically based and explore for energy within the United States. The combination of a strong national economy along with an uncertain geopolitical situation caused many investors to focus on domestic energy reserves and production. The Fund also benefited from holding financial services firms such as Doral Financial Corp. (banks) and Countrywide Credit Industries, Inc. (banks). Both of these firms provide home mortgage related products, and both saw strong demand for their services based upon a benign interest rate environment.

Our stock selection among business services firms was disappointing. Holdings such as WebMD (health services), Pharmaceutical Product Development, Inc. (research & testing facilities) and Valassis Communication, Inc. (media & entertainment) each experienced company specific developments over the course of the year, which led to disappointing results. Stock selection within the technology sector also did not meet our expectations, but in this sector relative performance was penalized by not owning certain benchmark names such as Lam Research, Inc. (research & testing facilities) and Cypress Semiconductor Corp. (electronics), which moved upward substantially in price during the year. A technology holding that performed well during most of 2003 was SanDisk Corp. (computers & office equipment); but this issue was down late in the year as profit takers appeared to ignore company fundamentals and sell the stock after a substantial upswing in its price for most of the year.

WHAT IS YOUR OUTLOOK AND STRATEGY?

As we enter 2004, the Fund remains capitalization and economic sector neutral relative to the S&P MidCap 400 Index. The beta of the Fund has also moved upward to now being slightly higher than that of the benchmark. We are optimistic in our economic outlook, and remain confident that midcap stocks continue to offer exciting investment opportunities.

*Hartford Multisector Bond HLS Fund inception 1/3/1995
(subadvised by A.I.M. Capital Management, Inc.)

PERFORMANCE OVERVIEW 1/3/95 - 12/31/03
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                                    MULTISECTOR BOND IA          LEHMAN U.S. AGGREGATE BOND INDEX
                                                                    -------------------          --------------------------------
1/3/95                                                                    10000.00                           10000.00
                                                                          10214.50                           10211.80
                                                                          10452.20                           10454.80
                                                                          11034.60                           10518.60
                                                                          11254.00                           10665.90
                                                                          11526.80                           11078.60
                                                                          11540.80                           11159.50
                                                                          11507.40                           11135.00
                                                                          11263.30                           11269.70
                                                                          11357.00                           11379.00
                                                                          11512.60                           11526.90
                                                                          11738.90                           11699.80
12/95                                                                     11914.20                           11863.60
                                                                          11844.20                           11941.90
                                                                          11668.90                           11734.20
                                                                          11593.30                           11652.00
                                                                          11561.00                           11586.80
                                                                          11523.10                           11563.60
                                                                          11588.40                           11718.50
                                                                          11760.90                           11750.20
                                                                          11824.80                           11730.20
                                                                          11905.70                           11934.30
                                                                          12164.20                           12199.30
                                                                          12333.30                           12407.90
12/96                                                                     12310.30                           12292.50
                                                                          11996.90                           12330.60
                                                                          11937.40                           12361.40
                                                                          11796.30                           12224.20
                                                                          11708.50                           12407.60
                                                                          11952.80                           12525.40
                                                                          12083.10                           12674.50
                                                                          12031.50                           13016.70
                                                                          11993.90                           12906.00
                                                                          12254.00                           13097.10
                                                                          12483.60                           13287.00
                                                                          12368.30                           13348.10
12/97                                                                     12326.90                           13482.90
                                                                          12477.20                           13655.50
                                                                          12559.30                           13644.60
                                                                          12458.90                           13691.00
                                                                          12571.50                           13762.10
                                                                          12671.10                           13892.90
                                                                          12714.60                           14011.00
                                                                          12720.90                           14040.40
                                                                          13048.70                           14269.30
                                                                          13736.20                           14603.20
                                                                          13811.90                           14525.80
                                                                          13646.70                           14608.60
12/98                                                                     13990.20                           14652.40
                                                                          13831.20                           14756.40
                                                                          13329.70                           14498.20
                                                                          13308.30                           14577.90
                                                                          13273.20                           14624.60
                                                                          13002.20                           14495.90
                                                                          12774.00                           14449.50
                                                                          12962.10                           14388.80
                                                                          12965.60                           14381.60
                                                                          13152.60                           14548.40
                                                                          13101.00                           14602.30
                                                                          12986.90                           14600.80
12/99                                                                     12936.70                           14530.70
                                                                          12631.40                           14482.80
                                                                          12513.80                           14658.00
                                                                          12809.50                           14851.50
                                                                          12670.10                           14808.40
                                                                          12599.20                           14801.00
                                                                          12874.30                           15108.90
                                                                          12978.30                           15246.40
                                                                          13110.60                           15467.40
                                                                          13151.40                           15564.90
                                                                          13103.80                           15667.60
                                                                          13186.70                           15924.60
12/00                                                                     13489.60                           16220.80
                                                                          13807.80                           16485.20
                                                                          13940.50                           16628.60
                                                                          13892.70                           16711.70
                                                                          13769.30                           16641.50
                                                                          13864.40                           16741.40
                                                                          13849.30                           16805.00
                                                                          14189.90                           17181.40
                                                                          14339.20                           17379.00
                                                                          14175.20                           17580.60
                                                                          14556.70                           17948.00
                                                                          14398.40                           17700.40
12/01                                                                     14241.90                           17587.10
                                                                          14324.40                           17729.50
                                                                          14297.20                           17901.50
                                                                          14113.10                           17604.30
                                                                          14332.70                           17945.70
                                                                          14371.20                           18098.20
                                                                          14247.80                           18253.90
                                                                          14023.40                           18474.70
                                                                          14284.10                           18787.00
                                                                          14471.30                           19091.30
                                                                          14269.50                           19003.50
                                                                          14427.40                           18997.80
12/02                                                                     14802.50                           19391.00
                                                                          14850.30                           19408.50
                                                                          15095.60                           19676.30
                                                                          15151.70                           19661.20
                                                                          15497.80                           19824.30
                                                                          15886.40                           20194.00
                                                                          15897.80                           20153.90
                                                                          15310.80                           19476.30
                                                                          15429.60                           19605.60
                                                                          15909.90                           20124.60
                                                                          15812.30                           19937.50
                                                                          15922.20                           19985.20
12/03                                                                     16172.60                           20188.60

    --- MULTISECTOR BOND IA       --- LEHMAN U.S. AGGREGATE BOND INDEX
        $10,000 starting value        $10,000 starting value
        $16,173 ending value          $20,189 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                       1 YEAR   5 YEAR   SINCE INCEPTION
-------------------------------------------------------------
Multisector Bond IA     9.26%   2.94%         5.49%
-------------------------------------------------------------
Lehman U.S. Aggregate
  Bond Index            4.11%   6.62%         8.12%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

* Pursuant to shareholder approval, at a special meeting of shareholders, that is scheduled to be held on April 20, 2004, the Hartford Multisector Bond HLS Fund would merge with the Hartford Bond HLS Fund on or about April 30, 2004.

PORTFOLIO MANAGEMENT TEAM

ROBERT G. ALLEY, CFA
Senior Portfolio Manager

JAN H. FRIEDLI
Senior Portfolio Manager

CAROLYN L. GIBBS, CFA
Senior Portfolio Manager

SCOT W. JOHNSON, CFA
Senior Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Multisector Bond HLS Fund, Class IA returned 9.26% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Corporate Debt BBB Rated VA-UF Average, which returned 7.78%, and the Lehman Brothers Aggregate Bond Index, which returned 4.11% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's out performance was mostly due to a large overweight position in corporate bonds relative to the Lehman Aggregate Bond Index, as this sector performed very well during 2003. Specifically, corporate bond holdings within the consumer discretionary, financials, utilities, and telecommunication services sectors made significant contributions to the fund's overall return. Within the consumer discretionary sector, bond holdings in media related companies performed particularly well. Exposure to the high-yield sector also helped the Fund's relative performance as this market experienced explosive gains during the year. The Lehman High Yield Corporate Index led the fixed-income market for the period, posting a return of 28.96%. As of December 31, 2003, managers continued to hold overweight positions in corporate bonds and high yield securities, while holding underweight positions in U.S. government and mortgage-backed bonds relative to the Lehman Aggregate Bond Index.

Fund managers continue to emphasize thorough credit research and stress risk management through diversification across credit quality, industry, and companies, as well as by adjusting portfolio duration. During the year, managers reduced the duration of the Fund, with the intent of lowering exposure to interest rate risk. Managers also broadened the number of holdings, reducing exposure to single-issuer risk.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Signs continue to indicate the economy is picking up steam with a stronger GDP reported in the third quarter, corporate earnings moving into positive territory, and companies' balance sheets generally improving. Given this economic scenario, we believe that interest rates in the long run are more inclined to rise rather than fall, and by shortening duration -- primarily through mortgages and short to intermediate Treasury positions as our corporate bonds become more fully valued -- we can protect principal while still generating a significant amount of income.

On the other hand, low inflation continues to keep interest rates in check, allowing for robust real returns. Unemployment, albeit lower than in previous quarters, remained at high levels during the fourth quarter of 2003, and the addition of new jobs was well below levels that would suggest corporations are vigorously hiring and creating new positions.

Given this backdrop of low inflation and a still moderately soft labor market, we believe it is unlikely the Federal Reserve would hike the Fed Funds Rate in the near future and thus any rise in interest rates should be gradual. If the Fed were to raise interest rates in 2004, amid a stronger than expected economic recovery and a continued rising budget deficit, we believe 2004 could be a less favorable year for high quality bonds, especially Treasury issues.

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/2/94 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                     SMALLCAP GROWTH IA             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
5/2/94                                                                    10000.00                           10000.00
                                                                           9563.00                            9777.00
                                                                           9133.00                            9356.00
                                                                           9123.00                            9489.00
                                                                           9495.00                           10186.00
                                                                           9683.00                           10230.00
                                                                           9884.00                           10340.00
                                                                           9639.00                            9921.00
12/94                                                                      9811.00                           10156.00
                                                                           9728.00                            9950.00
                                                                          10134.00                           10409.00
                                                                          10194.00                           10713.00
                                                                          10426.00                           10875.00
                                                                          10428.00                           11017.00
                                                                          11352.00                           11776.00
                                                                          12385.00                           12694.00
                                                                          12445.00                           12850.00
                                                                          12944.00                           13115.00
                                                                          12547.00                           12470.00
                                                                          12885.00                           13020.00
12/95                                                                     12743.00                           13309.00
                                                                          12585.00                           13199.00
                                                                          13302.00                           13801.00
                                                                          13687.00                           14073.00
                                                                          14871.00                           15154.00
                                                                          15584.00                           15931.00
                                                                          14722.00                           14896.00
                                                                          13391.00                           13077.00
                                                                          14379.00                           14046.00
                                                                          15401.00                           14769.00
                                                                          14238.00                           14132.00
                                                                          14220.00                           14525.00
12/96                                                                     13718.00                           14808.00
                                                                          13566.00                           15178.00
                                                                          12032.00                           14261.00
                                                                          11092.00                           13255.00
                                                                          10770.00                           13101.00
                                                                          12590.00                           15071.00
                                                                          12960.00                           15582.00
                                                                          13671.00                           16380.00
                                                                          13351.00                           16872.00
                                                                          14238.00                           18218.00
                                                                          13617.00                           17124.00
                                                                          13588.00                           16715.00
12/97                                                                     13913.00                           16725.00
                                                                          13638.00                           16502.00
                                                                          15115.00                           17959.00
                                                                          16088.00                           18712.00
                                                                          16047.00                           18827.00
                                                                          15217.00                           17459.00
                                                                          15815.00                           17637.00
                                                                          14649.00                           16164.00
                                                                          11631.00                           12433.00
                                                                          12360.00                           13694.00
                                                                          13212.00                           14408.00
                                                                          14843.00                           15525.00
12/98                                                                     16858.00                           16930.00
                                                                          18083.00                           17692.00
                                                                          15821.00                           16074.00
                                                                          17032.00                           16646.00
                                                                          17672.00                           18116.00
                                                                          17836.00                           18145.00
                                                                          20197.00                           19101.00
                                                                          20569.00                           18510.00
                                                                          21032.00                           17818.00
                                                                          21949.00                           18161.00
                                                                          25085.00                           18627.00
                                                                          28104.00                           20596.00
12/99                                                                     35277.00                           24226.00
                                                                          35819.00                           24001.00
                                                                          49549.00                           29585.00
                                                                          44718.00                           26475.00
                                                                          37442.00                           23802.00
                                                                          32117.00                           21718.00
                                                                          39523.00                           24523.00
                                                                          36612.00                           22422.00
                                                                          43826.00                           24780.00
                                                                          41345.00                           23549.00
                                                                          37598.00                           21637.00
                                                                          27070.00                           17709.00
12/00                                                                     29958.00                           18792.00
                                                                          30427.00                           20313.00
                                                                          24939.00                           17529.00
                                                                          22433.00                           15935.00
                                                                          24613.00                           17886.00
                                                                          24612.00                           18300.00
                                                                          25555.00                           18800.00
                                                                          23720.00                           17196.00
                                                                          22184.00                           16122.00
                                                                          18100.00                           13520.00
                                                                          19935.00                           14821.00
                                                                          22175.00                           16058.00
12/01                                                                     23913.00                           17058.00
                                                                          23153.00                           16451.00
                                                                          21877.00                           15387.00
                                                                          24138.00                           16724.00
                                                                          23124.00                           16362.00
                                                                          21506.00                           15405.00
                                                                          19507.00                           14099.00
                                                                          16869.00                           11932.00
                                                                          16825.00                           11926.00
                                                                          15436.00                           11065.00
                                                                          16643.00                           11625.00
                                                                          18460.00                           12777.00
12/02                                                                     17018.00                           11895.00
                                                                          16467.00                           11572.00
                                                                          15732.00                           11263.00
                                                                          15937.00                           11433.00
                                                                          17412.00                           12515.00
                                                                          19454.00                           13926.00
                                                                          19962.00                           14194.00
                                                                          21323.00                           15267.00
                                                                          22797.00                           16087.00
                                                                          22817.00                           15680.00
                                                                          24544.00                           17035.00
                                                                          25173.00                           17590.00
12/03                                                                     25537.00                           17669.00

    --- SMALLCAP GROWTH IA                     --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $25,537 ending value                       $17,669 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                           1 YEAR   5 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
SmallCap Growth IA         50.06%    8.66%       10.18%
-----------------------------------------------------------------
SmallCap Growth IB(3)      49.70%    8.40%        9.91%
-----------------------------------------------------------------
Russell 2000 Growth Index  48.53%    0.86%        6.06%
-----------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

DAVID J. ELLIOTT, CFA
Vice President

JAMES RULLO, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford SmallCap Growth HLS Fund, Class IA returned 50.06% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Small Cap Core VA-UF Average, which returned 41.42%, and the Russell 2000 Growth Index, which returned 48.53% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Ascending equity markets have generally reflected increased investor confidence in an economic rebound as indicated by increased consumer confidence and firming consumer spending, growing manufacturing output and productivity gains, and accommodating interest rate and tax policies. Small cap stocks benefited the most from this cyclical rally outpacing larger cap names. Within the Russell 2000 Growth Index, the rally was broad based as all ten sectors posted positive returns. Information technology and telecommunication services were the top performing sectors, as they were beneficiaries of investors' appetite for greater risk.

The Fund's investment approach is to focus on stock selection rather than attempting to make top-down decisions to underweight or overweight sectors. The Fund's stock selection was strongest in the information technology and industrials sectors. On a relative basis, our weakest results were in the health care and consumer discretionary sectors. For the twelve-month period, the greatest contributors to absolute Fund returns were UnitedGlobalCom, Inc. (business services), Ciphergen Biosystems, Inc. (research & testing facilities), and Dendrite International, Inc. (health services). The largest detractors from absolute Fund returns were Investment Technology Group (financial services), Too, Inc. (retail), and Clarke, Inc. (insurance).

WHAT IS YOUR OUTLOOK AND STRATEGY?

In the current environment of accelerating growth, productivity is surging and remains well above the rate of the 1990s. This implies better corporate profits, higher investments, and ultimately job creation. We believe the consumption environment will be sound in 2004, bolstered by more jobs, tax cuts, and an improving net worth position of households. Furthermore, the outlook for capital spending is solid and will likely emerge as a new driver of growth. In this environment, we will continue to build a diversified portfolio by focusing on bottom-up stock selection.

Hartford SmallCap Value HLS Fund inception 5/1/1998
(subadvised by Perkins, Wolf, McDonnell & Company, LLC)

PERFORMANCE OVERVIEW 5/1/98 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                     SMALLCAP VALUE IA               RUSSELL 2000 VALUE INDEX
                                                                     -----------------               ------------------------
5/1/98                                                                   10000.00                           10000.00
                                                                          9579.03                            9645.97
                                                                          9640.00                            9591.49
                                                                          9230.89                            8840.22
                                                                          7641.03                            7455.77
                                                                          8135.82                            7876.82
                                                                          9042.45                            8110.71
                                                                          9179.36                            8330.25
12/98                                                                     9451.69                            8591.46
                                                                          9450.56                            8396.45
                                                                          8755.21                            7823.18
                                                                          8850.65                            7758.64
                                                                         10050.90                            8466.92
                                                                         10481.00                            8727.17
                                                                         10992.50                            9043.16
                                                                         10735.30                            8828.54
                                                                         10351.30                            8505.83
                                                                         10297.60                            8335.77
                                                                         10172.40                            8168.98
                                                                         10497.40                            8211.32
12/99                                                                    10901.20                            8463.61
                                                                         10463.90                            8242.28
                                                                         10390.90                            8746.06
                                                                         11268.40                            8787.06
                                                                         11272.90                            8839.07
                                                                         11640.30                            8704.19
                                                                         11271.10                            8958.53
                                                                         11687.40                            9257.01
                                                                         12659.00                            9670.87
                                                                         12472.50                            9616.05
                                                                         12663.30                            9581.91
                                                                         12448.00                            9386.85
12/00                                                                    13844.40                           10395.50
                                                                         14669.20                           10682.40
                                                                         14436.00                           10667.60
                                                                         14124.90                           10496.60
                                                                         15107.20                           10982.40
                                                                         15505.70                           11264.80
                                                                         16108.90                           11718.00
                                                                         15838.30                           11455.30
                                                                         15572.00                           11415.60
                                                                         13411.60                           10155.40
                                                                         14383.60                           10420.70
                                                                         15632.60                           11169.40
12/01                                                                    16753.40                           11853.30
                                                                         16974.80                           12010.60
                                                                         16887.50                           12083.80
                                                                         18013.10                           12988.70
                                                                         18228.60                           13445.90
                                                                         17426.00                           13001.20
                                                                         17032.40                           12713.40
                                                                         14634.20                           10824.50
                                                                         14629.20                           10776.80
                                                                         13061.40                           10007.40
                                                                         13408.70                           10157.50
                                                                         14787.00                           10968.00
12/02                                                                    14211.90                           10499.70
                                                                         13852.70                           10203.60
                                                                         13535.10                            9860.78
                                                                         13618.30                            9966.09
                                                                         14598.10                           10912.90
                                                                         15862.00                           12027.10
                                                                         15979.30                           12230.90
                                                                         16784.80                           12840.90
                                                                         17642.80                           13328.60
                                                                         17167.20                           13175.70
                                                                         18153.80                           14249.60
                                                                         18772.00                           14796.50
12/03                                                                    19677.20                           15331.70

    --- SMALLCAP VALUE IA                      --- RUSSELL 2000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $19,677 ending value                       $15,332 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                              SINCE
                          1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------
SmallCap Value IA         38.46%   15.80%    12.68%
----------------------------------------------------------
SmallCap Value IB(6)      38.04%   15.49%    12.39%
----------------------------------------------------------
Russell 2000 Value Index  46.02%   12.28%     7.83%
----------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

ROBERT H. PERKINS
President and Chief Investment Officer

THOMAS M. PERKINS
Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford SmallCap Value HLS Fund, Class IA returned 38.46% for the 12 months ended December 31, 2003. The fund underperformed both the Lipper SmallCap Value VA-UF Average, which returned 44.49%, and the Russell 2000 Value Index, which returned 46.02% over the same period.

MARKET OVERVIEW

Positive returns weren't limited to small capitalization equities over the past 12 months as the major U.S. stock market indices ended the fiscal year with gains for the first time since 1999. The Dow Jones Industrial Average added 28.27% and the broad-based Standard & Poor's 500 Index climbed 28.67%. Not to be outdone, the technology-dominated Nasdaq Composite Index surged 50.01% for the period. In the value arena, the S&P 500/Barra Value Index rose 31.79%.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

We have been quite surprised by the persistent strength of the U.S. equity markets in recent months. While we feel good about the resulting healthy absolute returns of the Fund, our somewhat pessimistic view of general market fundamentals going into the period, and the difficulty we had finding attractive values in light of this outlook, led to underperformance relative to our benchmark.

All sectors in the Fund had positive returns over the latest period. However, our stock selection was disappointing in a few instances, so we eliminated those positions we felt had developed long-term fundamental problems and added to those whose weakness we believed was due to more temporary and correctable issues.

We adhered to our disciplined process of only investing in stocks we felt had attractive risk-reward relationships and therefore missed out on the continued run-up in, what seem to us to be, more speculative stocks. While this also contributed to our relative underperformance, historically this approach has yielded superior long-term relative returns.

Q. WHICH HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

For the period, crane manufacturer Manitowoc (machinery) and municipal truck maker Federal Signal (transportation) weighed most heavily on the Portfolio's results. Meanwhile, visual projection-system developer InFocus (software & services) lagged amid a management shakeup, while upholstered furniture icon La Z Boy (retail) and compressor and small-engine manufacturer Tecumseh Products (machinery) hindered returns as well.

--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Mining machinery manufacturer Joy Global, Inc. (machinery) led all advancers, followed by Manor Care, Inc. (health services) an operator of nursing home and assisted living facilities. Two different construction-related concerns -- single-family home builder Standard Pacific Corp. (construction) and Dycom Industries, Inc. (construction) a contractor serving the telecommunications and cable industries -- also performed well, as did wood processor and timberland owner Rayonier, Inc. (real estate investment trust), which progressed with plans to convert into a real estate investment trust in 2004.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?

While our research efforts are tightly focused on company fundamentals, sector performance provides an alternative view of the Fund's advance. Holdings within the information technology and industrials groups, where we were collectively overweight relative to the benchmark, led all gainers on an absolute basis. At the other end of the spectrum, the consumer staples and consumer discretionary sectors performed poorest. A deeper look into the consumer discretionary category shows that our stock selection within this area proved to lag that of the benchmark.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Despite widespread investor optimism surrounding the run up in share prices, we cannot bring ourselves to ignore the confluence of events that has aided the market's ascent. It is our belief that the gathering strength of the economy has had greater impact on stock valuations than it has on the near-term earnings of our investments. While our companies have generally shown good earnings growth this year, we believe our performance has benefited more from increased investor confidence in the fundamental longer term outlook for our holdings. This has reinforced our belief that it is more important to focus on long-term company fundamentals and stock valuations than on near-term economic trends.

As always, our focus is on superior balance sheets, cash flow and franchise position at an attractive valuation. This emphasis is especially important now as we continue to believe there are considerable macroeconomic and geopolitical uncertainties in the intermediate and longer term.

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                          STOCK IA                        S&P 500 INDEX
                                                                          --------                        -------------
12/31/93                                                                  10000.00                           10000.00
                                                                          10260.00                           10340.00
                                                                          10130.00                           10059.00
                                                                           9630.00                            9621.00
                                                                           9673.00                            9745.00
                                                                           9808.00                            9904.00
                                                                           9550.00                            9662.00
                                                                           9866.00                            9979.00
                                                                          10230.00                           10387.00
                                                                           9957.00                           10133.00
                                                                          10023.00                           10361.00
                                                                           9651.00                            9984.00
12/94                                                                      9811.00                           10131.00
                                                                           9968.00                           10394.00
                                                                          10424.00                           10799.00
                                                                          10742.00                           11117.00
                                                                          10943.00                           11444.00
                                                                          11315.00                           11901.00
                                                                          11603.00                           12177.00
                                                                          11992.00                           12580.00
                                                                          12036.00                           12610.00
                                                                          12572.00                           13142.00
                                                                          12331.00                           13094.00
                                                                          12993.00                           13670.00
12/95                                                                     13156.00                           13933.00
                                                                          13554.00                           14407.00
                                                                          13779.00                           14541.00
                                                                          13953.00                           14681.00
                                                                          14183.00                           14897.00
                                                                          14600.00                           15279.00
                                                                          14712.00                           15337.00
                                                                          14212.00                           14660.00
                                                                          14419.00                           14969.00
                                                                          15221.00                           15810.00
                                                                          15546.00                           16246.00
                                                                          16752.00                           17473.00
12/96                                                                     16361.00                           17127.00
                                                                          17391.00                           18196.00
                                                                          17477.00                           18340.00
                                                                          16878.00                           17588.00
                                                                          17857.00                           18636.00
                                                                          18930.00                           19769.00
                                                                          19970.00                           20655.00
                                                                          21419.00                           22297.00
                                                                          20059.00                           21048.00
                                                                          21119.00                           22199.00
                                                                          20430.00                           21458.00
                                                                          21317.00                           22451.00
12/97                                                                     21495.00                           22838.00
                                                                          21763.00                           23089.00
                                                                          23414.00                           24753.00
                                                                          24725.00                           26021.00
                                                                          25274.00                           26284.00
                                                                          24842.00                           25832.00
                                                                          26086.00                           26880.00
                                                                          26333.00                           26595.00
                                                                          22478.00                           22749.00
                                                                          23483.00                           24208.00
                                                                          25600.00                           26175.00
                                                                          27178.00                           27761.00
12/98                                                                     28690.00                           29361.00
                                                                          29570.00                           30588.00
                                                                          28907.00                           29638.00
                                                                          30215.00                           30823.00
                                                                          31469.00                           32017.00
                                                                          30489.00                           31262.00
                                                                          32436.00                           32997.00
                                                                          31510.00                           31966.00
                                                                          31127.00                           31807.00
                                                                          30342.00                           30935.00
                                                                          31996.00                           32892.00
                                                                          32457.00                           33561.00
12/99                                                                     34366.00                           35538.00
                                                                          32504.00                           33752.00
                                                                          31986.00                           33114.00
                                                                          35292.00                           36351.00
                                                                          34245.00                           35258.00
                                                                          33629.00                           34534.00
                                                                          34033.00                           35386.00
                                                                          33369.00                           34833.00
                                                                          35017.00                           36995.00
                                                                          33450.00                           35043.00
                                                                          33642.00                           34894.00
                                                                          31607.00                           32145.00
12/00                                                                     31945.00                           32303.00
                                                                          32799.00                           33448.00
                                                                          30501.00                           30400.00
                                                                          28413.00                           28475.00
                                                                          30505.00                           30685.00
                                                                          30759.00                           30891.00
                                                                          29439.00                           30140.00
                                                                          29103.00                           29843.00
                                                                          27091.00                           27977.00
                                                                          25204.00                           25719.00
                                                                          25817.00                           26210.00
                                                                          27832.00                           28220.00
12/01                                                                     28038.00                           28468.00
                                                                          27348.00                           28053.00
                                                                          26958.00                           27512.00
                                                                          27938.00                           28547.00
                                                                          25535.00                           26817.00
                                                                          25172.00                           26620.00
                                                                          23395.00                           24725.00
                                                                          21945.00                           22799.00
                                                                          21763.00                           22947.00
                                                                          19348.00                           20455.00
                                                                          21104.00                           22253.00
                                                                          22695.00                           23561.00
12/02                                                                     21239.00                           22178.00
                                                                          20685.00                           21599.00
                                                                          20277.00                           21275.00
                                                                          20361.00                           21481.00
                                                                          21921.00                           23249.00
                                                                          22997.00                           24473.00
                                                                          23340.00                           24786.00
                                                                          23929.00                           25223.00
                                                                          24244.00                           25714.00
                                                                          23855.00                           25442.00
                                                                          25119.00                           26879.00
                                                                          25354.00                           27115.00
12/03                                                                     26862.00                           28536.00

    --- STOCK IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $26,862 ending value                       $28,536 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

               1 YEAR   5 YEAR   10 YEAR
---------------------------------------------
Stock IA       26.47%   -1.31%   10.39%
---------------------------------------------
Stock IB(4)    26.16%   -1.51%   10.14%
---------------------------------------------
S&P 500 Index  28.67%   -0.57%   11.06%
---------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
RAND L. ALEXANDER, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund, Class IA returned 26.47% for the 12 months ended December 31, 2003. The Fund outperformed the Lipper Large Cap Core VA-UF Average, which returned 26.43% over the same period. The Fund underperformed the S&P 500 Index, which returned 28.67% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund generated strong absolute returns in 2003 as the equity markets rebounded after three years of negative returns. Low interest rates, tax cuts, a stabilizing employment picture, and a weakening dollar provided a boost to the US economy, and in turn, investor confidence. All ten sectors of the S&P 500 Index had positive returns for the year.

While the recovery was broad-based by industry, there was a notable divergence in the performance of companies depending on their market capitalization. Investors had a sharp change in risk perception and chased the stocks of the companies that had the most financial and operating leverage. In this environment, there was nearly an inverse relationship between company size and returns; smallest stocks performed the best and mega-cap stocks performed the worst.

The Fund generated strong returns through positive sector allocation decisions and solid performance from some individual holdings. We maintained overweight positions in information technology and materials, the two strongest areas of the market during 2003. We also remained underweight telecommunication services, which was the poorest performing sector, as the industry continues to work through capacity issues. Strong absolute contributors during the year included Citigroup, Inc. (banks), Intel Corp. (electronics), and Cisco Systems, Inc. (computers & office equipment). Citigroup, Inc. has executed well, controlled costs and is leveraged to an improvement in capital market activity. Intel Corp. benefited from a strong semiconductor cycle in 2003 as they continually beat earnings expectations. Cisco Systems, Inc. rose sharply during the year driven by a rebound in technology spending and new product introductions.

In terms of relative performance, the Fund underperformed the benchmark because of two factors related to stock selection. First, we have a large-cap, high quality bias and did not benefit from the strong performance of the smaller cap, speculative parts of the market, especially in the information technology and telecommunication services. Second, we owned some specific stocks that were poor performers, such as Schering-Plough Corp. (drugs), Baxter International, Inc. (medical instruments & supplies), and Safeway, Inc. (consumer non-durables). Schering-Plough Corp. was weak due to the conversion of the Claritin franchise to the over-the-counter market and competition in other key drugs. Safeway, Inc. struggled as a result of the weak economy as well as competitive pressures from Wal-Mart Stores. Baxter International, Inc. had weak earnings due to pricing and competitive issues in their biosciences business. These stocks are no longer held in the Fund.

WHAT IS THE OUTLOOK AND STRATEGY?

We have a positive outlook for 2004. Tax cuts, a weaker dollar, sustained productivity, and healthier balance sheets all bode well for corporate profits. The consumer has driven the economic recovery so far; however, we will look for improved corporate spending and employment trends as key gauges to determine the sustainability of the domestic recovery. At this juncture, we believe a sustainable up-trend will in fact unfold over the next several months and support growth in 2004. The portfolio is positioned with a cyclical bias with the largest overweights in capital goods, media, materials, and technology hardware. We believe the environment bodes well for large-cap, multi-national, industry leading companies.

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                                                  LEHMAN INTERMEDIATE GOV'T BOND
                                                               U.S. GOVERNMENT SECURITIES IA                  INDEX
                                                               -----------------------------      ------------------------------
12/31/93                                                                  10000.00                           10000.00
                                                                          10108.00                           10099.00
                                                                           9875.00                            9961.00
                                                                           9545.00                            9815.00
                                                                           9369.00                            9751.00
                                                                           9346.00                            9758.00
                                                                           9300.00                            9760.00
                                                                           9485.00                            9888.00
                                                                           9481.00                            9917.00
                                                                           9317.00                            9834.00
                                                                           9288.00                            9836.00
                                                                           9276.00                            9793.00
12/94                                                                      9356.00                            9825.00
                                                                           9559.00                            9986.00
                                                                           9771.00                           10178.00
                                                                           9834.00                           10234.00
                                                                           9962.00                           10353.00
                                                                          10327.00                           10645.00
                                                                          10410.00                           10713.00
                                                                          10354.00                           10718.00
                                                                          10498.00                           10806.00
                                                                          10602.00                           10879.00
                                                                          10770.00                           10998.00
                                                                          10939.00                           11133.00
12/95                                                                     11114.00                           11243.00
                                                                          11174.00                           11337.00
                                                                          10894.00                           11217.00
                                                                          10813.00                           11165.00
                                                                          10731.00                           11133.00
                                                                          10716.00                           11128.00
                                                                          10864.00                           11241.00
                                                                          10888.00                           11276.00
                                                                          10850.00                           11288.00
                                                                          11044.00                           11434.00
                                                                          11275.00                           11621.00
                                                                          11473.00                           11762.00
12/96                                                                     11359.00                           11699.00
                                                                          11398.00                           11743.00
                                                                          11417.00                           11762.00
                                                                          11285.00                           11695.00
                                                                          11459.00                           11827.00
                                                                          11555.00                           11919.00
                                                                          11690.00                           12022.00
                                                                          11985.00                           12243.00
                                                                          11887.00                           12196.00
                                                                          12064.00                           12329.00
                                                                          12222.00                           12473.00
                                                                          12257.00                           12501.00
12/97                                                                     12391.00                           12602.00
                                                                          12564.00                           12766.00
                                                                          12540.00                           12752.00
                                                                          12586.00                           12791.00
                                                                          12636.00                           12853.00
                                                                          12767.00                           12942.00
                                                                          12890.00                           13028.00
                                                                          12902.00                           13078.00
                                                                          13176.00                           13325.00
                                                                          13482.00                           13635.00
                                                                          13411.00                           13659.00
                                                                          13460.00                           13616.00
12/98                                                                     13490.00                           13669.00
                                                                          13548.00                           13731.00
                                                                          13275.00                           13543.00
                                                                          13347.00                           13632.00
                                                                          13390.00                           13669.00
                                                                          13252.00                           13586.00
                                                                          13200.00                           13606.00
                                                                          13153.00                           13607.00
                                                                          13139.00                           13626.00
                                                                          13300.00                           13744.00
                                                                          13318.00                           13771.00
                                                                          13304.00                           13781.00
12/99                                                                     13229.00                           13738.00
                                                                          13172.00                           13691.00
                                                                          13309.00                           13805.00
                                                                          13474.00                           13962.00
                                                                          13449.00                           13957.00
                                                                          13454.00                           13994.00
                                                                          13705.00                           14217.00
                                                                          13812.00                           14311.00
                                                                          14022.00                           14471.00
                                                                          14140.00                           14597.00
                                                                          14246.00                           14698.00
                                                                          14502.00                           14914.00
12/00                                                                     14792.00                           15176.00
                                                                          14964.00                           15378.00
                                                                          15113.00                           15519.00
                                                                          15183.00                           15631.00
                                                                          15100.00                           15581.00
                                                                          15157.00                           15645.00
                                                                          15186.00                           15695.00
                                                                          15503.00                           15989.00
                                                                          15663.00                           16131.00
                                                                          15951.00                           16476.00
                                                                          16214.00                           16733.00
                                                                          15985.00                           16534.00
12/01                                                                     15901.00                           16455.00
                                                                          16007.00                           16525.00
                                                                          16188.00                           16663.00
                                                                          15981.00                           16411.00
                                                                          16284.00                           16718.00
                                                                          16423.00                           16835.00
                                                                          16568.00                           17045.00
                                                                          16884.00                           17366.00
                                                                          17125.00                           17564.00
                                                                          17436.00                           17866.00
                                                                          17392.00                           17853.00
                                                                          17282.00                           17712.00
12/02                                                                     17607.00                           18040.00
                                                                          17622.00                           18000.00
                                                                          17842.00                           18204.00
                                                                          17827.00                           18207.00
                                                                          17909.00                           18259.00
                                                                          18166.00                           18545.00
                                                                          18144.00                           18515.00
                                                                          17541.00                           18065.00
                                                                          17611.00                           18098.00
                                                                          17943.00                           18490.00
                                                                          17825.00                           18309.00
                                                                          17848.00                           18311.00
12/03                                                                     17985.00                           18453.00

    --- U.S. GOVERNMENT SECURITIES IA          --- LEHMAN INTERMEDIATE GOV'T BOND INDEX
        $10,000 starting value                     $10,000 starting value
        $17,985 ending value                       $18,453 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------------
U.S. Government Securities IA   2.15%    5.92%     6.05%
--------------------------------------------------------------
U.S. Government Securities
  IB(3)                         1.89%    5.66%     5.78%
--------------------------------------------------------------
Lehman Intermediate Gov't Bond
  Index                         2.29%    6.19%     6.32%
--------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
PETER PERROTTI
Senior Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford U.S. Government Securities HLS Fund, Class IA returned 2.15% for the 12 months ended December 31, 2003. The Fund underperformed both the Lehman Brothers Intermediate Government Bond Index, which returned 2.29% and the Lipper General U.S. Government VA-UF Average, which returned 2.32% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund benefited from Agency exposure and from being overweight to mortgages with lower coupons throughout the year. Early this year, refinancing activity hit an all time high as the mortgage market experienced the aftershock of a multi-decade low in rates, and homeowners took advantage of the drop in mortgage rates. During the second and third quarters of the year, the market witnessed significant volatility in interest rates. The mortgage market under performed comparable duration treasuries and the rise in rates slowed the pace of refinancing significantly. As rates crept back up through the quarter, the price sensitivity of the mortgage market increased significantly. Although the rise in rates slowed the rate of prepayment, the sector came under pressure as many investors sold mortgages to rebalance the price sensitivity of their portfolios.

During the last quarter of the year, however, the continued drop in refinancing activity and low volatility in the movement in rates, mortgages outperformed comparable duration treasuries by almost three-quarters of 1%. With economic data showing both strong growth and low inflation, the treasury market remained range bound. The environment was very positive for spread products, as both agencies and mortgages outpaced comparable duration treasuries.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The economy continued to improve as the fourth quarter played out. After a very strong third quarter with Gross Domestic Product growing at 8.2%, many market participants were looking for a let down in fourth quarter data. Although the growth was expected to be less than seen in the prior quarter, economic data surprised to the upside. The Institute for Supply Management Index rose to the highest level in 20 years, pointing to a pickup in the manufacturing sector. Employment also showed signs of picking up, as initial jobless claims fell to the lowest level in almost two years. Inflation continued to trend lower as the Consumer Price Index, excluding the volatile food and energy components, showed a 1.1% increase, the lowest level in thirty-seven years. The official statement from the Federal Open Market Committee said the risks to growth and inflation were balanced, but continued to reiterate that the short-term rates will remain low for a "considerable period."

Although the Fed continues to comment on the excess slack in the economy, the trend is toward stronger growth. The Federal Funds Target Rate at 1% anchors short-term rates, and although the curve may steepen further, it is unlikely that longer rates will move substantially higher. With a low volatility rate environment, mortgages and other spread products will likely continue to outpace treasuries.

While the mortgage market is fully priced, it continues to offer good diversification and total return potential within the overall government market. Prepayments continue to slow, increasing the overall yield of the mortgage market. The Fund will continue to maintain a significant holding in this sector. Also, the steep yield curve continues to offer excellent opportunities, but the Fund will remain with the bias to reduce price sensitivity to rising rates.

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 5/1/96 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                   VALUE OPPORTUNITIES IA            RUSSELL 3000 VALUE INDEX
                                                                   ----------------------            ------------------------
5/1/96                                                                    10000.00                           10000.00
                                                                          10129.00                           10137.00
                                                                          10153.00                           10133.00
                                                                           9670.00                            9734.00
                                                                          10014.00                           10027.00
                                                                          10479.00                           10412.00
                                                                          10544.00                           10785.00
                                                                          11114.00                           11547.00
12/96                                                                     11149.00                           11452.00
                                                                          11532.00                           11968.00
                                                                          11682.00                           12137.00
                                                                          11265.00                           11712.00
                                                                          11663.00                           12172.00
                                                                          12334.00                           12880.00
                                                                          12654.00                           13443.00
                                                                          13334.00                           14410.00
                                                                          12878.00                           13968.00
                                                                          13492.00                           14820.00
                                                                          13122.00                           14407.00
                                                                          13693.00                           14996.00
12/97                                                                     13962.00                           15441.00
                                                                          14062.00                           15217.00
                                                                          14889.00                           16231.00
                                                                          15484.00                           17191.00
                                                                          15544.00                           17303.00
                                                                          15213.00                           17013.00
                                                                          15407.00                           17201.00
                                                                          14860.00                           16804.00
                                                                          12673.00                           14292.00
                                                                          13196.00                           15112.00
                                                                          14025.00                           16222.00
                                                                          14832.00                           16952.00
12/98                                                                     15309.00                           17526.00
                                                                          15533.00                           17623.00
                                                                          15131.00                           17302.00
                                                                          15553.00                           17623.00
                                                                          16660.00                           19267.00
                                                                          16265.00                           19111.00
                                                                          16918.00                           19676.00
                                                                          16403.00                           19107.00
                                                                          15898.00                           18400.00
                                                                          15219.00                           17777.00
                                                                          15850.00                           18700.00
                                                                          15904.00                           18570.00
12/99                                                                     16680.00                           18691.00
                                                                          16009.00                           18090.00
                                                                          15064.00                           16911.00
                                                                          17405.00                           18824.00
                                                                          17527.00                           18627.00
                                                                          17776.00                           18790.00
                                                                          16677.00                           18026.00
                                                                          17072.00                           18277.00
                                                                          18357.00                           19281.00
                                                                          17909.00                           19438.00
                                                                          19251.00                           19881.00
                                                                          18618.00                           19164.00
12/00                                                                     19764.00                           20194.00
                                                                          20669.00                           20303.00
                                                                          20122.00                           19775.00
                                                                          19137.00                           19102.00
                                                                          20568.00                           20035.00
                                                                          20579.00                           20490.00
                                                                          20432.00                           20125.00
                                                                          19883.00                           20053.00
                                                                          18839.00                           19300.00
                                                                          16742.00                           17887.00
                                                                          16981.00                           17775.00
                                                                          18264.00                           18825.00
12/01                                                                     19261.00                           19319.00
                                                                          18754.00                           19199.00
                                                                          18588.00                           19237.00
                                                                          19212.00                           20186.00
                                                                          17980.00                           19601.00
                                                                          17556.00                           19638.00
                                                                          15963.00                           18566.00
                                                                          14586.00                           16763.00
                                                                          14820.00                           16875.00
                                                                          13039.00                           15046.00
                                                                          14207.00                           16096.00
                                                                          15360.00                           17128.00
12/02                                                                     14455.00                           16385.00
                                                                          14126.00                           15983.00
                                                                          13680.00                           15550.00
                                                                          13697.00                           15585.00
                                                                          15291.00                           16965.00
                                                                          16498.00                           18104.00
                                                                          16717.00                           18337.00
                                                                          16939.00                           18656.00
                                                                          17669.00                           18977.00
                                                                          17651.00                           18790.00
                                                                          18776.00                           19968.00
                                                                          19401.00                           20277.00
12/03                                                                     20508.00                           21486.00

    --- VALUE OPPORTUNITIES IA                 --- RUSSELL 3000 VALUE INDEX
        $10,000 starting value                     $10,000 starting value
        $20,508 ending value                       $21,486 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                          1 YEAR   5 YEAR   SINCE INCEPTION
----------------------------------------------------------------
Value Opportunities IA    41.87%   6.02%         9.81%
----------------------------------------------------------------
Value Opportunities
  IB(3)                   41.52%   5.76%         9.54%
----------------------------------------------------------------
Russell 3000 Value Index  31.14%   4.16%        10.48%
----------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

JAMES H. AVERILL
Senior Vice President, Partner

JAMES N. MORDY
Senior Vice President, Partner

DAVID R. FASSNACHT, CFA
Senior Vice President, Partner

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Value Opportunities HLS Fund, Class IA returned 41.87% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Multi Cap Value VA-UF Average, which returned 31.55% and the Russell 3000 Value Index, which returned 31.14% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Psychology reversed this year from the extreme risk aversion prevalent in 2002 and investors regained confidence from a recovering economy and a reasonable outcome to the Iraq War. Yield spreads narrowed and the more speculative stocks led the way in terms of performance. The outperformance of smaller stocks over the last three years has significantly closed the valuation gap with large cap stocks that had built up during the latter half of the 1990s. Value stocks outperformed growth stocks during the fourth quarter, which was a shift from the pattern earlier this year. This was particularly noticeable in some of the more cyclical sectors of the market such as materials and industrials. Our significant overweight position in mid-caps and small-caps, along with our underweight in large-caps, versus the benchmark served us well during the period.

The Fund outperformed its market benchmark during the period as a result of both strong stock selection and timely sector allocation. Our overweight and strong stock picking in consumer discretionary, including cable system operators Comcast Corp.

(communications), homebuilders Toll Brothers, Inc. (construction) and specialty retailers Foot Locker, Inc. (retail), benefited relative performance as the sector reacted favorably to improving economic fundamentals. Strong stock selection in health care and information technology also contributed to our results. On an absolute basis, Comcast Corp. (communications), Citigroup, Inc. (banks), and Alcoa, Inc. (metals, minerals & mining) were the best performing companies in the Fund. During the period, BJ's Wholesale (retail), Abitibi-Consolidated, Inc. (forest & paper products), and Eaton Corp. (machinery) detracted the most from overall absolute performance.

WHAT IS YOUR OUTLOOK AND STRATEGY?

We expect stocks invested through our low P/E approach to outperform over the long term. Value stocks, particularly on the large cap side, lagged the overall market in 2003, as small cap and "growthier" equities had their day in the sun. As a result we are finding such large value companies increasingly attractive, and they are gaining a higher weighting in the portfolio. At some point, we would expect the market's frothier areas to retreat in cases where companies are unable to obtain the sales and earnings growth necessary to support their current valuations. In that kind of market we would look for better relative performance from the "solid citizens" -- large low P/E companies with good relative returns on capital and decent growth prospects.

 HARTFORD ADVISERS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                             VALUE #
-------------                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS V  -- 1.2%
$     @43,000   AESOP Funding II LLC, Series 1998-1, Class A (Aaa
                  Moodys)
                  6.14% due 05/20/06..............................  $    45,152
       18,000   Asset Securitization Corp.,
                  Series 1997-D4, Class A1D
                  (Aaa Moodys)
                  7.49% due 04/14/29..............................       20,312
       17,200   Asset Securitization Corp.,
                  Series 1997-D5, Class A1E
                  (Aa1 Moodys)
                  6.93% due 02/14/41..............................       18,290
       20,352   Chase Commercial Mortgage Securities Corp., Series
                  1997-1, Class A2 (AAA S&P)
                  7.37% due 02/19/07..............................       22,264
        3,400   Citibank Credit Card Issuance Trust, Series
                  2001-B1, Class B1
                  (A2 Moodys)
                  7.05% due 09/17/07..............................        3,680
        4,000   Citibank Credit Card Master Trust l, Series
                  1999-7, Class B (A2 Moodys)
                  6.90% due 11/15/06..............................        4,183
       17,225   Lehman Brothers Commercial Mortgage Trust, Series
                  1997-C1, Class A3 (Aaa Moodys)
                  7.38% due 04/18/07..............................       19,175
        3,000   Standard Credit Card Master Trust, Series 1995-1,
                  Class B (A1 Moodys)
                  8.45% due 01/07/07..............................        3,206
                                                                    -----------
                                                                        136,262
                                                                    -----------
                Total collateralized mortgage obligations.........  $   136,262
                                                                    ===========

   SHARES
-------------
COMMON STOCKS -- 70.2%
                BANKS -- 9.3%
        2,369   American Express Co. .............................  $   114,242
        2,993   Bank One Corp. ...................................      136,442
        2,100   Bank of America Corp. ............................      168,903
        5,787   Citigroup, Inc. ..................................      280,923
        1,024   Federal National Mortgage Association.............       76,884
       +1,120   HSBC Holdings PLC, ADR............................       88,255
        1,339   KeyCorp. .........................................       39,248
        1,479   State Street Corp. ...............................       77,016
        1,687   U.S. Bancorp......................................       50,230
        1,048   Wachovia Corp. ...................................       48,808
                                                                    -----------
                                                                      1,080,951
                                                                    -----------
                BUSINESS SERVICES -- 0.7%
       *3,083   Accenture Ltd.....................................       81,147
                                                                    -----------
                CHEMICALS -- 1.2%
        1,356   Dow Chemical Co. (The)............................       56,349
        1,869   du Pont (E.I.) de Nemours & Co. ..................       85,768
                                                                    -----------
                                                                        142,117
                                                                    -----------
                COMMUNICATIONS -- 0.5%
        4,234   Motorola, Inc. ...................................       59,575
                                                                    -----------

                                                                      MARKET
   SHARES                                                             VALUE #
-------------                                                       -----------
                COMPUTERS & OFFICE
                EQUIPMENT -- 5.6%
          950   3M Co. ...........................................  $    80,779
       *6,828   Cisco Systems, Inc................................      165,845
       *4,197   EMC Corp..........................................       54,221
        6,232   Hewlett-Packard Co. ..............................      143,144
        2,182   International Business Machines Corp. ............      202,228
                                                                    -----------
                                                                        646,217
                                                                    -----------
                CONSUMER DURABLES -- 0.5%
        2,027   Masco Corp. ......................................       55,557
                                                                    -----------
                CONSUMER NON-DURABLES -- 2.1%
          588   Cardinal Health, Inc. ............................       35,974
        3,303   Gillette Co. (The)................................      121,334
          914   Procter & Gamble Co. (The)........................       91,290
                                                                    -----------
                                                                        248,598
                                                                    -----------
                DRUGS -- 7.9%
        2,357   Abbott Laboratories...............................      109,822
       *1,620   Amgen, Inc........................................      100,122
        2,336   Eli Lilly & Co. ..................................      164,277
       *1,113   Genzyme Corp......................................       54,891
        1,188   Merck & Co., Inc. ................................       54,872
        9,175   Pfizer, Inc. .....................................      324,166
        2,600   Wyeth.............................................      110,370
                                                                    -----------
                                                                        918,520
                                                                    -----------
                ELECTRONICS -- 4.8%
        9,191   General Electric Co. .............................      284,728
        6,975   Intel Corp. ......................................      224,595
        1,808   Texas Instruments, Inc. ..........................       53,107
                                                                    -----------
                                                                        562,430
                                                                    -----------
                ENERGY & SERVICES -- 4.0%
        1,119   ChevronTexaco Corp. ..............................       96,636
        6,482   Exxon Mobil Corp. ................................      265,778
        1,821   Schlumberger Ltd. ................................       99,629
                                                                    -----------
                                                                        462,043
                                                                    -----------
                FINANCIAL SERVICES -- 2.1%
          827   Franklin Resources, Inc. .........................       43,064
        1,919   Merrill Lynch & Co., Inc. ........................      112,567
        1,508   Morgan Stanley Dean Witter & Co. .................       87,256
                                                                    -----------
                                                                        242,887
                                                                    -----------
                FOOD, BEVERAGE & TOBACCO -- 3.3%
        3,192   Coca-Cola Co. (The)...............................      161,994
       +1,682   General Mills, Inc. ..............................       76,172
        3,093   PepsiCo, Inc. ....................................      144,205
                                                                    -----------
                                                                        382,371
                                                                    -----------
                FOREST & PAPER PRODUCTS -- 1.1%
        1,970   International Paper Co. ..........................       84,927
          700   Weyerhaeuser Co. .................................       44,800
                                                                    -----------
                                                                        129,727
                                                                    -----------
                HEALTH SERVICES -- 0.4%
        1,098   HCA, Inc. ........................................       47,170
                                                                    -----------
                HOTELS & GAMING -- 0.3%
          681   Marriott International, Inc., Class A.............       31,453
                                                                    -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                      MARKET
   SHARES                                                             VALUE #
-------------                                                       -----------
COMMON STOCKS -- (CONTINUED)
                INSURANCE -- 3.3%
        3,284   American International Group, Inc. ...............  $   217,683
        2,200   Marsh & McLennan Cos., Inc. ......................      105,358
        3,737   Travelers Property Casualty
                  Corp. -- Class B................................       63,412
                                                                    -----------
                                                                        386,453
                                                                    -----------
                MACHINERY -- 1.4%
       *1,969   Applied Materials, Inc............................       44,211
        1,398   Caterpillar, Inc. ................................      116,045
                                                                    -----------
                                                                        160,256
                                                                    -----------
                MEDIA & ENTERTAINMENT -- 4.8%
       *2,744   Comcast Corp......................................       90,190
       *6,604   Liberty Media Corp., Class A......................       78,523
      *12,300   Time Warner, Inc..................................      221,277
        2,496   Viacom, Inc., Class B.............................      110,759
        2,521   Walt Disney Co. (The).............................       58,815
                                                                    -----------
                                                                        559,564
                                                                    -----------
                MEDICAL INSTRUMENTS & SUPPLIES -- 1.3%
        1,450   Johnson & Johnson.................................       74,912
        1,665   Medtronic, Inc. ..................................       80,921
                                                                    -----------
                                                                        155,833
                                                                    -----------
                METALS, MINERALS & MINING -- 1.5%
        1,790   Alcoa, Inc. ......................................       68,020
        1,259   Illinois Tool Works, Inc. ........................      105,609
                                                                    -----------
                                                                        173,629
                                                                    -----------
                RETAIL -- 4.0%
       *3,175   Costco Wholesale Corp.............................      118,035
        4,458   Gap, Inc. (The)...................................      103,459
        4,093   Home Depot, Inc. (The)............................      145,275
         *554   Kohl's Corp.......................................       24,874
        1,894   Target Corp. .....................................       72,714
                                                                    -----------
                                                                        464,357
                                                                    -----------
                RUBBER & PLASTICS PRODUCTS -- 0.8%
        1,300   NIKE, Inc., Class B...............................       88,998
                                                                    -----------
                SOFTWARE & SERVICES -- 5.3%
       *1,994   Computer Sciences Corp. ..........................       88,186
       +1,877   First Data Corp. .................................       77,142
       11,423   Microsoft Corp. ..................................      314,595
       *4,456   Oracle Corp. .....................................       58,824
       +1,828   SAP AG, ADR.......................................       75,972
                                                                    -----------
                                                                        614,719
                                                                    -----------
                TRANSPORTATION -- 3.4%
        1,248   CSX Corp. ........................................       44,842
        1,387   FedEx Corp. ......................................       93,609
        1,400   Lockheed Martin Corp. ............................       71,960
          809   Northrop Grumman Corp. ...........................       77,302
        1,162   United Technologies Corp. ........................      110,151
                                                                    -----------
                                                                        397,864
                                                                    -----------
                UTILITIES -- 0.6%
        2,250   Waste Management, Inc. ...........................       66,585
                                                                    -----------
                Total common stocks...............................  $ 8,159,021
                                                                    ===========

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES V  -- 12.0%
             BANKS -- 1.4%
$   20,000   Bank One Corp. (Aa3 Moodys)
               6.875% due 08/01/06.............................  $    22,117
    20,000   Bank of America Corp. (Aa2 Moodys)
               5.875% due 02/15/09.............................       21,914
     1,000   Bank of America Corp. (Aa3 Moodys)
               6.20% due 02/15/06..............................        1,081
    10,000   BankBoston Corp. (A2 Moodys)
               6.625% due 02/01/04.............................       10,038
    14,825   Banponce Corp. (Baa1 Moodys)
               6.75% due 12/15/05..............................       16,123
    25,000   Bayerische Landesbank Girozentrale (Aaa Moodys)
               5.65% due 02/01/09..............................       27,149
     1,000   Citigroup, Inc. (Aa1 Moodys)
               6.50% due 01/18/11..............................        1,127
     1,500   First Chicago NBD Corp. (A1 Moodys)
               7.125% due 05/15/07.............................        1,692
    13,685   First Union National Bank (Aa3 Moodys)
               5.80% due 12/01/08..............................       15,005
    +1,000   Household Finance Corp. (A1 Moodys)
               6.00% due 05/01/04..............................        1,015
     1,500   Inter-American Development Bank (Aaa Moodys)
               7.375% due 01/15/10.............................        1,797
     1,500   International Bank for Reconstruction &
               Development (Aaa Moodys)
               7.00% due 01/27/05..............................        1,590
    36,745   Key Bank, N.A. (A1 Moodys)
               5.80% due 04/01/04..............................       37,137
       750   KeyCorp. Capital II (A3 Moodys)
               6.875% due 03/17/29.............................          786
     1,500   Mellon Funding Corp. (A2 Moodys)
               6.375% due 02/15/10.............................        1,670
     1,000   Morgan (J.P.) Chase & Co. (A2 Moodys)
               6.75% due 02/01/11..............................        1,128
       750   National City Corp. (A2 Moodys)
               6.875% due 05/15/19.............................          866
       500   Republic New York Capital I (A2 Moodys)
               7.75% due 11/15/26..............................          539
     1,500   Salomon Smith Barney Holdings, Inc. (Aa1 Moodys)
               5.875% due 03/15/06.............................        1,615
       500   State Street Corp. (A1 Moodys)
               7.65% due 06/15/10..............................          598
     1,000   Washington Mutual Financial Corp. (A3 Moodys)
               7.25% due 06/15/06..............................        1,112
     1,000   Wells Fargo Bank N.A. (Aa1 Moodys)
               6.45% due 02/01/11..............................        1,123
                                                                 -----------
                                                                     167,222
                                                                 -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES V  -- (CONTINUED)
CHEMICALS -- 0.4%
$   20,000   ICI Wilmington, Inc. (Baa3 Moodys)
               6.95% due 09/15/04..............................  $    20,624
    20,000   Rohm & Haas Co. (A3 Moodys)
               7.40% due 07/15/09..............................       23,436
                                                                 -----------
                                                                      44,060
                                                                 -----------
             COMMUNICATIONS -- 0.1%
    10,000   Bellsouth Telecommunications, Inc. (Aa3 Moodys)
               6.375% due 06/01/28.............................       10,435
       500   GTE Corp. (A3 Moodys)
               7.51% due 04/01/09..............................          575
       500   Sprint Capital Corp. (Baa3 Moodys)
               6.875% due 11/15/28.............................          488
       500   Sprint Capital Corp. (Baa3 Moodys)
               7.625% due 01/30/11.............................          560
       750   Telecommunications de Puerto Rico (Baa1 Moodys)
               6.65% due 05/15/06..............................          813
       500   Verizon Global Funding Corp. (A2 Moodys)
               7.25% due 12/01/10..............................          576
       500   Verizon Global Funding Corp. (A2 Moodys)
               7.75% due 12/01/30..............................          587
                                                                 -----------
                                                                      14,034
                                                                 -----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.4%
    30,000   Hewlett-Packard Co. (A3 Moodys)
               7.15% due 06/15/05..............................       32,254
    18,000   Pitney Bowes, Inc. (Aa3 Moodys)
               5.50% due 04/15/04..............................       18,208
                                                                 -----------
                                                                      50,462
                                                                 -----------
             CONSUMER NON-DURABLES -- 0.7%
    25,000   Boise Cascade Office Products Corp. (Ba2 Moodys)
               7.05% due 05/15/05..............................       26,043
       350   Cardinal Health, Inc. (A2 Moodys)
               6.75% due 02/15/11..............................          400
    18,000   Colgate-Palmolive Co. (Aa3 Moodys)
               5.58% due 11/06/08..............................       19,697
       750   Procter & Gamble Co. (The) (Aa3 Moodys)
               6.875% due 09/15/09.............................          866
    21,100   Procter & Gamble Co. (The) (Aa3 Moodys)
               9.36% due 01/01/21..............................       28,302
       750   SYSCO Corp. (A1 Moodys)
               6.50% due 08/01/28..............................          831
                                                                 -----------
                                                                      76,139
                                                                 -----------
             CONSUMER SERVICES -- 0.4%
    37,832   Postal Square LP (NA Moodys)
               8.95% due 06/15/22..............................       49,553
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             DRUGS -- 0.5%
$   26,000   American Home Products Corp. (Baa1 Moodys)
               7.25% due 03/01/23..............................  $    28,630
       750   Bristol-Myers Squibb Co. (A1 Moodys)
               6.80% due 11/15/26..............................          836
    29,000   Pharmacia Corp. (Aaa Moodys)
               6.60% due 12/01/28..............................       32,656
                                                                 -----------
                                                                      62,122
                                                                 -----------
             EDUCATION -- 0.1%
    10,900   Harvard University (Aaa Moodys)
               8.125% due 04/15/07.............................       12,666
                                                                 -----------
             ELECTRICAL EQUIPMENT -- 0.6%
    30,000   Danaher Corp. (A2 Moodys)
               6.00% due 10/15/08..............................       32,907
    30,000   Rockwell International Corp. (A3 Moodys)
               6.70% due 01/15/28..............................       32,856
                                                                 -----------
                                                                      65,763
                                                                 -----------
             ELECTRONICS -- 0.0%
       500   Heller Financial, Inc. (Aaa Moodys)
               6.375% due 03/15/06.............................          545
                                                                 -----------
             ENERGY & SERVICES -- 0.1%
    12,250   Amoco Co. (Aa1 Moodys)
               6.50% due 08/01/07..............................       13,777
     1,000   Conoco, Inc. (A3 Moodys)
               6.95% due 04/15/29..............................        1,134
     1,000   Texaco Capital, Inc. (Aa3 Moodys)
               8.625% due 06/30/10.............................        1,258
                                                                 -----------
                                                                      16,169
                                                                 -----------
             FINANCIAL SERVICES -- 0.8%
    30,000   AXA Financial, Inc. (A3 Moodys)
               7.00% due 04/01/28..............................       33,544
   @16,355   ERAC USA Finance Co. (Baa1 Moodys)
               7.35% due 06/15/08..............................       18,686
     1,000   Goldman Sachs Group, Inc. (The) (Aa3 Moodys)
               6.65% due 05/15/09..............................        1,131
       750   Morgan Stanley Dean Witter & Co. (Aa3 Moodys)
               7.75% due 06/15/05..............................          814
    @1,250   Prudential Insurance Co. of America (A2 Moodys)
               6.375% due 07/26/06.............................        1,362
    30,000   Toyota Motor Credit Corp. (Aaa Moodys)
               5.50% due 12/15/08..............................       32,830
                                                                 -----------
                                                                      88,367
                                                                 -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES V  -- (CONTINUED)
FOOD,
BEVERAGE &
TOBACCO -- 0.9%
$      750   Anheuser Busch Cos., Inc. (A1 Moodys)
               7.55% due 10/01/30..............................  $       926
    30,000   Coca-Cola Enterprises, Inc. (A2 Moodys)
               6.75% due 09/15/28..............................       33,458
       500   Coca-Cola Enterprises, Inc. (A2 Moodys)
               8.50% due 02/01/22..............................          647
    19,555   ConAgra Foods, Inc. (Baa1 Moodys)
               7.875% due 09/15/10.............................       23,332
     1,500   Pepsi Bottling Group, Inc. (The)
               (A3 Moodys)
               7.00% due 03/01/29..............................        1,719
    35,000   PepsiAmericas, Inc. (Baa1 Moodys)
               6.375% due 05/01/09.............................       38,981
                                                                 -----------
                                                                      99,063
                                                                 -----------
             INSURANCE -- 1.9%
    20,000   ACE INA Holdings, Inc. (A3 Moodys)
               8.30% due 08/15/06..............................       22,626
    26,485   AmerUs Group Co. (Baa3 Moodys)
               6.95% due 06/15/05..............................       27,819
       500   American General Co. (Aaa Moodys)
               6.625% due 02/15/29.............................          542
    30,000   Cincinnati Financial Corp. (A2 Moodys)
               6.90% due 05/15/28..............................       32,723
   @27,000   Jackson National Life Insurance Co. (A3 Moodys)
               8.15% due 03/15/27..............................       31,636
   @30,000   Liberty Mutual Insurance (Baa2 Moodys)
               8.20% due 05/04/07..............................       32,863
   @30,000   New England Mutual Life Insurance Co. (A1 Moodys)
               7.875% due 02/15/24.............................       34,843
     1,000   Reliastar Financial Corp. (A1 Moodys)
               8.00% due 10/30/06..............................        1,130
    27,600   Torchmark Corp. (A3 Moodys)
               8.25% due 08/15/09..............................       31,992
                                                                 -----------
                                                                     216,174
                                                                 -----------
             MACHINERY -- 0.2%
    20,000   Eaton Corp. (A2 Moodys)
               6.95% due 11/15/04..............................       20,896
                                                                 -----------
             MEDIA & ENTERTAINMENT -- 0.7%
    30,000   Comcast Cable Communications (Baa3 Moodys)
               6.875% due 06/15/09.............................       33,820
     1,000   Comcast Cable Communications (Baa3 Moodys)
               8.50% due 05/01/27..............................        1,281
    10,400   Times Mirror Co. (The), Class A (A3 Moodys)
               7.50% due 07/01/23..............................       11,802
   +35,000   Walt Disney Co. (The) (Baa1 Moodys)
               6.375% due 03/01/12.............................       38,486
                                                                 -----------
                                                                      85,389
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
$  +22,000   Becton, Dickinson & Co. (A2 Moodys)
               6.70% due 08/01/28..............................  $    24,482
                                                                 -----------
             REAL ESTATE INVESTMENT TRUST -- 0.2%
    20,000   Liberty Property Trust (Baa2 Moodys)
               7.25% due 08/15/07..............................       22,399
                                                                 -----------
             RETAIL -- 0.9%
    20,000   Albertson's, Inc. (Baa2 Moodys)
               6.55% due 08/01/04..............................       20,474
    30,000   Home Depot, Inc. (The) (Aa3 Moodys)
               6.50% due 09/15/04..............................       31,078
    20,200   Target Corp. (A2 Moodys)
               5.875% due 11/01/08.............................       22,126
    30,000   Wal-Mart Stores, Inc. (Aa2 Moodys)
               6.875% due 08/10/09.............................       34,561
                                                                 -----------
                                                                     108,239
                                                                 -----------
             TRANSPORTATION -- 0.2%
      +500   Boeing Capital Corp. (A3 Moodys)
               6.10% due 03/01/11..............................          540
    19,972   Continental Airlines, Inc. (Baa3 Moodys)
               6.90% due 01/02/18..............................       19,713
     1,000   DaimlerChrysler North America Holding
               Corp. (A3 Moodys)
               7.40% due 01/20/05..............................        1,054
       750   DaimlerChrysler North America Holding
               Corp. (A3 Moodys)
               7.75% due 01/18/11..............................          858
       500   Ford Motor Co. (Baa1 Moodys)
               6.375% due 02/01/29.............................          446
     1,250   General Motors Acceptance Corp. (A3 Moodys)
               6.15% due 04/05/07..............................        1,340
     1,000   Textron Financial Corp. (A3 Moodys)
               7.125% due 12/09/04.............................        1,045
                                                                 -----------
                                                                      24,996
                                                                 -----------
             U.S. GOVERNMENT AGENCIES -- 0.5%
    50,000   Tennessee Valley Authority (Aaa Moodys)
               6.00% due 03/15/13..............................       54,908
                                                                 -----------
             UTILITIES -- 0.8%
    25,000   Alabama Power Co. (A2 Moodys)
               7.125% due 08/15/04.............................       25,881
     1,000   Alabama Power Co. (A2 Moodys)
               7.125% due 10/01/07.............................        1,137
    40,000   Great Plains Energy, Inc. (A3 Moodys)
               7.125% due 12/15/05.............................       43,570
       567   Niagara Mohawk Power Corp. (Baa3 Moodys)
               7.625% due 10/01/05.............................          615
    17,285   Northern Border Pipeline Co. (A3 Moodys)
               7.75% due 09/01/09..............................       20,482
                                                                 -----------
                                                                      91,685
                                                                 -----------
             Total corporate notes.............................  $ 1,395,333
                                                                 ===========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
FOREIGN/YANKEE BONDS & NOTES V  -- 0.7%
             BANKS -- 0.2%
$   24,000   Credit National (A1 Moodys)
               7.00% due 11/14/05..............................  $    25,948
                                                                 -----------
             COMMUNICATIONS -- 0.0%
     1,250   Telefonica Europe BV (A3 Moodys)
               7.35% due 09/15/05..............................        1,356
     1,250   Vodafone Group PLC (A2 Moodys)
               7.875% due 02/15/30.............................        1,536
                                                                 -----------
                                                                       2,892
                                                                 -----------
             FINANCIAL SERVICES -- 0.0%
       500   Korea Development Bank (A3 Moodys)
               7.125% due 04/22/04.............................          505
     1,250   Santandar Central Hispano Issuances Ltd. (A1
               Moodys)
               7.625% due 11/03/09.............................        1,470
                                                                 -----------
                                                                       1,975
                                                                 -----------
             METALS, MINERALS & MINING -- 0.3%
    30,000   Alcan, Inc. (Baa1 Moodys)
               7.25% due 11/01/28..............................       34,464
                                                                 -----------
             TRANSPORTATION -- 0.2%
   @17,639   SCL Terminal Aereo Santiago S.A. (Aaa Moodys)
               6.95% due 07/01/12..............................       19,149
                                                                 -----------
             UTILITIES -- 0.0%
       750   TransCanada PipeLines Ltd. (A2 Moodys)
               6.49% due 01/21/09..............................          834
                                                                 -----------
             Total foreign/yankee bonds & notes................  $    85,262
                                                                 ===========
U.S. TREASURIES & FEDERAL AGENCIES -- 15.1%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
$      673   6.30% due 04/01/08................................  $       736
         3   9.00% due 03/01/21................................            3
                                                                 -----------
                                                                         739
                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.0%
    74,608   5.50% due 10/15/33................................       75,928
    57,573   6.00% due 06/15/24 -- 11/15/33....................       59,905
    12,141   6.50% due 03/15/26 -- 06/15/28....................       12,820
    69,540   7.00% due 06/15/26 -- 11/15/32....................       74,140
       346   7.50% due 09/15/23................................          373
    10,024   8.00% due 09/15/26 -- 02/15/31....................       10,907
       362   9.00% due 06/20/16 -- 01/15/23....................          404
        16   9.50% due 05/15/20................................           17
                                                                 -----------
                                                                     234,494
                                                                 -----------
             U.S. TREASURY BONDS -- 3.9%
  +400,000   6.25% due 08/15/23................................      455,922
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             U.S. TREASURY NOTES -- 9.2%
$ +650,000   1.625% due 09/30/05 -- 10/31/05...................  $   649,402
  +200,000   2.375% due 08/15/06...............................      201,078
  +200,000   3.25% due 08/15/08................................      201,219
   +10,000   6.00% due 08/15/04................................       10,302
                                                                 -----------
                                                                   1,062,001
                                                                 -----------
             Total U.S. treasuries & federal agencies..........  $ 1,753,156
                                                                 ===========
  SHARES
----------
WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
     *@@--   Minorplanet System USA, Inc. .....................  $        --
                                                                 -----------
             Total warrants....................................  $        --
                                                                 ===========
SHORT-TERM SECURITIES -- 14.3%
             INVESTMENT COMPANIES HELD AS COLLATERAL
             ON LOANED SECURITIES -- 13.9%
 1,620,168   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $ 1,620,168
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENTS -- 0.4%
$   46,935   Joint Repurchase Agreement (See Note 2(d))
               0.833% due 01/02/04.............................       46,935
                                                                 -----------
             Total short-term securities.......................  $ 1,667,103
                                                                 ===========


DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
  (cost $126,243).........................    1.2%  $   136,262
Total common stocks (cost $7,163,600).....   70.2     8,159,021
Total corporate notes (cost $1,285,306)...   12.0     1,395,333
Total foreign/yankee bonds & notes (cost
  $76,027)................................    0.7        85,262
Total warrants (cost $5)..................    0.0            --
Total U.S. treasuries & federal agencies
  (cost $1,709,086).......................   15.1     1,753,156
Total short-term securities (cost
  $1,667,103).............................   14.3     1,667,103
                                            -----   -----------
Total investment in securities
  (total cost $12,027,370) -- including
  $1,587,694 of securities loaned (See
  Note 2(i))..............................  113.5    13,196,137
Cash, receivables and other assets........    0.4        51,250
Payable for Fund shares redeemed..........   (0.0)       (4,549)
Securities lending collateral payable to
  brokers (See Note 2(i)).................  (13.9)   (1,620,168)
Other liabilities.........................   (0.0)         (580)
                                            -----   -----------
Net assets................................  100.0%  $11,622,090
                                            =====   ===========

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                      MARKET
                                                     VALUE #
                                                   ------------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  9,500,000 shares authorized; 512,286 shares
  outstanding...................................   $        512
Paid in capital.................................     11,270,027
Accumulated net investment income...............        104,776
Accumulated net realized loss on investments....       (921,992)
Unrealized appreciation on investments..........      1,168,767
                                                   ------------
Net assets......................................   $ 11,622,090
                                                   ============

Class IA
  Net asset value per share ($10,358,449 / 456,882
    shares outstanding) (8,500,000 shares
    authorized)......................................   $22.67
                                                        ======
Class IB
  Net asset value per share ($1,263,641 / 55,404
    shares outstanding) (1,000,000 shares
    authorized)......................................   $22.81
                                                        ======


  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 2.1% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    + All or a portion of this security was on loan as of December 31, 2003 (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $183,691 or 1.6% of net assets (See Note 2(m)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BLUE CHIP STOCK HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                         VALUE #
-----------                                                      --------
COMMON STOCKS -- 99.2%
             BANKS -- 14.0%
         29  American Express Co. .............................  $  1,379
         23  Bank of America Corp. ............................     1,826
         27  Bank of New York Co., Inc. (The)..................       884
        151  Citigroup, Inc. ..................................     7,347
          8  Federal Home Loan Mortgage Association............       455
         33  Federal National Mortgage Association.............     2,477
         61  Mellon Financial Corp. ...........................     1,946
         28  Northern Trust Corp. .............................     1,318
         40  SLM Corp. ........................................     1,519
         53  State Street Corp. ...............................     2,745
         63  U.S. Bancorp......................................     1,888
         30  Wells Fargo Co. ..................................     1,778
                                                                 --------
                                                                   25,562
                                                                 --------
             BUSINESS SERVICES -- 1.8%
        *36  Accenture Ltd. ...................................       955
        *36  Cendant Corp. ....................................       811
         13  Omnicom Group, Inc.  .............................     1,127
         10  Paychex, Inc. ....................................       379
                                                                 --------
                                                                    3,272
                                                                 --------
             COMMUNICATIONS -- 4.3%
         *1  NTL, Inc. ........................................        91
        *95  Nextel Communications, Inc., Class A..............     2,671
         42  Nokia Corp., ADR..................................       707
          9  QUALCOMM, Inc. ...................................       475
         *1  Research in Motion Ltd. ..........................        67
        154  Vodafone Group PLC, ADR...........................     3,849
                                                                 --------
                                                                    7,860
                                                                 --------
             COMPUTERS & OFFICE EQUIPMENT -- 5.5%
          5  3M Co. ...........................................       425
       *170  Cisco Systems, Inc. ..............................     4,127
        *74  Dell, Inc. .......................................     2,523
         *3  EMC Corp. ........................................        35
          3  International Business Machines Corp. ............       241
         50  International Game Technology.....................     1,796
        *12  Lexmark International, Inc. ......................       959
                                                                 --------
                                                                   10,106
                                                                 --------
             CONSUMER NON-DURABLES -- 3.3%
          8  Cardinal Health, Inc. ............................       477
         10  Estee Lauder Cos., Inc. (The), Class A............       397
         14  Gillette Co. (The)................................       518
        *10  Medco Health Solutions, Inc. .....................       347
          5  Procter & Gamble Co. (The)........................       489
         32  SYSCO Corp. ......................................     1,176
        101  Tyco International Ltd. ..........................     2,681
                                                                 --------
                                                                    6,085
                                                                 --------
             DRUGS -- 9.3%
         31  Abbott Laboratories...............................     1,426
        *39  Amgen, Inc. ......................................     2,423
         16  Eli Lilly & Co. ..................................     1,097
        *29  Forest Laboratories, Inc. ........................     1,774
         *7  Genentech, Inc. ..................................       646

                                                                  MARKET
  SHARES                                                         VALUE #
-----------                                                      --------
             DRUGS -- (CONTINUED)
        *20  Gilead Sciences, Inc. ............................  $  1,145
        *10  MedImmune, Inc. ..................................       264
        194  Pfizer, Inc. .....................................     6,870
          3  Teva Pharmaceutical Industries Ltd., ADR..........       187
         26  Wyeth.............................................     1,104
                                                                 --------
                                                                   16,936
                                                                 --------
             EDUCATION -- 1.1%
        *31  Apollo Group, Inc. ...............................     2,088
                                                                 --------
             ELECTRICAL EQUIPMENT -- 1.8%
         36  Danaher Corp. ....................................     3,303
                                                                 --------
             ELECTRONICS -- 7.0%
        *17  ASM Lithography Holding N.V., NY Reg Shares.......       331
         41  Analog Devices, Inc. .............................     1,849
        103  General Electric Co. .............................     3,203
         63  Intel Corp. ......................................     2,041
         47  Maxim Integrated Products, Inc. ..................     2,351
         15  Microchip Technology, Inc. .......................       497
        *10  QLogic Corp. .....................................       537
         40  Texas Instruments, Inc. ..........................     1,175
        *19  Xilinx, Inc. .....................................       752
                                                                 --------
                                                                   12,736
                                                                 --------
             ENERGY & SERVICES -- 1.4%
        *21  BJ Services Co. ..................................       740
         34  Schlumberger Ltd. ................................     1,866
                                                                 --------
                                                                    2,606
                                                                 --------
             FINANCIAL SERVICES -- 4.9%
         69  Charles Schwab Corp. (The)........................       812
         22  Franklin Resources, Inc. .........................     1,145
         17  Goldman Sachs Group, Inc. (The)...................     1,678
         12  Legg Mason, Inc. .................................       911
         41  Merrill Lynch & Co., Inc. ........................     2,416
         35  Morgan Stanley Dean Witter & Co. .................     1,997
                                                                 --------
                                                                    8,959
                                                                 --------
             FOOD, BEVERAGE & TOBACCO -- 2.5%
         19  Altria Group, Inc. ...............................     1,012
         42  Coca-Cola Co. (The)...............................     2,126
          3  General Mills, Inc. ..............................       118
         29  PepsiCo, Inc. ....................................     1,366
                                                                 --------
                                                                    4,622
                                                                 --------
             HOTELS & GAMING -- 0.2%
          9  MGM Mirage, Inc. .................................       342
                                                                 --------
             INSURANCE -- 8.3%
          1  Ambac Financial Group, Inc. ......................        90
         59  American International Group, Inc. ...............     3,930
         *3  Anthem, Inc. .....................................       203
         33  Marsh & McLennan Cos., Inc. ......................     1,590
         71  Travelers Property Casualty Corp. -- Class A......     1,198

The accompanying notes are an integral part of this financial statement.

 HARTFORD BLUE CHIP STOCK HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                         VALUE #
-----------                                                      --------
COMMON STOCKS -- (CONTINUED)
             INSURANCE -- (CONTINUED)
        100  UnitedHealth Group, Inc. .........................  $  5,841
        *24  Wellpoint Health Networks, Inc. ..................     2,328
                                                                 --------
                                                                   15,180
                                                                 --------
             MACHINERY -- 2.5%
        *56  Applied Materials, Inc. ..........................     1,266
         45  Baker Hughes, Inc. ...............................     1,460
         11  Deere (John) & Co. ...............................       722
        *29  Smith International, Inc. ........................     1,183
                                                                 --------
                                                                    4,631
                                                                 --------
             MEDIA & ENTERTAINMENT -- 8.5%
         55  Clear Channel Communications, Inc. ...............     2,590
        *66  Comcast Corp., Special Class A ...................     2,055
        *41  EchoStar Communications Corp., Class A............     1,391
        *40  Interactive Data Corp. ...........................     1,344
         13  Scripps (E.W.) Co. (The), Class A.................     1,252
        *87  Time Warner, Inc. ................................     1,567
        *40  Univision Communications, Inc. ...................     1,584
         69  Viacom, Inc., Class B.............................     3,055
         26  Walt Disney Co. (The).............................       597
       @@--  Washington Post...................................        81
                                                                 --------
                                                                   15,516
                                                                 --------
             MEDICAL INSTRUMENTS & SUPPLIES -- 2.9%
        *27  Boston Scientific Corp. ..........................       993
          4  Guidant Corp. ....................................       247
         38  Johnson & Johnson.................................     1,979
         32  Medtronic, Inc. ..................................     1,546
          6  Stryker Corp. ....................................       493
                                                                 --------
                                                                    5,258
                                                                 --------
             METALS, MINERALS & MINING -- 0.8%
         19  Alcoa, Inc. ......................................       733
        -28  Broken Hill Proprietary Co., Ltd. ................       253
          3  Illinois Tool Works, Inc. ........................       277
          4  Nucor Corp. ......................................       230
                                                                 --------
                                                                    1,493
                                                                 --------
             RETAIL -- 6.3%
          1  Aramark Corp. ....................................        36
         23  Best Buy Co., Inc. ...............................     1,194
        *15  eBay, Inc. .......................................       995
          1  Family Dollar Stores, Inc. .......................        47
         78  Home Depot, Inc. (The)............................     2,779
         26  McDonald's Corp. .................................       648
        *28  Starbucks Corp. ..................................       926
          3  TJX Cos., Inc. (The)..............................        57
         58  Target Corp. .....................................     2,216
         42  Wal-Mart Stores, Inc. ............................     2,212
          8  Walgreen Co. .....................................       302
                                                                 --------
                                                                   11,412
                                                                 --------

                                                                  MARKET
  SHARES                                                         VALUE #
-----------                                                      --------
             SOFTWARE & SERVICES -- 9.4%
         19  Adobe Systems, Inc. ..............................  $    735
        *25  Affiliated Computer Services, Inc., Class A.......     1,372
        *10  Choicepoint, Inc. ................................       377
         64  First Data Corp. .................................     2,626
        *27  Fiserv, Inc. .....................................     1,059
        *34  Intuit, Inc. .....................................     1,783
        208  Microsoft Corp. ..................................     5,723
         *3  Oracle Corp. .....................................        34
        *32  Siebel Systems, Inc. .............................       448
        *17  SunGard Data Systems, Inc. .......................       479
        *21  Symantec Corp. ...................................       738
         *5  Synopsys, Inc. ...................................       172
        *11  VERITAS Software Corp. ...........................       392
        *29  Yahoo!, Inc. .....................................     1,301
                                                                 --------
                                                                   17,239
                                                                 --------
             TRANSPORTATION -- 3.2%
         40  Carnival Corp. ...................................     1,567
          7  General Dynamics Corp. ...........................       597
         38  Harley-Davidson, Inc. ............................     1,797
          3  Honeywell International, Inc. ....................        84
         10  Lockheed Martin Corp. ............................       488
         17  United Parcel Service, Inc. ......................     1,245
                                                                 --------
                                                                    5,778
                                                                 --------
             UTILITIES -- 0.2%
          5  Waste Management, Inc. ...........................       154
                                                                 --------
             Total common stocks...............................  $181,138
                                                                 ========
SHORT-TERM SECURITIES -- 0.7%
             INVESTMENT COMPANIES -- 0.7%
        123  SSgA Money Market Fund............................  $    123
      1,238  T Rowe Reserve Fund...............................     1,238
                                                                 --------
                                                                    1,361
                                                                 --------
             Total short-term securities.......................  $  1,361
                                                                 ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $161,650)...............   99.2%  $181,138
Total short-term securities (cost $1,361).........    0.7      1,361
                                                    -----   --------
Total investment in securities (total cost
  $163,011).......................................   99.9    182,499
Cash, receivables and other assets................    0.3        633
Payable for securities purchased..................   (0.2)      (554)
Payable for fund shares redeemed..................   (0.0)       (34)
Other liabilities.................................   (0.0)       (14)
                                                    -----   --------
Net assets........................................  100.0%  $182,530
                                                    =====   ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                               MARKET
                                                              VALUE #
                                                              --------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 500,000 shares
  authorized; 11,118 shares outstanding.....................  $     11
Paid in capital.............................................   194,168
Accumulated net investment income...........................       343
Accumulated net realized loss on investments................   (31,480)
Unrealized appreciation on investments......................    19,488
                                                              --------
Net assets..................................................  $182,530
                                                              ========

Class IA
  Net asset value per share ($182,530 / 11,118
    shares outstanding) (500,000 shares
    authorized)...................................  $16.42
                                                    ======

    & Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 3.0% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $253, which represents 0.1% of total net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS V  -- 7.6%
$   @2,509   AQ Finance CEB Trust, Series 2003-CE1A, Class Note
               (Baa2 Moodys)
               6.141% due 08/25/33.............................  $    2,457
    10,200   American Express Credit Account Master, Series
               1999-2, Class A (Aaa Moodys)
               5.95% due 12/15/06..............................      10,379
     4,200   Bank One Issuance Trust, Series 2003-C3, Class C3
               (Baa2 Moodys)
               4.77% due 02/16/16..............................       3,985
    10,000   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2003-T10, Class A2 (AAA S&P)
               4.74% due 03/13/40..............................       9,994
    10,000   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2002-TOP8, Class A2 (AAA S&P)
               4.83% due 08/15/38..............................      10,104
     2,958   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2003-T12, Class A1 (AAA S&P)
               2.96% due 08/13/39..............................       2,935
     4,847   CS First Boston Mortgage Securities Corp., Series
               2003-C3, Class A1 (Aaa Moodys)
               2.079% due 05/15/38.............................       4,756
     7,608   California Infrastructure Pacific Gas & Electric,
               Series 1997-1, Class A7 (Aaa Moodys)
               6.38% due 09/25/08..............................       8,103
     4,000   California Infrastructure Pacific Gas & Electric,
               Series 1997-1, Class A8 (Aaa Moodys)
               6.48% due 12/26/09..............................       4,442
     5,040   Capital One Multi Asset Execution, Series 2003-B2,
               Class B2
               (A2 Moodys)
               3.50% due 02/17/09..............................       5,068
     3,360   Citibank Credit Card Issuance Trust, Series
               2003-C4, Class C4 (Baa2 Moodys)
               5.00% due 06/10/15..............................       3,230
    16,150   Citibank Credit Card Master Trust I, Series
               1999-1, Class A (Aaa Moodys)
               5.50% due 02/15/06..............................      16,235
     5,441   Comed Transitional Funding Trust, Series 1998-1,
               Class A5 (Aaa Moodys)
               5.44% due 03/25/07..............................       5,602
    16,645   Daimler Chrysler Auto Trust, Series 2002-A, Class
               A3 (Aaa Moodys)
               3.85% due 04/06/06..............................      16,833
     8,920   Discover Card Master Trust I, Series 2001-5, Class
               A (Aaa Moodys)
               5.30% due 11/16/06..............................       9,050

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
$    8,350   Ford Credit Auto Owner Trust, Series 2003-A, Class
               C (Baa2 Moodys)
               4.29% due 11/15/07..............................  $    8,383
    15,000   GMAC Commercial Mortgage Securities Inc., Series
               2003-C3, Class A1 (Aaa Moodys)
               3.40% due 04/10/40..............................      15,096
    13,250   Honda Auto Receivables Owner Trust, Series 2003-2,
               Class A2 (Aaa Moodys)
               1.34% due 12/21/05..............................      13,255
     6,541   Illinois Power Special Purpose Trust, Series
               1998-1, Class A5 (Aaa Moodys)
               5.38% due 06/25/07..............................       6,747
    10,792   LB-UBS Commercial Mortgage Trust, Series 2003-C1,
               Class A1 (Aaa Moodys)
               2.72% due 04/15/33..............................      10,764
    10,821   LB-UBS Commercial Mortgage Trust, Series 2003-C7,
               Class A1 (Aaa Moodys)
               3.334% due 09/15/27.............................      10,858
     1,749   Morgan Stanley Capital I, Series 1999-WF1, Class
               A1 (Aaa Moodys)
               5.91% due 04/15/08..............................       1,860
     5,475   Morgan Stanley Dean Witter Capital I, Series
               2001-IQA, Class A1 (Aaa Moodys)
               4.57% due 12/18/32..............................       5,665
    10,000   Morgan Stanley Dean Witter Capital I, Series
               2003-TOP9, Class A2 (Aaa Moodys)
               4.74% due 11/13/36..............................      10,018
       765   PP&L Transition Bond Co., LLC, Series 1999-1,
               Class A5 (Aaa Moodys)
               6.83% due 03/25/07..............................         793
     1,680   Soundview Home Equity Loan Trust, Series 2000-1,
               Class M1 (Aa2 Moodys)
               8.64% due 05/25/30..............................       1,747
    22,250   Volkswagen Auto Loan Enhanced Trust, Series
               2003-1, Class A2 (Aaa Moodys)
               1.11% due 12/20/05..............................      22,228
    10,080   WFS Financial Owner Trust, Series 2003-2, Class A4
               (Aaa Moodys)
               2.41% due 12/20/08..............................       9,992
    @2,968   Whole Auto Loan Trust, Series 2002-1, Class D (Ba2
               Moodys)
               6.00% due 04/15/09..............................       2,964
                                                                 ----------
                                                                    233,543
                                                                 ----------
             Total collateralized mortgage obligations.........  $  233,543
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE #
----------                                                       ----------
COMMON STOCKS -- 0.4%
             COMMUNICATIONS -- 0.4%
     *##66   Global Crossing Ltd...............................  $    2,236
      *565   Marconi Corp., PLC, ADR...........................      11,435
                                                                     13,671
                                                                 ----------
             Total common stocks...............................  $   13,671
                                                                 ==========
PRINCIPAL
  AMOUNT
----------
CONVERTIBLE BONDS V  -- 0.3%
             SOFTWARE & SERVICES -- 0.3%
$   12,590   America Online, Inc. (Baa2 Moodys)
               0.00% due 12/06/19..............................  $    7,884
                                                                 ----------
             Total convertible bonds...........................  $    7,884
                                                                 ==========
CORPORATE NOTES V -- 26.1%
             APPAREL & TEXTILE -- 0.1%
$    1,600   Nine West Group, Inc. (Baa2 Moodys)
               8.375% due 08/15/05.............................  $    1,733
                                                                 ----------
             BANKS -- 2.5%
    12,000   Ford Motor Credit Co. (A3 Moodys)
               7.00% due 10/01/13..............................      12,656
     7,000   Ford Motor Credit Co. (A3 Moodys)
               7.375% due 02/01/11.............................       7,630
    17,430   KFW International Finance, Inc. (Aaa Moodys)
               3.00% due 09/15/05..............................      17,623
     8,450   Morgan (J.P.) Chase & Co. (A2 Moodys)
               5.25% due 05/01/15..............................       8,423
     7,550   Morgan (J.P.) Chase & Co. (A2 Moodys)
               7.875% due 06/15/10.............................       8,991
   @11,300   Rabobank Capital Fund II (Aa2 Moodys)
               5.26% due 12/31/49..............................      11,316
     3,980   Sovereign Bank (Baa3 Moodys)
               5.125% due 03/15/13.............................       3,952
       500   St Paul Bancorp, Inc. (A3 Moodys)
               7.125% due 02/15/04.............................         503
     3,780   Wachovia Corp. (Aa3 Moodys)
               7.55% due 08/18/05..............................       4,121
                                                                 ----------
                                                                     75,215
                                                                 ----------
             BUSINESS SERVICES -- 0.0%
       500   Interpool, Inc. (Caa1 Moodys)
               7.20% due 08/01/07..............................         478
                                                                 ----------
             CHEMICALS -- 0.3%
     3,025   Millennium America, Inc. (B1 Moodys)
               7.625% due 11/15/26.............................       2,813
     2,735   Olin Corp. (Baa3 Moodys)
               9.125% due 12/15/11.............................       3,325
   ##1,700   Pollyone Corp. (B3 Moodys)
               6.875% due 12/01/04.............................       1,679
                                                                 ----------
                                                                      7,817
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             COMMUNICATIONS -- 1.3%
$    4,689   AT&T Corp. (Baa2 Moodys)
               8.75% due 11/15/31..............................  $    5,479
    @1,700   AT&T Corp. (Baa2 Moodys)
               8.75% due 11/15/31..............................       1,987
    12,600   AT&T Wireless Services, Inc. (Baa2 Moodys)
               8.125% due 05/01/12.............................      14,817
    +3,050   Lucent Technologies, Inc. (Caa1 Moodys)
               6.45% due 03/15/29..............................       2,398
    +2,510   Lucent Technologies, Inc. (Caa1 Moodys)
               6.50% due 01/15/28..............................       1,964
    @@L300   Nextlink Escrow (Default) 0.00% due 12/01/09......          --
    @@L600   Nextlink Escrow (Default) 0.00% due 12/01/09......          --
     1,235   PanAmSat Corp. (Ba2 Moodys)
               6.375% due 01/15/08.............................       1,281
    +7,765   Qwest Corp. (Ba3 Moodys)
               6.875% due 09/15/33.............................       7,377
    ##@@--   Voicestream Wireless Corp. (Ba3 Moodys)
               10.375% due 11/15/09............................          --
      @@17   Voicestream Wireless Corp. (Not Rated) 0.00% due
               11/15/09........................................          --
   L12,591   WorldCom, Inc. (Default) 8.25% due 05/15/31.......       4,218
                                                                 ----------
                                                                     39,521
                                                                 ----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.4%
     7,650   International Game Technology (Baa3 Moodys)
               7.875% due 05/15/04.............................       7,809
     2,700   International Game Technology (Baa3 Moodys)
               8.375% due 05/15/09.............................       3,232
                                                                 ----------
                                                                     11,041
                                                                 ----------
             CONSTRUCTION -- 0.5%
     7,800   CRH America, Inc. (Baa1 Moodys)
               6.95% due 03/15/12..............................       8,800
     1,500   Chesapeake & Potomac Telephone Co. (Aa3 Moodys)
               8.30% due 08/01/31..............................       1,884
     3,500   Toll Corp. (Ba2 Moodys)
               8.25% due 02/01/11..............................       3,850
                                                                 ----------
                                                                     14,534
                                                                 ----------
             CONSUMER DURABLES -- 0.3%
     3,105   Corning, Inc. (Ba2 Moodys)
               8.30% due 04/04/25..............................       3,190
     6,250   Owens-Brockway (B1 Moodys)
               8.75% due 11/15/12..............................       6,961
                                                                 ----------
                                                                     10,151
                                                                 ----------
             CONSUMER NON-DURABLES -- 0.2%
     6,545   Xerox Corp. (B1 Moodys)
               9.75% due 01/15/09..............................       7,658
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
CORPORATE NOTES V  -- (CONTINUED)
DRUGS -- 0.3%
$    8,470   Wyeth (Baa1 Moodys)
               6.45% due 02/01/24..............................  $    8,680
             ELECTRICAL EQUIPMENT -- 0.7%
     8,125   PerkinElmer, Inc. (Ba3 Moodys)
               8.875% due 01/15/13.............................       9,303
     8,230   Rockwell International Corp. (A3 Moodys)
               5.20% due 01/15/98..............................       6,508
    +6,000   Rockwell International Corp. (A3 Moodys)
               6.70% due 01/15/28..............................       6,571
                                                                 ----------
                                                                     22,382
                                                                 ----------
             ENERGY & SERVICES -- 1.6%
     9,050   Anadarko Petroleum Corp. (Baa1 Moodys)
               5.375% due 03/01/07.............................       9,675
     7,935   Conoco, Inc. (A3 Moodys)
               5.90% due 04/15/04..............................       8,036
    +7,300   El Paso CGP Co. (Caa1 Moodys)
               7.625% due 09/01/08.............................       7,017
     5,000   Lasmo, Inc. (A1 Moodys)
               7.50% due 06/30/06..............................       5,585
     6,800   Occidental Petroleum Corp. (Baa1 Moodys)
               7.375% due 11/15/08.............................       7,844
     6,000   Pioneer Natural Resources Co. (Ba1 Moodys)
               7.20% due 01/15/28..............................       6,423
       250   Pioneer Natural Resources Co. (Ba1 Moodys)
               9.625% due 04/01/10.............................         311
     2,500   Union Oil Co. of California (Baa2 Moodys)
               9.375% due 02/15/11.............................       3,101
                                                                 ----------
                                                                     47,992
                                                                 ----------
             FINANCIAL SERVICES -- 1.4%
     9,035   AvalonBay Communities, Inc. (Baa1 Moodys)
               8.25% due 07/15/08..............................      10,624
     6,900   Bear Stearns Cos., Inc. (The) (A1 Moodys)
               5.70% due 11/15/14..............................       7,192
     6,300   Credit Suisse First Boston USA, Inc. (Aa3 Moodys)
               6.125% due 11/15/11.............................       6,859
     3,800   Duke Realty LP (Baa1 Moodys)
               5.25% due 01/15/10..............................       3,972
    @2,885   ERAC USA Finance Co. (Baa1 Moodys)
               8.25% due 05/01/05..............................       3,112

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             FINANCIAL SERVICES -- (CONTINUED)
$    5,700   ERP Operating LP (Baa1 Moodys)
               6.63% due 04/13/05..............................  $    6,040
     4,150   Goldman Sachs Group, Inc. (The) (Aa3 Moodys)
               5.25% due 04/01/13..............................       4,203
                                                                 ----------
                                                                     42,002
                                                                 ----------
             FOOD, BEVERAGE & TOBACCO -- 1.2%
    10,110   ConAgra Foods, Inc. (Baa1 Moodys)
               7.50% due 09/15/05..............................      10,984
     3,750   ConAgra Foods, Inc. (Baa1 Moodys)
               7.00% due 10/01/28..............................       4,121
     7,500   Delhaize America, Inc. (Ba1 Moodys)
               8.125% due 04/15/11.............................       8,625
    12,100   General Mills, Inc. (Baa2 Moodys)
               2.625% due 10/24/06.............................      12,034
                                                                 ----------
                                                                     35,764
                                                                 ----------
             FOREST & PAPER PRODUCTS -- 1.0%
     1,895   Champion International Corp. (Baa2 Moodys)
               7.20% due 11/01/26..............................       2,158
     3,005   Georgia-Pacific Corp. (Ba3 Moodys)
               7.25% due 06/01/28..............................       2,881
     5,600   International Paper Co. (Baa2 Moodys)
               6.875% due 04/15/29.............................       5,945
    12,100   Potlatch Corp. (Baa3 Moodys)
               12.50% due 12/01/09.............................      14,520
     4,200   Willamette Industries, Inc. (Baa2 Moodys)
               7.85% due 07/01/26..............................       4,744
                                                                 ----------
                                                                     30,248
                                                                 ----------
             HEALTH SERVICES -- 0.7%
    12,000   HCA, Inc. (Ba1 Moodys)
               6.95% due 05/01/12..............................      12,867
     6,540   Manor Care, Inc. (Ba1 Moodys)
               7.50% due 06/15/06..............................       7,096
     2,110   Tenet Healthcare Corp. (B1 Moodys)
               6.375% due 12/01/11.............................       2,026
                                                                 ----------
                                                                     21,989
                                                                 ----------
             INSURANCE -- 0.7%
     3,800   ACE INA Holdings, Inc. (A3 Moodys)
               8.20% due 08/15/04..............................       3,948
       700   Aetna, Inc. (Baa2 Moodys)
               7.375% due 03/01/06.............................         770
     5,400   Humana, Inc. (Baa3 Moodys)
               7.25% due 08/01/06..............................       5,900
    @3,500   Prudential Insurance Co. of America (A2 Moodys)
               6.375% due 07/26/06.............................       3,813

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
CORPORATE NOTES V  -- (CONTINUED)
             INSURANCE -- (CONTINUED)
$      500   Reliastar Financial Corp. (A1 Moodys)
               8.00% due 10/30/06..............................  $      565
     5,815   Wellpoint Health Networks, Inc. (Baa1 Moodys)
               6.375% due 06/15/06.............................       6,340
                                                                 ----------
                                                                     21,336
                                                                 ----------
             MEDIA & ENTERTAINMENT -- 2.8%
     2,780   AT&T Broadband (Baa3 Moodys)
               8.375% due 03/15/13.............................       3,401
    @2,700   COX Enterprises, Inc. (Baa1 Moodys)
               7.875% due 09/15/10.............................       3,198
     4,200   COX Radio, Inc. (Baa3 Moodys)
               6.375% due 05/15/05.............................       4,418
     7,500   CSC Holdings, Inc. (B1 Moodys)
               7.625% due 07/15/18.............................       7,875
     6,200   Clear Channel Communications, Inc. (Baa3 Moodys)
               6.00% due 11/01/06..............................       6,702
       500   Comcast Cable Communications (Baa3 Moodys)
               8.50% due 05/01/27..............................         641
     8,665   Continental Cablevision, Inc. (Baa3 Moodys)
               8.875% due 09/15/05.............................       9,562
     1,000   Continental Cablevision, Inc. (Baa3 Moodys)
               9.50% due 08/01/13..............................       1,155
    @5,200   Echostar DBS Corp. (Ba3 Moodys)
               5.75% due 10/01/08..............................       5,259
     8,880   Liberty Media Corp. (Baa3 Moodys)
               3.50% due 09/25/06..............................       8,924
     7,000   News America Holdings, Inc. (Baa3 Moodys)
               7.70% due 10/30/25..............................       8,153
    10,300   Time Warner Entertainment Co. (Baa1 Moodys)
               8.375% due 03/15/23.............................      12,763
     7,720   Time Warner, Inc. (Baa1 Moodys)
               7.25% due 10/15/17..............................       8,784
     5,040   Walt Disney Co. (The) (Baa1 Moodys)
               7.30% due 02/08/05..............................       5,345
                                                                 ----------
                                                                     86,180
                                                                 ----------
             MEDICAL INSTRUMENTS &
             SUPPLIES -- 0.1%
     1,560   Omnicare, Inc. (Ba2 Moodys)
               6.125% due 06/01/13.............................       1,564
                                                                 ----------
             RESEARCH & TESTING FACILITIES -- 0.2%
     4,285   Quest Diagnostics, Inc. (Baa3 Moodys)
               6.75% due 07/12/06..............................       4,683
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             RETAIL -- 1.0%
$    8,400   Aramark Services, Inc. (Baa3 Moodys)
               7.10% due 12/01/06..............................  $    9,210
     8,400   Fred Meyer, Inc. (Baa3 Moodys)
               7.375% due 03/01/05.............................       8,899
     5,955   Penney (J.C.) Co., Inc. (Ba3 Moodys)
               7.65% due 08/15/16..............................       6,528
     4,965   Staples, Inc. (Baa2 Moodys)
               7.125% due 08/15/07.............................       5,463
                                                                 ----------
                                                                     30,100
                                                                 ----------
             SOFTWARE & SERVICES -- 0.1%
     3,000   Fiserv, Inc. (Baa2 Moodys)
               3.00% due 06/27/08..............................       2,870
                                                                 ----------
             TRANSPORTATION -- 2.1%
      +250   Boeing Capital Corp. (A3 Moodys)
               6.10% due 03/01/11..............................         270
   ##1,300   Delta Airlines, Inc. (B1 Moodys)
               10.50% due 04/30/16.............................       1,028
     6,300   Delta Airlines, Inc. (Baa2 Moodys)
               7.111% due 09/18/11.............................       6,353
     4,500   FedEx Corp. (Baa2 Moodys)
               6.625% due 02/12/04.............................       4,523
    10,920   Ford Motor Co. (Baa1 Moodys)
               6.625% due 10/01/28.............................      10,045
     3,650   General Dynamics Corp. (A2 Moodys)
               4.50% due 08/15/10..............................       3,731
    +8,000   General Motors Acceptance Corp. (Baa1 Moodys)
               7.20% due 01/15/11..............................       8,796
     7,900   Norfolk Southern Corp. (Baa1 Moodys)
               7.875% due 02/15/04.............................       7,951
    16,779   Northrop Grumman Corp. (Baa3 Moodys)
               8.625% due 10/15/04.............................      17,676
     4,348   U.S. Airways, Inc. (Baa3 Moodys)
               6.76% due 04/15/08..............................       3,797
                                                                 ----------
                                                                     64,170
                                                                 ----------
             U.S. GOVERNMENT AGENCIES -- 1.5%
     2,350   Federal Home Loan Bank (Aaa Moodys)
               6.241% due 02/20/07.............................       2,499
    +7,300   Federal Home Loan Mortgage Association (Aaa
               Moodys)
               3.125% due 08/25/06.............................       7,382
    31,300   Federal Home Loan Mortgage Association (Aaa
               Moodys)
               4.50% due 07/15/13..............................      30,923
    46,200   Tennessee Valley Linked Call Strips (Aaa Moodys)
               0.00% due 11/01/25..............................      10,937
                                                                 ----------
                                                                     51,741
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
CORPORATE NOTES V  -- (CONTINUED)
             UTILITIES -- 5.1%
$   +8,800   Allied Waste North America, Inc. (Ba3 Moodys)
               9.25% due 09/01/12..............................  $    9,988
     4,800   Browning-Ferris Industries, Inc. (Ba3 Moodys)
               6.375% due 01/15/08.............................       4,764
     8,530   Carolina Power & Light Co. (A3 Moodys)
               5.125% due 09/15/13.............................       8,637
     6,080   Carolina Power & Light Co. (A3 Moodys)
               6.125% due 09/15/33.............................       6,249
     1,750   Cleveland Electric Illuminating Co. (Aaa Moodys)
               7.13% due 07/01/07..............................       1,967
     9,960   Commonwealth Edison Co.
               (A3 Moodys)
               4.70% due 04/15/15..............................       9,697
     4,150   Consolidated Edison Co. of New York (A1 Moodys)
               5.875% due 04/01/33.............................       4,205
     8,225   Consolidated Natural Gas Co. (A3 Moodys)
               5.375% due 11/01/06.............................       8,817
     5,575   Consumers Energy Co. (Baa3 Moodys)
               6.25% due 09/15/06..............................       6,020
     3,875   Detroit Edison Co. (The) (A3 Moodys)
               6.125% due 10/01/10.............................       4,251
     6,000   Duke Energy Corp. (A3 Moodys)
               3.75% due 03/05/08..............................       6,047
     8,600   FPL Group Capital, Inc. (A2 Moodys)
               3.25% due 04/11/06..............................       8,750
    @3,950   International Transmission Co. (Baa1 Moodys)
               4.45% due 07/15/13..............................       3,813
     1,475   Kansas Gas & Electric Co. (Ba1 Moodys)
               6.20% due 01/15/06..............................       1,558
       780   Kansas Gas & Electric Co. (Ba2 Moodys)
               8.29% due 03/29/16..............................         813
     8,740   Kinder Morgan, Inc. (Baa2 Moodys)
               6.65% due 03/01/05..............................       9,231
     5,000   Northern States Power Co. (A3 Moodys)
               2.875% due 08/01/06.............................       5,019
     7,750   Northern States Power Co. (A3 Moodys)
               8.00% due 08/28/12..............................       9,449
    @4,150   Northwestern Corp. (Not Rated)
               7.30% due 12/01/06..............................       4,249
     7,300   PacifiCorp. (A3 Moodys)
               5.45% due 09/15/13..............................       7,574
     3,100   PacifiCorp. (A3 Moodys)
               6.12% due 01/15/06..............................       3,328
     4,850   Public Service Co. of Colorado (Baa1 Moodys)
               4.875% due 03/01/13.............................       4,848

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             UTILITIES -- (CONTINUED)
$    4,000   Public Service Electric & Gas Co. (Aaa Moodys)
               7.00% due 09/01/24..............................  $    4,119
     7,300   Public Service Enterprise GP (A3 Moodys)
               5.375% due 09/01/13.............................       7,530
    11,050   Southern California Edison (Baa2 Moodys)
               8.00% due 02/15/07..............................      12,638
       850   Tennessee Gas Pipeline Co. (B1 Moodys)
               7.00% due 10/15/28..............................         808
       500   Tennessee Gas Pipeline Co. (B1 Moodys)
               7.50% due 04/01/17..............................         516
    @4,150   Texas-New Mexico Power Co. (Baa3 Moodys)
               6.125% due 06/01/08.............................       4,176
     1,560   Westar Energy, Inc. (Ba1 Moodys)
               8.50% due 07/01/22..............................       1,642
                                                                 ----------
                                                                    160,703
                                                                 ----------
             Total corporate notes.............................  $  800,552
                                                                 ==========
FOREIGN/YANKEE BONDS & NOTES V  -- 11.3%
             BANKS -- 0.9%
$    4,980   Abbey National PLC (A1 Moodys)
               6.69% due 10/17/05..............................  $    5,386
   +20,750   Kreditanstalt fuer Wiederaufbau (Aaa Moodys)
               2.60% due 03/15/06..............................      20,779
                                                                 ----------
                                                                     26,165
                                                                 ----------
             CHEMICALS -- 0.1%
    @4,370   Rhodia S.A. (Caa1 Moodys)
               8.875% due 06/01/11.............................       4,020
                                                                 ----------
             COMMUNICATIONS -- 1.7%
    10,200   BT Group PLC (Baa1 Moodys)
               8.875% due 12/15/30.............................      13,338
     8,400   Deutsche Telekom International Finance BV (Baa3
               Moodys)
               8.25% due 06/15/05..............................       9,112
     4,725   Deutsche Telekom International Finance BV (Baa3
               Moodys)
               8.75% due 06/15/30..............................       6,036
  @@L3,295   KPNQwest N.V. (Default) 8.125% due 06/01/09.......          --
  ##L1,765   Marconi Corp., PLC (Default) 10.00% due
               10/31/08........................................       1,853
  ##L4,070   Marconi Corp., PLC (Default) 8.00% due 04/30/08...       4,131
     1,925   Nortel Networks Corp. (B3 Moodys)
               4.25% due 09/01/08..............................       1,822
     2,150   Rogers Cable, Inc. (Ba2 Moodys)
               6.25% due 06/15/13..............................       2,166

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNTI                                                          VALUE #
----------                                                       ----------
FOREIGN/YANKEE BONDS & NOTES V  -- (CONTINUED)
             COMMUNICATIONS -- (CONTINUED)
     7,500   TELUS Corp. (Ba1 Moodys)
               8.00% due 06/01/11..............................  $    8,770
     4,990   Telefonica Europe BV (A3 Moodys)
               7.35% due 09/15/05..............................       5,415
                                                                 ----------
                                                                     52,643
                                                                 ----------
             ENERGY & SERVICES -- 1.5%
     2,130   Burlington Resources Finance Co. (Baa1 Moodys)
               6.50% due 12/01/11..............................       2,379
     9,540   Burlington Resources Finance Co. (Baa1 Moodys)
               6.68% due 02/15/11..............................      10,722
     3,470   EnCana Corp. (Baa1 Moodys)
               6.30% due 11/01/11..............................       3,836
     9,000   EnCana Corp. (Baa1 Moodys)
               7.20% due 11/01/31..............................      10,476
     6,000   Pemex Project Funding Master Trust Co. (Baa1
               Moodys)
               7.875% due 02/01/09.............................       6,774
     4,635   Petro-Canada (Baa2 Moodys)
               5.35% due 07/15/33..............................       4,143
     6,400   Repsol YPF S.A. (Baa2 Moodys)
               7.45% due 07/15/05..............................       6,881
                                                                 ----------
                                                                     45,211
                                                                 ----------
             FINANCIAL SERVICES -- 0.5%
     4,460   Abbey National PLC (A1 Moodys)
               6.70% due 06/29/49..............................       4,931
     6,000   Pemex Finance Ltd. (Baa1 Moodys)
               9.69% due 08/15/09..............................       7,128
     4,000   UFJ Finance Aruba AEC (Baa1 Moodys)
               6.75% due 07/15/13..............................       4,266
                                                                 ----------
                                                                     16,325
                                                                 ----------
             FOOD, BEVERAGE & TOBACCO -- 0.4%
    11,500   Cadbury Schweppes Finance PLC (Baa2 Moodys)
               5.00% due 06/26/07..............................      12,046
                                                                 ----------
             FOREIGN GOVERNMENTS -- 4.2%
EUR 55,325   Bundesobligation (Aaa Moodys)
               3.50% due 10/10/08..............................      69,777
    +9,200   Mexico Government International Bond (Baa2 Moodys)
               4.625% due 10/08/08.............................       9,315
AUD 44,520   Queensland Treasury Corp. (Aaa Moodys)
               6.50% due 06/14/05..............................      33,907
     5,285   Republic of Panama (Ba1 Moodys)
               9.625% due 02/08/11.............................       6,104

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             FOREIGN GOVERNMENTS -- (CONTINUED)
$    3,875   Republic of Philippines (Ba1 Moodys)
               10.625% due 03/16/25............................  $    4,311
     5,230   Russia Government International Bond (Baa3 Moodys)
               8.25% due 03/31/30..............................       5,845
                                                                 ----------
                                                                    129,259
                                                                 ----------
             FOREST & PAPER PRODUCTS -- 0.1%
     2,750   Abitibi Consolidated, Inc. (Ba1 Moodys)
               8.30% due 08/01/05..............................       2,910
       250   Abitibi-Consolidated, Inc. (Ba1 Moodys)
               8.85% due 08/01/30..............................         270
                                                                 ----------
                                                                      3,180
                                                                 ----------
             MACHINERY -- 0.2%
    @5,550   Fondo LatinoAmericano De Reservas (Aa2 Moodys)
               3.00% due 08/01/06..............................       5,515
                                                                 ----------
             MEDIA & ENTERTAINMENT -- 0.1%
     3,660   Shaw Communications, Inc. (Ba2 Moodys)
               8.25% due 04/11/10..............................       4,145
                                                                 ----------
             METALS, MINERALS & MINING -- 0.7%
     7,200   Inco Ltd. (Baa3 Moodys)
               7.75% due 05/15/12..............................       8,399
    @4,200   Placer Dome, Inc. (Baa2 Moodys)
               6.45% due 10/15/35..............................       4,296
     7,300   Placer Dome, Inc. (Baa2 Moodys)
               7.125% due 06/15/07.............................       8,130
                                                                 ----------
                                                                     20,825
                                                                 ----------
             TRANSPORTATION -- 0.9%
   @10,500   Hutchison Whampoa International Ltd. (A3 Moodys)
               6.25% due 01/24/14..............................      10,662
   @15,450   Hutchison Whampoa International Ltd. (A3 Moodys)
               7.45% due 11/24/33..............................      16,092
                                                                 ----------
                                                                     26,754
                                                                 ----------
             Total foreign/yankee bonds & notes................  $  346,088
                                                                 ==========
MUNICIPAL BONDS V  -- 0.5%
$   15,200   Illinois State (Aa3 Moodys)
               5.10% due 06/01/33..............................  $   13,976
                                                                 ----------
             Total municipal bonds.............................  $   13,976
                                                                 ==========
  SHARES
----------
PREFERRED STOCKS -- 0.1%
             CONSUMER NON-DURABLES -- 0.1%
       @53   Xerox Corp........................................  $    4,259
                                                                 ----------
             Total preferred stocks............................  $    4,259
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
U.S. TREASURIES & FEDERAL AGENCIES -- 50.0%
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 1.0%
$   29,818   5.50% due 03/01/33 -- 06/01/33....................  $   30,193
                                                                 ----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 20.1%
   143,196   5.00% due 04/01/18 -- 07/01/33....................     144,428
   198,207   5.50% due 10/01/32 -- 12/01/33....................     200,888
   206,463   6.00% due 07/01/12 -- 12/01/33....................     213,767
       251   6.30% due 04/01/08................................         275
    48,654   6.50% due 11/01/14 -- 01/01/33....................      50,901
     5,618   7.50% due 10/01/22 -- 09/01/31....................       6,004
                                                                 ----------
                                                                    616,263
                                                                 ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 6.6%
    86,688   5.50% due 11/15/32 -- 08/15/33....................      88,222
    24,877   6.00% due 01/15/32 -- 10/15/32....................      25,881
    83,698   6.50% due 02/15/28 -- 06/15/32....................      88,283
       336   7.00% due 06/20/30................................         357
                                                                 ----------
                                                                    202,743
                                                                 ----------
             U.S. TREASURY BONDS -- 4.6%
  +123,100   6.25% due 08/15/23................................     140,310
             U.S. TREASURY NOTES -- 17.7%
  +139,675   1.875% due 11/30/05...............................     139,937
    +1,970   3.125% due 09/15/08...............................       1,969
   +93,090   3.25% due 08/15/08................................      93,657
   +87,205   3.375% due 12/15/08...............................      87,798
      +580   4.25% due 11/15/13................................         579
   +57,675   4.375% due 05/15/07...............................      61,075
  +146,925   5.00% due 02/15/11................................     157,789
                                                                 ----------
                                                                    542,804
                                                                 ----------
             Total U.S. treasuries & federal agencies..........  $1,532,313
                                                                 ==========
  SHARES
----------
WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
    *##@@1   Iridium World Communications, Inc.................  $       --
                                                                 ----------
             Total warrants....................................  $       --
                                                                 ==========
SHORT-TERM SECURITIES -- 27.2%
             INVESTMENT COMPANIES HELD AS
             COLLATERAL ON LOANED
             SECURITIES -- 24.5%
   750,359   State Street Navigator Securities
               Lending Prime Portfolio.........................  $  750,359
PRINCIPAL
  AMOUNT
----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             REPURCHASE AGREEMENTS -- 2.7%
$   82,929   Joint Repurchase Agreement (See Note 2(d)) 0.84%
               due 01/02/04....................................      82,929
                                                                 ----------
             Total short-term securities.......................  $  833,288
                                                                 ==========

                                                     MARKET
                                                    VALUE #
                                                   ----------
DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
  (cost $233,723)........................    7.6%  $  233,543
Total common stocks (cost $7,719)........    0.4       13,671
Total convertible bonds (cost $7,441)....    0.3        7,884
Total corporate notes (cost $767,246)....   26.1      800,552
Total foreign/yankee bonds & notes (cost
  $332,285)..............................   11.3      346,088
Total municipal bonds (cost $15,200).....    0.5       13,976
Total preferred stocks (cost $2,670).....    0.1        4,259
Total U.S. treasuries & federal agencies
  (cost $1,526,969)......................   50.0    1,532,313
Total warrants (cost $97)................    0.0           --
Total short-term securities (cost
  $833,288)..............................   27.2      833,288
                                           -----   ----------
Total investment in securities (total
  cost $3,726,638) -- including $735,598
  of securities loaned (See Note 2(i))...  123.5    3,785,574
Cash, receivables and other assets.......    2.0       62,799
Payable for securities purchased.........   (1.0)     (30,360)
Securities lending collateral payable to
  brokers (See Note 2(i))................  (24.5)    (750,359)
Other liabilities........................   (0.0)        (543)
                                           -----   ----------
Net assets...............................  100.0%  $3,067,111
                                           =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 5,000,000 shares
  authorized; 249,298 shares outstanding........  $      249
Paid in capital.................................   2,790,919
Accumulated net investment income...............     149,925
Accumulated net realized gain on investments....      66,843
Unrealized appreciation on investments..........      58,936
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g))@@@.........           4
Unrealized appreciation on other assets and
  liabilities in foreign currencies.............         235
                                                  ----------
Net assets......................................  $3,067,111
                                                  ==========

Class IA
  Net asset value per share ($2,332,343 / 189,300
    shares outstanding) (4,400,000 shares
    authorized).....................................  $12.32
                                                      ======
Class IB
  Net asset value per share ($734,768 / 59,998
    shares outstanding) (600,000 shares
    authorized).....................................  $12.25
                                                      ======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 11.7% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $91,188 or 3.0% of net assets. (See Note 2(m)).

   ## Illiquid Securities. At December 31, 2003, the market value of these securities amounted to $10,927 or 0.4% of net assets (See Note 2(m)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.
         AUD -- Australian Dollar
         EUR -- Euro

    V  The bond ratings are unaudited.

    L  Debt securities are in default due to bankruptcy.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Sell)             $716               $720           1/2/2004               $4
                                                                                          ==

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                     MARKET
   SHARES                                                            VALUE #
------------                                                       -----------
COMMON STOCKS -- 95.8%
               BANKS -- 10.6%
      +4,411   Bank One Corp. ...................................  $   201,088
       5,762   Citigroup, Inc. ..................................      279,683
       1,941   Countrywide Credit Industries, Inc. ..............      147,240
       2,417   Federal Home Loan Mortgage Association............      140,977
       2,350   Fleet Boston Financial Corp. .....................      102,578
       1,000   Golden West Financial Corp. ......................      103,190
      -2,000   UBS AG............................................      136,883
                                                                   -----------
                                                                     1,111,639
                                                                   -----------
               BUSINESS SERVICES -- 1.0%
       2,200   Manpower, Inc. ...................................      103,576
                                                                   -----------
               CHEMICALS -- 0.8%
      -1,311   Shin-Etsu Chemical Co., Ltd. .....................       53,839
      -7,358   Sumitomo Chemical Co., Ltd. ......................       30,358
                                                                   -----------
                                                                        84,197
                                                                   -----------
               COMMUNICATIONS -- 9.6%
      +3,935   America Movil S.A. de C.V., ADR...................      107,594
     *14,692   MTN Group Ltd. ...................................       62,619
       9,572   Motorola, Inc. ...................................      134,671
     *+1,430   NTL, Inc. ........................................       99,736
     *16,500   Nextel Communications, Inc., Class A..............      462,987
     *19,565   Nortel Networks Corp. ............................       82,758
       +-893   Telenor ASA.......................................        5,854
       5,050   Telkom S.A., Ltd. ................................       52,544
                                                                   -----------
                                                                     1,008,763
                                                                   -----------
               COMPUTERS & OFFICE EQUIPMENT -- 5.4%
       2,513   3M Co. ...........................................      213,680
      *5,000   Cisco Systems, Inc. ..............................      121,450
     -16,913   HON HAI Precision Industry........................       66,443
       1,746   International Business Machines Corp. ............      161,829
                                                                   -----------
                                                                       563,402
                                                                   -----------
               CONSUMER DURABLES -- 1.0%
    *+10,000   Corning, Inc. ....................................      104,300
                                                                   -----------
               CONSUMER NON-DURABLES -- 6.7%
      +1,500   Cardinal Health, Inc. ............................       91,740
       4,450   McKesson Corp. ...................................      143,109
      *4,430   Medco Health Solutions, Inc. .....................      150,566
     +10,255   Tyco International Ltd. ..........................      271,752
     *+3,541   Xerox Corp. ......................................       48,859
                                                                   -----------
                                                                       706,026
                                                                   -----------
               DRUGS -- 3.6%
      *3,622   Biovail Corp. ....................................       77,841
      *2,272   Forest Laboratories, Inc. ........................      140,391
      *2,804   IVAX Corp. .......................................       66,948
      *2,624   King Pharmaceuticals, Inc. .......................       40,042
       1,155   Merck & Co., Inc. ................................       53,366
                                                                   -----------
                                                                       378,588
                                                                   -----------
               ELECTRONICS -- 3.1%
       1,149   Emerson Electric Co. .............................       74,424
        -652   Samsung Electronics...............................      246,880
                                                                   -----------
                                                                       321,304
                                                                   -----------

                                                                     MARKET
   SHARES                                                            VALUE #
------------                                                       -----------
               ENERGY & SERVICES -- 9.9%
       1,668   Anadarko Petroleum Corp. .........................  $    85,069
       1,856   Burlington Resources, Inc. .......................      102,763
    @-o3,371   CONSOL Energy, Inc., PIPE.........................       78,585
      +2,122   China Petroleum & Chemical Corp., H Shares, ADR...       94,242
      +3,500   Halliburton Co. ..................................       91,000
       1,330   Peabody Energy Corp. .............................       55,478
       5,029   Petroleo Brasileiro S.A., ADR.....................      134,062
      +9,500   Sasol Ltd., ADR...................................      137,655
        *491   Transocean, Inc. .................................       11,789
       1,600   Valero Energy Corp. ..............................       74,135
       6,033   XTO Energy, Inc. .................................      170,733
                                                                   -----------
                                                                     1,035,511
                                                                   -----------
               FINANCIAL SERVICES -- 1.1%
      -3,885   Amvescap PLC......................................       28,396
        -297   Orix Corp. .......................................       24,633
  * @-o2,186   Spirit Finance Corp. .............................       21,857
       7,585   Standard Bank Group Ltd. .........................       44,520
                                                                   -----------
                                                                       119,406
                                                                   -----------
               FOOD, BEVERAGE & TOBACCO -- 2.8%
       2,854   Altria Group, Inc. ...............................      155,326
       4,208   Bunge Ltd. .......................................      138,531
                                                                   -----------
                                                                       293,857
                                                                   -----------
               FOREST & PAPER PRODUCTS -- 3.3%
       3,021   Kimberly-Clark Corp. .............................      178,499
      *8,924   Smurfit-Stone Container Corp. ....................      165,726
                                                                   -----------
                                                                       344,225
                                                                   -----------
               HEALTH SERVICES -- 1.4%
       3,444   HCA, Inc. ........................................      147,959
                                                                   -----------
               INSURANCE -- 5.4%
       6,500   Ace Ltd. .........................................      269,230
         548   Ambac Financial Group, Inc. ......................       38,040
         374   American International Group, Inc. ...............       24,803
       1,853   Marsh & McLennan Cos., Inc. ......................       88,721
      +3,664   St. Paul Cos., Inc. (The).........................      145,289
                                                                   -----------
                                                                       566,083
                                                                   -----------
               MACHINERY -- 1.9%
       2,272   Deere (John) & Co. ...............................      147,813
      +1,942   Pall Corp. .......................................       52,098
                                                                   -----------
                                                                       199,911
                                                                   -----------
               MEDIA & ENTERTAINMENT -- 4.2%
      *3,605   Comcast Corp., Special Class A ...................      112,774
     *+3,053   Interactive Data Corp. ...........................      103,588
      *5,000   Liberty Media Corp., Class A......................       59,450
      *9,196   Time Warner, Inc. ................................      165,440
                                                                   -----------
                                                                       441,252
                                                                   -----------
               MEDICAL INSTRUMENTS &
               SUPPLIES -- 1.3%
       2,235   Guidant Corp. ....................................      134,535
                                                                   -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                     MARKET
   SHARES                                                            VALUE #
------------                                                       -----------
COMMON STOCKS -- (CONTINUED)
               METALS, MINERALS & MINING -- 8.8%
      +2,800   Alcoa, Inc. ......................................  $   106,400
        +555   AngloGold Ltd., ADR...............................       25,900
      +2,049   Companhia Vale do Rio Doce ADR....................      119,881
       2,238   Engelhard Corp. ..................................       67,016
      +3,439   Falconbridge Ltd. ................................       83,462
         621   Freeport-McMoRan Copper & Gold, Inc., Class B.....       26,180
     *+1,552   International Steel Group, Inc. ..................       60,434
      -6,185   Rio Tinto PLC.....................................      170,222
      +4,351   Teck Cominco Ltd. ................................       73,833
       2,680   United States Steel Corp. ........................       93,836
      -5,183   WMC Ltd. .........................................       25,699
    *-17,247   WMC Resources Ltd. ...............................       73,430
                                                                   -----------
                                                                       926,293
                                                                   -----------
               REAL ESTATE INVESTMENT TRUST -- 0.6%
       1,705   iStar Financial, Inc. ............................       66,332
                                                                   -----------
               RETAIL -- 4.7%
      +7,724   Gap, Inc. (The)...................................      179,267
     *+1,830   Neiman Marcus Group, Inc. ........................       98,227
       4,543   Penney (J.C.) Co., Inc. ..........................      119,380
       4,128   TJX Cos., Inc. (The)..............................       91,011
                                                                   -----------
                                                                       487,885
                                                                   -----------
               SOFTWARE & SERVICES -- 1.8%
      *2,257   Computer Sciences Corp. ..........................       99,809
      *5,360   VeriSign, Inc. ...................................       87,375
                                                                   -----------
                                                                       187,184
                                                                   -----------
               TRANSPORTATION -- 4.2%
       2,176   CSX Corp. ........................................       78,213
       2,343   Honeywell International, Inc. ....................       78,316
       3,264   Sabre Holdings Corp. .............................       70,461
      -6,182   Toyota Motor Corp. ...............................      211,444
                                                                   -----------
                                                                       438,434
                                                                   -----------
               UTILITIES -- 2.6%
         900   FPL Group, Inc. ..................................       58,878
          93   Norsk Hydro ADR...................................        5,760
      +2,898   TXU Corp. ........................................       68,741
       4,909   Waste Management, Inc. ...........................      145,306
                                                                   -----------
                                                                       278,685
                                                                   -----------
               Total common stocks...............................  $10,049,347
                                                                   ===========
WARRANTS -- 0.3%
               COMMUNICATIONS -- 0.3%
      *4,983   Icici Bank Ltd. ..................................  $    32,289
                                                                   -----------
               Total warrants....................................  $    32,289
                                                                   ===========

                                                                     MARKET
   SHARES                                                            VALUE #
------------                                                       -----------
SHORT-TERM SECURITIES -- 8.0%
               INVESTMENT COMPANIES HELD AS
               COLLATERAL ON LOANED SECURITIES -- 4.7%
           1   Federated Prime Cash Obligation Fund..............  $         1
          12   Federated Prime Obligation Fund...................           12
        @@--   Provident Temp Fund...............................           --
     144,661   Provident TempCash Fund...........................      144,661
      10,372   Reserve Primary Fund..............................       10,372
          11   Scudder Money Market Fund.........................           11
     341,460   UBS Private Money Market Fund.....................      341,460
           2   UBS Select Money Market Fund......................            2
                                                                   -----------
                                                                       496,519
                                                                   -----------
 PRINCIPAL
   AMOUNT
------------
               REPURCHASE AGREEMENTS -- 3.3%
$    341,239   Joint Repurchase Agreement (See Note 2(d)) 0.833%
                 due 01/02/04....................................      341,239
                                                                   -----------
               Total short-term securities.......................  $   837,758
                                                                   ===========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $8,001,893).....   95.8%  $ 10,049,347
Total warrants (cost $20,287).............    0.3         32,289
Total short-term securities (cost
  $837,758)...............................    8.0        837,758
                                            -----   ------------
Total investment in securities (total cost
  $8,859,938) -- including $478,374 of
  securities loaned (See Note 2(i)).......  104.1     10,919,394
Cash, receivables and other assets........    1.5        160,247
Payable for securities purchased..........   (0.9)       (85,848)
Payable for Fund shares redeemed..........   (0.0)        (4,259)
Securities lending collateral payable to
  brokers (See Note 2(i)).................   (4.7)      (496,519)
Other liabilities.........................   (0.0)          (867)
                                            -----   ------------
Net assets................................  100.0%  $ 10,492,148
                                            =====   ============


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 5,000,000
  shares authorized; 233,750 shares outstanding....  $       234
Paid in capital....................................    9,727,732
Accumulated net investment income..................        2,152
Accumulated net realized loss on investments.......   (1,297,379)
Unrealized appreciation on investments.............    2,059,456
Unrealized depreciation on forward foreign currency
  contracts (See Note 2(g)) @@@....................          (81)
Unrealized appreciation on other assets and
  liabilities in foreign currencies................           34
                                                     -----------
Net assets.........................................  $10,492,148
                                                     ===========


Class IA
  Net asset value per share ($8,912,749 / 198,466
    shares outstanding) (4,250,000 shares
    authorized)........................................  $44.91
                                                         ======
Class IB
  Net asset value per share ($1,579,399 / 35,284 shares
    outstanding) (750,000 shares authorized)...........  $44.76
                                                         ======

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------


  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 21.1% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $100,442 or 1.0% of net assets (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $1,174,523 which represents 11.2% of total net assets.

    o  Private placement.
         PIPE = Private Investment Public Equity

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or Market Value round to zero.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Australian Dollar (Buy)         $  884             $  882          1/6/2004              $  2
Australian Dollar (Buy)            907                895          1/2/2004                12
British Pound (Buy)                934                925          1/2/2004                 9
British Pound (Buy)              4,043              4,019          1/5/2004                24
Canadian Dollars (Buy)             177                177          1/6/2004                --
Canadian Dollars (Buy)           2,435              2,433          1/5/2004                 2
Canadian Dollars (Buy)           2,774              2,739          1/2/2004                35
Japanese Yen (Buy)               3,389              3,395          1/7/2004                (6)
Japanese Yen (Buy)               4,720              4,728          1/5/2004                (8)
Japanese Yen (Buy)               6,743              6,758          1/6/2004               (15)
Norwegian Krone (Sell)           2,572              2,532          1/2/2004               (40)
Norwegian Krone (Sell)           5,665              5,591          1/5/2004               (74)
Norwegian Krone (Sell)           8,778              8,691          1/6/2004               (87)
South African Rands (Buy)           98                 97          1/6/2004                 1
South African Rands (Buy)          234                229          1/5/2004                 5
South African Rands (Buy)          279                281          1/7/2004                (2)
South African Rands (Buy)          333                337          1/8/2004                (4)
South African Rands (Buy)        1,967              1,902          1/2/2004                65
                                                                                         ----
                                                                                         $(81)
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
COMMON STOCKS -- 99.5%
            BANKS -- 10.3%
      3     American Express Co. .............................  $   145
      2     Bank of New York Co., Inc. (The)..................       71
      8     Citigroup, Inc. ..................................      384
    288     Federal Home Loan Bank............................      288
      3     Federal Home Loan Mortgage Association............      188
      1     Federal National Mortgage Association.............       47
      2     Fleet Boston Financial Corp. .....................      100
      3     MBNA Corp. .......................................       80
      9     Mellon Financial Corp. ...........................      275
      3     Morgan (J.P.) Chase & Co. ........................      108
      2     Northern Trust Corp. .............................       79
      1     PNC Financial Services Group......................       66
   @@--     SLM Corp. ........................................        8
                                                                -------
                                                                  1,839
                                                                -------
            BUSINESS SERVICES -- 1.2%
     *4     Akamai Technologies, Inc..........................       46
     *1     Getty Images, Inc. ...............................       30
     *3     Lamar Advertising Co., Class A....................      102
     *2     Monster Worldwide, Inc. ..........................       37
                                                                -------
                                                                    215
                                                                -------
            CHEMICALS -- 1.0%
      2     Air Products & Chemicals, Inc. ...................      104
      4     Lyondell Chemical Co. ............................       71
                                                                -------
                                                                    175
                                                                -------
            COMMUNICATIONS -- 9.5%
      4     ADTRAN, Inc. .....................................      109
     13     AT&T Corp. .......................................      270
    *54     AT&T Wireless Services, Inc. .....................      435
     *2     Foundry Networks, Inc. ...........................       44
      5     Nokia Corp., ADR..................................       78
    *16     Nortel Networks Corp. ............................       69
   @@--     QUALCOMM, Inc.....................................       16
     *6     Sprint Corp. .....................................       31
      3     Telephone & Data Systems, Inc. ...................      183
     13     Verizon Communications, Inc. .....................      456
   *@@4     Winstar Communications, Inc. .....................       --
                                                                -------
                                                                  1,691
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 3.4%
    *13     Cisco Systems, Inc. ..............................      304
     *4     Dell, Inc. .......................................      122
      2     International Business Machines Corp. ............      177
                                                                -------
                                                                    603
                                                                -------
            CONSUMER DURABLES -- 2.4%
     *5     Corning, Inc. ....................................       49
      9     Newell Rubbermaid, Inc. ..........................      204
    *14     Owens-Illinois, Inc. .............................      168
                                                                -------
                                                                    421
                                                                -------
            CONSUMER NON-DURABLES -- 2.5%
      1     Avon Products, Inc. ..............................       95
     13     Tyco International Ltd. ..........................      348
                                                                -------
                                                                    443
                                                                -------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
            DRUGS -- 8.8%
      2     Abbott Laboratories...............................  $    95
     *1     Amgen, Inc. ......................................       67
      1     Eli Lilly & Co. ..................................       88
     *1     Genzyme Corp. ....................................       72
     *2     Gilead Sciences, Inc. ............................      140
      5     Merck & Co., Inc. ................................      220
     12     Pfizer, Inc. .....................................      438
     21     Schering-Plough Corp. ............................      357
      2     Wyeth.............................................       91
                                                                -------
                                                                  1,568
                                                                -------
            ELECTRICAL EQUIPMENT -- 0.8%
      2     Applera Corp. -- Applied Biosystems Group.........       39
   @@--     Danaher Corp. ....................................       36
     *3     Thermo Electron Corp. ............................       68
                                                                -------
                                                                    143
                                                                -------
            ELECTRONICS -- 7.2%
  *@@--     Amphenol Corp. ...................................       26
      3     Analog Devices, Inc. .............................      131
      1     Cooper Industries Ltd. ...........................       35
      1     Emerson Electric Co. .............................       39
     *4     Flextronics International Ltd. ...................       56
     10     General Electric Co. .............................      321
      2     Linear Technology Corp. ..........................       79
     *2     Marvell Technology Group Ltd. ....................       64
      2     Maxim Integrated Products, Inc. ..................       87
      2     Microchip Technology, Inc. .......................       73
      2     Molex, Inc. ......................................       52
     *2     Novellus Systems, Inc. ...........................       71
     *2     PMC-Sierra, Inc. .................................       48
      3     Texas Instruments, Inc. ..........................       96
     *3     Xilinx, Inc. .....................................      112
                                                                -------
                                                                  1,290
                                                                -------
            ENERGY & SERVICES -- 5.8%
     *4     BJ Services Co. ..................................      134
      3     Devon Energy Corp. ...............................      151
     11     GlobalSantaFe Corp. ..............................      267
     *7     Noble Corp. ......................................      250
      3     Occidental Petroleum Corp. .......................      107
      2     Schlumberger Ltd. ................................      129
                                                                -------
                                                                  1,038
                                                                -------
            FINANCIAL SERVICES -- 2.4%
      1     Goldman Sachs Group, Inc. (The)...................      108
      6     Merrill Lynch & Co., Inc. ........................      327
                                                                -------
                                                                    435
                                                                -------
            FOOD, BEVERAGE & TOBACCO -- 0.5%
      2     PepsiCo, Inc. ....................................       84
                                                                -------
            FOREST & PAPER PRODUCTS -- 2.3%
      1     Boise Cascade Corp. ..............................       26
      3     Bowater, Inc. ....................................      117
      3     Kimberly-Clark Corp. .............................      183
     *4     Smurfit-Stone Container Corp. ....................       82
                                                                -------
                                                                    408
                                                                -------

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL OPPORTUNITIES HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            HEALTH SERVICES -- 0.6%
     *7     Tenet Healthcare Corp. ...........................  $   107
                                                                -------
            HOTELS & GAMING -- 0.6%
      5     Hilton Hotels Corp. ..............................       82
      1     Starwood Hotels & Resorts Worldwide, Inc. ........       26
                                                                -------
                                                                    108
                                                                -------
            INSURANCE -- 4.2%
      2     Ace Ltd. .........................................       63
      5     Allstate Corp. (The)..............................      231
      3     American International Group, Inc. ...............      168
      1     Marsh & McLennan Cos., Inc. ......................       50
     10     Travelers Property Casualty Corp. -- Class A......      167
      2     UnumProvident Corp. ..............................       33
   @@--     XL Capital Ltd., Class A..........................       33
                                                                -------
                                                                    745
                                                                -------
            MACHINERY -- 0.9%
     *2     Cooper Cameron Corp. .............................      115
   @@--     Eaton Corp. ......................................       11
      1     Parker-Hannifin Corp. ............................       30
                                                                -------
                                                                    156
                                                                -------
            MEDIA & ENTERTAINMENT -- 9.0%
     *1     Avid Technology, Inc. ............................       24
     *1     COX Communications, Inc. .........................       36
      3     Clear Channel Communications, Inc. ...............      120
    *13     Comcast Corp., Special Class A....................      421
     *1     EchoStar Communications Corp., Class A............       37
     *1     Entercom Communications Corp. ....................       32
     *3     Interactive Data Corp. ...........................      105
      1     New York Times Co. (The), Class A.................       70
     *3     Time Warner, Inc. ................................       50
     *2     Univision Communications, Inc. ...................       71
     12     Viacom, Inc., Class B.............................      546
   @@--     Walt Disney Co. (The).............................        2
     *3     Westwood One, Inc.................................       90
                                                                -------
                                                                  1,604
                                                                -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.6%
      5     Baxter International, Inc. .......................      162
      8     Johnson & Johnson.................................      407
      2     Medtronic, Inc. ..................................       80
                                                                -------
                                                                    649
                                                                -------
            METALS, MINERALS & MINING -- 1.3%
      5     Alcoa, Inc. ......................................      187
      1     Illinois Tool Works, Inc. ........................       42
                                                                -------
                                                                    229
                                                                -------
            RETAIL -- 8.8%
      2     CVS Corp. ........................................       54
  *@@--     Chico's FAS, Inc. ................................        7
      5     Home Depot, Inc. (The)............................      171
     *1     Hot Topic, Inc. ..................................       27
     *3     Kohl's Corp. .....................................      121

                                                                MARKET
 SHARES                                                         VALUE #
---------                                                       -------
            RETAIL -- (CONTINUED)
    *11     Kroger Co. (The)..................................  $   201
      3     McDonald's Corp. .................................       67
      2     Outback Steakhouse, Inc. .........................       80
      1     Pier 1 Imports, Inc. .............................       23
    *10     Rite Aid Corp.....................................       58
      6     Sears, Roebuck & Co. .............................      279
     *2     Staples, Inc......................................       66
      2     TJX Cos., Inc. (The)..............................       41
      4     Target Corp. .....................................      149
      3     Wal-Mart Stores, Inc. ............................      136
      1     Walgreen Co. .....................................       40
     *1     Williams-Sonoma, Inc. ............................       40
                                                                -------
                                                                  1,560
                                                                -------
            RUBBER & PLASTICS PRODUCTS -- 0.4%
      2     Reebok International Ltd. ........................       77
                                                                -------
            SOFTWARE & SERVICES -- 7.2%
     *2     Amdocs Ltd., ADR..................................       34
     *3     BEA Systems, Inc. ................................       34
     *3     BISYS Group, Inc. (The)...........................       44
     *1     DST Systems, Inc. ................................       53
     *1     Juniper Networks, Inc.............................       26
     *1     Manhattan Associates, Inc. .......................       14
     *2     Mercury Interactive Corp. ........................       88
     20     Microsoft Corp. ..................................      562
    *12     Networks Associates, Inc. ........................      180
     *6     Oracle Corp. .....................................       83
  *@@--     SunGard Data Systems, Inc. .......................       13
     *1     Synopsys, Inc. ...................................       37
     *3     VERITAS Software Corp. ...........................      118
                                                                -------
                                                                  1,286
                                                                -------
            TRANSPORTATION -- 1.9%
      1     Carnival Corp. ...................................       24
      1     FedEx Corp. ......................................       76
      3     Lockheed Martin Corp. ............................      153
      1     Southwest Airlines Co. ...........................       18
      1     United Parcel Service, Inc. ......................       61
                                                                -------
                                                                    332
                                                                -------
            UTILITIES -- 2.9%
    *38     Calpine Corp. ....................................      183
      1     FirstEnergy Corp. ................................       36
      6     NiSource, Inc. ...................................      122
      7     TXU Corp. ........................................      157
                                                                -------
                                                                    498
                                                                -------
            Total common stocks...............................  $17,704
                                                                =======
SHORT-TERM SECURITIES -- 0.1%
            INVESTMENT COMPANIES -- 0.1%
     21     SSgA Money Market Fund............................  $    21
                                                                -------
            Total short-term securities.......................  $    21
                                                                =======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                              MARKET
                                                              VALUE #
                                                              -------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $15,478)................    99.5%   $17,704
Total short-term securities (cost $21)............     0.1         21
                                                    ------    -------
Total investment in securities (total cost
  $15,499)........................................    99.6     17,725
Cash, receivables and other assets................     0.6        104
Payable for securities purchased..................    (0.2)       (24)
Payable for Fund shares redeemed..................    (0.0)        (6)
Other liabilities.................................    (0.0)        (5)
                                                    ------    -------
Net assets........................................   100.0%   $17,794
                                                    ======    =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 500,000
  shares authorized; 2,753 shares outstanding......   $      3
Paid in capital....................................     28,052
Accumulated net investment income..................         --
Accumulated net realized loss on investments.......    (12,487)
Unrealized appreciation on investments.............      2,226
                                                      --------
Net assets.........................................   $ 17,794
                                                      ========

Class IA
  Net asset value per share ($17,794 / 2,753 shares
    outstanding) (500,000 shares authorized)..........   $6.46
                                                         =====

    & Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 1.4% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD DISCIPLINED EQUITY HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
COMMON STOCKS -- 95.7%
            BANKS -- 13.5%
     300    Bank One Corp. ...................................  $  13,695
     270    Bank of America Corp. ............................     21,676
      71    Capital One Financial Corp. ......................      4,376
     710    Citigroup, Inc. ..................................     34,461
     197    Countrywide Credit Industries, Inc. ..............     14,948
     110    Federal National Mortgage Association.............      6,421
     244    Federal National Mortgage Association.............     18,307
                                                                ---------
                                                                  113,884
                                                                ---------
            BUSINESS SERVICES -- 1.5%
    *235    Cendant Corp. ....................................      5,229
      89    Omnicom Group, Inc. ..............................      7,751
                                                                ---------
                                                                   12,980
                                                                ---------
            CHEMICALS -- 1.4%
     132    Avery Dennison Corp. .............................      7,378
     113    Dow Chemical Co. (The)............................      4,689
                                                                ---------
                                                                   12,067
                                                                ---------
            COMMUNICATIONS -- 3.8%
     347    AT&T Corp. .......................................      7,038
     713    Motorola, Inc. ...................................     10,036
    *406    Nextel Communications, Inc., Class A..............     11,387
     144    SBC Communications, Inc. .........................      3,741
                                                                ---------
                                                                   32,202
                                                                ---------
            COMPUTERS & OFFICE EQUIPMENT -- 5.9%
    *932    Cisco Systems, Inc. ..............................     22,642
    *278    Dell, Inc. .......................................      9,450
     187    International Business Machines Corp. ............     17,359
                                                                ---------
                                                                   49,451
                                                                ---------
            CONSUMER DURABLES -- 0.6%
      45    Johnson Controls, Inc. ...........................      5,260
                                                                ---------
            CONSUMER NON-DURABLES -- 5.4%
     449    Gillette Co. (The)................................     16,481
     120    McKesson Corp. ...................................      3,872
    *294    Medco Health Solutions, Inc. .....................      9,996
     102    Procter & Gamble Co. (The)........................     10,208
     166    Supervalu. Inc. ..................................      4,737
                                                                ---------
                                                                   45,294
                                                                ---------
            DRUGS -- 8.3%
     238    Abbott Laboratories...............................     11,105
     *61    Cephalon, Inc. ...................................      2,929
     150    Eli Lilly & Co. ..................................     10,531
    *200    Genzyme Corp. ....................................      9,873
    *468    King Pharmaceuticals, Inc. .......................      7,134
      78    Merck & Co., Inc. ................................      3,585
     421    Pfizer, Inc. .....................................     14,887
     558    Schering-Plough Corp. ............................      9,705
                                                                ---------
                                                                   69,749
                                                                ---------

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
            ELECTRONICS -- 5.2%
    *342    Altera Corp. .....................................  $   7,772
     403    General Electric Co. .............................     12,470
      84    Intel Corp. ......................................      2,702
    *168    National Semiconductor Corp. .....................      6,629
     356    Texas Instruments, Inc. ..........................     10,468
     *90    Xilinx, Inc. .....................................      3,498
                                                                ---------
                                                                   43,539
                                                                ---------
            ENERGY & SERVICES -- 4.2%
      54    ChevronTexaco Corp. ..............................      4,631
     147    Conoco, Inc. .....................................      9,665
     324    Exxon Mobil Corp. ................................     13,264
     214    Unocal Corp. .....................................      7,863
                                                                ---------
                                                                   35,423
                                                                ---------
            FINANCIAL SERVICES -- 2.7%
      99    Franklin Resources, Inc. .........................      5,175
      38    Goldman Sachs Group, Inc. (The)...................      3,762
     239    Merrill Lynch & Co., Inc. ........................     14,041
                                                                ---------
                                                                   22,978
                                                                ---------
            FOOD, BEVERAGE & TOBACCO -- 4.7%
     391    Altria Group, Inc. ...............................     21,272
     355    Coca-Cola Co. (The)...............................     18,011
                                                                ---------
                                                                   39,283
                                                                ---------
            FOREST & PAPER PRODUCTS -- 3.3%
     124    International Paper Co. ..........................      5,346
     145    Kimberly-Clark Corp. .............................      8,574
     213    Weyerhaeuser Co. .................................     13,606
                                                                ---------
                                                                   27,526
                                                                ---------
            INSURANCE -- 4.7%
      72    Ambac Financial Group, Inc. ......................      5,006
     *54    Anthem, Inc. .....................................      4,058
     143    MBIA, Inc. .......................................      8,488
     318    St. Paul Cos., Inc. (The).........................     12,613
     119    XL Capital Ltd., Class A..........................      9,236
                                                                ---------
                                                                   39,401
                                                                ---------
            MACHINERY -- 0.8%
     163    Graco, Inc. ......................................      6,528
                                                                ---------
            MEDIA & ENTERTAINMENT -- 4.5%
    *268    Comcast Corp. ....................................      8,818
    *237    Comcast Corp. ....................................      7,398
      88    Gannett Co., Inc. ................................      7,873
    *774    Time Warner, Inc. ................................     13,919
                                                                ---------
                                                                   38,008
                                                                ---------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.7%
     240    Guidant Corp. ....................................     14,466
                                                                ---------
            METALS, MINERALS & MINING -- 0.8%
      95    Fortune Brands, Inc. .............................      6,763
                                                                ---------
            RETAIL -- 5.0%
     166    CVS Corp. ........................................      6,010
     282    Dollar General Corp. .............................      5,917

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
     199    Federated Department Stores, Inc. ................  $   9,388
     355    Gap, Inc. (The)...................................      8,240
     140    Lowe's Cos., Inc. ................................      7,782
      88    Wal-Mart Stores, Inc. ............................      4,645
                                                                ---------
                                                                   41,982
                                                                ---------
            RUBBER & PLASTICS PRODUCTS -- 0.6%
      78    NIKE, Inc., Class B...............................      5,312
                                                                ---------
            SOFTWARE & SERVICES -- 7.7%
      90    Adobe Systems, Inc. ..............................      3,525
     404    First Data Corp. .................................     16,582
     170    IMS Health, Inc. .................................      4,214
     *62    Intuit, Inc. .....................................      3,275
   1,348    Microsoft Corp. ..................................     37,116
                                                                ---------
                                                                   64,712
                                                                ---------
            TRANSPORTATION -- 6.0%
     190    CSX Corp. ........................................      6,811
     134    Dana Corp. .......................................      2,450
      84    FedEx Corp. ......................................      5,677
     173    General Dynamics Corp. ...........................     15,674
      25    General Motors Corp. .............................      1,340
     196    United Technologies Corp. ........................     18,565
                                                                ---------
                                                                   50,517
                                                                ---------
            UTILITIES -- 3.4%
      67    Ameren Corp. .....................................      3,087
    *325    Citizens Communications Co. ......................      4,030
     216    Exelon Corp. .....................................     14,353
     129    TXU Corp. ........................................      3,069
     118    Waste Management, Inc. ...........................      3,493
                                                                   28,032
                                                                ---------
            Total common stocks...............................  $ 805,357
                                                                =========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 4.5%
            REPURCHASE AGREEMENTS -- 4.5%
 $37,851    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................  $  37,851
                                                                ---------
            Total short-term securities.......................  $  37,851
                                                                =========

                                                    MARKET
                                                    VALUE #
                                                   ---------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $704,872)......   95.7%  $ 805,357
Total short-term securities (cost
  $37,851)...............................    4.5      37,851
                                           -----   ---------
Total investment in securities (total
  cost $742,723).........................  100.2     843,208
Cash, receivables and other assets.......    0.4       3,308
Payable for securities purchased.........   (0.6)     (4,774)
Other liabilities........................    0.0         (44)
                                           -----   ---------
Net assets...............................  100.0%  $ 841,698
                                           =====   =========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,500,000 shares authorized; 75,213 shares
  outstanding....................................  $      75
Paid in capital..................................    920,783
Accumulated net investment income................        422
Accumulated net realized loss on investments.....   (181,333)
Unrealized appreciation on investments...........    100,485
Unrealized appreciation on futures
  contracts ++...................................      1,266
                                                   ---------
Net assets.......................................  $ 841,698
                                                   =========


Class IA
  Net asset value per share ($685,888 / 61,224
    shares outstanding) (3,300,000 shares
    authorized).....................................  $11.20
                                                      ======
Class IB
  Net asset value per share ($155,810 / 13,989
    shares outstanding) (200,000 shares
    authorized).....................................  $11.14
                                                      ======


    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

   ++ The Fund had 108 Standard & Poor's 500 March 2004 Futures contracts open as of December 31, 2003. These contracts had a value of $29,986 as of December 31, 2003 and were collateralized by $1,728 of cash.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
COMMON STOCKS -- 96.8%
            AEROSPACE & DEFENSE -- 1.5%
 +4,434     China Merchants Holdings International Co.,
              Ltd. ...........................................  $   5,854
  +-291     European Aeronautic Defense & Space Co. ..........      6,952
                                                                ---------
                                                                   12,806
                                                                ---------
            AGRICULTURE & FISHING -- 0.2%
    -93     Nokia Oyj.........................................      1,594
            BANKS -- 8.0%
    365     Bank One Corp. ...................................     16,627
    339     Citigroup, Inc. ..................................     16,474
     54     Countrywide Credit Industries, Inc. ..............      4,126
   -331     Credit Suisse Group...............................     12,064
   -162     Deutsche Bank AG..................................     13,366
     97     Federal Home Loan Mortgage Association............      5,645
                                                                ---------
                                                                   68,302
                                                                ---------
            BUSINESS SERVICES -- 2.9%
   *922     Cendant Corp. ....................................     20,537
     -1     Dentsu, Inc. .....................................      4,594
                                                                ---------
                                                                   25,131
                                                                ---------
            COMMUNICATIONS -- 10.4%
 -2,875     Carphone Warehouse Group PLC......................      7,585
     -1     DDI Corp. ........................................      4,337
   -571     Deutsche Telekom AG...............................     10,368
   *109     NTL, Inc. ........................................      7,617
  *+185     Research in Motion Ltd. ..........................     12,350
 -7,326     Telefonaktiebolaget LM Ericsson...................     12,931
 -8,724     Vodafone Group PLC................................     21,677
*+1,209     Wanadoo...........................................      9,916
  *+100     XM Satellite Radio Holdings, Inc. ................      2,628
                                                                ---------
                                                                   89,409
                                                                ---------
            COMPUTERS & OFFICE EQUIPMENT -- 2.9%
   *578     Cisco Systems, Inc. ..............................     14,047
   *317     Dell, Inc. .......................................     10,762
                                                                ---------
                                                                   24,809
                                                                ---------
            CONSTRUCTION -- 2.5%
  3,634     ABB Ltd. .........................................     18,423
     34     Lennar Corp. .....................................      3,283
                                                                ---------
                                                                   21,706
                                                                ---------
            CONSUMER NON-DURABLES -- 5.0%
    659     Gillette Co. (The)................................     24,190
   *195     Medco Health Solutions, Inc. .....................      6,611
    466     Tyco International Ltd. ..........................     12,338
                                                                ---------
                                                                   43,139
                                                                ---------
            DRUGS -- 10.9%
   -198     AstraZeneca PLC...................................      9,495
    197     Eli Lilly & Co. ..................................     13,873
   *261     Forest Laboratories, Inc. ........................     16,136
    373     Pfizer, Inc. .....................................     13,180

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
            DRUGS -- (CONTINUED)
   -230     Roche Holdings AG.................................  $  23,227
    213     Schering AG.......................................     10,767
   +117     Teva Pharmaceutical Industries Ltd., ADR..........      6,646
                                                                ---------
                                                                   93,324
                                                                ---------
            EDUCATION -- 0.5%
    *67     Apollo Group, Inc. ...............................      4,576
                                                                ---------
            ELECTRICAL EQUIPMENT -- 1.0%
    *59     KLA-Tencor Corp. .................................      3,444
 -1,958     Techtronic Industries Co. ........................      5,462
                                                                ---------
                                                                    8,906
                                                                ---------
            ELECTRONICS -- 5.7%
   *328     Altera Corp. .....................................      7,450
    106     Analog Devices, Inc. .............................      4,857
   -738     Matsushita Electric Industrial Co. ...............     10,270
   @=30     Samsung Electronics Co., Ltd., GDR................      5,636
  +-263     Siemens AG........................................     20,961
                                                                ---------
                                                                   49,174
                                                                ---------
            ENERGY & SERVICES -- 7.6%
    114     Apache Corp. .....................................      9,205
 -3,306     Cnooc Ltd. .......................................      6,522
    217     Exxon Mobil Corp. ................................      8,909
   *260     Noble Corp. ......................................      9,317
    189     Schlumberger Ltd. ................................     10,315
   -114     TotalFinaElf S.A., B Shares.......................     21,096
                                                                ---------
                                                                   65,364
                                                                ---------
            FINANCIAL SERVICES -- 1.7%
    254     Merrill Lynch & Co., Inc. ........................     14,888
            FOOD, BEVERAGE & TOBACCO -- 5.2%
    375     Altria Group, Inc. ...............................     20,429
 -1,262     Compass Group PLC.................................      8,602
   -655     Imperial Tobacco Group PLC........................     12,914
 - @@--     Japan Tobacco, Inc. ..............................      2,428
                                                                ---------
                                                                   44,373
                                                                ---------
            INSURANCE -- 3.6%
   -126     Allianz AG........................................     15,996
   -120     Muenchener Rueckversicherungs Gesellschaft AG.....     14,666
                                                                ---------
                                                                   30,662
                                                                ---------
            MACHINERY -- 4.3%
  *-296     ASML Holding N.V. ................................      5,923
   -530     Atlas Copco AB....................................     19,031
    179     Deere (John) & Co. ...............................     11,657
                                                                ---------
                                                                   36,611
                                                                ---------
            MEDIA & ENTERTAINMENT -- 4.2%
     71     Clear Channel Communications, Inc. ...............      3,325
   *466     Comcast Corp., Special Class A....................     14,580
+-1,017     Mediaset S.p.A. ..................................     12,107
   *148     Univision Communications, Inc. ...................      5,854
                                                                ---------
                                                                   35,866
                                                                ---------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.2%
   *361     Boston Scientific Corp. ..........................  $  13,263
    329     Guidant Corp. ....................................     19,782
    -35     Sanofi-Synthelabo S.A. ...........................      2,662
                                                                ---------
                                                                   35,707
                                                                ---------
            METALS, MINERALS & MINING -- 1.7%
 *6,927     Corus Group PLC...................................      3,720
   +165     JSC Mining & Smelting Co., ADR....................     10,737
                                                                ---------
                                                                   14,457
                                                                ---------
            RETAIL -- 3.9%
   -103     Fast Retailing Co., Ltd. .........................      6,307
 -2,000     Kingfisher PLC....................................     10,009
   -126     Pinault Printemps Redoute S.A. ...................     12,253
   *180     Staples, Inc. ....................................      4,914
                                                                ---------
                                                                   33,483
                                                                ---------
            SOFTWARE & SERVICES -- 4.5%
    -40     Advantest Corp. ..................................      3,204
    306     Microsoft Corp. ..................................      8,436
    -69     SAP AG............................................     11,441
   *334     Yahoo!, Inc. .....................................     15,074
                                                                ---------
                                                                   38,155
                                                                ---------
            TRANSPORTATION -- 4.4%
    217     BMW AG............................................     10,073
*-2,229     British Airways PLC...............................      9,291
   +-60     Renault S.A. .....................................      4,120
    150     United Technologies Corp. ........................     14,168
                                                                ---------
                                                                   37,652
                                                                ---------
            Total common stocks...............................  $ 830,094
                                                                =========

SHORT-TERM SECURITIES -- 10.9%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 7.2%
  61,510    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  61,510
                                                                ---------
PRINCIPAL
 AMOUNT
 -------
            REPURCHASE AGREEMENTS -- 3.7%
 $32,220    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................     32,220
                                                                ---------
            Total short-term securities.......................  $  93,730
                                                                =========

                                                        MARKET
                                                        VALUE #
                                                       ---------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $710,266)..........   96.8%  $ 830,094
Total short-term securities (cost $93,730)...   10.9      93,730
                                               -----   ---------
Total investment in securities (total cost
  $803,996) -- including $58,863 of
  securities loaned (See Note 2(i))..........  107.7     923,824
Cash, receivables and other assets...........    0.2       2,058
Payable for securities purchased.............   (0.4)     (3,926)
Payable for Fund shares redeemed.............   (0.3)     (3,002)
Securities lending collateral payable to
  brokers (See Note 2(i))....................   (7.2)    (61,510)
Other liabilities............................   (0.0)        (80)
                                               -----   ---------
Net assets...................................  100.0%  $ 857,364
                                               =====   =========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,400,000 shares authorized; 55,251 shares
  outstanding....................................  $      55
Paid in capital..................................    922,167
Accumulated net investment income................      1,723
Accumulated net realized loss on investments.....   (186,432)
Unrealized appreciation on investments...........    119,828
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g))@@@..........          4
Unrealized appreciation on other assets and
  liabilities in foreign currencies..............         19
                                                   ---------
Net assets.......................................  $ 857,364
                                                   =========


Class IA
  Net asset value per share ($728,049 / 46,890
    shares outstanding) (3,200,000 shares
    authorized).....................................  $15.53
                                                      ======
Class IB
  Net asset value per share ($129,315 / 8,362 shares
    outstanding) (200,000 shares authorized)........  $15.47
                                                      ======

                                                      PERCENTAGE
                                                          OF
                                                      NET ASSETS
DIVERSIFICATION BY COUNTRY:                           ----------
United States of America............................     56.6%
Germany.............................................     12.6
United Kingdom......................................      9.7
Switzerland.........................................      6.3
France..............................................      5.8
Sweden..............................................      3.7
Japan...............................................      3.6
Hong Kong...........................................      2.1
Netherlands.........................................      1.5
Canada..............................................      1.4
Italy...............................................      1.4
Russia..............................................      1.3
Israel..............................................      0.8
South Korea.........................................      0.7
Finland.............................................      0.2
                                                        -----
  Total.............................................    107.7%
                                                        =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 51.1% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $5,636 or 0.7% of net assets (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $343,455, which represents 40.1% of total net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                UNREALIZED
                             MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                  ------         --------         --------         --------------
British Pound (Buy)           $516            $512           1/5/2004               $4
                                                                                    ==

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 97.5%
            APPAREL & TEXTILE -- 0.9%
  -1,084    Burberry Group PLC................................  $  7,089
                                                                --------
            BANKS -- 4.6%
     161    Bank One Corp. ...................................     7,358
     145    Countrywide Credit Industries, Inc. ..............    10,983
      81    Federal Home Loan Mortgage Association............     4,736
     154    Federal National Mortgage Association.............    11,582
                                                                --------
                                                                  34,659
                                                                --------
            BUSINESS SERVICES -- 2.7%
    *932    Cendant Corp. ....................................    20,753
                                                                --------
            COMMUNICATIONS -- 8.7%
   *1017    American Tower Corp., Class A.....................    11,006
    *278    Crown Castle International Corp. .................     3,065
    *150    Level 3 Communications Holdings, Inc. ............     7,678
    *235    NTL, Inc. ........................................    16,363
    *610    Nextel Communications, Inc., Class A..............    17,111
 *+1,745    Sirius Satellite Radio, Inc. .....................     5,515
   *+191    XM Satellite Radio Holdings, Inc. ................     5,040
                                                                --------
                                                                  65,778
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 3.2%
     154    CDW Corp. ........................................     8,907
    *221    Dell, Inc. .......................................     7,502
    *252    Netscreen Technologies, Inc. .....................     6,242
  ***117    Quanta Computer, Inc., GDR........................     1,438
                                                                --------
                                                                  24,089
                                                                --------
            CONSTRUCTION -- 5.1%
     200    Horton (D.R.), Inc. ..............................     8,656
      89    Lennar Corp. .....................................     8,573
     145    Pulte Corp. ......................................    13,556
  -1,599    Rinker Group Ltd. ................................     7,909
                                                                --------
                                                                  38,694
                                                                --------
            CONSUMER DURABLES -- 2.2%
   *1263    Corning, Inc. ....................................    13,177
    *195    Genesis Microchip, Inc. ..........................     3,511
                                                                --------
                                                                  16,688
                                                                --------
            CONSUMER NON-DURABLES -- 4.1%
     122    AmerisourceBergen Corp. ..........................     6,833
     226    Cardinal Health, Inc. ............................    13,816
    *298    Medco Health Solutions, Inc. .....................    10,139
                                                                --------
                                                                  30,788
                                                                --------
            DRUGS -- 8.6%
     147    Abbott Laboratories...............................     6,841
   *+188    Cephalon, Inc. ...................................     9,087
    *259    Forest Laboratories, Inc. ........................    16,012
    *369    IVAX Corp. .......................................     8,819
    *125    Medicines Co. (The)...............................     3,691
    *389    Millennium Pharmaceuticals, Inc. .................     7,257
   *+109    NPS Pharmaceuticals, Inc. ........................     3,341

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            DRUGS -- (CONTINUED)
     *54    Neurocrine Biosciences, Inc. .....................  $  2,923
     411    Serono S.A., ADR..................................     7,210
                                                                --------
                                                                  65,181
                                                                --------
            EDUCATION -- 3.0%
    *113    Apollo Group, Inc. ...............................     7,711
    *194    Career Education Corp. ...........................     7,774
    *240    Education Management Corp. .......................     7,456
                                                                --------
                                                                  22,941
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.1%
  -3,073    Techtronic Industries Co. ........................     8,573
                                                                --------
            ELECTRONICS -- 8.7%
    *417    Altera Corp. .....................................     9,473
     172    American Power Conversion Corp. ..................     4,208
     154    Analog Devices, Inc. .............................     7,016
    *979    ChipPAC, Inc. ....................................     7,430
   *+317    Epcos AG, ADR.....................................     7,139
   *+280    FuelCell Energy, Inc. ............................     3,635
    *771    MEMC Electronic Materials, Inc. ..................     7,419
    *271    Pixelworks, Inc. .................................     2,987
    *183    Quantum Fuel Systems Technologies Worldwide,
              Inc. ...........................................     1,471
     325    STMicroelectronics N.V., NY Reg Shares............     8,788
    *595    Taiwan Semiconductor Manufacturing Co., Ltd.,
              ADR.............................................     6,094
                                                                --------
                                                                  65,660
                                                                --------
            ENERGY & SERVICES -- 1.1%
     205    Arch Coal, Inc. ..................................     6,387
     *57    Universal Tech....................................     1,710
                                                                --------
                                                                   8,097
                                                                --------
            FINANCIAL SERVICES -- 2.4%
     114    Blackrock, Inc. ..................................     6,055
     148    Federated Investors, Inc., Class B................     4,354
     115    UBS AG............................................     7,812
                                                                --------
                                                                  18,221
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 3.7%
     220    Altria Group, Inc. ...............................    11,994
     203    Bunge Ltd. .......................................     6,679
    *289    Constellation Brands, Inc. .......................     9,530
                                                                --------
                                                                  28,203
                                                                --------
            HEALTH SERVICES -- 2.1%
    *402    Edwards Lifesciences Corp. .......................    12,101
    *280    Human Genome Sciences, Inc. ......................     3,706
                                                                --------
                                                                  15,807
                                                                --------
            MACHINERY -- 0.9%
    *408    Asyst Technologies, Inc. .........................     7,075
                                                                --------
            MEDIA & ENTERTAINMENT -- 2.4%
    *300    Comcast Corp., Class A............................     9,858
    *162    Entercom Communications Corp. ....................     8,590
                                                                --------
                                                                  18,448
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.7%
     142    DENTSPLY International, Inc. .....................  $  6,414
     191    Guidant Corp. ....................................    11,492
     227    Medtronic, Inc. ..................................    11,030
    *319    Viasys Healthcare, Inc. ..........................     6,576
                                                                --------
                                                                  35,512
                                                                --------
            METALS, MINERALS & MINING -- 1.1%
     176    Precision Castparts Corp. ........................     7,997
                                                                --------
            RESEARCH & TESTING FACILITIES -- 1.5%
     123    Moody's Corp. ....................................     7,454
    *168    Telik, Inc. ......................................     3,859
                                                                --------
                                                                  11,313
                                                                --------
            RETAIL -- 9.9%
     *90    Advance Auto Parts, Inc. .........................     7,326
     *94    Dick's Sporting Goods, Inc. ......................     4,594
    *145    eBay, Inc. .......................................     9,359
     714    Gap, Inc. (The)...................................    16,563
     228    Home Depot, Inc. (The)............................     8,088
     278    Michaels Stores, Inc. ............................    12,301
     423    PetSmart, Inc. ...................................    10,077
    *256    Rare Hospitality International, Inc. .............     6,247
                                                                --------
                                                                  74,555
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 1.6%
    *431    Jarden Corp. .....................................    11,782
                                                                --------
            SOFTWARE & SERVICES -- 8.9%
    *178    Alliance Sata Systems Corp. ......................     4,930
    *502    Amdocs Ltd., ADR..................................    11,294
    *593    BEA Systems, Inc. ................................     7,290
    *173    Intuit, Inc. .....................................     9,175
    *150    Mercury Interactive Corp. ........................     7,315
    *616    Red Hat, Inc. ....................................    11,560
    *262    Websense, Inc. ...................................     7,673
    *179    Yahoo!, Inc. .....................................     8,094
                                                                --------
                                                                  67,331
                                                                --------
            TRANSPORTATION -- 4.3%
     136    Expeditors International Washington, Inc. ........     5,126
    *109    JetBlue Airways Corp. ............................     2,893
   *+236    Ryanair Holdings PLC, ADR.........................    11,931
    *633    Sirva, Inc. ......................................    12,365
                                                                --------
                                                                  32,315
                                                                --------
            Total common stocks...............................  $737,549
                                                                ========
SHORT-TERM SECURITIES -- 8.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 4.3%
  32,513    Boston Global Investment Trust....................  $ 32,513
                                                                --------
PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE #
 -------                                                        --------
            REPURCHASE AGREEMENTS -- 4.2%
 $31,537    Joint Repurchase Agreement (See Note 2(d))
              0.833% due 01/02/04.............................  $ 31,537
                                                                --------
            Total short-term securities.......................  $ 64,050
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $609,993)...............   97.5%  $737,549
Total short-term securities (cost $64,050)........    8.5     64,050
                                                    -----   --------
Total investment in securities (total cost
  $674,043) -- including $31,563 of securities
  loaned (See Note 2(i))..........................  106.0    801,599
Cash, receivables and other assets................    0.1        993
Payable for securities purchased..................   (0.2)    (1,137)
Payable for Fund shares redeemed..................   (1.6)   (12,305)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (4.3)   (32,513)
Other liabilities.................................   (0.0)       (51)
                                                    -----   --------
Net assets........................................  100.0%  $756,586
                                                    =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 700,000 shares
  authorized; 32,103 shares outstanding.....................  $      32
Paid in capital.............................................    769,644
Accumulated net investment loss.............................        (12)
Accumulated net realized loss on investments................   (140,636)
Unrealized appreciation on investments......................    127,556
Unrealized depreciation on forward foreign currency
  contracts (See Note 2(g))@@@..............................         (5)
Unrealized appreciation on other assets and liabilities in
  foreign currencies........................................          7
                                                              ---------
Net assets..................................................  $ 756,586
                                                              =========

Class IA
  Net asset value per share ($696,900 / 29,561
    shares outstanding) (500,000 shares
    authorized)...................................  $23.57
                                                    ======
Class IB
  Net asset value per share ($59,686 / 2,542
    shares outstanding) (200,000 shares
    authorized)...................................  $23.48
                                                    ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 11.3% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $23,571, which represents 3.1% of total net assets.

   ** Securities contain some restriction as to public resale. At December 31, 2003, the market value of these securities amounted to $1,438 or 0.2% of net assets (See Note 2(m)).

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                             UNREALIZED
                                                     CONTRACT             DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE             AMOUNT                DATE           (DEPRECIATION)
-----------                  ------------         ---------------         --------         --------------
British Pound (Sell)             $487                  $482               01/02/04              $(5)
Hong Kong Dollar (Buy)            105                   105               01/02/04               --
                                                                                                ---
                                                                                                $(5)
                                                                                                ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    MARKET
   SHARES                                                          VALUE #
------------                                                       --------
COMMON STOCKS -- 0.4%
               BUSINESS SERVICES -- 0.0%
   *@##-@@--   Hosiery Corp. ....................................  $     --
                                                                   --------
               COMMUNICATIONS -- 0.4%
         *25   Global Crossing Ltd. .............................       834
     *+##116   Marconi Corp., PLC, ADR...........................     2,345
                                                                   --------
                                                                      3,179
                                                                   --------
               Total common stocks...............................  $  3,179
                                                                   ========
 PRINCIPAL
   AMOUNT
------------
CONVERTIBLE BONDS V -- 0.2%
               CONSUMER NON-DURABLES -- 0.1%
$        500   Tyco International Group S.A. (Ba2 Moodys)
                 3.125% due 01/15/23.............................  $    684
                                                                   --------
               MACHINERY -- 0.1%
         440   American Standard, Inc. (Ba2 Moodys)
                 7.625% due 02/15/10.............................       499
                                                                   --------
               Total convertible bonds...........................  $  1,183
                                                                   ========
   SHARES
------------
CONVERTIBLE PREFERRED STOCKS -- 0.3%
               COMMUNICATIONS -- 0.0%
        ##21   Adelphia Communications Corp. ....................  $     32
          15   McLeodUSA, Inc. ..................................       114
                                                                   --------
                                                                        146
                                                                   --------
               ENERGY & SERVICES -- 0.1%
          13   Amerada Hess Corp. ...............................       713
                                                                   --------
               MEDIA & ENTERTAINMENT -- 0.2%
          14   Cablevision Systems Corp. ........................     1,470
                                                                   --------
               Total convertible preferred stocks................  $  2,329
                                                                   ========
 PRINCIPAL
   AMOUNT
------------
CORPORATE NOTES V -- 75.6%
               AEROSPACE & DEFENSE -- 0.3%
$     @1,420   DRS Technologies, Inc. (B2 Moodys)
                 6.875% due 11/01/13.............................  $  1,459
         830   DirecTV Holdings LLC (B1 Moodys)
                 8.375% due 03/15/13.............................       963
                                                                   --------
                                                                      2,422
                                                                   --------
               AGRICULTURE & FISHING -- 0.3%
       1,100   Dole Food Co. (B2 Moodys)
                 7.25% due 06/15/10..............................     1,133
         400   Dole Food Co. (B2 Moodys)
                 8.625% due 05/01/09.............................       439
        @315   Pilgrim's Pride Corp. (B2 Moodys)
                 9.25% due 11/15/13..............................       326
                                                                   --------
                                                                      1,898
                                                                   --------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               APPAREL & TEXTILE -- 0.3%
$        760   Collins & Aikman Floor Cover (B2 Moodys)
                 9.75% due 02/15/10..............................  $    813
         995   Phillips Van-Heusen (B1 Moodys)
                 7.75% due 11/15/23..............................     1,015
        @690   Warnaco, Inc. (B2 Moodys)
                 8.875% due 06/15/13.............................       711
                                                                   --------
                                                                      2,539
                                                                   --------
               BANKS -- 0.3%
         705   Capital One Financial Corp. (Baa3 Moodys)
                 6.25% due 11/15/13..............................       723
      @1,150   Capital One Financial Corp. (Baa3 Moodys)
                 7.125% due 08/01/08.............................     1,242
         225   Western Financial Bank (B1 Moodys)
                 9.625% due 05/15/12.............................       251
                                                                   --------
                                                                      2,216
                                                                   --------
               BUSINESS SERVICES -- 2.3%
       3,000   IPC Acquisition Corp. (B3 Moodys)
                 11.50% due 12/15/09.............................     3,270
         395   Integrated Electrical Services, Inc. (B2 Moodys)
                 9.375% due 02/01/09.............................       415
         600   Interpool, Inc. (Caa1 Moodys)
                 7.20% due 08/01/07..............................       574
         150   Interpool, Inc. (Caa1 Moodys)
                 7.35% due 08/01/07..............................       144
       2,000   Iron Mountain, Inc. (B2 Moodys)
                 6.625% due 01/01/16.............................     1,945
      +2,094   Iron Mountain, Inc. (B2 Moodys)
                 7.75% due 01/15/15..............................     2,193
         855   Lamar Media Corp. (Ba3 Moodys)
                 7.25% due 01/01/13..............................       919
        @825   Moore North America Finance, Inc. (B1 Moodys)
                 7.875% due 01/15/11.............................       934
         670   United Rentals, Inc. (B1 Moodys)
                 10.75% due 04/15/08.............................       754
      @2,250   United Rentals, Inc. (B2 Moodys)
                 7.75% due 11/15/13..............................     2,298
      +2,755   United Rentals, Inc. (B2 Moodys)
                 9.25% due 01/15/09..............................     2,893
         505   Universal Compression, Inc. (B1 Moodys)
                 7.25% due 05/15/10..............................       525
                                                                   --------
                                                                     16,864
                                                                   --------
               CHEMICALS -- 2.3%
         270   ARCO Chemical Co. (B1 Moodys)
                 9.80% due 02/01/20..............................       271
      +1,400   Equistar Chemicals LP (B2 Moodys)
                 8.75% due 02/15/09..............................     1,463
       1,200   FMC Corp. (Ba2 Moodys)
                 10.25% due 11/01/09.............................     1,404

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                         VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               CHEMICALS -- (CONTINUED)
         575   Geon Co. (B3 Moodys)
                 6.875% due 12/15/05.............................  $    552
         545   Georgia Gulf Corp. (Ba3 Moodys)
                 7.625% due 11/15/05.............................       574
 EUR     210   Huntsman International LLC (Caa1 Moodys)
                 10.125% due 07/01/09............................       258
         750   IMC Global, Inc. (B1 Moodys)
                 11.25% due 06/01/11.............................       825
          12   IMC Global, Inc. (B2 Moodys)
                 7.625% due 11/01/05.............................        12
         300   Lyondell Chemical Co. (B1 Moodys)
                 9.50% due 12/15/08..............................       314
         600   Lyondell Chemical Co. (B1 Moodys)
                 9.50% due 12/15/08..............................       627
       1,190   Lyondell Chemical Co. (B1 Moodys)
                 9.625% due 05/01/07.............................     1,261
      +1,700   Lyondell Chemical Co. (B1 Moodys)
                 9.875% due 05/01/07.............................     1,794
      +1,260   Millennium America, Inc. (B1 Moodys)
                 7.00% due 11/15/06..............................     1,292
        +785   Millennium America, Inc. (B1 Moodys)
                 7.625% due 11/15/26.............................       730
      @3,185   Nalco Chemical Co. (Caa1 Moodys)
                 8.875% due 11/15/13.............................     3,376
        +410   PolyOne Corp. (B3 Moodys)
                 10.625% due 05/15/10............................       410
        +925   PolyOne Corp. (B3 Moodys)
                 8.875% due 05/01/12.............................       851
      @1,335   Scotts Co. (The) (Ba3 Moodys)
                 6.625% due 11/15/13.............................     1,372
                                                                   --------
                                                                     17,386
                                                                   --------
               COMMUNICATIONS -- 9.9%
      @1,100   ACC Escrow Corp. (B2 Moodys)
                 10.00% due 08/01/11.............................     1,227
         400   Adelphia Communications Corp. (Default)
                 8.875% due 01/15/07.............................       388
       1,210   Avaya, Inc. (B2 Moodys)
                 11.125% due 04/01/09............................     1,416
      @2,350   Cincinnati Bell, Inc. (B3 Moodys)
                 8.375% due 01/15/14.............................     2,526
      @1,790   Dex Media, Inc. (B3 Moodys)
                 9.875% due 08/15/13.............................     2,081
       2,460   Level 3 Communications, Inc. (Ba3 Moodys)
                 6.125% due 07/15/13.............................     2,478
       1,500   Level 3 Communications, Inc. (Ba3 Moodys)
                 7.625% due 06/15/12.............................     1,626
         200   Level 3 Communications, Inc. (Caa2 Moodys)
                 0.00% due 03/15/10..............................       168

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                         VALUE #
------------                                                       --------
               COMMUNICATIONS -- (CONTINUED)
$     @1,300   Level 3 Communications, Inc. (Caa2 Moodys)
                 10.75% due 10/15/11.............................  $  1,375
      +3,205   Level 3 Communications, Inc. (Caa2 Moodys)
                 11.00% due 03/15/08.............................     3,141
 EUR   1,175   Level 3 Communications, Inc. (Caa2 Moodys)
                 11.25% due 03/15/10.............................     1,423
      +5,000   Level 3 Communications, Inc. (Caa2 Moodys)
                 11.25% due 03/15/10.............................     4,800
      +1,600   Lucent Technologies, Inc. (Caa1 Moodys)
                 5.50% due 11/15/08..............................     1,488
      +2,459   Lucent Technologies, Inc. (Caa1 Moodys)
                 6.45% due 03/15/29..............................     1,933
      L3,150   Metromedia Fiber Network, Inc. (Default)
                 10.00% due 11/15/08.............................       189
  EUR   L450   Metromedia Fiber Network, Inc. (Default)
                 10.00% due 12/15/09.............................        34
        L365   Metromedia Fiber Network, Inc. (Default)
                 10.00% due 12/15/09.............................        22
      12,470   Nextel Communications, Inc. (B2 Moodys)
                 7.375% due 08/01/15.............................    13,405
    @@L1,990   Nextlink Escrow (Default)
                 0.00% due 04/15/06..............................        --
      @@L445   Nextlink Escrow (Default)
                 0.00% due 11/15/08..............................        --
      @@L750   Nextlink Escrow (Default)
                 0.00% due 12/01/09..............................        --
      @@L600   Nextlink Escrow (Default)
                 0.00% due 12/01/09..............................        --
        +250   Northern Telecom Capital (B3 Moodys)
                 7.875% due 06/15/26.............................       250
         570   PanAmSat Corp. (Ba2 Moodys)
                 6.375% due 01/15/08.............................       591
       2,570   PanAmSat Corp. (Ba2 Moodys)
                 6.875% due 01/15/28.............................     2,573
       6,525   PanAmSat Corp. (Ba3 Moodys)
                 8.50% due 02/01/12..............................     7,243
      +4,220   Qwest Capital Funding, Inc. (Caa2 Moodys)
                 7.25% due 02/15/11..............................     4,157
       3,530   Qwest Capital Funding, Inc. (Caa2 Moodys)
                 7.625% due 08/03/21.............................     3,248
       5,685   Qwest Corp. (Ba3 Moodys)
                 6.875% due 09/15/33.............................     5,401
         845   Qwest Corp. (Ba3 Moodys)
                 7.20% due 11/01/04..............................       864
       1,630   Qwest Corp. (Ba3 Moodys)
                 7.25% due 10/15/35..............................     1,622

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               COMMUNICATIONS -- (CONTINUED)
$     +1,500   RCN Corp. (Ca Moodys)
                 11.125% due 10/15/07............................  $    728
      +6,080   RCN Corp. (Ca Moodys)
                 9.80% due 02/15/08..............................     2,858
         280   Rexnord Corp. (B3 Moodys)
                 10.125% due 12/15/12............................       307
         960   Sprint Capital Corp. (Baa3 Moodys)
                 7.90% due 03/15/05..............................     1,023
      ##@@--   Voicestream Wireless Corp. (Ba3 Moodys)
                 10.375% due 11/15/09............................         1
      L1,925   WorldCom, Inc. (Default)
                 7.50% due 05/15/11..............................       645
      L6,655   WorldCom, Inc. (Default)
                 8.25% due 05/15/31..............................     2,229
                                                                   --------
                                                                     73,460
                                                                   --------
               CONSTRUCTION -- 2.2%
      +1,100   Champion Home Builders Co. (B2 Moodys)
                 11.25% due 04/15/07.............................     1,189
       2,140   Horton (D.R.), Inc. (Ba1 Moodys)
                 6.875% due 05/01/13.............................     2,279
         350   Kaufman & Broad Home Corp. (Ba1 Moodys)
                 7.75% due 10/15/04..............................       359
       2,200   Kaufman & Broad Home Corp. (Ba2 Moodys)
                 9.50% due 02/15/11..............................     2,453
       2,450   Schuler Homes, Inc., Class A (Ba1 Moodys)
                 9.375% due 07/15/09.............................     2,756
        +680   Schuler Homes, Inc., Class A (Ba2 Moodys)
                 10.50% due 07/15/11.............................       789
        +590   Standard Pacific Corp. (Ba2 Moodys)
                 6.50% due 10/01/08..............................       608
       2,000   Standard Pacific Corp. (Ba2 Moodys)
                 6.875% due 05/15/11.............................     2,070
      +2,360   Toll Corp. (Ba2 Moodys)
                 8.00% due 05/01/09..............................     2,472
       1,200   Toll Corp. (Ba2 Moodys)
                 8.25% due 02/01/11..............................     1,320
                                                                   --------
                                                                     16,295
                                                                   --------
               CONSUMER DURABLES -- 1.5%
       3,250   Corning, Inc. (Ba2 Moodys)
                 8.30% due 04/04/25..............................     3,339
       1,100   Owens-Brockway (B1 Moodys)
                 7.75% due 05/15/11..............................     1,181
       5,220   Owens-Brockway (B1 Moodys)
                 8.875% due 02/15/09.............................     5,722
       1,015   Peabody Energy Corp. (Ba3 Moodys)
                 6.875% due 03/15/13.............................     1,071
                                                                   --------
                                                                     11,313
                                                                   --------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               CONSUMER NON-DURABLES -- 3.2%
$        900   Airgas, Inc. (Ba1 Moodys)
                 7.75% due 09/15/06..............................  $    945
       1,200   Airgas, Inc. (Ba2 Moodys)
                 9.125% due 10/01/11.............................     1,347
         430   Hasbro, Inc. (Ba3 Moodys)
                 6.60% due 07/15/28..............................       415
       1,850   Johnsondiversey, Inc. (B2 Moodys)
                 9.625% due 05/15/12.............................     2,063
      @4,035   Perry Ellis International, Inc. (B3 Moodys)
                 8.875% due 09/15/13.............................     4,247
       3,575   Tyco International Group S.A. (Ba2 Moodys)
                 6.375% due 02/15/06.............................     3,807
      +5,375   Tyco International Group S.A. (Ba2 Moodys)
                 6.75% due 02/15/11..............................     5,872
      +1,800   Xerox Corp. (B1 Moodys)
                 7.125% due 06/15/10.............................     1,926
         990   Xerox Corp. (B1 Moodys)
                 7.625% due 06/15/13.............................     1,069
       1,445   Xerox Corp. (B1 Moodys)
                 9.75% due 01/15/09..............................     1,691
                                                                   --------
                                                                     23,382
                                                                   --------
               CONSUMER SERVICES -- 1.2%
        @520   Donnelley (R.H.) Finance Corp. (B1 Moodys)
                 8.875% due 12/15/10.............................       585
        @630   Sensus Metering Systems (Caa1 Moodys)
                 8.625% due 12/15/13.............................       647
      +4,030   Service Corp. International (B1 Moodys)
                 6.50% due 03/15/08..............................     4,141
         830   Service Corp. International (B1 Moodys)
                 7.70% due 04/15/09..............................       886
       2,000   Service Corp. International (B1 Moodys)
                 7.70% due 04/15/09..............................     2,135
         400   Service Corp. International (B1 Moodys)
                 7.875% due 02/01/13.............................       407
                                                                   --------
                                                                      8,801
                                                                   --------
               DRUGS -- 0.1%
         800   Watson Pharmaceuticals, Inc. (Ba1 Moodys)
                 7.125% due 05/15/08.............................       859
                                                                   --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               ELECTRICAL EQUIPMENT -- 1.2%
$      1,285   Bio-Rad Laboratories, Inc. (Ba3 Moodys)
                 7.50% due 08/15/13..............................  $  1,414
       1,070   Fisher Scientific International (B2 Moodys)
                 8.00% due 09/01/13..............................     1,148
         782   Fisher Scientific International (B2 Moodys)
                 8.125% due 05/01/12.............................       839
       5,000   PerkinElmer, Inc. (Ba3 Moodys)
                 8.875% due 01/15/13.............................     5,725
                                                                   --------
                                                                      9,126
                                                                   --------
               ELECTRONICS -- 0.5%
        +900   Amkor Technology, Inc. (B1 Moodys)
                 7.75% due 05/15/13..............................       965
       2,735   Rayovac Corp. (B3 Moodys)
                 8.50% due 10/01/13..............................     2,899
                                                                   --------
                                                                      3,864
                                                                   --------
               ENERGY & SERVICES -- 4.6%
      @1,340   Chesapeake Energy Corp. (Ba3 Moodys)
                 6.875% due 01/15/16.............................     1,380
         720   Chesapeake Energy Corp. (Ba3 Moodys)
                 7.50% due 09/15/13..............................       779
        +955   CONSOL Energy, Inc. (Ba3 Moodys)
                 7.875% due 03/01/12.............................     1,008
       1,805   Forest Oil Corp. (Ba3 Moodys)
                 8.00% due 06/15/08..............................     1,967
        @250   Houston Exploration Co. (B2 Moodys)
                 7.00% due 06/15/13..............................       258
         300   Key Energy Services, Inc. (Ba2 Moodys)
                 6.375% due 05/01/13.............................       305
         920   Key Energy Services, Inc. (Ba2 Moodys)
                 8.375% due 03/01/08.............................       984
      +1,385   Magnum Hunter Resources, Inc. (B2 Moodys)
                 9.60% due 03/15/12..............................     1,572
       3,000   Newfield Exploration Co. (Ba2 Moodys)
                 7.45% due 10/15/07..............................     3,315
       1,425   Newfield Exploration Co. (Ba2 Moodys)
                 7.625% due 03/01/11.............................     1,589
       1,300   Newpark Resources, Inc. (B2 Moodys)
                 8.625% due 12/15/07.............................     1,346
        +375   Nuevo Energy Co. (B2 Moodys)
                 9.375% due 10/01/10.............................       412
         161   Nuevo Energy Co. (B2 Moodys)
                 9.50% due 06/01/08..............................       169
       1,750   Pioneer Natural Resources Co. (Ba1 Moodys)
                 6.50% due 01/15/08..............................     1,894
       3,670   Pioneer Natural Resources Co. (Ba1 Moodys)
                 7.20% due 01/15/28..............................     3,929
         500   Pioneer Natural Resources Co. (Ba1 Moodys)
                 9.625% due 04/01/10.............................       622

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               ENERGY & SERVICES -- (CONTINUED)
$        800   Plains Exploration & Production Co. (B2 Moodys)
                 8.75% due 07/01/12..............................  $    879
       1,480   Port Arthur Finance Corp. (Ba3 Moodys)
                 12.50% due 01/15/09.............................     1,758
         215   Premcor Refining Group, Inc. (The) (Ba3 Moodys)
                 9.25% due 02/01/10..............................       241
      @1,395   Southern Star Central Corp. (B1 Moodys)
                 8.50% due 08/01/10..............................     1,541
         470   Star Gas Partners LP (B3 Moodys)
                 10.25% due 02/15/13.............................       512
       1,250   TECO Energy, Inc. (Ba1 Moodys)
                 10.50% due 12/01/07.............................     1,459
      +2,595   TECO Energy, Inc. (Ba1 Moodys)
                 7.20% due 05/01/11..............................     2,699
       1,960   Tesoro Petroleum Corp. (Ba3 Moodys)
                 8.00% due 04/15/08..............................     2,083
         485   Tom Brown, Inc. (Ba3 Moodys)
                 7.25% due 09/15/13..............................       513
         685   Vintage Petroleum, Inc. (Ba3 Moodys)
                 8.25% due 05/01/12..............................       745
        @200   Westport Resources Corp. (Ba3 Moodys)
                 8.25% due 11/01/11..............................       220
                                                                   --------
                                                                     34,179
                                                                   --------
               FINANCIAL SERVICES -- 2.9%
        @700   Couche-Tard Finance Corp. (Ba3 Moodys)
                 7.50% due 12/15/13..............................       733
       5,050   Felcor Lodging LP (B1 Moodys)
                 10.00% due 09/15/08.............................     5,454
         201   HMH Properties, Inc. (Ba3 Moodys)
                 8.45% due 12/01/08..............................       210
       4,600   Host Marriott Corp. (Ba3 Moodys)
                 7.875% due 08/01/08.............................     4,784
      @1,295   Host Marriott LP (Ba3 Moodys)
                 7.125% due 11/01/13.............................     1,321
         450   Host Marriott LP (Ba3 Moodys)
                 9.25% due 10/01/07..............................       503
        @675   Poster Financial Group, Inc. (B2 Moodys)
                 8.75% due 12/01/11..............................       714
          60   RFS Partnership LP (B2 Moodys)
                 9.75% due 03/01/12..............................        64
       2,500   Senior Housing Properties Trust (Ba2 Moodys)
                 7.875% due 04/15/15.............................     2,625
       1,310   Tanger Properties LP (Ba1 Moodys)
                 7.875% due 10/24/04.............................     1,357

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               FINANCIAL SERVICES -- (CONTINUED)
$      1,000   Tanger Properties LP (Ba1 Moodys)
                 9.125% due 02/15/08.............................  $  1,090
       2,130   Ventas, Inc. (Ba3 Moodys)
                 9.00% due 05/01/12..............................     2,364
                                                                   --------
                                                                     21,219
                                                                   --------
               FOOD, BEVERAGE & TOBACCO -- 2.7%
         170   B&G Foods, Inc. (B3 Moodys)
                 9.625% due 08/01/07.............................       175
         720   Canandaigua Brands, Inc. (Ba2 Moodys)
                 8.625% due 08/01/06.............................       799
       1,070   Del Monte Corp. (B2 Moodys)
                 8.625% due 12/15/12.............................     1,172
       5,880   Delhaize America, Inc. (Ba1 Moodys)
                 8.125% due 04/15/11.............................     6,762
         900   Delhaize America, Inc. (Ba1 Moodys)
                 9.00% due 04/15/31..............................     1,094
         390   Hercules, Inc. (Ba1 Moodys)
                 6.60% due 08/01/27..............................       397
      +1,400   Hercules, Inc. (Ba2 Moodys)
                 11.125% due 11/15/07............................     1,677
       4,500   PSF Group Holdings, Inc. (B1 Moodys)
                 9.25% due 06/15/11..............................     4,545
       1,725   Smithfield Foods, Inc. (Ba2 Moodys)
                 7.75% due 05/15/13..............................     1,794
         955   Smithfield Foods, Inc. (Ba2 Moodys)
                 8.00% due 10/15/09..............................     1,008
        @400   United Agri Products (B3 Moodys)
                 8.25% due 12/15/11..............................       411
                                                                   --------
                                                                     19,834
                                                                   --------
               FOREST & PAPER PRODUCTS -- 3.9%
       4,075   Abitibi Consolidated Finance LP (Ba1 Moodys)
                 7.875% due 08/01/09.............................     4,407
       1,740   Boise Cascade Corp. (Ba2 Moodys)
                 7.35% due 02/01/16..............................     1,766
       1,460   Boise Cascade Corp. (Ba2 Moodys)
                 7.50% due 02/01/08..............................     1,567
       3,450   Bowater Canada Finance (Ba1 Moodys)
                 7.95% due 11/15/11..............................     3,664
      +2,300   Bowater, Inc. (Ba1 Moodys)
                 6.50% due 06/15/13..............................     2,232
         600   Georgia-Pacific Corp. (Ba3 Moodys)
                 7.25% due 06/01/28..............................       575
       1,230   Georgia-Pacific Corp. (Ba3 Moodys)
                 7.50% due 05/15/06..............................     1,301
      @2,250   Georgia-Pacific Corp. (Ba3 Moodys)
                 8.00% due 01/15/24..............................     2,295
        +580   Georgia-Pacific Corp. (Ba3 Moodys)
                 8.875% due 05/15/31.............................       638
         825   Georgia-Pacific Corp. (Ba3 Moodys)
                 9.875% due 11/01/21.............................       862
         780   Longview Fibre Co. (B2 Moodys)
                 10.00% due 01/15/09.............................       856

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               FOREST & PAPER PRODUCTS -- (CONTINUED)
$      1,350   Potlatch Corp. (Baa3 Moodys)
                 12.50% due 12/01/09.............................  $  1,620
         665   Smurfit-Stone Container Corp. (B2 Moodys)
                 7.50% due 06/01/13..............................       695
       1,000   Smurfit-Stone Container Corp. (B2 Moodys)
                 8.25% due 10/01/12..............................     1,085
       5,050   Stone Container Corp. (B2 Moodys)
                 9.75% due 02/01/11..............................     5,580
                                                                   --------
                                                                     29,143
                                                                   --------
               HEALTH SERVICES -- 2.7%
      +1,900   HCA, Inc. (Ba1 Moodys)
                 6.95% due 05/01/12..............................     2,037
         170   HCA, Inc. (Ba1 Moodys)
                 7.00% due 07/01/07..............................       186
       1,261   HCA, Inc. (Ba1 Moodys)
                 7.125% due 06/01/06.............................     1,366
         530   HCA, Inc. (Ba1 Moodys)
                 7.50% due 11/15/95..............................       508
       1,400   Manor Care, Inc. (Ba1 Moodys)
                 7.50% due 06/15/06..............................     1,519
         270   Manor Care, Inc. (Ba1 Moodys)
                 8.00% due 03/01/08..............................       305
      @1,415   Mariner Health Care, Inc. (B3 Moodys)
                 8.25% due 12/15/13..............................     1,429
       2,200   Province Healthcare Co. (B3 Moodys)
                 7.50% due 06/01/13..............................     2,200
       2,110   Select Medical Corp. (B2 Moodys)
                 7.50% due 08/01/13..............................     2,237
       1,380   Select Medical Corp. (B2 Moodys)
                 9.50% due 06/15/09..............................     1,515
        +500   Tenet Healthcare Corp. (B1 Moodys)
                 5.00% due 07/01/07..............................       484
         795   Tenet Healthcare Corp. (B1 Moodys)
                 6.375% due 12/01/11.............................       763
       2,000   Tenet Healthcare Corp. (B1 Moodys)
                 6.50% due 06/01/12..............................     1,918
       1,955   Tenet Healthcare Corp. (B1 Moodys)
                 7.375% due 02/01/13.............................     1,965
         620   United Surgical Partners International, Inc. (B3
                 Moodys)
                 10.00% due 12/15/11.............................       704
         570   Ventas Realty LP (Ba3 Moodys)
                 8.75% due 05/01/09..............................       626
                                                                   --------
                                                                     19,762
                                                                   --------
               HOTELS & GAMING -- 4.5%
       2,000   Aztar Corp. (Ba3 Moodys)
                 8.875% due 05/15/07.............................     2,088
       1,150   Boyd Gaming Corp. (Ba3 Moodys)
                 9.25% due 08/01/09..............................     1,285
       6,445   Hammons (John Q.) Hotels LP (B2 Moodys)
                 8.875% due 05/15/12.............................     7,106

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               HOTELS & GAMING -- (CONTINUED)
$      2,100   Hilton Hotels Corp. (Ba1 Moodys)
                 7.625% due 05/15/08.............................  $  2,336
        +750   Hilton Hotels Corp. (Ba1 Moodys)
                 7.625% due 12/01/12.............................       843
       1,000   Hilton Hotels Corp. (Ba1 Moodys)
                 8.25% due 02/15/11..............................     1,153
      +1,200   MGM Mirage, Inc. (Ba1 Moodys)
                 6.875% due 02/06/08.............................     1,281
       1,400   MGM Mirage, Inc. (Ba1 Moodys)
                 8.50% due 09/15/10..............................     1,607
      +1,450   MGM Mirage, Inc. (Ba2 Moodys)
                 8.375% due 02/01/11.............................     1,642
         900   Mandalay Resort Group (Ba3 Moodys)
                 7.625% due 07/15/13.............................       956
        +950   Mandalay Resort Group (Ba2 Moodys)
                 6.50% due 07/31/09..............................       986
       1,570   Mandalay Resort Group (Ba2 Moodys)
                 9.50% due 08/01/08..............................     1,833
      +2,790   Mirage Resorts, Inc. (Ba1 Moodys)
                 7.25% due 10/15/06..............................     3,006
         980   Mohegan Tribal Gaming Authority (Ba2 Moodys)
                 8.125% due 01/01/06.............................     1,056
       3,700   Starwood Hotels & Resorts Worldwide, Inc. (Ba1
                 Moodys)
                 7.375% due 05/01/07.............................     3,996
       1,450   Starwood Hotels & Resorts Worldwide, Inc. (Ba1
                 Moodys)
                 7.875% due 05/01/12.............................     1,631
         515   Venetian Casino (B3 Moodys)
                 11.00% due 06/15/10.............................       597
                                                                   --------
                                                                     33,402
                                                                   --------
               INSURANCE -- 0.0%
         250   AdvancePCS (Ba2 Moodys)
                 8.50% due 04/01/08..............................       271
                                                                   --------
               MACHINERY -- 2.2%
       3,021   Agco Corp. (Ba3 Moodys)
                 9.50% due 05/01/08..............................     3,308
         510   American Standard Cos., Inc. (Ba2 Moodys)
                 7.375% due 02/01/08.............................       564
      +1,540   Briggs & Stratton Corp. (Ba1 Moodys)
                 8.875% due 03/15/11.............................     1,810
       1,920   Cummins, Inc. (Ba2 Moodys)
                 6.75% due 02/15/27..............................     2,011
         635   Cummins, Inc. (Ba2 Moodys)
                 7.125% due 03/01/28.............................       591
         450   Joy Global, Inc. (B2 Moodys)
                 8.75% due 03/15/12..............................       502
         650   SPX Corp. (Ba3 Moodys)
                 6.25% due 06/15/11..............................       668
       1,600   SPX Corp. (Ba3 Moodys)
                 7.50% due 01/01/13..............................     1,740

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               MACHINERY -- (CONTINUED)
$       +975   Terex Corp. (B3 Moodys)
                 10.375% due 04/01/11............................  $  1,092
      @3,970   Terex Corp. (B3 Moodys)
                 7.375% due 01/15/14.............................     4,059
                                                                   --------
                                                                     16,345
                                                                   --------
               MEDIA & ENTERTAINMENT -- 5.1%
       1,170   American Greetings Corp. (Ba1 Moodys)
                 6.10% due 08/01/28..............................     1,205
        @375   CBD Media, Inc. (B3 Moodys)
                 8.625% due 06/01/11.............................       413
       1,500   CSC Holdings, Inc. (B1 Moodys)
                 7.25% due 07/15/08..............................     1,560
      +1,000   CSC Holdings, Inc. (B1 Moodys)
                 7.625% due 04/01/11.............................     1,053
         500   CSC Holdings, Inc. (B1 Moodys)
                 7.875% due 12/15/07.............................       528
         950   CSC Holdings, Inc. (B1 Moodys)
                 8.125% due 07/15/09.............................     1,021
       2,000   Cablevision Systems Corp. (B1 Moodys)
                 8.125% due 08/15/09.............................     2,150
      +1,820   Charter Communications Holdings LLC (Ca Moodys)
                 10.00% due 04/01/09.............................     1,620
       1,395   Charter Communications Holdings LLC (Ca Moodys)
                 10.00% due 05/15/11.............................     1,214
      +5,355   Charter Communications Holdings LLC (Ca Moodys)
                 9.625% due 11/15/09.............................     4,712
      @2,875   EchoStar DBS Corp. (Ba3 Moodys)
                 5.75% due 10/01/08..............................     2,907
       2,566   EchoStar DBS Corp. (Ba3 Moodys)
                 9.125% due 01/15/09.............................     2,871
       2,450   EchoStar DBS Corp. (Ba3 Moodys)
                 9.375% due 02/01/09.............................     2,576
       2,130   Hollinger International Publishing (B2 Moodys)
                 9.00% due 12/15/10..............................     2,263
      +1,300   Mediacom LLC (B2 Moodys)
                 9.50% due 01/15/13..............................     1,378
      @1,350   Medianews Group, Inc. (B2 Moodys)
                 6.875% due 10/01/13.............................     1,374
      +2,000   Park Place Entertainment Corp. (Ba1 Moodys)
                 7.50% due 09/01/09..............................     2,200
       1,100   Park Place Entertainment Corp. (Ba2 Moodys)
                 8.125% due 05/15/11.............................     1,233
         550   Park Place Entertainment Corp. (Ba2 Moodys)
                 9.375% due 02/15/07.............................       623
        +350   PRIMEDIA, Inc. (B3 Moodys)
                 7.625% due 04/01/08.............................       354
      @1,300   PRIMEDIA, Inc. (B3 Moodys)
                 8.00% due 05/15/13..............................     1,326

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               MEDIA & ENTERTAINMENT -- (CONTINUED)
$      2,100   Six Flags, Inc. (B2 Moodys)
                 8.875% due 02/01/10.............................  $  2,155
        +300   Six Flags, Inc. (B2 Moodys)
                 9.50% due 02/01/09..............................       314
        +730   Time Warner Telecom, Inc. (B3 Moodys)
                 9.75% due 07/15/08..............................       752
                                                                   --------
                                                                     37,802
                                                                   --------
               MEDICAL INSTRUMENTS & SUPPLIES -- 0.4%
       1,095   Bausch & Lomb, Inc. (Ba1 Moodys)
                 6.95% due 11/15/07..............................     1,196
         305   Hanger Orthopedic Group, Inc. (B2 Moodys)
                 10.375% due 02/15/09............................       346
        @695   Medex, Inc. (B3 Moodys)
                 8.875% due 05/15/13.............................       747
         470   Omnicare, Inc. (Ba2 Moodys)
                 6.125% due 06/01/13.............................       471
                                                                   --------
                                                                      2,760
                                                                   --------
               METALS, MINERALS & MINING -- 1.1%
        +400   AK Steel Holding Corp. (B3 Moodys)
                 7.75% due 06/15/12..............................       342
      +3,410   AK Steel Holding Corp. (B3 Moodys)
                 7.875% due 02/15/09.............................     2,992
       2,180   Ball Corp. (Ba3 Moodys)
                 6.875% due 12/15/12.............................     2,278
         495   Crown Cork & Seal Co. (B3 Moodys)
                 8.00% due 04/15/23..............................       463
         290   Cyprus Amax Minerals Co. (Baa3 Moodys)
                 8.375% due 02/01/23.............................       301
         375   Earle M. Jorgensen Co. (B2 Moodys)
                 9.75% due 06/01/12..............................       416
       1,140   United States Steel LLC (B1 Moodys)
                 10.75% due 08/01/08.............................     1,334
                                                                   --------
                                                                      8,126
                                                                   --------
               REAL ESTATE -- 0.9%
         640   Forest City Enterprises, Inc. (Ba3 Moodys)
                 7.625% due 06/01/15.............................       679
       3,025   LNR Property Corp. (Ba3 Moodys)
                 7.625% due 07/15/13.............................     3,184
       2,330   Stewart Enterprises, Inc. (B2 Moodys)
                 10.75% due 07/01/08.............................     2,633
                                                                   --------
                                                                      6,496
                                                                   --------
               RETAIL -- 2.9%
       1,190   Ahold Finance USA, Inc. (B1 Moodys)
                 8.25% due 07/15/10..............................     1,297
         750   Autonation, Inc. (Ba2 Moodys)
                 9.00% due 08/01/08..............................       861

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               RETAIL -- (CONTINUED)
$        255   Dillard's, Inc. (B2 Moodys)
                 7.13% due 08/01/18..............................  $    252
         560   Dillard's, Inc., Class A (B2 Moodys)
                 7.375% due 06/01/06.............................       580
        @935   General Nutrition Centers (B3 Moodys)
                 8.50% due 12/01/10..............................       958
         750   Ingles Markets, Inc. (Ba3 Moodys)
                 8.875% due 12/01/11.............................       754
         850   Penney (J.C.) Co., Inc. (Ba3 Moodys)
                 7.65% due 08/15/16..............................       932
       1,825   Penney (J.C.) Co., Inc. (Ba3 Moodys)
                 8.125% due 04/01/27.............................     1,982
      +1,232   Penney (J.C.) Co., Inc. (Ba3 Moodys)
                 8.25% due 08/15/22..............................     1,274
       1,500   Saks, Inc. (B1 Moodys)
                 7.50% due 12/01/10..............................     1,628
       5,400   Sonic Automotive, Inc. (B2 Moodys)
                 8.625% due 08/15/13.............................     5,697
        @940   Suburban Propane Partners LP (B1 Moodys)
                 6.875% due 12/15/13.............................       949
         410   Toys "R" Us, Inc. (Baa3 Moodys)
                 7.375% due 10/15/18.............................       410
       1,285   United Auto Group, Inc. (B3 Moodys)
                 9.625% due 03/15/12.............................     1,439
       2,000   YUM! Brands, Inc. (Ba1 Moodys)
                 7.70% due 07/01/12..............................     2,303
                                                                   --------
                                                                     21,316
                                                                   --------
               RUBBER & PLASTICS PRODUCTS -- 0.3%
       1,097   Armkel LLC (B2 Moodys)
                 9.50% due 08/15/09..............................     1,204
         955   Plastipak Holdings, Inc. (B3 Moodys)
                 10.75% due 09/01/11.............................     1,062
                                                                   --------
                                                                      2,266
                                                                   --------
               SOFTWARE & SERVICES -- 0.3%
      +1,100   Unisys Corp. (Ba1 Moodys)
                 7.25% due 01/15/05..............................     1,140
         550   Unisys Corp. (Ba1 Moodys)
                 7.875% due 04/01/08.............................       570
         700   United Components, Inc. (B3 Moodys)
                 9.375% due 06/15/13.............................       765
                                                                   --------
                                                                      2,475
                                                                   --------
               TRANSPORTATION -- 2.2%
       1,850   Dana Corp. (Ba3 Moodys)
                 6.50% due 03/15/08..............................     1,954
       1,350   Dana Corp. (Ba3 Moodys)
                 7.00% due 03/01/29..............................     1,342
     +@1,400   Dana Credit Corp. (Ba3 Moodys)
                 8.375% due 08/15/07.............................     1,505
        +120   Delta Airlines, Inc. (B3 Moodys)
                 7.90% due 12/15/09..............................        97
       2,435   Delta Airlines, Inc. (B3 Moodys)
                 8.30% due 12/15/29..............................     1,610

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               TRANSPORTATION -- (CONTINUED)
$       +633   Delta Airlines, Inc. (B3 Moodys)
                 9.00% due 05/15/16..............................  $    457
       1,500   Delta Airlines, Inc. (Baa2 Moodys)
                 7.57% due 11/18/10..............................     1,554
       3,410   Group 1 Automotive, Inc. (B1 Moodys)
                 8.25% due 08/15/13..............................     3,649
        +726   Navistar International Corp. (Ba3 Moodys)
                 9.375% due 06/01/06.............................       801
       1,075   Sequa Corp. (B1 Moodys)
                 8.875% due 04/01/08.............................     1,166
         365   TD Funding Corp. (B3 Moodys)
                 8.375% due 07/15/11.............................       388
       1,060   TRW Automotive, Inc. (B1 Moodys)
                 9.375% due 02/15/13.............................     1,211
        @605   Wabtec Corp. (Ba2 Moodys)
                 6.875% due 07/31/13.............................       627
                                                                   --------
                                                                     16,361
                                                                   --------
               UTILITIES -- 13.3%
      @5,280   AES Corp. (The) (B2 Moodys)
                 8.75% due 05/15/13..............................     5,900
         405   Allied Waste North America, Inc. (Ba3 Moodys)
                 7.625% due 01/01/06.............................       426
      +2,570   Allied Waste North America, Inc. (Ba3 Moodys)
                 7.875% due 01/01/09.............................     2,679
       1,100   Allied Waste North America, Inc. (Ba3 Moodys)
                 7.875% due 04/15/13.............................     1,191
       2,800   Allied Waste North America, Inc. (Ba3 Moodys)
                 8.875% due 04/02/08.............................     3,136
        +350   Allied Waste North America, Inc. (Ba3 Moodys)
                 9.25% due 09/01/12..............................       397
       3,150   Aquila, Inc. (B S&P)
                 7.625% due 11/15/09.............................     3,095
         650   Browning-Ferris Industries, Inc. (Ba3 Moodys)
                 6.375% due 01/15/08.............................       645
       1,505   Browning-Ferris Industries, Inc. (Ba3 Moodys)
                 7.40% due 09/15/35..............................     1,426
         500   Browning-Ferris Industries, Inc. (Ba3 Moodys)
                 7.875% due 03/15/05.............................       523
      @1,180   CMS Energy Corp. (B3 Moodys)
                 7.75% due 08/01/10..............................     1,240
         120   CMS Energy Corp. (B3 Moodys)
                 8.50% due 04/15/11..............................       130
      +2,215   CMS Energy Corp. (B3 Moodys)
                 8.90% due 07/15/08..............................     2,403

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               UTILITIES -- (CONTINUED)
$     +8,400   Calpine Canada Energy Finance LLC (Caa1 Moodys)
                 8.50% due 05/01/08..............................  $  6,699
        +200   Calpine Corp. (Caa1 Moodys)
                 8.625% due 08/15/10.............................       156
     +@2,635   Calpine Corp. (NA Moodys)
                 8.75% due 07/15/13..............................     2,569
      @1,750   Centerpoint Energy Resources (Ba1 Moodys)
                 7.875% due 04/01/13.............................     1,981
      @1,500   Centerpoint Energy, Inc. (Ba1Moodys)
                 6.85% due 06/01/15..............................     1,542
      @3,740   Dynegy Holdings, Inc. (B3 Moodys)
                 10.125% due 07/15/13............................     4,301
        +940   Edison Mission Energy (B2 Moodys)
                 7.73% due 06/15/09..............................       895
       3,915   Edison Mission Energy (B2 Moodys)
                 9.875% due 04/15/11.............................     4,072
        +975   El Paso Corp. (Caa1 Moodys)
                 7.75% due 01/15/32..............................       831
         960   El Paso Corp. (Caa1 Moodys)
                 7.80% due 08/01/31..............................       817
      +3,500   El Paso Corp. (Caa1 Moodys)
                 7.875% due 06/15/12.............................     3,308
         125   El Paso Electric Co. (Baa3 Moodys)
                 9.40% due 05/01/11..............................       146
       9,070   El Paso Natural Gas Co. (B1 Moodys)
                 7.625% due 08/01/10.............................     9,319
       1,315   GulfTerra Energy Partners LP (Ba3 Moodys)
                 6.25% due 06/01/10..............................     1,368
       1,145   Illinois Power Co. (B3 Moodys)
                 11.50% due 12/15/10.............................     1,374
       1,275   Illinova Corp. (B3 Moodys)
                 7.50% due 06/15/09..............................     1,403
       2,215   Illinova Corp. (B3 Moodys)
                 7.50% due 07/15/25..............................     2,193
         560   Kansas Gas & Electric Co. (Ba1 Moodys)
                 6.50% due 08/01/05..............................       585
         935   Kansas Gas & Electric Co. (Ba2 Moodys)
                 8.29% due 03/29/16..............................       975
       1,510   Monongahela Power Co. (Ba1Moodys)
                 5.00% due 10/01/06..............................     1,536
        @440   Nevada Power Co. (Ba2 Moodys)
                 9.00% due 08/15/13..............................       487
         150   NorAm Energy Corp. (Ba1 Moodys)
                 7.75% due 02/15/11..............................       169
      @1,455   PG&E Corp. (Not Rated)
                 6.875% due 07/15/08.............................     1,575
      +1,780   Sierra Pacific Power Co. (Ba2 Moodys)
                 8.00% due 06/01/08..............................     1,927
       1,230   Sierra Pacific Resources (Ba2 Moodys)
                 6.20% due 04/15/04..............................     1,238
       1,100   Sierra Pacific Resources (Ba2 Moodys)
                 8.50% due 01/01/23..............................     1,123

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                         VALUE #
------------                                                       --------
CORPORATE NOTES V -- (CONTINUED)
               UTILITIES -- (CONTINUED)
       1,000   Southern California Edison (Baa2 Moodys)
                 8.00% due 02/15/07..............................  $  1,144
       2,100   Tennessee Gas Pipeline Co. (B1 Moodys)
                 7.50% due 04/01/17..............................     2,168
         440   Texas Utilities Co. (Ba1 Moodys)
                 6.375% due 01/01/08.............................       463
       1,700   Transcontinental Gas Pipe Corp. (B1 Moodys)
                 8.875% due 07/15/12.............................     2,010
       1,865   Westar Energy, Inc. (Ba1 Moodys)
                 8.50% due 07/01/22..............................     1,963
         860   Westar Energy, Inc. (Ba2 Moodys)
                 9.75% due 05/01/07..............................       977
       1,000   Western Resources, Inc. (Ba1 Moodys)
                 7.65% due 04/15/23..............................     1,051
      +1,000   Williams Cos., Inc. (The) (B3 Moodys)
                 8.125% due 03/15/12.............................     1,110
       4,210   Williams Cos., Inc. (The) (B3 Moodys)
                 8.625% due 06/01/10.............................     4,726
       2,500   Williams Cos., Inc. (The) (B3 Moodys)
                 8.75% due 03/15/32..............................     2,825
      @3,260   Xcel Energy, Inc. (B2 Moodys)
                 8.00% due 12/15/13..............................     3,427
                                                                   --------
                                                                     97,644
                                                                   --------
               Total corporate notes.............................  $559,826
                                                                   ========
FOREIGN/YANKEE BONDS & NOTES V -- 13.0%
               CHEMICALS -- 0.9%
         400   Methanex Corp. (Ba1 Moodys)
                 7.75% due 08/15/05..............................  $    422
       1,275   Methanex Corp. (Ba1 Moodys)
                 8.75% due 08/15/12..............................     1,422
     +@1,800   Rhodia S.A. (Caa1 Moodys)
                 8.875% due 06/01/11.............................     1,656
 EUR  @3,250   Rhodia S.A. (Caa1 Moodys)
                 9.25% due 06/01/11..............................     3,341
                                                                   --------
                                                                      6,841
                                                                   --------
               COMMUNICATIONS -- 4.1%
       1,000   CF Cable TV, Inc. (Ba3 Moodys)
                 9.125% due 07/15/07.............................     1,055
  EUR   L780   KPNQwest N.V. (Default)
                 7.125% due 06/01/09.............................         5
    @@L2,665   KPNQwest N.V. (Default)
                 8.125% due 06/01/09.............................        --
         362   Marconi Corp., PLC (Not Rated)
                 10.00% due 10/31/08.............................       380
         835   Marconi Corp., PLC (Not Rated)
                 8.00% due 04/30/08..............................       847
       7,960   Nortel Networks Corp. (B3 Moodys)
                 4.25% due 09/01/08..............................     7,532

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                         VALUE #
------------                                                       --------
               COMMUNICATIONS -- (CONTINUED)
         835   Nortel Networks Corp. (B3 Moodys)
                 6.875% due 09/01/23.............................  $    793
       2,785   Rogers Cable, Inc. (Ba2 Moodys)
                 6.25% due 06/15/13..............................     2,806
       4,200   Rogers Cable, Inc. (Ba2 Moodys)
                 8.75% due 05/01/32..............................     4,783
       3,725   Rogers Cantel, Inc. (Ba3 Moodys)
                 9.375% due 06/01/08.............................     3,897
         575   Rogers Cantel, Inc. (Ba3 Moodys)
                 9.75% due 06/01/16..............................       693
         550   Rogers Wireless Communications, Inc. (Ba3 Moodys)
                 9.625% due 05/01/11.............................       657
       3,250   TELUS Corp. (Ba1 Moodys)
                 8.00% due 06/01/11..............................     3,800
      @2,850   Vivendi Universal S.A. (B1 Moodys)
                 6.25% due 07/15/08..............................     3,001
                                                                   --------
                                                                     30,249
                                                                   --------
               CONSUMER DURABLES -- 0.3%
 EUR  @1,875   BSN Glasspack Obligation S.A. (B1 Moodys)
                 9.25% due 08/01/09..............................     2,531
                                                                   --------
               ELECTRONICS -- 0.3%
       2,030   FIMEP S.A. (B1 Moodys)
                 10.50% due 02/15/13.............................     2,395
                                                                   --------
               FINANCIAL SERVICES -- 0.2%
 EUR  @1,200   Fresenius Finance B.V. (BB+ S&P)
                 7.75% due 04/30/09..............................     1,635
                                                                   --------
               FOOD, BEVERAGE & TOBACCO -- 0.5%
      @3,350   Burns Philp Capital Property Ltd. (B3 Moodys)
                 9.75% due 07/15/12..............................     3,585
  EUR   @285   Remy Cointreau S.A. (Ba2 Moodys)
                 6.50% due 07/01/10..............................       372
                                                                   --------
                                                                      3,957
                                                                   --------
               FOREIGN GOVERNMENTS -- 2.3%
       1,850   Brazilian Government International Bond (B2
                 Moodys)
                 10.00% due 08/07/11.............................     2,044
       1,350   Brazilian Government International Bond (B2
                 Moodys)
                 12.75% due 01/15/20.............................     1,715
 EUR   3,700   Bundesschatzanweisungen (Aaa Moodys)
                 2.50% due 09/16/05..............................     4,667
       2,225   Colombia Government International Bond (Ba2
                 Moodys)
                 10.00% due 01/23/12.............................     2,436
       1,255   Republic of Panama (Ba1 Moodys)
                 9.625% due 02/08/11.............................     1,450

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 PRINCIPAL                                                          MARKET
  AMOUNT I                                                         VALUE #
------------                                                       --------
FOREIGN/YANKEE BONDS & NOTES V -- (CONTINUED)
               FOREIGN GOVERNMENTS -- (CONTINUED)
GBP   $1,550   U.K. Treasury Gilt (Aaa Moodys)
                 8.50% due 12/07/05..............................  $  2,990
       1,900   Venezuela Government International Bond (Caa1
                 Moodys)
                 9.25% due 09/15/27..............................     1,729
                                                                   --------
                                                                     17,031
                                                                   --------
               FOREST & PAPER PRODUCTS -- 1.9%
        +950   Abitibi-Consolidated, Inc. (Ba1 Moodys)
                 6.00% due 06/20/13..............................       911
       1,400   Abitibi-Consolidated, Inc. (Ba1 Moodys)
                 8.85% due 08/01/30..............................     1,513
       3,030   Cascade, Inc. (Ba1 Moodys)
                 7.25% due 02/15/13..............................     3,197
 EUR     585   Kappa Beheer BV (B2 Moodys)
                 10.625% due 07/15/09............................       786
      +1,395   Norske Skogindustrier (Ba2 Moodys)
                 8.625% due 06/15/11.............................     1,465
         635   Pacifica Papers, Inc. (Ba2 Moodys)
                 10.00% due 03/15/09.............................       673
       3,512   Tembec Industries, Inc. (Ba3 Moodys)
                 7.75% due 03/15/12..............................     3,494
        +875   Tembec Industries, Inc. (Ba3 Moodys)
                 8.50% due 02/01/11..............................       906
       1,450   Tembec Industries, Inc. (Ba3 Moodys)
                 8.625% due 06/30/09.............................     1,494
                                                                   --------
                                                                     14,439
                                                                   --------
               HOTELS & GAMING -- 0.2%
      @1,310   Intrawest Corp. (B1 Moodys)
                 7.50% due 10/15/13..............................     1,362
                                                                   --------
               MACHINERY -- 0.1%
 EUR     381   Flowserve Finance BV (B S&P)
                 12.25% due 08/15/10.............................       543
                                                                   --------
               MEDIA & ENTERTAINMENT -- 1.4%
       2,150   British Sky Broadcasting PLC (Baa3 Moodys)
                 8.20% due 07/15/09..............................     2,560
       2,640   CanWest Media, Inc. (B1 Moodys)
                 7.625% due 04/15/13.............................     2,891
       1,445   Quebecor Media, Inc. (B2 Moodys)
                 11.125% due 07/15/11............................     1,673
       1,600   Shaw Communications, Inc. (Ba2 Moodys)
                 8.25% due 04/11/10..............................     1,812
       1,000   Sun Media Corp. (Ba3 Moodys)
                 7.625% due 02/15/13.............................     1,070
                                                                   --------
                                                                     10,006
                                                                   --------

 PRINCIPAL                                                          MARKET
   AMOUNT                                                          VALUE #
------------                                                       --------
               METALS, MINERALS & MINING -- 0.3%
$     +1,954   Crown European Holdings S.A. (B1 Moodys)
                 9.50% due 03/01/11..............................  $  2,213
                                                                   --------
               RUBBER & PLASTICS PRODUCTS -- 0.1%
         340   Norampac, Inc. (Ba2 Moodys)
                 6.75% due 06/01/13..............................       354
                                                                   --------
               TRANSPORTATION -- 0.4%
        @945   Bombardier Recreational (B3 Moodys)
                 8.375% due 12/15/13.............................       988
       1,285   CP Ships Ltd. (Ba3 Moodys)
                 10.375% due 07/15/12............................     1,491
                                                                   --------
                                                                      2,479
                                                                   --------
               Total foreign/yankee bonds & notes................  $ 96,035
                                                                   ========
   SHARES
------------
PREFERRED STOCKS -- 0.0%
               CONSUMER NON-DURABLES -- 0.0%
         *@4   Xerox Corp. ......................................  $    311
                                                                   --------
               Total preferred stocks............................  $    311
                                                                   ========
WARRANTS -- 0.0%
               COMMUNICATIONS -- 0.0%
     *##@@--   Minorplanet System USA, Inc. .....................  $     --
        *##3   Powertel, Inc. ...................................        76
        *##1   Solutia, Inc. ....................................        29
        *##5   TELUS Corp. ......................................        17
                                                                   --------
                                                                        122
                                                                   --------
               CONSUMER SERVICES -- 0.0%
        *##1   Splitrock Services, Inc. .........................        17
                                                                   --------
               Total warrants....................................  $    139
                                                                   ========
SHORT-TERM SECURITIES -- 19.6%
               INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
               SECURITIES -- 11.1%
      81,868   State Street Navigator Securities Lending Prime
                 Portfolio.......................................  $ 81,868
                                                                   --------
 PRINCIPAL
   AMOUNT
------------
               REPURCHASE AGREEMENTS -- 8.5%
$     63,085   Joint Repurchase Agreement (See Note 2(d))
                 0.84% due 01/02/04..............................    63,085
                                                                   --------
               Total short-term securities.......................  $144,953
                                                                   ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
                                                     VALUE #
                                                    ---------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,960).........    0.4%  $   3,179
Total convertible bonds (cost $1,000).....    0.2       1,183
Total convertible preferred stocks (cost
  $2,720).................................    0.3       2,329
Total corporate notes (cost $526,090).....   75.6     559,826
Total foreign/yankee bonds & notes (cost
  $91,261)................................   13.0      96,035
Total preferred stocks (cost $195)........    0.0         311
Total warrants (cost $79).................    0.0         139
Total short-term securities (cost
  $144,953)...............................   19.6     144,953
                                            -----   ---------
Total investment in securities (total cost
  $768,258) - including $80,201 of
  securities loaned (See Note 2(i)).......  109.1     807,955
Cash, receivables and other assets........    2.0      14,805
Securities lending collateral payable to
  brokers (See Note 2(i)).................  (11.1)    (81,868)
Other liabilities.........................   (0.0)        (33)
                                            -----   ---------
Net assets................................  100.0%  $ 740,859
                                            =====   =========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  2,800,000 shares authorized; 73,849 shares
  outstanding.....................................  $     74
Paid in capital...................................   724,752
Accumulated net investment income.................    35,327
Accumulated net realized loss on investments......   (59,038)
Unrealized appreciation on investments............    39,697
Unrealized appreciation on other assets and
  liabilities in foreign currencies...............        47
                                                    --------
Net assets........................................  $740,859
                                                    ========

Class IA
  Net asset value per share ($481,315 / 47,848
    shares outstanding) (2,600,000 shares
    authorized).....................................  $10.06
                                                      ======
Class IB
  Net asset value per share ($259,544 / 26,001
    shares outstanding) (200,000 shares
    authorized).....................................  $ 9.98
                                                      ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 13.4% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $91,377 or 12.3% of net assets (See Note 2(m)).

   ## Illiquid Securities. At December 31, 2003 the market value of these securities amounted to $2,517 or 0.3% of net assets (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003, was @@$-, which represents 0.0% of total net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

         EUR -- Euro

         GBP -- British Pound

    V  The bond ratings are unaudited.
    L  Debt securities are in default due to bankruptcy.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 99.5%
            AEROSPACE & DEFENSE -- 0.1%
      86    Raytheon Co. .....................................  $    2,575
                                                                ----------
            APPAREL & TEXTILE -- 0.1%
      26    Jones Apparel Group, Inc. ........................         916
      23    Liz Claiborne, Inc. ..............................         798
      22    V. F. Corp. ......................................         964
                                                                ----------
                                                                     2,678
                                                                ----------
            BANKS -- 13.0%
      72    AmSouth Bancorp...................................       1,773
     265    American Express Co. .............................      12,781
     113    BB&T Corp. .......................................       4,352
     230    Bank One Corp. ...................................      10,500
     306    Bank of America Corp. ............................      24,625
     159    Bank of New York Co., Inc. (The)..................       5,279
      48    Capital One Financial Corp. ......................       2,914
      46    Charter One Financial, Inc. ......................       1,584
   1,063    Citigroup, Inc. ..................................      51,592
      36    Comerica, Inc. ...................................       2,024
      38    Countrywide Credit Industries, Inc. ..............       2,877
     143    Federal Home Loan Mortgage Association............       8,361
     200    Federal National Mortgage Association.............      15,030
     117    Fifth Third Bancorp...............................       6,930
      26    First Tennessee National Corp. ...................       1,142
     217    Fleet Boston Financial Corp. .....................       9,485
      31    Golden West Financial Corp. ......................       3,234
      47    Huntington Bancshares, Inc. ......................       1,060
      86    KeyCorp. .........................................       2,532
     263    MBNA Corp. .......................................       6,542
      47    Marshall & Ilsley Corp. ..........................       1,786
      89    Mellon Financial Corp. ...........................       2,847
     420    Morgan (J.P.) Chase & Co. ........................      15,440
     125    National City Corp. ..............................       4,250
      31    North Fork Bancorp, Inc. .........................       1,267
      45    Northern Trust Corp. .............................       2,109
      57    PNC Financial Services Group......................       3,125
     *60    Providian Financial Corp. ........................         696
      46    Regions Financial Corp. ..........................       1,701
      93    SLM Corp. ........................................       3,499
      68    SouthTrust Corp. .................................       2,238
      69    State Street Corp. ...............................       3,586
      58    SunTrust Banks, Inc. .............................       4,150
      62    Synovus Financial Corp. ..........................       1,798
     397    U.S. Bancorp......................................      11,834
      39    Union Planters Corp. .............................       1,225
     273    Wachovia Corp. ...................................      12,707
     185    Washington Mutual, Inc. ..........................       7,433
     349    Wells Fargo Co. ..................................      20,527
      19    Zions Bancorp.....................................       1,135
                                                                ----------
                                                                   277,970
                                                                ----------
            BUSINESS SERVICES -- 0.8%
    *209    Cendant Corp. ....................................       4,648
     *96    Concord EFS, Inc. ................................       1,422
     *30    Convergys Corp. ..................................         515
      29    Equifax, Inc. ....................................         702
      17    Fluor Corp. ......................................         672

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            BUSINESS SERVICES -- (CONTINUED)
      85    Interpublic Group of Cos., Inc. (The).............  $    1,333
     *23    Monster Worldwide, Inc. ..........................         509
      39    Omnicom Group, Inc. ..............................       3,421
      78    Paychex, Inc. ....................................       2,891
     *35    Robert Half International, Inc. ..................         824
                                                                ----------
                                                                    16,937
                                                                ----------
            CHEMICALS -- 1.5%
      47    Air Products & Chemicals, Inc. ...................       2,475
      23    Avery Dennison Corp. .............................       1,276
     190    Dow Chemical Co. (The)............................       7,882
     205    du Pont (E.I.) de Nemours & Co. ..................       9,425
      16    Eastman Chemical Co. .............................         631
      10    Great Lakes Chemical Corp. .......................         283
      19    International Flavors & Fragrances, Inc. .........         676
      54    Monsanto Co. .....................................       1,554
      35    PPG Industries, Inc. .............................       2,239
      67    Praxair, Inc. ....................................       2,561
      46    Rohm & Haas Co. ..................................       1,959
                                                                ----------
                                                                    30,961
                                                                ----------
            COMMUNICATIONS -- 4.6%
    *166    ADC Telecommunications, Inc. .....................         493
      64    ALLTEL Corp. .....................................       2,995
     163    AT&T Corp. .......................................       3,303
    *559    AT&T Wireless Services, Inc. .....................       4,468
     *32    Andrew Corp. .....................................         364
     *86    Avaya, Inc. ......................................       1,111
     381    BellSouth Corp. ..................................      10,775
     *98    CIENA Corp. ......................................         648
      30    CenturyTel, Inc. .................................         969
     *40    Comverse Technology, Inc. ........................         699
    *864    Lucent Technologies, Inc. ........................       2,454
     480    Motorola, Inc. ...................................       6,748
     *71    Network Appliance, Inc. ..........................       1,459
    *227    Nextel Communications, Inc., Class A..............       6,357
     165    QUALCOMM, Inc. ...................................       8,893
    *364    Qwest Communications International, Inc. .........       1,574
      36    Rockwell Collins, Inc. ...........................       1,094
     682    SBC Communications, Inc. .........................      17,783
      31    Scientific-Atlanta, Inc. .........................         854
    *213    Sprint Corp. -- PCS Group ........................       1,199
     186    Sprint Corp. -- FON Group ........................       3,058
     *86    Tellabs, Inc. ....................................         725
     569    Verizon Communications, Inc. .....................      19,959
                                                                ----------
                                                                    97,982
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 6.2%
     162    3M Co. ...........................................      13,751
     *75    Apple Computer, Inc. .............................       1,595
  *1,422    Cisco Systems, Inc. ..............................      34,550
    *528    Dell, Inc. .......................................      17,917
    *495    EMC Corp. ........................................       6,397
     *67    Gateway, Inc. ....................................         307
     628    Hewlett-Packard Co. ..............................      14,431
     354    International Business Machines Corp. ............      32,855
      71    International Game Technology.....................       2,546

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            COMPUTERS & OFFICE EQUIPMENT -- (CONTINUED)
     *41    Jabil Circuit, Inc. ..............................  $    1,166
     *27    Lexmark International, Inc. ......................       2,086
      48    Pitney Bowes, Inc. ...............................       1,957
    *172    Solectron Corp. ..................................       1,018
      48    Symbol Technologies, Inc. ........................         803
                                                                ----------
                                                                   131,379
                                                                ----------
            CONSTRUCTION -- 0.2%
      13    Centex Corp. .....................................       1,377
      10    Kaufman & Broad Home Corp. .......................         693
      13    Pulte Corp. ......................................       1,193
                                                                ----------
                                                                     3,263
                                                                ----------
            CONSUMER DURABLES -- 0.5%
    *274    Corning, Inc. ....................................       2,858
      19    Grainger (W.W.), Inc. ............................         891
      19    Johnson Controls, Inc. ...........................       2,157
      40    Leggett & Platt, Inc. ............................         855
      95    Masco Corp. ......................................       2,616
      56    Newell Rubbermaid, Inc. ..........................       1,286
      27    Visteon Corp. ....................................         281
                                                                ----------
                                                                    10,944
                                                                ----------
            CONSUMER NON-DURABLES -- 4.0%
      12    Alberto-Culver Co., Class B.......................         762
      23    AmerisourceBergen Corp. ..........................       1,297
      49    Avon Products, Inc. ..............................       3,290
      13    Brown-Forman Corp., Class B.......................       1,170
      89    Cardinal Health, Inc. ............................       5,453
      43    Clorox Co. (The)..................................       2,111
     111    Colgate-Palmolive Co. ............................       5,540
      59    Eastman Kodak Co. ................................       1,515
      53    Ecolab, Inc. .....................................       1,452
     208    Gillette Co. (The)................................       7,656
      36    Hasbro, Inc. .....................................         766
      89    Mattel, Inc. .....................................       1,707
      60    McKesson Corp. ...................................       1,931
     *56    Medco Health Solutions, Inc. .....................       1,892
     267    Procter & Gamble Co. (The)........................      26,681
     133    SYSCO Corp. ......................................       4,965
     *91    Safeway, Inc. ....................................       1,997
      28    Supervalu, Inc. ..................................         791
      30    Tiffany & Co. ....................................       1,365
    +412    Tyco International Ltd. ..........................      10,916
    *163    Xerox Corp. ......................................       2,252
                                                                ----------
                                                                    85,509
                                                                ----------
            CONSUMER SERVICES -- 0.2%
      35    Cintas Corp. .....................................       1,765
      37    H&R Block, Inc. ..................................       2,034
      13    Ryder System, Inc. ...............................         451
                                                                ----------
                                                                     4,250
                                                                ----------
            DRUGS -- 7.9%
     322    Abbott Laboratories...............................      15,012
    *266    Amgen, Inc. ......................................      16,423

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            DRUGS -- (CONTINUED)
     *68    Biogen Idec, Inc. ................................  $    2,483
     400    Bristol-Myers Squibb Co. .........................      11,428
     *39    Chiron Corp. .....................................       2,205
     231    Eli Lilly & Co. ..................................      16,272
     *75    Forest Laboratories, Inc. ........................       4,654
     *46    Genzyme Corp. ....................................       2,280
     *50    King Pharmaceuticals, Inc. .......................         759
     *51    MedImmune, Inc. ..................................       1,295
     458    Merck & Co., Inc. ................................      21,180
   1,572    Pfizer, Inc. .....................................      55,550
     303    Schering-Plough Corp. ............................       5,265
      14    Sigma-Aldrich Corp. ..............................         819
     *22    Watson Pharmaceuticals, Inc. .....................       1,022
     274    Wyeth.............................................      11,646
                                                                ----------
                                                                   168,293
                                                                ----------
            EDUCATION -- 0.1%
     *36    Apollo Group, Inc. ...............................       2,468
                                                                ----------
            ELECTRICAL EQUIPMENT -- 0.8%
     *98    Agilent Technologies, Inc. .......................       2,866
      27    Allergan, Inc. ...................................       2,061
      43    Applera Corp. -- Applied Biosystems Group.........         888
      32    Danaher Corp. ....................................       2,905
     *40    KLA-Tencor Corp. .................................       2,351
     *10    Millipore Corp. ..................................         433
      26    PerkinElmer, Inc. ................................         445
      38    Rockwell Automation, Inc. ........................       1,368
      17    Tektronix, Inc. ..................................         550
     *39    Teradyne, Inc. ...................................       1,004
     *34    Thermo Electron Corp. ............................         845
     *25    Waters Corp. .....................................         829
                                                                ----------
                                                                    16,545
                                                                ----------
            ELECTRONICS -- 7.4%
     *72    Advanced Micro Devices, Inc. .....................       1,071
     *78    Altera Corp. .....................................       1,771
      41    American Power Conversion Corp. ..................       1,000
      76    Analog Devices, Inc. .............................       3,457
     *63    Applied Micro Circuits Corp. .....................         379
     *62    Broadcom Corp., Class A...........................       2,127
      19    Cooper Industries Ltd. ...........................       1,113
      87    Emerson Electric Co. .............................       5,615
   2,069    General Electric Co. .............................      64,090
   1,346    Intel Corp. ......................................      43,336
    *296    JDS Uniphase Corp. ...............................       1,079
     *78    LSI Logic Corp. ..................................         692
      64    Linear Technology Corp. ..........................       2,709
      68    Maxim Integrated Products, Inc. ..................       3,371
      16    Maytag Corp. .....................................         451
    *126    Micron Technology, Inc. ..........................       1,695
      39    Molex, Inc. ......................................       1,370
     *33    NVIDIA Corp. .....................................         777
     *38    National Semiconductor Corp. .....................       1,503
     *31    Novellus Systems, Inc. ...........................       1,320
     *36    PMC-Sierra, Inc. .................................         717
     *17    Power-One, Inc. ..................................         186
     *20    QLogic Corp. .....................................       1,006

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
    *107    Sanmina-SCI Corp. ................................  $    1,344
     357    Texas Instruments, Inc. ..........................      10,477
      12    Thomas & Betts Corp. .............................         277
      14    Whirlpool Corp. ..................................       1,042
     *71    Xilinx, Inc. .....................................       2,732
                                                                ----------
                                                                   156,707
                                                                ----------
            ENERGY & SERVICES -- 5.7%
      18    Amerada Hess Corp. ...............................         983
      52    Anadarko Petroleum Corp. .........................       2,639
      33    Apache Corp. .....................................       2,710
      14    Ashland, Inc. ....................................         623
     *33    BJ Services Co. ..................................       1,170
      41    Burlington Resources, Inc. .......................       2,267
     220    ChevronTexaco Corp. ..............................      19,029
     140    Conoco, Inc. .....................................       9,197
      48    Devon Energy Corp. ...............................       2,743
      24    EOG Resources, Inc. ..............................       1,094
   1,362    Exxon Mobil Corp. ................................      55,835
      90    Halliburton Co. ..................................       2,346
      21    Kerr-McGee Corp. .................................         964
      64    Marathon Oil Corp. ...............................       2,115
     *30    Nabors Industries Ltd. ...........................       1,255
     *28    Noble Corp. ......................................         988
      79    Occidental Petroleum Corp. .......................       3,351
     *19    Rowan Cos., Inc. .................................         449
     121    Schlumberger Ltd. ................................       6,598
      16    Sunoco, Inc. .....................................         813
     *66    Transocean, Inc. .................................       1,583
      53    Unocal Corp. .....................................       1,966
                                                                ----------
                                                                   120,718
                                                                ----------
            FINANCIAL SERVICES -- 2.3%
      20    Bear Stearns Cos., Inc. (The).....................       1,614
     279    Charles Schwab Corp. (The)........................       3,309
      22    Federated Investors, Inc., Class B................         658
      52    Franklin Resources, Inc. .........................       2,693
      98    Goldman Sachs Group, Inc. (The)...................       9,636
      50    Janus Capital Group, Inc. ........................         814
      56    Lehman Brothers Holdings, Inc. ...................       4,323
     195    Merrill Lynch & Co., Inc. ........................      11,425
     223    Morgan Stanley Dean Witter & Co. .................      12,911
      38    Plum Creek Timber Co., Inc. ......................       1,148
      26    T Rowe Price Group, Inc. .........................       1,218
                                                                ----------
                                                                    49,749
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 5.0%
       8    Adolph Coors Co., Class B.........................         422
     418    Altria Group, Inc. ...............................      22,774
     168    Anheuser Busch Cos., Inc. ........................       8,842
     133    Archer-Daniels-Midland Co. .......................       2,028
      85    Campbell Soup Co. ................................       2,265
     505    Coca-Cola Co. (The)...............................      25,636
      94    Coca-Cola Enterprises, Inc. ......................       2,049
     111    ConAgra Foods, Inc. ..............................       2,918
      77    General Mills, Inc. ..............................       3,483

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
      72    Heinz (H.J.) Co. .................................  $    2,640
     *23    Hercules, Inc. ...................................         279
      27    Hershey Foods Corp. ..............................       2,068
      84    Kellogg Co. ......................................       3,203
      29    McCormick & Co., Inc. ............................         861
      54    Pepsi Bottling Group, Inc. (The)..................       1,308
     354    PepsiCo, Inc. ....................................      16,488
      17    Reynolds (R.J.) Tobacco Holdings, Inc. ...........       1,012
     163    Sara Lee Corp. ...................................       3,536
      34    UST, Inc. ........................................       1,219
      46    Wrigley (W.M.) Jr. Co. ...........................       2,600
                                                                ----------
                                                                   105,631
                                                                ----------
            FOREST & PAPER PRODUCTS -- 0.9%
      11    Bemis Co., Inc. ..................................         549
      18    Boise Cascade Corp. ..............................         584
      52    Georgia-Pacific Corp. ............................       1,605
      99    International Paper Co. ..........................       4,269
     104    Kimberly-Clark Corp. .............................       6,142
     *22    Louisiana-Pacific Corp. ..........................         391
      41    MeadWestvaco Corp. ...............................       1,231
     *32    Pactiv Corp. .....................................         773
      11    Temple-Inland, Inc. ..............................         701
      45    Weyerhaeuser Co. .................................       2,897
                                                                ----------
                                                                    19,142
                                                                ----------
            HEALTH SERVICES -- 0.4%
     *16    Express Scripts, Inc. ............................       1,076
     102    HCA, Inc. ........................................       4,386
      49    Health Management Associates, Inc., Class A.......       1,186
      18    Manor Care, Inc. .................................         634
     *96    Tenet Healthcare Corp. ...........................       1,536
                                                                ----------
                                                                     8,818
                                                                ----------
            HOTELS & GAMING -- 0.2%
      78    Hilton Hotels Corp. ..............................       1,340
      48    Marriott International, Inc., Class A.............       2,200
      42    Starwood Hotels & Resorts Worldwide, Inc. ........       1,500
                                                                ----------
                                                                     5,040
                                                                ----------
            INSURANCE -- 5.5%
      60    Ace Ltd. .........................................       2,481
      31    Aetna, Inc. ......................................       2,124
     108    AFLAC, Inc. ......................................       3,923
     151    Allstate Corp. (The)..............................       6,496
      23    Ambac Financial Group, Inc. ......................       1,589
     560    American International Group, Inc. ...............      37,100
     *29    Anthem, Inc. .....................................       2,138
      65    Aon Corp. ........................................       1,547
      30    CIGNA Corp. ......................................       1,708
      40    Chubb Corp. (The).................................       2,743
      34    Cincinnati Financial Corp. .......................       1,442
     *33    Humana, Inc. .....................................         757
      30    Jefferson-Pilot Corp. ............................       1,509
      61    John Hancock Financial Services, Inc. ............       2,295
      38    Lincoln National Corp. ...........................       1,520
      40    Loews Corp. ......................................       1,968

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
      31    MBIA, Inc. .......................................  $    1,833
      21    MGIC Investment Corp. ............................       1,205
     109    Marsh & McLennan Cos., Inc. ......................       5,231
     161    MetLife, Inc. ....................................       5,411
      68    Principal Financial Group (The)...................       2,259
      46    Progressive Corp. (The)...........................       3,871
     114    Prudential Financial, Inc. .......................       4,774
      30    SAFECO Corp. .....................................       1,157
      49    St. Paul Cos., Inc. (The).........................       1,942
      24    Torchmark Corp. ..................................       1,090
     216    Travelers Property Casualty Corp. -- Class B......       3,659
     121    UnitedHealth Group, Inc. .........................       7,032
      63    UnumProvident Corp. ..............................         987
     *31    Wellpoint Health Networks, Inc. ..................       3,039
      30    XL Capital Ltd., Class A..........................       2,288
                                                                ----------
                                                                   117,118
                                                                ----------
            MACHINERY -- 1.4%
     *15    American Standard Cos., Inc. .....................       1,511
    *343    Applied Materials, Inc. ..........................       7,693
      69    Baker Hughes, Inc. ...............................       2,218
      16    Black & Decker Corp. (The)........................         788
      72    Caterpillar, Inc. ................................       5,941
       9    Cummins, Inc. ....................................         428
      49    Deere (John) & Co. ...............................       3,217
      42    Dover Corp. ......................................       1,657
      16    Eaton Corp. ......................................       1,688
      36    Ingersoll Rand Co. ...............................       2,426
      26    Pall Corp. .......................................         690
      24    Parker-Hannifin Corp. ............................       1,452
      17    Stanley Works (The)...............................         632
                                                                ----------
                                                                    30,341
                                                                ----------
            MEDIA & ENTERTAINMENT -- 3.9%
     *14    American Greetings Corp. .........................         300
     127    Clear Channel Communications, Inc. ...............       5,938
    *464    Comcast Corp., Class A ...........................      15,244
      23    Donnelly (R.R.) & Sons Co. .......................         706
      17    Dow Jones & Co., Inc. ............................         837
      56    Gannett Co., Inc. ................................       4,976
      23    Harrah's Entertainment, Inc. .....................       1,131
      16    Knight-Ridder, Inc. ..............................       1,274
      39    McGraw-Hill Cos., Inc. (The)......................       2,758
      10    Meredith Corp. ...................................         506
      31    New York Times Co. (The), Class A.................       1,466
    *932    Time Warner, Inc. ................................      16,761
      64    Tribune Co. ......................................       3,322
    *+66    Univision Communications, Inc. ...................       2,635
     360    Viacom, Inc., Class B.............................      15,993
     421    Walt Disney Co. (The).............................       9,832
                                                                ----------
                                                                    83,679
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.4%
      11    Bard (C.R.), Inc. ................................         867
      11    Bausch & Lomb, Inc. ..............................         560
     126    Baxter International, Inc. .......................       3,836

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            MEDICAL INSTRUMENT & SUPPLIES -- (CONTINUED)
      52    Becton, Dickinson & Co. ..........................  $    2,152
      53    Biomet, Inc. .....................................       1,918
    *169    Boston Scientific Corp. ..........................       6,205
      64    Guidant Corp. ....................................       3,858
     612    Johnson & Johnson.................................      31,591
     250    Medtronic, Inc. ..................................      12,139
     *36    St. Jude Medical, Inc. ...........................       2,181
      41    Stryker Corp. ....................................       3,494
     *50    Zimmer Holdings, Inc. ............................       3,509
                                                                ----------
                                                                    72,310
                                                                ----------
            METALS, MINERALS & MINING -- 1.3%
     178    Alcoa, Inc. ......................................       6,776
      17    Allegheny Technologies, Inc. .....................         220
      12    Ball Corp. .......................................         691
      12    Crane Co. ........................................         375
      26    Engelhard Corp. ..................................         773
      30    Fortune Brands, Inc. .............................       2,148
      38    Freeport-McMoRan Copper & Gold, Inc., Class B.....       1,585
      63    Illinois Tool Works, Inc. ........................       5,323
      89    Newmont Mining Corp. .............................       4,328
      16    Nucor Corp. ......................................         901
     *18    Phelps Dodge Corp. ...............................       1,402
      12    Snap-On, Inc. ....................................         387
      21    United States Steel Corp. ........................         746
      21    Vulcan Materials Co. .............................         995
      18    Worthington Industries, Inc. .....................         319
                                                                ----------
                                                                    26,969
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 0.4%
      19    Apartment Investment & Management Co., Class A....         669
      82    Equity Office Properties Trust....................       2,361
      57    Equity Residential Properties Trust...............       1,676
      37    Prologis..........................................       1,191
      39    Simon Property Group, Inc. .......................       1,826
                                                                ----------
                                                                     7,723
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 0.2%
      31    Moody's Corp. ....................................       1,854
     *21    Quest Diagnostics, Inc. ..........................       1,565
                                                                ----------
                                                                     3,419
                                                                ----------
            RETAIL -- 7.5%
      76    Albertson's, Inc. ................................       1,712
     *18    AutoZone, Inc. ...................................       1,558
     *57    AutoNation, Inc. .................................       1,042
     *61    Bed Bath & Beyond, Inc. ..........................       2,645
      67    Best Buy Co., Inc. ...............................       3,482
     *24    Big Lots, Inc. ...................................         342
      81    CVS Corp. ........................................       2,939
      43    Circuit City Stores Group.........................         437
     *94    Costco Wholesale Corp. ...........................       3,507
      34    Darden Restaurants, Inc. .........................         715
      17    Dillard's, Inc., Class A..........................         282

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
      69    Dollar General Corp. .............................  $    1,458
    *133    eBay, Inc. .......................................       8,597
      36    Family Dollar Stores, Inc. .......................       1,274
      37    Federated Department Stores, Inc. ................       1,757
     185    Gap, Inc. (The)...................................       4,284
     469    Home Depot, Inc. (The)............................      16,638
     *70    Kohl's Corp. .....................................       3,148
    *154    Kroger Co. (The)..................................       2,841
     106    Limited Brands, Inc. .............................       1,920
     162    Lowe's Cos., Inc. ................................       8,972
      59    May Department Stores Co. (The)...................       1,728
     262    McDonald's Corp. .................................       6,493
      28    Nordstrom, Inc. ..................................         973
     *65    Office Depot, Inc. ...............................       1,078
      56    Penney (J.C.) Co., Inc. ..........................       1,478
      34    RadioShack Corp. .................................       1,038
      52    Sears, Roebuck & Co. .............................       2,381
      30    Sherwin-Williams Co. (The)........................       1,044
    *102    Staples, Inc. ....................................       2,785
     *81    Starbucks Corp. ..................................       2,665
     104    TJX Cos., Inc. (The)..............................       2,286
     188    Target Corp. .....................................       7,211
     *44    Toys "R" Us, Inc. ................................         556
     892    Wal-Mart Stores, Inc. ............................      47,305
     211    Walgreen Co. .....................................       7,686
      23    Wendy's International, Inc. ......................         922
     +29    Winn-Dixie Stores, Inc. ..........................         290
     *61    YUM! Brands, Inc. ................................       2,083
                                                                ----------
                                                                   159,552
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 0.3%
      15    Cooper Tire & Rubber Co. .........................         326
     +36    Goodyear Tire & Rubber Co. (The)..................         284
      54    NIKE, Inc., Class B...............................       3,705
      12    Reebok International Ltd. ........................         479
     *18    Sealed Air Corp. .................................         950
      12    Tupperware Corp. .................................         210
                                                                ----------
                                                                     5,954
                                                                ----------
            SOFTWARE & SERVICES -- 6.1%
      48    Adobe Systems, Inc. ..............................       1,894
      23    Autodesk, Inc. ...................................         565
     123    Automatic Data Processing, Inc. ..................       4,853
     *47    BMC Software, Inc. ...............................         869
     *34    Citrix Systems, Inc. .............................         716
     119    Computer Associates International, Inc. ..........       3,262
     *39    Computer Sciences Corp. ..........................       1,708
     *79    Compuware Corp. ..................................         478
      10    Deluxe Corp. .....................................         432
     *61    Electronic Arts, Inc. ............................       2,934
      99    Electronic Data Systems Corp. ....................       2,430
     150    First Data Corp. .................................       6,172
     *40    Fiserv, Inc. .....................................       1,578
      49    IMS Health, Inc. .................................       1,226
     *41    Intuit, Inc. .....................................       2,164
     *19    Mercury Interactive Corp. ........................         905

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            SOFTWARE & SERVICES -- (CONTINUED)
   2,228    Microsoft Corp. ..................................  $   61,347
     *20    NCR Corp. ........................................         757
     *77    Novell, Inc. .....................................         809
  *1,077    Oracle Corp. .....................................      14,214
     *55    Parametric Technology Corp. ......................         216
     *77    PeopleSoft, Inc. .................................       1,762
    *102    Siebel Systems, Inc. .............................       1,418
    *673    Sun Microsystems, Inc. ...........................       3,022
     *59    SunGard Data Systems, Inc. .......................       1,640
     *64    Symantec Corp. ...................................       2,200
     *68    Unisys Corp. .....................................       1,011
     *88    VERITAS Software Corp. ...........................       3,274
    *135    Yahoo!, Inc. .....................................       6,117
                                                                ----------
                                                                   129,973
                                                                ----------
            TRANSPORTATION -- 4.6%
     173    Boeing Co. (The)..................................       7,304
      19    Brunswick Corp. ..................................         602
      77    Burlington Northern Santa Fe Corp. ...............       2,475
      44    CSX Corp. ........................................       1,585
     130    Carnival Corp. ...................................       5,157
      31    Dana Corp. .......................................         561
     115    Delphi Corp. .....................................       1,179
      25    Delta Airlines, Inc. .............................         301
      61    FedEx Corp. ......................................       4,148
     377    Ford Motor Co. ...................................       6,036
      41    General Dynamics Corp. ...........................       3,683
     116    General Motors Corp. .............................       6,168
      36    Genuine Parts Co. ................................       1,191
      24    Goodrich Corp. ...................................         720
      62    Harley-Davidson, Inc. ............................       2,966
     178    Honeywell International, Inc. ....................       5,939
      19    ITT Industries, Inc. .............................       1,409
      93    Lockheed Martin Corp. ............................       4,774
     *14    Navistar International Corp. .....................         676
      80    Norfolk Southern Corp. ...........................       1,902
      38    Northrop Grumman Corp. ...........................       3,607
      24    PACCAR, Inc. .....................................       2,046
      30    Sabre Holdings Corp. .............................         638
     162    Southwest Airlines Co. ...........................       2,617
      28    Textron, Inc. ....................................       1,597
      53    Union Pacific Corp. ..............................       3,655
     232    United Parcel Service, Inc. ......................      17,266
      97    United Technologies Corp. ........................       9,190
                                                                ----------
                                                                    99,392
                                                                ----------
            UTILITIES -- 3.0%
    *128    AES Corp. (The)...................................       1,212
     *26    Allegheny Energy, Inc. ...........................         334
     *66    Allied Waste Industries, Inc. ....................         916
      33    Ameren Corp. .....................................       1,539
      81    American Electric Power Co., Inc. ................       2,482
      33    CMS Energy Corp. .................................         283
    *+85    Calpine Corp. ....................................         409
      63    Centerpoint Energy, Inc. .........................         611
      37    Cinergy Corp. ....................................       1,425
     *59    Citizens Communications Co. ......................         728

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)
      46    Consolidated Edison, Inc. ........................  $    1,997
      34    Constellation Energy Group, Inc. .................       1,351
      35    DTE Energy Co. ...................................       1,366
      67    Dominion Resources, Inc. .........................       4,267
     187    Duke Energy Corp. ................................       3,824
      78    Dynegy Inc., Class A..............................         333
     *67    Edison International..............................       1,472
     125    El Paso Corp. ....................................       1,026
      47    Entergy Corp. ....................................       2,691
      67    Exelon Corp. .....................................       4,471
      38    FPL Group, Inc. ..................................       2,478
      68    FirstEnergy Corp. ................................       2,391
      33    KeySpan Corp. ....................................       1,207
      25    Kinder Morgan, Inc. ..............................       1,501
       9    NICOR, Inc. ......................................         308
      54    NiSource, Inc. ...................................       1,187
     *85    PG&E Corp. .......................................       2,373
      37    PPL Corp. ........................................       1,597
       8    Peoples Energy Corp. .............................         320
      19    Pinnacle West Capital Corp. ......................         751
      50    Progress Energy, Inc. ............................       2,285
      48    Public Service Enterprise Group, Inc. ............       2,121
      47    Sempra Energy.....................................       1,402
     151    Southern Co. (The)................................       4,562
     +39    TECO Energy, Inc. ................................         558
      67    TXU Corp. ........................................       1,583
     120    Waste Management, Inc. ...........................       3,552
     107    Williams Cos., Inc. (The).........................       1,049
      82    Xcel Energy, Inc. ................................       1,396
                                                                ----------
                                                                    65,358
                                                                ----------
            Total common stocks...............................  $2,119,347
                                                                ==========
SHORT-TERM SECURITIES -- 1.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.4%
   8,871    Boston Global Investment Trust....................  $    8,871
                                                                ----------
PRINCIPAL
 AMOUNT
 -------
            REPURCHASE AGREEMENTS -- 1.1%
 $22,860    Joint Repurchase Agreement (See Note 2(d))
              0.84% due 01/02/04..............................      22,860
                                                                ----------
            U.S. TREASURY BILLS -- 0.1%
   1,800    0.84% due 03/18/04................................       1,797
     525    0.84% due 03/18/04................................         524
                                                                ----------
                                                                     2,321
                                                                ----------
            Total short-term securities.......................  $   34,052
                                                                ==========

                                                              MARKET
                                                             VALUE #
                                                            ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,953,628).............   99.5%  $2,119,347
Total short-term securities (cost $34,052)........    1.6       34,052
                                                    -----   ----------
Total investment in securities (total cost
  $1,987,680) -- including $8,575 of securities
  loaned (See Note 2(i))..........................  101.1    2,153,399
Cash, receivables and other assets................    0.1        3,019
Payable for securities purchased..................   (0.7)     (14,647)
Payable for Fund shares redeemed..................   (0.1)      (2,405)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (0.4)      (8,871)
Other liabilities.................................   (0.0)        (105)
                                                    -----   ----------
Net assets........................................  100.0%  $2,130,390
                                                    =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 4,000,000
  shares authorized; 72,006 shares outstanding......  $       72
Paid in capital.....................................   1,965,154
Accumulated net investment income...................       1,722
Accumulated net realized loss on investments........      (2,595)
Unrealized appreciation on investments..............     165,719
Unrealized appreciation on futures contracts ++.....         318
                                                      ----------
Net assets..........................................  $2,130,390
                                                      ==========

Class IA
  Net asset value per share ($1,934,490 / 65,362 shares
    outstanding) (3,500,000 shares authorized).........  $29.60
                                                         ======
Class IB
  Net asset value per share ($195,900 / 6,644 shares
    outstanding) (500,000 shares authorized)...........  $29.49
                                                         ======

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

   ++ The Fund had 49 Standard & Poor's 500 March 2004 Futures contracts open as of December 31, 2003. These contracts had a value of $13,605 as of December 31, 2003 and were collateralized by various U.S. Treasury Bills with a market value of $2,321.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 98.0%
            AUSTRALIA -- 0.5%
    -981    Rinker Group Ltd. (Construction)..................  $  4,853
                                                                --------
            AUSTRIA -- 0.6%
   *-413    Telekom Austria AG (Communications)...............     5,101
                                                                --------
            BRAZIL -- 1.8%
     144    Empresa Brasileira de Aeronautica S.A., ADR
             (Transportation).................................     5,055
     176    Petroleo Brasileiro S.A., ADR
             (Energy & Services)..............................     5,146
     238    Unibanco GDR (Banks)..............................     5,928
                                                                --------
                                                                  16,129
                                                                --------
            CANADA -- 5.6%
     133    Canadian National Railway Co. (Transportation)....     8,423
    *304    Inco Ltd. (Metals, Minerals & Mining).............    12,151
    +361    National Bank of Canada (Banks)...................    12,041
    +156    Royal Bank of Canada (Banks)......................     7,456
    +181    Talisman Energy, Inc. (Energy & Services).........    10,315
                                                                --------
                                                                  50,386
                                                                --------
            CHINA -- 0.6%
 -13,200    China Telecom Corp., Ltd. (Communications)........     5,449
                                                                --------
            FINLAND -- 0.8%
    -422    Nokia Oyj (Agriculture & Fishing).................     7,218
                                                                --------
            FRANCE -- 14.7%
    -323    AXA (Financial Services)..........................     6,953
    -193    Aventis S.A. (Drugs)..............................    12,804
    -154    BNP Paribas S.A. (Banks)..........................     9,755
   +-186    Carrefour S.A. (Retail)...........................    10,222
    +151    Essilor International S.A. (Retail)...............     7,819
   +-387    France Telecom S.A. (Communications)..............    11,052
   +-220    Lafarge S.A. (Construction).......................    19,710
   +-100    Pinault Printemps Redoute S.A. (Retail)...........     9,645
    -165    Schneider Electric S.A. (Electrical Equipment)....    10,784
    -223    Societe Television Francaise (Media &
             Entertainment)...................................     7,801
    -139    TotalFinaElf S.A., B shares (Energy & Services)...    25,733
                                                                --------
                                                                 132,278
                                                                --------
            GERMANY -- 4.3%
     184    BMW AG (Transportation)...........................     8,511
   +-142    Metro AG (Retail).................................     6,271
     -54    SAP AG (Software & Services)......................     8,958
     115    Schering AG (Drugs)...............................     5,799
    -146    Veba AG (Utilities)...............................     9,516
                                                                --------
                                                                  39,055
                                                                --------
            IRELAND -- 0.6%
   *+218    Elan Corp., ADR (Drugs)...........................     1,503
    *513    Ryanair Holdings PLC (Transportation).............     4,267
                                                                --------
                                                                   5,770
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            ITALY -- 3.7%
   +-680    ENI S.p.A. (Energy & Services)....................  $ 12,891
    +908    Fiat S.p.A. (Consumer Durables)...................     6,967
 +-2,539    UniCredito Italiano S.p.A. (Financial Services)...    13,725
                                                                --------
                                                                  33,583
                                                                --------
            JAPAN -- 15.3%
   +-783    Asahi Glass Co., Ltd. (Construction)..............     6,446
 +-1,058    Bank of Yokohama Ltd. (The) (Banks)...............     4,936
    -384    Dai Nippon Printing Co., Ltd.
             (Business Services)..............................     5,424
    -207    Fuji Photo Film Co., Ltd. (Consumer Non-
             Durables)........................................     6,762
    -180    Honda Motor Co., Ltd. (Transportation)............     8,104
      -1    Japan Tobacco, Inc. (Food, Beverage & Tobacco)....     4,423
     -22    Keyence Corp. (Machinery).........................     4,690
    -465    Matsushita Electric Industrial Co.
             (Electronics)....................................     6,471
      -8    NTT DoCoMo, Inc. (Communications).................    18,200
     -59    Nintendo Co., Ltd. (Consumer Non-Durables)........     5,507
     -38    Nomura Research Institut (Business Services)......     3,767
    -186    Nomura Securities (Insurance).....................     3,156
     -30    Obic Co., Ltd. (Software & Services)..............     6,054
    -236    Olympus Optical Co., Ltd. (Medical Instruments &
             Supplies)........................................     5,150
     -73    Orix Corp. (Financial Services)...................     6,088
     -54    Rohm Co., Ltd. (Electronics)......................     6,324
     *-5    SKY Perfect Communications, Inc.
             (Communications).................................     6,305
    -204    Shin-Etsu Chemical Co., Ltd. (Chemicals)..........     8,375
   +-252    Shionogi & Co., Ltd. (Drugs)......................     4,705
    -697    Sompo Japan Insurance, Inc. (Insurance)...........     5,752
    +-74    Sony Corp. (Electronics)..........................     2,554
     122    Sony Corp., ADR (Electronics).....................     4,226
   +-751    Sumitomo Trust & Banking Co., Ltd. (The)
             (Banks)..........................................     4,484
                                                                --------
                                                                 137,903
                                                                --------
            MALAYSIA -- 1.8%
  -2,500    Berjaya Sports Toto BHD (Software & Services).....     2,670
  -2,045    Malayan Banking (Banks)...........................     5,194
  -3,183    Public Bank BHD (Financial Services)..............     2,592
  -2,031    Resort World Berhad (Hotels & Gaming).............     5,390
                                                                --------
                                                                  15,846
                                                                --------
            MEXICO -- 0.9%
     298    America Movil S.A. de C.V., ADR
             (Communications).................................     8,156
                                                                --------
            NETHERLANDS -- 2.5%
    -291    Akzo Nobel N.V. (Chemicals).......................    11,148
 *-1,145    Koninklijke KPN N.V. (Communications).............     8,858
     -88    TNT Post Group N.V. (Consumer Services)...........     2,063
                                                                --------
                                                                  22,069
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RUSSIA -- 1.0%
      55    JSC Mining & Smelting Co., ADR (Metals, Minerals &
             Mining)..........................................  $  3,564
      44    Sibnef ADR (Energy & Services)....................     1,243
    +142    Surgutneftegaz ADR (Energy & Services)............     4,135
                                                                --------
                                                                   8,942
                                                                --------
            SOUTH AFRICA -- 0.5%
    -106    Anglo American Platinum Corp., Ltd. (Metals,
             Minerals & Mining)...............................     4,598
                                                                --------
            SOUTH KOREA -- 4.4%
   *-957    Kia Motors Corp. (Transportation).................     8,741
   *-294    Kookmin Bank (Banks)..............................    11,146
   *-142    LG Electronics, Inc. (Electronics)................     6,963
    *201    SK Corp. (Energy & Services)......................     4,631
     -47    SK Telecom Co., Ltd. (Communications).............     7,879
                                                                --------
                                                                  39,360
                                                                --------
            SWEDEN -- 1.3%
  -1,560    Nordea AB (Banks).................................    11,718
                                                                --------
            SWITZERLAND -- 8.4%
  +2,526    ABB Ltd. (Construction)...........................    12,804
     -76    Nestle S.A. (Food, Beverage & Tobacco)............    18,856
    -175    Roche Holdings AG (Drugs).........................    17,721
   +-241    STMicroelectronics N.V. (Electronics).............     6,552
    -294    UBS AG (Banks)....................................    20,115
                                                                --------
                                                                  76,048
                                                                --------
            TAIWAN -- 1.5%
    @328    China Steel Corp., GDR (Metals, Minerals &
             Mining)..........................................     5,456
 *-9,178    United Microelectronics Corp. (Electronics).......     7,861
                                                                --------
                                                                  13,317
                                                                --------
            TURKEY -- 0.4%
 602,883    Akbank TAS (Banks)................................     3,154
                                                                --------
            UNITED KINGDOM -- 24.8%
    -286    AstraZeneca PLC (Drugs)...........................    13,741
    -445    Aviva PLC (Financial Services)....................     3,931
  -2,632    BP PLC (Energy & Services)........................    21,400
 *-1,696    British Airways PLC (Transportation)..............     7,067
   *-524    British Sky Broadcasting PLC (Media &
             Entertainment)...................................     6,599
  -1,178    Capita Group PLC (Business Services)..............     5,145
  -2,373    Compass Group PLC (Food,
             Beverage & Tobacco)..............................    16,181
  *9,516    Corus Group PLC (Metals, Minerals & Mining).......     5,110
    -604    GlaxoSmithKline PLC (Drugs).......................    13,930
    -318    HBOS PLC (Banks)..................................     4,127
    -784    HSBC Holdings PLC (Banks).........................    12,344
  -1,701    Hilton Group PLC (Hotels & Gaming)................     6,845
    -330    Imperial Tobacco Group PLC (Food, Beverage &
             Tobacco).........................................     6,503
  -1,136    Kingfisher PLC (Retail)...........................     5,687
  -1,304    National Grid Transco PLC (Energy & Services).....     9,382
    -648    Pearson PLC (Media & Entertainment)...............     7,216

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            UNITED KINGDOM -- (CONTINUED)
    -420    Reckitt Benckiser PLC (Consumer Non-Durables).....  $  9,497
    -416    Rio Tinto PLC (Metals, Minerals & Mining).........    11,455
    -641    Royal Bank of Scotland Group PLC (Banks)..........    18,918
 -10,248    Vodafone Group PLC (Communications)...............    25,463
  -1,317    WWP Group PLC (Business Services).................    12,927
                                                                --------
                                                                 223,468
                                                                --------
            UNITED STATES OF AMERICA -- 2.0%
    *280    Accenture Ltd. (Business Services)................     7,377
     370    Tyco International Ltd. (Consumer Non-Durables)...     9,794
                                                                --------
                                                                  17,171
                                                                --------
            Total common stocks...............................  $881,572
                                                                ========
SHORT-TERM SECURITIES -- 11.8%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 10.0%
  89,576    State Street Navigator Securities Lending Prime
             Portfolio........................................  $ 89,576
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.8%
 $16,632    Joint Repurchase Agreement (See Note 2(d))
             0.833% due 01/02/04..............................    16,632
                                                                --------
            Total short-term securities.......................  $106,208
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $738,995)...............   98.0%  $881,572
Total short-term securities (cost $106,208).......   11.8    106,208
                                                    -----   --------
Total investment in securities (total cost
  $845,203) -- including $85,210 of securities
  loaned (See Note 2(i))..........................  109.8    987,780
Cash, receivables and other assets................    2.7     24,654
Payable for securities purchased..................   (2.5)   (22,294)
Payable for Fund shares redeemed..................   (0.0)      (405)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (10.0)   (89,576)
Other liabilities.................................   (0.0)      (153)
                                                    -----   --------
Net assets........................................  100.0%  $900,006
                                                    =====   ========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  2,625,000 shares authorized; 89,031 shares
  outstanding.....................................  $       89
Paid in capital...................................   1,113,599
Accumulated net investment income.................       1,085
Accumulated net realized loss on investments......    (357,332)
Unrealized appreciation on investments............     142,577
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g)) @@@..........          22
Unrealized depreciation on other assets and
  liabilities in foreign currencies...............         (34)
                                                    ----------
Net assets........................................  $  900,006
                                                    ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                    MARKET
                                                    VALUE #
                                                    -------
Class IA
  Net asset value per share ($823,760 / 81,478
    shares outstanding) (2,000,000 shares
    authorized)...................................  $10.11
                                                    ======
Class IB
  Net asset value per share ($76,246 / 7,554
    shares outstanding) (625,000 shares
    authorized)...................................  $10.09
                                                    ======

DIVERSIFICATION BY INDUSTRY
Agriculture & Fishing.............................   0.8%  $  7,218
Banks.............................................  14.6    131,316
Business Services.................................   3.8     34,640
Chemicals.........................................   2.2     19,523
Communications....................................  11.2    100,689
Construction......................................   4.9     43,813
Consumer Durables.................................   0.8      6,967
Consumer Non-Durables.............................   3.5     31,560
Consumer Services.................................   0.2      2,063
Drugs.............................................   7.8     70,203
Electrical Equipment..............................   1.2     10,784
Electronics.......................................   4.1     36,725
Energy & Services.................................  10.5     94,876
Financial Services................................   3.7     33,289
Food, Beverage & Tobacco..........................   5.1     45,963
Hotels & Gaming...................................   1.4     12,235
Insurance.........................................   1.0      8,908
Machinery.........................................   0.5      4,690
Media & Entertainment.............................   2.4     21,616
Medical Instruments & Supplies....................   0.6      5,150
Metals, Minerals & Mining.........................   4.7     42,334
Retail............................................   4.4     39,644
Software & Services...............................   2.0     17,682
Transportation....................................   5.6     50,168
Utilities.........................................   1.0      9,516
                                                    ----   --------
    Total common stocks...........................  98.0%  $881,572
                                                    ====   ========

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 96.0% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $5,456 or 0.6% of net assets (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $710,543, which represents 78.9% of total net assets.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Buy)             $  749            $    742         1/2/2004              $  7
British Pound (Buy)              4,048               4,023         1/5/2004                25
Canadian Dollars (Buy)             298                 297         1/6/2004                 1
Canadian Dollars (Buy)           1,632               1,630         1/5/2004                 2
Canadian Dollars (Buy)           4,643               4,585         1/2/2004                58
EURO (Buy)                       1,818               1,811         1/5/2004                 7
EURO (Buy)                       3,556               3,540         1/6/2004                16
EURO (Sell)                        245                 241         1/2/2004                (4)
EURO (Sell)                        313                 309         1/2/2004                (4)
EURO (Sell)                        352                 348         1/2/2004                (4)
EURO (Sell)                        478                 474         1/5/2004                (4)
EURO (Sell)                        684                 677         1/2/2004                (7)
EURO (Sell)                        758                 754         1/6/2004                (4)
EURO (Sell)                      9,438               9,339         1/2/2004               (99)
Japanese Yen (Sell)              1,161               1,163         1/7/2004                 2
South African Rands (Buy)          870                 842         1/2/2004                28
Swiss Franc (Buy)                  570                 568         1/6/2004                 2
                                                                                         ----
                                                                                         $ 22
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL STOCK HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               MARKET
 SHARES                                                        VALUE #
---------                                                      -------
COMMON STOCKS -- 98.4%
           AUSTRALIA -- 1.5%
     -160  Broken Hill Proprietary Co., Ltd. (Metals,
             Minerals & Mining)..............................  $ 1,460
                                                               -------
           DENMARK -- 0.5%
       12  Novo Nordisk (Drugs)..............................      485
                                                               -------
           FINLAND -- 2.9%
     -160  Nokia Oyj (Agriculture & Fishing).................    2,741
                                                               -------
           FRANCE -- 10.9%
      -22  Aventis S.A. (Drugs)..............................    1,465
     +-24  BNP Paribas S.A. (Banks)..........................    1,535
      -10  Carrefour S.A. (Retail)...........................      562
      -68  Credit Agricole S.A. (Banks)......................    1,631
     +-22  Lagardere S.C.A. (Media & Entertainment)..........    1,249
      -12  Schneider Electric S.A. (Electrical Equipment)....      780
      -17  TotalFinaElf S.A., B Shares (Energy & Services)...    3,118
                                                               -------
                                                                10,340
                                                               -------
           GERMANY -- 4.9%
       13  BMW AG (Transportation)...........................      603
     -106  Deutsche Telekom AG (Communications)..............    1,923
       -4  Muenchener Rueckversicherungs Gesellschaft AG
             (Insurance).....................................      488
       -1  Porsche AG (Transportation).......................      565
     +-13  Siemens AG (Electronics)..........................    1,045
                                                               -------
                                                                 4,624
                                                               -------
           HONG KONG -- 1.4%
      175  CLP Holdings Ltd. (Energy & Services).............      834
     -318  Hong Kong & China Gas (Energy & Services).........      486
                                                               -------
                                                                 1,320
                                                               -------
           IRELAND -- 4.0%
       60  Allied Irish Banks PLC (Banks)....................      956
      112  Bank of Ireland (Banks)...........................    1,528
      -63  CRH PLC (Metals, Minerals & Mining)...............    1,289
                                                               -------
                                                                 3,773
                                                               -------
           ITALY -- 3.2%
    +-112  ENI S.p.A. (Energy & Services)....................    2,115
     -219  Snam Rete Gas S.p.A. (Transportation).............      928
                                                               -------
                                                                 3,043
                                                               -------
           JAPAN -- 17.5%
      -30  Acom Co., Ltd. (Financial Services)...............    1,380
      -41  Canon, Inc. (Computers & Office Equipment)........    1,950
     @@--  East Japan Railway Co. (Transportation)...........    1,136
      -17  Fanuc Ltd. (Electronics)..........................      995
       -2  Funai Electric Co., Ltd. (Electronics)............      262
      -30  Honda Motor Co., Ltd. (Transportation)............    1,330
    -@@--  Japan Tobacco, Inc. (Food, Beverage & Tobacco)....      293
      -29  Kao Corp. (Consumer Non-Durables).................      591
       *6  NEC Electronics Corp. (Electronics)...............      432
       -1  NTT DoCoMo, Inc. (Communications).................    1,313
     -138  Nissan Motor Co., Ltd. (Transportation)...........    1,553

                                                               MARKET
 SHARES                                                        VALUE #
---------                                                      -------
           JAPAN -- (CONTINUED)
     -109  Nomura Securities (Insurance).....................  $ 1,850
       -4  Rohm Co., Ltd. (Electronics)......................      495
      -12  Shin-Etsu Chemical Co., Ltd. (Chemicals)..........      497
      -43  Takeda Chemical Industries Ltd. (Medical
             Instruments & Supplies).........................    1,690
      232  Tokyo Gas Co., Ltd. (Energy & Services)...........      827
                                                               -------
                                                                16,594
                                                               -------
           NETHERLANDS -- 7.9%
      -30  ABN AMRO Holdings N.V. (Financial Services).......      702
       34  Heineken N.V. (Food, Beverage & Tobacco)..........    1,283
    *-246  Koninklijke KPN N.V. (Communications).............    1,901
      -69  Philips Electronics N.V. (Electronics)............    2,019
      -30  Royal Dutch Petroleum Co. (Energy & Services).....    1,587
                                                               -------
                                                                 7,492
                                                               -------
           NORWAY -- 0.5%
      -38  Statoil ASA, Class A (Metals, Minerals &
             Mining).........................................      431
                                                               -------
           SINGAPORE -- 2.1%
      167  Oversea-Chinese Banking Corp., Ltd. (Banks).......    1,190
     -100  United Overseas Bank Ltd. (Financial Services)....      781
                                                               -------
                                                                 1,971
                                                               -------
           SPAIN -- 2.7%
      -35  Altadis S.A. (Food, Beverage & Tobacco)...........      989
     +-84  Endesa S.A. (Utilities)...........................    1,607
                                                               -------
                                                                 2,596
                                                               -------
           SWEDEN -- 0.5%
     +-14  Sandvik AB (Construction).........................      493
                                                               -------
           SWITZERLAND -- 9.4%
      -52  Compagnie Financiere Richemont AG (Retail)........    1,240
      -62  Credit Suisse Group (Banks).......................    2,244
      -17  Roche Holdings AG (Drugs).........................    1,668
      -26  Swiss Reinsurance (Insurance).....................    1,741
      -29  UBS AG (Banks)....................................    2,005
                                                               -------
                                                                 8,898
                                                               -------
           UNITED KINGDOM -- 28.5%
     -249  BP PLC (Energy & Services)........................    2,028
     -246  Barclays PLC (Banks)..............................    2,209
      -83  Boots Group PLC (Retail)..........................    1,022
     -183  Cadbury Schweppes PLC (Food, Beverage &
             Tobacco)........................................    1,348
     -120  Diageo PLC (Food, Beverage & Tobacco).............    1,582
     -128  GlaxoSmithKline PLC (Drugs).......................    2,943
     -226  HSBC Holdings PLC (Banks).........................    3,555
      -33  Imperial Tobacco Group PLC (Food, Beverage &
             Tobacco)........................................      653
       71  Kesa Electricals PLC (Retail).....................      325
     -379  Rentokil Initial PLC (Business Services)..........    1,294
      -42  Rio Tinto PLC (Metals, Minerals & Mining).........    1,145

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                               MARKET
 SHARES                                                        VALUE #
---------                                                      -------
COMMON STOCKS -- (CONTINUED)
      -73  Royal Bank of Scotland Group PLC (Banks)..........  $ 2,167
      -73  Smiths Group PLC (Aerospace & Defense)............      863
      257  Tesco PLC (Retail)................................    1,187
     -104  Unilever PLC (Food, Beverage & Tobacco)...........      966
   -1,529  Vodafone Group PLC (Communications)...............    3,800
                                                               -------
                                                                27,087
                                                               -------
           Total common stocks...............................  $93,348
                                                               =======
SHORT-TERM SECURITIES -- 7.1%
           INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
           SECURITIES -- 6.6%
    6,215  State Street Navigator Securities Lending Prime
             Portfolio.......................................  $ 6,215
           INVESTMENT COMPANIES -- 0.5%
      476  SSgA Money Market Fund............................      476
                                                               -------
           Total short-term securities.......................  $ 6,691
                                                               =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $76,170)................   98.4%   $ 93,348
Total short-term securities (cost $6,691).........    7.1       6,691
                                                    -----    --------
Total investment in securities (total cost
  $82,861) -- including $5,913 of securities
  loaned (See Note 2(i))..........................  105.5     100,039
Cash, receivables and other assets................    1.2       1,145
Payable for securities purchased..................   (0.0)         (7)
Payable for Fund shares redeemed .................   (0.1)        (50)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (6.6)     (6,215)
Other liabilities.................................   (0.0)        (17)
                                                    -----    --------
Net assets........................................  100.0%   $ 94,895
                                                    =====    ========

                                                               MARKET
                                                              VALUE #
                                                              --------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 700,000 shares
  authorized; 8,006 shares outstanding......................  $      8
Paid in capital.............................................   114,438
Accumulated net investment income...........................       280
Accumulated net realized loss on investments................   (37,030)
Unrealized appreciation on investments......................    17,178
Unrealized appreciation on other assets and liabilities in
  foreign currencies........................................        21
                                                              --------
Net assets..................................................  $ 94,895
                                                              ========

Class IA
  Net asset value per share ($94,895 / 8,006 shares
    outstanding) (700,000 shares authorized)................  $11.85
                                                              ======

DIVERSIFICATION BY INDUSTRY
Aerospace & Defense...............................    0.9%   $   863
Agriculture & Fishing.............................    2.9      2,741
Banks.............................................   20.0     19,020
Business Services.................................    1.4      1,294
Chemicals.........................................    0.5        497
Communications....................................    9.4      8,937
Computers & Office Equipment......................    2.1      1,950
Construction......................................    0.5        493
Consumer Non-Durables.............................    0.6        591
Drugs.............................................    6.9      6,561
Electrical Equipment..............................    0.8        780
Electronics.......................................    5.5      5,248
Energy & Services.................................   11.6     10,995
Financial Services................................    3.0      2,863
Food, Beverage & Tobacco..........................    7.5      7,114
Insurance.........................................    4.3      4,079
Media & Entertainment.............................    1.3      1,249
Medical Instruments & Supplies....................    1.8      1,690
Metals, Minerals & Mining.........................    4.6      4,325
Retail............................................    4.6      4,336
Transportation....................................    6.4      6,115
Utilities.........................................    1.8      1,607
                                                    -----    -------
    Total common stocks...........................   98.4%   $93,348
                                                    =====    =======

    & Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 98.4% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003, was $82,562, which represents 87.0% of total net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD LARGECAP GROWTH HLS FUND

 SCHEDULE OF INVESTMENTS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
COMMON STOCKS -- 98.9%
            APPAREL & TEXTILE -- 0.9%
     19     Polo Ralph Lauren Corp....................  $    534
                                                        --------
            BANKS -- 12.5%
     39     Citigroup, Inc. ..........................     1,878
     10     Countrywide Credit Industries, Inc. ......       747
     20     Federal National Mortgage Association.....     1,501
     23     MBNA Corp. ...............................       577
     13     Northern Trust Corp. .....................       592
     15     SLM Corp. ................................       569
     32     Synovus Financial Corp. ..................       918
     10     Wells Fargo Co. ..........................       565
                                                        --------
                                                           7,347
                                                        --------
            BUSINESS SERVICES -- 2.4%
    *33     Cendant Corp. ............................       728
      8     Omnicom Group, Inc. ......................       668
                                                        --------
                                                           1,396
                                                        --------
            COMMUNICATIONS -- 1.8%
     34     Nokia Corp., ADR..........................       580
     13     Verizon Communications, Inc. .............       460
                                                        --------
                                                           1,040
                                                        --------
            COMPUTERS & OFFICE EQUIPMENT -- 4.4%
     14     CDW Corp. ................................       814
      5     International Business Machines Corp. ....       426
*7.....     Lexmark International, Inc. ..............       578
*11....     Zebra Technologies Corp. .................       750
                                                        --------
                                                           2,568
                                                        --------
            CONSUMER DURABLES -- 0.6%
     15     Newell Rubbermaid, Inc. ..................       335
                                                        --------
            CONSUMER NON-DURABLES -- 3.7%
     16     Cardinal Health, Inc. ....................       997
     29     Estee Lauder Cos., Inc. (The), Class A....     1,152
                                                        --------
                                                           2,149
                                                        --------
            CONSUMER SERVICES -- 2.6%
     18     H&R Block, Inc. ..........................       986
    *14     Weight Watchers International, Inc. ......       553
                                                        --------
                                                           1,539
                                                        --------
            DRUGS -- 9.4%
    *21     Biogen Idec, Inc..........................       765
      9     Eli Lilly & Co. ..........................       598
     69     Pfizer, Inc. .............................     2,431
     34     Schering-Plough Corp. ....................       585
    *24     Watson Pharmaceuticals, Inc...............     1,113
                                                        --------
                                                           5,492
                                                        --------
            ELECTRICAL EQUIPMENT -- 3.0%
     10     Allergan, Inc. ...........................       772
*31....     Waters Corp. .............................     1,013
                                                        --------
                                                           1,785
                                                        --------

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
            ELECTRONICS -- 6.9%
     60     General Electric Co. .....................  $  1,862
     28     Intel Corp. ..............................       895
     30     Linear Technology Corp. ..................     1,275
                                                        --------
                                                           4,032
                                                        --------
            ENERGY & SERVICES -- 7.3%
     11     BP Amoco PLC, ADR.........................       548
     11     Burlington Resources, Inc. ...............       595
     25     Exxon Mobil Corp. ........................     1,005
     32     Imperial Oil Ltd. ........................     1,421
     25     XTO Energy, Inc. .........................       715
                                                        --------
                                                           4,284
                                                        --------
            FINANCIAL SERVICES -- 1.1%
      6     Goldman Sachs Group, Inc. (The)...........       627
                                                        --------
            FOOD, BEVERAGE & TOBACCO -- 0.9%
     12     PepsiCo, Inc. ............................       545
                                                        --------
            HEALTH SERVICES -- 0.9%
    *28     First Health Group Corp. .................       544
                                                        --------
            INSURANCE -- 9.7%
     24     AFLAC, Inc. ..............................       868
     28     American International Group, Inc. .......     1,876
     19     MBIA, Inc. ...............................     1,099
     11     MGIC Investment Corp. ....................       649
     36     Willis Group Holdings Ltd. ...............     1,223
                                                        --------
                                                           5,715
                                                        --------
            MEDIA & ENTERTAINMENT -- 6.0%
    *17     Comcast Corp., Class A....................       552
     20     International Speedway Corp., Class A.....       887
    *66     Liberty Media Corp., Class A..............       783
    *36     Time Warner, Inc. ........................       644
     14     Viacom, Inc., Class B.....................       630
                                                        --------
                                                           3,496
                                                        --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.1%
     12     Johnson & Johnson.........................       594
     13     Medtronic, Inc. ..........................       612
                                                        --------
                                                           1,206
                                                        --------
            RETAIL -- 5.8%
     *7     AutoZone, Inc. ...........................       584
    *13     Kohl's Corp. .............................       575
     15     Target Corp. .............................       588
     12     Wal-Mart Stores, Inc. ....................       647
     28     Walgreen Co. .............................     1,004
                                                        --------
                                                           3,398
                                                        --------
            RUBBER & PLASTICS PRODUCTS -- 1.2%
     10     NIKE, Inc., Class B.......................       698
                                                        --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                         MARKET
 SHARES                                                 VALUE #
---------                                               --------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- 12.2%
     14     Adobe Systems, Inc. ......................  $    542
     17     Automatic Data Processing, Inc. ..........       661
    *58     Citrix Systems, Inc. .....................     1,224
    *26     Cognos, Inc. .............................       785
    *12     Electronic Arts, Inc. ....................       595
     91     Microsoft Corp. ..........................     2,512
    *25     Symantec Corp. ...........................       875
                                                        --------
                                                           7,194
                                                        --------
            TRANSPORTATION -- 3.5%
     20     Burlington Northern Santa Fe Corp. .......       634
     21     Carnival Corp. ...........................       836
     19     Honeywell International, Inc..............       650
                                                        --------
                                                           2,120
                                                        --------
            Total common stocks (cost $56,834)........  $ 58,044
                                                        ========
SHORT-TERM SECURITIES -- 0.8%
            INVESTMENT COMPANIES -- 0.8%
    461     SSgA Money Market Fund....................  $    461
                                                        --------
            Total short-term securities (cost $461)...  $    461
                                                        ========
INVESTMENTS IN SECURITIES AT VALUE
(TOTAL COST $57,295) -- 99.7%.........................    58,505
OTHER ASSETS, LESS LIABILITIES -- 0.3%................       165
                                                        --------
NET ASSETS -- 100.0%..................................    58,670
                                                        ========

                                                       MARKET
                                                      VALUE #
                                                      --------
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $57,295).........................................   $ 58,505
Receivable for securities sold.....................      8,861
Receivable for Fund shares sold....................         41
Receivable for dividends and interest..............         35
                                                      --------
Total assets.......................................     67,442
                                                      --------
LIABILITIES
Payable for securities purchased...................      8,767
Accrued Expenses...................................          5
                                                      --------
Total liabilities..................................      8,772
                                                      --------
Net assets.........................................   $ 58,670
                                                      ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 500,000
  shares authorized; 6,829 shares outstanding.......  $      7
Paid in capital.....................................    99,821
Accumulated net investment income...................        28
Accumulated net realized loss on investments........   (42,396)
Unrealized appreciation on investments..............     1,210
                                                      --------
Net assets..........................................  $ 58,670
                                                      ========

Class IA
  Net asset value per share ($58,670 / 6,829
    shares outstanding) (500,000 shares
    authorized)...................................  $8.59
                                                    =====

    & Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 7.8% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP STOCK HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 96.9%
            AEROSPACE & DEFENSE -- 0.6%
      6     Garmin Ltd. ......................................  $    327
                                                                --------
            AGRICULTURE & FISHING -- 0.3%
     11     Pilgrims Pride Corp. .............................       186
                                                                --------
            APPAREL & TEXTILE -- 2.7%
    *21     Coach, Inc. ......................................       778
     *4     Columbia Sportswear Co. ..........................       234
      7     Mohawk Industries, Inc. ..........................       480
                                                                --------
                                                                   1,492
                                                                --------
            BANKS -- 11.8%
     10     Associated Bancorp................................       435
      8     Bank of Hawaii Corp. .............................       342
      7     City National Corp. ..............................       435
      7     Commerce Bancshares, Inc. ........................       365
   @@--     Countrywide Credit Industries, Inc. ..............        --
     14     Doral Financial Corp. ............................       445
      7     First Tennessee National Corp. ...................       309
     11     GreenPoint Financial Corp. .......................       378
     21     Hibernia Corp., Class A...........................       503
      3     Marshall & Ilsley Corp. ..........................       130
     20     National Commerce Financial Corp. ................       554
      6     New Century Financial Corp. ......................       242
     19     New York Community Bancorp, Inc. .................       738
      7     Northwest Bancorp, Inc. ..........................       145
      7     Popular, Inc. ....................................       306
     13     Sky Financial Group, Inc. ........................       324
     12     South Financial Group, Inc. (The).................       320
     19     Sovereign Bancorp, Inc. ..........................       456
      4     Zions Bancorp.....................................       239
                                                                --------
                                                                   6,666
                                                                --------
            BUSINESS SERVICES -- 1.4%
    *11     Convergys Corp. ..................................       189
      8     Manpower, Inc. ...................................       372
     *8     Rent-A-Center, Inc. ..............................       239
                                                                --------
                                                                     800
                                                                --------
            CHEMICALS -- 2.2%
     *8     Cytec Industries, Inc. ...........................       311
      9     Lubrizol Corp. (The)..............................       302
      7     Monsanto Co. .....................................       187
     13     RPM, Inc. ........................................       212
     10     Sensient Technologies Corp. ......................       200
                                                                --------
                                                                   1,212
                                                                --------
            COMMUNICATIONS -- 1.7%
    *12     Avaya, Inc. ......................................       151
    *12     Plantronics, Inc. ................................       405
      9     Scientific-Atlanta, Inc. .........................       257
     *9     Wireless Facilities, Inc. ........................       128
                                                                --------
                                                                     941
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            COMPUTERS & OFFICE EQUIPMENT -- 2.5%
    *10     SanDisk Corp. ....................................  $    636
    *16     Storage Technology Corp. .........................       412
    *31     Western Digital Corp. ............................       363
                                                                --------
                                                                   1,411
                                                                --------
            CONSTRUCTION -- 2.7%
     *4     Hovnanian Enterprises, Inc. ......................       331
      4     Kaufman & Broad Home Corp. .......................       305
      7     Lennar Corp. .....................................       672
      2     Ryland Group, Inc. ...............................       186
                                                                --------
                                                                   1,494
                                                                --------
            CONSUMER DURABLES -- 2.7%
      5     Carlisle Cos., Inc. ..............................       286
     10     Gentex Corp. .....................................       446
      5     Hillenbrand Industries, Inc. .....................       285
      6     Hon Industries, Inc. .............................       251
     11     Pep Boys (The)....................................       247
                                                                --------
                                                                   1,515
                                                                --------
            CONSUMER NON-DURABLES -- 2.2%
      6     Blyth, Inc. ......................................       193
      9     Dial Corp. .......................................       256
      5     Fresh Del Monte Produce...........................       117
     *7     Henry Schein, Inc. ...............................       439
     *5     United Stationers, Inc. ..........................       221
                                                                --------
                                                                   1,226
                                                                --------
            CONSUMER SERVICES -- 0.3%
     *8     FTI Consulting, Inc. .............................       180
                                                                --------
            DRUGS -- 5.1%
     *9     Gilead Sciences, Inc. ............................       535
     *3     Invitrogen Corp. .................................       196
     *8     Kos Pharmaceuticals, Inc. ........................       340
     *4     Martex Biosciences Corp. .........................       240
     22     Mylan Laboratories, Inc. .........................       553
     *4     Pharmaceutical Resources, Inc. ...................       274
      5     Sigma-Aldrich Corp. ..............................       280
     18     Valeant Pharmaceuticals, Inc. ....................       455
                                                                --------
                                                                   2,873
                                                                --------
            EDUCATION -- 1.1%
     *6     Corinthian Colleges, Inc. ........................       333
     *6     ITT Educational Services, Inc. ...................       282
                                                                --------
                                                                     615
                                                                --------
            ELECTRICAL EQUIPMENT -- 0.3%
     *4     Millipore Corp. ..................................       155
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
 ELECTRONICS -- 7.8%
    *11     Altera Corp. .....................................  $    238
     11     American Power Conversion Corp. ..................       264
    *20     Amkor Technology, Inc. ...........................       362
    *10     Benchmark Electronics, Inc. ......................       345
      5     Cooper Industries Ltd. ...........................       284
     *9     Energizer Holdings, Inc. .........................       342
     *6     Helen of Troy Ltd. ...............................       146
    *12     Integrated Circuit Systems, Inc. .................       350
     *7     International Rectifier Corp. ....................       346
    *17     MEMC Electronic Materials, Inc. ..................       162
     12     Microchip Technology, Inc. .......................       397
     *9     National Semiconductor Corp. .....................       363
     *6     QLogic Corp. .....................................       320
    *36     Sanmina-SCI Corp. ................................       453
                                                                --------
                                                                   4,372
                                                                --------
            ENERGY & SERVICES -- 5.7%
     *7     Houston Exploration Co. ..........................       256
      8     Patina Oil & Gas Corp. ...........................       397
    *11     Patterson-UTI Energy, Inc. .......................       362
    *11     Southwestern Energy Co. ..........................       258
      4     Sunoco, Inc. .....................................       210
    *15     Unit Corp. .......................................       346
     15     Valero Energy Corp. ..............................       714
     23     XTO Energy, Inc. .................................       645
                                                                --------
                                                                   3,188
                                                                --------
            FINANCIAL SERVICES -- 4.0%
     *5     Affiliated Managers Group, Inc. ..................       320
      4     Bear Stearns Cos., Inc. (The).....................       328
    *46     E*TRADE Group, Inc. ..............................       578
    *16     Knight Trading Group, Inc. .......................       233
      4     Legg Mason, Inc. .................................       340
      8     Nuveen Investments, Inc. .........................       216
      5     T Rowe Price Group, Inc. .........................       251
                                                                --------
                                                                   2,266
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 0.6%
      4     Bunge Ltd. .......................................       132
    *11     Smithfield Foods, Inc. ...........................       219
                                                                --------
                                                                     351
                                                                --------
            FOREST & PAPER PRODUCTS -- 0.9%
      5     Bemis Co., Inc. ..................................       245
    *12     Pactiv Corp. .....................................       284
                                                                --------
                                                                     529
                                                                --------
            HEALTH SERVICES -- 2.5%
    *12     Apria Healthcare Group, Inc. .....................       330
    *10     Coventry Health Care, Inc. .......................       619
    *12     First Health Group Corp. .........................       226
     13     Select Medical Corp. .............................       212
                                                                --------
                                                                   1,387
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            HOTELS & GAMING -- 0.3%
     *8     Aztar Corp. ......................................  $    176
                                                                --------
            INSURANCE -- 6.1%
      5     Everest Re Group Ltd. ............................       415
     16     Fidelity National Financial, Inc. ................       630
     14     First American Corp. .............................       420
    *15     Health Net, Inc. .................................       494
      7     IPC Holdings Ltd. ................................       253
     20     Old Republic International Corp. .................       506
    *10     Oxford Health Plans, Inc. ........................       448
      5     RenaissanceRe Holdings Ltd. ......................       240
                                                                --------
                                                                   3,406
                                                                --------
            MACHINERY -- 3.3%
      3     Briggs & Stratton Corp. ..........................       195
      4     Engineered Support Systems, Inc. .................       237
    *25     Oil States International, Inc. ...................       350
      8     Pall Corp. .......................................       215
     *7     Varian Medical Systems, Inc. .....................       470
     11     York International Corp. .........................       390
                                                                --------
                                                                   1,857
                                                                --------
            MEDIA & ENTERTAINMENT -- 3.5%
     *7     Avid Technology, Inc. ............................       326
     *9     COX Radio, Inc., Class A..........................       225
     *6     Entercom Communications Corp. ....................       318
    *14     Macrovision Corp. ................................       307
    *11     Valassis Communications, Inc. ....................       317
      1     Washington Post...................................       475
                                                                --------
                                                                   1,968
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.2%
      8     Beckman Coulter, Inc. ............................       396
    *12     Steris Corp. .....................................       262
                                                                --------
                                                                     658
                                                                --------
            METALS, MINERALS & MINING -- 1.7%
      9     Crane Co. ........................................       261
     *4     Phelps Dodge Corp. ...............................       266
     10     Precision Castparts Corp. ........................       445
                                                                --------
                                                                     972
                                                                --------
            RESEARCH & TESTING FACILITIES -- 0.7%
      3     Moody's Corp. ....................................       182
     *7     Pharmaceutical Product Development, Inc. .........       197
                                                                --------
                                                                     379
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP STOCK HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
 RETAIL -- 6.8%
     *9     Abercrombie & Fitch Co. ..........................  $    220
      9     Bob Evans Farms...................................       292
    *13     Borders Group, Inc. ..............................       285
    *10     Brinker International, Inc. ......................       325
      6     CBRL Group, Inc. .................................       210
    *10     Chico's FAS, Inc. ................................       351
     22     Claire's Stores, Inc. ............................       418
      8     Michaels Stores, Inc. ............................       336
     *7     Movie Gallery, Inc. ..............................       138
     14     Pier 1 Imports, Inc. .............................       313
     14     Ross Stores, Inc. ................................       370
      8     Ruby Tuesday, Inc. ...............................       239
     *6     Zale Corp. .......................................       330
                                                                --------
                                                                   3,827
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 0.3%
     *6     Jarden Corp. .....................................       168
                                                                --------
            SOFTWARE & SERVICES -- 5.6%
      4     Adobe Systems, Inc. ..............................       149
     *8     Affiliated Computer Services, Inc., Class A.......       452
     *7     CheckFree Corp. ..................................       199
    *13     Citrix Systems, Inc. .............................       265
      6     Deluxe Corp. .....................................       236
     *5     Digital River, Inc. ..............................       102
      6     Factset Research Systems, Inc. ...................       229
     12     GTECH Holdings Corp. .............................       604
      9     Reynolds & Reynolds Co. (The).....................       259
    *12     SunGard Data Systems, Inc. .......................       321
     *6     Take-Two Interactive Software, Inc. ..............       179
    *12     United Online, Inc. ..............................       201
                                                                --------
                                                                   3,196
                                                                --------
            TRANSPORTATION -- 3.0%
     21     ArvinMeritor, Inc. ...............................       497
      7     Harsco Corp. .....................................       285
     *7     JB Hunt Transport Services, Inc. .................       194
     *5     Landstar System, Inc. ............................       183
      3     Magna International, Inc. ........................       248
      8     Robinson (C.H.) Worldwide, Inc. ..................       318
                                                                --------
                                                                   1,725
                                                                --------
            UTILITIES -- 5.3%
      6     Energen Corp. (The)...............................       254
     14     Great Plains Energy, Inc. ........................       452
      8     Hawaiian Electric Industries......................       360
      9     Northeast Utilities...............................       175
     12     Questar Corp. ....................................       409
     18     Republic Services, Inc. ..........................       464
     14     Scana Corp. ......................................       469
     10     WPS Resources Corp. ..............................       444
                                                                --------
                                                                   3,027
                                                                --------
            Total common stocks...............................  $ 54,545
                                                                ========
                                                                MARKET
SHARES                                                          VALUE #
---------                                                       --------
WARRANTS -- 0.0%
            BANKS -- 0.0%
    *12     Dime Bancorp, Inc.................................  $      2
                                                                --------
            Total warrants....................................  $      2
                                                                ========
SHORT-TERM SECURITIES -- 2.9%
            INVESTMENT COMPANIES -- 2.9%
  1,641     SSgA Money Market Fund............................  $  1,641
                                                                --------
            Total short-term securities.......................  $  1,641
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $43,997)................   96.9%  $ 54,545
Total warrants (cost $ @@ --).....................    0.0          2
Total short-term securities (cost $1,641).........    2.9      1,641
                                                    -----   --------
Total investment in securities (total cost
  $45,638)........................................   99.8     56,188
Cash, receivables and other assets................    2.9      1,608
Payable for securities purchased..................   (2.6)    (1,454)
Payable for Fund shares redeemed..................   (0.1)       (52)
Other liabilities.................................   (0.0)        (5)
                                                    -----   --------
Net assets........................................  100.0%  $ 56,285
                                                    =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 500,000
  shares authorized; 5,022 shares outstanding.......   $     5
Paid in capital.....................................    51,876
Accumulated net investment income...................        76
Accumulated net realized loss on investments........    (6,222)
Unrealized appreciation on investments..............    10,550
                                                       -------
Net assets..........................................   $56,285
                                                       =======

Class IA
  Net asset value per share ($56,285 / 5,022 shares
    outstanding) (500,000 shares authorized).........   $11.21
                                                        ======

    & Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 1.0% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNT                                                           VALUE #
---------                                                        ----------
COMMERCIAL PAPER -- 35.0%
$@50,000    Bradford & Bingley PLC
              1.15% due 01/07/05..............................   $   50,000
  55,000    Cafco
              1.08% due 02/18/04..............................       54,921
  36,500    Diageo Capital PLC
              0.00% due 03/18/04..............................       36,411
  42,500    du Pont (E.I.) de Nemours & Co.
              0.00% due 02/10/04..............................       42,450
  50,000    Household Finance Corp.
              1.08% due 01/06/04..............................       49,993
  25,000    Nationwide Building Society
              0.00% due 01/07/04..............................       24,995
  45,391    Old Line Funding Corp.
              0.00% due 01/23/04..............................       45,360
  55,000    Preferred Receivable Funding
              0.00% due 02/04/04..............................       54,944
  55,000    Province of Quebec
              1.07% due 01/28/04..............................       54,956
  42,500    Sara Lee
              1.15% due 02/06/04..............................       42,451
  55,000    Sheffield Receivable Corp.
              0.00% due 01/26/04..............................       54,958
  50,000    Spintab
              0.00% due 02/03/04..............................       49,950
  44,507    Svenska Handelsbanken
              0.00% due 02/17/04..............................       44,444
  42,500    Toyota Motor Credit Corp.
              1.06% due 01/22/04..............................       42,474
                                                                 ----------
                                                                    648,307
                                                                 ----------
            Total commercial paper............................   $  648,307
                                                                 ==========
CORPORATE NOTES -- 58.7%
$ 40,000    American Express Credit
              1.261% due 12/27/04.............................   $   40,065
   8,500    American Express Credit
              1.274% due 12/16/04.............................        8,513
  42,500    American General Finance
              1.34% due 08/06/04..............................       42,554
  17,000    Bank One Corp.
              1.45% due 02/20/04..............................       17,007
  25,000    Bear Stearns Co., Inc.
              1.319% due 02/12/04.............................       25,004
   8,500    Bear Stearns Co., Inc.
              1.423% due 06/01/04.............................        8,510
   8,500    Bear Stearns Co., Inc.
              1.56% due 09/21/04..............................        8,525
 @25,000    Cargill, Inc.
              1.16% due 01/14/04..............................       25,000
  43,000    Caterpillar, Inc.
              1.323% due 08/02/04.............................       43,051
  42,000    Citigroup Global
              1.29% due 06/17/04..............................       42,030

PRINCIPAL                                                          MARKET
 AMOUNT                                                           VALUE #
---------                                                        ----------
$ 13,320    Diageo Capital PLC
              6.625% due 06/24/04.............................   $   13,660
  50,000    Federal Home Loan Bank
              1.50% due 12/24/04..............................       50,000
  30,000    Federal Home Loan Mortgage Association
              1.25% due 08/27/04..............................       30,000
  50,000    Federal Home Loan Mortgage Association
              1.40% due 11/03/04..............................       50,000
  50,000    Federal National Mortgage Association
              1.43% due 11/15/04..............................       50,000
  50,000    Fleet Financial Group
              1.41% due 02/19/04..............................       50,014
  22,000    General Electric Capital Corp.
              1.141% due 01/28/04.............................       22,001
  39,000    General Electric Capital Corp.
              6.875% due 09/15/04.............................       40,528
  50,000    Goldman Sachs Group LP
              1.11% due 10/25/04..............................       50,000
 @37,500    Honda Motor Corp.
              1.12% due 10/22/04..............................       37,500
  51,000    IBM Corp.
              1.295% due 09/27/04.............................       51,067
  48,750    Key Bank N.A.
              1.298% due 03/01/04.............................       48,763
  34,230    Lehman Brother Holdings, Inc.
              6.625% due 04/01/04.............................       34,681
  20,000    Merrill Lynch & Co., Inc.
              1.37% due 08/09/04..............................       20,029
  17,000    Merrill Lynch & Co., Inc.
              1.42% due 06/11/04..............................       17,023
  55,000    Morgan (J.P.) Chase & Co.
              1.285% due 02/05/04.............................       55,008
  54,000    Morgan Stanley Group
              1.33% due 03/19/04..............................       54,023
 @30,000    Nationwide Building Society
              1.14% due 07/23/04..............................       30,000
 @50,000    Northern Rock PLC
              1.15% due 01/16/04..............................       50,000
  42,000    Washington Mutual Bank
              1.159% due 07/29/04.............................       41,997
  30,000    Wells Fargo & Co.
              1.103% due 01/14/04.............................       30,000
                                                                 ----------
                                                                  1,086,553
                                                                 ----------
            Total corporate notes.............................   $1,086,553
                                                                 ==========
SHORT-TERM SECURITIES -- 3.3%
            REPURCHASE AGREEMENTS -- 3.3%
$ 61,338    Joint Repurchase Agreement (See Note 2(d)) 0.84%
              due 01/02/04....................................   $   61,338
                                                                 ----------
            Total short-term securities.......................   $   61,338
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              MARKET
                                                             VALUE #
                                                            ----------
DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost $648,307)............   35.0%  $  648,307
Total corporate notes (cost $1,086,553)...........   58.7    1,086,553
Total repurchase agreements (cost $61,338)........    3.3       61,338
                                                    -----   ----------
Total investment in securities (total cost
  $1,796,198).....................................   97.0    1,796,198
Cash, receivables and other assets................    3.0       55,266
Dividends payable.................................   (0.0)      (1,005)
Other liabilities.................................   (0.0)         (90)
                                                    -----   ----------
Net assets........................................  100.0%  $1,850,369
                                                    =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 7,000,000
  shares authorized; 1,850,369 shares outstanding...  $    1,850
Paid in capital.....................................   1,848,519
                                                      ----------
Net assets..........................................  $1,850,369
                                                      ==========

Class IA
  Net asset value per share ($1,609,439 / 1,609,439
    shares outstanding) (6,000,000 shares authorized)...  $1.00
                                                          =====
Class IB
  Net asset value per share ($240,930 / 240,930 shares
    outstanding) (1,000,000 shares authorized)..........  $1.00
                                                          =====

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $192,500 or 10.4% of net assets. (See Note 2(m)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD MULTISECTOR BOND HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
CONVERTIBLE BONDS V  -- 0.3%
             COMMUNICATIONS -- 0.3%
  EUR 75     Colt Telecom Group PLC (B3 Moodys) 2.00% due
               12/16/06........................................  $    103
                                                                 --------
             Total convertible bonds...........................  $    103
                                                                 ========
 SHARES
----------
CONVERTIBLE PREFERRED STOCKS -- 0.0%
             SOFTWARE & SERVICES -- 0.0%
    @##2     Knology, Inc. ....................................  $      4
                                                                 --------
             Total convertible preferred stocks................  $      4
                                                                 ========
PRINCIPAL
 AMOUNT
----------
CORPORATE NOTES V  -- 65.5%
             AEROSPACE & DEFENSE -- 0.3%
 $    75     Raytheon Co. (Baa3 Moodys)
               6.75% due 08/15/07..............................  $     83
                                                                 --------
             BANKS -- 17.9%
   @##75     American Savings Bank (A3 Moodys)
               6.625% due 02/15/06.............................        80
      50     Associates Corp. of North America (Aa2 Moodys)
               8.15% due 08/01/09..............................        60
      75     BB&T Corp. (A2 Moodys)
               5.20% due 12/23/15..............................        74
     125     Bank United (A3 Moodys)
               8.00% due 03/15/09..............................       148
     100     Bank of America Corp. (Aa3 Moodys)
               8.57% due 11/15/24..............................       130
    @200     Bank of New York Institutional Capital Trust A (A1
               Moodys)
               7.78% due 12/01/26..............................       220
     175     Barnett Capital Trust I (Aa3 Moodys)
               8.06% due 12/01/26..............................       200
     225     Barnett Capital Trust II (Aa3 Moodys)
               7.95% due 12/01/26..............................       255
      50     CIT Group, Inc. (A2 Moodys)
               7.125% due 10/15/04.............................        52
      50     CIT Group, Inc. (A2 Moodys)
               7.625% due 08/16/05.............................        54
     100     Capital One Bank (Baa2 Moodys)
               8.25% due 06/15/05..............................       108
350.....     Capital One Financial Corp. (Baa3 Moodys)
               7.25% due 05/01/06..............................       379
100.....     Capital One Financial Corp. (Baa3 Moodys)
               8.75% due 02/01/07..............................       113
@250....     Centura Capital Trust I (A2 Moodys)
               8.845% due 06/01/27.............................       286
      75     Chase Manhattan Corp. (The) (A2 Moodys)
               7.875% due 07/15/06.............................        85

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
             BANKS -- (CONTINUED)
    @200     Citicorp Lease Pass-Through Trust 1999-1 (A3
               Moodys)
               8.04% due 12/15/19..............................  $    234
 $  @325     Citicorp Lease Pass-Through Trust 1999-1 (Aa1
               Moodys)
               7.22% due 06/15/05..............................  $    348
     175     Citigroup, Inc. (Aa2 Moodys)
               6.00% due 10/31/33..............................       175
      50     Countrywide Home Loans, Inc. (A3 Moodys)
               3.50% due 12/19/05..............................        51
      50     Countrywide Home Loans, Inc. (A3 Moodys)
               5.50% due 08/01/06..............................        53
     105     First Empire Capital Trust I (Baa1 Moodys)
               8.234% due 02/01/27.............................       121
      65     Ford Motor Credit Co. (A3 Moodys)
               6.70% due 07/16/04..............................        67
     100     Ford Motor Credit Co. (A3 Moodys)
               6.875% due 02/01/06.............................       107
      60     Ford Motor Credit Co. (A3 Moodys)
               7.50% due 03/15/05..............................        63
     100     General Electric Capital Corp. (Aaa Moodys)
               4.25% due 12/01/10..............................       100
     160     General Electric Capital Corp. (Aaa Moodys)
               5.875% due 02/15/12.............................       172
     100     General Electric Capital Corp. (Aaa Moodys)
               6.00% due 06/15/12..............................       108
     100     Golden State Bankcorp, Inc. (Aa2 Moodys)
               10.00% due 10/01/06.............................       118
      15     Household Finance Corp. (A1 Moodys)
               3.375% due 02/21/06.............................        15
     100     Household Finance Corp. (A1 Moodys)
               6.375% due 11/27/12.............................       110
      60     Household Finance Corp. (A1 Moodys)
               6.50% due 01/24/06..............................        65
      80     Lloyds TSB Bank PLC (Aa1 Moodys)
               1.50% due 06/29/49..............................        67
     130     NBD Bank N.A. (Aa3 Moodys)
               8.25% due 11/01/24..............................       164
     125     National Rural Utilities Cooperative Finance Corp.
               (A1 Moodys)
               6.00% due 05/15/06..............................       135
     @75     RBS Capital Trust I (A1 Moodys)
               4.709% due 12/31/49.............................        72
     300     UBS Preferred Funding Trust I (A1 Moodys)
               8.622% due 12/29/49.............................       370
     100     Union Planters Corp. (A2 Moodys)
               4.375% due 12/01/10.............................       100
     100     Wachovia Corp. (A1 Moodys)
               7.50% due 04/15/35..............................       120
     100     Washington Mutual, Inc. (A3 Moodys)
               8.25% due 06/15/05..............................       109
      75     Washington Mutual, Inc. (Baa1 Moodys)
               8.25% due 04/01/10..............................        90
                                                                 --------
                                                                    5,378
                                                                 --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD MULTISECTOR BOND HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
CORPORATE NOTES V  -- (CONTINUED)
             BUSINESS SERVICES -- 0.2%
 $    65     United Rentals, Inc. (B1 Moodys)
               10.75% due 04/15/08.............................  $     73
                                                                 --------
             CHEMICALS -- 0.1%
      40     Equistar Chemicals LP (B2 Moodys)
               10.125% due 09/01/08............................        44
                                                                 --------
             COMMUNICATIONS -- 10.0%
    L100     Adelphia Communications Corp. (Default)
               10.875% due 10/01/10............................        94
     100     Centel Capital Corp. (Baa2 Moodys)
               9.00% due 10/15/19..............................       119
      65     Citizens Communications Co. (Baa2 Moodys)
               9.25% due 05/15/11..............................        77
     175     Comsat Corp. (Baa2 Moodys)
               8.66% due 11/30/06..............................       201
      45     GTE Hawaiian Telephone Co. (Baa1 Moodys)
               7.00% due 02/01/06..............................        49
      75     Nextel Communications, Inc. (B2 Moodys)
               7.375% due 08/01/15.............................        81
      55     Qwest Capital Funding, Inc. (Caa2 Moodys)
               7.00% due 08/03/09..............................        55
      80     Qwest Capital Funding, Inc. (Caa2 Moodys)
               7.25% due 02/15/11..............................        79
     210     Qwest Corp. (Ba3 Moodys)
               5.65% due 11/01/04..............................       209
     250     Sprint Capital Corp. (Baa3 Moodys)
               6.00% due 01/15/07..............................       267
     150     Sprint Capital Corp. (Baa3 Moodys)
               6.125% due 11/15/08.............................       160
     175     Sprint Capital Corp. (Baa3 Moodys)
               7.125% due 01/30/06.............................       189
      65     Sprint Capital Corp. (Baa3 Moodys)
               7.90% due 03/15/05..............................        69
      75     Sprint Capital Corp. (Baa3 Moodys)
               8.75% due 03/15/32..............................        89
     225     TCI Communications Finance (Ba1 Moodys)
               9.65% due 03/31/27..............................       271
      50     TCI Communications, Inc. (Baa3 Moodys)
               8.35% due 02/15/05..............................        53
     350     TeleCorp PCS, Inc. (Baa2 Moodys)
               10.625% due 07/15/10............................       409
     275     Tritel PCS, Inc. (Baa2 Moodys)
               10.375% due 01/15/11............................       329
     100     Verizon Communications, Inc. (Aa3 Moodys)
               5.65% due 11/15/11..............................       105
      75     Verizon Global Funding Corp. (A2 Moodys)
               7.75% due 12/01/30..............................        88
                                                                 --------
                                                                    2,993
                                                                 --------
             CONSTRUCTION -- 1.3%
      75     Horton (D.R.), Inc. (Ba1 Moodys)
               8.00% due 02/01/09..............................        85
     101     Lennar Corp. (Baa3 Moodys)
               9.95% due 05/01/10..............................       116

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
             CONSTRUCTION -- (CONTINUED)
 $   125     MDC Holdings, Inc. (Baa3 Moodys)
               5.50% due 05/15/13..............................  $    125
      60     WCI Communities, Inc. (Ba3 Moodys)
               9.125% due 05/01/12.............................        66
                                                                 --------
                                                                      392
                                                                 --------
             CONSUMER DURABLES -- 0.4%
     @50     Anchor Glass Container (B2 Moodys)
               11.00% due 02/15/13.............................        58
      65     Owens-Illinois, Inc. (B3 Moodys)
               7.50% due 05/15/10..............................        67
                                                                 --------
                                                                      125
                                                                 --------
             CONSUMER NON-DURABLES -- 0.2%
      60     Safeway, Inc. (Baa2 Moodys)
               2.50% due 11/01/05..............................        59
                                                                 --------
             ELECTRICAL EQUIPMENT -- 0.1%
      35     Fisher Scientific International (B2 Moodys)
               8.125% due 05/01/12.............................        38
                                                                 --------
             ELECTRONICS -- 0.6%
     100     GE Global Insurance Holding Corp. (A1 Moodys)
               7.50% due 06/15/10..............................       115
      50     General Electric Global Insurance (A1 Moodys)
               7.00% due 02/15/26..............................        54
                                                                 --------
                                                                      169
                                                                 --------
             ENERGY & SERVICES -- 3.0%
     200     Newfield Exploration Co. (Ba2 Moodys)
               7.625% due 03/01/11.............................       223
      50     Occidental Petroleum Corp. (Baa1 Moodys)
               6.50% due 04/01/05..............................        53
     100     R&B Falcon Corp. (Baa3 Moodys)
               6.75% due 04/15/05..............................       106
     200     TGT Pipeline LLC (Baa2 Moodys)
               5.20% due 06/01/18..............................       187
     125     Transocean, Inc. (Baa2 Moodys)
               6.95% due 04/15/08..............................       140
     150     Transocean, Inc. (Baa2 Moodys)
               8.00% due 04/15/27..............................       178
                                                                 --------
                                                                      887
                                                                 --------
             FINANCIAL SERVICES -- 2.2%
    @150     Corestates Capital Trust (A1 Moodys)
               8.00% due 12/15/26..............................       170
     @50     Goldman Sachs Group LP (Aa3 Moodys)
               7.25% due 10/01/05..............................        55
      75     Host Marriott LP (Ba3 Moodys)
               9.50% due 01/15/07..............................        83
      75     Lehman Brothers, Inc. (A1 Moodys)
               11.625% due 05/15/05............................        84

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
CORPORATE NOTES V  -- (CONTINUED)
             FINANCIAL SERVICES -- (CONTINUED)
 $   100     Morgan Stanley (Aa3 Moodys)
               6.30% due 01/15/06..............................  $    108
   @##97     Reg Diversified Funding (A1 Moodys)
               9.25% due 03/15/30..............................       107
      35     iStar Financial, Inc. (Ba1 Moodys)
               8.75% due 08/15/08..............................        40
                                                                 --------
                                                                      647
                                                                 --------
             FOOD, BEVERAGE & TOBACCO -- 1.0%
      90     Altria Group, Inc. (Baa2 Moodys)
               7.00% due 11/04/13..............................        96
      35     Constellation Brands, Inc. (Ba3 Moodys)
               8.125% due 01/15/12.............................        38
      45     Philip Morris Co., Inc. (Baa2 Moodys)
               6.375% due 02/01/06.............................        48
     120     Philip Morris Co., Inc. (Baa2 Moodys)
               7.125% due 10/01/04.............................       124
                                                                 --------
                                                                      306
                                                                 --------
             HEALTH SERVICES -- 0.7%
      75     HCA, Inc. (Ba1 Moodys)
               6.25% due 02/15/13..............................        77
     100     ING Capital Funding Trust (A2 Moodys)
               8.439% due 12/31/49.............................       121
                                                                 --------
                                                                      198
                                                                 --------
             HOTELS & GAMING -- 0.3%
      25     Hilton Hotels Corp. (Ba1 Moodys)
               7.625% due 12/01/12.............................        28
      50     Mohegan Tribal Gaming Authority (Ba3 Moodys)
               8.00% due 04/01/12..............................        54
                                                                 --------
                                                                       82
                                                                 --------
             INSURANCE -- 1.5%
   @##75     Americo Life, Inc. (Ba1 Moodys)
               7.875% due 05/01/13.............................        75
      75     International Lease Finance Corp. (A1 Moodys)
               2.95% due 05/23/06..............................        76
    @100     John Hancock Global Funding II (Aa3 Moodys)
               5.00% due 07/27/07..............................       106
      30     Lincoln National Corp. (A3 Moodys)
               9.125% due 10/01/24.............................        33
      50     Reliastar Financial Corp. (A1 Moodys)
               8.00% due 10/30/06..............................        57
      35     Torchmark Corp. (A3 Moodys)
               7.875% due 05/15/23.............................        41
     @50     URC Holdings Corp. (Aa3 Moodys)
               7.875% due 06/30/06.............................        56
                                                                 --------
                                                                      444
                                                                 --------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
             MEDIA & ENTERTAINMENT -- 9.1%
 $   250     American Greetings Corp. (Ba1 Moodys)
               6.10% due 08/01/28..............................  $    258
      50     COX Radio, Inc. (Baa3 Moodys)
               6.625% due 02/15/06.............................        54
     175     CSC Holdings, Inc. (B1 Moodys)
               7.25% due 07/15/08..............................       182
     100     CSC Holdings, Inc. (B1 Moodys)
               7.875% due 12/15/07.............................       106
     350     Clear Channel Communications, Inc. (Ba1 Moodys)
               8.00% due 11/01/08..............................       405
     100     Comcast Corp. (Ba2 Moodys)
               10.625% due 07/15/12............................       127
     100     Continental Cablevision, Inc. (Baa3 Moodys)
               9.50% due 08/01/13..............................       116
     200     Lenfest Communications, Inc. (Ba1 Moodys)
               10.50% due 06/15/06.............................       233
     200     Liberty Media Corp. (Baa3 Moodys)
               3.50% due 09/25/06..............................       201
     125     News America Holdings, Inc. (Baa3 Moodys)
               7.70% due 10/30/25..............................       146
     125     News America Holdings, Inc. (Baa3 Moodys)
               7.75% due 01/20/24..............................       147
      65     Park Place Entertainment Corp. (Ba1 Moodys)
               7.00% due 04/15/13..............................        69
     125     Time Warner, Inc. (Baa1 Moodys)
               6.875% due 06/15/18.............................       137
     100     Time Warner, Inc. (Baa1 Moodys)
               7.25% due 10/15/17..............................       114
     100     Time Warner, Inc. (Baa1 Moodys)
               7.57% due 02/01/24..............................       113
     125     Time Warner, Inc. (Baa1 Moodys)
               7.75% due 06/15/05..............................       135
     150     Time Warner, Inc. (Baa1 Moodys)
               9.15% due 02/01/23..............................       194
                                                                 --------
                                                                    2,737
                                                                 --------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.3%
      90     Hanger Orthopedic Group, Inc. (B2 Moodys)
               10.375% due 02/15/09............................       102
                                                                 --------
             REAL ESTATE -- 0.3%
      75     EOP Operating LP (Baa1 Moodys)
               8.375% due 03/15/06.............................        84
                                                                 --------
             REAL ESTATE INVESTMENT TRUST -- 0.2%
   @##60     First Industrial Realty Trust, Inc. (Baa2 Moodys)
               7.375% due 05/15/04                                     61
                                                                 --------
             RETAIL -- 1.5%
      35     Fred Meyer, Inc. (Baa3 Moodys)
               7.375% due 03/01/05.............................        37
     175     Hertz Corp. (Baa2 Moodys)
               1.71% due 08/13/04..............................       175

The accompanying notes are an integral part of this financial statement.

 HARTFORD MULTISECTOR BOND HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
CORPORATE NOTES V  -- (CONTINUED)
             RETAIL -- (CONTINUED)
 $    80     McDonald's Corp. (A2 Moodys)
               7.05% due 11/15/25..............................  $     86
    @100     Suburban Propane Partners LP (B1 Moodys)
               6.875% due 12/15/13.............................       101
      55     Wal-Mart Stores, Inc. (Aa2 Moodys)
               8.50% due 09/15/24..............................        59
                                                                 --------
                                                                      458
                                                                 --------
             SOFTWARE & SERVICES -- 0.3%
      65     AOL Time Warner, Inc. (Baa1 Moodys)
               6.125% due 04/15/06.............................        70
     @24     Knology, Inc. (Not Rated)
               13.00% due 11/30/09.............................        24
                                                                 --------
                                                                       94
                                                                 --------
             TRANSPORTATION -- 4.2%
     225     DaimlerChrysler North America Holding Corp. (A3
               Moodys)
               3.40% due 12/15/04..............................       227
      75     General Motors Acceptance Corp. (A3 Moodys)
               4.50% due 07/15/06..............................        77
     150     General Motors Acceptance Corp. (A3 Moodys)
               5.25% due 05/16/05..............................       155
     400     General Motors Acceptance Corp. (A3 Moodys)
               6.75% due 01/15/06..............................       429
     325     Roadway Corp. (Ba1 Moodys)
               8.25% due 12/01/08..............................       359
                                                                 --------
                                                                    1,247
                                                                 --------
             U.S. GOVERNMENT AGENCIES -- 1.8%
     150     Federal Home Loan Mortgage Association (Aaa
               Moodys)
               2.75% due 03/15/08..............................       148
     200     Federal National Mortgage Association (Aa2 Moodys)
               5.25% due 07/01/12..............................       205
     100     Federal National Mortgage Association (Aaa Moodys)
               1.875% due 09/15/05.............................       100
     100     Federal National Mortgage Association (Aaa Moodys)
               4.375% due 09/15/12.............................        99
                                                                 --------
                                                                      552
                                                                 --------
             UTILITIES -- 8.0%
      48     AES Red Oak LLC (B2 Moodys)
               8.54% due 11/30/19..............................        52
      50     AmerenEnergy Generating Co. (A3 Moodys)
               7.75% due 11/01/05..............................        55
     100     American Electric Power Co., Inc. (Baa3 Moodys)
               5.25% due 06/01/15..............................        98
     @50     Centerpoint Energy, Inc. (Ba1 Moodys)
               5.875% due 06/01/08.............................        52

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
             UTILITIES -- (CONTINUED)
 $    75     Cinergy Corp. (Baa2 Moodys)
               6.25% due 09/01/04..............................  $     77
     125     Consolidated Edison Co. of New York (A1 Moodys)
               7.75% due 06/01/26..............................       138
  @##100     Consumers Energy Co. (Baa3 Moodys)
               6.00% due 02/15/14..............................       104
      80     Duke Energy Corp. (A3 Moodys)
               3.75% due 03/05/08..............................        81
     @60     Dynegy Holdings, Inc. (B3 Moodys)
               10.125% due 07/15/13............................        69
      55     GulfTerra Energy Partners LP (B1 Moodys)
               8.50% due 06/01/10..............................        62
      98     Kern River Funding Corp. (A3 Moodys)
               4.893% due 04/30/18.............................        97
     150     Kinder Morgan, Inc. (Baa2 Moodys)
               6.80% due 03/01/08..............................       166
     115     Michigan Consolidated Gas Co. (A2 Moodys)
               5.70% due 03/15/33..............................       111
     150     New England Telephone & Tele Co. (Aa3 Moodys)
               7.65% due 06/15/07..............................       172
     113     Niagara Mohawk Power Corp. (Baa3 Moodys)
               7.625% due 10/01/05.............................       123
   @##65     Plains All American Pipeline (Ba1 Moodys)
               5.625% due 12/15/13.............................        66
      85     Public Service Co. of Colorado (Baa1 Moodys)
               4.875% due 03/01/13.............................        85
     175     Reliant Energy Resources (Ba1 Moodys)
               6.50% due 02/01/08..............................       187
     100     Scana Corp. (A1 Moodys)
               5.25% due 11/01/18..............................       100
    @100     Southern Power Co. (Baa1 Moodys)
               4.875% due 07/15/15.............................        95
     225     Waste Management, Inc. (Baa3 Moodys)
               7.375% due 08/01/10.............................       260
     125     Westar Energy, Inc. (Ba1 Moodys)
               7.875% due 05/01/07.............................       140
      30     Xcel Energy, Inc. (Baa3 Moodys)
               3.40% due 07/01/08..............................        29
                                                                 --------
                                                                    2,419
                                                                 --------
             Total corporate notes.............................  $ 19,672
                                                                 ========
PRINCIPAL
 AMOUNT
----------
FOREIGN/YANKEE BONDS & NOTES V  -- 22.7%
             BANKS -- 4.4%
 $   100     Abbey National PLC (A1 Moodys)
               7.35% due 10/29/49..............................  $    110
    @200     Barclays Bank PLC (Aa3 Moodys)
               8.55% due 09/29/49..............................       246
     150     Corp. Andina De Fomento (A2 Moodys)
               5.20% due 05/21/13..............................       149
     @75     HSBC Capital Funding LP (A2 Moodys)
               4.61% due 12/31/49..............................        71

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
             BANKS -- (CONTINUED)
 EUR 400     Kreditanstalt fuer Wiederaufbau (Aaa Moodys)
               3.50% due 11/15/05..............................       512
 EUR 150     Landesbank Baden-Wuerttemberg Girozentrale (Aaa
               Moodys)
               3.25% due 05/08/08..............................       187
      50     Santander Financial Issuances (A1 Moodys)
               7.00% due 04/01/06..............................        55
                                                                 --------
                                                                    1,330
                                                                 --------
             COMMUNICATIONS -- 2.5%
      75     BT Group PLC (Baa1 Moodys)
               7.875% due 12/15/05.............................        83
      50     Deutsche Telekom International Finance BV (Baa3
               Moodys)
               8.25% due 06/15/05..............................        54
    @100     Intelsat Ltd. (Baa3 Moodys)
               6.50% due 11/01/13..............................       104
     325     TELUS Corp. (Ba1 Moodys)
               7.50% due 06/01/07..............................       364
     130     TELUS Corp. (Ba1 Moodys)
               8.00% due 06/01/11..............................       152
                                                                 --------
                                                                      757
                                                                 --------
             ENERGY & SERVICES -- 4.0%
     150     Husky Oil Ltd. (Baa2 Moodys)
               7.125% due 11/15/06.............................       167
     220     Husky Oil Ltd. (Ba1 Moodys)
               8.90% due 08/15/28..............................       254
     300     Pemex Project Funding Master Trust Co. (Baa1
               Moodys)
               7.375% due 12/15/14.............................       320
     100     Peteoleos Mexicanos (Baa1 Moodys)
               6.50% due 02/01/05..............................       105
     125     Petroleos Mexicanos (Baa1 Moodys)
               9.375% due 12/02/08.............................       149
      75     Repsol YPF S.A. (Baa2 Moodys)
               7.45% due 07/15/05..............................        81
    @110     United Energy Distribution Holdings Ltd. (Aaa
               Moodys)
               4.70% due 04/15/11..............................       112
                                                                 --------
                                                                    1,188
                                                                 --------
             FINANCIAL SERVICES -- 2.4%
     300     Bershire Hathaway, Inc. (Baa2 Moodys)
               6.496% due 02/15/08.............................       311
    @175     Bershire Hathaway, Inc. (Baa2 Moodys)
               8.25% due 02/15/05..............................       188
      70     Pemex Finance Ltd. (Baa1 Moodys)
               8.02% due 05/15/07..............................        77
     125     Pemex Finance Ltd. (Baa1 Moodys)
               9.69% due 08/15/09..............................       149
                                                                 --------
                                                                      725
                                                                 --------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                        VALUE #
----------                                                       --------
             FOREIGN GOVERNMENTS -- 7.0%
 EUR 500     Bundesobligation (Aaa Moodys)
               4.50% due 08/17/07..............................  $    657
 EUR 350     Deutsche Bundesrepublik (Aaa Moodys)
               5.00% due 07/04/12..............................       467
     100     Mexico Government International Bond (Baa2 Moodys)
               4.625% due 10/08/08.............................       101
     150     Mexico Government International Bond (Baa2 Moodys)
               6.625% due 03/03/15.............................       155
     375     Mexico Government International Bond (Baa2 Moodys)
               7.50% due 04/08/33..............................       387
 GBP 175     U.K. Treasury Gilt (Aaa Moodys)
               7.25% due 12/07/07..............................       343
                                                                 --------
                                                                    2,110
                                                                 --------
             HOTELS & GAMING -- 0.3%
     @75     Intrawest Corp. (B1 Moodys)
               7.50% due 10/15/13..............................        78
                                                                 --------
             MEDIA & ENTERTAINMENT -- 0.7%
     200     British Sky Broadcasting PLC (Baa3 Moodys)
               7.30% due 10/15/06..............................       223
                                                                 --------
             UTILITIES -- 1.4%
      90     Calpine Canada Energy Finance LLC (Caa1 Moodys)
               8.50% due 05/01/08..............................        72
     150     France Telecom S.A. (Baa3 Moodys)
               9.75% due 03/01/31..............................       199
     140     Hydro Quebec (NA Moodys)
               1.25% due 09/29/49..............................       125
                                                                 --------
                                                                      396
                                                                 --------
             Total foreign/yankee bonds & notes................  $  6,807
                                                                 ========
PRINCIPAL
 AMOUNT
----------
MUNICIPAL BONDS V  -- 0.2%
 $    50     Illinois State (Aa3 Moodys)
               5.10% due 06/01/33..............................  $     46
                                                                 --------
             Total municipal bonds.............................  $     46
                                                                 ========
U.S. TREASURIES & FEDERAL AGENCIES -- 7.7%
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 1.2%
     156     5.50% due 10/01/18................................  $    162
      78     6.00% due 04/01/17 -- 07/01/29....................        82
      33     6.50% due 07/01/31 -- 08/01/32....................        35
      76     7.50% due 09/01/29 -- 11/01/31....................        81
                                                                 --------
                                                                      360
                                                                 --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD MULTISECTOR BOND HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                         VALUE #
----------                                                       --------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.8%
 $   210     5.00% due 02/01/18................................  $    215
     185     5.50% due 06/01/18 -- 10/01/33....................       190
     436     6.00% due 10/01/16 -- 03/01/33....................       451
     317     6.50% due 07/01/16 -- 10/01/32....................       332
     166     7.00% due 02/01/16 -- 09/01/32....................       176
      16     7.50% due 11/01/15 -- 05/01/32....................        17
      28     8.00% due 04/01/32................................        30
                                                                 --------
                                                                    1,411
                                                                 --------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.9%
      98     6.00% due 12/15/31 -- 11/15/32....................       102
      94     6.50% due 03/15/31 -- 09/15/32....................        99
      44     7.00% due 02/15/31 -- 08/15/31....................        47
       3     7.50% due 01/15/32................................         3
      26     8.50% due 11/15/24................................        28
                                                                 --------
                                                                      279
                                                                 --------
             U.S. TREASURY BONDS -- 0.8%
     245     7.25% due 05/15/16................................  $    248
                                                                 --------
             Total U.S. treasuries & federal agencies..........  $  2,298
                                                                 ========
 SHARES
----------
WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
    @@@-     NTELOS, Inc. .....................................  $     --
                                                                 --------
             TRANSPORTATION -- 0.0%
    @@@-     RailAmerica, Inc. ................................         3
                                                                 --------
             Total warrants....................................  $      3
                                                                 ========
PRINCIPAL
 AMOUNT
----------
SHORT-TERM SECURITIES -- 2.0%
             REPURCHASE AGREEMENTS -- 2.0%
 $   598     dated 12/31/03, maturity amount $598
               (Collateralized by $615 FHLB 1.50% due 05/13/05)
               0.85% due 01/02/04..............................  $    598
                                                                 --------
             Total short-term securities.......................  $    598
                                                                 ========

                                                               MARKET
                                                              VALUE #
                                                              --------
DIVERSIFICATION OF NET ASSETS:
Total convertible bonds (cost $90)................     0.3%   $    103
Total convertible preferred stocks (cost $@@--)...     0.0           4
Total corporate notes (cost $19,309)..............    65.5      19,672
Total foreign/yankee bonds & notes (cost
  $6,432).........................................    22.7       6,807
Total municipal bonds (cost $50)..................     0.2          46
Total U.S. treasuries & federal agencies (cost
  $2,285).........................................     7.7       2,298
Total warrants (cost $1)..........................     0.0           3
Total short-term securities (cost $598)...........     2.0         598
                                                    ------    --------
Total investment in securities (total cost
  $28,765)........................................    98.4      29,531
Cash, receivables and other assets................     2.0         596
Payable for securities purchased..................    (0.4)        (86)
Other liabilities.................................    (0.0)         (4)
                                                    ------    --------
Net assets........................................   100.0%   $ 30,037
                                                    ======    ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 500,000 shares
  authorized; 2,680 shares outstanding......................  $     3
Paid in capital.............................................   29,528
Accumulated net investment income...........................    1,439
Accumulated net realized loss on investments................   (1,606)
Unrealized appreciation on investments......................      766
Unrealized depreciation on futures contracts ++.............       (9)
Unrealized depreciation on forward foreign currency
  contracts (See Note 2(g))@@@..............................      (86)
Unrealized appreciation on other assets and liabilities in
  foreign currencies........................................        2
                                                              -------
Net assets..................................................  $30,037
                                                              =======

Class IA
  Net asset value per share ($30,037 / 2,680
    shares outstanding) (500,000 shares
    authorized)...................................  $11.21
                                                    ======

    & Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 23.0% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes of Financial Statements regarding valuation of securities.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $3,245 or 10.8% of net assets (See Note 2(m)).

   ## Illiquid Securities. At December 31, 2003, the market value of these securities amounted to $497 or 1.7% of net assets. (See Note 2(m)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

         EUR -- Euro

         GBP -- British Pound

    V  The bond ratings are unaudited.

   ++  The Fund had 8 U.S. Treasury Note March 2003 Futures contracts open as of
       December 31, 2003. These contracts had a value of ($1,098) as of December
       31, 2003 and were collateralized by U.S. Treasury Bonds, 7.25%, 05/15/16 with a market value of $125.
    L  Debt securities are in default due to bankruptcy.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
EURO (Sell)                      $818               $764           01/12/04              $(54)
EURO (Sell)                       466                434           01/12/04               (32)
                                                                                         ----
                                                                                         $(86)
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 96.8%
            APPAREL & TEXTILE -- 1.0%
     110    Albany International Corp. .......................  $  1,848
    *115    Steven Madden Ltd. ...............................     2,344
                                                                --------
                                                                   4,192
                                                                --------
            BANKS -- 4.4%
    +177    American Capital Strategies Ltd. .................     5,262
      80    Downey Financial Corp. ...........................     1,972
      76    First Bancorp Puerto Rico.........................     1,487
      74    Hancock Holding Co. ..............................     1,997
      98    Hanmi Financial Corp. ............................       959
     176    Indymac Bancorp, Inc. ............................     2,607
     156    Irwin Financial Corp. ............................     2,437
      10    Old Second Bancorp, Inc. .........................       243
      46    Peoples Bancorp, Inc. ............................       686
      54    State Financial Services Corp. ...................       722
                                                                --------
                                                                  18,372
                                                                --------
            BUSINESS SERVICES -- 6.3%
     230    Advo, Inc. .......................................     3,654
     *69    Maximus, Inc. ....................................     2,680
     *26    PDI, Inc. ........................................       684
    *167    PRG-Schultz International, Inc. ..................       818
   *+234    Pegasystems, Inc. ................................     2,017
    *236    Per-Se Technologies, Inc. ........................     3,603
     *39    Resources Connection, Inc. .......................     1,068
    *184    Right Management Consultants......................     3,424
    *660    UnitedGlobalCom, Inc., Class A....................     5,593
    *119    Watson Wyatt & Co. Holdings.......................     2,871
                                                                --------
                                                                  26,412
                                                                --------
            CHEMICALS -- 0.8%
      54    Minerals Technologies, Inc. ......................     1,588
     162    Sensient Technologies Corp. ......................     1,597
                                                                --------
                                                                   3,185
                                                                --------
            COMMUNICATIONS -- 8.2%
     *68    Advanced Fibre Communications, Inc. ..............     1,368
    *113    Boston Communications Group.......................     1,050
    *289    Checkpoint Systems, Inc. .........................     5,471
     *40    Comtech Telecommunications........................     1,140
    *800    Digital Generation Systems........................     1,792
    *302    General Communication.............................     2,629
    *417    McDATA Corp., Class A.............................     3,969
    *474    PTEK Holdings, Inc. ..............................     4,176
     *53    Plantronics, Inc. ................................     1,724
    *369    Primus Telecommunications Group, Inc. ............     3,760
   *+358    Talk America Holdings, Inc. ......................     4,118
    *217    Tekelec...........................................     3,368
                                                                --------
                                                                  34,565
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 2.8%
     136    Black Box Corp. ..................................     3,147
     *70    Emulex Corp. .....................................     1,854
    *449    Rainbow Technologies, Inc. .......................     5,059
    *100    Sierra Wireless, Inc. ............................     1,538
                                                                --------
                                                                  11,598
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            CONSTRUCTION -- 1.0%
       4    Granite Construction, Inc. .......................  $     52
    *127    Washington Group International, Inc. .............     4,307
                                                                --------
                                                                   4,359
                                                                --------
            CONSUMER DURABLES -- 0.6%
     *94    Genesis Microchip, Inc. ..........................     1,694
     *34    Select Comfort Corp. .............................       829
                                                                --------
                                                                   2,523
                                                                --------
            CONSUMER NON-DURABLES -- 2.3%
    +148    Callaway Golf Co. ................................     2,489
    +265    Nautilus Group, Inc. .............................     3,727
     424    Nu Skin Enterprises, Inc. ........................     3,626
                                                                --------
                                                                   9,842
                                                                --------
            CONSUMER SERVICES -- 0.5%
   *+109    Coinstar, Inc. ...................................     1,970
                                                                --------
            DRUGS -- 5.6%
    *359    Abgenix, Inc. ....................................     4,471
     158    Alpharma, Inc., Class A...........................     1,592
     192    Diagnostic Products Corp. ........................     4,417
    *127    Kos Pharmaceuticals, Inc. ........................     5,483
    *112    NPS Pharmaceuticals, Inc. ........................     3,434
     328    Perrigo Co. ......................................     2,584
    *142    Vertex Pharmaceuticals, Inc. .....................     1,454
                                                                --------
                                                                  23,435
                                                                --------
            EDUCATION -- 0.8%
     *68    ITT Educational Services, Inc. ...................     3,185
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.5%
    *153    Flir Systems, Inc. ...............................     5,566
      88    MTS Systems Corp. ................................       846
                                                                --------
                                                                   6,412
                                                                --------
            ELECTRONICS -- 7.5%
      60    Ametek, Inc. .....................................     1,467
     *68    Benchmark Electronics, Inc. ......................     2,350
     102    CTS Corp. ........................................       591
   *+131    Conexant Systems, Inc. ...........................       651
     *38    Dupont Photomasks, Inc. ..........................       908
    *166    ESS Technology....................................     2,817
     *97    Exar Corp. .......................................     1,652
     *65    Fairchild Semiconductor International Corp., Class
              A...............................................     1,621
    *127    Hutchinson Technology, Inc. ......................     3,898
     236    Methode Electronics, Inc. ........................     1,448
     *50    Moog, Inc. .......................................     2,465
    *438    ON Semiconductor Corp. ...........................     2,824
    *177    Photronics, Inc. .................................     3,532
    *441    RF Micro Devices, Inc. ...........................     4,427
     *25    Silicon Laboratories, Inc. .......................     1,076
                                                                --------
                                                                  31,727
                                                                --------
            ENERGY & SERVICES -- 2.7%
     210    Cabot Oil & Gas Corp. ............................     3,067
     464    Chesapeake Energy Corp. ..........................     3,151

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            ENERGY & SERVICES -- (CONTINUED)
     *75    Forest Oil Corp. .................................  $  2,128
     126    Patina Oil & Gas Corp. ...........................     3,077
                                                                --------
                                                                  11,423
                                                                --------
            FINANCIAL SERVICES -- 1.1%
     *69    Affiliated Managers Group, Inc. ..................     4,795
                                                                --------
            FOREST & PAPER PRODUCTS -- 1.8%
     132    Glatfelter........................................       822
     720    Longview Fibre Co. ...............................     4,446
      70    Schweitzer-Mauduit International, Inc. ...........     1,036
     168    Wausau-Mosinee Paper Corp. .......................     1,136
                                                                --------
                                                                   7,440
                                                                --------
            HEALTH SERVICES -- 0.7%
     *65    Apria Healthcare Group, Inc. .....................     1,836
     *34    LifePoint Hospitals, Inc. ........................     1,007
                                                                --------
                                                                   2,843
                                                                --------
            HOTELS & GAMING -- 0.6%
    *103    Aztar Corp. ......................................     2,324
                                                                --------
            INSURANCE -- 5.3%
     *80    American Medical Security Group, Inc. ............     1,794
     *61    Amerigroup Corp. .................................     2,597
    *124    Clark, Inc. ......................................     2,378
      86    Landamerica Financial Group, Inc. ................     2,226
     256    Reinsurance Group of America, Inc. ...............     4,928
     808    Scottish Annuity & Life Holdings Ltd. ............     8,401
                                                                --------
                                                                  22,324
                                                                --------
            MACHINERY -- 1.2%
     192    Graco, Inc. ......................................     3,838
      70    York International Corp. .........................     1,295
                                                                --------
                                                                   5,133
                                                                --------
            MEDIA & ENTERTAINMENT -- 1.2%
     *53    Argosy Gaming Co. ................................     1,377
     *30    Beasley Broadcast Group, Inc., ADR................       498
    *219    Hollywood Entertainment Corp. ....................     3,007
                                                                --------
                                                                   4,882
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 7.1%
    *108    Advanced Medical Optics, Inc. ....................     2,124
     *80    Armor Holdings, Inc. .............................     2,113
    *372    Cytyc Corp. ......................................     5,124
     *48    Haemonetics Corp. ................................     1,142
      64    Invacare Corp. ...................................     1,288
    *115    Invision Technologies, Inc. ......................     3,874
      80    Owens & Minor, Inc. ..............................       876
     442    PolyMedica Corp. .................................     5,815
    *120    Respironics, Inc. ................................     5,420
     *17    Ventana Medical Systems...........................       650
     *63    Viasys Healthcare, Inc. ..........................     1,288
                                                                --------
                                                                  29,714
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            METALS, MINERALS & MINING -- 1.3%
     248    Precision Castparts Corp. ........................  $  5,617
                                                                --------
            REAL ESTATE INVESTMENT TRUST -- 0.6%
     122    American Home Mortgage Investment Corp. ..........     1,378
      50    PS Business Parks, Inc. ..........................     1,040
                                                                --------
                                                                   2,418
                                                                --------
            RESEARCH & TESTING FACILITIES -- 7.3%
     *38    Advisory Board Co. (The)..........................     1,341
    *248    Applera Corp. -- Celera Genomics Group............     3,451
   *+253    CV Therapeutics, Inc. ............................     3,715
    *313    Ciphergen Biosystems, Inc. .......................     3,519
    *278    Exelixis, Inc. ...................................     1,970
    *489    Gene Logic, Inc. .................................     2,538
    *550    Incyte Genomics, Inc. ............................     3,763
    *175    Kosan Biosciences, Inc. ..........................     1,726
    *136    Pharmacopeia, Inc. ...............................     1,930
    *243    Regeneron Pharmaceuticals, Inc. ..................     3,570
   *+162    Trimeris, Inc. ...................................     3,399
                                                                --------
                                                                  30,922
                                                                --------
            RETAIL -- 5.9%
     *48    AFC Enterprises...................................       934
     176    Action Performance Cos., Inc. ....................     1,715
    *138    Aeropostale, Inc. ................................     3,770
     *43    Bebe Stores, Inc. ................................     1,115
     *51    CEC Entertaining, Inc. ...........................     2,412
     *69    GameStop Corp. ...................................     1,062
     *55    Guitar Center, Inc. ..............................     1,792
    *122    Hot Topic, Inc. ..................................     3,602
     *61    PETCO Animal Supplies, Inc. ......................     1,857
    *309    Pacific Sunwear of California, Inc. ..............     6,521
                                                                --------
                                                                  24,780
                                                                --------
            SOFTWARE & SERVICES -- 16.6%
    *271    Activision, Inc. .................................     4,924
    *320    Actuate Corp. ....................................       995
    *149    Acxiom Corp. .....................................     2,767
    *100    Aladdin Knowledge Systems.........................       893
     *65    Anteon International Corp. .......................     2,325
     *30    Bankrate, Inc. ...................................       375
     *35    CACI International, Inc. .........................     1,682
    *166    CSG Systems International, Inc. ..................     2,071
    *150    CyberGuard Corp. .................................     1,311
    *342    Dendrite International, Inc. .....................     5,365
    *173    Digital Insight Corp. ............................     4,308
    *156    Electronics for Imaging, Inc. ....................     4,057
     *68    Filenet Corp. ....................................     1,850
    *+40    FindWhat.com......................................       750
    *389    Gartner Group, Inc., Class A......................     4,400
    *212    Hypercom Corp. ...................................     1,008
   *+117    Hyperion Solutions Corp. .........................     3,529
   *2192    i2 Technologies, Inc. ............................     3,638
    *120    Kronos, Inc. .....................................     4,747
    *794    LookSmart Ltd. ...................................     1,231
     *72    Manhattan Associates, Inc. .......................     1,979
     *65    Mentor Graphics Corp. ............................       942
    *362    Radiant Systems, Inc. ............................     3,041

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- (CONTINUED)
    *101    Transaction Systems Architects, Inc. .............  $  2,288
    *560    Trizetto Group....................................     3,609
    *135    VitalWorks, Inc. .................................       597
    *289    WebEx Communications, Inc. .......................     5,813
                                                                --------
                                                                  70,495
                                                                --------
            UTILITIES -- 0.1%
      40    Cleco Corp. ......................................       719
                                                                --------
            Total common stocks...............................  $407,606
                                                                ========
SHORT-TERM SECURITIES -- 17.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 5.7%
  12,088    Evergreen Institutional Money Market Fund.........  $ 12,088
  11,977    Evergreen Prime Cash Management Money Market
              Fund............................................    11,977
                                                                --------
                                                                  24,065
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENTS -- 11.0%
 $46,355    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................    46,355
                                                                --------
   1,000    U.S. TREASURY BILLS -- 0.3% 0.885% due 01/08/04...     1,000
                                                                --------
            Total short-term securities.......................  $ 71,420
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $353,894)...........   96.8%  $407,606
Total short-term securities (cost $71,420)....   17.0     71,420
                                                -----   --------
Total investment in securities (total cost
  $425,314) -- including $24,218 of securities
  loaned (See Note 2(i))......................  113.8    479,026
Cash, receivables and other
  assets -- including $1,650 of cash held as
  collateral on Loaned Securities (See Note
  2(i)).......................................    0.6      2,712
Payable for securities purchased..............   (4.0)   (17,223)
Payable for Fund shares redeemed..............   (4.2)   (17,577)
Securities lending collateral payable to
  brokers (See Note 2(i)).....................   (6.1)   (25,715)
Other liabilities.............................   (0.1)      (251)
                                                -----   --------
Net assets....................................  100.0%  $420,972
                                                =====   ========

                                                        MARKET
                                                       VALUE #
                                                       --------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 700,000
  shares authorized; 23,983 shares outstanding.......  $     24
Paid in capital......................................   446,792
Accumulated net investment loss......................        (1)
Accumulated net realized loss on investments.........   (79,802)
Unrealized appreciation on investments...............    53,712
Unrealized appreciation on futures contracts ++......       247
                                                       --------
Net assets...........................................  $420,972
                                                       ========

Class IA
  Net asset value per share ($346,380 / 19,734 shares
    outstanding) (500,000 shares authorized)...........  $17.55
                                                         ======
Class IB
  Net asset value per share ($74,592 / 4,249 shares
    outstanding) (200,000 shares authorized)...........  $17.55
                                                         ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 0.6% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

   ++  The Fund had 67 Russell 2000 March 2003 Futures contracts open as of
       December 31, 2003. These contracts had a value of $18,666 as of December
       31, 2003 and were collateralized by various U.S. Treasury Bills with a market value of $1,000.

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP VALUE HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 87.3%
            APPAREL & TEXTILE -- 1.5%
     80     Wolverine World Wide, Inc. .......................  $  1,632
                                                                --------
            BANKS -- 9.8%
     85     Brookline Bancorp, Inc. ..........................     1,309
     20     Chittenden Corp. .................................       656
     58     FNB Corp. ........................................     2,047
     52     First Niagara Financial Group, Inc. ..............       772
     55     Seacoast Financial Services Corp. ................     1,508
     64     Susquehanna Bancshares, Inc. .....................     1,601
     60     Washington Federal, Inc. .........................     1,704
     37     Waypoint Financial Corp. .........................       803
                                                                --------
                                                                  10,400
                                                                --------
            BUSINESS SERVICES -- 1.1%
   *122     Spherion Corp.....................................     1,194
                                                                --------
            CHEMICALS -- 2.1%
     68     Lubrizol Corp. (The)..............................     2,195
                                                                --------
            COMMUNICATIONS -- 1.5%
    *22     Advanced Fibre Communications, Inc. ..............       433
     11     Inter-Tel, Inc. ..................................       285
    *29     Openwave Systems, Inc. ...........................       315
   *118     Stratex Networks, Inc. ...........................       502
                                                                --------
                                                                   1,535
                                                                --------
            CONSTRUCTION -- 3.7%
    *20     Dycom Industries, Inc. ...........................       536
    *36     EMCOR Group, Inc. ................................     1,558
     37     Standard-Pacific Corp. ...........................     1,806
                                                                --------
                                                                   3,900
                                                                --------
            CONSUMER DURABLES -- 1.7%
     88     La-Z-Boy, Inc. ...................................     1,846
                                                                --------
            CONSUMER NON-DURABLES -- 3.5%
     14     Fresh Del Monte Produce...........................       334
   *122     Pinnacle Systems, Inc. ...........................     1,041
    *33     Priority Healthcare Corp., Class B................       788
     52     Supervalu, Inc. ..................................     1,492
                                                                --------
                                                                   3,655
                                                                --------
            DRUGS -- 1.1%
    *16     Charles River Laboratories International, Inc. ...       549
     40     Perrigo Co. ......................................       629
                                                                --------
                                                                   1,178
                                                                --------
            ELECTRICAL EQUIPMENT -- 2.2%
    *40     Mettler Toledo International, Inc. ...............     1,688
    *37     Newport Corp. ....................................       608
                                                                --------
                                                                   2,296
                                                                --------
            ENERGY & SERVICES -- 9.7%
     39     Arch Coal, Inc. ..................................     1,216
    *69     Cal Dive International, Inc. .....................     1,664
    *43     Forest Oil Corp. .................................     1,229

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            ENERGY & SERVICES -- (CONTINUED)
   *193     Key Energy Services, Inc. ........................  $  1,990
    *27     Newfield Exploration Co. .........................     1,180
     35     Tidewater, Inc. ..................................     1,046
    *60     Tom Brown, Inc. ..................................     1,935
                                                                --------
                                                                  10,260
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 0.7%
     17     Lancaster Colony Corp. ...........................       759
                                                                --------
            HEALTH SERVICES -- 4.0%
    *19     Covance, Inc. ....................................       496
    *26     LifePoint Hospitals, Inc. ........................       766
     52     Manor Care, Inc. .................................     1,808
    *70     Province Healthcare Co. ..........................     1,120
                                                                --------
                                                                   4,190
                                                                --------
            INSURANCE -- 5.3%
     25     Harleysville Group, Inc. .........................       497
     84     Horace Mann Educators Corp. ......................     1,173
     35     IPC Holdings Ltd. ................................     1,363
     75     Old Republic International Corp. .................     1,902
     33     Scottish Annuity & Life Holdings Ltd. ............       686
                                                                --------
                                                                   5,621
                                                                --------
            MACHINERY -- 3.1%
     75     Joy Global, Inc. .................................     1,961
     50     Kaydon Corp. .....................................     1,292
                                                                --------
                                                                   3,253
                                                                --------
            MEDIA & ENTERTAINMENT -- 1.7%
    *27     American Greetings Corp. .........................       580
     80     Reader's Digest Association, Inc. (The)...........     1,173
                                                                --------
                                                                   1,753
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.6%
     *8     Coherent, Inc. ...................................       190
    *90     Cytyc Corp. ......................................     1,238
     14     Invacare Corp. ...................................       545
    *83     Steris Corp. .....................................     1,876
                                                                --------
                                                                   3,849
                                                                --------
            METALS, MINERALS & MINING -- 4.5%
     12     Aptagroup, Inc. ..................................       468
   *150     Global Power Equipment Group, Inc. ...............     1,002
    *37     Maverick Tube Corp. ..............................       703
    *43     Steel Dynamics, Inc. .............................       998
     28     Texas Industries, Inc. ...........................     1,029
     30     Worthington Industries, Inc. .....................       548
                                                                --------
                                                                   4,748
                                                                --------
            REAL ESTATE INVESTMENT TRUST -- 8.6%
     55     Brandywine Realty Trust...........................     1,472
     30     First Industrial Realty Trust, Inc. ..............     1,013
     50     Home Properties of NY, Inc. ......................     2,020
     30     Parkway Properties, Inc. .........................     1,248

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP VALUE HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            REAL ESTATE INVESTMENT TRUST -- (CONTINUED)
     50     Prentiss Properties Trust.........................  $  1,650
     42     Rayonier, Inc. ...................................     1,723
                                                                --------
                                                                   9,126
                                                                --------
            RETAIL -- 1.8%
     56     Casey's General Stores, Inc. .....................       989
    *56     Too, Inc. ........................................       945
                                                                --------
                                                                   1,934
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 2.2%
     40     Cooper Tire & Rubber Co. .........................       855
     68     Schulman A, Inc. .................................     1,450
                                                                --------
                                                                   2,305
                                                                --------
            SOFTWARE & SERVICES -- 3.9%
    *57     Activision, Inc. .................................     1,037
    *40     Covansys Corp. ...................................       437
    *96     Informatica Corp. ................................       989
    *40     Internet Security Systems.........................       744
    *70     NetIQ Corp. ......................................       928
                                                                --------
                                                                   4,135
                                                                --------
            TRANSPORTATION -- 10.0%
     41     AO Smith Corp. ...................................     1,427
     25     CNF Transportation, Inc. .........................       831
     19     GATX Corp. .......................................       532
     41     Harsco Corp. .....................................     1,788
    *60     Kansas City Southern..............................       855
     *3     Laidlaw International.............................        37
     45     Superior Industries International.................     1,954
     23     Teekay Shipping Corp. ............................     1,312
     33     Trinity Industries, Inc. .........................     1,018
     23     USF Corp. ........................................       776
                                                                --------
                                                                  10,530
                                                                --------
........     Total common stocks...............................  $ 92,294
                                                                ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 13.1%
            COMMERCIAL PAPER -- 4.7%
 $5,000     Prudential Funding
            0.85% due 01/02/04................................  $  5,000
                                                                --------
            CORPORATE NOTES -- 8.4%
  8,800     Federal Home Loan Bank
            0.75% due 01/02/04................................     8,800
                                                                --------
            Total short-term securities.......................  $ 13,800
                                                                ========

                                                             MARKET
                                                            VALUE #
                                                            --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $73,051)................   87.3%  $ 92,294
Total short-term securities (cost $13,800)........   13.1     13,800
                                                    -----   --------
Total investment in securities (total cost
  $86,851)........................................  100.4    106,094
Cash, receivables and other assets................    0.5        547
Payable for securities purchased..................   (0.6)      (768)
Payable for Fund shares redeemed..................   (0.3)      (275)
Other liabilities.................................   (0.0)        (8)
                                                    -----   --------
Net assets........................................  100.0%  $105,590
                                                    =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 700,000 shares
  authorized; 7,130 shares outstanding......................  $      7
Paid in capital.............................................    84,555
Accumulated net investment income...........................       702
Accumulated net realized gain on investments................     1,083
Unrealized appreciation on investments......................    19,243
                                                              --------
Net assets..................................................  $105,590
                                                              ========

Class IA
  Net asset value per share ($105,589 / 7,130 shares
    outstanding) (500,000 shares authorized)................  $14.81
                                                              ======
Class IB
  Net asset value per share ($1 / @@- shares outstanding)
    (200,000 shares authorized).............................  $14.78
                                                              ======

    & Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 1.6% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.
   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- 99.6%
            BANKS -- 13.0%
   1,614    American Express Co. .............................  $    77,838
   2,471    Bank One Corp. ...................................      112,662
   1,610    Bank of America Corp. ............................      129,516
   4,932    Citigroup, Inc. ..................................      239,404
     737    Federal National Mortgage Association.............       55,289
    +911    HSBC Holdings PLC, ADR............................       71,788
   1,117    KeyCorp. .........................................       32,756
   1,255    State Street Corp. ...............................       65,340
   1,457    U.S. Bancorp......................................       43,378
     516    Wachovia Corp. ...................................       24,054
                                                                -----------
                                                                    852,025
                                                                -----------
            BUSINESS SERVICES -- 1.0%
  *2,503    Accenture Ltd. ...................................       65,871
                                                                -----------
            CHEMICALS -- 1.6%
   1,099    Dow Chemical Co. (The)............................       45,681
   1,362    du Pont (E.I.) de Nemours & Co. ..................       62,493
                                                                -----------
                                                                    108,174
                                                                -----------
            COMMUNICATIONS -- 0.7%
   3,433    Motorola, Inc. ...................................       48,295
                                                                -----------
            COMPUTERS & OFFICE EQUIPMENT -- 8.0%
     676    3M Co. ...........................................       57,446
  *5,942    Cisco Systems, Inc. ..............................      144,341
  *3,326    EMC Corp. ........................................       42,965
   5,112    Hewlett-Packard Co. ..............................      117,431
   1,798    International Business Machines Corp. ............      166,648
                                                                -----------
                                                                    528,831
                                                                -----------
            CONSUMER DURABLES -- 0.6%
   1,438    Masco Corp. ......................................       39,427
                                                                -----------
            CONSUMER NON-DURABLES -- 2.9%
     477    Cardinal Health, Inc. ............................       29,198
   2,371    Gillette Co. (The)................................       87,083
     743    Procter & Gamble Co. (The)........................       74,221
                                                                -----------
                                                                    190,502
                                                                -----------
            DRUGS -- 11.4%
   1,902    Abbott Laboratories...............................       88,638
  *1,320    Amgen, Inc. ......................................       81,564
   1,966    Eli Lilly & Co. ..................................      138,269
    *943    Genzyme Corp. ....................................       46,528
     947    Merck & Co., Inc. ................................       43,765
   7,768    Pfizer, Inc. .....................................      274,456
   1,865    Wyeth.............................................       79,173
                                                                -----------
                                                                    752,393
                                                                -----------
            ELECTRONICS -- 7.0%
   7,476    General Electric Co. .............................      231,613
   5,678    Intel Corp. ......................................      182,819
   1,467    Texas Instruments, Inc. ..........................       43,106
                                                                -----------
                                                                    457,538
                                                                -----------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
            ENERGY & SERVICES -- 5.9%
     970    ChevronTexaco Corp. ..............................  $    83,808
   5,384    Exxon Mobil Corp. ................................      220,748
   1,478    Schlumberger Ltd. ................................       80,871
                                                                -----------
                                                                    385,427
                                                                -----------
            FINANCIAL SERVICES -- 3.0%
     695    Franklin Resources, Inc. .........................       36,192
   1,689    Merrill Lynch & Co., Inc. ........................       99,072
   1,114    Morgan Stanley Dean Witter & Co. .................       64,490
                                                                -----------
                                                                    199,754
                                                                -----------
            FOOD, BEVERAGE & TOBACCO -- 4.6%
   2,603    Coca-Cola Co. (The)...............................      132,077
   1,421    General Mills, Inc. ..............................       64,362
   2,344    PepsiCo, Inc. ....................................      109,277
                                                                -----------
                                                                    305,716
                                                                -----------
            FOREST & PAPER PRODUCTS -- 1.5%
   1,575    International Paper Co. ..........................       67,877
     499    Weyerhaeuser Co. .................................       31,923
                                                                -----------
                                                                     99,800
                                                                -----------
            HEALTH SERVICES -- 0.6%
     891    HCA, Inc. ........................................       38,290
                                                                -----------
            HOTELS & GAMING -- 0.3%
     455    Marriott International, Inc., Class A.............       20,998
                                                                -----------
            INSURANCE -- 4.7%
   2,726    American International Group, Inc. ...............      180,699
   1,646    Marsh & McLennan Cos., Inc. ......................       78,803
   3,059    Travelers Property Casualty Corp. -- Class B......       51,913
                                                                -----------
                                                                    311,415
                                                                -----------
            MACHINERY -- 1.9%
  *1,572    Applied Materials, Inc. ..........................       35,289
   1,090    Caterpillar, Inc. ................................       90,475
                                                                -----------
                                                                    125,764
                                                                -----------
            MEDIA & ENTERTAINMENT -- 7.2%
  *2,310    Comcast Corp. ....................................       75,926
  +5,997    Liberty Media Corp., Class A......................       71,307
 *10,434    Time Warner, Inc. ................................      187,711
   2,026    Viacom, Inc., Class B.............................       89,901
  +1,994    Walt Disney Co. (The).............................       46,529
                                                                -----------
                                                                    471,374
                                                                -----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.8%
   1,067    Johnson & Johnson.................................       55,111
   1,351    Medtronic, Inc. ..................................       65,687
                                                                -----------
                                                                    120,798
                                                                -----------
            METALS, MINERALS & MINING -- 2.1%
   1,457    Alcoa, Inc. ......................................       55,362
     985    Illinois Tool Works, Inc. ........................       82,609
                                                                -----------
                                                                    137,971
                                                                -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- 5.5%
  *2,233    Costco Wholesale Corp. ...........................  $    83,030
  +3,672    Gap, Inc. (The)...................................       85,234
   3,460    Home Depot, Inc. (The)............................      122,802
    *308    Kohl's Corp. .....................................       13,828
   1,551    Target Corp. .....................................       59,551
                                                                -----------
                                                                    364,445
                                                                -----------
            RUBBER & PLASTICS PRODUCTS -- 1.2%
   1,110    NIKE, Inc., Class B...............................       75,956
                                                                -----------
            SOFTWARE & SERVICES -- 7.5%
  *1,442    Computer Sciences Corp. ..........................       63,797
   1,519    First Data Corp. .................................       62,432
   9,531    Microsoft Corp. ..................................      262,482
  *3,490    Oracle Corp. .....................................       46,073
   1,455    SAP AG, ADR.......................................       60,453
                                                                -----------
                                                                    495,237
                                                                -----------
            TRANSPORTATION -- 4.8%
     848    CSX Corp. ........................................       30,474
   1,122    FedEx Corp. ......................................       75,755
     938    Lockheed Martin Corp. ............................       48,203
     701    Northrop Grumman Corp. ...........................       67,040
     947    United Technologies Corp. ........................       89,728
                                                                -----------
                                                                    311,200
                                                                -----------
            UTILITIES -- 0.8%
   1,594    Waste Management, Inc. ...........................       47,171
                                                                -----------
            Total common stocks...............................  $ 6,554,372
                                                                ===========
SHORT-TERM SECURITIES -- 0.9%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.5%
  33,265    Boston Global Investment Trust....................  $    33,265
                                                                -----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENTS -- 0.4%
$ 24,812    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................       24,812
                                                                -----------
            Total short-term securities.......................  $    58,077
                                                                ===========

                                                       MARKET
                                                       VALUE #
                                                     -----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $6,005,730)......   99.6%  $ 6,554,372
Total short-term securities (cost
  $58,077).................................    0.9        58,077
                                             -----   -----------
Total investment in securities (total cost
  $6,063,807) -- including $32,628 of
  securities loaned (See Note 2(i))........  100.5     6,612,449
Cash, receivables and other assets.........    0.2         8,928
Payable for Fund shares redeemed...........   (0.2)      (10,130)
Securities lending collateral payable to
  brokers (See Note 2(i))..................   (0.5)      (33,265)
Other liabilities..........................   (0.0)         (328)
                                             -----   -----------
Net assets.................................  100.0%  $ 6,577,654
                                             =====   ===========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 4,000,000
  shares authorized; 148,275 shares outstanding....  $       148
Paid in capital....................................    7,057,787
Accumulated net investment income..................        2,302
Accumulated net realized loss on investments.......   (1,031,225)
Unrealized appreciation on investments.............      548,642
                                                     -----------
Net assets.........................................  $ 6,577,654
                                                     ===========

Class IA
  Net asset value per share ($6,014,675 / 135,564
    shares outstanding) (3,000,000 shares
    authorized)........................................  $44.37
                                                         ======
Class IB
  Net asset value per share ($562,979 / 12,711 shares
    outstanding) (1,000,000 shares authorized).........  $44.29
                                                         ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 2.0% of total net assets as of December 31, 2003.

    # See Note 2 (b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2 (i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE #
---------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONSV -- 1.3%
$  9,000    Federal Home Loan Mortgage Association, Series
              2075, Class PH (Aaa Moodys)
              6.50% due 08/15/28..............................  $  9,534
                                                                --------
            Total collateralized mortgage obligations.........  $  9,534
                                                                ========
CORPORATE NOTESV -- 27.5%
            U.S. GOVERNMENT AGENCIES -- 27.5%
$ 29,600    Federal Home Loan Bank (Aaa Moodys)
              3.00% due 05/28/08..............................  $ 29,141
  29,800    Federal Home Loan Bank (Aaa Moodys)
              3.375% due 07/21/08.............................    29,642
  23,895    Federal Home Loan Bank (Aaa Moodys)
              5.375% due 02/15/06.............................    25,509
  +14000    Federal Home Loan Bank (Aaa Moodys)
              5.80% due 09/02/08..............................    15,417
   8,000    Federal Home Loan Mortgage Association (Aaa
              Moodys)
              3.00% due 12/15/06..............................     7,981
  22,100    Federal Home Loan Mortgage Association (Aaa
              Moodys)
              3.125% due 08/25/06.............................    22,348
  20,000    Federal Home Loan Mortgage Association (Aaa
              Moodys)
              4.50% due 07/23/07..............................    20,315
  30,000    Federal Home Loan Mortgage Association (Aaa
              Moodys)
              5.25% due 01/15/06..............................    31,912
  12,000    Federal National Mortgage Association (Aaa Moodys)
              3.75% due 09/15/08..............................    11,992
  11,750    Tennessee Valley Authority (Aaa Moodys)
              5.375% due 11/13/08.............................    12,673
                                                                --------
                                                                 206,930
                                                                --------
            Total corporate notes.............................  $206,930
                                                                ========
U.S. TREASURIES & FEDERAL AGENCIES -- 69.1%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 7.1%
$ 30,678    5.50% due 06/01/33................................  $ 31,065
   7,971    6.00% due 10/01/21 -- 04/01/33....................     8,263
  13,396    6.50% due 04/01/28 -- 09/01/32....................    14,033
      99    7.00% due 09/01/29 -- 02/01/31....................       105
                                                                --------
                                                                  53,466
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE #
---------                                                       --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 26.4%
$ 15,600    5.00% due 01/01/34................................  $ 15,434
 140,729    5.50% due 08/01/15 -- 10/01/33....................   143,677
   1,600    5.89% due 12/01/08................................     1,736
   6,576    5.95% due 01/01/09................................     7,152
   1,009    6.00% due 09/01/13 -- 07/01/14....................     1,061
     941    6.01% due 02/01/09................................     1,022
   1,798    6.20% due 01/01/06................................     1,892
     721    6.36% due 04/01/08................................       789
  21,629    6.50% due 05/01/13 -- 10/01/32....................    22,643
   2,410    6.52% due 01/01/08................................     2,651
     270    7.50% due 06/01/23................................       290
      27    8.50% due 04/01/17................................        30
      15    9.00% due 08/01/20 -- 09/01/21....................        17
      94    9.75% due 07/01/20................................       104
                                                                --------
                                                                 198,498
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 8.9%
  45,588    6.00% due 01/15/33 -- 09/20/33....................    47,367
  10,384    6.50% due 11/15/31 -- 08/15/32....................    10,948
   7,768    7.00% due 06/20/30 -- 09/15/32....................     8,277
     505    7.50% due 07/15/27................................       543
      31    9.50% due 05/15/20 -- 12/15/20....................        35
                                                                --------
                                                                  67,170
                                                                --------
            U.S. INFLATION-INDEXED SECURITIES -- 3.3%
  22,634    3.00% due 07/15/12................................    24,675
                                                                --------
            U.S. TREASURY BONDS -- 0.3%
   2,000    10.375% due 11/15/12..............................     2,552
                                                                --------
            U.S. TREASURY NOTES -- 23.1%
  +5,800    1.625% due 10/31/05...............................     5,791
 +15,000    2.00% due 05/15/06................................    15,001
  +5,000    2.625% due 05/15/08...............................     4,925
 +60,000    2.625% due 11/15/06...............................    60,530
  +8,000    3.125% due 10/15/08...............................     7,985
  +5,000    3.25% due 08/15/07................................     5,100
 +42,650    3.50% due 11/15/06................................    44,084
  12,000    4.25% due 11/15/13................................    11,987
 +16,690    6.00% due 08/15/09................................    18,905
                                                                --------
                                                                 174,308
                                                                --------
            Total U.S. treasuries & federal agencies..........  $520,669
                                                                ========
 SHARES
---------
SHORT-TERM SECURITIES -- 24.4%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 21.0%
 158,397    Boston Global Investment Trust....................  $158,397
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE #
---------                                                       --------
            REPURCHASE AGREEMENTS -- 3.4%
$ 25,563    Joint Repurchase Agreement (See Note 2(d)) 0.84%
              due 01/02/04....................................  $ 25,563
                                                                --------
            Total short-term securities.......................  $183,960
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations (cost
  $9,404).........................................    1.3%  $   9,534
Total corporate notes (cost $205,019).............   27.5     206,930
Total U.S. treasuries & federal agencies (cost
  $517,559).......................................   69.1     520,669
Total short-term securities (cost $183,960).......   24.4     183,960
                                                    -----   ---------
Total investment in securities (total cost
  $915,942) -- including $155,229 of
  securities loaned (See Note 2(i))...............  122.3     921,093
Cash, receivables and other assets................    0.9       6,463
Payable for securities purchased..................   (2.0)    (15,394)
Payable for Fund shares redeemed..................   (0.2)       (463)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (21.0)   (158,397)
Other liabilities.................................   (0.0)        (36)
                                                    -----   ---------
Net assets........................................  100.0%  $ 753,266
                                                    =====   =========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 700,000 shares
  authorized; 65,979 shares outstanding.....................  $     66
Paid in capital.............................................   727,184
Accumulated net investment income...........................    26,837
Accumulated net realized loss on investments................    (5,972)
Unrealized appreciation on investments......................     5,151
                                                              --------
Net assets..................................................  $753,266
                                                              ========

Class IA
  Net asset value per share ($514,243 / 44,992
    shares outstanding) (500,000 shares
    authorized)...................................  $11.43
                                                    ======
Class IB
  Net asset value per share ($239,023 / 20,987
    shares outstanding) (200,000 shares
    authorized)...................................  $11.39
                                                    ======

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i))

    V  The bond ratings are unaudited

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 98.9%
            BANKS -- 21.4%
     36     Bank of America Corp. ............................  $  2,920
     89     CIT Group, Inc. ..................................     3,192
    156     Citigroup, Inc. ..................................     7,577
     45     Comerica, Inc. ...................................     2,540
     38     Federal Home Loan Mortgage Association............     2,216
    118     Federal National Mortgage Association.............     8,865
     86     Fleet Boston Financial Corp. .....................     3,750
    159     Hibernia Corp., Class A...........................     3,738
     33     National City Corp. ..............................     1,117
     32     UnionBanCal Corp. ................................     1,859
     71     Washington Mutual, Inc. ..........................     2,828
                                                                --------
                                                                  40,602
                                                                --------
            BUSINESS SERVICES -- 1.3%
    *87     BearingPoint, Inc. ...............................       877
   *192     UnitedGlobalCom, Inc., Class A....................     1,626
                                                                --------
                                                                   2,503
                                                                --------
            CHEMICALS -- 1.8%
     11     Avery Dennison Corp. .............................       611
    287     IMC Global, Inc. .................................     2,849
                                                                --------
                                                                   3,460
                                                                --------
            COMMUNICATIONS -- 0.2%
  *+227     McLeodUSA, Inc. ..................................       336
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 0.5%
     10     International Business Machines Corp. ............       955
                                                                --------
            CONSTRUCTION -- 5.4%
      2     Beazer Homes USA, Inc. ...........................       146
     18     MDC Holdings, Inc. ...............................     1,158
 -1,091     Rinker Group Ltd. ................................     5,395
    *26     Toll Brothers, Inc. ..............................     1,038
   *118     WCI Communities, Inc. ............................     2,424
                                                                --------
                                                                  10,161
                                                                --------
            CONSUMER DURABLES -- 1.0%
    *85     Arrow Electronics, Inc. ..........................     1,955
                                                                --------
            CONSUMER NON-DURABLES -- 5.3%
     42     AmerisourceBergen Corp. ..........................     2,375
    288     Tyco International Ltd. ..........................     7,632
                                                                --------
                                                                  10,007
                                                                --------
            DRUGS -- 5.9%
    +76     Aventis S.A., ADR.................................     5,023
     36     Merck & Co., Inc. ................................     1,645
     53     Pfizer, Inc. .....................................     1,889
     60     Wyeth.............................................     2,564
                                                                --------
                                                                  11,121
                                                                --------
            ELECTRICAL EQUIPMENT -- 0.8%
    *58     Teradyne, Inc. ...................................     1,484
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            ELECTRONICS -- 1.6%
    *54     Fairchild Semiconductor International Corp., Class
              A...............................................  $  1,356
    *71     Vishay Intertechnology, Inc. .....................     1,627
                                                                --------
                                                                   2,983
                                                                --------
            ENERGY & SERVICES -- 8.7%
     60     Devon Energy Corp. ...............................     3,441
     32     EnCana Corp. .....................................     1,269
     74     GlobalSantaFe Corp. ..............................     1,835
    -26     IHC Caland N.V. ..................................     1,410
    *46     Noble Corp. ......................................     1,646
     68     Royal Dutch Petroleum Co., N.V., NY Reg Shares....     3,547
     37     TotalFinaElf S.A., ADR............................     3,423
                                                                --------
                                                                  16,571
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 1.8%
     51     Bunge Ltd. .......................................     1,669
    *54     Constellation Brands, Inc. .......................     1,772
                                                                --------
                                                                   3,441
                                                                --------
            FOREST & PAPER PRODUCTS -- 3.0%
     28     Aracruz Celulose S.A., ADR........................       967
    *73     Pactiv Corp. .....................................     1,749
     68     Sappi Ltd., ADR...................................       927
   *113     Smurfit-Stone Container Corp. ....................     2,091
                                                                --------
                                                                   5,734
                                                                --------
            INSURANCE -- 14.1%
     71     Ace Ltd. .........................................     2,920
    *60     Anthem, Inc. .....................................     4,515
    *29     Health Net, Inc. .................................       955
     12     MBIA, Inc. .......................................       729
    *76     Oxford Health Plans, Inc. ........................     3,306
     85     Platinum Underwriters Holdings Ltd. ..............     2,547
     34     Radian Group, Inc. ...............................     1,677
     46     Reinsurance Group of America, Inc. ...............     1,786
    113     RenaissanceRe Holdings Ltd. ......................     5,538
     21     St. Paul Cos., Inc. (The).........................       837
      6     Travelers Property Casualty Corp. -- Class A......       101
    101     Travelers Property Casualty Corp. -- Class B......     1,716
                                                                --------
                                                                  26,627
                                                                --------
            MACHINERY -- 1.5%
   *199     Axcelis Technologies, Inc. .......................     2,036
     21     York International Corp. .........................       754
                                                                --------
                                                                   2,790
                                                                --------
            MEDIA & ENTERTAINMENT -- 6.2%
      7     Blockbuster, Inc., Class A........................       117
    *12     COX Communications, Inc. .........................       400
   *200     Comcast Corp., Special Class A ...................     6,240
   *278     Time Warner, Inc. ................................     5,003
                                                                --------
                                                                  11,760
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 1.7%
     51     Alcoa, Inc. ......................................  $  1,927
     39     Engelhard Corp. ..................................     1,153
     *1     International Steel Group, Inc. ..................        51
                                                                --------
                                                                   3,131
                                                                --------

            RETAIL -- 5.9%
    *13     CEC Entertaining, Inc. ...........................       597
    132     Foot Locker, Inc. ................................     3,084
   *154     Kroger Co. (The)..................................     2,856
     78     Ross Stores, Inc. ................................     2,067
    121     TJX Cos., Inc. (The)..............................     2,668
                                                                --------
                                                                  11,272
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 2.8%
   -114     Compagnie Generale des Etablissements Michelin,
              Class B.........................................     5,244
                                                                --------
            SOFTWARE & SERVICES -- 1.5%
     51     Microsoft Corp. ..................................     1,402
    *97     Unisys Corp. .....................................     1,446
                                                                --------
                                                                   2,848
                                                                --------
            TRANSPORTATION -- 3.0%
  *+112     AMR Corp. ........................................     1,447
    334     Bombardier, Inc. .................................     1,415
   *+63     Continental Airlines, Inc., Class B...............     1,017
    *56     ExpressJet Holdings, Inc. ........................       839
    *75     Pinnacle Airlines Corp. ..........................     1,047
                                                                --------
                                                                   5,765
                                                                --------
            UTILITIES -- 3.5%
     21     Dominion Resources, Inc. .........................     1,315
     14     Exelon Corp. .....................................       949
     21     PPL Corp. ........................................       932
     23     Progress Energy, Inc. ............................     1,041
     99     TXU Corp. ........................................     2,358
                                                                --------
                                                                   6,595
                                                                --------
            Total common stocks...............................  $187,345
                                                                ========
SHORT-TERM SECURITIES -- 5.8%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 3.2%
  6,053     Boston Global Investment Trust....................  $  6,053
                                                                --------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENTS -- 2.6%
 $4,985     Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................     4,985
                                                                --------
            Total short-term securities.......................  $ 11,038
                                                                ========

                                                             MARKET
                                                             VALUE
                                                            --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $155,650)...............   98.9%  $187,345
Total short-term securities (cost $11,038)........    5.8     11,038
                                                    -----   --------
Total investment in securities (total cost
  $166,688) -- including $5,817 of securities
  loaned (See Note 2(i))..........................  104.7    198,383
Cash, receivables and other assets................    1.8      3,434
Payable for securities purchased..................   (3.3)    (6,286)
Payable for Fund shares redeemed..................   (0.0)       (16)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (3.2)    (6,053)
Other liabilities.................................   (0.0)       (11)
                                                    -----   --------
Net assets........................................  100.0%  $189,451
                                                    =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 700,000
  shares authorized; 12,369 shares outstanding.......  $     12
Paid in capital......................................   173,737
Accumulated net investment income....................       726
Accumulated net realized loss on investments.........   (16,715)
Unrealized appreciation on investments...............    31,695
Unrealized appreciation on forward foreign currency
  contracts (See Note 2(g)) @@@......................         8
Unrealized depreciation on other assets and
  liabilities in foreign currencies..................       (12)
                                                       --------
Net assets...........................................  $189,451
                                                       ========

Class IA
  Net asset value per share ($156,879 / 10,235
    shares outstanding) (500,000 shares
    authorized)...................................  $15.33
                                                    ======
Class IB
  Net asset value per share ($32,572 / 2,134
    shares outstanding) (200,000 shares
    authorized)...................................  $15.27
                                                    ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 18.0% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $12,049, which represents 6.4% of total net assets.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                                                     APPRECIATION
DESCRIPTION                  MARKET VALUE         CONTRACT         DELIVERY         (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Australian Dollar (Buy)         $ 135              $ 134           1/2/2004              $ 1
Australian Dollar (Buy)           208                207           1/6/2004                1
Australian Dollar (Buy)           641                635           1/5/2004                6
                                                                                         ---
                                                                                         $ 8
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                 HARTFORD
                                                               HARTFORD          BLUE CHIP
                                                               ADVISERS            STOCK
                                                               HLS FUND          HLS FUND
                                                              ----------         ---------
INVESTMENT INCOME:
  Dividends.................................................  $  114,696          $ 1,692
  Interest..................................................     165,102              152
  Securities lending........................................       1,013                3
  Less: Foreign tax withheld................................        (116)              (4)
                                                              ----------          -------
    Total investment income (loss)..........................     280,695            1,843
                                                              ----------          -------
EXPENSES:
  Investment advisory fees..................................      45,100            1,446
  Administrative services fees..............................      20,812               --
  Accounting services.......................................       2,081               --
  Board of Directors fees...................................         124                2
  Custodian fees, gross.....................................          72                9
  Distribution Fees -- Class IB.............................       2,320               --
  Other expenses............................................       1,658               28
                                                              ----------          -------
    Total expenses (before offsets).........................      72,167            1,485
                                                              ----------          -------
  Expenses paid indirectly (see Note 3(d))..................          47                1
  Custodian fees offset (see Note 3(d)).....................           4               --
                                                              ----------          -------
    Total expenses net......................................      72,116            1,484
                                                              ----------          -------
  Net investment income (loss)..............................     208,579              359
                                                              ----------          -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................    (442,960)          (4,967)
  Net realized gain (loss) on futures contracts.............          --               --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................          --               (2)
  Net realized gain (loss) on foreign currency
    transactions............................................          24              (14)
  Net realized gain (loss) on option contracts..............          --               --
  Net unrealized appreciation (depreciation) on
    securities..............................................   2,029,822           47,041
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................          --               --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................          --               --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          --               --
                                                              ----------          -------
  Net realized and unrealized gain (loss) on investments....   1,586,886           42,058
                                                              ----------          -------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $1,795,465          $42,417
                                                              ==========          =======

(1) Formerly, Hartford Growth and Income HLS Fund.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  HARTFORD       HARTFORD       HARTFORD     HARTFORD     HARTFORD
    HARTFORD      CAPITAL         CAPITAL      DISCIPLINED    GLOBAL       GROWTH        HARTFORD
      BOND      APPRECIATION   OPPORTUNITIES     EQUITY      LEADERS    OPPORTUNITIES   HIGH YIELD
    HLS FUND      HLS FUND       HLS FUND      HLS FUND(1)   HLS FUND     HLS FUND       HLS FUND
    ---------   ------------   -------------   -----------   --------   -------------   ----------
    $    200     $   99,648       $  229        $ 10,355     $ 9,231      $  2,971       $    134
     122,023         18,754            5             259         232           453         37,284
         959            582           --               4         279            92             95
          --         (2,754)          --              --        (554)          (45)            --
    --------     ----------       ------        --------     --------     --------       --------
     123,182        116,230          234          10,618       9,188         3,471         37,513
    --------     ----------       ------        --------     --------     --------       --------
       7,690         34,597          158           3,400       3,647         3,618          2,628
       5,802         15,869           --           1,274       1,378            --            964
         580          1,587           --             127         138            --             96
          35             92           --               7           8             7              5
          71          1,583           20              19         193            32             19
       1,433          2,398           --             242         208            63            371
         480          1,205            7             120         131            93             79
    --------     ----------       ------        --------     --------     --------       --------
      16,091         57,331          185           5,189       5,703         3,813          4,162
    --------     ----------       ------        --------     --------     --------       --------
          13             36           --               3           3             3              2
          29             20           --              --           3            --              6
    --------     ----------       ------        --------     --------     --------       --------
      16,049         57,275          185           5,186       5,697         3,810          4,154
    --------     ----------       ------        --------     --------     --------       --------
     107,133         58,955           49           5,432       3,491          (339)        33,359
    --------     ----------       ------        --------     --------     --------       --------
     120,269        316,746          281         (19,533)    115,915        84,869        (15,926)
          --             --           --           1,960          --            --             --
         399            908           (1)             --         120           (53)             6
      (3,574)        (3,884)          --              --         134            43            293
        (901)            --           --              --          --            --             --
      (8,107)     2,610,764        3,891         182,629      98,220       131,438         76,806
          --             --           --           1,747          --            --             --
           4            183           --              --          13            (5)            --
        (276)           (22)          --              --          29             7              5
    --------     ----------       ------        --------     --------     --------       --------
     107,814      2,924,695        4,171         166,803     214,431       216,299         61,184
    --------     ----------       ------        --------     --------     --------       --------
    $214,947      2,983,650       $4,220        $172,235     $217,922     $215,960       $ 94,543
    ========     ==========       ======        ========     ========     ========       ========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE YEAR ENDED DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                  HARTFORD        HARTFORD
                                                              HARTFORD          INTERNATIONAL   INTERNATIONAL
                                                                INDEX           OPPORTUNITIES       STOCK
                                                              HLS FUND            HLS FUND        HLS FUND
                                                              ---------         -------------   -------------
INVESTMENT INCOME:
  Dividends.................................................  $ 31,995            $ 15,570         $ 2,479
  Interest..................................................       884                 195               8
  Securities lending........................................        35                 477              75
  Less: Foreign tax withheld................................        --              (2,171)           (257)
                                                              --------            --------         -------
    Total investment income (loss)..........................    32,914              14,071           2,305
                                                              --------            --------         -------
EXPENSES:
  Investment advisory fees..................................     3,587               3,861             704
  Administrative services fees..............................     3,587               1,468              --
  Accounting services.......................................       359                 147              --
  Board of Directors fees...................................        21                   9               1
  Custodian fees, gross.....................................        41                 523              70
  Distribution Fees -- Class IB.............................       307                 111              --
  Other expenses............................................       277                 120              17
                                                              --------            --------         -------
    Total expenses (before offsets).........................     8,179               6,239             792
                                                              --------            --------         -------
  Expenses paid indirectly (See Note 3(d))..................         8                   3              --
  Custodian fees offset (See Note 3(d)).....................        --                   2              --
                                                              --------            --------         -------
    Total expenses net......................................     8,171               6,234             792
                                                              --------            --------         -------
  Net investment income (loss)..............................    24,743               7,837           1,513
                                                              --------            --------         -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................     3,345              32,879          (1,744)
  Net realized gain (loss) on futures contracts.............     2,949                  --              --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................        --                (143)           (183)
  Net realized gain (loss) on foreign currency
    transactions............................................        --                (631)             50
  Net realized gain (loss) on option contracts..............        --                  --              --
  Net unrealized appreciation (depreciation) on
    securities..............................................   424,703             186,703          22,793
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................       609                  --              --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................        --                  45              --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...        --                (100)              9
                                                              --------            --------         -------
  Net realized and unrealized gain (loss) on investments....   431,606             218,753          20,925
                                                              --------            --------         -------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $456,349            $226,590         $22,438
                                                              ========            ========         =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD    HARTFORD                    HARTFORD     HARTFORD    HARTFORD                    HARTFORD         HARTFORD
    LARGECAP     MIDCAP       HARTFORD     MULTISECTOR   SMALLCAP    SMALLCAP     HARTFORD    U.S. GOVERNMENT       VALUE
     GROWTH       STOCK     MONEY MARKET      BOND        GROWTH       VALUE       STOCK        SECURITIES      OPPORTUNITIES
    HLS FUND    HLS FUND      HLS FUND      HLS FUND     HLS FUND    HLS FUND     HLS FUND       HLS FUND         HLS FUND
    ---------   ---------   ------------   -----------   ---------   ---------   ----------   ---------------   -------------
     $   530     $   502      $    64        $   --      $  1,334     $ 1,596    $  94,219       $     --          $ 1,593
           5          11       27,354         1,581           174         102        1,404         25,961               37
           3          13           --            --           238           4           66            159               34
          (5)         (1)          --            --            (1)         --          (96)            --              (28)
     -------     -------      -------        ------      --------     -------    ----------      --------          -------
         533         525       27,418         1,581         1,745       1,702       95,593         26,120            1,636
     -------     -------      -------        ------      --------     -------    ----------      --------          -------
         487         425        5,527           221         1,722         785       14,744          3,685              836
          --          --        4,422            --            --          --       11,445             --               --
          --          --          442            --            --          --        1,145             --               --
           1           1           28            --             3           1           68             10                1
           6          12           16            10            16          16           29              8               10
          --          --          675            --            79          --        1,010            492               36
          13          11          329             9            40          19          893            133               21
     -------     -------      -------        ------      --------     -------    ----------      --------          -------
         507         449       11,439           240         1,860         821       29,334          4,328              904
     -------     -------      -------        ------      --------     -------    ----------      --------          -------
          --          --           10            --             1          --           26              4                1
          --          --           --            --            --          --            1             --               --
     -------     -------      -------        ------      --------     -------    ----------      --------          -------
         507         449       11,429           240         1,859         821       29,307          4,324              903
     -------     -------      -------        ------      --------     -------    ----------      --------          -------
          26          76       15,989         1,341          (114)        881       66,286         21,796              733
     -------     -------      -------        ------      --------     -------    ----------      --------          -------
        (793)      1,485           --         1,374        11,076       2,137     (507,440)         3,901            3,033
          --          --           --            15         3,097          --           --             --               --
          --          --           --            (3)           --          --           --             --               (1)
           1          --           --             5            --                        7             --               (3)
          --          --           --            --            --          --           --             --               --
      12,163      11,472           --          (159)       99,848      26,645    1,817,955        (10,969)          42,756
          --          --           --            (9)          417                       --             --               --
          --          --           --           (86)           --          --           --             --                8
          --          --           --             1            --          --           --             --              (12)
     -------     -------      -------        ------      --------     -------    ----------      --------          -------
      11,371      12,957           --         1,138       114,438      28,782    1,310,522         (7,068)          45,781
     -------     -------      -------        ------      --------     -------    ----------      --------          -------
     $11,397     $13,033      $15,989        $2,479      $114,324     $29,663    $1,376,808      $ 14,728          $46,514
     =======     =======      =======        ======      ========     =======    ==========      ========          =======

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD ADVISERS HLS FUND
                                                              ---------------------------
                                                                FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002
                                                              ------------   ------------
OPERATIONS:
  Net investment income (loss)..............................  $   208,579    $   253,749
  Net realized gain (loss) on investments...................     (442,936)      (154,706)
  Net unrealized appreciation (depreciation) of
    investments.............................................    2,029,822     (1,855,706)
                                                              -----------    -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    1,795,465     (1,756,663)
                                                              -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (233,680)      (310,849)
    Class IB................................................      (23,061)       (17,707)
  From net realized gain on investments
    Class IA................................................           --             --
    Class IB................................................           --             --
                                                              -----------    -----------
    Total distributions.....................................     (256,741)      (328,556)
                                                              -----------    -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................     (284,304)      (609,326)
    Class IB................................................      446,195        258,251
                                                              -----------    -----------
  Net increase (decrease) from capital share transactions...      161,891       (351,075)
                                                              -----------    -----------
  Net increase (decrease) in net assets.....................    1,700,615     (2,436,294)
NET ASSETS:
  Beginning of period.......................................    9,921,475     12,357,769
                                                              -----------    -----------
  End of period.............................................  $11,622,090    $ 9,921,475
                                                              ===========    ===========
  Accumulated undistributed net investment income (loss)....  $   104,776    $   146,740
                                                              ===========    ===========

  (a)  Formerly, Fortis Blue Chip Stock Series.

  (b)  Formerly, Fortis Capital Opportunities Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     HARTFORD BLUE CHIP STOCK                                   HARTFORD CAPITAL APPRECIATION   HARTFORD CAPITAL OPPORTUNITIES
            HLS FUND(A)             HARTFORD BOND HLS FUND                HLS FUND                        HLS FUND(B)
    ---------------------------   ---------------------------   -----------------------------   -------------------------------
      FOR THE        FOR THE        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE          FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
        2003           2002           2003           2002           2003            2002             2003             2002
    ------------   ------------   ------------   ------------   -------------   -------------   --------------   --------------
      $    359       $     67      $  107,133     $  114,109     $    58,955     $    49,150       $     49         $      8
        (4,983)       (12,626)        116,193         23,979         313,770      (1,321,148)           280           (6,405)
        47,041        (44,014)         (8,379)        71,252       2,610,925        (568,703)         3,891             (795)
      --------       --------      ----------     ----------     -----------     -----------       --------         --------
        42,417        (56,573)        214,947        209,340       2,983,650      (1,840,701)         4,220           (7,192)
      --------       --------      ----------     ----------     -----------     -----------       --------         --------
           (58)            --         (97,398)       (71,918)        (44,255)        (43,001)           (58)              --
            --             --         (23,627)        (9,028)         (5,412)         (2,845)            --               --
            --             --         (11,273)       (21,013)             --              --             --               --
            --             --          (2,800)        (2,682)             --              --             --               --
      --------       --------      ----------     ----------     -----------     -----------       --------         --------
           (58)            --        (135,098)      (104,641)        (49,667)        (45,846)           (58)              --
      --------       --------      ----------     ----------     -----------     -----------       --------         --------
       (15,162)       (27,691)        120,521        505,821         119,749        (712,297)        (2,755)              65
            --             --         338,611        215,658         609,544         299,875             --               --
      --------       --------      ----------     ----------     -----------     -----------       --------         --------
       (15,162)       (27,691)        459,132        721,479         729,293        (412,422)        (2,755)              65
      --------       --------      ----------     ----------     -----------     -----------       --------         --------
        27,197        (84,264)        538,981        826,178       3,663,276      (2,298,969)         1,407           (7,127)
       155,333        239,597       2,528,130      1,701,952       6,828,872       9,127,841         16,387           23,514
      --------       --------      ----------     ----------     -----------     -----------       --------         --------
      $182,530       $155,333      $3,067,111     $2,528,130     $10,492,148     $ 6,828,872       $ 17,794         $ 16,387
      ========       ========      ==========     ==========     ===========     ===========       ========         ========
      $    343       $     58      $  149,925        121,024     $     2,152     $     1,931       $     --         $      9
      ========       ========      ==========     ==========     ===========     ===========       ========         ========

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD DISCIPLINED EQUITY
                                                                          HLS FUND
                                                              ---------------------------------
                                                                FOR THE              FOR THE
                                                               YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                2003(A)                2002
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................    $  5,432            $   3,235
  Net realized gain (loss) on investments...................     (17,573)            (112,056)
  Net unrealized appreciation (depreciation) on
    investments.............................................     184,376              (47,818)
                                                                --------            ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................     172,235             (156,639)
                                                                --------            ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (7,093)              (2,112)
    Class IB................................................      (1,140)                (143)
  From net realized gain on investments
    Class IA................................................          --                   --
    Class IB................................................          --                   --
                                                                --------            ---------
    Total distributions.....................................      (8,233)              (2,255)
                                                                --------            ---------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      87,569              188,974
    Class IB................................................      70,390               27,045
                                                                --------            ---------
  Net increase (decrease) from capital share transactions...     157,959              216,019
                                                                --------            ---------
  Net increase (decrease) in net assets.....................     321,961               57,125
NET ASSETS:
  Beginning of period.......................................     519,737              462,612
                                                                --------            ---------
  End of period.............................................    $841,698            $ 519,737
                                                                ========            =========
  Accumulated net investment income (loss)..................    $    422            $   3,234
                                                                ========            =========

  (a)  Formerly, Hartford Growth and Income HLS Fund.

  (b)  Formerly, Fortis Growth Stock Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD GLOBAL LEADERS     HARTFORD GROWTH OPPORTUNITIES       HARTFORD HIGH YIELD             HARTFORD INDEX
             HLS FUND                      HLS FUND(B)                     HLS FUND                      HLS FUND
    ---------------------------   -----------------------------   ---------------------------   ---------------------------
      FOR THE        FOR THE         FOR THE         FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2003            2002            2003           2002           2003           2002
    ------------   ------------   -------------   -------------   ------------   ------------   ------------   ------------
      $  3,491      $   6,467       $   (339)       $    (942)      $ 33,359       $ 18,692      $   24,743     $   21,815
       116,169       (128,933)        84,859         (134,893)       (15,627)       (17,319)          6,294          2,513
        98,262        (20,675)       131,440          (64,626)        76,811        (13,584)        425,312       (524,681)
      --------      ---------       --------        ---------       --------       --------      ----------     ----------
       217,922       (143,141)       215,960         (200,461)        94,543        (12,211)        456,349       (500,353)
      --------      ---------       --------        ---------       --------       --------      ----------     ----------
        (2,799)        (5,462)            --               --        (13,145)        (9,980)        (23,630)       (19,562)
          (323)          (437)            --               --         (5,706)        (1,721)         (2,050)          (725)
            --             --             --               --             --             --          (5,282)       (71,573)
            --             --             --               --             --             --            (445)        (2,010)
      --------      ---------       --------        ---------       --------       --------      ----------     ----------
        (3,122)        (5,899)            --               --        (18,851)       (11,701)        (31,407)       (93,870)
      --------      ---------       --------        ---------       --------       --------      ----------     ----------
        (4,281)       197,555         12,439          (76,597)       228,151         94,313         (12,663)       154,200
        46,523         17,790         44,855            5,322        179,915         33,755          96,019         39,698
      --------      ---------       --------        ---------       --------       --------      ----------     ----------
        42,242        215,345         57,294          (71,275)       408,066        128,068          83,356        193,898
      --------      ---------       --------        ---------       --------       --------      ----------     ----------
       257,042         66,305        273,254         (271,736)       483,758        104,156         508,298       (400,325)
       600,322        534,017        483,332          755,068        257,101        152,945       1,622,092      2,022,417
      --------      ---------       --------        ---------       --------       --------      ----------     ----------
      $857,364      $ 600,322       $756,586        $ 483,332       $740,859       $257,101      $2,130,390     $1,622,092
      ========      =========       ========        =========       ========       ========      ==========     ==========
      $  1,723      $   1,132       $    (12)       $     (16)      $ 35,327       $ 18,851      $    1,722     $    2,680
      ========      =========       ========        =========       ========       ========      ==========     ==========

 HARTFORD HLS MUTUAL FUNDS

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD INTERNATIONAL       HARTFORD INTERNATIONAL STOCK
                                                                 OPPORTUNITIES HLS FUND               HLS FUND(A)
                                                              ----------------------------    ----------------------------
                                                                FOR THE         FOR THE         FOR THE         FOR THE
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2003            2002            2003          2002(A)
                                                              ------------    ------------    ------------    ------------
OPERATIONS:
  Net investment income (loss)..............................   $    7,837       $ 10,309        $ 1,513         $  1,454
  Net realized gain (loss) on investments...................       32,105       (121,588)        (1,877)         (15,926)
  Net unrealized appreciation (depreciation) of
    investments.............................................      186,648        (19,596)        22,802            5,068
                                                               ----------       --------        -------         --------
  Net increase (decrease) in net assets resulting from
    operations..............................................      226,590       (130,875)        22,438           (9,404)
                                                               ----------       --------        -------         --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (6,583)       (15,535)        (2,047)            (905)
    Class IB................................................         (477)          (431)            --               --
  From net realized gain on investments
    Class IA................................................           --             --             --               --
    Class IB................................................           --             --             --               --
                                                               ----------       --------        -------         --------
    Total distributions.....................................       (7,060)       (15,966)        (2,047)            (905)
                                                               ----------       --------        -------         --------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      (27,267)      (151,869)        (6,848)         (13,652)
    Class IB................................................       34,199          8,043             --               --
                                                               ----------       --------        -------         --------
  Net increase (decrease) from capital share transactions...        6,932       (143,826)        (6,848)         (13,652)
                                                               ----------       --------        -------         --------
  Net increase (decrease) in net assets.....................      226,462        290,667         13,543          (23,961)
NET ASSETS:
  Beginning of period.......................................      673,544        964,211         81,352          105,313
                                                               ----------       --------        -------         --------
  End of period.............................................   $  900,006       $673,544        $94,895         $ 81,352
                                                               ==========       ========        =======         ========
  Accumulated undistributed net investment income (loss)....   $    1,085       $  1,082        $   280         $    947
                                                               ==========       ========        =======         ========

  (a)  Formerly, Fortis International Stock Series.

  (b)  Formerly, Fortis LargeCap Growth Series.

  (c)  Formerly, Fortis MidCap Stock Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     HARTFORD LARGECAP GROWTH        HARTFORD MIDCAP STOCK         HARTFORD MONEY MARKET
            HLS FUND(B)                   HLS FUND(C)                    HLS FUND
    ---------------------------   ---------------------------   ---------------------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003         2002(B)          2003           2002           2003           2002
    ------------   ------------   ------------   ------------   ------------   ------------
      $    26        $  (125)      $       76      $     76      $   15,989     $   32,127
         (792)       (18,174)           1,485        (4,177)             --            100
       12,163         (7,552)          11,472        (3,319)             --             --
      -------        -------       ----------      --------      ----------     ----------
       11,397        (25,851)          13,033        (7,420)         15,989         32,227
      -------        -------       ----------      --------      ----------     ----------
           --             --              (74)           --         (14,648)       (29,732)
           --             --               --            --          (1,341)        (2,395)
           --             --               --            --              --            (93)
           --             --               --            --              --             (7)
      -------        -------       ----------      --------      ----------     ----------
           --             --              (74)           --         (15,989)       (32,227)
      -------        -------       ----------      --------      ----------     ----------
       (4,671)        (8,680)              75         3,913        (710,017)       451,936
           --             --               --            --         (20,984)       109,785
      -------        -------       ----------      --------      ----------     ----------
       (4,671)        (8,680)              75         3,913        (731,001)       561,721
      -------        -------       ----------      --------      ----------     ----------
        6,726        (34,531)          13,034        (3,507)       (731,001)       561,721
       51,944         86,475           43,251        46,758       2,581,370      2,019,649
      -------        -------       ----------      --------      ----------     ----------
      $58,670        $51,944       $   56,285      $ 43,251      $1,850,369     $2,581,370
      =======        =======       ==========      ========      ==========     ==========
      $    28        $    --       $       76      $     74      $       --     $       --
      =======        =======       ==========      ========      ==========     ==========

 HARTFORD HLS MUTUAL FUNDS

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD MULTISECTOR BOND        HARTFORD SMALLCAP GROWTH
                                                                      HLS FUND(A)                     HLS FUND(B)
                                                              ----------------------------    ----------------------------
                                                                FOR THE         FOR THE         FOR THE         FOR THE
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2003            2002            2003            2002
                                                              ------------    ------------    ------------    ------------
OPERATIONS:
  Net investment income (loss)..............................    $ 1,341         $ 1,571         $   (114)       $   (389)
  Net realized gain (loss) on investments...................      1,391          (1,492)          14,173         (14,819)
  Net unrealized appreciation (depreciation) on
    investments.............................................       (253)            991          100,265         (60,942)
                                                                -------         -------         --------        --------
  Net increase (decrease) in net assets resulting from
    operations..............................................      2,479           1,070          114,324         (76,150)
                                                                -------         -------         --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (1,598)         (1,809)              --              --
    Class IB................................................         --              --               --              --
  From net realized gain on investments
    Class IA................................................         --              --               --              --
    Class IB................................................         --              --               --              --
                                                                -------         -------         --------        --------
    Total distributions.....................................     (1,598)         (1,809)              --              --
                                                                -------         -------         --------        --------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................        902          (1,655)          62,355         (12,126)
    Class IB................................................         --              --           53,081           7,216
                                                                -------         -------         --------        --------
  Net increase (decrease) from capital share transactions...        902          (1,655)         115,436          (4,910)
                                                                -------         -------         --------        --------
  Net increase (decrease) in net assets.....................      1,783          (2,394)         229,760         (81,060)
NET ASSETS:
  Beginning of period.......................................     28,254          30,648          191,212         272,272
                                                                -------         -------         --------        --------
  End of period.............................................    $30,037         $28,254         $420,972        $191,212
                                                                =======         =======         ========        ========
  Accumulated net investment income (loss)..................    $ 1,439         $ 1,598         $     (1)       $     --
                                                                =======         =======         ========        ========

  (a)  Formerly, Fortis Multisector Bond Series.

  (b)  Formerly, Fortis Aggressive Growth Series.

  (c)  Formerly, Fortis SmallCap Value Series.

  (d)  Formerly, Fortis U.S. Government Securities Series.

  (e)  Formerly, Fortis Value Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD SMALLCAP VALUE           HARTFORD STOCK           HARTFORD U.S. GOVERNMENT     HARTFORD VALUE OPPORTUNITIES
            HLS FUND(C)                    HLS FUND               SECURITIES HLS FUND(D)               HLS FUND(E)
    ---------------------------   ---------------------------   ---------------------------   -----------------------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE         FOR THE         FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2003           2002           2003           2002           2003           2002           2003            2002
    ------------   ------------   ------------   ------------   ------------   ------------   -------------   -------------
      $    881       $    618      $   66,286    $    63,506      $ 21,796     $    12,567      $    733        $    633
         2,137           (219)       (507,433)      (235,322)        3,901          10,899         3,029         (19,505)
        26,645        (18,595)      1,817,955     (1,765,512)      (10,969)         11,474        42,752         (13,227)
      --------       --------      ----------    -----------      --------     -----------      --------        --------
        29,663        (18,196)      1,376,808     (1,937,328)       14,728          34,940        46,514         (32,099)
      --------       --------      ----------    -----------      --------     -----------      --------        --------
          (437)          (816)        (64,140)       (58,646)       (9,841)         (8,732)         (550)           (821)
            --             --          (4,863)        (2,766)       (3,220)             --           (68)             --
        (1,047)       (10,698)             --             --            --              --            --          (2,397)
            --             --              --             --            --              --            --              --
      --------       --------      ----------    -----------      --------     -----------      --------        --------
        (1,484)       (11,514)        (69,003)       (61,412)      (13,061)         (8,732)         (618)         (3,218)
      --------       --------      ----------    -----------      --------     -----------      --------        --------
        (7,620)         6,068        (290,019)      (823,856)      (78,702)        392,496        28,203          (6,486)
             1             --         168,825        107,525       138,808          98,456        23,399           3,189
      --------       --------      ----------    -----------      --------     -----------      --------        --------
        (7,619)         6,068        (121,194)      (716,335)       60,106         490,952        51,602          (3,297)
      --------       --------      ----------    -----------      --------     -----------      --------        --------
        20,560        (23,642)      1,186,611     (2,715,075)       61,773         517,160        97,498         (38,614)
        85,030        108,672       5,391,043      8,106,118       691,493         174,333        91,953         130,567
      --------       --------      ----------    -----------      --------     -----------      --------        --------
      $105,590       $ 85,030      $6,577,654    $ 5,391,043      $753,266     $   691,493      $189,451        $ 91,953
      ========       ========      ==========    ===========      ========     ===========      ========        ========
      $    702       $    458      $    2,302    $     5,503      $ 26,837     $    13,061      $    726        $    618
      ========       ========      ==========    ===========      ========     ===========      ========        ========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2003
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts contracts of Fortis Benefits Insurance Company and First Fortis Life Insurance Company (collectively, The Company), as well as certain qualified retirement plans. The funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-six portfolios, ten are included in these financial statements; they are Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund (formerly, Hartford Growth and Income HLS Fund), Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund and Hartford Stock HLS Fund.) and Hartford Series Fund II, Inc. (comprised of eleven funds; they are Hartford Blue Chip Stock HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Stock HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Stock HLS Fund, Hartford Multisector Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund.). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

     Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund, offer both Class IA and IB shares. The remainder of the funds offer Class IA shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of the prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) Security Transactions -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation and Investment Income -- Equity securities are valued at the last sales price reported on the principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the Funds utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in the Money Market

--------------------------------------------------------------------------------

         Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments with maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time until maturity, the investments are valued at amortized cost.

         The funds use market prices in valuing portfolio securities, but may use fair value estimates, under procedures established by the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The Funds are supplied with information from an unaffiliated third party with respect to the fair value of foreign securities. Price movements in futures contracts and ADRs, and various other indices may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

         Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system.

         Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on the accrual basis.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Funds' custodian, State Street Bank and Trust Company.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP ("Wellington") have interests in a joint repurchase agreement dated 12/31/03 each maturing 01/02/04 with the following brokers: $190,380 BNP Paribas Securities, 0.82%; $435,000 ABN Amro, 0.82%; and $1,070,000 UBS Securities, 0.84%. These joint repurchase agreements are

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

         collateralized by $1,325,076 U.S. Treasury Bonds 3.375% -- 12.750% due 11/15/10 - 04/15/32 and $410,208 U.S. Treasury Notes 1.625% -- 4.250%
         due 12/31/04 - 01/15/10. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $ 46,937
        Hartford Capital Appreciation HLS Fund......................   341,255
        Hartford Disciplined Equity HLS Fund........................    37,853
        Hartford Global Leaders HLS Fund............................    32,221
        Hartford Growth Opportunities HLS Fund......................    31,538
        Hartford International Opportunities HLS Fund...............    16,633
        Hartford SmallCap Growth HLS Fund...........................    46,357
        Hartford Stock HLS Fund.....................................    24,813
        Hartford Value Opportunities HLS Fund.......................     4,985

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc., (The Hartford), have interests in a joint repurchase agreement dated 12/31/03 each maturing 01/02/04 with the following brokers: $180,326 UBS Warburg, 0.84%; and $150,000 RBS Greenwich Capital Markets, 0.84%. These joint repurchase agreements are collateralized by $336,910 U.S. Treasury Bonds 6.250% -- 13.250% due 11/15/09 - 05/15/30. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Bond HLS Fund......................................  $82,933
        Hartford High Yield HLS Fund................................   63,088
        Hartford Index HLS Fund.....................................   22,861
        Hartford Money Market HLS Fund..............................   61,341
        Hartford U.S. Government Securities HLS Fund................   25,565

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2003 there are no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

         At any time prior to expiration of the futures contract, the Funds may close the position by taking an opposite position, which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

--------------------------------------------------------------------------------

         The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Change in the value of the futures contracts may decrease the effectiveness of a Fund's strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or the option to purchase or sell the same underlying securities or currency having the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Funds' return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received.

         The following Funds' had written option activity during the year ended December 31, 2003:

                                                                         HARTFORD BOND HLS FUND
                                                                       OPTION CONTRACTS ACTIVITY
                                                                           DURING THE PERIOD
                                                                     ------------------------------
                                                                              PREMIUM    REALIZED
                                                                     SHARES   AMOUNTS   GAIN/(LOSS)
                                                                     ------   -------   -----------
       CALLS WRITTEN
       Beginning of the period.....................................     --     $  --       $ --
       Written during the period...................................      4       291         --
       Expired during the period...................................     (4)     (291)       291
       Closed during the period....................................     --        --         --
       Exercised during the period.................................     --        --         --
                                                                      ----     -----       ----
       Balance at the end of the period............................     --     $  --       $291
                                                                      ====     =====       ====
       PUTS WRITTEN
       Beginning of the period.....................................     --     $  --       $ --
       Written during the period...................................      4       600         --
       Expired during the period...................................     (4)     (600)       600
       Closed during the period....................................     --        --         --
       Exercised during the period.................................     --        --         --
                                                                      ----     -----       ----
       Balance at the end of the period............................     --     $  --       $600
                                                                      ====     =====       ====

     g) Forward Foreign Currency Contracts -- As of December 31, 2003, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Opportunities HLS Fund, Hartford Multisector Bond HLS Fund and Hartford Value Opportunities HLS Fund entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

         Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movement in the value of foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for the Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of December 31, 2003, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                          MARKET VALUE       MARKET VALUE
        FUND                                                          OF SECURITIES LOANED   OF COLLATERAL
        ----                                                          --------------------   -------------
        Hartford Advisers HLS Fund..................................       $1,587,694         $1,620,168
        Hartford Bond HLS Fund......................................          735,598            750,359
        Hartford Capital Appreciation HLS Fund......................          478,374            496,519
        Hartford Global Leaders HLS Fund............................           58,863             61,510
        Hartford Growth Opportunities HLS Fund......................           31,563             32,513
        Hartford High Yield HLS Fund................................           80,201             81,868
        Hartford Index HLS Fund.....................................            8,575              8,871
        Hartford International Opportunities HLS Fund...............           85,210             89,576
        Hartford International Stock HLS Fund.......................            5,913              6,215
        Hartford SmallCap Growth HLS Fund...........................           24,218             25,715
        Hartford Stock HLS Fund.....................................           32,628             33,265
        Hartford U.S. Government Securities HLS Fund................          155,229            158,397
        Hartford Value Opportunities HLS Fund.......................            5,817              6,053

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

--------------------------------------------------------------------------------

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities and Other Investments -- Each HLS Fund is permitted to invest in illiquid securities or other investments. An HLS Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for the Money Market HLS Fund) would consist of such securities or other investments. "Illiquid" securities or investments are those that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the same price used to determine a HLS Fund's net asset value. A HLS Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value do to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each HLS Fund may purchase certain restricted securities (known as 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

         Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions);
         (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable. The following represents restricted securities of the Funds as of December 31, 2003:

                                                                                                             ACQUISITION
                                                                                                                COST
                                                                                                            PERCENTAGE OF
                                                                                              ACQUISITION    FUND'S NET     MARKET
          FUND                                 SECURITY              ACQUISITION DATE(S)         COST          ASSETS        VALUE
          ----                                 --------              -------------------      -----------   -------------   -------
                                           144A SECURITIES
          Hartford Advisers HLS Fund  Prudential Insurance Co.    7/16/98                       $ 1,244           --%       $1,362
                                      of America
          Hartford Advisers HLS Fund  ERAC USA Finance Co.        6/5/01                         16,328          0.1        18,686
          Hartford Advisers HLS Fund  New England Mutual Life     10/23/98, 11/2/98              32,223          0.3        34,843
                                      Insurance Co.
          Hartford Advisers HLS Fund  Jackson National Life       11/4/98, 11/5/98               29,563          0.3        31,636
                                      Insurance Co.


                                      MARKET VALUE
                                      PERCENTAGE OF
                                       FUND'S NET
          FUND                           ASSETS
          ----                        -------------
          Hartford Advisers HLS Fund        --%
          Hartford Advisers HLS Fund       0.2
          Hartford Advisers HLS Fund       0.3
          Hartford Advisers HLS Fund       0.3

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                             ACQUISITION
                                                                                                                COST
                                                                                                            PERCENTAGE OF
                                                                                              ACQUISITION    FUND'S NET     MARKET
          FUND                                 SECURITY              ACQUISITION DATE(S)         COST          ASSETS        VALUE
          ----                                 --------              -------------------      -----------   -------------   -------
          Hartford Advisers HLS Fund  AESOP Funding II LLC,       2/19/98, 4/9/98, 5/25/99      $42,834          0.4%       $45,152
                                      Series 1998-1, Class A
          Hartford Advisers HLS Fund  Liberty Mutual Insurance    9/9/98, 9/10/98                31,849          0.3        32,863
          Hartford Advisers HLS Fund  SCL Terminal Aereo          12/17/98                       17,630          0.2        19,149
                                      Santiago SA
          Hartford Bond HLS Fund      Xerox Corp.                 11/20/01                        2,670          0.1         4,259
          Hartford Bond HLS Fund      ERAC USA Finance Co.        4/5/02                          2,962          0.1         3,112
          Hartford Bond HLS Fund      AT&T Corp.                  7/30/02                         1,354           --         1,987
          Hartford Bond HLS Fund      COX Enterprises, Inc.       4/3/03                          3,098          0.1         3,198
          Hartford Bond HLS Fund      Northwestern Corp.          4/9/03                          4,150          0.1         4,249
          Hartford Bond HLS Fund      Whole Auto Loan Trust,      5/2/03                          2,949          0.1         2,964
                                      Series 2002-1, Class D
          Hartford Bond HLS Fund      International Transmission  7/1/03                          3,947          0.1         3,813
                                      Co.
          Hartford Bond HLS Fund      Fondo Latino Americano De   7/17/03                         5,547          0.2         5,515
                                      Reservas
          Hartford Bond HLS Fund      AQ Finance CEB Trust,       7/24/03                         2,457          0.1         2,457
                                      Series 2003-CE1A, Class
                                      Note
          Hartford Bond HLS Fund      Prudential Insurance Co.    8/4/03                          3,807          0.1         3,813
                                      of America
          Hartford Bond HLS Fund      Echostar DBS Corp.          9/18/03                         5,200          0.2         5,259
          Hartford Bond HLS Fund      Placer Dome, Inc.           10/7/03                         4,185          0.1         4,296
          Hartford Bond HLS Fund      Rabobank Capital Fund II    11/14/03                       11,300          0.4        11,316
          Hartford Bond HLS Fund      Hutchison Whampoa           11/19/03                       10,489          0.3        10,662
                                      International Ltd.
          Hartford Bond HLS Fund      Hutchison Whampoa           11/19/03                       15,415          0.5        16,092
                                      International Ltd.
          Hartford Bond HLS Fund      Rhodia S.A.                 5/20/03, 5/21/03                4,391          0.1         4,020
          Hartford Bond HLS Fund      Texas-New Mexico Power Co.  6/5/03                          4,132          0.1         4,176
          Hartford Capital            CONSOL Energy, Inc., PIPE   10/2/03                        61,762          0.6        78,585
            Appreciation HLS Fund
          Hartford Capital            Spirit Finance Corp.        12/11/03                       21,857          0.2        21,857
            Appreciation HLS Fund
          Hartford Global Leaders     Samsung Electronics Co.,    7/16/03, 10/1/03                5,248          0.6         5,636
            HLS Fund                  Ltd., GDR
          Hartford High Yield HLS     Hosiery Corp.               10/7/94                             4           --           S--
            Fund
          Hartford High Yield HLS     Powertel, Inc.              1/27/97                            19           --            76
            Fund
          Hartford High Yield HLS     Xerox Corp.                 11/20/01                          195           --           311
            Fund
          Hartford High Yield HLS     Donnelley (RH) Finance      11/26/02                          520          0.1           585
            Fund                      Corp.
          Hartford High Yield HLS     Moore North America         3/11/03                           819          0.1           934
            Fund                      Finance, Inc.
          Hartford High Yield HLS     Westport Resources Corp.    3/27/03                           208           --           220
            Fund
          Hartford High Yield HLS     AES Corp. (The)             5/1/03                          5,408          0.7         5,900
            Fund
          Hartford High Yield HLS     PRIMEDIA, Inc.              5/8/03                          1,300          0.2         1,326
            Fund
          Hartford High Yield HLS     Medex, Inc.                 5/14/03                           695          0.1           747
            Fund


                                      MARKET VALUE
                                      PERCENTAGE OF
                                       FUND'S NET
          FUND                           ASSETS
          ----                        -------------
          Hartford Advisers HLS Fund       0.4%
          Hartford Advisers HLS Fund       0.3
          Hartford Advisers HLS Fund       0.1
          Hartford Bond HLS Fund           0.1
          Hartford Bond HLS Fund           0.1
          Hartford Bond HLS Fund           0.1
          Hartford Bond HLS Fund           0.1
          Hartford Bond HLS Fund           0.2
          Hartford Bond HLS Fund           0.1
          Hartford Bond HLS Fund           0.1
          Hartford Bond HLS Fund           0.2
          Hartford Bond HLS Fund           0.1
          Hartford Bond HLS Fund           0.1
          Hartford Bond HLS Fund           0.2
          Hartford Bond HLS Fund           0.1
          Hartford Bond HLS Fund           0.4
          Hartford Bond HLS Fund           0.4
          Hartford Bond HLS Fund           0.5
          Hartford Bond HLS Fund           0.1
          Hartford Bond HLS Fund           0.1
          Hartford Capital                 0.8
            Appreciation HLS Fund
          Hartford Capital                 0.2
            Appreciation HLS Fund
          Hartford Global Leaders          0.7
            HLS Fund
          Hartford High Yield HLS           --
            Fund
          Hartford High Yield HLS           --
            Fund
          Hartford High Yield HLS           --
            Fund
          Hartford High Yield HLS          0.1
            Fund
          Hartford High Yield HLS          0.1
            Fund
          Hartford High Yield HLS           --
            Fund
          Hartford High Yield HLS          0.8
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.1
            Fund

--------------------------------------------------------------------------------

                                                                                                             ACQUISITION
                                                                                                                COST
                                                                                                            PERCENTAGE OF
                                                                                              ACQUISITION    FUND'S NET     MARKET
          FUND                                 SECURITY              ACQUISITION DATE(S)         COST          ASSETS        VALUE
          ----                                 --------              -------------------      -----------   -------------   -------
          Hartford High Yield HLS     Warnaco, Inc.               6/5/03                        $   690          0.1%       $  711
            Fund
          Hartford High Yield HLS     Dana Credit Corp.           6/11/03                         1,416          0.2         1,505
            Fund
          Hartford High Yield HLS     PG&E Corp.                  6/27/03                         1,455          0.2         1,575
            Fund
          Hartford High Yield HLS     CMS Energy Corp.            7/9/03                          1,164          0.2         1,240
            Fund
          Hartford High Yield HLS     Calpine Corp.               7/10/03                         2,635          0.4         2,569
            Fund
          Hartford High Yield HLS     Wabtec Corp.                7/23/03                           605          0.1           627
            Fund
          Hartford High Yield HLS     Dynegy Holdings, Inc.       8/1/03                          3,852          0.5         4,301
            Fund
          Hartford High Yield HLS     Southern Star Central       8/1/03                          1,395          0.2         1,541
            Fund                      Corp.
          Hartford High Yield HLS     Nevada Power Co.            8/13/03                           440          0.1           487
            Fund
          Hartford High Yield HLS     Dex Media, Inc.             8/15/03                         1,790          0.2         2,081
            Fund
          Hartford High Yield HLS     Perry Ellis International,  9/15/03                         4,079          0.6         4,247
            Fund                      Inc.
          Hartford High Yield HLS     EchoStar DBS Corp.          9/18/03                         2,875          0.4         2,907
            Fund
          Hartford High Yield HLS     Level 3 Communications,     9/26/03                         1,300          0.2         1,375
            Fund                      Inc.
          Hartford High Yield HLS     Scotts Co. (The)            10/1/03                         1,335          0.2         1,372
            Fund
          Hartford High Yield HLS     Capital One Financial       10/15/03                        1,240          0.2         1,242
            Fund                      Corp.
          Hartford High Yield HLS     DRS Technologies, Inc.      10/16/03                        1,420          0.2         1,459
            Fund
          Hartford High Yield HLS     Host Marriott LP            10/27/03                        1,286          0.2         1,321
            Fund
          Hartford High Yield HLS     United Rentals, Inc.        10/28/03                        2,250          0.3         2,298
            Fund
          Hartford High Yield HLS     Nalco Chemical Co.          10/29/03                        3,185          0.4         3,376
            Fund
          Hartford High Yield HLS     Cincinnati Bell, Inc.       10/31/03                        2,350          0.3         2,526
            Fund
          Hartford High Yield HLS     Pilgrim's Pride Corp.       11/6/03                           315           --           326
            Fund
          Hartford High Yield HLS     Terex Corp.                 11/10/03                        3,935          0.5         4,059
            Fund
          Hartford High Yield HLS     Chesapeake Energy Corp.     11/12/03                        1,326          0.2         1,380
            Fund
          Hartford High Yield HLS     Poster Financial Group,     11/18/03                          675          0.1           714
            Fund                      Inc.
          Hartford High Yield HLS     Medianews Group, Inc.       11/20/03                        1,338          0.2         1,374
            Fund
          Hartford High Yield HLS     General Nutrition Centers   11/25/03                          935          0.1           958
            Fund
          Hartford High Yield HLS     Georgia-Pacific Corp.       12/4/03                         2,250          0.3         2,295
            Fund
          Hartford High Yield HLS     Couche-Tard Finance Corp.   12/11/03                          700          0.1           733
            Fund


                                      MARKET VALUE
                                      PERCENTAGE OF
                                       FUND'S NET
          FUND                           ASSETS
          ----                        -------------
          Hartford High Yield HLS          0.1%
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.3
            Fund
          Hartford High Yield HLS          0.1
            Fund
          Hartford High Yield HLS          0.6
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.1
            Fund
          Hartford High Yield HLS          0.3
            Fund
          Hartford High Yield HLS          0.6
            Fund
          Hartford High Yield HLS          0.4
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.1
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.3
            Fund
          Hartford High Yield HLS          0.5
            Fund
          Hartford High Yield HLS          0.3
            Fund
          Hartford High Yield HLS           --
            Fund
          Hartford High Yield HLS          0.5
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.1
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.1
            Fund
          Hartford High Yield HLS          0.3
            Fund
          Hartford High Yield HLS          0.1
            Fund

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                             ACQUISITION
                                                                                                                COST
                                                                                                            PERCENTAGE OF
                                                                                              ACQUISITION    FUND'S NET     MARKET
          FUND                                 SECURITY              ACQUISITION DATE(S)         COST          ASSETS        VALUE
          ----                                 --------              -------------------      -----------   -------------   -------
          Hartford High Yield HLS     Sensus Metering Systems     12/11/03                      $   630          0.1%       $  647
            Fund
          Hartford High Yield HLS     United Agri Products        12/11/03                          400          0.1           411
            Fund
          Hartford High Yield HLS     Bombardier Recreational     12/11/03                          945          0.1           988
            Fund
          Hartford High Yield HLS     Mariner Health Care, Inc.   12/12/03                        1,415          0.2         1,429
            Fund
          Hartford High Yield HLS     Suburban Propane Partners   12/18/03                          940          0.1           949
            Fund                      LP
          Hartford High Yield HLS     Xcel Energy, Inc.           12/17/03, 12/18/03              3,309          0.4         3,427
            Fund
          Hartford High Yield HLS     Burns Philp Capital         6/14/02, 5/1/03, 5/6/03,        3,343          0.5         3,585
            Fund                      Property Ltd.               5/22/03
          Hartford High Yield HLS     Rhodia S.A.                 7/25/03, 9/4/03                 1,786          0.2         1,656
            Fund
          Hartford High Yield HLS     ACC Escrow Corp.            7/25/03                         1,100          0.1         1,227
            Fund
          Hartford High Yield HLS     CBD Media, Inc.             6/9/03                            375          0.1           413
            Fund
          Hartford High Yield HLS     Centerpoint Energy          3/18/03                         1,750          0.2         1,981
            Fund                      Resources
          Hartford High Yield HLS     Centerpoint Energy, Inc.    10/28/03                        1,515          0.2         1,542
            Fund
          Hartford High Yield HLS     Houston Exploration Co.     6/5/03                            250           --           258
            Fund
          Hartford High Yield HLS     BSN Glasspack Obligation    7/29/03                         2,154          0.3         2,531
            Fund                      S.A.
          Hartford High Yield HLS     Fresenius Finance B.V.      4/16/03                         1,295          0.2         1,635
            Fund
          Hartford High Yield HLS     Intrawest Corp.             10/1/03, 10/2/03                1,310          0.2         1,362
            Fund
          Hartford High Yield HLS     Remy Cointreau S.A.         6/18/03                           337           --           372
            Fund
          Hartford High Yield HLS     Rhodia S.A.                 5/22/03                         3,818          0.5         3,341
            Fund
          Hartford High Yield HLS     Vivendi Universal S.A.      7/2/03                          2,847          0.4         3,001
            Fund
          Hartford International      China Steel Corp., GDR      10/16/03                        5,110          0.6         5,456
            Opportunities HLS Fund
          Hartford Money Market HLS   Nationwide Building         7/17/03                        30,000          1.6        30,000
            Fund                      Society
          Hartford Money Market HLS   Honda Motor Corp.           10/20/03                       37,500          2.0        37,500
            Fund
          Hartford Money Market HLS   Bradford & Bingley PLC      12/8/03                        50,000          2.7        50,000
            Fund
          Hartford Money Market HLS   Cargill, Inc.               1/9/03                         25,000          1.4        25,000
            Fund
          Hartford Money Market HLS   Northern Rock PLC           1/16/03                        50,000          2.7        50,000
            Fund
          Hartford Multisector Bond   John Hancock Global         6/12/02                           100          0.3           106
            HLS Fund                  Funding II
          Hartford Multisector Bond   Knology, Inc.               11/7/02                           S--           --             4
            HLS Fund
          Hartford Multisector Bond   Reg Diversified Funding     1/10/03                           108          0.4           107
            HLS Fund


                                      MARKET VALUE
                                      PERCENTAGE OF
                                       FUND'S NET
          FUND                           ASSETS
          ----                        -------------
          Hartford High Yield HLS          0.1%
            Fund
          Hartford High Yield HLS          0.1
            Fund
          Hartford High Yield HLS          0.1
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.1
            Fund
          Hartford High Yield HLS          0.5
            Fund
          Hartford High Yield HLS          0.5
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.1
            Fund
          Hartford High Yield HLS          0.3
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS           --
            Fund
          Hartford High Yield HLS          0.3
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.2
            Fund
          Hartford High Yield HLS          0.1
            Fund
          Hartford High Yield HLS          0.4
            Fund
          Hartford High Yield HLS          0.4
            Fund
          Hartford International           0.6
            Opportunities HLS Fund
          Hartford Money Market HLS        1.6
            Fund
          Hartford Money Market HLS        2.0
            Fund
          Hartford Money Market HLS        2.7
            Fund
          Hartford Money Market HLS        1.4
            Fund
          Hartford Money Market HLS        2.7
            Fund
          Hartford Multisector Bond        0.4
            HLS Fund
          Hartford Multisector Bond         --
            HLS Fund
          Hartford Multisector Bond        0.4
            HLS Fund

--------------------------------------------------------------------------------

                                                                                                             ACQUISITION
                                                                                                                COST
                                                                                                            PERCENTAGE OF
                                                                                              ACQUISITION    FUND'S NET     MARKET
          FUND                                 SECURITY              ACQUISITION DATE(S)         COST          ASSETS        VALUE
          ----                                 --------              -------------------      -----------   -------------   -------
          Hartford Multisector Bond   First Industrial Realty     2/6/03                        $    61          0.2%       $   61
            HLS Fund                  Trust, Inc.
          Hartford Multisector Bond   American Savings Bank       3/5/03                             81          0.3            80
            HLS Fund
          Hartford Multisector Bond   Goldman Sachs Group LP      3/18/03                            54          0.2            55
            HLS Fund
          Hartford Multisector Bond   Americo Life, Inc.          4/25/03                            74          0.2            75
            HLS Fund
          Hartford Multisector Bond   Centerpoint Energy, Inc.    5/21/03                            50          0.2            52
            HLS Fund
          Hartford Multisector Bond   Centura Capital Trust I     5/22/03                           316          1.1           286
            HLS Fund
          Hartford Multisector Bond   Bank of New York            6/12/03                           234          0.8           220
            HLS Fund                  Institutional Capital
                                      Trust A
          Hartford Multisector Bond   Corestates Cap              6/18/03                           178          0.6           170
            HLS Fund
          Hartford Multisector Bond   Southern Power Co.          7/1/03                            100          0.3            95
            HLS Fund
          Hartford Multisector Bond   Anchor Glass Container      7/29/03                            54          0.2            58
            HLS Fund
          Hartford Multisector Bond   Dynegy Holdings, Inc.       8/1/03                             60          0.2            69
            HLS Fund
          Hartford Multisector Bond   Consumers Energy Co.        10/3/03                           102          0.3           104
            HLS Fund
          Hartford Multisector Bond   URC Holdings Corp.          10/8/03                            56          0.2            56
            HLS Fund
          Hartford Multisector Bond   Intelsat Ltd.               10/31/03                          100          0.3           104
            HLS Fund
          Hartford Multisector Bond   RBS Capital Trust I         11/5/03                            71          0.2            72
            HLS Fund
          Hartford Multisector Bond   Barclays Bank PLC           11/5/03                           246          0.8           246
            HLS Fund
          Hartford Multisector Bond   HSBC Capital Funding LP     11/5/03                            70          0.2            71
            HLS Fund
          Hartford Multisector Bond   United Energy Distribution  11/12/03                          110          0.4           112
            HLS Fund                  Holdings Ltd.
          Hartford Multisector Bond   Plains All American         12/3/03                            65          0.2            66
            HLS Fund                  Pipeline
          Hartford Multisector Bond   Suburban Propane Partners   12/18/03                          100          0.3           101
            HLS Fund                  LP
          Hartford Multisector Bond   Knology, Inc.               11/7/02, 5/31/03, 11/30/03         24          0.1            24
            HLS Fund
          Hartford Multisector Bond   Citicorp Lease              5/8/02, 6/19/02, 9/23/03          338          1.1           348
            HLS Fund                  Pass-Through Trust 1999-1
          Hartford Multisector Bond   Citicorp Lease              6/1/00, 7/14/00, 12/17/02         199          0.7           234
            HLS Fund                  Pass-Through Trust 1999-1
          Hartford Multisector Bond   Bershire Hathaway, Inc.     9/22/03, 11/12/03                 186          0.6           188
            HLS Fund
          Hartford Multisector Bond   Intrawest Corp.             12/17/03                           78          0.3            78
            HLS Fund
          Hartford Multisector Bond   NTELOS, Inc.                7/21/03                             1           --           S--
            HLS Fund
          Hartford Multisector Bond   RailAmerica, Inc.           8/9/00                            S--           --             3
            HLS Fund


                                      MARKET VALUE
                                      PERCENTAGE OF
                                       FUND'S NET
          FUND                           ASSETS
          ----                        -------------
          Hartford Multisector Bond        0.2%
            HLS Fund
          Hartford Multisector Bond        0.3
            HLS Fund
          Hartford Multisector Bond        0.2
            HLS Fund
          Hartford Multisector Bond        0.2
            HLS Fund
          Hartford Multisector Bond        0.2
            HLS Fund
          Hartford Multisector Bond        1.0
            HLS Fund
          Hartford Multisector Bond        0.7
            HLS Fund
          Hartford Multisector Bond        0.6
            HLS Fund
          Hartford Multisector Bond        0.3
            HLS Fund
          Hartford Multisector Bond        0.2
            HLS Fund
          Hartford Multisector Bond        0.2
            HLS Fund
          Hartford Multisector Bond        0.3
            HLS Fund
          Hartford Multisector Bond        0.2
            HLS Fund
          Hartford Multisector Bond        0.3
            HLS Fund
          Hartford Multisector Bond        0.2
            HLS Fund
          Hartford Multisector Bond        0.8
            HLS Fund
          Hartford Multisector Bond        0.2
            HLS Fund
          Hartford Multisector Bond        0.4
            HLS Fund
          Hartford Multisector Bond        0.2
            HLS Fund
          Hartford Multisector Bond        0.3
            HLS Fund
          Hartford Multisector Bond        0.1
            HLS Fund
          Hartford Multisector Bond        1.2
            HLS Fund
          Hartford Multisector Bond        0.8
            HLS Fund
          Hartford Multisector Bond        0.6
            HLS Fund
          Hartford Multisector Bond        0.3
            HLS Fund
          Hartford Multisector Bond         --
            HLS Fund
          Hartford Multisector Bond         --
            HLS Fund

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                             ACQUISITION
                                                                                                                COST
                                                                                                            PERCENTAGE OF
                                                                                              ACQUISITION    FUND'S NET     MARKET
          FUND                                 SECURITY              ACQUISITION DATE(S)         COST          ASSETS        VALUE
          ----                                 --------              -------------------      -----------   -------------   -------
                                         ILLIQUID SECURITIES
          Hartford Bond HLS Fund      Delta Airlines, Inc.        10/18/96                      $ 1,530           --%       $1,028
          Hartford Bond HLS Fund      Iridium World               7/11/97                            97           --           S--
                                      Communications, Inc.
          Hartford Bond HLS Fund      Voicestream Wireless Corp.  8/1/97                            S--           --           S--
          Hartford Bond HLS Fund      Pollyone Corp.              9/19/02                         1,693          0.1         1,679
          Hartford Bond HLS Fund      Global Crossing Ltd.        12/9/03                         2,220          0.1         2,236
          Hartford Bond HLS Fund      Marconi Corp., PLC          5/19/03                         1,716          0.1         1,853
          Hartford Bond HLS Fund      Marconi Corp., PLC          5/19/03                         3,759          0.1         4,131
          Hartford High Yield HLS     Hosiery Corp.               10/7/94                             4           --           S--
            Fund
          Hartford High Yield HLS     Voicestream Wireless Corp.  8/1/97                            S--           --             1
            Fund
          Hartford High Yield HLS     Minorplanet System USA,     2/13/98                             3           --           S--
            Fund                      Inc.
          Hartford High Yield HLS     Solutia, Inc.               11/11/02                          S--           --            29
            Fund
          Hartford High Yield HLS     Marconi Corp., PLC, ADR     5/20/03                         1,128          0.2         2,345
            Fund
          Hartford High Yield HLS     Splitrock Services, Inc.    7/23/98, 8/5/98                    15           --            17
            Fund
          Hartford High Yield HLS     TELUS Corp.                 8/5/96, 10/3/96, 3/26/01           42           --            17
            Fund
          Hartford High Yield HLS     Adelphia Communications     1/16/02                           513          0.1            32
            Fund                      Corp.
          Hartford Multisector Bond   Reg Diversified Funding     1/10/03                           108          0.4           107
            HLS Fund
          Hartford Multisector Bond   First Industrial Realty     2/6/03                             61          0.2            61
            HLS Fund                  Trust, Inc.
          Hartford Multisector Bond   American Savings Bank       3/5/03                             81          0.3            80
            HLS Fund
          Hartford Multisector Bond   Americo Life, Inc.          4/25/03                            74          0.2            75
            HLS Fund
          Hartford Multisector Bond   Consumers Energy Co.        10/3/03                           102          0.3           104
            HLS Fund
          Hartford Multisector Bond   Plains All American         12/3/03                            65          0.2            66
            HLS Fund                  Pipeline
          Hartford Multisector Bond   Knology, Inc.               11/7/02                           S--           --             4
            HLS Fund

                                     OTHER RESTRICTED SECURITIES
          Hartford Growth             Quanta Computer, Inc., GDR  12/16/03, 12/19/03,             1,471          0.2         1,438
            Opportunities HLS Fund                                12/22/03


                                      MARKET VALUE
                                      PERCENTAGE OF
                                       FUND'S NET
          FUND                           ASSETS
          ----                        -------------
          Hartford Bond HLS Fund            --%
          Hartford Bond HLS Fund            --
          Hartford Bond HLS Fund            --
          Hartford Bond HLS Fund           0.1
          Hartford Bond HLS Fund           0.1
          Hartford Bond HLS Fund           0.1
          Hartford Bond HLS Fund           0.1
          Hartford High Yield HLS           --
            Fund
          Hartford High Yield HLS           --
            Fund
          Hartford High Yield HLS           --
            Fund
          Hartford High Yield HLS           --
            Fund
          Hartford High Yield HLS          0.3
            Fund
          Hartford High Yield HLS           --
            Fund
          Hartford High Yield HLS           --
            Fund
          Hartford High Yield HLS           --
            Fund
          Hartford Multisector Bond        0.4
            HLS Fund
          Hartford Multisector Bond        0.2
            HLS Fund
          Hartford Multisector Bond        0.3
            HLS Fund
          Hartford Multisector Bond        0.2
            HLS Fund
          Hartford Multisector Bond        0.4
            HLS Fund
          Hartford Multisector Bond        0.2
            HLS Fund
          Hartford Multisector Bond         --
            HLS Fund
          Hartford Growth                  0.2
            Opportunities HLS Fund

---------------

@@ Due to the presentation of the financial statements in thousands, the numbers may round to zero.

--------------------------------------------------------------------------------

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

                            HARTFORD INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.200%

                         HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.250%

                             HARTFORD BOND HLS FUND
                          AND HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.325%
On next $250 million...............................................     0.300
On next $500 million...............................................     0.275
Over $1 billion....................................................     0.250

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $50 million...............................................     0.500%
Over $50 million...................................................     0.450

                          HARTFORD ADVISERS HLS FUND,
                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DISCIPLINED EQUITY HLS FUND,
                       HARTFORD GLOBAL LEADERS HLS FUND,
                        HARTFORD HIGH YIELD HLS FUND AND
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525
On next $500 million...............................................     0.475
Over $1 billion....................................................     0.425

                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                       HARTFORD SMALLCAP GROWTH HLS FUND,
                   AND HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.700%
Over $100 million..................................................     0.600

                       HARTFORD MULTISECTOR BOND HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.750%
Over $100 million..................................................     0.650

                     HARTFORD INTERNATIONAL STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.850%
Over $100 million..................................................     0.800

                    HARTFORD CAPITAL OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $200 million..............................................     0.900%
On next $300 million...............................................     0.850
Over $500 million..................................................     0.800

                       HARTFORD LARGECAP GROWTH HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.900%
On next $100 million...............................................     0.850
Over $200 million..................................................     0.800

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                         HARTFORD MIDCAP STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.900%
On next $150 million...............................................     0.850
Over $250 million..................................................     0.800

                        HARTFORD BLUECHIP STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.900%
Over $100 million..................................................     0.850

                        HARTFORD SMALLCAP VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first 50 million................................................     0.900%
Over $50 million...................................................     0.850

         A portion of the compensation above is used to compensate the Funds respective sub-adviser. Pursuant to sub-advisory agreements between HL Advisers and the sub-advisers, the sub-adviser provides the day-to-day investment management services for the Funds. The sub-advisers determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their respective activity, the sub-advisers regularly furnish reports to the Funds' board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

         The Funds and their respective sub-adviser are listed below:

        FUND                                                                     SUB-ADVISER
        ----                                                       ----------------------------------------
        Hartford Advisers HLS Fund                                                Wellington
        Hartford Blue Chip Stock HLS Fund                               T. Rowe Price Associates, Inc.
        Hartford Bond HLS Fund                                          Hartford Investment Management
        Hartford Capital Appreciation HLS Fund                                    Wellington
        Hartford Capital Opportunities HLS Fund                    Massachusetts Financial Services Company
        Hartford Disciplined Equity                                               Wellington
        Hartford Global Leaders HLS Fund                                          Wellington
        Hartford Growth Opportunities HLS Fund                                    Wellington
        Hartford High Yield HLS Fund                                    Hartford Investment Management
        Hartford Index HLS Fund                                         Hartford Investment Management
        Hartford International Opportunities HLS Fund                             Wellington
        Hartford International Stock HLS Fund                           Lazard-Freres Asset Management
        Hartford LargeCap Growth HLS Fund                             Holland Capital Management, L.P.*
        Hartford MidCap Stock HLS Fund                                     The Dreyfus Corporation
        Hartford Money Market HLS Fund                                  Hartford Investment Management
        Hartford Multisector Bond HLS Fund                             A.I.M. Capital Management, Inc.
        Hartford SmallCap Growth HLS Fund                                         Wellington
        Hartford SmallCap Value HLS Fund                                      Berger Associates
        Hartford Stock HLS Fund                                                   Wellington
        Hartford U.S. Government Securities HLS Fund                    Hartford Investment Management
        Hartford Value Opportunities HLS Fund                                     Wellington

          * previously managed by Alliance Capital Management, L.P. until December 19, 2003.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and the following Funds, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund and Hartford Stock HLS Fund, HL provides administrative services to the Funds

--------------------------------------------------------------------------------

        and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

          Accounting Services Agreement -- Under the Fund Accounting Agreement between HL and the following Funds, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund and Hartford Stock HLS Fund, HL provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets.

     c) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

     d) Expense Offset -- The Funds have asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds part of the commissions generated. Such rebates are used solely to reduce the Funds' operating expenses. The Funds, custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $202 and $82, respectively. The total expense reduction represented an effective annual rate of 0.00% of the Funds' average net assets.

     e) Distribution Plan for Class IB shares -- The following Funds, Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Small Cap Value HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of Hartford Life, Inc.) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distributions Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activity primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   AFFILIATE HOLDINGS:

     As of December 31, 2003, HL Advisors and HL held direct interests in shares as follows:

                                                                               PERCENT OF              PERCENT OF
                                                                                 TOTAL                   TOTAL
        FUND                                                        CLASS IA     SHARES     CLASS IB     SHARES
        ----                                                        --------   ----------   --------   ----------
        Hartford Capital Opportunities HLS Fund...................    298        10.84%         --          --%
        Hartford SmallCap Value HLS Fund..........................     --           --         S--         S--

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

         The shares held by HL Advisors and HL, at December 31, 2003, have a market value of $3,224 and $1,930, respectively. HL Advisors and HL received income, in the form of dividends, in the amounts of $5 and $11, respectively, for the twelve months ended December 31, 2003.

     @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

5.   INVESTMENT TRANSACTIONS:

     For the year ended December 31, 2003, aggregate purchases and sales of investment securities (excludes short-term investments and U.S. government obligations) were as follows:

                                                                       COST OF       SALES
        FUND                                                          PURCHASES     PROCEEDS
        ----                                                          ----------   ----------
        Hartford Advisers HLS Fund..................................  $3,125,733   $3,030,477
        Hartford Blue Chip Stock HLS Fund...........................      45,703       61,170
        Hartford Bond HLS Fund......................................   5,133,903    4,636,117
        Hartford Capital Appreciation HLS Fund......................   7,948,684    7,092,231
        Hartford Capital Opportunities HLS Fund.....................      11,618       14,369
        Hartford Disciplined Equity HLS Fund........................     605,772      456,516
        Hartford Global Leaders HLS Fund............................   2,008,240    1,966,897
        Hartford Growth Opportunities HLS Fund......................     900,376      836,145
        Hartford High Yield HLS Fund................................     571,080      199,326
        Hartford Index HLS Fund.....................................     137,567       49,415
        Hartford International Opportunities
        HLS Fund....................................................   1,017,873    1,006,116
        Hartford International Stock HLS Fund.......................      35,258       41,986
        Hartford LargeCap Growth HLS Fund...........................      65,337       69,569
        Hartford MidCap Stock HLS Fund..............................      35,081       36,803
        Hartford Multisector Bond HLS Fund..........................      43,148       40,561
        Hartford SmallCap Growth HLS Fund...........................     380,427      268,232
        Hartford SmallCap Value HLS Fund............................      45,851       59,197
        Hartford Stock HLS Fund.....................................   2,115,707    2,169,020
        Hartford U.S. Government Securities HLS Fund................   2,279,247    2,039,430
        Hartford Value Opportunities HLS Fund.......................     111,331       59,747

6.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on

--------------------------------------------------------------------------------

     a tax basis which is considered to be more informative to the shareholder. As of December 31, 2003, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                       ACCUMULATED
                                                                      ACCUMULATED      NET REALIZED
                                                                     NET INVESTMENT   GAIN (LOSS) ON   PAID IN
        FUND                                                         INCOME (LOSS)     INVESTMENTS     CAPITAL
        ----                                                         --------------   --------------   -------
        Hartford Advisers HLS Fund.................................     $ 6,196          $ (3,375)     $(2,821)
        Hartford Blue Chip Stock HLS Fund..........................         (16)               16           --
        Hartford Bond HLS Fund.....................................      42,793           (48,413)       5,620
        Hartford Capital Appreciation HLS Fund.....................      (9,067)            9,067           --
        Hartford Capital Opportunities HLS Fund....................          --                 1           (1)
        Hartford Disciplined Equity HLS Fund.......................         (11)           (9,580)       9,591
        Hartford Global Leaders HLS Fund...........................         222            (2,706)       2,484
        Hartford Growth Opportunities HLS Fund.....................         344                69         (413)
        Hartford High Yield HLS Fund...............................       1,968              (179)      (1,789)
        Hartford Index HLS Fund....................................         (21)               21           --
        Hartford International Opportunities HLS Fund..............        (774)           (9,393)      10,167
        Hartford International Stock HLS Fund......................        (134)              134           --
        Hartford LargeCap Growth HLS Fund..........................           1                (1)          --
        Hartford Multisector Bond HLS Fund.........................          98               (98)          --
        Hartford SmallCap Growth HLS Fund..........................         113                52         (165)
        Hartford SmallCap Value HLS Fund...........................        (201)              201           --
        Hartford Stock HLS Fund....................................        (484)           (1,102)       1,586
        Hartford U.S. Government Securities HLS Fund...............       5,041            (5,041)          --
        Hartford Value Opportunities HLS Fund......................          (6)                6           --

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

     As of December 31, 2003, the aggregate gross unrealized appreciation and (depreciation) of all investments, based on cost for federal income tax purposes, was as follows:

                                                                     AGGREGATE       AGGREGATE
                                                                       GROSS           GROSS        NET UNREALIZED
                                                                     UNREALIZED      UNREALIZED     APPRECIATION/
        FUND                                           TAX COST     APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
        ----                                          -----------   ------------   --------------   --------------
        Hartford Advisers HLS Fund..................  $12,065,665    $1,457,050      $(326,578)       $1,130,472
        Hartford Blue Chip Stock HLS Fund...........      165,766        28,925        (12,192)           16,733
        Hartford Bond HLS Fund......................    3,726,899        75,009        (16,335)           58,674
        Hartford Capital Appreciation HLS Fund......    8,876,631     2,143,083       (100,320)        2,042,763
        Hartford Capital Opportunities HLS Fund.....       16,084         2,156           (515)            1,641
        Hartford Disciplined Equity HLS Fund........      747,249       113,954        (17,995)           95,959
        Hartford Global Leaders HLS Fund............      808,360       117,868         (2,405)          115,463
        Hartford Growth Opportunities HLS Fund......      674,043       134,173         (6,616)          127,557
        Hartford High Yield HLS Fund................      770,110        48,569        (10,724)           37,845
        Hartford Index HLS Fund.....................    1,997,362       452,189       (296,152)          156,037
        Hartford International Opportunities HLS
          Fund......................................      849,332       140,720         (2,271)          138,449
        Hartford International Stock HLS Fund.......       82,921        17,761           (643)           17,118
        Hartford LargeCap Growth HLS Fund...........       57,704         1,957         (1,156)              801
        Hartford MidCap Stock HLS Fund..............       45,651        10,950           (413)           10,537
        Hartford Multisector Bond HLS Fund..........       28,766           989           (223)              766
        Hartford SmallCap Growth HLS Fund...........      430,207        66,002        (15,533)           50,469
        Hartford SmallCap Value HLS Fund............       86,795        20,740         (1,441)           19,299
        Hartford Stock HLS Fund.....................    6,071,269       894,686       (353,506)          541,180
        Hartford U.S. Government Securities HLS
          Fund......................................      916,061         7,267         (2,235)            5,032
        Hartford Value Opportunities HLS Fund.......      171,322        33,784         (6,723)           27,061

7.   CAPITAL LOSS CARRYFORWARD:

     At December 31, 2003, the following Funds had capital loss carryforwards for U.S. Federal Tax purposes of approximately:

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford Advisers HLS Fund..................................  $  433,487      2011
        Hartford Advisers HLS Fund..................................     139,365      2010
        Hartford Advisers HLS Fund..................................     291,958      2009
        Hartford Advisers HLS Fund..................................       1,126      2008
        Hartford Blue Chip Stock HLS Fund...........................       7,804      2011
        Hartford Blue Chip Stock HLS Fund...........................       8,951      2010
        Hartford Blue Chip Stock HLS Fund...........................      11,958      2009
        Hartford Bond HLS Fund......................................         654      2009
        Hartford Bond HLS Fund......................................         438      2007
        Hartford Capital Appreciation HLS Fund......................   1,156,841      2010
        Hartford Capital Appreciation HLS Fund......................     123,844      2009
        Hartford Capital Opportunities HLS Fund.....................          78      2011
        Hartford Capital Opportunities HLS Fund.....................       7,123      2010
        Hartford Capital Opportunities HLS Fund.....................       4,664      2009
        Hartford Capital Opportunities HLS Fund.....................          37      2008
        Hartford Disciplined Equity HLS Fund........................      21,177      2011
        Hartford Disciplined Equity HLS Fund........................      97,169      2010
        Hartford Disciplined Equity HLS Fund........................      48,818      2009

--------------------------------------------------------------------------------

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford Disciplined Equity HLS Fund........................       8,175      2008
        Hartford Disciplined Equity HLS Fund........................         201      2007
        Hartford Global Leaders HLS Fund............................     115,095      2010
        Hartford Global Leaders HLS Fund............................      66,973      2009
        Hartford Growth Opportunities HLS Fund......................     128,757      2010
        Hartford Growth Opportunities HLS Fund......................      11,879      2009
        Hartford High Yield HLS Fund................................      21,813      2011
        Hartford High Yield HLS Fund................................       8,996      2010
        Hartford High Yield HLS Fund................................       2,700      2009
        Hartford High Yield HLS Fund................................       5,611      2008
        Hartford High Yield HLS Fund................................       5,355      2007
        Hartford High Yield HLS Fund................................       9,320      2006
        Hartford High Yield HLS Fund................................       1,581      2005
        Hartford International Opportunities HLS Fund...............     134,281      2010
        Hartford International Opportunities HLS Fund...............     215,001      2009
        Hartford International Opportunities HLS Fund...............       3,922      2008
        Hartford International Stock HLS Fund.......................       3,549      2011
        Hartford International Stock HLS Fund.......................      14,168      2010
        Hartford International Stock HLS Fund.......................      19,256      2009
        Hartford LargeCap Growth HLS Fund...........................       1,527      2011
        Hartford LargeCap Growth HLS Fund...........................      17,450      2010
        Hartford LargeCap Growth HLS Fund...........................      23,010      2009
        Hartford MidCap Stock HLS Fund..............................       3,973      2010
        Hartford MidCap Stock HLS Fund..............................       2,236      2009
        Hartford Multisector Bond HLS Fund..........................       1,377      2010
        Hartford Multisector Bond HLS Fund..........................         180      2009
        Hartford Multisector Bond HLS Fund..........................          52      2008
        Hartford SmallCap Growth HLS Fund...........................      13,310      2010
        Hartford SmallCap Growth HLS Fund...........................      63,002      2009
        Hartford Stock HLS Fund.....................................     503,997      2011
        Hartford Stock HLS Fund.....................................     226,152      2010
        Hartford Stock HLS Fund.....................................     287,769      2009
        Hartford Stock HLS Fund.....................................         622      2008
        Hartford U.S. Government Securities HLS Fund................       1,398      2008
        Hartford U.S. Government Securities HLS Fund................       2,513      2007
        Hartford U.S. Government Securities HLS Fund................         154      2004
        Hartford Value Opportunities HLS Fund.......................      12,080      2010

     Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund and Hartford Stock HLS Fund carryforwards may apply.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

     For the fiscal year ended December 31, 2003 the following Funds have elected to defer losses occurring between November 1, 2003 and December 31, 2003 as follows:

                                                                      CAPITAL LOSS   CURRENCY LOSS
        FUND                                                            DEFERRED       DEFERRED
        ----                                                          ------------   -------------
        Hartford Advisers HLS Fund..................................    $17,761          $ --
        Hartford Blue Chip Stock HLS Fund...........................         12            --
        Hartford Bond HLS Fund......................................     15,260            --
        Hartford Growth Opportunities HLS Fund......................         --            14
        Hartford High Yield HLS Fund................................      1,810            --
        Hartford International Opportunities HLS Fund...............         --            --
        Hartford International Stock HLS Fund.......................         --            --
        Hartford Multisector Bond HLS Fund..........................          7            --
        Hartford Stock HLS Fund.....................................      5,224            --
        Hartford U.S. Government Securities HLS Fund................      1,786            --

8.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid during 2003 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Advisers HLS Fund..................................  $256,741      $   --        $  --
        Hartford Blue Chip Stock HLS Fund...........................        58          --           --
        Hartford Bond HLS Fund......................................   128,941       6,157           --
        Hartford Capital Appreciation HLS Fund......................    49,667          --           --
        Hartford Capital Opportunities HLS Fund.....................        58          --           --
        Hartford Disciplined Equity HLS Fund........................     8,233          --           --
        Hartford Global Leaders HLS Fund............................     3,122          --           --
        Hartford High Yield HLS Fund................................    18,851          --           --
        Hartford Index HLS Fund.....................................    25,680       5,727           --
        Hartford International Opportunities HLS Fund...............     7,059          --           --
        Hartford International Stock HLS Fund.......................     2,047          --           --
        Hartford MidCap Stock HLS Fund..............................        74          --           --
        Hartford Money Market HLS Fund..............................    15,989          --           --
        Hartford Multisector Bond HLS Fund..........................     1,598          --           --
        Hartford SmallCap Value HLS Fund............................       437       1,047           --
        Hartford Stock HLS Fund.....................................    69,003          --           --
        Hartford U.S. Government Securities HLS Fund................    13,061          --           --
        Hartford Value Opportunities HLS Fund.......................       618          --           --

--------------------------------------------------------------------------------

     The tax character of distributions paid during 2002 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Advisers HLS Fund..................................  $328,556     $    --          $--
        Hartford Bond HLS Fund......................................    95,011       9,630          --
        Hartford Capital Appreciation HLS Fund......................    45,846          --          --
        Hartford Global Leaders HLS Fund............................     5,899          --          --
        Hartford Growth and Income HLS Fund.........................     2,255          --          --
        Hartford High Yield HLS Fund................................    11,701          --          --
        Hartford Index HLS Fund.....................................    20,349      73,521          --
        Hartford International Opportunities HLS Fund...............    15,967          --          --
        Hartford International Stock HLS Fund.......................       905          --          --
        Hartford Money Market HLS Fund..............................    32,227          --          --
        Hartford Multisector Bond HLS Fund..........................     1,809          --          --
        Hartford SmallCap Value HLS Fund............................     7,251       4,263          --
        Hartford Stock HLS Fund.....................................    61,412          --          --
        Hartford U.S. Government Securities HLS Fund................     8,732          --          --
        Hartford Value Opportunities HLS Fund.......................     1,166       2,051          --

     As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                    UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                      ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                           INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                        -------------   -------------   --------------
        Hartford Advisers HLS Fund................................    $104,776         $   --         $1,130,472
        Hartford Blue Chip Stock HLS Fund.........................         344             --             16,733
        Hartford Bond HLS Fund....................................     228,190          5,198             58,909
        Hartford Capital Appreciation HLS Fund....................       4,215             --          2,042,798
        Hartford Capital Opportunities HLS Fund...................          --             --              1,641
        Hartford Disciplined Equity HLS Fund......................         421             --             95,959
        Hartford Global Leaders HLS Fund..........................       1,778             --            115,483
        Hartford Growth Opportunities HLS Fund....................          --             --            127,563
        Hartford High Yield HLS Fund..............................      35,325             --             37,893
        Hartford Index HLS Fund...................................       3,096          6,030            156,037
        Hartford International Opportunities HLS Fund.............       1,143             --            138,416
        Hartford International Stock HLS Fund.....................         281             --             17,140
        Hartford LargeCap Growth HLS Fund.........................          27             --                801
        Hartford MidCap Stock HLS Fund............................          75             --             10,537
        Hartford Multisector Bond HLS Fund........................       1,352             --                764
        Hartford SmallCap Growth HLS Fund.........................          --             --             50,469
        Hartford SmallCap Value HLS Fund..........................       1,728             --             19,299
        Hartford Stock HLS Fund...................................       2,303             --            541,181
        Hartford U.S. Government Securities HLS Fund..............      26,838             --              5,032
        Hartford Value Opportunities HLS Fund.....................         733             --             27,049

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

9.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the year ended December 31, 2003:

                                             HARTFORD ADVISERS       HARTFORD BLUE CHIP STOCK        HARTFORD BOND
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       48,476   $ 1,008,884          661   $     9,261       99,153   $ 1,205,185
        Shares issued on reinvestment
          of distributions.............       10,781       233,680            4            58        8,964       108,671
        Shares redeemed................      (74,454)   (1,526,868)      (1,776)      (24,481)     (98,394)   (1,193,335)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (15,197)  $  (284,304)      (1,111)  $   (15,162)       9,723   $   120,521
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD CAPITAL            HARTFORD CAPITAL
                                               APPRECIATION               OPPORTUNITIES           HARTFORD DISCIPLINED
                                                 HLS FUND                    HLS FUND               EQUITY HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       30,209   $ 1,120,299          334   $     1,870       39,406   $   351,751
        Shares issued in merger........           --            --           --            --        3,434        29,606
        Shares issued on reinvestment
          of distributions.............          995        44,256            8            51          674         7,093
        Shares redeemed................      (29,606)   (1,044,806)        (808)       (4,676)     (34,666)     (300,881)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........        1,598   $   119,749         (466)  $    (2,755)       8,848   $    87,569
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                                                         HARTFORD GROWTH
                                          HARTFORD GLOBAL LEADERS         OPPORTUNITIES           HARTFORD HIGH YIELD
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       54,563   $   690,769        7,982   $   166,767      116,859   $ 1,108,738
        Shares issued in merger........          953        11,029           --            --           --            --
        Shares issued on reinvestment
          of distributions.............          192         2,799           --            --        1,397        13,145
        Shares redeemed................      (56,200)     (708,878)      (7,578)     (154,328)     (93,974)     (893,732)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         (492)  $    (4,281)         404   $    12,439       24,282   $   228,151
                                         ===========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                                      HARTFORD INTERNATIONAL
                                              HARTFORD INDEX              OPPORTUNITIES          HARTFORD INTERNATIONAL
                                                 HLS FUND                    HLS FUND                STOCK HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       10,924   $   286,041      192,953   $ 1,515,610        1,443   $    13,444
        Shares issued in merger........           --            --        3,008        22,447           --            --
        Shares issued on reinvestment
          of distributions.............        1,001        28,912          724         6,584          188         2,047
        Shares redeemed................      (12,780)     (327,616)    (199,659)   (1,571,908)      (2,344)      (22,339)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         (855)  $   (12,663)      (2,974)  $   (27,267)        (713)  $    (6,848)
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD LARGECAP           HARTFORD MIDCAP         HARTFORD MONEY MARKET
                                              GROWTH HLS FUND             STOCK HLS FUND                HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................          621   $     4,766          840   $     8,128    5,510,526   $ 5,510,526
        Shares issued on reinvestment
          of distributions.............           --            --            8            74       14,649        14,649
        Shares redeemed................       (1,254)       (9,437)        (876)       (8,127)  (6,235,192)   (6,235,192)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         (633)  $    (4,671)         (28)  $        75     (710,017)  $  (710,017)
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                           HARTFORD MULTISECTOR         HARTFORD SMALLCAP       HARTFORD SMALLCAP VALUE
                                               BOND HLS FUND             GROWTH HLS FUND                HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................          613   $     6,827       32,585   $   480,810          799   $     9,751
        Shares issued on reinvestment
          of distributions.............          145         1,598           --            --          122         1,484
        Shares redeemed................         (682)       (7,523)     (28,587)     (418,455)      (1,608)      (18,855)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........           76   $       902        3,998   $    62,355         (687)  $    (7,620)
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                                                                                     HARTFORD VALUE
                                              HARTFORD STOCK         HARTFORD U.S. GOVERNMENT        OPPORTUNITIES
                                                 HLS FUND              SECURITIES HLS FUND              HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       25,647   $   986,300       54,708   $   623,417        3,432   $    44,620
        Shares issued in merger........          406        14,137           --            --           --            --
        Shares issued on reinvestment
          of distributions.............        1,466        64,146          854         9,841           44           550
        Shares redeemed................      (35,607)   (1,354,602)     (62,570)     (711,960)      (1,417)      (16,967)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       (8,088)  $  (290,019)      (7,008)  $   (78,702)       2,059   $    28,203
                                         ===========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                    HARTFORD CAPITAL
                                             HARTFORD ADVISERS            HARTFORD BOND               APPRECIATION
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       23,827   $   495,611       34,505   $   419,013       18,133   $   656,957
        Shares issued on reinvestment
          of distributions.............        1,026        23,061        2,191        26,427          123         5,411
        Shares redeemed................       (3,527)      (72,477)      (8,880)     (106,829)      (1,563)      (52,824)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       21,326   $   446,195       27,816   $   338,611       16,693   $   609,544
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                                                                                    HARTFORD GROWTH
                                           HARTFORD DISCIPLINED      HARTFORD GLOBAL LEADERS         OPPORTUNITIES
                                              EQUITY HLS FUND                HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................        8,222   $    79,512        4,176   $    54,489        2,313   $    46,768
        Shares issued on reinvestment
          of distributions.............          108         1,140           18           323           --            --
        Shares redeemed................       (1,078)      (10,262)        (664)       (8,289)         (94)       (1,913)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........        7,252   $    70,390        3,530   $    46,523        2,219   $    44,855
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                                                                                 HARTFORD INTERNATIONAL
                                            HARTFORD HIGH YIELD           HARTFORD INDEX             OPPORTUNITIES
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       25,562   $   238,158        4,144   $   107,088       12,289   $   101,772
        Shares issued on reinvestment
          of distributions.............          610         5,706           87         2,495           41           477
        Shares redeemed................       (6,934)      (63,949)        (529)      (13,564)      (8,256)      (68,050)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       19,238   $   179,915        3,702   $    96,019        4,074   $    34,199
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                           HARTFORD MONEY MARKET        HARTFORD SMALLCAP            HARTFORD STOCK
                                                 HLS FUND                GROWTH HLS FUND                HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      289,678   $   289,678        3,970   $    58,377        5,265   $   203,385
        Shares issued on reinvestment
          of distributions.............        1,341         1,341           --            --          111         4,863
        Shares redeemed................     (312,003)     (312,003)        (331)       (5,296)      (1,043)      (39,423)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (20,984)  $   (20,984)       3,639   $    53,081        4,333   $   168,825
                                         ===========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                                          HARTFORD VALUE
                                         HARTFORD U.S. GOVERNMENT         OPPORTUNITIES
                                            SECURITIES HLS FUND              HLS FUND
                                         -------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       16,467   $   188,213        2,033   $    25,825
        Shares issued on reinvestment
          of distributions.............          280         3,219            5            68
        Shares redeemed................       (4,652)      (52,624)        (195)       (2,494)
                                         -----------   -----------   ----------   -----------
        Net Increase (Decrease)........       12,095   $   138,808        1,843   $    23,399
                                         ===========   ===========   ==========   ===========

     The following information is for the year ended December 31, 2002:

                                             HARTFORD ADVISERS          HARTFORD BLUE CHIP           HARTFORD BOND
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      207,487   $   503,856          606   $     8,676      668,428   $   815,855
        Shares issued in merger........      220,049       488,111           --            --       77,738        90,378
        Shares issued on reinvestment
          of distributions.............      105,657       310,849           --            --       83,422        92,931
        Shares redeemed................     (878,389)   (1,912,142)      (2,638)      (36,367)    (387,997)     (493,343)
        Shares issued in 1 for 10 stock
          split........................   (4,233,249)           --           --            --   (1,614,335)           --
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........   (4,578,445)  $  (609,326)      (2,032)  $   (27,691)  (1,172,744)  $   505,821
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD CAPITAL            HARTFORD CAPITAL
                                               APPRECIATION               OPPORTUNITIES         HARTFORD DISCIPLINED EQUITY
                                                 HLS FUND                    HLS FUND                     HLS FUND
                                         -------------------------   ------------------------   ----------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT         SHARES         AMOUNT
                                         -----------   -----------   ----------   -----------   ------------   -------------
        CLASS IA
        Shares sold....................      166,965   $   642,585          700   $     4,285       156,947     $   178,241
        Shares issued in merger........           --            --           --            --       186,136         200,110
        Shares issued on reinvestment
          of distributions.............        2,847        43,001           --            --         2,171           2,112
        Shares redeemed................     (395,688)   (1,397,883)        (767)       (4,220)     (185,140)       (191,489)
        Shares issued in 1 for 10 stock
          split........................   (1,774,749)           --           --            --      (462,598)             --
                                         -----------   -----------   ----------   -----------    ----------     -----------
        Net Increase (Decrease)........   (2,000,625)  $  (712,297)         (67)  $        65      (302,484)    $   188,974
                                         ===========   ===========   ==========   ===========    ==========     ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                         HARTFORD GROWTH
                                          HARTFORD GLOBAL LEADERS         OPPORTUNITIES           HARTFORD HIGH YIELD
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      453,367   $   595,753        1,122   $    20,116      322,884   $   335,553
        Shares issued in merger........      183,081       253,327           --            --       50,751        48,048
        Shares issued on reinvestment
          of distributions.............          727         5,462           --            --       11,823         9,980
        Shares redeemed................     (474,221)     (656,987)      (5,284)      (96,713)    (299,921)     (299,268)
        Shares issued in 1 for 10 stock
          split........................     (451,449)           --           --            --     (193,755)           --
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (288,495)  $   197,555       (4,162)  $   (76,597)    (108,218)  $    94,313
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                                                      HARTFORD INTERNATIONAL
                                              HARTFORD INDEX              OPPORTUNITIES          HARTFORD INTERNATIONAL
                                                 HLS FUND                    HLS FUND                STOCK HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       67,923   $   229,511    3,291,660   $ 2,907,057        2,189   $    21,842
        Shares issued in merger........       97,999       293,220           --            --           --            --
        Shares issued on in-kind
          transactions.................           --            --       12,525       *11,716           --            --
        Shares issued on reinvestment
          of distributions.............       28,220        91,135       10,217        15,535           86           905
        Shares redeemed................     (156,348)     (459,666)  (3,352,850)   (3,086,177)      (3,658)      (36,399)
        Shares issued in 1 for 10 stock
          split........................     (592,800)           --     (865,011)           --           --            --
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (555,006)  $   154,200     (903,732)  $  (151,869)      (1,383)  $   (13,652)
                                         ===========   ===========   ==========   ===========   ==========   ===========

     * During the year ended December 31, 2002, the Hartford International Opportunities HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation (depreciation) of ($547) from a shareholder of an affiliated fund offered by The Hartford in exchange for shares of the Fund noted.

                                             HARTFORD LARGECAP        HARTFORD MIDCAP STOCK      HARTFORD MONEY MARKET
                                              GROWTH HLS FUND                HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................          606   $     4,905        1,360   $    13,314    7,433,161   $ 7,433,161
        Shares issued in merger........           --            --           --            --      122,443       122,443
        Shares issued on reinvestment
          of distributions.............           --            --           --            --       29,756        29,756
        Shares redeemed................       (1,711)      (13,585)      (1,057)       (9,401)  (7,133,424)   (7,133,424)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       (1,105)  $    (8,680)         303   $     3,913      451,936   $   451,936
                                         ===========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                           HARTFORD MULTISECTOR         HARTFORD SMALLCAP       HARTFORD SMALLCAP VALUE
                                                 HLS FUND                GROWTH HLS FUND                HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................          769   $     8,122       11,815   $   143,723        1,614   $    20,906
        Shares issued on reinvestment
          of distributions.............          173         1,809           --            --          846        11,514
        Shares redeemed................       (1,103)      (11,586)     (12,644)     (155,849)      (2,294)      (26,352)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         (161)  $    (1,655)        (829)  $   (12,126)         166   $     6,068
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                                                                                     HARTFORD VALUE
                                              HARTFORD STOCK         HARTFORD U.S. GOVERNMENT        OPPORTUNITIES
                                                 HLS FUND              SECURITIES HLS FUND              HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       82,040   $   368,314       43,979   $   482,125        1,276   $    15,454
        Shares issued on reinvestment
          of distributions.............        2,398        58,646          840         8,732          218         3,217
        Shares redeemed................     (302,325)   (1,250,816)      (8,975)      (98,361)      (2,121)      (25,157)
        Shares issued in 1 for 10 stock
          split........................   (1,292,904)           --           --            --           --            --
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........   (1,510,791)  $  (823,856)      35,844   $   392,496         (627)  $    (6,486)
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                                                                                    HARTFORD CAPITAL
                                             HARTFORD ADVISERS            HARTFORD BOND               APPRECIATION
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      127,756   $   317,874      182,699   $   240,018       91,808   $   361,932
        Shares issued on reinvestment
          of distributions.............        5,569        17,707       10,543        11,710          172         2,845
        Shares redeemed................      (35,673)      (77,330)     (25,861)      (36,070)     (18,914)      (64,902)
        Shares issued in 1 for 10 stock
          split........................     (284,427)           --     (268,394)           --     (153,584)           --
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (186,775)  $   258,251     (101,013)  $   215,658      (80,518)  $   299,875
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                                                                                      HARTFORD GROWTH
                                         HARTFORD DISCIPLINED EQUITY   HARTFORD GLOBAL LEADERS         OPPORTUNITIES
                                                  HLS FUND                     HLS FUND                   HLS FUND
                                         ---------------------------   ------------------------   ------------------------
                                            SHARES         AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ------------   ------------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       28,959    $    34,007        17,083   $    25,478          329   $     5,419
        Shares issued on reinvestment
          of distributions.............          148            143            52           437           --            --
        Shares redeemed................       (7,355)        (7,105)       (6,220)       (8,125)          (6)          (97)
        Shares issued in 1 for 10 stock
          split........................      (54,940)            --       (40,358)           --           --            --
                                         -----------    -----------    ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (33,188)   $    27,045       (29,443)  $    17,790          323   $     5,322
                                         ===========    ===========    ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                 HARTFORD INTERNATIONAL
                                            HARTFORD HIGH YIELD           HARTFORD INDEX             OPPORTUNITIES
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       60,625   $    63,346       14,140   $    46,598      174,550   $   151,571
        Shares issued on reinvestment
          of distributions.............        2,038         1,713          801         2,735          237           431
        Shares redeemed................      (27,423)      (31,304)      (3,519)        9,635     (161,775)     (143,959)
        Shares issued in 1 for 10 stock
          split........................      (55,428)           --      (22,984)           --      (32,948)           --
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (20,188)  $    33,755      (11,562)  $    39,698   $  (19,936)  $     8,043
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                           HARTFORD MONEY MARKET        HARTFORD SMALLCAP            HARTFORD STOCK
                                                 HLS FUND                GROWTH HLS FUND                HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      390,278   $   390,278          672   $     7,939       30,948   $   142,796
        Shares issued on reinvestment
          of distributions.............        2,405         2,405           --            --          106         2,766
        Shares redeemed................     (282,898)     (282,898)         (62)         (723)      (9,557)      (38,041)
        Shares issued in 1 for 10 stock
          split........................           --            --           --            --      (70,496)           --
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      109,785   $   109,785          610   $     7,216      (48,999)  $   107,521
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                                                          HARTFORD VALUE
                                         HARTFORD U.S. GOVERNMENT         OPPORTUNITIES
                                            SECURITIES HLS FUND              HLS FUND
                                         -------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................        9,479   $   104,947          318   $     3,486
        Shares issued on reinvestment
          of distributions.............           --            --           --            --
        Shares redeemed................         (587)       (6,491)         (27)         (297)
                                         -----------   -----------   ----------   -----------
        Net Increase (Decrease)........        8,892   $    98,456          291   $     3,189
                                         ===========   ===========   ==========   ===========

10. LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, participate in a $550,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires an eight basis point fee to be paid, to State Street Bank, based on the amount of the commitment, which has not been utilized. During the year ended December 31, 2003, the Funds did not have any borrowings under this facility.

11. REVERSE STOCK SPLITS:

     a) On November 22, 2002, a reverse stock split was declared for Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund and Hartford Stock HLS Fund at a one to ten ratio.

--------------------------------------------------------------------------------

     b) On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                                      REVERSE SPLIT
        FUND                                                           PERCENTAGE
        ----                                                          -------------
        Hartford Advisers HLS Fund..................................      29.67%
        Hartford Bond HLS Fund......................................      93.07
        Hartford Capital Appreciation HLS Fund......................      15.42
        Hartford International Opportunities HLS Fund...............      71.63
        Hartford Stock HLS Fund.....................................       9.27

12. FUND MERGERS

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2003 At a special meeting of shareholders, held on January 15, 2003, shareholders of Hartford American Leaders HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II HLS Fund and Hartford Investors Growth HLS Fund (each a "Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

         Hartford American Leaders HLS Fund merged into Hartford Stock HLS Fund

         Hartford Blue Chip Stock II HLS Fund merged into Hartford Disciplined Equity HLS Fund

         Hartford Global Equity HLS Fund merged into Hartford Global Leaders HLS Fund

         Hartford International Stock II HLS Fund merged into Hartford International Opportunities HLS Fund

         Hartford Investors Growth HLS Fund merged into Hartford Disciplined Equity HLS Fund

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Target Fund, the assets of each Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. Each Acquiring Fund acquired the respective Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by each Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD GLOBAL LEADERS HLS FUND                               CLASS IA    CLASS IB
        --------------------------------                              ----------   --------
        Net assets of Hartford Global Equity HLS Fund on January 24,
          2003......................................................  $   11,029   $     --
        Hartford Global Equity HLS Fund shares exchanged............       1,498         --
        Hartford Global Leaders HLS Fund shares issued..............         953         --
        Net assets of Hartford Global Leaders HLS Fund immediately
          before the merger.........................................  $  574,009   $ 57,372
        Net assets of Hartford Global Leaders HLS Fund immediately
          after the merger..........................................  $  585,038   $ 57,372

        HARTFORD DISCIPLINED EQUITY HLS FUND                           CLASS IA    CLASS IB
        ------------------------------------                          ----------   --------
        Net assets of Hartford Blue Chip Stock II HLS Fund on
          January 24, 2003..........................................  $   15,890   $     --
        Hartford Blue Chip Stock II HLS Fund shares exchanged.......       3,107         --
        Hartford Disciplined Equity HLS Fund shares issued..........       1,843         --
        Net assets of Hartford Investors Growth HLS Fund on January
          24, 2003..................................................  $   13,716   $     --
        Hartford Investors Growth HLS Fund shares exchanged.........       2,740         --
        Hartford Disciplined Equity HLS Fund shares issued..........       1,591         --
        Net assets of Hartford Disciplined Equity HLS Fund
          immediately before the merger.............................  $  454,370   $ 60,268
        Net assets of Hartford Growth and Income HLS Fund
          immediately after the merger..............................  $  483,976   $ 60,268

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

        HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND                  CLASS IA    CLASS IB
        ---------------------------------------------                 ----------   --------
        Net Assets of Hartford International Stock II HLS Fund on
          January 24, 2003..........................................  $   22,447   $     --
        Hartford International Stock II HLS Fund shares exchanged...       3,304         --
        Hartford International Opportunities HLS Fund shares
          issued....................................................       3,008         --
        Net assets of Hartford International Opportunities HLS Fund
          immediately before the merger.............................  $  684,409   $ 27,363
        Net assets of Hartford International Opportunities HLS Fund
          immediately after the merger..............................  $  706,856   $ 27,363

        HARTFORD STOCK HLS FUND                                        CLASS IA    CLASS IB
        -----------------------                                       ----------   --------
        Net assets of Hartford American Leaders HLS Fund on January
          24, 2003..................................................  $   14,137   $     --
        Hartford American Leaders HLS Fund shares exchanged.........       1,787         --
        Hartford Stock HLS Fund shares issued.......................         406         --
        Net assets of Hartford Stock HLS Fund immediately before the
          merger....................................................  $4,971,437   $298,456
        Net assets of Hartford Stock HLS Fund immediately after the
          merger....................................................  $4,985,574   $298,456

     The Hartford American Leaders HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II and Hartford Investors Growth HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of January 24, 2003:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Hartford American Leaders HLS Fund........................     $(2,855)         $ (35)         $18,579
        Hartford Blue Chip Stock II HLS Fund......................      (4,122)           (70)          28,311
        Hartford Global Equity HLS Fund...........................      (1,039)           (37)          14,557
        Hartford International Stock II...........................      (8,812)          (147)          42,026
        Hartford Investors Growth HLS Fund........................        (453)           (16)          24,976

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis High Yield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market Series (each a "Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

         Fortis Asset Allocation Series merged into Hartford Advisers HLS Fund, Inc.

         Fortis Global Growth Series merged into Hartford Global Leaders HLS
         Fund

         Fortis Growth & Income Series merged into Hartford Disciplined Equity HLS Fund

         Fortis High Yield Series merged into Hartford High Yield HLS Fund

         Fortis Diversified Income Series merged into Hartford Bond HLS Fund,
         Inc.

         Fortis S&P 500 Index Series merged into Hartford Index HLS Fund, Inc.

         Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

--------------------------------------------------------------------------------

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Fortis Fund, the assets of each Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Funds (the "Hartford Fund") on April 30, 2002. Each Hartford Fund acquired the Fortis Fund's assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD ADVISERS HLS FUND                                     CLASS IA     CLASS IB
        --------------------------                                    -----------   --------
        Net assets of Fortis Asset Allocation on April 30, 2002.....  $   488,111   $     --
        Fortis Asset Allocation shares exchanged....................       34,477         --
        Hartford Advisers shares issued.............................      220,049         --
        Net assets of Hartford Advisers immediately before the
          merger....................................................  $11,086,683   $588,603
        Net assets of Hartford Advisers immediately after the
          merger....................................................  $11,574,794   $588,603

        HARTFORD GLOBAL LEADERS HLS FUND                               CLASS IA     CLASS IB
        --------------------------------                              -----------   --------
        Net assets of Fortis Global Growth on April 30, 2002........  $   253,327   $     --
        Fortis Global Growth shares exchanged.......................       17,918         --
        Hartford Global Leaders shares issued.......................      183,081         --
        Net assets of Hartford Global Leaders immediately before the
          merger....................................................  $   469,286   $ 52,090
        Net assets of Hartford Global Leaders immediately after the
          merger....................................................  $   722,613   $ 52,090

        HARTFORD DISCIPLINED EQUITY HLS FUND                           CLASS IA     CLASS IB
        ------------------------------------                          -----------   --------
        Net assets of Fortis Growth & Income on April 30, 2002......  $   200,110   $     --
        Fortis Growth & Income shares exchanged.....................       15,260         --
        Hartford Disciplined Equity shares issued...................      186,136         --
        Net assets of Hartford Disciplined Equity immediately before
          the merger................................................  $   395,598   $ 51,483
        Net assets of Hartford Disciplined Equity immediately after
          the merger................................................  $   595,708   $ 51,483

        HARTFORD HIGH YIELD HLS FUND                                   CLASS IA     CLASS IB
        ----------------------------                                  -----------   --------
        Net assets of Fortis High Yield on April 30, 2002...........  $    48,048   $     --
        Fortis High Yield shares exchanged..........................        8,528         --
        Hartford High Yield shares issued...........................       50,751         --
        Net assets of Hartford High Yield immediately before the
          merger....................................................  $   142,974   $ 34,629
        Net assets of Hartford High Yield immediately after the
          merger....................................................  $   191,022   $ 34,629

        HARTFORD BOND HLS FUND                                         CLASS IA     CLASS IB
        ----------------------                                        -----------   --------
        Net assets of Fortis Diversified Income on April 30, 2002...  $    90,378   $     --
        Fortis Diversified Income shares exchanged..................        9,225         --
        Hartford Bond shares issued.................................       77,738         --
        Net assets of Hartford Bond immediately before the merger...  $ 1,582,247   $194,002
        Net assets of Hartford Bond immediately after the merger....  $ 1,672,625   $194,002

        HARTFORD INDEX HLS FUND                                        CLASS IA     CLASS IB
        -----------------------                                       -----------   --------
        Net assets of Fortis S&P 500 on April 30, 2002..............  $   293,220   $     --
        Fortis S&P 500 Index shares exchanged.......................       19,110         --
        Hartford Index shares issued................................       97,999         --
        Net assets of Hartford Index immediately before the
          merger....................................................  $ 1,846,941   $ 54,976
        Net assets of Hartford Index immediately after the merger...  $ 2,140,161   $ 54,976

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

        HARTFORD MONEY MARKET HLS FUND                                 CLASS IA     CLASS IB
        ------------------------------                                -----------   --------
        Net assets of Fortis Money Market on April 30, 2002.........  $   122,443   $     --
        Fortis Money Market shares exchanged........................       11,346         --
        Hartford Money Market shares issued.........................      122,443         --
        Net assets of Hartford Money Market immediately before the
          merger....................................................  $ 1,794,364   $166,561
        Net assets of Hartford Money Market immediately after the
          merger....................................................  $ 1,916,807   $166,561

     The Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis High Yield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market Series had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of April 30, 2002:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Fortis Asset Allocation Series............................     $(28,666)       $(12,278)      $529,055
        Fortis Global Growth Series...............................        9,623          (3,966)       247,671
        Fortis Growth and Income Series...........................      (10,883)           (792)       211,785
        Fortis High Yield Series..................................      (11,371)        (20,858)        80,264
        Fortis Diversified Income Series..........................       (3,540)         (8,690)       102,606
        Fortis S&P 500 Index Series...............................      (20,814)             --        293,220
        Fortis Money Market Series................................           --              --        122,443

13. FUND MERGERS SUBSEQUENT TO DECEMBER 31, 2003

     PROPOSED REORGANIZATION OF HARTFORD MULTISECTOR BOND HLS FUND IN HARTFORD HLS SERIES FUND II, INC. At a meeting held on November 4, 2003, the Boards of Directors of the Hartford Multisector Bond HLS Fund and the Hartford Bond HLS Fund approved, subject to shareholder approval, a reorganization of Hartford Multisector Bond HLS Fund into Hartford Bond HLS Fund. A special meeting of shareholders will be held on April 20, 2004. Shareholders of Hartford Multisector Bond HLS Fund will vote on a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and Hartford Series Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of the Hartford Multisector Bond HLS Fund, the assets of the Hartford Multisector Bond HLS Fund would be acquired by the Hartford Bond HLS Fund on or about April 30, 2004. The Hartford Bond HLS Fund would acquire the Hartford Multisector Bond HLS Fund's assets in exchange for the Hartford Bond HLS Fund's shares, which would be distributed pro rata by the Hartford Multisector Bond HLS Fund to the holders of its shares on April 30, 2004, in complete liquidation of the Hartford Multisector Bond HLS Fund.

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            -- SELECTED PER-SHARE DATA(4) --
                                   -------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND
                                   NET ASSET            NET              UNREALIZED            TOTAL
                                   VALUE AT          INVESTMENT             GAIN                FROM
                                   BEGINNING           INCOME            (LOSS) ON           INVESTMENT
                                   OF PERIOD           (LOSS)           INVESTMENTS          OPERATIONS
                                   ---------         ----------         ------------         ----------
HARTFORD ADVISERS HLS FUND
   For the Year Ended December 31,
     2003
   Class IA.......................  $ 19.59            $ 0.42              $ 3.18              $ 3.60
   Class IB.......................    19.72              0.41                3.16                3.57
   For the Year Ended December 31,
     2002
   Class IA.......................    23.44(5)           0.51(5)            (4.10)(5)           (3.59)(5)
   Class IB.......................    23.60(5)           0.46(5)            (4.10)(5)           (3.64)(5)
   For the Year Ended December 31,
     2001
   Class IA.......................    26.65(5)           0.64(5)            (1.85)(5)           (1.21)(5)
   Class IB.......................    26.63(5)           0.50(5)            (1.77)(5)           (1.27)(5)
   For the Year Ended December 31,
     2000
   Class IA.......................    29.65(5)           0.68(5)            (0.88)(5)           (0.20)(5)
   Class IB.......................    29.66(5)           0.74(5)            (0.98)(5)           (0.24)(5)
   For the Year Ended December 31,
     1999
   Class IA.......................    29.85(5)           0.68(5)             2.21(5)             2.89(5)
   Class IB.......................    35.77(5),(6)       0.61(5),(6)         2.21(5),(6)         2.82(5),(6)
HARTFORD BLUE CHIP STOCK HLS FUND
   For the Year Ended December 31,
     2003.........................    12.70              0.03                3.69                3.72
   2002...........................    16.80              0.01               (4.11)              (4.10)
   2001...........................    19.63                --               (2.83)              (2.83)
   2000...........................    21.93             (0.02)              (0.41)              (0.43)
   1999...........................    18.58              0.02                3.65                3.67
HARTFORD BOND HLS FUND
   For the Year Ended December 31,
     2003
   Class IA.......................    11.95              0.36                0.57                0.93
   Class IB.......................    11.90              0.40                0.50                0.90
   For the Year Ended December 31,
     2002
   Class IA.......................    11.46(5)           0.56(5)            (0.01)(5)            0.55(5)
   Class IB.......................    11.43(5)           0.46(5)             0.07(5)             0.53(5)
   For the Year Ended December 31,
     2001
   Class IA.......................    11.08(5)           0.46(5)             0.48(5)             0.94(5)
   Class IB.......................    11.07(5)           0.41(5)             0.50(5)             0.91(5)
   For the Year Ended December 31,
     2000
   Class IA.......................     9.94(5)           0.69(5)             0.50(5)             1.19(5)
   Class IB.......................     9.95(5)           0.61(5)             0.56(5)             1.17(5)
   For the Year Ended December 31,
     1999
   Class IA.......................    10.81(5)           0.62(5)            (0.84)(5)           (0.22)(5)
   Class IB.......................    10.83(5),(6)       0.61(5),(6)        (0.84)(5),(6)       (0.23)(5),(6)
HARTFORD CAPITAL APPRECIATION HLS
 FUND
   For the Year Ended December 31,
     2003
   Class IA.......................    31.70              0.26               13.17               13.43
   Class IB.......................    31.63              0.19               13.10               13.29
   For the Year Ended December 31,
     2002
   Class IA.......................    39.75(5)           0.15(5)            (8.01)(5)           (7.86)(5)
   Class IB.......................    39.68(5)           0.12(5)            (8.03)(5)           (7.91)(5)
   For the Year Ended December 31,
     2001
   Class IA.......................    59.26(5)           0.21(5)            (3.36)(5)           (3.15)(5)
   Class IB.......................    59.23(5)           0.06(5)            (3.29)(5)           (3.23)(5)
   For the Year Ended December 31,
     2000
   Class IA.......................    60.95(5)           0.41(5)             7.57(5)             7.98(5)
   Class IB.......................    60.98(5)          (0.77)(5)            8.64(5)             7.87(5)
   For the Year Ended December 31,
     1999
   Class IA.......................    47.59(5)           0.23(5)            16.43(5)            16.66(5)
   Class IB.......................    64.37(5),(6)       1.50(5),(6)        15.03(5),(6)        16.53(5),(6)
HARTFORD CAPITAL OPPORTUNITIES HLS
 FUND
   For the Year Ended December 31,
     2003.........................     5.09              0.02                1.37                1.39
   2002...........................     7.15                --               (2.06)              (2.06)
   2001...........................     9.37             (0.01)              (2.21)              (2.22)
   From inception, May 1, 2000
     through December 31, 2000....    10.61             (0.01)              (1.23)              (1.24)

                                                                              -- SELECTED PER-SHARE DATA(4) --
                                    --------------------------------------------------------------------------

                                                                            DISTRIBUTIONS
                                    DIVIDENDS           DIVIDENDS               FROM
                                     FROM NET          IN EXCESS OF         NET REALIZED         DISTRIBUTIONS
                                    INVESTMENT        NET INVESTMENT          GAINS ON               FROM
                                      INCOME              INCOME             INVESTMENTS            CAPITAL
                                    ----------        --------------        -------------        -------------
HARTFORD ADVISERS HLS FUND
   For the Year Ended December 31,
     2003
   Class IA.......................    $(0.52)             $   --               $    --              $   --
   Class IB.......................     (0.48)                 --                    --                  --
   For the Year Ended December 31,
     2002
   Class IA.......................     (0.26)(5)              --(5)                 --(5)               --(5)
   Class IB.......................     (0.24)(5)              --(5)                 --(5)               --(5)
   For the Year Ended December 31,
     2001
   Class IA.......................     (0.73)(5)              --(5)              (1.27)(5)              --(5)
   Class IB.......................     (0.49)(5)              --(5)              (1.27)(5)              --(5)
   For the Year Ended December 31,
     2000
   Class IA.......................     (0.23)(5)              --(5)              (2.57)(5)              --(5)
   Class IB.......................     (0.22)(5)              --(5)              (2.57)(5)              --(5)
   For the Year Ended December 31,
     1999
   Class IA.......................     (0.63)(5)              --(5)              (2.46)(5)              --(5)
   Class IB.......................     (0.64)(5),(6)          --(5),(6)          (8.29)(5),(6)          --(5),(6)
HARTFORD BLUE CHIP STOCK HLS FUND
   For the Year Ended December 31,
     2003.........................        --                  --                    --                  --
   2002...........................        --                  --                    --                  --
   2001...........................        --                  --                    --                  --
   2000...........................        --                  --                 (1.87)                 --
   1999...........................     (0.02)                 --                 (0.30)                 --
HARTFORD BOND HLS FUND
   For the Year Ended December 31,
     2003
   Class IA.......................     (0.50)                 --                 (0.06)                 --
   Class IB.......................     (0.49)                 --                 (0.06)                 --
   For the Year Ended December 31,
     2002
   Class IA.......................     (0.05)(5)              --(5)              (0.01)(5)              --(5)
   Class IB.......................     (0.05)(5)              --(5)              (0.01)(5)              --(5)
   For the Year Ended December 31,
     2001
   Class IA.......................     (0.56)(5)              --(5)                 --(5)               --(5)
   Class IB.......................     (0.55)(5)              --(5)                 --(5)               --(5)
   For the Year Ended December 31,
     2000
   Class IA.......................     (0.05)(5)              --(5)                 --(5)               --(5)
   Class IB.......................     (0.05)(5)              --(5)                 --(5)               --(5)
   For the Year Ended December 31,
     1999
   Class IA.......................     (0.58)(5)              --(5)              (0.07)(5)              --(5)
   Class IB.......................     (0.57)(5),(6)          --(5),(6)          (0.08)(5),(6)          --(5),(6)
HARTFORD CAPITAL APPRECIATION HLS
 FUND
   For the Year Ended December 31,
     2003
   Class IA.......................     (0.22)                 --                    --                  --
   Class IB.......................     (0.16)                 --                    --                  --
   For the Year Ended December 31,
     2002
   Class IA.......................     (0.19)(5)              --(5)                 --(5)               --(5)
   Class IB.......................     (0.14)(5)              --(5)                 --(5)               --(5)
   For the Year Ended December 31,
     2001
   Class IA.......................     (0.27)(5)              --(5)             (16.09)(5)              --(5)
   Class IB.......................     (0.23)(5)              --(5)             (16.09)(5)              --(5)
   For the Year Ended December 31,
     2000
   Class IA.......................     (0.39)(5)              --(5)              (9.28)(5)              --(5)
   Class IB.......................     (0.34)(5)              --(5)              (9.28)(5)              --(5)
   For the Year Ended December 31,
     1999
   Class IA.......................     (0.18)(5)              --(5)              (3.12)(5)              --(5)
   Class IB.......................     (0.13)(5),(6)          --(5),(6)         (19.79)(5),(6)          --(5),(6)
HARTFORD CAPITAL OPPORTUNITIES HLS
 FUND
   For the Year Ended December 31,
     2003.........................     (0.02)                 --                    --                  --
   2002...........................        --                  --                    --                  --
   2001...........................        --                  --                    --                  --
   From inception, May 1, 2000
     through December 31, 2000....        --                  --                    --                  --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------

                                                                                     RATIO OF
                    NET INCREASE                                   NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                     AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT        TOTAL          PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN(12)   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ----------   ---------------   -------------
       $ (0.52)        $ 3.08          $22.67          18.49%      $10,358,449         0.67%
         (0.48)          3.09           22.81          18.20         1,263,641         0.92
         (0.26)(5)      (3.85)(5)       19.59(5)      (13.79)        9,249,397         0.67
         (0.24)(5)      (3.88)(5)       19.72(5)      (13.99)          672,078         0.90
         (2.00)(5)      (3.21)(5)       23.44(5)       (4.64)       11,836,564         0.66
         (1.76)(5)      (3.03)(5)       23.60(5)       (4.81)          521,205         0.84
         (2.80)(5)      (3.00)(5)       26.65(5)       (0.75)       13,430,507         0.66
         (2.79)(5)      (3.03)(5)       26.63(5)       (0.92)          252,247         0.84
         (3.09)(5)      (0.20)(5)       29.65(5)       10.59        14,082,895         0.65
         (8.93)(5),(6)     (6.11)(5),(6)     29.66(5),(6)    10.39       137,318       0.83
            --           3.72           16.42          29.30           182,530         0.90
            --          (4.10)          12.70         (24.40)          155,333         0.92
            --          (2.83)          16.80         (14.41)          239,597         0.92
         (1.87)         (2.30)          19.63          (2.47)          293,654         0.92
         (0.32)          3.35           21.93          19.88           284,229         0.92
         (0.56)          0.37           12.32           7.85         2,332,343         0.50
         (0.55)          0.35           12.25           7.58           734,768         0.75
         (0.06)(5)       0.49(5)        11.95(5)       10.08         2,145,266         0.51
         (0.06)(5)       0.47(5)        11.90(5)        9.83           382,864         0.75
         (0.56)(5)       0.38(5)        11.46(5)        8.68         1,549,698         0.51
         (0.55)(5)       0.36(5)        11.43(5)        8.49           152,254         0.69
         (0.05)(5)       1.14(5)        11.08(5)       11.99         1,033,043         0.52
         (0.05)(5)       1.12(5)        11.07(5)       11.79            31,551         0.70
         (0.65)(5)      (0.87)(5)        9.94(5)       (2.02)          978,861         0.52
         (0.65)(5),(6)     (0.88)(5),(6)      9.95(5),(6)    (2.19)        15,818      0.70
         (0.22)         13.21           44.91          42.38         8,912,749         0.69
         (0.16)         13.13           44.76          42.02         1,579,399         0.94
         (0.19)(5)      (8.05)(5)       31.70(5)      (19.70)        6,240,859         0.69
         (0.14)(5)      (8.05)(5)       31.63(5)      (19.88)          588,013         0.92
        (16.36)(5)     (19.51)(5)       39.75(5)       (6.94)        8,734,600         0.68
        (16.32)(5)     (19.55)(5)       39.68(5)       (7.10)          393,241         0.86
         (9.67)(5)      (1.69)(5)       59.26(5)       13.22         9,581,897         0.66
         (9.62)(5)      (1.75)(5)       59.23(5)       13.02           136,058         0.84
         (3.30)(5)      13.36(5)        60.95(5)       37.46         7,963,003         0.66
        (19.92)(5),(6)     (3.39)(5),(6)     60.98(5),(6)    37.21        22,993       0.84
         (0.02)          1.37            6.46          27.38            17,794         1.06
            --          (2.06)           5.09         (28.85)           16,387         1.05
            --          (2.22)           7.15         (23.63)           23,514         1.16
            --          (1.24)           9.37         (11.68)(2)        16,162         1.31(1)(8)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.67%          2.03%         48%
          0.92           1.78          48
          0.67           2.29          47
          0.92           2.07          47
          0.66           2.51          34
          0.91           2.33          34
          0.66           2.47          40
          0.91           2.29          40
          0.66           2.46          38
          0.91           2.28          38
          0.90           0.22          28
          0.92           0.04          37
          0.92          (0.01)         47
          0.92          (0.09)         52
          0.92           0.10          40
          0.50           3.74         215
          0.75           3.49         215
          0.51           5.58         108
          0.76           5.34         108
          0.51           5.87         185
          0.76           5.69         185
          0.52           6.54         169
          0.77           6.36         169
          0.52           6.09         111
          0.77           5.91         111
          0.69           0.77          94
          0.94           0.52          94
          0.69           0.64          94
          0.94           0.41          94
          0.68           0.57          92
          0.93           0.39          92
          0.66           0.64         108
          0.91           0.46         108
          0.66           0.46          66
          0.91           0.28          66
          1.06           0.28          68
          1.05           0.04         109
          1.16          (0.19)        102
          1.38(1)(8)    (0.12)(1)(8)     63

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA(4) --
                                                   -------------------------------------------------------------------
                                                                              NET REALIZED
                                                                                  AND
                                                   NET ASSET       NET         UNREALIZED       TOTAL       DIVIDENDS
                                                   VALUE AT     INVESTMENT        GAIN           FROM        FROM NET
                                                   BEGINNING      INCOME       (LOSS) ON      INVESTMENT    INVESTMENT
                                                   OF PERIOD      (LOSS)      INVESTMENTS     OPERATIONS      INCOME
                                                   ---------    ----------    ------------    ----------    ----------
HARTFORD DISCIPLINED EQUITY HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................  $  8.80       $ 0.07         $ 2.45         $ 2.52        $(0.12)
   Class IB.......................................     8.75         0.05           2.43           2.48         (0.09)
   For the Year Ended December 31, 2002
   Class IA.......................................    11.72(5)      0.05(5)       (2.97)(5)      (2.92)(5)        --(5)
   Class IB.......................................    11.67(5)      0.04(5)       (2.96)(5)      (2.92)(5)        --(5)
   For the Year Ended December 31, 2001
   Class IA.......................................    13.26(5)      0.06(5)       (1.10)(5)      (1.04)(5)        --(5)
   Class IB.......................................    13.23(5)      0.05(5)       (1.11)(5)      (1.06)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA.......................................    14.32(5)      0.05(5)       (0.85)(5)      (0.80)(5)     (0.05)(5)
   Class IB.......................................    14.30(5)     (0.08)(5)      (0.74)(5)      (0.82)(5)     (0.04)(5)
   For the Year Ended December 31, 1999
   Class IA.......................................    11.86(5)      0.04(5)        2.55(5)        2.59(5)      (0.04)(5)
   Class IB.......................................    11.85(5)      0.06(5)        2.50(5)        2.56(5)      (0.02)(5)
HARTFORD GLOBAL LEADERS HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................    11.50         0.07           4.02           4.09         (0.06)
   Class IB.......................................    11.47         0.04           4.00           4.04         (0.04)
   For the Year Ended December 31, 2002
   Class IA.......................................    14.43(5)      0.13(5)       (2.95)(5)      (2.82)(5)     (0.11)(5)
   Class IB.......................................    14.40(5)      0.12(5)       (2.96)(5)      (2.84)(5)     (0.09)(5)
   For the Year Ended December 31, 2001
   Class IA.......................................    17.59(5)      0.11(5)       (3.02)(5)      (2.91)(5)     (0.08)(5)
   Class IB.......................................    17.57(5)      0.08(5)       (3.02)(5)      (2.94)(5)     (0.06)(5)
   For the Year Ended December 31, 2000
   Class IA.......................................    19.13(5)      0.08(5)       (1.42)(5)      (1.34)(5)     (0.09)(5)
   Class IB.......................................    19.12(5)     (0.06)(5)      (1.30)(5)      (1.36)(5)     (0.08)(5)
   For the Year Ended December 31, 1999
   Class IA.......................................    12.85(5)      0.03(5)        6.42(5)        6.45(5)      (0.03)(5)
   Class IB.......................................    12.85(5)      0.07(5)        6.34(5)        6.41(5)         --(5)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................    16.40        (0.01)          7.18           7.17            --
   Class IB.......................................    16.37        (0.01)          7.12           7.11            --
   For the Year Ended December 31, 2002
   Class IA.......................................    22.66        (0.03)         (6.23)         (6.26)           --
   From inception April, 30 2002 through December
     31, 2002
     Class IB.....................................    21.16        (0.01)         (4.78)         (4.79)           --
   For the Year Ended December 31, 2001
   Class IA.......................................    40.66           --          (9.21)         (9.21)           --
   For the Year Ended December 31, 2000
   Class IA.......................................    45.14        (0.03)          2.99           2.96            --
   For the Year Ended December 31, 1999
   Class IA.......................................    41.09        (0.05)         17.42          17.37         (0.09)

                                                                  -- SELECTED PER-SHARE DATA(4) --
                                                    ----------------------------------------------

                                                                     DISTRIBUTIONS
                                                      DIVIDENDS          FROM
                                                     IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                                    NET INVESTMENT     GAINS ON          FROM
                                                        INCOME        INVESTMENTS       CAPITAL
                                                    --------------   -------------   -------------
HARTFORD DISCIPLINED EQUITY HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................      $   --          $    --         $   --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA.......................................          --(5)            --(5)          --(5)
   Class IB.......................................          --(5)            --(5)          --(5)
   For the Year Ended December 31, 2001
   Class IA.......................................          --(5)         (0.50)(5)         --(5)
   Class IB.......................................          --(5)         (0.50)(5)         --(5)
   For the Year Ended December 31, 2000
   Class IA.......................................          --(5)         (0.21)(5)         --(5)
   Class IB.......................................          --(5)         (0.21)(5)         --(5)
   For the Year Ended December 31, 1999
   Class IA.......................................          --(5)         (0.09)(5)         --(5)
   Class IB.......................................          --(5)         (0.09)(5)         --(5)
HARTFORD GLOBAL LEADERS HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA.......................................          --(5)            --(5)          --(5)
   Class IB.......................................          --(5)            --(5)          --(5)
   For the Year Ended December 31, 2001
   Class IA.......................................          --(5)         (0.17)(5)         --(5)
   Class IB.......................................          --(5)         (0.17)(5)         --(5)
   For the Year Ended December 31, 2000
   Class IA.......................................          --(5)         (0.11)(5)         --(5)
   Class IB.......................................          --(5)         (0.11)(5)         --(5)
   For the Year Ended December 31, 1999
   Class IA.......................................          --(5)         (0.14)(5)         --(5)
   Class IB.......................................          --(5)         (0.14)(5)         --(5)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA.......................................          --               --             --
   From inception April, 30 2002 through December
     31, 2002
     Class IB.....................................          --               --             --
   For the Year Ended December 31, 2001
   Class IA.......................................          --            (8.79)            --
   For the Year Ended December 31, 2000
   Class IA.......................................          --            (7.44)            --
   For the Year Ended December 31, 1999
   Class IA.......................................          --           (13.23)            --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------

                                                                                      RATIO OF
                    NET INCREASE                                    NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                      AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT         TOTAL          PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN (12)   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   -----------   ---------------   -------------
       $ (0.12)        $ 2.40          $11.20           28.82%      $   685,888         0.78%
         (0.09)          2.39           11.14           28.50           155,810         1.03
            --(5)       (2.92)(5)        8.80(5)       (24.65)          460,807         0.79
            --(5)       (2.92)(5)        8.75(5)       (24.85)           58,930         1.02
         (0.50)(5)      (1.54)(5)       11.72(5)        (8.02)          416,013         0.79
         (0.50)(5)      (1.56)(5)       11.67(5)        (8.18)           46,599         0.97
         (0.26)(5)      (1.06)(5)       13.26(5)        (5.64)          379,905         0.79
         (0.25)(5)      (1.07)(5)       13.23(5)        (5.81)           14,898         0.97
         (0.13)(5)       2.46(5)        14.32(5)        21.82           201,857         0.82
         (0.11)(5)       2.45(5)        14.30(5)        21.61                14         1.00
         (0.06)          4.03           15.53           35.57           728,049         0.80
         (0.04)          4.00           15.47           35.24           129,315         1.05
         (0.11)(5)      (2.93)(5)       11.50(5)       (19.51)          544,901         0.81
         (0.09)(5)      (2.93)(5)       11.47(5)       (19.70)           55,421         1.03
         (0.25)(5)      (3.16)(5)       14.43(5)       (16.58)          484,661         0.81
         (0.23)(5)      (3.17)(5)       14.40(5)       (16.73)           49,356         0.99
         (0.20)(5)      (1.54)(5)       17.59(5)        (7.06)          572,517         0.81
         (0.19)(5)      (1.55)(5)       17.57(5)        (7.22)           25,869         0.99
         (0.17)(5)       6.28(5)        19.13(5)        50.37           179,675         0.86
         (0.14)(5)       6.27(5)        19.12(5)        50.11                69         1.04
            --           7.17           23.57           43.79           696,900         0.64
            --           7.11           23.48           43.43            59,686         0.89
            --          (6.26)          16.40          (27.65)          478,045         0.66
            --          (4.79)          16.37          (22.65)(2)         5,287         0.84(1)
         (8.79)        (18.00)          22.66          (22.85)          755,068         0.65
         (7.44)         (4.48)          40.66            3.99         1,063,005         0.64
        (13.32)          4.05           45.14           55.17         1,044,728         0.66

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.78%          0.89%         73%
          1.03           0.64          73
          0.79           0.65          92
          1.04           0.42          92
          0.79           0.54          85
          1.04           0.36          85
          0.79           0.41          73
          1.04           0.23          73
          0.82           0.63          54
          1.07           0.45          54
          0.80           0.54         292
          1.05           0.29         292
          0.81           1.06         324
          1.06           0.84         324
          0.81           0.71         363
          1.06           0.53         363
          0.81           0.63         367
          1.06           0.45         367
          0.91           0.54(3)      207
          1.16           0.36(3)      207
          0.64          (0.05)        145
          0.89          (0.30)        145
          0.66          (0.16)        189
          0.84(1)       (0.10)(1)     189
          0.65          (0.01)        228
          0.64          (0.08)        120
          0.66          (0.18)        175

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA(4) --
                                                   -------------------------------------------------------------------
                                                                              NET REALIZED
                                                                                  AND
                                                   NET ASSET       NET         UNREALIZED       TOTAL       DIVIDENDS
                                                   VALUE AT     INVESTMENT        GAIN           FROM        FROM NET
                                                   BEGINNING      INCOME       (LOSS) ON      INVESTMENT    INVESTMENT
                                                   OF PERIOD      (LOSS)      INVESTMENTS     OPERATIONS      INCOME
                                                   ---------    ----------    ------------    ----------    ----------
HARTFORD HIGH YIELD HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................  $  8.49       $ 0.19         $ 1.75         $ 1.94        $(0.37)
   Class IB.......................................     8.44         0.28           1.63           1.91         (0.37)
   For the Year Ended December 31, 2002
   Class IA.......................................     9.64(5)      0.63(5)       (1.73)(5)      (1.10)(5)     (0.05)(5)
   Class IB.......................................     9.61(5)      0.49(5)       (1.61)(5)      (1.12)(5)     (0.05)(5)
   For the Year Ended December 31, 2001
   Class IA.......................................     9.39(5)      0.78(5)       (0.52)(5)       0.26(5)      (0.01)(5)
   Class IB.......................................     9.38(5)      0.84(5)       (0.60)(5)       0.24(5)      (0.01)(5)
   For the Year Ended December 31, 2000
   Class IA.......................................    10.05(5)      0.78(5)       (0.68)(5)       0.10(5)      (0.76)(5)
   Class IB.......................................    10.05(5)      0.04(5)        0.04(5)        0.08(5)      (0.75)(5)
   For the Year Ended December 31, 1999
   Class IA.......................................    10.17(5)      0.60(5)       (0.13)(5)       0.47(5)      (0.59)(5)
   Class IB.......................................    10.17(5)      0.85(5)       (0.39)(5)       0.46(5)      (0.58)(5)
HARTFORD INDEX HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................    23.46         0.36           6.23           6.59         (0.37)
   Class IB.......................................    23.39         0.31           6.19           6.50         (0.32)
   For the Year Ended December 31, 2002
   Class IA.......................................    31.81(5)      0.32(5)       (8.29)(5)      (7.97)(5)     (0.28)(5)
   Class IB.......................................    31.75(5)      0.28(5)       (8.30)(5)      (8.02)(5)     (0.24)(5)
   For the Year Ended December 31, 2001
   Class IA.......................................    37.25(5)      0.31(5)       (4.87)(5)      (4.56)(5)     (0.29)(5)
   Class IB.......................................    37.20(5)      0.30(5)       (4.91)(5)      (4.61)(5)     (0.25)(5)
   For the Year Ended December 31, 2000
   Class IA.......................................    41.89(5)      0.30(5)       (4.24)(5)      (3.94)(5)     (0.31)(5)
   Class IB.......................................    41.89(5)      0.37(5)       (4.39)(5)      (4.02)(5)     (0.28)(5)
   For the Year Ended December 31, 1999
   Class IA.......................................    35.70(5)      0.34(5)        6.85(5)        7.19(5)      (0.40)(5)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB.......................................    39.22(5)      0.04(5)        2.98(5)        3.02(5)      (0.32)(5)
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................     7.66         0.09           2.44           2.53         (0.08)
   Class IB.......................................     7.66         0.07           2.43           2.50         (0.07)
   For the Year Ended December 31, 2002
   Class IA.......................................     9.53(5)      0.17(5)       (1.94)(5)      (1.77)(5)     (0.10)(5)
   Class IB.......................................     9.51(5)      0.14(5)       (1.91)(5)      (1.77)(5)     (0.08)(5)
   For the Year Ended December 31, 2001
   Class IA.......................................    13.64(5)      0.12(5)       (2.61)(5)      (2.49)(5)     (0.01)(5)
   Class IB.......................................    13.65(5)      0.12(5)       (2.63)(5)      (2.51)(5)     (0.02)(5)
   For the Year Ended December 31, 2000
   Class IA.......................................    18.76(5)      0.18(5)       (3.14)(5)      (2.96)(5)     (0.23)(5)
   Class IB.......................................    18.76(5)      0.25(5)       (3.24)(5)      (2.99)(5)     (0.19)(5)
   For the Year Ended December 31, 1999
   Class IA.......................................    13.55(5)      0.19(5)        5.20(5)        5.39(5)      (0.18)(5)
   Class IB.......................................    13.57(5),(6)     0.17(5),(6)      5.19(5),(6)     5.36(5),(6)    (0.17)(5),(6)
HARTFORD INTERNATIONAL STOCK HLS FUND
   For the Year Ended December 31, 2003...........     9.33         0.20           2.57           2.77         (0.25)
   2002...........................................    10.43         0.17          (1.18)         (1.01)        (0.09)
   2001...........................................    15.07         0.11          (3.62)         (3.51)           --
   2000...........................................    17.94         0.06          (1.78)         (1.72)        (0.47)
   1999...........................................    14.48         0.18           3.30           3.48         (0.01)

                                                                  -- SELECTED PER-SHARE DATA(4) --
                                                    ----------------------------------------------

                                                                     DISTRIBUTIONS
                                                      DIVIDENDS          FROM
                                                     IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                                    NET INVESTMENT     GAINS ON          FROM
                                                        INCOME        INVESTMENTS       CAPITAL
                                                    --------------   -------------   -------------
HARTFORD HIGH YIELD HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................      $   --          $    --         $   --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA.......................................          --(5)            --(5)          --(5)
   Class IB.......................................          --(5)            --(5)          --(5)
   For the Year Ended December 31, 2001
   Class IA.......................................          --(5)            --(5)          --(5)
   Class IB.......................................          --(5)            --(5)          --(5)
   For the Year Ended December 31, 2000
   Class IA.......................................          --(5)            --(5)          --(5)
   Class IB.......................................          --(5)            --(5)          --(5)
   For the Year Ended December 31, 1999
   Class IA.......................................          --(5)            --(5)          --(5)
   Class IB.......................................          --(5)            --(5)          --(5)
HARTFORD INDEX HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................          --            (0.08)            --
   Class IB.......................................          --            (0.08)            --
   For the Year Ended December 31, 2002
   Class IA.......................................          --(5)         (0.10)(5)         --(5)
   Class IB.......................................          --(5)         (0.10)(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA.......................................          --(5)         (0.59)(5)         --(5)
   Class IB.......................................          --(5)         (0.59)(5)         --(5)
   For the Year Ended December 31, 2000
   Class IA.......................................          --(5)         (0.39)(5)         --(5)
   Class IB.......................................          --(5)         (0.39)(5)         --(5)
   For the Year Ended December 31, 1999
   Class IA.......................................          --(5)         (0.60)(5)         --(5)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB.......................................          --(5)         (0.03)(5)         --(5)
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA.......................................          --(5)            --(5)          --(5)
   Class IB.......................................          --(5)            --(5)          --(5)
   For the Year Ended December 31, 2001
   Class IA.......................................          --(5)         (1.61)(5)         --(5)
   Class IB.......................................          --(5)         (1.61)(5)         --(5)
   For the Year Ended December 31, 2000
   Class IA.......................................          --(5)         (1.93)(5)         --(5)
   Class IB.......................................          --(5)         (1.93)(5)         --(5)
   For the Year Ended December 31, 1999
   Class IA.......................................          --(5)            --(5)          --(5)
   Class IB.......................................          --(5),(6)         --(5),(6)        --(5),(6)
HARTFORD INTERNATIONAL STOCK HLS FUND
   For the Year Ended December 31, 2003...........          --               --             --
   2002...........................................          --               --             --
   2001...........................................          --            (1.13)            --
   2000...........................................          --            (0.68)            --
   1999...........................................          --            (0.01)            --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------

                                                                                     RATIO OF
                    NET INCREASE                                   NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                     AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT        TOTAL          PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN(12)   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ----------   ---------------   -------------
       $ (0.37)        $ 1.57          $10.06          23.18%      $   481,315         0.78%
         (0.37)          1.54            9.98          22.88           259,544         1.03
         (0.05)(5)      (1.15)(5)        8.49(5)       (6.89)          200,017         0.82
         (0.05)(5)      (1.17)(5)        8.44(5)       (7.14)           57,084         1.05
         (0.01)(5)       0.25(5)         9.64(5)        2.69           127,044         0.81
         (0.01)(5)       0.23(5)         9.61(5)        2.54            25,901         0.99
         (0.76)(5)      (0.66)(5)        9.39(5)        1.03            66,104         0.81
         (0.75)(5)      (0.67)(5)        9.38(5)        0.85             2,497         0.99
         (0.59)(5)      (0.12)(5)       10.05(5)        4.70            52,731         0.72
         (0.58)(5)      (0.12)(5)       10.05(5)        4.49               102         0.90
         (0.45)          6.14           29.60          28.13         1,934,490         0.44
         (0.40)          6.10           29.49          27.81           195,900         0.69
         (0.38)(5)      (8.35)(5)       23.46(5)      (22.45)        1,553,260         0.44
         (0.34)(5)      (8.36)(5)       23.39(5)      (22.63)           68,832         0.67
         (0.88)(5)      (5.44)(5)       31.81(5)      (12.31)        1,976,361         0.43
         (0.84)(5)      (5.45)(5)       31.75(5)      (12.47)           46,056         0.61
         (0.70)(5)      (4.64)(5)       37.25(5)       (9.50)        2,387,000         0.43
         (0.67)(5)      (4.69)(5)       37.20(5)       (9.66)           16,272         0.61
         (1.00)(5)       6.19(5)        41.89(5)       20.49         2,581,436         0.43
         (0.35)(5)       2.67(5)        41.89(5)        7.73(2)             11         0.61(1)
         (0.08)          2.45           10.11          33.10           823,760         0.83
         (0.07)          2.43           10.09          32.76            76,246         1.08
         (0.10)(5)      (1.87)(5)        7.66(5)      (17.93)          646,903         0.81
         (0.08)(5)      (1.85)(5)        7.66(5)      (18.12)           26,641         1.04
         (1.62)(5)      (4.11)(5)        9.53(5)      (18.73)          941,934         0.81
         (1.63)(5)      (4.14)(5)        9.51(5)      (18.88)           22,277         0.99
         (2.16)(5)      (5.12)(5)       13.64(5)      (17.10)        1,326,609         0.78
         (2.12)(5)      (5.11)(5)       13.65(5)      (17.25)           18,682         0.96
         (0.18)(5)       5.21(5)        18.76(5)       39.86         1,574,836         0.78
         (0.17)(5),(6)      5.19(5),(6)     18.76(5),(6)    39.61         3,203        0.96
         (0.25)          2.52           11.85          30.01            94,895         0.96
         (0.09)         (1.10)           9.33          (9.74)           81,352         0.97
         (1.13)         (4.64)          10.43         (24.17)          105,313         0.94
         (1.15)         (2.87)          15.07          (9.79)          149,229         0.93
         (0.02)          3.46           17.94          23.99           143,969         0.94

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.78%          7.00%         44%
          1.03           6.75          44
          0.82           9.33          60
          1.07           9.10          60
          0.81           9.70          63
          1.06           9.52          63
          0.81           9.15          69
          1.06           8.97          69
          0.84           8.36(3)       47
          1.09           8.18(3)       47
          0.44           1.40           3
          0.69           1.15           3
          0.44           1.18          15
          0.69           0.95          15
          0.43           0.91           5
          0.68           0.73           5
          0.43           0.75           7
          0.68           0.57           7
          0.43           0.95           3
          0.68(1)        0.77(1)        3
          0.83           1.08         144
          1.08           0.83         144
          0.81           1.23         161
          1.06           1.00         161
          0.81           1.10         144
          1.06           0.92         144
          0.78           1.16         159
          1.03           0.98         159
          0.78           1.20         133
          1.03           1.02         133
          0.96           1.83          43
          0.97           1.53          53
          0.94           0.89          58
          0.93           0.85          44
          0.94           1.26          29

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA(4) --
                                                   -------------------------------------------------------------------
                                                                              NET REALIZED
                                                                                  AND
                                                   NET ASSET       NET         UNREALIZED       TOTAL       DIVIDENDS
                                                   VALUE AT     INVESTMENT        GAIN           FROM        FROM NET
                                                   BEGINNING      INCOME       (LOSS) ON      INVESTMENT    INVESTMENT
                                                   OF PERIOD      (LOSS)      INVESTMENTS     OPERATIONS      INCOME
                                                   ---------    ----------    ------------    ----------    ----------
HARTFORD LARGECAP GROWTH HLS FUND
   For the Year Ended December 31, 2003...........  $  6.96       $   --         $ 1.63         $ 1.63        $   --
   2002...........................................    10.09        (0.02)         (3.11)         (3.13)           --
   2001...........................................    11.86        (0.01)         (1.76)         (1.77)           --
   2000...........................................    15.05        (0.03)         (2.59)         (2.62)           --
   1999...........................................    12.04        (0.01)          3.28           3.27            --
HARTFORD MIDCAP STOCK HLS FUND
   For the Year Ended December 31, 2003...........     8.57         0.02           2.64           2.66         (0.02)
   2002...........................................     9.85         0.02          (1.30)         (1.28)           --
   2001...........................................    10.31         0.01          (0.44)         (0.43)        (0.01)
   2000...........................................    10.68         0.02           0.93           0.95         (0.02)
   1999...........................................     9.64         0.01           1.04           1.05         (0.01)
HARTFORD MONEY MARKET HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................     1.00         0.01             --           0.01         (0.01)
   Class IB.......................................     1.00           --             --             --            --
   For the Year Ended December 31, 2002
   Class IA.......................................     1.00         0.01             --           0.01         (0.01)
   Class IB.......................................     1.00         0.01             --           0.01         (0.01)
   For the Year Ended December 31, 2001
   Class IA.......................................     1.00         0.04             --           0.04         (0.04)
   Class IB.......................................     1.00         0.04             --           0.04         (0.04)
   For the Year Ended December 31, 2000
   Class IA.......................................     1.00         0.06             --           0.06         (0.06)
   Class IB.......................................     1.00         0.06             --           0.06         (0.06)
   For the Year Ended December 31, 1999
   Class IA.......................................     1.00         0.07             --           0.07         (0.07)
   Class IB.......................................     1.00         0.07             --           0.07         (0.07)
HARTFORD MULTISECTOR BOND HLS FUND
   For the Year Ended December 31, 2003...........    10.85         0.43           0.54           0.97         (0.61)
   2002...........................................    11.09         0.67          (0.26)          0.41         (0.65)
   2001...........................................    10.50         0.66          (0.07)          0.59            --
   2000 (11)......................................    10.26         0.65          (0.21)          0.44         (0.20)
   1999...........................................    11.56         0.57          (1.44)         (0.87)        (0.35)
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................    11.70           --           5.85           5.85            --
   Class IB.......................................    11.73        (0.01)          5.83           5.82            --
   For the Year Ended December 31, 2002
   Class IA.......................................    16.44        (0.02)         (4.72)         (4.74)           --
   From inception April 30, 2002 through December
     31, 2002
   Class IB.......................................    15.96        (0.01)         (4.22)         (4.23)           --
   For the Year Ended December 31, 2001
   Class IA.......................................    23.73           --          (4.91)         (4.91)           --
   For the Year Ended December 31, 2000
   Class IA.......................................    33.79           --          (3.06)         (3.06)           --
   For the Year Ended December 31, 1999
   Class IA.......................................    16.70        (0.04)         17.86          17.82         (0.01)
HARTFORD SMALLCAP VALUE HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................    10.88         0.13           4.01           4.14         (0.06)
   From inception July 1, 2003 through
     December 31, 2003
   Class IB.......................................    12.06           --           2.72           2.72            --
   For the Year Ended December 31, 2002
   Class IA.......................................    14.20         0.07          (1.93)         (1.86)        (0.10)
   For the Year Ended December 31, 2001
   Class IA.......................................    11.74         0.13           2.33           2.46            --
   For the Year Ended December 31, 2000
   Class IA.......................................    10.20         0.17           2.54           2.71         (0.17)
   For the Year Ended December 31, 1999
   Class IA.......................................     9.28         0.12           1.27           1.39         (0.11)

                                                                  -- SELECTED PER-SHARE DATA(4) --
                                                    ----------------------------------------------

                                                                     DISTRIBUTIONS
                                                      DIVIDENDS          FROM
                                                     IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                                    NET INVESTMENT     GAINS ON          FROM
                                                        INCOME        INVESTMENTS       CAPITAL
                                                    --------------   -------------   -------------
HARTFORD LARGECAP GROWTH HLS FUND
   For the Year Ended December 31, 2003...........      $   --          $    --         $   --
   2002...........................................          --               --             --
   2001...........................................          --               --             --
   2000...........................................          --            (0.57)            --
   1999...........................................          --            (0.26)            --
HARTFORD MIDCAP STOCK HLS FUND
   For the Year Ended December 31, 2003...........          --               --             --
   2002...........................................          --               --             --
   2001...........................................          --            (0.02)            --
   2000...........................................          --            (1.30)            --
   1999...........................................          --               --             --
HARTFORD MONEY MARKET HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2001
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2000
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 1999
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
HARTFORD MULTISECTOR BOND HLS FUND
   For the Year Ended December 31, 2003...........          --               --             --
   2002...........................................          --               --             --
   2001...........................................          --               --             --
   2000 (11)......................................          --               --             --
   1999...........................................          --            (0.08)            --
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA.......................................          --               --             --
   From inception April 30, 2002 through December
     31, 2002
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2001
   Class IA.......................................          --            (2.38)            --
   For the Year Ended December 31, 2000
   Class IA.......................................          --            (7.00)            --
   For the Year Ended December 31, 1999
   Class IA.......................................          --            (0.72)            --
HARTFORD SMALLCAP VALUE HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................          --            (0.15)            --
   From inception July 1, 2003 through
     December 31, 2003
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA.......................................          --            (1.36)            --
   For the Year Ended December 31, 2001
   Class IA.......................................          --               --             --
   For the Year Ended December 31, 2000
   Class IA.......................................          --            (1.00)            --
   For the Year Ended December 31, 1999
   Class IA.......................................          --            (0.36)            --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------

                                                                                     RATIO OF
                    NET INCREASE                                   NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                     AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT        TOTAL          PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN(12)   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ----------   ---------------   -------------
       $    --         $ 1.63          $ 8.59          23.42%      $    58,670         0.93%
            --          (3.13)           6.96         (31.04)           51,944         0.95
            --          (1.77)          10.09         (14.89)           86,475         0.95
         (0.57)         (3.19)          11.86         (17.95)           98,814         0.96
         (0.26)          3.01           15.05          27.22            87,061         0.97
         (0.02)          2.64           11.21          31.05            56,285         0.95
            --          (1.28)           8.57         (13.06)           43,251         0.97
         (0.03)         (0.46)           9.85          (4.17)           46,758         1.02
         (1.32)         (0.37)          10.31           8.71            37,767         1.05
         (0.01)          1.04           10.68          10.97            24,800         1.18
         (0.01)            --            1.00           0.75         1,609,439         0.49
            --             --            1.00           0.50           240,930         0.74
         (0.01)            --            1.00           1.47         2,319,456         0.49
         (0.01)            --            1.00           1.24           261,914         0.72
         (0.04)            --            1.00           3.87         1,867,520         0.48
         (0.04)            --            1.00           3.68           152,129         0.66
         (0.06)            --            1.00           6.10         1,242,275         0.48
         (0.06)            --            1.00           5.91            36,270         0.66
         (0.07)            --            1.00           4.89         1,257,436         0.47
         (0.07)            --            1.00           4.71             8,804         0.65
         (0.61)          0.36           11.21           9.26            30,037         0.82
         (0.65)         (0.24)          10.85           3.94            28,254         0.83
            --           0.59           11.09           5.58            30,648         0.86
         (0.20)          0.24           10.50           4.27            23,300         0.94
         (0.43)         (1.30)          10.26          (7.53)           24,926         0.90
            --           5.85           17.55          50.06           346,380         0.66
            --           5.82           17.55          49.70            74,592         0.91
            --          (4.74)          11.70         (28.83)          184,062         0.69
            --          (4.23)          11.73         (26.51)(2)         7,150         0.89(1)
         (2.38)         (7.29)          16.44         (20.18)          272,272         0.68
         (7.00)        (10.06)          23.73         (15.08)          352,615         0.66
         (0.73)         17.09           33.79         109.25           333,158         0.72
         (0.21)          3.93           14.81          38.46           105,589         0.92
            --           2.72           14.78          22.54(2)              1         1.17(1)
         (1.46)         (3.32)          10.88         (15.17)           85,029         0.92
            --           2.46           14.20          21.01           108,672         0.96
         (1.17)          1.54           11.74          27.00            58,027         1.03
         (0.47)          0.92           10.20          15.34            39,171         1.04

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.93%          0.05%        121%
          0.95          (0.19)         44
          0.95          (0.11)         77
          0.96          (0.27)         68
          0.97          (0.09)         50
          0.95           0.16          76
          0.97           0.16          77
          1.02           0.07          79
          1.05           0.18         123
          1.18           0.15          73
          0.49           0.75          --
          0.74           0.50          --
          0.49           1.43          --
          0.74           1.20          --
          0.48           3.58          --
          0.73           3.40          --
          0.48           5.91          --
          0.73           5.73          --
          0.47           4.81          --
          0.72           4.63          --
          0.82           4.54         202
          0.83           5.23         100
          0.86           6.54          73
          0.94           6.22         284
          0.90           3.83         194
          0.66          (0.01)        101
          0.91          (0.26)        101
          0.69          (0.18)         99
          0.89(1)       (0.13)(1)      99
          0.68          (0.02)        164
          0.66           0.01         160
          0.72          (0.22)        264
          0.92           0.99          57
          1.17(1)        0.74(1)       57
          0.92           0.60          44
          0.96           1.19          49
          1.03           1.71          90
          1.04           1.57          68

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA(4) --
                                                   -------------------------------------------------------------------
                                                                              NET REALIZED
                                                                                  AND
                                                   NET ASSET       NET         UNREALIZED       TOTAL       DIVIDENDS
                                                   VALUE AT     INVESTMENT        GAIN           FROM        FROM NET
                                                   BEGINNING      INCOME       (LOSS) ON      INVESTMENT    INVESTMENT
                                                   OF PERIOD      (LOSS)      INVESTMENTS     OPERATIONS      INCOME
                                                   ---------    ----------    ------------    ----------    ----------
HARTFORD STOCK HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................  $ 35.46       $ 0.46         $ 8.93         $ 9.39        $(0.48)
   Class IB.......................................    35.42         0.38           8.88           9.26         (0.39)
   For the Year Ended December 31, 2002
   Class IA.......................................    47.36(5)      0.43(5)      (11.94)(5)     (11.51)(5)     (0.39)(5)
   Class IB.......................................    47.31(5)      0.38(5)      (11.95)(5)     (11.57)(5)     (0.32)(5)
   For the Year Ended December 31, 2001
   Class IA.......................................    58.80(5)      0.41(5)       (7.42)(5)      (7.01)(5)     (0.38)(5)
   Class IB.......................................    58.79(5)      0.46(5)       (7.57)(5)      (7.11)(5)     (0.32)(5)
   For the Year Ended December 31, 2000
   Class IA.......................................    71.47(5)      0.39(5)       (5.00)(5)      (4.61)(5)     (0.41)(5)
   Class IB.......................................    71.51(5)      0.74(5)       (5.47)(5)      (4.72)(5)     (0.34)(5)
   For the Year Ended December 31, 1999
   Class IA.......................................    65.62(5)      0.50(5)       11.43(5)       11.93(5)      (0.49)(5)
   Class IB.......................................   118.84(5),(6)     0.21(5),(6)     12.00(5),(6)    12.21(5),(6)    (0.56)(5),(6)
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................    11.36         0.31          (0.07)          0.24         (0.17)
   Class IB.......................................    11.34         0.27          (0.05)          0.22         (0.17)
   For the Year Ended December 31, 2002
   Class IA.......................................    10.79         0.22           0.89           1.11         (0.54)
   From inception April 30, 2002 through December
     31, 2002
     Class IB.....................................    10.51         0.15           0.68           0.83            --
   For the Year Ended December 31, 2001
   Class IA.......................................    10.59         0.50           0.28           0.78         (0.58)
   For the Year Ended December 31, 2000
   Class IA.......................................    10.13         0.70           0.46           1.16         (0.70)
   For the Year Ended December 31, 1999
   Class IA.......................................    10.93         0.63          (0.84)         (0.21)        (0.59)
HARTFORD VALUE OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................    10.86         0.06           4.48           4.54         (0.07)
   Class IB.......................................    10.84         0.08           4.41           4.49         (0.06)
   For the Year Ended December 31, 2002
   Class IA.......................................    14.83         0.07          (3.68)         (3.61)        (0.09)
   From inception April 30, 2002 through December
     31, 2002
     Class IB.....................................    13.51         0.02          (2.69)         (2.67)           --
   For the Year Ended December 31, 2001
   Class IA.......................................    17.38         0.08          (0.48)         (0.40)        (0.11)
   For the Year Ended December 31, 2000
   Class IA.......................................    15.65         0.14           2.68           2.82         (0.13)
   For the Year Ended December 31, 1999
   Class IA.......................................    14.38         0.13           1.15           1.28            --

                                                                  -- SELECTED PER-SHARE DATA(4) --
                                                    ----------------------------------------------

                                                                     DISTRIBUTIONS
                                                      DIVIDENDS          FROM
                                                     IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                                    NET INVESTMENT     GAINS ON          FROM
                                                        INCOME        INVESTMENTS       CAPITAL
                                                    --------------   -------------   -------------
HARTFORD STOCK HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................      $   --          $    --         $   --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA.......................................          --(5)            --(5)          --(5)
   Class IB.......................................          --(5)            --(5)          --(5)
   For the Year Ended December 31, 2001
   Class IA.......................................          --(5)         (4.05)(5)         --(5)
   Class IB.......................................          --(5)         (4.05)(5)         --(5)
   For the Year Ended December 31, 2000
   Class IA.......................................          --(5)         (7.65)(5)         --(5)
   Class IB.......................................          --(5)         (7.66)(5)         --(5)
   For the Year Ended December 31, 1999
   Class IA.......................................          --(5)         (5.59)(5)         --(5)
   Class IB.......................................          --(5),(6)     (58.98)(5),(6)        --(5),(6)
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA.......................................          --               --             --
   From inception April 30, 2002 through December
     31, 2002
     Class IB.....................................          --               --             --
   For the Year Ended December 31, 2001
   Class IA.......................................          --               --             --
   For the Year Ended December 31, 2000
   Class IA.......................................          --               --             --
   For the Year Ended December 31, 1999
   Class IA.......................................          --               --             --
HARTFORD VALUE OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA.......................................          --            (0.27)            --
   From inception April 30, 2002 through December
     31, 2002
     Class IB.....................................          --               --             --
   For the Year Ended December 31, 2001
   Class IA.......................................          --            (2.04)            --
   For the Year Ended December 31, 2000
   Class IA.......................................          --            (0.96)            --
   For the Year Ended December 31, 1999
   Class IA.......................................          --            (0.01)            --

---------------
 (1) Annualized.
 (2) Not annualized.
 (3) Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisers) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
 (4) Information presented relates to a share of capital stock outstanding for the indicated period.
 (5) Per shares amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002. (See Note 11(a)).
 (6) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective September 17, 1999. (See Note 11(b)).
 (7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (8) The Fund's previous investment adviser undertook to limit annual expenses for Capital Opportunities Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.38% and (.19%), respectively.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------

                                                                                     RATIO OF
                    NET INCREASE                                   NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                     AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT        TOTAL          PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN(12)   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ----------   ---------------   -------------
       $ (0.48)        $ 8.91          $44.37          26.47%      $ 6,014,675         0.49%
         (0.39)          8.87           44.29          26.16           562,979         0.74
         (0.39)(5)     (11.90)(5)       35.46(5)      (24.25)        5,094,276         0.49
         (0.32)(5)     (11.89)(5)       35.42(5)      (24.42)          296,767         0.72
         (4.43)(5)     (11.44)(5)       47.36(5)      (12.23)        7,834,643         0.49
         (4.37)(5)     (11.48)(5)       47.31(5)      (12.39)          271,475         0.67
         (8.06)(5)     (12.67)(5)       58.80(5)       (7.04)        9,590,018         0.48
         (8.00)(5)     (12.72)(5)       58.79(5)       (7.21)          136,077         0.66
         (6.08)(5)       5.85(5)        71.47(5)       19.78         9,400,385         0.48
        (59.54)(5),(6)     (4.73)(5),(6)     71.51(5),(6)    19.57        47,439       0.66
         (0.17)          0.07           11.43           2.15           514,243         0.47
         (0.17)          0.05           11.39           1.89           239,023         0.72
         (0.54)          0.57           11.36          10.73           590,626         0.49
            --           0.83           11.34         7.96(2)          100,867         0.74(1)
         (0.58)          0.20           10.79           7.50           174,333         0.51
         (0.70)          0.46           10.59          11.81           141,415         0.52
         (0.59)         (0.80)          10.13          (1.94)          138,658         0.52
         (0.07)          4.47           15.33          41.87           156,879         0.71
         (0.06)          4.43           15.27          41.52            32,572         0.96
         (0.36)         (3.97)          10.86         (24.95)           88,793         0.73
            --          (2.67)          10.84         (19.74)(2)         3,160         0.91(1)
         (2.15)         (2.55)          14.83          (2.55)          130,567         0.73
         (1.09)          1.73           17.38          18.49           111,590         0.76
         (0.01)          1.27           15.65           8.96            94,583         0.78

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.49%          1.18%         37%
          0.74           0.93          37
          0.49           0.97          44
          0.74           0.75          44
          0.49           0.80          39
          0.74           0.62          39
          0.48           0.64          40
          0.73           0.46          40
          0.48           0.80          39
          0.73           0.62          39
          0.47           2.74         191
          0.72           2.49         191
          0.49           3.47         283
          0.74(1)        5.13(1)      283
          0.51           5.55         155
          0.52           6.28         128
          0.52           5.64          97
          0.71           0.62          48
          0.96           0.37          48
          0.73           0.60          67
          0.91(1)        1.06(1)       67
          0.73           0.68         147
          0.76           0.87         171
          0.78           0.85         211

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

 (9) The Fund's previous investment adviser undertook to limit annual expenses for Large Cap Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and .01%, respectively.
(10) The Fund's previous investment adviser undertook to limit annual expenses for Mid Cap Stock Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.40% and .04%, respectively.
(11) On March 15, 2000, Multisector Bond Series, formerly known as Global Bond Series, changed its investment objective in conjunction with a change in sub-advisor. As Global Bond Series, the Series invested principally in high quality U.S. and foreign government and corporate fixed income securities. The new investment objective of the fund is to invest in U.S. and foreign government obligations and fixed rate corporate debt including investment and non-investment grade bonds. The Series' sub-adviser changed from Mercury Asset Management International Ltd., to AIM Capital Management, Inc.
(12) Returns include the Fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

See Notes to Financial Statements.

 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

 TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
 HARTFORD SERIES FUND, INC. AND
 HARTFORD HLS SERIES FUND II, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statements of net assets of the Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund (formerly, Hartford Growth and Income HLS Fund), Hartford Global Leaders HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund and Hartford Stock HLS Fund (ten of the twenty-five portfolios comprising Hartford Series Fund, Inc.) and the Hartford Blue Chip HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Stock HLS Fund, Hartford MidCap Stock HLS Fund, Hartford Multisector Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund and the statement of assets and liabilities, including the schedule of investments of Hartford LargeCap Growth HLS Fund (eleven of the portfolios comprising Hartford Series Fund II, Inc.) (collectively, the "Funds") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 for the Hartford Series Fund, Inc. were audited by other auditors who have ceased operations and whose report, dated February 6, 2002, expressed an unqualified opinion on those financial highlights. The financial highlights for each of the three years in the period ended December 31, 2001 for the Hartford HLS Series Fund II, Inc. were audited by other auditors whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds identified above at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

TAX INFORMATION NOTICE: (UNAUDITED)

     For the year ended December 31, 2003, the following Funds distributed long-term capital gains dividends as follows:

        Hartford Bond HLS Fund......................................  $ 6,157
        Hartford SmallCap Value HLS Fund............................    1,047

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTOR AND OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors ("Boards") are responsible for overall management of the Funds. The Boards may exercise all powers of the Funds, except those powers that are conferred solely upon or reserved to the shareholders. The following table provides information about the Funds' directors and officers. The business address for all directors and officers is c/o Hartford HLS Funds, P.O. Box 2999, Hartford, CT 06104-2999, except for Tamara L. Fagely and Robert W. Beltz, Jr., whose business address is 500 Bielenberg Dr., Woodbury, MN 55125.
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED
                             WITH THE      --------------           PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       SF(1)   SF2(2)             DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
LYNN S. BIRDSONG          Director         2003     2003   From 1979 to 2002, Mr. Birdsong was a
(age 57)                                                   managing director of Zurich Scudder
                                                           Investments, an investment management
                                                           firm. In 2003, Mr. Birdsong became an
                                                           independent director of the Atlantic
                                                           Whitehall Funds and The Japan Fund;
                                                           during his employment with Scudder, he
                                                           was an interested director of The Japan
                                                           Fund. Since 1981, Mr. Birdsong has been a
                                                           partner in Birdsong Company, an
                                                           advertising specialty firm. He is also a
                                                           Director of The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II, Inc.
                                                           and The Hartford Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN       Director         1995(3)  2002   Ms. Coleman has served as President of
(age 71)                                                   Saint Joseph College since 1991 and
                                                           President of Cashel House, Ltd. (retail)
                                                           since 1985. She is also a Director of The
                                                           Hartford Mutual Funds, Inc., The Hartford
                                                           Mutual Funds II, Inc. and The Hartford
                                                           Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
ROBERT M. GAVIN           Director         2002     1986   Dr. Gavin is an educational consultant.
(age 63)                                                   Prior to September 1, 2001, he was
                                                           President of Cranbrook Education
                                                           Community; and prior to July 1996, he was
                                                           President of Macalester College, St.
                                                           Paul, Minnesota. He is also a Director of
                                                           The Hartford Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II, Inc. and The
                                                           Hartford Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
DUANE E. HILL             Director         2001     2002   Mr. Hill is Partner Emeritus and a
(age 58)                                                   founding partner of TSG Capital Group, a
                                                           private equity investment firm that
                                                           serves as sponsor and lead investor in
                                                           leveraged buyouts of middle market
                                                           companies. Mr. Hill is also a Partner of
                                                           TSG Ventures L.P., a private equity
                                                           investment company that invests primarily
                                                           in minority-owned small businesses. He is
                                                           also a Director of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual Funds
                                                           II, Inc. and The Hartford Income Shares
                                                           Fund, Inc.
----------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------

                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
LYNN S. BIRDSONG               72        N/A
(age 57)

----------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN            72        N/A
(age 71)

----------------------------------------------------------------------------------------------------
ROBERT M. GAVIN                72        Dr. Gavin is a
(age 63)                                 Director of Systems
                                         & Computer
                                         Technology
                                         Corporation.

----------------------------------------------------------------------------------------------------
DUANE E. HILL                  72        N/A
(age 58)

----------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED
                             WITH THE      --------------           PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       SF(1)   SF2(2)             DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON       Director         2002     2000   Mr. Peterson is a mutual fund industry
(age 59)                                                   consultant. He was a partner of KPMG LLP
                                                           until July 1999. In January 2004, Mr.
                                                           Peterson was appointed independent
                                                           president of the Strong Mutual Funds. He
                                                           is also a Director of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual Funds
                                                           II, Inc. and The Hartford Income Shares
                                                           Fund, Inc.
----------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.     Director         1977(3)  2002   Mr. Pryor has served as Managing Director
(age 70)                                                   of Pryor & Clark Company (real estate
                                                           investment), Hartford, Connecticut, since
                                                           June 1992. He is also a Director of The
                                                           Hartford Mutual Funds, Inc., The Hartford
                                                           Mutual Funds II, Inc., and The Hartford
                                                           Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
THOMAS M. MARRA(3)        Director and     2002     2002   Mr. Marra is President and Chief
(age 45)                  Chairman of                      Operating Officer of Hartford Life, Inc.
                          the Board                        He is also a member of the Board of
                                                           Directors and a member of the Office of
                                                           the Chairman for The Hartford Financial
                                                           Services Group, Inc. ("The Hartford"),
                                                           the parent company of Hartford Life. Mr.
                                                           Marra was named President of Hartford
                                                           Life in 2001 and COO in 2000, and served
                                                           as Director of Hartford Life's Investment
                                                           Products Division from 1998 to 2000. He
                                                           was head of the company's Individual Life
                                                           and Annuities Division from 1994 to 1998
                                                           after being promoted to Senior Vice
                                                           President in 1994 and to Executive Vice
                                                           President in 1996. Mr. Marra is also a
                                                           Managing Member and President of Hartford
                                                           Investment Financial Services, LLC
                                                           ("HIFSCO") and HL Investment Advisors LLC
                                                           ("HL Advisors"). He is also a Director
                                                           and Chairman of the Board of The Hartford
                                                           Mutual Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford Income
                                                           Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
LOWNDES A. SMITH(4)       Director         1996     2002   Mr. Smith served as Vice Chairman of The
(age 64)                                                   Hartford from February 1997 to January
                                                           2002, as President and Chief Executive
                                                           Officer of Hartford Life, Inc. from
                                                           February 1997 to January 2002, and as
                                                           President and Chief Operating Officer of
                                                           The Hartford Life Insurance Companies
                                                           from January 1989 to January 2002. Mr.
                                                           Smith is also a Director of The Hartford
                                                           Mutual Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford Income
                                                           Shares Fund, Inc.
----------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------

                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
PHILLIP O. PETERSON            72        N/A
(age 59)

----------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.          72        Mr. Pryor is a
(age 70)                                 Director of Infodata
                                         Systems, Inc.
                                         (software company)
                                         and CompuDyne
                                         Corporation
                                         (security products
                                         and services) and
                                         August Financial
                                         Holding Company
                                         (advisory services).
----------------------------------------------------------------------------------------------------
THOMAS M. MARRA(3)             72        Mr. Marra is a
(age 45)                                 member of the Board
                                         of Directors of The
                                         Hartford.

----------------------------------------------------------------------------------------------------
LOWNDES A. SMITH(4)            72        N/A
(age 64)

----------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED
                             WITH THE      --------------           PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       SF(1)   SF2(2)             DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI(4)  President and    1999     2001   Mr. Znamierowski currently serves as
(age 43)                  Director(5)                      President of Hartford Investment
                                                           Management Company ("Hartford
                                                           Investment"), Senior Vice President for
                                                           Hartford Life, Inc., and Senior Vice
                                                           President and Chief Investment Officer
                                                           for Hartford Life Insurance Company. Mr.
                                                           Znamierowski is also a Managing Member
                                                           and Senior Vice President of HIFSCO and
                                                           HL Advisors. Mr. Znamierowski is Group
                                                           Senior Vice President and Chief
                                                           Investment Officer for The Hartford. In
                                                           addition, he serves as President and
                                                           Director of The Hartford Mutual Funds,
                                                           Inc. and as President of The Hartford
                                                           Mutual Funds II, Inc. and The Hartford
                                                           Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.      Vice President   2002     1993   Mr. Beltz currently serves as Vice
(age 54)                                                   President Securities Operations of
                                                           Hartford Administrative Services Company
                                                           ("HASCO"). Since December 2001, he has
                                                           served as Assistant Vice President of
                                                           Hartford Life Insurance Company. In
                                                           addition, he is Vice President of The
                                                           Hartford Mutual Funds, Inc., The Hartford
                                                           Mutual Funds II, Inc. and The Hartford
                                                           Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
KEVIN J. CARR             Vice President   1996     2001   Mr. Carr has served as The Hartford's
(age 49)                  and Secretary                    Assistant General Counsel since 1999,
                                                           Counsel since November 1996 and Associate
                                                           Counsel since November 1995. Mr. Carr is
                                                           also Vice President and Assistant
                                                           Secretary of HL Advisors and HIFSCO and
                                                           Assistant Secretary of Hartford
                                                           Investment. He is also Vice President and
                                                           Secretary of The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II, Inc.
                                                           and The Hartford Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.   Vice President   2002     2002   Mr. Davison is a Managing Director and
(age 46)                                                   Director of the Funds Management Group of
                                                           Hartford Investment. Mr. Davison is also
                                                           a Senior Vice President of HIFSCO and HL
                                                           Advisors. In addition, he serves as Vice
                                                           President of The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II, Inc.
                                                           and The Hartford Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
TAMARA L. FAGELY          Vice President   2002     1993   Ms. Fagely has been Vice President of
(age 45)                                                   HASCO since 1998. Prior to 1998, she was
                                                           Second Vice President of HASCO. Since
                                                           December 2001, she has served as
                                                           Assistant Vice President of Hartford Life
                                                           Insurance Company. In addition, she is
                                                           Controller of HIFSCO and Vice President,
                                                           Controller and Treasurer of The Hartford
                                                           Mutual Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford Income
                                                           Shares Fund, Inc.
----------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------

                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
DAVID M. ZNAMIEROWSKI(4)       53        N/A
(age 43)

----------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.          N/A        N/A
(age 54)

----------------------------------------------------------------------------------------------------
KEVIN J. CARR                 N/A        N/A
(age 49)

----------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.       N/A        N/A
(age 46)

----------------------------------------------------------------------------------------------------
TAMARA L. FAGELY              N/A        N/A
(age 45)

----------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED
                             WITH THE      --------------           PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       SF(1)   SF2(2)             DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
BRUCE FERRIS              Vice President   2002     2002   Mr. Ferris serves as Senior Vice
(age 48)                                                   President and a Director of Sales and
                                                           Marketing in the Investment Products
                                                           Division of Hartford Life Insurance
                                                           Company. He is also a Managing Member of
                                                           HL Advisors. In addition, Mr. Ferris is
                                                           Vice President of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual Funds
                                                           II, Inc. and The Hartford Income Shares
                                                           Fund, Inc.
----------------------------------------------------------------------------------------------------
MARY JANE FORTIN          Vice President   2003     2003   Ms. Fortin is Senior Vice President and
(age 39)                                                   Director of Mutual Funds and 529 Programs
                                                           for Hartford Life. In addition, she is
                                                           Vice President of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual Funds
                                                           II, Inc. and The Hartford Income Shares
                                                           Fund, Inc. Previously, Ms. Fortin served
                                                           as Senior Vice President and Chief
                                                           Accounting Officer of Hartford Life. She
                                                           joined Hartford Life in 1997.
----------------------------------------------------------------------------------------------------
GEORGE R. JAY             Vice             1996     2001   Mr. Jay serves as Assistant Vice
(age 51)                  President,                       President of Hartford Life Insurance
                          Controller and                   Company's Equity Products Department. He
                          Treasurer                        is also Controller of HL Advisors and
                                                           Vice President of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual Funds
                                                           II, Inc. and The Hartford Income Shares
                                                           Fund, Inc.
----------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE          Vice President   2000     2001   Mr. Joyce currently serves as Senior Vice
(age 44)                                                   President and Director of the
                                                           Institutional Products Group for Hartford
                                                           Life Insurance Company. Mr. Joyce is also
                                                           Senior Vice President HL Advisors and
                                                           Vice President of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual Funds
                                                           II, Inc. and The Hartford Income Shares
                                                           Fund, Inc. Previously, he served as Vice
                                                           President (1997-1999) and Assistant Vice
                                                           President (1994-1997) of Hartford Life
                                                           Insurance Company.
----------------------------------------------------------------------------------------------------
DAVID N. LEVENSON         Vice President   2000     2001   Mr. Levenson serves as Senior Vice
(age 37)                                                   President of Hartford Life Insurance
                                                           Company's Retail Product Management Group
                                                           and is responsible for all retail product
                                                           management and profitability. Mr.
                                                           Levenson is also a Senior Vice President
                                                           of HIFSCO. In addition, he serves as Vice
                                                           President of The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II, Inc.
                                                           and The Hartford Income Shares Fund, Inc.
                                                           Mr. Levenson joined The Hartford in 1995.
----------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------

                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
BRUCE FERRIS                  N/A        N/A
(age 48)

----------------------------------------------------------------------------------------------------
MARY JANE FORTIN              N/A        N/A
(age 39)

----------------------------------------------------------------------------------------------------
GEORGE R. JAY                 N/A        N/A
(age 51)

----------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE              N/A        N/A
(age 44)

----------------------------------------------------------------------------------------------------
DAVID N. LEVENSON             N/A        N/A
(age 37)

----------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED
                             WITH THE      --------------           PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       SF(1)   SF2(2)             DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
JOHN C. WALTERS           Vice President   2000     2001   Mr. Walters serves as Executive Vice
(age 41)                                                   President and Director of the Investment
                                                           Products Division of Hartford Life
                                                           Insurance Company. Mr. Walters is also a
                                                           Managing Member and Executive Vice
                                                           President of HIFSCO and HL Advisors. In
                                                           addition, he is Vice President of The
                                                           Hartford Mutual Funds, Inc., The Hartford
                                                           Mutual Funds II, Inc. and The Hartford
                                                           Income Shares Fund, Inc. Previously, Mr.
                                                           Walters was with First Union Securities.
----------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------

                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
JOHN C. WALTERS               N/A        N/A
(age 41)
----------------------------------------------------------------------------------------------------

 * Each director and officer may serve until his or her successor is elected and qualifies.

(1) Hartford Series Fund, Inc.

(2) Hartford HLS Series Fund II, Inc.

(3) Ms. Coleman and Mr. Pryor served as directors, beginning in 1995 and 1977, respectively, of certain Maryland corporations (each of which was registered with the SEC as an open-end management investment company) that were reorganized as investment portfolios (series) of Hartford Series Fund, Inc. on August 28, 2002.

(4) "Interested person" of each Company as defined in the Investment Company Act of 1940 because of the person's affiliation with or equity ownership of [Hartford Investment Financial Services, LLC] or affiliated companies.

(5) President and Director of Hartford Series Fund, Inc.; President but not Director of Hartford HLS Series Fund II, Inc.

The Funds' Statements of Additional Information (SAI) include further information about fund directors and are available without charge upon request by calling 1-800-862-6668 or writing: Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

-------------------------                                            PRESORTED
The Hartford                                                          STANDARD
P.O. Box 5085                                                       U.S. POSTAGE
Hartford, CT 06102-5085                                                PAID
-------------------------                                            HUDSON, MA
                                                                    PERMIT NO. 6

                               THE TD WATERHOUSE
                                VARIABLE ANNUITY

                            HARTFORD INDEX HLS FUND

                                 ANNUAL REPORT
                            AND MANAGER DISCUSSIONS
                               DECEMBER 31, 2003



                 Issued by: First Fortis Life Insurance Company

IMPORTANT NOTICE TO CONTRACT OWNERS

The Hartford is committed to doing what we can to prevent improper trading activity within our products, and will continue to react to industry "best practices" with respect to this type of activity. We have recently enhanced the language in our variable annuity and variable life insurance policies prospectus surrounding our transfer restrictions by adding the following language to your prospectus:

The underlying Funds are available for use with many different variable annuity products, variable life insurance policies, and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of older Contracts, we currently only have the ability to restrict transfers into certain funds and to limit the total Contract Value invested in any one Fund. The effect on you may include higher transaction costs or lower performance.

To obtain a copy of our latest prospectus for your variable annuity, variable life insurance policies or the underlying funds, please log on to
www.hartfordinvestor.com or call 800-862-6668 for variable annuity or 800-800-2000, extension 13028, for variable life insurance policies.
________________________________________________________________________

ARE NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY | MAY LOSE VALUE
________________________________________________________________________

ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE
________________________________________________________________________


                                                                  [NO FDIC LOGO]
                                                                  [NO BANK LOGO]

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                        INDEX IA                     S&P 500 INDEX
                                                        --------                     -------------
12/31/93                                                10000.00                       10000.00
                                                        10331.00                       10340.00
                                                        10046.00                       10059.00
                                                         9608.00                        9621.00
                                                         9726.00                        9745.00
                                                         9881.00                        9904.00
                                                         9646.00                        9662.00
                                                         9959.00                        9979.00
                                                        10361.00                       10387.00
                                                        10107.00                       10133.00
                                                        10328.00                       10361.00
                                                         9952.00                        9984.00
12/94                                                   10094.00                       10131.00
                                                        10353.00                       10394.00
                                                        10751.00                       10799.00
                                                        11062.00                       11117.00
                                                        11380.00                       11444.00
                                                        11825.00                       11901.00
                                                        12093.00                       12177.00
                                                        12489.00                       12580.00
                                                        12515.00                       12610.00
                                                        13030.00                       13142.00
                                                        12966.00                       13094.00
                                                        13527.00                       13670.00
12/95                                                   13783.00                       13933.00
                                                        14242.00                       14407.00
                                                        14365.00                       14541.00
                                                        14508.00                       14681.00
                                                        14706.00                       14897.00
                                                        15080.00                       15279.00
                                                        15123.00                       15337.00
                                                        14443.00                       14660.00
                                                        14740.00                       14969.00
                                                        15557.00                       15810.00
                                                        15976.00                       16246.00
                                                        17178.00                       17473.00
12/96                                                   16828.00                       17127.00
                                                        17863.00                       18196.00
                                                        17997.00                       18340.00
                                                        17242.00                       17588.00
                                                        18270.00                       18636.00
                                                        19379.00                       19769.00
                                                        20231.00                       20655.00
                                                        21831.00                       22297.00
                                                        20602.00                       21048.00
                                                        21722.00                       22199.00
                                                        20991.00                       21458.00
                                                        21945.00                       22451.00
12/97                                                   22315.00                       22838.00
                                                        22556.00                       23089.00
                                                        24172.00                       24753.00
                                                        25399.00                       26021.00
                                                        25647.00                       26284.00
                                                        25191.00                       25832.00
                                                        26212.00                       26880.00
                                                        25923.00                       26595.00
                                                        22166.00                       22749.00
                                                        23583.00                       24208.00
                                                        25491.00                       26175.00
                                                        27020.00                       27761.00
12/98                                                   28577.00                       29361.00
                                                        29752.00                       30588.00
                                                        28816.00                       29638.00
                                                        29959.00                       30823.00
                                                        31102.00                       32017.00
                                                        30347.00                       31262.00
                                                        32031.00                       32997.00
                                                        31016.00                       31966.00
                                                        30860.00                       31807.00
                                                        30007.00                       30935.00
                                                        31890.00                       32892.00
                                                        32526.00                       33561.00
12/99                                                   34432.00                       35538.00
                                                        32692.00                       33752.00
                                                        32061.00                       33114.00
                                                        35174.00                       36351.00
                                                        34105.00                       35258.00
                                                        33391.00                       34534.00
                                                        34204.00                       35386.00
                                                        33658.00                       34833.00
                                                        35734.00                       36995.00
                                                        33837.00                       35043.00
                                                        33682.00                       34894.00
                                                        31018.00                       32145.00
12/00                                                   31161.00                       32303.00
                                                        32253.00                       33448.00
                                                        29301.00                       30400.00
                                                        27436.00                       28475.00
                                                        29557.00                       30685.00
                                                        29742.00                       30891.00
                                                        29005.00                       30140.00
                                                        28709.00                       29843.00
                                                        26900.00                       27977.00
                                                        24709.00                       25719.00
                                                        25175.00                       26210.00
                                                        27096.00                       28220.00
12/01                                                   27324.00                       28468.00
                                                        26911.00                       28053.00
                                                        26384.00                       27512.00
                                                        27366.00                       28547.00
                                                        25698.00                       26817.00
                                                        25494.00                       26620.00
                                                        23675.00                       24725.00
                                                        21821.00                       22799.00
                                                        21955.00                       22947.00
                                                        19562.00                       20455.00
                                                        21281.00                       22253.00
                                                        22521.00                       23561.00
12/02                                                   21190.00                       22178.00
                                                        20628.00                       21599.00
                                                        20312.00                       21275.00
                                                        20501.00                       21481.00
                                                        22193.00                       23249.00
                                                        23349.00                       24473.00
                                                        23635.00                       24786.00
                                                        24044.00                       25223.00
                                                        24501.00                       25714.00
                                                        24231.00                       25442.00
                                                        25593.00                       26879.00
                                                        25809.00                       27115.00
12/03                                                   27152.00                       28536.00

    --- INDEX IA                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $27,152 ending value                       $28,536 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

               1 YEAR   5 YEAR   10 YEAR
---------------------------------------------
Index IA       28.13%   -1.02%   10.50%
---------------------------------------------
Index IB(5)    27.81%   -1.23%   10.25%
---------------------------------------------
S&P 500 Index  28.67%   -0.57%   11.06%
---------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JULIET MURPHY, CFA, CPA
Investment Officer

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Index HLS Fund, Class IA returned 28.13% for the 12 months ended December 31, 2003. The Fund outperformed the Lipper S&P 500 Index Objective VA-UF Average, which returned 28.01%, over the same period. The Fund underperformed the S&P 500 Index, which returned 28.67% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund posted returns of 28.13% in 2003, its first positive return after three years of double-digit negative returns. The Fund led the benchmark by 2 basis points, the result of a cash receipt to settle a class action suit, which was not included in the benchmark.

Only three months posted negative returns in 2003 -- January, February, and September. In the beginning of the year, the market reacted strongly to any news out of the Middle East. The threat of a war with Iraq was very real, and days of new releases regarding Iraq and weapons inspections were the days that suffered the greatest losses. We recovered a bit in March, with a slight positive return, and from there on, it was smooth sailing for the year. Volatility declined throughout the year, and market movements were mostly results of geopolitical and economic news, though the market was much less sensitive to such news than it had been during the first few months of the year. April and May were very strong, with positive news out of Iraq, which is to say that U.S. casualties were lower than expected and it seemed that we were making progress. The next three months were slower, as the number of casualties climbed, and we weren't seeing the progress we had seen during the first few months of the war. Add to this the plunging dollar and continued employment weakness, and it would make sense that the market would take a breather for a few months. The month of September was disappointing, with news of mutual fund scandals and poor economic numbers; we saw the negative returns for the first time in seven months. October was strong, though, with improvements in the employment situation and strong earnings. We finished the year on a high note, with the market closing at over 1100 on 12/29 -- the first time it closed over this level since May 2002.

During 2002, dips in the market had been viewed as investors running for cover. In 2003, however, such dips were viewed more as opportunities to buy, and it seemed that even the bad news didn't keep investors disinterested for long. After the unprecedented bull market of the late 1990s, and the following three-year decline, it seemed that investors were ready to get involved again. Mutual fund inflows have increased over the last several months, but they are nowhere near the levels they were in the late 1990s. We believe they will continue to increase as the employment situation improves.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Looking ahead, we have a tough act to follow, after the gains in the last year. Although the late 1990s posted back-to-back gains, we considered that period to be an aberration. The likelihood of another strong year in stocks is low, especially after reviewing the stock market over the past 100 years. As we know, historical data can't be used to predict the future, but it is food for thought. Another concern for 2004 is the possibility of downward earnings revisions by analysts. With the economy gaining strength, analysts have been raising estimates for several quarters, and they appear to be continuing with that trend. Recall the crucial role that earnings estimates and revisions played in 2001 and 2002, as the market was falling. Downward revisions sent the market into a tailspin during that period, and such revisions in 2004 could hit investor psyche especially hard. Another concern is interest rates. It seems likely that investors will start to worry about inflation in the near future, so it isn't unreasonable to assume that the 10-year treasury yields will migrate to the 5.00%-5.25% range. The declining U.S. dollar could prompt foreign investors to demand higher compensation (higher interest rates) to offset the currency risk, and these increases in yields could put pressure on equity valuations, causing the market to soften. In summary, we believe the first half of 2004 will show gains, but beyond that, there are some factors that could cause the market to pull back during the second half.

 HARTFORD INDEX HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 99.5%
            AEROSPACE & DEFENSE -- 0.1%
      86    Raytheon Co. .....................................  $    2,575
                                                                ----------
            APPAREL & TEXTILE -- 0.1%
      26    Jones Apparel Group, Inc. ........................         916
      23    Liz Claiborne, Inc. ..............................         798
      22    V. F. Corp. ......................................         964
                                                                ----------
                                                                     2,678
                                                                ----------
            BANKS -- 13.0%
      72    AmSouth Bancorp...................................       1,773
     265    American Express Co. .............................      12,781
     113    BB&T Corp. .......................................       4,352
     230    Bank One Corp. ...................................      10,500
     306    Bank of America Corp. ............................      24,625
     159    Bank of New York Co., Inc. (The)..................       5,279
      48    Capital One Financial Corp. ......................       2,914
      46    Charter One Financial, Inc. ......................       1,584
   1,063    Citigroup, Inc. ..................................      51,592
      36    Comerica, Inc. ...................................       2,024
      38    Countrywide Credit Industries, Inc. ..............       2,877
     143    Federal Home Loan Mortgage Association............       8,361
     200    Federal National Mortgage Association.............      15,030
     117    Fifth Third Bancorp...............................       6,930
      26    First Tennessee National Corp. ...................       1,142
     217    Fleet Boston Financial Corp. .....................       9,485
      31    Golden West Financial Corp. ......................       3,234
      47    Huntington Bancshares, Inc. ......................       1,060
      86    KeyCorp. .........................................       2,532
     263    MBNA Corp. .......................................       6,542
      47    Marshall & Ilsley Corp. ..........................       1,786
      89    Mellon Financial Corp. ...........................       2,847
     420    Morgan (J.P.) Chase & Co. ........................      15,440
     125    National City Corp. ..............................       4,250
      31    North Fork Bancorp, Inc. .........................       1,267
      45    Northern Trust Corp. .............................       2,109
      57    PNC Financial Services Group......................       3,125
     *60    Providian Financial Corp. ........................         696
      46    Regions Financial Corp. ..........................       1,701
      93    SLM Corp. ........................................       3,499
      68    SouthTrust Corp. .................................       2,238
      69    State Street Corp. ...............................       3,586
      58    SunTrust Banks, Inc. .............................       4,150
      62    Synovus Financial Corp. ..........................       1,798
     397    U.S. Bancorp......................................      11,834
      39    Union Planters Corp. .............................       1,225
     273    Wachovia Corp. ...................................      12,707
     185    Washington Mutual, Inc. ..........................       7,433
     349    Wells Fargo Co. ..................................      20,527
      19    Zions Bancorp.....................................       1,135
                                                                ----------
                                                                   277,970
                                                                ----------
            BUSINESS SERVICES -- 0.8%
    *209    Cendant Corp. ....................................       4,648
     *96    Concord EFS, Inc. ................................       1,422
     *30    Convergys Corp. ..................................         515
      29    Equifax, Inc. ....................................         702
      17    Fluor Corp. ......................................         672

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            BUSINESS SERVICES  -- (CONTINUED)
      85    Interpublic Group of Cos., Inc. (The).............  $    1,333
     *23    Monster Worldwide, Inc. ..........................         509
      39    Omnicom Group, Inc. ..............................       3,421
      78    Paychex, Inc. ....................................       2,891
     *35    Robert Half International, Inc. ..................         824
                                                                ----------
                                                                    16,937
                                                                ----------
            CHEMICALS -- 1.5%
      47    Air Products & Chemicals, Inc. ...................       2,475
      23    Avery Dennison Corp. .............................       1,276
     190    Dow Chemical Co. (The)............................       7,882
     205    du Pont (E.I.) de Nemours & Co. ..................       9,425
      16    Eastman Chemical Co. .............................         631
      10    Great Lakes Chemical Corp. .......................         283
      19    International Flavors & Fragrances, Inc. .........         676
      54    Monsanto Co. .....................................       1,554
      35    PPG Industries, Inc. .............................       2,239
      67    Praxair, Inc. ....................................       2,561
      46    Rohm & Haas Co. ..................................       1,959
                                                                ----------
                                                                    30,961
                                                                ----------
            COMMUNICATIONS -- 4.6%
    *166    ADC Telecommunications, Inc. .....................         493
      64    ALLTEL Corp. .....................................       2,995
     163    AT&T Corp. .......................................       3,303
    *559    AT&T Wireless Services, Inc. .....................       4,468
     *32    Andrew Corp. .....................................         364
     *86    Avaya, Inc. ......................................       1,111
     381    BellSouth Corp. ..................................      10,775
     *98    CIENA Corp. ......................................         648
      30    CenturyTel, Inc. .................................         969
     *40    Comverse Technology, Inc. ........................         699
    *864    Lucent Technologies, Inc. ........................       2,454
     480    Motorola, Inc. ...................................       6,748
     *71    Network Appliance, Inc. ..........................       1,459
    *227    Nextel Communications, Inc., Class A..............       6,357
     165    QUALCOMM, Inc. ...................................       8,893
    *364    Qwest Communications International, Inc. .........       1,574
      36    Rockwell Collins, Inc. ...........................       1,094
     682    SBC Communications, Inc. .........................      17,783
      31    Scientific-Atlanta, Inc. .........................         854
    *213    Sprint Corp. -- PCS Group ........................       1,199
     186    Sprint Corp. -- FON Group ........................       3,058
     *86    Tellabs, Inc. ....................................         725
     569    Verizon Communications, Inc. .....................      19,959
                                                                ----------
                                                                    97,982
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 6.2%
     162    3M Co. ...........................................      13,751
     *75    Apple Computer, Inc. .............................       1,595
  *1,422    Cisco Systems, Inc. ..............................      34,550
    *528    Dell, Inc. .......................................      17,917
    *495    EMC Corp. ........................................       6,397
     *67    Gateway, Inc. ....................................         307
     628    Hewlett-Packard Co. ..............................      14,431
     354    International Business Machines Corp. ............      32,855
      71    International Game Technology.....................       2,546

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS  -- (CONTINUED)
            COMPUTERS & OFFICE EQUIPMENT  -- (CONTINUED)
     *41    Jabil Circuit, Inc. ..............................  $    1,166
     *27    Lexmark International, Inc. ......................       2,086
      48    Pitney Bowes, Inc. ...............................       1,957
    *172    Solectron Corp. ..................................       1,018
      48    Symbol Technologies, Inc. ........................         803
                                                                ----------
                                                                   131,379
                                                                ----------
            CONSTRUCTION -- 0.2%
      13    Centex Corp. .....................................       1,377
      10    Kaufman & Broad Home Corp. .......................         693
      13    Pulte Corp. ......................................       1,193
                                                                ----------
                                                                     3,263
                                                                ----------
            CONSUMER DURABLES -- 0.5%
    *274    Corning, Inc. ....................................       2,858
      19    Grainger (W.W.), Inc. ............................         891
      19    Johnson Controls, Inc. ...........................       2,157
      40    Leggett & Platt, Inc. ............................         855
      95    Masco Corp. ......................................       2,616
      56    Newell Rubbermaid, Inc. ..........................       1,286
      27    Visteon Corp. ....................................         281
                                                                ----------
                                                                    10,944
                                                                ----------
            CONSUMER NON-DURABLES -- 4.0%
      12    Alberto-Culver Co., Class B.......................         762
      23    AmerisourceBergen Corp. ..........................       1,297
      49    Avon Products, Inc. ..............................       3,290
      13    Brown-Forman Corp., Class B.......................       1,170
      89    Cardinal Health, Inc. ............................       5,453
      43    Clorox Co. (The)..................................       2,111
     111    Colgate-Palmolive Co. ............................       5,540
      59    Eastman Kodak Co. ................................       1,515
      53    Ecolab, Inc. .....................................       1,452
     208    Gillette Co. (The)................................       7,656
      36    Hasbro, Inc. .....................................         766
      89    Mattel, Inc. .....................................       1,707
      60    McKesson Corp. ...................................       1,931
     *56    Medco Health Solutions, Inc. .....................       1,892
     267    Procter & Gamble Co. (The)........................      26,681
     133    SYSCO Corp. ......................................       4,965
     *91    Safeway, Inc. ....................................       1,997
      28    Supervalu, Inc. ..................................         791
      30    Tiffany & Co. ....................................       1,365
    +412    Tyco International Ltd. ..........................      10,916
    *163    Xerox Corp. ......................................       2,252
                                                                ----------
                                                                    85,509
                                                                ----------
            CONSUMER SERVICES -- 0.2%
      35    Cintas Corp. .....................................       1,765
      37    H&R Block, Inc. ..................................       2,034
      13    Ryder System, Inc. ...............................         451
                                                                ----------
                                                                     4,250
                                                                ----------
            DRUGS -- 7.9%
     322    Abbott Laboratories...............................      15,012
    *266    Amgen, Inc. ......................................      16,423

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            DRUGS  -- (CONTINUED)
     *68    Biogen Idec, Inc. ................................  $    2,483
     400    Bristol-Myers Squibb Co. .........................      11,428
     *39    Chiron Corp. .....................................       2,205
     231    Eli Lilly & Co. ..................................      16,272
     *75    Forest Laboratories, Inc. ........................       4,654
     *46    Genzyme Corp. ....................................       2,280
     *50    King Pharmaceuticals, Inc. .......................         759
     *51    MedImmune, Inc. ..................................       1,295
     458    Merck & Co., Inc. ................................      21,180
   1,572    Pfizer, Inc. .....................................      55,550
     303    Schering-Plough Corp. ............................       5,265
      14    Sigma-Aldrich Corp. ..............................         819
     *22    Watson Pharmaceuticals, Inc. .....................       1,022
     274    Wyeth.............................................      11,646
                                                                ----------
                                                                   168,293
                                                                ----------
            EDUCATION -- 0.1%
     *36    Apollo Group, Inc. ...............................       2,468
                                                                ----------
            ELECTRICAL EQUIPMENT -- 0.8%
     *98    Agilent Technologies, Inc. .......................       2,866
      27    Allergan, Inc. ...................................       2,061
      43    Applera Corp. -- Applied Biosystems Group.........         888
      32    Danaher Corp. ....................................       2,905
     *40    KLA-Tencor Corp. .................................       2,351
     *10    Millipore Corp. ..................................         433
      26    PerkinElmer, Inc. ................................         445
      38    Rockwell Automation, Inc. ........................       1,368
      17    Tektronix, Inc. ..................................         550
     *39    Teradyne, Inc. ...................................       1,004
     *34    Thermo Electron Corp. ............................         845
     *25    Waters Corp. .....................................         829
                                                                ----------
                                                                    16,545
                                                                ----------
            ELECTRONICS -- 7.4%
     *72    Advanced Micro Devices, Inc. .....................       1,071
     *78    Altera Corp. .....................................       1,771
      41    American Power Conversion Corp. ..................       1,000
      76    Analog Devices, Inc. .............................       3,457
     *63    Applied Micro Circuits Corp. .....................         379
     *62    Broadcom Corp., Class A...........................       2,127
      19    Cooper Industries Ltd. ...........................       1,113
      87    Emerson Electric Co. .............................       5,615
   2,069    General Electric Co. .............................      64,090
   1,346    Intel Corp. ......................................      43,336
    *296    JDS Uniphase Corp. ...............................       1,079
     *78    LSI Logic Corp. ..................................         692
      64    Linear Technology Corp. ..........................       2,709
      68    Maxim Integrated Products, Inc. ..................       3,371
      16    Maytag Corp. .....................................         451
    *126    Micron Technology, Inc. ..........................       1,695
      39    Molex, Inc. ......................................       1,370
     *33    NVIDIA Corp. .....................................         777
     *38    National Semiconductor Corp. .....................       1,503
     *31    Novellus Systems, Inc. ...........................       1,320
     *36    PMC-Sierra, Inc. .................................         717
     *17    Power-One, Inc. ..................................         186
     *20    QLogic Corp. .....................................       1,006

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS  -- (CONTINUED)
            ELECTRONICS  -- (CONTINUED)
    *107    Sanmina-SCI Corp. ................................  $    1,344
     357    Texas Instruments, Inc. ..........................      10,477
      12    Thomas & Betts Corp. .............................         277
      14    Whirlpool Corp. ..................................       1,042
     *71    Xilinx, Inc. .....................................       2,732
                                                                ----------
                                                                   156,707
                                                                ----------
            ENERGY & SERVICES -- 5.7%
      18    Amerada Hess Corp. ...............................         983
      52    Anadarko Petroleum Corp. .........................       2,639
      33    Apache Corp. .....................................       2,710
      14    Ashland, Inc. ....................................         623
     *33    BJ Services Co. ..................................       1,170
      41    Burlington Resources, Inc. .......................       2,267
     220    ChevronTexaco Corp. ..............................      19,029
     140    Conoco, Inc. .....................................       9,197
      48    Devon Energy Corp. ...............................       2,743
      24    EOG Resources, Inc. ..............................       1,094
   1,362    Exxon Mobil Corp. ................................      55,835
      90    Halliburton Co. ..................................       2,346
      21    Kerr-McGee Corp. .................................         964
      64    Marathon Oil Corp. ...............................       2,115
     *30    Nabors Industries Ltd. ...........................       1,255
     *28    Noble Corp. ......................................         988
      79    Occidental Petroleum Corp. .......................       3,351
     *19    Rowan Cos., Inc. .................................         449
     121    Schlumberger Ltd. ................................       6,598
      16    Sunoco, Inc. .....................................         813
     *66    Transocean, Inc. .................................       1,583
      53    Unocal Corp. .....................................       1,966
                                                                ----------
                                                                   120,718
                                                                ----------
            FINANCIAL SERVICES -- 2.3%
      20    Bear Stearns Cos., Inc. (The).....................       1,614
     279    Charles Schwab Corp. (The)........................       3,309
      22    Federated Investors, Inc., Class B................         658
      52    Franklin Resources, Inc. .........................       2,693
      98    Goldman Sachs Group, Inc. (The)...................       9,636
      50    Janus Capital Group, Inc. ........................         814
      56    Lehman Brothers Holdings, Inc. ...................       4,323
     195    Merrill Lynch & Co., Inc. ........................      11,425
     223    Morgan Stanley Dean Witter & Co. .................      12,911
      38    Plum Creek Timber Co., Inc. ......................       1,148
      26    T Rowe Price Group, Inc. .........................       1,218
                                                                ----------
                                                                    49,749
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 5.0%
       8    Adolph Coors Co., Class B.........................         422
     418    Altria Group, Inc. ...............................      22,774
     168    Anheuser Busch Cos., Inc. ........................       8,842
     133    Archer-Daniels-Midland Co. .......................       2,028
      85    Campbell Soup Co. ................................       2,265
     505    Coca-Cola Co. (The)...............................      25,636
      94    Coca-Cola Enterprises, Inc. ......................       2,049
     111    ConAgra Foods, Inc. ..............................       2,918
      77    General Mills, Inc. ..............................       3,483

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            FOOD, BEVERAGE & TOBACCO  -- (CONTINUED)
      72    Heinz (H.J.) Co. .................................  $    2,640
     *23    Hercules, Inc. ...................................         279
      27    Hershey Foods Corp. ..............................       2,068
      84    Kellogg Co. ......................................       3,203
      29    McCormick & Co., Inc. ............................         861
      54    Pepsi Bottling Group, Inc. (The)..................       1,308
     354    PepsiCo, Inc. ....................................      16,488
      17    Reynolds (R.J.) Tobacco Holdings, Inc. ...........       1,012
     163    Sara Lee Corp. ...................................       3,536
      34    UST, Inc. ........................................       1,219
      46    Wrigley (W.M.) Jr. Co. ...........................       2,600
                                                                ----------
                                                                   105,631
                                                                ----------
            FOREST & PAPER PRODUCTS -- 0.9%
      11    Bemis Co., Inc. ..................................         549
      18    Boise Cascade Corp. ..............................         584
      52    Georgia-Pacific Corp. ............................       1,605
      99    International Paper Co. ..........................       4,269
     104    Kimberly-Clark Corp. .............................       6,142
     *22    Louisiana-Pacific Corp. ..........................         391
      41    MeadWestvaco Corp. ...............................       1,231
     *32    Pactiv Corp. .....................................         773
      11    Temple-Inland, Inc. ..............................         701
      45    Weyerhaeuser Co. .................................       2,897
                                                                ----------
                                                                    19,142
                                                                ----------
            HEALTH SERVICES -- 0.4%
     *16    Express Scripts, Inc. ............................       1,076
     102    HCA, Inc. ........................................       4,386
      49    Health Management Associates, Inc., Class A.......       1,186
      18    Manor Care, Inc. .................................         634
     *96    Tenet Healthcare Corp. ...........................       1,536
                                                                ----------
                                                                     8,818
                                                                ----------
            HOTELS & GAMING -- 0.2%
      78    Hilton Hotels Corp. ..............................       1,340
      48    Marriott International, Inc., Class A.............       2,200
      42    Starwood Hotels & Resorts Worldwide, Inc. ........       1,500
                                                                ----------
                                                                     5,040
                                                                ----------
            INSURANCE -- 5.5%
      60    Ace Ltd. .........................................       2,481
      31    Aetna, Inc. ......................................       2,124
     108    AFLAC, Inc. ......................................       3,923
     151    Allstate Corp. (The)..............................       6,496
      23    Ambac Financial Group, Inc. ......................       1,589
     560    American International Group, Inc. ...............      37,100
     *29    Anthem, Inc. .....................................       2,138
      65    Aon Corp. ........................................       1,547
      30    CIGNA Corp. ......................................       1,708
      40    Chubb Corp. (The).................................       2,743
      34    Cincinnati Financial Corp. .......................       1,442
     *33    Humana, Inc. .....................................         757
      30    Jefferson-Pilot Corp. ............................       1,509
      61    John Hancock Financial Services, Inc. ............       2,295
      38    Lincoln National Corp. ...........................       1,520
      40    Loews Corp. ......................................       1,968

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS  -- (CONTINUED)
            INSURANCE  -- (CONTINUED)
      31    MBIA, Inc. .......................................  $    1,833
      21    MGIC Investment Corp. ............................       1,205
     109    Marsh & McLennan Cos., Inc. ......................       5,231
     161    MetLife, Inc. ....................................       5,411
      68    Principal Financial Group (The)...................       2,259
      46    Progressive Corp. (The)...........................       3,871
     114    Prudential Financial, Inc. .......................       4,774
      30    SAFECO Corp. .....................................       1,157
      49    St. Paul Cos., Inc. (The).........................       1,942
      24    Torchmark Corp. ..................................       1,090
     216    Travelers Property Casualty Corp. -- Class B......       3,659
     121    UnitedHealth Group, Inc. .........................       7,032
      63    UnumProvident Corp. ..............................         987
     *31    Wellpoint Health Networks, Inc. ..................       3,039
      30    XL Capital Ltd., Class A..........................       2,288
                                                                ----------
                                                                   117,118
                                                                ----------
            MACHINERY -- 1.4%
     *15    American Standard Cos., Inc. .....................       1,511
    *343    Applied Materials, Inc. ..........................       7,693
      69    Baker Hughes, Inc. ...............................       2,218
      16    Black & Decker Corp. (The)........................         788
      72    Caterpillar, Inc. ................................       5,941
       9    Cummins, Inc. ....................................         428
      49    Deere (John) & Co. ...............................       3,217
      42    Dover Corp. ......................................       1,657
      16    Eaton Corp. ......................................       1,688
      36    Ingersoll Rand Co. ...............................       2,426
      26    Pall Corp. .......................................         690
      24    Parker-Hannifin Corp. ............................       1,452
      17    Stanley Works (The)...............................         632
                                                                ----------
                                                                    30,341
                                                                ----------
            MEDIA & ENTERTAINMENT -- 3.9%
     *14    American Greetings Corp. .........................         300
     127    Clear Channel Communications, Inc. ...............       5,938
    *464    Comcast Corp., Class A ...........................      15,244
      23    Donnelly (R.R.) & Sons Co. .......................         706
      17    Dow Jones & Co., Inc. ............................         837
      56    Gannett Co., Inc. ................................       4,976
      23    Harrah's Entertainment, Inc. .....................       1,131
      16    Knight-Ridder, Inc. ..............................       1,274
      39    McGraw-Hill Cos., Inc. (The)......................       2,758
      10    Meredith Corp. ...................................         506
      31    New York Times Co. (The), Class A.................       1,466
    *932    Time Warner, Inc. ................................      16,761
      64    Tribune Co. ......................................       3,322
    *+66    Univision Communications, Inc. ...................       2,635
     360    Viacom, Inc., Class B.............................      15,993
     421    Walt Disney Co. (The).............................       9,832
                                                                ----------
                                                                    83,679
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.4%
      11    Bard (C.R.), Inc. ................................         867
      11    Bausch & Lomb, Inc. ..............................         560
     126    Baxter International, Inc. .......................       3,836

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            MEDICAL INSTRUMENT & SUPPLIES  -- (CONTINUED)
      52    Becton, Dickinson & Co. ..........................  $    2,152
      53    Biomet, Inc. .....................................       1,918
    *169    Boston Scientific Corp. ..........................       6,205
      64    Guidant Corp. ....................................       3,858
     612    Johnson & Johnson.................................      31,591
     250    Medtronic, Inc. ..................................      12,139
     *36    St. Jude Medical, Inc. ...........................       2,181
      41    Stryker Corp. ....................................       3,494
     *50    Zimmer Holdings, Inc. ............................       3,509
                                                                ----------
                                                                    72,310
                                                                ----------
            METALS, MINERALS & MINING -- 1.3%
     178    Alcoa, Inc. ......................................       6,776
      17    Allegheny Technologies, Inc. .....................         220
      12    Ball Corp. .......................................         691
      12    Crane Co. ........................................         375
      26    Engelhard Corp. ..................................         773
      30    Fortune Brands, Inc. .............................       2,148
      38    Freeport-McMoRan Copper & Gold, Inc., Class B.....       1,585
      63    Illinois Tool Works, Inc. ........................       5,323
      89    Newmont Mining Corp. .............................       4,328
      16    Nucor Corp. ......................................         901
     *18    Phelps Dodge Corp. ...............................       1,402
      12    Snap-On, Inc. ....................................         387
      21    United States Steel Corp. ........................         746
      21    Vulcan Materials Co. .............................         995
      18    Worthington Industries, Inc. .....................         319
                                                                ----------
                                                                    26,969
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 0.4%
      19    Apartment Investment & Management Co., Class A....         669
      82    Equity Office Properties Trust....................       2,361
      57    Equity Residential Properties Trust...............       1,676
      37    Prologis..........................................       1,191
      39    Simon Property Group, Inc. .......................       1,826
                                                                ----------
                                                                     7,723
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 0.2%
      31    Moody's Corp. ....................................       1,854
     *21    Quest Diagnostics, Inc. ..........................       1,565
                                                                ----------
                                                                     3,419
                                                                ----------
            RETAIL -- 7.5%
      76    Albertson's, Inc. ................................       1,712
     *18    AutoZone, Inc. ...................................       1,558
     *57    AutoNation, Inc. .................................       1,042
     *61    Bed Bath & Beyond, Inc. ..........................       2,645
      67    Best Buy Co., Inc. ...............................       3,482
     *24    Big Lots, Inc. ...................................         342
      81    CVS Corp. ........................................       2,939
      43    Circuit City Stores Group.........................         437
     *94    Costco Wholesale Corp. ...........................       3,507
      34    Darden Restaurants, Inc. .........................         715
      17    Dillard's, Inc., Class A..........................         282

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS  -- (CONTINUED)
            RETAIL  -- (CONTINUED)
      69    Dollar General Corp. .............................  $    1,458
    *133    eBay, Inc. .......................................       8,597
      36    Family Dollar Stores, Inc. .......................       1,274
      37    Federated Department Stores, Inc. ................       1,757
     185    Gap, Inc. (The)...................................       4,284
     469    Home Depot, Inc. (The)............................      16,638
     *70    Kohl's Corp. .....................................       3,148
    *154    Kroger Co. (The)..................................       2,841
     106    Limited Brands, Inc. .............................       1,920
     162    Lowe's Cos., Inc. ................................       8,972
      59    May Department Stores Co. (The)...................       1,728
     262    McDonald's Corp. .................................       6,493
      28    Nordstrom, Inc. ..................................         973
     *65    Office Depot, Inc. ...............................       1,078
      56    Penney (J.C.) Co., Inc. ..........................       1,478
      34    RadioShack Corp. .................................       1,038
      52    Sears, Roebuck & Co. .............................       2,381
      30    Sherwin-Williams Co. (The)........................       1,044
    *102    Staples, Inc. ....................................       2,785
     *81    Starbucks Corp. ..................................       2,665
     104    TJX Cos., Inc. (The)..............................       2,286
     188    Target Corp. .....................................       7,211
     *44    Toys "R" Us, Inc. ................................         556
     892    Wal-Mart Stores, Inc. ............................      47,305
     211    Walgreen Co. .....................................       7,686
      23    Wendy's International, Inc. ......................         922
     +29    Winn-Dixie Stores, Inc. ..........................         290
     *61    YUM! Brands, Inc. ................................       2,083
                                                                ----------
                                                                   159,552
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 0.3%
      15    Cooper Tire & Rubber Co. .........................         326
     +36    Goodyear Tire & Rubber Co. (The)..................         284
      54    NIKE, Inc., Class B...............................       3,705
      12    Reebok International Ltd. ........................         479
     *18    Sealed Air Corp. .................................         950
      12    Tupperware Corp. .................................         210
                                                                ----------
                                                                     5,954
                                                                ----------
            SOFTWARE & SERVICES -- 6.1%
      48    Adobe Systems, Inc. ..............................       1,894
      23    Autodesk, Inc. ...................................         565
     123    Automatic Data Processing, Inc. ..................       4,853
     *47    BMC Software, Inc. ...............................         869
     *34    Citrix Systems, Inc. .............................         716
     119    Computer Associates International, Inc. ..........       3,262
     *39    Computer Sciences Corp. ..........................       1,708
     *79    Compuware Corp. ..................................         478
      10    Deluxe Corp. .....................................         432
     *61    Electronic Arts, Inc. ............................       2,934
      99    Electronic Data Systems Corp. ....................       2,430
     150    First Data Corp. .................................       6,172
     *40    Fiserv, Inc. .....................................       1,578
      49    IMS Health, Inc. .................................       1,226
     *41    Intuit, Inc. .....................................       2,164
     *19    Mercury Interactive Corp. ........................         905

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            SOFTWARE & SERVICES  -- (CONTINUED)
   2,228    Microsoft Corp. ..................................  $   61,347
     *20    NCR Corp. ........................................         757
     *77    Novell, Inc. .....................................         809
  *1,077    Oracle Corp. .....................................      14,214
     *55    Parametric Technology Corp. ......................         216
     *77    PeopleSoft, Inc. .................................       1,762
    *102    Siebel Systems, Inc. .............................       1,418
    *673    Sun Microsystems, Inc. ...........................       3,022
     *59    SunGard Data Systems, Inc. .......................       1,640
     *64    Symantec Corp. ...................................       2,200
     *68    Unisys Corp. .....................................       1,011
     *88    VERITAS Software Corp. ...........................       3,274
    *135    Yahoo!, Inc. .....................................       6,117
                                                                ----------
                                                                   129,973
                                                                ----------
            TRANSPORTATION -- 4.6%
     173    Boeing Co. (The)..................................       7,304
      19    Brunswick Corp. ..................................         602
      77    Burlington Northern Santa Fe Corp. ...............       2,475
      44    CSX Corp. ........................................       1,585
     130    Carnival Corp. ...................................       5,157
      31    Dana Corp. .......................................         561
     115    Delphi Corp. .....................................       1,179
      25    Delta Airlines, Inc. .............................         301
      61    FedEx Corp. ......................................       4,148
     377    Ford Motor Co. ...................................       6,036
      41    General Dynamics Corp. ...........................       3,683
     116    General Motors Corp. .............................       6,168
      36    Genuine Parts Co. ................................       1,191
      24    Goodrich Corp. ...................................         720
      62    Harley-Davidson, Inc. ............................       2,966
     178    Honeywell International, Inc. ....................       5,939
      19    ITT Industries, Inc. .............................       1,409
      93    Lockheed Martin Corp. ............................       4,774
     *14    Navistar International Corp. .....................         676
      80    Norfolk Southern Corp. ...........................       1,902
      38    Northrop Grumman Corp. ...........................       3,607
      24    PACCAR, Inc. .....................................       2,046
      30    Sabre Holdings Corp. .............................         638
     162    Southwest Airlines Co. ...........................       2,617
      28    Textron, Inc. ....................................       1,597
      53    Union Pacific Corp. ..............................       3,655
     232    United Parcel Service, Inc. ......................      17,266
      97    United Technologies Corp. ........................       9,190
                                                                ----------
                                                                    99,392
                                                                ----------
            UTILITIES -- 3.0%
    *128    AES Corp. (The)...................................       1,212
     *26    Allegheny Energy, Inc. ...........................         334
     *66    Allied Waste Industries, Inc. ....................         916
      33    Ameren Corp. .....................................       1,539
      81    American Electric Power Co., Inc. ................       2,482
      33    CMS Energy Corp. .................................         283
    *+85    Calpine Corp. ....................................         409
      63    Centerpoint Energy, Inc. .........................         611
      37    Cinergy Corp. ....................................       1,425
     *59    Citizens Communications Co. ......................         728

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS  -- (CONTINUED)
            UTILITIES  -- (CONTINUED)
      46    Consolidated Edison, Inc. ........................  $    1,997
      34    Constellation Energy Group, Inc. .................       1,351
      35    DTE Energy Co. ...................................       1,366
      67    Dominion Resources, Inc. .........................       4,267
     187    Duke Energy Corp. ................................       3,824
      78    Dynegy Inc., Class A..............................         333
     *67    Edison International..............................       1,472
     125    El Paso Corp. ....................................       1,026
      47    Entergy Corp. ....................................       2,691
      67    Exelon Corp. .....................................       4,471
      38    FPL Group, Inc. ..................................       2,478
      68    FirstEnergy Corp. ................................       2,391
      33    KeySpan Corp. ....................................       1,207
      25    Kinder Morgan, Inc. ..............................       1,501
       9    NICOR, Inc. ......................................         308
      54    NiSource, Inc. ...................................       1,187
     *85    PG&E Corp. .......................................       2,373
      37    PPL Corp. ........................................       1,597
       8    Peoples Energy Corp. .............................         320
      19    Pinnacle West Capital Corp. ......................         751
      50    Progress Energy, Inc. ............................       2,285
      48    Public Service Enterprise Group, Inc. ............       2,121
      47    Sempra Energy.....................................       1,402
     151    Southern Co. (The)................................       4,562
     +39    TECO Energy, Inc. ................................         558
      67    TXU Corp. ........................................       1,583
     120    Waste Management, Inc. ...........................       3,552
     107    Williams Cos., Inc. (The).........................       1,049
      82    Xcel Energy, Inc. ................................       1,396
                                                                ----------
                                                                    65,358
                                                                ----------
            Total common stocks...............................  $2,119,347
                                                                ==========
SHORT-TERM SECURITIES -- 1.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.4%
   8,871    Boston Global Investment Trust....................  $    8,871
                                                                ----------
PRINCIPAL
 AMOUNT
 -------
            REPURCHASE AGREEMENTS -- 1.1%
 $22,860    Joint Repurchase Agreement (See Note 2(d)) 0.84%
              due 01/02/04....................................      22,860
                                                                ----------
            U.S. TREASURY BILLS -- 0.1%
   1,800    0.84% due 03/18/04................................       1,797
     525    0.84% due 03/18/04................................         524
                                                                ----------
                                                                     2,321
                                                                ----------
            Total short-term securities.......................  $   34,052
                                                                ==========

                                                              MARKET
                                                             VALUE #
                                                            ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,953,628).............   99.5%  $2,119,347
Total short-term securities (cost $34,052)........    1.6       34,052
                                                    -----   ----------
Total investment in securities (total cost
  $1,987,680) -- including $8,575 of securities
  loaned (See Note 2(h))..........................  101.1    2,153,399
Cash, receivables and other assets................    0.1        3,019
Payable for securities purchased..................   (0.7)     (14,647)
Payable for Fund shares redeemed..................   (0.1)      (2,405)
Securities lending collateral payable to brokers
  (See Note 2(h)).................................   (0.4)      (8,871)
Other liabilities.................................   (0.0)        (105)
                                                    -----   ----------
Net assets........................................  100.0%  $2,130,390
                                                    =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 4,000,000
  shares authorized; 72,006 shares outstanding......  $       72
Paid in capital.....................................   1,965,154
Accumulated net investment income...................       1,722
Accumulated net realized loss on investments........      (2,595)
Unrealized appreciation on investments..............     165,719
Unrealized appreciation on futures contracts ++.....         318
                                                      ----------
Net assets..........................................  $2,130,390
                                                      ==========

Class IA
  Net asset value per share ($1,934,490 / 65,362 shares
    outstanding) (3,500,000 shares authorized).........  $29.60
                                                         ======
Class IB
  Net asset value per share ($195,900 / 6,644 shares
    outstanding) (500,000 shares authorized)...........  $29.49
                                                         ======

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(h)).

   ++ The Fund had 49 Standard & Poor's 500 March 2004 Futures contracts open as of December 31, 2003. These contracts had a value of $13,605 as of December 31, 2003 and were collateralized by various U.S. Treasury Bills with a market value of $2,321.

The accompanying notes are an integral part of this financial statement.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD
                                                                INDEX
                                                              HLS FUND
                                                              ---------
INVESTMENT INCOME:
  Dividends.................................................  $ 31,995
  Interest..................................................       884
  Securities lending........................................        35
                                                              --------
    Total investment income (loss)..........................    32,914
                                                              --------
EXPENSES:
  Investment advisory fees..................................     3,587
  Administrative services fees..............................     3,587
  Accounting services.......................................       359
  Board of Directors fees...................................        21
  Custodian fees, gross.....................................        41
  Distribution Fees -- Class IB.............................       307
  Other expenses............................................       277
                                                              --------
    Total expenses (before offsets).........................     8,179
                                                              --------
  Expenses paid indirectly (See Note 3(d))..................         8
  Custodian fees offset (See Note 3(d)).....................        --
                                                              --------
    Total expenses net......................................     8,171
                                                              --------
  Net investment income (loss)..............................    24,743
                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................     3,345
  Net realized gain (loss) on futures contracts.............     2,949
  Net unrealized appreciation (depreciation) on
    securities..............................................   424,703
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................       609
                                                              --------
  Net realized and unrealized gain (loss) on investments....   431,606
                                                              --------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $456,349
                                                              ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       HARTFORD INDEX
                                                                          HLS FUND
                                                              ---------------------------------
                                                                FOR THE              FOR THE
                                                               YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2003                 2002
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................   $   24,743           $   21,815
  Net realized gain (loss) on investments...................        6,294                2,513
  Net unrealized appreciation (depreciation) on
    investments.............................................      425,312             (524,681)
                                                               ----------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      456,349             (500,353)
                                                               ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (23,630)             (19,562)
    Class IB................................................       (2,050)                (725)
  From net realized gain on investments
    Class IA................................................       (5,282)             (71,573)
    Class IB................................................         (445)              (2,010)
                                                               ----------           ----------
    Total distributions.....................................      (31,407)             (93,870)
                                                               ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      (12,663)             154,200
    Class IB................................................       96,019               39,698
                                                               ----------           ----------
  Net increase (decrease) from capital share transactions...       83,356              193,898
                                                               ----------           ----------
  Net increase (decrease) in net assets.....................      508,298             (400,325)
NET ASSETS:
  Beginning of period.......................................    1,622,092            2,022,417
                                                               ----------           ----------
  End of period.............................................   $2,130,390           $1,622,092
                                                               ==========           ==========
  Accumulated net investment income (loss)..................   $    1,722           $    2,680
                                                               ==========           ==========

 HARTFORD INDEX HLS FUND

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2003
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     Hartford Index HLS Fund (The Fund) is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission
     (SEC) under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund is a component of The Hartford HLS Mutual Funds (the "HLS Funds").

     The Fund serves as the underlying investment vehicle for certain variable annuity and variable life insurance separate account contracts of First Fortis Life Insurance Company (collectively, The Company).

     The Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class the Fund based on the ratio of prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Fund, which are in accordance with accounting principles generally accepted in the United States:

     a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation and Investment Income -- Equity securities are valued at the last sales price reported on the principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. In the Fund, short-term investments with maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

         The Fund uses market prices in valuing portfolio securities, but may use fair value estimates, under procedures established by the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The Fund is supplied with information from an unaffiliated third party with respect to the fair value of foreign securities. Price movements in future contracts and ADRs, and various other indices may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

         Securities for which prices are not available from an independent pricing service, but where an active marker exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system.

         Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

     c) Foreign Currency Transactions -- The accounting records of the Fund is maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

         The Fund, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), have interests in a joint repurchase agreement dated 12/31/04 each maturing 01/02/04 with the following brokers: $180,326 UBS Warburg, 0.84%; and $150,000 RBS Greenwich Capital Markets, 0.84%. These joint repurchase agreements are collateralized by $336,910 U.S. Treasury Bonds 6.250%-13.250% due 11/15/09-05/15/30. The maturity amount for the
         Hartford Index HLS Fund is $22,861.

     c) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2003, there are no joint trading accounts.

     e) Futures, Options on Futures and Options Transactions -- The Fund may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Fund enters into such contracts, it is required to deposit with its custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Fund's Board of Directors.

         At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position which, would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

         The use of futures contracts involve elements of market, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Change in the value of the futures contracts may decrease the effectiveness of a Fund's strategies and potentially result in loss.

         The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Fund may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise of close out, are marked-to-market net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received. The Fund had no written option activity for the year ended December 31, 2003.

     g) Indexed Securities -- The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund uses these securities to increase or decrease it's exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     h) Securities Lending -- The Fund may lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. The loans are collateralized at all times with cash with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of December 31, 2003, the market value of the securities loaned was $8,575 and the market value of the collateral was $8,871.

     i) Federal Income Taxes -- For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     j) Fund Share Valuation and Distributions to Shareholders -- Orders for the Fund's shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date. Interest income and expenses are accrued on a daily basis. The net asset value of the Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of the Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Fund's Board of Directors based upon the investment performance of the Fund. The policy of the fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carry forwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations.

         Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts. (see
         Note 5)

     k) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities and Other Investments -- Each HLS Fund is permitted to invest in illiquid securities or other investments. An HLS Fund will not, however, acquire illiquid securities or investments in 15% of its net assets would consist of such securities or other investments. "Illiquid" securities of investments are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the same price used to determine a HLS Fund's net asset value. An HLS Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are illiquid. Illiquid securities and investments also may be more difficult to value do to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. Each HLS Fund may purchase certain restricted securities (known as 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

         Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions);
         (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable. The Fund had no restricted securities as of December 31, 2003.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Fund pursuant to investment management agreements approved by the Fund's Board of Directors and shareholders. The rate of compensation paid to HL Advisors for services rendered was 0.20% per annum based on the average daily net assets of the Fund.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and the Fund, HL provides administrative services to the Fund and receives monthly compensation at the annual rate of 0.20% of the Fund's average daily net assets. The Fund assumes and pays certain other expenses (including, but not limited to, accounting, custody, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

         Accounting Services Agreement -- Under the Fund Accounting Agreement between HL and the Fund, HL provides accounting services to the Fund and receives monthly compensation at the annual rate of 0.02% of the Fund's average daily net assets.

     c) Operating Expenses -- Allocable expenses of the Fund are charged to the Fund based on the ratio of the average net assets of the Fund to the combined average net assets of the HLS Funds. Non-allocable expenses are charged to the Fund based on specific identification.

     d) Expense Offset -- The Fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's operating expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $8 and $0, respectively. The total expense reduction represented an effective annual rate of 0.00% of the Fund's average net assets.

     e) Distribution Plan for Class IB shares -- The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, the Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distribution Plan provides that the Fund pay annually 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares.

         Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   INVESTMENT TRANSACTIONS:

     For the year ended December 31, 2003, the Fund's aggregate purchases amounted to a cost of $137,567 and the sale of investment securities amounted to proceeds of $49,415.

5.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Fund has recorded reclassification in its capital account. This reclassification had no impact on the net asset value per share of the Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2003, the Fund recorded a reclassification of $(21) to accumulated net investment income (loss) and a reclassification of $21 to accumulated net realized gain (loss) on investments.

TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

     As of December 31, 2003, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                      AGGREGATE       AGGREGATE
                                                                        GROSS           GROSS        NET UNREALIZED
                                                                      UNREALIZED      UNREALIZED     APPRECIATION/
        FUND                                             TAX COST    APPRECIATION    DEPRECIATION    (DEPRECIATION)
        ----                                            ----------   ------------   --------------   --------------
        Hartford Index HLS Fund, Inc. ................  $1,997,362     $452,189       $(296,152)        $156,037

6.   DISTRIBUTIONS TO SHAREHOLDERS:

     The tax character of distributions paid by the Fund during 2003 was $25,680 from ordinary income and $ 5,727 from long-term capital gains.

     The tax character of distributions paid by the Fund during 2002 was $20,349 from ordinary income and $ 73,521 from long-term capital gains.

     As of December 31, 2003, the Fund's components of distributable earnings on a tax basis were undistributed ordinary income of $3,096, undistributed long-term capital gain of $6,030, and undistributed unrealized appreciation of $156,037.

7.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the year ended December 31, 2003:

                                                                        CLASS IA                   CLASS IB
                                                                ------------------------   ------------------------
                       HARTFORD INDEX HLS FUND                    SHARES       AMOUNT        SHARES       AMOUNT
                       -----------------------                  ----------   -----------   ----------   -----------
        Shares sold...........................................      10,924   $   286,041        4,144   $   107,088
        Shares issued on reinvestment of distributions........       1,001        28,912           87         2,495
        Shares redeemed.......................................     (12,780)     (327,616)        (529)      (13,564)
                                                                ----------   -----------   ----------   -----------
        Net Increase (Decrease)...............................        (855)  $   (12,663)       3,702   $    96,019
                                                                ==========   ===========   ==========   ===========

     The following information is for the year ended December 31, 2002:

                                                                        CLASS IA                   CLASS IB
                                                                ------------------------   ------------------------
                       HARTFORD INDEX HLS FUND                    SHARES       AMOUNT        SHARES       AMOUNT
                       -----------------------                  ----------   -----------   ----------   -----------
        Shares sold...........................................      67,923   $   229,511       14,140   $    46,598
        Shares issued in merger...............................      97,999       293,220           --            --
        Shares issued on reinvestment of distributions........      28,220        91,135          801         2,735
        Shares redeemed.......................................    (156,348)     (459,666)      (3,519)       (9,635)
        Shares issued in 1 for 10 stock split.................    (592,800)           --      (22,984)           --
                                                                ----------   -----------   ----------   -----------
        Net Increase (Decrease)...............................    (555,006)  $   154,200      (11,562)  $    39,698
                                                                ==========   ===========   ==========   ===========

8.   LINE OF CREDIT:

     The Fund participates in a $550,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires an eight basis fee to be paid, to State Street Bank, based on the amount of the commitment, which has not been utilized. For the year ended December 31, 2003, the Fund did not have any borrowings under this facility.

9.   REVERSE STOCK SPLIT:

     On November 22, 2002, a reverse stock split was declared for Hartford Index HLS Fund at a one to ten ratio.

10. FUND MERGERS

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2002: At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis S&P 500 Index Series ("the Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

     Fortis S&P 500 Index Series merged into Hartford Index HLS Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of the Fund, the assets of the Fund were acquired by the Hartford Index HLS Fund on April 30, 2002. The Hartford Index HLS Fund acquired the Fund's assets in exchange for the Hartford Index HLS Fund shares, which were distributed pro rata the Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD INDEX HLS FUND, INC.                                  CLASS IA    CLASS IB
        -----------------------------                                 ----------   --------
        Net assets of Fortis S&P 500 on April 30, 2002..............  $  293,220   $     --
        Fortis S&P 500 Index shares exchanged.......................      19,110         --
        Hartford Index shares issued................................      97,999         --
        Net assets of Hartford Index immediately before the
          merger....................................................  $1,846,941   $ 54,976
        Net assets of Hartford Index immediately after the merger...  $2,140,161   $ 54,976

     The Fortis S&P 500 Index Series had unrealized depreciation of $20,814 and capital stock of $293,220 as of April 30, 2002.

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA(4) --
                                                   -------------------------------------------------------------------
                                                                              NET REALIZED
                                                                                  AND
                                                   NET ASSET       NET         UNREALIZED       TOTAL       DIVIDENDS
                                                   VALUE AT     INVESTMENT        GAIN           FROM        FROM NET
                                                   BEGINNING      INCOME       (LOSS) ON      INVESTMENT    INVESTMENT
                                                   OF PERIOD      (LOSS)      INVESTMENTS     OPERATIONS      INCOME
                                                   ---------    ----------    ------------    ----------    ----------
HARTFORD INDEX HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................  $ 23.46       $ 0.36         $ 6.23         $ 6.59        $(0.37)
   Class IB.......................................    23.39         0.31           6.19           6.50         (0.32)
   For the Year Ended December 31, 2002
   Class IA.......................................    31.81(3)      0.32(3)       (8.29)(3)      (7.97)(3)     (0.28)(3)
   Class IB.......................................    31.75(3)      0.28(3)       (8.30)(3)      (8.02)(3)     (0.24)(3)
   For the Year Ended December 31, 2001
   Class IA.......................................    37.25(3)      0.31(3)       (4.87)(3)      (4.56)(3)     (0.29)(3)
   Class IB.......................................    37.20(3)      0.30(3)       (4.91)(3)      (4.61)(3)     (0.25)(3)
   For the Year Ended December 31, 2000
   Class IA.......................................    41.89(3)      0.30(3)       (4.24)(3)      (3.94)(3)     (0.31)(3)
   Class IB.......................................    41.89(3)      0.37(3)       (4.39)(3)      (4.02)(3)     (0.28)(3)
   For the Year Ended December 31, 1999
   Class IA.......................................    35.70(3)      0.34(3)        6.85(3)        7.19(3)      (0.40)(3)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB.......................................    39.22(3)      0.04(3)        2.98(3)        3.02(3)      (0.32)(3)

                                                                  -- SELECTED PER-SHARE DATA(4) --
                                                    ----------------------------------------------

                                                                     DISTRIBUTIONS
                                                      DIVIDENDS          FROM
                                                     IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                                    NET INVESTMENT     GAINS ON          FROM
                                                        INCOME        INVESTMENTS       CAPITAL
                                                    --------------   -------------   -------------
HARTFORD INDEX HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................      $   --          $ (0.08)        $   --
   Class IB.......................................          --            (0.08)            --
   For the Year Ended December 31, 2002
   Class IA.......................................          --(3)         (0.10)(3)         --(3)
   Class IB.......................................          --(3)         (0.10)(3)         --(3)
   For the Year Ended December 31, 2001
   Class IA.......................................          --(3)         (0.59)(3)         --(3)
   Class IB.......................................          --(3)         (0.59)(3)         --(3)
   For the Year Ended December 31, 2000
   Class IA.......................................          --(3)         (0.39)(3)         --(3)
   Class IB.......................................          --(3)         (0.39)(3)         --(3)
   For the Year Ended December 31, 1999
   Class IA.......................................          --(3)         (0.60)(3)         --(3)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB.......................................          --(3)         (0.03)(3)         --(3)

---------------
 (1) Annualized.
 (2) Not annualized.
 (3) Per shares amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002. (See Note 11(a)).
 (4) Information presented relates to a share of capital stock outstanding for the indicated period.
 (5) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (6) Returns include the Fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------

                                                                                     RATIO OF
                    NET INCREASE                                   NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                     AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT        TOTAL          PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN(6)    (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ----------   ---------------   -------------
       $ (0.45)        $ 6.14          $29.60          28.13%      $ 1,934,490         0.44%
         (0.40)          6.10           29.49          27.81           195,900         0.69
         (0.38)(3)      (8.35)(3)       23.46(3)      (22.45)        1,553,260         0.44
         (0.34)(3)      (8.36)(3)       23.39(3)      (22.63)           68,832         0.67
         (0.88)(3)      (5.44)(3)       31.81(3)      (12.31)        1,976,361         0.43
         (0.84)(3)      (5.45)(3)       31.75(3)      (12.47)           46,056         0.61
         (0.70)(3)      (4.64)(3)       37.25(3)       (9.50)        2,387,000         0.43
         (0.67)(3)      (4.69)(3)       37.20(3)       (9.66)           16,272         0.61
         (1.00)(3)       6.19(3)        41.89(3)       20.49         2,581,436         0.43
         (0.35)(3)       2.67(3)        41.89(3)        7.73(2)             11         0.61(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(5)
     --------------   ----------   ---------
          0.44%          1.40%          3%
          0.69           1.15           3
          0.44           1.18          15
          0.69           0.95          15
          0.43           0.91           5
          0.68           0.73           5
          0.43           0.75           7
          0.68           0.57           7
          0.43           0.95           3
          0.68(1)        0.77(1)        3

 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

 TO THE SHAREHOLDERS OF THE HARTFORD INDEX HLS FUND AND BOARD OF DIRECTORS OF HARTFORD SERIES FUND, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statement of net assets of the Hartford Index HLS Fund (one of the portfolios comprising Hartford Series Fund, Inc.) (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 6, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hartford HLS Index Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

 HARTFORD SERIES FUND, INC.

 DIRECTOR AND OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Board of Directors ("Board") is responsible for overall management of the Fund. The Board may exercise all powers of the Fund, except those powers that are conferred solely upon or reserved to the shareholders. The following table provides information about the Fund's directors and officers. The business address for all directors and officers is c/o Hartford Series Fund, Inc., P.O. Box 2999, Hartford, CT 06104-2999, except for Tamara L. Fagely and Robert W. Beltz, Jr., whose business address is 500 Bielenberg Dr., Woodbury, MN 55125.
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------

                                             TERM OF
                          POSITION HELD    OFFICE* AND
                             WITH THE       LENGTH OF             PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       TIME SERVED              DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
LYNN S. BIRDSONG          Director            2003      From 1979 to 2002, Mr. Birdsong was a
(age 57)                                                managing director of Zurich Scudder
                                                        Investments, an investment management firm.
                                                        In 2003, Mr. Birdsong became an independent
                                                        director of the Atlantic Whitehall Funds
                                                        and The Japan Fund; during his employment
                                                        with Scudder, he was an interested director
                                                        of The Japan Fund. Since 1981, Mr. Birdsong
                                                        has been a partner in Birdsong Company, an
                                                        advertising specialty firm. He is also a
                                                        Director of Hartford HLS Series Fund II,
                                                        Inc., The Hartford Mutual Funds, Inc., The
                                                        Hartford Mutual Funds II, Inc. and The
                                                        Hartford Income Shares Fund, Inc.
---------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN       Director           1995(1)    Ms. Coleman has served as President of
(age 71)                                                Saint Joseph College since 1991 and
                                                        President of Cashel House, Ltd. (retail)
                                                        since 1985. She is also a Director of
                                                        Hartford HLS Series Fund II, Inc., The
                                                        Hartford Mutual Funds, Inc., The Hartford
                                                        Mutual Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.
---------------------------------------------------------------------------------------------------
ROBERT M. GAVIN           Director            2002      Dr. Gavin is an educational consultant.
(age 63)                                                Prior to September 1, 2001, he was
                                                        President of Cranbrook Education Community;
                                                        and prior to July 1996, he was President of
                                                        Macalester College, St. Paul, Minnesota. He
                                                        is also a Director of Hartford HLS Series
                                                        Fund II, Inc., The Hartford Mutual Funds,
                                                        Inc., The Hartford Mutual Funds II, Inc.
                                                        and The Hartford Income Shares Fund, Inc.
---------------------------------------------------------------------------------------------------
DUANE E. HILL             Director            2001      Mr. Hill is Partner Emeritus and a founding
(age 58)                                                partner of TSG Capital Group, a private
                                                        equity investment firm that serves as
                                                        sponsor and lead investor in leveraged
                                                        buyouts of middle market companies. Mr.
                                                        Hill is also a Partner of TSG Ventures
                                                        L.P., a private equity investment company
                                                        that invests primarily in minority-owned
                                                        small businesses. He is also a Director of
                                                        Hartford HLS Series Fund II, Inc., The
                                                        Hartford Mutual Funds, Inc., The Hartford
                                                        Mutual Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.
---------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------
                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
LYNN S. BIRDSONG               72        N/A
(age 57)

---------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN            72        N/A
(age 71)

---------------------------------------------------------------------------------------------------
ROBERT M. GAVIN                72        Dr. Gavin is a
(age 63)                                 Director of Systems
                                         & Computer
                                         Technology
                                         Corporation.

---------------------------------------------------------------------------------------------------
DUANE E. HILL                  72        N/A
(age 58)

---------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------

                                             TERM OF
                          POSITION HELD    OFFICE* AND
                             WITH THE       LENGTH OF             PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       TIME SERVED              DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON       Director            2002      Mr. Peterson is a mutual fund industry
(age 59)                                                consultant. He was a partner of KPMG LLP
                                                        until July 1999. In January 2004, Mr.
                                                        Peterson was appointed independent
                                                        president of the Strong Mutual Funds. He is
                                                        also a Director of Hartford HLS Series Fund
                                                        II, Inc., The Hartford Mutual Funds, Inc.,
                                                        The Hartford Mutual Funds II, Inc. and The
                                                        Hartford Income Shares Fund, Inc.
---------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.     Director           1977(1)    Mr. Pryor has served as Managing Director
(age 70)                                                of Pryor & Clark Company (real estate
                                                        investment), Hartford, Connecticut, since
                                                        June 1992. He is also a Director of
                                                        Hartford HLS Series Fund II, Inc., The
                                                        Hartford Mutual Funds, Inc., The Hartford
                                                        Mutual Funds II, Inc., and The Hartford
                                                        Income Shares Fund, Inc.
---------------------------------------------------------------------------------------------------
THOMAS M. MARRA(2)        Director and        2002      Mr. Marra is President and Chief Operating
(age 45)                  Chairman of                   Officer of Hartford Life, Inc. He is also a
                          the Board                     member of the Board of Directors and a
                                                        member of the Office of the Chairman for
                                                        The Hartford Financial Services Group, Inc.
                                                        ("The Hartford"), the parent company of
                                                        Hartford Life. Mr. Marra was named
                                                        President of Hartford Life in 2001 and COO
                                                        in 2000, and served as Director of Hartford
                                                        Life's Investment Products Division from
                                                        1998 to 2000. He was head of the company's
                                                        Individual Life and Annuities Division from
                                                        1994 to 1998 after being promoted to Senior
                                                        Vice President in 1994 and to Executive
                                                        Vice President in 1996. Mr. Marra is also a
                                                        Managing Member and President of Hartford
                                                        Investment Financial Services, LLC
                                                        ("HIFSCO") and HL Investment Advisors LLC
                                                        ("HL Advisors"). He is also a Director and
                                                        Chairman of the Board of Hartford HLS
                                                        Series Fund II, Inc., The Hartford Mutual
                                                        Funds, Inc., The Hartford Mutual Funds II,
                                                        Inc. and The Hartford Income Shares Fund,
                                                        Inc.
---------------------------------------------------------------------------------------------------
LOWNDES A. SMITH(2)       Director            1996      Mr. Smith served as Vice Chairman of The
(age 64)                                                Hartford from February 1997 to January
                                                        2002, as President and Chief Executive
                                                        Officer of Hartford Life, Inc. from
                                                        February 1997 to January 2002, and as
                                                        President and Chief Operating Officer of
                                                        The Hartford Life Insurance Companies from
                                                        January 1989 to January 2002. Mr. Smith is
                                                        also a Director of Hartford HLS Series Fund
                                                        II, Inc., The Hartford Mutual Funds, Inc.,
                                                        The Hartford Mutual Funds II, Inc. and The
                                                        Hartford Income Shares Fund, Inc.
---------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------
                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
PHILLIP O. PETERSON            72        N/A
(age 59)

---------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.          72        Mr. Pryor is a
(age 70)                                 Director of Infodata
                                         Systems, Inc.
                                         (software company)
                                         and CompuDyne
                                         Corporation
                                         (security products
                                         and services) and
                                         August Financial
                                         Holding Company
                                         (advisory services).
---------------------------------------------------------------------------------------------------
THOMAS M. MARRA(2)             72        Mr. Marra is a
(age 45)                                 member of the Board
                                         of Directors of The
                                         Hartford.

---------------------------------------------------------------------------------------------------
LOWNDES A. SMITH(2)            72        N/A
(age 64)

---------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------

                                             TERM OF
                          POSITION HELD    OFFICE* AND
                             WITH THE       LENGTH OF             PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       TIME SERVED              DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI(2)  President and       1999      Mr. Znamierowski currently serves as
(age 43)                  Director                      President of Hartford Investment Management
                                                        Company ("Hartford Investment"), Senior
                                                        Vice President for Hartford Life, Inc., and
                                                        Senior Vice President and Chief Investment
                                                        Officer for Hartford Life Insurance
                                                        Company. Mr. Znamierowski is also a
                                                        Managing Member and Senior Vice President
                                                        of HIFSCO and HL Advisors. Mr. Znamierowski
                                                        is Group Senior Vice President and Chief
                                                        Investment Officer for The Hartford. In
                                                        addition, he serves as President and
                                                        Director of The Hartford Mutual Funds, Inc.
                                                        and as President of Hartford HLS Series
                                                        Fund II, Inc., The Hartford Mutual Funds
                                                        II, Inc. and The Hartford Income Shares
                                                        Fund, Inc.
---------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.      Vice President      2002      Mr. Beltz currently serves as Vice
(age 54)                                                President Securities Operations of Hartford
                                                        Administrative Services Company ("HASCO").
                                                        Since December 2001, he has served as
                                                        Assistant Vice President of Hartford Life
                                                        Insurance Company. In addition, he is Vice
                                                        President of Hartford HLS Series Fund II,
                                                        Inc., The Hartford Mutual Funds, Inc., The
                                                        Hartford Mutual Funds II, Inc. and The
                                                        Hartford Income Shares Fund, Inc.
---------------------------------------------------------------------------------------------------
KEVIN J. CARR             Vice President      1996      Mr. Carr has served as The Hartford's
(age 49)                  and Secretary                 Assistant General Counsel since 1999,
                                                        Counsel since November 1996 and Associate
                                                        Counsel since November 1995. Mr. Carr is
                                                        also Vice President and Assistant Secretary
                                                        of HL Advisors and HIFSCO and Assistant
                                                        Secretary of Hartford Investment. He is
                                                        also Vice President and Secretary of
                                                        Hartford HLS Series Fund II, Inc., The
                                                        Hartford Mutual Funds, Inc., The Hartford
                                                        Mutual Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.
---------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.   Vice President      2002      Mr. Davison is a Managing Director and
(age 46)                                                Director of the Funds Management Group of
                                                        Hartford Investment. Mr. Davison is also a
                                                        Senior Vice President of HIFSCO and HL
                                                        Advisors. In addition, he serves as Vice
                                                        President of Hartford HLS Series Fund II,
                                                        Inc., The Hartford Mutual Funds, Inc., The
                                                        Hartford Mutual Funds II, Inc. and The
                                                        Hartford Income Shares Fund, Inc.
---------------------------------------------------------------------------------------------------
TAMARA L. FAGELY          Vice President      2002      Ms. Fagely has been Vice President of HASCO
(age 45)                                                since 1998. Prior to 1998, she was Second
                                                        Vice President of HASCO. Since December
                                                        2001, she has served as Assistant Vice
                                                        President of Hartford Life Insurance
                                                        Company. In addition, she is Controller of
                                                        HIFSCO, Vice President of Hartford HLS
                                                        Series Fund II, Inc. and Vice President,
                                                        Controller and Treasurer of The Hartford
                                                        Mutual Funds, Inc., The Hartford Mutual
                                                        Funds II, Inc. and The Hartford Income
                                                        Shares Fund, Inc.
---------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------
                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
DAVID M. ZNAMIEROWSKI(2)       53        N/A
(age 43)

---------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.          N/A        N/A
(age 54)

---------------------------------------------------------------------------------------------------
KEVIN J. CARR                 N/A        N/A
(age 49)

---------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.       N/A        N/A
(age 46)

---------------------------------------------------------------------------------------------------
TAMARA L. FAGELY              N/A        N/A
(age 45)

---------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------

                                             TERM OF
                          POSITION HELD    OFFICE* AND
                             WITH THE       LENGTH OF             PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       TIME SERVED              DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
BRUCE FERRIS              Vice President      2002      Mr. Ferris serves as Senior Vice President
(age 48)                                                and a Director of Sales and Marketing in
                                                        the Investment Products Division of
                                                        Hartford Life Insurance Company. He is also
                                                        a Managing Member of HL Advisors. In
                                                        addition, Mr. Ferris is Vice President of
                                                        Hartford HLS Series Fund II, Inc., The
                                                        Hartford Mutual Funds, Inc., The Hartford
                                                        Mutual Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.
---------------------------------------------------------------------------------------------------
MARY JANE FORTIN          Vice President      2003      Ms. Fortin is Senior Vice President and
(age 39)                                                Director of Mutual Funds and 529 Programs
                                                        for Hartford Life. In addition, she is Vice
                                                        President of Hartford HLS Series Fund II,
                                                        Inc., The Hartford Mutual Funds, Inc., The
                                                        Hartford Mutual Funds II, Inc. and The
                                                        Hartford Income Shares Fund, Inc.
                                                        Previously, Ms. Fortin served as Senior
                                                        Vice President and Chief Accounting Officer
                                                        of Hartford Life. She joined Hartford Life
                                                        in 1997.
---------------------------------------------------------------------------------------------------
GEORGE R. JAY             Vice                1996      Mr. Jay serves as Assistant Vice President
(age 51)                  President,                    of Hartford Life Insurance Company's Equity
                          Controller and                Products Department. He is also Controller
                          Treasurer                     of HL Advisors, Vice President, Controller
                                                        and Treasurer of Hartford HLS Series Fund
                                                        II, Inc. and Vice President of The Hartford
                                                        Mutual Funds, Inc., The Hartford Mutual
                                                        Funds II, Inc. and The Hartford Income
                                                        Shares Fund, Inc.
---------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE          Vice President      2000      Mr. Joyce currently serves as Senior Vice
(age 44)                                                President and Director of the Institutional
                                                        Products Group for Hartford Life Insurance
                                                        Company. Mr. Joyce is also Senior Vice
                                                        President HL Advisors and Vice President of
                                                        Hartford HLS Series Fund II, Inc., The
                                                        Hartford Mutual Funds, Inc., The Hartford
                                                        Mutual Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc. Previously, he
                                                        served as Vice President (1997-1999) and
                                                        Assistant Vice President (1994-1997) of
                                                        Hartford Life Insurance Company.
---------------------------------------------------------------------------------------------------
DAVID N. LEVENSON         Vice President      2000      Mr. Levenson serves as Senior Vice
(age 37)                                                President of Hartford Life Insurance
                                                        Company's Retail Product Management Group
                                                        and is responsible for all retail product
                                                        management and profitability. Mr. Levenson
                                                        is also a Senior Vice President of HIFSCO.
                                                        In addition, he serves as Vice President of
                                                        Hartford HLS Series Fund II, Inc., The
                                                        Hartford Mutual Funds, Inc., The Hartford
                                                        Mutual Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc. Mr. Levenson
                                                        joined The Hartford in 1995.
---------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------
                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
BRUCE FERRIS                  N/A        N/A
(age 48)

---------------------------------------------------------------------------------------------------
MARY JANE FORTIN              N/A        N/A
(age 39)

---------------------------------------------------------------------------------------------------
GEORGE R. JAY                 N/A        N/A
(age 51)

---------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE              N/A        N/A
(age 44)

---------------------------------------------------------------------------------------------------
DAVID N. LEVENSON             N/A        N/A
(age 37)

---------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------

                                             TERM OF
                          POSITION HELD    OFFICE* AND
                             WITH THE       LENGTH OF             PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       TIME SERVED              DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
JOHN C. WALTERS           Vice President      2000      Mr. Walters serves as Executive Vice
(age 41)                                                President and Director of the Investment
                                                        Products Division of Hartford Life
                                                        Insurance Company. Mr. Walters is also a
                                                        Managing Member and Executive Vice
                                                        President of HIFSCO and HL Advisors. In
                                                        addition, he is Vice President of Hartford
                                                        HLS Series Fund II, Inc., The Hartford
                                                        Mutual Funds, Inc., The Hartford Mutual
                                                        Funds II, Inc. and The Hartford Income
                                                        Shares Fund, Inc. Previously, Mr. Walters
                                                        was with First Union Securities.
---------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------
                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
JOHN C. WALTERS               N/A        N/A
(age 41)
---------------------------------------------------------------------------------------------------

 * Each director and officer may serve until his or her successor is elected and qualifies.

(1) Ms. Coleman and Mr. Pryor served as directors, beginning in 1995 and 1977, respectively, of certain Maryland corporations (each of which was registered with the SEC as an open-end management investment company) that were reorganized as investment portfolios (series) of Hartford Series Fund, Inc. on August 28, 2002.

(2) "Interested person" of the Company as defined in the Investment Company Act of 1940 because of the person's affiliation with or equity ownership of [Hartford Investment Financial Services, LLC] or affiliated companies.

The Fund's Statement of Additional Information includes further information about fund directors and is available without charge upon request by calling 1-800-862-6668 or writing: Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                      (This page intentionally left blank)

       TDWATERAR-1-04 Printed in U.S.A.(C) The Hartford, Hartford, CT 06115














____________________
                                                                      PRESORTED
The Hartford                                                          STANDARD
P.O. Box 5085                                                       U.S. POSTAGE
Hartford, CT 06102-5085                                                 PAID
                                                                     HUDSON, MA
____________________                                                PERMIT NO. 6

                            WELLS FARGO PASSAGE (sm)
                                VARIABLE ANNUITY

                            HARTFORD GLOBAL LEADERS
                                    HLS FUND

                         HARTFORD GROWTH OPPORTUNITIES
                                    HLS FUND

                             HARTFORD MONEY MARKET
                                    HLS FUND

                                 ANNUAL REPORT
                            AND MANAGER DISCUSSIONS
                               DECEMBER 31, 2003

                  Issued by: Fortis Benefits Insurance Company

IMPORTANT NOTICE TO CONTRACT OWNERS

The Hartford is committed to doing what we can to prevent improper trading activity within our products, and will continue to react to industry "best practices" with respect to this type of activity. We have recently enhanced the language in our variable annuity and variable life insurance policies prospectus surrounding our transfer restrictions by adding the following language to your prospectus:

The underlying Funds are available for use with many different variable annuity products, variable life insurance policies, and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, with respect to certain owners of older Contracts, we currently only have the ability to restrict transfers into certain funds and to limit the total
Contract Value invested in any one Fund. The effect on you may include higher transaction costs or lower performance.

To obtain a copy of our latest prospectus for your variable annuity, variable life insurance policies or the underlying funds, please log on to
www.hartfordinvestor.com or call 800-862-6668 for variable annuity or 800-800-2000, extension 13028, for variable life insurance policies.
________________________________________________________________________

ARE NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY | MAY LOSE VALUE
________________________________________________________________________

ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE
________________________________________________________________________


                                                                  [NO FDIC LOGO]
                                                                  [NO BANK LOGO]

Hartford Global Leaders HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 9/30/98 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                     GLOBAL LEADERS IA                   MSCI WORLD INDEX
                                                                     -----------------                   ----------------
9/30/98                                                                    10000                              10000
                                                                           11346                              10906
                                                                           12212                              11556
12/98                                                                      13188                              12122
                                                                           13799                              12389
                                                                           13410                              12062
                                                                           14140                              12566
                                                                           14488                              13063
                                                                           13962                              12587
                                                                           14974                              13176
                                                                           15199                              13138
                                                                           15118                              13117
                                                                           14930                              12991
                                                                           15905                              13668
                                                                           17087                              14055
12/99                                                                      19830                              15194
                                                                           19086                              14326
                                                                           21213                              14366
                                                                           21161                              15361
                                                                           20137                              14713
                                                                           19563                              14342
                                                                           20430                              14827
                                                                           19746                              14412
                                                                           20868                              14882
                                                                           19982                              14093
                                                                           18833                              13858
                                                                           17723                              13019
12/00                                                                      18429                              13231
                                                                           18436                              13488
                                                                           16744                              12350
                                                                           15624                              11541
                                                                           16849                              12397
                                                                           16516                              12243
                                                                           16215                              11861
                                                                           15819                              11705
                                                                           14951                              11145
                                                                           13654                              10165
                                                                           14039                              10361
                                                                           15284                              10975
12/01                                                                      15373                              11046
                                                                           14870                              10712
                                                                           14782                              10621
                                                                           15250                              11114
                                                                           14742                              10720
                                                                           15056                              10745
                                                                           14111                              10095
                                                                           12961                               9245
                                                                           12831                               9264
                                                                           11285                               8247
                                                                           12455                               8857
                                                                           13558                               9337
12/02                                                                      12375                               8886
                                                                           12089                               8617
                                                                           11818                               8470
                                                                           11656                               8447
                                                                           12962                               9201
                                                                           13754                               9731
                                                                           14076                               9904
                                                                           14418                              10106
                                                                           14833                              10327
                                                                           14454                              10392
                                                                           15595                              11011
                                                                           15972                              11181
12/03                                                                      16777                              11885

    --- GLOBAL LEADERS IA                      --- MSCI WORLD INDEX
        $10,000 starting value                     $10,000 starting value
        $16,777 ending value                       $11,885 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                                          SINCE
                     1 YEAR   5 YEAR    INCEPTION
------------------------------------------------------
Global Leaders IA    35.57%     4.93%    10.35%
------------------------------------------------------
Global Leaders IB    35.24%     4.72%    10.13%
------------------------------------------------------
MSCI World Index     33.76%    -0.39%     3.34%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
ANDREW S. OFFIT
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund, Class IA returned 35.57% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Global Funds VA-UF Average, which returned 33.65% and the Morgan Stanley Capital International (MSCI) World Index, which returned 33.76% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The rebound in the global equity markets was broad based, with all developed markets participating in the advance and the majority of the ten broad market sectors of the MSCI World Index registering double-digit returns. The rally was propelled by continued signs of improvement in the global economy and reduced uncertainty in the geopolitical arena. At the regional level, performance was strongest within Emerging Markets and Asia excluding Japan. Performance within the United States and the United Kingdom was less robust during the period, though positive nonetheless.

Our outperformance versus the benchmark was primarily driven by strong stock selection and an overweight to technology. The three largest contributors to the Fund's absolute returns were all from this sector: French technology hardware company Alcatel S.A. (communications), the Canadian technology hardware company Nortel Networks Corp. (communications), and the Japanese software services company Yahoo Japan, Inc. (software & services). In addition, the Fund's overweight in consumer discretionary stocks and good stock selection in health care, financials, and telecommunications added to relative performance at the margin.

These returns were offset somewhat by the Fund's overweight and poor stock selection in materials. Three of the largest detractors from absolute returns were Lukoil Holdings ADR (energy & services), the Russian oil and gas company, Fast Retailing, Inc. (retail), the Japanese retailer, and Schering-Plough Corp. (drugs), the U.S. pharmaceuticals company. Of these three companies, only Fast Retailing, Inc. is still held.

While we do not manage the Fund according to country weights, but instead, focus mainly on sector and stock weights, countries and regions played a part in our outperformance for the period. The Fund was helped by being overweight in Europe, largely due to the depreciation of the U.S. dollar. In addition, the Fund's positions in emerging market securities, though small, contributed to positive relative returns.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Our outlook remains positive. We are positioned for economic growth and are beginning to see many of the trends play out in stock price performance. We continue to believe that many growth sectors will have "time on their side".

Hartford Growth Opportunities HLS Fund  inception 3/24/1987

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment(1)

(PERFORMANCE LINE GRAPH)

                                                                  GROWTH OPPORTUNITIES IA           RUSSELL 3000 GROWTH INDEX
                                                                  -----------------------           -------------------------
12/31/93                                                                   10000                              10000
                                                                           10289                              10234
                                                                           10336                              10060
                                                                            9720                               9562
                                                                            9554                               9605
                                                                            9378                               9718
                                                                            8907                               9420
                                                                            9054                               9723
                                                                            9696                              10282
                                                                            9752                              10159
                                                                            9820                              10386
                                                                            9529                              10045
12/94                                                                       9718                              10456
                                                                            9621                              10396
                                                                            9890                              10836
                                                                           10153                              11153
                                                                           10137                              11389
                                                                           10630                              11762
                                                                           11566                              12250
                                                                           12290                              12805
                                                                           12436                              12834
                                                                           12804                              13391
                                                                           12427                              13331
                                                                           12700                              13856
12/95                                                                      12407                              13958
                                                                           12592                              14366
                                                                           13093                              14667
                                                                           13080                              14712
                                                                           13680                              15175
                                                                           14005                              15731
                                                                           13798                              15640
                                                                           12675                              14621
                                                                           13120                              15067
                                                                           14262                              16131
                                                                           14345                              16149
                                                                           15022                              17287
12/96                                                                      14443                              17012
                                                                           15071                              18131
                                                                           14240                              17917
                                                                           13320                              16921
                                                                           13488                              17929
                                                                           14870                              19337
                                                                           15463                              20100
                                                                           16938                              21807
                                                                           16397                              20710
                                                                           17223                              21794
                                                                           16494                              20935
                                                                           16345                              21681
12/97                                                                      16238                              21901
                                                                           16023                              22465
                                                                           17358                              24182
                                                                           18210                              25150
                                                                           18302                              25480
                                                                           17868                              24652
                                                                           18806                              26049
                                                                           17891                              25699
                                                                           14640                              21672
                                                                           15790                              23377
                                                                           16548                              25204
                                                                           17170                              27124
12/98                                                                      19325                              29570
                                                                           19926                              31277
                                                                           18395                              29743
                                                                           19401                              31273
                                                                           19425                              31501
                                                                           18894                              30608
                                                                           20332                              32712
                                                                           20302                              31674
                                                                           20690                              32068
                                                                           20782                              31481
                                                                           22316                              33749
                                                                           24955                              35686
12/99                                                                      29987                              39573
                                                                           29594                              37824
                                                                           38282                              40187
                                                                           34741                              42460
                                                                           31796                              40276
                                                                           29867                              38145
                                                                           34422                              41171
                                                                           33356                              39329
                                                                           37905                              42927
                                                                           37952                              38996
                                                                           34673                              37058
                                                                           28093                              31511
12/00                                                                      31182                              30702
                                                                           30665                              32848
                                                                           26793                              27348
                                                                           23900                              24407
                                                                           26292                              27487
                                                                           26070                              27159
                                                                           26020                              26636
                                                                           25428                              25858
                                                                           23728                              23776
                                                                           20084                              21304
                                                                           21115                              22480
                                                                           23232                              24621
12/01                                                                      24055                              24677
                                                                           23826                              24210
                                                                           22418                              23168
                                                                           23598                              24049
                                                                           22464                              22186
                                                                           22183                              21593
                                                                           19725                              19607
                                                                           17804                              18395
                                                                           17392                              18446
                                                                           16017                              16568
                                                                           17158                              18045
                                                                           18725                              19075
12/02                                                                      17404                              17757
                                                                           17191                              17322
                                                                           16967                              17218
                                                                           17449                              17535
                                                                           19022                              18854
                                                                           20474                              19871
                                                                           21085                              20151
                                                                           21295                              20724
                                                                           22242                              21282
                                                                           21970                              21031
                                                                           23891                              22259
                                                                           24673                              22529
12/03                                                                      25025                              23256

    --- GROWTH OPPORTUNITIES IA                --- RUSSELL 3000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $25,025 ending value                       $23,256 ending value

AVERAGE ANNUAL RETURNS(2) (as of 12/31/03)

                           1 YEAR   5 YEAR   10 YEAR
---------------------------------------------------------
Growth Opportunities IA    43.79%    5.31%    9.61%
---------------------------------------------------------
Growth Opportunities
  IB(3)                    43.43%    5.04%    9.33%
---------------------------------------------------------
Russell 3000 Growth Index  30.97%   -4.69%    8.81%
---------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional in formation including inception dates and expenses.

PORTFOLIO MANAGER
MICHAEL T. CARMEN, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth Opportunities HLS Fund, Class IA returned 43.79% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Multi Cap Growth VA-UF Average, which returned 35.24% and the Russell 3000 Growth Index, which returned 30.97% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Small and mid capitalization stocks were "the place to be" in the U.S. equity markets, as these stocks handily outperformed larger cap stocks and posted strong absolute returns. Boosted by improving news on the economic front and earnings comparisons that were beginning to look more compelling, investors continued to bid up U.S. equities through the end of December, especially small and mid cap stocks. The stagnant labor markets continued to be a source of concern, but investors weren't "losing any sleep" over the issue. Much debate was centered on whether the snapback from the March lows was "too far, too fast" for many stocks, especially information technology names, but the bears lost to the bulls in this debate, at least for now. The two areas that appeared to be showing the most robust recovery, PCs and wireless, ignited the spark of investor sentiment elsewhere in the sector. Since the second quarter of 2003, lower quality and/or high beta names have attracted the most investor interest.

The Fund was well-served by our above-index exposure to both small and mid cap companies. In addition, our outperformance can be attributed to strong relative stock selection across a number of sectors. Health care, consumer discretionary, and industrials were the areas in which our investments excelled the most versus the index. Only within information technology were we disappointed with our stock selection and low relative exposure to this outperforming sector. However, we can live with the result, as it was a reflection of our aversion to holding some of the more speculative, high beta names in the universe, which tended to do well during the period.

For the twelve-month period, the greatest contributors to absolute Fund returns were Cendant Corp. (business services), American Tower Corp., Class A (communications), and Nextel Communications, Inc. (communications). The stock of global business provider Cendant Corp. gained on continued strength in real estate, improvement in travel services, and progress with its Avis/Budget integration. The largest detractors from absolute Fund returns were Schering-Plough Corp. (drugs), NDC Health Corp. (health services), and AT&T Corp. (communications), all of which were eliminated from the portfolio prior to period end.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Investor optimism surrounding the economy and the equity markets has mostly taken uniform shape. Tax cuts, a weaker dollar, sustained productivity, and healthier balance sheets all bode well for corporate profits. As the growth trajectory continues, we will continue to look for improved corporate spending and employment trends. Entering 2004, the Fund's consumer discretionary position is significantly overweight relative to the benchmark; we continue to seek companies that we consider market share gainers. In other areas of the growth universe, the Fund's overweight to the telecommunications services sector is a partial offset to the underweight to the information technology sector, where we feel valuations continue to be stretched.

 HARTFORD GLOBAL LEADERS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
COMMON STOCKS -- 96.8%
            AEROSPACE & DEFENSE -- 1.5%
 +4,434     China Merchants Holdings International Co.,
              Ltd. ...........................................  $   5,854
  +-291     European Aeronautic Defense & Space Co. ..........      6,952
                                                                ---------
                                                                   12,806
                                                                ---------
            AGRICULTURE & FISHING -- 0.2%
    -93     Nokia Oyj.........................................      1,594
            BANKS -- 8.0%
    365     Bank One Corp. ...................................     16,627
    339     Citigroup, Inc. ..................................     16,474
     54     Countrywide Credit Industries, Inc. ..............      4,126
   -331     Credit Suisse Group...............................     12,064
   -162     Deutsche Bank AG..................................     13,366
     97     Federal Home Loan Mortgage Association............      5,645
                                                                ---------
                                                                   68,302
                                                                ---------
            BUSINESS SERVICES -- 2.9%
   *922     Cendant Corp. ....................................     20,537
     -1     Dentsu, Inc. .....................................      4,594
                                                                ---------
                                                                   25,131
                                                                ---------
            COMMUNICATIONS -- 10.4%
 -2,875     Carphone Warehouse Group PLC......................      7,585
     -1     DDI Corp. ........................................      4,337
   -571     Deutsche Telekom AG...............................     10,368
   *109     NTL, Inc. ........................................      7,617
  *+185     Research in Motion Ltd. ..........................     12,350
 -7,326     Telefonaktiebolaget LM Ericsson...................     12,931
 -8,724     Vodafone Group PLC................................     21,677
*+1,209     Wanadoo...........................................      9,916
  *+100     XM Satellite Radio Holdings, Inc. ................      2,628
                                                                ---------
                                                                   89,409
                                                                ---------
            COMPUTERS & OFFICE EQUIPMENT -- 2.9%
   *578     Cisco Systems, Inc. ..............................     14,047
   *317     Dell, Inc. .......................................     10,762
                                                                ---------
                                                                   24,809
                                                                ---------
            CONSTRUCTION -- 2.5%
  3,634     ABB Ltd. .........................................     18,423
     34     Lennar Corp. .....................................      3,283
                                                                ---------
                                                                   21,706
                                                                ---------
            CONSUMER NON-DURABLES -- 5.0%
    659     Gillette Co. (The)................................     24,190
   *195     Medco Health Solutions, Inc. .....................      6,611
    466     Tyco International Ltd. ..........................     12,338
                                                                ---------
                                                                   43,139
                                                                ---------
            DRUGS -- 10.9%
   -198     AstraZeneca PLC...................................      9,495
    197     Eli Lilly & Co. ..................................     13,873
   *261     Forest Laboratories, Inc. ........................     16,136
    373     Pfizer, Inc. .....................................     13,180

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
            DRUGS  -- (CONTINUED)
   -230     Roche Holdings AG.................................  $  23,227
    213     Schering AG.......................................     10,767
   +117     Teva Pharmaceutical Industries Ltd., ADR..........      6,646
                                                                ---------
                                                                   93,324
                                                                ---------
            EDUCATION -- 0.5%
    *67     Apollo Group, Inc. ...............................      4,576
                                                                ---------
            ELECTRICAL EQUIPMENT -- 1.0%
    *59     KLA-Tencor Corp. .................................      3,444
 -1,958     Techtronic Industries Co. ........................      5,462
                                                                ---------
                                                                    8,906
                                                                ---------
            ELECTRONICS -- 5.7%
   *328     Altera Corp. .....................................      7,450
    106     Analog Devices, Inc. .............................      4,857
   -738     Matsushita Electric Industrial Co. ...............     10,270
    @30     Samsung Electronics Co., Ltd., GDR................      5,636
  +-263     Siemens AG........................................     20,961
                                                                ---------
                                                                   49,174
                                                                ---------
            ENERGY & SERVICES -- 7.6%
    114     Apache Corp. .....................................      9,205
 -3,306     Cnooc Ltd. .......................................      6,522
    217     Exxon Mobil Corp. ................................      8,909
   *260     Noble Corp. ......................................      9,317
    189     Schlumberger Ltd. ................................     10,315
   -114     TotalFinaElf S.A., B Shares.......................     21,096
                                                                ---------
                                                                   65,364
                                                                ---------
            FINANCIAL SERVICES -- 1.7%
    254     Merrill Lynch & Co., Inc. ........................     14,888
            FOOD, BEVERAGE & TOBACCO -- 5.2%
    375     Altria Group, Inc. ...............................     20,429
 -1,262     Compass Group PLC.................................      8,602
   -655     Imperial Tobacco Group PLC........................     12,914
 - @@--     Japan Tobacco, Inc. ..............................      2,428
                                                                ---------
                                                                   44,373
                                                                ---------
            INSURANCE -- 3.6%
   -126     Allianz AG........................................     15,996
   -120     Muenchener Rueckversicherungs Gesellschaft AG.....     14,666
                                                                ---------
                                                                   30,662
                                                                ---------
            MACHINERY -- 4.3%
  *-296     ASML Holding N.V. ................................      5,923
   -530     Atlas Copco AB....................................     19,031
    179     Deere (John) & Co. ...............................     11,657
                                                                ---------
                                                                   36,611
                                                                ---------
            MEDIA & ENTERTAINMENT -- 4.2%
     71     Clear Channel Communications, Inc. ...............      3,325
   *466     Comcast Corp., Special Class A....................     14,580
+-1,017     Mediaset S.p.A. ..................................     12,107
   *148     Univision Communications, Inc. ...................      5,854
                                                                ---------
                                                                   35,866
                                                                ---------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE #
---------                                                       ---------
COMMON STOCKS  -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.2%
   *361     Boston Scientific Corp. ..........................  $  13,263
    329     Guidant Corp. ....................................     19,782
    -35     Sanofi-Synthelabo S.A. ...........................      2,662
                                                                ---------
                                                                   35,707
                                                                ---------
            METALS, MINERALS & MINING -- 1.7%
 *6,927     Corus Group PLC...................................      3,720
   +165     JSC Mining & Smelting Co., ADR....................     10,737
                                                                ---------
                                                                   14,457
                                                                ---------
            RETAIL -- 3.9%
   -103     Fast Retailing Co., Ltd. .........................      6,307
 -2,000     Kingfisher PLC....................................     10,009
   -126     Pinault Printemps Redoute S.A. ...................     12,253
   *180     Staples, Inc. ....................................      4,914
                                                                ---------
                                                                   33,483
                                                                ---------
            SOFTWARE & SERVICES -- 4.5%
    -40     Advantest Corp. ..................................      3,204
    306     Microsoft Corp. ..................................      8,436
    -69     SAP AG............................................     11,441
   *334     Yahoo!, Inc. .....................................     15,074
                                                                ---------
                                                                   38,155
                                                                ---------
            TRANSPORTATION -- 4.4%
    217     BMW AG............................................     10,073
*-2,229     British Airways PLC...............................      9,291
   +-60     Renault S.A. .....................................      4,120
    150     United Technologies Corp. ........................     14,168
                                                                ---------
                                                                   37,652
                                                                ---------
            Total common stocks...............................  $ 830,094
                                                                =========

SHORT-TERM SECURITIES -- 10.9%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 7.2%
  61,510    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  61,510
                                                                ---------
PRINCIPAL
 AMOUNT
 -------
            REPURCHASE AGREEMENTS -- 3.7%
 $32,220    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................     32,220
                                                                ---------
            Total short-term securities.......................  $  93,730
                                                                =========

                                                        MARKET
                                                        VALUE #
                                                       ---------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $710,266)..........   96.8%  $ 830,094
Total short-term securities (cost $93,730)...   10.9      93,730
                                               -----   ---------
Total investment in securities (total cost
  $803,996) -- including $58,863 of
  securities loaned (See Note 2(i))..........  107.7     923,824
Cash, receivables and other assets...........    0.2       2,058
Payable for securities purchased.............   (0.4)     (3,926)
Payable for Fund shares redeemed.............   (0.3)     (3,002)
Securities lending collateral payable to
  brokers (See Note 2(i))....................   (7.2)    (61,510)
Other liabilities............................   (0.0)        (80)
                                               -----   ---------
Net assets...................................  100.0%  $ 857,364
                                               =====   =========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,400,000 shares authorized; 55,251 shares
  outstanding....................................  $      55
Paid in capital..................................    922,167
Accumulated net investment income................      1,723
Accumulated net realized loss on investments.....   (186,432)
Unrealized appreciation on investments...........    119,828
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g))@@@..........          4
Unrealized appreciation on other assets and
  liabilities in foreign currencies..............         19
                                                   ---------
Net assets.......................................  $ 857,364
                                                   =========


Class IA
  Net asset value per share ($728,049 / 46,890
    shares outstanding) (3,200,000 shares
    authorized).....................................  $15.53
                                                      ======
Class IB
  Net asset value per share ($129,315 / 8,362 shares
    outstanding) (200,000 shares authorized)........  $15.47
                                                      ======

                                                      PERCENTAGE
                                                          OF
                                                      NET ASSETS
DIVERSIFICATION BY COUNTRY:                           ----------
United States of America............................     56.6%
Germany.............................................     12.6
United Kingdom......................................      9.7
Switzerland.........................................      6.3
France..............................................      5.8
Sweden..............................................      3.7
Japan...............................................      3.6
Hong Kong...........................................      2.1
Netherlands.........................................      1.5
Canada..............................................      1.4
Italy...............................................      1.4
Russia..............................................      1.3
Israel..............................................      0.8
South Korea.........................................      0.7
Finland.............................................      0.2
                                                        -----
  Total.............................................    107.7%
                                                        =====

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 51.1% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $5,636 or 0.7% of net assets (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $343,455, which represents 40.1% of total net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                UNREALIZED
                             MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                  ------         --------         --------         --------------
British Pound (Buy)           $516            $512           1/5/2004               $4
                                                                                    ==

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 97.5%
            APPAREL & TEXTILE -- 0.9%
  -1,084    Burberry Group PLC................................  $  7,089
                                                                --------
            BANKS -- 4.6%
     161    Bank One Corp. ...................................     7,358
     145    Countrywide Credit Industries, Inc. ..............    10,983
      81    Federal Home Loan Mortgage Association............     4,736
     154    Federal National Mortgage Association.............    11,582
                                                                --------
                                                                  34,659
                                                                --------
            BUSINESS SERVICES -- 2.7%
    *932    Cendant Corp. ....................................    20,753
                                                                --------
            COMMUNICATIONS -- 8.7%
   *1017    American Tower Corp., Class A.....................    11,006
    *278    Crown Castle International Corp. .................     3,065
    *150    Level 3 Communications Holdings, Inc. ............     7,678
    *235    NTL, Inc. ........................................    16,363
    *610    Nextel Communications, Inc., Class A..............    17,111
 *+1,745    Sirius Satellite Radio, Inc. .....................     5,515
   *+191    XM Satellite Radio Holdings, Inc. ................     5,040
                                                                --------
                                                                  65,778
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 3.2%
     154    CDW Corp. ........................................     8,907
    *221    Dell, Inc. .......................................     7,502
    *252    Netscreen Technologies, Inc. .....................     6,242
  ***117    Quanta Computer, Inc., GDR........................     1,438
                                                                --------
                                                                  24,089
                                                                --------
            CONSTRUCTION -- 5.1%
     200    Horton (D.R.), Inc. ..............................     8,656
      89    Lennar Corp. .....................................     8,573
     145    Pulte Corp. ......................................    13,556
  -1,599    Rinker Group Ltd. ................................     7,909
                                                                --------
                                                                  38,694
                                                                --------
            CONSUMER DURABLES -- 2.2%
   *1263    Corning, Inc. ....................................    13,177
    *195    Genesis Microchip, Inc. ..........................     3,511
                                                                --------
                                                                  16,688
                                                                --------
            CONSUMER NON-DURABLES -- 4.1%
     122    AmerisourceBergen Corp. ..........................     6,833
     226    Cardinal Health, Inc. ............................    13,816
    *298    Medco Health Solutions, Inc. .....................    10,139
                                                                --------
                                                                  30,788
                                                                --------
            DRUGS -- 8.6%
     147    Abbott Laboratories...............................     6,841
   *+188    Cephalon, Inc. ...................................     9,087
    *259    Forest Laboratories, Inc. ........................    16,012
    *369    IVAX Corp. .......................................     8,819
    *125    Medicines Co. (The)...............................     3,691
    *389    Millennium Pharmaceuticals, Inc. .................     7,257
   *+109    NPS Pharmaceuticals, Inc. ........................     3,341

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            DRUGS  -- (CONTINUED)
     *54    Neurocrine Biosciences, Inc. .....................  $  2,923
     411    Serono S.A., ADR..................................     7,210
                                                                --------
                                                                  65,181
                                                                --------
            EDUCATION -- 3.0%
    *113    Apollo Group, Inc. ...............................     7,711
    *194    Career Education Corp. ...........................     7,774
    *240    Education Management Corp. .......................     7,456
                                                                --------
                                                                  22,941
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.1%
  -3,073    Techtronic Industries Co. ........................     8,573
                                                                --------
            ELECTRONICS -- 8.7%
    *417    Altera Corp. .....................................     9,473
     172    American Power Conversion Corp. ..................     4,208
     154    Analog Devices, Inc. .............................     7,016
    *979    ChipPAC, Inc. ....................................     7,430
   *+317    Epcos AG, ADR.....................................     7,139
   *+280    FuelCell Energy, Inc. ............................     3,635
    *771    MEMC Electronic Materials, Inc. ..................     7,419
    *271    Pixelworks, Inc. .................................     2,987
    *183    Quantum Fuel Systems Technologies Worldwide,
              Inc. ...........................................     1,471
     325    STMicroelectronics N.V., NY Reg Shares............     8,788
    *595    Taiwan Semiconductor Manufacturing Co., Ltd.,
              ADR.............................................     6,094
                                                                --------
                                                                  65,660
                                                                --------
            ENERGY & SERVICES -- 1.1%
     205    Arch Coal, Inc. ..................................     6,387
     *57    Universal Tech....................................     1,710
                                                                --------
                                                                   8,097
                                                                --------
            FINANCIAL SERVICES -- 2.4%
     114    Blackrock, Inc. ..................................     6,055
     148    Federated Investors, Inc., Class B................     4,354
     115    UBS AG............................................     7,812
                                                                --------
                                                                  18,221
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 3.7%
     220    Altria Group, Inc. ...............................    11,994
     203    Bunge Ltd. .......................................     6,679
    *289    Constellation Brands, Inc. .......................     9,530
                                                                --------
                                                                  28,203
                                                                --------
            HEALTH SERVICES -- 2.1%
    *402    Edwards Lifesciences Corp. .......................    12,101
    *280    Human Genome Sciences, Inc. ......................     3,706
                                                                --------
                                                                  15,807
                                                                --------
            MACHINERY -- 0.9%
    *408    Asyst Technologies, Inc. .........................     7,075
                                                                --------
            MEDIA & ENTERTAINMENT -- 2.4%
    *300    Comcast Corp., Class A............................     9,858
    *162    Entercom Communications Corp. ....................     8,590
                                                                --------
                                                                  18,448
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS  -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.7%
     142    DENTSPLY International, Inc. .....................  $  6,414
     191    Guidant Corp. ....................................    11,492
     227    Medtronic, Inc. ..................................    11,030
    *319    Viasys Healthcare, Inc. ..........................     6,576
                                                                --------
                                                                  35,512
                                                                --------
            METALS, MINERALS & MINING -- 1.1%
     176    Precision Castparts Corp. ........................     7,997
                                                                --------
            RESEARCH & TESTING FACILITIES -- 1.5%
     123    Moody's Corp. ....................................     7,454
    *168    Telik, Inc. ......................................     3,859
                                                                --------
                                                                  11,313
                                                                --------
            RETAIL -- 9.9%
     *90    Advance Auto Parts, Inc. .........................     7,326
     *94    Dick's Sporting Goods, Inc. ......................     4,594
    *145    eBay, Inc. .......................................     9,359
     714    Gap, Inc. (The)...................................    16,563
     228    Home Depot, Inc. (The)............................     8,088
     278    Michaels Stores, Inc. ............................    12,301
     423    PetSmart, Inc. ...................................    10,077
    *256    Rare Hospitality International, Inc. .............     6,247
                                                                --------
                                                                  74,555
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 1.6%
    *431    Jarden Corp. .....................................    11,782
                                                                --------
            SOFTWARE & SERVICES -- 8.9%
    *178    Alliance Sata Systems Corp. ......................     4,930
    *502    Amdocs Ltd., ADR..................................    11,294
    *593    BEA Systems, Inc. ................................     7,290
    *173    Intuit, Inc. .....................................     9,175
    *150    Mercury Interactive Corp. ........................     7,315
    *616    Red Hat, Inc. ....................................    11,560
    *262    Websense, Inc. ...................................     7,673
    *179    Yahoo!, Inc. .....................................     8,094
                                                                --------
                                                                  67,331
                                                                --------
            TRANSPORTATION -- 4.3%
     136    Expeditors International Washington, Inc. ........     5,126
    *109    JetBlue Airways Corp. ............................     2,893
   *+236    Ryanair Holdings PLC, ADR.........................    11,931
    *633    Sirva, Inc. ......................................    12,365
                                                                --------
                                                                  32,315
                                                                --------
            Total common stocks...............................  $737,549
                                                                ========
SHORT-TERM SECURITIES -- 8.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 4.3%
  32,513    Boston Global Investment Trust....................  $ 32,513
                                                                --------
PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE #
 -------                                                        --------
            REPURCHASE AGREEMENTS -- 4.2%
 $31,537    Joint Repurchase Agreement (See Note 2(d))
              0.833% due 01/02/04.............................  $ 31,537
                                                                --------
            Total short-term securities.......................  $ 64,050
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $609,993)...............   97.5%  $737,549
Total short-term securities (cost $64,050)........    8.5     64,050
                                                    -----   --------
Total investment in securities (total cost
  $674,043) -- including $31,563 of securities
  loaned (See Note 2(i))..........................  106.0    801,599
Cash, receivables and other assets................    0.1        993
Payable for securities purchased..................   (0.2)    (1,137)
Payable for Fund shares redeemed..................   (1.6)   (12,305)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (4.3)   (32,513)
Other liabilities.................................   (0.0)       (51)
                                                    -----   --------
Net assets........................................  100.0%  $756,586
                                                    =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 700,000 shares
  authorized; 32,103 shares outstanding.....................  $      32
Paid in capital.............................................    769,644
Accumulated net investment loss.............................        (12)
Accumulated net realized loss on investments................   (140,636)
Unrealized appreciation on investments......................    127,556
Unrealized depreciation on forward foreign currency
  contracts (See Note 2(g))@@@..............................         (5)
Unrealized appreciation on other assets and liabilities in
  foreign currencies........................................          7
                                                              ---------
Net assets..................................................  $ 756,586
                                                              =========

Class IA
  Net asset value per share ($696,900 / 29,561
    shares outstanding) (500,000 shares
    authorized)...................................  $23.57
                                                    ======
Class IB
  Net asset value per share ($59,686 / 2,542
    shares outstanding) (200,000 shares
    authorized)...................................  $23.48
                                                    ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 11.3% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $23,571, which represents 3.1% of total net assets.

   ** Securities contain some restriction as to public resale. At December 31, 2003, the market value of these securities amounted to $1,438 or 0.2% of net assets (See Note 2(m)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                             UNREALIZED
                                                     CONTRACT             DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE             AMOUNT                DATE           (DEPRECIATION)
-----------                  ------------         ---------------         --------         --------------
British Pound (Sell)             $487                  $482               01/02/04              $(5)
Hong Kong Dollar (Buy)            105                   105               01/02/04               --
                                                                                                ---
                                                                                                $(5)
                                                                                                ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNT                                                           VALUE #
---------                                                        ----------
COMMERCIAL PAPER -- 35.0%
$@50,000    Bradford & Bingley PLC
              1.15% due 01/07/05..............................   $   50,000
  55,000    Cafco
              1.08% due 02/18/04..............................       54,921
  36,500    Diageo Capital PLC
              0.00% due 03/18/04..............................       36,411
  42,500    du Pont (E.I.) de Nemours & Co.
              0.00% due 02/10/04..............................       42,450
  50,000    Household Finance Corp.
              1.08% due 01/06/04..............................       49,993
  25,000    Nationwide Building Society
              0.00% due 01/07/04..............................       24,995
  45,391    Old Line Funding Corp.
              0.00% due 01/23/04..............................       45,360
  55,000    Preferred Receivable Funding
              0.00% due 02/04/04..............................       54,944
  55,000    Province of Quebec
              1.07% due 01/28/04..............................       54,956
  42,500    Sara Lee
              1.15% due 02/06/04..............................       42,451
  55,000    Sheffield Receivable Corp.
              0.00% due 01/26/04..............................       54,958
  50,000    Spintab
              0.00% due 02/03/04..............................       49,950
  44,507    Svenska Handelsbanken
              0.00% due 02/17/04..............................       44,444
  42,500    Toyota Motor Credit Corp.
              1.06% due 01/22/04..............................       42,474
                                                                 ----------
                                                                    648,307
                                                                 ----------
            Total commercial paper............................   $  648,307
                                                                 ==========
CORPORATE NOTES -- 58.7%
$ 40,000    American Express Credit
              1.261% due 12/27/04.............................   $   40,065
   8,500    American Express Credit
              1.274% due 12/16/04.............................        8,513
  42,500    American General Finance
              1.34% due 08/06/04..............................       42,554
  17,000    Bank One Corp.
              1.45% due 02/20/04..............................       17,007
  25,000    Bear Stearns Co., Inc.
              1.319% due 02/12/04.............................       25,004
   8,500    Bear Stearns Co., Inc.
              1.423% due 06/01/04.............................        8,510
   8,500    Bear Stearns Co., Inc.
              1.56% due 09/21/04..............................        8,525
 @25,000    Cargill, Inc.
              1.16% due 01/14/04..............................       25,000
  43,000    Caterpillar, Inc.
              1.323% due 08/02/04.............................       43,051
  42,000    Citigroup Global
              1.29% due 06/17/04..............................       42,030

PRINCIPAL                                                          MARKET
 AMOUNT                                                           VALUE #
---------                                                        ----------
$ 13,320    Diageo Capital PLC
              6.625% due 06/24/04.............................   $   13,660
  50,000    Federal Home Loan Bank
              1.50% due 12/24/04..............................       50,000
  30,000    Federal Home Loan Mortgage Association
              1.25% due 08/27/04..............................       30,000
  50,000    Federal Home Loan Mortgage Association
              1.40% due 11/03/04..............................       50,000
  50,000    Federal National Mortgage Association
              1.43% due 11/15/04..............................       50,000
  50,000    Fleet Financial Group
              1.41% due 02/19/04..............................       50,014
  22,000    General Electric Capital Corp.
              1.141% due 01/28/04.............................       22,001
  39,000    General Electric Capital Corp.
              6.875% due 09/15/04.............................       40,528
  50,000    Goldman Sachs Group LP
              1.11% due 10/25/04..............................       50,000
 @37,500    Honda Motor Corp.
              1.12% due 10/22/04..............................       37,500
  51,000    IBM Corp.
              1.295% due 09/27/04.............................       51,067
  48,750    Key Bank N.A.
              1.298% due 03/01/04.............................       48,763
  34,230    Lehman Brother Holdings, Inc.
              6.625% due 04/01/04.............................       34,681
  20,000    Merrill Lynch & Co., Inc.
              1.37% due 08/09/04..............................       20,029
  17,000    Merrill Lynch & Co., Inc.
              1.42% due 06/11/04..............................       17,023
  55,000    Morgan (J.P.) Chase & Co.
              1.285% due 02/05/04.............................       55,008
  54,000    Morgan Stanley Group
              1.33% due 03/19/04..............................       54,023
 @30,000    Nationwide Building Society
              1.14% due 07/23/04..............................       30,000
 @50,000    Northern Rock PLC
              1.15% due 01/16/04..............................       50,000
  42,000    Washington Mutual Bank
              1.159% due 07/29/04.............................       41,997
  30,000    Wells Fargo & Co.
              1.103% due 01/14/04.............................       30,000
                                                                 ----------
                                                                  1,086,553
                                                                 ----------
            Total corporate notes.............................   $1,086,553
                                                                 ==========
SHORT-TERM SECURITIES -- 3.3%
            REPURCHASE AGREEMENTS -- 3.3%
$ 61,338    Joint Repurchase Agreement (See Note 2(d)) 0.84%
              due 01/02/04....................................   $   61,338
                                                                 ----------
            Total short-term securities.......................   $   61,338
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              MARKET
                                                             VALUE #
                                                            ----------
DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost $648,307)............   35.0%  $  648,307
Total corporate notes (cost $1,086,553)...........   58.7    1,086,553
Total repurchase agreements (cost $61,338)........    3.3       61,338
                                                    -----   ----------
Total investment in securities (total cost
  $1,796,198).....................................   97.0    1,796,198
Cash, receivables and other assets................    3.0       55,266
Dividends payable.................................   (0.0)      (1,005)
Other liabilities.................................   (0.0)         (90)
                                                    -----   ----------
Net assets........................................  100.0%  $1,850,369
                                                    =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 7,000,000
  shares authorized; 1,850,369 shares outstanding...  $    1,850
Paid in capital.....................................   1,848,519
                                                      ----------
Net assets..........................................  $1,850,369
                                                      ==========

Class IA
  Net asset value per share ($1,609,439 / 1,609,439
    shares outstanding) (6,000,000 shares authorized)...  $1.00
                                                          =====
Class IB
  Net asset value per share ($240,930 / 240,930 shares
    outstanding) (1,000,000 shares authorized)..........  $1.00
                                                          =====

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $192,500 or 10.4% of net assets. (See Note 2(m)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD           HARTFORD              HARTFORD
                                                               GLOBAL             GROWTH                MONEY
                                                              LEADERS          OPPORTUNITIES            MARKET
                                                              HLS FUND           HLS FUND              HLS FUND
                                                              --------         -------------         ------------
INVESTMENT INCOME:
  Dividends.................................................  $ 9,231            $  2,971              $    64
  Interest..................................................      232                 453               27,354
  Securities lending........................................      279                  92                   --
  Less: Foreign tax withheld................................     (554)                (45)                  --
                                                              --------           --------              -------
    Total investment income (loss)..........................    9,188               3,471               27,418
                                                              --------           --------              -------
EXPENSES:
  Investment advisory fees..................................    3,647               3,618                5,527
  Administrative services fees..............................    1,378                  --                4,422
  Accounting services.......................................      138                  --                  442
  Board of Directors fees...................................        8                   7                   28
  Custodian fees, gross.....................................      193                  32                   16
  Distribution Fees -- Class IB.............................      208                  63                  675
  Other expenses............................................      131                  93                  329
                                                              --------           --------              -------
    Total expenses (before offsets).........................    5,703               3,813               11,439
                                                              --------           --------              -------
  Expenses paid indirectly (see Note 3(d))..................        3                   3                   10
  Custodian fees offset (see Note 3(d)).....................        3                  --                   --
                                                              --------           --------              -------
    Total expenses net......................................    5,697               3,810               11,429
                                                              --------           --------              -------
  Net investment income (loss)..............................    3,491                (339)              15,989
                                                              --------           --------              -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................  115,915              84,869                   --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................      120                 (53)                  --
  Net realized gain (loss) on foreign currency
    transactions............................................      134                  43                   --
  Net unrealized appreciation (depreciation) on
    securities..............................................   98,220             131,438                   --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................       13                  (5)                  --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...       29                   7                   --
                                                              --------           --------              -------
  Net realized and unrealized gain (loss) on investments....  214,431             216,299                   --
                                                              --------           --------              -------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $217,922           $215,960              $15,989
                                                              ========           ========              =======

The accompanying notes are an integral part of these financial statements.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   HARTFORD GLOBAL LEADERS
                                                                          HLS FUND
                                                              ---------------------------------
                                                                FOR THE              FOR THE
                                                               YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2003                 2002
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................    $  3,491            $   6,467
  Net realized gain (loss) on investments...................     116,169             (128,933)
  Net unrealized appreciation (depreciation) on
    investments.............................................      98,262              (20,675)
                                                                --------            ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................     217,922             (143,141)
                                                                --------            ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (2,799)              (5,462)
    Class IB................................................        (323)                (437)
  From net realized gain on investments
    Class IA................................................          --                   --
    Class IB................................................          --                   --
                                                                --------            ---------
    Total distributions.....................................      (3,122)              (5,899)
                                                                --------            ---------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      (4,281)             197,555
    Class IB................................................      46,523               17,790
                                                                --------            ---------
  Net increase (decrease) from capital share transactions...      42,242              215,345
                                                                --------            ---------
  Net increase (decrease) in net assets.....................     257,042               66,305
NET ASSETS:
  Beginning of period.......................................     600,322              534,017
                                                                --------            ---------
  End of period.............................................    $857,364            $ 600,322
                                                                ========            =========
  Accumulated net investment income (loss)..................    $  1,723            $   1,132
                                                                ========            =========

(a) Formerly, Fortis Growth Stock Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD GROWTH OPPORTUNITIES      HARTFORD MONEY MARKET
             HLS FUND(A)                     HLS FUND
    -----------------------------   ---------------------------
       FOR THE         FOR THE        FOR THE        FOR THE
     YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
        2003            2002            2003           2002
    -------------   -------------   ------------   ------------
      $   (339)       $    (942)     $   15,989     $   32,127
        84,859         (134,893)             --            100
       131,440          (64,626)             --             --
      --------        ---------      ----------     ----------
       215,960         (200,461)         15,989         32,227
      --------        ---------      ----------     ----------
            --               --         (14,648)       (29,732)
            --               --          (1,341)        (2,395)
            --               --              --            (93)
            --               --              --             (7)
      --------        ---------      ----------     ----------
            --               --         (15,989)       (32,227)
      --------        ---------      ----------     ----------
        12,439          (76,597)       (710,017)       451,936
        44,855            5,322         (20,984)       109,785
      --------        ---------      ----------     ----------
        57,294          (71,275)       (731,001)       561,721
      --------        ---------      ----------     ----------
       273,254         (271,736)       (731,001)       561,721
       483,332          755,068       2,581,370      2,019,649
      --------        ---------      ----------     ----------
      $756,586        $ 483,332      $1,850,369     $2,581,370
      ========        =========      ==========     ==========
      $    (12)       $     (16)     $       --     $       --
      ========        =========      ==========     ==========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2003
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate account contracts of Fortis Benefits Insurance Company. The Funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-six portfolios, two are included in these financial statements; they are Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund) and Hartford Series Fund II, Inc. (comprised of eleven portfolios, one is included in these financial statements; it is Hartford Growth Opportunities HLS Fund). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class the Fund based on the ratio of prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States:

     a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation and Investment Income -- Equity securities are valued at the last sales price reported on the principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the Funds utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in the Money Market Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments with maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

         The Funds use market prices in valuing portfolio securities, but may use fair value estimates, under procedures established by the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The Funds are supplied with information from an unaffiliated third party with respect to the fair value of foreign securities. Price movements in future contracts and ADRs, and various other indices may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations

--------------------------------------------------------------------------------

         from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

         Securities for which prices are not available from an independent pricing service, but where an active marker exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system.

         Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Funds' custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP ("Wellington") have interests in a joint repurchase agreement dated 12/31/03 each maturing 01/02/04 with the following brokers: $190,380 BNP Paribas Securities, 0.82%; $435,000 ABN Amro, 0.82%; and $1,070,000 UBS Securities, 0.84%. These joint repurchase agreements are collateralized by $1,325,076 U.S. Treasury Bonds 3.375% -- 12.750% due 11/15/10 -- 04/15/32 and $410,208 U.S. Treasury
         Notes 1.625% -- 4.250% due 12/31/04 -- 01/15/10. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Global Leaders HLS Fund............................  $32,221
        Hartford Growth Opportunities HLS Fund......................   31,538

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), have interests in a joint repurchase agreement dated 12/31/03 each maturing 01/02/04 with the following brokers: $180,326 UBS Warburg, 0.84%; and $150,000 RBS Greenwich Capital Markets, 0.84%. These joint repurchase agreements are collateralized by $336,910 U.S. Treasury Bonds 6.250% -- 13.250% due 11/15/09 -- 05/15/30. The maturity amount for the Hartford Money Market HLS Fund is $61,341.

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington. These

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2003, the Fund had no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- The Hartford Global Leaders HLS Fund and the Hartford Growth Opportunities HLS Fund may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which, would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Change in the value of the futures contracts may decrease the effectiveness of a Fund's strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise of close out, are marked-to-market net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received. The Fund's had no written option activity for the year ended December 31, 2003.

     g) Forward Foreign Currency Contracts -- As of December 31, 2003, Hartford Global Leaders HLS Fund and Hartford Growth Opportunities HLS Fund had entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets or other liabilities, as applicable, in the Fund's Statement of Net Assets.

         Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability

--------------------------------------------------------------------------------

        of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of December 31, 2003, the market value of securities loaned for the Hartford Global Leaders HLS Fund was $58,863 and the market value of collateral was $61,510. The market value of securities loaned for the Hartford Growth Opportunities HLS Fund was $31,563 and the market value of collateral was $32,513.

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carry forwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

        expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities and Other Investments -- Each HLS Fund is permitted to invest in illiquid securities or other investments. An HLS Fund will not, however, acquire illiquid securities or investments in 15% of its net assets (10% for the Money Market HLS Fund) would consist of such securities or other investments. "Illiquid" securities of investments are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the same price used to determine a HLS Fund's net asset value. An HLS Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are illiquid. Illiquid securities and investments also may be more difficult to value do to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. Each HLS Fund may purchase certain restricted securities (known as 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

         Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions);
         (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable. The following represents restricted securities of the Funds as of December 31, 2003:

                                                                                                             ACQUISITION
                                                                                                                COST
                                                                                                            PERCENTAGE OF
                                                                                              ACQUISITION    FUND'S NET     MARKET
          FUND                                 SECURITY              ACQUISITION DATE(S)         COST          ASSETS        VALUE
          ----                                 --------              -------------------      -----------   -------------   -------
                                           144A SECURITIES
          Hartford Global Leaders     Samsung Electronics Co.,    7/16/03, 10/1/03              $ 5,248          0.6%       $5,636
            HLS Fund                  Ltd., GDR
          Hartford Money Market HLS   Nationwide Building         7/17/03                        30,000          1.6        30,000
            Fund                      Society
          Hartford Money Market HLS   Honda Motor Corp.           10/20/03                       37,500          2.0        37,500
            Fund
          Hartford Money Market HLS   Bradford & Bingley PLC      12/8/03                        50,000          2.7        50,000
            Fund
          Hartford Money Market HLS   Cargill, Inc.               1/9/03                         25,000          1.4        25,000
            Fund
          Hartford Money Market HLS   Northern Rock PLC           1/16/03                        50,000          2.7        50,000
            Fund
                                     OTHER RESTRICTED SECURITIES
          Hartford Growth             Quanta Computer, Inc., GDR  12/16/03, 12/19/03,             1,471          0.2         1,438
            Opportunities HLS Fund                                12/22/03


                                      MARKET VALUE
                                      PERCENTAGE OF
                                       FUND'S NET
          FUND                           ASSETS
          ----                        -------------
          Hartford Global Leaders          0.7%
            HLS Fund
          Hartford Money Market HLS        1.6
            Fund
          Hartford Money Market HLS        2.0
            Fund
          Hartford Money Market HLS        2.7
            Fund
          Hartford Money Market HLS        1.4
            Fund
          Hartford Money Market HLS        2.7
            Fund
          Hartford Growth                  0.2
            Opportunities HLS Fund

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

                         HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.250%

--------------------------------------------------------------------------------

                        HARTFORD GLOBAL LEADERS HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525
On next $500 million...............................................     0.475
Over $1 billion....................................................     0.425

                     HARTFORD GROWTH OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.700%
Over $100 million..................................................     0.600

         Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to Hartford Global Leaders HLS Fund and Hartford Growth Opportunities HLS Fund.

         Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Hartford Money Market HLS Fund.

         Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the following Funds: Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

         Accounting Services Agreement -- Under the Fund Accounting Agreement between HL and each of the following Funds: Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund, HL provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets.

     c) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

     d) Expense Offset -- The Funds has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds' part of the commissions generated. Such rebates are used solely to reduce the Funds' operating expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $16 and $3, respectively. The total expense reduction represented an effective annual rate of 0.00% of the Funds' average net assets.

     e) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distribution Plan provides that each Fund pay annually 0.25% of the average daily net assets of a fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares.

         Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

         and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   INVESTMENT TRANSACTIONS:

     For the year ended December 31, 2003, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                       COST OF       SALES
        FUND                                                          PURCHASES     PROCEEDS
        ----                                                          ----------   ----------
        Hartford Global Leaders HLS Fund............................  $2,008,240   $1,966,897
        Hartford Growth Opportunities HLS Fund......................     900,376      836,145

5.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2003, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                   ACCUMULATED      ACCUMULATED
                                                                  ACCUMULATED      NET REALIZED     NET REALIZED
                                                                 NET INVESTMENT   GAIN (LOSS) ON   GAIN (LOSS) ON
        FUND                                                     INCOME (LOSS)     INVESTMENTS      INVESTMENTS
        ----                                                     --------------   --------------   --------------
        Hartford Global Leaders HLS Fund.......................       $222           $(2,706)          $2,484
        Hartford Growth Opportunities HLS Fund.................        344                69             (413)

TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

     As of December 31, 2003, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                       AGGREGATE      AGGREGATE
                                                                         GROSS          GROSS       NET UNREALIZED
                                                                       UNREALIZED     UNREALIZED    APPRECIATION/
        FUND                                               TAX COST   APPRECIATION   DEPRECIATION   (DEPRECIATION)
        ----                                               --------   ------------   ------------   --------------
        Hartford Global Leaders HLS Fund.................  $808,360     $117,868       $(2,405)        $115,463
        Hartford Growth Opportunities HLS Fund...........   674,043      134,173        (6,616)         127,557

6.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2003, the following Funds had capital loss carry forwards for U.S. federal tax purposes of approximately:

                                                                                  YEAR OF
        FUND                                                           AMOUNT    EXPIRATION
        ----                                                          --------   ----------
        Hartford Global Leaders HLS Fund............................  $115,095      2010
        Hartford Global Leaders HLS Fund............................    66,973      2009
        Hartford Growth Opportunities HLS Fund......................   128,757      2010
        Hartford Growth Opportunities HLS Fund......................    11,879      2009

     Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Global Leaders HLS Fund carry forwards may apply.

--------------------------------------------------------------------------------

     For the fiscal year ended December 31, 2003, the following Funds have elected to defer losses occurring between November 1, 2003 and December 31, 2003 as follows:

                                                                      CAPITAL LOSS   CURRENCY LOSS
        FUND                                                            DEFERRED       DEFERRED
        ----                                                          ------------   -------------
        Hartford Growth Opportunities HLS Fund......................     $  --            $14

7.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid during 2003 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Global Leaders HLS Fund............................  $ 3,122       $  --         $  --
        Hartford Money Market HLS Fund..............................   15,989          --            --

     The tax character of distributions paid during 2002 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Global Leaders HLS Fund............................  $ 5,899       $  --         $  --
        Hartford Money Market HLS Fund..............................   32,227          --            --

     As of December 31, 2003, the components of distributable earnings on tax basis were as follows:

                                                                                                      UNDISTRIBUTED
                                                                      UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                        ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                             INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                          -------------   -------------   --------------
        Hartford Global Leaders HLS Fund............................     $1,778           $  --          $115,483
        Hartford Growth Opportunities HLS Fund......................         --              --           127,563

8.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the year ended December 31, 2003:

                                                                         HARTFORD GROWTH
                                          HARTFORD GLOBAL LEADERS         OPPORTUNITIES          HARTFORD MONEY MARKET
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       54,563   $   690,769        7,982   $   166,767    5,510,526   $ 5,510,526
        Shares issued in merger........          953        11,029           --            --           --            --
        Shares issued on reinvestment
          of distributions.............          192         2,799           --            --       14,649        14,649
        Shares redeemed................      (56,200)     (708,878)      (7,578)     (154,328)  (6,235,192)   (6,235,192)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         (492)  $    (4,281)         404   $    12,439     (710,017)  $  (710,017)
                                         ===========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                         HARTFORD GROWTH
                                          HARTFORD GLOBAL LEADERS         OPPORTUNITIES          HARTFORD MONEY MARKET
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................        4,176   $    54,489        2,313   $    46,768      289,678   $   289,678
        Shares issued on reinvestment
          of distributions.............           18           323           --            --        1,341         1,341
        Shares redeemed................         (664)       (8,289)         (94)       (1,913)    (312,003)     (312,003)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       (3,530)  $    46,523        2,219   $    44,855      (20,984)  $   (20,984)
                                         ===========   ===========   ==========   ===========   ==========   ===========

     The following information is for the year ended December 31, 2002:

                                                                         HARTFORD GROWTH
                                          HARTFORD GLOBAL LEADERS         OPPORTUNITIES          HARTFORD MONEY MARKET
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      453,367   $   595,753        1,112   $    20,116    7,433,161   $ 7,433,161
        Shares issued in merger........      183,081       253,327           --            --      122,443       122,443
        Shares issued on reinvestment
          of distributions.............          727         5,462           --            --       29,756        29,756
        Shares redeemed................     (474,221)     (656,987)      (5,284)      (96,713)  (7,133,424)   (7,133,424)
        Shares in 1 for 10 stock
          split........................     (451,449)           --           --            --           --            --
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (288,495)  $   197,555       (4,162)  $   (76,597)     451,936   $   451,936
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                                                         HARTFORD GROWTH
                                          HARTFORD GLOBAL LEADERS         OPPORTUNITIES          HARTFORD MONEY MARKET
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       17,083   $    25,478          329   $     5,419      390,278   $   390,278
        Shares issued on reinvestment
          of distributions.............           52           437           --            --        2,405         2,405
        Shares redeemed................       (6,221)       (8,125)          (6)          (97)    (282,898)     (282,898)
        Shares in 1 for 10 stock
          split........................      (40,358)           --           --            --           --            --
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (29,443)  $    17,790          323   $     5,322      109,785   $   109,785
                                         ===========   ===========   ==========   ===========   ==========   ===========

9.   LINE OF CREDIT:

     The Hartford Global Leaders HLS Fund and the Hartford Growth Opportunities HLS Fund participate in a $550,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purpose. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires an eight basis fee to be paid, to State Street Bank, based on the amount of the commitment, which has not been utilized. For the year ended December 31, 2003, the Funds did not have any borrowings under this facility.

10. REVERSE STOCK SPLIT:

     On November 22, 2002, a reverse stock split was declared for Hartford Global Leaders HLS Fund at a one to ten ratio.

--------------------------------------------------------------------------------

11. FUND MERGERS:

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2003: At a special meeting of shareholders, held on January 15, 2003, shareholders of Hartford Global Equity HLS Fund ("Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

         Hartford Global Equity HLS Fund merged into Hartford Global Leaders HLS Fund

     Under the terms of the Plan, and pursuant to the approval by shareholders of the Target Fund, the assets of the Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. The Acquiring Fund acquired the Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by the Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD GLOBAL LEADERS HLS FUND                              CLASS IA   CLASS IB
        --------------------------------                              --------   --------
        Net assets of Hartford Global Equity HLS Fund on January 24,
          2003......................................................  $ 11,029   $    --
        Hartford Global Equity HLS Fund shares exchanged............     1,498        --
        Hartford Global Leaders HLS Fund shares issued..............       953        --
        Net assets of Hartford Global Leaders HLS Fund immediately
          before the merger.........................................  $574,009   $57,372
        Net assets of Hartford Global Leaders HLS Fund immediately
          after the merger..........................................  $585,038   $57,372

     The Hartford Global Equity HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of January 24, 2003:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Hartford Global Equity HLS Fund...........................     $(1,039)          $(37)         $14,557

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2002: At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Global Growth Series and Fortis Money Market Series (each a "Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

         Fortis Global Growth Series merged into Hartford Global Leaders HLS
         Fund

         Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Fortis Fund, the assets of each Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Funds (the "Hartford Fund") on April 30, 2002. The Hartford Fund acquired the Fortis Fund's assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD GLOBAL LEADERS HLS FUND                               CLASS IA    CLASS IB
        --------------------------------                              ----------   --------
        Net assets of Fortis Global Growth on April 30, 2002........  $  253,327   $     --
        Fortis Global Growth shares exchanged.......................      17,918         --
        Hartford Global Leaders shares issued.......................     183,081         --
        Net assets of Hartford Global Leaders immediately before the
          merger....................................................  $  469,286   $ 52,090
        Net assets of Hartford Global Leaders immediately after the
          merger....................................................  $  722,613   $ 52,090

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

        HARTFORD MONEY MARKET HLS FUND, INC.                           CLASS IA    CLASS IB
        ------------------------------------                          ----------   --------
        Net assets of Fortis Money Market on April 30, 2002.........  $  122,443   $     --
        Fortis Money Market shares exchanged........................      11,346         --
        Hartford Money Market shares issued.........................     122,443         --
        Net assets of Hartford Money Market immediately before the
          merger....................................................  $1,794,364   $166,561
        Net assets of Hartford Money Market immediately after the
          merger....................................................  $1,916,807   $166,561

     The Fortis Global Growth Series and Fortis Money Market Series had unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as follows:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Fortis Global Growth Series...............................      $9,623         $(3,966)       $247,671
        Fortis Money Market Series................................          --              --         122,443

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      -- SELECTED PER-SHARE DATA(4) --
                                                   -------------------------------------------------------------------
                                                                              NET REALIZED
                                                                                  AND
                                                   NET ASSET       NET         UNREALIZED       TOTAL       DIVIDENDS
                                                   VALUE AT     INVESTMENT        GAIN           FROM        FROM NET
                                                   BEGINNING      INCOME       (LOSS) ON      INVESTMENT    INVESTMENT
                                                   OF PERIOD      (LOSS)      INVESTMENTS     OPERATIONS      INCOME
                                                   ---------    ----------    ------------    ----------    ----------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................  $ 11.50       $ 0.07         $ 4.02         $ 4.09        $(0.06)
   Class IB.......................................    11.47         0.04           4.00           4.04         (0.04)
   For the Year Ended December 31, 2002
   Class IA.......................................    14.43(5)      0.13(5)       (2.95)(5)      (2.82)(5)     (0.11)(5)
   Class IB.......................................    14.40(5)      0.12(5)       (2.96)(5)      (2.84)(5)     (0.09)(5)
   For the Year Ended December 31, 2001
   Class IA.......................................    17.59(5)      0.11(5)       (3.02)(5)      (2.91)(5)     (0.08)(5)
   Class IB.......................................    17.57(5)      0.08(5)       (3.02)(5)      (2.94)(5)     (0.06)(5)
   For the Year Ended December 31, 2000
   Class IA.......................................    19.13(5)      0.08(5)       (1.42)(5)      (1.34)(5)     (0.09)(5)
   Class IB.......................................    19.12(5)     (0.06)(5)      (1.30)(5)      (1.36)(5)     (0.08)(5)
   For the Year Ended December 31, 1999
   Class IA.......................................    12.85(5)      0.03(5)        6.42(5)        6.45(5)      (0.03)(5)
   Class IB.......................................    12.85(5)      0.07(5)        6.34(5)        6.41(5)         --(5)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................    16.40        (0.01)          7.18           7.17            --
   Class IB.......................................    16.37        (0.01)          7.12           7.11            --
   For the Year Ended December 31, 2002
   Class IA.......................................    22.66        (0.03)         (6.23)         (6.26)           --
   From inception April, 30 2002 through December
     31, 2002
     Class IB.....................................    21.16        (0.01)         (4.78)         (4.79)           --
   For the Year Ended December 31, 2001
   Class IA.......................................    40.66           --          (9.21)         (9.21)           --
   For the Year Ended December 31, 2000
   Class IA.......................................    45.14        (0.03)          2.99           2.96            --
   For the Year Ended December 31, 1999
   Class IA.......................................    41.09        (0.05)         17.42          17.37         (0.09)
HARTFORD MONEY MARKET HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................     1.00         0.01             --           0.01         (0.01)
   Class IB.......................................     1.00           --             --             --            --
   For the Year Ended December 31, 2002
   Class IA.......................................     1.00         0.01             --           0.01         (0.01)
   Class IB.......................................     1.00         0.01             --           0.01         (0.01)
   For the Year Ended December 31, 2001
   Class IA.......................................     1.00         0.04             --           0.04         (0.04)
   Class IB.......................................     1.00         0.04             --           0.04         (0.04)
   For the Year Ended December 31, 2000
   Class IA.......................................     1.00         0.06             --           0.06         (0.06)
   Class IB.......................................     1.00         0.06             --           0.06         (0.06)
   For the Year Ended December 31, 1999
   Class IA.......................................     1.00         0.07             --           0.07         (0.07)
   Class IB.......................................     1.00         0.07             --           0.07         (0.07)

                                                                  -- SELECTED PER-SHARE DATA(4) --
                                                    ----------------------------------------------

                                                                     DISTRIBUTIONS
                                                      DIVIDENDS          FROM
                                                     IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                                    NET INVESTMENT     GAINS ON          FROM
                                                        INCOME        INVESTMENTS       CAPITAL
                                                    --------------   -------------   -------------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................      $   --          $    --         $   --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA.......................................          --(5)            --(5)          --(5)
   Class IB.......................................          --(5)            --(5)          --(5)
   For the Year Ended December 31, 2001
   Class IA.......................................          --(5)         (0.17)(5)         --(5)
   Class IB.......................................          --(5)         (0.17)(5)         --(5)
   For the Year Ended December 31, 2000
   Class IA.......................................          --(5)         (0.11)(5)         --(5)
   Class IB.......................................          --(5)         (0.11)(5)         --(5)
   For the Year Ended December 31, 1999
   Class IA.......................................          --(5)         (0.14)(5)         --(5)
   Class IB.......................................          --(5)         (0.14)(5)         --(5)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA.......................................          --               --             --
   From inception April, 30 2002 through December
     31, 2002
     Class IB.....................................          --               --             --
   For the Year Ended December 31, 2001
   Class IA.......................................          --            (8.79)            --
   For the Year Ended December 31, 2000
   Class IA.......................................          --            (7.44)            --
   For the Year Ended December 31, 1999
   Class IA.......................................          --           (13.23)            --
HARTFORD MONEY MARKET HLS FUND
   For the Year Ended December 31, 2003
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2001
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 2000
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --
   For the Year Ended December 31, 1999
   Class IA.......................................          --               --             --
   Class IB.......................................          --               --             --

---------------
 (1) Annualized.
 (2) Not annualized.
 (3) Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisers) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
 (4) Per shares amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002. (See Note 11(a)).
 (5) Information presented relates to a share of capital stock outstanding for the indicated period.
 (6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (7) Returns include the Fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------

                                                                                     RATIO OF
                    NET INCREASE                                   NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                     AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT        TOTAL          PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN (7)   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ----------   ---------------   -------------
       $ (0.06)        $  4.03         $15.53          35.57%      $   728,049         0.80%
         (0.04)           4.00          15.47          35.24           129,315         1.05
         (0.11)(5)       (2.93)(5)      11.50(5)      (19.51)          544,901         0.81
         (0.09)(5)       (2.93)(5)      11.47(5)      (19.70)           55,421         1.03
         (0.25)(5)       (3.16)(5)      14.43(5)      (16.58)          484,661         0.81
         (0.23)(5)       (3.17)(5)      14.40(5)      (16.73)           49,356         0.99
         (0.20)(5)       (1.54)(5)      17.59(5)       (7.06)          572,517         0.81
         (0.19)(5)       (1.55)(5)      17.57(5)       (7.22)           25,869         0.99
         (0.17)(5)        6.28(5)       19.13(5)       50.37           179,675         0.86
         (0.14)(5)        6.27(5)       19.12(5)       50.11                69         1.04
            --            7.17          23.57          43.79           696,900         0.64
            --            7.11          23.48          43.43            59,686         0.89
            --           (6.26)         16.40         (27.65)          478,045         0.66
            --           (4.79)         16.37         (22.65)(2)         5,287         0.84(1)
         (8.79)         (18.00)         22.66         (22.85)          755,068         0.65
         (7.44)          (4.48)         40.66           3.99         1,063,005         0.64
        (13.32)           4.05          45.14          55.17         1,044,728         0.66
         (0.01)             --           1.00           0.75         1,609,439         0.49
            --              --           1.00           0.50           240,930         0.74
         (0.01)             --           1.00           1.47         2,319,456         0.49
         (0.01)             --           1.00           1.24           261,914         0.72
         (0.04)             --           1.00           3.87         1,867,520         0.48
         (0.04)             --           1.00           3.68           152,129         0.66
         (0.06)             --           1.00           6.10         1,242,275         0.48
         (0.06)             --           1.00           5.91            36,270         0.66
         (0.07)             --           1.00           4.89         1,257,436         0.47
         (0.07)             --           1.00           4.71             8,804         0.65

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(6)
     --------------   ----------   ---------
          0.80%          0.54%        292%
          1.05           0.29         292
          0.81           1.06         324
          1.06           0.84         324
          0.81           0.71         363
          1.06           0.53         363
          0.81           0.63         367
          1.06           0.45         367
          0.91           0.54(3)      207
          1.16           0.36(3)      207
          0.64          (0.05)        145
          0.89          (0.30)        145
          0.66          (0.16)        189
          0.84(1)       (0.10)(1)     189
          0.65          (0.01)        228
          0.64          (0.08)        120
          0.66          (0.18)        175
          0.49           0.75          --
          0.74           0.50          --
          0.49           1.43          --
          0.74           1.20          --
          0.48           3.58          --
          0.73           3.40          --
          0.48           5.91          --
          0.73           5.73          --
          0.47           4.81          --
          0.72           4.63          --

 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

 TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
 HARTFORD HLS SERIES FUND II, INC. AND
 HARTFORD SERIES FUND, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statements of net assets of the Hartford Growth Opportunities HLS Fund (one of the portfolios comprising Hartford HLS Series Fund II, Inc.) and the Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund (two of the portfolios comprising Hartford Series Fund, Inc.) (collectively, the "Funds") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 for the Hartford Series Fund, Inc. were audited by other auditors who have ceased operations and whose report, dated February 6, 2002, expressed an unqualified opinion on those financial highlights. The financial highlights for each of the three years in the period ended December 31, 2001 for the Hartford HLS Series Fund II, Inc. were audited by other auditors whose report, dated February 8, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds identified above at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTOR AND OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Boards of Directors ("Boards") are responsible for overall management of the Funds. The Boards may exercise all powers of the Funds, except those powers that are conferred solely upon or reserved to the shareholders. The following table provides information about the Funds' directors and officers. The business address for all directors and officers is c/o Hartford HLS Funds, P.O. Box 2999, Hartford, CT 06104-2999, except for Tamara L. Fagely and Robert W. Beltz, Jr., whose business address is 500 Bielenberg Dr., Woodbury, MN 55125.
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED:
                             WITH THE      --------------           PRINCIPAL OCCUPATION(S)
NAME AND AGE                COMPANIES      SF(1)   SF(2)              DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
LYNN S. BIRDSONG          Director         2003     2003   From 1979 to 2002, Mr. Birdsong was a
(age 57)                                                   managing director of Zurich Scudder
                                                           Investments, an investment management
                                                           firm. In 2003, Mr. Birdsong became an
                                                           independent director of the Atlantic
                                                           Whitehall Funds and The Japan Fund;
                                                           during his employment with Scudder, he
                                                           was an interested director of The Japan
                                                           Fund. Since 1981, Mr. Birdsong has been a
                                                           partner in Birdsong Company, an
                                                           advertising specialty firm. He is also a
                                                           Director of The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II, Inc.
                                                           and The Hartford Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN       Director         1995(3)  2002   Ms. Coleman has served as President of
(age 71)                                                   Saint Joseph College since 1991 and
                                                           President of Cashel House, Ltd. (retail)
                                                           since 1985. She is also a Director of The
                                                           Hartford Mutual Funds, Inc., The Hartford
                                                           Mutual Funds II, Inc. and The Hartford
                                                           Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
ROBERT M. GAVIN           Director         2002     1986   Dr. Gavin is an educational consultant.
(age 63)                                                   Prior to September 1, 2001, he was
                                                           President of Cranbrook Education
                                                           Community; and prior to July 1996, he was
                                                           President of Macalester College, St.
                                                           Paul, Minnesota. He is also a Director of
                                                           The Hartford Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II, Inc. and The
                                                           Hartford Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
DUANE E. HILL             Director         2001     2002   Mr. Hill is Partner Emeritus and a
(age 58)                                                   founding partner of TSG Capital Group, a
                                                           private equity investment firm that
                                                           serves as sponsor and lead investor in
                                                           leveraged buyouts of middle market
                                                           companies. Mr. Hill is also a Partner of
                                                           TSG Ventures L.P., a private equity
                                                           investment company that invests primarily
                                                           in minority-owned small businesses. He is
                                                           also a Director of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual Funds
                                                           II, Inc. and The Hartford Income Shares
                                                           Fund, Inc.
----------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON       Director         2002     2000   Mr. Peterson is a mutual fund industry
(age 59)                                                   consultant. He was a partner of KPMG LLP
                                                           until July 1999. In January 2004, Mr.
                                                           Peterson was appointed independent
                                                           president of the Strong Mutual Funds. He
                                                           is also a Director of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual Funds
                                                           II, Inc. and The Hartford Income Shares
                                                           Fund, Inc.
----------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------

                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
LYNN S. BIRDSONG               72        N/A
(age 57)

----------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN            72        N/A
(age 71)

----------------------------------------------------------------------------------------------------
ROBERT M. GAVIN                72        Dr. Gavin is a
(age 63)                                 Director of Systems
                                         & Computer
                                         Technology
                                         Corporation.

----------------------------------------------------------------------------------------------------
DUANE E. HILL                  72        N/A
(age 58)

----------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON            72        N/A
(age 59)

----------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED:
                             WITH THE      --------------           PRINCIPAL OCCUPATION(S)
NAME AND AGE                COMPANIES      SF(1)   SF(2)              DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.     Director         1977(3)  2002   Mr. Pryor has served as Managing Director
(age 70)                                                   of Pryor & Clark Company (real estate
                                                           investment), Hartford, Connecticut, since
                                                           June 1992. He is also a Director of The
                                                           Hartford Mutual Funds, Inc., The Hartford
                                                           Mutual Funds II, Inc., and The Hartford
                                                           Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS
-------------------------------------------------------------
THOMAS M. MARRA(4)        Director and     2002     2002   Mr. Marra is President and Chief
(age 45)                  Chairman of                      Operating Officer of Hartford Life, Inc.
                          the Board                        He is also a member of the Board of
                                                           Directors and a member of the Office of
                                                           the Chairman for The Hartford Financial
                                                           Services Group, Inc. ("The Hartford"),
                                                           the parent company of Hartford Life. Mr.
                                                           Marra was named President of Hartford
                                                           Life in 2001 and COO in 2000, and served
                                                           as Director of Hartford Life's Investment
                                                           Products Division from 1998 to 2000. He
                                                           was head of the company's Individual Life
                                                           and Annuities Division from 1994 to 1998
                                                           after being promoted to Senior Vice
                                                           President in 1994 and to Executive Vice
                                                           President in 1996. Mr. Marra is also a
                                                           Managing Member and President of Hartford
                                                           Investment Financial Services, LLC
                                                           ("HIFSCO") and HL Investment Advisors LLC
                                                           ("HL Advisors"). He is also a Director
                                                           and Chairman of the Board of The Hartford
                                                           Mutual Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford Income
                                                           Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
LOWNDES A. SMITH(4)       Director         1996     2002   Mr. Smith served as Vice Chairman of The
(age 64)                                                   Hartford from February 1997 to January
                                                           2002, as President and Chief Executive
                                                           Officer of Hartford Life, Inc. from
                                                           February 1997 to January 2002, and as
                                                           President and Chief Operating Officer of
                                                           The Hartford Life Insurance Companies
                                                           from January 1989 to January 2002. Mr.
                                                           Smith is also a Director of The Hartford
                                                           Mutual Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford Income
                                                           Shares Fund, Inc.
----------------------------------------------------------------------------------------------------

MILLARD H. PRYOR, JR.          72        Mr. Pryor is a
(age 70)                                 Director of Infodata
                                         Systems, Inc.
                                         (software company)
                                         and CompuDyne
                                         Corporation
                                         (security products
                                         and services) and
                                         August Financial
                                         Holding Company
                                         (advisory services).
----------------------------------------------------------------------------------------------------
THOMAS M. MARRA(4)             72        Mr. Marra is a
(age 45)                                 member of the Board
                                         of Directors of The
                                         Hartford.

----------------------------------------------------------------------------------------------------
LOWNDES A. SMITH(4)            72        N/A
(age 64)

----------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
----------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED
                             WITH THE      --------------           PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       SF(1)   SF2(2)             DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI(4)  President and    1999     2001   Mr. Znamierowski currently serves as
(age 43)                  Director(5)                      President of Hartford Investment
                                                           Management Company ("Hartford
                                                           Investment"), Senior Vice President for
                                                           Hartford Life, Inc., and Senior Vice
                                                           President and Chief Investment Officer
                                                           for Hartford Life Insurance Company. Mr.
                                                           Znamierowski is also a Managing Member
                                                           and Senior Vice President of HIFSCO and
                                                           HL Advisors. Mr. Znamierowski is Group
                                                           Senior Vice President and Chief
                                                           Investment Officer for The Hartford. In
                                                           addition, he serves as President and
                                                           Director of The Hartford Mutual Funds,
                                                           Inc. and as President of The Hartford
                                                           Mutual Funds II, Inc. and The Hartford
                                                           Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.      Vice President   2002     1993   Mr. Beltz currently serves as Vice
(age 54)                                                   President Securities Operations of
                                                           Hartford Administrative Services Company
                                                           ("HASCO"). Since December 2001, he has
                                                           served as Assistant Vice President of
                                                           Hartford Life Insurance Company. In
                                                           addition, he is Vice President of The
                                                           Hartford Mutual Funds, Inc., The Hartford
                                                           Mutual Funds II, Inc. and The Hartford
                                                           Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
KEVIN J. CARR             Vice President   1996     2001   Mr. Carr has served as The Hartford's
(age 49)                  and Secretary                    Assistant General Counsel since 1999,
                                                           Counsel since November 1996 and Associate
                                                           Counsel since November 1995. Mr. Carr is
                                                           also Vice President and Assistant
                                                           Secretary of HL Advisors and HIFSCO and
                                                           Assistant Secretary of Hartford
                                                           Investment. He is also Vice President and
                                                           Secretary of The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II, Inc.
                                                           and The Hartford Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.   Vice President   2002     2002   Mr. Davison is a Managing Director and
(age 46)                                                   Director of the Funds Management Group of
                                                           Hartford Investment. Mr. Davison is also
                                                           a Senior Vice President of HIFSCO and HL
                                                           Advisors. In addition, he serves as Vice
                                                           President of The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II, Inc.
                                                           and The Hartford Income Shares Fund, Inc.
----------------------------------------------------------------------------------------------------
TAMARA L. FAGELY          Vice President   2002     1993   Ms. Fagely has been Vice President of
(age 45)                                                   HASCO since 1998. Prior to 1998, she was
                                                           Second Vice President of HASCO. Since
                                                           December 2001, she has served as
                                                           Assistant Vice President of Hartford Life
                                                           Insurance Company. In addition, she is
                                                           Controller of HIFSCO and Vice President,
                                                           Controller and Treasurer of The Hartford
                                                           Mutual Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford Income
                                                           Shares Fund, Inc.
----------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND  INTERESTED DIRECTORS AND OFFICERS
------------------------  -----------------------------------

                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
DAVID M. ZNAMIEROWSKI(4)       53        N/A
(age 43)

----------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.          N/A        N/A
(age 54)

----------------------------------------------------------------------------------------------------
KEVIN J. CARR                 N/A        N/A
(age 49)

----------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.       N/A        N/A
(age 46)

----------------------------------------------------------------------------------------------------
TAMARA L. FAGELY              N/A        N/A
(age 45)

----------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
----------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED
                             WITH THE      --------------           PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       SF(1)   SF2(2)             DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
BRUCE FERRIS              Vice President   2002     2002   Mr. Ferris serves as Senior Vice
(age 48)                                                   President and a Director of Sales and
                                                           Marketing in the Investment Products
                                                           Division of Hartford Life Insurance
                                                           Company. He is also a Managing Member of
                                                           HL Advisors. In addition, Mr. Ferris is
                                                           Vice President of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual Funds
                                                           II, Inc. and The Hartford Income Shares
                                                           Fund, Inc.
----------------------------------------------------------------------------------------------------
MARY JANE FORTIN          Vice President   2003     2003   Ms. Fortin is Senior Vice President and
(age 39)                                                   Director of Mutual Funds and 529 Programs
                                                           for Hartford Life. In addition, she is
                                                           Vice President of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual Funds
                                                           II, Inc. and The Hartford Income Shares
                                                           Fund, Inc. Previously, Ms. Fortin served
                                                           as Senior Vice President and Chief
                                                           Accounting Officer of Hartford Life. She
                                                           joined Hartford Life in 1997.
----------------------------------------------------------------------------------------------------
GEORGE R. JAY             Vice             1996     2001   Mr. Jay serves as Assistant Vice
(age 51)                  President,                       President of Hartford Life Insurance
                          Controller and                   Company's Equity Products Department. He
                          Treasurer                        is also Controller of HL Advisors and
                                                           Vice President of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual Funds
                                                           II, Inc. and The Hartford Income Shares
                                                           Fund, Inc.
----------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE          Vice President   2000     2001   Mr. Joyce currently serves as Senior Vice
(age 44)                                                   President and Director of the
                                                           Institutional Products Group for Hartford
                                                           Life Insurance Company. Mr. Joyce is also
                                                           Senior Vice President HL Advisors and
                                                           Vice President of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual Funds
                                                           II, Inc. and The Hartford Income Shares
                                                           Fund, Inc. Previously, he served as Vice
                                                           President (1997-1999) and Assistant Vice
                                                           President (1994-1997) of Hartford Life
                                                           Insurance Company.
----------------------------------------------------------------------------------------------------
DAVID N. LEVENSON         Vice President   2000     2001   Mr. Levenson serves as Senior Vice
(age 37)                                                   President of Hartford Life Insurance
                                                           Company's Retail Product Management Group
                                                           and is responsible for all retail product
                                                           management and profitability. Mr.
                                                           Levenson is also a Senior Vice President
                                                           of HIFSCO. In addition, he serves as Vice
                                                           President of The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II, Inc.
                                                           and The Hartford Income Shares Fund, Inc.
                                                           Mr. Levenson joined The Hartford in 1995.
----------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND  INTERESTED DIRECTORS AND OFFICERS
------------------------  -----------------------------------

                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
BRUCE FERRIS                  N/A        N/A
(age 48)

----------------------------------------------------------------------------------------------------
MARY JANE FORTIN              N/A        N/A
(age 39)

----------------------------------------------------------------------------------------------------
GEORGE R. JAY                 N/A        N/A
(age 51)

----------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE              N/A        N/A
(age 44)

----------------------------------------------------------------------------------------------------
DAVID N. LEVENSON             N/A        N/A
(age 37)

----------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
----------------------------------------------------------------------------------------------------
                                              TERM OF
                                            OFFICE* AND
                                             LENGTH OF
                          POSITION HELD     TIME SERVED
                             WITH THE      --------------           PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       SF(1)   SF2(2)             DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
JOHN C. WALTERS           Vice President   2000     2001   Mr. Walters serves as Executive Vice
(age 41)                                                   President and Director of the Investment
                                                           Products Division of Hartford Life
                                                           Insurance Company. Mr. Walters is also a
                                                           Managing Member and Executive Vice
                                                           President of HIFSCO and HL Advisors. In
                                                           addition, he is Vice President of The
                                                           Hartford Mutual Funds, Inc., The Hartford
                                                           Mutual Funds II, Inc. and The Hartford
                                                           Income Shares Fund, Inc. Previously, Mr.
                                                           Walters was with First Union Securities.
----------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND  INTERESTED DIRECTORS AND OFFICERS
------------------------  -----------------------------------

                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
JOHN C. WALTERS               N/A        N/A
(age 41)
----------------------------------------------------------------------------------------------------

 * Each director and officer may serve until his or her successor is elected and qualifies.

(1) Hartford Series Fund, Inc.

(2) Hartford HLS Series Fund II, Inc.

(3) Ms. Coleman and Mr. Pryor served as directors, beginning in 1995 and 1977, respectively, of certain Maryland corporations (each of which was registered with the SEC as an open-end management investment company) that were reorganized as investment portfolios (series) of Hartford Series Fund, Inc. on August 28, 2002.

(4) "Interested person" of each Company as defined in the Investment Company Act of 1940 because of the person's affiliation with or equity ownership of [Hartford Investment Financial Services, LLC] or affiliated companies.

(5) President and Director of Hartford Series Fund, Inc.; President but not Director of Hartford HLS Series Fund II, Inc.

The Funds' Statements of Additional Information (SAI) include further information about fund directors and are available without charge upon request by calling 1-800-862-6668 or writing: Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                      (This page intentionally left blank)

       WFPASSAR-1-04 Printed in U.S.A. (c) 2004 The Hartford, Hartford, CT 06115














____________________
                                                                      PRESORTED
The Hartford                                                          STANDARD
P.O. Box 5085                                                       U.S. POSTAGE
Hartford, CT 06102-5085                                                 PAID
                                                                     HUDSON, MA
____________________                                                PERMIT NO. 6

                                 ANNUAL REPORT




                                [HARTFORD LOGO]
                                    HARTFORD
                                    LEADERS
                    suite of tax-deferred variable annuities







                        HARTFORD LIFE INSURANCE COMPANY
                   HARTFORD LIFE & ANNUITY INSURANCE COMPANY
                               December 31, 2003

IMPORTANT NOTICE TO CONTRACT OWNERS

The Hartford is committed to doing what we can to prevent improper trading activity within our products, and will continue to react to industry "best practices" with respect to this type of activity. We have recently enhanced the language in our variable annuity prospectus surrounding our transfer restrictions by adding the following language to our prospectus:

The underlying Funds are available for use with many different variable annuity products, variable life insurance policies, and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, we currently do not have the ability to restrict transfers into the Hartford Money Market HLS Fund with respect to certain owners of older Contracts issued by us. The effect on you may include higher transaction costs or lower performance.

To obtain a copy of our latest prospectus for or variable annuity or the underlying funds, please log on to www.hartfordinvestor.com or call 800-862-6668.
________________________________________________________________________

ARE NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY | MAY LOSE VALUE
________________________________________________________________________

ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE
________________________________________________________________________


                                                                  [NO FDIC LOGO]
                                                                  [NO BANK LOGO]

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNT                                                           VALUE #
---------                                                        ----------
COMMERCIAL PAPER -- 35.0%
$@50,000    Bradford & Bingley PLC
              1.15% due 01/07/05..............................   $   50,000
  55,000    Cafco
              1.08% due 02/18/04..............................       54,921
  36,500    Diageo Capital PLC
              0.00% due 03/18/04..............................       36,411
  42,500    du Pont (E.I.) de Nemours & Co.
              0.00% due 02/10/04..............................       42,450
  50,000    Household Finance Corp.
              1.08% due 01/06/04..............................       49,993
  25,000    Nationwide Building Society
              0.00% due 01/07/04..............................       24,995
  45,391    Old Line Funding Corp.
              0.00% due 01/23/04..............................       45,360
  55,000    Preferred Receivable Funding
              0.00% due 02/04/04..............................       54,944
  55,000    Province of Quebec
              1.07% due 01/28/04..............................       54,956
  42,500    Sara Lee
              1.15% due 02/06/04..............................       42,451
  55,000    Sheffield Receivable Corp.
              0.00% due 01/26/04..............................       54,958
  50,000    Spintab
              0.00% due 02/03/04..............................       49,950
  44,507    Svenska Handelsbanken
              0.00% due 02/17/04..............................       44,444
  42,500    Toyota Motor Credit Corp.
              1.06% due 01/22/04..............................       42,474
                                                                 ----------
                                                                    648,307
                                                                 ----------
            Total commercial paper............................   $  648,307
                                                                 ==========
CORPORATE NOTES -- 58.7%
$ 40,000    American Express Credit
              1.261% due 12/27/04.............................   $   40,065
   8,500    American Express Credit
              1.274% due 12/16/04.............................        8,513
  42,500    American General Finance
              1.34% due 08/06/04..............................       42,554
  17,000    Bank One Corp.
              1.45% due 02/20/04..............................       17,007
  25,000    Bear Stearns Co., Inc.
              1.319% due 02/12/04.............................       25,004
   8,500    Bear Stearns Co., Inc.
              1.423% due 06/01/04.............................        8,510
   8,500    Bear Stearns Co., Inc.
              1.56% due 09/21/04..............................        8,525
 @25,000    Cargill, Inc.
              1.16% due 01/14/04..............................       25,000
  43,000    Caterpillar, Inc.
              1.323% due 08/02/04.............................       43,051
  42,000    Citigroup Global
              1.29% due 06/17/04..............................       42,030

PRINCIPAL                                                          MARKET
 AMOUNT                                                           VALUE #
---------                                                        ----------
$ 13,320    Diageo Capital PLC
              6.625% due 06/24/04.............................   $   13,660
  50,000    Federal Home Loan Bank
              1.50% due 12/24/04..............................       50,000
  30,000    Federal Home Loan Mortgage Association
              1.25% due 08/27/04..............................       30,000
  50,000    Federal Home Loan Mortgage Association
              1.40% due 11/03/04..............................       50,000
  50,000    Federal National Mortgage Association
              1.43% due 11/15/04..............................       50,000
  50,000    Fleet Financial Group
              1.41% due 02/19/04..............................       50,014
  22,000    General Electric Capital Corp.
              1.141% due 01/28/04.............................       22,001
  39,000    General Electric Capital Corp.
              6.875% due 09/15/04.............................       40,528
  50,000    Goldman Sachs Group LP
              1.11% due 10/25/04..............................       50,000
 @37,500    Honda Motor Corp.
              1.12% due 10/22/04..............................       37,500
  51,000    IBM Corp.
              1.295% due 09/27/04.............................       51,067
  48,750    Key Bank N.A.
              1.298% due 03/01/04.............................       48,763
  34,230    Lehman Brother Holdings, Inc.
              6.625% due 04/01/04.............................       34,681
  20,000    Merrill Lynch & Co., Inc.
              1.37% due 08/09/04..............................       20,029
  17,000    Merrill Lynch & Co., Inc.
              1.42% due 06/11/04..............................       17,023
  55,000    Morgan (J.P.) Chase & Co.
              1.285% due 02/05/04.............................       55,008
  54,000    Morgan Stanley Group
              1.33% due 03/19/04..............................       54,023
 @30,000    Nationwide Building Society
              1.14% due 07/23/04..............................       30,000
 @50,000    Northern Rock PLC
              1.15% due 01/16/04..............................       50,000
  42,000    Washington Mutual Bank
              1.159% due 07/29/04.............................       41,997
  30,000    Wells Fargo & Co.
              1.103% due 01/14/04.............................       30,000
                                                                 ----------
                                                                  1,086,553
                                                                 ----------
            Total corporate notes.............................   $1,086,553
                                                                 ==========
SHORT-TERM SECURITIES -- 3.3%
            REPURCHASE AGREEMENTS -- 3.3%
$ 61,338    Joint Repurchase Agreement (See Note 2(c)) 0.84%
              due 01/02/04....................................   $   61,338
                                                                 ----------
            Total short-term securities.......................   $   61,338
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              MARKET
                                                             VALUE #
                                                            ----------
DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost $648,307)............   35.0%  $  648,307
Total corporate notes (cost $1,086,553)...........   58.7    1,086,553
Total repurchase agreements (cost $61,338)........    3.3       61,338
                                                    -----   ----------
Total investment in securities (total cost
  $1,796,198).....................................   97.0    1,796,198
Cash, receivables and other assets................    3.0       55,266
Dividends payable.................................   (0.0)      (1,005)
Other liabilities.................................   (0.0)         (90)
                                                    -----   ----------
Net assets........................................  100.0%  $1,850,369
                                                    =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 7,000,000
  shares authorized; 1,850,369 shares outstanding...  $    1,850
Paid in capital.....................................   1,848,519
                                                      ----------
Net assets..........................................  $1,850,369
                                                      ==========

Class IA
  Net asset value per share ($1,609,439 / 1,609,439
    shares outstanding) (6,000,000 shares authorized)...  $1.00
                                                          =====
Class IB
  Net asset value per share ($240,930 / 240,930 shares
    outstanding) (1,000,000 shares authorized)..........  $1.00
                                                          =====

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $192,500 or 10.4% of net assets. (See Note 2(h)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                       HARTFORD
                                                                     MONEY MARKET
                                                                       HLS FUND
                                                                     ------------
INVESTMENT INCOME:
  Dividends.................................................           $    64
  Interest..................................................            27,354
                                                                       -------
    Total investment income (loss)..........................            27,418
                                                                       -------
EXPENSES:
  Investment advisory fees..................................             5,527
  Administrative services fees..............................             4,422
  Accounting services.......................................               442
  Board of Directors fees...................................                28
  Custodian fees, gross.....................................                16
  Distribution Fees -- Class IB.............................               675
  Other expenses............................................               329
                                                                       -------
    Total expenses (before offsets).........................            11,439
                                                                       -------
  Expenses paid indirectly (see Note 3(d))..................                10
  Custodian fees offset (see Note 3(d)).....................                --
                                                                       -------
    Total expenses net......................................            11,429
                                                                       -------
  Net investment income (loss)..............................            15,989
                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized and unrealized gain (loss) on investments....                --
                                                                       -------
  Net increase (decrease) in net assets resulting from
    operations..............................................           $15,989
                                                                       =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    HARTFORD MONEY MARKET
                                                                          HLS FUND
                                                              ---------------------------------
                                                                FOR THE              FOR THE
                                                               YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2003                 2002
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................   $   15,989           $   32,127
  Net realized gain (loss) on investments...................           --                  100
                                                               ----------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       15,989               32,227
                                                               ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (14,648)             (29,732)
    Class IB................................................       (1,341)              (2,395)
  From net realized gain on investments
    Class IA................................................           --                  (93)
    Class IB................................................           --                   (7)
                                                               ----------           ----------
    Total distributions.....................................      (15,989)             (32,227)
                                                               ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................     (710,017)             451,936
    Class IB................................................      (20,984)             109,785
                                                               ----------           ----------
  Net increase (decrease) from capital share transactions...     (731,001)             561,721
                                                               ----------           ----------
  Net increase (decrease) in net assets.....................     (731,001)             561,721
NET ASSETS:
  Beginning of period.......................................    2,581,370            2,019,649
                                                               ----------           ----------
  End of period.............................................   $1,850,369           $2,581,370
                                                               ==========           ==========

The accompanying notes are an integral part of these financial statements.

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                -- SELECTED PER-SHARE DATA(1) --
                                                             -------------------------------------------------------------------
                                                                                        NET REALIZED
                                                                                            AND
                                                             NET ASSET       NET         UNREALIZED       TOTAL       DIVIDENDS
                                                             VALUE AT     INVESTMENT        GAIN           FROM        FROM NET
                                                             BEGINNING      INCOME       (LOSS) ON      INVESTMENT    INVESTMENT
                                                             OF PERIOD      (LOSS)      INVESTMENTS     OPERATIONS      INCOME
                                                             ---------    ----------    ------------    ----------    ----------
HARTFORD MONEY MARKET HLS FUND
   For the Year Ended December 31, 2003
   Class IA.................................................  $  1.00       $ 0.01         $   --         $ 0.01        $(0.01)
   Class IB.................................................     1.00           --             --             --            --
   For the Year Ended December 31, 2002
   Class IA.................................................     1.00         0.01             --           0.01         (0.01)
   Class IB.................................................     1.00         0.01             --           0.01         (0.01)
   For the Year Ended December 31, 2001
   Class IA.................................................     1.00         0.04             --           0.04         (0.04)
   Class IB.................................................     1.00         0.04             --           0.04         (0.04)
   For the Year Ended December 31, 2000
   Class IA.................................................     1.00         0.06             --           0.06         (0.06)
   Class IB.................................................     1.00         0.06             --           0.06         (0.06)
   For the Year Ended December 31, 1999
   Class IA.................................................     1.00         0.07             --           0.07         (0.07)
   Class IB.................................................     1.00         0.07             --           0.07         (0.07)

---------------
 (1) Information presented relates to a share of capital stock outstanding for the indicated period.
 (2) Returns include the Fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     RATIO OF
                                                                                     RATIO OF         RATIO OF         NET
                    NET INCREASE                                   NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                    (DECREASE) IN     NET ASSET                     AT END OF       TO AVERAGE       TO AVERAGE       INCOME
        TOTAL        NET ASSETS       VALUE AT        TOTAL          PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN(2)    (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS
    -------------   -------------   -------------   ----------   ---------------   -------------   --------------   ----------
       $ (0.01)        $   --          $ 1.00           0.75%      $ 1,609,439         0.49%            0.49%          0.75%
            --             --            1.00           0.50           240,930         0.74             0.74           0.50
         (0.01)            --            1.00           1.47         2,319,456         0.49             0.49           1.43
         (0.01)            --            1.00           1.24           261,914         0.72             0.74           1.20
         (0.04)            --            1.00           3.87         1,867,520         0.48             0.48           3.58
         (0.04)            --            1.00           3.68           152,129         0.66             0.73           3.40
         (0.06)            --            1.00           6.10         1,242,275         0.48             0.48           5.91
         (0.06)            --            1.00           5.91            36,270         0.66             0.73           5.73
         (0.07)            --            1.00           4.89         1,257,436         0.47             0.47           4.81
         (0.07)            --            1.00           4.71             8,804         0.65             0.72           4.63

 HARTFORD MONEY MARKET HLS FUND

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2003
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     Hartford Money Market HLS Fund (the "Fund") is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund is a component of The Hartford HLS Mutual Funds (the "HLS Funds").

     The Fund serves as the underlying investment vehicle for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies) as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Fund.

     The Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class the Fund based on the ratio of prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the United States:

     a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation and Investment Income -- Short-term securities with maturity of 60 days or less when purchased are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     c) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

         The Fund, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), have interests in a joint repurchase agreement dated 12/31/04 each maturing 01/02/04 with the following brokers: $180,326 UBS Warburg, 0.84%; and $150,000 RBS Greenwich Capital Markets, 0.84%. These joint repurchase agreements are collateralized by $336,910 U.S. Treasury Bonds
         6.250% - 13.250% due 11/15/09 - 05/15/30. The maturity amount for the
         Hartford Money Market HLS Fund is $61,341.

     d) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2003, there are no joint trading accounts.

     e) Federal Income Taxes -- For federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the

--------------------------------------------------------------------------------

        requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     f) Fund Share Valuation and Distributions to Shareholders -- Orders for the Fund's shares are executed in accordance with the investment instructions of the contract holders. Interest income and expenses are accrued on a daily basis. The net asset value of the Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of the Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value. Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

     g) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     h) Illiquid Securities and Other Investments -- Each HLS Fund is permitted to invest in illiquid securities or other investments. An HLS Fund will not, however, acquire illiquid securities or investments in 15% of its net assets (10% for the Money Market HLS Fund) would consist of such securities or other investments. "Illiquid" securities of investments are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the same price used to determine a HLS Fund's net asset value. An HLS Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are illiquid. Illiquid securities and investments also may be more difficult to value do to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. Each HLS Fund may purchase certain restricted securities (known as 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

         Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions);
         (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable. The following represents restricted securities of the Fund as of December 31, 2003:

                                                                        144A SECURITIES
                                       ----------------------------------------------------------------------------------
                                                                            ACQUISITION                         MARKET
                                                                               COST                             VALUE
                                                                            PERCENTAGE                        PERCENTAGE
                                       ACQUISITION      ACQUISITION          OF FUND'S          MARKET        OF FUND'S
        SECURITY                         DATE(S)            COST            NET ASSETS          VALUE         NET ASSETS
        --------                       -----------    ----------------    ---------------    ------------    ------------
        Nationwide Building
          Society....................    7/17/03          $30,000               1.6%           $30,000           1.6%
        Honda Motor Corp. ...........   10/20/03           37,500               2.0             37,500           2.0
        Bradford & Bingley PLC.......    12/8/03           50,000               2.7             50,000           2.7
        Cargill, Inc. ...............     1/9/03           25,000               1.4             25,000           1.4
        Northern Rock PLC............    1/16/03           50,000               2.7             50,000           2.7

 HARTFORD MONEY MARKET HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Fund pursuant to investment management agreements approved by the Fund's Board of Directors and shareholders. The rate of compensation paid to HL Advisors for services rendered was 0.250% per annum based on the average daily net assets of the Fund.

         Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Fund. Hartford Investment Management determines the purchase and sale of portfolio securities and places such orders for execution in the name of the Fund. In conjunction with their investment activity, Hartford Investment Management regularly furnishes reports to the Fund's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Fund.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and the Fund, HL provides administrative services to the Fund and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Fund assumes and pays certain other expenses (including, but not limited to, accounting, custody, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

         Accounting Services Agreement -- Under the Fund Accounting Agreement between HL and the Fund, HL provides accounting services to the Fund and receives monthly compensation at the annual rate of 0.02% of the Fund's average daily net assets.

     c) Operating Expenses -- Allocable expenses of the Fund are charged to the Fund based on the ratio of the average net assets of the Fund to the combined average net assets of the HLS Funds. Non-allocable expenses are charged to the Fund based on specific identification.

     d) Expense Offset -- The Fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's operating expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $10 and $0, respectively. The total expense reduction represented an effective annual rate of 0.00% of the Fund's average net assets.

     e) Distribution Plan for Class IB shares -- The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, the Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distribution Plan provides that the Fund pay annually 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares.

         Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   DISTRIBUTION TO SHAREHOLDERS:

         The tax character of distributions paid during 2003 and 2002 from ordinary income was $15,989 and $32,227, respectively.

--------------------------------------------------------------------------------

5.   CAPITAL SHARE TRANSACTIONS:

         The following information is for the year ended December 31, 2003:

                                                                CLASS IA                   CLASS IB
                                                        -------------------------    ---------------------
                                                          SHARES        AMOUNT        SHARES      AMOUNT
                                                        ----------    -----------    --------    ---------
        HARTFORD MONEY MARKET
        HLS Fund Shares sold..........................   5,510,526    $ 5,510,526     289,678    $ 289,678
        Shares issued on reinvestment of
          distributions...............................      14,649         14,649       1,341        1,341
        Shares redeemed...............................  (6,235,192)    (6,235,192)   (312,003)    (312,003)
                                                        ----------    -----------    --------    ---------
        Net Increase (Decrease).......................    (710,017)   $  (710,017)    (20,984)   $ (20,984)
                                                        ==========    ===========    ========    =========

     The following information is for the year ended December 31, 2002:

                                                                CLASS IA                   CLASS IB
                                                        -------------------------    ---------------------
                                                          SHARES        AMOUNT        SHARES      AMOUNT
                                                        ----------    -----------    --------    ---------
        HARTFORD MONEY MARKET HLS FUND
        Shares sold...................................   7,433,161    $ 7,433,161     390,278    $ 390,278
        Shares issued in merger.......................     122,443        122,443          --           --
        Shares issued on reinvestment of
          distributions...............................      29,756         29,756       2,405        2,405
        Shares redeemed...............................  (7,133,424)    (7,133,424)   (282,898)    (282,898)
                                                        ----------    -----------    --------    ---------
        Net Increase (Decrease).......................     451,936    $   451,936     109,785    $ 109,785
                                                        ==========    ===========    ========    =========

6.   FUND MERGERS:

     Reorganization of certain series of Hartford HLS Series Fund II, Inc. in 2002: At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Money Market Series ("Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

     Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of the Fortis Fund, the assets of the Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Fund (the "Hartford Fund") on April 30, 2002. The Hartford Fund acquired the Fortis Fund's assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

                                                                       CLASS IA     CLASS IB
                                                                      ----------    --------
        HARTFORD MONEY MARKET HLS FUND
        Net assets of Fortis Money Market on April 30, 2002.........  $  122,443    $     --
        Fortis Money Market shares exchanged........................      11,346          --
        Hartford Money Market shares issued.........................     122,443          --
        Net assets of Hartford Money Market immediately before the
          merger....................................................  $1,794,364    $166,561
        Net assets of Hartford Money Market immediately after the
          merger....................................................  $1,916,807    $166,561

 HARTFORD MONEY MARKET HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

     The Fortis Money Market Series had unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as follows:

                                                                                      ACCUMULATED
                                                                      UNREALIZED          NET
                                                                     APPRECIATION      REALIZED         CAPITAL
        FUND                                                        (DEPRECIATION)     (LOSSES)          STOCK
        ----                                                        --------------    -----------    -------------
        Fortis Money Market Series................................      $  --            $  --         $122,443

 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

 TO THE SHAREHOLDERS OF THE HARTFORD MONEY MARKET HLS FUND AND
 BOARD OF DIRECTORS OF HARTFORD SERIES FUND, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statement of net assets of the Hartford Money Market HLS Fund (one of the portfolios comprising Hartford Series Fund, Inc.) (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated February 6, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hartford Money Market HLS Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

 HARTFORD SERIES FUND, INC.

 DIRECTOR AND OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Board of Directors ("Board") is responsible for overall management of the Fund. The Board may exercise all powers of the Fund, except those powers that are conferred solely upon or reserved to the shareholders. The following table provides information about the Fund's directors and officers. The business address for all directors and officers is c/o Hartford Series Fund, Inc., P.O. Box 2999, Hartford, CT 06104-2999, except for Tamara L. Fagely and Robert W. Beltz, Jr., whose business address is 500 Bielenberg Dr., Woodbury, MN 55125.

NON-INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                             TERM OF                                         PORTFOLIOS IN
                            POSITION HELD  OFFICE* AND                                       FUND COMPLEX         OTHER
                               WITH THE     LENGTH OF         PRINCIPAL OCCUPATION(S)         OVERSEEN BY     DIRECTORSHIPS
       NAME AND AGE            COMPANY     TIME SERVED:         DURING PAST 5 YEARS            DIRECTOR      HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
LYNN S. BIRDSONG            Director         2003       From 1979 to 2002, Mr. Birdsong was       72       N/A
(age 57)                                                a managing director of Zurich
                                                        Scudder Investments, an investment
                                                        management firm. In 2003, Mr.
                                                        Birdsong became an independent
                                                        director of the Atlantic Whitehall
                                                        Funds and The Japan Fund; during his
                                                        employment with Scudder, he was an
                                                        interested director of The Japan
                                                        Fund. Since 1981, Mr. Birdsong has
                                                        been a partner in Birdsong Company,
                                                        an advertising specialty firm. He is
                                                        also a Director of Hartford HLS
                                                        Series Fund II, Inc., The Hartford
                                                        Mutual Funds, Inc., The Hartford
                                                        Mutual Funds II, Inc. and The
                                                        Hartford Income Shares Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN         Director         1995  (1)  Ms. Coleman has served as President       72       N/A
(age 71)                                                of Saint Joseph College since 1991
                                                        and President of Cashel House, Ltd.
                                                        (retail) since 1985. She is also a
                                                        Director of Hartford HLS Series Fund
                                                        II, Inc., The Hartford Mutual Funds,
                                                        Inc., The Hartford Mutual Funds II,
                                                        Inc. and The Hartford Income Shares
                                                        Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
ROBERT M. GAVIN             Director         2002       Dr. Gavin is an educational               72       Dr. Gavin is a
(age 63)                                                consultant. Prior to September 1,                  Director of Systems
                                                        2001, he was President of Cranbrook                & Computer
                                                        education Community; and prior to                  Technology
                                                        July 1996, he was President of                     Corporation.
                                                        Macalester College, St. Paul,
                                                        Minnesota. He is also a Director of
                                                        Hartford HLS Series Fund II, Inc.,
                                                        The Hartford Mutual Funds, Inc., The
                                                        Hartford Mutual Funds II, Inc. and
                                                        The Hartford Income Shares Fund,
                                                        Inc.
-------------------------------------------------------------------------------------------------------------------------------
* Each director and officer may serve until his or her successor is elected and qualifies.

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                             TERM OF                                         PORTFOLIOS IN
                            POSITION HELD  OFFICE* AND                                       FUND COMPLEX         OTHER
                               WITH THE     LENGTH OF         PRINCIPAL OCCUPATION(S)         OVERSEEN BY     DIRECTORSHIPS
       NAME AND AGE            COMPANY     TIME SERVED:         DURING PAST 5 YEARS            DIRECTOR      HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL               Director         2001       Mr. Hill is Partner Emeritus and a        72       N/A
(age 58)                                                founding partner of TSG Capital
                                                        Group, a private equity investment
                                                        firm that serves as sponsor and lead
                                                        investor in leveraged buyouts of
                                                        middle market companies. Mr. Hill is
                                                        also a Partner of TSG Ventures L.P.,
                                                        a private equity investment company
                                                        that invests primarily in
                                                        minority-owned small businesses. He
                                                        is also a Director of Hartford HLS
                                                        Series Fund II, Inc., The Hartford
                                                        Mutual Funds, Inc., The Hartford
                                                        Mutual Funds II, Inc. and The
                                                        Hartford Income Shares Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON         Director         2002       Mr. Peterson is a mutual fund             72       N/A
(age 59)                                                industry consultant. He was a
                                                        partner of KPMG LLP until July 1999.
                                                        In January 2004, Mr. Peterson was
                                                        appointed independent president of
                                                        the Strong Mutual Funds. He is also
                                                        a Director of Hartford HLS Series
                                                        Fund II, Inc., The Hartford Mutual
                                                        Funds, Inc., The Hartford Mutual
                                                        Funds II, Inc. and The Hartford
                                                        Income Shares Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.       Director         1977  (1)  Mr. Pryor has served as Managing          72       Mr. Pryor is a
(age 70)                                                Director of Pryor & Clark Company                  Director of Infodata
                                                        (real estate investment), Hartford,                Systems, Inc.
                                                        Connecticut, since June 1992. He is                (software company)
                                                        also a Director of Hartford HLS                    and CompuDyne
                                                        Series Fund II, Inc., The Hartford                 Corporation
                                                        Mutual Funds, Inc., The Hartford                   (security products
                                                        Mutual Funds II, Inc., and The                     and services) and
                                                        Hartford Income Shares Fund, Inc.                  August Financial
                                                                                                           Holding Company
                                                                                                           (advisory services).
-------------------------------------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                               TERM OF                                           PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                         FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
       NAME AND AGE            COMPANY       TIME SERVED:          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA(2)          Director and         2002      Mr. Marra is President and Chief           72        Mr. Marra is a
(age 45)                    Chairman of                    Operating Officer of Hartford Life,                  member of the Board
                            the Board                      Inc. He is also a member of the                      of Directors of The
                                                           Board of Directors and a member of                   Hartford.
                                                           the Office of the Chairman for The
                                                           Hartford Financial Services Group,
                                                           Inc. ("The Hartford"), the parent
                                                           company of Hartford Life. Mr. Marra
                                                           was named President of Hartford Life
                                                           in 2001 and COO in 2000, and served
                                                           as Director of Hartford Life's
                                                           Investment Products Division from
                                                           1998 to 2000. He was head of the
                                                           company's Individual Life and
                                                           Annuities Division from 1994 to 1998
                                                           after being promoted to Senior Vice
                                                           President in 1994 and to Executive
                                                           Vice President in 1996. Mr. Marra is
                                                           also a Managing Member and President
                                                           of Hartford Investment Financial
                                                           Services, LLC ("HIFSCO") and HL
                                                           Investment Advisors LLC ("HL
                                                           Advisors"). He is also a Director
                                                           and Chairman of the Board of
                                                           Hartford HLS Series Fund II, Inc.,
                                                           The Hartford Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II, Inc. and
                                                           The Hartford Income Shares Fund,
                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------
LOWNDES A. SMITH(2)         Director             1996      Mr. Smith served as Vice Chairman of       72        N/A
(age 64)                                                   The Hartford from February 1997 to
                                                           January 2002, as President and Chief
                                                           Executive Officer of Hartford Life,
                                                           Inc. from February 1997 to January
                                                           2002, and as President and Chief
                                                           Operating Officer of The Hartford
                                                           Life Insurance Companies from
                                                           January 1989 to January 2002. Mr.
                                                           Smith is also a Director of Hartford
                                                           HLS Series Fund II, Inc., The
                                                           Hartford Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II, Inc. and
                                                           The Hartford Income Shares Fund,
                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                               TERM OF                                           PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                         FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
       NAME AND AGE            COMPANY       TIME SERVED:          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI(2)    President and        1999      Mr. Znamierowski currently serves as       53        N/A
(age 43)                    Director                       President of Hartford Investment
                                                           Management Company ("Hartford
                                                           Investment"), Senior Vice President
                                                           for Hartford Life, Inc., and Senior
                                                           Vice President and Chief Investment
                                                           Officer for Hartford Life Insurance
                                                           Company. Mr. Znamierowski is also a
                                                           Managing Member and Senior Vice
                                                           President of HIFSCO and HL Advisors.
                                                           Mr. Znamierowski is Group Senior
                                                           Vice President and Chief Investment
                                                           Officer for The Hartford. In
                                                           addition, he serves as President and
                                                           Director of The Hartford Mutual
                                                           Funds, Inc. and as President of
                                                           Hartford HLS Series Fund II, Inc.,
                                                           The Hartford Mutual Funds II, Inc.
                                                           and The Hartford Income Shares Fund,
                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.        Vice President       2002      Mr. Beltz currently serves as Vice        N/A        N/A
(age 54)                                                   President Securities Operations of
                                                           Hartford Administrative Services
                                                           Company ("HASCO"). Since December
                                                           2001, he has served as Assistant
                                                           Vice President of Hartford Life
                                                           Insurance Company. In addition, he
                                                           is Vice President of Hartford HLS
                                                           Series Fund II, Inc., The Hartford
                                                           Mutual Funds, Inc., The Hartford
                                                           Mutual Funds II, Inc. and The
                                                           Hartford Income Shares Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
KEVIN J. CARR               Vice President       1996      Mr. Carr has served as The                N/A        N/A
(age 49)                    and Secretary                  Hartford's Assistant General Counsel
                                                           since 1999, Counsel since November
                                                           1996 and Associate Counsel since
                                                           November 1995. Mr. Carr is also Vice
                                                           President and Assistant Secretary of
                                                           HL Advisors and HIFSCO and Assistant
                                                           Secretary of Hartford Investment. He
                                                           is also Vice President and Secretary
                                                           of Hartford HLS Series Fund II,
                                                           Inc., The Hartford Mutual Funds,
                                                           Inc., The Hartford Mutual Funds II,
                                                           Inc. and The Hartford Income Shares
                                                           Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.     Vice President       2002      Mr. Davison is a Managing Director        N/A        N/A
(age 46)                                                   and Director of the Funds Management
                                                           Group of Hartford Investment. Mr.
                                                           Davison is also a Senior Vice
                                                           President of HIFSCO and HL Advisors.
                                                           In addition, he serves as Vice
                                                           President of Hartford HLS Series
                                                           Fund II, Inc., The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford
                                                           Income Shares Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                               TERM OF                                           PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                         FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
       NAME AND AGE            COMPANY       TIME SERVED:          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY            Vice President       2002      Ms. Fagely has been Vice President        N/A        N/A
(age 45)                                                   of HASCO since 1998. Prior to 1998,
                                                           she was Second Vice President of
                                                           HASCO. Since December 2001, she has
                                                           served as Assistant Vice President
                                                           of Hartford Life Insurance Company.
                                                           In addition, she is Controller of
                                                           HIFSCO, Vice President of Hartford
                                                           HLS Series Fund II, Inc. and Vice
                                                           President, Controller and Treasurer
                                                           of The Hartford Mutual Funds, Inc.,
                                                           The Hartford Mutual Funds II, Inc.
                                                           and The Hartford Income Shares Fund,
                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE FERRIS                Vice President       2002      Mr. Ferris serves as Senior Vice          N/A        N/A
(age 48)                                                   President and a Director of Sales
                                                           and Marketing in the Investment
                                                           Products Division of Hartford Life
                                                           Insurance Company. He is also a
                                                           Managing Member of HL Advisors. In
                                                           addition, Mr. Ferris is Vice
                                                           President of Hartford HLS Series
                                                           Fund II, Inc., The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford
                                                           Income Shares Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MARY JANE FORTIN            Vice President       2003      Ms. Fortin is Senior Vice President       N/A        N/A
(age 39)                                                   and Director of Mutual Funds and 529
                                                           Programs for Hartford Life. In
                                                           addition, she is Vice President of
                                                           Hartford HLS Series Fund II, Inc.,
                                                           The Hartford Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II, Inc. and
                                                           The Hartford Income Shares Fund,
                                                           Inc. Previously, Ms. Fortin served
                                                           as Senior Vice President and Chief
                                                           Accounting Officer of Hartford Life.
                                                           She joined Hartford Life in 1997.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE R. JAY               Vice                 1996      Mr. Jay serves as Assistant Vice          N/A        N/A
(age 51)                    President,                     President of Hartford Life Insurance
                            Controller and                 Company's Equity Products
                            Treasurer                      Department. He is also Controller of
                                                           HL Advisors, Vice President,
                                                           Controller and Treasurer of Hartford
                                                           HLS Series Fund II, Inc. and Vice
                                                           President of The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford
                                                           Income Shares Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                               TERM OF                                           PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                         FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
       NAME AND AGE            COMPANY       TIME SERVED:          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE            Vice President       2000      Mr. Joyce currently serves as Senior      N/A        N/A
(age 44)                                                   Vice President and Director of the
                                                           Institutional Products Group for
                                                           Hartford Life Insurance Company. Mr.
                                                           Joyce is also Senior Vice President
                                                           HL Advisors and Vice President of
                                                           Hartford HLS Series Fund II, Inc.,
                                                           The Hartford Mutual Funds, Inc., The
                                                           Hartford Mutual Funds II, Inc. and
                                                           The Hartford Income Shares Fund,
                                                           Inc. Previously, he served as Vice
                                                           President (1997-1999) and Assistant
                                                           Vice President (1994-1997) of
                                                           Hartford Life Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON           Vice President       2000      Mr. Levenson serves as Senior Vice        N/A        N/A
(age 37)                                                   President of Hartford Life Insurance
                                                           Company's Retail Product Management
                                                           Group and is responsible for all
                                                           retail product management and
                                                           profitability. Mr. Levenson is also
                                                           a Senior Vice President of HIFSCO.
                                                           In addition, he serves as Vice
                                                           President of Hartford HLS Series
                                                           Fund II, Inc., The Hartford Mutual
                                                           Funds, Inc., The Hartford Mutual
                                                           Funds II, Inc. and The Hartford
                                                           Income Shares Fund, Inc. Mr.
                                                           Levenson joined The Hartford in
                                                           1995.
------------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS             Vice President       2000      Mr. Walters serves as Executive Vice      N/A        N/A
(age 41)                                                   President and Director of the
                                                           Investment Products Division of
                                                           Hartford Life Insurance Company. Mr.
                                                           Walters is also a Managing Member
                                                           and Executive Vice President of
                                                           HIFSCO and HL Advisors. In addition,
                                                           he is Vice President of Hartford HLS
                                                           Series Fund II, Inc., The Hartford
                                                           Mutual Funds, Inc., The Hartford
                                                           Mutual Funds II, Inc. and The
                                                           Hartford Income Shares Fund, Inc.
                                                           Previously, Mr. Walters was with
                                                           First Union Securities.
------------------------------------------------------------------------------------------------------------------------------------

 * Each director and officer may serve until his or her successor is elected and qualifies.

(1) Ms. Coleman and Mr. Pryor served as directors, beginning in 1995 and 1977, respectively, of certain Maryland corporations (each of which was registered with the SEC as an open-end management investment company) that were reorganized as investment portfolios (series) of Hartford Series Fund, Inc. on August 28, 2002.

(2) "Interested person" of the Company as defined in the Investment Company Act of 1940 because of the person's affiliation with or equity ownership of [HARTFORD INVESTMENT FINANCIAL SERVICES, LLC] or affiliated companies.

The Fund's Statement of Additional Information includes further information about fund directors and is available without charge upon request by calling 1-800-862-6668 or writing: Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                      (This page intentionally left blank)

[THE HARTFORD LOGO]

        HLMMAR-1-04     Printed in USA (C) 2004 The Hartford, Hartford, CT 06155

           "The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries, including the issuing companies of Hartford Life Insurance
                        Company and Hartford Life and Annuity Insurance Company.












____________________
                                                                      PRESORTED
The Hartford                                                          STANDARD
P.O. Box 5085                                                       U.S. POSTAGE
Hartford, CT 06102-5085                                                 PAID
                                                                     HUDSON, MA
____________________                                                PERMIT NO. 6

SOLD THROUGH:
BANC OF AMERICA
INVESTMENT SERVICES, INC.(TM)
AND ITS SUBSIDIARIES AND AGENCIES


                                                                  [PEOPLE PHOTO]


                                                        NATIONS VARIABLE ANNUITY
                                                NATIONS OUTLOOK VARIABLE ANNUITY
                                                 Tax-Deferred Variable Annuities
                                                                   ANNUAL REPORT


December 31, 2003

                                                             [THE HARTFORD LOGO]

                                      Issued by: Hartford Life Insurance Company

THE ANNUITY PRODUCT INTRODUCED TO YOU:

-- IS NOT INSURED BY THE FDIC OR ANY OTHER FEDERAL GOVERNMENT AGENCY.
                                                               [NO FDIC GRAPHIC]

-- IS NOT A DEPOSIT OR OTHER OBLIGATION OF, AND IS NOT ISSUED, UNDERWRITTEN OR
   GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES.
                                                               [NO BANK GRAPHIC]

-- MAY INVOLVE INVESTMENT RISK, INCLUDING INTEREST RATE RISK. THE MARKET VALUE
   OF THE INVESTMENT MAY FLUCTUATE, CAUSING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

-- IS NOT A CONTRACT THAT THE BANK OR ITS AFFILIATES ARE OBLIGATED TO PROVIDE
   BENEFITS UNDER OR GUARANTEE PERFORMANCE BY THE INSURER ISSUING THE ANNUITY.

-- IS AVAILABLE THROUGH OTHER LICENSED BROKERS OR AGENTS.

   YOU NEED NOT PURCHASE ANNUITIES FROM THE BANK, ANY OF ITS AFFILIATES, OR ANY PARTICULAR FINANCIAL INSTITUTION, AGENT, SOLICITOR OR BROKER. YOU NEED NOT AGREE TO REFRAIN FROM PURCHASING ANNUITIES FROM, NOR ARE YOU PROHIBITED FROM OBTAINING ANNUITIES FROM, AN UNAFFILIATED ENTITY.

================================================================================

Neither Hartford Life Insurance Company, Banc of America Investment Services, Inc., nor their agents or affiliates provide financial, tax, legal or accounting advice.

Purchase of a variable annuity through a tax-advantaged retirement plan, such as an IRA, results in no additional tax advantage from the variable annuity. Under these circumstances, purchase of a variable annuity should be considered only if it makes sense because of the annuity's other features such as lifetime income payments and death benefit protection.

We recommend that you consult with your professional advisers in these areas before taking action.

Annuity products are offered through: Banc of America Investment Services, Inc. in AZ, AR, CA, FL, GA, ID, IL, IA, KS, MO, NC, OR, SC, TN, VA, and WA; Banc of America Agency, LLC in DC and MD; Banc of America Agency of Nevada, Inc. in NV; BA Agency, Inc. in NM; Banc of America Agency of Texas, Inc. in TX; and IFMG of Oklahoma, Inc. in OK.





IMPORTANT NOTICE TO CONTRACT OWNERS

The Hartford is committed to doing what we can to prevent improper trading activity within our products, and will continue to react to industry "best practices" with respect to this type of activity. We have recently enhanced the language in our variable annuity prospectus surrounding our transfer restrictions by adding the following language to your prospectus:

The underlying Funds are available for use with many different variable annuity products, variable life insurance policies, and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different transfer restrictions or no transfer restrictions at all. In addition, as a result of settlement of litigation against Hartford, we currently do not have the ability to restrict transfers into the Hartford Money Market HLS Fund with respect to certain owners of older Contracts issued by us. The effect on you may include higher transaction costs or lower performance.

To obtain a copy of our latest prospectus for your variable annuity or the underlying funds, please log on to www.hartfordinvestor.com or call 800-862-6668.


         Annual Report
         December 31, 2003                                PHOTO OF STAG

                                       - Manager Discussions
                                       - Financials

                                                             (THE HARTFORD LOGO)

IMPORTANT INFORMATION

The following disclosure applies to all Hartford HLS Mutual Funds:

The charts on the following pages represent hypothetical investments in the Hartford HLS Mutual Funds. (Returns include the Fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. Total Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Hartford Advisers HLS Fund(1,2)                                    Hartford International Opportunities HLS
Hartford Bond HLS Fund(1,2)                                        Fund(1,2)
Hartford Capital Appreciation HLS Fund(1,2)                        Hartford Small Company HLS Fund(1,2)
Hartford Dividend and Growth HLS Fund(1,2)                         Hartford Stock HLS Fund(1,2)

 (1) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

 (2) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

COMPARATIVE BENCHMARKS appear throughout the fund commentary as a measure of fund performance. You cannot invest directly in any of these indices.

90 DAY TREASURY BILLS is an unmanaged index of short-term treasury bills.

LEHMAN BROTHERS GOVERNMENT / CREDIT BOND INDEX is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government / Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The opinions about future economic and market developments expressed in this report are those of the portfolio manager(s) and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment

(PERFORMANCE LINE GRAPH)

                                                                                                        LEHMAN GOVERNMENT/CREDIT
                                                       ADVISERS IB                S&P 500 INDEX                BOND INDEX
                                                       -----------                -------------         ------------------------
12/31/93                                                  10000                       10000                       10000
                                                          10207                       10340                       10150
                                                          10054                       10059                        9930
                                                           9661                        9621                        9687
                                                           9658                        9745                        9607
                                                           9734                        9904                        9589
                                                           9544                        9662                        9566
                                                           9800                        9979                        9758
                                                          10023                       10387                        9762
                                                           9782                       10133                        9614
                                                           9804                       10361                        9603
                                                           9582                        9984                        9586
12/94                                                      9702                       10131                        9649
                                                           9878                       10394                        9834
                                                          10237                       10799                       10062
                                                          10451                       11117                       10130
                                                          10624                       11444                       10271
                                                          11005                       11901                       10702
                                                          11206                       12177                       10787
                                                          11415                       12580                       10746
                                                          11492                       12610                       10883
                                                          11871                       13142                       10994
                                                          11789                       13094                       11155
                                                          12261                       13670                       11339
12/95                                                     12420                       13933                       11506
                                                          12690                       14407                       11577
                                                          12726                       14541                       11332
                                                          12788                       14681                       11237
                                                          12889                       14897                       11160
                                                          13117                       15279                       11141
                                                          13233                       15337                       11290
                                                          12928                       14660                       11316
                                                          13044                       14969                       11288
                                                          13609                       15810                       11489
                                                          13903                       16246                       11757
                                                          14739                       17473                       11973
12/96                                                     14445                       17127                       11840
                                                          15072                       18196                       11854
                                                          15129                       18340                       11879
                                                          14699                       17588                       11738
                                                          15359                       18636                       11909
                                                          16043                       19769                       12021
                                                          16735                       20655                       12165
                                                          17771                       22297                       12537
                                                          16889                       21048                       12396
                                                          17601                       22199                       12591
                                                          17278                       21458                       12793
                                                          17790                       22451                       12860
12/97                                                     17939                       22838                       12995
                                                          18196                       23089                       13178
                                                          19086                       24753                       13152
                                                          19807                       26021                       13192
                                                          20119                       26284                       13258
                                                          19942                       25832                       13401
                                                          20684                       26880                       13537
                                                          20827                       26595                       13548
                                                          19009                       22749                       13813
                                                          19785                       24208                       14208
                                                          20766                       26175                       14107
                                                          21554                       27761                       14191
12/98                                                     22315                       29361                       14226
                                                          22802                       30588                       14327
                                                          22270                       29638                       13987
                                                          22947                       30823                       14056
                                                          23551                       32017                       14091
                                                          22973                       31262                       13946
                                                          23835                       32997                       13902
                                                          23348                       31966                       13864
                                                          23134                       31807                       13853
                                                          22871                       30935                       13977
                                                          23649                       32892                       14014
                                                          23834                       33561                       14006
12/99                                                     24633                       35538                       13921
                                                          23772                       33752                       13917
                                                          23622                       33114                       14091
                                                          25218                       36351                       14295
                                                          24683                       35258                       14225
                                                          24380                       34534                       14212
                                                          24737                       35386                       14502
                                                          24503                       34833                       14656
                                                          25374                       36995                       14863
                                                          24708                       35043                       14919
                                                          24865                       34894                       15012
                                                          24057                       32145                       15269
12/00                                                     24405                       32303                       15570
                                                          24909                       33448                       15832
                                                          23956                       30400                       15995
                                                          22976                       28475                       16068
                                                          23928                       30685                       15948
                                                          24104                       30891                       16040
                                                          23487                       30140                       16117
                                                          23511                       29843                       16518
                                                          22615                       27977                       16730
                                                          21727                       25719                       16884
                                                          22231                       26210                       17313
                                                          23168                       28220                       17029
12/01                                                     23230                       28468                       16894
                                                          22920                       28053                       17018
                                                          22791                       27512                       17163
                                                          23196                       28547                       16815
                                                          21973                       26817                       17140
                                                          21828                       26620                       17299
                                                          20898                       24725                       17446
                                                          20186                       22799                       17656
                                                          20199                       22947                       18052
                                                          18868                       20455                       18440
                                                          19749                       22253                       18264
                                                          20687                       23561                       18275
12/02                                                     19981                       22178                       18759
                                                          19627                       21599                       18758
                                                          19488                       21275                       19092
                                                          19521                       21482                       19067
                                                          20516                       23250                       19271
                                                          21353                       24474                       19819
                                                          21519                       24787                       19739
                                                          21628                       25224                       18912
                                                          21861                       25715                       19036
                                                          21783                       25443                       19640
                                                          22483                       26880                       19390
                                                          22635                       27116                       19442
12/03                                                     23617                       28538                       19633

    --- ADVISERS IB              --- S&P 500 INDEX            MMMM  LEHMAN GOVERNMENT/
        $10,000 starting value       $10,000 starting value       CREDIT BOND INDEX
        $23,617 ending value         $28,536 ending value         $10,000 starting value
                                                                  $19,633 ending value

AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)

                    1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------
Advisers IB(2)      18.20%    1.14%    8.97%
--------------------------------------------------
S&P 500 Index       28.67%   -0.57%   11.06%
--------------------------------------------------
Lehman Government/
  Credit Bond
  Index              4.66%    6.65%    6.98%
--------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

RAND L. ALEXANDER, CFA
Senior Vice President, Partner
PAUL D. KAPLAN
Senior Vice President, Partner, Director of Fixed Income

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Advisers HLS Fund, Class IB returned 18.20% for the 12 months ended December 31, 2003. The Fund outperformed the Composite Index (S&P 500 Index 55%, Lehman Brothers Government/Credit Bond Index 35% and 90 day Treasury Bills 10%), which returned 17.12% over the same period. The Fund underperformed the Lipper Flexible Portfolio VA-UF Average, which returned 18.59% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

After a three-year decline, the U.S. equity markets rallied during the period. This surge in the broad market began with the ending of the conflict in Iraq and has been fueled by increases in consumer confidence and manufacturing output, resilience in consumer spending and productivity gains, and support from low interest rates and reduced tax rates. Across both the equity and fixed income asset classes, there was an overall trend of lower quality securities providing superior returns than higher quality investments as the markets shifted from risk aversion to risk pursuit. Among bonds, emerging markets debt and high yield bonds outperformed U.S. Treasuries and other investment grade sectors. Within the equity markets, emerging markets outperformed developed markets, and small caps outperformed large caps.

The Fund returns for the year were driven primarily by positive asset allocation decisions during the course of 2003. We entered the year optimistic that low interest rates, tax cuts, a stabilizing employment picture, and the weak dollar would boost the U.S. economy, and in turn, investor confidence. Our equity ratio increased from 62% to 70% of the Fund over the course of the year. This equity exposure matches our highest level ever and expresses our high confidence that equities will provide the most attractive returns over the coming year. With the out-performance of equities over bonds during the year, our positioning enhanced performance.

In terms of the equity portion, the Fund generated strong returns through positive sector allocation decisions and solid performance from some individual holdings. We maintained overweight positions in information technology and materials, the two strongest areas of the market during 2003. We also remained underweight in telecommunication services, which was the poorest performing sector, as the industry continues to work through capacity issues. Strong contributors during the year included Citigroup, Inc. (banks) and Intel Corp. (electronics). Citigroup, Inc. has executed well, controlled costs, and is leveraged to an improvement in capital market activity. Intel Corp. benefited from a strong semiconductor cycle in 2003, as they continually beat earnings expectations. Relative equity results were hindered somewhat by our large cap, high quality bias, especially in the information technology sector. Detractors included Schering-Plough Corp. (drugs) and Safeway, Inc. (consumer non-durables); both stocks were eliminated from the Fund.

Within the fixed income portion of the Fund, returns were in line with our benchmark. Our fundamental high quality bias generated lower returns than had we invested more aggressively in some of the lower quality segments of the market. Specifically, our low exposure to Ford Motor Co. (transportation) and General Motors Corp. (transportation) detracted from returns this year as bonds of these lower quality issuers outperformed most corporate bonds in 2003. We continue to believe this approach is the correct one as insurance for those unpredictable periods of stock market volatility. Our tactical duration management was a positive factor this year. We had a slightly short duration bias in anticipation of a stronger economy and higher interest rates. As only the first part of this outlook has developed, this bias detracted slightly from returns.

--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK AND STRATEGY?

The economic and operating environment for businesses has rarely been more favorable for corporate earnings and profitability. Tax cuts, a weaker dollar, sustained productivity, and healthier balance sheets are all evidence of this. As the economy continues to grow, we will look for improved corporate spending and employment trends as key gauges to determine the sustainability of the domestic recovery. This encourages us to maintain our high equity exposure.

Within our equity portion we maintain a cyclical bias, with overweight positions in information technology, industrials, and consumer discretionary sectors.

On the fixed income side, the economy continues to show signs of a sustained recovery and the bond market struggles with stronger economic indicators. While we have outlined an environment that should be supportive of the business sector and corporate balance sheets in particular, we have begun to shift investments away from corporate bonds and back toward government securities as valuations in the corporate sector are now less than generous and as the Fund increases its exposure to the business sector via its equity holdings. An improving economic environment is also supportive of our slightly shorter duration posture, as interest rates should begin to move upward later this year.

Hartford Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment

(PERFORMANCE LINE GRAPH)

                                                                                               LEHMAN BROTHERS U.S AGGREGATE BOND
                                                                        BOND IB                              INDEX
                                                                        -------                ----------------------------------
12/31/93                                                                 10000                                10000
                                                                         10147                                10135
                                                                          9905                                 9959
                                                                          9654                                 9713
                                                                          9570                                 9635
                                                                          9559                                 9634
                                                                          9534                                 9613
                                                                          9701                                 9804
                                                                          9702                                 9816
                                                                          9573                                 9672
                                                                          9551                                 9663
                                                                          9532                                 9642
12/94                                                                     9582                                 9708
                                                                          9754                                 9900
                                                                          9951                                10136
                                                                         10022                                10198
                                                                         10145                                10341
                                                                         10558                                10741
                                                                         10656                                10819
                                                                         10591                                10795
                                                                         10720                                10926
                                                                         10819                                11032
                                                                         10981                                11175
                                                                         11152                                11343
12/95                                                                    11324                                11502
                                                                         11380                                11578
                                                                         11152                                11376
                                                                         11075                                11297
                                                                         10978                                11233
                                                                         10972                                11211
                                                                         11106                                11361
                                                                         11127                                11392
                                                                         11105                                11372
                                                                         11298                                11570
                                                                         11546                                11827
                                                                         11788                                12029
12/96                                                                    11694                                11918
                                                                         11741                                11955
                                                                         11791                                11984
                                                                         11665                                11851
                                                                         11815                                12029
                                                                         11943                                12143
                                                                         12113                                12288
                                                                         12520                                12620
                                                                         12387                                12512
                                                                         12580                                12698
                                                                         12738                                12882
                                                                         12817                                12941
12/97                                                                    12989                                13072
                                                                         13165                                13239
                                                                         13151                                13228
                                                                         13212                                13273
                                                                         13266                                13342
                                                                         13404                                13469
                                                                         13530                                13584
                                                                         13523                                13612
                                                                         13641                                13834
                                                                         14000                                14158
                                                                         13848                                14083
                                                                         13986                                14163
12/98                                                                    14019                                14206
                                                                         14127                                14306
                                                                         13766                                14056
                                                                         13847                                14133
                                                                         13917                                14179
                                                                         13730                                14054
                                                                         13647                                14009
                                                                         13615                                13950
                                                                         13589                                13943
                                                                         13719                                14105
                                                                         13770                                14157
                                                                         13777                                14156
12/99                                                                    13712                                14088
                                                                         13684                                14041
                                                                         13848                                14211
                                                                         14058                                14399
                                                                         14033                                14357
                                                                         14040                                14350
                                                                         14359                                14648
                                                                         14448                                14781
                                                                         14628                                14996
                                                                         14718                                15090
                                                                         14755                                15190
                                                                         14975                                15439
12/00                                                                    15328                                15726
                                                                         15681                                15982
                                                                         15767                                16121
                                                                         15805                                16202
                                                                         15775                                16134
                                                                         15864                                16231
                                                                         15843                                16292
                                                                         16217                                16657
                                                                         16418                                16849
                                                                         16457                                17044
                                                                         16750                                17401
                                                                         16684                                17161
12/01                                                                    16629                                17051
                                                                         16689                                17189
                                                                         16757                                17356
                                                                         16520                                17067
                                                                         16860                                17398
                                                                         17036                                17546
                                                                         17029                                17697
                                                                         17062                                17911
                                                                         17387                                18214
                                                                         17535                                18509
                                                                         17618                                18424
                                                                         17812                                18418
12/02                                                                    18263                                18800
                                                                         18414                                18817
                                                                         18701                                19076
                                                                         18722                                19062
                                                                         18960                                19219
                                                                         19391                                19577
                                                                         19378                                19538
                                                                         18798                                18881
                                                                         18942                                19006
                                                                         19441                                19510
                                                                         19311                                19328
                                                                         19396                                19374
12/03                                                                    19647                                19572

    --- BOND IB                                --- LEHMAN BROTHERS U.S. AGGREGATE BOND
        $10,000 starting value                     INDEX
        $19,647 ending value                       $10,000 starting value
                                                   $19,572 ending value

AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)

                      1 YEAR   5 YEAR   10 YEAR
----------------------------------------------------
Bond IB(2)            7.58%    6.98%     6.99%
----------------------------------------------------
Lehman Brothers U.S.
  Aggregate Bond
  Index               4.11%    6.62%     6.95%
----------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
NASRI TOUTOUNGI
Managing Director
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund, Class IB returned 7.58% for the 12 months ended December 31, 2003. The Fund outperformed both the Lehman Brothers U.S. Aggregate Bond Index, which returned 4.11% and the Lipper Intermediate Investment Grade Debt VA-UF Average, which returned 5.14% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Judicious sector selection was the major contributor to performance in 2003. In particular, our allocations to high yield and non-dollar securities had a significant impact for the year. During the second half of this year, astute interest rate anticipation versus the index also contributed positively to fund performance. Since the Fund was somewhat short duration going into the rate increase in late July and also during the fourth quarter, performance benefited from the rise in rates. Security selection also added to performance across several sectors.

The high yield sector was amongst the best performing sectors in the fixed income market. The Lehman High Yield Corporate Index returned 28.97% for the year ended December 31st. This was due to improved corporate fundamentals and very attractive valuations accompanied by very strong mutual fund demand.

The dollar declined against major currencies. In particular, the dollar weakened versus the Euro, declining by 20% from 1.05 to 1.26 dollar per Euro. The twin budget and current account deficit concerns have taken their toll on the exchange rate, despite strong growth in the U.S.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Improved corporate profitability and stronger balance sheets are facilitating pent-up demand for corporate spending. The Institute of Supply Management's early January report displayed surprising strength. The manufacturing new orders component of this report provided the strongest reading since 1950, while most other components indicated continued acceleration of business activity. While capacity utilization remains well below its long-term average, the sustained upward trend is a constructive sign of growth.

Our overall duration position is essentially neutral to slightly defensive. We fully expect interest rates to rise for fundamental reasons once excess capacity in labor and manufacturing is filled, and inflation starts to rise. The yield curve is at near record steep levels, and is currently anchored by the Federal Reserve's resolve to maintain an easing bias to kick start the economy.

We remain constructive on corporate bond spreads, but we are not nearly as sanguine as we were last year. While fundamentals for corporate securities continue to improve, bonds have done very well versus their treasury counterparts. We maintain a 6% weight to high yield securities, and while only 2% overweight on investment grade corporates, we continue to favor BBB securities. Approximately a third of the portfolio is in mortgage-backed securities. While these securities are good income generators, we are concerned about price depreciation in the event of a significant move in interest rates. We are also concerned that Agency debentures could experience further volatility, thus we will remain under invested in the sector. We have reentered a position in foreign bonds on an unhedged basis. The currency markets are once again focused on the very large U.S. trade deficit, and in a rising rate environment, European bonds should do well versus U.S. bonds. We hold a 3.5% in foreign government or quasi government bonds and will look to opportunistically increase exposure to international securities. Treasury Inflation Protected Securities should also offer good value long term. We will be watching for leading indicators of inflation before we invest in TIPS later in 2004.

Hartford Capital Appreciation HLS Fund inception 4/2/1984

(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment

(PERFORMANCE LINE GRAPH)

                                                                  CAPITAL APPRECIATION IB                 S&P 500 INDEX
                                                                  -----------------------                 -------------
12/31/93                                                                   10000                              10000
                                                                           10452                              10340
                                                                           10395                              10059
                                                                            9835                               9621
                                                                            9779                               9745
                                                                            9678                               9904
                                                                            9391                               9662
                                                                            9696                               9979
                                                                           10443                              10387
                                                                           10416                              10133
                                                                           10531                              10361
                                                                           10058                               9984
12/94                                                                      10225                              10131
                                                                           10229                              10394
                                                                           10587                              10799
                                                                           10952                              11117
                                                                           11262                              11444
                                                                           11552                              11901
                                                                           12117                              12177
                                                                           12856                              12580
                                                                           13044                              12610
                                                                           13330                              13142
                                                                           12695                              13094
                                                                           13255                              13670
12/95                                                                      13285                              13933
                                                                           13483                              14407
                                                                           13836                              14541
                                                                           14041                              14681
                                                                           14711                              14897
                                                                           15156                              15279
                                                                           14770                              15337
                                                                           13712                              14660
                                                                           14430                              14969
                                                                           15276                              15810
                                                                           15257                              16246
                                                                           16072                              17473
12/96                                                                      15994                              17127
                                                                           16605                              18196
                                                                           16284                              18340
                                                                           15363                              17588
                                                                           15753                              18636
                                                                           17545                              19769
                                                                           18301                              20655
                                                                           19811                              22297
                                                                           19572                              21048
                                                                           20868                              22199
                                                                           19614                              21458
                                                                           19456                              22451
12/97                                                                      19519                              22838
                                                                           19339                              23089
                                                                           21164                              24753
                                                                           21995                              26021
                                                                           22379                              26284
                                                                           21391                              25832
                                                                           21801                              26880
                                                                           21252                              26595
                                                                           17019                              22749
                                                                           18020                              24208
                                                                           19777                              26175
                                                                           21008                              27761
12/98                                                                      22494                              29361
                                                                           23467                              30588
                                                                           22428                              29638
                                                                           24160                              30823
                                                                           25295                              32017
                                                                           24934                              31262
                                                                           26316                              32997
                                                                           26030                              31966
                                                                           25710                              31807
                                                                           24836                              30935
                                                                           26504                              32892
                                                                           27922                              33561
12/99                                                                      30864                              35538
                                                                           30234                              33752
                                                                           34895                              33114
                                                                           35737                              36351
                                                                           33856                              35258
                                                                           32729                              34534
                                                                           34763                              35386
                                                                           34813                              34833
                                                                           38326                              36995
                                                                           36930                              35043
                                                                           35868                              34894
                                                                           32890                              32145
12/00                                                                      34883                              32303
                                                                           36961                              33448
                                                                           35293                              30400
                                                                           33374                              28475
                                                                           35955                              30685
                                                                           36441                              30891
                                                                           35370                              30140
                                                                           34060                              29843
                                                                           32352                              27977
                                                                           28623                              25719
                                                                           29449                              26210
                                                                           31568                              28220
12/01                                                                      32406                              28468
                                                                           31534                              28053
                                                                           30861                              27512
                                                                           32040                              28547
                                                                           30310                              26817
                                                                           30191                              26620
                                                                           27510                              24725
                                                                           25290                              22799
                                                                           25876                              22947
                                                                           23919                              20455
                                                                           25693                              22253
                                                                           27672                              23561
12/02                                                                      25963                              22178
                                                                           25430                              21599
                                                                           25147                              21275
                                                                           24852                              21482
                                                                           26713                              23250
                                                                           28825                              24474
                                                                           29579                              24787
                                                                           30113                              25224
                                                                           31237                              25715
                                                                           31112                              25443
                                                                           33545                              26880
                                                                           34380                              27116
12/03                                                                      36873                              28538

    --- CAPITAL APPRECIATION IB                --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $36,873 ending value                       $28,538 ending value

AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)

                          1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------
Capital Appreciation
  IB(2)                   42.02%   10.39%   13.94%
--------------------------------------------------------
S&P 500 Index             28.67%   -0.57%   11.06%
--------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
SAUL J. PANNELL, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund, Class IB returned 42.02% for the 12 months ended December 31, 2003. The Fund outperformed both the Lipper Multi Cap Core VA-UF Average, which returned 31.49% and the Composite Index (Russell 2500 Index 60% and S&P 500 Index 40%), which returned 38.62% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Equity markets continued to rise during the period; over the past twelve months the S&P 500 has now gained over 28%. Optimism regarding the economy that fueled the second quarter's sharp rally essentially became the consensus view. All market cap styles benefited, with the performance of small- and mid-cap stocks exceeding that of large-cap equities. All ten benchmark sectors registered positive returns during the period with the strongest results in materials (34%), information technology (62%), and consumer discretionary (43%).

The Fund is focused on providing shareholders with maximum total returns. In seeking this level of high total return, our investment approach seeks capital appreciation from all companies regardless of market capitalization size, sector, or country. Our investment decisions, while based primarily on company-by-company fundamental analysis, may also be shaped by secular themes. We try to emphasize differences between our outlook and Wall Street consensus and utilize a broad array of other investment techniques.

During the period, the Fund benefited the most from strong stock selection in telecommunication services, energy, and materials. The three largest contributors to absolute returns were Nextel Communications, Inc., Class A (communications), which benefited from continued strength in its push-to-talk phone; Nortel Networks Corp. (communications), which rose on new contract awards and a debt outlook upgrade from a credit agency; and Citigroup, Inc. (banks).

Our gains were modestly offset by relatively poor stock selection in information technology and, to a lesser extent, health care. Within technology, IT service companies Concord Communications, Inc. (software & services) and CheckFree Corp. (financial services) underperformed. The three biggest detractors from absolute returns were Northrop Grumman Corp. (aerospace & defense), Schering-Plough Corp. (drugs) and Gold Fields Ltd. (metals, minerals & mining). The Fund has eliminated its positions in these poor performers. It is important to note that as the Fund has gotten larger, the portion of the Fund represented by small-caps has gotten smaller. This underweight relative to the benchmark was slightly detrimental to the overall performance of the Fund as small-caps were the strongest performing market cap category over this period.

WHAT IS YOUR OUTLOOK AND STRATEGY?

As we enter the new year, corporate profits are surging, borrowing costs remain attractive, and consumer confidence has stabilized. The building blocks for reinvigorated corporate spending, rising employment, and an expanding economy appear to be in place. However, on the heels of robust appreciation in 2003, equity markets generally seem to have already priced-in a healthy cyclical rebound. Over the past year it has paid to invest in companies with high financial and operating leverage. Going forward it will likely be more important to identify companies that can gain market share, grow the top-line, and drive the economic expansion.

Toward the end of the 12-month period we initiated or added to positions in the industrials sector including defense-related and education stocks. To fund these positions we eliminated or reduced our holdings in health care services companies on the view that most of these companies, whether they are drug distributors, health insurers, or hospitals, will face increased pricing pressures over the intermediate term.

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 3/9/94 - 12/31/03
Growth of a $10,000 investment

(PERFORMANCE LINE GRAPH)

                                                                   DIVIDEND AND GROWTH IB                 S&P 500 INDEX
                                                                   ----------------------                 -------------
3/9/94                                                                     10000                              10000
                                                                            9705                               9554
                                                                            9944                               9676
                                                                           10061                               9835
                                                                            9928                               9594
                                                                           10209                               9909
                                                                           10632                              10314
                                                                           10405                              10062
                                                                           10480                              10288
                                                                           10048                               9914
12/94                                                                      10176                              10060
                                                                           10388                              10321
                                                                           10743                              10723
                                                                           11005                              11039
                                                                           11226                              11364
                                                                           11734                              11817
                                                                           11793                              12091
                                                                           12070                              12491
                                                                           12273                              12522
                                                                           12896                              13050
                                                                           12785                              13001
                                                                           13399                              13574
12/95                                                                      13842                              13835
                                                                           14199                              14305
                                                                           14327                              14439
                                                                           14718                              14578
                                                                           14783                              14792
                                                                           15092                              15173
                                                                           15307                              15231
                                                                           14835                              14558
                                                                           15052                              14866
                                                                           15767                              15702
                                                                           16221                              16135
                                                                           17124                              17353
12/96                                                                      16970                              17010
                                                                           17856                              18072
                                                                           18117                              18214
                                                                           17434                              17467
                                                                           18034                              18508
                                                                           19208                              19634
                                                                           20261                              20514
                                                                           21462                              22145
                                                                           20445                              20905
                                                                           21676                              22049
                                                                           21031                              21314
                                                                           21906                              22300
12/97                                                                      22326                              22682
                                                                           22645                              22933
                                                                           23647                              24586
                                                                           24929                              25844
                                                                           24806                              26104
                                                                           24392                              25656
                                                                           24737                              26697
                                                                           24562                              26414
                                                                           21447                              22595
                                                                           22872                              24043
                                                                           24462                              25997
                                                                           25197                              27572
12/98                                                                      25937                              29161
                                                                           25713                              30380
                                                                           25335                              29436
                                                                           25982                              30613
                                                                           27571                              31799
                                                                           26870                              31049
                                                                           27785                              32772
                                                                           26911                              31749
                                                                           26211                              31591
                                                                           25535                              30725
                                                                           27031                              32668
                                                                           26897                              33332
12/99                                                                      27266                              35296
                                                                           26166                              33522
                                                                           24722                              32888
                                                                           27451                              36104
                                                                           27116                              35018
                                                                           27685                              34299
                                                                           26831                              35145
                                                                           26825                              34596
                                                                           28377                              36744
                                                                           28639                              34804
                                                                           29236                              34657
                                                                           28646                              31926
12/00                                                                      30199                              32083
                                                                           29762                              33220
                                                                           29466                              30193
                                                                           28525                              28282
                                                                           29987                              30476
                                                                           30522                              30680
                                                                           29746                              29935
                                                                           29962                              29640
                                                                           28982                              27786
                                                                           27088                              25543
                                                                           27098                              26031
                                                                           28601                              28028
12/01                                                                      28927                              28275
                                                                           28991                              27862
                                                                           29463                              27325
                                                                           30279                              28353
                                                                           29005                              26634
                                                                           29274                              26439
                                                                           27706                              24556
                                                                           25473                              22643
                                                                           25294                              22791
                                                                           22498                              20316
                                                                           24203                              22101
                                                                           25864                              23401
12/02                                                                      24756                              22027
                                                                           23909                              21452
                                                                           23416                              21131
                                                                           23371                              21335
                                                                           25115                              23091
                                                                           26726                              24306
                                                                           26964                              24618
                                                                           27228                              25052
                                                                           27828                              25539
                                                                           27502                              25269
                                                                           28807                              26697
                                                                           29344                              26931
12/03                                                                      31312                              28343

    --- DIVIDEND AND GROWTH IB                 --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $31,312 ending value                       $28,343 ending value

AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)

                                             SINCE
                         1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------
Dividend and Growth
  IB(2)                  26.48%    3.84%    12.33%
---------------------------------------------------------
S&P 500 Index            28.67%   -0.57%    11.19%
---------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
EDWARD P. BOUSA, CFA
Vice President
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund, Class IB returned 26.48% for the 12 months ended December 31, 2003. The Fund underperformed both the Lipper Equity Income VA-UF Average, which returned 26.81% and the S&P 500 Index, which returned 28.67% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the 12-month period ending December 31, 2003, the economic picture has improved. With both fiscal and monetary stimulus at sizable levels, the economy should continue to strengthen and we expect GDP to further improve in 2004. Productivity figures have been very strong as well, having a large positive impact on corporate earnings. However, job growth has lagged the recovery, indicating that manufacturing jobs continue to move overseas and that businesses are still cautious about hiring.

With respect to the Fund's relative results, our underperformance relative to the S&P 500 can be largely attributed to our low exposure to high beta, speculative information technology names and a couple of poor investments within the telecommunications and utilities sectors. Our technology underweight negatively impacted performance as the sector, fueled by a recovery in semiconductors and hardware providers, returned over 45% for the period. In terms of our diversified telecommunication provider holdings, we were disappointed with the performance of Verizon Communications, Inc. (communications) and AT&T Corp. (communications), which traded lower on weaker-than-expected demand for their core services. On an absolute basis, Schering-Plough Corp. (drugs) was the largest detractor from performance. Schering-Plough Corp. faced competitive pressures across several key drug franchises. At the end of the period, we continued to own AT&T Corp., Verizon Communications, Inc. and Schering-Plough Corp.

Our stock selection was particularly strong among financials and energy names. For the period, Citigroup, Inc. (banks) and Caterpillar, Inc. (machinery) were our two top positive absolute contributors. Citigroup, Inc. benefited from its leverage to rising financial markets, while Caterpillar, Inc. experienced a significant up-tick in orders resulting in higher earnings levels relative to previous cycles. At the margin, our macroeconomic strategies "paid off" as our overweight to materials and underweight to health care and consumer staples boosted benchmark-relative returns.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Although the market favored higher-valued speculative growth stocks and small cap stocks during most of 2003, our strategy of owning reasonably priced companies with good dividend yields showed signs of outperformance in the fourth quarter. This is encouraging for 2004. The combination of a stronger economy, higher interest rates and a weaker dollar is unlikely to lead to further multiple expansions for the speculative stocks, and therefore we believe the Fund is well-positioned as we begin the new year.

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment

(PERFORMANCE LINE GRAPH)

                                                               INTERNATIONAL OPPORTUNITIES IB     MSCI AC WORLD FREE EX US INDEX
                                                               ------------------------------     ------------------------------
12/31/93                                                                   10000                              10000
                                                                           10393                              10822
                                                                           10029                              10740
                                                                            9570                              10249
                                                                            9786                              10597
                                                                            9827                              10600
                                                                            9760                              10675
                                                                           10001                              10849
                                                                           10376                              11214
                                                                           10021                              10936
                                                                           10293                              11230
                                                                            9827                              10688
12/94                                                                       9782                              10663
                                                                            9400                              10180
                                                                            9349                              10124
                                                                            9745                              10696
                                                                           10007                              11113
                                                                           10139                              11064
                                                                           10132                              10911
                                                                           10683                              11530
                                                                           10457                              11131
                                                                           10556                              11321
                                                                           10537                              11018
                                                                           10770                              11277
12/95                                                                      11116                              11723
                                                                           11397                              11884
                                                                           11490                              11884
                                                                           11655                              12106
                                                                           12088                              12473
                                                                           11983                              12286
                                                                           11974                              12348
                                                                           11551                              11938
                                                                           11629                              12008
                                                                           11812                              12306
                                                                           11800                              12182
                                                                           12393                              12652
12/96                                                                      12522                              12506
                                                                           12394                              12276
                                                                           12445                              12501
                                                                           12454                              12475
                                                                           12373                              12580
                                                                           13182                              13357
                                                                           13791                              14094
                                                                           14196                              14380
                                                                           13150                              13249
                                                                           13863                              13965
                                                                           12812                              12776
                                                                           12607                              12616
12/97                                                                      12534                              12761
                                                                           12677                              13143
                                                                           13531                              14020
                                                                           14173                              14505
                                                                           14496                              14608
                                                                           14592                              14344
                                                                           14615                              14290
                                                                           14766                              14425
                                                                           12613                              12391
                                                                           12127                              12129
                                                                           13015                              13400
                                                                           13768                              14120
12/98                                                                      14155                              14606
                                                                           14561                              14591
                                                                           14209                              14264
                                                                           15018                              14953
                                                                           15588                              15701
                                                                           14941                              14963
                                                                           15670                              15651
                                                                           16069                              16018
                                                                           16090                              16073
                                                                           16184                              16182
                                                                           16723                              16785
                                                                           17678                              17456
12/99                                                                      19761                              19121
                                                                           18648                              18083
                                                                           20000                              18572
                                                                           19814                              19270
                                                                           18719                              18195
                                                                           17931                              17729
                                                                           18627                              18484
                                                                           18050                              17755
                                                                           18292                              17974
                                                                           17342                              16977
                                                                           16508                              16438
                                                                           15761                              15700
12/00                                                                      16352                              16236
                                                                           16448                              16480
                                                                           15128                              15175
                                                                           14051                              14102
                                                                           15100                              15062
                                                                           14512                              14646
                                                                           14048                              14084
                                                                           13739                              13771
                                                                           13356                              13429
                                                                           11945                              12004
                                                                           12261                              12340
                                                                           12988                              12905
12/01                                                                      13265                              13071
                                                                           12669                              12511
                                                                           12706                              12601
                                                                           13412                              13338
                                                                           13348                              13372
                                                                           13507                              13518
                                                                           12913                              12934
                                                                           11598                              11673
                                                                           11462                              11674
                                                                           10103                              10436
                                                                           10851                              10996
                                                                           11358                              11525
12/02                                                                      10862                              11153
                                                                           10383                              10761
                                                                           10081                              10543
                                                                            9873                              10338
                                                                           10778                              11335
                                                                           11396                              12057
                                                                           11579                              12390
                                                                           11914                              12720
                                                                           12350                              13099
                                                                           12451                              13466
                                                                           13192                              14339
                                                                           13462                              14651
12/03                                                                      14421                              15770

    --- INTERNATIONAL OPPORTUNITIES IB         --- MSCI AC WORLD FREE EX US INDEX
        $10,000 starting value                     $10,000 starting value
        $14,421 ending value                       $15,770 ending value

AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)

                                1 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------------
International Opportunities
  IB(2)                         32.76%    0.37%    3.73%
--------------------------------------------------------------
MSCI AC World Free ex US Index  41.40%    1.54%    4.66%
--------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
TROND SKRAMSTAD
Senior Vice President, Partner,
Director of International Equities
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund, Class IB returned 32.76% for the 12 months ended December 31, 2003. The Fund underperformed both the Lipper International VA-UF Average, which returned 35.41% and the Morgan Stanley Capital International (MSCI) All-Country World Free ex US Index, which returned 41.40% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The global recovery is here. International equity markets climbed strongly over the past twelve months. As measured by the MSCI regional indices, Japan outperformed Pac Basin ex-Japan and Europe in local currency terms during the year. However, in USD terms, MSCI Pac Basin ex-Japan strongly outperformed both Europe and Japan, helped by the appreciation of the Australian currency versus the dollar.

The Fund's underperformance versus the Index can be linked to three main drivers. First, our holdings within the consumer discretionary and telecommunications services sectors, while recording strong double-digit returns for the year, lagged the returns of those sectors in the Index. Second, our overweight allocation to the defensive health care sector detracted from relative returns, as the market reflected a more risk-seeking environment benefiting more economically or financially levered cyclicals. The third factor was that the average cap size of our holdings was higher than that of the index, which hurt our relative performance as small and mid cap securities dramatically outpaced larger caps.

During the year, the Fund recorded strong absolute returns. Financials sector holdings were a primary driver of Fund returns, led by significant contributor National Bank of Canada (banks). Information technology sector holdings also contributed strongly to Fund returns. After a prolonged slump, global semiconductor sales have improved markedly thanks to higher average selling prices and increased demand from wireless handsets. Consequently, top contributing stocks within the sector included ASML Holding N.V. (machinery) and Nokia Corp. (communications). The top contributor to Fund returns overall was Vodafone Group PLC (communications).

WHAT IS YOUR OUTLOOK AND STRATEGY?

While equity markets have priced in significant economic growth already, we believe that conditions are ripe for expansion to continue into the first half of 2004, with the growth picture continuing to be bolstered by the massive fiscal and monetary stimulus enacted by governments and central banks around the globe over the last several years. China has positively impacted the world's economic growth this year, helping drive global demand for both raw materials and capital goods. The rest of Asia ex-Japan finds itself at the end of a multi-year adjustment process and is poised to move ahead once again, as the region no longer relies upon the U.S. as its main growth driver. Instead, the Asian consumer is becoming an increasingly important engine of growth. The Japanese recovery appears to be legitimate as corporations have lowered their debt and overcapacity and can now focus on product leadership. We have sold several of our defensive holdings and shifted into companies with greater operational gearing. Europe lagged but is expected to make up ground in 2004. The economic impact of the appreciating euro has adversely slowed growth, but monetary and fiscal stimulus should help drive a cyclical economic upturn. As we move forward into 2004, we are likely to take profits in some of the more economically or financially levered cyclicals that have already performed well. On the other hand, we would look to add those stocks that have either lagged or have not discounted a recovery in earnings to more normal levels.

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 8/9/96 - 12/31/03
Growth of a $10,000 investment

(PERFORMANCE LINE GRAPH)

                                                                      SMALL COMPANY IB              RUSSELL 2000 GROWTH INDEX
                                                                      ----------------              -------------------------
8/9/96                                                                     10000                              10000
                                                                           10234                              10231
                                                                           10820                              10758
                                                                           10483                              10294
                                                                           10740                              10580
12/96                                                                      10705                              10786
                                                                           10733                              11056
                                                                           10537                              10388
                                                                            9979                               9655
                                                                           10070                               9543
                                                                           11158                              10978
                                                                           11810                              11350
                                                                           12314                              11931
                                                                           12585                              12290
                                                                           13810                              13270
                                                                           12960                              12473
                                                                           12734                              12176
12/97                                                                      12640                              12183
                                                                           12233                              12020
                                                                           13626                              13081
                                                                           14194                              13630
                                                                           14331                              13714
                                                                           13583                              12717
                                                                           13749                              12847
                                                                           13257                              11774
                                                                           10092                               9056
                                                                           11034                               9975
                                                                           11842                              10495
                                                                           12620                              11309
12/98                                                                      14082                              12332
                                                                           14773                              12887
                                                                           13187                              11708
                                                                           14335                              12125
                                                                           15526                              13196
                                                                           15842                              13217
                                                                           17170                              13913
                                                                           17142                              13483
                                                                           16778                              12979
                                                                           17157                              13229
                                                                           17733                              13568
                                                                           19661                              15002
12/99                                                                      23312                              17647
                                                                           22553                              17482
                                                                           26559                              21550
                                                                           26081                              19285
                                                                           23770                              17338
                                                                           21115                              15820
                                                                           24137                              17863
                                                                           22129                              16332
                                                                           23901                              18050
                                                                           22862                              17153
                                                                           21458                              15761
                                                                           18822                              12899
12/00                                                                      20217                              13689
                                                                           19368                              14797
                                                                           17244                              12768
                                                                           15770                              11608
                                                                           17929                              13029
                                                                           17708                              13330
                                                                           17990                              13694
                                                                           17032                              12526
                                                                           16321                              11743
                                                                           13740                               9849
                                                                           14863                              10796
                                                                           16293                              11697
12/01                                                                      17170                              12425
                                                                           16891                              11983
                                                                           16111                              11208
                                                                           17315                              12182
                                                                           16888                              11918
                                                                           16227                              11222
                                                                           15123                              10270
                                                                           12668                               8691
                                                                           12415                               8687
                                                                           11905                               8060
                                                                           12336                               8468
                                                                           13098                               9307
12/02                                                                      11951                               8665
                                                                           11639                               8429
                                                                           11425                               8204
                                                                           11822                               8328
                                                                           13067                               9116
                                                                           14505                              10143
                                                                           14963                              10339
                                                                           16020                              11120
                                                                           16811                              11718
                                                                           16221                              11421
                                                                           17733                              12408
                                                                           18234                              12812
12/03                                                                      18582                              12870

    --- SMALL COMPANY IB                       --- RUSSELL 2000 GROWTH INDEX
        $10,000 starting value                     $10,000 starting value
        $18,582 ending value                       $12,870 ending value

AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)

                           1 YEAR   5 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
Small Company IB(2)        55.48%    5.70%        8.74%
-----------------------------------------------------------------
Russell 2000 Growth Index  48.53%    0.86%        3.47%
-----------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
STEVEN C. ANGELI, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund, Class IB returned 55.48% for the 12 months ended December 31, 2003. The Fund outperformed both the Russell 2000 Growth Index, which returned 48.53% and the Lipper Small Cap Core VA-UF Average, which returned 41.42% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year 2003 was marked by a spectacular, if somewhat speculative, small cap growth cycle. Small cap growth stocks "rose from the ashes" to the top of the performance charts. This rise of small cap growth stocks fits well with historic patterns, as the market again anticipated a strong recovery in the economy -- and the resulting dramatic impact on small company fundamentals was swiftly discounted in stock prices. All ten sectors of the Russell 2000 Growth Index posted double-digit positive returns for the period, with telecommunications and technology leading the way.

The Fund's strong outperformance was driven primarily by excellent stock selection and to a lesser extent by favorable sector allocation decisions. Security selection was additive in all but two sectors, with telecommunications and consumer discretionary leading the way. Within the technology sector, our strategy of re-allocating funds into companies with more leverage to a semiconductor upturn paid off handsomely as stocks like ASE Test Ltd. (electronics) and Micro Semiconductor (electronics) experienced triple digit appreciation. Unable to find reasonable values amid the speculative tech frenzy, we remained underweight to the sector throughout much of the year, which detracted marginally from our index-relative results.

The top contributors to absolute returns were American Tower Corp., Class A (communications), Red Hat, Inc. (software & services), and eResearch Technology, Inc. (software & services). After the carnage of the telecom boom and bust, American Tower Corp., Class A remains a dominant leader that is de-leveraging its balance sheet with free cash flow while still growing its core business. Three significant detractors from returns were NDC Health Corp. (health services), Pinnacle West Capital Corp. (utilities), and AGCO Corp. (machinery). All three have been eliminated from the Fund.

WHAT IS YOUR OUTLOOK AND STRATEGY?

The recovering U.S. economy is shifting into high gear, as manufacturing activity approaches 20-year highs, consumer spending remains brisk, jobless claims are falling, and overall confidence is strong. Going forward, we foresee a synchronized global rebound, driven by industrial and general business strength, tempered by a peaking consumer.

The Fund is positioned to benefit from a recovery in the industrial and general business-to-business sectors of the economy. We remain overweight industrials, telecom and consumer discretionary and underweight financials and technology. Similar to other economic recoveries, small companies are once again leading the way with accelerating fundamentals.

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

PERFORMANCE OVERVIEW 12/31/93 - 12/31/03
Growth of a $10,000 investment

(PERFORMANCE LINE GRAPH)

                                                                          STOCK IB                        S&P 500 INDEX
                                                                          --------                        -------------
12/31/93                                                                   10000                              10000
                                                                           10258                              10340
                                                                           10126                              10059
                                                                            9624                               9621
                                                                            9665                               9745
                                                                            9798                               9904
                                                                            9538                               9662
                                                                            9852                               9979
                                                                           10212                              10387
                                                                            9938                              10133
                                                                           10002                              10361
                                                                            9628                               9984
12/94                                                                       9786                              10131
                                                                            9941                              10394
                                                                           10394                              10799
                                                                           10709                              11117
                                                                           10907                              11444
                                                                           11276                              11901
                                                                           11560                              12177
                                                                           11944                              12580
                                                                           11986                              12610
                                                                           12517                              13142
                                                                           12275                              13094
                                                                           12931                              13670
12/95                                                                      13090                              13933
                                                                           13483                              14407
                                                                           13704                              14541
                                                                           13875                              14681
                                                                           14101                              14897
                                                                           14512                              15279
                                                                           14620                              15337
                                                                           14121                              14660
                                                                           14323                              14969
                                                                           15116                              15810
                                                                           15436                              16246
                                                                           16630                              17473
12/96                                                                      16239                              17127
                                                                           17257                              18196
                                                                           17339                              18340
                                                                           16742                              17588
                                                                           17709                              18636
                                                                           18769                              19769
                                                                           19796                              20655
                                                                           21228                              22297
                                                                           19876                              21048
                                                                           20921                              22199
                                                                           20235                              21458
                                                                           21109                              22451
12/97                                                                      21281                              22838
                                                                           21542                              23089
                                                                           23172                              24753
                                                                           24464                              26021
                                                                           25002                              26284
                                                                           24569                              25832
                                                                           25795                              26880
                                                                           26036                              26595
                                                                           22221                              22749
                                                                           23211                              24208
                                                                           25300                              26175
                                                                           26855                              27761
12/98                                                                      28345                              29361
                                                                           29211                              30588
                                                                           28551                              29638
                                                                           29839                              30823
                                                                           31073                              32017
                                                                           30101                              31262
                                                                           32018                              32997
                                                                           31099                              31966
                                                                           30717                              31807
                                                                           29938                              30935
                                                                           31565                              32892
                                                                           32014                              33561
12/99                                                                      33892                              35538
                                                                           32051                              33752
                                                                           31536                              33114
                                                                           34790                              36351
                                                                           33754                              35258
                                                                           33141                              34534
                                                                           33534                              35386
                                                                           32875                              34833
                                                                           34493                              36995
                                                                           32945                              35043
                                                                           33129                              34894
                                                                           31120                              32145
12/00                                                                      31448                              32303
                                                                           32284                              33448
                                                                           30018                              30400
                                                                           27959                              28475
                                                                           30013                              30685
                                                                           30258                              30891
                                                                           28956                              30140
                                                                           28621                              29843
                                                                           26637                              27977
                                                                           24779                              25719
                                                                           25378                              26210
                                                                           27354                              28220
12/01                                                                      27552                              28468
                                                                           26871                              28053
                                                                           26483                              27512
                                                                           27442                              28547
                                                                           25078                              26817
                                                                           24716                              26620
                                                                           22967                              24725
                                                                           21539                              22799
                                                                           21355                              22947
                                                                           18982                              20455
                                                                           20700                              22253
                                                                           22257                              23561
12/02                                                                      20824                              22178
                                                                           20276                              21599
                                                                           19872                              21275
                                                                           19951                              21481
                                                                           21475                              23249
                                                                           22525                              24473
                                                                           22856                              24786
                                                                           23427                              25223
                                                                           23731                              25714
                                                                           23345                              25442
                                                                           24577                              26879
                                                                           24802                              27115
12/03                                                                      26271                              28536

    --- STOCK IB                               --- S&P 500 INDEX
        $10,000 starting value                     $10,000 starting value
        $26,271 ending value                       $28,536 ending value

AVERAGE ANNUAL RETURNS(1) (as of 12/31/03)

               1 YEAR   5 YEAR   10 YEAR
---------------------------------------------
Stock IB(2)    26.16%   -1.51%   10.14%
---------------------------------------------
S&P 500 Index  28.67%   -0.57%   11.06%
---------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see Page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
RAND L. ALEXANDER, CFA
Senior Vice President, Partner
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund, Class IB returned 26.16% for the 12 months ended December 31, 2003. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned 26.43% and the S&P 500 Index, which returned 28.67% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund generated strong absolute returns in 2003 as the equity markets rebounded after three years of negative returns. Low interest rates, tax cuts, a stabilizing employment picture, and a weakening dollar provided a boost to the US economy, and in turn, investor confidence. All ten sectors of the S&P 500 Index had positive returns for the year.

While the recovery was broad-based by industry, there was a notable divergence in the performance of companies depending on their market capitalization. Investors had a sharp change in risk perception and chased the stocks of the companies that had the most financial and operating leverage. In this environment, there was nearly an inverse relationship between company size and returns; smallest stocks performed the best and mega-cap stocks performed the worst.

The Fund generated strong returns through positive sector allocation decisions and solid performance from some individual holdings. We maintained overweight positions in information technology and materials, the two strongest areas of the market during 2003. We also remained underweight telecommunication services, which was the poorest performing sector, as the industry continues to work through capacity issues. Strong absolute contributors during the year included Citigroup, Inc. (banks), Intel Corp. (electronics), and Cisco Systems, Inc. (computers & office equipment). Citigroup, Inc. has executed well, controlled costs and is leveraged to an improvement in capital market activity. Intel Corp. benefited from a strong semiconductor cycle in 2003 as they continually beat earnings expectations. Cisco Systems, Inc. rose sharply during the year driven by a rebound in technology spending and new product introductions.

In terms of relative performance, the Fund underperformed the benchmark because of two factors related to stock selection. First, we have a large-cap, high quality bias and did not benefit from the strong performance of the smaller cap, speculative parts of the market, especially in the information technology and telecommunication services. Second, we owned some specific stocks that were poor performers, such as Schering-Plough Corp. (drugs), Baxter International, Inc. (medical instruments & supplies), and Safeway, Inc. (consumer non-durables). Schering-Plough Corp. was weak due to the conversion of the Claritin franchise to the over-the-counter market and competition in other key drugs. Safeway, Inc. struggled as a result of the weak economy as well as competitive pressures from Wal-Mart Stores. Baxter International, Inc. had weak earnings due to pricing and competitive issues in their biosciences business. These stocks are no longer held in the Fund.

WHAT IS THE OUTLOOK AND STRATEGY?

We have a positive outlook for 2004. Tax cuts, a weaker dollar, sustained productivity, and healthier balance sheets all bode well for corporate profits. The consumer has driven the economic recovery so far; however, we will look for improved corporate spending and employment trends as key gauges to determine the sustainability of the domestic recovery. At this juncture, we believe a sustainable up-trend will in fact unfold over the next several months and support growth in 2004. The portfolio is positioned with a cyclical bias with the largest overweights in capital goods, media, materials, and technology hardware. We believe the environment bodes well for large-cap, multi-national, industry leading companies.

 HARTFORD ADVISERS HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                             VALUE #
-------------                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS V  -- 1.2%
$     @43,000   AESOP Funding II LLC, Series 1998-1, Class A (Aaa
                  Moodys)
                  6.14% due 05/20/06..............................  $    45,152
       18,000   Asset Securitization Corp.,
                  Series 1997-D4, Class A1D
                  (Aaa Moodys)
                  7.49% due 04/14/29..............................       20,312
       17,200   Asset Securitization Corp.,
                  Series 1997-D5, Class A1E
                  (Aa1 Moodys)
                  6.93% due 02/14/41..............................       18,290
       20,352   Chase Commercial Mortgage Securities Corp., Series
                  1997-1, Class A2 (AAA S&P)
                  7.37% due 02/19/07..............................       22,264
        3,400   Citibank Credit Card Issuance Trust, Series
                  2001-B1, Class B1
                  (A2 Moodys)
                  7.05% due 09/17/07..............................        3,680
        4,000   Citibank Credit Card Master Trust l, Series
                  1999-7, Class B (A2 Moodys)
                  6.90% due 11/15/06..............................        4,183
       17,225   Lehman Brothers Commercial Mortgage Trust, Series
                  1997-C1, Class A3 (Aaa Moodys)
                  7.38% due 04/18/07..............................       19,175
        3,000   Standard Credit Card Master Trust, Series 1995-1,
                  Class B (A1 Moodys)
                  8.45% due 01/07/07..............................        3,206
                                                                    -----------
                                                                        136,262
                                                                    -----------
                Total collateralized mortgage obligations.........  $   136,262
                                                                    ===========

   SHARES
-------------
COMMON STOCKS -- 70.2%
                BANKS -- 9.3%
        2,369   American Express Co. .............................  $   114,242
        2,993   Bank One Corp. ...................................      136,442
        2,100   Bank of America Corp. ............................      168,903
        5,787   Citigroup, Inc. ..................................      280,923
        1,024   Federal National Mortgage Association.............       76,884
       +1,120   HSBC Holdings PLC, ADR............................       88,255
        1,339   KeyCorp. .........................................       39,248
        1,479   State Street Corp. ...............................       77,016
        1,687   U.S. Bancorp......................................       50,230
        1,048   Wachovia Corp. ...................................       48,808
                                                                    -----------
                                                                      1,080,951
                                                                    -----------
                BUSINESS SERVICES -- 0.7%
       *3,083   Accenture Ltd.....................................       81,147
                                                                    -----------
                CHEMICALS -- 1.2%
        1,356   Dow Chemical Co. (The)............................       56,349
        1,869   du Pont (E.I.) de Nemours & Co. ..................       85,768
                                                                    -----------
                                                                        142,117
                                                                    -----------
                COMMUNICATIONS -- 0.5%
        4,234   Motorola, Inc. ...................................       59,575
                                                                    -----------

                                                                      MARKET
   SHARES                                                             VALUE #
-------------                                                       -----------
                COMPUTERS & OFFICE
                EQUIPMENT -- 5.6%
          950   3M Co. ...........................................  $    80,779
       *6,828   Cisco Systems, Inc................................      165,845
       *4,197   EMC Corp..........................................       54,221
        6,232   Hewlett-Packard Co. ..............................      143,144
        2,182   International Business Machines Corp. ............      202,228
                                                                    -----------
                                                                        646,217
                                                                    -----------
                CONSUMER DURABLES -- 0.5%
        2,027   Masco Corp. ......................................       55,557
                                                                    -----------
                CONSUMER NON-DURABLES -- 2.1%
          588   Cardinal Health, Inc. ............................       35,974
        3,303   Gillette Co. (The)................................      121,334
          914   Procter & Gamble Co. (The)........................       91,290
                                                                    -----------
                                                                        248,598
                                                                    -----------
                DRUGS -- 7.9%
        2,357   Abbott Laboratories...............................      109,822
       *1,620   Amgen, Inc........................................      100,122
        2,336   Eli Lilly & Co. ..................................      164,277
       *1,113   Genzyme Corp......................................       54,891
        1,188   Merck & Co., Inc. ................................       54,872
        9,175   Pfizer, Inc. .....................................      324,166
        2,600   Wyeth.............................................      110,370
                                                                    -----------
                                                                        918,520
                                                                    -----------
                ELECTRONICS -- 4.8%
        9,191   General Electric Co. .............................      284,728
        6,975   Intel Corp. ......................................      224,595
        1,808   Texas Instruments, Inc. ..........................       53,107
                                                                    -----------
                                                                        562,430
                                                                    -----------
                ENERGY & SERVICES -- 4.0%
        1,119   ChevronTexaco Corp. ..............................       96,636
        6,482   Exxon Mobil Corp. ................................      265,778
        1,821   Schlumberger Ltd. ................................       99,629
                                                                    -----------
                                                                        462,043
                                                                    -----------
                FINANCIAL SERVICES -- 2.1%
          827   Franklin Resources, Inc. .........................       43,064
        1,919   Merrill Lynch & Co., Inc. ........................      112,567
        1,508   Morgan Stanley Dean Witter & Co. .................       87,256
                                                                    -----------
                                                                        242,887
                                                                    -----------
                FOOD, BEVERAGE & TOBACCO -- 3.3%
        3,192   Coca-Cola Co. (The)...............................      161,994
       +1,682   General Mills, Inc. ..............................       76,172
        3,093   PepsiCo, Inc. ....................................      144,205
                                                                    -----------
                                                                        382,371
                                                                    -----------
                FOREST & PAPER PRODUCTS -- 1.1%
        1,970   International Paper Co. ..........................       84,927
          700   Weyerhaeuser Co. .................................       44,800
                                                                    -----------
                                                                        129,727
                                                                    -----------
                HEALTH SERVICES -- 0.4%
        1,098   HCA, Inc. ........................................       47,170
                                                                    -----------
                HOTELS & GAMING -- 0.3%
          681   Marriott International, Inc., Class A.............       31,453
                                                                    -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                      MARKET
   SHARES                                                             VALUE #
-------------                                                       -----------
COMMON STOCKS  -- (CONTINUED)
                INSURANCE -- 3.3%
        3,284   American International Group, Inc. ...............  $   217,683
        2,200   Marsh & McLennan Cos., Inc. ......................      105,358
        3,737   Travelers Property Casualty
                  Corp. -- Class B................................       63,412
                                                                    -----------
                                                                        386,453
                                                                    -----------
                MACHINERY -- 1.4%
       *1,969   Applied Materials, Inc............................       44,211
        1,398   Caterpillar, Inc. ................................      116,045
                                                                    -----------
                                                                        160,256
                                                                    -----------
                MEDIA & ENTERTAINMENT -- 4.8%
       *2,744   Comcast Corp......................................       90,190
       *6,604   Liberty Media Corp., Class A......................       78,523
      *12,300   Time Warner, Inc..................................      221,277
        2,496   Viacom, Inc., Class B.............................      110,759
        2,521   Walt Disney Co. (The).............................       58,815
                                                                    -----------
                                                                        559,564
                                                                    -----------
                MEDICAL INSTRUMENTS & SUPPLIES -- 1.3%
        1,450   Johnson & Johnson.................................       74,912
        1,665   Medtronic, Inc. ..................................       80,921
                                                                    -----------
                                                                        155,833
                                                                    -----------
                METALS, MINERALS & MINING -- 1.5%
        1,790   Alcoa, Inc. ......................................       68,020
        1,259   Illinois Tool Works, Inc. ........................      105,609
                                                                    -----------
                                                                        173,629
                                                                    -----------
                RETAIL -- 4.0%
       *3,175   Costco Wholesale Corp.............................      118,035
        4,458   Gap, Inc. (The)...................................      103,459
        4,093   Home Depot, Inc. (The)............................      145,275
         *554   Kohl's Corp.......................................       24,874
        1,894   Target Corp. .....................................       72,714
                                                                    -----------
                                                                        464,357
                                                                    -----------
                RUBBER & PLASTICS PRODUCTS -- 0.8%
        1,300   NIKE, Inc., Class B...............................       88,998
                                                                    -----------
                SOFTWARE & SERVICES -- 5.3%
       *1,994   Computer Sciences Corp. ..........................       88,186
       +1,877   First Data Corp. .................................       77,142
       11,423   Microsoft Corp. ..................................      314,595
       *4,456   Oracle Corp. .....................................       58,824
       +1,828   SAP AG, ADR.......................................       75,972
                                                                    -----------
                                                                        614,719
                                                                    -----------
                TRANSPORTATION -- 3.4%
        1,248   CSX Corp. ........................................       44,842
        1,387   FedEx Corp. ......................................       93,609
        1,400   Lockheed Martin Corp. ............................       71,960
          809   Northrop Grumman Corp. ...........................       77,302
        1,162   United Technologies Corp. ........................      110,151
                                                                    -----------
                                                                        397,864
                                                                    -----------
                UTILITIES -- 0.6%
        2,250   Waste Management, Inc. ...........................       66,585
                                                                    -----------
                Total common stocks...............................  $ 8,159,021
                                                                    ===========

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES V  -- 12.0%
             BANKS -- 1.4%
$   20,000   Bank One Corp. (Aa3 Moodys)
               6.875% due 08/01/06.............................  $    22,117
    20,000   Bank of America Corp. (Aa2 Moodys)
               5.875% due 02/15/09.............................       21,914
     1,000   Bank of America Corp. (Aa3 Moodys)
               6.20% due 02/15/06..............................        1,081
    10,000   BankBoston Corp. (A2 Moodys)
               6.625% due 02/01/04.............................       10,038
    14,825   Banponce Corp. (Baa1 Moodys)
               6.75% due 12/15/05..............................       16,123
    25,000   Bayerische Landesbank Girozentrale (Aaa Moodys)
               5.65% due 02/01/09..............................       27,149
     1,000   Citigroup, Inc. (Aa1 Moodys)
               6.50% due 01/18/11..............................        1,127
     1,500   First Chicago NBD Corp. (A1 Moodys)
               7.125% due 05/15/07.............................        1,692
    13,685   First Union National Bank (Aa3 Moodys)
               5.80% due 12/01/08..............................       15,005
    +1,000   Household Finance Corp. (A1 Moodys)
               6.00% due 05/01/04..............................        1,015
     1,500   Inter-American Development Bank (Aaa Moodys)
               7.375% due 01/15/10.............................        1,797
     1,500   International Bank for Reconstruction &
               Development (Aaa Moodys)
               7.00% due 01/27/05..............................        1,590
    36,745   Key Bank, N.A. (A1 Moodys)
               5.80% due 04/01/04..............................       37,137
       750   KeyCorp. Capital II (A3 Moodys)
               6.875% due 03/17/29.............................          786
     1,500   Mellon Funding Corp. (A2 Moodys)
               6.375% due 02/15/10.............................        1,670
     1,000   Morgan (J.P.) Chase & Co. (A2 Moodys)
               6.75% due 02/01/11..............................        1,128
       750   National City Corp. (A2 Moodys)
               6.875% due 05/15/19.............................          866
       500   Republic New York Capital I (A2 Moodys)
               7.75% due 11/15/26..............................          539
     1,500   Salomon Smith Barney Holdings, Inc. (Aa1 Moodys)
               5.875% due 03/15/06.............................        1,615
       500   State Street Corp. (A1 Moodys)
               7.65% due 06/15/10..............................          598
     1,000   Washington Mutual Financial Corp. (A3 Moodys)
               7.25% due 06/15/06..............................        1,112
     1,000   Wells Fargo Bank N.A. (Aa1 Moodys)
               6.45% due 02/01/11..............................        1,123
                                                                 -----------
                                                                     167,222
                                                                 -----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES V  -- (CONTINUED)
             CHEMICALS -- 0.4%
$   20,000   ICI Wilmington, Inc. (Baa3 Moodys)
               6.95% due 09/15/04..............................  $    20,624
    20,000   Rohm & Haas Co. (A3 Moodys)
               7.40% due 07/15/09..............................       23,436
                                                                 -----------
                                                                      44,060
                                                                 -----------
             COMMUNICATIONS -- 0.1%
    10,000   Bellsouth Telecommunications, Inc. (Aa3 Moodys)
               6.375% due 06/01/28.............................       10,435
       500   GTE Corp. (A3 Moodys)
               7.51% due 04/01/09..............................          575
       500   Sprint Capital Corp. (Baa3 Moodys)
               6.875% due 11/15/28.............................          488
       500   Sprint Capital Corp. (Baa3 Moodys)
               7.625% due 01/30/11.............................          560
       750   Telecommunications de Puerto Rico (Baa1 Moodys)
               6.65% due 05/15/06..............................          813
       500   Verizon Global Funding Corp. (A2 Moodys)
               7.25% due 12/01/10..............................          576
       500   Verizon Global Funding Corp. (A2 Moodys)
               7.75% due 12/01/30..............................          587
                                                                 -----------
                                                                      14,034
                                                                 -----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.4%
    30,000   Hewlett-Packard Co. (A3 Moodys)
               7.15% due 06/15/05..............................       32,254
    18,000   Pitney Bowes, Inc. (Aa3 Moodys)
               5.50% due 04/15/04..............................       18,208
                                                                 -----------
                                                                      50,462
                                                                 -----------
             CONSUMER NON-DURABLES -- 0.7%
    25,000   Boise Cascade Office Products Corp. (Ba2 Moodys)
               7.05% due 05/15/05..............................       26,043
       350   Cardinal Health, Inc. (A2 Moodys)
               6.75% due 02/15/11..............................          400
    18,000   Colgate-Palmolive Co. (Aa3 Moodys)
               5.58% due 11/06/08..............................       19,697
       750   Procter & Gamble Co. (The) (Aa3 Moodys)
               6.875% due 09/15/09.............................          866
    21,100   Procter & Gamble Co. (The) (Aa3 Moodys)
               9.36% due 01/01/21..............................       28,302
       750   SYSCO Corp. (A1 Moodys)
               6.50% due 08/01/28..............................          831
                                                                 -----------
                                                                      76,139
                                                                 -----------
             CONSUMER SERVICES -- 0.4%
    37,832   Postal Square LP (NA Moodys)
               8.95% due 06/15/22..............................       49,553
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             DRUGS -- 0.5%
$   26,000   American Home Products Corp. (Baa1 Moodys)
               7.25% due 03/01/23..............................  $    28,630
       750   Bristol-Myers Squibb Co. (A1 Moodys)
               6.80% due 11/15/26..............................          836
    29,000   Pharmacia Corp. (Aaa Moodys)
               6.60% due 12/01/28..............................       32,656
                                                                 -----------
                                                                      62,122
                                                                 -----------
             EDUCATION -- 0.1%
    10,900   Harvard University (Aaa Moodys)
               8.125% due 04/15/07.............................       12,666
                                                                 -----------
             ELECTRICAL EQUIPMENT -- 0.6%
    30,000   Danaher Corp. (A2 Moodys)
               6.00% due 10/15/08..............................       32,907
    30,000   Rockwell International Corp. (A3 Moodys)
               6.70% due 01/15/28..............................       32,856
                                                                 -----------
                                                                      65,763
                                                                 -----------
             ELECTRONICS -- 0.0%
       500   Heller Financial, Inc. (Aaa Moodys)
               6.375% due 03/15/06.............................          545
                                                                 -----------
             ENERGY & SERVICES -- 0.1%
    12,250   Amoco Co. (Aa1 Moodys)
               6.50% due 08/01/07..............................       13,777
     1,000   Conoco, Inc. (A3 Moodys)
               6.95% due 04/15/29..............................        1,134
     1,000   Texaco Capital, Inc. (Aa3 Moodys)
               8.625% due 06/30/10.............................        1,258
                                                                 -----------
                                                                      16,169
                                                                 -----------
             FINANCIAL SERVICES -- 0.8%
    30,000   AXA Financial, Inc. (A3 Moodys)
               7.00% due 04/01/28..............................       33,544
   @16,355   ERAC USA Finance Co. (Baa1 Moodys)
               7.35% due 06/15/08..............................       18,686
     1,000   Goldman Sachs Group, Inc. (The) (Aa3 Moodys)
               6.65% due 05/15/09..............................        1,131
       750   Morgan Stanley Dean Witter & Co. (Aa3 Moodys)
               7.75% due 06/15/05..............................          814
    @1,250   Prudential Insurance Co. of America (A2 Moodys)
               6.375% due 07/26/06.............................        1,362
    30,000   Toyota Motor Credit Corp. (Aaa Moodys)
               5.50% due 12/15/08..............................       32,830
                                                                 -----------
                                                                      88,367
                                                                 -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
CORPORATE NOTES V  -- (CONTINUED)
             FOOD, BEVERAGE & TOBACCO -- 0.9%
$      750   Anheuser Busch Cos., Inc. (A1 Moodys)
               7.55% due 10/01/30..............................  $       926
    30,000   Coca-Cola Enterprises, Inc. (A2 Moodys)
               6.75% due 09/15/28..............................       33,458
       500   Coca-Cola Enterprises, Inc. (A2 Moodys)
               8.50% due 02/01/22..............................          647
    19,555   ConAgra Foods, Inc. (Baa1 Moodys)
               7.875% due 09/15/10.............................       23,332
     1,500   Pepsi Bottling Group, Inc. (The)
               (A3 Moodys)
               7.00% due 03/01/29..............................        1,719
    35,000   PepsiAmericas, Inc. (Baa1 Moodys)
               6.375% due 05/01/09.............................       38,981
                                                                 -----------
                                                                      99,063
                                                                 -----------
             INSURANCE -- 1.9%
    20,000   ACE INA Holdings, Inc. (A3 Moodys)
               8.30% due 08/15/06..............................       22,626
    26,485   AmerUs Group Co. (Baa3 Moodys)
               6.95% due 06/15/05..............................       27,819
       500   American General Co. (Aaa Moodys)
               6.625% due 02/15/29.............................          542
    30,000   Cincinnati Financial Corp. (A2 Moodys)
               6.90% due 05/15/28..............................       32,723
   @27,000   Jackson National Life Insurance Co. (A3 Moodys)
               8.15% due 03/15/27..............................       31,636
   @30,000   Liberty Mutual Insurance (Baa2 Moodys)
               8.20% due 05/04/07..............................       32,863
   @30,000   New England Mutual Life Insurance Co. (A1 Moodys)
               7.875% due 02/15/24.............................       34,843
     1,000   Reliastar Financial Corp. (A1 Moodys)
               8.00% due 10/30/06..............................        1,130
    27,600   Torchmark Corp. (A3 Moodys)
               8.25% due 08/15/09..............................       31,992
                                                                 -----------
                                                                     216,174
                                                                 -----------
             MACHINERY -- 0.2%
    20,000   Eaton Corp. (A2 Moodys)
               6.95% due 11/15/04..............................       20,896
                                                                 -----------
             MEDIA & ENTERTAINMENT -- 0.7%
    30,000   Comcast Cable Communications (Baa3 Moodys)
               6.875% due 06/15/09.............................       33,820
     1,000   Comcast Cable Communications (Baa3 Moodys)
               8.50% due 05/01/27..............................        1,281
    10,400   Times Mirror Co. (The), Class A (A3 Moodys)
               7.50% due 07/01/23..............................       11,802
   +35,000   Walt Disney Co. (The) (Baa1 Moodys)
               6.375% due 03/01/12.............................       38,486
                                                                 -----------
                                                                      85,389
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
$  +22,000   Becton, Dickinson & Co. (A2 Moodys)
               6.70% due 08/01/28..............................  $    24,482
                                                                 -----------
             REAL ESTATE INVESTMENT TRUST -- 0.2%
    20,000   Liberty Property Trust (Baa2 Moodys)
               7.25% due 08/15/07..............................       22,399
                                                                 -----------
             RETAIL -- 0.9%
    20,000   Albertson's, Inc. (Baa2 Moodys)
               6.55% due 08/01/04..............................       20,474
    30,000   Home Depot, Inc. (The) (Aa3 Moodys)
               6.50% due 09/15/04..............................       31,078
    20,200   Target Corp. (A2 Moodys)
               5.875% due 11/01/08.............................       22,126
    30,000   Wal-Mart Stores, Inc. (Aa2 Moodys)
               6.875% due 08/10/09.............................       34,561
                                                                 -----------
                                                                     108,239
                                                                 -----------
             TRANSPORTATION -- 0.2%
      +500   Boeing Capital Corp. (A3 Moodys)
               6.10% due 03/01/11..............................          540
    19,972   Continental Airlines, Inc. (Baa3 Moodys)
               6.90% due 01/02/18..............................       19,713
     1,000   DaimlerChrysler North America Holding
               Corp. (A3 Moodys)
               7.40% due 01/20/05..............................        1,054
       750   DaimlerChrysler North America Holding
               Corp. (A3 Moodys)
               7.75% due 01/18/11..............................          858
       500   Ford Motor Co. (Baa1 Moodys)
               6.375% due 02/01/29.............................          446
     1,250   General Motors Acceptance Corp. (A3 Moodys)
               6.15% due 04/05/07..............................        1,340
     1,000   Textron Financial Corp. (A3 Moodys)
               7.125% due 12/09/04.............................        1,045
                                                                 -----------
                                                                      24,996
                                                                 -----------
             U.S. GOVERNMENT AGENCIES -- 0.5%
    50,000   Tennessee Valley Authority (Aaa Moodys)
               6.00% due 03/15/13..............................       54,908
                                                                 -----------
             UTILITIES -- 0.8%
    25,000   Alabama Power Co. (A2 Moodys)
               7.125% due 08/15/04.............................       25,881
     1,000   Alabama Power Co. (A2 Moodys)
               7.125% due 10/01/07.............................        1,137
    40,000   Great Plains Energy, Inc. (A3 Moodys)
               7.125% due 12/15/05.............................       43,570
       567   Niagara Mohawk Power Corp. (Baa3 Moodys)
               7.625% due 10/01/05.............................          615
    17,285   Northern Border Pipeline Co. (A3 Moodys)
               7.75% due 09/01/09..............................       20,482
                                                                 -----------
                                                                      91,685
                                                                 -----------
             Total corporate notes.............................  $ 1,395,333
                                                                 ===========

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
FOREIGN/YANKEE BONDS & NOTES V  -- 0.7%
             BANKS -- 0.2%
$   24,000   Credit National (A1 Moodys)
               7.00% due 11/14/05..............................  $    25,948
                                                                 -----------
             COMMUNICATIONS -- 0.0%
     1,250   Telefonica Europe BV (A3 Moodys)
               7.35% due 09/15/05..............................        1,356
     1,250   Vodafone Group PLC (A2 Moodys)
               7.875% due 02/15/30.............................        1,536
                                                                 -----------
                                                                       2,892
                                                                 -----------
             FINANCIAL SERVICES -- 0.0%
       500   Korea Development Bank (A3 Moodys)
               7.125% due 04/22/04.............................          505
     1,250   Santandar Central Hispano Issuances Ltd. (A1
               Moodys)
               7.625% due 11/03/09.............................        1,470
                                                                 -----------
                                                                       1,975
                                                                 -----------
             METALS, MINERALS & MINING -- 0.3%
    30,000   Alcan, Inc. (Baa1 Moodys)
               7.25% due 11/01/28..............................       34,464
                                                                 -----------
             TRANSPORTATION -- 0.2%
   @17,639   SCL Terminal Aereo Santiago S.A. (Aaa Moodys)
               6.95% due 07/01/12..............................       19,149
                                                                 -----------
             UTILITIES -- 0.0%
       750   TransCanada PipeLines Ltd. (A2 Moodys)
               6.49% due 01/21/09..............................          834
                                                                 -----------
             Total foreign/yankee bonds & notes................  $    85,262
                                                                 ===========
U.S. TREASURIES & FEDERAL AGENCIES -- 15.1%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
$      673   6.30% due 04/01/08................................  $       736
         3   9.00% due 03/01/21................................            3
                                                                 -----------
                                                                         739
                                                                 -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.0%
    74,608   5.50% due 10/15/33................................       75,928
    57,573   6.00% due 06/15/24 -- 11/15/33....................       59,905
    12,141   6.50% due 03/15/26 -- 06/15/28....................       12,820
    69,540   7.00% due 06/15/26 -- 11/15/32....................       74,140
       346   7.50% due 09/15/23................................          373
    10,024   8.00% due 09/15/26 -- 02/15/31....................       10,907
       362   9.00% due 06/20/16 -- 01/15/23....................          404
        16   9.50% due 05/15/20................................           17
                                                                 -----------
                                                                     234,494
                                                                 -----------
             U.S. TREASURY BONDS -- 3.9%
  +400,000   6.25% due 08/15/23................................      455,922
                                                                 -----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE #
----------                                                       -----------
             U.S. TREASURY NOTES -- 9.2%
$ +650,000   1.625% due 09/30/05 -- 10/31/05...................  $   649,402
  +200,000   2.375% due 08/15/06...............................      201,078
  +200,000   3.25% due 08/15/08................................      201,219
   +10,000   6.00% due 08/15/04................................       10,302
                                                                 -----------
                                                                   1,062,001
                                                                 -----------
             Total U.S. treasuries & federal agencies..........  $ 1,753,156
                                                                 ===========
  SHARES
----------
WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
     *@@--   Minorplanet System USA, Inc. .....................  $        --
                                                                 -----------
             Total warrants....................................  $        --
                                                                 ===========
SHORT-TERM SECURITIES -- 14.3%
             INVESTMENT COMPANIES HELD AS COLLATERAL
             ON LOANED SECURITIES -- 13.9%
 1,620,168   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $ 1,620,168
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENTS -- 0.4%
$   46,935   Joint Repurchase Agreement (See Note 2(d))
               0.833% due 01/02/04.............................       46,935
                                                                 -----------
             Total short-term securities.......................  $ 1,667,103
                                                                 ===========


DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
  (cost $126,243).........................    1.2%  $   136,262
Total common stocks (cost $7,163,600).....   70.2     8,159,021
Total corporate notes (cost $1,285,306)...   12.0     1,395,333
Total foreign/yankee bonds & notes (cost
  $76,027)................................    0.7        85,262
Total warrants (cost $5)..................    0.0            --
Total U.S. treasuries & federal agencies
  (cost $1,709,086).......................   15.1     1,753,156
Total short-term securities (cost
  $1,667,103).............................   14.3     1,667,103
                                            -----   -----------
Total investment in securities
  (total cost $12,027,370) -- including
  $1,587,694 of securities loaned (See
  Note 2(i))..............................  113.5    13,196,137
Cash, receivables and other assets........    0.4        51,250
Payable for Fund shares redeemed..........   (0.0)       (4,549)
Securities lending collateral payable to
  brokers (See Note 2(i)).................  (13.9)   (1,620,168)
Other liabilities.........................   (0.0)         (580)
                                            -----   -----------
Net assets................................  100.0%  $11,622,090
                                            =====   ===========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                      MARKET
                                                     VALUE #
                                                   ------------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  9,500,000 shares authorized; 512,286 shares
  outstanding...................................   $        512
Paid in capital.................................     11,270,027
Accumulated net investment income...............        104,776
Accumulated net realized loss on investments....       (921,992)
Unrealized appreciation on investments..........      1,168,767
                                                   ------------
Net assets......................................   $ 11,622,090
                                                   ============

Class IA
  Net asset value per share ($10,358,449 / 456,882
    shares outstanding) (8,500,000 shares
    authorized)......................................   $22.67
                                                        ======
Class IB
  Net asset value per share ($1,263,641 / 55,404
    shares outstanding) (1,000,000 shares
    authorized)......................................   $22.81
                                                        ======


  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 2.1% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    + All or a portion of this security was on loan as of December 31, 2003 (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $183,691 or 1.6% of net assets (See Note 2(m)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    V  The bond ratings are unaudited.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS V  -- 7.6%
$   @2,509   AQ Finance CEB Trust, Series 2003-CE1A, Class Note
               (Baa2 Moodys)
               6.141% due 08/25/33.............................  $    2,457
    10,200   American Express Credit Account Master, Series
               1999-2, Class A (Aaa Moodys)
               5.95% due 12/15/06..............................      10,379
     4,200   Bank One Issuance Trust, Series 2003-C3, Class C3
               (Baa2 Moodys)
               4.77% due 02/16/16..............................       3,985
    10,000   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2003-T10, Class A2 (AAA S&P)
               4.74% due 03/13/40..............................       9,994
    10,000   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2002-TOP8, Class A2 (AAA S&P)
               4.83% due 08/15/38..............................      10,104
     2,958   Bear Stearns Commercial Mortgage Securities, Inc.,
               Series 2003-T12, Class A1 (AAA S&P)
               2.96% due 08/13/39..............................       2,935
     4,847   CS First Boston Mortgage Securities Corp., Series
               2003-C3, Class A1 (Aaa Moodys)
               2.079% due 05/15/38.............................       4,756
     7,608   California Infrastructure Pacific Gas & Electric,
               Series 1997-1, Class A7 (Aaa Moodys)
               6.38% due 09/25/08..............................       8,103
     4,000   California Infrastructure Pacific Gas & Electric,
               Series 1997-1, Class A8 (Aaa Moodys)
               6.48% due 12/26/09..............................       4,442
     5,040   Capital One Multi Asset Execution, Series 2003-B2,
               Class B2
               (A2 Moodys)
               3.50% due 02/17/09..............................       5,068
     3,360   Citibank Credit Card Issuance Trust, Series
               2003-C4, Class C4 (Baa2 Moodys)
               5.00% due 06/10/15..............................       3,230
    16,150   Citibank Credit Card Master Trust I, Series
               1999-1, Class A (Aaa Moodys)
               5.50% due 02/15/06..............................      16,235
     5,441   Comed Transitional Funding Trust, Series 1998-1,
               Class A5 (Aaa Moodys)
               5.44% due 03/25/07..............................       5,602
    16,645   Daimler Chrysler Auto Trust, Series 2002-A, Class
               A3 (Aaa Moodys)
               3.85% due 04/06/06..............................      16,833
     8,920   Discover Card Master Trust I, Series 2001-5, Class
               A (Aaa Moodys)
               5.30% due 11/16/06..............................       9,050

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
$    8,350   Ford Credit Auto Owner Trust, Series 2003-A, Class
               C (Baa2 Moodys)
               4.29% due 11/15/07..............................  $    8,383
    15,000   GMAC Commercial Mortgage Securities Inc., Series
               2003-C3, Class A1 (Aaa Moodys)
               3.40% due 04/10/40..............................      15,096
    13,250   Honda Auto Receivables Owner Trust, Series 2003-2,
               Class A2 (Aaa Moodys)
               1.34% due 12/21/05..............................      13,255
     6,541   Illinois Power Special Purpose Trust, Series
               1998-1, Class A5 (Aaa Moodys)
               5.38% due 06/25/07..............................       6,747
    10,792   LB-UBS Commercial Mortgage Trust, Series 2003-C1,
               Class A1 (Aaa Moodys)
               2.72% due 04/15/33..............................      10,764
    10,821   LB-UBS Commercial Mortgage Trust, Series 2003-C7,
               Class A1 (Aaa Moodys)
               3.334% due 09/15/27.............................      10,858
     1,749   Morgan Stanley Capital I, Series 1999-WF1, Class
               A1 (Aaa Moodys)
               5.91% due 04/15/08..............................       1,860
     5,475   Morgan Stanley Dean Witter Capital I, Series
               2001-IQA, Class A1 (Aaa Moodys)
               4.57% due 12/18/32..............................       5,665
    10,000   Morgan Stanley Dean Witter Capital I, Series
               2003-TOP9, Class A2 (Aaa Moodys)
               4.74% due 11/13/36..............................      10,018
       765   PP&L Transition Bond Co., LLC, Series 1999-1,
               Class A5 (Aaa Moodys)
               6.83% due 03/25/07..............................         793
     1,680   Soundview Home Equity Loan Trust, Series 2000-1,
               Class M1 (Aa2 Moodys)
               8.64% due 05/25/30..............................       1,747
    22,250   Volkswagen Auto Loan Enhanced Trust, Series
               2003-1, Class A2 (Aaa Moodys)
               1.11% due 12/20/05..............................      22,228
    10,080   WFS Financial Owner Trust, Series 2003-2, Class A4
               (Aaa Moodys)
               2.41% due 12/20/08..............................       9,992
    @2,968   Whole Auto Loan Trust, Series 2002-1, Class D (Ba2
               Moodys)
               6.00% due 04/15/09..............................       2,964
                                                                 ----------
                                                                    233,543
                                                                 ----------
             Total collateralized mortgage obligations.........  $  233,543
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                          VALUE #
----------                                                       ----------
COMMON STOCKS -- 0.4%
             COMMUNICATIONS -- 0.4%
     *##66   Global Crossing Ltd...............................  $    2,236
      *565   Marconi Corp., PLC, ADR...........................      11,435
                                                                 ----------
                                                                     13,671
                                                                 ----------
             Total common stocks...............................  $   13,671
                                                                 ==========
PRINCIPAL
  AMOUNT
----------
CONVERTIBLE BONDS V  -- 0.3%
             SOFTWARE & SERVICES -- 0.3%
$   12,590   America Online, Inc. (Baa2 Moodys)
               0.00% due 12/06/19..............................  $    7,884
                                                                 ----------
             Total convertible bonds...........................  $    7,884
                                                                 ==========
CORPORATE NOTES V -- 26.1%
             APPAREL & TEXTILE -- 0.1%
$    1,600   Nine West Group, Inc. (Baa2 Moodys)
               8.375% due 08/15/05.............................  $    1,733
                                                                 ----------
             BANKS -- 2.5%
    12,000   Ford Motor Credit Co. (A3 Moodys)
               7.00% due 10/01/13..............................      12,656
     7,000   Ford Motor Credit Co. (A3 Moodys)
               7.375% due 02/01/11.............................       7,630
    17,430   KFW International Finance, Inc. (Aaa Moodys)
               3.00% due 09/15/05..............................      17,623
     8,450   Morgan (J.P.) Chase & Co. (A2 Moodys)
               5.25% due 05/01/15..............................       8,423
     7,550   Morgan (J.P.) Chase & Co. (A2 Moodys)
               7.875% due 06/15/10.............................       8,991
   @11,300   Rabobank Capital Fund II (Aa2 Moodys)
               5.26% due 12/31/49..............................      11,316
     3,980   Sovereign Bank (Baa3 Moodys)
               5.125% due 03/15/13.............................       3,952
       500   St Paul Bancorp, Inc. (A3 Moodys)
               7.125% due 02/15/04.............................         503
     3,780   Wachovia Corp. (Aa3 Moodys)
               7.55% due 08/18/05..............................       4,121
                                                                 ----------
                                                                     75,215
                                                                 ----------
             BUSINESS SERVICES -- 0.0%
       500   Interpool, Inc. (Caa1 Moodys)
               7.20% due 08/01/07..............................         478
                                                                 ----------
             CHEMICALS -- 0.3%
     3,025   Millennium America, Inc. (B1 Moodys)
               7.625% due 11/15/26.............................       2,813
     2,735   Olin Corp. (Baa3 Moodys)
               9.125% due 12/15/11.............................       3,325
   ##1,700   Pollyone Corp. (B3 Moodys)
               6.875% due 12/01/04.............................       1,679
                                                                 ----------
                                                                      7,817
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             COMMUNICATIONS -- 1.3%
$    4,689   AT&T Corp. (Baa2 Moodys)
               8.75% due 11/15/31..............................  $    5,479
    @1,700   AT&T Corp. (Baa2 Moodys)
               8.75% due 11/15/31..............................       1,987
    12,600   AT&T Wireless Services, Inc. (Baa2 Moodys)
               8.125% due 05/01/12.............................      14,817
    +3,050   Lucent Technologies, Inc. (Caa1 Moodys)
               6.45% due 03/15/29..............................       2,398
    +2,510   Lucent Technologies, Inc. (Caa1 Moodys)
               6.50% due 01/15/28..............................       1,964
    @@L300   Nextlink Escrow (Default) 0.00% due 12/01/09......          --
    @@L600   Nextlink Escrow (Default) 0.00% due 12/01/09......          --
     1,235   PanAmSat Corp. (Ba2 Moodys)
               6.375% due 01/15/08.............................       1,281
    +7,765   Qwest Corp. (Ba3 Moodys)
               6.875% due 09/15/33.............................       7,377
    ##@@--   Voicestream Wireless Corp. (Ba3 Moodys)
               10.375% due 11/15/09............................          --
      @@17   Voicestream Wireless Corp. (Not Rated) 0.00% due
               11/15/09........................................          --
   L12,591   WorldCom, Inc. (Default) 8.25% due 05/15/31.......       4,218
                                                                 ----------
                                                                     39,521
                                                                 ----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.4%
     7,650   International Game Technology (Baa3 Moodys)
               7.875% due 05/15/04.............................       7,809
     2,700   International Game Technology (Baa3 Moodys)
               8.375% due 05/15/09.............................       3,232
                                                                 ----------
                                                                     11,041
                                                                 ----------
             CONSTRUCTION -- 0.5%
     7,800   CRH America, Inc. (Baa1 Moodys)
               6.95% due 03/15/12..............................       8,800
     1,500   Chesapeake & Potomac Telephone Co. (Aa3 Moodys)
               8.30% due 08/01/31..............................       1,884
     3,500   Toll Corp. (Ba2 Moodys)
               8.25% due 02/01/11..............................       3,850
                                                                 ----------
                                                                     14,534
                                                                 ----------
             CONSUMER DURABLES -- 0.3%
     3,105   Corning, Inc. (Ba2 Moodys)
               8.30% due 04/04/25..............................       3,190
     6,250   Owens-Brockway (B1 Moodys)
               8.75% due 11/15/12..............................       6,961
                                                                 ----------
                                                                     10,151
                                                                 ----------
             CONSUMER NON-DURABLES -- 0.2%
     6,545   Xerox Corp. (B1 Moodys)
               9.75% due 01/15/09..............................       7,658
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
CORPORATE NOTES V  -- (CONTINUED)
             DRUGS -- 0.3%
$    8,470   Wyeth (Baa1 Moodys)
               6.45% due 02/01/24..............................  $    8,680
                                                                 ----------
             ELECTRICAL EQUIPMENT -- 0.7%
     8,125   PerkinElmer, Inc. (Ba3 Moodys)
               8.875% due 01/15/13.............................       9,303
     8,230   Rockwell International Corp. (A3 Moodys)
               5.20% due 01/15/98..............................       6,508
    +6,000   Rockwell International Corp. (A3 Moodys)
               6.70% due 01/15/28..............................       6,571
                                                                 ----------
                                                                     22,382
                                                                 ----------
             ENERGY & SERVICES -- 1.6%
     9,050   Anadarko Petroleum Corp. (Baa1 Moodys)
               5.375% due 03/01/07.............................       9,675
     7,935   Conoco, Inc. (A3 Moodys)
               5.90% due 04/15/04..............................       8,036
    +7,300   El Paso CGP Co. (Caa1 Moodys)
               7.625% due 09/01/08.............................       7,017
     5,000   Lasmo, Inc. (A1 Moodys)
               7.50% due 06/30/06..............................       5,585
     6,800   Occidental Petroleum Corp. (Baa1 Moodys)
               7.375% due 11/15/08.............................       7,844
     6,000   Pioneer Natural Resources Co. (Ba1 Moodys)
               7.20% due 01/15/28..............................       6,423
       250   Pioneer Natural Resources Co. (Ba1 Moodys)
               9.625% due 04/01/10.............................         311
     2,500   Union Oil Co. of California (Baa2 Moodys)
               9.375% due 02/15/11.............................       3,101
                                                                 ----------
                                                                     47,992
                                                                 ----------
             FINANCIAL SERVICES -- 1.4%
     9,035   AvalonBay Communities, Inc. (Baa1 Moodys)
               8.25% due 07/15/08..............................      10,624
     6,900   Bear Stearns Cos., Inc. (The) (A1 Moodys)
               5.70% due 11/15/14..............................       7,192
     6,300   Credit Suisse First Boston USA, Inc. (Aa3 Moodys)
               6.125% due 11/15/11.............................       6,859
     3,800   Duke Realty LP (Baa1 Moodys)
               5.25% due 01/15/10..............................       3,972
    @2,885   ERAC USA Finance Co. (Baa1 Moodys)
               8.25% due 05/01/05..............................       3,112
     5,700   ERP Operating LP (Baa1 Moodys)
               6.63% due 04/13/05..............................       6,040
     4,150   Goldman Sachs Group, Inc. (The) (Aa3 Moodys)
               5.25% due 04/01/13..............................       4,203
                                                                 ----------
                                                                     42,002
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             FOOD, BEVERAGE & TOBACCO -- 1.2%
$   10,110   ConAgra Foods, Inc. (Baa1 Moodys)
               7.50% due 09/15/05..............................  $   10,984
     3,750   ConAgra Foods, Inc. (Baa1 Moodys)
               7.00% due 10/01/28..............................       4,121
     7,500   Delhaize America, Inc. (Ba1 Moodys)
               8.125% due 04/15/11.............................       8,625
    12,100   General Mills, Inc. (Baa2 Moodys)
               2.625% due 10/24/06.............................      12,034
                                                                 ----------
                                                                     35,764
                                                                 ----------
             FOREST & PAPER PRODUCTS -- 1.0%
     1,895   Champion International Corp. (Baa2 Moodys)
               7.20% due 11/01/26..............................       2,158
     3,005   Georgia-Pacific Corp. (Ba3 Moodys)
               7.25% due 06/01/28..............................       2,881
     5,600   International Paper Co. (Baa2 Moodys)
               6.875% due 04/15/29.............................       5,945
    12,100   Potlatch Corp. (Baa3 Moodys)
               12.50% due 12/01/09.............................      14,520
     4,200   Willamette Industries, Inc. (Baa2 Moodys)
               7.85% due 07/01/26..............................       4,744
                                                                 ----------
                                                                     30,248
                                                                 ----------
             HEALTH SERVICES -- 0.7%
    12,000   HCA, Inc. (Ba1 Moodys)
               6.95% due 05/01/12..............................      12,867
     6,540   Manor Care, Inc. (Ba1 Moodys)
               7.50% due 06/15/06..............................       7,096
     2,110   Tenet Healthcare Corp. (B1 Moodys)
               6.375% due 12/01/11.............................       2,026
                                                                 ----------
                                                                     21,989
                                                                 ----------
             INSURANCE -- 0.7%
     3,800   ACE INA Holdings, Inc. (A3 Moodys)
               8.20% due 08/15/04..............................       3,948
       700   Aetna, Inc. (Baa2 Moodys)
               7.375% due 03/01/06.............................         770
     5,400   Humana, Inc. (Baa3 Moodys)
               7.25% due 08/01/06..............................       5,900
    @3,500   Prudential Insurance Co. of America (A2 Moodys)
               6.375% due 07/26/06.............................       3,813

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
CORPORATE NOTES V  -- (CONTINUED)
             INSURANCE  -- (CONTINUED)
$      500   Reliastar Financial Corp. (A1 Moodys)
               8.00% due 10/30/06..............................  $      565
     5,815   Wellpoint Health Networks, Inc. (Baa1 Moodys)
               6.375% due 06/15/06.............................       6,340
                                                                 ----------
                                                                     21,336
                                                                 ----------
             MEDIA & ENTERTAINMENT -- 2.8%
     2,780   AT&T Broadband (Baa3 Moodys)
               8.375% due 03/15/13.............................       3,401
    @2,700   COX Enterprises, Inc. (Baa1 Moodys)
               7.875% due 09/15/10.............................       3,198
     4,200   COX Radio, Inc. (Baa3 Moodys)
               6.375% due 05/15/05.............................       4,418
     7,500   CSC Holdings, Inc. (B1 Moodys)
               7.625% due 07/15/18.............................       7,875
     6,200   Clear Channel Communications, Inc. (Baa3 Moodys)
               6.00% due 11/01/06..............................       6,702
       500   Comcast Cable Communications (Baa3 Moodys)
               8.50% due 05/01/27..............................         641
     8,665   Continental Cablevision, Inc. (Baa3 Moodys)
               8.875% due 09/15/05.............................       9,562
     1,000   Continental Cablevision, Inc. (Baa3 Moodys)
               9.50% due 08/01/13..............................       1,155
    @5,200   Echostar DBS Corp. (Ba3 Moodys)
               5.75% due 10/01/08..............................       5,259
     8,880   Liberty Media Corp. (Baa3 Moodys)
               3.50% due 09/25/06..............................       8,924
     7,000   News America Holdings, Inc. (Baa3 Moodys)
               7.70% due 10/30/25..............................       8,153
    10,300   Time Warner Entertainment Co. (Baa1 Moodys)
               8.375% due 03/15/23.............................      12,763
     7,720   Time Warner, Inc. (Baa1 Moodys)
               7.25% due 10/15/17..............................       8,784
     5,040   Walt Disney Co. (The) (Baa1 Moodys)
               7.30% due 02/08/05..............................       5,345
                                                                 ----------
                                                                     86,180
                                                                 ----------
             MEDICAL INSTRUMENTS &
             SUPPLIES -- 0.1%
     1,560   Omnicare, Inc. (Ba2 Moodys)
               6.125% due 06/01/13.............................       1,564
                                                                 ----------
             RESEARCH & TESTING FACILITIES -- 0.2%
     4,285   Quest Diagnostics, Inc. (Baa3 Moodys)
               6.75% due 07/12/06..............................       4,683
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             RETAIL -- 1.0%
$    8,400   Aramark Services, Inc. (Baa3 Moodys)
               7.10% due 12/01/06..............................  $    9,210
     8,400   Fred Meyer, Inc. (Baa3 Moodys)
               7.375% due 03/01/05.............................       8,899
     5,955   Penney (J.C.) Co., Inc. (Ba3 Moodys)
               7.65% due 08/15/16..............................       6,528
     4,965   Staples, Inc. (Baa2 Moodys)
               7.125% due 08/15/07.............................       5,463
                                                                 ----------
                                                                     30,100
                                                                 ----------
             SOFTWARE & SERVICES -- 0.1%
     3,000   Fiserv, Inc. (Baa2 Moodys)
               3.00% due 06/27/08..............................       2,870
                                                                 ----------
             TRANSPORTATION -- 2.1%
      +250   Boeing Capital Corp. (A3 Moodys)
               6.10% due 03/01/11..............................         270
   ##1,300   Delta Airlines, Inc. (B1 Moodys)
               10.50% due 04/30/16.............................       1,028
     6,300   Delta Airlines, Inc. (Baa2 Moodys)
               7.111% due 09/18/11.............................       6,353
     4,500   FedEx Corp. (Baa2 Moodys)
               6.625% due 02/12/04.............................       4,523
    10,920   Ford Motor Co. (Baa1 Moodys)
               6.625% due 10/01/28.............................      10,045
     3,650   General Dynamics Corp. (A2 Moodys)
               4.50% due 08/15/10..............................       3,731
    +8,000   General Motors Acceptance Corp. (Baa1 Moodys)
               7.20% due 01/15/11..............................       8,796
     7,900   Norfolk Southern Corp. (Baa1 Moodys)
               7.875% due 02/15/04.............................       7,951
    16,779   Northrop Grumman Corp. (Baa3 Moodys)
               8.625% due 10/15/04.............................      17,676
     4,348   U.S. Airways, Inc. (Baa3 Moodys)
               6.76% due 04/15/08..............................       3,797
                                                                 ----------
                                                                     64,170
                                                                 ----------
             U.S. GOVERNMENT AGENCIES -- 1.5%
     2,350   Federal Home Loan Bank (Aaa Moodys)
               6.241% due 02/20/07.............................       2,499
    +7,300   Federal Home Loan Mortgage Association (Aaa
               Moodys)
               3.125% due 08/25/06.............................       7,382
    31,300   Federal Home Loan Mortgage Association (Aaa
               Moodys)
               4.50% due 07/15/13..............................      30,923
    46,200   Tennessee Valley Linked Call Strips (Aaa Moodys)
               0.00% due 11/01/25..............................      10,937
                                                                 ----------
                                                                     51,741
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
CORPORATE NOTES V  -- (CONTINUED)
             UTILITIES -- 5.1%
$   +8,800   Allied Waste North America, Inc. (Ba3 Moodys)
               9.25% due 09/01/12..............................  $    9,988
     4,800   Browning-Ferris Industries, Inc. (Ba3 Moodys)
               6.375% due 01/15/08.............................       4,764
     8,530   Carolina Power & Light Co. (A3 Moodys)
               5.125% due 09/15/13.............................       8,637
     6,080   Carolina Power & Light Co. (A3 Moodys)
               6.125% due 09/15/33.............................       6,249
     1,750   Cleveland Electric Illuminating Co. (Aaa Moodys)
               7.13% due 07/01/07..............................       1,967
     9,960   Commonwealth Edison Co.
               (A3 Moodys)
               4.70% due 04/15/15..............................       9,697
     4,150   Consolidated Edison Co. of New York (A1 Moodys)
               5.875% due 04/01/33.............................       4,205
     8,225   Consolidated Natural Gas Co. (A3 Moodys)
               5.375% due 11/01/06.............................       8,817
     5,575   Consumers Energy Co. (Baa3 Moodys)
               6.25% due 09/15/06..............................       6,020
     3,875   Detroit Edison Co. (The) (A3 Moodys)
               6.125% due 10/01/10.............................       4,251
     6,000   Duke Energy Corp. (A3 Moodys)
               3.75% due 03/05/08..............................       6,047
     8,600   FPL Group Capital, Inc. (A2 Moodys)
               3.25% due 04/11/06..............................       8,750
    @3,950   International Transmission Co. (Baa1 Moodys)
               4.45% due 07/15/13..............................       3,813
     1,475   Kansas Gas & Electric Co. (Ba1 Moodys)
               6.20% due 01/15/06..............................       1,558
       780   Kansas Gas & Electric Co. (Ba2 Moodys)
               8.29% due 03/29/16..............................         813
     8,740   Kinder Morgan, Inc. (Baa2 Moodys)
               6.65% due 03/01/05..............................       9,231
     5,000   Northern States Power Co. (A3 Moodys)
               2.875% due 08/01/06.............................       5,019
     7,750   Northern States Power Co. (A3 Moodys)
               8.00% due 08/28/12..............................       9,449
    @4,150   Northwestern Corp. (Not Rated)
               7.30% due 12/01/06..............................       4,249
     7,300   PacifiCorp. (A3 Moodys)
               5.45% due 09/15/13..............................       7,574
     3,100   PacifiCorp. (A3 Moodys)
               6.12% due 01/15/06..............................       3,328
     4,850   Public Service Co. of Colorado (Baa1 Moodys)
               4.875% due 03/01/13.............................       4,848

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             UTILITIES  -- (CONTINUED)
$    4,000   Public Service Electric & Gas Co. (Aaa Moodys)
               7.00% due 09/01/24..............................  $    4,119
     7,300   Public Service Enterprise GP (A3 Moodys)
               5.375% due 09/01/13.............................       7,530
    11,050   Southern California Edison (Baa2 Moodys)
               8.00% due 02/15/07..............................      12,638
       850   Tennessee Gas Pipeline Co. (B1 Moodys)
               7.00% due 10/15/28..............................         808
       500   Tennessee Gas Pipeline Co. (B1 Moodys)
               7.50% due 04/01/17..............................         516
    @4,150   Texas-New Mexico Power Co. (Baa3 Moodys)
               6.125% due 06/01/08.............................       4,176
     1,560   Westar Energy, Inc. (Ba1 Moodys)
               8.50% due 07/01/22..............................       1,642
                                                                 ----------
                                                                    160,703
                                                                 ----------
             Total corporate notes.............................  $  800,552
                                                                 ==========
FOREIGN/YANKEE BONDS & NOTES V  -- 11.3%
             BANKS -- 0.9%
$    4,980   Abbey National PLC (A1 Moodys)
               6.69% due 10/17/05..............................  $    5,386
   +20,750   Kreditanstalt fuer Wiederaufbau (Aaa Moodys)
               2.60% due 03/15/06..............................      20,779
                                                                 ----------
                                                                     26,165
                                                                 ----------
             CHEMICALS -- 0.1%
    @4,370   Rhodia S.A. (Caa1 Moodys)
               8.875% due 06/01/11.............................       4,020
                                                                 ----------
             COMMUNICATIONS -- 1.7%
    10,200   BT Group PLC (Baa1 Moodys)
               8.875% due 12/15/30.............................      13,338
     8,400   Deutsche Telekom International Finance BV (Baa3
               Moodys)
               8.25% due 06/15/05..............................       9,112
     4,725   Deutsche Telekom International Finance BV (Baa3
               Moodys)
               8.75% due 06/15/30..............................       6,036
  @@L3,295   KPNQwest N.V. (Default) 8.125% due 06/01/09.......          --
  ##L1,765   Marconi Corp., PLC (Default) 10.00% due
               10/31/08........................................       1,853
  ##L4,070   Marconi Corp., PLC (Default) 8.00% due 04/30/08...       4,131
     1,925   Nortel Networks Corp. (B3 Moodys)
               4.25% due 09/01/08..............................       1,822
     2,150   Rogers Cable, Inc. (Ba2 Moodys)
               6.25% due 06/15/13..............................       2,166

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNTI                                                          VALUE #
----------                                                       ----------
FOREIGN/YANKEE BONDS & NOTES V  -- (CONTINUED)
             COMMUNICATIONS  -- (CONTINUED)
     7,500   TELUS Corp. (Ba1 Moodys)
               8.00% due 06/01/11..............................  $    8,770
     4,990   Telefonica Europe BV (A3 Moodys)
               7.35% due 09/15/05..............................       5,415
                                                                 ----------
                                                                     52,643
                                                                 ----------
             ENERGY & SERVICES -- 1.5%
     2,130   Burlington Resources Finance Co. (Baa1 Moodys)
               6.50% due 12/01/11..............................       2,379
     9,540   Burlington Resources Finance Co. (Baa1 Moodys)
               6.68% due 02/15/11..............................      10,722
     3,470   EnCana Corp. (Baa1 Moodys)
               6.30% due 11/01/11..............................       3,836
     9,000   EnCana Corp. (Baa1 Moodys)
               7.20% due 11/01/31..............................      10,476
     6,000   Pemex Project Funding Master Trust Co. (Baa1
               Moodys)
               7.875% due 02/01/09.............................       6,774
     4,635   Petro-Canada (Baa2 Moodys)
               5.35% due 07/15/33..............................       4,143
     6,400   Repsol YPF S.A. (Baa2 Moodys)
               7.45% due 07/15/05..............................       6,881
                                                                 ----------
                                                                     45,211
                                                                 ----------
             FINANCIAL SERVICES -- 0.5%
     4,460   Abbey National PLC (A1 Moodys)
               6.70% due 06/29/49..............................       4,931
     6,000   Pemex Finance Ltd. (Baa1 Moodys)
               9.69% due 08/15/09..............................       7,128
     4,000   UFJ Finance Aruba AEC (Baa1 Moodys)
               6.75% due 07/15/13..............................       4,266
                                                                 ----------
                                                                     16,325
                                                                 ----------
             FOOD, BEVERAGE & TOBACCO -- 0.4%
    11,500   Cadbury Schweppes Finance PLC (Baa2 Moodys)
               5.00% due 06/26/07..............................      12,046
                                                                 ----------
             FOREIGN GOVERNMENTS -- 4.2%
EUR 55,325   Bundesobligation (Aaa Moodys)
               3.50% due 10/10/08..............................      69,777
    +9,200   Mexico Government International Bond (Baa2 Moodys)
               4.625% due 10/08/08.............................       9,315
AUD 44,520   Queensland Treasury Corp. (Aaa Moodys)
               6.50% due 06/14/05..............................      33,907
     5,285   Republic of Panama (Ba1 Moodys)
               9.625% due 02/08/11.............................       6,104

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
             FOREIGN GOVERNMENTS  -- (CONTINUED)
$    3,875   Republic of Philippines (Ba1 Moodys)
               10.625% due 03/16/25............................  $    4,311
     5,230   Russia Government International Bond (Baa3 Moodys)
               8.25% due 03/31/30..............................       5,845
                                                                 ----------
                                                                    129,259
                                                                 ----------
             FOREST & PAPER PRODUCTS -- 0.1%
     2,750   Abitibi Consolidated, Inc. (Ba1 Moodys)
               8.30% due 08/01/05..............................       2,910
       250   Abitibi-Consolidated, Inc. (Ba1 Moodys)
               8.85% due 08/01/30..............................         270
                                                                 ----------
                                                                      3,180
                                                                 ----------
             MACHINERY -- 0.2%
    @5,550   Fondo LatinoAmericano De Reservas (Aa2 Moodys)
               3.00% due 08/01/06..............................       5,515
                                                                 ----------
             MEDIA & ENTERTAINMENT -- 0.1%
     3,660   Shaw Communications, Inc. (Ba2 Moodys)
               8.25% due 04/11/10..............................       4,145
                                                                 ----------
             METALS, MINERALS & MINING -- 0.7%
     7,200   Inco Ltd. (Baa3 Moodys)
               7.75% due 05/15/12..............................       8,399
    @4,200   Placer Dome, Inc. (Baa2 Moodys)
               6.45% due 10/15/35..............................       4,296
     7,300   Placer Dome, Inc. (Baa2 Moodys)
               7.125% due 06/15/07.............................       8,130
                                                                 ----------
                                                                     20,825
                                                                 ----------
             TRANSPORTATION -- 0.9%
   @10,500   Hutchison Whampoa International Ltd. (A3 Moodys)
               6.25% due 01/24/14..............................      10,662
   @15,450   Hutchison Whampoa International Ltd. (A3 Moodys)
               7.45% due 11/24/33..............................      16,092
                                                                 ----------
                                                                     26,754
                                                                 ----------
             Total foreign/yankee bonds & notes................  $  346,088
                                                                 ==========
MUNICIPAL BONDS V  -- 0.5%
$   15,200   Illinois State (Aa3 Moodys)
               5.10% due 06/01/33..............................  $   13,976
                                                                 ----------
             Total municipal bonds.............................  $   13,976
                                                                 ==========
  SHARES
----------
PREFERRED STOCKS -- 0.1%
             CONSUMER NON-DURABLES -- 0.1%
       @53   Xerox Corp........................................  $    4,259
                                                                 ----------
             Total preferred stocks............................  $    4,259
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                          VALUE #
----------                                                       ----------
U.S. TREASURIES & FEDERAL AGENCIES -- 50.0%
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 1.0%
$   29,818   5.50% due 03/01/33 -- 06/01/33....................  $   30,193
                                                                 ----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 20.1%
   143,196   5.00% due 04/01/18 -- 07/01/33....................     144,428
   198,207   5.50% due 10/01/32 -- 12/01/33....................     200,888
   206,463   6.00% due 07/01/12 -- 12/01/33....................     213,767
       251   6.30% due 04/01/08................................         275
    48,654   6.50% due 11/01/14 -- 01/01/33....................      50,901
     5,618   7.50% due 10/01/22 -- 09/01/31....................       6,004
                                                                 ----------
                                                                    616,263
                                                                 ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 6.6%
    86,688   5.50% due 11/15/32 -- 08/15/33....................      88,222
    24,877   6.00% due 01/15/32 -- 10/15/32....................      25,881
    83,698   6.50% due 02/15/28 -- 06/15/32....................      88,283
       336   7.00% due 06/20/30................................         357
                                                                 ----------
                                                                    202,743
                                                                 ----------
             U.S. TREASURY BONDS -- 4.6%
  +123,100   6.25% due 08/15/23................................     140,310
                                                                 ----------
             U.S. TREASURY NOTES -- 17.7%
  +139,675   1.875% due 11/30/05...............................     139,937
    +1,970   3.125% due 09/15/08...............................       1,969
   +93,090   3.25% due 08/15/08................................      93,657
   +87,205   3.375% due 12/15/08...............................      87,798
      +580   4.25% due 11/15/13................................         579
   +57,675   4.375% due 05/15/07...............................      61,075
  +146,925   5.00% due 02/15/11................................     157,789
                                                                 ----------
                                                                    542,804
                                                                 ----------
             Total U.S. treasuries & federal agencies..........  $1,532,313
                                                                 ==========
  SHARES
----------
WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
    *##@@1   Iridium World Communications, Inc.................  $       --
                                                                 ----------
             Total warrants....................................  $       --
                                                                 ==========
SHORT-TERM SECURITIES -- 27.2%
             INVESTMENT COMPANIES HELD AS
             COLLATERAL ON LOANED
             SECURITIES -- 24.5%
   750,359   State Street Navigator Securities
               Lending Prime Portfolio.........................  $  750,359
PRINCIPAL
  AMOUNT
----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             REPURCHASE AGREEMENTS -- 2.7%
$   82,929   Joint Repurchase Agreement (See Note 2(d)) 0.84%
               due 01/02/04....................................      82,929
                                                                 ----------
             Total short-term securities.......................  $  833,288
                                                                 ==========

                                                     MARKET
                                                    VALUE #
                                                   ----------
DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
  (cost $233,723)........................    7.6%  $  233,543
Total common stocks (cost $7,719)........    0.4       13,671
Total convertible bonds (cost $7,441)....    0.3        7,884
Total corporate notes (cost $767,246)....   26.1      800,552
Total foreign/yankee bonds & notes (cost
  $332,285)..............................   11.3      346,088
Total municipal bonds (cost $15,200).....    0.5       13,976
Total preferred stocks (cost $2,670).....    0.1        4,259
Total U.S. treasuries & federal agencies
  (cost $1,526,969)......................   50.0    1,532,313
Total warrants (cost $97)................    0.0           --
Total short-term securities (cost
  $833,288)..............................   27.2      833,288
                                           -----   ----------
Total investment in securities (total
  cost $3,726,638) -- including $735,598
  of securities loaned (See Note 2(i))...  123.5    3,785,574
Cash, receivables and other assets.......    2.0       62,799
Payable for securities purchased.........   (1.0)     (30,360)
Securities lending collateral payable to
  brokers (See Note 2(i))................  (24.5)    (750,359)
Other liabilities........................   (0.0)        (543)
                                           -----   ----------
Net assets...............................  100.0%  $3,067,111
                                           =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 5,000,000 shares
  authorized; 249,298 shares outstanding........  $      249
Paid in capital.................................   2,790,919
Accumulated net investment income...............     149,925
Accumulated net realized gain on investments....      66,843
Unrealized appreciation on investments..........      58,936
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g))@@@.........           4
Unrealized appreciation on other assets and
  liabilities in foreign currencies.............         235
                                                  ----------
Net assets......................................  $3,067,111
                                                  ==========

Class IA
  Net asset value per share ($2,332,343 / 189,300
    shares outstanding) (4,400,000 shares
    authorized).....................................  $12.32
                                                      ======
Class IB
  Net asset value per share ($734,768 / 59,998
    shares outstanding) (600,000 shares
    authorized).....................................  $12.25
                                                      ======

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 11.7% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $91,188 or 3.0% of net assets. (See Note 2(m)).

   ## Illiquid Securities. At December 31, 2003, the market value of these securities amounted to $10,927 or 0.4% of net assets (See Note 2(m)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.
         AUD -- Australian Dollar
         EUR -- Euro

    V  The bond ratings are unaudited.

    L  Debt securities are in default due to bankruptcy.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Sell)             $716               $720           1/2/2004               $4
                                                                                          ==

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                     MARKET
   SHARES                                                            VALUE #
------------                                                       -----------
COMMON STOCKS -- 95.8%
               BANKS -- 10.6%
      +4,411   Bank One Corp. ...................................  $   201,088
       5,762   Citigroup, Inc. ..................................      279,683
       1,941   Countrywide Credit Industries, Inc. ..............      147,240
       2,417   Federal Home Loan Mortgage Association............      140,977
       2,350   Fleet Boston Financial Corp. .....................      102,578
       1,000   Golden West Financial Corp. ......................      103,190
      -2,000   UBS AG............................................      136,883
                                                                   -----------
                                                                     1,111,639
                                                                   -----------
               BUSINESS SERVICES -- 1.0%
       2,200   Manpower, Inc. ...................................      103,576
                                                                   -----------
               CHEMICALS -- 0.8%
      -1,311   Shin-Etsu Chemical Co., Ltd. .....................       53,839
      -7,358   Sumitomo Chemical Co., Ltd. ......................       30,358
                                                                   -----------
                                                                        84,197
                                                                   -----------
               COMMUNICATIONS -- 9.6%
      +3,935   America Movil S.A. de C.V., ADR...................      107,594
     *14,692   MTN Group Ltd. ...................................       62,619
       9,572   Motorola, Inc. ...................................      134,671
     *+1,430   NTL, Inc. ........................................       99,736
     *16,500   Nextel Communications, Inc., Class A..............      462,987
     *19,565   Nortel Networks Corp. ............................       82,758
       +-893   Telenor ASA.......................................        5,854
       5,050   Telkom S.A., Ltd. ................................       52,544
                                                                   -----------
                                                                     1,008,763
                                                                   -----------
               COMPUTERS & OFFICE EQUIPMENT -- 5.4%
       2,513   3M Co. ...........................................      213,680
      *5,000   Cisco Systems, Inc. ..............................      121,450
     -16,913   HON HAI Precision Industry........................       66,443
       1,746   International Business Machines Corp. ............      161,829
                                                                   -----------
                                                                       563,402
                                                                   -----------
               CONSUMER DURABLES -- 1.0%
    *+10,000   Corning, Inc. ....................................      104,300
                                                                   -----------
               CONSUMER NON-DURABLES -- 6.7%
      +1,500   Cardinal Health, Inc. ............................       91,740
       4,450   McKesson Corp. ...................................      143,109
      *4,430   Medco Health Solutions, Inc. .....................      150,566
     +10,255   Tyco International Ltd. ..........................      271,752
     *+3,541   Xerox Corp. ......................................       48,859
                                                                   -----------
                                                                       706,026
                                                                   -----------
               DRUGS -- 3.6%
      *3,622   Biovail Corp. ....................................       77,841
      *2,272   Forest Laboratories, Inc. ........................      140,391
      *2,804   IVAX Corp. .......................................       66,948
      *2,624   King Pharmaceuticals, Inc. .......................       40,042
       1,155   Merck & Co., Inc. ................................       53,366
                                                                   -----------
                                                                       378,588
                                                                   -----------
               ELECTRONICS -- 3.1%
       1,149   Emerson Electric Co. .............................       74,424
        -652   Samsung Electronics...............................      246,880
                                                                   -----------
                                                                       321,304
                                                                   -----------

                                                                     MARKET
   SHARES                                                            VALUE #
------------                                                       -----------
               ENERGY & SERVICES -- 9.9%
       1,668   Anadarko Petroleum Corp. .........................  $    85,069
       1,856   Burlington Resources, Inc. .......................      102,763
    @-o3,371   CONSOL Energy, Inc., PIPE.........................       78,585
      +2,122   China Petroleum & Chemical Corp., H Shares, ADR...       94,242
      +3,500   Halliburton Co. ..................................       91,000
       1,330   Peabody Energy Corp. .............................       55,478
       5,029   Petroleo Brasileiro S.A., ADR.....................      134,062
      +9,500   Sasol Ltd., ADR...................................      137,655
        *491   Transocean, Inc. .................................       11,789
       1,600   Valero Energy Corp. ..............................       74,135
       6,033   XTO Energy, Inc. .................................      170,733
                                                                   -----------
                                                                     1,035,511
                                                                   -----------
               FINANCIAL SERVICES -- 1.1%
      -3,885   Amvescap PLC......................................       28,396
        -297   Orix Corp. .......................................       24,633
  * @-o2,186   Spirit Finance Corp. .............................       21,857
       7,585   Standard Bank Group Ltd. .........................       44,520
                                                                   -----------
                                                                       119,406
                                                                   -----------
               FOOD, BEVERAGE & TOBACCO -- 2.8%
       2,854   Altria Group, Inc. ...............................      155,326
       4,208   Bunge Ltd. .......................................      138,531
                                                                   -----------
                                                                       293,857
                                                                   -----------
               FOREST & PAPER PRODUCTS -- 3.3%
       3,021   Kimberly-Clark Corp. .............................      178,499
      *8,924   Smurfit-Stone Container Corp. ....................      165,726
                                                                   -----------
                                                                       344,225
                                                                   -----------
               HEALTH SERVICES -- 1.4%
       3,444   HCA, Inc. ........................................      147,959
                                                                   -----------
               INSURANCE -- 5.4%
       6,500   Ace Ltd. .........................................      269,230
         548   Ambac Financial Group, Inc. ......................       38,040
         374   American International Group, Inc. ...............       24,803
       1,853   Marsh & McLennan Cos., Inc. ......................       88,721
      +3,664   St. Paul Cos., Inc. (The).........................      145,289
                                                                   -----------
                                                                       566,083
                                                                   -----------
               MACHINERY -- 1.9%
       2,272   Deere (John) & Co. ...............................      147,813
      +1,942   Pall Corp. .......................................       52,098
                                                                   -----------
                                                                       199,911
                                                                   -----------
               MEDIA & ENTERTAINMENT -- 4.2%
      *3,605   Comcast Corp., Special Class A ...................      112,774
     *+3,053   Interactive Data Corp. ...........................      103,588
      *5,000   Liberty Media Corp., Class A......................       59,450
      *9,196   Time Warner, Inc. ................................      165,440
                                                                   -----------
                                                                       441,252
                                                                   -----------
               MEDICAL INSTRUMENTS &
               SUPPLIES -- 1.3%
       2,235   Guidant Corp. ....................................      134,535
                                                                   -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                     MARKET
   SHARES                                                            VALUE #
------------                                                       -----------
COMMON STOCKS  -- (CONTINUED)
               METALS, MINERALS & MINING -- 8.8%
      +2,800   Alcoa, Inc. ......................................  $   106,400
        +555   AngloGold Ltd., ADR...............................       25,900
      +2,049   Companhia Vale do Rio Doce ADR....................      119,881
       2,238   Engelhard Corp. ..................................       67,016
      +3,439   Falconbridge Ltd. ................................       83,462
         621   Freeport-McMoRan Copper & Gold, Inc., Class B.....       26,180
     *+1,552   International Steel Group, Inc. ..................       60,434
      -6,185   Rio Tinto PLC.....................................      170,222
      +4,351   Teck Cominco Ltd. ................................       73,833
       2,680   United States Steel Corp. ........................       93,836
      -5,183   WMC Ltd. .........................................       25,699
    *-17,247   WMC Resources Ltd. ...............................       73,430
                                                                   -----------
                                                                       926,293
                                                                   -----------
               REAL ESTATE INVESTMENT TRUST -- 0.6%
       1,705   iStar Financial, Inc. ............................       66,332
                                                                   -----------
               RETAIL -- 4.7%
      +7,724   Gap, Inc. (The)...................................      179,267
     *+1,830   Neiman Marcus Group, Inc. ........................       98,227
       4,543   Penney (J.C.) Co., Inc. ..........................      119,380
       4,128   TJX Cos., Inc. (The)..............................       91,011
                                                                   -----------
                                                                       487,885
                                                                   -----------
               SOFTWARE & SERVICES -- 1.8%
      *2,257   Computer Sciences Corp. ..........................       99,809
      *5,360   VeriSign, Inc. ...................................       87,375
                                                                   -----------
                                                                       187,184
                                                                   -----------
               TRANSPORTATION -- 4.2%
       2,176   CSX Corp. ........................................       78,213
       2,343   Honeywell International, Inc. ....................       78,316
       3,264   Sabre Holdings Corp. .............................       70,461
      -6,182   Toyota Motor Corp. ...............................      211,444
                                                                   -----------
                                                                       438,434
                                                                   -----------
               UTILITIES -- 2.6%
         900   FPL Group, Inc. ..................................       58,878
          93   Norsk Hydro ADR...................................        5,760
      +2,898   TXU Corp. ........................................       68,741
       4,909   Waste Management, Inc. ...........................      145,306
                                                                   -----------
                                                                       278,685
                                                                   -----------
               Total common stocks...............................  $10,049,347
                                                                   ===========
WARRANTS -- 0.3%
               COMMUNICATIONS -- 0.3%
      *4,983   Icici Bank Ltd. ..................................  $    32,289
                                                                   -----------
               Total warrants....................................  $    32,289
                                                                   ===========

                                                                     MARKET
   SHARES                                                            VALUE #
------------                                                       -----------
SHORT-TERM SECURITIES -- 8.0%
               INVESTMENT COMPANIES HELD AS
               COLLATERAL ON LOANED SECURITIES -- 4.7%
           1   Federated Prime Cash Obligation Fund..............  $         1
          12   Federated Prime Obligation Fund...................           12
        @@--   Provident Temp Fund...............................           --
     144,661   Provident TempCash Fund...........................      144,661
      10,372   Reserve Primary Fund..............................       10,372
          11   Scudder Money Market Fund.........................           11
     341,460   UBS Private Money Market Fund.....................      341,460
           2   UBS Select Money Market Fund......................            2
                                                                   -----------
                                                                       496,519
                                                                   -----------
 PRINCIPAL
   AMOUNT
------------
               REPURCHASE AGREEMENTS -- 3.3%
$    341,239   Joint Repurchase Agreement (See Note 2(d)) 0.833%
                 due 01/02/04....................................      341,239
                                                                   -----------
               Total short-term securities.......................  $   837,758
                                                                   ===========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $8,001,893).....   95.8%  $ 10,049,347
Total warrants (cost $20,287).............    0.3         32,289
Total short-term securities (cost
  $837,758)...............................    8.0        837,758
                                            -----   ------------
Total investment in securities (total cost
  $8,859,938) -- including $478,374 of
  securities loaned (See Note 2(i)).......  104.1     10,919,394
Cash, receivables and other assets........    1.5        160,247
Payable for securities purchased..........   (0.9)       (85,848)
Payable for Fund shares redeemed..........   (0.0)        (4,259)
Securities lending collateral payable to
  brokers (See Note 2(i)).................   (4.7)      (496,519)
Other liabilities.........................   (0.0)          (867)
                                            -----   ------------
Net assets................................  100.0%  $ 10,492,148
                                            =====   ============


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 5,000,000
  shares authorized; 233,750 shares outstanding....  $       234
Paid in capital....................................    9,727,732
Accumulated net investment income..................        2,152
Accumulated net realized loss on investments.......   (1,297,379)
Unrealized appreciation on investments.............    2,059,456
Unrealized depreciation on forward foreign currency
  contracts (See Note 2(g)) @@@....................          (81)
Unrealized appreciation on other assets and
  liabilities in foreign currencies................           34
                                                     -----------
Net assets.........................................  $10,492,148
                                                     ===========


Class IA
  Net asset value per share ($8,912,749 / 198,466
    shares outstanding) (4,250,000 shares
    authorized)........................................  $44.91
                                                         ======
Class IB
  Net asset value per share ($1,579,399 / 35,284 shares
    outstanding) (750,000 shares authorized)...........  $44.76
                                                         ======

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------


  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 21.1% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $100,442 or 1.0% of net assets (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $1,174,523 which represents 11.2% of total net assets.

    o  Private placement.
         PIPE = Private Investment Public Equity

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or Market Value round to zero.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Australian Dollar (Buy)         $  884             $  882          1/6/2004              $  2
Australian Dollar (Buy)            907                895          1/2/2004                12
British Pound (Buy)                934                925          1/2/2004                 9
British Pound (Buy)              4,043              4,019          1/5/2004                24
Canadian Dollars (Buy)             177                177          1/6/2004                --
Canadian Dollars (Buy)           2,435              2,433          1/5/2004                 2
Canadian Dollars (Buy)           2,774              2,739          1/2/2004                35
Japanese Yen (Buy)               3,389              3,395          1/7/2004                (6)
Japanese Yen (Buy)               4,720              4,728          1/5/2004                (8)
Japanese Yen (Buy)               6,743              6,758          1/6/2004               (15)
Norwegian Krone (Sell)           2,572              2,532          1/2/2004               (40)
Norwegian Krone (Sell)           5,665              5,591          1/5/2004               (74)
Norwegian Krone (Sell)           8,778              8,691          1/6/2004               (87)
South African Rands (Buy)           98                 97          1/6/2004                 1
South African Rands (Buy)          234                229          1/5/2004                 5
South African Rands (Buy)          279                281          1/7/2004                (2)
South African Rands (Buy)          333                337          1/8/2004                (4)
South African Rands (Buy)        1,967              1,902          1/2/2004                65
                                                                                         ----
                                                                                         $(81)
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 95.6%
            BANKS -- 9.6%
  1,611     Bank One Corp. ...................................  $   73,450
     41     Bank of America Corp. ............................       3,298
  2,887     Citigroup, Inc. ..................................     140,128
    587     Comerica, Inc. ...................................      32,890
  1,033     Federal Home Loan Mortgage Association............      60,262
   +421     HSBC Holdings PLC, ADR............................      33,162
  1,361     Synovus Financial Corp. ..........................      39,349
    592     U.S. Bancorp......................................      17,621
  1,394     Wachovia Corp. ...................................      64,928
                                                                ----------
                                                                   465,088
                                                                ----------
            BUSINESS SERVICES -- 0.6%
    325     Omnicom Group, Inc. ..............................      28,391
                                                                ----------
            CHEMICALS -- 4.4%
    751     Avery Dennison Corp. .............................      42,043
    758     Dow Chemical Co. (The)............................      31,489
  2,159     du Pont (E.I.) de Nemours & Co. ..................      99,073
    979     Rohm & Haas Co. ..................................      41,809
                                                                ----------
                                                                   214,414
                                                                ----------
            COMMUNICATIONS -- 5.8%
 +1,820     AT&T Corp. .......................................      36,938
  2,220     BellSouth Corp. ..................................      62,826
  3,018     Motorola, Inc. ...................................      42,467
    991     Sony Corp., ADR...................................      34,358
  3,003     Verizon Communications, Inc. .....................     105,336
                                                                ----------
                                                                   281,925
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.5%
 *1,421     Apple Computer, Inc. .............................      30,356
  1,976     Hewlett-Packard Co. ..............................      45,380
  1,017     International Business Machines Corp. ............      94,209
  1,225     Pitney Bowes, Inc. ...............................      49,739
                                                                ----------
                                                                   219,684
                                                                ----------
            CONSUMER DURABLES -- 0.5%
    519     Grainger (W.W.), Inc. ............................      24,586
                                                                ----------
            CONSUMER NON-DURABLES -- 3.7%
    693     Cardinal Health, Inc. ............................      42,378
  1,157     Gillette Co. (The)................................      42,504
  1,514     Mattel, Inc. .....................................      29,177
    570     McKesson Corp. ...................................      18,318
*+3,485     Xerox Corp. ......................................      48,092
                                                                ----------
                                                                   180,469
                                                                ----------
            DRUGS -- 7.2%
  1,635     Abbott Laboratories...............................      76,177
   +653     AstraZeneca PLC, ADR..............................      31,597
   +634     Aventis S.A., ADR.................................      41,996
    737     Eli Lilly & Co. ..................................      51,826
  1,504     Pfizer, Inc. .....................................      53,152
  3,521     Schering-Plough Corp. ............................      61,225
    712     Wyeth.............................................      30,207
                                                                ----------
                                                                   346,180
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            ELECTRONICS -- 2.2%
    642     Emerson Electric Co. .............................  $   41,595
    691     General Electric Co. .............................      21,394
  1,409     Texas Instruments, Inc. ..........................      41,399
                                                                ----------
                                                                   104,388
                                                                ----------
            ENERGY & SERVICES -- 11.5%
    494     Anadarko Petroleum Corp. .........................      25,219
 +1,799     BP Amoco PLC, ADR.................................      88,786
    954     ChevronTexaco Corp. ..............................      82,451
    231     Conoco, Inc. .....................................      15,169
  1,650     EnCana Corp. .....................................      65,062
  2,824     Exxon Mobil Corp. ................................     115,774
  1,112     Royal Dutch Petroleum Co., N.V., NY Reg Shares....      58,268
   +746     Schlumberger Ltd. ................................      40,838
    710     TotalFinaElf S.A., ADR............................      65,654
                                                                ----------
                                                                   557,221
                                                                ----------
            FINANCIAL SERVICES -- 2.7%
    968     Franklin Resources, Inc. .........................      50,378
    723     Merrill Lynch & Co., Inc. ........................      42,427
    659     Morgan Stanley Dean Witter & Co. .................      38,119
                                                                ----------
                                                                   130,924
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 4.5%
 +1,162     Altria Group, Inc. ...............................      63,220
    805     General Mills, Inc. ..............................      36,476
  1,032     Kraft Foods, Inc. ................................      33,261
    886     PepsiCo, Inc. ....................................      41,319
  1,880     Sara Lee Corp. ...................................      40,819
                                                                ----------
                                                                   215,095
                                                                ----------
            FOREST & PAPER PRODUCTS -- 5.0%
  1,604     Abitibi-Consolidated, Inc. .......................      13,012
    454     Bowater, Inc. ....................................      21,011
    819     International Paper Co. ..........................      35,290
    820     Kimberly-Clark Corp. .............................      48,442
    638     Temple-Inland, Inc. ..............................      39,952
  1,296     Weyerhaeuser Co. .................................      82,963
                                                                ----------
                                                                   240,670
                                                                ----------
            INSURANCE -- 6.1%
    576     Ace Ltd. .........................................      23,874
  1,117     American International Group, Inc. ...............      74,055
    760     MBIA, Inc. .......................................      45,009
    804     Marsh & McLennan Cos., Inc. ......................      38,499
 +1,009     St. Paul Cos., Inc. (The).........................      40,019
    963     XL Capital Ltd., Class A..........................      74,642
                                                                ----------
                                                                   296,098
                                                                ----------
            MACHINERY -- 2.4%
    710     Caterpillar, Inc. ................................      58,919
    998     Parker-Hannifin Corp. ............................      59,393
                                                                ----------
                                                                   118,312
                                                                ----------
            MEDIA & ENTERTAINMENT -- 3.6%
 *1,024     Comcast Corp., Class A ...........................      33,647
   *897     Comcast Corp., Special Class A ...................      28,061

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS  -- (CONTINUED)
            MEDIA & ENTERTAINMENT  -- (CONTINUED)
    539     Gannett Co., Inc. ................................  $   48,084
    379     Harrah's Entertainment, Inc. .....................      18,863
 *2,635     Time Warner, Inc. ................................      47,396
                                                                ----------
                                                                   176,051
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.3%
  1,324     Baxter International, Inc. .......................      40,405
    591     Becton, Dickinson & Co. ..........................      24,330
                                                                ----------
                                                                    64,735
                                                                ----------
            METALS, MINERALS & MINING -- 2.9%
    741     Alcan, Inc. ......................................      34,799
  2,160     Alcoa, Inc. ......................................      82,076
    322     Fortune Brands, Inc. .............................      22,984
                                                                ----------
                                                                   139,859
                                                                ----------
            RETAIL -- 1.9%
  2,135     McDonald's Corp. .................................      53,012
  1,672     TJX Cos., Inc. (The)..............................      36,861
                                                                ----------
                                                                    89,873
                                                                ----------
            SOFTWARE & SERVICES -- 1.0%
  1,722     Microsoft Corp. ..................................      47,424
                                                                ----------
            TRANSPORTATION -- 8.2%
    454     Boeing Co. (The)..................................      19,140
    870     CP Railway Ltd. ..................................      24,489
  1,803     CSX Corp. ........................................      64,811
 +1,152     Delta Airlines, Inc. .............................      13,610
    517     FedEx Corp. ......................................      34,904
    727     General Dynamics Corp. ...........................      65,750
   +743     General Motors Corp. .............................      39,666
  1,169     Honeywell International, Inc. ....................      39,093
    317     USF Corp. ........................................      10,845
  1,114     Union Pacific Corp. ..............................      77,387
                                                                ----------
                                                                   389,695
                                                                ----------
            UTILITIES -- 6.0%
    418     Dominion Resources, Inc. .........................      26,681
    999     Exelon Corp. .....................................      66,268
    782     FPL Group, Inc. ..................................      51,126
  1,039     Pinnacle West Capital Corp. ......................      41,597
    936     Progress Energy, Inc. ............................      42,341
  1,979     Waste Management, Inc. ...........................      58,567
                                                                ----------
                                                                   286,580
                                                                ----------
            Total common stocks...............................  $4,617,662
                                                                ==========


                                                        MARKET
 SHARES                                                VALUE #
--------                                              ----------
SHORT-TERM SECURITIES -- 7.7%
           INVESTMENT COMPANIES HELD AS COLLATERAL
           ON LOANED SECURITIES -- 3.3%
 159,683   Boston Global Investment Trust...........  $  159,683
                                                      ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENTS -- 4.4%
            Joint Repurchase Agreement (See Note
$210,163    2(d)) 0.833% due 01/02/04................     210,163
                                                       ----------
            Total short-term securities..............  $  369,846
                                                       ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $4,075,513)......   95.6%  $4,617,662
Total short-term securities (cost
  $369,846)................................    7.7      369,846
                                             -----   ----------
Total investment in securities
  (total cost $4,445,359) -- including
  $156,503 of securities loaned (See Note
  2(i))....................................  103.3    4,987,508
Cash, receivables and other assets.........    0.5       25,653
Payable for securities purchased...........   (0.5)     (22,876)
Payable for Fund shares redeemed...........   (0.0)        (163)
Securities lending collateral payable to
  brokers (See Note 2(i))..................   (3.3)    (159,683)
Other liabilities..........................   (0.0)        (245)
                                             -----   ----------
Net assets.................................  100.0%  $4,830,194
                                             =====   ==========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  4,000,000 shares authorized; 257,489 shares
  outstanding.....................................  $      257
Paid in capital...................................   4,418,129
Accumulated net investment income.................       1,538
Accumulated net realized loss on investments......    (131,879)
Unrealized appreciation on investments............     542,149
                                                    ----------
Net assets........................................  $4,830,194
                                                    ==========

Class IA
  Net asset value per share ($3,927,415 / 209,270
    shares outstanding) (3,500,000 shares
    authorized).......................................  $18.77
                                                        ======
Class IB
  Net asset value per share ($902,779 / 48,219 shares
    outstanding) (500,000 shares authorized)..........  $18.72
                                                        ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 10.2% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2 (i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS -- 98.0%
            AUSTRALIA -- 0.5%
    -981    Rinker Group Ltd. (Construction)..................  $  4,853
                                                                --------
            AUSTRIA -- 0.6%
   *-413    Telekom Austria AG (Communications)...............     5,101
                                                                --------
            BRAZIL -- 1.8%
     144    Empresa Brasileira de Aeronautica S.A., ADR
             (Transportation).................................     5,055
     176    Petroleo Brasileiro S.A., ADR
             (Energy & Services)..............................     5,146
     238    Unibanco GDR (Banks)..............................     5,928
                                                                --------
                                                                  16,129
                                                                --------
            CANADA -- 5.6%
     133    Canadian National Railway Co. (Transportation)....     8,423
    *304    Inco Ltd. (Metals, Minerals & Mining).............    12,151
    +361    National Bank of Canada (Banks)...................    12,041
    +156    Royal Bank of Canada (Banks)......................     7,456
    +181    Talisman Energy, Inc. (Energy & Services).........    10,315
                                                                --------
                                                                  50,386
                                                                --------
            CHINA -- 0.6%
 -13,200    China Telecom Corp., Ltd. (Communications)........     5,449
                                                                --------
            FINLAND -- 0.8%
    -422    Nokia Oyj (Agriculture & Fishing).................     7,218
                                                                --------
            FRANCE -- 14.7%
    -323    AXA (Financial Services)..........................     6,953
    -193    Aventis S.A. (Drugs)..............................    12,804
    -154    BNP Paribas S.A. (Banks)..........................     9,755
   +-186    Carrefour S.A. (Retail)...........................    10,222
    +151    Essilor International S.A. (Retail)...............     7,819
   +-387    France Telecom S.A. (Communications)..............    11,052
   +-220    Lafarge S.A. (Construction).......................    19,710
   +-100    Pinault Printemps Redoute S.A. (Retail)...........     9,645
    -165    Schneider Electric S.A. (Electrical Equipment)....    10,784
    -223    Societe Television Francaise (Media &
             Entertainment)...................................     7,801
    -139    TotalFinaElf S.A., B shares (Energy & Services)...    25,733
                                                                --------
                                                                 132,278
                                                                --------
            GERMANY -- 4.3%
     184    BMW AG (Transportation)...........................     8,511
   +-142    Metro AG (Retail).................................     6,271
     -54    SAP AG (Software & Services)......................     8,958
     115    Schering AG (Drugs)...............................     5,799
    -146    Veba AG (Utilities)...............................     9,516
                                                                --------
                                                                  39,055
                                                                --------
            IRELAND -- 0.6%
   *+218    Elan Corp., ADR (Drugs)...........................     1,503
    *513    Ryanair Holdings PLC (Transportation).............     4,267
                                                                --------
                                                                   5,770
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            ITALY -- 3.7%
   +-680    ENI S.p.A. (Energy & Services)....................  $ 12,891
    +908    Fiat S.p.A. (Consumer Durables)...................     6,967
 +-2,539    UniCredito Italiano S.p.A. (Financial Services)...    13,725
                                                                --------
                                                                  33,583
                                                                --------
            JAPAN -- 15.3%
   +-783    Asahi Glass Co., Ltd. (Construction)..............     6,446
 +-1,058    Bank of Yokohama Ltd. (The) (Banks)...............     4,936
    -384    Dai Nippon Printing Co., Ltd.
             (Business Services)..............................     5,424
    -207    Fuji Photo Film Co., Ltd. (Consumer Non-
             Durables)........................................     6,762
    -180    Honda Motor Co., Ltd. (Transportation)............     8,104
      -1    Japan Tobacco, Inc. (Food, Beverage & Tobacco)....     4,423
     -22    Keyence Corp. (Machinery).........................     4,690
    -465    Matsushita Electric Industrial Co.
             (Electronics)....................................     6,471
      -8    NTT DoCoMo, Inc. (Communications).................    18,200
     -59    Nintendo Co., Ltd. (Consumer Non-Durables)........     5,507
     -38    Nomura Research Institut (Business Services)......     3,767
    -186    Nomura Securities (Insurance).....................     3,156
     -30    Obic Co., Ltd. (Software & Services)..............     6,054
    -236    Olympus Optical Co., Ltd. (Medical Instruments &
             Supplies)........................................     5,150
     -73    Orix Corp. (Financial Services)...................     6,088
     -54    Rohm Co., Ltd. (Electronics)......................     6,324
     *-5    SKY Perfect Communications, Inc.
             (Communications).................................     6,305
    -204    Shin-Etsu Chemical Co., Ltd. (Chemicals)..........     8,375
   +-252    Shionogi & Co., Ltd. (Drugs)......................     4,705
    -697    Sompo Japan Insurance, Inc. (Insurance)...........     5,752
    +-74    Sony Corp. (Electronics)..........................     2,554
     122    Sony Corp., ADR (Electronics).....................     4,226
   +-751    Sumitomo Trust & Banking Co., Ltd. (The)
             (Banks)..........................................     4,484
                                                                --------
                                                                 137,903
                                                                --------
            MALAYSIA -- 1.8%
  -2,500    Berjaya Sports Toto BHD (Software & Services).....     2,670
  -2,045    Malayan Banking (Banks)...........................     5,194
  -3,183    Public Bank BHD (Financial Services)..............     2,592
  -2,031    Resort World Berhad (Hotels & Gaming).............     5,390
                                                                --------
                                                                  15,846
                                                                --------
            MEXICO -- 0.9%
     298    America Movil S.A. de C.V., ADR
             (Communications).................................     8,156
                                                                --------
            NETHERLANDS -- 2.5%
    -291    Akzo Nobel N.V. (Chemicals).......................    11,148
 *-1,145    Koninklijke KPN N.V. (Communications).............     8,858
     -88    TNT Post Group N.V. (Consumer Services)...........     2,063
                                                                --------
                                                                  22,069
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
COMMON STOCKS  -- (CONTINUED)
            RUSSIA -- 1.0%
      55    JSC Mining & Smelting Co., ADR (Metals, Minerals &
             Mining)..........................................  $  3,564
      44    Sibnef ADR (Energy & Services)....................     1,243
    +142    Surgutneftegaz ADR (Energy & Services)............     4,135
                                                                --------
                                                                   8,942
                                                                --------
            SOUTH AFRICA -- 0.5%
    -106    Anglo American Platinum Corp., Ltd. (Metals,
             Minerals & Mining)...............................     4,598
                                                                --------
            SOUTH KOREA -- 4.4%
   *-957    Kia Motors Corp. (Transportation).................     8,741
   *-294    Kookmin Bank (Banks)..............................    11,146
   *-142    LG Electronics, Inc. (Electronics)................     6,963
    *201    SK Corp. (Energy & Services)......................     4,631
     -47    SK Telecom Co., Ltd. (Communications).............     7,879
                                                                --------
                                                                  39,360
                                                                --------
            SWEDEN -- 1.3%
  -1,560    Nordea AB (Banks).................................    11,718
                                                                --------
            SWITZERLAND -- 8.4%
  +2,526    ABB Ltd. (Construction)...........................    12,804
     -76    Nestle S.A. (Food, Beverage & Tobacco)............    18,856
    -175    Roche Holdings AG (Drugs).........................    17,721
   +-241    STMicroelectronics N.V. (Electronics).............     6,552
    -294    UBS AG (Banks)....................................    20,115
                                                                --------
                                                                  76,048
                                                                --------
            TAIWAN -- 1.5%
    @328    China Steel Corp., GDR (Metals, Minerals &
             Mining)..........................................     5,456
 *-9,178    United Microelectronics Corp. (Electronics).......     7,861
                                                                --------
                                                                  13,317
                                                                --------
            TURKEY -- 0.4%
 602,883    Akbank TAS (Banks)................................     3,154
                                                                --------
            UNITED KINGDOM -- 24.8%
    -286    AstraZeneca PLC (Drugs)...........................    13,741
    -445    Aviva PLC (Financial Services)....................     3,931
  -2,632    BP PLC (Energy & Services)........................    21,400
 *-1,696    British Airways PLC (Transportation)..............     7,067
   *-524    British Sky Broadcasting PLC (Media &
             Entertainment)...................................     6,599
  -1,178    Capita Group PLC (Business Services)..............     5,145
  -2,373    Compass Group PLC (Food,
             Beverage & Tobacco)..............................    16,181
  *9,516    Corus Group PLC (Metals, Minerals & Mining).......     5,110
    -604    GlaxoSmithKline PLC (Drugs).......................    13,930
    -318    HBOS PLC (Banks)..................................     4,127
    -784    HSBC Holdings PLC (Banks).........................    12,344
  -1,701    Hilton Group PLC (Hotels & Gaming)................     6,845
    -330    Imperial Tobacco Group PLC (Food, Beverage &
             Tobacco).........................................     6,503
  -1,136    Kingfisher PLC (Retail)...........................     5,687
  -1,304    National Grid Transco PLC (Energy & Services).....     9,382
    -648    Pearson PLC (Media & Entertainment)...............     7,216

                                                                 MARKET
 SHARES                                                         VALUE #
---------                                                       --------
            UNITED KINGDOM  -- (CONTINUED)
    -420    Reckitt Benckiser PLC (Consumer Non-Durables).....  $  9,497
    -416    Rio Tinto PLC (Metals, Minerals & Mining).........    11,455
    -641    Royal Bank of Scotland Group PLC (Banks)..........    18,918
 -10,248    Vodafone Group PLC (Communications)...............    25,463
  -1,317    WWP Group PLC (Business Services).................    12,927
                                                                --------
                                                                 223,468
                                                                --------
            UNITED STATES OF AMERICA -- 2.0%
    *280    Accenture Ltd. (Business Services)................     7,377
     370    Tyco International Ltd. (Consumer Non-Durables)...     9,794
                                                                --------
                                                                  17,171
                                                                --------
            Total common stocks...............................  $881,572
                                                                ========
SHORT-TERM SECURITIES -- 11.8%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 10.0%
  89,576    State Street Navigator Securities Lending Prime
             Portfolio........................................  $ 89,576
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.8%
 $16,632    Joint Repurchase Agreement (See Note 2(d)) 0.833%
             due 01/02/04.....................................    16,632
                                                                --------
            Total short-term securities.......................  $106,208
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $738,995)...............   98.0%  $881,572
Total short-term securities (cost $106,208).......   11.8    106,208
                                                    -----   --------
Total investment in securities (total cost
  $845,203) -- including $85,210 of securities
  loaned (See Note 2(i))..........................  109.8    987,780
Cash, receivables and other assets................    2.7     24,654
Payable for securities purchased..................   (2.5)   (22,294)
Payable for Fund shares redeemed..................   (0.0)      (405)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................  (10.0)   (89,576)
Other liabilities.................................   (0.0)      (153)
                                                    -----   --------
Net assets........................................  100.0%  $900,006
                                                    =====   ========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  2,625,000 shares authorized; 89,031 shares
  outstanding.....................................  $       89
Paid in capital...................................   1,113,599
Accumulated net investment income.................       1,085
Accumulated net realized loss on investments......    (357,332)
Unrealized appreciation on investments............     142,577
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g)) @@@..........          22
Unrealized depreciation on other assets and
  liabilities in foreign currencies...............         (34)
                                                    ----------
Net assets........................................  $  900,006
                                                    ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                    MARKET
                                                    VALUE #
                                                    -------
Class IA
  Net asset value per share ($823,760 / 81,478
    shares outstanding) (2,000,000 shares
    authorized)...................................  $10.11
                                                    ======
Class IB
  Net asset value per share ($76,246 / 7,554
    shares outstanding) (625,000 shares
    authorized)...................................  $10.09
                                                    ======

DIVERSIFICATION BY INDUSTRY
Agriculture & Fishing.............................   0.8%  $  7,218
Banks.............................................  14.6    131,316
Business Services.................................   3.8     34,640
Chemicals.........................................   2.2     19,523
Communications....................................  11.2    100,689
Construction......................................   4.9     43,813
Consumer Durables.................................   0.8      6,967
Consumer Non-Durables.............................   3.5     31,560
Consumer Services.................................   0.2      2,063
Drugs.............................................   7.8     70,203
Electrical Equipment..............................   1.2     10,784
Electronics.......................................   4.1     36,725
Energy & Services.................................  10.5     94,876
Financial Services................................   3.7     33,289
Food, Beverage & Tobacco..........................   5.1     45,963
Hotels & Gaming...................................   1.4     12,235
Insurance.........................................   1.0      8,908
Machinery.........................................   0.5      4,690
Media & Entertainment.............................   2.4     21,616
Medical Instruments & Supplies....................   0.6      5,150
Metals, Minerals & Mining.........................   4.7     42,334
Retail............................................   4.4     39,644
Software & Services...............................   2.0     17,682
Transportation....................................   5.6     50,168
Utilities.........................................   1.0      9,516
                                                    ----   --------
    Total common stocks...........................  98.0%  $881,572
                                                    ====   ========

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 96.0% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $5,456 or 0.6% of net assets (See Note 2(m)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $710,543, which represents 78.9% of total net assets.

     @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Buy)             $  749            $    742         1/2/2004              $  7
British Pound (Buy)              4,048               4,023         1/5/2004                25
Canadian Dollars (Buy)             298                 297         1/6/2004                 1
Canadian Dollars (Buy)           1,632               1,630         1/5/2004                 2
Canadian Dollars (Buy)           4,643               4,585         1/2/2004                58
EURO (Buy)                       1,818               1,811         1/5/2004                 7
EURO (Buy)                       3,556               3,540         1/6/2004                16
EURO (Sell)                        245                 241         1/2/2004                (4)
EURO (Sell)                        313                 309         1/2/2004                (4)
EURO (Sell)                        352                 348         1/2/2004                (4)
EURO (Sell)                        478                 474         1/5/2004                (4)
EURO (Sell)                        684                 677         1/2/2004                (7)
EURO (Sell)                        758                 754         1/6/2004                (4)
EURO (Sell)                      9,438               9,339         1/2/2004               (99)
Japanese Yen (Sell)              1,161               1,163         1/7/2004                 2
South African Rands (Buy)          870                 842         1/2/2004                28
Swiss Franc (Buy)                  570                 568         1/6/2004                 2
                                                                                         ----
                                                                                         $ 22
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
 AMOUNT                                                           VALUE #
---------                                                        ----------
COMMERCIAL PAPER -- 35.0%
$@50,000    Bradford & Bingley PLC
              1.15% due 01/07/05..............................   $   50,000
  55,000    Cafco
              1.08% due 02/18/04..............................       54,921
  36,500    Diageo Capital PLC
              0.00% due 03/18/04..............................       36,411
  42,500    du Pont (E.I.) de Nemours & Co.
              0.00% due 02/10/04..............................       42,450
  50,000    Household Finance Corp.
              1.08% due 01/06/04..............................       49,993
  25,000    Nationwide Building Society
              0.00% due 01/07/04..............................       24,995
  45,391    Old Line Funding Corp.
              0.00% due 01/23/04..............................       45,360
  55,000    Preferred Receivable Funding
              0.00% due 02/04/04..............................       54,944
  55,000    Province of Quebec
              1.07% due 01/28/04..............................       54,956
  42,500    Sara Lee
              1.15% due 02/06/04..............................       42,451
  55,000    Sheffield Receivable Corp.
              0.00% due 01/26/04..............................       54,958
  50,000    Spintab
              0.00% due 02/03/04..............................       49,950
  44,507    Svenska Handelsbanken
              0.00% due 02/17/04..............................       44,444
  42,500    Toyota Motor Credit Corp.
              1.06% due 01/22/04..............................       42,474
                                                                 ----------
                                                                    648,307
                                                                 ----------
            Total commercial paper............................   $  648,307
                                                                 ==========
CORPORATE NOTES -- 58.7%
$ 40,000    American Express Credit
              1.261% due 12/27/04.............................   $   40,065
   8,500    American Express Credit
              1.274% due 12/16/04.............................        8,513
  42,500    American General Finance
              1.34% due 08/06/04..............................       42,554
  17,000    Bank One Corp.
              1.45% due 02/20/04..............................       17,007
  25,000    Bear Stearns Co., Inc.
              1.319% due 02/12/04.............................       25,004
   8,500    Bear Stearns Co., Inc.
              1.423% due 06/01/04.............................        8,510
   8,500    Bear Stearns Co., Inc.
              1.56% due 09/21/04..............................        8,525
 @25,000    Cargill, Inc.
              1.16% due 01/14/04..............................       25,000
  43,000    Caterpillar, Inc.
              1.323% due 08/02/04.............................       43,051
  42,000    Citigroup Global
              1.29% due 06/17/04..............................       42,030

PRINCIPAL                                                          MARKET
 AMOUNT                                                           VALUE #
---------                                                        ----------
$ 13,320    Diageo Capital PLC
              6.625% due 06/24/04.............................   $   13,660
  50,000    Federal Home Loan Bank
              1.50% due 12/24/04..............................       50,000
  30,000    Federal Home Loan Mortgage Association
              1.25% due 08/27/04..............................       30,000
  50,000    Federal Home Loan Mortgage Association
              1.40% due 11/03/04..............................       50,000
  50,000    Federal National Mortgage Association
              1.43% due 11/15/04..............................       50,000
  50,000    Fleet Financial Group
              1.41% due 02/19/04..............................       50,014
  22,000    General Electric Capital Corp.
              1.141% due 01/28/04.............................       22,001
  39,000    General Electric Capital Corp.
              6.875% due 09/15/04.............................       40,528
  50,000    Goldman Sachs Group LP
              1.11% due 10/25/04..............................       50,000
 @37,500    Honda Motor Corp.
              1.12% due 10/22/04..............................       37,500
  51,000    IBM Corp.
              1.295% due 09/27/04.............................       51,067
  48,750    Key Bank N.A.
              1.298% due 03/01/04.............................       48,763
  34,230    Lehman Brother Holdings, Inc.
              6.625% due 04/01/04.............................       34,681
  20,000    Merrill Lynch & Co., Inc.
              1.37% due 08/09/04..............................       20,029
  17,000    Merrill Lynch & Co., Inc.
              1.42% due 06/11/04..............................       17,023
  55,000    Morgan (J.P.) Chase & Co.
              1.285% due 02/05/04.............................       55,008
  54,000    Morgan Stanley Group
              1.33% due 03/19/04..............................       54,023
 @30,000    Nationwide Building Society
              1.14% due 07/23/04..............................       30,000
 @50,000    Northern Rock PLC
              1.15% due 01/16/04..............................       50,000
  42,000    Washington Mutual Bank
              1.159% due 07/29/04.............................       41,997
  30,000    Wells Fargo & Co.
              1.103% due 01/14/04.............................       30,000
                                                                 ----------
                                                                  1,086,553
                                                                 ----------
            Total corporate notes.............................   $1,086,553
                                                                 ==========
SHORT-TERM SECURITIES -- 3.3%
            REPURCHASE AGREEMENTS -- 3.3%
$ 61,338    Joint Repurchase Agreement (See Note 2(d)) 0.84%
              due 01/02/04....................................   $   61,338
                                                                 ----------
            Total short-term securities.......................   $   61,338
                                                                 ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                              MARKET
                                                             VALUE #
                                                            ----------
DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost $648,307)............   35.0%  $  648,307
Total corporate notes (cost $1,086,553)...........   58.7    1,086,553
Total repurchase agreements (cost $61,338)........    3.3       61,338
                                                    -----   ----------
Total investment in securities (total cost
  $1,796,198).....................................   97.0    1,796,198
Cash, receivables and other assets................    3.0       55,266
Dividends payable.................................   (0.0)      (1,005)
Other liabilities.................................   (0.0)         (90)
                                                    -----   ----------
Net assets........................................  100.0%  $1,850,369
                                                    =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 7,000,000
  shares authorized; 1,850,369 shares outstanding...  $    1,850
Paid in capital.....................................   1,848,519
                                                      ----------
Net assets..........................................  $1,850,369
                                                      ==========

Class IA
  Net asset value per share ($1,609,439 / 1,609,439
    shares outstanding) (6,000,000 shares authorized)...  $1.00
                                                          =====
Class IB
  Net asset value per share ($240,930 / 240,930 shares
    outstanding) (1,000,000 shares authorized)..........  $1.00
                                                          =====

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the market value of these securities amounted to $192,500 or 10.4% of net assets. (See Note 2(m)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL COMPANY HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS -- 97.7%
            APPAREL & TEXTILE -- 0.9%
     389    K-Swiss, Inc. ....................................  $    9,353
            BANKS -- 1.6%
     349    Amcore Financial, Inc. ...........................       9,439
     455    First Niagara Financial Group, Inc. ..............       6,786
                                                                ----------
                                                                    16,225
                                                                ----------
            BUSINESS SERVICES -- 5.3%
  *1,131    DiamondCluster International, Inc. ...............      11,533
     315    Gevity HR, Inc. ..................................       6,999
   *+367    LECG Corp. .......................................       8,398
    *771    MPS Group, Inc. ..................................       7,212
    *573    Navigant Consulting, Inc. ........................      10,797
    *574    Overland Storage, Inc. ...........................      10,783
                                                                ----------
                                                                    55,722
                                                                ----------
            COMMUNICATIONS -- 8.7%
  *2,105    American Tower Corp., Class A.....................      22,780
  *2,180    Crown Castle International Corp. .................      24,047
    *450    Plantronics, Inc. ................................      14,696
    *404    Polycom, Inc. ....................................       7,890
 *+6,825    Sirius Satellite Radio, Inc. .....................      21,567
                                                                ----------
                                                                    90,980
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 2.4%
    *566    Insight Enterprises, Inc. ........................      10,648
    *863    Scientific Games Corp., Class A...................      14,684
                                                                ----------
                                                                    25,332
                                                                ----------
            CONSTRUCTION -- 2.8%
     282    MDC Holdings, Inc. ...............................      18,171
    *323    Washington Group International, Inc. .............      10,983
                                                                ----------
                                                                    29,154
                                                                ----------
            CONSUMER DURABLES -- 0.9%
    *509    Genesis Microchip, Inc. ..........................       9,191
                                                                ----------
            DRUGS -- 4.8%
    *607    Abgenix, Inc. ....................................       7,562
    *995    Alkermes, Inc. ...................................      13,432
    *408    AtheroGenics, Inc. ...............................       6,101
    *438    Medicines Co. (The)...............................      12,898
   *+334    NPS Pharmaceuticals, Inc. ........................      10,276
                                                                ----------
                                                                    50,269
                                                                ----------
            EDUCATION -- 1.5%
    *221    University of Phoenix Online......................      15,247
                                                                ----------
            ELECTRICAL EQUIPMENT -- 1.5%
  -5,734    Techtronic Industries Co. ........................      15,995
                                                                ----------
            ELECTRONICS -- 13.4%
    *772    ASE Test Ltd. ....................................      11,555
  *1,005    Aeroflex, Inc. ...................................      11,752
    *359    Artisan Components, Inc. .........................       7,361
  *1,397    ChipPAC, Inc. ....................................      10,605
   *+447    FuelCell Energy, Inc. ............................       5,805
  *1,525    MEMC Electronic Materials, Inc. ..................      14,668

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
            ELECTRONICS  -- (CONTINUED)
    *341    Microsemi Corp. ..................................  $    8,372
    *265    Moog, Inc. .......................................      13,096
  *2,413    ON Semiconductor Corp. ...........................      15,565
    *396    Pericom Semiconductor Corp. ......................       4,217
    *788    Pixelworks, Inc. .................................       8,700
    *695    Quantum Fuel Systems Technologies Worldwide,
              Inc. ...........................................       5,591
    *325    Semtech Corp. ....................................       7,392
    *345    Wilson Greatbatch Technologies, Inc. .............      14,584
                                                                ----------
                                                                   139,263
                                                                ----------
            ENERGY & SERVICES -- 5.0%
     550    Arch Coal, Inc. ..................................      17,134
     329    Cabot Oil & Gas Corp. ............................       9,651
     278    Patina Oil & Gas Corp. ...........................      13,596
     *78    Universal Tech....................................       2,331
    *494    Whiting Petroleum Corp. ..........................       9,092
                                                                ----------
                                                                    51,804
                                                                ----------
            FINANCIAL SERVICES -- 1.3%
    *188    Affiliated Managers Group, Inc. ..................      13,068
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 0.7%
    *401    Peet's Coffee & Tea, Inc. ........................       6,983
                                                                ----------
            FOREST & PAPER PRODUCTS -- 1.1%
  *1,252    SunOpta, Inc. ....................................      11,557
                                                                ----------
            HEALTH SERVICES -- 4.3%
    *218    AmSurg Corp. .....................................       8,264
  *2,245    Beverly Enterprises, Inc. ........................      19,289
    *298    Genesis Healthcare Corp. .........................       6,784
    *345    Odyssey HealthCare, Inc. .........................      10,109
                                                                ----------
                                                                    44,446
                                                                ----------
            HOTELS & GAMING -- 1.0%
   *+362    Wynn Resorts Ltd. ................................      10,134
                                                                ----------
            INSURANCE -- 5.7%
    *330    Arch Capital Group Ltd. ..........................      13,164
    *979    HealthExtras, Inc. ...............................      13,122
     343    Platinum Underwriters Holdings Ltd. ..............      10,286
    *281    ProAssurance Corp. ...............................       9,048
   *1090    USI Holdings Corp. ...............................      14,219
                                                                ----------
                                                                    59,839
                                                                ----------
            MACHINERY -- 1.1%
    *675    Asyst Technologies, Inc. .........................      11,712
                                                                ----------
            MEDIA & ENTERTAINMENT -- 3.7%
    *610    Cumulus Media, Inc. ..............................      13,416
  *1,169    Hollywood Entertainment Corp. ....................      16,075
    *358    Lin TV Corp. .....................................       9,227
                                                                ----------
                                                                    38,718
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.8%
    *411    Abaxis, Inc. .....................................       7,441
    *552    Merit Medical Systems, Inc. ......................      12,280
    *293    Orthofix International N.V. ......................      14,357

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE #
---------                                                       ----------
COMMON STOCKS  -- (CONTINUED)
            MEDICAL INSTRUMENTS &
            SUPPLIES  -- (CONTINUED)
   *+207    Respironics, Inc. ................................  $    9,320
    *193    Zoll Medical Corp. ...............................       6,831
                                                                ----------
                                                                    50,229
                                                                ----------

            RESEARCH & TESTING FACILITIES -- 2.0%
   *+245    CV Therapeutics, Inc. ............................       3,588
    *412    Ciphergen Biosystems, Inc. .......................       4,630
    *629    Exelixis, Inc. ...................................       4,453
    *269    Kosan Biosciences, Inc. ..........................       2,655
    *226    Telik, Inc. ......................................       5,191
                                                                ----------
                                                                    20,517
                                                                ----------
            RETAIL -- 4.2%
    *422    AC Moore Arts & Crafts, Inc. .....................       8,124
    *209    Dick's Sporting Goods, Inc. ......................      10,178
     266    Fred's, Inc. .....................................       8,249
    *318    Rare Hospitality International, Inc. .............       7,767
   *+304    Sharper Image Corp. ..............................       9,939
                                                                ----------
                                                                    44,257
                                                                ----------
            SOFTWARE & SERVICES -- 10.9%
    *726    Agile Software Corp. .............................       7,187
    *902    BISYS Group, Inc. (The)...........................      13,416
    *237    Cognos, Inc. .....................................       7,263
    *605    Embarcadero Technologies, Inc. ...................       9,654
    *696    Networks Associates, Inc. ........................      10,475
  *1,186    Red Hat, Inc. ....................................      22,263
    *315    Safenet, Inc. ....................................       9,703
  *1,798    Sapient Corp. ....................................      10,067
    *794    SkillSoft PLC, ADR................................       6,871
  *1,186    Tumbleweed Communications Corp. ..................       9,938
    *766    webMethods, Inc. .................................       7,007
                                                                ----------
                                                                   113,844
                                                                ----------
            TRANSPORTATION -- 8.1%
 *+1,093    AMR Corp. ........................................      14,156
     310    Arkansas Best Corp. ..............................       9,724
    *421    Forward Air Corp. ................................      11,575
    *344    OMI Corp. ........................................       3,074
    *308    Old Dominion Freight Line.........................      10,486
    *325    Quality Distribution, Inc. .......................       6,354
    *422    Sirva, Inc. ......................................       8,243
   *+552    Yellow Roadway Corp. .............................      19,970
                                                                ----------
                                                                    83,582
                                                                ----------
            Total common stocks...............................  $1,017,421
                                                                ==========
SHORT-TERM SECURITIES -- 11.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 7.3%
  76,071    Boston Global Investment Trust....................  $   76,071
                                                                ----------
PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE #
---------                                                       ----------
            REPURCHASE AGREEMENTS -- 3.7%
$ 38,584    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................  $   38,584
                                                                ----------
            Total short-term securities.......................  $  114,655
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $847,542)........   97.7%  $1,017,421
Total short-term securities (cost
  $114,655)................................   11.0      114,655
                                             -----   ----------
Total investment in securities (total cost
  $962,197) -- including $73,502 of
  securities loaned (See Note 2(i))........  108.7    1,132,076
Cash, receivables and other assets.........    0.9        8,885
Payable for securities purchased...........   (0.6)      (5,793)
Payable for Fund shares redeemed...........   (1.7)     (17,300)
Securities lending collateral payable to
  brokers (See Note 2(i))..................   (7.3)     (76,071)
Other liabilities..........................   (0.0)         (58)
                                             -----   ----------
Net assets.................................  100.0%  $1,041,739
                                             =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  1,500,000 shares authorized; 72,036 shares
  outstanding.....................................  $       72
Paid in capital...................................   1,145,393
Accumulated net investment loss...................          (1)
Accumulated net realized loss on investments......    (273,604)
Unrealized appreciation on investments............     169,879
                                                    ----------
Net assets........................................  $1,041,739
                                                    ==========

Class IA
  Net asset value per share ($851,283 / 58,765 shares
    outstanding) (1,125,000 shares authorized)........  $14.49
                                                        ======
Class IB
  Net asset value per share ($190,456 / 13,272 shares
    outstanding) (375,000 shares authorized)..........  $14.35
                                                        ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 5.8% of total net assets as of December 31, 2003.

    # See Note 2(b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2(i)).

    - Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities as of December 31, 2003 was $15,995, which represents 1.5% of total net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 STATEMENT OF NET ASSETS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- 99.6%
            BANKS -- 13.0%
   1,614    American Express Co. .............................  $    77,838
   2,471    Bank One Corp. ...................................      112,662
   1,610    Bank of America Corp. ............................      129,516
   4,932    Citigroup, Inc. ..................................      239,404
     737    Federal National Mortgage Association.............       55,289
    +911    HSBC Holdings PLC, ADR............................       71,788
   1,117    KeyCorp. .........................................       32,756
   1,255    State Street Corp. ...............................       65,340
   1,457    U.S. Bancorp......................................       43,378
     516    Wachovia Corp. ...................................       24,054
                                                                -----------
                                                                    852,025
                                                                -----------
            BUSINESS SERVICES -- 1.0%
  *2,503    Accenture Ltd. ...................................       65,871
                                                                -----------
            CHEMICALS -- 1.6%
   1,099    Dow Chemical Co. (The)............................       45,681
   1,362    du Pont (E.I.) de Nemours & Co. ..................       62,493
                                                                -----------
                                                                    108,174
                                                                -----------
            COMMUNICATIONS -- 0.7%
   3,433    Motorola, Inc. ...................................       48,295
                                                                -----------
            COMPUTERS & OFFICE EQUIPMENT -- 8.0%
     676    3M Co. ...........................................       57,446
  *5,942    Cisco Systems, Inc. ..............................      144,341
  *3,326    EMC Corp. ........................................       42,965
   5,112    Hewlett-Packard Co. ..............................      117,431
   1,798    International Business Machines Corp. ............      166,648
                                                                -----------
                                                                    528,831
                                                                -----------
            CONSUMER DURABLES -- 0.6%
   1,438    Masco Corp. ......................................       39,427
                                                                -----------
            CONSUMER NON-DURABLES -- 2.9%
     477    Cardinal Health, Inc. ............................       29,198
   2,371    Gillette Co. (The)................................       87,083
     743    Procter & Gamble Co. (The)........................       74,221
                                                                -----------
                                                                    190,502
                                                                -----------
            DRUGS -- 11.4%
   1,902    Abbott Laboratories...............................       88,638
  *1,320    Amgen, Inc. ......................................       81,564
   1,966    Eli Lilly & Co. ..................................      138,269
    *943    Genzyme Corp. ....................................       46,528
     947    Merck & Co., Inc. ................................       43,765
   7,768    Pfizer, Inc. .....................................      274,456
   1,865    Wyeth.............................................       79,173
                                                                -----------
                                                                    752,393
                                                                -----------
            ELECTRONICS -- 7.0%
   7,476    General Electric Co. .............................      231,613
   5,678    Intel Corp. ......................................      182,819
   1,467    Texas Instruments, Inc. ..........................       43,106
                                                                -----------
                                                                    457,538
                                                                -----------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
            ENERGY & SERVICES -- 5.9%
     970    ChevronTexaco Corp. ..............................  $    83,808
   5,384    Exxon Mobil Corp. ................................      220,748
   1,478    Schlumberger Ltd. ................................       80,871
                                                                -----------
                                                                    385,427
                                                                -----------
            FINANCIAL SERVICES -- 3.0%
     695    Franklin Resources, Inc. .........................       36,192
   1,689    Merrill Lynch & Co., Inc. ........................       99,072
   1,114    Morgan Stanley Dean Witter & Co. .................       64,490
                                                                -----------
                                                                    199,754
                                                                -----------
            FOOD, BEVERAGE & TOBACCO -- 4.6%
   2,603    Coca-Cola Co. (The)...............................      132,077
   1,421    General Mills, Inc. ..............................       64,362
   2,344    PepsiCo, Inc. ....................................      109,277
                                                                -----------
                                                                    305,716
                                                                -----------
            FOREST & PAPER PRODUCTS -- 1.5%
   1,575    International Paper Co. ..........................       67,877
     499    Weyerhaeuser Co. .................................       31,923
                                                                -----------
                                                                     99,800
                                                                -----------
            HEALTH SERVICES -- 0.6%
     891    HCA, Inc. ........................................       38,290
                                                                -----------
            HOTELS & GAMING -- 0.3%
     455    Marriott International, Inc., Class A.............       20,998
                                                                -----------
            INSURANCE -- 4.7%
   2,726    American International Group, Inc. ...............      180,699
   1,646    Marsh & McLennan Cos., Inc. ......................       78,803
   3,059    Travelers Property Casualty Corp. -- Class B......       51,913
                                                                -----------
                                                                    311,415
                                                                -----------
            MACHINERY -- 1.9%
  *1,572    Applied Materials, Inc. ..........................       35,289
   1,090    Caterpillar, Inc. ................................       90,475
                                                                -----------
                                                                    125,764
                                                                -----------
            MEDIA & ENTERTAINMENT -- 7.2%
  *2,310    Comcast Corp. ....................................       75,926
  +5,997    Liberty Media Corp., Class A......................       71,307
 *10,434    Time Warner, Inc. ................................      187,711
   2,026    Viacom, Inc., Class B.............................       89,901
  +1,994    Walt Disney Co. (The).............................       46,529
                                                                -----------
                                                                    471,374
                                                                -----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.8%
   1,067    Johnson & Johnson.................................       55,111
   1,351    Medtronic, Inc. ..................................       65,687
                                                                -----------
                                                                    120,798
                                                                -----------
            METALS, MINERALS & MINING -- 2.1%
   1,457    Alcoa, Inc. ......................................       55,362
     985    Illinois Tool Works, Inc. ........................       82,609
                                                                -----------
                                                                    137,971
                                                                -----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE #
---------                                                       -----------
COMMON STOCKS -- (CONTINUED)
 RETAIL -- 5.5%
  *2,233    Costco Wholesale Corp. ...........................  $    83,030
  +3,672    Gap, Inc. (The)...................................       85,234
   3,460    Home Depot, Inc. (The)............................      122,802
    *308    Kohl's Corp. .....................................       13,828
   1,551    Target Corp. .....................................       59,551
                                                                -----------
                                                                    364,445
                                                                -----------
            RUBBER & PLASTICS PRODUCTS -- 1.2%
   1,110    NIKE, Inc., Class B...............................       75,956
                                                                -----------
            SOFTWARE & SERVICES -- 7.5%
  *1,442    Computer Sciences Corp. ..........................       63,797
   1,519    First Data Corp. .................................       62,432
   9,531    Microsoft Corp. ..................................      262,482
  *3,490    Oracle Corp. .....................................       46,073
   1,455    SAP AG, ADR.......................................       60,453
                                                                -----------
                                                                    495,237
                                                                -----------
            TRANSPORTATION -- 4.8%
     848    CSX Corp. ........................................       30,474
   1,122    FedEx Corp. ......................................       75,755
     938    Lockheed Martin Corp. ............................       48,203
     701    Northrop Grumman Corp. ...........................       67,040
     947    United Technologies Corp. ........................       89,728
                                                                -----------
                                                                    311,200
                                                                -----------
            UTILITIES -- 0.8%
   1,594    Waste Management, Inc. ...........................       47,171
                                                                -----------
            Total common stocks...............................  $ 6,554,372
                                                                ===========
SHORT-TERM SECURITIES -- 0.9%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.5%
  33,265    Boston Global Investment Trust....................  $    33,265
                                                                -----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENTS -- 0.4%
$ 24,812    Joint Repurchase Agreement (See Note 2(d)) 0.833%
              due 01/02/04....................................       24,812
                                                                -----------
            Total short-term securities.......................  $    58,077
                                                                ===========

                                                       MARKET
                                                       VALUE #
                                                     -----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $6,005,730)......   99.6%  $ 6,554,372
Total short-term securities (cost
  $58,077).................................    0.9        58,077
                                             -----   -----------
Total investment in securities (total cost
  $6,063,807) -- including $32,628 of
  securities loaned (See Note 2(i))........  100.5     6,612,449
Cash, receivables and other assets.........    0.2         8,928
Payable for Fund shares redeemed...........   (0.2)      (10,130)
Securities lending collateral payable to
  brokers (See Note 2(i))..................   (0.5)      (33,265)
Other liabilities..........................   (0.0)         (328)
                                             -----   -----------
Net assets.................................  100.0%  $ 6,577,654
                                             =====   ===========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 4,000,000
  shares authorized; 148,275 shares outstanding....  $       148
Paid in capital....................................    7,057,787
Accumulated net investment income..................        2,302
Accumulated net realized loss on investments.......   (1,031,225)
Unrealized appreciation on investments.............      548,642
                                                     -----------
Net assets.........................................  $ 6,577,654
                                                     ===========

Class IA
  Net asset value per share ($6,014,675 / 135,564
    shares outstanding) (3,000,000 shares
    authorized)........................................  $44.37
                                                         ======
Class IB
  Net asset value per share ($562,979 / 12,711 shares
    outstanding) (1,000,000 shares authorized).........  $44.29
                                                         ======

  (+) Note: Percentage of Investments as shown is the ratio of the total market value to total net assets. Market Value of investments in foreign securities represents 2.0% of total net assets as of December 31, 2003.

    # See Note 2 (b) of accompanying Notes to Financial Statements regarding valuation of securities.

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of December 31, 2003
       (See Note 2 (i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                     HARTFORD
                                                               HARTFORD          HARTFORD            CAPITAL
                                                               ADVISERS            BOND            APPRECIATION
                                                               HLS FUND          HLS FUND            HLS FUND
                                                              ----------         ---------         ------------
INVESTMENT INCOME:
  Dividends.................................................  $  114,696         $    200           $   99,648
  Interest..................................................     165,102          122,023               18,754
  Securities lending........................................       1,013              959                  582
  Less: Foreign tax withheld................................        (116)              --               (2,754)
                                                              ----------         --------           ----------
    Total investment income (loss)..........................     280,695          123,182              116,230
                                                              ----------         --------           ----------
EXPENSES:
  Investment advisory fees..................................      45,100            7,690               34,597
  Administrative services fees..............................      20,812            5,802               15,869
  Accounting services.......................................       2,081              580                1,587
  Board of Directors fees...................................         124               35                   92
  Custodian fees, gross.....................................          72               71                1,583
  Distribution Fees -- Class IB.............................       2,320            1,433                2,398
  Other expenses............................................       1,658              480                1,205
                                                              ----------         --------           ----------
    Total expenses (before offsets).........................      72,167           16,091               57,331
                                                              ----------         --------           ----------
  Expenses paid indirectly (See Note 3(d))..................          47               13                   36
  Custodian fees offset (See Note 3(d)).....................           4               29                   20
                                                              ----------         --------           ----------
    Total expenses net......................................      72,116           16,049               57,275
                                                              ----------         --------           ----------
  Net investment income (loss)..............................     208,579          107,133               58,955
                                                              ----------         --------           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................    (442,960)         120,269              316,746
  Net realized gain (loss) on forward foreign currency
    contracts...............................................          --              399                  908
  Net realized gain (loss) on foreign currency
    transactions............................................          24           (3,574)              (3,884)
  Net realized gain (loss) on option contracts..............          --             (901)                  --
  Net unrealized appreciation (depreciation) on
    securities..............................................   2,029,822           (8,107)           2,610,764
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................          --                4                  183
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          --             (276)                 (22)
                                                              ----------         --------           ----------
  Net realized and unrealized gain (loss) on investments....   1,586,886          107,814            2,924,695
                                                              ----------         --------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $1,795,465         $214,947           $2,983,650
                                                              ==========         ========           ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD       HARTFORD                     HARTFORD
    DIVIDEND AND   INTERNATIONAL     HARTFORD       SMALL      HARTFORD
       GROWTH      OPPORTUNITIES   MONEY MARKET    COMPANY      STOCK
      HLS FUND       HLS FUND        HLS FUND     HLS FUND     HLS FUND
    ------------   -------------   ------------   ---------   ----------
      $ 83,908       $ 15,570        $    64      $  1,182    $   94,219
         2,185            195         27,354           528         1,404
           358            477             --           355            66
        (1,028)        (2,171)            --            --           (96)
      --------       --------        -------      --------    ----------
        85,423         14,071         27,418         2,065        95,593
      --------       --------        -------      --------    ----------
        16,673          3,861          5,527         3,949        14,744
         7,434          1,468          4,422         1,505        11,445
           743            147            442           151         1,145
            43              9             28             9            68
            21            523             16            37            29
         1,417            111            675           286         1,010
           574            120            329           118           893
      --------       --------        -------      --------    ----------
        26,905          6,239         11,439         6,055        29,334
      --------       --------        -------      --------    ----------
            17              3             10             3            26
             1              2             --            10             1
      --------       --------        -------      --------    ----------
        26,887          6,234         11,429         6,042        29,307
      --------       --------        -------      --------    ----------
        58,536          7,837         15,989        (3,977)       66,286
      --------       --------        -------      --------    ----------
       (70,530)        32,879             --       130,413      (507,440)
            --           (143)            --            40            --
            23           (631)            --           (85)            7
            --             --             --            --            --
       966,352        186,703             --       205,037     1,817,955
            --             45             --            --            --
            --           (100)            --            (6)           --
      --------       --------        -------      --------    ----------
       895,845        218,753             --       335,399     1,310,522
      --------       --------        -------      --------    ----------
      $954,381       $226,590        $15,989      $331,422    $1,376,808
      ========       ========        =======      ========    ==========

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------


                                                              HARTFORD ADVISERS HLS FUND      HARTFORD BOND HLS FUND
                                                              ---------------------------   ---------------------------
                                                                FOR THE        FOR THE        FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003           2002
                                                              ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)..............................  $   208,579    $   253,749     $  107,133     $  114,109
  Net realized gain (loss) on investments...................     (442,936)      (154,706)       116,193         23,979
  Net unrealized appreciation (depreciation) of
    investments.............................................    2,029,822     (1,855,706)        (8,379)        71,252
                                                              -----------    -----------     ----------     ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    1,795,465     (1,756,663)       214,947        209,340
                                                              -----------    -----------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (233,680)      (310,849)       (97,398)       (71,918)
    Class IB................................................      (23,061)       (17,707)       (23,627)        (9,028)
  From net realized gain on investments
    Class IA................................................           --             --        (11,273)       (21,013)
    Class IB................................................           --             --         (2,800)        (2,682)
                                                              -----------    -----------     ----------     ----------
    Total distributions.....................................     (256,741)      (328,556)      (135,098)      (104,641)
                                                              -----------    -----------     ----------     ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................     (284,304)      (609,326)       120,521        505,821
    Class IB................................................      446,195        258,251        338,611        215,658
                                                              -----------    -----------     ----------     ----------
  Net increase (decrease) from capital share transactions...      161,891       (351,075)       459,132        721,479
                                                              -----------    -----------     ----------     ----------
  Net increase (decrease) in net assets.....................    1,700,615     (2,436,294)       538,981        826,178
NET ASSETS:
  Beginning of period.......................................    9,921,475     12,357,769      2,538,130      1,701,952
                                                              -----------    -----------     ----------     ----------
  End of period.............................................  $11,622,090    $ 9,921,475     $3,067,111     $2,528,130
                                                              ===========    ===========     ==========     ==========
Accumulated undistributed net investment income (loss)......  $   104,776    $   146,740     $  149,925     $  121,024
                                                              ===========    ===========     ==========     ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


         HARTFORD CAPITAL         HARTFORD DIVIDEND AND GROWTH    HARTFORD INTERNATIONAL OPPORTUNITIES
       APPRECIATION HLS FUND                HLS FUND                            HLS FUND
    ---------------------------   -----------------------------   -------------------------------------
      FOR THE        FOR THE         FOR THE         FOR THE           FOR THE             FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED        YEAR ENDED          YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,      DECEMBER 31,        DECEMBER 31,
        2003           2002           2003            2002              2003                2002
    ------------   ------------   -------------   -------------   -----------------   -----------------
    $    58,955    $    49,150     $   58,536      $   50,483         $  7,837            $  10,309
        313,770     (1,321,148)       (70,507)        (24,164)          32,105             (121,588)
      2,610,925       (568,703)       966,352        (548,276)         186,648              (19,596)
    -----------    -----------     ----------      ----------         --------            ---------
      2,983,650     (1,840,701)       954,381        (521,957)         226,590             (130,875)
    -----------    -----------     ----------      ----------         --------            ---------
        (44,255)       (43,001)       (50,473)        (44,489)          (6,583)             (15,535)
         (5,412)        (2,845)       (10,033)         (4,542)            (477)                (431)
             --             --        (19,745)       (156,583)              --                   --
             --             --         (3,536)        (11,349)              --                   --
    -----------    -----------     ----------      ----------         --------            ---------
        (49,667)       (45,846)       (83,787)       (216,963)          (7,060)             (15,966)
    -----------    -----------     ----------      ----------         --------            ---------
        119,749       (712,297)       391,568         306,692          (27,267)            (151,869)
        609,544        299,875        429,740         225,899           34,199                8,043
    -----------    -----------     ----------      ----------         --------            ---------
        729,293       (412,422)       821,308         532,591            6,932             (143,826)
    -----------    -----------     ----------      ----------         --------            ---------
      3,663,276     (2,298,969)     1,691,902        (206,329)         226,462             (290,667)
      6,828,872      9,127,841      3,138,292       3,344,621          673,544              964,211
    -----------    -----------     ----------      ----------         --------            ---------
    $10,492,148    $ 6,828,872     $4,830,194      $3,138,292         $900,006            $ 673,544
    ===========    ===========     ==========      ==========         ========            =========
    $     2,152    $     1,931     $    1,538      $    3,506         $  1,085            $   1,082
    ===========    ===========     ==========      ==========         ========            =========

 HARTFORD HLS MUTUAL FUNDS

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD MONEY MARKET HLS FUND
                                                              ---------------------------------
                                                                FOR THE              FOR THE
                                                               YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2003                 2002
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................   $   15,989           $   32,127
  Net realized gain (loss) on investments...................           --                  100
  Net unrealized appreciation (depreciation) on
    investments.............................................           --                   --
                                                               ----------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       15,989               32,227
                                                               ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................      (14,648)             (29,732)
    Class IB................................................       (1,341)              (2,395)
  From net realized gain on investments
    Class IA................................................           --                  (93)
    Class IB................................................           --                   (7)
                                                               ----------           ----------
    Total distributions.....................................      (15,989)             (32,227)
                                                               ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................     (710,017)             451,936
    Class IB................................................      (20,984)             109,785
                                                               ----------           ----------
  Net increase (decrease) from capital share transactions...     (731,001)             561,721
                                                               ----------           ----------
  Net increase (decrease) in net assets.....................     (731,001)             561,721
NET ASSETS:
  Beginning of period.......................................    2,581,370            2,019,649
                                                               ----------           ----------
  End of period.............................................   $1,850,369           $2,581,370
                                                               ==========           ==========
Accumulated net investment income (loss)....................   $       --           $       --
                                                               ==========           ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD SMALL COMPANY HLS FUND     HARTFORD STOCK HLS FUND
    -------------------------------   ---------------------------
       FOR THE          FOR THE         FOR THE        FOR THE
      YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED
     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
         2003             2002            2003           2002
    --------------   --------------   ------------   ------------
      $   (3,977)       $  (2,276)     $   66,286    $    63,506
         130,368         (144,424)       (507,433)      (235,322)
         205,031         (111,484)      1,817,955     (1,765,512)
      ----------        ---------      ----------    -----------
         331,422         (258,184)      1,376,808     (1,937,328)
      ----------        ---------      ----------    -----------
              --               --         (64,140)       (58,646)
              --               --          (4,863)        (2,766)
              --               --              --             --
              --               --              --             --
      ----------        ---------      ----------    -----------
              --               --         (69,003)       (61,412)
      ----------        ---------      ----------    -----------
          75,621          (15,821)       (290,019)      (823,856)
          73,244           30,833         168,825        107,521
      ----------        ---------      ----------    -----------
         148,865           15,012        (121,194)      (716,335)
      ----------        ---------      ----------    -----------
         480,287         (243,172)      1,186,611     (2,715,075)
         561,452          804,624       5,391,043      8,106,118
      ----------        ---------      ----------    -----------
      $1,041,739        $ 561,452      $6,577,654    $ 5,391,043
      ==========        =========      ==========    ===========
      $       (1)       $     (34)     $    2,302    $     5,503
      ==========        =========      ==========    ===========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies) as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-six portfolios, eight are included in these financial statements; they are Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund. Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States:

     a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation and Investment Income -- Equity securities are valued at the last sales price reported on the principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the Funds utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in the Money Market Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments with maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

         The Funds use market prices in valuing portfolio securities, but may use fair value estimates, under procedures established by the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The Funds are supplied with information from an unaffiliated third party with respect to the fair value of foreign securities. Price movements in future contracts and ADRs, and various other indices may be reviewed in the

--------------------------------------------------------------------------------

         course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

         Securities for which prices are not available from an independent pricing service, but where an active marker exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system.

         Investment income such as dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Funds' custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP ("Wellington") have interests in a joint repurchase agreement dated 12/31/03 each maturing 01/02/04 with the following brokers: $190,380 BNP Paribas Securities, 0.82%; $435,000 ABN Amro, 0.82%; and $1,070,000 UBS Securities, 0.84%. These joint repurchase agreements are collateralized by $1,325,076 U.S. Treasury Bonds 3.375% -- 12.750% due 11/15/10 - 04/15/32 and $410,208 U.S. Treasury
         Notes 1.625% -- 4.250% due 12/31/04 - 01/15/10. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $ 46,937
        Hartford Capital Appreciation HLS Fund......................   341,255
        Hartford Dividend and Growth HLS Fund.......................   210,173
        Hartford International Opportunities HLS Fund...............    16,633
        Hartford Small Company HLS Fund.............................    38,586
        Hartford Stock HLS Fund.....................................    24,813

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (Hartford Investment Management), a wholly owned subsidiary of The Hartford Financial Services Group, Inc., (The Hartford), have interests in a joint repurchase

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

         agreement dated 12/31/03 each maturing 01/02/04 with the following brokers: $180,326 UBS Warburg, 0.84%; and $150,000 RBS Greenwich Capital Markets, 0.84%. These joint repurchase agreements are collateralized by $336,910 U.S. Treasury Bonds 6.250% -- 13.250% due 11/15/09 -- 05/15/30. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Bond HLS Fund......................................  $82,933
        Hartford Money Market HLS Fund..............................   61,341

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of December 31, 2003 there are no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which, would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Change in the value of the futures contracts may decrease the effectiveness of a Fund's strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Fund's return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise of close out, are marked-to-market net unrealized appreciation

--------------------------------------------------------------------------------

         (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received. The Fund's had no written option activity for the year ended December 31, 2003.

     g) Forward Foreign Currency Contracts -- As of December 31, 2003, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund and Hartford International Opportunities HLS Fund entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

         Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contract and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of December 31, 2003, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                          MARKET VALUE       MARKET VALUE
        FUND                                                          OF SECURITIES LOANED   OF COLLATERAL
        ----                                                          --------------------   -------------
        Hartford Advisers HLS Fund..................................       $1,587,694         $1,620,168
        Hartford Bond HLS Fund......................................          735,598            750,359
        Hartford Capital Appreciation HLS Fund......................          478,374            496,519
        Hartford Dividend and Growth HLS Fund.......................          156,503            159,683
        Hartford International Opportunities HLS Fund...............           85,210             89,576
        Hartford Small Company HLS Fund.............................           73,502             76,071
        Hartford Stock HLS Fund.....................................           32,628             33,265

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 5).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities and Other Investments -- Each HLS Fund is permitted to invest in illiquid securities or other investments. An HLS Fund will not, however, acquire illiquid securities or investments in 15% of its net assets (10% for the Money Market HLS Fund) would consist of such securities or other investments. "Illiquid" securities of investments are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the same price used to determine a HLS Fund's net asset value. An HLS Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are illiquid. Illiquid securities and investments also may be more difficult to value do to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. Each HLS Fund may purchase certain restricted securities (known as 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

         Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions);
         (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable. The following represents restricted securities of the Funds as of December 31, 2003:

                                                                                                                ACQUISITION
                                                                                                                   COST
                                                                                                               PERCENTAGE OF
                                                                                                 ACQUISITION    FUND'S NET
          FUND                                    SECURITY              ACQUISITION DATE(S)         COST          ASSETS
          ----                                    --------              -------------------      -----------   -------------
                                            144A SECURITIES
          Hartford Advisers HLS Fund    Prudential Insurance Co. of   7/16/98                      $ 1,244           --%
                                        America
          Hartford Advisers HLS Fund    ERAC USA Finance Co.          6/5/01                        16,328          0.1
          Hartford Advisers HLS Fund    New England Mutual Life       10/23/98, 11/2/98             32,223          0.3
                                        Insurance Co.
          Hartford Advisers HLS Fund    Jackson National Life         11/4/98, 11/5/98              29,563          0.3
                                        Insurance Co.
          Hartford Advisers HLS Fund    AESOP Funding II LLC, Series  2/19/98, 4/9/98, 5/25/99      42,834          0.4
                                        1998-1, Class A


                                                  MARKET VALUE
                                                  PERCENTAGE OF
                                        MARKET     FUND'S NET
          FUND                           VALUE       ASSETS
          ----                          -------   -------------
          Hartford Advisers HLS Fund    $1,362          --%
          Hartford Advisers HLS Fund    18,686         0.2
          Hartford Advisers HLS Fund    34,843         0.3
          Hartford Advisers HLS Fund    31,636         0.3
          Hartford Advisers HLS Fund    45,152         0.4

--------------------------------------------------------------------------------

                                                                                                                ACQUISITION
                                                                                                                   COST
                                                                                                               PERCENTAGE OF
                                                                                                 ACQUISITION    FUND'S NET
          FUND                                    SECURITY              ACQUISITION DATE(S)         COST          ASSETS
          ----                                    --------              -------------------      -----------   -------------
          Hartford Advisers HLS Fund    Liberty Mutual Insurance      9/9/98, 9/10/98              $31,849          0.3%
          Hartford Advisers HLS Fund    SCL Terminal Aereo Santiago   12/17/98                      17,630          0.2
                                        SA
          Hartford Bond HLS Fund        Xerox Corp.                   11/20/01                       2,670          0.1
          Hartford Bond HLS Fund        ERAC USA Finance Co.          4/5/02                         2,962          0.1
          Hartford Bond HLS Fund        AT&T Corp.                    7/30/02                        1,354           --
          Hartford Bond HLS Fund        COX Enterprises, Inc.         4/3/03                         3,098          0.1
          Hartford Bond HLS Fund        Northwestern Corp.            4/9/03                         4,150          0.1
          Hartford Bond HLS Fund        Whole Auto Loan Trust,        5/2/03                         2,949          0.1
                                        Series 2002-1, Class D
          Hartford Bond HLS Fund        International Transmission    7/1/03                         3,947          0.1
                                        Co.
          Hartford Bond HLS Fund        Fondo Latino Americano De     7/17/03                        5,547          0.2
                                        Reservas
          Hartford Bond HLS Fund        AQ Finance CEB Trust, Series  7/24/03                        2,457          0.1
                                        2003-CE1A, Class Note
          Hartford Bond HLS Fund        Prudential Insurance Co. of   8/4/03                         3,807          0.1
                                        America
          Hartford Bond HLS Fund        Echostar DBS Corp.            9/18/03                        5,200          0.2
          Hartford Bond HLS Fund        Placer Dome, Inc.             10/7/03                        4,185          0.1
          Hartford Bond HLS Fund        Rabobank Capital Fund II      11/14/03                      11,300          0.4
          Hartford Bond HLS Fund        Hutchison Whampoa             11/19/03                      10,489          0.3
                                        International Ltd.
          Hartford Bond HLS Fund        Hutchison Whampoa             11/19/03                      15,415          0.5
                                        International Ltd.
          Hartford Bond HLS Fund        Rhodia S.A.                   5/20/03, 5/21/03               4,391          0.1
          Hartford Bond HLS Fund        Texas-New Mexico Power Co.    6/5/03                         4,132          0.1
          Hartford Capital              CONSOL Energy, Inc., PIPE     10/2/03                       61,762          0.6
            Appreciation HLS Fund
          Hartford Capital              Spirit Finance Corp.          12/11/03                      21,857          0.2
            Appreciation HLS Fund
          Hartford International        China Steel Corp., GDR        10/16/03                       5,110          0.6
            Opportunities HLS Fund
          Hartford Money Market HLS     Nationwide Building Society   7/17/03                       30,000          1.6
            Fund
          Hartford Money Market HLS     Honda Motor Corp.             10/20/03                      37,500          2.0
            Fund
          Hartford Money Market HLS     Bradford & Bingley PLC        12/8/03                       50,000          2.7
            Fund
          Hartford Money Market HLS     Cargill, Inc.                 1/9/03                        25,000          1.4
            Fund
          Hartford Money Market HLS     Northern Rock PLC             1/16/03                       50,000          2.7
            Fund
                                          ILLIQUID SECURITIES
          Hartford Bond HLS Fund        Delta Airlines, Inc.          10/18/1996                     1,530           --
          Hartford Bond HLS Fund        Iridium World                 7/11/1997                         97           --
                                        Communications, Inc.
          Hartford Bond HLS Fund        Voicestream Wireless Corp.    8/1/1997                          --           --
          Hartford Bond HLS Fund        Pollyone Corp.                9/19/2002                      1,693          0.1
          Hartford Bond HLS Fund        Global Crossing Ltd.          12/9/2003                      2,220          0.1
          Hartford Bond HLS Fund        Marconi Corp., PLC            5/19/2003                      1,716          0.1
          Hartford Bond HLS Fund        Marconi Corp., PLC            5/19/2003                      3,759          0.1


                                                  MARKET VALUE
                                                  PERCENTAGE OF
                                        MARKET     FUND'S NET
          FUND                           VALUE       ASSETS
          ----                          -------   -------------
          Hartford Advisers HLS Fund    $32,863        0.3%
          Hartford Advisers HLS Fund    19,149         0.1
          Hartford Bond HLS Fund         4,259         0.1
          Hartford Bond HLS Fund         3,112         0.1
          Hartford Bond HLS Fund         1,987         0.1
          Hartford Bond HLS Fund         3,198         0.1
          Hartford Bond HLS Fund         4,249         0.2
          Hartford Bond HLS Fund         2,964         0.1
          Hartford Bond HLS Fund         3,813         0.1
          Hartford Bond HLS Fund         5,515         0.2
          Hartford Bond HLS Fund         2,457         0.1
          Hartford Bond HLS Fund         3,813         0.1
          Hartford Bond HLS Fund         5,259         0.2
          Hartford Bond HLS Fund         4,296         0.1
          Hartford Bond HLS Fund        11,316         0.4
          Hartford Bond HLS Fund        10,662         0.4
          Hartford Bond HLS Fund        16,092         0.5
          Hartford Bond HLS Fund         4,020         0.1
          Hartford Bond HLS Fund         4,176         0.1
          Hartford Capital              78,585         0.8
            Appreciation HLS Fund
          Hartford Capital              21,857         0.2
            Appreciation HLS Fund
          Hartford International         5,456         0.6
            Opportunities HLS Fund
          Hartford Money Market HLS     30,000         1.6
            Fund
          Hartford Money Market HLS     37,500         2.0
            Fund
          Hartford Money Market HLS     50,000         2.7
            Fund
          Hartford Money Market HLS     25,000         1.4
            Fund
          Hartford Money Market HLS     50,000         2.7
            Fund
          Hartford Bond HLS Fund         1,028          --
          Hartford Bond HLS Fund            --          --
          Hartford Bond HLS Fund            --          --
          Hartford Bond HLS Fund         1,679         0.1
          Hartford Bond HLS Fund         2,236         0.1
          Hartford Bond HLS Fund         1,853         0.1
          Hartford Bond HLS Fund         4,131         0.1

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or Hartford Investment Management:

                         HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.250%

                             HARTFORD BOND HLS FUND
                          AND HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.325%
On next $250 million...............................................     0.300
On next $500 million...............................................     0.275
Over $1 billion....................................................     0.250

                          HARTFORD ADVISERS HLS FUND,
                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
               HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND AND
                        HARTFORD SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525
On next $500 million...............................................     0.475
Over $1 billion....................................................     0.425

         Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund.

         Pursuant to investment services agreements between HL Advisors and Hartford Investment Management, Hartford Investment Management provides the day-to-day investment management services to the Hartford Bond HLS Fund and Hartford Money Market HLS Fund.

         Wellington and Hartford Investment Management determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and Hartford Investment Management regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

          Accounting Services Agreement -- Under the Fund Accounting Agreement between HL and each of the Funds, HL provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets.

     c) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each Fund based on specific identification.

     d) Expense Offset -- The Funds has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Funds' part of the commissions generated. Such rebates are used solely to reduce the Funds' operating expenses. The Funds' custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody

--------------------------------------------------------------------------------

        account. For the year ended December 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $202 and $82, respectively. The total expense reduction represented an effective annual rate of 0.00% of the Funds' average net assets.

     e) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   INVESTMENT TRANSACTIONS:

     For the year ended December 31, 2003, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                       COST OF       SALES
        FUND                                                          PURCHASES     PROCEEDS
        ----                                                          ----------   ----------
        Hartford Advisers HLS Fund..................................  $3,125,733   $3,030,477
        Hartford Bond HLS Fund......................................   5,133,903    4,636,117
        Hartford Capital Appreciation HLS Fund......................   7,948,684    7,092,231
        Hartford Dividend and Growth HLS Fund.......................   1,844,771    1,106,563
        Hartford International Opportunities HLS Fund...............   1,017,873    1,006,116
        Hartford Small Company HLS Fund.............................   1,406,247    1,249,682
        Hartford Stock HLS Fund.....................................   2,115,707    2,169,020

5.  RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2003, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                      ACCUMULATED
                                                                     ACCUMULATED     UNDISTRIBUTED
                                                                    UNDISTRIBUTED     NET REALIZED
                                                                    NET INVESTMENT   GAIN (LOSS) ON   PAID IN
        FUND                                                        INCOME (LOSS)     INVESTMENTS     CAPITAL
        ----                                                        --------------   --------------   --------
        Hartford Advisers HLS Fund................................     $ 6,196          $ (3,375)     $ (2,821)
        Hartford Bond HLS Fund....................................      42,793           (48,413)        5,620
        Hartford Capital Appreciation HLS Fund....................      (9,067)            9,067            --
        Hartford Dividend and Growth HLS Fund.....................           1                (1)           --
        Hartford International Opportunities HLS Fund.............        (774)           (9,393)      (10,167)
        Hartford Small Company HLS Fund...........................       4,009            (1,999)       (2,010)
        Hartford Stock HLS Fund...................................        (484)           (1,102)        1,586

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

     As of December 31, 2003, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                     AGGREGATE       AGGREGATE
                                                                       GROSS           GROSS        NET UNREALIZED
                                                                     UNREALIZED      UNREALIZED     APPRECIATION/
        FUND                                           TAX COST     APPRECIATION    DEPRECIATION    (DEPRECIATION)
        ----                                          -----------   ------------   --------------   --------------
        Hartford Advisers HLS Fund..................  $12,065,665    $1,457,050      $(326,578)       $1,130,472
        Hartford Bond HLS Fund......................    3,726,899        75,009        (16,335)           58,674
        Hartford Capital Appreciation HLS Fund......    8,876,631     2,143,083       (100,320)        2,042,763
        Hartford Dividend and Growth HLS Fund.......    4,471,212       678,564       (162,268)          516,296
        Hartford International Opportunities HLS
          Fund......................................      849,332       140,720         (2,271)          138,449
        Hartford Small Company HLS Fund.............      965,145       183,361        (16,430)          166,931
        Hartford Stock HLS Fund.....................    6,071,269       894,686       (353,506)          541,180

6.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2003, the following Funds had capital loss carry forwards for U.S. Federal Tax purposes of approximately:

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford Advisers HLS Fund..................................  $  433,487      2011
        Hartford Advisers HLS Fund..................................     139,365      2010
        Hartford Advisers HLS Fund..................................     291,958      2009
        Hartford Advisers HLS Fund..................................       1,126      2008
        Hartford Bond HLS Fund......................................         654      2009
        Hartford Bond HLS Fund......................................         438      2007
        Hartford Capital Appreciation HLS Fund......................   1,156,841      2010
        Hartford Capital Appreciation HLS Fund......................     123,844      2009
        Hartford International Opportunities HLS Fund...............     134,281      2010
        Hartford International Opportunities HLS Fund...............     215,001      2009
        Hartford International Opportunities HLS Fund...............       3,922      2008
        Hartford Small Company HLS Fund.............................     124,207      2010
        Hartford Small Company HLS Fund.............................     141,140      2009
        Hartford Stock HLS Fund.....................................     503,997      2011
        Hartford Stock HLS Fund.....................................     226,152      2010
        Hartford Stock HLS Fund.....................................     287,769      2009
        Hartford Stock HLS Fund.....................................         622      2008

     Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford International Opportunities HLS Fund and Hartford Stock HLS Fund carry forward may apply.

--------------------------------------------------------------------------------

     For the fiscal year ended December 31, 2003, the following Funds have elected to defer losses occurring between November 1, 2003 and December 31, 2003 as follows:

                                                                      CAPITAL LOSS   CURRENCY LOSS
        FUND                                                            DEFERRED       DEFERRED
        ----                                                          ------------   -------------
        Hartford Advisers HLS Fund..................................    $17,761          $ --
        Hartford Bond HLS Fund......................................     15,260            --
        Hartford Small Company HLS Fund.............................      5,308            --
        Hartford Stock HLS Fund.....................................      5,224            --

7.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid during 2003 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Advisers HLS Fund..................................  $256,741     $    --        $  --
        Hartford Bond HLS Fund......................................   128,941       6,157           --
        Hartford Capital Appreciation HLS Fund......................    49,667          --           --
        Hartford Dividend and Growth HLS Fund.......................    60,506      23,281           --
        Hartford International Opportunities HLS Fund...............     7,059          --           --
        Hartford Money Market HLS Fund..............................    15,989          --           --
        Hartford Stock HLS Fund.....................................    69,003          --           --

     The tax character of distributions paid during 2002 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Advisers HLS Fund..................................  $328,556     $     --         $--
        Hartford Bond HLS Fund......................................    95,011        9,630         --
        Hartford Capital Appreciation HLS Fund......................    45,846           --         --
        Hartford Dividend and Growth HLS Fund.......................    49,031      167,933         --
        Hartford International Opportunities HLS Fund...............    15,967           --         --
        Hartford Money Market HLS Fund..............................    32,227           --         --
        Hartford Stock HLS Fund.....................................    61,412           --         --

     As of December 31, 2003, the components of distributable earnings on tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                    UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                      ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                           INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                        -------------   -------------   --------------
        Hartford Advisers HLS Fund................................    $104,776         $   --         $1,130,472
        Hartford Bond HLS Fund....................................     228,190          5,198             58,909
        Hartford Capital Appreciation HLS Fund....................       4,215             --          2,042,798
        Hartford Dividend and Growth HLS Fund.....................       1,534             --            516,296
        Hartford International Opportunities HLS Fund.............       1,143             --            138,416
        Hartford Small Company HLS Fund...........................          --             --            166,931
        Hartford Stock HLS Fund...................................       2,303                           541,181

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

8.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the year ended December 31, 2003:

                                                                                                    HARTFORD CAPITAL
                                             HARTFORD ADVISORS            HARTFORD BOND               APPRECIATION
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       48,476   $ 1,008,884       99,153   $ 1,205,185       30,209   $ 1,120,299
        Shares issued on reinvestment
          of distributions.............       10,781       233,680        8,964       108,671          996        44,256
        Shares redeemed................      (74,454)   (1,526,868)     (98,394)   (1,193,335)     (29,606)   (1,044,806)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (15,197)  $  (284,304)       9,723   $   120,521        1,599   $   119,749
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD DIVIDEND        HARTFORD INTERNATIONAL            HARTFORD
                                                AND GROWTH                OPPORTUNITIES               MONEY MARKET
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       58,637   $   967,344      192,953   $ 1,515,610    5,510,526   $ 5,510,526
        Shares Issued in merger........           --            --        3,008        22,447           --            --
        Shares issued on reinvestment
          of distributions.............        3,917        70,219          724         6,584       14,649        14,649
        Shares redeemed................      (39,533)     (645,995)    (199,659)   (1,571,908)  (6,235,192)   (6,235,192)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       23,021   $   391,568       (2,974)  $   (27,267)    (710,017)  $  (710,017)
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD SMALL COMPANY          HARTFORD STOCK
                                                 HLS FUND                    HLS FUND
                                         -------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       54,637   $   657,436       25,647   $   986,300
        Shares Issued in merger........           --            --          406        14,137
        Shares issued on reinvestment
          of distributions.............           --            --        1,466        64,146
        Shares redeemed................      (49,141)     (581,815)     (35,607)   (1,354,602)
                                         -----------   -----------   ----------   -----------
        Net Increase (Decrease)........        5,496   $    75,621       (8,088)  $  (290,019)
                                         ===========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD                    HARTFORD               HARTFORD CAPITAL
                                                 ADVISORS                      BOND                   APPRECIATION
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       23,827   $   495,611       34,505   $   419,013       18,133   $   656,957
        Shares issued on reinvestment
          of distributions.............        1,026        23,061        2,191        26,427          123         5,411
        Shares redeemed................       (3,527)      (72,477)      (8,880)     (106,829)      (1,563)      (52,824)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       21,326   $   446,195       27,816   $   338,611       16,693   $   609,544
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD DIVIDEND        HARTFORD INTERNATIONAL            HARTFORD
                                                AND GROWTH                OPPORTUNITIES               MONEY MARKET
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       27,700   $   447,355       12,289   $   101,772      289,678   $   289,678
        Shares issued on reinvestment
          of distributions.............          759        13,568           41           477        1,341         1,341
        Shares redeemed................       (1,981)      (31,183)      (8,256)      (68,050)    (312,003)     (312,003)
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       26,478   $   429,740        4,074   $    34,199      (20,984)  $   (20,984)
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD SMALL COMPANY          HARTFORD STOCK
                                                 HLS FUND                    HLS FUND
                                         -------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................        7,297   $    86,583        5,265   $   203,385
        Shares issued on reinvestment
          of distributions.............           --            --          111         4,863
        Shares redeemed................       (1,217)      (13,339)      (1,043)      (39,423)
                                         -----------   -----------   ----------   -----------
        Net Increase (Decrease)........        6,080   $    73,244        4,333   $   168,825
                                         ===========   ===========   ==========   ===========

     The following information is for the year ended December 31, 2002:

                                             HARTFORD ADVISERS            HARTFORD BOND             HARTFORD CAPITAL
                                                 HLS FUND                    HLS FUND            APPRECIATION HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      207,487   $   508,856      668,428   $   815,855      166,965   $   642,585
        Shares issued in merger........      220,049       488,111       77,738        90,378           --            --
        Shares issued on reinvestment
          of distributions.............      105,657       310,849       83,422        92,931        2,847        43,001
        Shares redeemed................     (878,389)   (1,912,142)    (387,997)     (493,343)    (395,688)   (1,397,883)
        Shares issued in 1 for 10 stock
          split........................   (4,233,249)           --   (1,614,335)           --   (1,774,749)           --
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........   (4,578,445)  $  (609,326)  (1,172,744)  $   505,821   (2,000,625)  $  (712,297)
                                         ===========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD             HARTFORD INTERNATIONAL            HARTFORD
                                            DIVIDEND AND GROWTH           OPPORTUNITIES               MONEY MARKET
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      333,066   $   644,897    3,291,660   $ 2,907,057    7,433,161   $ 7,433,161
        Shares issued in merger........           --            --           --            --      122,443       122,443
        Shares issued on in-kind
          transactions.................           --            --       12,252        11,716*          --            --
        Shares issued on reinvestment
          of distributions.............       96,010       201,073       10,217        15,535       29,756        29,756
        Shares redeemed................     (302,046)     (539,278)  (3,352,850)   (3,086,177)  (7,133,424)   (7,133,424)
        Shares issued in 1 for 10 stock
          split........................   (1,638,206)           --     (865,011)           --           --            --
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........   (1,511,176)  $   306,692     (903,732)  $  (151,869)     451,936   $   451,936
                                         ===========   ===========   ==========   ===========   ==========   ===========

     * During the year ended December 31, 2002, the Hartford International Opportunities HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation (depreciation) of ($547)) from a shareholder of an affiliated Fund offered by The Hartford in exchange for shares of the Fund noted.

                                          HARTFORD SMALL COMPANY          HARTFORD STOCK
                                                 HLS FUND                    HLS FUND
                                         -------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      288,006   $   353,870       82,040   $   368,314
        Shares issued on in-kind
          transactions.................       18,874        24,995*
        Shares issued on reinvestment
          of distributions.............           --            --        2,398        58,646
        Shares redeemed................     (322,882)     (394,686)    (302,325)   (1,250,816)
        Shares issued in 1 for 10 stock
          split........................     (490,203)           --   (1,292,904)           --
                                         -----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (506,205)  $   (15,821)  (1,510,791)  $  (823,856)
                                         ===========   ===========   ==========   ===========

     * During the year ended December 31, 2002, the Hartford Small Company HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation (depreciation) of $2,151) from a shareholder of an affiliated Fund offered by The Hartford in exchange for shares of the Fund noted.

                                                                                                    HARTFORD CAPITAL
                                             HARTFORD ADVISERS            HARTFORD BOND               APPRECIATION
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      127,755   $   317,874      182,699   $   240,018       91,808   $   361,932
        Shares issued on reinvestment
          of distributions.............        5,569        17,707       10,543        11,710          172         2,845
        Shares redeemed................      (35,672)      (77,330)     (25,861)      (36,070)     (18,914)      (64,902)
        Shares issued in 1 for 10 stock
          split........................     (284,427)           --     (268,394)           --     (153,584)           --
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (186,775)  $   258,251     (101,013)  $   215,658      (80,518)  $   299,875
                                         ===========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD             HARTFORD INTERNATIONAL            HARTFORD
                                            DIVIDEND AND GROWTH           OPPORTUNITIES               MONEY MARKET
                                                 HLS FUND                    HLS FUND                   HLS FUND
                                         -------------------------   ------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      115,448   $   232,771      174,550   $   151,571      390,278   $   390,278
        Shares issued on reinvestment
          of distributions.............        7,052        15,891          237           431        2,405         2,405
        Shares redeemed................      (13,505)      (22,763)    (161,775)     (143,959)    (282,898)     (282,898)
        Shares issued in 1 for 10 stock
          split........................     (169,150)           --      (32,948)           --           --            --
                                         -----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (60,155)  $   225,899      (19,936)  $     8,043      109,785   $   109,785
                                         ===========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD SMALL COMPANY          HARTFORD STOCK
                                                 HLS FUND                    HLS FUND
                                         -------------------------   ------------------------
                                           SHARES        AMOUNT        SHARES       AMOUNT
                                         -----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       32,500   $    42,028       30,948   $   142,796
        Shares issued on reinvestment
          of distributions.............           --            --          106         2,766
        Shares redeemed................       (9,931)      (11,195)      (9,557)      (38,041)
        Shares issued in 1 for 10 stock
          split........................      (60,150)           --      (70,496)           --
                                         -----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (37,581)  $    30,833      (48,999)  $   107,521
                                         ===========   ===========   ==========   ===========

9. LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, participates in a $550,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires an eight basis fee to be paid, to State Street Bank, based on the amount of the commitment, which has not been utilized. For the year ended December 31, 2003, the Funds did not have any borrowings under this facility.

10. REVERSE STOCK SPLIT:

     a) On November 22, 2002, a reverse stock split was declared for Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund, at a ten to one ratio.

     b) On September 17, 1999, a reverse stock split was declared for the Class IB shares of certain Funds, using the following reverse split percentages:

                                                                      REVERSE SPLIT
        FUND                                                           PERCENTAGE
        ----                                                          -------------
        Hartford Advisers HLS Fund, Inc. ...........................      29.67%
        Hartford Bond HLS Fund, Inc. ...............................      93.07
        Hartford Capital Appreciation HLS Fund, Inc. ...............      15.42
        Hartford Dividend and Growth HLS Fund, Inc. ................      44.38
        Hartford International Opportunities HLS Fund, Inc. ........      71.63
        Hartford Small Company HLS Fund, Inc. ......................      74.61
        Hartford Stock HLS Fund, Inc. ..............................       9.27

 HARTFORD HLS MUTUAL FUNDS

 DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

11. FUND MERGERS:

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2003: At a special meeting of shareholders, held on January 15, 2003, shareholders of Hartford American Leaders HLS Fund and Hartford International Stock II HLS Fund (each a "Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

     Hartford American Leaders HLS Fund merged into Hartford Stock HLS Fund Hartford International Stock II HLS Fund merged into Hartford International Opportunities HLS Fund

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Target Fund, the assets of each Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. Each Acquiring Fund acquired the respective Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by each Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND                  CLASS IA    CLASS IB
        ---------------------------------------------                 ----------   --------
        Net Assets of Hartford International Stock II HLS Fund on
          January 24, 2003..........................................  $   22,447   $     --
        Hartford International Stock II HLS Fund shares exchanged...       3,304         --
        Hartford International Opportunities HLS Fund shares
          issued....................................................       3,008         --
        Net assets of Hartford International Opportunities HLS Fund
          immediately before the merger.............................  $  684,409   $ 27,363
        Net assets of Hartford International Opportunities HLS Fund
          immediately after the merger..............................  $  706,856   $ 27,363

        HARTFORD STOCK HLS FUND                                        CLASS IA    CLASS IB
        -----------------------                                       ----------   --------
        Net assets of Hartford American Leaders HLS Fund on January
          24, 2003..................................................  $   14,137   $     --
        Hartford American Leaders HLS Fund shares exchanged.........       1,787         --
        Hartford Stock HLS Fund shares issued.......................         406         --
        Net assets of Hartford Stock HLS Fund immediately before the
          merger....................................................  $4,971,437   $298,456
        Net assets of Hartford Stock HLS Fund immediately after the
          merger....................................................  $4,985,574   $298,456

     The Hartford American Leaders HLS Fund and Hartford International Stock II had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of January 24, 2003:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Hartford American Leaders HLS Fund........................     $(2,855)         $ (35)         $18,579
        Hartford International Stock II...........................      (8,812)          (147)          42,026

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2002: At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Money Market Series ("Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

     Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of the Fortis Fund, the assets of the Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Fund (the "Hartford Fund") on April 30, 2002. The Hartford Fund acquired the Fortis Fund's assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

--------------------------------------------------------------------------------

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD MONEY MARKET HLS FUND                                 CLASS IA    CLASS IB
        ------------------------------                                ----------   --------
        Net assets of Fortis Money Market on April 30, 2002.........  $  122,443         --
        Fortis Money Market shares exchanged........................      11,346         --
        Hartford Money Market shares issued.........................     122,443         --
        Net assets of Hartford Money Market immediately before the
          merger....................................................  $1,794,364   $166,561
        Net assets of Hartford Money Market immediately after the
          merger....................................................  $1,916,807   $166,561

     The Fortis Money Market Series had unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as follows:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Fortis Money Market Series................................           --              --       $122,443

12. FUND MERGERS SUBSEQUENT TO DECEMBER 31, 2003:

     PROPOSED REORGANIZATION OF HARTFORD MULTISECTOR BOND HLS FUND INTO HARTFORD HLS SERIES FUND II, INC. At a meeting held on November 4, 2003, the Boards of Directors of the Hartford Multisector Bond HLS Fund and the Hartford Bond HLS Fund approved, subject to shareholder approval, a reorganization of Hartford Multisector Bond HLS Fund into Hartford Bond HLS Fund. A special meeting of shareholders will be held on April 20, 2004. Shareholders of Hartford Multisector Bond HLS Fund will vote on a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and Hartford Series Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of the Hartford Multisector Bond HLS Fund, the assets of the Hartford Multisector Bond HLS Fund would be acquired by the Hartford Bond HLS Fund on or about April 30, 2004. The Hartford Bond HLS Fund would acquire the Hartford Multisector Bond HLS Fund's assets in exchange for the Hartford Bond HLS Fund's shares, which would be distributed pro rata by the Hartford Multisector Bond HLS Fund to the holders of its shares on April 30, 2004, in complete liquidation of the Hartford Multisector Bond HLS Fund

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                -- SELECTED PER-SHARE DATA (1) --
                             ----------------------------------------------------------------------------------------------------
                                                            NET REALIZED
                                                                AND                                           DISTRIBUTIONS
                             NET ASSET         NET           UNREALIZED         TOTAL         DIVIDENDS           FROM
                             VALUE AT       INVESTMENT          GAIN             FROM          FROM NET       NET REALIZED
                             BEGINNING        INCOME         (LOSS) ON        INVESTMENT      INVESTMENT        GAINS ON
                             OF PERIOD        (LOSS)        INVESTMENTS       OPERATIONS        INCOME         INVESTMENTS
                             ---------      ----------      ------------      ----------      ----------      -------------
HARTFORD ADVISERS HLS FUND
   For the Year Ended
     December 31, 2003
   Class IA.................  $19.59          $ 0.42           $ 3.18           $ 3.60          $(0.52)          $    --
   Class IB.................   19.72            0.41             3.16             3.57           (0.48)               --
   For the Year Ended
     December 31, 2002
   Class IA.................   23.44(2)         0.51(2)         (4.10)(2)        (3.59)(2)       (0.26)(2)            --(2)
   Class IB.................   23.60(2)         0.46(2)         (4.10)(2)        (3.64)(2)       (0.24)(2)            --(2)
   For the Year Ended
     December 31, 2001
   Class IA.................   26.65(2)         0.64(2)         (1.85)(2)        (1.21)(2)       (0.73)(2)         (1.27)(2)
   Class IB.................   26.63(2)         0.50(2)         (1.77)(2)        (1.27)(2)       (0.49)(2)         (1.27)(2)
   For the Year Ended
     December 31, 2000
   Class IA.................   29.65(2)         0.68(2)         (0.88)(2)        (0.20)(2)       (0.23)(2)         (2.57)(2)
   Class IB.................   29.66(2)         0.74(2)         (0.98)(2)        (0.24)(2)       (0.22)(2)         (2.57)(2)
   For the Year Ended
     December 31, 1999
   Class IA.................   29.85(2)         0.68(2)          2.21(2)          2.89(2)        (0.63)(2)         (2.46)(2)
   Class IB.................   35.77(2)(3)      0.61(2)(3)       2.21(2)(3)       2.82(2)(3)     (0.64)(2)(3)      (8.29)(2)(3)
HARTFORD BOND HLS FUND
   For the Year Ended
     December 31, 2003
   Class IA.................   11.95            0.36             0.57             0.93           (0.50)            (0.06)
   Class IB.................   11.90            0.40             0.50             0.90           (0.49)            (0.06)
   For the Year Ended
     December 31, 2002
   Class IA.................   11.46(2)         0.56(2)         (0.01)(2)         0.55(2)        (0.05)(2)         (0.01)(2)
   Class IB.................   11.43(2)         0.46(2)          0.07(2)          0.53(2)        (0.05)(2)         (0.01)(2)
   For the Year Ended
     December 31, 2001
   Class IA.................   11.08(2)         0.46(2)          0.48(2)          0.94(2)        (0.56)(2)            --(2)
   Class IB.................   11.07(2)         0.41(2)          0.50(2)          0.91(2)        (0.55)(2)            --(2)
   For the Year Ended
     December 31, 2000
   Class IA.................    9.94(2)         0.69(2)          0.50(2)          1.19(2)        (0.05)(2)            --(2)
   Class IB.................    9.95(2)         0.61(2)          0.56(2)          1.17(2)        (0.05)(2)            --(2)
   For the Year Ended
     December 31, 1999
   Class IA.................   10.81(2)         0.62(2)         (0.84)(2)        (0.22)(2)       (0.58)(2)         (0.07)(2)
   Class IB.................   10.83(2)(3)      0.61(2)(3)      (0.84)(2)(3)     (0.23)(2)(3)    (0.57)(2)(3)      (0.08)(2)(3)
HARTFORD CAPITAL
 APPRECIATION HLS FUND
   For the Year Ended
     December 31, 2003
   Class IA.................   31.70            0.26            13.17            13.43           (0.22)               --
   Class IB.................   31.63            0.19            13.10            13.29           (0.16)               --
   For the Year Ended
     December 31, 2002
   Class IA.................   39.75(2)         0.15(2)         (8.01)(2)        (7.86)(2)       (0.19)(2)            --(2)
   Class IB.................   39.68(2)         0.12(2)         (8.03)(2)        (7.91)(2)       (0.14)(2)            --(2)
   For the Year Ended
     December 31, 2001
   Class IA.................   59.26(2)         0.21(2)         (3.36)(2)        (3.15)(2)       (0.27)(2)        (16.09)(2)
   Class IB.................   59.23(2)         0.06(2)         (3.29)(2)        (3.23)(2)       (0.23)(2)        (16.09)(2)
   For the Year Ended
     December 31, 2000
   Class IA.................   60.95(2)         0.41(2)          7.57(2)          7.98(2)        (0.39)(2)         (9.28)(2)
   Class IB.................   60.98(2)        (0.77)(2)         8.64(2)          7.87(2)        (0.34)(2)         (9.28)(2)
   For the Year Ended
     December 31, 1999
   Class IA.................   47.59(2)         0.23(2)         16.43(2)         16.66(2)        (0.18)(2)         (3.12)(2)
   Class IB.................   64.37(2)(3)      1.50(2)(3)      15.03(2)(3)      16.53(2)(3)     (0.13)(2)(3)     (19.79)(2)(3)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                               -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------------------------------

                                                                                                         RATIO OF
                          NET INCREASE                                                 NET ASSETS        EXPENSES
                         (DECREASE) IN            NET ASSET                             AT END OF       TO AVERAGE
         TOTAL             NET ASSETS              VALUE AT             TOTAL            PERIOD         NET ASSETS
     DISTRIBUTIONS           VALUE              END OF PERIOD         RETURN(5)      (000'S OMITTED)   AFTER WAIVERS
    ---------------   --------------------   --------------------   --------------   ---------------   -------------
        $ (0.52)            $  3.08                 $22.67               18.49%        $10,358,449         0.67%
          (0.48)               3.09                  22.81               18.20           1,263,641         0.92
          (0.26)(2)           (3.85)(2)              19.59(2)           (13.79)          9,249,397         0.67
          (0.24)(2)           (3.88)(2)              19.72(2)           (13.99)            672,078         0.90
          (2.00)(2)           (3.21)(2)              23.44(2)            (4.64)         11,836,564         0.66
          (1.76)(2)           (3.03)(2)              23.60(2)            (4.81)            521,205         0.84
          (2.80)(2)           (3.00)(2)              26.65(2)            (0.75)         13,430,507         0.66
          (2.79)(2)           (3.03)(2)              26.63(2)            (0.92)            252,247         0.84
          (3.09)(2)           (0.20)(2)              29.65(2)            10.59          14,082,895         0.65
          (8.93)(2)(3)         (6.11)(2)(3)          29.66(2)(3)         10.39             137,318         0.83
          (0.56)               0.37                  12.32                7.85           2,332,343         0.50
          (0.55)               0.35                  12.25                7.58             734,768         0.75
          (0.06)(2)            0.49(2)               11.95(2)            10.08           2,145,266         0.51
          (0.06)(2)            0.47(2)               11.90(2)             9.83             382,864         0.75
          (0.56)(2)            0.38(2)               11.46(2)             8.68           1,549,698         0.51
          (0.55)(2)            0.36(2)               11.43(2)             8.49             152,254         0.69
          (0.05)(2)            1.14(2)               11.08(2)            11.99           1,033,043         0.52
          (0.05)(2)            1.12(2)               11.07(2)            11.79              31,551         0.70
          (0.65)(2)           (0.87)(2)               9.94(2)            (2.02)            978,861         0.52
          (0.65)(2)(3)         (0.88)(2)(3)           9.95(2)(3)         (2.19)             15,818         0.70
          (0.22)              13.21                  44.91               42.38           8,912,749         0.69
          (0.16)              13.13                  44.76               42.02           1,579,399         0.94
          (0.19)(2)           (8.05)(2)              31.70(2)           (19.70)          6,240,859         0.69
          (0.14)(2)           (8.05)(2)              31.63(2)           (19.88)            588,013         0.92
         (16.36)(2)          (19.51)(2)              39.75(2)            (6.94)          8,734,600         0.68
         (16.32)(2)          (19.55)(2)              39.68(2)            (7.10)            393,241         0.86
          (9.67)(2)           (1.69)(2)              59.26(2)            13.22           9,581,897         0.66
          (9.62)(2)           (1.75)(2)              59.23(2)            13.02             136,058         0.84
          (3.30)(2)           13.36(2)               60.95(2)            37.46           7,963,003         0.66
         (19.92)(2)(3)         (3.39)(2)(3)          60.98(2)(3)         37.21              22,993         0.84

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(4)
     --------------   ----------   ---------
          0.67%          2.03%          48%
          0.92           1.78           48
          0.67           2.29           47
          0.92           2.07           47
          0.66           2.51           34
          0.91           2.33           34
          0.66           2.47           40
          0.91           2.29           40
          0.66           2.46           38
          0.91           2.28           38
          0.50           3.74          215
          0.75           3.49          215
          0.51           5.58          108
          0.76           5.34          108
          0.51           5.87          185
          0.76           5.69          185
          0.52           6.54          169
          0.77           6.36          169
          0.52           6.09          111
          0.77           5.91          111
          0.69           0.77           94
          0.94           0.52           94
          0.69           0.64           94
          0.94           0.41           94
          0.68           0.57           92
          0.93           0.39           92
          0.66           0.64          108
          0.91           0.46          108
          0.66           0.46           66
          0.91           0.28           66

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                                -- SELECTED PER-SHARE DATA (1) --
                             ----------------------------------------------------------------------------------------------------
                                                            NET REALIZED
                                                                AND                                           DISTRIBUTIONS
                             NET ASSET         NET           UNREALIZED         TOTAL         DIVIDENDS           FROM
                             VALUE AT       INVESTMENT          GAIN             FROM          FROM NET       NET REALIZED
                             BEGINNING        INCOME         (LOSS) ON        INVESTMENT      INVESTMENT        GAINS ON
                             OF PERIOD        (LOSS)        INVESTMENTS       OPERATIONS        INCOME         INVESTMENTS
                             ---------      ----------      ------------      ----------      ----------      -------------
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
   For the Year Ended
     December 31, 2003
   Class IA.................  $15.09          $0.24            $ 3.79           $ 4.03          $(0.25)          $(0.10)
   Class IB.................   15.07           0.21              3.76             3.97           (0.22)           (0.10)
   For the Year Ended
     December 31, 2002
   Class IA.................   18.80(2)        0.25(2)          (3.64)(2)        (3.39)(2)       (0.23)(2)        (0.09)(2)
   Class IB.................   18.79(2)        0.24(2)          (3.66)(2)        (3.42)(2)       (0.21)(2)        (0.09)(2)
   For the Year Ended
     December 31, 2001
   Class IA.................   21.24(2)        0.31(2)          (1.14)(2)        (0.83)(2)       (0.30)(2)        (1.31)(2)
   Class IB.................   21.24(2)        0.39(2)          (1.25)(2)        (0.86)(2)       (0.28)(2)        (1.31)(2)
   For the Year Ended
     December 31, 2000
   Class IA.................   21.49(2)        0.35(2)           1.78(2)          2.13(2)        (0.34)(2)        (2.04)(2)
   Class IB.................   21.51(2)        0.40(2)           1.69(2)          2.09(2)        (0.32)(2)        (2.04)(2)
   For the Year Ended
     December 31, 1999
   Class IA.................   21.60(2)        0.34(2)           0.75(2)          1.09(2)        (0.35)(2)        (0.85)(2)
   Class IB.................   22.67(2)(3)     0.24(2)(3)        0.77(2)(3)       1.01(2)(3)     (0.34)(2)(3)     (1.83)(2)(3)
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
   For the Year Ended
     December 31, 2003
   Class IA.................    7.66           0.09              2.44             2.53           (0.08)              --
   Class IB.................    7.66           0.07              2.43             2.50           (0.07)              --
   For the Year Ended
     December 31, 2002
   Class IA.................    9.53(2)        0.17(2)          (1.94)(2)        (1.77)(2)       (0.10)(2)           --(2)
   Class IB.................    9.51(2)        0.14(2)          (1.91)(2)        (1.77)(2)       (0.08)(2)           --(2)
   For the Year Ended
     December 31, 2001
   Class IA.................   13.64(2)        0.12(2)          (2.61)(2)        (2.49)(2)       (0.01)(2)        (1.61)(2)
   Class IB.................   13.65(2)        0.12(2)          (2.63)(2)        (2.51)(2)       (0.02)(2)        (1.61)(2)
   For the Year Ended
     December 31, 2000
   Class IA.................   18.76(2)        0.18(2)          (3.14)(2)        (2.96)(2)       (0.23)(2)        (1.93)(2)
   Class IB.................   18.76(2)        0.25(2)          (3.24)(2)        (2.99)(2)       (0.19)(2)        (1.93)(2)
   For the Year Ended
     December 31, 1999
   Class IA.................   13.55(2)        0.19(2)           5.20(2)          5.39(2)        (0.18)(2)           --(2)
   Class IB.................   13.57(2)(3)     0.17(2)(3)        5.19(2)(3)       5.36(2)(3)     (0.17)(2)(3)        --(2)(3)
HARTFORD MONEY MARKET HLS
 FUND
   For the Year Ended
     December 31, 2003
   Class IA.................    1.00           0.01                --             0.01           (0.01)              --
   Class IB.................    1.00             --                --               --              --               --
   For the Year Ended
     December 31, 2002
   Class IA.................    1.00           0.01                --             0.01           (0.01)              --
   Class IB.................    1.00           0.01                --             0.01           (0.01)              --
   For the Year Ended
     December 31, 2001
   Class IA.................    1.00           0.04                --             0.04           (0.04)              --
   Class IB.................    1.00           0.04                --             0.04           (0.04)              --
   For the Year Ended
     December 31, 2000
   Class IA.................    1.00           0.06                --             0.06           (0.06)              --
   Class IB.................    1.00           0.06                --             0.06           (0.06)              --
   For the Year Ended
     December 31, 1999
   Class IA.................    1.00           0.07                --             0.07           (0.07)              --
   Class IB.................    1.00           0.07                --             0.07           (0.07)              --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                        -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------------

                                                                                                  RATIO OF
                     NET INCREASE                                               NET ASSETS        EXPENSES
                     (DECREASE) IN        NET ASSET                              AT END OF       TO AVERAGE
        TOTAL         NET ASSETS          VALUE AT              TOTAL             PERIOD         NET ASSETS
    DISTRIBUTIONS        VALUE          END OF PERIOD         RETURN(5)       (000'S OMITTED)   AFTER WAIVERS
    -------------   ---------------   -----------------   -----------------   ---------------   -------------
       $(0.35)          $ 3.68             $18.77                26.80%         $3,927,415          0.69%
        (0.32)            3.65              18.72                26.48             902,779          0.94
        (0.32)(2)        (3.71)(2)          15.09(2)            (14.23)          2,810,625          0.69
        (0.30)(2)        (3.72)(2)          15.07(2)            (14.42)            327,617          0.92
        (1.61)(2)        (2.44)(2)          18.80(2)             (4.04)          3,190,773          0.68
        (1.59)(2)        (2.45)(2)          18.79(2)             (4.21)            153,848          0.86
        (2.38)(2)        (0.25)(2)          21.24(2)             10.95           3,189,857          0.68
        (2.36)(2)        (0.27)(2)          21.24(2)             10.75              35,415          0.86
        (1.20)(2)        (0.11)(2)          21.49(2)              5.31           3,207,733          0.68
        (2.17)(2)(3)      (1.16)(2)(3)       21.51(2)(3)          5.12              16,087          0.86
        (0.08)            2.45              10.11                33.10             823,760          0.83
        (0.07)            2.43              10.09                32.76              76,246          1.08
        (0.10)(2)        (1.87)(2)           7.66(2)            (17.93)            646,903          0.81
        (0.08)(2)        (1.85)(2)           7.66(2)            (18.12)             26,641          1.04
        (1.62)(2)        (4.11)(2)           9.53(2)            (18.73)            941,934          0.81
        (1.63)(2)        (4.14)(2)           9.51(2)            (18.88)             22,277          0.99
        (2.16)(2)        (5.12)(2)          13.64(2)            (17.10)          1,326,609          0.78
        (2.12)(2)        (5.11)(2)          13.65(2)            (17.25)             18,682          0.96
        (0.18)(2)         5.21(2)           18.76(2)             39.86           1,574,836          0.78
        (0.17)(2)(3)       5.19(2)(3)       18.76(2)(3)          39.61               3,203          0.96
        (0.01)              --               1.00                 0.75           1,609,439          0.49
           --               --               1.00                 0.50             240,930          0.74
        (0.01)              --               1.00                 1.47           2,319,456          0.49
        (0.01)              --               1.00                 1.24             261,914          0.72
        (0.04)              --               1.00                 3.87           1,867,520          0.48
        (0.04)              --               1.00                 3.68             152,129          0.66
        (0.06)              --               1.00                 6.10           1,242,275          0.48
        (0.06)              --               1.00                 5.91              36,270          0.66
        (0.07)              --               1.00                 4.89           1,257,436          0.47
        (0.07)              --               1.00                 4.71               8,804          0.65

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(4)
     --------------   ----------   ---------
          0.69%          1.61%          31%
          0.94           1.36           31
          0.69           1.56           43
          0.94           1.33           43
          0.68           1.66           61
          0.93           1.48           61
          0.68           1.70           59
          0.93           1.52           59
          0.68           1.60           56
          0.93           1.42           56
          0.83           1.08          144
          1.08           0.83          144
          0.81           1.23          161
          1.06           1.00          161
          0.81           1.10          144
          1.06           0.92          144
          0.78           1.16          159
          1.03           0.98          159
          0.78           1.20          133
          1.03           1.02          133
          0.49           0.75           --
          0.74           0.50           --
          0.49           1.43           --
          0.74           1.20           --
          0.48           3.58           --
          0.73           3.40           --
          0.48           5.91           --
          0.73           5.73           --
          0.47           4.81           --
          0.72           4.63           --

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                                -- SELECTED PER-SHARE DATA (1) --
                             ----------------------------------------------------------------------------------------------------
                                                            NET REALIZED
                                                                AND                                           DISTRIBUTIONS
                             NET ASSET         NET           UNREALIZED         TOTAL         DIVIDENDS           FROM
                             VALUE AT       INVESTMENT          GAIN             FROM          FROM NET       NET REALIZED
                             BEGINNING        INCOME         (LOSS) ON        INVESTMENT      INVESTMENT        GAINS ON
                             OF PERIOD        (LOSS)        INVESTMENTS       OPERATIONS        INCOME         INVESTMENTS
                             ---------      ----------      ------------      ----------      ----------      -------------
HARTFORD SMALL COMPANY HLS
 FUND
   For the Year Ended
     December 31, 2003
   Class IA.................  $  9.29         $(0.04)         $  5.24          $  5.20          $   --           $    --
   Class IB.................     9.23          (0.04)            5.16             5.12              --                --
   For the Year Ended
     December 31, 2002
   Class IA.................    13.32(2)       (0.08)(2)        (3.95)(2)        (4.03)(2)          --(2)             --(2)
   Class IB.................    13.26(2)       (0.06)(2)        (3.97)(2)        (4.03)(2)          --(2)             --(2)
   For the Year Ended
     December 31, 2001
   Class IA.................    16.87(2)        0.01(2)         (2.53)(2)        (2.52)(2)          --(2)          (1.03)(2)
   Class IB.................    16.83(2)       (0.01)(2)        (2.53)(2)        (2.54)(2)          --(2)          (1.03)(2)
   For the Year Ended
     December 31, 2000
   Class IA.................    21.88(2)        0.03(2)         (2.54)(2)        (2.51)(2)          --(2)          (2.50)(2)
   Class IB.................    21.87(2)        0.03(2)         (2.57)(2)        (2.54)(2)          --(2)          (2.50)(2)
   For the Year Ended
     December 31, 1999
   Class IA.................    13.21(2)       (0.05)(2)         8.75(2)          8.70(2)           --(2)          (0.03)(2)
   Class IB.................    13.23(2)(3)    (0.04)(2)(3)      8.71(2)(3)       8.67(2)(3)        --(2)(3)       (0.03)(2)(3)
HARTFORD STOCK HLS FUND
   For the Year Ended
     December 31, 2003
   Class IA.................    35.46           0.46             8.93             9.39           (0.48)               --
   Class IB.................    35.42           0.38             8.88             9.26           (0.39)               --
   For the Year Ended
     December 31, 2002
   Class IA.................    47.36(2)        0.43(2)        (11.94)(2)       (11.51)(2)       (0.39)(2)            --(2)
   Class IB.................    47.31(2)        0.38(2)        (11.95)(2)       (11.57)(2)       (0.32)(2)            --(2)
   For the Year Ended
     December 31, 2001
   Class IA.................    58.80(2)        0.41(2)         (7.42)(2)        (7.01)(2)       (0.38)(2)         (4.05)(2)
   Class IB.................    58.79(2)        0.46(2)         (7.57)(2)        (7.11)(2)       (0.32)(2)         (4.05)(2)
   For the Year Ended
     December 31, 2000
   Class IA.................    71.47(2)        0.39(2)         (5.00)(2)        (4.61)(2)       (0.41)(2)         (7.65)(2)
   Class IB.................    71.51(2)        0.74(2)         (5.47)(2)        (4.72)(2)       (0.34)(2)         (7.66)(2)
   For the Year Ended
     December 31, 1999
   Class IA.................    65.62(2)        0.50(2)         11.43(2)         11.93(2)        (0.49)(2)         (5.59)(2)
   Class IB.................   118.84(2)(3)     0.21(2)(3)      12.00(2)(3)      12.21(2)(3)     (0.56)(2)(3)     (58.98)(2)(3)

---------------
(1) Information presented relates to a share of capital stock outstanding for the indicated period.
(2) Per shares amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002. (See Note 11(a)).
(3) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective September 17, 1999. (See Note 11(b)).
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5) Returns include the Fund level expenses, but exclude the insurance charges, if returns had taken into account insurance charges, performance would have been lower.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
---------------------------------------------------------------------------------------------------------------

                                                                                                    RATIO OF
                        NET INCREASE                                              NET ASSETS        EXPENSES
                        (DECREASE) IN         NET ASSET                            AT END OF       TO AVERAGE
         TOTAL           NET ASSETS           VALUE AT             TOTAL            PERIOD         NET ASSETS
     DISTRIBUTIONS          VALUE           END OF PERIOD        RETURN(5)      (000'S OMITTED)   AFTER WAIVERS
    ---------------   -----------------   -----------------   ---------------   ---------------   -------------
        $    --            $  5.20             $14.49               55.87%        $  851,283          0.76%
             --               5.12              14.35               55.48            190,456          1.01
             --(2)           (4.03)(2)           9.29(2)           (30.23)           495,074          0.77
             --(2)           (4.03)(2)           9.23(2)           (30.39)            66,378          1.00
          (1.03)(2)          (3.55)(2)          13.32(2)           (14.92)           745,253          0.76
          (1.03)(2)          (3.57)(2)          13.26(2)           (15.07)            59,371          0.94
          (2.50)(2)          (5.01)(2)          16.87(2)           (13.12)           908,886          0.74
          (2.50)(2)          (5.04)(2)          16.83(2)           (13.28)            40,967          0.92
          (0.03)(2)           8.67(2)           21.88(2)            65.83            757,302          0.78
          (0.03)(2)(3)         8.64(2)(3)       21.87(2)(3)         65.54             10,200          0.96
          (0.48)              8.91              44.37               26.47          6,014,675          0.49
          (0.39)              8.87              44.29               26.16            562,979          0.74
          (0.39)(2)         (11.90)(2)          35.46(2)           (24.25)         5,094,276          0.49
          (0.32)(2)         (11.89)(2)          35.42(2)           (24.42)           296,767          0.72
          (4.43)(2)         (11.44)(2)          47.36(2)           (12.23)         7,834,643          0.49
          (4.37)(2)         (11.48)(2)          47.31(2)           (12.39)           271,475          0.67
          (8.06)(2)         (12.67)(2)          58.80(2)            (7.04)         9,590,018          0.48
          (8.00)(2)         (12.72)(2)          58.79(2)            (7.21)           136,077          0.66
          (6.08)(2)           5.85(2)           71.47(2)            19.78          9,400,385          0.48
         (59.54)(2)(3)        (4.73)(2)(3)       71.51(2)(3)        19.57             47,439          0.66

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(4)
     --------------   ----------   ---------
          0.76%         (0.49)%        171%
          1.01          (0.74)         171
          0.77          (0.30)         222
          1.02          (0.53)         222
          0.76           0.03          227
          1.01          (0.15)         227
          0.74             --          195
          0.99          (0.18)         195
          0.78          (0.45)         181
          1.03          (0.63)         181
          0.49           1.18           37
          0.74           0.93           37
          0.49           0.97           44
          0.74           0.75           44
          0.49           0.80           39
          0.74           0.62           39
          0.48           0.64           40
          0.73           0.46           40
          0.48           0.80           39
          0.73           0.62           39

 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

 TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
 HARTFORD SERIES FUND, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statements of net assets of the Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund (eight of the portfolios comprising Hartford Series Fund, Inc.) (collectively, the "Funds") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2001 for the Hartford Series Fund, Inc. were audited by other auditors who have ceased operations and whose report, dated February 6, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds identified above at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2004

 HARTFORD SERIES FUND, INC.

 DIRECTOR AND OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Board of Directors ("Board") is responsible for overall management of the Fund. The Board may exercise all powers of the Fund, except those powers that are conferred solely upon or reserved to the shareholders. The following table provides information about the Fund's directors and officers. The business address for all directors and officers is c/o Hartford Series Fund, Inc., P.O. Box 2999, Hartford, CT 06104-2999, except for Tamara L. Fagely and Robert W. Beltz, Jr., whose business address is 500 Bielenberg Dr., Woodbury, MN 55125.
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------

                                             TERM OF
                          POSITION HELD    OFFICE* AND
                             WITH THE       LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       TIME SERVED:               DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
LYNN S. BIRDSONG          Director           2003         From 1979 to 2002, Mr. Birdsong was a
(age 57)                                                  managing director of Zurich Scudder
                                                          Investments, an investment management firm.
                                                          In 2003, Mr. Birdsong became an independent
                                                          director of the Atlantic Whitehall Funds
                                                          and The Japan Fund; during his employment
                                                          with Scudder, he was an interested director
                                                          of The Japan Fund. Since 1981, Mr. Birdsong
                                                          has been a partner in Birdsong Company, an
                                                          advertising specialty firm. He is also a
                                                          Director of Hartford HLS Series Fund II,
                                                          Inc., The Hartford Mutual Funds, Inc., The
                                                          Hartford Mutual Funds II, Inc. and The
                                                          Hartford Income Shares Fund, Inc.
-----------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN       Director           1995  (1)    Ms. Coleman has served as President of
(age 71)                                                  Saint Joseph College since 1991 and
                                                          President of Cashel House, Ltd. (retail)
                                                          since 1985. She is also a Director of
                                                          Hartford HLS Series Fund II, Inc., The
                                                          Hartford Mutual Funds, Inc., The Hartford
                                                          Mutual Funds II, Inc. and The Hartford
                                                          Income Shares Fund, Inc.
-----------------------------------------------------------------------------------------------------
ROBERT M. GAVIN           Director           2002         Dr. Gavin is an educational consultant.
(age 63)                                                  Prior to September 1, 2001, he was
                                                          President of Cranbrook Education Community;
                                                          and prior to July 1996, he was President of
                                                          Macalester College, St. Paul, Minnesota. He
                                                          is also a Director of Hartford HLS Series
                                                          Fund II, Inc., The Hartford Mutual Funds,
                                                          Inc., The Hartford Mutual Funds II, Inc.
                                                          and The Hartford Income Shares Fund, Inc.
-----------------------------------------------------------------------------------------------------
DUANE E. HILL             Director           2001         Mr. Hill is Partner Emeritus and a founding
(age 58)                                                  partner of TSG Capital Group, a private
                                                          equity investment firm that serves as
                                                          sponsor and lead investor in leveraged
                                                          buyouts of middle market companies. Mr.
                                                          Hill is also a Partner of TSG Ventures
                                                          L.P., a private equity investment company
                                                          that invests primarily in minority-owned
                                                          small businesses. He is also a Director of
                                                          Hartford HLS Series Fund II, Inc., The
                                                          Hartford Mutual Funds, Inc., The Hartford
                                                          Mutual Funds II, Inc. and The Hartford
                                                          Income Shares Fund, Inc.
-----------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------
                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
LYNN S. BIRDSONG               72        N/A
(age 57)

----------------------------------------------------------------------------------
WINIFRED E. COLEMAN            72        N/A
(age 71)

-----------------------------------------------------------------------------------------------------
ROBERT M. GAVIN                72        Dr. Gavin is a
(age 63)                                 Director of Systems
                                         & Computer
                                         Technology
                                         Corporation.

-----------------------------------------------------------------------------------------------------
DUANE E. HILL                  72        N/A
(age 58)

-----------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------

                                             TERM OF
                          POSITION HELD    OFFICE* AND
                             WITH THE       LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       TIME SERVED:               DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON       Director           2002         Mr. Peterson is a mutual fund industry
(age 59)                                                  consultant. He was a partner of KPMG LLP
                                                          until July 1999. In January 2004, Mr.
                                                          Peterson was appointed independent
                                                          president of the Strong Mutual Funds. He is
                                                          also a Director of Hartford HLS Series Fund
                                                          II, Inc., The Hartford Mutual Funds, Inc.,
                                                          The Hartford Mutual Funds II, Inc. and The
                                                          Hartford Income Shares Fund, Inc.
-----------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.     Director           1977  (1)    Mr. Pryor has served as Managing Director
(age 70)                                                  of Pryor & Clark Company (real estate
                                                          investment), Hartford, Connecticut, since
                                                          June 1992. He is also a Director of
                                                          Hartford HLS Series Fund II, Inc., The
                                                          Hartford Mutual Funds, Inc., The Hartford
                                                          Mutual Funds II, Inc., and The Hartford
                                                          Income Shares Fund, Inc.
-----------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS  NON-INTERESTED DIRECTORS
------------------------  -----------------------------------
                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX          OTHER
                           OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                DIRECTOR       HELD BY DIRECTOR
------------------------  -----------------------------------
PHILLIP O. PETERSON            72        N/A
(age 59)
-----------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.          72        Mr. Pryor is a
(age 70)                                 Director of Infodata
                                         Systems, Inc.
                                         (software company)
                                         and CompuDyne
                                         Corporation
                                         (security products
                                         and services) and
                                         August Financial
                                         Holding Company
                                         (advisory services).
-----------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
----------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA(2)        Director and         2002      Mr. Marra is President and Chief                72
(age 45)                  Chairman of                    Operating Officer of Hartford Life, Inc.
                          the Board                      He is also a member of the Board of
                                                         Directors and a member of the Office of
                                                         the Chairman for The Hartford Financial
                                                         Services Group, Inc. ("The Hartford"),
                                                         the parent company of Hartford Life. Mr.
                                                         Marra was named President of Hartford
                                                         Life in 2001 and COO in 2000, and served
                                                         as Director of Hartford Life's Investment
                                                         Products Division from 1998 to 2000. He
                                                         was head of the company's Individual Life
                                                         and Annuities Division from 1994 to 1998
                                                         after being promoted to Senior Vice
                                                         President in 1994 and to Executive Vice
                                                         President in 1996. Mr. Marra is also a
                                                         Managing Member and President of Hartford
                                                         Investment Financial Services, LLC
                                                         ("HIFSCO") and HL Investment Advisors LLC
                                                         ("HL Advisors"). He is also a Director
                                                         and Chairman of the Board of Hartford HLS
                                                         Series Fund II, Inc., The Hartford Mutual
                                                         Funds, Inc., The Hartford Mutual Funds
                                                         II, Inc. and The Hartford Income Shares
                                                         Fund, Inc.
----------------------------------------------------------------------------------------------------------------


INTERESTED DIRECTORS AND OFFICERS
----------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA(2)        Mr. Marra is a member
(age 45)                  of the Board of
                          Directors of The
                          Hartford.

----------------------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------------------------

                                             TERM OF
                          POSITION HELD    OFFICE* AND
                             WITH THE       LENGTH OF             PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       TIME SERVED:             DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------
LOWNDES A. SMITH(2)       Director             1996      Mr. Smith served as Vice Chairman of The
(age 64)                                                 Hartford from February 1997 to January
                                                         2002, as President and Chief Executive
                                                         Officer of Hartford Life, Inc. from
                                                         February 1997 to January 2002, and as
                                                         President and Chief Operating Officer of
                                                         The Hartford Life Insurance Companies
                                                         from January 1989 to January 2002. Mr.
                                                         Smith is also a Director of Hartford HLS
                                                         Series Fund II, Inc., The Hartford Mutual
                                                         Funds, Inc., The Hartford Mutual Funds
                                                         II, Inc. and The Hartford Income Shares
                                                         Fund, Inc.
--------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI(2)  President and        1999      Mr. Znamierowski currently serves as
(age 43)                  Director                       President of Hartford Investment
                                                         Management Company ("Hartford
                                                         Investment"), Senior Vice President for
                                                         Hartford Life, Inc., and Senior Vice
                                                         President and Chief Investment Officer
                                                         for Hartford Life Insurance Company. Mr.
                                                         Znamierowski is also a Managing Member
                                                         and Senior Vice President of HIFSCO and
                                                         HL Advisors. Mr. Znamierowski is Group
                                                         Senior Vice President and Chief
                                                         Investment Officer for The Hartford. In
                                                         addition, he serves as President and
                                                         Director of The Hartford Mutual Funds,
                                                         Inc. and as President of Hartford HLS
                                                         Series Fund II, Inc., The Hartford Mutual
                                                         Funds II, Inc. and The Hartford Income
                                                         Shares Fund, Inc.
--------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.      Vice President       2002      Mr. Beltz currently serves as Vice
(age 54)                                                 President Securities Operations of
                                                         Hartford Administrative Services Company
                                                         ("HASCO"). Since December 2001, he has
                                                         served as Assistant Vice President of
                                                         Hartford Life Insurance Company. In
                                                         addition, he is Vice President of
                                                         Hartford HLS Series Fund II, Inc., The
                                                         Hartford Mutual Funds, Inc., The Hartford
                                                         Mutual Funds II, Inc. and The Hartford
                                                         Income Shares Fund, Inc.
--------------------------------------------------------------------------------------------------
KEVIN J. CARR             Vice President       1996      Mr. Carr has served as The Hartford's
(age 49)                  and Secretary                  Assistant General Counsel since 1999,
                                                         Counsel since November 1996 and Associate
                                                         Counsel since November 1995. Mr. Carr is
                                                         also Vice President and Assistant
                                                         Secretary of HL Advisors and HIFSCO and
                                                         Assistant Secretary of Hartford
                                                         Investment. He is also Vice President and
                                                         Secretary of Hartford HLS Series Fund II,
                                                         Inc., The Hartford Mutual Funds, Inc.,
                                                         The Hartford Mutual Funds II, Inc. and
                                                         The Hartford Income Shares Fund, Inc.
--------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND  INTERESTED DIRECTORS AND OFFICERS
------------------------  -------------------------------------
                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX           OTHER
                           OVERSEEN BY       DIRECTORSHIPS
NAME AND AGE                DIRECTOR        HELD BY DIRECTOR
------------------------  -------------------------------------
LOWNDES A. SMITH(2)            72        N/A
(age 64)

--------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI(2)       53        N/A
(age 43)

--------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.          N/A        N/A
(age 54)

--------------------------------------------------------------------------------------------------
KEVIN J. CARR                 N/A        N/A
(age 49)

--------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------------------------

                                             TERM OF
                          POSITION HELD    OFFICE* AND
                             WITH THE       LENGTH OF             PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       TIME SERVED:             DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.   Vice President       2002      Mr. Davison is a Managing Director and
(age 46)                                                 Director of the Funds Management Group of
                                                         Hartford Investment. Mr. Davison is also
                                                         a Senior Vice President of HIFSCO and HL
                                                         Advisors. In addition, he serves as Vice
                                                         President of Hartford HLS Series Fund II,
                                                         Inc., The Hartford Mutual Funds, Inc.,
                                                         The Hartford Mutual Funds II, Inc. and
                                                         The Hartford Income Shares Fund, Inc.
--------------------------------------------------------------------------------------------------
TAMARA L. FAGELY          Vice President       2002      Ms. Fagely has been Vice President of
(age 45)                                                 HASCO since 1998. Prior to 1998, she was
                                                         Second Vice President of HASCO. Since
                                                         December 2001, she has served as
                                                         Assistant Vice President of Hartford Life
                                                         Insurance Company. In addition, she is
                                                         Controller of HIFSCO, Vice President of
                                                         Hartford HLS Series Fund II, Inc. and
                                                         Vice President, Controller and Treasurer
                                                         of The Hartford Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II, Inc. and The
                                                         Hartford Income Shares Fund, Inc.
--------------------------------------------------------------------------------------------------
BRUCE FERRIS              Vice President       2002      Mr. Ferris serves as Senior Vice
(age 48)                                                 President and a Director of Sales and
                                                         Marketing in the Investment Products
                                                         Division of Hartford Life Insurance
                                                         Company. He is also a Managing Member of
                                                         HL Advisors. In addition, Mr. Ferris is
                                                         Vice President of Hartford HLS Series
                                                         Fund II, Inc., The Hartford Mutual Funds,
                                                         Inc., The Hartford Mutual Funds II, Inc.
                                                         and The Hartford Income Shares Fund, Inc.
--------------------------------------------------------------------------------------------------
MARY JANE FORTIN          Vice President       2003      Ms. Fortin is Senior Vice President and
(age 39)                                                 Director of Mutual Funds and 529 Programs
                                                         for Hartford Life. In addition, she is
                                                         Vice President of Hartford HLS Series
                                                         Fund II, Inc., The Hartford Mutual Funds,
                                                         Inc., The Hartford Mutual Funds II, Inc.
                                                         and The Hartford Income Shares Fund, Inc.
                                                         Previously, Ms. Fortin served as Senior
                                                         Vice President and Chief Accounting
                                                         Officer of Hartford Life. She joined
                                                         Hartford Life in 1997.
--------------------------------------------------------------------------------------------------
GEORGE R. JAY             Vice                 1996      Mr. Jay serves as Assistant Vice
(age 51)                  President,                     President of Hartford Life Insurance
                          Controller and                 Company's Equity Products Department. He
                          Treasurer                      is also Controller of HL Advisors, Vice
                                                         President, Controller and Treasurer of
                                                         Hartford HLS Series Fund II, Inc. and
                                                         Vice President of The Hartford Mutual
                                                         Funds, Inc., The Hartford Mutual Funds
                                                         II, Inc. and The Hartford Income Shares
                                                         Fund, Inc.
--------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND  INTERESTED DIRECTORS AND OFFICERS
------------------------  -------------------------------------
                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX           OTHER
                           OVERSEEN BY       DIRECTORSHIPS
NAME AND AGE                DIRECTOR        HELD BY DIRECTOR
------------------------  -------------------------------------
WILLIAM H. DAVISON, JR.       N/A        N/A
(age 46)

--------------------------------------------------------------------------------------------------
TAMARA L. FAGELY              N/A        N/A
(age 45)

--------------------------------------------------------------------------------------------------
BRUCE FERRIS                  N/A        N/A
(age 48)

--------------------------------------------------------------------------------------------------
MARY JANE FORTIN              N/A        N/A
(age 39)

--------------------------------------------------------------------------------------------------
GEORGE R. JAY                 N/A        N/A
(age 51)

--------------------------------------------------------------------------------------------------

 HARTFORD SERIES FUND, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------------------------

                                             TERM OF
                          POSITION HELD    OFFICE* AND
                             WITH THE       LENGTH OF             PRINCIPAL OCCUPATION(S)
NAME AND AGE                 COMPANY       TIME SERVED:             DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE          Vice President       2000      Mr. Joyce currently serves as Senior Vice
(age 44)                                                 President and Director of the
                                                         Institutional Products Group for Hartford
                                                         Life Insurance Company. Mr. Joyce is also
                                                         Senior Vice President HL Advisors and
                                                         Vice President of Hartford HLS Series
                                                         Fund II, Inc., The Hartford Mutual Funds,
                                                         Inc., The Hartford Mutual Funds II, Inc.
                                                         and The Hartford Income Shares Fund, Inc.
                                                         Previously, he served as Vice President
                                                         (1997-1999) and Assistant Vice President
                                                         (1994-1997) of Hartford Life Insurance
                                                         Company.
--------------------------------------------------------------------------------------------------
DAVID N. LEVENSON         Vice President       2000      Mr. Levenson serves as Senior Vice
(age 37)                                                 President of Hartford Life Insurance
                                                         Company's Retail Product Management Group
                                                         and is responsible for all retail product
                                                         management and profitability. Mr.
                                                         Levenson is also a Senior Vice President
                                                         of HIFSCO. In addition, he serves as Vice
                                                         President of Hartford HLS Series Fund II,
                                                         Inc., The Hartford Mutual Funds, Inc.,
                                                         The Hartford Mutual Funds II, Inc. and
                                                         The Hartford Income Shares Fund, Inc. Mr.
                                                         Levenson joined The Hartford in 1995.
--------------------------------------------------------------------------------------------------
JOHN C. WALTERS           Vice President       2000      Mr. Walters serves as Executive Vice
(age 41)                                                 President and Director of the Investment
                                                         Products Division of Hartford Life
                                                         Insurance Company. Mr. Walters is also a
                                                         Managing Member and Executive Vice
                                                         President of HIFSCO and HL Advisors. In
                                                         addition, he is Vice President of
                                                         Hartford HLS Series Fund II, Inc., The
                                                         Hartford Mutual Funds, Inc., The Hartford
                                                         Mutual Funds II, Inc. and The Hartford
                                                         Income Shares Fund, Inc. Previously, Mr.
                                                         Walters was with First Union Securities.
--------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND  INTERESTED DIRECTORS AND OFFICERS
------------------------  -------------------------------------
                            NUMBER OF
                          PORTFOLIOS IN
                          FUND COMPLEX           OTHER
                           OVERSEEN BY       DIRECTORSHIPS
NAME AND AGE                DIRECTOR        HELD BY DIRECTOR
------------------------  -------------------------------------
STEPHEN T. JOYCE              N/A        N/A
(age 44)
--------------------------------------------------------------------------------------------------
DAVID N. LEVENSON             N/A        N/A
(age 37)
--------------------------------------------------------------------------------------------------
JOHN C. WALTERS               N/A        N/A
(age 41)
--------------------------------------------------------------------------------------------------

 * Each director and officer may serve until his or her successor is elected and qualifies.

(1) Ms. Coleman and Mr. Pryor served as directors, beginning in 1995 and 1977, respectively, of certain Maryland corporations (each of which was registered with the SEC as an open-end management investment company) that were reorganized as investment portfolios (series) of Hartford Series Fund, Inc. on August 28, 2002.

(2) "Interested person" of the Company as defined in the Investment Company Act of 1940 because of the person's affiliation with or equity ownership of [HARTFORD INVESTMENT FINANCIAL SERVICES, LLC] or affiliated companies.

The Fund's Statement of Additional Information includes further information about fund directors and is available without charge upon request by calling 1-800-862-6668 or writing: Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

If you'd like to write us, please send your note or letter to one of the following addresses:

BY REGULAR MAIL:
The Hartford
Attention: IPS
P.O. Box 5085
Hartford, CT 06102-5085

ON THE WORLD WIDE WEB:
www.hartfordinvestor.com

ISSUER:
Hartford Life Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

PRINCIPAL UNDERWRITER:
Hartford Securities Distribution
Company, Inc.
P.O. Box 2999
Hartford, CT 06104-2999

[THE HARTFORD LOGO]

INVESTMENT MANAGERS:
-    HL Investment Advisors, Inc.
     P.O. Box 2999
     Hartford, CT 06104-2999

     INVESTMENT SUB-ADVISERS:
     Hartford Investment Management
     Company (HIMCO)
     P.O. Box 1744
     Hartford, CT 06114-1744

     Wellington Management Company, LLP
     75 State Street
     Boston, MA 02109

-    Banc of America Capital
     Management, LLC
     101 S. Tryon Street, 9th Floor
     Charlotte, NC 28255

     INVESTMENT SUB-ADVISERS:
     Brandes Investment Partners, LLC
     11988 El Camino Real
     Suite 500
     San Diego, CA 92130-2083

     MacKay Shields, LLC
     9 West 57th Street, 34th Floor
     New York, NY 10019

     Marsico Capital Management, LLC
     1200 17th Street, Suite 1300
     Denver, CO 80202

-    AIM Advisors, Inc.
     11 Greenway Plaza, Suite 100
     Houston, Texas 77046-1173

NATANN-1-04    Printed in U.S.A. (copyright) 2004  The
Hartford, Hartford, CT 06115

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries, including the issuing companies of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085


PRESORTED
STANDARD
U.S. POSTAGE
PAID
HUDSON, MA
PERMIT NO. 6

ITEM 2. CODE OF ETHICS.

      Registrant has adopted a code of ethics, which is attached as Exhibit
10(a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FUND AUDITOR FEE INFORMATION

AUDIT FEES. Audit fees for Hartford Series Fund, Inc. totaled approximately $488,761 in 2003 and approximately $265,069 in 2002, including fees associated with the annual audit and filings of the Fund's Form N-1A and Form N-SAR.

AUDIT-RELATED FEES. Fees for Hartford Series Fund, Inc. audit-related services totaled approximately $0 in 2003 and approximately $0 in 2002. Audit-related services principally include accounting consultations in connection with new accounting standards.

TAX FEES. Fees for tax compliance services to Hartford Series Fund, Inc. totaled approximately $78,710 in 2003 and $54,878 in 2002.

ALL OTHER FEES. Fees for all other services to Hartford Series Fund, Inc. not included above totaled approximately $0 in 2003 and $0 in 2002.

OTHER AFFILIATE FEES REQUIRED TO BE PRE-APPROVED

      Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to certain entities* defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the fund. The amount of such services that were subject to pre-approval and were pre-approved during 2003 was $105,000 for services classified as Audit-Related, $105,000 for services classified as Tax, and there were no Other services subject to pre-approval.



----------
* These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as "affiliates").

AGGREGATE NON-AUDIT FEES

      The aggregate non-audit fees for Hartford Series Fund, Inc. and all affiliates as defined, totaled approximately $312,332 in 2003 and $236,279 in 2002, including services provided prior to May 6, 2003, the effective date of the pre-approval process. The audit committee has considered the compatibility of the non-audit services that were not subject to pre-approval with the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable to this filing.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable to this filing.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

      (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

      (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

      (a)   Registrant's Code of Ethics in response to Item 2.

      (b) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

      99    Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                HARTFORD SERIES FUND, INC.


Date: February 12, 2004         By: /s/ David M. Znamierowski
                                   ---------------------------------------
                                   David M. Znamierowski
                                   Its: President



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 12, 2004         By: /s/ David M. Znamierowksi
                                   ---------------------------------------
                                   David M. Znamierowski
                                   Its: President


Date: February 12, 2004         By: /s/ George R. Jay
                                   ---------------------------------------
                                   George R. Jay
                                   Its: Vice President, Controller and Treasurer

                                  EXHIBIT LIST

                  10(a) Code of Ethics

99.CERT           10(b) Certifications

                        (i) Section 302 certification of principal executive officer

                        (ii) Section 302 certification of principal financial officer

99.906CERT        99    Section 906 certification of principal executive officer
                        and principal financial officer